                                                                     EXHIBIT 4.1

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                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 29, 2006

                                   ----------

                       Mortgage Pass-Through Certificates

                                  Series 2006-H

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01    Defined Terms.............................................    16
Section 1.02    Interest Calculations.....................................    77

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01    Conveyance of Mortgage Loans..............................    77
Section 2.02    Acceptance by the Trustee or Custodian of the Mortgage
                   Loans..................................................    82
Section 2.03    Representations, Warranties and Covenants of the Master
                   Servicer...............................................    87
Section 2.04    Representations and Warranties of the Depositor as to the

                                   ARTICLE III

             ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.05    Maintenance of Primary Mortgage Insurance Policy; Claims..    95
Section 3.06    Rights of the Depositor, the Securities Administrator and
                   the Trustee in Respect of the Master Servicer..........    96
Section 3.07    Trustee to Act as Master Servicer.........................    96
Section 3.08    Servicer Custodial Accounts and Escrow Accounts...........    96
Section 3.09    Collection of Mortgage Loan Payments; Master Servicer
                   Custodial Account, Investment Account, Certificate
                   Account, Rate Cap Carryover Reserve Account and
                   Interest Rate Floor Account............................    97
Section 3.10    Access to Certain Documentation and Information Regarding
                   the Mortgage Loans.....................................   102

                                       -i-

Section 3.11    Permitted Withdrawals from the Certificate Account, the
                   Master Servicer Custodial Account and the Investment

Section 3.14    Enforcement of Due-On-Sale Clauses; Assumption Agreements.   104
Section 3.15    Realization Upon Defaulted Mortgage Loans; REO Property...   104
Section 3.16    Trustee to Cooperate; Release of Mortgage Files...........   106
Section 3.17    Documents, Records and Funds in Possession of the Master

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

Section 4.01    Master Servicer's Certificate.............................   118

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

Section 5.01    Distributions.............................................   118
Section 5.02    Priorities of Distributions on the Shifting Interest
                   Certificates...........................................   119
Section 5.03    Priorities of Distributions on the Overcollateralized

Section 5.08    Rights of the Tax Matters Person in Respect of the

Section 5.11    Master Servicer, Securities Administrator and Trustee
                   Indemnification........................................   153
Section 5.12    Supplemental Interest Trust...............................   153
Section 5.13    Tax Treatment of Swap Payments and Swap Termination
                   Payments...............................................   155

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01    The Certificates..........................................   155
Section 6.02    Registration of Transfer and Exchange of Certificates.....   156

                                      -ii-

Section 6.03    Mutilated, Destroyed, Lost or Stolen Certificates.........   161
Section 6.04    Persons Deemed Owners.....................................   161

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01    Respective Liabilities of the Depositor and the Master
                   Servicer...............................................   162
Section 7.02    Merger or Consolidation of the Depositor or the Master
                   Servicer...............................................   162
Section 7.03    Limitation on Liability of the Depositor, the Master
                   Servicer and Others....................................   163
Section 7.04    Depositor and Master Servicer Not to Resign...............   163

                                  ARTICLE VIII

                                     DEFAULT

Section 8.01    Events of Default.........................................   164
Section 8.02    Remedies of Trustee.......................................   166
Section 8.03    Directions by Certificateholders and Duties of Trustee
                   During Event of Default................................   166
Section 8.04    Action upon Certain Failures of the Master Servicer and

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01    Duties of Trustee and Securities Administrator............   168
Section 9.02    Certain Matters Affecting the Trustee and the Securities
                   Administrator..........................................   172
Section 9.03    Neither Trustee nor Securities Administrator Liable for
                   Certificates or Mortgage Loans.........................   173
Section 9.04    Trustee and Securities Administrator May Own
                   Certificates...........................................   174
Section 9.05    Eligibility Requirements for Trustee and the Securities
                   Administrator..........................................   174
Section 9.06    Resignation and Removal of Trustee and the Securities
                   Administrator..........................................   176
Section 9.07    Successor Trustee or Securities Administrator.............   177
Section 9.08    Merger or Consolidation of Trustee or Securities

Section 9.11    Securities Administrator's Fees and Expenses and Trustee's

Section 9.15    Trustee or Securities Administrator May Enforce Claims
                   Without Possession of Certificates.....................   182

                                      -iii-

Section 9.16    Suits for Enforcement.....................................   182
Section 9.17    Waiver of Bond Requirement................................   182
Section 9.18    Waiver of Inventory, Accounting and Appraisal
                   Requirement............................................   183

                                    ARTICLE X

                                   TERMINATION

Section 10.01   Termination upon Purchase or Liquidation of All
                   Mortgage Loans.........................................   183
Section 10.02   Additional Termination Requirements.......................   186

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.10   Regulation AB Compliance; Intent of the Parties;
                   Reasonableness.........................................   191
Section 11.11   Third Party Beneficiary...................................   192

                                      -iv-

                                    EXHIBITS

Exhibit A-1A1   Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2   Form of Face of Class 1-A-2 Certificate
Exhibit A-1AR   Form of Face of Class 1-A-R Certificate
Exhibit A-2A1   Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2   Form of Face of Class 2-A-2 Certificate
Exhibit A-2A3   Form of Face of Class 2-A-3 Certificate
Exhibit A-2A4   Form of Face of Class 2-A-4 Certificate
Exhibit A-3A1   Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2   Form of Face of Class 3-A-2 Certificate
Exhibit A-3A3   Form of Face of Class 3-A-3 Certificate
Exhibit A-3A4   Form of Face of Class 3-A-4 Certificate
Exhibit A-4A1   Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2   Form of Face of Class 4-A-2 Certificate
Exhibit A-4A3   Form of Face of Class 4-A-3 Certificate
Exhibit A-4A4   Form of Face of Class 4-A-4 Certificate
Exhibit A-5A1   Form of Face of Class 5-A-1 Certificate
Exhibit A-5A2   Form of Face of Class 5-A-2 Certificate
Exhibit A-6A1   Form of Face of Class 6-A-1 Certificate
Exhibit A-6A2   Form of Face of Class 6-A-2 Certificate
Exhibit B-B1    Form of Face of Class B-1 Certificate
Exhibit B-B2    Form of Face of Class B-2 Certificate
Exhibit B-B3    Form of Face of Class B-3 Certificate
Exhibit B-B4    Form of Face of Class B-4 Certificate
Exhibit B-B5    Form of Face of Class B-5 Certificate
Exhibit B-B6    Form of Face of Class B-6 Certificate
Exhibit B-M1    Form of Face of Class M-1 Certificate
Exhibit B-M2    Form of Face of Class M-2 Certificate
Exhibit B-M3    Form of Face of Class M-3 Certificate
Exhibit B-M4    Form of Face of Class M-4 Certificate
Exhibit B-M5    Form of Face of Class M-5 Certificate
Exhibit B-M6    Form of Face of Class M-6 Certificate
Exhibit B-M7    Form of Face of Class M-7 Certificate
Exhibit B-M8    Form of Face of Class M-8 Certificate
Exhibit B-CE    Form of Face of Class CE Certificate
Exhibit B-P     Form of Face of Class P Certificate
Exhibit C       Form of Reverse of all Certificates
Exhibit D-1     Loan Group 1 Mortgage Loan Schedule
Exhibit D-2     Loan Group 2 Mortgage Loan Schedule
Exhibit D-3     Loan Group 3 Mortgage Loan Schedule
Exhibit D-4     Loan Group 4 Mortgage Loan Schedule
Exhibit D-5     Loan Group 5 Mortgage Loan Schedule
Exhibit D-6     Loan Group 6 Mortgage Loan Schedule
Exhibit E       Request for Release of Documents
Exhibit F       Form of Certification of Establishment of Account

                                       -v-

Exhibit G-1     Form of Transferor's Certificate
Exhibit G-2A    Form 1 of Transferee's Certificate
Exhibit G-2B    Form 2 of Transferee's Certificate
Exhibit H       Form of Transferee Representation Letter for ERISA
                   Restricted Certificates
Exhibit I       Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J       List of Recordation States
Exhibit K       Form of Initial Certification
Exhibit L       Form of Final Certification
Exhibit M       Form of Sarbanes-Oxley Certification
Exhibit N       Relevant Servicing Criteria
Exhibit O       Additional Form 10-D Disclosure
Exhibit P       Additional Form 10-K Disclosure
Exhibit Q       Form 8-K Disclosure Information
Exhibit R       Form of Back-up Certification
Exhibit S       Form of Additional Disclosure Notification
Exhibit T       Interest Rate Swap Agreement
Exhibit U       Interest Rate Cap Agreement
Exhibit V       Interest Rate Floor Agreement

                                      -vi-

                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated September 29, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION,
as trustee (together with its permitted successors and assigns, the "Trustee").

                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor intends to sell pass-through certificates (collectively, the
"Certificates"), to be issued hereunder in multiple Classes, which in the aggregate together with the uncertificated Class Swap-IO Interest issued by the
Upper-Tier II REMIC, will evidence the entire beneficial ownership interest in the Trust Estate created hereunder. The Certificates will consist of thirty-five
Classes of Certificates, designated as (i) the Class 1-A-1, Class 1-A-2, Class
2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class
3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class
5-A-1, Class 5-A-2, Class 6-A-1 and Class 6-A-2 Certificates, (ii) Class B-1,
Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class M-1, Class M 2,
Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8
Certificates, (iii) the Class CE Certificates, (iv) the Class P Certificates and
(v) the Class 1-A-R Certificate. The descriptions of the Shifting Interest
Lower-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest
Upper-Tier REMIC, the Lower-Tier II REMIC, the Middle-Tier II REMIC and the
Upper-Tier II REMIC that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

                       SHIFTING INTEREST LOWER-TIER REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage
Loans as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the
"Shifting Interest Lower-Tier REMIC." The Class SI-LR Interest will represent the sole class of "residual interests" in the Shifting Interest Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Aggregate Shifting Interest Lower-Tier REMIC
Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Shifting Interest
Lower-Tier Interests. None of the Uncertificated Shifting Interest Lower-Tier
Interests will be certificated.

                                        UNCERTIFICATED SHIFTING
              INITIAL UNCERTIFICATED   INTEREST LOWER-TIER REMIC   LATEST POSSIBLE MATURITY
DESIGNATION          BALANCE               PASS-THROUGH RATE                DATE(1)
-----------   ----------------------   -------------------------   ------------------------

    1-L           $ 56,238,064.50             Variable (2)            September 20, 2046
   1-LS           $      2,531.50             Variable (2)            September 20, 2046
    2-L           $347,084,322.06             Variable (2)            September 20, 2046
   2-LS           $     15,619.94             Variable (2)            September 20, 2046
    3-L           $100,604,163.31             Variable (2)            September 20, 2046
   3-LS           $      4,527.69             Variable (2)            September 20, 2046
    4-L           $139,369,943.78             Variable (2)            September 20, 2046
   4-LS           $      6,272.22             Variable (2)            September 20, 2046

(1)  Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Shifting
     Interest Lower-Tier Interest.

(2)  Calculated in accordance with the definition of "Uncertificated Shifting
     Interest Lower-Tier REMIC Pass-Through Rate" herein.

                                       -2-

                       SHIFTING INTEREST MIDDLE-TIER REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Shifting Interest
Lower-Tier Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest
Middle-Tier REMIC." The Class SI-MR Interest will represent the sole class of
"residual interests" in the Shifting Interest Middle-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through
Rate, the initial Uncertificated Balance, and solely for purposes of satisfying
Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Shifting Interest Middle-Tier Interests.
None of the Uncertificated Shifting Interest Middle-Tier Interests will be certificated.

                                         UNCERTIFICATED SHIFTING
              INITIAL UNCERTIFICATED   INTEREST MIDDLE-TIER REMIC   LATEST POSSIBLE MATURITY
DESIGNATION           BALANCE               PASS-THROUGH RATE               DATE(1)
-----------   ----------------------   --------------------------   ------------------------

MRI-1-A-1          $ 53,709,000                Variable(2)             September 20, 2046
MRI-1-A-R          $        100                Variable(2)             September 20, 2046
MRI-2-A-1          $115,620,000                Variable(2)             September 20, 2046
MRI-2-A-2          $215,860,000                Variable(2)             September 20, 2046
MRI-3-A-1          $ 74,108,000                Variable(2)             September 20, 2046
MRI-3-A-2          $ 21,973,000                Variable(2)             September 20, 2046
MRI-4-A-1          $102,312,000                Variable(2)             September 20, 2046
MRI-4-A-2          $ 30,792,000                Variable(2)             September 20, 2046
MRI-B-1            $ 16,084,000                Variable(2)             September 20, 2046
MRI-B-2            $  4,825,000                Variable(2)             September 20, 2046
MRI-B-3            $  2,895,000                Variable(2)             September 20, 2046
MRI-B-4            $  1,930,000                Variable(2)             September 20, 2046
MRI-B-5            $  1,609,000                Variable(2)             September 20, 2046
MRI-B-6            $  1,608,344                Variable(2)             September 20, 2046

(1)  Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Shifting
     Interest Middle-Tier Interest.

(2)  Calculated in accordance with the definition of "Uncertificated Shifting
     Interest Middle-Tier REMIC Pass-Through Rate" herein.

                                       -3-

                       SHIFTING INTEREST UPPER-TIER REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Shifting
Interest Middle-Tier Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest
Upper-Tier REMIC." The Class SI-UR Interest will represent the sole class of
"residual interests" in the Shifting Interest Upper-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth (or describes)
the designation, the Interest Rate, and Initial Class Certificate Balance or
Notional Amount for each Shifting Interest Upper-Tier Interest comprising the
"regular interests" in the Shifting Interest Upper-Tier REMIC for purposes of the REMIC Provisions and solely for purposes of Satisfying Treasury Regulations
Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each class of Shifting Interest Upper-Tier Interests.

              INITIAL CLASS CERTIFICATE                    LATEST POSSIBLE MATURITY
DESIGNATION   BALANCE OR NOTIONAL AMOUNT   INTEREST RATE          DATE (14)
-----------   --------------------------   -------------   ------------------------

   1-A-1           $ 51,178,000.00              (1)           September 20, 2046
   1-A-2           $  2,531,000.00              (1)           September 20, 2046
   1-A-R           $        100.00              (1)           September 20, 2046
   2-A-1           $100,000,000.00              (2)           September 20, 2046
   2-A-2           $118,702,000.00              (3)           September 20, 2046
   2-A-3           $ 97,158,000.00              (4)           September 20, 2046
   2-A-4           $ 15,620,000.00              (2)           September 20, 2046
   3-A-1           $ 69,580,000.00              (5)           September 20, 2046
   3-A-2           $ 21,973,000.00              (6)           September 20, 2046
   3-A-3           $ 21,973,000.00              (7)           September 20, 2046
   3-A-4           $  4,528,000.00              (5)           September 20, 2046
   4-A-1           $ 96,040,000.00              (8)           September 20, 2046
   4-A-2           $ 30,792,000.00              (9)           September 20, 2046
   4-A-3           $ 30,792,000.00             (10)           September 20, 2046
   4-A-4           $  6,272,000.00              (8)           September 20, 2046
    B-1            $ 16,084,000.00             (11)           September 20, 2046
    B-2            $  4,825,000.00             (11)           September 20, 2046
    B-3            $  2,895,000.00             (11)           September 20, 2046
    B-4            $  1,930,000.00             (11)           September 20, 2046
    B-5            $  1,609,000.00             (11)           September 20, 2046
    B-6            $  1,608,344.00             (11)           September 20, 2046

(1)  Interest will accrue on these Interests at a per annum rate equal to Net
     WAC of the Group 1 Mortgage Loans.

(2)  Interest will accrue on these Interests at a per annum rate equal to the
     Net WAC of the Group 2 Mortgage Loans.

(3)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these
     Interests at a per annum rate equal to the Net WAC of the Group 2 Mortgage
     Loans less 0.495111%. For each Distribution Date occurring on and after the
     Distribution Date in October 2011, interest will accrue on these Interests at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

(4)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these
     Interests at a per annum rate equal to the Net WAC of the Group 2 Mortgage
     Loans plus 0.604898%. For each Distribution Date occurring on and

                                       -4-

     after the Distribution Date in October 2011, interest will accrue on these
     Interests at a per annum rate equal to the Net WAC of the Group 2 Mortgage
     Loans.

(5)  Interest will accrue on these Interests at a per annum rate equal to the
     Net WAC of the Group 3 Mortgage Loans.

(6)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2013, interest will accrue on these
     Interests at a per annum rate equal to the Net WAC of the Group 3 Mortgage
     Loans less 0.289033%. For each Distribution Date occurring on and after the
     Distribution Date in October 2013, interest will accrue on these Interests at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

(7)  The Class 3-A-3 Interests will bear interest on their Notional Amount. For each Distribution Date occurring prior to and including the Distribution
     Date in September 2013, interest will accrue on the Class 3-A-3 Interests at a per annum rate equal to 0.289033%. For each Distribution Date occurring on and after the Distribution Date in October 2013, no interest will accrue on the Class 3-A-3 Interests.

(8)  Interest will accrue on these Interests at a per annum rate equal to the
     Net WAC of the Group 4 Mortgage Loans.

(9)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2016, interest will accrue on these
     Interests at a per annum rate equal to the Net WAC of the Group 4 Mortgage
     Loans less 0.322396%. For each Distribution Date occurring on and after the
     Distribution Date in October 2016, interest will accrue on these Interests at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

(10) The Class 4-A-3 Interests will bear interest on their Notional Amount. For each Distribution Date occurring prior to and including the Distribution
     Date in September 2016, interest will accrue on the Class 4-A-3
     Certificates at a per annum rate equal to 0.322396%. For each Distribution
     Date occurring on and after the Distribution Date in October 2016, no interest will accrue on the Class 4-A-3 Certificates.

(11) Interest will accrue on these Interests at a per annum rate equal to the weighted average of the MRI-B-1, MRI-B-2, MRI-B-3, MRI-B-4, MRI-B-5 and
     MRI-B-6 Interests.

                                       -5-

                               LOWER-TIER II REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 5 Mortgage Loans, the Group 6 Mortgage Loans and certain other related assets subject to this
Agreement (but exclusive of the Supplemental Interest Trust, the Interest Rate
Swap Agreement, the Interest Rate Cap Agreement, the Interest Rate Floor
Agreement, the Swap Account, the Interest Rate Floor Account, the Rate Cap
Carryover Reserve Account and the Class IO Distribution Amount) as REMIC for
federal income tax purposes, and such segregated pool of assets will be designated as the "Lower-Tier II REMIC." The II-LR Interest will represent the sole class of "residual interests" in the Lower-Tier II REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Lower-Tier II REMIC Pass-Through Rate, the
initial Uncertificated Balance, and solely for purposes of satisfying Treasury
Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Lower-Tier II Regular Interests. None of the
Uncertificated Lower-Tier II Regular Interests will be certificated.

               INITIAL UNCERTIFICATED   UNCERTIFICATED LOWER-TIER II    LATEST POSSIBLE
DESIGNATIONS           BALANCE            REMIC PASS-THROUGH RATE      MATURITY DATE(1)
------------   ----------------------   ----------------------------   ----------------

LRII-I             $60,263,629.96               Variable(2)            October 20, 2036
LRII-1-A           $24,826,153.00               Variable(2)            October 20, 2036
LRII-1-B           $24,826,153.00               Variable(2)            October 20, 2036
LRII-2-A           $21,561,064.17               Variable(2)            October 20, 2036
LRII-2-B           $21,561,064.17               Variable(2)            October 20, 2036
LRII-3-A           $21,072,469.86               Variable(2)            October 20, 2036
LRII-3-B           $21,072,469.86               Variable(2)            October 20, 2036
LRII-4-A           $20,166,353.44               Variable(2)            October 20, 2036
LRII-4-B           $20,166,353.44               Variable(2)            October 20, 2036
LRII-5-A           $18,729,965.40               Variable(2)            October 20, 2036
LRII-5-B           $18,729,965.40               Variable(2)            October 20, 2036
LRII-6-A           $18,008,832.30               Variable(2)            October 20, 2036
LRII-6-B           $18,008,832.30               Variable(2)            October 20, 2036
LRII-7-A           $17,442,429.17               Variable(2)            October 20, 2036
LRII-7-B           $17,442,429.17               Variable(2)            October 20, 2036
LRII-8-A           $16,643,744.65               Variable(2)            October 20, 2036
LRII-8-B           $16,643,744.65               Variable(2)            October 20, 2036
LRII-9-A           $16,002,911.78               Variable(2)            October 20, 2036
LRII-9-B           $16,002,911.78               Variable(2)            October 20, 2036
LRII-10-A          $15,386,744.23               Variable(2)            October 20, 2036
LRII-10-B          $15,386,744.23               Variable(2)            October 20, 2036
LRII-11-A          $14,794,292.90               Variable(2)            October 20, 2036
LRII-11-B          $14,794,292.90               Variable(2)            October 20, 2036
LRII-12-A          $14,224,645.26               Variable(2)            October 20, 2036
LRII-12-B          $14,224,645.26               Variable(2)            October 20, 2036
LRII-13-A          $13,676,923.83               Variable(2)            October 20, 2036
LRII-13-B          $13,676,923.83               Variable(2)            October 20, 2036

                                       -6-

               INITIAL UNCERTIFICATED   UNCERTIFICATED LOWER-TIER II    LATEST POSSIBLE
DESIGNATIONS           BALANCE            REMIC PASS-THROUGH RATE      MATURITY DATE(1)
------------   ----------------------   ----------------------------   ----------------

LRII-14-A          $13,150,284.91               Variable(2)            October 20, 2036
LRII-14-B          $13,150,284.91               Variable(2)            October 20, 2036
LRII-15-A          $12,643,917.28               Variable(2)            October 20, 2036
LRII-15-B          $12,643,917.28               Variable(2)            October 20, 2036
LRII-16-A          $12,157,040.87               Variable(2)            October 20, 2036
LRII-16-B          $12,157,040.87               Variable(2)            October 20, 2036
LRII-17-A          $11,688,905.65               Variable(2)            October 20, 2036
LRII-17-B          $11,688,905.65               Variable(2)            October 20, 2036
LRII-18-A          $11,357,084.52               Variable(2)            October 20, 2036
LRII-18-B          $11,357,084.52               Variable(2)            October 20, 2036
LRII-19-A          $11,646,465.93               Variable(2)            October 20, 2036
LRII-19-B          $11,646,465.93               Variable(2)            October 20, 2036
LRII-20-A          $10,717,276.29               Variable(2)            October 20, 2036
LRII-20-B          $10,717,276.29               Variable(2)            October 20, 2036
LRII-21-A          $10,594,093.23               Variable(2)            October 20, 2036
LRII-21-B          $10,594,093.23               Variable(2)            October 20, 2036
LRII-22-A          $10,418,526.87               Variable(2)            October 20, 2036
LRII-22-B          $10,418,526.87               Variable(2)            October 20, 2036
LRII-23-A          $ 9,322,921.04               Variable(2)            October 20, 2036
LRII-23-B          $ 9,322,921.04               Variable(2)            October 20, 2036
LRII-24-A          $ 9,142,335.44               Variable(2)            October 20, 2036
LRII-24-B          $ 9,142,335.44               Variable(2)            October 20, 2036
LRII-25-A          $ 8,471,727.88               Variable(2)            October 20, 2036
LRII-25-B          $ 8,471,727.88               Variable(2)            October 20, 2036
LRII-26-A          $ 8,505,418.51               Variable(2)            October 20, 2036
LRII-26-B          $ 8,505,418.51               Variable(2)            October 20, 2036
LRII-27-A          $ 7,909,022.75               Variable(2)            October 20, 2036
LRII-27-B          $ 7,909,022.75               Variable(2)            October 20, 2036
LRII-28-A          $ 7,601,021.88               Variable(2)            October 20, 2036
LRII-28-B          $ 7,601,021.88               Variable(2)            October 20, 2036
LRII-29-A          $ 7,212,878.22               Variable(2)            October 20, 2036
LRII-29-B          $ 7,212,878.22               Variable(2)            October 20, 2036
LRII-30-A          $ 7,732,467.47               Variable(2)            October 20, 2036
LRII-30-B          $ 7,732,467.47               Variable(2)            October 20, 2036
LRII-31-A          $ 7,047,396.66               Variable(2)            October 20, 2036
LRII-31-B          $ 7,047,396.66               Variable(2)            October 20, 2036
LRII-32-A          $ 8,359,593.41               Variable(2)            October 20, 2036
LRII-32-B          $ 8,359,593.41               Variable(2)            October 20, 2036
LRII-33-A          $ 7,727,366.78               Variable(2)            October 20, 2036
LRII-33-B          $ 7,727,366.78               Variable(2)            October 20, 2036
LRII-34-A          $ 7,971,694.48               Variable(2)            October 20, 2036
LRII-34-B          $ 7,971,694.48               Variable(2)            October 20, 2036

                                       -7-

               INITIAL UNCERTIFICATED   UNCERTIFICATED LOWER-TIER II    LATEST POSSIBLE
DESIGNATIONS           BALANCE            REMIC PASS-THROUGH RATE      MATURITY DATE(1)
------------   ----------------------   ----------------------------   ----------------

LRII-35-A           $6,225,676.28               Variable(2)            October 20, 2036
LRII-35-B           $6,225,676.28               Variable(2)            October 20, 2036
LRII-36-A           $5,153,342.48               Variable(2)            October 20, 2036
LRII-36-B           $5,153,342.48               Variable(2)            October 20, 2036
LRII-37-A           $4,954,891.10               Variable(2)            October 20, 2036
LRII-37-B           $4,954,891.10               Variable(2)            October 20, 2036
LRII-38-A           $4,764,079.07               Variable(2)            October 20, 2036
LRII-38-B           $4,764,079.07               Variable(2)            October 20, 2036
LRII-39-A           $4,580,612.44               Variable(2)            October 20, 2036
LRII-39-B           $4,580,612.44               Variable(2)            October 20, 2036
LRII-40-A           $4,414,657.26               Variable(2)            October 20, 2036
LRII-40-B           $4,414,657.26               Variable(2)            October 20, 2036
LRII-41-A           $4,245,339.33               Variable(2)            October 20, 2036
LRII-41-B           $4,245,339.33               Variable(2)            October 20, 2036
LRII-42-A           $4,100,337.68               Variable(2)            October 20, 2036
LRII-42-B           $4,100,337.68               Variable(2)            October 20, 2036
LRII-43-A           $3,912,771.10               Variable(2)            October 20, 2036
LRII-43-B           $3,912,771.10               Variable(2)            October 20, 2036
LRII-44-A           $3,762,077.46               Variable(2)            October 20, 2036
LRII-44-B           $3,762,077.46               Variable(2)            October 20, 2036
LRII-45-A           $3,630,876.76               Variable(2)            October 20, 2036
LRII-45-B           $3,630,876.76               Variable(2)            October 20, 2036
LRII-46-A           $3,477,345.37               Variable(2)            October 20, 2036
LRII-46-B           $3,477,345.37               Variable(2)            October 20, 2036
LRII-47-A           $3,343,415.07               Variable(2)            October 20, 2036
LRII-47-B           $3,343,415.07               Variable(2)            October 20, 2036
LRII-48-A           $3,255,205.18               Variable(2)            October 20, 2036
LRII-48-B           $3,255,205.18               Variable(2)            October 20, 2036
LRII-49-A           $3,111,943.23               Variable(2)            October 20, 2036
LRII-49-B           $3,111,943.23               Variable(2)            October 20, 2036
LRII-50-A           $2,981,166.10               Variable(2)            October 20, 2036
LRII-50-B           $2,981,166.10               Variable(2)            October 20, 2036
LRII-51-A           $2,920,014.32               Variable(2)            October 20, 2036
LRII-51-B           $2,920,014.32               Variable(2)            October 20, 2036
LRII-52-A           $2,847,731.33               Variable(2)            October 20, 2036
LRII-52-B           $2,847,731.33               Variable(2)            October 20, 2036
LRII-53-A           $2,891,565.57               Variable(2)            October 20, 2036
LRII-53-B           $2,891,565.57               Variable(2)            October 20, 2036
LRII-54-A           $2,537,175.06               Variable(2)            October 20, 2036
LRII-54-B           $2,537,175.06               Variable(2)            October 20, 2036
LRII-55-A           $7,476,691.79               Variable(2)            October 20, 2036
LRII-55-B           $7,476,691.79               Variable(2)            October 20, 2036

                                       -8-

               INITIAL UNCERTIFICATED   UNCERTIFICATED LOWER-TIER II    LATEST POSSIBLE
DESIGNATIONS           BALANCE            REMIC PASS-THROUGH RATE      MATURITY DATE(1)
------------   ----------------------   ----------------------------   ----------------

LRII-56-A          $ 9,052,736.30               Variable(2)            October 20, 2036
LRII-56-B          $ 9,052,736.30               Variable(2)            October 20, 2036
LRII-57-A          $14,320,205.06               Variable(2)            October 20, 2036
LRII-57-B          $14,320,205.06               Variable(2)            October 20, 2036
LRII-58-A          $14,726,623.93               Variable(2)            October 20, 2036
LRII-58-B          $14,726,623.93               Variable(2)            October 20, 2036
LRII-59-A          $ 6,769,569.15               Variable(2)            October 20, 2036
LRII-59-B          $ 6,769,569.15               Variable(2)            October 20, 2036
LRII-60-A          $ 1,743,943.04               Variable(2)            October 20, 2036
LRII-60-B          $ 1,743,943.04               Variable(2)            October 20, 2036
LRII-61-A          $   340,519.41               Variable(2)            October 20, 2036
LRII-61-B          $   340,519.41               Variable(2)            October 20, 2036
LRII-62-A          $   327,342.23               Variable(2)            October 20, 2036
LRII-62-B          $   327,342.23               Variable(2)            October 20, 2036
LRII-63-A          $ 8,120,195.71               Variable(2)            October 20, 2036
LRII-63-B          $ 8,120,195.71               Variable(2)            October 20, 2036

(1)  Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group 5 or Group 6 Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each
     Uncertificated Lower-Tier II Regular Interest.

(2)  Calculated in accordance with the definition of "Uncertificated Lower-Tier
     II REMIC Pass-Through Rate" herein.

                                       -9-

                              MIDDLE-TIER II REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Lower-Tier
II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Middle-Tier II REMIC." The
II-MR Interest will represent the sole class of "residual interests" in the
Middle-Tier II REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Middle-Tier II REMIC
Pass-Through Rate, the initial Uncertificated Balance or Uncertificated Notional
Amount and solely for purposes of satisfying Treasury Regulations Section
1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the
Middle-Tier II Regular Interests. None of the Middle-Tier II Regular Interests
will be certificated.

                INITIAL UNCERTIFICATED
               BALANCE OR UNCERTIFICATED  UNCERTIFICATED MIDDLE-TIER II   LATEST POSSIBLE
DESIGNATIONS        NOTIONAL AMOUNT          REMIC PASS-THROUGH RATE      MATURITY DATE(1)
------------   -------------------------  -----------------------------   ----------------

MRII-AA            $1,183,906,314.10               Variable(2)            October 20, 2036
MRII-5-A-1         $    4,312,250.00               Variable(2)            October 20, 2036
MRII-5-A-2         $      479,140.00               Variable(2)            October 20, 2036
MRII-6-A-1         $    5,838,570.00               Variable(2)            October 20, 2036
MRII-6-A-2         $      648,720.00               Variable(2)            October 20, 2036
MRII-M-1           $      157,070.00               Variable(2)            October 20, 2036
MRII-M-2           $      132,900.00               Variable(2)            October 20, 2036
MRII-M-3           $       84,580.00               Variable(2)            October 20, 2036
MRII-M-4           $       72,490.00               Variable(2)            October 20, 2036
MRII-M-5           $      108,740.00               Variable(2)            October 20, 2036
MRII-M-6           $       60,410.00               Variable(2)            October 20, 2036
MRII-M-7           $       78,530.00               Variable(2)            October 20, 2036
MRII-M-8           $       66,450.00               Variable(2)            October 20, 2036
MRII-ZZ            $   12,121,503.35               Variable(2)            October 20, 2036
MRII-IO                             (3)            Variable(2)            October 20, 2036
MRII-P             $          100.00               Variable(2)            October 20, 2036

(1)  Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group 5 or Group 6 Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each
     Uncertificated Middle-Tier II Regular Interest.

(2)  Calculated in accordance with the definition of "Uncertificated Middle-Tier
     II REMIC Pass-Through Rate" herein.

(3)  The Class MRII-IO Interest will not have an Uncertificated Balance but will instead accrue interest on the basis of its Uncertificated Notional Amount.

     The foregoing Lower-Tier II REMIC and Middle-Tier II REMIC structure is intended to cause all the cash from the Group 5 Mortgage Loans and Group 6
Mortgage Loans to flow through the Upper-Tier II REMIC as cash flow on an
Upper-Tier REMIC II Regular Interest or the Class Swap-IO Interest, without creating any shortfall, actual or potential (other than for losses), to any
Upper-Tier II Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting shall notify error

                                      -10-

the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

                                      -11-

                               UPPER-TIER II REMIC

     As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Middle-Tier
II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Upper-Tier II REMIC." The
II-UR Interest will represent the sole class of "residual interests" in the
Upper-Tier II REMIC for purposes of the REMIC Provisions.

     Each Class listed below represents ownership of a Regular Interest in
Upper-Tier II REMIC and also represents (i) the right to receive payments with respect to the Rate Cap Carryover Amount (as defined herein) and (ii) the obligation to pay or the right to receive payments from the Swap Account and
Rate Cap Carryover Reserve Account. The Class P Certificates do not represent rights or obligations in respect of (i) or (ii) above. The entitlement to principal, if applicable, of the Regular Interest which corresponds to its related Certificate shall be equal in amount and timing to the entitlement to principal of such Certificate.

     The following table irrevocably sets forth (or describes) the Upper-Tier II
Regular Interest designation, the Interest Rate, and Initial Class Certificate
Balance Uncertificated Notional Amount or Notional Amount for each Upper-Tier II
Regular Interest comprising the "regular interests" in the Upper-Tier II REMIC for purposes of the REMIC Provisions and, solely for purposes of satisfying
Treasury Regulations Section 1.860G-1(a)(4)(111), the "latest possible maturity date" for each class.

               INITIAL CLASS CERTIFICATE
              BALANCE UNCERTIFICATED NOTIONAL
  INTEREST      AMOUNT OR NOTIONAL AMOUNT       INTEREST RATE   MATURITY DATE(6)
------------- --------------------------------  -------------   ----------------
    5-A-1           $431,225,000.00             (1)        October 20, 2036
    5-A-2           $ 47,914,000.00             (1)        October 20, 2036
    6-A-1           $583,857,000.00             (1)        October 20, 2036
    6-A-2           $ 64,872,000.00             (1)        October 20, 2036
     M-1            $ 15,707,000.00             (1)        October 20, 2036
     M-2            $ 13,290,000.00             (1)        October 20, 2036
     M-3            $  8,458,000.00             (1)        October 20, 2036
     M-4            $  7,249,000.00             (1)        October 20, 2036
     M-5            $ 10,874,000.00             (1)        October 20, 2036
     M-6            $  6,041,000.00             (1)        October 20, 2036
     M-7            $  7,853,000.00             (1)        October 20, 2036
     M-8            $  6,645,000.00             (1)        October 20, 2036
     CE                            (2)          (2)        October 20, 2036
Class Swap-IO                      (3)          (4)        October 20, 2036
      P             $        100.00             (5)        October 20, 2036

(1)  Interest will accrue on these Upper-Tier II Regular Interests at a per annum rate equal to the least of (i) the sum of Certificate One-Month LIBOR plus the Certificate Margin for the related Class of Certificates, (ii) the applicable Rate Cap and (iii) 10.500%. For purposes of the REMIC
     Provisions, with respect to each Upper-Tier II Regular Interest, each reference to a Rate Cap in the applicable Interest Rate shall be deemed to be a reference to the Upper-Tier II REMIC Net WAC Rate; therefore, on any
     Distribution Date on which the Certificate Interest Rate for the Class of
     Certificates exceeds the Upper-Tier II REMIC Net WAC Rate, interest accruals based on such excess shall be treated as having been paid from
     Rate Cap Carryover Reserve Account or the Supplemental Interest Trust, as
     applicable. On any Distribution Date on which the Certificate Interest Rate on a Class of Certificates is based on the applicable Rate Cap, the amount of interest that would have accrued on such Class of Certificates if the
     Upper-Tier II REMIC Net WAC Rate were substituted for the applicable Rate
     Cap shall be

                                      -12-

     treated as having been paid by the related Class of Certificates to the
     Supplemental Interest Trust, all pursuant to and as further provided in
     Sections 5.12 and 5.13 herein.

(2)  Solely for REMIC purposes, the Class CE Upper-Tier II Regular Interest (i)
     will have an Initial Class Certificate Balance equal to the Initial
     Overcollateralization Amount and (ii) will bear interest at its
     Pass-Through Rate on the Notional Amount of the Class CE Certificates.

(3)  The Class Swap-IO Interest will not have an Initial Class Certificate
     Balance.

(4)  For federal income tax purposes and any Distribution Date, the Interest
     Rate for the Class Swap-IO Interest shall be an amount equal to 100% of the amounts distributable to Middle-Tier II Regular Interest MRII-IO for such
     Distribution Date.

(5)  The Class P Upper-Tier II Regular Interest will not bear interest.

(6)  Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii),
     the Distribution Date in the month following the maturity date for the
     Group 5 or Group 6 Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of
     Upper-Tier II Regular Interests.

                                      -13-

                             SUMMARY OF CERTIFICATES

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                                                                        INTEGRAL
                  INITIAL CLASS     PASS-THROUGH RATE                  MULTIPLES IN
              CERTIFICATE BALANCE     OR CERTIFICATE      MINIMUM       EXCESS OF
CLASSES       OR NOTIONAL AMOUNT      INTEREST RATE     DENOMINATION     MINIMUM
-----------   -------------------   -----------------   ------------   ------------

Class 1-A-1     $ 51,178,000                (1)          $    1,000         $1
Class 1-A-2     $  2,531,000                (1)          $    1,000         $1
Class 1-A-R     $        100                (1)          $      100         N/A
Class 2-A-1     $100,000,000                (2)          $    1,000         $1
Class 2-A-2     $118,702,000                (3)          $    1,000         $1
Class 2-A-3     $ 97,158,000                (4)          $    1,000         $1
Class 2-A-4     $ 15,620,000                (2)          $    1,000         $1
Class 3-A-1     $ 69,580,000                (5)          $    1,000         $1
Class 3-A-2     $ 21,973,000                (6)          $    1,000         $1
Class 3-A-3     $ 21,973,000                (7)          $1,000,000         $1
Class 3-A-4     $  4,528,000                (5)          $    1,000         $1
Class 4-A-1     $ 96,040,000                (8)          $    1,000         $1
Class 4-A-2     $ 30,792,000                (9)          $    1,000         $1
Class 4-A-3     $ 30,792,000               (10)          $1,000,000         $1
Class 4-A-4     $ 51,178,000                (8)          $    1,000         $1
Class 5-A-1     $431,225,000               (11)          $    1,000         $1
Class 5-A-2     $ 47,914,000               (11)          $    1,000         $1
Class 6-A-1     $583,857,000               (11)          $    1,000         $1
Class 6-A-2     $ 64,872,000               (11)          $    1,000         $1
Class B-1       $ 16,084,000               (12)          $   25,000         $1
Class B-2       $  4,825,000               (12)          $   25,000         $1
Class B-3       $  2,895,000               (12)          $   25,000         $1
Class B-4       $  1,930,000               (12)          $   25,000         $1
Class B-5       $  1,609,000               (12)          $   25,000         $1
Class B-6       $  1,608,344               (12)          $   25,000         $1
Class M-1       $ 15,707,000               (11)          $   25,000         $1
Class M-2       $ 13,290,000               (11)          $   25,000         $1
Class M-3       $  8,458,000               (11)          $   25,000         $1
Class M-4       $  7,249,000               (11)          $   25,000         $1
Class M-5       $ 10,874,000               (11)          $   25,000         $1
Class M-6       $  6,041,000               (11)          $   25,000         $1
Class M-7       $  7,853,000               (11)          $   25,000         $1
Class M-8       $  6,645,000               (11)          $   25,000         $1
Class CE                    (13)           (13)              N/A            N/A
Class P         $        100               (14)              N/A            N/A

                                      -14-

(1)  Interest will accrue on these Certificates at a per annum rate equal to the
     Net WAC of the Group 1 Mortgage Loans.

(2)  Interest will accrue on these Certificates at a per annum rate equal to the
     Net WAC of the Group 2 Mortgage Loans.

(3)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 2
     Mortgage Loans less 0.495111%. For each Distribution Date occurring on and after the Distribution Date in October 2011, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 2
     Mortgage Loans.

(4)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 2
     Mortgage Loans plus 0.604898%. For each Distribution Date occurring on and after the Distribution Date in October 2011, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 2
     Mortgage Loans.

(5)  Interest will accrue on these Certificates at a per annum rate equal to the
     Net WAC of the Group 3 Mortgage Loans.

(6)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2013, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 3
     Mortgage Loans less 0.289033%. For each Distribution Date occurring on and after the Distribution Date in October 2013, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 3
     Mortgage Loans.

(7)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2013, interest will accrue on these
     Certificates at a per annum rate equal to 0.289033%. For each Distribution
     Date occurring on and after the Distribution Date in October 2013, no interest will accrue on these Certificates.

(8)  Interest will accrue on these Certificates at a per annum rate equal to the
     Net WAC of the Group 4 Mortgage Loans.

(9)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2016, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 4
     Mortgage Loans less 0.322396%. For each Distribution Date occurring on and after the Distribution Date in October 2016, interest will accrue on these
     Certificates at a per annum rate equal to the Net WAC of the Group 4
     Mortgage Loans.

(10) For each Distribution Date occurring prior to and including the
     Distribution Date in September 2016, interest will accrue on these
     Certificates at a per annum rate equal to 0.322396%. For each Distribution
     Date occurring on and after the Distribution Date in October 2016, no interest will accrue on these Certificates.

(11) Interest will accrue on these Certificates at a per annum rate equal to the least of (i) the sum of Certificate One-Month LIBOR plus the applicable
     Certificate Margin, (ii) the applicable Rate Cap (the lesser of (i) and
     (ii), the "Pass-Through Rate") and (iii) 10.500%.

(12) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Shifting
     Interest Loan Group) of the Net WAC of the Shifting Interest Mortgage
     Loans.

(13) Solely for REMIC purposes, the Class CE Certificates will (i) have an initial Class Certificate Balance equal to the Initial
     Overcollateralization Amount and (ii) will bear interest on their Notional
     Amount at their Pass-Through Rate.

(14) The Class P Certificates will not bear interest.

                                      -15-

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     60+ Day Delinquent Loan: For each Distribution Date, each OC Mortgage Loan
(including each OC Mortgage Loan in foreclosure and each OC Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a Monthly Payment is, as of the Due Date in the prior calendar month, two months or more past due and each OC Mortgage Loan relating to an REO Property.

     Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or
Form 8-K Disclosure Information which is attached hereto as Exhibit S.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii)
of Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and Shifting
Interest Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage
Loans of such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group
(including, without limitation, amounts received as Monthly Payments, Periodic
Advances, Principal Prepayments, Liquidation Proceeds and Substitution
Adjustment Amounts) and distributed to Holders of the Certificates of the
Related Group on such Distribution Date and all prior Distribution Dates and
(ii) the principal portion of all Realized Losses (other than Debt Service
Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off
Date through the end of the month preceding such Distribution Date.

     Administrative Fee Rate: With respect to each Mortgage Loan, an amount equal to the sum of the related Servicing Fee Rate and, in the case of Loan
Group 5 and Loan Group 6 only, the related LPMI Premium Rate, if any.

     Administrative Fees: With respect to any Loan Group, the sum of (a) the related Servicing Fee and (b) with respect to any Mortgage Loan in Loan Group 5 and Loan Group 6 covered by a LPMI Policy, a fee based on the LPMI Premium Rate.

                                      -16-

     Advance: A Periodic Advance or a Servicing Advance.

     Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

     Applied Realized Loss Amount: Any of a Class 5-A-2 Applied Realized Loss
Amount, a Class 6-A-2 Applied Realized Loss Amount or a Subordinated Applied
Realized Loss Amount.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than twelve months prior to origination) of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related
Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary
Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(f).

     BAFC: Banc of America Funding Corporation.

     BAMCC: Banc of America Mortgage Capital Corporation.

     BANA: Bank of America, National Association, a national banking association, or its successor in interest.

     BANA Servicing Agreement: The Servicing Agreement, dated September 29,
2006, by and between BAFC, as depositor, and BANA, as servicer.

     BBA: As defined in Section 5.10.

     Book-Entry Certificate: All Classes of Certificates other than the Physical
Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the

                                      -17-

servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the Trustee and the Securities
Administrator are located are required or authorized by law or executive order to be closed.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer as set forth in Section 3.08.

     Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from related Buy-Down Funds.

     Calculated Principal Distribution: As defined in Section 5.04(b)(iii).

     Cap Provider: The Bank of New York.

     Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-H that are issued pursuant to this
Agreement.

     Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-H." The Certificate Account shall be deemed to consist of twelve sub-accounts; one for each of the Loan Groups (the "Loan Group 1
Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account," "Loan
Group 4 Sub-Account," "Loan Group 5 Sub-Account" and "Loan Group 6
Sub-Account"), and one for each of the Lower-Tier II Certificate Sub-Account, the Middle-Tier II Certificate Sub-Account, the Upper-Tier II Certificate
Sub-Account, the Shifting Interest Lower-Tier Certificate Sub-Account, the
Shifting Interest Middle-Tier Certificate Sub-Account and the Shifting Interest
Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

     Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

     Certificate Interest Rate: With respect to each Class of Certificates, the per annum rate set forth or calculated in the table under the caption "Summary of Certificates" in the Preliminary Statement.

                                      -18-

     Certificate Margin: With respect to each Class of Offered
Overcollateralized Certificates, the following percentages:

                                                            AFTER THE
                           ON OR PRIOR TO OC OPTIONAL      OC OPTIONAL
                                TERMINATION DATE        TERMINATION DATE
                           --------------------------   ----------------
Class 5-A-1 Certificates             0.180%                  0.360%
Class 5-A-2 Certificates             0.230%                  0.460%
Class 6-A-1 Certificates             0.190%                  0.380%
Class 6-A-2 Certificates             0.240%                  0.480%
Class M-1 Certificates               0.290%                  0.435%
Class M-2 Certificates               0.310%                  0.465%
Class M-3 Certificates               0.320%                  0.480%
Class M-4 Certificates               0.380%                  0.570%
Class M-5 Certificates               0.460%                  0.690%
Class M-6 Certificates               0.750%                  1.125%
Class M-7 Certificates               1.250%                  1.875%
Class M-8 Certificates               1.250%                  1.875%

     Certificate One-Month LIBOR: As to any Distribution Date, the arithmetic mean of London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with
Section 5.10.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that neither the
Securities Administrator nor the Trustee shall be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

     Certification Parties: As defined in Section 3.22(e).

     Certifying Person: As defined in Section 3.22(e).

                                      -19-

     CHL: Countrywide Home Loans, Inc.

     Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2,
Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4,
Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class B-1, Class B-2, Class
B-3, Class B-4, Class B-5, Class B-6, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class CE and Class P
Certificates, as the case may be. The Class Swap-IO Interest shall also be considered a class of REMIC regular interests.

     Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 1-A-2 Loss Allocation
Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution
Date.

     Class 1-A-R Certificate: The Class 1-A-R Certificate, which represent the ownership of the II-UR Interest, the II-MR Interest, the II-LR Interest, the
SI-UR Interest, the SI-MR Interest and the SI-LR Interest.

     Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 2-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 2-A-3 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 2-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 2-A-4 Certificates with respect to such
Distribution Date prior to any reduction for the Class 2-A-4 Loss Allocation
Amount and (b) the sum of the Class 2-A-1 Loss Amount, the Class 2-A-2 Loss
Amount and the Class 2-A-3 Loss Amount with respect to such Distribution Date.

                                      -20-

     Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 3-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 3-A-3 Notional Amount: With respect to each Distribution Date through the Distribution Date in September 2013, an amount equal to the Class
Certificate Balance of the Class 3-A-2 Certificates. With respect to each
Distribution Date on or after October 2013, zero.

     Class 3-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 3-A-4 Certificate with respect to such
Distribution Date prior to any reduction for the Class 3-A-4 Loss Allocation
Amount and (b) the sum of the Class 3-A-1 Loss Amount and the Class 3-A-2 Loss
Amount with respect to such Distribution Date.

     Class 4-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 4-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 4-A-3 Notional Amount: With respect to each Distribution Date through the Distribution Date in September 2016, an amount equal to the Class
Certificate Balance of the Class 4-A-2 Certificates. With respect to each
Distribution Date on or after October 2016, zero.

     Class 4-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-4 Certificate with respect to such
Distribution Date prior to any reduction for the Class 4-A-4 Loss Allocation
Amount and (b) the sum of the Class 4-A-1 Loss Amount and the Class 4-A-2 Loss
Amount with respect to such Distribution Date.

     Class 5-A-2 Applied Realized Loss Amount: With respect to each Distribution
Date on and after the Distribution Date on which the aggregate Class Certificate
Balance of the Mezzanine Certificates is reduced to zero, the excess, if any, of
(a) the aggregate Class Certificate Balance of the Group 5 Certificates (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Class Certificate Balance of a Class of Overcollateralized Certificates as a result of Recoveries) over (b) the

                                      -21-

aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Collection Period.

     Class 6-A-2 Applied Realized Loss Amount: With respect to each Distribution
Date on and after the Distribution Date on which the aggregate Class Certificate
Balance of the Mezzanine Certificates is reduced to zero, the excess, if any, of
(a) the aggregate of the Class Certificate Balances of the Group 6 Certificates
(after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in the Class Certificate Balance of a
Class of Overcollateralized Certificates as a result of Recoveries) over (b) the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the last day of the related Collection Period.

     Class B Certificates: Class B-1, Class B-2, Class B-3, Class B-4, Class B-5
and Class B-6 Certificates.

     Class CE Certificates: The Class CE Certificates, which represent (i) the corresponding Upper-Tier II Regular Interest for purposes of the REMIC
Provisions, (ii) the obligation to pay Rate Cap Carryover Amounts, Swap
Termination Payments and the Class IO Distribution Amount and (iii) the right to receive the Class IO Distribution Amount and amounts from the Rate Cap Carryover
Reserve Account and the Swap Account.

     Class CE Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on the Class CE Certificates at their
Pass-Through Rate calculated on their Notional Amount less the amount (without duplication) of Rate Cap Carryover Amounts paid pursuant to Section
5.03(c)(i)(BB) and any Defaulted Swap Termination Payments paid pursuant to
Section 5.03(c)(iv)(CC) and (ii) up to any remaining Overcollateralization
Release Amounts and (iii) the amounts remaining in (A) the Rate Cap Carryover
Reserve Account after the distributions in Section 3.09(i) and (B) the
Supplemental Interest Trust in respect of the Swap Account after distributions in Section 5.03(d)(i) through (ix).

     Class Certificate Balance: With respect to any Class of Shifting Interest
Certificates (other than the Class 3-A-3 and Class 4-A-3 Certificates) and any date of determination, and subject to Section 5.04(b)(vi), an amount equal to the Initial Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in
Class Certificate Balance previously allocated thereto pursuant to Section
5.04(b)(i) and (iii) in the case of the Class 1-A-2, Class 2-A-4, Class 3-A-4 and Class 4-A-4 Certificates, any reduction allocated thereto pursuant to
Section 5.04(b)(iv) plus (B) the sum of (i) all increases in Class Certificate
Balance previously allocated thereto pursuant to Section 5.04(b)(i) and (ii) in the case of the Class 1-A-2, Class 2-A-4, Class 3-A-4 and Class 4-A-4
Certificates, any increases allocated thereto pursuant to Section 5.04(b)(iv).
The Class 3-A-3 and Class 4-A-3 Certificates are Interest Only Certificates and
have no Class Certificate Balance. With respect to any Class of
Overcollateralized Certificates (other than the Class CE Certificates) and any date of determination, and subject to the last paragraph of Section 5.03(c), the
Initial Class Certificate Balance of such Class (a) reduced by the sum of (i)
all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Recoveries allocated to such Class for previous Distribution Dates.

                                      -22-

     With respect to the Class CE Certificates and any date of determination, and solely for federal income tax purposes, the excess, if any, of the then aggregate Uncertificated Balances of the Uncertificated Middle-Tier II Interests
over the aggregate Class Certificate Balance of the Overcollateralized
Certificates then outstanding.

     With respect to any Shifting Interest Upper-Tier Interest (other than the
Class 3-A-3 Interest and the Class 4-A-3 Interest) and any date of determination, the Class Certificate Balance of the corresponding Class of
Shifting Interest Certificates.

     With respect to any Upper-Tier II Interest (other than the Class Swap-IO
Interest) and any date of determination, the Class Certificate Balance of the corresponding Class of Overcollateralized Certificates.

     Class Interest Shortfall: For any Distribution Date and each Class of
Shifting Interest Certificates, the amount by which Shifting Interest Accrued
Certificate Interest for such Class (as reduced pursuant to Section 5.02(c))
exceeds the amount of interest actually distributed on such Class on such
Distribution Date pursuant to clause (i) of the definition of "Interest
Distribution Amount."

     Class IO Distribution Amount: As defined in Section 5.12(e) hereof. For the purposes of clarity, the Class IO Distribution Amount for any Distribution Date
shall equal the amount payable to the Supplemental Interest Trust on such
Distribution Date in excess of the amount payable on the Class Swap-IO Interest on such Distribution Date, all as further provided in Section 5.12(e) hereof.

     Class M-1 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates
immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 89.30% and (ii) the aggregate Stated Principal Balance of the OC
Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i)
0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-1 Realized Loss Amortization Amount: As to the Class M-1
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (E) hereof, in each case for such Distribution Date.

     Class M-2 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Certificate Balance of the Class
M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 91.50% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(b) the amount by which the aggregate Stated

                                      -23-

Principal Balance of the OC Mortgage Loans as of the last day of the related
Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated
Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-2 Realized Loss Amortization Amount: As to the Class M-2
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (H) hereof, in each case for such Distribution Date.

     Class M-3 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal
Distribution Amount on such Distribution Date) and (iv) the Class Certificate
Balance of the Class M-3 Certificates immediately prior to such Distribution
Date over (y) the lesser of (a) the product of (i) 92.90% and (ii) the aggregate
Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated
Principal Balance of the OC Mortgage Loans as of the last day of the related
Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated
Principal Balance of the OC Mortgage Loans as of the Cut-off Date.

     Class M-3 Realized Loss Amortization Amount: As to the Class M-3
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-3 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (K) hereof, in each case for such Distribution Date.

     Class M-4 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v)
the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 94.10% and
(ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the
last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off
Date.

                                      -24-

     Class M-4 Realized Loss Amortization Amount: As to the Class M-4
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-4 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (N) hereof, in each case for such Distribution Date.

     Class M-5 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the
Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
Distribution Date) and (vi) the Class Certificate Balance of the Class M-5
Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) 95.90% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(b) the amount by which the aggregate Stated Principal Balance of the OC
Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC
Mortgage Loans as of the Cut-off Date.

     Class M-5 Realized Loss Amortization Amount: As to the Class M-5
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-5 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (Q) hereof, in each case for such Distribution Date.

     Class M-6 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the
Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
Distribution Date), (vi) the Class Certificate Balance of the Class M-5
Certificates (after taking into account the payment of the Class M-5 Principal
Distribution Amount on such Distribution Date) and (vii) the Class Certificate
Balance of the Class M-6 Certificates immediately prior to such Distribution
Date over (y) the lesser of (a) the product of (i) 96.90% and (ii) the aggregate
Stated Principal Balance of the OC Mortgage Loans as of the

                                      -25-

last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off
Date.

     Class M-6 Realized Loss Amortization Amount: As to the Class M-6
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-6 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (T) hereof, in each case for such Distribution Date.

     Class M-7 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the
Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such
Distribution Date), (vi) the Class Certificate Balance of the Class M-5
Certificates (after taking into account the payment of the Class M-5 Principal
Distribution Amount on such Distribution Date), (vii) the Class Certificate
Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and
(viii) the Class Certificate Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i)
98.20% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii)
the aggregate Stated Principal Balance of the OC Mortgage Loans as of the
Cut-off Date.

     Class M-7 Realized Loss Amortization Amount: As to the Class M-7
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-7 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (W) hereof, in each case for such Distribution Date.

     Class M-8 Principal Distribution Amount: As of any Distribution Date, the
excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Senior Overcollateralized Certificates (after taking into account the payment of the Overcollateralized Senior Principal Distribution Amount on such Distribution
Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal
Distribution

                                      -26-

Amount on such Distribution Date), (iv) the Class Certificate Balance of the
Class M-3 Certificates (after taking into account the payment of the Class M-3
Principal Distribution Amount on such Distribution Date), (v) the Class
Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Certificate Balance of the Class M-6
Certificates (after taking into account the payment of the Class M-6 Principal
Distribution Amount on such Distribution Date), (viii) the Class Certificate
Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix)
the Class Certificate Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 99.30% and
(ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the
last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the Cut-off
Date.

     Class M-8 Realized Loss Amortization Amount: As to the Class M-8
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class M-8 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (Z) hereof, in each case for such Distribution Date.

     Class P Certificates: The Class P Certificates, which represent the corresponding Upper-Tier II Regular Interest for purposes of the REMIC
Provisions and are entitled to distributions in respect of their Class
Certificate Balance and certain Prepayment Charges as set forth herein.

     Class Swap-IO Interest: An uncertificated interest representing the right to distributions as set forth herein and evidencing an Upper-Tier II Regular
Interest for purposes of the REMIC Provisions.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each Class of Shifting Interest Certificates, the amount by which the aggregate Class
Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution
Dates pursuant to clause (ii) of the definition of "Interest Distribution
Amount."

     Closing Date: September 29, 2006.

     Code: The Internal Revenue Code of 1986, as amended.

     Collection Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such
Distribution Date occurs through the first day of the month in which such
Distribution Date occurs.

     Commission: The U.S. Securities and Exchange Commission.

                                      -27-

     Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such
Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date plus, in the case of
Opteum, any Prepayment Interest Excess for such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such Servicer resulting from Principal Prepayments on such Mortgage Loans during the related Prepayment Period; provided, however, Compensating Interest payable for any month by BANA will be limited to one-twelfth of 0.2500% of the aggregate Stated Principal Balance of the Mortgage Loans serviced by BANA, calculated as of the Due Date of the month preceding the month of such
Distribution Date.

     Compliance Statement: As defined in Section 3.20.

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-H, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this

                                      -28-

Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: Corporate Trust Services - BAFC 2006-H, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota
55479, Attention: Corporate Trust Services - BAFC 2006-H, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee and the Master
Servicer.

     Corresponding Shifting Interest Upper-Tier Class or Classes: As to the
following Uncertificated Shifting Interest Middle-Tier Interests, the
Corresponding Shifting Interest Upper-Tier Class or Classes as follows:

UNCERTIFICATED SHIFTING         CORRESPONDING SHIFTING INTEREST
INTEREST MIDDLE-TIER INTEREST   UPPER-TIER CLASS OR CLASSES
-----------------------------   ----------------------------------------
Class MRI-1-A-1 Interest        Class 1-A-1 and Class 1-A-2 Certificates
Class MRI-1-A-R Interest        Class 1-A-R Certificate
Class MRI-2-A-1 Interest        Class 2-A-1 and Class 2-A-4 Certificates
Class MRI-2-A-2 Interest        Class 2-A-2 and Class 2-A-3 Certificates
Class MRI-3-A-1 Interest        Class 3-A-1 and Class 3-A-4 Certificates
Class MRI-3-A-2 Interest        Class 3-A-2 and Class 3-A-3 Certificates
Class MRI-4-A-1 Interest        Class 4-A-1 and Class 4-A-4 Certificates
Class MRI-4-A-2 Interest        Class 4-A-2 and Class 4-A-3 Certificates
Class MRI-B-1  Interest         Class B-1 Certificates
Class MRI-B-2 Interest          Class B-2 Certificates
Class MRI-B-3 Interest          Class B-3 Certificates
Class MRI-B-4 Interest          Class B-4 Certificates
Class MRI-B-5 Interest          Class B-5 Certificates
Class MRI-B-6 Interest          Class B-6 Certificates

     Corresponding Upper-Tier II Class or Classes: As to the following
Uncertificated Middle-Tier II Regular Interests, the Corresponding Upper-Tier II
Class or Classes as follows:

UNCERTIFICATED MIDDLE-TIER II   CORRESPONDING UPPER-TIER II INTEREST OR
REGULAR INTEREST                OVERCOLLATERALIZED CERTIFICATE
-----------------------------   ----------------------------------------
MRII-5-A-1                      Class 5-A-1
MRII-5-A-2                      Class 5-A-2
MRII-6-A-1                      Class 6-A-1
MRII-6-A-2                      Class 6-A-2
MRII-M-1                        Class M-1
MRII-M-2                        Class M-2
MRII-M-3                        Class M-3
MRII-M-4                        Class M-4
MRII-M-5                        Class M-5
MRII-M-6                        Class M-6
MRII-M-7                        Class M-7
MRII-M-8                        Class M-8

                                      -29-

UNCERTIFICATED MIDDLE-TIER II   CORRESPONDING UPPER-TIER II INTEREST OR
REGULAR INTEREST                OVERCOLLATERALIZED CERTIFICATE
-----------------------------   ----------------------------------------
MRII-P                          Class P
MRII-IO                         Swap-IO Interest

     Countrywide: Countrywide Home Loans Servicing LP, in its capacity as servicer under the Countrywide Servicing Agreement.

     Countrywide Servicing Agreement: Collectively, (i) the Master Mortgage Loan
Purchase and Servicing Agreement, dated as of April 1, 2003, by and between BANA
(as successor in interest to BAMCC) and CHL, (ii) that certain Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, CHL and BANA, (iii) that certain
Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, CHL and
BANA, (iv) that certain Amendment Reg. AB to the Master Mortgage Loan Purchase
and Servicing Agreement, dated as of January 1, 2006, by and between CHL and
BANA, (v) certain Purchase Confirmations (BA2005-0503 and BA2005-0504), each dated October 25, 2005, by and between BANA and CHL, (vi) that certain Purchase
Confirmation, dated November 22, 2005, by and between the BANA and CHL, (vii)
that certain Purchase Confirmation, dated December 28, 2005, by and between the
BANA and CHL, (viii) certain Purchase Confirmations (BA2006-0137 and
BA2006-0139), each dated March 30, 2006, by and between BANA and CHL and (ix)
the Assignment, Assumption and Recognition Agreement, dated September 29, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer, Countrywide
and CHL.

     Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

     Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the
Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

     Cut-off Date: September 1, 2006.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Loan Group as of the
Cut-off Date, which is $56,240,595.78 for Loan Group 1, $347,099,942.00 for Loan
Group 2, $100,608,691.02 for Loan Group 3, $139,376,215.51 for Loan Group 4,
$513,272,401.64 for Loan Group 5 and $694,795,265.81 for Loan Group 6.

                                      -30-

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date,
the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

     Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (including a Downgrade Termination
Event) under the Interest Rate Swap Agreement (other than Illegality or a Tax
Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate
Swap Agreement)) with respect to which the Swap Provider is the sole Affected
Party (as defined in the Interest Rate Swap Agreement).

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable
Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Delinquent: Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due
Date for such Mortgage Loan.

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

                                      -31-

     Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

     Distribution Date: The 20th day of each month beginning in October 2006
(or, if such day is not a Business Day, the next Business Day).

     Document Transfer Event: The 60th day following the day on which either (i)
Wells Fargo is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by Fitch.

     Downgrade Termination Event: An event whereby (x) the Swap Provider (or its guarantor) ceases to have short term unsecured and/or long term debt ratings at least equal to the levels specified in the Interest Rate Swap Agreement, and (y)
at least one of the following events has not occurred (except to the extent otherwise approved by the Rating Agencies): (i) within the time period specified in the Interest Rate Swap Agreement with respect to such downgrade, the Swap
Provider shall transfer the Interest Rate Swap Agreement, in whole, but not in part, to a substitute swap provider that satisfied the requirements set forth in the Interest Rate Swap Agreement, subject to the satisfaction of the rating agency condition or (ii) within the time period specified in the Interest Rate
Swap Agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the Issuing Entity pursuant to the ISDA Credit
Support Annex, subject to the satisfaction of the rating agency condition.

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest

                                      -32-

against any collateral (which shall be limited to Permitted Investments)
securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Master Servicer and the Securities
Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Master Servicer or the Securities Administrator.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class 1-A-R, Class 5-A-2, Class
6-A-2, Class B-4, Class B-5, Class B-6, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class CE and Class P
Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter's Exemption.

     Escrow Account: As defined in Section 3.08.

     Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Extra Principal Distribution Amount: As of any Distribution Date, the
lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

                                      -33-

     Financial Market Service: Bloomberg LP, Intex Solutions, Inc. and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

     Fitch: Fitch Ratings, or any successor thereto.

     Fixed Payer Rate: The fixed rate payable for each Distribution Date up to and including the Distribution Date in December 2011, which is 5.170%.

     Floor Provider: The Bank of New York.

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     GreenPoint: GreenPoint Mortgage Funding, Inc., in its capacity as servicer under the GreenPoint Servicing Agreement.

     GreenPoint Servicing Agreement: Collectively, (i) the Flow Sale and
Servicing Agreement, dated as of January 1, 2005, by and between BANA, as purchaser, and GreenPoint, as seller, (ii) that certain Amendment No. 1, dated as of May 1, 2005, by and between the BANA and GreenPoint, (iii) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreements,
dated as of January 1, 2006, by and between BANA and GreenPoint, (iv) that certain Memorandum of Sale, dated March 23, 2006, by and between BANA and
GreenPoint and (v) the Assignment, Assumption and Recognition Agreement, dated
September 29, 2006, by and among BANA, the Depositor, the Trustee, the Master
Servicer and GreenPoint.

     Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate
Adjustment Date to determine (subject to rounding, the Periodic Cap and the Rate
Ceiling) the Mortgage Interest Rate on such Mortgage Loan until the next Rate
Adjustment Date.

     Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5 or Group 6.

     Group 1: The Group 1 Senior Certificates.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2 and Class 1-A-R
Certificates.

     Group 2: The Group 2 Senior Certificates.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

                                      -34-

     Group 2 Senior Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3 and
Class 2-A-4 Certificates.

     Group 3: The Group 3 Senior Certificates.

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Senior Certificates: The Class 3-A-1, Class 3-A-2, Class 3-A-3 and
Class 3-A-4 Certificates.

     Group 4: The Group 4 Senior Certificates.

     Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

     Group 4 Senior Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3 and
Class 4-A-4 Certificates.

     Group 5: The Group 5 Senior Certificates.

     Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

     Group 5 Net WAC Rate: As of any Distribution Date, a per annum rate
(expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period) equal to (i) the average of the Net Mortgage Interest Rates for the Group 5 Mortgage Loans, weighted on the basis of the Stated Principal Balances of such Mortgage Loans as of the first day of the related Collection Period less (ii) 12 times the quotient of (a) the
Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider
(only if such Swap Termination Payment is not due to a Swap Provider Trigger
Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate
Stated Principal Balance of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans as of the first day of the related Collection Period.

     Group 5 Senior Certificates: The Class 5-A-1 and Class 5-A-2 Certificates.

     Group 5 Senior Principal Allocation Percentage: As of any Distribution
Date, the percentage equivalent of a fraction, the numerator of which is (x) the
Principal Remittance Amount allocable to the Group 5 Mortgage Loans for such
Distribution Date, and the denominator of which is (y) the Principal Remittance
Amount for such Distribution Date.

     Group 5 Senior Principal Distribution Amount: As of any Distribution Date,
the product of (x) the Group 5 Senior Principal Allocation Percentage and (y)
the Overcollateralized Senior Principal Distribution Amount.

     Group 6: The Group 6 Senior Certificates.

     Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

                                      -35-

     Group 6 Net WAC Rate: As of any Distribution Date, a per annum rate
(expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period) equal to (i) the average of the Net Mortgage Interest Rates for the Group 6 Mortgage Loans, weighted on the basis of the Stated Principal Balances of such Mortgage Loans as of the first day of the related Collection Period less (ii) 12 times the quotient of (a) the
Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider
(only if such Swap Termination Payment is not due to a Swap Provider Trigger
Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate
Stated Principal Balance of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans as of the first day of the related Collection Period.

     Group 6 Senior Certificates: The Class 6-A-1 and Class 6-A-2 Certificates.

     Group 6 Senior Principal Allocation Percentage: As of any Distribution
Date, the percentage equivalent of a fraction, the numerator of which is (x) the
Principal Remittance Amount allocable to the Group 6 Mortgage Loans for such
Distribution Date, and the denominator of which is (y) the Principal Remittance
Amount for such Distribution Date.

     Group 6 Senior Principal Distribution Amount: As of any Distribution Date,
the product of (x) the Group 6 Senior Principal Allocation Percentage and (y)
the Overcollateralized Senior Principal Distribution Amount.

     Group Subordinate Amount: For any Distribution Date and any Loan Group, the
excess of the Pool Principal Balance for such Loan Group over the aggregate
Class Certificate Balance of the Senior Certificates of the Related Group
immediately prior to such date.

     Holder: A Certificateholder.

     Indenture: An indenture relating to the issuance of net interest margin notes secured entirely or in part by all or a portion of the Class CE or Class P
Certificates, which may or may not be guaranteed by the NIMS Insurer.

     Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer
or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master
Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X.

     Index: As to any Mortgage Loan and Rate Adjustment Date, the Six-Month
LIBOR Index, the One-Month LIBOR Index, the One-Year CMT Index or the One-Year
LIBOR Index. The Index applicable to each Mortgage Loan will be indicated on the related Mortgage Loan Schedule.

                                      -36-

     IndyMac: IndyMac Bank, F.S.B., in its capacity as servicer under the
IndyMac Servicing Agreement.

     IndyMac Servicing Agreement: Collectively, (i) the Flow Sale and Servicing
Agreement, dated as of March 1, 2006, by and between BANA and IndyMac, (ii) the
Memorandum of Sale, dated as of March 2, 2006, by and between BANA and IndyMac and (iii) the Assignment, Assumption and Recognition Agreement, dated September
29, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and
IndyMac.

     Initial Class Certificate Balance: As to each Class of Certificates (other than the Class CE Certificates), the Class Certificate Balance set forth in the
Preliminary Statement.

     Initial Notional Amount: As to each Class of Interest Only Certificates, the Notional Amount set forth in the Preliminary Statement.

     Initial Overcollateralization Amount: $4,082,567.45.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of
Shifting Interest Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and each Class of Overcollateralized Certificates
(other than the Class CE Certificates), the period from and including the
Distribution Date in the prior month (or the Closing Date, in the case of the first period) to but not including the then current Distribution Date. The Class
CE Certificates have no Interest Accrual Period.

     Interest Carry Forward Amount: For any Class of Overcollateralized
Certificates (other than the Class CE and Class P Certificates) and any
Distribution Date, the sum of (a) the excess, if any, of the Overcollateralized
Accrued Certificate Interest for such Distribution Date over the amount in respect of interest actually distributed on such Class for such Distribution
Date, (b) any remaining unpaid Interest Carry Forward Amount from prior
Distribution Dates and (c) interest on such remaining Interest Carry Forward
Amount referred to in clause (b) at the applicable Pass-Through Rate for the related Interest Accrual Period.

                                      -37-

     Interest Distribution Amount: For any Distribution Date and each Class of
Shifting Interest Certificates, the sum of (i) Shifting Interest Accrued
Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii)
any Class Unpaid Interest Shortfall for such Class.

     Interest Only Certificates: The Class 3-A-3 and Class 4-A-3 Certificates.

     Interest Percentage: With respect to any Class of Offered
Overcollateralized Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Overcollateralized Accrued
Certificate Interest for such Class to the sum of the Overcollateralized Accrued
Certificate Interest for all Classes of Offered Ovcercollateralized
Certificates, in each case with respect to such Distribution Date, without regard to Relief Act Reductions.

     Interest Rate Agreement: Each of the Interest Rate Cap Agreement, the
Interest Rate Floor Agreement and the Interest Rate Swap Agreement.

     Interest Rate Cap Agreement: The interest rate cap agreement, dated
September 29, 2006, between the Cap Provider and the Supplemental Interest Trust
Trustee, a copy of which is attached hereto as Exhibit U.

     Interest Rate Floor Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(j) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Overcollateralized Certificates and designated "Wells Fargo Bank,
N.A., as Securities Administrator for U.S. Bank National Association, as
Trustee, in trust for registered holders of Banc of America Funding Corporation
Mortgage Pass-Through Certificates, Series 2006-H." Funds in the Interest Rate
Floor Account shall be held in trust for the Holders of the Overcollateralized
Certificates for the uses and purposes set forth in this Agreement.

     Interest Rate Floor Agreement: The interest rate floor agreement, dated
September 29, 2006, between the Floor Provider and the Supplemental Interest
Trust Trustee, a copy of which is attached hereto as Exhibit V.

     Interest Rate Swap Agreement: The 1992 ISDA Master Agreement
(Multicurrency-Cross Border), dated as of September 29, 2006 (together with the schedule thereto, the "Master Agreement"), between the Swap Provider and the
Supplemental Interest Trust Trustee, and a confirmation of the same date, which supplements and forms part of the Master Agreement, the form of which has been attached hereto as Exhibit T.

     Interest Remittance Amount: As of any Distribution Date and OC Loan Group,
(A) the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Mortgage Loans in such OC Loan
Group received by the Servicers on or prior to the Determination Date for such
Distribution Date (less the Administrative Fees for such Mortgage Loans, certain amounts available for reimbursement of Advances with respect to such Mortgage
Loans and certain other reimbursable expenses and indemnities pursuant to this
Agreement and the Servicing Agreements), (ii) all Compensating Interest paid by the Servicers for such Distribution Date with respect to the Mortgage Loans in such OC Loan Group, (iii) the

                                      -38-

portion of any payment in connection with any Principal Prepayment, Substitution
Adjustment Amount, Repurchase Price, Insurance Proceeds or net Liquidation
Proceeds relating to interest with respect to such Mortgage Loans received during the related Prepayment Period, (iv) any Reimbursement Amounts received with respect to such Mortgage Loans during the related Prepayment Period and (v)
on the Distribution Date on which the OC Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of interest relating to such Loan Group less
(B) (i) for Loan Group 5, the product of (a) any amounts payable to the Swap
Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) and (b) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the first day of the related Collection Period, and denominator of which is the aggregate of the Stated Principal Balances of the OC Mortgage Loans as of the first day of the related Collection Period; and
(ii) for Loan Group 6, the product of (a) any amounts payable to the Swap
Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) and (b) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the first day of the related Collection Period, and denominator of which is the aggregate of the Stated Principal Balances of the OC Mortgage Loans as of the first day of the related Collection Period.

     Investment Account: The Eligible Account created and maintained by the
Master Servicer pursuant to Section 3.09(c) in the name of the Master Servicer for the benefit of the Certificateholders and designated "Wells Fargo Bank,
N.A., as Master Servicer, in trust for the registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-H."

     Investment Account Reinvestment Income: For each Distribution Date, all income and gains net of any losses realized since the preceding Distribution
Date from Permitted Investments of funds in the Investment Account.

     LIBOR Business Day: Any day on which banks in London, England and New York
City are open and conducting transactions in foreign currency and exchange.

     LIBOR Determination Date: With respect to each class of Certificates whose
Certificate Interest Rate is based on Certificate One-Month LIBOR, for each
Distribution Date beginning with the second Distribution Date, the second LIBOR
Business Day prior to the immediately preceding Distribution Date.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the related Prepayment Period and as to which the applicable Servicer has certified
(in accordance with the applicable Servicing Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such
Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or

                                      -39-

partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing
Fees and Advances.

     Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4,
Loan Group 5 or Loan Group 6.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

     Loan Group 4: The Group 4 Mortgage Loans.

     Loan Group 5: The Group 5 Mortgage Loans.

     Loan Group 6: The Group 6 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

     Losses: As defined in Section 5.11.

     Lower-Tier II Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Securities Administrator pursuant to Section 3.09(h).

     Lower-Tier II REMIC: As defined in the Preliminary Statement, the assets of which consist of the Group 5 and Group 6 Mortgage Loans, such amounts as shall be held in the Lower-Tier II Certificate Sub-Account, the insurance policies, if any, relating to a Group 5 or Group 6 Mortgage Loan and property which secured a
Group 5 or Group 6 Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure. The Lower-Tier II REMIC will not include the Rate
Cap Carryover Amounts, the Class IO Distribution Amount, the Rate Cap Carryover
Reserve Account, the Interest Rate Agreements, the Swap Account, the Interest
Rate Floor Account or the Supplemental Interest Trust.

     Lower-Tier REMICs: The Lower-Tier II REMIC and the Shifting Interest
Lower-Tier REMIC.

     LPMI Policy: A lender-paid primary mortgage insurance policy.

     LPMI Premium Rate: With respect to the OC Mortgage Loans that are covered by LPMI Policies, as set forth in the applicable Mortgage Loan Schedule.

     Marker Rate: With respect to the Class CE Upper-Tier II Regular Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated Middle-Tier II REMIC Pass-Through Rates for the
Class MRII-5-A-1 Interest, the

                                      -40-

Class MRII-5-A-2 Interest, the Class MRII-6-A-1 Interest, the Class MRII-6-A-2
Interest, the Class MRII-M-1 Interest, the Class MRII-M-2 Interest, the Class
MRII-M-3 Interest, the Class MRII-M-4 Interest, the Class MRII-M-5 Interest, the
Class MRII-M-6 Interest, the Class MRII-M-7 Interest, the Class MRII-M-8
Interest and the Class MRII-ZZ Interest, (i) with the rate on each such
Uncertificated Middle-Tier II Regular Interest (other than the Class MRII-ZZ
Interest) subject to a cap equal to the lesser of (a) Certificate One-Month
LIBOR plus the Certificate Margin of its Corresponding Upper-Tier II Regular
Interest and (b) the Upper-Tier II REMIC Net WAC Rate for the purposes of this calculation and (ii) with the rate on the Class MRII-ZZ Interest subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated Middle-Tier II REMIC
Pass-Through Rate and the related caps with respect to each such Uncertificated
Middle-Tier II Regular Interest (other than the Class MRII-ZZ Interest) shall be multiplied by a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.

     Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

     Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09(c) in the name of the
Master Servicer for the benefit of the Certificateholders and designated "Wells
Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-H."

     Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

     Master Servicer's Certificate: The monthly report required by Section 4.01.

     Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

     Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

     Maximum MRII-ZZ Uncertificated Accrued Interest Deferral Amount: With
respect to any Distribution Date, the excess of (a) accrued interest at the
Uncertificated Middle-Tier II

                                      -41-

REMIC Pass-Through Rate applicable to the Class MRII-ZZ Interest for such
Distribution Date on a balance equal to the Uncertificated Balance of the Class
MRII-ZZ Interest minus the Middle-Tier II REMIC Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on the Class MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest, the Class
MRII-6-A-1 Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1 Interest,
the Class MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class MRII-M-4
Interest, the Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the Class
MRII-M-7 Interest and the Class MRII-M-8 Interest, each subject to a cap equal to the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the related Corresponding Overcollateralized Class for the purpose of this calculation and (ii) the Upper-Tier II REMIC Net WAC Rate; provided, however, that for this purpose, calculations of the Uncertificated Middle-Tier II REMIC
Pass-Through Rate and the related caps with respect to Uncertificated Accrued
Interest on the Class MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest, the
Class MRII-6-A-1 Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1
Interest, the Class MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class
MRII-M-4 Interest, the Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the
Class MRII-M-7 Interest and the Class MRII-M-8 Interest shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest
Accrual Period and the denominator of which is 30.

     MERS: As defined in Section 2.01(b)(iii).

     Mezzanine Certificates: The Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, each of which represents (i) the corresponding Upper-Tier II Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the related Rate Cap Carryover
Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

     Mezzanine Net WAC Rate: As of any Distribution Date, a per annum rate
(expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period) equal to (i) the average of the Net Mortgage Interest Rates for the OC Mortgage Loans, weighted on the basis of the Stated Principal Balances of such Mortgage Loans as of the first day of the related Collection Period less (ii) 12 times the quotient of (a) the Net
Swap Payment or Swap Termination Payment, if any, made to the Swap Provider
(only if such Swap Termination Payment is not due to a Swap Provider Trigger
Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate
Stated Principal Balance of the OC Mortgage Loans as of the first day of the related Collection Period. Solely for federal income tax purposes, the Mezzanine
Net WAC Rate shall be calculated by weighting the Stated Principal Balances of the OC Mortgage Loans on the basis of their related Group Subordinate Amount and any amounts not paid in respect of the Mezzanine Net WAC Rate on the related
Upper-Tier REMIC Regular Interest shall be carried forward and applied to the aggregate amount of the related Rate Cap Carryover Amount.

     Middle-Tier II Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Securities Administrator pursuant to Section 3.09(h).

                                      -42-

     Middle-Tier II REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier II Regular Interests and such amounts as shall be deemed held in the Middle-Tier II Certificate Sub-Account.

     Middle-Tier II REMIC Interest Loss Allocation Amount: With respect to any
Distribution Date, an amount equal to (a) the product of (i) the aggregate
Stated Principal Balance of the Group 5 and Group 6 Mortgage Loans and related
REO Properties then outstanding and (ii) the Uncertificated Middle-Tier II REMIC
Pass-Through Rate for the Class MRII-A Interest minus the Marker Rate, divided by (b) 12.

     Middle-Tier II REMIC Overcollateralization Target Amount: 1.00% of the
Targeted Overcollateralization Amount.

     Middle-Tier II REMIC Overcollateralized Amount: With respect to any date of determination, (i) the aggregate Uncertificated Balances of the Uncertificated
Middle-Tier II Regular Interests minus (ii) the aggregate of the Uncertificated
Balances of the Class MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest, the
Class MRII-6-A-1 Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1
Interest, the Class MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class
MRII-M-4 Interest, the Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the
Class MRII-M-7 Interest, the Class MRII-M-8 Interest and the Class MRII-P
Interest, in each case as of such date of determination.

     Middle-Tier II REMIC Principal Loss Allocation Amount: With respect to any
Distribution Date, an amount equal to (a) the product of (i) the aggregate
Stated Principal Balance of the OC Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of Class MRII-5-A-1 Interest,
the Class MRII-5-A-2 Interest, the Class MRII-6-A-1 Interest, the Class
MRII-6-A-2 Interest, the Class MRII-M-1 Interest, the Class MRII-M-2 Interest,
the Class MRII-M-3 Interest, the Class MRII-M-4 Interest, the Class MRII-M-5
Interest, the Class MRII-M-6 Interest, the Class MRII-M-7 Interest and the Class
MRII-M-8 Interest, and the denominator of which is the aggregate of the
Uncertificated Balances of the Class MRII-5-A-1 Interest, the Class MRII-5-A-2
Interest, the Class MRII-6-A-1 Interest, the Class MRII-6-A-2 Interest, the
Class MRII-M-1 Interest, the Class MRII-M-2 Interest, the Class MRII-M-3
Interest, the Class MRII-M-4 Interest, the Class MRII-M-5 Interest, the Class
MRII-M-6 Interest, the Class MRII-M-7 Interest, the Class MRII-M-8 Interest and
the Class MRII-ZZ Interest.

     Middle-Tier REMICs: The Middle-Tier II REMIC and the Shifting Interest
Middle-Tier REMIC.

     Monthly Excess Cashflow Amount: For any Distribution Date, the sum of the
Monthly Excess Interest Amount for such Distribution Date, the
Overcollateralization Release Amount for such Distribution Date and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Overcollateralized Certificates on such
Distribution Date.

     Monthly Excess Interest Amount: With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amounts for such Distribution
Date exceeds the aggregate

                                      -43-

amount distributed on such Distribution Date to the Overcollateralized
Certificates pursuant to Section 5.03(a) priorities first through twelfth.

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affect the amount of the monthly payment due on such Mortgage Loan.

     Monthly Statement: As defined in Section 5.05(b).

     Moody's: Moody's Investors Service, Inc. or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such
Mortgage Loan indicated on the related Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate
Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate
Ceiling applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated September 29, 2006, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5 and Exhibit D-6 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off
Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest
Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the
Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date,

                                      -44-

whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) a code indicating the initial Servicer; (xvi) the Appraised Value; (xvii)
the first Rate Adjustment Date; (xviii) the Rate Ceiling; (xix) the Rate Floor;
(xx) the Periodic Cap; (xxi) the Gross Margin; (xxii) the Index; (xxiii) the closing date of the Mortgage Loan; (xxiv) a code indicating whether the Mortgage
Loan has a Prepayment Charge; (xxv) the Servicing Fee Rate; and (xxvi) the LPMI
Fee Rate, if any. With respect to the Mortgage Loans in the aggregate, the
Mortgage Loan Schedule shall set forth the following information, as of the
Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average
Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loan.

     Net Swap Payment: With respect to any Distribution Date, any net payment
(other than a Swap Termination Payment) payable by the Supplemental Interest
Trust to the Swap Provider on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

     Net Swap Receipt: With respect to any Distribution Date, any net payment
(other than a Swap Termination Payment) made by the Swap Provider to the
Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement), or any amount withdrawn from the
Swap Account that is required under that paragraph to be treated as a Net Swap
Receipt for purposes of determining the distributions from the Supplemental
Interest Trust.

     Net WAC: As to any Shifting Interest Loan Group and any Distribution Date,
the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in
such Loan Group (based on Stated Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such
Distribution Date).

                                      -45-

     NIMS Insurer: Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE or Class P
Certificates.

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls related to the
Shifting Interest Loan Groups exceeds the aggregate Compensating Interest for the Shifting Interest Loan Groups for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     Notional Amount: With respect to the Class 3-A-3 Certificates and the Class
3-A-3 Interests and any date of determination, the Class 3-A-3 Notional Amount.
With respect to the Class 4-A-3 Certificates and the Class 4-A-3 Interests and
any date of determination, the Class 4-A-3 Notional Amount. With respect to the
Class CE Certificates and the Class CE Upper-Tier II Interest, a notional amount equal to the aggregate Uncertificated Balances of the Uncertificated Middle-Tier
II Interests other than the Class MRII-P Interest.

     NYCEMA: A New York Consolidation, Extension and Modification Agreement.

     OC Loan Group: Either of Loan Group 5 or Loan Group 6.

     OC Mortgage Loans: The Group 5 Mortgage Loans and Group 6 Mortgage Loans.

     OC Optional Termination Date: The first Distribution Date on which all of the OC Mortgage Loans and all related REO Property remaining in the Trust Estate may be purchased pursuant to Section 10.01.

     Offered Certificates: The Senior, Class B-1, Class B-2, Class B-3 and
Mezzanine Certificates.

     Offered Overcollateralized Certificates: The Class 5-A-1, Class 5-A-2,
Class 6-A-1, Class 6-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7 and Class M-8 Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

     One-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the
London market, as

                                      -46-

published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable
Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate
Adjustment Date.

     One-Year CMT Index: A rate per annum that is defined to be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available up to the date 45 days before the applicable Rate Adjustment Date.

     One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as six separate
REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Opteum: Opteum Financial Services, LLC, in its capacity as servicer under the Opteum Servicing Agreement.

     Opteum Servicing Agreement: Collectively, (i) the Mortgage Loan Sale and
Servicing Agreement, dated as of September 1, 2006, by and between BANA, as purchaser, and Opteum, as seller, (ii) the Memorandum of Sale, dated September
28, 2006, by and between BANA and Opteum and (iii) the Assignment, Assumption and Recognition Agreement, dated September 29, 2006, by and among BANA, the
Depositor, the Trustee, the Master Servicer and Opteum.

     Original Fractional Interest: With respect to each of the following Classes of Class B Certificates, the corresponding percentage described below, as of the
Closing Date:

Class B-1   2.00%
Class B-2   1.25%
Class B-3   0.80%
Class B-4   0.50%
Class B-5   0.25%
Class B-6   0.00%

     Original Class B Certificate Balance: $28,951,344.00.

     OTS: The Office of Thrift Supervision.

                                      -47-

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or
2.04.

     Overcollateralization Amount: As of any Distribution Date, the excess, if any, of (x) the aggregate Stated Principal Balance of the OC Mortgage Loans as
of the last day of the related Collection Period over (y) the aggregate Class
Certificate Balance of all Classes of Overcollateralized Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Class Certificate Balance of a Class of Overcollateralized
Certificates as a result of Recoveries related to the OC Mortgages).

     Overcollateralization Deficiency: As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution
Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such
Distribution Date of the Class Certificate Balances of all Classes of
Overcollateralized Certificates resulting from the distribution of the Principal
Distribution Amount (but not the Extra Principal Distribution Amount) on such
Distribution Date, but prior to taking into account any Applied Realized Loss
Amounts on such Distribution Date.

     Overcollateralization Release Amount: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y)
the excess, if any, of (i) the Overcollateralization Amount for such
Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Overcollateralized Certificates on such
Distribution Date over (ii) the Targeted Overcollateralization Amount for such
Distribution Date. With respect to any Distribution Date on which a Trigger
Event is in effect, the Overcollateralization Release Amount will be zero.

     Overcollateralized Accrued Certificate Interest: For any Distribution Date
and each Class of Overcollateralized Certificates, one month's interest accrued during the related Interest Accrual Period at the applicable Certificate
Interest Rate on the applicable Class Certificate Balance minus such Class'
Interest Percentage of Relief Act Reductions related to any OC Mortgage Loan for such Distribution Date.

     Overcollateralized Certificates: The Class 5-A-1, Class 5-A-2, Class 6-A-1,
Class 6-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7, Class M-8, Class CE and Class P Certificates.

     Overcollateralized Senior Principal Distribution Amount: As of any
Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Principal Distribution Amount and (ii) on or after the Stepdown
Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Class Certificate Balance of the Senior Overcollateralized
Certificates immediately prior to such Distribution Date over (b) the lesser of
(x) the product of (1) 0.35% and (2) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period and
(y) the amount by which the aggregate Stated Principal Balance

                                      -48-

of the OC Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.35% and (2) the aggregate Cut-off Date Pool
Principal Balances of Loan Group 5 and Loan Group 6.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: With respect to each Distribution Date and any Class of
Certificates (other than the Class CE Certificates), the per annum rate set forth or described in the Preliminary Statement. With respect to each
Distribution Date and the Upper-Tier II Regular Interests (other than the Class
Swap-IO Interest), the "Interest Rate" set forth in the Preliminary Statement.
For federal income tax purposes, each reference to the Rate Cap in the applicable Pass-Through Rate shall be deemed to be a reference to the Upper-Tier
II REMIC Net WAC Rate.

     With respect to the Class CE Upper-Tier II Regular Interest and any
Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (O) below, and the denominator of which is the aggregate of the Uncertificated Balances of Middle-Tier II Regular Interest MRII-AA,
Middle-Tier II Regular Interest MRII-5-A-1, Middle-Tier II Regular Interest
MRII-5-A-2, Middle-Tier II Regular Interest MRII-6-A-1, Middle-Tier II Regular
Interest MRII-6-A-2, Middle-Tier II Regular Interest MRII-M-1, Middle-Tier II
Regular Interest MRII-M-2, Middle-Tier II Regular Interest MRII-M-3, Middle-Tier
II Regular Interest MRII-M-4, Middle-Tier II Regular Interest MRII-M-5,
Middle-Tier II Regular Interest MRII-M-6, Middle-Tier II Regular Interest
MRII-M-7, Middle-Tier II Regular Interest MRII-M-8, and Middle-Tier II Regular
Interest MRII-ZZ. For purposes of calculating the Pass-Through Rate for the
Class CE Upper-Tier II Regular Interest, the numerator is equal to the sum of the following components:

               (A) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-AA Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-AA Interest;

               (B) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-5-A-1 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-5-A-1 Interest;

               (C) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-5-A-2 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-5-A-2 Interest;

               (D) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-6-A-1 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-6-A-1 Interest;

                                      -49-

               (E) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-6-A-2 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-6-A-2 Interest;

               (F) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-1 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-1 Interest;

               (G) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-2 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-2 Interest;

               (H) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-3 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-3 Interest;

               (I) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-4 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-4 Interest;

               (J) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-5 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-5 Interest;

               (K) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-6 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-6 Interest;

               (L) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-7 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-7 Interest;

               (M) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-M-8 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-M-8 Interest;

               (N) the Middle-Tier II REMIC Pass-Through Rate for the Class
          MRII-ZZ Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MRII-ZZ Interest; and

               (O) 100% of the Interest on the Class MRII-P Interest.

     The Class Swap-IO Interest shall not have a Pass-Through Rate, but interest for such Class Swap-IO Interest and each Distribution Date shall be an amount equal to 100% of the amounts distributable to the Class MRII-IO Interest for such Distribution Date.

     Paying Agent: As defined in Section 9.13.

                                      -50-

     Percentage Interest: As to any Certificate (other than a Class CE
Certificate), the percentage obtained by dividing the initial Certificate
Balance of such Certificate by the Initial Class Certificate Balance or Initial
Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class CE Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate;
provided, however, that the sum of all such percentages for each such
Certificate totals 100%.

     Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

     Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the applicable Mortgage Loan
Schedule.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the
     United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i)
     maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's, "F1" by Fitch and "A-1+" by
     S & P;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's, "F1" by Fitch and "A-1+" by S & P;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's, "F1"
     by Fitch and "A-1+" by S & P;

          (v) investments in money market funds (including funds of the
     Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation)
     rated "Aaa" by Moody's, "AAA" by Fitch (if

                                      -51-

     rated by Fitch) and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each
     Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
     Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as six separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class 1-A-R, Class B-4, Class B-5, Class B-6,
Class CE and Class P Certificates.

     Plan: As defined in Section 6.02(e).

     Pool Distribution Amount: As to any Distribution Date and Shifting Interest
Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the related Administrative Fees) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related
Determination Date and (B) all Periodic Advances made by a Servicer (or the
Master Servicer or the Trustee, as applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the applicable Servicer in respect of such Loan Group and such Distribution Date deposited to the Master Servicer Custodial

                                      -52-

Account pursuant to Section 3.09(d)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans in such Loan Group during the related Prepayment Period and deposited to the Master Servicer Custodial
Account pursuant to Section 3.09(d)(iii); (iii) all Principal Prepayments
received on the Mortgage Loans in such Loan Group during the related Prepayment
Period and including any Prepayment Charges received with respect to such
Principal Prepayments (other than any Prepayment Charges collected by Opteum)
and deposited to the Master Servicer Custodial Account pursuant to Section
3.09(d)(i) during such period; (iv) in connection with any Mortgage Loans that are Defective Mortgage Loans in such Loan Group, the aggregate of the Purchase
Prices and Substitution Adjustment Amounts remitted on the related Remittance
Date pursuant to Section 3.09(d)(vii); (v) any other amounts in the Master
Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv),
(v), (viii), (x), and (xi) in respect of such Distribution Date and such Loan
Group; (vi) any Reimbursement Amount required to be included pursuant to Section
5.02; over (b) any amounts permitted to be withdrawn from the Master Servicer
Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section
3.11 in respect of such Loan Group.

     Pool Principal Balance: As to any Distribution Date and any Loan Group, the
aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Prepayment Charges: With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by a Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in Full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust
Estate, the Prepayment Charges so held being identified in the related Mortgage
Loan Schedule.

     Prepayment Interest Excess: As to any Distribution Date and any Mortgage
Loan serviced by Opteum that was the subject of a Principal Prepayment in Full during the portion of the related Prepayment Period beginning on the first day of the calendar month in which such Distribution Date occurs through the
Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Net
Mortgage Interest Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such
Distribution Date occurs and ending on the date on which such prepayment is so applied.

     Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the related
Prepayment Period, the amount, if any, by which one month's interest at the related Net Mortgage Interest Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Period: With respect to any Distribution Date and the Mortgage
Loans other than the Mortgage Loans serviced by Opteum and Indy Mac, the calendar month preceding the calendar month in which such Distribution Date occurs. With respect to any Distribution Date and the Mortgage Loans serviced by
Opteum, the period commencing on the 14th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, on the Cut-off Date) and ending on the 13th day of the

                                      -53-

calendar month in which such Distribution Date occurs. With respect to any
Distribution Date and the Mortgage Loans serviced by Indy Mac, the related
Collection Period.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal Amount: As to any Distribution Date and Shifting Interest Loan
Group, the sum of (i) the sum of (a) the principal portion of each Monthly
Payment due on each Mortgage Loan in such Loan Group on the related Due Date,
(b) the Stated Principal Balance, as of the date of repurchase, of (i) any
Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the
Mortgage Loan Purchase Agreement or a Purchase Obligation as of such
Distribution Date, (ii) any Mortgage Loan in such Loan Group repurchased by the
Depositor pursuant to a Purchase Obligation as of such Distribution Date, (iii)
any Mortgage Loan in such Loan Group repurchased by a Servicer pursuant to a
Servicing Agreement or (iv) any Mortgage Loan in such Loan Group purchased pursuant to Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received during the related Prepayment Period, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated
Mortgage Loans received by a Servicer during the related Prepayment Period, (e)
with respect to each Mortgage Loan in such Loan Group that became a Liquidated
Mortgage Loan during the related Prepayment Period, the amount of Liquidation
Proceeds (excluding Excess Proceeds) allocable to principal received by a
Servicer with respect to such Mortgage Loan during such period and (f) all
Principal Prepayments on the Mortgage Loans in such Loan Group received by a
Servicer during the related Prepayment Period and (ii) any Recovery related to such Loan Group for such Distribution Date.

     Principal Distribution Amount: As to any Distribution Date, the sum of (i)
the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds)
which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Principal Remittance Amount: With respect to any Distribution Date and the
OC Mortgage Loans, to the extent of funds available therefor, the amount equal to (a) the sum (less amounts available for reimbursement to the Servicers for
Advances and expenses pursuant to the applicable Servicing Agreement and amounts reimbursable or payable to the Master Servicer, Securities Administrator and
Trustee pursuant to this Agreement) of: (i) each payment of principal on an OC
Mortgage Loan due during the related Collection Period and received by the
Servicers on or prior to the related Determination Date, and any Advances with respect

                                      -54-

thereto, (ii) all Principal Prepayments received by the applicable Servicer during the related Prepayment Period, (iii) Insurance Proceeds, net Liquidation
Proceeds and Recoveries allocable to principal actually collected by the applicable Servicer during the related Prepayment Period, (iv) with respect to
Defective Mortgage Loans repurchased during the related Prepayment Period, the portion of the Repurchase Price allocable to principal, (v) any Substitution
Adjustment Amounts paid during the related Prepayment Period and (vi) on the
Distribution Date on which the OC Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of principal less (b) any amounts payable to the Swap
Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) not covered by the sum of the Interest Remittance Amounts for Loan Group 5 and Loan
Group 6 for such Distribution Date.

     Private Certificates: The Class B-4, Class B-5, Class B-6, Class CE and
Class P Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Class B
Certificates, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal
Distribution Amounts and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Class B Certificates and (ii) if such class is not a
Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for such
Distribution Date and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Class B Certificates that are not Restricted Classes.
The Pro Rata Share of a Restricted Class shall be 0% with respect to clause (ii)
hereof.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

     Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

     Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

                                      -55-

     Rate Cap: Each of the Group 5 Net WAC Rate, the Group 6 Net WAC Rate and
the Mezzanine Net WAC Rate. For federal income tax purposes, the Upper-Tier II
REMIC Net WAC Rate.

     Rate Cap Carryover Amount: If on any Distribution Date, the
Overcollateralized Accrued Certificate Interest for any Offered
Overcollateralized Certificate is based on a Rate Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such
Distribution Date based on the lesser of its Pass-Through Rate or 10.500% over
(ii) the amount of interest such Class received on such Distribution Date based on the applicable Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the lesser of then-applicable Pass-Through Rate on such Class or 10.500%). For federal income tax purposes, each application of the applicable Net WAC Rate shall be an application of the Upper-Tier II REMIC Net WAC Rate for purposes of calculating the related Rate Cap Carryover Amount.

     Rate Cap Carryover Reserve Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(i) in the name of the Securities Administrator, on behalf of the Trustee, for the benefit of the Holders of the Offered Overcollateralized Certificates and designated
"Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-H." Funds in
the Rate Cap Carryover Reserve Account shall be held in trust for the Holders of the Offered Overcollateralized Certificates for the uses and purposes set forth in this Agreement.

     Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the related Mortgage Loan Schedule.

     Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the related Mortgage Loan Schedule.

     Rating Agency: Each of S&P, Moody's and Fitch. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been

                                      -56-

reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Realized Loss Amortization Amount: Any of the Super Senior Support Realized
Loss Amortization Amount, the Class M-1 Realized Loss Amortization Amount, the
Class M-2 Realized Loss Amortization Amount, the Class M-3 Realized Loss
Amortization Amount, the Class M-4 Realized Loss Amortization Amount, the Class
M-5 Realized Loss Amortization Amount, the Class M-6 Realized Loss Amortization
Amount, the Class M-7 Realized Loss Amortization Amount and the Class M-8
Realized Loss Amortization Amount.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: With respect to the Shifting Interest Certificates, the Class
CE Certificates and the Class P Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.
With respect to the Offered Overcollateralized Certificates, the Business Day
immediately preceding each Distribution Date; provided, however, if Definitive
Certificates are issued for any of such Certificates, the Record Date for such
Certificates will be the last Business Day of the month preceding such
Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular Certificates: As defined in the Preliminary Statement hereto.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: As defined in Section 2.02.

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5, Group 5; for
Loan Group 6, Group 6; for the Shifting Interest Loan Groups, Group 1, Group 2,
Group 3 and Group 4; and for the OC Loan Groups, Group 5 and Group 6.

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5, Loan Group 5;
for Group 6, Loan Group 6; for Group 1, Group 2, Group 3 and Group 4, the
Shifting Interest Loan Groups; and for Group 5 and Group 6, the OC Loan Groups.

                                      -57-

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit N attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

     Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for such Collection
Period is less than (ii) interest accrued pursuant to the terms of the Mortgage
Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the related Collection Period.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the
Regular Certificates as that term is defined in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: With respect to the Mortgage Loans other than the Mortgage
Loans serviced by Opteum, the 18th day of each month beginning in October 2006
(or, if such day is not a Business Day, the preceding Business Day). With respect to the Mortgage Loans serviced by Opteum, the 19th day of each month beginning in October 2006 (or, if such day is not a Business Day, the preceding
Business Day).

     REO Disposition Period: As defined in Section 3.15.

     REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

                                      -58-

     Reporting Servicer: As defined in Section 3.22(c)(i).

     Request for Release: The Request for Release submitted by a Servicer to the
Custodian on behalf of the Trustee, substantially in the form attached hereto as
Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Reserve Interest Rate: As defined in Section 5.10.

     Residual Certificate: The Class 1-A-R Certificate.

     Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class
3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class
5-A-1, Class 5-A-2, Class 6-A-1 and Class 6-A-2 Certificates.

     Senior Credit Support Depletion Date: The date on which the aggregate Class
Certificate Balance of the Class B Certificates has been reduced to zero.

     Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Mezzanine Certificates before taking into account distributions on such
Distribution Date and (ii) the

                                      -59-

Overcollateralization Amount as of the prior Distribution Date by (y) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period.

     Senior Overcollateralized Certificates: The Class 5-A-1, Class 5-A-2, Class
6-A-1 and Class 6-A-2 Certificates.

     Senior Percentage: With respect to any Distribution Date and Shifting
Interest Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior
Certificates of the Related Group immediately prior to such Distribution Date by
(ii) the Pool Principal Balance of such Loan Group for such Distribution Date.

     Senior Prepayment Percentage: For any Shifting Interest Loan Group and any
Distribution Date during the seven years beginning on the first Distribution
Date, 100%. The Senior Prepayment Percentage for any Shifting Interest Loan
Group and any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the fourth year thereafter, the Senior Percentage for such
Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such
Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates the Total Senior
Percentage for such Distribution Date exceeds the Total Senior Percentage calculated as of the Closing Date, in which case the Senior Prepayment
Percentage for each Shifting Interest Loan Group for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution
Date occurring in October 2009, the Total Subordinate Percentage for such
Distribution Date is greater than or equal to twice the Total Subordinate
Percentage calculated as of the Closing Date, in which case the Senior
Prepayment Percentage for each Shifting Interest Loan Group for such
Distribution Date will equal the Senior Percentage for such Loan Group plus 50%
of the Subordinate Percentage for such Loan Group, or (iii) on any Distribution
Date occurring on or after the Distribution Date in October 2009, the Total
Subordinate Percentage for such Distribution Date is greater than or equal to twice the Total Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Shifting Interest Loan
Group for such Distribution Date will equal the Senior Percentage for such Loan
Group. Notwithstanding the foregoing, no decrease in the share of the applicable
Subordinate Percentage (for calculating the applicable Senior Prepayment
Percentage for such Loan Group) will occur and the Senior Prepayment Percentage for such Loan Group will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

     Senior Specified Enhancement Percentage: For any date, 13.30%.

                                      -60-

     Senior Step Down Conditions: As of any Distribution Date and any Shifting
Interest Loan Group and as to which any decrease in the Senior Prepayment
Percentage for such Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans in such Loan Group (including, for this purpose, any Mortgage
Loans in foreclosure, any REO Property and any such Mortgage Loan for which the
Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class B in the Related Group, is not
equal to or greater than 50% or (ii) cumulative Realized Losses with respect to such Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the related Original Class B Certificate Balance set forth below:

                                            PERCENTAGE OF
                                           ORIGINAL CLASS B
DISTRIBUTION DATE OCCURRING              CERTIFICATE BALANCE
--------------------------------------   -------------------
October 2006 through September 2009              20%
October 2009 through September 2014              30%
October 2014 through September 2015              35%
October 2015 through September 2016              40%
October 2016 through September 2017              45%
October 2017 and thereafter                      50%

     Servicer: Any of BANA, Countrywide, GreenPoint, IndyMac, Opteum and Wells
Fargo, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

     Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

     Servicing Agreements: Any of the BANA Servicing Agreement, the Countrywide
Servicing Agreement, the GreenPoint Servicing Agreement, the IndyMac Servicing
Agreement, the Opteum Servicing Agreement and the Wells Fargo Servicing
Agreement.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of
Regulation AB, as such may be amended from time to time

     Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

     Servicing Fee Rate: With respect to each Mortgage Loan, as set forth on the applicable Mortgage Loan Schedule.

     Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

                                      -61-

     Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

     Servicing Officer: With respect to each Servicer, as defined in the related
Servicing Agreement.

     Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

     Shifting Interest Accrued Certificate Interest: For any Distribution Date
and each Class of Shifting Interest Certificates, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount.

     Shifting Interest Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2,
Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4,
Class B-1, Class B-2, Class B-3, Class B-3, Class B-4, Class B-5 and Class B-6
Certificates.

     Shifting Interest Group: Any of Group 1, Group 2, Group 3 or Group 4.

     Shifting Interest Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group
3 and Loan Group 4.

     Shifting Interest Lower-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

     Shifting Interest Lower-Tier Distribution Amount: As defined in Section
5.02(a) hereof.

     Shifting Interest Lower-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Group 1, Group 2, Group 3 and
Group 4 Mortgage Loans, such amounts as shall be held in the Shifting Interest
Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 1, Group 2, Group 3 or Group 4 Mortgage Loan and property which secured a Group 1, Group 2, Group 3 or Group 4 Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Shifting Interest Middle-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

                                      -62-

     Shifting Interest Middle-Tier Distribution Amount: As defined in Section
5.02(a) hereof.

     Shifting Interest Middle-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Shifting Interest Lower-Tier
Regular Interests and such amounts as shall be deemed held in the Shifting
Interest Middle-Tier Certificate Sub-Account.

     Shifting Interest Mortgage Loans: The Group 1 Mortgage Loans, Group 2
Mortgage Loans, Group 3 Mortgage Loans and Group 4 Mortgage Loans.

     Shifting Interest Senior Principal Distribution Amount: As to any
Distribution Date and Shifting Interest Loan Group, the sum of (i) the Senior
Percentage for such Loan Group of the amounts described in clauses (i)(a)
through (d) of the definition of "Principal Amount" for such Distribution Date and Loan Group and (ii) the Senior Prepayment Percentage for such Loan Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such Distribution Date and Loan Group.

     Shifting Interest Upper-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

     Shifting Interest Upper-Tier Interests: The REMIC regular interests in the
Shifting Interest Upper-Tier REMIC as set forth and designated in the
Preliminary Statement.

     Shifting Interest Upper-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Uncertificated Shifting Interest
Middle-Tier Interests and such amounts as shall be deemed held in the Shifting
Interest Upper-Tier Certificate Sub-Account.

     Similar Law: As defined in Section 6.02(e).

     Six-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

     Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

                                      -63-

     Stepdown Date: The earlier to occur of (i) the Distribution Date on which the aggregate Class Certificate Balance of the Senior Overcollateralized
Certificates is reduced to zero and (ii) the later to occur of (x) the
Distribution Date in October 2009 and (y) the Distribution Date on which the
Senior Enhancement Percentage is greater than or equal to the Senior Specified
Enhancement Percentage.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

     Subordinate Balance Ratio: As of any date of determination and the Shifting
Interest Lower-Tier Interests, the ratio among the principal balances of the
Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS
Interest equal to the ratio among the Group Subordinate Amounts of Loan Group 1,
Loan Group 2, Loan Group 3 and Loan Group 4.

     Subordinate Percentage: As of any Distribution Date and Shifting Interest
Loan Group, 100% minus the Senior Percentage for such Loan Group for such
Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and Shifting
Interest Loan Group, 100% minus the Senior Prepayment Percentage for such Loan
Group and such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution
Date and Shifting Interest Loan Group, an amount equal to the sum of (a) the
Subordinate Percentage for such Loan Group of the amounts described in clauses
(i)(a) through (d) of the definition of "Principal Amount" for such Distribution
Date and Loan Group and (b) the Subordinate Prepayment Percentage for such Loan
Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such
Distribution Date and Loan Group.

     Subordinated Applied Realized Loss Amount: With respect to each
Distribution Date, the excess, if any, of (a) the aggregate of the Class
Certificate Balances of the Overcollateralized Certificates (after taking into account the distribution of the Principal Distribution Amount on such
Distribution Date and any increase in the Class Certificate Balance of a Class of Overcollateralized Certificates as a result of Recoveries) over (b) the aggregate Stated Principal Balance of the OC Mortgage Loans as of the last day of the related Collection Period.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v)
have a credit score not less than that of the Defective Mortgage Loan; (vi) have a Gross Margin not less than that of the Defective Mortgage Loan; (vii) have a credit grade not lower in quality than that of the Defective Mortgage Loan;

                                      -64-

(viii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the
Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in the Mortgage Loan Purchase Agreement, the Servicing
Agreements and this Agreement. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     Super Senior Support Realized Loss Amortization Amount: As to the Super
Senior Support Overcollateralized Certificates and as of any Distribution Date,
the lesser of (x) the Unpaid Realized Loss Amount for the Super Senior Support
Overcollateralized Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) and (B) hereof, in each case for such
Distribution Date.

     Supplemental Interest Trust: The trust created pursuant to Section 5.12 of this Agreement and designated as the "Supplemental Interest Trust," consisting of the Interest Rate Agreements, the Class Swap-IO Interest, the Supplemental
Interest Trust Trustee's rights under the Interest Rate Agreements, the Interest
Rate Floor Account, the Swap Account, the Rate Cap Carryover Reserve Account and
the right to receive payments in respect of the Class IO Distribution Amount.
The Supplemental Interest Trust is not an asset of any REMIC created hereunder.

     Supplemental Interest Trust Trustee: Wells Fargo Bank, N.A., or any
successor Supplemental Interest Trust Trustee appointed as herein provided.

     Swap Account: The Eligible Account or Accounts created and maintained pursuant to Section 5.12.

     Swap LIBOR: A per annum rate equal to the floating rate payable by the Swap
Provider under the Interest Rate Swap Agreement.

     Swap Notional Amount: With respect to each Distribution Date, the related notional amount set forth on Schedule A of the Interest Rate Swap Agreement.

     Swap Provider: The Bank of New York.

     Swap Termination Payment: Any payment payable by the Supplemental Interest
Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap
Agreement) or a Termination Event (as defined in the Interest Rate Swap
Agreement).

     Targeted Overcollateralization Amount: As of any Distribution Date (x)
prior to the Stepdown Date, 0.35% of the aggregate Stated Principal Balance of the OC Mortgage Loans on the Cut-off Date and (y) on and after the Stepdown
Date, (i) if a Trigger Event has not occurred, the greater of (A) 0.70% of the aggregate Stated Principal Balance of the OC Mortgage Loans as

                                      -65-

of last day of the related Collection Period and (B) 0.35% of the aggregate
Stated Principal Balance of the OC Mortgage Loans on the Cut-off Date and (ii)
if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.07 and the manner provided under Treasury Regulation
Section 1.860F-4(d) and Treasury Regulation Section 301.6231(a)(7)-1.

     Telerate Page 3750: The display page currently so designated on the Reuters
Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

     Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Senior Certificates of the Shifting
Interest Groups by (y) the aggregate Pool Principal Balance for all Shifting
Interest Loan Groups with respect to such Distribution Date.

     Total Subordinate Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Class B Certificates by (y) the
aggregate Pool Principal Balance for all Shifting Interest Loan Groups with respect to such Distribution Date.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trigger Event: With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 40.00%
of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized
Losses incurred on the OC Mortgage Loans since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of
Recoveries related to the OC Mortgage Loans received since the Cut-off Date through the last day of the related Collection Period on the OC Mortgage Loans)
divided by the aggregate Cut-off Date Pool Principal Balance for Loan Group 5
and Loan Group 6 exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In        Percentage
-----------------------------------   ------------------------------------------
October 2008 through September 2009   0.20% for the first month, plus an
                                      additional 1/12th of 0.25% for each month
                                      thereafter

October 2009 through September 2010   0.45% for the first month, plus an
                                      additional 1/12th of 0.30% for each month
                                      thereafter

October 2010 through June 2011        0.75% for the first month, plus an
                                      additional 1/12th of 0.35% for each month
                                      thereafter

July 2011 through September 2011      1.00%

October 2011 through March 2012       1.10% for the first month, plus an
                                      additional 1/12th of 0.20% for each

                                      -66-

                                      month thereafter

April 2012 through September 2012     1.20%

October 2012 and thereafter           1.25%

     Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-H Trust."

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which six REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the
Depositor's rights under the Servicing Agreements and the Mortgage Loan Purchase
Agreement (including any security interest created thereby) and (vi) the
Servicer Custodial Accounts, the Master Servicer Custodial Account, the
Investment Account, the Cap Carryover Reserve Account, and the Certificate
Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust
Estate.

     Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Uncertificated Accrued Interest: With respect to each Uncertificated
Lower-Tier II Regular Interest or Uncertificated Middle-Tier II Regular Interest
on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Lower-Tier II REMIC Pass-Through Rate or Uncertificated
Middle-Tier II REMIC Pass-Through Rate on the Uncertificated Balance or
Uncertificated Notional Amount of such Uncertificated Lower-Tier II Regular
Interest or Uncertificated Middle-Tier II Regular Interest. With respect to each
Upper-Tier II Regular Interest on each Distribution Date, an amount equal to one month's interest at such Interest Rate on the related Class Certificate Balance,
Uncertificated Notional Amount or Notional Amount, as applicable. In the case of each Lower-Tier II Regular Interest, Uncertificated Middle-Tier II Regular
Interest or Upper-Tier II Regular Interest, Uncertificated Accrued Interest will be reduced by any Relief Act Reductions (allocated to such Uncertificated
Lower-Tier II Regular Interest, Uncertificated Middle-Tier II Regular Interest
or Upper-Tier II Regular Interest based on their respective entitlements to interest irrespective of any Relief Act Reductions for such Distribution Date).

     With respect to each Uncertificated Shifting Interest Lower-Tier Regular
Interest or Uncertificated Shifting Interest Middle-Tier Regular Interest on
each Distribution Date, an amount equal to one month's interest at the related
Uncertificated Shifting Interest Lower-Tier REMIC Pass-Through Rate on the
Uncertificated Balance of such Uncertificated Shifting Interest Lower-Tier
Regular Interest or Uncertificated Shifting Interest Middle-Tier Regular
Interest. With respect to each Shifting Interest Upper-Tier Regular Interest on each Distribution Date, an amount equal to one month's interest at the
Certificate Interest Rate on the related Class Certificate Balance. In the case of each Uncertificated Shifting Interest Lower-Tier Regular Interest,
Uncertificated Shifting Interest Middle-Tier Regular Interest or Shifting
Interest Upper-Tier Regular Interest, Uncertificated Accrued Interest will be reduced by any Non-Supported Interest Shortfalls and any Relief Act Reductions,
allocated to such Uncertificated Shifting Interest Lower-Tier Regular Interest,
Uncertificated Shifting Interest Middle-Tier Regular Interest or Shifting
Interest Upper-Tier Regular Interest based on their respective entitlements to interest irrespective of any Non-Supported Interest Shortfalls or Relief Act
Reductions for such Distribution Date.

     Uncertificated Balance: The principal amount of any Uncertificated
Lower-Tier II Regular Interest, Uncertificated Middle-Tier II Regular Interest
(other than the Class MRII-IO Interest)or Upper-Tier II Regular Interest
outstanding as of any date of determination. As of the Closing Date, the
Uncertificated Balance of each Uncertificated Lower-Tier II Regular Interest,
Uncertificated Middle-Tier II Regular Interest (other than the Class MRII-IO
Interest) or Upper-Tier II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each
Distribution Date, the Uncertificated Balance of each Uncertificated Lower-Tier
II Regular Interest, Uncertificated Middle-Tier II Regular Interest (other than the Class MRII-IO Interest) or Upper-Tier II Regular Interest shall be reduced by all

                                      -67-

distributions of principal made on such Uncertificated Lower-Tier II Regular
Interest or Uncertificated Middle-Tier II Regular Interest on such Distribution
Date pursuant to Section 5.03 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized
Losses as provided in Section 5.04. The Uncertificated Balance of the Class
MRII-ZZ Interest shall be increased by interest deferrals as provided in Section
5.03. The Uncertificated Balance of each Uncertificated Lower-Tier II Regular
Interest or Uncertificated Middle-Tier II Regular Interest shall never be less than zero.

     With respect to each Uncertificated Shifting Interest Lower-Tier Regular
Interest or Uncertificated Shifting Interest Middle-Tier Regular Interest, the
amount of such Uncertificated Shifting Interest Lower-Tier Regular Interest or
Uncertificated Shifting Interest Middle-Tier Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of
each Uncertificated Shifting Interest Lower-Tier Regular Interest or
Uncertificated Shifting Interest Middle-Tier Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial
Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each Uncertificated Shifting Interest Lower-Tier Regular Interest or
Uncertificated Shifting Interest Middle-Tier Regular Interest shall be reduced by all distributions of principal made on such Uncertificated Shifting Interest
Lower-Tier Regular Interest or Uncertificated Shifting Interest Middle-Tier
Regular Interest on such Distribution Date pursuant to Section 5.02 and, if and to the extent necessary and appropriate, shall be further reduced on such
Distribution Date by Realized Losses as provided in Section 5.04. The
Uncertificated Balance of each Uncertificated Shifting Interest Lower-Tier
Regular Interest or Uncertificated Shifting Interest Middle-Tier Regular
Interest shall never be less than zero.

     Uncertificated Lower-Tier II Interests: The Uncertificated Lower-Tier II
Regular Interests and the II-LR interest, which represents the sole class of residual interest in the Lower-Tier II REMIC.

     Uncertificated Lower-Tier II Regular Interest: A regular interest in the
Lower-Tier II REMIC which is held as an asset of the Middle-Tier II REMIC and is entitled to monthly distributions as provided in Section 5.03 hereof.

     Uncertificated Lower-Tier II REMIC Pass-Through Rate: With respect to the
Class LRII-I Interest, a per annum rate equal to the weighted average of the Net
Mortgage Interest Rates of the OC Mortgage Loans. With respect to each
Uncertificated Lower-Tier II Regular Interest ending with the designation "A," a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the OC Mortgage Loans multiplied by 2, subject to a maximum rate of the Fixed
Payer Rate multiplied by 2. With respect to each Uncertificated Lower-Tier II
Regular Interest ending with the designation "B," a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Net Mortgage
Interest Rates of the OC Mortgage Loans over (ii) the Fixed Payer Rate multiplied by 2 (or 0.00% if there is no such excess).

     Uncertificated Middle-Tier II Interests: The Uncertificated Middle-Tier II
Regular Interests and the II-MR interest, which represents the sole class of residual interest in the Middle-Tier II REMIC.

     Uncertificated Middle-Tier II Regular Interest: A regular interest in the
Middle-Tier II REMIC which is held as an asset of the Upper-Tier II REMIC and is entitled to monthly distributions as provided in Section 5.03 hereof. Any of the
Class MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest, the Class MRII-6-A-1
Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1 Interest, the Class
MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class MRII-M-4 Interest, the
Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the Class MRII-M-7
Interest, the MRII-M-8 Interest, the Class MRII-ZZ Interest, the Class MRII-IO
Interest and the Class MRII-P Interest are Uncertificated Middle-Tier II Regular
Interests.

     Uncertificated Middle-Tier II REMIC Pass-Through Rate: With respect to the
Class MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest, the Class MRII-6-A-1
Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1 Interest, the Class
MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class MRII-M-4 Interest, the
Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the Class MRII-M-7
Interest, the Class MRII-M-8 Interest, the Class MRII-ZZ Interest and the Class
MRII-P Interest, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to the Class LRII-I Interest and each
Uncertificated Lower-Tier II Interest ending with the designation "B," the weighted average of the Uncertificated Lower-Tier II REMIC Pass-Through Rates
for such Uncertificated Lower-Tier II Regular Interests, weighted on the basis of the Uncertificated Balances of such Uncertificated Lower-Tier II Regular
Interests for each such Distribution Date and (y) with respect to Uncertificated
Lower-Tier II Interests ending with the designation "A," for each Distribution
Date listed below, the weighted average of the rates listed below for each such
Uncertificated Lower-Tier II Regular Interest listed below, weighted on the basis of the Uncertificated Balances of each such Uncertificated Lower-Tier II
Interest for each such Distribution Date:

                                      -68-

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTEREST                             RATE
------------   -------------------------------------   --------------------------------------------------------

1              LRII-1-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

2              LRII-2-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A                                Uncertificated Lower-Tier II REMIC Pass-Through Rate

3              LRII-3-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A and LRII-2-A                   Uncertificated Lower-Tier II REMIC Pass-Through Rate

4              LRII-4-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-3-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

5              LRII-5-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-4-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

6              LRII-6-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-5-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

7              LRII-7-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-6-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

8              LRII-8-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-7-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

9              LRII-9-A through LRII-63-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-8-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

10             LRII-10-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-9-A               Uncertificated Lower-Tier II REMIC Pass-Through Rate

11             LRII-11-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-10-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

12             LRII-12-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-11-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

13             LRII-13-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-12-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

14             LRII-14-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

                                      -69-

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTEREST                             RATE
------------   -------------------------------------   --------------------------------------------------------

               LRII-1-A through LRII-13-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

15             LRII-15-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-14-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

16             LRII-16-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-15-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

17             LRII-17-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-16-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

18             LRII-18-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-17-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

19             LRII-19-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-18-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

20             LRII-20-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-19-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

21             LRII-21-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-20-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

22             LRII-22-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-21-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

23             LRII-23-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-22-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

24             LRII-24-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-23-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

25             LRII-25-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-24-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

26             LRII-26-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-25-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

27             LRII-27-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-26-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

                                      -70-

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTEREST                             RATE
------------   -------------------------------------   --------------------------------------------------------

28             LRII-28-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-27-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

29             LRII-29-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-28-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

30             LRII-30-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-29-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

31             LRII-31-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-30-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

32             LRII-32-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-31-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

33             LRII-33-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-32-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

34             LRII-34-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-33-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

35             LRII-35-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-34-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

36             LRII-36-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-35-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

37             LRII-37-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-36-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

38             LRII-38-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-37-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

39             LRII-39-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-38-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

40             LRII-40-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-39-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

41             LRII-41-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

                                      -71-

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTEREST                             RATE
------------   -------------------------------------   --------------------------------------------------------

               LRII-1-A through LRII-40-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

42             LRII-42-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-41-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

43             LRII-43-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-42-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

44             LRII-44-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-43-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

45             LRII-45-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-44-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

46             LRII-46-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-45-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

47             LRII-47-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-46-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

48             LRII-48-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-47-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

49             LRII-49-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-48-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

50             LRII-50-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-49-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

51             LRII-51-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-50-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

52             LRII-52-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-51-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

53             LRII-53-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-52-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

54             LRII-54-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-53-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

                                      -72-

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTEREST                             RATE
------------   -------------------------------------   --------------------------------------------------------

55             LRII-55-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-54-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

56             LRII-56-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-55-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

57             LRII-57-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-56-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

58             LRII-58-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-57-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

59             LRII-59-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-58-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

60             LRII-60-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-59-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

61             LRII-61-A through LRII-63-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-60-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

62             LRII-62-A and LRII-63-A                 2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-61-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

63             LRII-63-A                               2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                       Uncertificated Lower-Tier II REMIC Pass-Through Rate

               LRII-1-A through LRII-62-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

thereafter     LRII-1-A through LRII-63-A              Uncertificated Lower-Tier II REMIC Pass-Through Rate

     With respect to the Class MRII-IO Interest and (i) the first Distribution
Date through the 63rd Distribution Date, the excess, if any, of (x) the weighted average of the Uncertificated Lower-Tier II REMIC Pass-Through Rates for
Uncertificated Lower-Tier II Interests including the designation "A," over (y) 2 multiplied by Swap LIBOR (or 0.00% if there is no such excess) and (ii)
thereafter, 0.00%.

     Uncertificated Notional Amount: With respect to the Class MRII-IO Interest and each Distribution Date listed below, a notional amount equal to the aggregate Uncertificated Balance of the Uncertificated Lower-Tier II Interests
ending with the designation "A" listed below:

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTERESTS
------------   --------------------------------------
      1        LRII-1-A through LRII-63-A
      2        LRII-2-A through LRII-63-A

                                      -73-

DISTRIBUTION
    DATE       UNCERTIFICATED LOWER-TIER II INTERESTS
------------   --------------------------------------
      3        LRII-3-A through LRII-63-A
      4        LRII-4-A through LRII-63-A
      5        LRII-5-A through LRII-63-A
      6        LRII-6-A through LRII-63-A
      7        LRII-7-A through LRII-63-A
      8        LRII-8-A through LRII-63-A
      9        LRII-9-A through LRII-63-A
     10        LRII-10-A through LRII-63-A
     11        LRII-11-A through LRII-63-A
     12        LRII-12-A through LRII-63-A
     13        LRII-13-A through LRII-63-A
     14        LRII-14-A through LRII-63-A
     15        LRII-15-A through LRII-63-A
     16        LRII-16-A through LRII-63-A
     17        LRII-17-A through LRII-63-A
     18        LRII-18-A through LRII-63-A
     19        LRII-19-A through LRII-63-A
     20        LRII-20-A through LRII-63-A
     21        LRII-21-A through LRII-63-A
     22        LRII-22-A through LRII-63-A
     23        LRII-23-A through LRII-63-A
     24        LRII-24-A through LRII-63-A
     25        LRII-25-A through LRII-63-A
     26        LRII-26-A through LRII-63-A
     27        LRII-27-A through LRII-63-A
     28        LRII-28-A through LRII-63-A
     29        LRII-29-A through LRII-63-A
     30        LRII-30-A through LRII-63-A
     31        LRII-31-A through LRII-63-A
     32        LRII-32-A through LRII-63-A
     33        LRII-33-A through LRII-63-A
     34        LRII-34-A through LRII-63-A
     35        LRII-35-A through LRII-63-A
     36        LRII-36-A through LRII-63-A
     37        LRII-37-A through LRII-63-A
     38        LRII-38-A through LRII-63-A
     39        LRII-39-A through LRII-63-A
     40        LRII-40-A through LRII-63-A
     41        LRII-41-A through LRII-63-A
     42        LRII-42-A through LRII-63-A
     43        LRII-43-A through LRII-63-A
     44        LRII-44-A through LRII-63-A
     45        LRII-45-A through LRII-63-A
     46        LRII-46-A through LRII-63-A
     47        LRII-47-A through LRII-63-A
     48        LRII-48-A through LRII-63-A
     49        LRII-49-A through LRII-63-A
     50        LRII-50-A through LRII-63-A
     51        LRII-51-A through LRII-63-A
     52        LRII-52-A through LRII-63-A
     53        LRII-53-A through LRII-63-A
     54        LRII-54-A through LRII-63-A
     55        LRII-55-A through LRII-63-A
     56        LRII-56-A through LRII-63-A
     57        LRII-57-A through LRII-63-A
     58        LRII-58-A through LRII-63-A
     59        LRII-59-A through LRII-63-A
     60        LRII-60-A through LRII-63-A
     61        LRII-61-A through LRII-63-A
     62        LRII-62-A and LRII-63-A

                                      -74-

DISTRIBUTION
   DATE        UNCERTIFICATED LOWER-TIER II INTERESTS
------------   --------------------------------------
     63        LRII-63-A
 Thereafter    $0.00

     With respect to the Class Swap-IO Interest and any Distribution Date, an
amount equal to the Uncertificated Notional Amount of the Class MRII-IO
Interest.

     Uncertificated Shifting Interest Lower-Tier Interest: A regular interest in the Shifting Interest Lower-Tier REMIC which is held as an asset of the Shifting
Interest Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class 1-L Interest, Class 1-LS Interest,
Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS
Interest, Class 4-L Interest and Class 4-LS Interest are Uncertificated Shifting
Interest Lower-Tier Interests.

     Uncertificated Shifting Interest Lower-Tier REMIC Pass-Through Rate: With
respect to the Class 1-L Interest and the Class 1-LS Interest, the Net WAC for
the Group 1 Mortgage Loans. With respect to the Class 2-L Interest and the Class
2-LS Interest, the Net WAC for the Group 2 Mortgage Loans. With respect to the
Class 3-L Interest and the Class 3-LS Interest, the Net WAC for the Group 3
Mortgage Loans. With respect to the Class 4-L Interest and the Class 4-LS
Interest, the Net WAC for the Group 4 Mortgage Loans.

     Uncertificated Shifting Interest Middle-Tier Interests: The Uncertificated
Shifting Interest Middle-Tier Regular Interests and the SI-MR interest, which represents the sole class of residual interest in the Shifting Interest
Middle-Tier REMIC.

     Uncertificated Shifting Interest Middle-Tier Regular Interest: A regular interest in the Shifting Interest Middle-Tier REMIC which is held as an asset of the Shifting Interest Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class MRI-1-A-1 Interest, Class
MRI-1-A-R Interest, Class MRI-2-A-1 Interest, Class MRI-2-A-2 Interest, Class
MRI-3-A-1 Interest, Class MRI-3-A-2 Interest, Class MRI-4-A-1 Interest, Class
MRI-4-A-2 Interest, Class MRI-B-1 Interest, Class MRI-B-2 Interest, Class
MRI-B-3 Interest, Class MRI-B-4 Interest, Class MRI-B-5 Interest and Class
MRI-B-6 Interest are Uncertificated Shifting Interest Middle-Tier Regular
Interests.

     Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through Rate: With
respect to the Class MRI-1-A-1 Interest and Class MRI-1-A-R Interest, the
weighted average of the Class 1-L Interest and the Class 1-LS Interest. With
respect to the Class MRI-2-A-1 Interest and Class MRI-2-A-2 Interest, the
weighted average of the Class 2-L Interest and the Class 2-LS Interest. With
respect to the Class MRI-3-A-1 Interest and Class MRI-3-A-2 Interest, the
weighted average of the Class 3-L Interest and the Class 3-LS Interest. With
respect to the Class MRI-4-A-1 Interest and Class MRI-4-A-2 Interest, the
weighted average of the Class 4-L Interest and the Class 4-LS Interest. With
respect to the Class MRI-B-1 Interest, Class MRI-B-2 Interest, Class MRI-B-3
Interest, Class MRI-B-4 Interest, Class MRI-B-5 Interest and Class MRI-B-6
Interest, the weighted average of the Class 1-LS Interest, the Class 2-LS
Interest, the Class 3-LS Interest and the Class 4-LS Interest.

     Undercollateralized Amount: As defined in Section 5.02(b)(vii).

     Undercollateralized Group: As defined in Section 5.02(b)(vii).

                                      -75-

     Underwriter's Exemption: An exemption listed in footnote 1 of, and as amended by, Prohibited Transaction Exemption 2002-41, 67 Fed Reg 54487 (August
22, 2002) and any successor exemption.

     Unpaid Realized Loss Amount: For the Class 5-A-2 Certificates, Class 6-A-2
Certificates and any Class of Mezzanine Certificates and as to any Distribution
Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Recoveries allocated to such Class, (b) the aggregate
Realized Loss Amortization Amounts with respect to such Class for all prior
Distribution Dates and (c) the cumulative amount of Unpaid Realized Loss Amounts reimbursed to such class for all prior Distribution Dates from the Supplemental
Interest Trust.

     Upper-Tier II Interests: The Uncertificated Upper-Tier II Regular Interests
and the II-UR interest, which represents the sole class of residual interest in the Upper-Tier II REMIC.

     Upper-Tier II Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Securities Administrator pursuant to Section 3.09(h).

     Upper-Tier II Regular Interest: Any of the regular interests in the
Upper-Tier II REMIC listed in the Preliminary Statement, the ownership of which is represented, in part, by the Overcollateralized Certificates and the Class
Swap-IO Interest.

     Upper-Tier II REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Middle-Tier II Interests and such amounts as shall be deemed held in the Upper-Tier II Certificate Sub-Account.

     Upper-Tier II REMIC Net WAC Rate: For federal income tax purposes, for any
Distribution Date with respect to the Uncertificated Upper-Tier II Regular
Interests, the ownership of which is represented by the Offered
Overcollateralized Certificates, the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the
Uncertificated Middle-Tier II Pass-Through Rate on the Uncertificated
Middle-Tier II Regular Interests (other than the Class MRII-IO Interest), weighted on the basis of the Uncertificated Balance of each such Uncertificated
Middle-Tier II Regular Interests.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

                                      -76-

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 95%
of all Voting Rights shall be allocated to the Holders of the Senior
Certificates (other than the Class 1-A-R, Class 3-A-3 and Class 4-A-3
Certificates), the Class B Certificates and the Mezzanine Certificates in
proportion to the Certificate Balances of their respective Certificates, (b) 1%
of all Voting Rights shall be allocated to the Holders of the Class 3-A-3
Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 4-A-3 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holder of the Class 1-A-R Certificates, (e) 1% of all Voting Rights shall be allocated to the Holder of the Class CE Certificate and (f) 1% of all Voting
Rights shall be allocated to the Holder of the Class P Certificate.

     Wells Fargo: Wells Fargo Bank, N.A., in its capacity as Servicer under the
Wells Fargo Servicing Agreement.

     Wells Fargo Servicing Agreement: Collectively, (i) that certain Second
Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between BANA, as purchaser, and Wells Fargo, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan
Purchase Agreement, dated as of May 1, 2006, by and between BANA, as purchaser, and Wells Fargo, as seller, (iii) certain Assignment and Conveyance Agreements
(2006-W41 and 2006-W42), each dated May 25, 2006, by and between BANA and Wells
Fargo, (iv) certain Assignment and Conveyance Agreements (2006-W49 and
2006-W50), each dated June 16, 2006, by and between BANA and Wells Fargo, (v)
certain Assignment and Conveyance Agreements (2006-W52, 2006-W53 and 2006-W54),
each dated June 22, 2006, by and between BANA and Wells Fargo, and (vi) certain
Assignment and Conveyance Agreements (2006-W46, 2006-W47 and 2006-W48), each dated June 28, 2006, by and between BANA and Wells Fargo and (vii) the
Assignment, Assumption and Recognition Agreement, dated September 29, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo.

     Section 1.02 Interest Calculations.

     All calculations of interest with respect to the Shifting Interest
Certificates and the Class CE Certificates will be made on a 360-day year consisting of twelve (12) 30-day months. All calculations of interest with respect to the Offered Overcollateralized Certificates will be made on a 360-day year consisting of twelve (12) months, each of which has the actual number of days in such month. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the

                                      -77-

benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage
Files, including all interest and principal received on or with respect to the
Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the BANA Servicing Agreement and under the Mortgage Loan Purchase
Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing Agreements (other than the
BANA Servicing Agreement). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the
Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home
Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan
Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home
Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan
Practices Act, effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
     Association, as trustee for holders of Banc of America Funding Corporation
     Mortgage Pass-Through Certificates, Series 2006-H, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note)
     and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

          (ii) except as provided below and other than with respect to the
     Mortgage Loans purchased by the Sponsor from Wells Fargo, the original recorded Mortgage with evidence of a recording thereon, or if any such
     Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded
     Mortgage, a copy of such Mortgage certified by the applicable Servicer
     (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
     trustee for the holders of Banc of America Funding Corporation Mortgage
     Pass-Through Certificates, Series 2006-H" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo, originals of all interim recorded assignments of such

                                      -78-

     mortgage or a copy of such interim assignment certified by the applicable
     Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage
     (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);
     provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage
     Electronic Registration Systems, Inc. ("MERS") or its designee, no
     Assignment of Mortgage in favor of the ---- Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) other than with respect to the Mortgage Loans purchased by the
     Sponsor from Wells Fargo, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

          (vi) the original of any guarantee executed in connection with the
     Mortgage Note;

          (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo), the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

                                      -79-

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related
Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2)
any other documents required to be delivered by the Depositor, or the applicable
Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may
be. In the event that the

                                      -80-

original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     Upon discovery by the Depositor or notice from Wells Fargo, the Master
Servicer, the Securities Administrator or Trustee that a Document Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee or such
Custodian) of the following additional documents or instruments to the Mortgage
File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Trustee or a
Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

          (1) other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the
Mortgage to which the assignment relates);

          (2) the original or a certified copy of the lender's title insurance policy;

          (3) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

          (4) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

                                      -81-

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.
The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account (or, in the case of Opteum, for deposit in the Investment
Account) the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

     Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.

     Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate

                                      -82-

delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the
Trustee shall deliver or cause a Custodian to deliver to the Depositor, the
Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit K (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor, the Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit L (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such
Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such review, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the
Master Servicer, the Trustee, a Custodian, the NIMS Insurer or the Securities
Administrator discovers a breach by a Servicer, the Sponsor or the Depositor of any representation, warranty or covenant under the Servicing Agreements, the
Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Master Servicer, the Sponsor, such
Servicer, the Securities Administrator, the Trustee, the NIMS Insurer and the
Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer, the Sponsor or the Depositor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Depositor, the Sponsor or the applicable Servicer, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's, the Sponsor's or the
Depositor's obligation, as the case may be, under the applicable Servicing
Agreement, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, and cause the applicable Servicer, the Sponsor or the Depositor, as the case may be, to either (a) substitute for the related Mortgage Loan a Substitute
Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the
Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the
Mortgage Loan not to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code.

                                      -83-

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of either the
Trustee, the Securities Administrator or the Trust Estate, addressed to the
Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

     It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the
Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer or the Sponsor, the Trustee, on behalf of the
Trust, shall enforce the rights of the Trust under the Servicing Agreements, the
Mortgage Loan Purchase Agreement and this Agreement for the benefit of the
Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a
Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the
Depositor, the Master Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses (k) or (o)
of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage Loan
Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any
Reimbursement Amount, the obligation of a Servicer, the Sponsor or the Depositor to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

                                      -84-

     With respect to the representations and warranties relating to the Mortgage
Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer, the NIMS Insurer or the
Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the
Certificateholders in the related Mortgage Loan then, notwithstanding the
Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase
Agreement.

     The representations and warranties of each Servicer with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such
Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement, without regard to whether such Servicer fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan the applicable Servicer, the
Sponsor or the Depositor, as the case may be, shall deliver to the Trustee (or a
Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage
Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the
Monthly Payment due for such

                                      -85-

month on any Defective Mortgage Loan for which the Depositor, the Sponsor or a
Servicer has substituted a Substitute Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee, the NIMS Insurer and any
Custodian. Upon such substitution of a Mortgage Loan by the Depositor, the
Sponsor or a Servicer, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan
Purchase Agreement and the applicable Servicer shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account (or, in the case of Opteum, deposit to the Investment Account) of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for
Release, the Trustee shall release, or shall direct a Custodian to release, the
Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such Person or its designee to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor, the Sponsor or a Servicer substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such
Substitute Mortgage Loans substituted by such Person in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such
Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master Servicer Custodial Account (or, in the case of Opteum, for deposit to the Investment Account) on or before the 18th day (or, in the case of Opteum, the 19th day) of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine

                                      -86-

that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any
Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

     Section 2.03 Representations, Warranties and Covenants of the Master
Servicer.

     The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator, the NIMS Insurer and
the Trustee, as of the Closing Date:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the
     United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a
     Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the
     Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the
     Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master
     Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this
     Agreement valid and binding upon the Master Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the
     Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this
     Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is

                                      -87-

     subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master
     Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the
     Master Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the
Certificateholders.

     Section 2.04 Representations and Warranties of the Depositor as to the
Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee and the NIMS
Insurer with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the
Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.
     The Mortgage Loans were not assigned or pledged by the Depositor and the
     Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the
     Trust.

          (iii) As of the Closing Date, the Depositor has not transferred the
     Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          (iv) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation section 1.860G-2.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

                                      -88-

     Upon discovery by any of the Depositor, the Master Servicer, the Securities
Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach")
and that such breach materially and adversely affects the interests of the
Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that a breach of the representation that each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial
Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on
behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section 2.05 Designation of Interests in the REMICs.

     The Depositor hereby designates the Classes of Shifting Interest
Certificates (other than the Class 1-A-R Certificate) as "regular interests" and the Class SI-UR Interest as the single class of "residual interest" in the
Shifting Interest Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively. The Depositor hereby further designates (i) the
Uncertificated Shifting Interest Middle-Tier Regular Interests as classes of
"regular interests" and the Class SI-MR Interest as the single class of
"residual interest" in the Shifting Interest Middle-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively, and (ii) the
Uncertificated Shifting Interest Lower-Tier Regular Interests as classes of
"regular interests" and the Class SI-LR Interest as the single class of
"residual interest" in the Shifting Interest Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

     The Depositor hereby designates the Upper-Tier II Regular Interests as
"regular interests" and the Class II-UR Interest as the single class of
"residual interest" in the Upper-Tier II REMIC for purposes of Code Section
860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates
(i) the Uncertificated Middle-Tier II Regular Interests as classes of "regular interests" and the Class II-MR Interest as the single class of "residual interest" in the Middle-Tier II REMIC for purposes of Code Section 860G(a)(1)
and 860G(a)(2), respectively and (ii) the Uncertificated Lower-Tier II Regular
Interests as classes of "regular interests" and the Class II-LR Interest as the single class of "residual interest" in the Lower-Tier II REMIC for purposes of
Code Section 860G(a)(1) and 860G(a)(2), respectively.

                                      -89-

     Section 2.06 Designation of Start-up Day.

     The Closing Date is hereby designated as the "start-up day" of each of the
Shifting Interest Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the
Shifting Interest Lower-Tier REMIC, the Upper-Tier II REMIC, the Middle-Tier II
REMIC and the Lower-Tier II REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date.

     Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" of the regular interests in the Shifting Interest Upper-Tier REMIC, the Shifting Interest
Middle-Tier REMIC and the Shifting Interest Lower-Tier REMIC is the Distribution
Date immediately following the maturity date for the Shifting Interest Mortgage
Loan with the latest maturity date.

     Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier II REMIC, the Middle-Tier II REMIC and the
Lower-Tier II REMIC is the Distribution Date immediately following the maturity date for the OC Mortgage Loan with the latest maturity date.

     Section 2.08 Execution and Delivery of Certificates.

     The Securities Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Shifting Interest Lower-Tier Interests
on behalf of the Shifting Interest Middle-Tier REMIC and the Shifting Interest
Certificateholders and that it holds the Uncertificated Shifting Interest
Middle-Tier Interests on behalf of the Shifting Interest Upper-Tier REMIC and the Shifting Interest Certificateholders, (ii) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier II Interests on behalf of the Middle-Tier II REMIC and the Overcollateralized Certificateholders
and that it holds the Uncertificated Middle-Tier II Interests on behalf of the
Upper-Tier II REMIC and the Overcollateralized Certificateholders, and (iii) has
executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Uncertificated Shifting Interest Lower-Tier Interests,
Uncertificated Shifting Interest Middle-Tier Interests, Uncertificated
Lower-Tier II Interests and Uncertificated Middle-Tier II Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Class Swap-IO Interest, the Uncertificated Shifting Interest
Lower-Tier Interests, the Uncertificated Shifting Interest Middle-Tier
Interests, the Uncertificated Lower-Tier II Interests and the Uncertificated
Middle-Tier II Interests, evidence ownership of the entire Trust Estate. The
Securities Administrator acknowledges the obligation of the Class CE
Certificates to pay Rate Cap Carryover Amounts and declares that it holds the same on behalf of the Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class
M-8 Certificates, respectively, which shall be treated as beneficially owning the right to receive the Rate Cap Carryover Amounts. The Securities
Administrator also acknowledges the obligation of the Offered Overcollateralized
Certificates and the Class CE Certificates to pay the Class IO Distribution
Amount.

                                      -90-

     Section 2.09 Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-H Trust" and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

     Section 2.10 Purpose and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

     (c) to make payments on the Certificates;

     (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities.
Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

     Section 2.11 Rights of the NIMS Insurer.

     Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payments on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 in the case of clause (ii) below) during the period of time, if any, that (a) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

                                      -91-

                                  ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Master Servicing of the Mortgage Loans.

     For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures.
Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each
Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement.
The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the
Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer Custodial Account (or, in
the case of Opteum, to the Investment Account) pursuant to the applicable
Servicing Agreements.

     Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     The relationship of the Master Servicer (and of any successor to the Master
Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02 Monitoring of Servicers.

     (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each
Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its
Servicing Agreement, or

                                      -92-

that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator, the NIMS Insurer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

     (b) The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer (except, in the case of the Wells Fargo Servicing Agreement, the
Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing
Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related
Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

     (c) To the extent that the costs and expenses of the Master Servicer or the
Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master
Servicer or the Trustee, as applicable, with respect to any Servicing Agreement
(including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer under the related Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor
Servicer to service the Mortgage Loans in accordance with the related Servicing
Agreement) are not fully and timely reimbursed by the terminated Servicer, the
Master Servicer (except in the case of the termination of Wells Fargo as a
Servicer) or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the
Master Servicer Custodial Account.

                                      -93-

     (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

     (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (f) Subject to the conditions set forth in this Section 3.02(f), the Master
Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the same extent as if such Servicing Function Participant were the
Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable
Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

     The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section
3.02(f), Section 3.20, Section 3.21 or Section 3.22.

     Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

     The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as Master Servicer hereunder. These policies must insure the Master
Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the
Master Servicer from its duties and obligations as set forth in this Agreement.
The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae
Servicing

                                      -94-

Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as
amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     Section 3.04 Access to Certain Documentation.

     The Master Servicer shall provide, and the Master Servicer shall cause each
Servicer to provide in accordance with the related Servicing Agreement, to the
OCC, the OTS, the FDIC and to comparable regulatory authorities supervising
Holders of Certificates and the examiners and supervisory agents of the OCC, the
OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer. Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the Master Servicer or the related Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims.

     (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary
Mortgage Insurance Policy of any loss which, but for the actions of the Master
Servicer or such Servicer, would have been covered thereunder. The Master
Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial

                                      -95-

Account (or, in the case of Opteum, in the Investment Account), subject to withdrawal pursuant to Section 3.11.

     Section 3.06 Rights of the Depositor, the Securities Administrator and the
Trustee in Respect of the Master Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the
Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities
Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and the
Securities Administrator, the Trustee or the Depositor shall not be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

     Section 3.07 Trustee to Act as Master Servicer.

     (a) In the event the Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master
Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections
7.02 and 8.05.

     (b) The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account, the
Investment Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as Master Servicer hereunder to the assuming party. The
Trustee shall be entitled to be reimbursed from the predecessor Master Servicer
(or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all Master Servicing Transfer Costs.

     Section 3.08 Servicer Custodial Accounts and Escrow Accounts.

     (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including
Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and
Advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The

                                      -96-

Master Servicer is hereby authorized to make withdrawals from and deposits to the related Servicer Custodial Account for purposes required or permitted by this Agreement.

     (b) The Master Servicer shall also enforce the obligation of each Servicer to establish and maintain a Buy-Down Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a Mortgage
Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related
Servicing Agreement) of receipt thereof. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for purposes required or permitted by this Agreement. In addition, the Master
Servicer shall enforce the obligation of each Servicer to withdraw from the
Buy-Down Account and deposit in immediately available funds in the Servicer
Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

     (c) To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

     Section 3.09 Collection of Mortgage Loan Payments; Master Servicer
Custodial Account, Investment Account, Certificate Account, Rate Cap Carryover
Reserve Account and Interest Rate Floor Account.

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing
Agreement.

     (b) The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of twelve sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no
longer the same Person as, or an Affiliate of, the Master Servicer, the Business
Day preceding each Distribution Date) all amounts on deposit in the Master
Servicer Custodial Account for distribution to Certificateholders.

     (c) The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

                                      -97-

     The Master Servicer shall establish and maintain the Investment Account, which shall be an Eligible Account. The Master Servicer shall, promptly upon receipt, deposit in the Investment Account and retain therein any amounts which are required to be deposited in the Investment Account by the Master Servicer.

     (d) On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited (x) in the Master Servicer Custodial Account the following payments and collections remitted to the Master Servicer by each Servicer other than Opteum from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the Master Servicer in respect of the related Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the related Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder or (y) in the Investment Account the following payments and collections remitted to the Master Servicer by Opteum from its Servicer
Custodial Account pursuant to the Opteum Servicing Agreement or otherwise or received by the Master Servicer in respect of the related Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal of the related Mortgage
     Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the related Mortgage
     Loans, net of the related Administrative Fee;

          (iii) (A) all related Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any
     Insurance Proceeds released from an Escrow Account;

          (iv) (A) in the case of the Master Servicer Custodial Account, any amount required to be deposited by the Master Servicer pursuant to Section
     3.09(e) in connection with any losses on Permitted Investments with respect to the Master Servicer Custodial Account and (B) in the case of the
     Investment Account, any amount required to be deposited by Opteum pursuant to Section 3.09(e) in connection with any losses on Permitted Investments with respect to the Investment Account;

          (v) any amounts relating to REO Property required to be remitted by the applicable Servicer;

          (vi) Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section
     8.01) and any Compensating Interest paid by the applicable Servicer pursuant to the related Servicing Agreement;

                                      -98-

          (vii) all related Purchase Prices, all related Substitution Adjustment
     Amounts and all related Reimbursement Amounts to the extent received by the
     Master Servicer;

          (viii) any related Recoveries;

          (ix) all Prepayment Charges collected by Opteum in connection with the voluntary Principal Prepayment in full of any related Mortgage Loan;

          (x) any related Buy-Down Funds required to be deposited pursuant to
     Section 3.08; and

          (xi) any other amounts required to be deposited hereunder.

If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer Custodial Account or Investment Account, as applicable, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer
Custodial Account or Investment Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this
Agreement or withdrawn in accordance with Section 3.11.

     (e) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by Opteum in
Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted
Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted
Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All Master Servicer Custodial Account Reinvestment Income
shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master Servicer Custodial
Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master
Servicer Custodial Account.

     Each institution at which the Investment Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted
Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All Invesment Account Reinvestment Income shall be for the benefit of Opteum as part of its servicing compensation and shall be remitted to
Opteum monthly as provided herein. The amount of any losses realized in the
Investment Account incurred in any such account in respect of any such investments shall promptly be remitted by Opteum from its own funds to the
Master Servicer for deposit to the Investment Account.

                                      -99-

     (f) Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds to the Certificate Account.

     (g) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account or the Investment Account not
later than 30 days after and not more that 45 days prior to any change thereof.
The Securities Administrator shall give notice to the Depositor, the Trustee, the Master Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the
Certificate Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit F.

     (h) The Securities Administrator shall designate each of the Lower-Tier II
Certificate Sub-Account, the Middle-Tier II Certificate Sub-Account, the
Upper-Tier II Certificate Sub-Account, the Shifting Interest Lower-Tier
Certificate Sub-Account, the Shifting Interest Middle-Tier Certificate
Sub-Account and the Shifting Interest Upper-Tier Certificate Sub-Account as a
sub-account of the Certificate Account.

          (i) On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities Administrator
     shall (A) from funds available on deposit in the Certificate Account, be deemed to deposit into the Shifting Interest Lower-Tier Certificate
     Sub-Account, all funds deemed on deposit in the Loan Group 1 Sub-Account, the Loan Group 2 Sub-Account, the Loan Group 3 Sub-Account and the Loan
     Group 4 Sub-Account; (B) immediately thereafter, be deemed to deposit into the Shifting Interest Middle-Tier Certificate Sub-Account, the Shifting
     Interest Lower-Tier Distribution Amount; and (C) immediately thereafter, be deemed to deposit into the Shifting Interest Upper-Tier Certificate
     Sub-Account, the Shifting Interest Middle-Tier Distribution Amount.

          (ii) On each Distribution Date (other than the Final Distribution
     Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities
     Administrator shall (A) from funds available on deposit in the Certificate
     Account, be deemed to deposit into the Lower-Tier II Certificate
     Sub-Account, all funds deemed on deposit in Loan Group 5 Sub-Account and the Loan Group 6 Sub-Account; (B) immediately thereafter, be deemed to deposit into the Middle-Tier II Certificate Sub-Account, the Lower-Tier II
     Distribution Amount; and (C) immediately

                                      -100-

     thereafter, be deemed to deposit into the Upper-Tier II Certificate
     Sub-Account, the Middle-Tier II Distribution Amount.

     (i) No later than the Closing Date, the Securities Administrator shall establish and maintain the Rate Cap Carryover Reserve Account. On each
Distribution Date as to which there is a Rate Cap Carryover Amount payable to the Offered Overcollateralized Certificates, the Securities Administrator has
been directed by the Holders of the Class CE Certificates to, and therefore will, deposit into the Rate Cap Carryover Reserve Account the amounts described in Section 5.03(c)(i)(BB), rather than distributing such amounts to the Holders of the Class CE Certificates. Upon receipt of any payments from Interest Rate
Cap Agreement, the Securities Administrator shall deposit such amounts into the
Rate Cap Carryover Reserve Account for payment first to the Class 5-A-1
Certificates in respect of Rate Cap Carryover Amounts and then to the extent of any remaining amounts, to the Class CE Certificates.

     For federal and state income tax purposes, the Holders of the Class CE
Certificates will be deemed to be the owners of the Rate Cap Carryover Reserve
Account and all amounts deposited into the Rate Cap Carryover Reserve Account shall be treated as amounts distributed by the Upper-Tier II REMIC with respect to the Class CE Upper-Tier II Regular Interest. Upon a termination relating to the Overcollateralized Certificates pursuant to Section 10.01 or the payment in full of the Offered Overcollateralized Certificates, all amounts remaining on deposit in the Rate Cap Carryover Reserve Account will be released by the Trust
Estate and distributed to the Holders of the Class CE Certificates or their designees. The Rate Cap Carryover Reserve Account will be part of the Trust
Estate but not part of any REMIC created hereunder and any payments to the
Holders of the Offered Overcollateralized Certificates of Rate Cap Carryover
Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The Rate Cap Carryover Reserve
Account is an "outside reserve fund" within the meaning of Treasury Regulation
Section 1.860G-2(h).

     By accepting a Class CE Certificate, each Holder of a Class CE Certificate hereby agrees to direct the Securities Administrator, and the Securities
Administrator hereby is directed, to deposit into the Rate Cap Carryover Reserve
Account the amounts described above on each Distribution Date as to which there is any Rate Cap Carryover Amount rather than distributing such amounts to the
Holders of the Class CE Certificates. By accepting a Class CE Certificate, each
Holder of a Class CE Certificate further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance. Amounts held in the Rate Cap Carryover Reserve
Account shall be held uninvested.

     For federal tax return and information reporting, the value of the right of the Holders of the Offered Overcollateralized Certificates to receive payments from the Rate Cap Carryover Reserve Account in respect of any Rate Cap Carryover
Amount shall be de minimis.

     (j) No later than the Closing Date, the Securities Administrator shall establish and maintain the Interest Rate Floor Account. Upon receipt of any payments from Interest Rate Floor Agreement, the Securities Administrator shall deposit such amounts into the Interest Rate Floor Account. On each such
Distribution Date, the Securities Administrator shall hold all such amounts for the benefit of the Holders of the Offered Overcollateralized Certificates, and
will distribute such amounts on each Distribution Date, beginning on the
Distribution Date in March

                                      -101-

2012, to the Holders of the Offered Overcollateralized Certificates in the
amounts and priorities set forth in Sections 5.02(b) only to the extent necessary to restore the applicable Targeted Overcollateralization Amount for such Distribution Date. Any remaining amount in the Interest Rate Floor Account will be distributed to Banc of America Securities LLC immediately after the
Distribution Date in September 2012.

     Section 3.10 Access to Certain Documentation and Information Regarding the
Mortgage Loans.

     The Master Servicer shall afford and shall enforce the obligation of the
Servicers to afford the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

     Section 3.11 Permitted Withdrawals from the Certificate Account, the Master
Servicer Custodial Account and the Investment Account.

     (a) The Securities Administrator shall withdraw funds from the Certificate
Account for distributions to Certificateholders in the manner specified in this
Agreement. In addition, the Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account or the Investment Account
for the following purposes:

          (i) to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the
     Servicing Agreements and to pay itself any Master Servicer Custodial
     Account Reinvestment Income;

          (ii) to pay to the Securities Administrator and the Trustee any
     amounts due to the Securities Administrator and the Trustee under this
     Agreement (including, but not limited to, all amounts provided for under
     Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

          (iii) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for unreimbursed Advances made pursuant to the related Servicing
     Agreement (or in the case of itself or the Trustee, pursuant to Section
     3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
     Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

          (iv) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
     Loan(s) in respect of which such Nonrecoverable Advance

                                      -102-

     was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (of, if applicable, the Master Servicer or the
     Trustee);

          (v) to reimburse the Servicers for Insured Expenses from the related
     Insurance Proceeds;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or
     REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vii) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

          (viii) to withdraw any amount deposited in the Master Servicer
     Custodial Account or Investment Account and not required to be deposited therein; and

          (ix) to clear and terminate the Master Servicer Custodial Account or
     Investment Account upon termination of this Agreement pursuant to Section
     10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

     (b) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Shifting Interest Upper-Tier Certificate
Sub-Account shall be used to make payments on the Shifting Interest Upper-Tier
Interests as provided in Sections 5.01 and 5.02, and funds on deposit in the
Certificate Account and deemed to be on deposit in the Upper-Tier II Certificate
Sub-Account shall be used to make payments on the Upper-Tier II Interests as provided in Sections 5.01 and 5.03. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

     Section 3.12 Maintenance of Hazard Insurance and Other Insurance.

     (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing
Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property

                                      -103-

acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master
Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable
Servicing Agreement) shall be deposited into the Master Servicer Custodial
Account (or, in the case of Opteum, into the Investment Account), subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master
Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the
Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.08 and 3.09.

     Section 3.13 Presentment of Claims and Collection of Proceeds.

     The Master Servicer shall (to the extent provided in the applicable
Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance
Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master
Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the
Master Servicer Custodial Account (or, in the case of Opteum, in the Investment
Account) upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

     To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master
Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property.

     (a) The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage
Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

                                      -104-

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO
Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.
Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any
Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust
(such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of
Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any
Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

     (c) The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account (or, in the case of Opteum, into the
Investment Account).

                                      -105-

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged
Property under Section 860G(c) of the Code or otherwise, unless the Master
Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Securities Administrator agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section
871(h)(3)(B) or a "controlled foreign corporation" described in Code Section
881(c)(3)(C) with respect to the Trust or the Depositor. In the event the
Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

     Section 3.16 Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Master
Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, a Custodian) by delivering, or causing to be delivered, two copies
(one of which will be returned to the related Servicer with the Mortgage File)
of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7) Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related Servicer's direction execute and deliver to the Master Servicer or the related Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the
Mortgage relating to the Mortgage Loan, in each case provided by the Master
Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable
Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of

                                      -106-

satisfaction or deed of reconveyance shall be chargeable to the related
Mortgagor of the Mortgage Loan.

     From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release signed by a Master Servicing
Officer or a Servicing Officer, release the Mortgage File within seven (7)
Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable
Servicer shall cause the Mortgage Files so released to be returned to the
Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the
Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.17 Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee.

     Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the
Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as
Liquidation Proceeds, Recoveries or Insurance Proceeds in respect of any
Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any
Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account, the Investment Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, the

                                      -107-

Investment Account, any Servicer Custodial Account, the Certificate Account or
any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the
Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.18 Master Servicer Compensation.

     As compensation for its services hereunder, the Master Servicer shall be entitled to additional compensation in the form of the Master Servicer Custodial
Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Section 3.19 Advances.

     The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable Servicing Agreement. A
Servicer shall be entitled to be reimbursed from the applicable Servicer
Custodial Account for all Advances of its own funds made pursuant to the related
Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities Administrator of the amount of the Periodic Advance to be made by a Servicer no later than the related
Remittance Date. If a Servicer fails to make any required Periodic Advance pursuant to the related Servicing Agreement, the Master Servicer shall (i)
unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such
Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this
Section 3.19, the Master Servicer shall immediately, and in no event later than
5:00 P.M. New York time on the last Business Day preceding the related
Distribution Date, give written notice thereof to the Trustee, the Securities
Administrator and the Depositor.

     Section 3.20 Annual Statement as to Compliance.

     (a) Each of the Master Servicer and the Securities Administrator shall deliver, and shall cause any Additional Servicer engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator (and
the Securities Administrator will forward to the Trustee and each Rating
Agency), no later than March 15th of each calendar year beginning in 2007, an
Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section 3.20(b), a "Compliance Statement"), signed by an officer of

                                      -108-

such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional Servicer has been made under such officers'
supervision and (b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on their use. The obligations of the
Master Servicer and the Securities Administrator under this Section apply to each entity that acted as Master Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities Administrator at the time such Compliance
Statement is required to be delivered.

     (b) In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an
Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

     Section 3.21 Assessments of Compliance and Attestation Reports.

     (a) Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall deliver, and shall cause each
Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator on or before March
15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section
3.21(c), an "Assessment of Compliance") that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing
Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section
3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward

                                      -109-

to the Depositor and the Securities Administrator the name of each Servicing
Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing
Function Participant. When the Master Servicer, the Securities Administrator and
the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Depositor and the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing Function Participant engaged by it.

     Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit N and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing
Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (b) Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator,
the Custodian or such other Servicing Function Participants, as the case may be)
and that is a member of the American Institute of Certified Public Accountants
to furnish a report (each, together with such similar report delivered by each
Servicer as described in Section 3.21(c), an "Attestation Report") to the
Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the
Depositor's registration statement on Form S-3 relating to the Offered
Certificates and the Form 10-K for the Trust.

     Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.
None of the Master Servicer, the Securities

                                      -110-

Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing
Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (c) The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers
with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

     (d) In the event the Master Servicer, the Custodian or the Securities
Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function
Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the
Securities Administrator was subject to this Agreement.

     Section 3.22 Reports to the Commission.

     (a) The Securities Administrator and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master
Servicer shall sign such Forms on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

     (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit O hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

                                      -111-

     As set forth on Exhibit O hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit O shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional
Disclosure Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities
Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the
Securities Administrator in connection with including any Additional Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the Securities Administrator shall forward such Form 10-D to the Depositor for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities
Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form
10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.22(h)(ii). Form 10-D requires the registrant to indicate (by checking
"yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The
Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be "no." The
Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than
1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
Each party to this Agreement acknowledges that the performance by the Master
Servicer and Securities Administrator of its duties under this Section 3.22(b)
related to the timely preparation, arrangement for execution and filing of Form
10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing Function
Participant strictly observing deadlines no later than those

                                      -112-

set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form
10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the
Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

          (i) a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each, a "Reporting Servicer") as described under Section 3.20;

          (ii) (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting
     Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the
     Securities Administrator, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation
     Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

          (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
     Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

          (iv) a Sarbanes-Oxley Certification, as described in Section 3.22(e).

     Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit P to the Depositor and the
Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have

                                      -113-

no duty or liability for any failure hereunder to determine or prepare any
Additional Form 10-K Disclosure, except as set forth in this Section 3.22(d).

     As set forth on Exhibit P hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties described in Exhibit P shall be required to provide to the
Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any
Additional Form 10-K Disclosure, together with an Additional Disclosure
Notification in the form attached hereto as Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities
Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit P of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the
Securities Administrator in connection with including any Additional Form 10-K
Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for
review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the
Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities
Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be "no." The
Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than
1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
The parties to this Agreement acknowledge that the performance by the Master
Servicer and the Securities Administrator of its duties under this Section
3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section
3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the
Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are

                                      -114-

applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Additional Form 10-K Disclosure, any Compliance
Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing
Function Participant needed to prepare, arrange for execution or file such Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the
Certificates ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit Q hereto to the Depositor and the Securities
Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
8-K Disclosure Information, or any Form 8-K, except as set forth in this Section
3.22(d).

     As set forth on Exhibit Q hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties described in Exhibit Q shall be required to provide to the Securities
Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Form
8-K Disclosure Information, if applicable, together with an Additional
Disclosure Notification in the form attached hereto as Exhibit S and (ii) the
Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Securities
Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit Q of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for
review. No later than the close of business New York City time on the 3rd
Business Day after the Reportable Event, the Depositor shall notify the
Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in

                                      -115-

final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Promptly (but no later than 1
Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form
8-K prepared and filed by the Securities Administrator. The signing party at the
Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities
Administrator of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the related Servicing
Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form
8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator (if the Securities Administrator is not the same entity as the
Master Servicer) shall provide, and shall cause any Servicing Function
Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley
Certification (the "Certifying Person"), by March 15th of each year in which the
Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in
Section 3.22(f), a "Back-up Certification"), in the form attached hereto as
Exhibit R, upon which the Certifying Person, the entity for which the Certifying
Person acts as an officer, and such entity's officers, directors and Affiliates
(collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the
Trust. Such officer of the Certifying Person can be contacted by email at
cts.sec.notifications@wellsfargo.com. In the event the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section
3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same
Person and the Master Servicer

                                      -116-

is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any
Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial Agreement.

     (f) Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up Certification required pursuant to each of the Servicing Agreements.

     (g) Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (h) (i) The obligations set forth in paragraphs (a) through (h) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the
Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the
Certificate Registrar determines that the number of Certificateholders of the
Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the
Exchange Act, it shall promptly notify the Securities Administrator and the
Securities Administrator shall recommence preparing and filing reports on Form
8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this
Section.

          (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form
     8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately electronically notify the Depositor and the Master Servicer of such inability to make a timely filing with the Commission. In the case of Form 10-D and Form 10-K, the Securities Administrator, the Master Servicer, the Trustee and the
     Depositor will cooperate to prepare and file a Form 12b-25 and a Form
     10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the
     Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed
     Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any
     Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K
     Disclosure or Form 8-K Disclosure Information, the Securities Administrator
     will notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will

                                      -117-

     cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A.
     Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities
     Administrator of its duties under this Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form
     12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section 3.22(h).
     Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K,
     Form 10-D or Form 10-K, where such failure results from the Securities
     Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (i) Notwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

     Section 4.01 Master Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business
Day), the Master Servicer shall deliver to the Securities Administrator, a
Master Servicer's Certificate based solely on the information provided by the
Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer setting forth the information necessary in order for the Securities
Administrator to perform its obligations under this Agreement. The Securities
Administrator may conclusively rely upon the information contained in a Master
Servicer's Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                   ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

     Section 5.01 Distributions.

     On each Distribution Date, based solely on the information in the Master
Servicer's Certificate, the Securities Administrator shall distribute or be deemed to distribute out of the

                                      -118-

Certificate Account, the Lower-Tier II Certificate Sub-Account, the Middle-Tier
II Certificate Sub-Account, the Upper-Tier II Certificate Sub-Account, the
Shifting Interest Lower-Tier Certificate Sub-Account, the Shifting Interest
Middle-Tier Certificate Sub-Account or the Shifting Interest Upper-Tier
Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02 or 5.03, as applicable.

     None of the Holders of any Class of Certificates, the Depositor, the Master
Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02 Priorities of Distributions on the Shifting Interest
Certificates.

     (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the
Securities Administrator and the Trustee pursuant to Section 3.09(e) and (f) and
Section 3.11 and shall pay such funds to itself, the Master Servicer and the
Trustee, as applicable, and (2) based solely on the information contained in the
Master Servicer's Certificate, the Pool Distribution Amount (after the payment of the Administrative Fees for such Mortgage Loans and expenses and indemnities reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to a Servicer, the Securities
Administrator, the Master Servicer or the Trustee) for each Shifting Interest
Loan Group, and shall apply such funds, first, to distributions in respect of the Uncertificated Shifting Interest Lower-Tier Interests, and then to the
Uncertificated Shifting Interests Middle-Tier Interests as specified in this
Section 5.02(a) and then to distributions on the Shifting Interest Certificates in the following order of priority and to the extent of such funds, paying the
Senior Certificates of each Shifting Interest Group solely from the Pool
Distribution Amount for the Related Loan Group, paying the Class B Certificates from the combined remaining Pool Distribution Amounts for the Shifting Interest
Loan Groups, in the following order of priority and to the extent of such funds:

          (i) to each Class of Senior Certificates of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such
     Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

          (ii) to the Senior Certificates of such Group, in an aggregate amount up to the applicable Shifting Interest Senior Principal Distribution Amount
     for the Related Loan

                                     -119-

     Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

          (iii) to each Class of Class B Certifcates, subject to paragraph (d)
     below, in the following order of priority:

               (A) to the Class B-1 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class B-1 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (C) to the Class B-2 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-2 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-3 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-3 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-4 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-4 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-5 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-5 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-6 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (L) to the Class B-6 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                                      -120-

          (iv) to the Holder of the Class 1-A-R Certificate (in respect of the
     Class SI-UR Interest, the Class SI-MR Interest or the Class SI-LR Interest,
     as applicable), any amounts remaining in the Shifting Interest Upper-Tier
     Certificate Sub-Account, the Shifting Interest Middle-Tier Certificate
     Sub-Account and the Shifting Interest Lower-Tier Certificate Sub-Account
     and any remaining Pool Distribution Amounts.

     No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest
Distribution Amount" after its Class Certificate Balance or Notional Amount, as the case may be, has been reduced to zero.

     All distributions in respect of the Interest Distribution Amount for a
Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

     On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount received with respect to the Shifting Interest Loan
Groups sequentially to each Class of Shifting Interest Certificates then outstanding which bore the loss to which such Reimbursement Amount relates, beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement
Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount for the applicable Loan Group.

     Distributions on the Uncertificated Shifting Interest Lower-Tier Interests.
On each Distribution Date, interest shall be distributed in respect of the
Uncertificated Shifting Interest Lower-Tier Interests at the Uncertificated
Shifting Interest Lower-Tier REMIC Pass-Through Rate thereon, plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating the interest distributable in respect of each
Uncertificated Shifting Interest Lower-Tier Interest and any Distribution Date,
Non-Supported Interest Shortfalls and Relief Act Reductions shall be allocated to each Uncertificated Shifting Interest Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Shifting
Interest Lower-Tier Interest.

     All distributions of principal shall be made first to the Class 1-LS
Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS
Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount

                                      -121-

for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively
(except that if any such amount is greater than on the preceding Distribution
Date, the least amount of principal shall be distributed to the Class 1-LS
Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS
Interest, such that the Subordinate Balance Ratio is maintained), and second, any remaining principal to the Class 1-L Interest, the Class 2-L Interest, the
Class 3-L Interest and the Class 4-L Interest. Any distributions of principal made to the Uncertificated Shifting Interest Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the
Uncertificated Shifting Interest Lower-Tier Interests beginning with the numeral
"1," from the Group 2 Mortgage Loans to the Uncertificated Shifting Interest
Lower-Tier Interests beginning with the numeral "2," from the Group 3 Mortgage
Loans to the Uncertificated Shifting Interest Lower-Tier Interests beginning with the numeral "3," and from the Group 4 Mortgage Loans to the Uncertificated
Shifting Interest Lower-Tier Interests beginning with the numeral "4."

     Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LS Interest, the Class 2-LS
Interest, the Class 3-LS Interest and the Class 4-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and
Loan Group 4, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS
Interest and the Class 4-LS Interest such that the Subordinate Balance Ratio is maintained); and second, the remaining Realized Losses shall be allocated to the
Class 1-L Interest, the Class 2-L Interest, the Class 3-L Interest and the Class
4-L Interest. Any Realized Losses allocated to the Uncertificated Shifting
Interest Lower-Tier Interests pursuant to this paragraph shall be (a) from
Realized Losses allocated to Loan Group 1 in the case of Uncertificated Shifting
Interest Lower-Tier Interests beginning with the numeral "1," (b) from Realized
Losses allocated to Loan Group 2 in the case of Uncertificated Shifting Interest
Lower-Tier Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Shifting Interest
Lower-Tier Interests beginning with the numeral "3," and (d) from Realized
Losses allocated to Loan Group 4 in the case of Uncertificated Shifting Interest
Lower-Tier Interests beginning with the numeral "4."

     Recoveries and Reimbursement Amounts received with respect to Loan Group 1,
Loan Group 2, Loan Group 3 and Loan Group 4 shall be applied to the
Uncertificated Shifting Interest Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Uncertificated Shifting Interest
Lower-Tier Interests.

     As of any date, the aggregate principal balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Pool Principal Balance of
Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L
Interest and the Class 2-LS Interest shall equal the aggregate Pool Principal
Balance of Loan Group 2. As of any date, the aggregate principal balance of the
Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool
Principal Balance of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS Interest shall equal the
Pool Principal Balance of Loan Group 4.

                                      -122-

     Amounts distributed to the Uncertificated Shifting Interest Lower-Tier
Interests in respect of principal and interest with respect to any Distribution
Date are referred to herein collectively as the "Shifting Interest Lower-Tier
Distribution Amount."

     Distributions on the Uncertificated Shifting Interest Middle-Tier
Interests. On each Distribution Date, each Uncertificated Shifting Interest
Middle-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective
Corresponding Shifting Interest Upper-Tier Class or Classes as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective Corresponding Shifting Interest Upper-Tier Class or Classes. On each
Distribution Date, each Uncertificated Shifting Interest Middle-Tier Interest shall receive distributions in respect of interest based on its Uncertificated
Shifting Interest Middle-Tier REMIC Pass-Through Rate based on its principal balance in an amount equal to the Uncertificated Accrued Interest of such class, and any amounts undistributed from prior Distribution Dates which such amount shall equal the Shifting Interest Accrued Certificate Interest and any Class
Unpaid Interest Shortfall in respect of its Corresponding Shifting Interest
Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Shifting Interest
Middle-Tier Interests in respect of principal and interest with respect to any
Distribution Date are referred to herein collectively as the "Shifting Interest
Middle-Tier Distribution Amount."

     As of any date, the principal balance or notional amount of each
Uncertificated Shifting Interest Middle-Tier Interest equals the aggregate of the Class Certificate Balances or Notional Amounts of the respective
Corresponding Shifting Interest Upper-Tier Class or Classes. The initial principal balance or notional amount of each Uncertificated Shifting Interest
Middle-Tier Interest equals the aggregate of the Initial Class Certificate
Balances or Initial Notional Amounts of the respective Corresponding Shifting
Interest Upper-Tier Class or Classes.

     (b)  (i)  With respect to the Group 1 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion
     Date, the amount distributable to the Group 1 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, sequentially, as follows:

               first, to the Class 1-A-R Certificate, until its Class
          Certificate Balance has been reduced to zero; and

               second, concurrently, to the Class 1-A-1 Certificates and Class
          1-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

          (ii) With respect to the Group 2 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion
     Date, the amount distributable to the Group 2 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, concurrently, as follows:

               (a) 95.2878001689%, concurrently, as follows:

                                      -123-

                    (A) 31.6595960236% to the Class 2-A-1 Certificates, until
               their Class Certificate Balance has been reduced to zero; and

                    (B) 68.3404039764%, concurrently, to the Class 2-A-2 and
               Class 2-A-3 Certificates, pro rata, until their Class Certificate
               Balances have been reduced to zero; and

               (b) 4.7121998311% to the Class 2-A-4 Certificates, until their
          Class Certificate Balance has been reduced to zero.

          (iii) With respect to the Group 3 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion
     Date, the amount distributable to the Group 3 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, concurrently, as follows:

               (a) 95.2873096658%, sequentially, to the Class 3-A-1 and Class
          3-A-2 Certificates, in that order, until their Class Certificate
          Balances have been reduced to zero; and

               (b) 4.7126903342% to the Class 3-A-4 Certificates, until their
          Class Certificate Balance has been reduced to zero.

          (iv) With respect to the Group 4 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion
     Date, the amount distributable to the Group 4 Senior Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, concurrently, as follows:

               (a) 95.2878951797%, sequentially, to the Class 4-A-1 and Class
          4-A-2 Certificates, in that order, until their Class Certificate
          Balances have been reduced to zero; and

               (b) 4.7121048203% to the Class 4-A-4 Certificates, until their
          Class Certificate Balance has been reduced to zero.

          (v) On each Distribution Date on or after a Senior Credit Support
     Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to the related Loan Group available to be distributed as principal of the Senior
     Certificates of the Related Group shall be distributed, concurrently, as principal of such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to that
     Distribution Date, until the Class Certificate Balances thereof are reduced to zero.

          (vi) The Class 3-A-3 and Class 4-A-3 Certificates are Interest Only
     Certificates and are not entitled to distributions in respect of principal.

                                      -124-

          (vii) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior Certificates of
     any Shifting Interest Group has been reduced to zero, amounts otherwise distributable from the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such Distribution Date and with respect to the Related Loan Group on the
     Shifting Interest Certificates will be paid as principal to the remaining classes of Senior Certificates of the other Shifting Interest Groups together with the applicable Shifting Interest Senior Principal
     Distribution Amount in accordance with the priorities set forth for the applicable Group in clause (i), (ii), (iii) or (iv) above, provided that on such Distribution Date (a) the Total Subordinate Percentage for such
     Distribution Date is less than twice the initial Total Subordinate
     Percentage or (b) the outstanding principal balance of all Shifting
     Interest Mortgage Loans (including, for this purpose, any Shifting Interest
     Mortgage Loans in foreclosure or any REO Property and any Shifting Interest
     Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent sixty (60) days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class B
     Certificates, is greater than or equal to 50%. If the Senior Certificates of two or more Shifting Interest Groups remain outstanding, the distributions described above will be made to the Senior Certificates of such Shifting Interest Groups, pro rata, in proportion to the aggregate
     Class Certificate Balance of the Senior Certificates of each such Shifting
     Interest Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class Certificate
     Balance of the Senior Certificates of a Shifting Interest Group is greater than the Adjusted Pool Amount of the Related Loan Group (any such Shifting
     Interest Group, the "Undercollateralized Group" and any such excess, the
     "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Class B Certificates pursuant to Sections 5.02(a)(iii)(L),
     (J), (H), (F), (D) and (B), in that order, will be paid as principal to the
     Senior Certificates of the Undercollateralized Group together with the applicable Shifting Interest Senior Principal Distribution Amount in
     accordance with the priorities set forth for the applicable Shifting
     Interest Group above under (i), (ii) (iii) or (iv) until the aggregate
     Class Certificate Balance of the Senior Certificates of the
     Undercollateralized Group equals the Adjusted Pool Amount of the Related
     Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid
     Interest Shortfalls for such Distribution Date) will be paid to the
     Undercollateralized Group prior to the payment of any Undercollateralized
     Amount from amounts otherwise distributable as principal on the Class B
     Certificates pursuant to Sections 5.02(a)(iii)(L), (J), (H), (F), (D) and
     (B) and, in that order; such amount will be paid to the Senior Certificates of such Undercollateralized Group up to their Interest Distribution Amounts for such Distribution Date. If two or more Shifting Interest Groups are
     Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to their Undercollateralized Amounts.

     (c) On each Distribution Date, Shifting Interest Accrued Certificate
Interest for each Class of Shifting Interest Certificates for such Distribution
Date shall be reduced by such Class' pro rata share, based on such Class'
Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of an amount equal to

                                      -125-

the sum of (A) Non-Supported Interest Shortfalls on the Shifting Interest
Mortgage Loans, (B) on and after the related Senior Credit Support Depletion
Date, any other Realized Losses on the Mortgage Loans in the Related Loan Group
or Related Loan Groups allocable to interest and (C) Relief Act Reductions incurred on the Shifting Interest Mortgage Loans with respect to such
Distribution Date.

     (d) Notwithstanding the priority and allocation contained in Section
5.02(a)(iii), if with respect to any Class of Class B Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Class B
Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Principal Balance for all Shifting Interest
Loan Groups immediately prior to such Distribution Date (for each Class, the
"Fractional Interest") is less than the Original Fractional Interest for such
Class, no distribution of principal in respect of clause (ii) of the Subordinate
Principal Distribution Amounts will be made to any Classes of Class B
Certificates which have a higher numerical Class designation than such Class
(the "Restricted Classes") and the Class Certificate Balances of the Restricted
Classes of Class B Certificates will not be used in determining the Pro Rata
Share for the Class B Certificates that are not Restricted Classes. If the aggregate Class Certificate Balances of the Class B Certificates that are not
Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Class B Certificates that are Restricted Classes of such Related Group in order of their respective numerical Class designations (beginning with the Class of Class B Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

     Section 5.03 Priorities of Distributions on the Overcollateralized
Certificates.

     (a) Distributions of Interest with Respect to the Overcollateralized
Certificates

     On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Interest
Remittance Amounts for Loan Group 5 and Loan Group 6 and apply such amounts in the following order of priority and to the extent of such funds:

     first, concurrently, as follows:

          (i) from the Interest Remittance Amount for Loan Group 5,
     concurrently, to the Group 5 Certificates, pro rata, the Overcollateralized
     Accrued Certificate Interest thereon for such Distribution Date; and

          (ii) from the Interest Remittance Amount for Loan Group 6, concurrently, to the Group 6 Certificates, pro rata, the Overcollateralized
     Accrued Certificate Interest thereon for such Distribution Date;

     second, concurrently, as follows:

                                      -126-

          (i) from the remaining Interest Remittance Amount for Loan Group 5, concurrently, to the Group 5 Certificates, pro rata, the Interest Carry
     Forward Amount thereon for such Distribution Date; and

          (ii) from the remaining Interest Remittance Amount for Loan Group 6, concurrently, to the Group 6 Certificates, pro rata, the Interest Carry
     Forward Amount thereon for such Distribution Date;

     third, concurrently, as follows:

          (i) if the Interest Remittance Amount for Loan Group 5 is insufficient to pay the Overcollateralized Accrued Certificate Interest for the Group 5
     Certificates for such Distribution Date in priority first, clause (i), then concurrently from the remaining Interest Remittance Amount for Loan Group
     6, concurrently, to the Group 5 Certificates, pro rata, to cover such shortfall for such Distribution Date; and

          (ii) if the Interest Remittance Amount for Loan Group 6 is
     insufficient to pay the Overcollateralized Accrued Certificate Interest for
     the Group 6 Certificates for such Distribution Date in priority first, clause (ii), then concurrently from the remaining Interest Remittance
     Amount for Loan Group 5, concurrently, to the Group 6 Certificates, pro rata, to cover such shortfall for such Distribution Date;

     fourth, concurrently, as follows:

          (i) if the remaining Interest Remittance Amount for Loan Group 5 is insufficient to pay the Interest Carry Forward Amount for the Group 5
     Certificates for such Distribution Date in priority second, clause (i), then, concurrently, from the remaining Interest Remittance Amount for Loan
     Group 6, to the Group 5 Certificates, pro rata, to cover such shortfall for such Distribution Date; and

          (ii) if the remaining Interest Remittance Amount for Loan Group 6 is insufficient to pay the Interest Carry Forward Amount for the Group 6
     Certificates for such Distribution Date in priority second, clause (ii), then, concurrently, from the remaining Interest Remittance Amount for Loan
     Group 5, to the Group 6 Certificates, pro rata, to cover such shortfall for such Distribution Date;

     fifth, to the Class M-1 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

     sixth, to the Class M-2 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

     seventh, to the Class M-3 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

     eighth, to the Class M-4 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

                                      -127-

     ninth, to the Class M-5 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

     tenth, to the Class M-6 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

     eleventh, to the Class M-7 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date;

     twelfth, to the Class M-8 Certificates, the Overcollateralized Accrued
Certificate Interest thereon for such Distribution Date; and

     thirteenth, the amount, if any, of the Interest Remittance Amounts for Loan
Group 5 and Loan Group 6 remaining after application with respect to the priorities set forth above will be applied as described below under Section
5.03(c) hereof.

     (b) Distributions of Principal with Respect to the Overcollateralized
Certificates

     The Securities Administrator shall withdraw from the Certificate Account
(to the extent funds are available therein) the Principal Distribution Amount and apply it in the following order of priority and to the extent of such funds:

     With respect to each Distribution Date (a) before the Stepdown Date or (b)
as to which a Trigger Event is in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Class Certificate
Balances of the Overcollateralized Certificates in the following order of priority:

     first, concurrently, as follows:

          (i) concurrently, to the Group 5 Certificates, pro rata, the Group 5
     Senior Principal Distribution Amount, until their Class Certificate
     Balances have been reduced to zero; and

          (ii) concurrently, to the Group 6 Certificates, pro rata, the Group 6
     Senior Principal Distribution Amount, until their Class Certificate
     Balances have been reduced to zero;

     second, concurrently, as follows:

          (iii) the Group 5 Senior Principal Distribution Amount remaining after payment pursuant to priority first, clause (i) above, to the Group 6
     Certificates, as specifired in priority first, clause (ii) above; and

          (iv) the Group 6 Senior Principal Distribution Amount remaining after payment pursuant to priority first, clause (ii) above, to the Group 5
     Certificates, as specifired in priority first, clause (i) above;

                                      -128-

     third, to the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

     fourth, to the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

     fifth, to the Class M-3 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

     sixth, to the Class M-4 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

     seventh, to the Class M-5 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

     eighth, to the Class M-6 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

     ninth, to the Class M-7 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

     tenth, to the Class M-8 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

     eleventh, any remaining Principal Distribution Amount will be distributed as described below in Section 5.03(c) hereof.

     With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution
Amount will be allocated among and distributed in reduction of the Class
Certificate Balances of the Overcollateralized Certificates in the following order of priority:

     first, concurrently, as follows:

          (i) concurrently, to the Group 5 Certificates, pro rata, the Group 5
     Senior Principal Distribution Amount, until their Class Certificate
     Balances have been reduced to zero; and

          (ii) concurrently, to the Group 6 Certificates, pro rata, the Group 6
     Senior Principal Distribution Amount, until their Class Certificate
     Balances have been reduced to zero;

     second, concurrently, as follows:

          (i) the Group 5 Senior Principal Distribution Amount remaining after payment pursuant to priority first, clause (i) above, to the Group 6
     Certificates, as specifired in priority first, clause (ii) above; and

                                      -129-

          (ii) the Group 6 Senior Principal Distribution Amount remaining after payment pursuant to priority first, clause (ii) above, to the Group 5
     Certificates, as specifired in priority first, clause (i) above;

     third, to the Class M-1 Certificates, up to the Class M-1 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

     fourth, to the Class M-2 Certificates, up to the Class M-2 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

     fifth, to the Class M-3 Certificates, up to the Class M-3 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

     sixth, to the Class M-4 Certificates, up to the Class M-4 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

     seventh, to the Class M-5 Certificates, up to the Class M-5 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

     eighth, to the Class M-6 Certificates, up to the Class M-6 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

     ninth, to the Class M-7 Certificates, up to the Class M-7 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

     tenth, to the Class M-8 Certificates, up to the Class M-8 Principal
Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

     eleventh, any remaining Principal Distribution Amount will be distributed as described in Section 5.03(c) hereof.

     (c) Distribution of Monthly Excess Cashflow Amounts

          (i) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

               (A) concurrently, to the Classes of Senior Overcollateralized
          Certificates, pro rata, any remaining Overcollateralized Accrued
          Certificate Interest for each such Class for such Distribution Date;

               (B) concurrently, to the Classes of Senior Overcollateralized
          Certificates, pro rata, any Interest Carry Forward Amount for each such Class for such Distribution Date;

               (C) concurrently, to the Class 5-A-2 and Class 6-A-2
          Certificates, any Super Senior Support Realized Loss Amortization
          Amounts for such Distribution

                                      -130-

          Date, pro rata, based upon Unpaid Realized Loss Amounts for each such
          Class of Certificates;

               (D) to the Class M-1 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (E) to the Class M-1 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (F) to the Class M-1 Certificates, any Class M-1 Realized Loss
          Amortization Amount for such Distribution Date;

               (G) to the Class M-2 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (H) to the Class M-2 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (I) to the Class M-2 Certificates, any Class M-2 Realized Loss
          Amortization Amount for such Distribution Date;

               (J) to the Class M-3 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (K) to the Class M-3 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (L) to the Class M-3 Certificates, any Class M-3 Realized Loss
          Amortization Amount for such Distribution Date;

               (M) to the Class M-4 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (N) to the Class M-4 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (O) to the Class M-4 Certificates, any Class M-4 Realized Loss
          Amortization Amount for such Distribution Date;

               (P) to the Class M-5 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (Q) to the Class M-5 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (R) to the Class M-5 Certificates, any Class M-5 Realized Loss
          Amortization Amount for such Distribution Date;

                                      -131-

               (S) to the Class M-6 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (T) to the Class M-6 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (U) to the Class M-6 Certificates, any Class M-6 Realized Loss
          Amortization Amount for such Distribution Date;

               (V) to the Class M-7 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (W) to the Class M-7 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (X) to the Class M-7 Certificates, any Class M-7 Realized Loss
          Amortization Amount for such Distribution Date;

               (Y) to the Class M-8 Certificates, any remaining
          Overcollateralized Accrued Certificate Interest for such Class for such Distribution Date;

               (Z) to the Class M-8 Certificates, any Interest Carry Forward
          Amount for such Class for such Distribution Date;

               (AA) to the Class M-8 Certificates, any Class M-8 Realized Loss
          Amortization Amount for such Distribution Date;

               (BB) from amounts otherwise distributable to the Class CE
          Certificates to pay Rate Cap Carryover Amounts, first, concurrently, to the Classes of Senior Overcollateralized Certificates, pro rata, based on Rate Cap Carryover Amounts for each such Class, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
          M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any Rate Cap Carryover Amounts for such Classes;

               (CC) from amounts otherwise distributable to the Class CE
          Certificates, to the Supplemental Interest Trust to fund any Defaulted
          Swap Termination Payments;

               (DD) to the Class CE Certificates, up to the Class CE
          Distributable Amount; and

               (EE) on the Distribution Date in September 2011 (or the final
          Distribution Date, if earlier), to the holders of the Class P
          Certificates $100.00 in reduction of the Class Certificate Balance of such Class.

          (ii) On each Distribution Date, there shall be distributed to the
     Holder of the Class 1-A-R Certificate (in respect of the Class II-UR
     Interest), any amounts remaining in

                                      -132-

     the Certificate Account in respect of Loan Group 5 and Loan Group 6 on such date after the application pursuant to Sections 5.03(a), 5.03(b) and
     5.03(c)(i).

     (d) On each Distribution Date, after the Securities Administrator makes the distributions of the Interest Remittance Amount, Principal Distribution Amount,
Monthly Excess Cashflow Amount and amounts on deposit in the Rate Cap Carryover
Reserve Account as set forth above, the Supplemental Interest Trust Trustee shall distribute the amount on deposit in the Swap Account as follows:

          (i) to the Swap Provider, any Net Swap Payment owed to the Swap
     Provider pursuant to the Interest Rate Swap Agreement for such Distribution
     Date;

          (ii) to the Swap Provider, any Swap Termination Payment, other than a
     Defaulted Swap Termination Payment, pursuant to the Interest Rate Swap
     Agreement;

          (iii) concurrently, to the Senior Overcollateralized Certificates, the
     related Interest Carry Forward Amount remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess
     Cashflow Amount, on a pro rata basis based on such respective remaining
     Interest Carry Forward Amount;

          (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the related Overcollateralized Accrued Certificate Interest and Interest
     Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess
     Cashflow Amount;

          (v) to the holders of the Class or Classes of Overcollateralized
     Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted
     Overcollateralization Amount after taking into account distributions made from the Monthly Excess Interest Amount;

          (vi) to pay concurrently in proportion of their respective Unpaid
     Realized Loss Amounts, to the Class 5-A-2 and Class 6-A-2 Certificates, pro
     rata, any remaining Unpaid Realized Loss Amounts, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
     M-7 and Class M-8 Certificates, in that order, to the extent of any remaining related Unpaid Realized Loss Amounts for each such Class;

          (vii) concurrently, to the Senior Overcollateralized Certificates, the
     related Rate Cap Carryover Amounts, to the extent remaining undistributed after distributions are made from the Rate Cap Carryover Reserve Account pursuant to Section 5.03(c)(i)(BB), on a pro rata basis based on such respective Rate Cap Carryover Amounts remaining;

          (viii) sequentially, to the Class M-1, Class M-2, Class M-3, Class
     M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the related Rate Cap Carryover Amounts, to the extent remaining undistributed after distributions are made from the Rate Cap Carryover
     Reserve Account pursuant to Section 5.03(c)(i)(BB);

                                      -133-

          (ix) to the Swap Provider, any Defaulted Swap Termination Payment, to
     the extent not already paid; and

          (x) to the Class CE Certificates, any remaining amounts.

     (e) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Certificate Account that represent Prepayment
Charges with respect to Mortgage Loans serviced by Opteum in connection with a
Principal Prepayment in Full of any OC Mortgage Loan and shall distribute such amounts to the Holders of the Class P Certificates. Such distributions shall not be applied to reduce the Class Certificate Balance of the Class P Certificates.

     (f) On each Distribution Date, Unpaid Realized Loss Amounts on the Class
5-A-2, Class 6-A-2 and Mezzanine Certificates will be reduced by the amount of any Recoveries relating to the OC Mortgage Loans received during the related
Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to the Offered Overcollateralized Certificates pursuant to Section 5.03(c)
above.

     (g) Any amounts distributed to the Senior Overcollateralized Certificates and Mezzanine Certificates in respect of interest pursuant to Section
5.03(c)(i)(BB) which constitute Rate Cap Carryover Amounts shall first be deemed distributed by the Upper-Tier II REMIC as a distribution with respect to the
Class CE Upper-Tier II Regular Interest, and then distributed to the Senior
Overcollateralized Certificates and Mezzanine Certificates as payments on notional principal contracts in the nature of cap contracts. Any remaining amount with respect to the Class CE Certificates shall be treated as having been distributed to the Holders of the Class CE Certificates.

     (h) Distributions on the Uncertificated Lower-Tier II Interests. On each
Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed to the
Middle-Tier II REMIC on account of the Uncertificated Lower-Tier II Interests
(such amount, the "Lower-Tier II Distribution Amount") or withdrawn from the
Certificate Account and distributed to the Holder of the Class 1-A-R Certificate
(in respect of the Class II-LR Interest), as the case may be:

          (i) to Holders of the Class LRII-I Interest and each of the Class
     LRII-1-A Interest through the Class LRII-63-B Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such Uncertificated
     Lower-Tier II Regular Interest for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous
     Distribution Dates;

          (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: to the Class LRII-I Interest, then to the Class LRII-1-A Interest through the Class LRII-63-B Interest starting with the lowest numerical denomination until the Uncertificated Balance of each such Uncertificated
     Lower-Tier II Regular Interest is reduced to zero, provided that, for
     Uncertificated Lower-Tier II Regular Interests with the same numerical denomination,

                                      -134-

     such payments of principal shall be allocated pro rata between such
     Uncertificated Lower-Tier II Interests;

          (iii) to the Holders of the Class LRII-63-B Interest, all amounts representing Prepayment Charges in respect of the OC Mortgage Loans received by Opteum during the related Prepayment Period; and

          (iv) any remaining amount to the Holder of the Class 1-A-R Certificate
     (in respect of the Class II-LR Interest).

     (i) Distributions on the Uncertificated Middle-Tier II Interests. On each
Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed by the
Middle-Tier II REMIC to the Upper-Tier II REMIC on account of the Middle-Tier II
Interests (such amount, the "Middle-Tier II Distribution Amount") or withdrawn from the Certificate Account and distributed to the Holder of the Class 1-A-R
Certificate (in respect of the Class II-MR Interest), as the case may be:

          (i) first, to the Holders of the Class MRII-IO Interest, in an amount equal to (A) Uncertificated Accrued Interest for such Uncertificated
     Middle-Tier II Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of the Class MRII-AA Interest, the Class MRII-5-A-1
     Interest, the Class MRII-5-A-2 Interest, the Class MRII-6-A-1 Interest, the
     Class MRII-6-A-2 Interest, the Class MRII-M-1 Interest, the Class MRII-M-2
     Interest, the Class MRII-M-3 Interest, the Class MRII-M-4 Interest, the
     Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the Class MRII-M-7
     Interest, the Class MRII-M-8 Interest, the Class MRII-P Interest and the
     Class MRII-ZZ Interest, pro rata, in an amount equal to (A) the
     Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution
     Dates. Amounts payable as Uncertificated Accrued Interest in respect of the
     Class MRII-ZZ Interest shall be reduced and deferred when the Middle-Tier
     II REMIC Overcollateralized Amount is less than the Middle-Tier II REMIC
     Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum MRII-ZZ Uncertificated Accrued Interest
     Deferral Amount and such amount will be payable to the Holders of the Class
     MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest, the Class MRII-6-A-1
     Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1 Interest, the
     Class MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class MRII-M-4
     Interest, the Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the
     Class MRII-M-7 Interest and the Class MRII-M-8 Interest, in the same proportion as the Overcollateralization Deficiency is allocated to the
     Corresponding Classes and the Uncertificated Balance of the Class MRII-ZZ
     Interest shall be increased by such amount;

          (ii) to the Holders of the Uncertificated Middle-Tier II Interests, in
     an amount equal to the remainder of the Interest Remittance Amounts and
     Principal Remittance Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                                      -135-

          (1) to the Class MRII-AA Interest and the Class MRII-P Interest,
98.00% of such remainder, until the Uncertificated Balance of such
Uncertificated Middle-Tier II Interest is reduced to zero; provided, however, that the Class MRII-P Interest shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Charge or any
Distribution Date thereafter, at which point such amount shall be distributed to the Class MRII-P Interest, until $100 has been distributed pursuant to this clause;

          (2) to the Class MRII-5-A-1 Interest, the Class MRII-5-A-2 Interest,
the Class MRII-6-A-1 Interest, the Class MRII-6-A-2 Interest, the Class MRII-M-1
Interest, the Class MRII-M-2 Interest, the Class MRII-M-3 Interest, the Class
MRII-M-4 Interest, the Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the
Class MRII-M-7 Interest, the Class MRII-M-8 Interest, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding
Classes, until the Uncertificated Balances of such Uncertificated Middle-Tier II
Interests are reduced to zero; then

          (3) to the Class MRII-ZZ Interest, 1.00% of such remainder, until the
Uncertificated Balance of such Uncertificated Middle-Tier II Interest is reduced to zero;

          (4) any remaining amount to the Holder of the Class 1-A-R Certificate
(in respect of the Class II-MR Interest);

     provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to (i) the Class MRII-AA Interest and the Class MRII-P Interest and
(ii) the Class MRII-ZZ Interest, respectively; provided that the Class MRII-P
Interest shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Charge or any Distribution Date thereafter, at which point such amount shall be distributed to the Class MRII-P
Interest, until $100 has been distributed pursuant to this clause.

     (j) On each Distribution Date, all amounts representing Prepayment Charges in respect of the OC Mortgage Loans received by Opteum during the related
Prepayment Period will be distributed to Holders of the Class MRII-P Interest.
Such amount shall not reduce the Uncertificated Balance of the Class MRII-P
Interest.

     (k) Distributions on the Upper-Tier II Interests. On each Distribution
Date, 100% of the amounts deemed distributed on the Class MRII-IO Interest shall be deemed distributed by the Upper-Tier II REMIC in respect of the Class Swap-IO
Interest. Such amounts shall be deemed distributed by the Upper-Tier II REMIC to the Supplemental Interest Trust for deposit into the Swap Account. On each
Distribution Date, all amounts representing Prepayment Charges deemed distributed on the Class MRII-P Interest shall be deemed distributed by the
Upper-Tier II REMIC in respect of the Class P Upper-Tier II Interest. Such amount shall not reduce the Class Certificate Balance of the Class P Upper-Tier
II Interest. Other amounts deemed distributed by the Middle-Tier II REMIC to the
Upper-Tier II REMIC shall be deemed distributed with respect to Upper-Tier II
Interests (other than the Class Swap-IO Interest) so as to (i) pay the
Uncertificated Accrued Interest on such Upper-Tier II Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and (ii)
reduce the Uncertificated or Notional Amount Balance of each such Upper-Tier II
Interest to the extent necessary so that it equals

                                      -136-

the Class Certificate Balance or Notional Amount of the corresponding Class of
Certificates. Any remaining amounts will be deemed distributed with respect to the Class II-UR Interest.

     (l) Allocation of Losses on the Uncertificated Lower-Tier II Interests, the
Uncertificated Middle-Tier II Interests and the Upper-Tier II Interests. The
Securities Administrator shall be deemed to cause the following allocation of losses:

          (i) (a) For purposes of calculating the amount of Uncertificated
     Accrued Interest for the Uncertificated Lower-Tier II Interests, the
     aggregate amount of any Relief Act Reductions shall be allocated first, to the Class LRII-I Interest and to the Uncertificated Lower-Tier II Interests
     ending with the designation "B," pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated
     Lower-Tier II REMIC Pass-Through Rates on the respective Uncertificated
     Balances of each such Uncertificated Lower-Tier II Interest, and then, to
     Uncertificated Lower-Tier II Interests ending with the designation "A," pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated Lower-Tier II REMIC Pass-Through Rates
     on the respective Uncertificated Balances of each such Uncertificated
     Lower-Tier II Interest.

               (b) The aggregate amount of any Relief Act Reductions incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to (i) the
          Class MRII-AA Interest and the Class MRII-P Interest and (ii) the
          Class MRII-ZZ Interest up to an aggregate amount equal to the
          Middle-Tier II REMIC Interest Loss Allocation Amount, 98% and 2%,
          respectively, and thereafter among the Class MRII-5-A-1 Interest, the
          Class MRII-5-A-2 Interest, the Class MRII-6-A-1 Interest, the Class
          MRII-6-A-2 Interest, the Class MRII-M-1 Interest, the Class MRII-M-2
          Interest, the Class MRII-M-3 Interest, the Class MRII-M-4 Interest,
          the Class MRII-M-5 Interest, the Class MRII-M-6 Interest, the Class
          MRII-M-7 Interest, the Class MRII-M-8 Interest, and the Class MRII-ZZ
          Interest, pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated Middle-Tier
          II REMIC Pass-Through Rate on the respective Uncertificated Balance of each such Uncertificated Middle-Tier II Interest;

               (c) The aggregate amount of any Relief Act Reductions incurred in respect of the OC Mortgage Loans for any Distribution Date shall be allocated to the Upper-Tier II Interests (other than the Class Swap-IO
          Interest) pro rata based on, and to the extent of, the Uncertificated
          Accrued Interest for such Upper-Tier II Interest for such Distribution
          Date.

          (ii) (a) All Realized Losses on the OC Mortgage Loans shall be allocated on each Distribution Date first, to the Class LRII-I Interest until the Uncertificated Balance of such Uncertificated Lower-Tier II
     Interest has been reduced to zero and second, to the Class LRII-1-A
     Interest through the Class LRII-63-B Interest, starting with the lowest numerical denomination until such Uncertificated Lower-Tier II Interest has been reduced to zero, provided that, for Uncertificated Lower-Tier II
     Interests with the

                                      -137-

     same numerical denomination, such Realized Losses shall be allocated pro rata between such Uncertificated Lower-Tier II Interests.

               (b) All Realized Losses on the OC Mortgage Loans shall be
          allocated by the Securities Administrator on each Distribution Date to the following Uncertificated Middle-Tier II Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to (i) the Class MRII-AA Interest and the Class MRII-P
          Interest and (ii) the Class MRII-ZZ Interest up to an aggregate amount equal to the Middle-Tier II REMIC Interest Loss Allocation Amount, 98%
          and 2%, respectively; second, to the Uncertificated Balances of the
          Class MRII-AA Interest and the Class MRII-ZZ Interest up to an
          aggregate amount equal to the Middle-Tier II REMIC Principal Loss
          Allocation Amount, 98% and 2%, respectively; third, to the
          Uncertificated Balances of the Class MRII-AA Interest, the Class
          MRII-M-8 Interest and the Class MRII-ZZ Interest, 98%, 1% and 1%,
          respectively, until the Uncertificated Balance of the Class MRII-M-8 has been reduced to zero; fourth, to the Uncertificated Balances of the Class MRII-AA Interest, the Class MRII-M-7 Interest and the Class
          MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the
          Uncertificated Balance of the Class MRII-M-7 has been reduced to zero;
          fifth, to the Uncertificated Balances of the Class MRII-AA Interest,
          the Class MRII-M-6 Interest and the Class MRII-ZZ Interest, 98%, 1%
          and 1%, respectively, until the Uncertificated Balance of the Class
          MRII-M-6 has been reduced to zero; sixth, to the Uncertificated
          Balances of the Class MRII-AA Interest, the Class MRII-M-5 Interest
          and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M-5 has been reduced to zero; seventh, to the Uncertificated Balances of the Class MRII-AA
          Interest, the Class MRII-M-4 Interest and the Class MRII-ZZ Interest,
          98%, 1% and 1%, respectively, until the Uncertificated Balance of the
          Class MRII-M-4 has been reduced to zero; eighth, to the Uncertificated
          Balances of the Class MRII-AA Interest, the Class MRII-M-3 Interest
          and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M-3 has been reduced to zero; ninth, to the Uncertificated Balances of the Class MRII-AA
          Interest, the Class MRII-M-2 Interest and the Class MRII-ZZ Interest,
          98%, 1% and 1%, respectively, until the Uncertificated Balance of the
          Class MRII-M-2 has been reduced to zero; tenth, to the Uncertificated
          Balances of the Class MRII-AA Interest, the Class MRII-M-1 Interest
          and the Class MRII-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MRII-M-1 has been reduced to zero; and eleventh, with respect to losses on the Group 5 Mortgage
          Loans, to the Uncertificated Balances of the Class MRII-AA Interest,
          the Class MRII-5-A-2 Interest and the Class MRIIZZ Interest, 98%, 1%
          and 1%, respectively, until the Uncertificated Balance of the Class
          MRII-5-A-2 Interest has been reduced to zero, and with respect to losses on the Group 6 Mortgage Loans, to the Uncertificated Balances
          of the Class MRII-AA Interest, the Class MRII-6-A-2 Interest and the
          Class MRIIZZ Interest, 98%, 1% and 1%, respectively, until the
          Uncertificated Balance of the Class MRII-6-A-2 Interest has been reduced to zero.

                                      -138-

               (c) All Realized Losses on the OC Mortgage Loans shall be
          allocated by the Securities Administrator on each Distribution Date to the Upper-Tier II Interests such that the Uncertificated Balance or
          Notional Amount  of each such Upper-Tier II Interest equals the Class
          Certificate Balance or Notional Amount of the corresponding Class of
          Certificates.

     (m) Notwithstanding anything to the contrary contained herein, the above distributions in Sections 5.03(h) through (l) (other than on the Certificates)
are deemed distributions, and distributions of funds from the Certificate
Account shall be made only in accordance with Sections 5.03(a) through (f)
hereof.

     Section 5.04 Allocation of Losses.

     (a) No later than five (5) Business Days prior to the related Distribution
Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient
Valuation or a Debt Service Reduction, (2) of the amount of such loss or
Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group.
Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes (i) in the case of the Shifting Interest Certificates, pursuant to the operation of Section 5.04(b)(i) and (ii) in the case of the
Overcollateralized Certificates, pursuant to the operation of Section 5.04(c).

     (b) Allocation of Losses on the Shifting Interest Certificates.

          (i) The Class Certificate Balance of the Class of Class B Certificates
     then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates in the Senior Interest Groups
     and Class B Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date)
     equals the sum of the Adjusted Pool Amounts for such Distribution Date.

          After the Senior Credit Support Depletion Date, the Class Certificate
     Balances of the Senior Certificates of each Shifting Interest Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate
     Balances of all outstanding Classes of Senior Certificates of such Shifting
     Interest Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted
     Pool Amount for the Related Loan Group for such Distribution Date.

          Any such reduction or increase shall be allocated among the Senior
     Certificates of such Shifting Interest Group based on the Class Certificate
     Balances immediately prior to such Distribution Date until the Class
     Certificate Balances thereof have been reduced to zero. Realized Losses allocated to the Class 3-A-2 Certificates will reduce the Class 3-A-

                                      -139-

     3 Notional Amount. Realized Losses allocated to the Class 4-A-2
     Certificates will reduce the Class 4-A-3 Notional Amount.

          (ii) Any reduction or increase in the Class Certificate Balance of a
     Class of Certificates pursuant to Section 5.04(b)(i) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

          (iii) The calculation of the amount to be distributed as principal to any Class of Class B Certificates with respect to a Distribution Date (the
     "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses with respect to the Shifting Interest Mortgage Loans for such Distribution Date; provided, however, the actual payment of principal to the Classes of Class B Certificates shall be made subsequent to the allocation of Realized Losses with respect to the Shifting Interest
     Mortgage Loans for such Distribution Date. In the event that after the allocation of Realized Losses with respect to the Shifting Interest
     Mortgage Loans for a Distribution Date, the Calculated Principal
     Distribution for a Class of Class B Certificates is greater than the Class
     Certificate Balance of such Class, the excess shall be distributed (i)
     first, sequentially, to the Classes of Class B Certificates then outstanding (beginning with the Class of Class B Certificates then outstanding with the lowest numerical designation) until the respective
     Class Certificate Balance of each such Class is reduced to zero and (ii)
     then to the Senior Certificates of the Shifting Interest Groups, pro rata.

          (iv) After the Senior Credit Support Depletion Date:

               (A) On any Distribution Date on which the Class 1-A-2 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2
          Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the
          Class Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount. Notwithstanding the
          foregoing, on any Distribution Date in which the Class 1-A-1 Loss
          Amount exceeds the Class Certificate Balance of the Class 1-A-2
          Certificates prior to any reduction for the Class 1-A-2 Loss
          Allocation Amount, such excess will be distributed in reduction of the
          Class Certificate Balance of the Class 1-A-1 Certificates. Any
          increase in the Class Certificate Balance allocated to the Class 1-A-1
          Certificates pursuant to Section 5.04(b)(i) will instead increase the
          Class Certificate Balance of the Class 1-A-2 Certificates.

               (B) On any Distribution Date on which the Class 2-A-4 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-4 Certificates will be reduced by the Class 2-A-4
          Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the
          Class Certificate Balances of the Class 2-A-1, Class 2-A-2 and Class
          2-A-3 Certificates will not be reduced by the Class 2-A-4 Loss
          Allocation Amount. Notwithstanding the foregoing, on any Distribution
          Date in which the sum of the Class 2-A-1 Loss Amount, Class 2-A-2 Loss
          Amount and Class 2-A-3 Loss Amount exceeds the Class Certificate
          Balance of the Class 2-A-4 Certificates prior to any reduction for the
          Class 2-A-4 Loss Allocation Amount, such excess will be distributed, pro rata, based on the

                                      -140-

          Class Certificate Balances of the Class 2-A-1, Class 2-A-2 and Class
          2-A-3 Certificates, in reduction of the Class Certificate Balances of the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates. Any
          increase in the Class Certificate Balance allocated to the Class
          2-A-1, Class 2-A-2 or Class 2-A-3 Certificates pursuant to Section
          5.04(b)(i) will instead increase the Class Certificate Balance of the
          Class 2-A-4 Certificates.

               (C) On any Distribution Date on which the Class 3-A-4 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-4 Certificates will be reduced by the Class 3-A-4
          Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the
          Class Certificate Balances of the Class 3-A-1 and Class 3-A-2
          Certificates will not be reduced by the Class 3-A-4 Loss Allocation
          Amount. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class 3-A-1 Loss Amount and Class 3-A-2 Loss
          Amount exceeds the Class Certificate Balance of the Class 3-A-4
          Certificates prior to any reduction for the Class 3-A-4 Loss
          Allocation Amount, such excess will be distributed, pro rata, based on the Class Certificate Balances of the Class 3-A-1 and Class 3-A-2
          Certificates, in reduction of the Class Certificate Balances of the
          Class 3-A-1 and Class 3-A-2 Certificates. Any increase in the Class
          Certificate Balance allocated to the Class 3-A-1 or Class 3-A-2
          Certificates pursuant to Section 5.04(b)(i) will instead increase the
          Class Certificate Balance of the Class 3-A-4 Certificates.

               (D) On any Distribution Date on which the Class 4-A-4 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-4 Certificates will be reduced by the Class 4-A-4
          Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the
          Class Certificate Balances of the Class 4-A-1 and Class 4-A-2
          Certificates will not be reduced by the Class 4-A-4 Loss Allocation
          Amount. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class 4-A-1 Loss Amount and Class 4-A-2 Loss
          Amount exceeds the Class Certificate Balance of the Class 4-A-4
          Certificates prior to any reduction for the Class 4-A-4 Loss
          Allocation Amount, such excess will be distributed, pro rata, based on the Class Certificate Balances of the Class 4-A-1 and Class 4-A-2
          Certificates, in reduction of the Class Certificate Balances of the
          Class 4-A-1 and Class 4-A-2 Certificates. Any increase in the Class
          Certificate Balance allocated to the Class 4-A-1 or Class 4-A-2
          Certificates pursuant to Section 5.04(b)(i) will instead increase the
          Class Certificate Balance of the Class 4-A-4 Certificates.

          (v) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.04(b) to each Uncertificated Shifting Interest
     Lower-Tier Interest as described in Section 5.02 and to each Uncertificated
     Shifting Interest Middle-Tier Interest in an amount equal to the Realized
     Losses allocated to such Uncertificated Middle-Tier Interest's
     Corresponding Shifting Interest Upper-Tier Class or Classes.

          (vi) Notwithstanding any other provision of this Section 5.04(b), no
     Class Certificate Balance of a Class of Shifting Interest Certificates will be increased on any

                                      -141-

     Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior
     Distribution Dates.

     (c) Allocation of Losses on the Overcollateralized Certificates. Any
Applied Realized Loss Amount for a Distribution Date will be allocated in reduction of the Class Certificate Balances of the Class M-8, Class M-7, Class
M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in
that order, and until the respective Class Certificate Balances thereof are reduced to zero.

     On any Distribution Date on which the Subordinated Applied Realized Loss
Amount exceeds the Class Certificate Balance of the Class M-1 Certificates,
Realized Losses with respect to (i) the Group 5 Mortgage Loans shall be applied to reduce the Class Certificate Balance of the Class M-1 Certificates in an
amount up to the product of (a) the amount of Realized Losses with respect to the Group 5 Mortgage Loans divided by the amount of Realized Losses with respect to all the OC Mortgage Loans and (b) the Class Certificate Balance of Class M-1
Certificates and (ii) the Group 6 Mortgage Loans shall be applied to reduce the
Class Certificate Balance of the Class M-1 Certificates in an amount up to the product of (a) the amount of Realized Losses with respect to the Group 6
Mortgage Loans divided by the amount of Realized Losses with respect to all the
OC Mortgage Loans and (b) the Class Certificate Balance of Class M-1
Certificates. To the extent of any remaining Class 5-A-2 Applied Realized Loss
Amount for such Distribution Date, any remaining Realized Losses with respect to the Group 5 Mortgage Loans will be allocated against the Class 5-A-2
Certificates until their Class Certificate Balance has been reduced to zero. To the extent of any remaining Class 6-A-2 Applied Realized Loss Amount for such
Distribution Date, any remaining Realized Losses with respect to the Group 6
Mortgage Loans will be allocated against the Class 6-A-2 Certificates until their Class Certificate Balance has been reduced to zero.

     After the Distribution Date on which the Class Certificate Balance of the
Class M-1 Certificates has been reduced to zero, any Class 5-A-2 Applied
Realized Loss Amount for a Distribution Date will be allocated in reduction of the Class Certificate Balance of the Class 5-A-2 Certificates and any Class
6-A-2 Applied Realized Loss Amount for a Distribution Date will be allocated in reduction of the Class Certificate Balance of the Class 6-A-2 Certificates.

     No Realized Losses shall be allocated in reduction of the Class Certificate
Balances of the Class 5-A-1 and Class 6-A-1 Certificates.

     Notwithstanding any other provision of this Section 5.04(c), no Class
Certificate Balance of a Class of Overcollateralized Certificates will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior
Distribution Dates.

     Section 5.05 Statements to Certificateholders.

     (a) (i) Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer's
Certificate delivered to the

                                      -142-

Securities Administrator pursuant to Section 4.01 and with respect to subsections (V) and (W) below, after consultation with the Depositor, the
Securities Administrator shall determine the following information with respect to the Shifting Interest Certificates and such Distribution Date:

               (A) the actual Distribution Date, the related Record Date and the
          Interest Accrual Period for each Class of Shifting Interest
          Certificates for such Distribution Date;

               (B) for each Shifting Interest Loan Group, the related Pool
          Distribution Amount;

               (C) for each Shifting Interest Loan Group, the amount of the Pool
          Distribution Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

               (D) for each Shifting Interest Loan Group, the amount of the Pool
          Distribution Amount allocable to interest, any Class Unpaid Interest
          Shortfall included in such distribution and any remaining Class Unpaid
          Interest Shortfall after giving effect to such distribution;

               (E) if the distribution to the Holders of such Class of Shifting
          Interest Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (F) the Class Certificate Balance of each Class of Shifting
          Interest Certificates before and after giving effect to the distribution of principal on such Distribution Date;

               (G) for each Shifting Interest Loan Group, the aggregate Stated
          Principal Balance of the Mortgage Loans in such Loan Group for the preceding Distribution Date and the related Distribution Date;

               (H) for each Shifting Interest Loan Group, the Senior Percentage, the Senior Prepayment Percentage, the Subordinate Percentage and the
          Subordinate Prepayment Percentage for such Distribution Date;

               (I) the Total Senior Percentage and the Total Subordinate
          Percentage for such Distribution Date;

               (J) the amount of the Servicing Fees paid to or retained by the
          Servicers with respect to each Shifting Interest Loan Group and such
          Distribution Date;

               (K) the Pass-Through Rate for each such Class of Shifting
          Interest Certificates with respect to such Distribution Date;

                                      -143-

               (L) with respect to the Shifting Interest Certificates and
          Shifting Interest Loan Groups, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the Determination Date immediately preceding such
          Distribution Date;

               (M) for each Shifting Interest Loan Group, the number and
          aggregate principal amounts of Shifting Interest Mortgage Loans (A)
          delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy)
          31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such
          Distribution Date;

               (N) for each Shifting Interest Loan Group, with respect to any
          Shifting Interest Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such
          Distribution Date and the date of acquisition of the REO Properties;

               (O) for each Shifting Interest Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (P) for each Shifting Interest Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

               (Q) for each Shifting Interest Loan Group, the Reimbursement
          Amount;

               (R) for each Shifting Interest Loan Group, the amount of
          Recoveries;

               (S) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

               (T) any material modifications, extensions or waivers to Shifting
          Interest Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date;

               (U) for each Shifting Interest Loan Group, the number and
          aggregate Stated Principal Balance of Shifting Interest Mortgage
          Loans, the weighted average Mortgage Interest Rate, the weighted average remaining term, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

                                      -144-

               (V) unless such information is otherwise set forth in the Form
          10-D relating to such Distribution Date and provided that the
          Securities Administrator is reasonably able to include such information in the statement, material breaches of Shifting Interest
          Mortgage Loan representations and warranties of which the Securities
          Administrator has knowledge or has received written notice; and

               (W) unless such information is otherwise set forth in the Form
          10-D relating to such Distribution Date and provided that the
          Securities Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice.

          (ii) Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master
     Servicer's Certificate delivered to the Securities Administrator pursuant to Section 4.01 and with respect to subsections (P) and (Q) below, after consultation with the Depositor, the Securities Administrator shall determine the following information with respect to the Overcollateralized
     Certificates and such Distribution Date:

               (A) the actual Distribution Date, the related Record Date, the
          LIBOR Determination Date and the Interest Accrual Period for each
          Class of Overcollateralized Certificates for such Distribution Date;

               (B) if the distribution to the Holders of such Class of
          Overcollateralized Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (C) the Class Certificate Balance of each Class of
          Overcollateralized Certificates before and after giving effect to the distribution of principal on such Distribution Date;

               (D) the amount of the Administrative Fees paid to or retained by the Servicers with respect to each OC Loan Group and such Distribution
          Date;

               (E) the Pass-Through Rate and Certificate Interest Rate for each such Class of Overcollateralized Certificates with respect to such
          Distribution Date;

               (F) with respect to the Overcollateralized Certificates and OC
          Loan Groups, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of
          Periodic Advances outstanding as of the close of business on the
          Determination Date immediately preceding such Distribution Date;

               (G) for each OC Loan Group, the number and aggregate principal amounts of OC Mortgage Loans (A) delinquent (exclusive of Mortgage
          Loans in

                                      -145-

          foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (H) for each OC Loan Group, with respect to any OC Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated
          Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

               (I) for each OC Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such
          Distribution Date;

               (J) for each OC Loan Group, the aggregate amount of Realized
          Losses with respect to the OC Mortgage Loans and Applied Realized Loss
          Amounts incurred during the related Collection Period separately identifying any reduction thereof due to the allocations of Applied
          Realized Loss Amounts;

               (K) for each OC Loan Group, the Reimbursement Amount;

               (L) for each OC Loan Group, the amount of Recoveries;

               (M) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

               (N) any material modifications, extensions or waivers to OC
          Mortgage Loan terms, fees, penalties or payments since the previous
          Distribution Date;

               (O) for each OC Loan Group, the number of OC Mortgage Loans at the beginning and end of the related Collection Period, the weighted average Mortgage Interest Rate of the Mortgage Loans as of the last day of the related Collection Period and the weighted average remaining term of the Mortgage Loans;

               (P) unless such information is otherwise set forth in the Form
          10-D relating to such Distribution Date and provided that the
          Securities Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

               (Q) unless such information is otherwise set forth in the Form
          10-D relating to such Distribution Date and provided that the
          Securities Administrator is reasonably able to include such information in the statement, material breaches

                                      -146-

          of any covenants under this Agreement of which the Securities
          Administrator has knowledge or has received written notice;

               (R) the Overcollateralized Accrued Certificate Interest in
          respect of each Class of Overcollateralized Certificates for such
          Distribution Date and any related Rate Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such
          Distribution Date;

               (S) the Rate Cap Carryover Amounts distributed on such
          Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date, the amount of all
          Rate Cap Carryover Amounts covered by withdrawals from the Rate Cap
          Carryover Reserve Account and the Swap Account on such Distribution
          Date;

               (T) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses as a percentage of the Cut-off Date
          Pool Principal Balance;

               (U) the Overcollateralization Amount, the Overcollateralization
          Release Amount, the Overcollateralization Deficiency and the Targeted
          Overcollateralization Amount as of such Distribution Date and the
          Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for
          such Distribution Date;

               (V) the Principal Remittance Amount and the Interest Remittance
          Amounts;

               (W) only for so long as the Trust is subject to the Exchange Act reporting requirements, the aggregate "significance percentage" of the
          Interest Rate Swap Agreement and the Interest Rate Cap Agreement;

               (X) the amount of any Net Swap Payments or Swap Termination
          Payments;

               (Y) the amounts received under the Interest Rate Cap Agreement and the Interest Rate Floor Agreement; and

               (Z) the aggregate amount of Prepayment Charges collected
          (including amounts deposited in connection with the full or partial waiver of such Prepayment Charges pursuant to Section 3.01) by Opteum during the related Prepayment Period and the amounts thereof allocable to the Class P Certificates.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next

                                      -147-

succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a single statement setting forth the information set forth in
Sections 5.05(a)(i) and (ii) (a "Monthly Statement").

     On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information contained in the Master Servicer's
Certificate described in Section 4.01 for such Distribution Date.

     The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to
Certificateholders, the NIMS Insurer and other parties to this Agreement via the
Securities Administrator's Internet website. The Securities Administrator's
Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities
Administrator shall have the right to change the way the Monthly Statements to
Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities
Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the
Securities Administrator shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (C) and (D) of Section 5.05(a)(i) and clauses (C) and (R) of
Section 5.05(a)(ii), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

     The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual

                                      -148-

Certificate by the Securities Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii)
information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury
Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities Administrator periodically to appraise the fair market values of the assets of the Trust
Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.06 Tax Returns and Reports to Certificateholders.

     (a) For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

     (b) The Securities Administrator shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code,
Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury
Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the
Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the
Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the
Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

                                      -149-

     (c) In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.07 Tax Matters Person.

     The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of
Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate
is hereby designated as the Tax Matters Person for the Shifting Interest
Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest
Lower-Tier REMIC, the Upper-Tier II REMIC, the Middle-Tier II REMIC and the
Lower-Tier II REMIC. By its acceptance of the Class 1-A-R Certificate, such
Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the Shifting Interest Upper-Tier
REMIC, the Shifting Interest Middle-Tier REMIC, the Shifting Interest Lower-Tier
REMIC, the Upper-Tier II REMIC, the Middle-Tier II REMIC and the Lower-Tier II
REMIC.

     Section 5.08 Rights of the Tax Matters Person in Respect of the Securities
Administrator.

     The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties.
Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The
Securities Administrator shall make available to the Tax Matters Person such books, documents or records relating to the Securities Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters
Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

     Section 5.09 REMIC Related Covenants.

     For as long as any REMIC created hereunder shall exist, the Trustee, the
Securities Administrator, the Depositor and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on any REMIC created hereunder. In particular:

                                      -150-

     (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Offered Shifting Interest Certificates (other than the Class 1-A-R
Certificate), the Upper-Tier II REMIC Regular Interests, the Residual
Certificate, the Class Swap-IO Interest, the Uncertificated Middle-Tier II
Interests, the Uncertificated Lower-Tier II Interests, the Uncertificated
Shifting Interest Middle-Tier II Interests and the Uncertificated Shifting
Interest Lower-Tier Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the
100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

     (c) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities
Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable
REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

     (e) The Securities Administrator shall maintain books with respect to the
Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Stated
Principal Balance

                                      -151-

(except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any
Servicer shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under
Section 1.860G 2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC under the
Code or the imposition of any tax on "prohibited transactions" or
"contributions" after the Start-up Day under the REMIC Provisions.

     Section 5.10 Determination of Certificate One-Month LIBOR.

     On each LIBOR Determination Date for a Class of Offered Overcollateralized
Certificates, the Securities Administrator shall determine Certificate One-Month
LIBOR for the applicable Distribution Date on the basis of the British Bankers'
Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S.
Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such
LIBOR Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Reuters Telerate Service.

     If on any LIBOR Determination Date for a Class of Offered
Overcollateralized Certificates, the Securities Administrator is unable to determine Certificate One-Month LIBOR on the basis of the method set forth in the preceding paragraph, Certificate One-Month LIBOR for the applicable
Distribution Date will be whichever is higher of (x) Certificate One-Month LIBOR as determined on the previous LIBOR Determination Date for such Class of Offered
Group 1 Certificates or (y) the Reserve Interest Rate. The "Reserve Interest
Rate" will be the rate per annum which the Securities Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Securities Administrator are quoting on such LIBOR Determination
Date to leading European banks.

     If on any LIBOR Determination Date for a Class of Offered
Overcollateralized Certificates, the Securities Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, Certificate One-Month LIBOR for the applicable Distribution
Date will be Certificate One-Month LIBOR as determined on the previous LIBOR
Determination Date for such Class of Offered Overcollateralized Certificates, or, in the case of the first LIBOR Determination Date for which the Securities
Administrator is required to determine Certificate One-Month LIBOR, 5.324375%.

     The establishment of LIBOR by the Securities Administrator and the
Securities Administrator's subsequent calculation of the rates of interest applicable to each of the Offered Overcollateralized Certificates in the absence of manifest error, will be final and binding. After a LIBOR Determination Date, the Securities Administrator shall provide the Certificate Interest Rates of the
Offered Overcollateralized Certificates for the related Distribution Date to

                                      -152-

Beneficial Owners or Holders of Offered Overcollateralized Certificates who
place a telephone call to the Securities Administrator at (301) 815-6600 and make a request therefor.

     Section 5.11 Master Servicer, Securities Administrator and Trustee
Indemnification.

     (a) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     (b) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the
Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

     (c) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Securities
Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

     Section 5.12 Supplemental Interest Trust.

     (a) A separate trust is hereby established (the "Supplemental Interest
Trust"), into which the Depositor shall deposit the Interest Rate Agreements.
The Supplemental Interest Trust shall be maintained by the Supplemental Interest
Trust Trustee. No later than the Closing Date, the Supplemental Interest Trust
Trustee shall establish and maintain a separate, segregated trust account to be held in the Supplemental Interest Trust, titled, "Wells Fargo Bank, N.A., as
Supplemental Interest Trust Trustee for U.S. Bank National Association, as
Trustee, in trust for registered holders of Banc of America Funding Corporation
Mortgage Pass-Through Certificates, Series 2006-H--Swap Account." Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.

                                      -153-

     (b) On each Distribution Date, prior to any distribution to any
Overcollateralized Certificate, the Supplemental Interest Trust Trustee shall deposit into the Swap Account: (i) the amount of any Net Swap Payment or Swap
Termination Payment (other than any Swap Termination Payment resulting from a
Swap Provider Trigger Event (as defined in the Interest Rate Swap Agreement))
owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement)
from funds transferred from the Trust that were collected and received with respect to the OC Mortgage Loans and (ii) any Net Swap Receipts received by the
Supplemental Interest Trust Trustee and any payments from the Cap Provider with respect to the Interest Rate Cap Agreement. For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall first be deemed paid to the Supplemental Interest Trust in respect of the Class Swap-IO
Interest to the extent of the amount distributable on the Class Swap-IO Interest on such Distribution Date, and any remaining amount shall be deemed paid to the
Supplemental Interest Trust for the benefit of the Swap Provider in respect of a
Class IO Distribution Amount (as defined below). Any Swap Termination Payment triggered by a Swap Provider Trigger Event (as defined in the Interest Rate Swap
Agreement) owed to the Swap Provider pursuant to the Interest Rate Swap
Agreement will be subordinated to distributions to the Holders of the
Overcollateralized Certificates and shall be paid as set forth under Section
5.03(c)(i)(CC).

     (c) For federal income tax purposes, the Supplemental Interest Trust shall be owned by the majority Holder of the Class CE Certificates. The Supplemental
Interest Trust constitutes an "outside reserve fund" within the meaning of
Treasury Regulation Section 1.860G-2(h) and is not an asset of any REMIC created hereunder.

     (d) To the extent that the Supplemental Interest Trust is determined to be a separate legal entity from the Supplemental Interest Trust Trustee, any obligation of the Supplemental Interest Trust Trustee under the Interest Rate
Swap Agreement shall be deemed to be an obligation of the Supplemental Interest
Trust.

     (e) The Securities Administrator and the Supplemental Interest Trust
Trustee shall treat the Holders of the Offered Overcollateralized Certificates
as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, all Holders of Offered Overcollateralized Certificates shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class CE
Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the Upper-Tier II Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such
Class of Certificates on such Distribution Date (such excess, a "Class IO
Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Overcollateralized
Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such
Certificates at a per annum rate equal to the Upper-Tier II REMIC Net WAC Rate, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Overcollateralized Certificates with an outstanding Class Certificate Balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class
CE Certificates shall be treated as having agreed to pay Rate Cap Carryover
Amounts to the Holders of the Offered Overcollateralized Certificates in
accordance with the terms of this Agreement. Any payments to the
Overcollateralized

                                      -154-

Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a regular interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the
Offered Overcollateralized Certificates of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such
Certificates in respect of the corresponding Upper-Tier II Regular Interest and as having been paid by such Holders to the Supplemental Interest Trust Trustee pursuant to the notional principal contract. Thus, each Offered
Overcollateralized Certificate shall be treated as representing not only ownership of an Upper-Tier II Regular Interest, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

     Section 5.13 Tax Treatment of Swap Payments and Swap Termination Payments.

     (a) For federal income tax purposes, each Holder of an Overcollateralized
Certificate is deemed to own an undivided beneficial ownership interest in an
Upper-Tier II Regular Interest and the right to receive payments from either the
Rate Cap Carryover Reserve Account or the Swap Account in respect of the Rate
Cap Carryover Amount or the obligation to make payments to Supplemental Interest
Trust for deposit to the Swap Account. For federal income tax purposes, the
Supplemental Interest Trust Trustee will account for payments to each
Overcollateralized Certificate as follows: each Offered Overcollateralized
Certificate will be treated as receiving its entire payment from the corresponding Upper-Tier II Regular Interest (regardless of any Swap Termination
Payment or obligation under the Interest Rate Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such
Class' obligation under the Interest Rate Swap Agreement. In the event that any such Class is resecuritized in a REMIC, the obligation under the Interest Rate
Swap Agreement to pay any such Swap Termination Payment (or any shortfall in the
Net Swap Payment), will be made by one or more of the REMIC regular interests issued by the resecuritization REMIC subsequent to such REMIC regular interest receiving its full payment from any such Offered Overcollateralized Certificate.
Resecuritization of any Overcollateralized Certificate in a REMIC will be permissible only if the Securities Administrator hereunder is the trustee in such resecuritization.

     (b) The Upper-Tier II Regular Interest corresponding to an
Overcollateralized Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the
Certificate to which it corresponds, except that the maximum interest rate payable on that Upper-Tier II Interest will equal the Upper-Tier II REMIC Net
WAC Rate. As a result of the foregoing, the amount of distributions and taxable income on the Upper-Tier II Interest corresponding to an Overcollateralized
Certificate may exceed the actual amount of distributions on the Offered
Overcollateralized Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates.

     The Classes of Certificates shall be substantially in the forms attached hereto as Exhibits A-1A1, A-1A2, A-1AR, A-2A1, A-2A2, A-2A3, A-2A4, A-3A1,
A-3A2, A-3A3, A-3A4, A-4A1, A-4A2, A-4A3, A-4A4, A-5A1, A-5A2, A-6A1, A-6A2,
B-B1, B-B2, B-B3, B-B4, B-B5,

                                      -155-

B-B6, B-M1, B-M2, B-M3, B-M4, B-M5, B-M6, B-M7, B-M8, B-CE, B-P and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities
Administrator and shall be authenticated and delivered by the Securities
Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance
(or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The minimum denomination for the Class CE and
Class P Certificates shall be a 10% Percentage Interest in such Class. The
Offered Certificates (other than the Class 1-A-R Certificate) shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of
Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02 Registration of Transfer and Exchange of Certificates.

     (a) The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities
Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of
Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

                                      -156-

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the
     Depository Participant or brokerage firm representing such Certificate
     Owner. Each Depository Participant shall only transfer Book-Entry
     Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
     Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners through the Depository of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates")
     to such Certificate Owners requesting the same. Upon surrender to the
     Securities Administrator of the related Class of Certificates by the
     Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the
     Depository for registration, the Securities Administrator shall issue the
     Definitive Certificates. None of the Master Servicer, the Depositor, the
     Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the
     Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders
     hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.
In the event of any such transfer (other than in connection with (i) the initial transfer of any such Certificate by the Depositor to an Affiliate of the
Depositor or, in the case of the Class 1-A-R Certificate, the first transfer by an

                                      -157-

Affiliate of the Depositor, (ii) the transfer of any such Class CE, Class P or
Class 1-A-R Certificate to the issuer under an Indenture or the indenture trustee under an Indenture or (iii) a transfer of any such Class CE, Class P or
Class 1-A-R Certificate from the issuer under an Indenture or the indenture trustee under an Indenture to the Depositor or an Affiliate of the Depositor),
(i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of
Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the
Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as
Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The
Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule
144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.
The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (e) No transfer of an ERISA Restricted Certificate (other than (i) a transfer to the indenture trustee under an Indenture with respect to a related
NIM trust or (ii) a transfer from the indenture trustee under an Indenture with respect to a related NIM trust to the Depositor or an Affiliate of the
Depositor) shall be made unless the transferee delivers to the Securities
Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the
Securities Administrator or the Master Servicer, or (ii) in the case of any
ERISA Restricted Certificate (other than the Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, Section 4975 of the Code, or any federal, state or local law ("Similar Law") which is similar to
ERISA or the Code (collectively, a "Plan"), or a person acting on behalf of or using assets of a Plan, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or a violation of Similar Law and will not subject the Trustee, the Depositor, the
Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the Master Servicer. Any
transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of

                                      -158-

the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of the beneficial interest in any such Class of ERISA-Restricted
Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an
Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

     Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     For so long as the Supplemental Interest Trust is in existence, each beneficial owner of a Class 5-A-1 or Class 6-A-1 Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a
Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan or (ii) (A) it is an accredited investor within the meaning of the
Underwriter's Exemption and (B) the acquisition and holding of such Certificate or any interest therein and the separate right to receive payments from the
Supplemental Interest Trust are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for
transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by
"in-house asset managers").

     (f) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

                                      -159-

          (i) Each Person holding or acquiring any Ownership Interest in a
     Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual
     Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership
     Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
     Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
     Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such
     Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service
     Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted
     Transferee shall, upon discovery that the registration of transfer of such
     Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities
     Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
     Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
     Securities Administrator shall be entitled to recover from any Holder of a
     Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
     Certificate. Any such distributions so recovered by the Securities
     Administrator shall be distributed and

                                      -160-

     delivered by the Securities Administrator to the prior Holder of such
     Residual Certificate that is a Permitted Transferee.

          (vii) If any Person other than a Permitted Transferee acquires any
     Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master
     Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the
     Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

     (g) No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Certificate
Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities Administrator, the Trustee, the Depositor and the Certificate
Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities
Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.
Upon the issuance of any new Certificate under this Section, the Securities
Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04 Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator,
the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the

                                      -161-

Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator, the Certificate Registrar, the NIMS Insurer or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator, the
NIMS Insurer or the Certificate Registrar shall be affected by notice to the contrary.

                                  ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section 7.01 Respective Liabilities of the Depositor and the Master
Servicer.

     The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02 Merger or Consolidation of the Depositor or the Master
Servicer.

     The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac.

     In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item

                                      -162-

6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the
Exchange Act are required to be filed under the Exchange Act).

     Section 7.03 Limitation on Liability of the Depositor, the Master Servicer
and Others.

     None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such
Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the
Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this
Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the applicable Mortgage Loans on deposit in the Master Servicer Custodial Account or the Investment Account,
as applicable, as provided by Section 3.11.

     Section 7.04 Depositor and Master Servicer Not to Resign.

     Subject to the provisions of Section 7.02, neither the Depositor nor the
Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an
Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the
Securities Administrator

                                      -163-

or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default.

     If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Master Servicer to remit amounts to the Securities
Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to
Holders of Certificates any payment required to be made under the terms of such
Certificates and this Agreement which continues unremedied by 12:00 P.M. New
York time on the related Distribution Date; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee,
the NIMS Insurer or the Depositor, or to the Master Servicer, the Depositor, the
Securities Administrator, the NIMS Insurer and the Trustee by the Holders of
Certificates evidencing Voting Rights aggregating not less than 25% of all
Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master
Servicer or of or relating to substantially all of its property; or the Master
Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

     (f) failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the
Business Day preceding the related Distribution Date.

                                      -164-

then, (i) in the case of Event of Default described in clauses (a) through (e)
hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section
8.05, unless and until such time as the Trustee shall appoint a successor Master
Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master
Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer
Custodial Account and the Investment Account or thereafter received by the
Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency. All costs and expenses (including attorneys'
fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master
Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this
Agreement.

                                      -165-

     Section 8.02 Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of
Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders
(including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During
Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an
Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04 Action upon Certain Failures of the Master Servicer and upon
Event of Default.

     In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 8.01(a) or
(b) which would become an Event of Default upon such Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the
Master Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the
Securities Administrator and the Securities Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section
8.01.

                                      -166-

     Section 8.05 Trustee to Act; Appointment of Successor.

     (a) (i) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor)
shall, subject to Section 3.07, be the successor in all respects to the Master
Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master
Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i)
the parties hereto agree that the Trustee, in its capacity as successor Master
Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section
3.19) under this Agreement, (ii) the Trustee, in its capacity as successor
Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the
Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master
Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Master Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master
Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of
Certificates immediately prior to the termination of the terminated Master
Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this
Agreement prior to its termination as Master Servicer, nor shall any successor
Master Servicer be liable for any acts or omissions of the predecessor Master
Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the
Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid

                                      -167-

by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor
Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the
Trust).

     (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

     (c) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the
Master Servicer is so required pursuant to Section 3.03.

     Section 8.06 Notification to Certificateholders.

     Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01 Duties of Trustee and Securities Administrator.

     (a) (i) The Trustee and the Securities Administrator, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. In case an Event of
Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an Event of Default has occurred of which a
Responsible Officer of the Securities Administrator shall have actual knowledge
(which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a

                                      -168-

reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the
     Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this
     Agreement against the Trustee and the Securities Administrator and, in the
     absence of bad faith on the part of the Trustee and the Securities
     Administrator, the Trustee and the Securities Administrator may
     conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the
     Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
     Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the
     Trustee obtains actual knowledge of such default or Event of Default or any
     Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The
     Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such

                                      -169-

     default or Event of Default at its Corporate Trust Office from the Master
     Servicer, the Trustee, the Depositor or any Certificateholder; and

          (v) No provision in this Agreement shall require the Trustee or the
     Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as
     Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this
     Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

     (c) Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Securities Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

     (d) Wells Fargo Bank, N.A., in its capacity as Supplemental Interest Trust
Trustee, is hereby directed to execute and deliver, on behalf of the Trust, the
Interest Rate Agreements on

                                      -170-

the Closing Date and to enforce the obligations of the Cap Provider, Floor
Provider and Swap Provider under such Interest Rate Agreements thereafter, including by exercising any right that the Supplemental Interest Trust Trustee may have to designate an "Early Termination Date" under each Interest Rate
Agreement upon the occurrence of an "Event of Default" or a "Termination Event"
thereunder. Upon the occurrence of an "Early Termination Date" under an Interest
Rate Agreement, and at the direction of the Depositor, the Supplemental Interest
Trust Trustee shall use reasonable efforts to replace such Interest Rate
Agreement with one that is furnished by a replacement for the Swap Provider, Cap
Provider or Floor Provider, as the case may be, acceptable to each Rating
Agency, and the Supplemental Interest Trust Trustee shall hold in trust any amount that is paid to it by the Swap Provider, Cap Provider or Floor Provider,
as the case may be, in respect of any such "Early Termination Date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for such Interest Rate
Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Supplemental Interest Trust Trustee shall deposit such portion in the Swap Account (with respect to Interest Rate Swap
Agreement and the Interest Rate Cap Agreement) or the Interest Rate Floor
Account (with respect to the Interest Rate Floor Agreement). If such amount is insufficient to purchase a replacement for the applicable Interest Rate
Agreement, the Supplemental Interest Trust Trustee shall apply such amount to replace so much of such Interest Rate Agreement as it is possible to replace with such amount. If the Swap Provider, the Cap Provider or the Floor Provider
transfers its rights and obligations under the related Interest Rate Agreement to another party in accordance therewith or the Supplemental Interest Trust
Trustee replaces an Interest Rate Agreement with one that is furnished by a replacement for the Swap Provider, the Cap Provider or the Floor Provider, as
the case may be, acceptable to each Rating Agency in accordance with this
Agreement, then the Supplemental Interest Trust Trustee shall execute and deliver the related replacement for or novation of the related Interest Rate
Agreement.

     In addition, upon its receipt from BANA of each "significance estimate" of the Interest Rate Swap Agreement and the Interest Rate Cap Agreement pursuant to the Mortgage Loan Purchase Agreement, the Supplemental Interest Trust Trustee
shall, on the basis of such "significance estimate," calculate the Interest Rate
Swap Agreement's and the Interest Rate Cap Agreement's "significance percentage"
of the aggregate Class Certificate Balance of the Overcollateralized
Certificates (in the case of the Interest Rate Swap Agreement) and the Class
5-A-1 Certificates (in the case of the Interest Rate Cap Agreement) as of the date of such "significance estimate" in accordance with Item 1115 of Regulation
AB. For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such
"significance estimate" and the denominator of which is such related Class
Certificate Balance or Balances. The Supplemental Interest Trust Trustee also shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Swap Provider or the Cap Provider, as the case may be, in any report required to be filed with the Commission pursuant to Section 3.22, and if it does, the Supplemental
Interest Trust Trustee shall make a written request of the Swap Provider or the
Cap Provider, as the case may be, for such information in accordance with the schedule to the Interest Rate Swap Agreement not later than the third Business
Day after it receives the related "significance estimate." Upon its receipt of such information, the Supplemental Interest Trust

                                      -171-

Trustee shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

     In addition, upon its receipt from BANA of the percentage of the cash flow supporting the Offered Overcollateralized Certificates for which the Floor
Provider is liable or contingently liable pursuant to the Mortgage Loan Purchase
Agreement, the Supplemental Interest Trust Trustee shall determine as of such date whether such percentage would require disclosure of financial information with respect to the Floor Provider in any report required to be filed with the
Commission pursuant to Section 3.22, and if it does, the Supplemental Interest
Trust Trustee shall make a written request of the Floor Provider for such information in accordance with the schedule to the Interest Rate Swap Agreement not later than the third Business Day after it receives such percentage. Upon its receipt of such information, the Supplemental Interest Trust Trustee shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

     Section 9.02 Certain Matters Affecting the Trustee and the Securities
Administrator.

     Except as otherwise provided in Section 9.01:

          (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities
     Administrator, as applicable, may prescribe;

          (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
     Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
     9.01(b)(v), nothing contained herein shall relieve the Trustee or the
     Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                                      -172-

          (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%;
     provided, however, that if the payment within a reasonable time to the
     Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as the
     case may be, not reasonably assured to the Trustee or the Securities
     Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

          (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
     Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 9.03 Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or the Master Servicer, as applicable, and neither the Trustee nor the Securities Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the
Certificates or any Mortgage Loans save that the Trustee and the Securities
Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

                                      -173-

     Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this
Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the
Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity;
the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master
Servicer (other than if the Trustee shall assume the duties of the Master
Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the
Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities
Administrator hereunder; or any action by the Trustee or the Securities
Administrator taken at the instruction of the Master Servicer (other than if the
Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the
Master Servicer); provided, however, that the foregoing shall not relieve the
Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the
Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04 Trustee and Securities Administrator May Own Certificates.

     Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

     Section 9.05 Eligibility Requirements for Trustee and the Securities
Administrator.

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     The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and
(b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or
State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch and S&P or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of
Certificates. The Trustee shall not be an affiliate of the Depositor, the Master
Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities Administrator (other than the initial
Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such
Trustee or Securities Administrator is appointed Trustee or Securities
Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities
Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 9.06.

     The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be either an institution (a) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's, at least
"A" by S&P and at least "A" by Fitch and or (b) whose serving as Securities
Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. If no successor Securities
Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities
Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement.
Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder; provided, however, that any such institution appointed as successor Securities Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the
Securities Administrator. The Trustee shall notify the Rating Agencies of any change of the Securities Administrator.

                                      -175-

     Section 9.06 Resignation and Removal of Trustee and the Securities
Administrator.

         The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer, the NIMS Insurer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities
Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or
Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

     If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

     Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

     Notwithstanding anything to the contrary contained herein, the Master
Servicer and the Securities Administrator shall at all times be the same Person.

                                      -176-

     Section 9.07 Successor Trustee or Securities Administrator.

     Any successor Trustee or successor Securities Administrator appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Master
Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities
Administrator shall become effective and such successor Trustee or Securities
Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or
Securities Administrator, as applicable, herein. The predecessor Trustee or
Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or
Securities Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities
Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to the NIMS Insurer, all
Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or
Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the
Master Servicer.

     Section 9.08 Merger or Consolidation of Trustee or Securities
Administrator.

     Any corporation or banking association into which either the Trustee or the
Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this

                                      -177-

Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the
Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     Section 9.09 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the
Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The
Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the
Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of

                                      -178-

this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents.

     The Securities Administrator may appoint one or more authenticating agents
("Authenticating Agents") that shall be authorized to act on behalf of the
Securities Administrator in authenticating or countersigning Certificates.
Initially, the Authenticating Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of
Certificates by the Securities Administrator or the Securities Administrator's
certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities
Administrator by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an
Authenticating Agent. Each Authenticating Agent must be acceptable to the Master
Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment

                                      -179-

hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses.

     The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Securities
Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the Certificate Account as compensation for its services hereunder. The Trustee and the Securities
Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the
Certificates, or (iii) the performance of any of the Trustee's or Securities
Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any
ERISA-Restricted Certificate or the Residual Certificate not in compliance with
ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and
except for any such expense, disbursement or advance as may arise from the
Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities
Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the
Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or
Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

     Section 9.12 Appointment of Custodian.

     The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master
Servicer. Subject to this Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the
Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

                                      -180-

     Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the
Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of a Custodian to perform any of its obligations under Section 3.21.
Notwithstanding the foregoing, in no event shall a Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

     Section 9.13 Paying Agents.

     The Securities Administrator may appoint one or more Paying Agents (each, a
"Paying Agent") which shall be authorized to act on behalf of the Securities
Administrator in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.09 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the
Certificate Account by the Securities Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A.
Whenever reference is made in this Agreement to a distribution by the Securities
Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying Agent. Each Paying Agent
shall provide to the Securities Administrator such information concerning the
Certificate Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Securities
Administrator out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with

                                      -181-

the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

     Section 9.14 Limitation of Liability.

     The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this
Agreement. Each of the undertakings and agreements made on the part of the
Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee or Securities Administrator May Enforce Claims Without
Possession of Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement.

     In case an Event of Default or other default by the Master Servicer or the
Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the
Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the
Certificateholders.

     Section 9.17 Waiver of Bond Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

                                      -182-

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans.

     Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the
Trustee created hereby (other than the obligation of the Securities
Administrator to make certain payments to Certificateholders after the Final
Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.05(b) and
5.06(b)) shall terminate upon the last action required to be taken by the
Securities Administrator on the Final Distribution Date pursuant to this Article
X following the earlier of (a) the later of (I) the purchase by the Master
Servicer of all of the Shifting Interest Mortgage Loans and all related REO
Property remaining in the Trust Estate at a price equal to the sum of (x) 100%
of the unpaid principal balance of each Shifting Interest Mortgage Loan (other than any Shifting Interest Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below),
(y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Shifting
Interest Mortgage Loan (including any Shifting Interest Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a Shifting Interest Mortgage Loan and (II) the purchase by the NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the majority Holder of the Class CE Certificates (or if (i) such Holder fails to purchase on the OC Optional Termination Date or (ii)
such Holder is the Sponsor, or an affiliate of the Sponsor, the Master Servicer of the Mortgage Loans) of all of the OC Mortgage Loans and all related REO
Property remaining in the Trust Estate at a price equal to the sum of (x) 100%
of the unpaid principal balance of each OC Mortgage Loan (other than any OC
Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest
Rate on the unpaid principal balance of each OC Mortgage Loan (including any OC
Mortgage Loan as to which REO Property has been acquired) and (z) any
Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a OC
Mortgage Loan or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all REO Property.

     No party may exercise its purchase option for the Shifting Interest
Mortgage Loans or the OC Mortgage Loans, as the case may be, until all
Reimbursement Amounts for such Mortgage Loans have been paid. The Securities
Administrator shall notify the Sponsor, upon notice of a party's intent to exercise its purchase option of any related Reimbursement Amount outstanding.

                                      -183-

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

     The right of the Master Servicer to exercise its purchase option with respect to the Shifting Interest Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of all the Shifting Interest Mortgage Loans
being less than 10% of the aggregate unpaid principal balance of all the
Shifting Interest Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a)(I) of the first paragraph of this
Section 10.01 being less than or equal to the aggregate fair market value of the
Shifting Interest Mortgage Loans (other than any Shifting Interest Mortgage Loan as to which REO Property has been acquired) and the related REO Properties;
provided, however, that this clause (B) shall not apply to any purchase by the
Master Servicer if, at the time of the purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the first paragraph of this Section 10.01 will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to
Certificateholders pursuant to this Article X. If such right is exercised, the
Trustee (or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the Master Servicer or its designee the
Mortgage Files pertaining to the Shifting Interest Mortgage Loans being purchased. The Master Servicer's right, title and interest in and to such purchased Shifting Interest Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related
Servicing Agreements.

     The right of a party to exercise its purchase option with respect to the OC
Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of all of the OC Mortgage Loans being less than 10% of the aggregate unpaid principal balance of the OC Mortgage Loans as of the Cut-off Date and (B) the
purchase price calculated pursuant to clause (a)(II) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the OC Mortgage Loans (other than any OC Mortgage Loan as to which REO
Property has been acquired) and the REO Properties; provided, however, that this clause (B) shall not apply to any purchase by the Master Servicer if, at the time of the purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or
the OTS. Fair market value for purposes of this paragraph and the first paragraph of this Section 10.01 will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Article X. If such right is exercised, the Trustee (or Custodian on the
Trustee's behalf) shall, promptly following payment of the purchase price, release to the party exercising its purchase option or its designee the Mortgage
Files pertaining to the Mortgage Loans being purchased. The right, title and interest of the party exercising its purchase option with respect to the OC
Mortgage Loans in and to such purchased OC Mortgage Loans and the related
Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related Servicing Agreements.

     Notice of the exercise of any purchase option pursuant to this Section
10.01 and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or

                                      -184-

the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and for cancellation, shall be given promptly by the
Securities Administrator by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the applicable
Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2)
the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified.

     Upon the exercise of its purchase option, the applicable party shall remit to the Securities Administrator for deposit to the Certificate Account on or before the Final Distribution Date or the applicable Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final Distribution
Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

     Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 or 5.03 hereof, as applicable, on the Final Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to
Certificateholders of the same Class, all cash on hand with respect to the related REMICs (other than the amounts retained to meet claims). An amount shall be distributed in respect of interest and principal to the Uncertificated
Lower-Tier II Interests, the Uncertificated Middle-Tier II Interest, the
Uncertificated Shifting Interest Lower-Tier Interests and the Uncertificated
Shifting Interest Middle-Tier Interests, as applicable, in the same manner as principal and interest are distributed to such Uncertificated Lower-Tier II
Interests, Uncertificated Middle-Tier II Interest, Uncertificated Shifting
Interest Lower-Tier Interests and Uncertificated Shifting Interest Middle-Tier
Interests, respectively, as provided in Section 5.02 or 5.03, as applicable.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all related funds in the
Certificate Account not distributed in final distribution to such
Certificateholders of such Group to continue to be held by the Securities
Administrator in an Eligible Account for the benefit of such Certificateholders and the Securities Administrator shall give a second written notice to the remaining applicable Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their
Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

                                      -185-

     Section 10.02 Additional Termination Requirements.

     (a) (i) If a party exercises its purchase option as provided in Section
10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the
Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i)
result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC
Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a
REMIC at any time that any related Certificates are outstanding:

          (ii) within 90 days prior to the applicable Final Distribution Date set forth in the notice given by the Securities Administrator under Section
     10.01, the Securities Administrator shall sell the related Mortgage Loans and the REO Properties to the Master Servicer or the NIMS Insurer, as the
     case may be, for cash;

          (iii) the notice given by the Securities Administrator pursuant to
     Section 10.01 shall provide that such notice constitutes adoption of a plan of complete liquidation of the applicable REMIC or REMICs as of the date of such notice (or, if earlier, the date on which such notice was mailed to
     Certificateholders). The Securities Administrator shall also ensure that such date is specified in the final tax return of the applicable REMIC or
     REMICs; and

          (iv) the Middle-Tier II REMIC and the Upper-Tier II REMIC will be terminated on the same date that the Lower-Tier II REMIC is terminated, and the Shifting Interest Middle-Tier REMIC and the Shifting Interest
     Upper-Tier REMIC will be terminated on the same date that the Shifting
     Interest Lower-Tier REMIC is terminated.

     (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee, the
NIMS Insurer or the Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the related Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment.

     This Agreement may be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer (only to the extent such amendment relates to the
Overcollateralized Certificates), without the consent of any of the
Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to

                                      -186-

maintain the qualification of any REMIC created hereunder as a REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the
Code that would be a claim against the Trust Estate, provided that (a) the
Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the
Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect, (v) to provide for the rights of the NIMS Insurer and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (vi) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer (if the NIMS Insurer is affected by such amendment) and the
Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage
Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such
Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on
Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee, the NIMS Insurer and the Securities Administrator with an Opinion of
Counsel stating that such amendment would not adversely affect the qualification of any REMIC created hereunder as a REMIC or result in the imposition of any tax on any REMIC created hereunder and notice of the conclusion expressed in such
Opinion of Counsel shall be included with any such solicitation.

                                      -187-

     Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder, the NIMS Insurer and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

     Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

     Notwithstanding the foregoing, any amendment to this Agreement shall require the prior written consent of the Swap Provider if such amendment materially and adversely affects the rights or interests of the Swap Provider.

     Section 11.02 Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the

                                      -188-

parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any
Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04 Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT
REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF
THE GENERAL OBLIGATIONS LAW).

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

                                      -189-

     Section 11.05 Notices.

     All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the
Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America
Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255,
Attention: General Counsel and Chief Financial Officer, (b) in the case of the
Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland 21045, Attention: BAFC 2006-H, (c) in the case of the Securities
Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046,
Attention: BAFC, Series 2006-H, and for overnight delivery purposes, Wells Fargo
Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:
BAFC, Series 2006-H, with a copy to Wells Fargo Bank, N.A., Sixth and Marquette
Avenue, Minneapolis, Minnesota, 55479, Attention: BAFC, Series 2006-H, (d) in
the case of the Trustee, U.S. Bank National Association, 209 South LaSalle
Street, Suite 300, Chicago, Illinois 60604, Attention: Corporate Trust Services,
BAFC, Series 2006-H, Attention: Structured Finance Services, BAFC 2006-H, (e) in
the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York
10004, Attention: Residential Mortgage Surveillance Group; (f) in the case of
S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water
Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group;
and (g) in the case of Moody's, Moody's Investors Service, Inc., 99 Church
Street, New York, New York 10004, Attn: Residential Mortgage Surveillance Group
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid.

     It is the intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

                                      -190-

     Section 11.08 Access to List of Certificateholders.

     The Certificate Registrar will furnish or cause to be furnished to the
Trustee and the Securities Administrator, within fifteen (15) days after the receipt of a request by the Trustee and/or the Securities Administrator in
writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to
Certificateholders.

     If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization.

     The parties to this Agreement intend the conveyance by the Depositor to the
Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date)
and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the
Sponsor's rights under the Servicing Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the
Depositor's right, title and interest in and to the Mortgage Loans.

     Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness.

     The parties hereto acknowledge that interpretations of the requirements of
Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by

                                      -191-

the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and
the Custodian shall cooperate fully with the Depositor to deliver to the
Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities
Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

     Section 11.11 Third Party Beneficiary.

     Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and their successors hereunder, the NIMS Insurer and the Swap Provider, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     The NIMS Insurer and the Swap Provider shall be deemed third-party beneficiaries of this Agreement to the same extent as if they were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

                                      -192-

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING CORPORATION,
                                        as Depositor

                                        By:   /s/ Scott Evans
                                            ------------------------------------
                                            Name:  Scott Evans
                                            Title: Senior Vice President

                                        WELLS FARGO BANK, N.A., as Master
                                        Servicer

                                        By:   /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name:  Peter A. Gobell
                                            Title: Vice President

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator

                                        By:   /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name:  Peter A. Gobell
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee

                                        By:   /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Name:  Melissa A. Rosal
                                            Title: Vice President

             [Signature Page to the Pooling and Servicing Agreement]

                                      -193-

STATE OF NORTH CAROLINA   )
                          ) ss.:
COUNTY OF MECKLENBURG     )
                          )

     On the 28th day of September, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that s/he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                 /s/  E. Blair Autrey
                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -194-

STATE OF MARYLAND     )
                      ) ss.:
COUNTY OF BALTIMORE   )
                      )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells
Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                 /s/ Graham M. Oglesby
                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires January 7, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -195-

STATE OF MARYLAND     )
                      ) ss.:
COUNTY OF BALTIMORE   )
                      )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells
Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                /s/ Graham M. Oglesby
                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires January 7, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -196-

STATE OF ILLINOIS  )
                   ) ss.:
COUNTY OF COOK     )
                   )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Gobell, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S.
Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

                                                 /s/ Patricia M. Child
                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires October 20, 2007.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -197-

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $51,178,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AA 1

ISIN No.:                   US05950PAA12

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-1A1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $2,531,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AB 9

ISIN No.:                   US05950PAB94

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-1A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1A2-3

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the
Certificate of the above-referenced Class with respect to a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $100.00

Initial Class Certificate
Balance of this Class:      $100.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AC 7

ISIN No.:                   US05950PAC77

     THIS CERTIFIES THAT __________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-1AR-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Any distribution of the proceeds of any remaining assets of the applicable subaccounts of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 1-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

     This Class 1-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing assets of a Plan.

                                    A-1AR-3

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $100,000,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AD 5

ISIN No.:                   US05950PAD50

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-2A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $118,702,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AE3

ISIN No.:                   US05950PAE34

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2A2-3

                                  EXHIBIT A-2A3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $97,158,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AF 0

ISIN No.:                   US05950PAF09

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2A3-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2A3-3

                                  EXHIBIT A-2A4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES, THE CLASS 2-A-2
CERTIFICATES AND THE CLASS 2-A-3 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     A-2A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $15,620,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AG 8

ISIN No.:                   US05950PAG81

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-2A4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-2A4-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $69,580,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AH 6

ISIN No.:                   US05950PAH64

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $21,973,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AJ 2

ISIN No.:                   US05950PAJ21

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A2-3

                                  EXHIBIT A-3A3

                    [FORM OF FACE OF CLASS 3-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OR INCREASES OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE
MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.
ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS OR
MORE THAN THE AMOUNT SET FORTH BELOW.

                                     A-3A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Notional Amount
of this Certificate
("Denomination"):           $

Initial Notional
Amount of this Class:       $21,973,000.00

Pass-Through Rate:          Fixed

CUSIP No.:                  05950P BK 8

ISIN No.:                   US05950PBK84

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 3-A-3 Certificate is not entitled to any distributions with respect to principal.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

                                     A-3A3-2

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A3-3

                                  EXHIBIT A-3A4

                    [FORM OF FACE OF CLASS 3-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES AND THE CLASS 3-A-2
CERTIFICATES WILL BE BORNE BY THE CLASS 3-A-4 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-3A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 3-A-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $4,528,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P BL 6

ISIN No.:                   US05950PBL67

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A4-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $96,040,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AK 9

ISIN No.:                   US05950PAK93

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $30,792,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AL 7

ISIN No.:                   US05950PAL76

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Notional Amount
of this Certificate
("Denomination"):           $

Initial Notional
Amount of this Class:       $30,792,000.00

Pass-Through Rate:          Fixed

CUSIP No.:                  05950P AM 5

ISIN No.:                   US05950PAM59

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 4-A-3 Certificate is not entitled to any distributions with respect to principal.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

                                     A-4A3-2

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES AND CLASS 4-A-2
CERTIFICATES WILL BE BORNE BY THE CLASS 4-A-4 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $6,272,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AN 3

ISIN No.:                   US05950PAN33

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A4-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, A PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE
REPRESENTED BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR
INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF THE
DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION ("PTE") GRANTED TO BANC OF
AMERICA SECURITIES LLC AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
CLASS EXEMPTION 84-14 (FOR TRANSACTIONS BY INDEPENDENT "QUALIFIED PROFESSIONAL
ASSET MANAGERS"), 91-38 (FOR TRANSACTIONS BY BANK COLLECTIVE INVESTMENT FUNDS),
90-1 (FOR TRANSACTIONS BY INSURANCE COMPANY POOLED SEPARATE

                                     A-5A1-1

ACCOUNTS), 95-60 (FOR TRANSACTIONS BY INSURANCE COMPANY GENERAL ACCOUNTS) OR
96-23 (FOR TRANSACTIONS EFFECTED BY "IN-HOUSE ASSET MANAGERS").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $431,225,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AS 2

ISIN No.:                   US05950PAS20

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-5A1-3

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5A1-4

                                  EXHIBIT A-5A2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE

                                    A-5A2-1

SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-5A2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $47,914,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AT 0

ISIN No.:                   US05950PAT03

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-5A2-3

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5A2-4

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, A PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE
REPRESENTED BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR
INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF THE
DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION ("PTE") GRANTED TO BANC OF
AMERICA SECURITIES LLC AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
CLASS EXEMPTION 84-14 (FOR TRANSACTIONS BY INDEPENDENT "QUALIFIED PROFESSIONAL
ASSET MANAGERS"), 91-38 (FOR TRANSACTIONS BY BANK COLLECTIVE INVESTMENT FUNDS),
90-1 (FOR TRANSACTIONS BY INSURANCE COMPANY POOLED SEPARATE

                                    A-6A1-1

ACCOUNTS), 95-60 (FOR TRANSACTIONS BY INSURANCE COMPANY GENERAL ACCOUNTS) OR
96-23 (FOR TRANSACTIONS EFFECTED BY "IN-HOUSE ASSET MANAGERS").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-6A1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $583,857,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AU 7

ISIN No.:                   US05950PAU75

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-6A1-3

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6A1-4

                                  EXHIBIT A-6A2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE

                                    A-6A2-1

SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-6A2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $64,872,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AV 5

ISIN No.:                   US05950PAV58

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-6A2-3

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6A2-4

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, GROUP 2, GROUP 3 AND GROUP 4 AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS
EQUIVALENT, THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
IF THE RATING OF THIS CERTIFICATE FALLS BELOW BBB- OR ITS EQUIVALENT, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION

                                     B-B1-1

LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR,
STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR
USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG.
35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF
SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION
WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL
NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR
THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND
SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST
THEREIN AT ANY TIME THAT THIS CERTIFICATE HAS A RATING LOWER THAN BBB- OR ITS
EQUIVALENT SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE
REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON
SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL
REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $16,084,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AP 8

ISIN No.:                   US05950PAP80

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B1-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B1-4

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, GROUP 2, GROUP 3 AND GROUP 4 AND THE CLASS B-1 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS
EQUIVALENT, THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
IF THE RATING OF THIS CERTIFICATE FALLS BELOW BBB- OR ITS EQUIVALENT, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION

                                     B-B2-1

LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR,
STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR
USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG.
35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF
SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION
WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL
NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR
THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND
SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST
THEREIN AT ANY TIME THAT THIS CERTIFICATE HAS A RATING LOWER THAN BBB- OR ITS
EQUIVALENT SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE
REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON
SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL
REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $4,825,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AQ 6

ISIN No.:                   US05950PAQ63

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B2-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B2-4

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, GROUP 2, GROUP 3 AND GROUP 4, THE CLASS B-1 CERTIFICATES AND THE
CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS
EQUIVALENT, THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
IF THE RATING OF THIS CERTIFICATE FALLS BELOW BBB- OR ITS EQUIVALENT, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE

                                     B-B3-1

DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT
(A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS
OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY,
THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE
COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT
THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN
WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE
TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN AT
ANY TIME THAT THIS CERTIFICATE HAS A RATING LOWER THAN BBB- OR ITS EQUIVALENT
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $2,895,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P AR 4

ISIN No.:                   US05950PAR47

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B3-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B3-4

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, GROUP 2, GROUP 3 AND GROUP 4, THE CLASS B-1 CERTIFICATES, THE CLASS
B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-B4-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,930,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P BG 7

ISIN No.:                   US05950PBG72

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The
Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, GROUP 2, GROUP 3 AND GROUP 4, THE CLASS B-1 CERTIFICATES, THE CLASS
B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                     B-B5-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-5

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,609,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P BH 5

ISIN No.:                   US05950PBH55

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B5-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The
Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, GROUP 2, GROUP 3 AND GROUP 4, THE CLASS B-1 CERTIFICATES, THE CLASS
B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE
CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                     B-B6-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class B-6

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,608,344.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950P BJ 1

ISIN No.:                   US05950PBJ12

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B6-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The
Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B6-4

                                  EXHIBIT B-M1

                     [FORM OF FACE OF CLASS M-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6 AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE

                                     B-M1-1

SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT
THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN
WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE
TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-M1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $15,707,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AW 3

ISIN No.:                   US05950PAW32

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M1-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M1-4

                                  EXHIBIT B-M2

                     [FORM OF FACE OF CLASS M-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6 AND THE CLASS M-1 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR

                                     B-M2-1

EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $13,290,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AX 1

ISIN No.:                   US05950PAX15

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M2-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M2-4

                                  EXHIBIT B-M3

                     [FORM OF FACE OF CLASS M-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR

                                     B-M3-1

EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $8,458,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AY 9

ISIN No.:                   US05950PAY97

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M3-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M3-4

                                  EXHIBIT B-M4

                     [FORM OF FACE OF CLASS M-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES
AND THE CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR

                                     B-M4-1

EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $7,249,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P AZ 6

ISIN No.:                   US05950PAZ62

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M4-4

                                  EXHIBIT B-M5

                     [FORM OF FACE OF CLASS M-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES,
THE CLASS M-3 CERTIFICATES AND THE CLASS M-4 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE

                                     B-M5-1

UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A
REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY
SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF
IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS
CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-5

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $10,874,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P BA 0

ISIN No.:                   US05950PBA03

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M5-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M5-4

                                  EXHIBIT B-M6

                     [FORM OF FACE OF CLASS M-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES,
THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES AND THE CLASS M-5
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE

                                     B-M6-1

UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A
REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY
SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF
IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS
CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-6

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $6,041,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P BB 8

ISIN No.:                   US05950PBB85

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M6-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M6-4

                                  EXHIBIT B-M7

                     [FORM OF FACE OF CLASS M-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES,
THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5
CERTIFICATES AND THE CLASS M-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE

                                     B-M7-1

CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE
TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION
LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR,
STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR
USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG.
35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF
SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION
WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL
NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR
THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND
SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST
THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE
REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON
SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL
REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M7-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-7

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $7,853,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P BC 6

ISIN No.:                   US05950PBC68

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M7-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M7-4

                                  EXHIBIT B-M8

                     [FORM OF FACE OF CLASS M-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES,
THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5
CERTIFICATES, THE CLASS M-6 CERTIFICATES AND THE CLASS M-7 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE

                                     B-M8-1

CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE
TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION
LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR,
STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR
USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG.
35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF
SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION
WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL
NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR
THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND
SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST
THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE
REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON
SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL
REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-M8-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class M-8

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $6,645,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950P BD 4

ISIN No.:                   US05950PBD42

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-M8-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-M8-4

                                  EXHIBIT B-CE

                     [FORM OF FACE OF CLASS CE CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class CE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THE CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND GROUP 6 AND THE MEZZANINE CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT IT IS NOT,
AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH
PLAN TO EFFECT SUCH PURCHASE OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION

                                     B-CE-1

4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN
ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. THE POOLING
AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN
VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO
RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-CE-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                    Class CE

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:            1

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Percentage Interest:        100%

CUSIP No.:                  05950P BE 2

ISIN No.:                   US05950PBE25

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Group 5 Mortgage Loans and Group 6
Mortgage Loans, all as more specifically set forth herein and in the Pooling and
Servicing Agreement.

     Further, no transfer of a Class CE Certificate shall be made to a Plan or a person acting on behalf of or using the asset of a Plan, except as provided in the Pooling and Servicing Agreement.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                                     B-CE-3

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The
Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-CE-4

                                   EXHIBIT B-P

                      [FORM OF FACE OF CLASS P CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                     Class P

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT IT IS NOT,
AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH
PLAN TO EFFECT SUCH PURCHASE OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-P-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-H
                                     Class P

evidencing an interest in a Trust consisting primarily of six loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $100

CUSIP No.:                  05950P BF 9

ISIN No.:                   US05950PBF99

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Class P Certificates are limited in right of payment to Prepayment
Charges received on the Mortgage Loans serviced by Opteum and their Class
Certificate Balance, as more specifically set forth in the Pooling and Servicing
Agreement.

                                     B-P-2

     Further, no transfer of a Class P Certificate shall be made to a Plan or a person acting on behalf of or using the asset of a Plan, except as provided in the Pooling and Servicing Agreement.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The
Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-P-3

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

     On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and

                                      C-1

the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the
Pooling and Servicing Agreement. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future
Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Shifting Interest Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the Shifting Interest Mortgage Loans as of the Cut-off
Date, the Master Servicer has the option to purchase the such Mortgage Loans and related REO Properties under the conditions set forth in Section 10.01 of the
Pooling and Servicing Agreement. On any Distribution Date on which the aggregate
Stated Principal Balance of the OC Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the OC Mortgage Loans as of the Cut-off
Date, certain parties specified in the Pooling and Servicing Agreement have the option to purchase such Mortgage Loans and related REO Properties under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In
the event that no such terminations occur, the obligations and

                                      C-2

responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing
Agreement. In no event shall the Trust created by the Pooling and Servicing
Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the
United States to the Court of St. James, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

     IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By
                                           -------------------------------------
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By
                                           -------------------------------------
                                           Authorized Signatory

                                      C-4

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

     This information is provided by __________________________, the assignee named above, or, as its agent.

                                      C-5

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

                                      D-1-1

                                                                     Exhibit D-1

  LOANID        OCC        PROPTYPE    OTERM   CORTERM    OLTV    RATE     FPDATE      NDDATE    S_MATDATE     PANDI       PTDATE
----------   ---------   -----------   -----   -------   -----   -----   ---------   ---------   ---------   ---------   ---------

6049413708   Primary     SFR            360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,881.50    8/1/2006
6126718979   Primary     2-Family       360      358        70    6.25    8/1/2006    9/1/2006    7/1/2036    3,463.54    8/1/2006
6249865319   Primary     SFR            360      357     51.08   6.375    7/1/2006    9/1/2006    6/1/2036    5,046.88    8/1/2006
6133669090   Primary     SFR            360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    3,017.50    8/1/2006
6333752589   Primary     SFR            360      356     60.46       6    6/1/2006    9/1/2006    5/1/2036    2,267.09    8/1/2006
6365679072   Primary     PUD            360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,604.17    8/1/2006
6376136435   Primary     SFR            360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    2,354.17    8/1/2006
6463410925   Primary     SFR            360      356        60    6.25    6/1/2006    9/1/2006    5/1/2036    3,906.25    8/1/2006
6523485941   Secondary   Condo          360      356        75   6.375    6/1/2006    9/1/2006    5/1/2036   11,953.13    8/1/2006
6628877729   Primary     SFR            360      357     73.53   6.875    7/1/2006    9/1/2006    6/1/2036    7,161.46    8/1/2006
6941781947   Primary     Condo          360      356        80       6    6/1/2006    9/1/2006    5/1/2036    2,180.00    8/1/2006
6257831252   Primary     2-Family       360      359     76.67   5.375    9/1/2006    9/1/2006    8/1/2036    1,957.40    9/1/2006
6392522394   Primary     PUD            360      353        75   5.625    3/1/2006    9/1/2006    2/1/2036    3,410.77    8/1/2006
6432521380   Primary     SFR            360      353     38.76    6.25    3/1/2006   10/1/2006    2/1/2036    8,115.16    9/1/2006
6592439829   Primary     SFR            360      359        80    5.25    9/1/2006    9/1/2006    8/1/2036    2,660.00    9/1/2006
6702383883   Primary     PUD            360      354     71.43   5.875    4/1/2006    9/1/2006    3/1/2036    2,957.69    8/1/2006
6765851966   Primary     SFR            480      478     79.37   6.625    8/1/2006    9/1/2006    7/1/2046    2,971.93    8/1/2006
6809351809   Primary     SFR            360      353     69.04   6.125    3/1/2006    9/1/2006    2/1/2036    2,831.47    8/1/2006
6900497113   Secondary   SFR            360      359     62.14   5.375    9/1/2006   10/1/2006    8/1/2036    1,948.44    9/1/2006
6062438657   Primary     SFR            360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    2,552.33    9/1/2006
6106316927   Primary     SFR            360      359     76.75   6.375    9/1/2006   10/1/2006    8/1/2036    2,450.55    9/1/2006
6135897962   Secondary   Condo          360      358     69.23   6.375    8/1/2006    9/1/2006    7/1/2036    7,171.88    8/1/2006
6180652734   Secondary   Condo - Low    360      360        80   6.125   10/1/2006   10/1/2006    9/1/2036    5,532.92   10/1/2006
6355051860   Primary     SFR            360      358      71.5   6.375    8/1/2006    9/1/2006    7/1/2036    2,658.91    8/1/2006
6503739044   Primary     Townhouse      360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    2,552.33    9/1/2006
6579092278   Secondary   PUD            360      359        64    6.25    9/1/2006    9/1/2006    8/1/2036    4,166.67    9/1/2006
6631273676   Primary     PUD            360      358        80   5.875    8/1/2006    9/1/2006    7/1/2036    2,349.80    8/1/2006
6886314472   Primary     SFR            360      358     63.22    6.25    8/1/2006   10/1/2006    7/1/2036    2,864.58    9/1/2006
6920354047   Primary     Condo          360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    2,470.00    9/1/2006
6956455478   Primary     PUD            360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    2,715.42    8/1/2006
6959127314   Primary     PUD            360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    2,858.33    8/1/2006
6019002580   Primary     SFR            360      358      77.4   6.375    8/1/2006    9/1/2006    7/1/2036    4,111.88    8/1/2006
6074596617   Secondary   PUD            360      357     79.96    5.75    7/1/2006    9/1/2006    6/1/2036    2,501.02    8/1/2006
6177436695   Primary     PUD            360      358     70.92    6.25    8/1/2006    9/1/2006    7/1/2036    2,604.17    8/1/2006
6180989193   Primary     SFR            360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    4,766.67    8/1/2006
6240987468   Primary     Condo          360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,288.00    8/1/2006
6431301800   Primary     SFR            360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    3,227.63    8/1/2006
6434753403   Primary     SFR            360      357     62.03   5.875    7/1/2006    9/1/2006    6/1/2036    2,398.96    8/1/2006
6443014862   Primary     SFR            360      358     62.07   5.875    8/1/2006    9/1/2006    7/1/2036    4,406.25    8/1/2006
6451002999   Secondary   PUD            360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    2,337.50    8/1/2006
6626382573   Primary     PUD            360      358        75    6.25    8/1/2006    9/1/2006    7/1/2036    3,828.12    8/1/2006
6756527476   Primary     PUD            360      358     69.77   6.375    8/1/2006   10/1/2006    7/1/2036    3,187.50    9/1/2006
6804158886   Primary     PUD            360      357     69.77   6.375    7/1/2006   10/1/2006    6/1/2036    3,187.50    9/1/2006
6143822291   Primary     SFR            360      356     62.86   6.375    6/1/2006    9/1/2006    5/1/2036    3,506.25    8/1/2006
6165318566   Primary     Condo          360      357     76.44    5.25    7/1/2006   10/1/2006    6/1/2036    3,193.75    9/1/2006
6214100403   Primary     SFR            360      357     75.36   6.125    7/1/2006    9/1/2006    6/1/2036    2,950.21    8/1/2006
6280682664   Primary     Condo          360      357     67.31   6.375    7/1/2006    9/1/2006    6/1/2036    2,581.88    8/1/2006
  50209279   Investor    Condo          360      341        80    5.75    3/1/2005   10/1/2006    2/1/2035    1,867.43    9/1/2006
  53661401   Investor    SFR            360      345        75    5.75    7/1/2005    9/1/2006    6/1/2035    2,254.05    8/1/2006
  53952255   Primary     SFR            360      348        80    5.75   10/1/2005    9/1/2006    9/1/2035    3,637.83    8/1/2006
  55107015   Primary     SFR            360      351        80    5.75    1/1/2006    9/1/2006   12/1/2035    1,821.72    8/1/2006
  57079865   Primary     SFR            360      347        80    5.75    9/1/2005   10/1/2006    8/1/2035    1,495.00    9/1/2006
  57219446   Investor    SFR            360      348        80    5.75   10/1/2005    9/1/2006    9/1/2035    2,836.03    8/1/2006
  57262792   Primary     SFR            360      346        80    5.75    8/1/2005    9/1/2006    7/1/2035    1,609.62    8/1/2006
  57315905   Secondary   SFR            360      347     50.21    5.75    9/1/2005   10/1/2006    8/1/2035    1,916.67    9/1/2006
  57377871   Investor    Condo          360      347        80    5.75    9/1/2005    9/1/2006    8/1/2035    2,187.70    8/1/2006
  57795437   Primary     SFR            360      348        80    5.75   10/1/2005    9/1/2006    9/1/2035    1,956.73    8/1/2006
  58217233   Investor    SFR            360      348        80    5.75   10/1/2005   10/1/2006    9/1/2035    1,243.92    9/1/2006
  59663294   Primary     SFR            360      352     66.67    5.75    2/1/2006    9/1/2006    1/1/2036    1,341.45    8/1/2006
  60685344   Primary     SFR            360      351     79.84    5.75    1/1/2006    9/1/2006   12/1/2035    2,935.37    8/1/2006
  60807633   Primary     SFR            360      350        65    5.75   12/1/2005    9/1/2006   11/1/2035    2,335.94    8/1/2006
  60889763   Primary     SFR            360      350     59.65    5.75   12/1/2005    9/1/2006   11/1/2035    9,583.33    8/1/2006
  61057733   Primary     Condo          360      351        80    5.75    1/1/2006    9/1/2006   12/1/2035    2,011.58    8/1/2006
  61164224   Primary     SFR            360      351     30.06    5.75    1/1/2006    9/1/2006   12/1/2035    2,982.06    8/1/2006
 141244285   Primary     SFR            360      350     58.83    5.75   12/1/2005   10/1/2006   11/1/2035    1,930.96    9/1/2006
 142861558   Primary     SFR            360      342     70.18    5.75    4/1/2005    9/1/2006    3/1/2035    2,334.30    8/1/2006
 143028173   Investor    Condo          360      343        70    5.75    5/1/2005    9/1/2006    4/1/2035    3,492.69    8/1/2006
 143444552   Investor    SFR            360      342        65    5.75    4/1/2005    9/1/2006    3/1/2035    3,793.22    8/1/2006
 143673747   Primary     SFR            360      343        75    5.75    5/1/2005    9/1/2006    4/1/2035    2,910.57    8/1/2006
 144040433   Primary     SFR            360      345     69.64    5.75    7/1/2005    9/1/2006    6/1/2035    2,844.92    8/1/2006
 144597382   Primary     SFR            360      345     75.76    5.75    7/1/2005   10/1/2006    6/1/2035    2,917.87    9/1/2006
 144861721   Primary     SFR            360      346        80    5.75    8/1/2005    9/1/2006    7/1/2035    2,887.27    8/1/2006
 144920238   Primary     SFR            360      346     55.29    5.75    8/1/2005    9/1/2006    7/1/2035    2,742.80    8/1/2006
 145323499   Primary     SFR            360      347        80    5.75    9/1/2005    9/1/2006    8/1/2035    2,786.83    8/1/2006
 145553327   Primary     SFR            360      346        80    5.75    8/1/2005    9/1/2006    7/1/2035    1,859.17    8/1/2006
 147085922   Primary     2-Family       360      350        80    5.75   12/1/2005    9/1/2006   11/1/2035    2,583.81    8/1/2006
 147798821   Primary     SFR            360      350     76.35    5.75   12/1/2005    9/1/2006   11/1/2035    2,707.29    8/1/2006
 147856629   Primary     SFR            360      351     64.46    5.75    1/1/2006    9/1/2006   12/1/2035    3,991.83    8/1/2006
 148025398   Primary     SFR            360      350        80    5.75   12/1/2005    9/1/2006   11/1/2035    1,695.06    8/1/2006
 148050248   Primary     2-Family       360      350        80    5.75   12/1/2005   10/1/2006   11/1/2035    2,296.17    9/1/2006
 148077571   Primary     SFR            360      350      43.2    5.75   12/1/2005    9/1/2006   11/1/2035    4,140.00    8/1/2006
 148221559   Primary     Condo          360      350        80    5.75   12/1/2005    9/1/2006   11/1/2035    2,764.79    8/1/2006
 148225881   Primary     SFR            360      350        80    5.75   12/1/2005    9/1/2006   11/1/2035    3,711.53    8/1/2006
 148462484   Primary     SFR            360      350        80    5.75   12/1/2005    9/1/2006   11/1/2035    2,625.83    8/1/2006
 148530736   Primary     SFR            360      350     23.81    5.75   12/1/2005   10/1/2006   11/1/2035    4,791.66    9/1/2006
 148607195   Investor    Condo          360      351        80    5.75    1/1/2006   10/1/2006   12/1/2035    1,800.85    9/1/2006
 148759806   Primary     Condo          360      351        80    5.75    1/1/2006    9/1/2006   12/1/2035    1,858.78    8/1/2006
 148809148   Primary     Condo          360      351        80    5.75    1/1/2006    9/1/2006   12/1/2035    1,636.83    8/1/2006
 148847254   Primary     SFR            360      352     28.57    5.75    2/1/2006    9/1/2006    1/1/2036    2,395.83    8/1/2006
 148868805   Primary     SFR            360      352     71.23    5.75    2/1/2006    9/1/2006    1/1/2036    3,114.58    8/1/2006
 148888936   Primary     SFR            360      352        80    5.75    2/1/2006   10/1/2006    1/1/2036    1,932.00    9/1/2006
 148097983   Primary     SFR            360      350        80    5.75   12/1/2005    9/1/2006   11/1/2035    3,413.55    8/1/2006
 148646649   Primary     SFR            360      351     70.73    5.75    1/1/2006    9/1/2006   12/1/2035    1,389.58    8/1/2006
6171554972   Secondary   Condo - Low    360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,449.77    9/1/2006
6823730715   Primary     SFR            360      360        80   7.125   10/1/2006   10/1/2006    9/1/2036    3,097.00   10/1/2006

  LOANID         OBAL           COBAL       PURPOSE      DOC          OAPPVAL       FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN
----------   ------------   ------------   --------   -----------   ------------   ---------   -------   -----   ------   ------

6049413708     542,400.00     542,400.00   Purchase   Standard        678,000.00    6/1/2009    12.375    2.25      2      2.25
6126718979     665,000.00     665,000.00   Purchase   Stated          950,000.00    7/1/2009     12.25    2.25      2      2.25
6249865319     950,000.00     950,000.00   C/O Refi   Stated        1,860,000.00    6/1/2009    12.375    2.25      2      2.25
6133669090     568,000.00     568,000.00   Purchase   Standard        710,000.00    6/1/2009    12.375    2.25      2      2.25
6333752589     453,417.00     453,417.00   C/O Refi   Stated          750,000.00    5/1/2009        12    2.25      2      2.25
6365679072     500,000.00     500,000.00   Purchase   Stated          625,000.00    5/1/2009     12.25    2.25      2      2.25
6376136435     452,000.00     451,707.58   Purchase   Standard        565,000.00    6/1/2009     12.25    2.25      2      2.25
6463410925     750,000.00     750,000.00   C/O Refi   Stated        1,250,000.00    5/1/2009     12.25    2.25      2      2.25
6523485941   2,250,000.00   2,250,000.00   Purchase   Standard      3,150,000.00    5/1/2009    12.375    2.25      2      2.25
6628877729   1,250,000.00   1,250,000.00   R/T Refi   Stated        1,700,000.00    6/1/2009    12.875    2.25      2      2.25
6941781947     436,000.00     436,000.00   Purchase   Standard        550,000.00    5/1/2009        12    2.25      2      2.25
6257831252     437,000.00     437,000.00   R/T Refi   Stated          570,000.00    8/1/2009    11.375    2.25      2      2.25
6392522394     592,500.00     588,003.16   Purchase   Stated          790,000.00    2/1/2009    11.625    2.25      2      2.25
6432521380   1,318,000.00   1,309,107.53   R/T Refi   Stated        3,400,000.00    2/1/2009     12.25    2.25      2      2.25
6592439829     608,000.00     608,000.00   Purchase   Standard        760,000.00    8/1/2009     11.25    2.25      2      2.25
6702383883     500,000.00     496,903.67   Purchase   Stated          760,000.00    3/1/2009    11.875    2.25      2      2.25
6765851966     500,000.00     499,575.81   C/O Refi   Stated          630,000.00    7/1/2009    12.625    2.25      2      2.25
6809351809     466,000.00     462,780.53   R/T Refi   Stated          675,000.00    2/1/2009    12.125    2.25      2      2.25
6900497113     435,000.00     434,982.55   C/O Refi   Stated          700,000.00    8/1/2009    11.375    2.25      2      2.25
6062438657     471,200.00     471,200.00   Purchase   Rapid           590,000.00    8/1/2009      12.5    2.25      2      2.25
6106316927     461,280.00     461,280.00   R/T Refi   SISA            601,000.00    8/1/2009    12.375    2.25      2      2.25
6135897962   1,350,000.00   1,350,000.00   Purchase   Standard      2,000,000.00    7/1/2009    12.375    2.25      2      2.25
6180652734   1,084,000.00   1,084,000.00   Purchase   Rapid         1,450,000.00    9/1/2009    12.125    2.25      2      2.25
6355051860     500,500.00     500,500.00   R/T Refi   Standard        700,000.00    7/1/2009    12.375    2.25      2      2.25
6503739044     471,200.00     471,200.00   Purchase   Standard        595,000.00    8/1/2009      12.5    2.25      2      2.25
6579092278     800,000.00     800,000.00   Purchase   Reduced       1,250,000.00    8/1/2009     12.25    2.25      2      2.25
6631273676     479,960.00     479,960.00   Purchase   Reduced         600,000.00    7/1/2009    11.875    2.25      2      2.25
6886314472     550,000.00     550,000.00   Purchase   Reduced         870,000.00    7/1/2009     12.25    2.25      2      2.25
6920354047     456,000.00     456,000.00   C/O Refi   Standard        570,000.00    8/1/2009      12.5    2.25      2      2.25
6956455478     532,000.00     532,000.00   Purchase   Standard        670,000.00    7/1/2009    12.125    2.25      2      2.25
6959127314     560,000.00     560,000.00   Purchase   Standard        700,000.00    7/1/2009    12.125    2.25      2      2.25
6019002580     774,000.00     774,000.00   R/T Refi   Standard      1,000,000.00    7/1/2009    12.375    2.25      2      2.25
6074596617     522,000.00     521,902.27   Purchase   Rapid           655,000.00    6/1/2009     11.75    2.25      2      2.25
6177436695     500,000.00     499,901.00   C/O Refi   Rapid           705,000.00    7/1/2009     12.25    2.25      2      2.25
6180989193     880,000.00     880,000.00   Purchase   SISA          1,100,000.00    7/1/2009      12.5    2.25      2      2.25
6240987468     422,400.00     422,400.00   Purchase   Rapid           528,000.00    7/1/2009      12.5    2.25      2      2.25
6431301800     531,200.00     530,164.77   Purchase   Reduced         700,000.00    7/1/2009    12.125    2.25      2      2.25
6434753403     490,000.00     489,997.91   Purchase   Standard        790,000.00    6/1/2009    11.875    2.25      2      2.25
6443014862     900,000.00     900,000.00   C/O Refi   Rapid         1,450,000.00    7/1/2009    11.875    2.25      2      2.25
6451002999     440,000.00     440,000.00   Purchase   Standard        575,000.00    7/1/2009    12.375    2.25      2      2.25
6626382573     735,000.00     735,000.00   Purchase   Rapid         1,016,000.00    7/1/2009     12.25    2.25      2      2.25
6756527476     600,000.00     600,000.00   C/O Refi   Standard        860,000.00    7/1/2009    12.375    2.25      2      2.25
6804158886     600,000.00     600,000.00   Purchase   Rapid           870,000.00    6/1/2009    12.375    2.25      2      2.25
6143822291     660,000.00     660,000.00   C/O Refi   Standard      1,050,000.00    5/1/2009    12.375    2.25      2      2.25
6165318566     730,000.00     730,000.00   R/T Refi   SISA            955,000.00    6/1/2009     11.25    2.25      2      2.25
6214100403     578,000.00     577,949.41   R/T Refi   Standard        767,000.00    6/1/2009    12.125    2.25      2      2.25
6280682664     486,000.00     486,000.00   C/O Refi   Rapid           722,000.00    6/1/2009    12.375    2.25      2      2.25
  50209279     320,000.00     313,370.82   Purchase   Full            407,000.00    2/1/2008     11.75    2.75      2      2.75
  53661401     386,250.00     379,993.82   C/O Refi   Full            515,000.00    6/1/2008     11.75    2.75      2      2.75
  53952255     759,200.00     759,200.00   Purchase   Full            950,000.00    9/1/2008     11.75    2.75      2      2.75
  55107015     380,184.00     380,184.00   Purchase   Full            476,000.00   12/1/2008     11.75    2.75      2      2.75
  57079865     312,000.00     312,000.00   C/O Refi   Asset Only      390,000.00    8/1/2008     11.75    2.75      2      2.75
  57219446     592,000.00     591,866.16   Purchase   Full            745,000.00    9/1/2008     11.75    2.75      2      2.75
  57262792     335,920.00     335,920.00   Purchase   Full            420,000.00    7/1/2008     11.75    2.75      2      2.75
  57315905     600,000.00     400,000.00   Purchase   Asset Only    1,240,000.00    8/1/2008     11.75    2.75      2      2.75
  57377871     374,880.00     364,891.89   Purchase   Full            490,000.00    8/1/2008     11.75    2.75      2      2.75
  57795437     408,361.00     408,361.00   Purchase   Full            514,000.00    9/1/2008     11.75    2.75      2      2.75
  58217233     259,600.00     259,600.00   Purchase   Full            324,500.00    9/1/2008     11.75    2.75      2      2.75
  59663294     280,000.00     279,955.00   Purchase   Asset Only      425,000.00    1/1/2009     11.75    2.75      2      2.75
  60685344     503,000.00     498,178.72   R/T Refi   Full            630,000.00   12/1/2008     11.75    2.75      2      2.75
  60807633     487,500.00     487,500.00   C/O Refi   Full            750,000.00   11/1/2008     11.75    2.75      2      2.75
  60889763   2,000,000.00   2,000,000.00   Purchase   Asset Only    3,550,000.00   11/1/2008     11.75    2.75      2      2.75
  61057733     344,700.00     341,398.19   Purchase   Asset Only      435,000.00   12/1/2008     11.75    2.75      2      2.75
  61164224     511,000.00     506,105.28   R/T Refi   Asset Only    1,700,000.00   12/1/2008     11.75    2.75      2      2.75
 141244285     403,000.00     402,977.20   C/O Refi   Income Only     685,000.00   11/1/2008     11.75    2.75      2      2.75
 142861558     400,000.00     392,168.46   C/O Refi   Full            570,000.00    3/1/2008     11.75    2.75      2      2.75
 143028173     598,500.00     587,459.95   Purchase   Full            855,000.00    4/1/2008     11.75    2.75      2      2.75
 143444552     650,000.00     637,274.07   Purchase   Full          1,000,000.00    3/1/2008     11.75    2.75      2      2.75
 143673747     498,750.00     489,358.51   Purchase   Asset Only      665,000.00    4/1/2008     11.75    2.75      2      2.75
 144040433     487,500.00     479,460.19   C/O Refi   Asset Only      700,000.00    6/1/2008     11.75    2.75      2      2.75
 144597382     500,000.00     491,901.25   Purchase   Full            667,000.00    6/1/2008     11.75    2.75      2      2.75
 144861721     494,757.00     487,142.69   Purchase   Full            650,000.00    7/1/2008     11.75    2.75      2      2.75
 144920238     470,000.00     462,743.64   C/O Refi   Asset Only      850,000.00    7/1/2008     11.75    2.75      2      2.75
 145323499     581,600.00     581,600.00   Purchase   Full            730,000.00    8/1/2008     11.75    2.75      2      2.75
 145553327     388,000.00     388,000.00   Purchase   Full            485,000.00    7/1/2008     11.75    2.75      2      2.75
 147085922     540,000.00     538,836.77   Purchase   Full            675,000.00   11/1/2008     11.75    2.75      2      2.75
 147798821     565,000.00     565,000.00   R/T Refi   Asset Only      740,000.00   11/1/2008     11.75    2.75      2      2.75
 147856629     838,000.00     830,123.36   R/T Refi   Asset Only    1,300,000.00   12/1/2008     11.75    2.75      2      2.75
 148025398     353,752.00     353,752.00   Purchase   Asset Only      442,190.00   11/1/2008     11.75    2.75      2      2.75
 148050248     479,200.00     479,200.00   Purchase   Asset Only      599,000.00   11/1/2008     11.75    2.75      2      2.75
 148077571     864,000.00     864,000.00   C/O Refi   Asset Only    2,000,000.00   11/1/2008     11.75    2.75      2      2.75
 148221559     580,000.00     575,500.00   Purchase   Asset Only      725,000.00   11/1/2008     11.75    2.75      2      2.75
 148225881     636,000.00     629,214.67   Purchase   Asset Only      795,000.00   11/1/2008     11.75    2.75      2      2.75
 148462484     548,000.00     548,000.00   Purchase   Full            705,000.00   11/1/2008     11.75    2.75      2      2.75
 148530736     999,999.00     999,999.00   C/O Refi   Asset Only    4,200,000.00   11/1/2008     11.75    2.75      2      2.75
 148607195     375,920.00     375,739.90   Purchase   Full            470,000.00   12/1/2008     11.75    2.75      2      2.75
 148759806     387,920.00     387,920.00   Purchase   Asset Only      485,000.00   12/1/2008     11.75    2.75      2      2.75
 148809148     341,600.00     341,600.00   R/T Refi   Asset Only      427,000.00   12/1/2008     11.75    2.75      2      2.75
 148847254     500,000.00     500,000.00   C/O Refi   Asset Only    1,750,000.00    1/1/2009     11.75    2.75      2      2.75
 148868805     650,000.00     650,000.00   Purchase   Asset Only      940,000.00    1/1/2009     11.75    2.75      2      2.75
 148888936     403,200.00     403,200.00   Purchase   Asset Only      510,000.00    1/1/2009     11.75    2.75      2      2.75
 148097983     920,000.00     708,234.05   Purchase   Asset Only    1,150,000.00   11/1/2008     11.75    2.25      2      2.25
 148646649     290,000.00     290,000.00   C/O Refi   Asset Only      410,000.00   12/1/2008     11.75    2.25      2      2.25
6171554972     443,732.00     443,732.00   Purchase   Rapid           570,000.00    8/1/2009    12.625    2.25      2      2.25
6823730715     521,600.00     521,600.00   C/O Refi   Reduced         652,000.00    9/1/2009    13.125    2.25      2      2.25

  LOANID        INDEX         ODATE       SERVICER     ORIGINATOR
----------   -----------   ----------   -----------   -----------

6049413708   12 MO LIBOR    5/12/2006   BofA          BofA
6126718979   12 MO LIBOR    6/15/2006   BofA          BofA
6249865319   12 MO LIBOR    5/23/2006   BofA          BofA
6133669090   12 MO LIBOR     5/8/2006   BofA          BofA
6333752589   12 MO LIBOR    4/24/2006   BofA          BofA
6365679072   12 MO LIBOR    4/26/2006   BofA          BofA
6376136435   12 MO LIBOR    5/10/2006   BofA          BofA
6463410925   12 MO LIBOR     4/3/2006   BofA          BofA
6523485941   12 MO LIBOR    4/24/2006   BofA          BofA
6628877729   12 MO LIBOR    4/28/2006   BofA          BofA
6941781947   12 MO LIBOR    4/18/2006   BofA          BofA
6257831252   12 MO LIBOR    7/18/2006   BofA          BofA
6392522394   12 MO LIBOR   12/29/2005   BofA          BofA
6432521380   12 MO LIBOR     1/5/2006   BofA          BofA
6592439829   12 MO LIBOR     7/7/2006   BofA          BofA
6702383883   12 MO LIBOR    2/24/2006   BofA          BofA
6765851966   12 MO LIBOR    6/12/2006   BofA          BofA
6809351809   12 MO LIBOR    1/23/2006   BofA          BofA
6900497113   12 MO LIBOR     7/6/2006   BofA          BofA
6062438657   12 MO LIBOR    7/14/2006   BofA          BofA
6106316927   12 MO LIBOR    7/21/2006   BofA          BofA
6135897962   12 MO LIBOR    6/29/2006   BofA          BofA
6180652734   12 MO LIBOR    8/11/2006   BofA          BofA
6355051860   12 MO LIBOR    6/23/2006   BofA          BofA
6503739044   12 MO LIBOR    7/24/2006   BofA          BofA
6579092278   12 MO LIBOR     7/7/2006   BofA          BofA
6631273676   12 MO LIBOR    6/23/2006   BofA          BofA
6886314472   12 MO LIBOR    6/30/2006   BofA          BofA
6920354047   12 MO LIBOR     7/5/2006   BofA          BofA
6956455478   12 MO LIBOR    6/22/2006   BofA          BofA
6959127314   12 MO LIBOR    6/26/2006   BofA          BofA
6019002580   12 MO LIBOR    6/14/2006   BofA          BofA
6074596617   12 MO LIBOR    5/19/2006   BofA          BofA
6177436695   12 MO LIBOR    5/31/2006   BofA          BofA
6180989193   12 MO LIBOR     6/5/2006   BofA          BofA
6240987468   12 MO LIBOR    6/12/2006   BofA          BofA
6431301800   12 MO LIBOR    6/16/2006   BofA          BofA
6434753403   12 MO LIBOR    5/30/2006   BofA          BofA
6443014862   12 MO LIBOR     6/6/2006   BofA          BofA
6451002999   12 MO LIBOR    6/16/2006   BofA          BofA
6626382573   12 MO LIBOR    6/20/2006   BofA          BofA
6756527476   12 MO LIBOR     6/7/2006   BofA          BofA
6804158886   12 MO LIBOR    5/19/2006   BofA          BofA
6143822291   12 MO LIBOR    4/24/2006   BofA          BofA
6165318566   12 MO LIBOR     5/5/2006   BofA          BofA
6214100403   12 MO LIBOR     5/4/2006   BofA          BofA
6280682664   12 MO LIBOR     5/5/2006   BofA          BofA
  50209279   1 YR CMT       1/19/2005   Wells Fargo   Wells Fargo
  53661401   1 YR CMT       5/24/2005   Wells Fargo   Wells Fargo
  53952255   1 YR CMT       8/19/2005   Wells Fargo   Wells Fargo
  55107015   1 YR CMT      11/16/2005   Wells Fargo   Wells Fargo
  57079865   1 YR CMT       7/22/2005   Wells Fargo   Wells Fargo
  57219446   1 YR CMT       8/10/2005   Wells Fargo   Wells Fargo
  57262792   1 YR CMT       6/30/2005   Wells Fargo   Wells Fargo
  57315905   1 YR CMT       7/13/2005   Wells Fargo   Wells Fargo
  57377871   1 YR CMT       7/15/2005   Wells Fargo   Wells Fargo
  57795437   1 YR CMT       8/18/2005   Wells Fargo   Wells Fargo
  58217233   1 YR CMT       8/16/2005   Wells Fargo   Wells Fargo
  59663294   1 YR CMT      12/15/2005   Wells Fargo   Wells Fargo
  60685344   1 YR CMT      11/15/2005   Wells Fargo   Wells Fargo
  60807633   1 YR CMT      10/25/2005   Wells Fargo   Wells Fargo
  60889763   1 YR CMT      10/28/2005   Wells Fargo   Wells Fargo
  61057733   1 YR CMT       11/4/2005   Wells Fargo   Wells Fargo
  61164224   1 YR CMT      11/28/2005   Wells Fargo   Wells Fargo
 141244285   1 YR CMT      10/28/2005   Wells Fargo   Wells Fargo
 142861558   1 YR CMT       2/22/2005   Wells Fargo   Wells Fargo
 143028173   1 YR CMT       3/18/2005   Wells Fargo   Wells Fargo
 143444552   1 YR CMT       2/16/2005   Wells Fargo   Wells Fargo
 143673747   1 YR CMT       3/23/2005   Wells Fargo   Wells Fargo
 144040433   1 YR CMT        5/5/2005   Wells Fargo   Wells Fargo
 144597382   1 YR CMT       5/16/2005   Wells Fargo   Wells Fargo
 144861721   1 YR CMT       6/16/2005   Wells Fargo   Wells Fargo
 144920238   1 YR CMT       6/20/2005   Wells Fargo   Wells Fargo
 145323499   1 YR CMT       7/29/2005   Wells Fargo   Wells Fargo
 145553327   1 YR CMT       6/29/2005   Wells Fargo   Wells Fargo
 147085922   1 YR CMT       10/7/2005   Wells Fargo   Wells Fargo
 147798821   1 YR CMT      10/19/2005   Wells Fargo   Wells Fargo
 147856629   1 YR CMT      10/28/2005   Wells Fargo   Wells Fargo
 148025398   1 YR CMT      10/18/2005   Wells Fargo   Wells Fargo
 148050248   1 YR CMT       10/7/2005   Wells Fargo   Wells Fargo
 148077571   1 YR CMT      10/21/2005   Wells Fargo   Wells Fargo
 148221559   1 YR CMT      10/24/2005   Wells Fargo   Wells Fargo
 148225881   1 YR CMT      10/31/2005   Wells Fargo   Wells Fargo
 148462484   1 YR CMT      10/19/2005   Wells Fargo   Wells Fargo
 148530736   1 YR CMT      10/26/2005   Wells Fargo   Wells Fargo
 148607195   1 YR CMT      10/31/2005   Wells Fargo   Wells Fargo
 148759806   1 YR CMT       11/4/2005   Wells Fargo   Wells Fargo
 148809148   1 YR CMT      11/22/2005   Wells Fargo   Wells Fargo
 148847254   1 YR CMT      12/19/2005   Wells Fargo   Wells Fargo
 148868805   1 YR CMT       12/7/2005   Wells Fargo   Wells Fargo
 148888936   1 YR CMT       12/9/2005   Wells Fargo   Wells Fargo
 148097983   12 MO LIBOR   10/27/2005   Wells Fargo   Wells Fargo
 148646649   12 MO LIBOR   11/22/2005   Wells Fargo   Wells Fargo
6171554972   12 MO LIBOR     8/4/2006   BofA          BofA
6823730715   12 MO LIBOR     8/1/2006   BofA          BofA

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

                                      D-2-1

                                                                     Exhibit D-2

  LOANID        OCC        PROPTYPE     OTERM   CORTERM    OLTV    RATE     FPDATE      NDDATE    S_MATDATE     PANDI       PTDATE
----------   ---------   ------------   -----   -------   -----   -----   ---------   ---------   ---------   ---------   ---------

6000774395   Primary     PUD             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    2,559.08    8/1/2006
6013471302   Primary     SFR             360      357     79.62   6.375    7/1/2006    9/1/2006    6/1/2036    2,656.25    8/1/2006
6036523667   Primary     SFR             360      358     60.97   6.375    8/1/2006    9/1/2006    7/1/2036    2,591.17    8/1/2006
6073505072   Secondary   Condo           360      357        70   6.875    7/1/2006    9/1/2006    6/1/2036    7,817.46    8/1/2006
6079616022   Primary     Condo           480      476     70.87   6.625    6/1/2006   10/1/2006    5/1/2046    2,169.51    9/1/2006
6082154995   Investor    SFR             360      357     68.57   6.875    7/1/2006    9/1/2006    6/1/2036      788.32    8/1/2006
6087891138   Primary     SFR             360      357     53.69     6.5    7/1/2006    9/1/2006    6/1/2036    3,780.83    8/1/2006
6101562574   Primary     SFR             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    6,250.00    8/1/2006
6102138689   Primary     SFR             480      477     71.99       6    7/1/2006   10/1/2006    6/1/2046    2,828.10    9/1/2006
6103243082   Primary     SFR             360      358     78.13   6.625    8/1/2006   10/1/2006    7/1/2036    2,760.42    9/1/2006
6123911551   Primary     SFR             480      478        75     6.5    8/1/2006   10/1/2006    7/1/2046    4,830.02    9/1/2006
6197752295   Secondary   Condo           360      357        75    6.25    7/1/2006    9/1/2006    6/1/2036    3,097.66    8/1/2006
6221822684   Primary     SFR             360      358        75     6.5    8/1/2006    9/1/2006    7/1/2036    2,782.81    8/1/2006
6249421733   Primary     PUD             360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,329.00    8/1/2006
6249821346   Primary     Condo           360      358     40.74     6.5    8/1/2006    9/1/2006    7/1/2036    1,489.58    8/1/2006
6323348273   Primary     PUD             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    2,949.50    8/1/2006
6371881985   Primary     PUD             360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    2,499.96    9/1/2006
6378015140   Primary     Condo           360      357     73.98   6.625    7/1/2006   10/1/2006    6/1/2036    3,588.54    9/1/2006
6386667635   Primary     SFR             360      358     45.91     6.5    8/1/2006   10/1/2006    7/1/2036    4,614.10    9/1/2006
6425786859   Primary     SFR             360      357     70.93   6.375    7/1/2006   10/1/2006    6/1/2036    3,862.19    9/1/2006
6462086056   Primary     SFR             360      358     69.89   6.625    8/1/2006   10/1/2006    7/1/2036    4,162.03    9/1/2006
6469478082   Primary     SFR             360      358     66.22   6.625    8/1/2006    9/1/2006    7/1/2036    4,057.81    8/1/2006
6487578954   Secondary   Condo           360      358        80   5.875    8/1/2006   10/1/2006    7/1/2036    2,786.71    9/1/2006
6508518997   Primary     SFR             360      358        32   6.375    8/1/2006    9/1/2006    7/1/2036    2,125.00    8/1/2006
6514526471   Primary     SFR             360      358     63.47       7    8/1/2006    9/1/2006    7/1/2036    2,776.67    8/1/2006
6565862023   Secondary   Condo           360      358      78.6    6.75    8/1/2006    9/1/2006    7/1/2036    4,215.89    8/1/2006
6610051127   Primary     PUD             360      358     70.65    6.25    8/1/2006    9/1/2006    7/1/2036    3,385.42    8/1/2006
6611020725   Secondary   PUD             360      357     47.83    6.25    7/1/2006    9/1/2006    6/1/2036      572.92    8/1/2006
6615289771   Primary     Condo           360      357        75   6.375    7/1/2006    9/1/2006    6/1/2036    4,796.00    8/1/2006
6617184863   Secondary   SFR             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    3,125.00    8/1/2006
6636553213   Primary     Condo           360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,811.44    8/1/2006
6647401089   Primary     SFR             360      358        65   6.375    8/1/2006    9/1/2006    7/1/2036    4,906.74    8/1/2006
6648013966   Primary     SFR             360      358     63.73   6.375    8/1/2006    9/1/2006    7/1/2036    6,238.70    8/1/2006
6658280919   Primary     SFR             480      477        80     6.5    7/1/2006    9/1/2006    6/1/2046    2,519.81    8/1/2006
6664261408   Primary     PUD             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    2,416.67    8/1/2006
6679588175   Primary     SFR             360      358     76.92     6.5    8/1/2006    9/1/2006    7/1/2036    6,320.68    8/1/2006
6748666853   Investor    4-Family        480      477        70    6.75    7/1/2006    9/1/2006    6/1/2046    3,378.80    8/1/2006
6753070132   Primary     PUD             360      358     57.29    6.25    8/1/2006    9/1/2006    7/1/2036    2,386.98    8/1/2006
6754654793   Primary     SFR             360      358     25.64    6.25    8/1/2006    9/1/2006    7/1/2036    5,208.33    8/1/2006
6759779967   Investor    2-Family        360      358     42.17   6.875    8/1/2006    9/1/2006    7/1/2036    2,299.26    8/1/2006
6793625945   Primary     4-Family        480      478     64.96     6.5    8/1/2006    9/1/2006    7/1/2046    8,746.73    8/1/2006
6795657888   Primary     4-Family        480      478        75       7    8/1/2006    9/1/2006    7/1/2046    5,266.64    8/1/2006
6801056836   Primary     SFR             360      352     82.64    5.75    2/1/2006    9/1/2006    1/1/2036    2,098.75    8/1/2006
6809187294   Primary     PUD             360      358        70   6.625    8/1/2006   10/1/2006    7/1/2036    2,937.08    9/1/2006
6870368096   Primary     SFR             360      357     64.29    6.75    7/1/2006    9/1/2006    6/1/2036    5,838.21    8/1/2006
6871297633   Primary     Condo           360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,508.49    8/1/2006
6882245530   Primary     SFR             360      358     74.95     6.5    8/1/2006    9/1/2006    7/1/2036    3,799.59    8/1/2006
6891389105   Primary     SFR             360      358     74.29   6.625    8/1/2006   10/1/2006    7/1/2036    3,588.54    9/1/2006
6896814529   Primary     Condo           360      357        75   6.375    7/1/2006    9/1/2006    6/1/2036    7,968.75    8/1/2006
6909271766   Primary     SFR             360      357        80     6.5    7/1/2006   10/1/2006    6/1/2036    6,045.00    9/1/2006
6947877889   Primary     SFR             360      357        80   6.625    7/1/2006   10/1/2006    6/1/2036    3,367.35    9/1/2006
6030517012   Primary     SFR             360      357        75   6.375    7/1/2006    9/1/2006    6/1/2036    2,689.45    8/1/2006
6042897071   Investor    3-Family        360      354        75     6.5    4/1/2006    9/1/2006    3/1/2036    1,635.48    8/1/2006
6066929040   Secondary   Condo           360      356     56.35   6.125    6/1/2006    9/1/2006    5/1/2036    3,623.96    8/1/2006
6101796248   Primary     SFR             360      357     77.42     6.5    7/1/2006   10/1/2006    6/1/2036    3,900.00    9/1/2006
6105989302   Secondary   Condo           360      350     71.43   5.625   12/1/2005    9/1/2006   11/1/2035    2,302.63    8/1/2006
6117403706   Investor    Condo           360      355        80     6.5    5/1/2006    9/1/2006    4/1/2036    1,744.51    8/1/2006
6123969153   Primary     PUD             360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    3,250.00    9/1/2006
6198975291   Primary     SFR             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,664.37    8/1/2006
6200581442   Primary     SFR             480      477     78.68   6.375    7/1/2006    9/1/2006    6/1/2046    3,288.79    8/1/2006
6211992828   Primary     PUD             360      356        75       6    6/1/2006    9/1/2006    5/1/2036    3,003.79    8/1/2006
6258442349   Primary     PUD             360      351      89.9     6.5    1/1/2006    9/1/2006   12/1/2035    1,828.88    8/1/2006
6278085227   Primary     SFR             360      356     78.13    6.25    6/1/2006    9/1/2006    5/1/2036    2,604.17    8/1/2006
6283172572   Primary     SFR             360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    4,143.75    9/1/2006
6291283965   Primary     PUD             360      357        80    6.75    7/1/2006   10/1/2006    6/1/2036    4,047.26    9/1/2006
6293745995   Primary     Condo           360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,460.75    8/1/2006
6308613824   Primary     PUD             360      356     69.38    5.75    6/1/2006    9/1/2006    5/1/2036    1,346.46    8/1/2006
6320708495   Primary     SFR             360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,358.75    8/1/2006
6320795146   Primary     SFR             360      356     78.86   6.375    6/1/2006    9/1/2006    5/1/2036    2,932.50    8/1/2006
6350324015   Primary     Condo           360      355        70   6.625    5/1/2006    9/1/2006    4/1/2036    1,932.29    8/1/2006
6350696529   Primary     PUD             360      357     41.94   6.625    7/1/2006    9/1/2006    6/1/2036    3,588.54    8/1/2006
6364793221   Primary     2-Family        360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    4,696.25    9/1/2006
6430131232   Primary     PUD             360      356     79.96    6.25    6/1/2006    9/1/2006    5/1/2036    1,824.01    8/1/2006
6436744475   Secondary   Condo           360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    1,811.05    8/1/2006
6453492412   Primary     SFR             360      357        75   6.625    7/1/2006    9/1/2006    6/1/2036    6,002.92    8/1/2006
6467042641   Primary     SFR             360      356     60.11     6.5    6/1/2006    9/1/2006    5/1/2036    2,832.92    8/1/2006
6472746350   Primary     Condo           360      356     78.85    6.25    6/1/2006    9/1/2006    5/1/2036    2,135.42    8/1/2006
6515797444   Primary     SFR             360      356        80     6.5    6/1/2006    9/1/2006    5/1/2036    2,595.67    8/1/2006
6538030211   Primary     PUD             360      356        80    5.75    6/1/2006    9/1/2006    5/1/2036    2,974.67    8/1/2006
6569965012   Primary     SFR             360      354        80    6.25    4/1/2006   10/1/2006    3/1/2036    1,380.54    9/1/2006
6578475045   Primary     SFR             360      357        80     6.5    7/1/2006   10/1/2006    6/1/2036    2,842.67    9/1/2006
6598300348   Primary     SFR             360      356        75     6.5    6/1/2006    9/1/2006    5/1/2036    2,600.00    8/1/2006
6654176723   Secondary   PUD             360      354        75   5.875    4/1/2006    9/1/2006    3/1/2036    1,561.68    8/1/2006
6660166981   Primary     PUD             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    3,954.17    8/1/2006
6664497796   Primary     PUD             360      356        80     6.5    6/1/2006    9/1/2006    5/1/2036    3,176.33    8/1/2006
6676339366   Primary     Condo           360      354        80   5.625    4/1/2006    9/1/2006    3/1/2036    1,893.75    8/1/2006
6685935469   Primary     SFR             360      357      78.2     6.5    7/1/2006    9/1/2006    6/1/2036    2,816.67    8/1/2006
6739724927   Investor    SFR             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,291.67    8/1/2006
6764498348   Primary     SFR             360      356        72     6.5    6/1/2006    9/1/2006    5/1/2036    5,850.00    8/1/2006
6776730688   Primary     PUD             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    3,103.22    8/1/2006
6796189832   Primary     PUD             360      356        80    6.75    6/1/2006    9/1/2006    5/1/2036    2,745.00    8/1/2006
6804028048   Primary     2-Family        360      356     74.29     6.5    6/1/2006   10/1/2006    5/1/2036    4,108.45    9/1/2006
6804713037   Primary     SFR             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,187.50    8/1/2006
6805979926   Primary     SFR             360      357        80   6.125    7/1/2006   10/1/2006    6/1/2036    2,633.75    9/1/2006
6810659620   Primary     SFR             360      356        80   6.625    6/1/2006    9/1/2006    5/1/2036    2,650.00    8/1/2006
6820533021   Primary     PUD             360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    2,507.50    9/1/2006
6825031047   Primary     PUD             360      357     64.19   5.875    7/1/2006    9/1/2006    6/1/2036    3,510.83    8/1/2006
6840895780   Primary     Condo           360      357        80   6.875    7/1/2006    9/1/2006    6/1/2036    2,520.83    8/1/2006
6924775403   Primary     SFR             360      356     57.47     6.5    6/1/2006    9/1/2006    5/1/2036    3,160.34    8/1/2006
6941175066   Primary     SFR             360      356        80    5.75    6/1/2006   10/1/2006    5/1/2036    3,641.67    9/1/2006
6669570993   Primary     SFR             360      354        80   5.875    4/1/2006    9/1/2006    3/1/2036    3,524.14    8/1/2006
3304435591   Investor    2-Family        360      358        50   7.125    8/1/2006    9/1/2006    7/1/2036    1,734.83    8/1/2006
3304618444   Primary     SFR             360      358     68.19   6.875    8/1/2006    9/1/2006    7/1/2036    1,285.61    8/1/2006
6024185248   Primary     SFR             360      357        70     6.5    7/1/2006    9/1/2006    6/1/2036   15,545.83    8/1/2006
6065383744   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,318.33    8/1/2006
6078776900   Primary     Condo           360      358        75   6.375    8/1/2006    9/1/2006    7/1/2036    2,587.21    8/1/2006
6114100370   Secondary   Condo           360      358        80    7.25    8/1/2006    9/1/2006    7/1/2036    9,642.50    8/1/2006
6145473531   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    3,493.68    9/1/2006
6158736493   Primary     SFR             360      359        80   6.125    9/1/2006   10/1/2006    8/1/2036    2,811.38    9/1/2006
6161320889   Primary     PUD             360      359     60.41   7.125    9/1/2006    9/1/2006    8/1/2036    3,651.56    9/1/2006
6186222953   Primary     SFR             360      359        80    7.25    9/1/2006   10/1/2006    8/1/2036    2,755.00    9/1/2006
6233958971   Primary     PUD             360      358     45.91   6.625    8/1/2006    9/1/2006    7/1/2036    2,788.02    8/1/2006
6235454755   Primary     PUD             360      359     63.49     6.5    9/1/2006    9/1/2006    8/1/2036    5,347.64    9/1/2006
6237363749   Investor    PUD             480      479        80    7.25    9/1/2006    9/1/2006    8/1/2046    2,545.64    9/1/2006
6249503274   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,745.33    9/1/2006
6261661034   Primary     SFR             360      359     59.88    6.75    9/1/2006    9/1/2006    8/1/2036    4,466.35    9/1/2006
6273315116   Primary     SFR             360      357     60.66    6.75    7/1/2006   10/1/2006    6/1/2036    3,560.81    9/1/2006
6327323421   Primary     SFR             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    3,962.83    8/1/2006
6374042379   Primary     SFR             360      359     61.54   6.625    9/1/2006   10/1/2006    8/1/2036    2,650.00    9/1/2006
6388647858   Primary     SFR             360      359     79.17   6.625    9/1/2006    9/1/2006    8/1/2036    3,649.78    9/1/2006
6413618635   Primary     SFR             480      478        80    5.75    8/1/2006    9/1/2006    7/1/2046    2,681.45    8/1/2006
6419303414   Investor    Condo           360      359        70   6.875    9/1/2006    9/1/2006    8/1/2036    2,414.22    9/1/2006
6420774447   Primary     PUD             360      356        70     6.5    6/1/2006    9/1/2006    5/1/2036    1,868.19    8/1/2006
6441085328   Primary     PUD             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,230.89    9/1/2006
6463859006   Primary     SFR             360      358        70   6.625    8/1/2006    9/1/2006    7/1/2036   13,332.81    8/1/2006
6471281250   Primary     SFR             360      359     58.86   6.875    9/1/2006    9/1/2006    8/1/2036    3,054.72    9/1/2006
6471874401   Secondary   PUD             360      357        65   6.625    7/1/2006    9/1/2006    6/1/2036    2,386.38    8/1/2006
6483935992   Primary     PUD             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    4,202.90    8/1/2006
6492106932   Secondary   SFR             360      358        75   6.875    8/1/2006   10/1/2006    7/1/2036   15,039.06    9/1/2006
6504332559   Secondary   Condo           360      359      52.1       7    9/1/2006    9/1/2006    8/1/2036    2,062.44    9/1/2006
6527109505   Primary     PUD             360      359     69.14       7    9/1/2006    9/1/2006    8/1/2036    3,266.67    9/1/2006
6530805008   Primary     SFR             360      358     69.31   6.625    8/1/2006    9/1/2006    7/1/2036    3,348.39    8/1/2006
6632586910   Primary     PUD             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,477.73    9/1/2006
6650623330   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,424.75    9/1/2006
6661679982   Primary     SFR             360      358        80   5.875    8/1/2006   10/1/2006    7/1/2036    2,741.67    9/1/2006
6671646930   Primary     PUD             360      359        75     6.5    9/1/2006    9/1/2006    8/1/2036    3,205.31    9/1/2006
6712395760   Primary     SFR             360      359     71.07   6.125    9/1/2006    9/1/2006    8/1/2036   10,157.29    9/1/2006
6724913428   Primary     SFR             360      359     47.62    7.25    9/1/2006    9/1/2006    8/1/2036   20,465.29    9/1/2006
6732064040   Primary     SFR             360      359     79.25     6.5    9/1/2006   10/1/2006    8/1/2036    2,303.44    9/1/2006
6740180424   Primary     SFR             360      358     72.85   6.875    8/1/2006   10/1/2006    7/1/2036    8,593.75    9/1/2006
6778725124   Primary     Condo           360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    2,541.67    9/1/2006
6796674809   Primary     SFR             360      359        80   6.625    9/1/2006   10/1/2006    8/1/2036    2,694.17    9/1/2006
6820702592   Primary     SFR             360      360     72.35    6.25   10/1/2006   10/1/2006    9/1/2036    3,203.12   10/1/2006
6840690439   Primary     SFR             360      359        70   6.875    9/1/2006    9/1/2006    8/1/2036    7,845.18    9/1/2006
6859372010   Investor    Condo           360      358        75       7    8/1/2006    9/1/2006    7/1/2036    2,299.04    8/1/2006
6867844901   Secondary   SFR             360      359        56    6.75    9/1/2006    9/1/2006    8/1/2036    7,875.00    9/1/2006
6880270860   Primary     PUD Detach      360      360     73.89    6.75   10/1/2006   10/1/2006    9/1/2036    4,481.29   10/1/2006
6885208238   Primary     PUD             360      359        80   6.375    9/1/2006   10/1/2006    8/1/2036    1,700.00    9/1/2006
6926025302   Primary     SFR             360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    7,062.50    9/1/2006
6931696600   Primary     PUD             360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    2,708.33    9/1/2006
6948856494   Secondary   Condo           480      478      69.6     6.5    8/1/2006   10/1/2006    7/1/2046    5,093.48    9/1/2006
6961790604   Primary     Condo           360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,903.37    8/1/2006
6981339903   Primary     Condo           360      358        75   6.625    8/1/2006    9/1/2006    7/1/2036    3,188.28    8/1/2006
6007512491   Primary     PUD             360      357        80   5.875    7/1/2006   10/1/2006    6/1/2036    2,663.33    9/1/2006
6076587374   Primary     SFR             360      357        75   5.875    7/1/2006    9/1/2006    6/1/2036    2,394.06    8/1/2006
6080180380   Primary     SFR             360      357     79.49   6.125    7/1/2006    9/1/2006    6/1/2036    2,552.08    8/1/2006
6101911276   Primary     Condo           360      357     73.85     6.5    7/1/2006    9/1/2006    6/1/2036    2,600.00    8/1/2006
6128893200   Primary     SFR             360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    2,303.00    8/1/2006
6146659740   Primary     SFR             360      358     79.28   6.375    8/1/2006    9/1/2006    7/1/2036    4,675.00    8/1/2006
6153580433   Primary     Condo           360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    2,337.50    8/1/2006
6168651831   Primary     SFR             360      358        80   6.375    8/1/2006   10/1/2006    7/1/2036    3,400.00    9/1/2006
6174317336   Primary     SFR             360      358        80    6.25    8/1/2006   10/1/2006    7/1/2036    3,087.50    9/1/2006
6196330622   Primary     SFR             360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    2,368.95    9/1/2006
6216181542   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    3,564.87    8/1/2006
6235615504   Primary     Condo           360      356        80   5.875    6/1/2006    9/1/2006    5/1/2036    2,202.18    8/1/2006
6245332371   Primary     SFR             360      358     77.72   6.625    8/1/2006    9/1/2006    7/1/2036    4,802.34    8/1/2006
6259267018   Primary     SFR             360      358        80    5.75    8/1/2006    9/1/2006    7/1/2036    3,660.83    8/1/2006
6264092898   Secondary   SFR             360      357     50.82   6.625    7/1/2006    9/1/2006    6/1/2036    3,268.33    8/1/2006
6284736706   Primary     SFR             360      357     63.32   5.625    7/1/2006    9/1/2006    6/1/2036    2,039.06    8/1/2006
6292269245   Secondary   PUD             360      355        80   6.125    5/1/2006    9/1/2006    4/1/2036    1,286.25    8/1/2006
6328101586   Primary     PUD             360      358        75   6.375    8/1/2006   12/1/2006    7/1/2036    6,375.00   11/1/2006
6335568991   Primary     SFR             360      358     79.96   6.375    8/1/2006   10/1/2006    7/1/2036    2,332.19    9/1/2006
6336662579   Primary     SFR             360      358        75   6.625    8/1/2006    9/1/2006    7/1/2036    4,865.23    8/1/2006
6369431207   Primary     SFR             360      358     69.07   6.125    8/1/2006    9/1/2006    7/1/2036    8,141.99    8/1/2006
6371273456   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,860.00    8/1/2006
6381253845   Primary     Condo           360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    2,843.62    8/1/2006
6418400344   Primary     SFR             360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    3,063.81    9/1/2006
6421612950   Primary     Condo           360      357        80   6.625    7/1/2006   10/1/2006    6/1/2036    3,369.92    9/1/2006
6491514862   Primary     PUD             360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    1,806.25    8/1/2006
6498027256   Primary     Condo           360      358     53.39     6.5    8/1/2006   10/1/2006    7/1/2036    7,041.67    9/1/2006
6511644236   Investor    4-Family        360      358        80    6.75    8/1/2006    9/1/2006    7/1/2036    2,879.78    8/1/2006
6516528046   Primary     SFR             360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    2,972.67    8/1/2006
6523699475   Primary     SFR             360      357        71   6.375    7/1/2006    9/1/2006    6/1/2036    3,017.50    8/1/2006
6550868282   Investor    3-Family        360      358        75    6.75    8/1/2006    9/1/2006    7/1/2036    3,186.24    8/1/2006
6555710240   Primary     Condo           360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,965.66    8/1/2006
6572185871   Primary     SFR             360      358        70   6.375    8/1/2006    9/1/2006    7/1/2036    2,863.44    8/1/2006
6590327307   Primary     Condo           360      358     74.79   6.375    8/1/2006   10/1/2006    7/1/2036    2,363.80    9/1/2006
6616398746   Primary     SFR             360      357     65.57     6.5    7/1/2006    9/1/2006    6/1/2036    5,416.67    8/1/2006
6630534466   Primary     SFR             360      357        80   6.625    7/1/2006    9/1/2006    6/1/2036    3,356.67    8/1/2006
6633414401   Secondary   Condo           360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,647.25    8/1/2006
6642756222   Primary     SFR             360      357     65.25     6.5    7/1/2006    9/1/2006    6/1/2036    5,416.67    8/1/2006
6667147299   Primary     Condo           360      357     71.87   6.375    7/1/2006   10/1/2006    6/1/2036    2,557.97    9/1/2006
6673446156   Primary     Condo           360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    2,791.62    9/1/2006
6684278390   Primary     SFR             360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,869.59    8/1/2006
6715928393   Primary     Condo           360      357     51.11    6.25    7/1/2006    9/1/2006    6/1/2036    2,832.30    8/1/2006
6721151204   Primary     SFR             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    3,395.75    8/1/2006
6764532963   Primary     SFR             360      358        80   5.875    8/1/2006   10/1/2006    7/1/2036    3,454.59    9/1/2006
6808671033   Primary     Condo           360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,504.03    8/1/2006
6820825278   Primary     Condo           360      357     78.33   6.375    7/1/2006    9/1/2006    6/1/2036    3,665.24    8/1/2006
6830678527   Primary     PUD             360      357     79.75   6.375    7/1/2006   10/1/2006    6/1/2036    3,453.13    9/1/2006
6851013539   Primary     SFR             360      357        80   6.625    7/1/2006    9/1/2006    6/1/2036    2,318.75    8/1/2006
6889468077   Primary     PUD             360      358     79.76   5.875    8/1/2006    9/1/2006    7/1/2036    3,105.58    8/1/2006
6917152065   Primary     Condo           360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    2,311.04    8/1/2006
6917279900   Primary     PUD             360      358     66.52   6.375    8/1/2006    9/1/2006    7/1/2036    4,064.06    8/1/2006
6939843170   Primary     SFR             360      358        80    5.75    8/1/2006    9/1/2006    7/1/2036    2,367.08    8/1/2006
6962119159   Primary     SFR             360      358        80     6.5    8/1/2006   10/1/2006    7/1/2036    2,729.78    9/1/2006
6968554771   Primary     SFR             360      357     64.97   6.625    7/1/2006    9/1/2006    6/1/2036    2,959.17    8/1/2006
6974214238   Primary     SFR             360      357     72.28   6.375    7/1/2006    9/1/2006    6/1/2036    3,463.03    8/1/2006
6976330479   Primary     PUD             360      357        80       6    7/1/2006    9/1/2006    6/1/2036    2,676.00    8/1/2006
6978602305   Primary     Condo           360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    2,513.26    8/1/2006
6993225280   Primary     SFR             360      357        75    6.25    7/1/2006    9/1/2006    6/1/2036    3,319.92    8/1/2006
6994426267   Primary     SFR             360      358        80   5.875    8/1/2006   10/1/2006    7/1/2036    4,562.92    9/1/2006
6043491049   Primary     Condo           360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    3,380.00    8/1/2006
6069960778   Primary     Condo           360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    2,603.12    8/1/2006
6078277503   Investor    3-Family        360      356        80   6.625    6/1/2006    9/1/2006    5/1/2036    4,538.53    8/1/2006
6092690814   Primary     PUD             360      356        75    6.25    6/1/2006    9/1/2006    5/1/2036    4,726.56    8/1/2006
6106535666   Primary     SFR             360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,788.03    8/1/2006
6119755202   Secondary   Condo           360      357     78.91    6.25    7/1/2006   10/1/2006    6/1/2036    2,260.42    9/1/2006
6175058053   Secondary   Condo           360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    2,203.71    9/1/2006
6207380277   Primary     SFR             360      356        80   4.875    6/1/2006    9/1/2006    5/1/2036    2,392.03    8/1/2006
6228358302   Primary     SFR             360      357        80    5.75    7/1/2006   10/1/2006    6/1/2036    2,777.81    9/1/2006
6291544366   Primary     SFR             360      357     73.29   5.875    7/1/2006    9/1/2006    6/1/2036    2,619.27    8/1/2006
6312838565   Secondary   SFR             360      357     63.51   6.375    7/1/2006   10/1/2006    6/1/2036    3,050.73    9/1/2006
6313361757   Primary     PUD             360      356        80   5.875    6/1/2006    9/1/2006    5/1/2036    3,539.77    8/1/2006
6327069701   Primary     SFR             360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    3,443.10    8/1/2006
6351965204   Primary     SFR             360      356        80       6    6/1/2006    9/1/2006    5/1/2036    3,832.33    8/1/2006
6365106092   Primary     SFR             360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    5,966.73    8/1/2006
6365572210   Primary     SFR             360      356     47.84    6.25    6/1/2006    9/1/2006    5/1/2036    5,449.10    8/1/2006
6378985516   Secondary   PUD             360      357     77.03     6.5    7/1/2006   10/1/2006    6/1/2036    4,108.45    9/1/2006
6390253265   Primary     SFR             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    3,201.73    8/1/2006
6395287813   Primary     SFR             360      357     75.56   6.125    7/1/2006    9/1/2006    6/1/2036    4,131.76    8/1/2006
6401854044   Primary     Townhouse       360      356        80    5.75    6/1/2006   10/1/2006    5/1/2036    3,524.79    9/1/2006
6413311744   Primary     SFR             360      356     73.64    6.25    6/1/2006    9/1/2006    5/1/2036    2,684.90    8/1/2006
6450100794   Primary     Condo           360      356        80   6.125    6/1/2006    9/1/2006    5/1/2036    3,803.65    8/1/2006
6467292154   Primary     SFR             360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    2,869.81    9/1/2006
6480418976   Primary     PUD             360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,932.50    8/1/2006
6484879652   Primary     SFR             360      357        80    5.75    7/1/2006    9/1/2006    6/1/2036    3,204.67    8/1/2006
6489471141   Secondary   PUD             360      356        80   6.375    6/1/2006   10/1/2006    5/1/2036    2,762.08    9/1/2006
6513560869   Primary     SFR             360      356        70   6.375    6/1/2006    9/1/2006    5/1/2036    3,904.69    8/1/2006
6546065647   Primary     SFR             360      357        80   5.875    7/1/2006    9/1/2006    6/1/2036    3,880.49    8/1/2006
6563150447   Secondary   Condo           360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,654.98    8/1/2006
6566912629   Primary     PUD             360      356     79.87       5    6/1/2006   10/1/2006    5/1/2036    1,830.00    9/1/2006
6578742287   Primary     SFR             360      356        80   6.125    6/1/2006    9/1/2006    5/1/2036    3,767.19    8/1/2006
6580198205   Secondary   Condo           360      356        80   6.375    6/1/2006   10/1/2006    5/1/2036    2,911.25    9/1/2006
6592365206   Primary     PUD             360      356     77.32     6.5    6/1/2006    9/1/2006    5/1/2036    4,740.51    8/1/2006
6597708731   Primary     SFR             360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,894.76    8/1/2006
6623418990   Secondary   SFR             360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    2,709.16    9/1/2006
6625033052   Primary     Condo           360      357        80       6    7/1/2006    9/1/2006    6/1/2036    2,900.00    8/1/2006
6640915754   Primary     PUD             360      356        80   5.375    6/1/2006   10/1/2006    5/1/2036    2,432.85    9/1/2006
6658840944   Primary     SFR             360      357        80   6.125    7/1/2006   10/1/2006    6/1/2036    3,640.81    9/1/2006
6688448320   Primary     Condo           360      356     75.82   5.875    6/1/2006    9/1/2006    5/1/2036    2,594.79    8/1/2006
6691911785   Primary     SFR             360      356     71.21       6    6/1/2006    9/1/2006    5/1/2036    2,817.89    8/1/2006
6716847675   Secondary   SFR             360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    2,874.52    8/1/2006
6733645763   Primary     SFR             360      356        80   5.375    6/1/2006    9/1/2006    5/1/2036    2,922.61    8/1/2006
6734957324   Primary     Condo           360      356        80       6    6/1/2006    9/1/2006    5/1/2036    4,005.00    8/1/2006
6745398864   Primary     SFR             360      356     71.68    6.25    6/1/2006    9/1/2006    5/1/2036    5,208.33    8/1/2006
6749505589   Primary     SFR             360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    3,470.83    8/1/2006
6760781853   Primary     Condo           360      356        80   5.375    6/1/2006    9/1/2006    5/1/2036    2,794.64    8/1/2006
6765071854   Primary     SFR             360      357        80     5.5    7/1/2006    9/1/2006    6/1/2036    2,520.99    8/1/2006
6802331014   Primary     PUD             360      356      78.1       6    6/1/2006    9/1/2006    5/1/2036    3,933.06    8/1/2006
6813327043   Primary     SFR             360      356        80    5.25    6/1/2006    9/1/2006    5/1/2036    5,389.51    8/1/2006
6920527295   Secondary   Condo           360      356     76.54   5.875    6/1/2006    9/1/2006    5/1/2036    5,885.81    8/1/2006
6960707237   Primary     SFR             360      356        80       6    6/1/2006    9/1/2006    5/1/2036    2,110.00    8/1/2006
6978857008   Primary     SFR             360      356     54.05     6.5    6/1/2006   10/1/2006    5/1/2036    5,416.67    9/1/2006
3304820081   Primary     Condo           360      359      52.1   6.875    9/1/2006    9/1/2006    8/1/2036    2,857.65    9/1/2006
6010338926   Primary     SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,795.00   10/1/2006
6010696687   Primary     SFR             360      359        80   6.875    9/1/2006   10/1/2006    8/1/2036    2,566.67    9/1/2006
6013418600   Primary     SFR             360      359     79.38       7    9/1/2006    9/1/2006    8/1/2036    2,916.67    9/1/2006
6020179591   Primary     PUD             360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    3,032.13    9/1/2006
6023833103   Primary     SFR             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    2,491.67    9/1/2006
6025540300   Primary     SFR             360      358        80    6.25    8/1/2006   10/1/2006    7/1/2036    3,201.73    9/1/2006
6026903176   Secondary   SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    7,800.00   10/1/2006
6044652102   Primary     SFR             360      359     54.67    6.25    9/1/2006    9/1/2006    8/1/2036    4,270.83    9/1/2006
6045029730   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    4,482.18    9/1/2006
6047249682   Primary     Condo - Low     360      360     79.54   5.875   10/1/2006   10/1/2006    9/1/2036    6,815.00   10/1/2006
6053303555   Primary     Condo           360      358        80    6.25    8/1/2006   10/1/2006    7/1/2036    2,916.67    9/1/2006
6059839057   Primary     SFR             360      359     77.33     6.5    9/1/2006   10/1/2006    8/1/2036    3,770.00    9/1/2006
6061686967   Primary     Condo           360      359     79.99     6.5    9/1/2006   10/1/2006    8/1/2036    2,650.65    9/1/2006
6066940112   Primary     PUD             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    2,291.67    8/1/2006
6067452760   Primary     SFR             360      359        80   6.625    9/1/2006   10/1/2006    8/1/2036    3,191.04    9/1/2006
6086300537   Primary     SFR             360      360      67.8   6.625   10/1/2006   10/1/2006    9/1/2036    2,865.40   10/1/2006
6089192865   Primary     SFR             360      358     77.73    5.75    8/1/2006    9/1/2006    7/1/2036    2,156.25    8/1/2006
6101549951   Primary     SFR             360      358        80   6.875    8/1/2006    9/1/2006    7/1/2036    5,568.75    8/1/2006
6108307403   Primary     SFR             360      359     72.86   5.625    9/1/2006   10/1/2006    8/1/2036    3,091.28    9/1/2006
6108615987   Primary     SFR             360      358     78.79   5.625    8/1/2006    9/1/2006    7/1/2036    3,046.88    8/1/2006
6118234639   Secondary   PUD             360      359     74.07     6.5    9/1/2006   10/1/2006    8/1/2036    5,416.67    9/1/2006
6119299003   Primary     SFR             360      360     79.91    5.75   10/1/2006   10/1/2006    9/1/2036    3,357.53   10/1/2006
6119632385   Primary     SFR             360      358     31.55       6    8/1/2006    9/1/2006    7/1/2036    2,500.00    8/1/2006
6120016487   Primary     PUD Detach      360      360        80   6.125   10/1/2006   10/1/2006    9/1/2036    4,715.06   10/1/2006
6123240159   Investor    SFR             360      359     53.08       7    9/1/2006   10/1/2006    8/1/2036    3,386.39    9/1/2006
6123286855   Primary     SFR             360      359        80   6.375    9/1/2006   10/1/2006    8/1/2036    2,695.12    9/1/2006
6124144863   Secondary   SFR             360      358     77.82   6.375    8/1/2006    9/1/2006    7/1/2036    3,453.13    8/1/2006
6125311636   Primary     SFR             360      359        80   6.625    9/1/2006   10/1/2006    8/1/2036    2,738.33    9/1/2006
6127097464   Primary     SFR             360      359     77.78     6.5    9/1/2006    9/1/2006    8/1/2036    2,275.00    9/1/2006
6129108699   Primary     Condo           360      358        80   5.625    8/1/2006    9/1/2006    7/1/2036    2,718.75    8/1/2006
6129174741   Primary     SFR             360      359     76.87     6.5    9/1/2006    9/1/2006    8/1/2036    2,789.58    9/1/2006
6142907861   Primary     SFR             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    3,824.89    8/1/2006
6150552096   Primary     SFR             360      358     74.13    6.25    8/1/2006    9/1/2006    7/1/2036    5,362.90    8/1/2006
6152783376   Primary     SFR             360      358        80   6.875    8/1/2006    9/1/2006    7/1/2036    2,979.17    8/1/2006
6157439487   Primary     Condo           360      359        80   6.875    9/1/2006    9/1/2006    8/1/2036    3,994.13    9/1/2006
6159162657   Primary     SFR             360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    3,250.00    9/1/2006
6165200558   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,422.92    9/1/2006
6169572572   Primary     PUD             360      358     78.26   6.625    8/1/2006    9/1/2006    7/1/2036    4,140.62    8/1/2006
6170298472   Primary     SFR             360      359     79.37     6.5    9/1/2006   10/1/2006    8/1/2036    2,708.33    9/1/2006
6178443468   Primary     SFR             360      359        80    6.75    9/1/2006   10/1/2006    8/1/2036    2,610.00    9/1/2006
6185024194   Primary     SFR             360      359     79.45    6.25    9/1/2006    9/1/2006    8/1/2036    2,255.21    9/1/2006
6187436016   Primary     SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    4,601.46   10/1/2006
6189459396   Primary     SFR             360      359     71.86   6.375    9/1/2006    9/1/2006    8/1/2036    3,187.50    9/1/2006
6192405543   Secondary   SFR             360      360     34.48   6.375   10/1/2006   10/1/2006    9/1/2036    2,656.25   10/1/2006
6195147571   Primary     SFR             360      359     73.67       7    9/1/2006    9/1/2006    8/1/2036    6,317.50    9/1/2006
6197525857   Primary     SFR             360      359        80   5.375    9/1/2006    9/1/2006    8/1/2036    3,010.00    9/1/2006
6204070368   Primary     SFR             360      359     58.33     6.5    9/1/2006    9/1/2006    8/1/2036    3,791.67    9/1/2006
6204493743   Primary     SFR             360      359        60    6.25    9/1/2006    9/1/2006    8/1/2036    4,687.50    9/1/2006
6212769092   Primary     SFR             360      359     73.27    6.25    9/1/2006    9/1/2006    8/1/2036    2,640.62    9/1/2006
6218086632   Primary     PUD Detach      360      360     57.24    6.25   10/1/2006   10/1/2006    9/1/2036    3,067.71   10/1/2006
6227141337   Primary     PUD Detach      180      180     60.24   6.125   10/1/2006   10/1/2006    9/1/2021    3,827.82   10/1/2006
6227588636   Secondary   SFR             360      359     69.65     6.5    9/1/2006   10/1/2006    8/1/2036    2,486.25    9/1/2006
6239578732   Primary     PUD             360      359     75.61    6.25    9/1/2006    9/1/2006    8/1/2036    3,817.45    9/1/2006
6240680048   Primary     SFR             360      359     67.85    6.25    9/1/2006    9/1/2006    8/1/2036    5,196.54    9/1/2006
6245947640   Primary     SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,361.67   10/1/2006
6246261025   Primary     PUD             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,869.81    9/1/2006
6258015285   Primary     SFR             360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    3,247.97   10/1/2006
6264159978   Primary     Condo           360      359        75   6.125    9/1/2006   10/1/2006    8/1/2036    2,392.58    9/1/2006
6265507811   Primary     SFR             360      359     49.52    6.25    9/1/2006    9/1/2006    8/1/2036    2,721.48    9/1/2006
6267136908   Primary     PUD             360      359     73.51     6.5    9/1/2006   10/1/2006    8/1/2036    3,507.98    9/1/2006
6271510502   Secondary   Condo           360      359     67.65   6.375    9/1/2006    9/1/2006    8/1/2036    6,109.38    9/1/2006
6277357619   Primary     SFR             360      359     57.04    6.25    9/1/2006    9/1/2006    8/1/2036    2,468.75    9/1/2006
6278948465   Primary     SFR             360      360     79.64     6.5   10/1/2006   10/1/2006    9/1/2036    3,558.75   10/1/2006
6280380244   Primary     SFR             360      359        80   6.125    9/1/2006    9/1/2006    8/1/2036    4,826.86    9/1/2006
6280645505   Primary     SFR             360      359        80   6.125    9/1/2006    9/1/2006    8/1/2036    2,899.17    9/1/2006
6281768108   Primary     PUD             360      359     73.45   6.625    9/1/2006   10/1/2006    8/1/2036    3,588.54    9/1/2006
6285818628   Primary     SFR             360      359     55.27    6.25    9/1/2006   10/1/2006    8/1/2036    3,166.67    9/1/2006
6287784109   Primary     SFR             360      360        80       6   10/1/2006   10/1/2006    9/1/2036    2,840.00   10/1/2006
6293214810   Primary     SFR             360      359        75   6.375    9/1/2006    9/1/2006    8/1/2036    6,474.61    9/1/2006
6293498058   Primary     SFR             360      359        80       7    9/1/2006    9/1/2006    8/1/2036    3,406.35    9/1/2006
6294060998   Primary     PUD             360      358        70   6.375    8/1/2006    9/1/2006    7/1/2036    4,367.09    8/1/2006
6295831587   Primary     SFR             360      359     76.76     6.5    9/1/2006    9/1/2006    8/1/2036    3,845.83    9/1/2006
6309284484   Primary     PUD             360      359     34.48   6.375    9/1/2006   10/1/2006    8/1/2036    2,656.25    9/1/2006
6313776947   Primary     PUD             360      359     79.75   6.125    9/1/2006   10/1/2006    8/1/2036    2,679.69    9/1/2006
6318080279   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,290.75    9/1/2006
6321592971   Primary     SFR             360      359      62.5   6.875    9/1/2006   10/1/2006    8/1/2036    4,296.88    9/1/2006
6329369745   Primary     SFR             360      360        80    6.25   10/1/2006   10/1/2006    9/1/2036    3,398.76   10/1/2006
6330369825   Primary     PUD             360      358     71.32   6.625    8/1/2006   10/1/2006    7/1/2036    7,480.73    9/1/2006
6331400462   Secondary   Condo           360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    4,791.67    9/1/2006
6332053799   Primary     SFR             360      360        44   6.625   10/1/2006   10/1/2006    9/1/2036    2,429.17   10/1/2006
6337190117   Primary     SFR             360      359        70     6.5    9/1/2006    9/1/2006    8/1/2036    2,275.00    9/1/2006
6341397351   Primary     SFR             360      359        80    5.75    9/1/2006   10/1/2006    8/1/2036    2,987.90    9/1/2006
6342297329   Primary     PUD             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    3,996.76    8/1/2006
6343982481   Primary     Condo           360      359     78.43   6.375    9/1/2006   10/1/2006    8/1/2036    4,250.00    9/1/2006
6358205570   Primary     SFR             360      360        80    6.25   10/1/2006   10/1/2006    9/1/2036    4,026.80   10/1/2006
6358337134   Primary     SFR             360      360     34.48    5.75   10/1/2006   10/1/2006    9/1/2036    2,395.83   10/1/2006
6359214209   Primary     Condo - High    360      360     79.92    6.75   10/1/2006   10/1/2006    9/1/2036    3,861.11   10/1/2006
6360078635   Primary     SFR             360      359     79.44     6.5    9/1/2006    9/1/2006    8/1/2036    3,098.33    9/1/2006
6368720386   Primary     SFR             360      359        80       6    9/1/2006    9/1/2006    8/1/2036    2,459.96    9/1/2006
6379440735   Primary     SFR             360      359        70     6.5    9/1/2006    9/1/2006    8/1/2036    3,222.92    9/1/2006
6381520714   Primary     SFR             360      360     71.58   6.875   10/1/2006   10/1/2006    9/1/2036    3,116.67   10/1/2006
6388374578   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    6,845.83    9/1/2006
6393070138   Primary     SFR             360      359     61.48    6.75    9/1/2006   10/1/2006    8/1/2036    2,801.25    9/1/2006
6396877927   Primary     SFR             360      360        80    6.25   10/1/2006   10/1/2006    9/1/2036    2,416.67   10/1/2006
6406748928   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,816.67    8/1/2006
6407346946   Primary     PUD             360      359        80   6.125    9/1/2006    9/1/2006    8/1/2036    5,079.63    9/1/2006
6411253922   Primary     SFR             360      359     57.83   6.625    9/1/2006    9/1/2006    8/1/2036    2,650.00    9/1/2006
6416631783   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,550.00    9/1/2006
6420648427   Primary     SFR             360      359        80   6.375    9/1/2006   10/1/2006    8/1/2036    3,102.50    9/1/2006
6423027322   Primary     SFR             360      360        80   6.375   10/1/2006   10/1/2006    9/1/2036    2,422.50   10/1/2006
6439788776   Secondary   Condo           360      359        62    6.75    9/1/2006    9/1/2006    8/1/2036    4,359.38    9/1/2006
6441508402   Primary     SFR             360      359        80       6    9/1/2006    9/1/2006    8/1/2036    2,312.00    9/1/2006
6445717470   Primary     SFR             360      358        80   5.625    8/1/2006    9/1/2006    7/1/2036    3,843.75    8/1/2006
6449142048   Primary     SFR             360      359        80   6.875    9/1/2006   10/1/2006    8/1/2036    3,895.83    9/1/2006
6452301606   Primary     SFR             360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    2,250.00    9/1/2006
6452523266   Primary     Condo - High    360      360        80   6.125   10/1/2006   10/1/2006    9/1/2036    2,552.08   10/1/2006
6459086820   Primary     PUD             360      359     75.11   6.375    9/1/2006    9/1/2006    8/1/2036    2,812.97    9/1/2006
6468246530   Primary     Condo           360      359        80    6.75    9/1/2006   10/1/2006    8/1/2036    2,385.00    9/1/2006
6468909293   Primary     PUD             360      359     77.06   6.375    9/1/2006    9/1/2006    8/1/2036    2,587.19    9/1/2006
6473271549   Primary     SFR             360      358     14.93    6.25    8/1/2006   10/1/2006    7/1/2036    2,604.17    9/1/2006
6475379951   Primary     PUD             360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    4,481.75    9/1/2006
6478696633   Secondary   SFR             360      360        80   6.625   10/1/2006   10/1/2006    9/1/2036    3,329.62   10/1/2006
6484567125   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    3,145.00    9/1/2006
6497796190   Primary     PUD             360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    3,104.17    9/1/2006
6498450581   Primary     SFR             360      359        70   6.875    9/1/2006   10/1/2006    8/1/2036    8,020.83    9/1/2006
6502911099   Primary     SFR             360      360        80   7.125   10/1/2006   10/1/2006    9/1/2036    4,085.00   10/1/2006
6506827952   Primary     SFR             360      359     65.56     6.5    9/1/2006    9/1/2006    8/1/2036    3,195.83    9/1/2006
6508728885   Primary     SFR             360      359        70   6.625    9/1/2006    9/1/2006    8/1/2036    4,135.10    9/1/2006
6512507473   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,760.42    9/1/2006
6512595270   Primary     SFR             360      358        60     6.5    8/1/2006   10/1/2006    7/1/2036    4,062.50    9/1/2006
6514462370   Primary     SFR             360      359     79.69     6.5    9/1/2006    9/1/2006    8/1/2036    3,453.13    9/1/2006
6524002513   Primary     PUD             360      359     52.87   6.625    9/1/2006   10/1/2006    8/1/2036   14,727.16    9/1/2006
6526082281   Primary     SFR             360      359      62.5   6.875    9/1/2006    9/1/2006    8/1/2036    8,593.75    9/1/2006
6526897217   Primary     Condo           360      359     64.71     6.5    9/1/2006    9/1/2006    8/1/2036    2,979.17    9/1/2006
6527982984   Primary     PUD             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    6,699.93    9/1/2006
6530890612   Investor    SFR             360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    3,289.69   10/1/2006
6534192353   Secondary   SFR             360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    3,375.00    9/1/2006
6535384801   Primary     PUD             360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    5,000.00    9/1/2006
6538259414   Primary     2-Family        360      359        70       7    9/1/2006    9/1/2006    8/1/2036    3,470.83    9/1/2006
6540875801   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,773.33    8/1/2006
6541436934   Primary     PUD             360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    3,086.67    8/1/2006
6543252065   Primary     SFR             360      360     79.37     6.5   10/1/2006   10/1/2006    9/1/2036    2,708.33   10/1/2006
6543871112   Secondary   Condo - High    360      360     66.03   6.375   10/1/2006   10/1/2006    9/1/2036    2,560.63   10/1/2006
6546692028   Primary     2-Family        360      359     78.79   6.125    9/1/2006   10/1/2006    8/1/2036    3,949.47    9/1/2006
6549740055   Primary     PUD             360      359        70    6.75    9/1/2006    9/1/2006    8/1/2036    4,540.19    9/1/2006
6551421800   Primary     SFR             360      359     78.72   6.125    9/1/2006    9/1/2006    8/1/2036    2,832.81    9/1/2006
6552213305   Primary     PUD Attach      360      360        80   6.875   10/1/2006   10/1/2006    9/1/2036    3,628.68   10/1/2006
6553414159   Primary     SFR             360      359     56.54   6.125    9/1/2006   10/1/2006    8/1/2036    2,756.25    9/1/2006
6554422383   Primary     PUD             360      358        80       6    8/1/2006    9/1/2006    7/1/2036    2,248.00    8/1/2006
6558941073   Primary     3-Family        360      359     79.37   6.375    9/1/2006    9/1/2006    8/1/2036    5,312.50    9/1/2006
6560016864   Primary     SFR             360      358        80    6.25    8/1/2006   10/1/2006    7/1/2036    3,541.67    9/1/2006
6562200755   Primary     SFR             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    3,683.33    9/1/2006
6562517067   Secondary   PUD             360      359     43.48    6.25    9/1/2006    9/1/2006    8/1/2036    2,604.17    9/1/2006
6566309552   Secondary   SFR             360      359     64.34   6.625    9/1/2006    9/1/2006    8/1/2036    3,108.23    9/1/2006
6566653231   Primary     SFR             360      358        70   6.375    8/1/2006    9/1/2006    7/1/2036    7,809.38    8/1/2006
6573397046   Primary     SFR             360      358     58.67   6.625    8/1/2006    9/1/2006    7/1/2036    2,429.17    8/1/2006
6574196595   Primary     PUD             360      359        80   5.375    9/1/2006    9/1/2006    8/1/2036    2,741.25    9/1/2006
6574879059   Primary     SFR             360      359        80   7.125    9/1/2006    9/1/2006    8/1/2036    3,847.50    9/1/2006
6578074897   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,658.83    9/1/2006
6579140036   Primary     SFR             360      360        80    6.25   10/1/2006   10/1/2006    9/1/2036    4,704.08   10/1/2006
6581169569   Primary     SFR             360      359      74.8   7.125    9/1/2006    9/1/2006    8/1/2036    2,731.25    9/1/2006
6594212927   Primary     SFR             360      359        75   6.625    9/1/2006    9/1/2006    8/1/2036    5,486.33    9/1/2006
6599221972   Primary     SFR             360      359     62.25     6.5    9/1/2006    9/1/2006    8/1/2036    3,000.83    9/1/2006
6602289396   Primary     SFR             360      360     59.79    5.75   10/1/2006   10/1/2006    9/1/2036    2,602.74   10/1/2006
6611385920   Primary     SFR             360      359     75.47   6.625    9/1/2006    9/1/2006    8/1/2036    5,520.83    9/1/2006
6616508583   Primary     SFR             360      359        80   6.125    9/1/2006    9/1/2006    8/1/2036    4,900.00    9/1/2006
6616566136   Primary     PUD             360      359     67.57   6.375    9/1/2006    9/1/2006    8/1/2036    2,390.63    9/1/2006
6617414922   Primary     Condo           360      358        80   6.125    8/1/2006   10/1/2006    7/1/2036    2,429.58    9/1/2006
6619479287   Primary     SFR             360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    3,528.38    9/1/2006
6623916191   Primary     PUD             360      359     78.82   6.375    9/1/2006    9/1/2006    8/1/2036    2,491.56    9/1/2006
6629409019   Primary     PUD Attach      360      360     79.04     6.5   10/1/2006   10/1/2006    9/1/2036    2,870.83   10/1/2006
6629855849   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,996.25    9/1/2006
6639038428   Primary     SFR             360      358        80    6.25    8/1/2006   10/1/2006    7/1/2036    3,227.08    9/1/2006
6643535815   Investor    Condo - Low     360      360        80    7.25   10/1/2006   10/1/2006    9/1/2036    3,329.03   10/1/2006
6645314011   Primary     SFR             360      359     44.34   6.125    9/1/2006    9/1/2006    8/1/2036    3,038.06    9/1/2006
6646069846   Primary     SFR             360      359        80   6.625    9/1/2006   10/1/2006    8/1/2036    4,098.67    9/1/2006
6646963717   Primary     PUD             360      359     79.75    6.25    9/1/2006    9/1/2006    8/1/2036    4,002.17    9/1/2006
6663754114   Primary     PUD             360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    2,562.50    9/1/2006
6675462524   Primary     SFR             360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    2,882.24    9/1/2006
6677133693   Primary     PUD             360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    2,412.50    9/1/2006
6681041718   Primary     SFR             360      359     72.31   6.375    9/1/2006    9/1/2006    8/1/2036    4,648.44    9/1/2006
6697416615   Primary     SFR             360      359     45.33   6.625    9/1/2006    9/1/2006    8/1/2036    3,754.17    9/1/2006
6700458000   Primary     SFR             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    3,141.67    9/1/2006
6703598158   Primary     SFR             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    3,218.97    8/1/2006
6703889854   Primary     Condo           360      359        80   6.625    9/1/2006   10/1/2006    8/1/2036    3,003.33    9/1/2006
6705549811   Primary     SFR             360      360        80   6.125   10/1/2006   10/1/2006    9/1/2036    3,511.67   10/1/2006
6708600546   Primary     SFR             360      359     66.09    6.25    9/1/2006    9/1/2006    8/1/2036    2,994.79    9/1/2006
6711008786   Primary     PUD             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    4,924.58    9/1/2006
6730352504   Primary     SFR             360      359     66.67   6.375    9/1/2006   10/1/2006    8/1/2036    3,187.50    9/1/2006
6734028308   Primary     SFR             360      359     65.22   6.125    9/1/2006   10/1/2006    8/1/2036    9,114.16    9/1/2006
6739238423   Primary     SFR             360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    4,317.03    8/1/2006
6751440618   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    3,230.00    9/1/2006
6754258769   Primary     Condo           360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    3,125.00    9/1/2006
6756121940   Primary     SFR             360      360        80   6.125   10/1/2006   10/1/2006    9/1/2036    3,374.88   10/1/2006
6761405197   Primary     PUD Detach      360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,942.12   10/1/2006
6765525479   Primary     SFR             360      358     67.36    6.25    8/1/2006   10/1/2006    7/1/2036    3,380.21    9/1/2006
6769143600   Primary     SFR             360      358     74.53   6.625    8/1/2006    9/1/2006    7/1/2036    3,312.50    8/1/2006
6769952695   Primary     SFR             360      359     79.49   6.375    9/1/2006   10/1/2006    8/1/2036    2,656.25    9/1/2006
6776847003   Primary     PUD             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,751.67    8/1/2006
6783112276   Primary     SFR             360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    4,740.67    9/1/2006
6783460386   Secondary   PUD             360      358        70   6.375    8/1/2006    9/1/2006    7/1/2036    9,170.89    8/1/2006
6785619807   Primary     Townhouse       360      359     55.56   6.875    9/1/2006    9/1/2006    8/1/2036    8,593.75    9/1/2006
6787466454   Primary     SFR             360      358     67.66    6.25    8/1/2006    9/1/2006    7/1/2036    3,072.92    8/1/2006
6788679170   Secondary   Condo           360      359     74.15   6.625    9/1/2006    9/1/2006    8/1/2036    3,217.57    9/1/2006
6789952584   Primary     PUD             360      359        80   5.875    9/1/2006    9/1/2006    8/1/2036    3,133.33    9/1/2006
6790614785   Secondary   SFR             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    3,694.31    8/1/2006
6793528727   Primary     SFR             360      358      35.5    6.25    8/1/2006    9/1/2006    7/1/2036    2,357.41    8/1/2006
6796573100   Primary     SFR             360      359     65.41    6.75    9/1/2006   10/1/2006    8/1/2036    2,446.88    9/1/2006
6803829297   Primary     SFR             360      359        80       7    9/1/2006   10/1/2006    8/1/2036    4,018.43    9/1/2006
6808175290   Primary     SFR             360      360     60.38   6.875   10/1/2006   10/1/2006    9/1/2036    3,172.97   10/1/2006
6808640301   Primary     SFR             360      360     67.04   6.625   10/1/2006   10/1/2006    9/1/2036    2,627.92   10/1/2006
6812169107   Primary     SFR             360      360     76.97    6.25   10/1/2006   10/1/2006    9/1/2036    3,567.71   10/1/2006
6814390917   Primary     SFR             360      359        80   6.625    9/1/2006   11/1/2006    8/1/2036    3,073.50   10/1/2006
6816334061   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,550.00    9/1/2006
6818345503   Primary     PUD             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,650.00    9/1/2006
6822881071   Primary     Condo           360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    2,333.25    8/1/2006
6825310458   Primary     SFR             360      359     72.63   6.375    9/1/2006    9/1/2006    8/1/2036    3,453.13    9/1/2006
6826098169   Primary     SFR             360      359     47.83   5.875    9/1/2006    9/1/2006    8/1/2036    3,253.46    9/1/2006
6826875442   Primary     PUD             360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    2,475.00    9/1/2006
6832919267   Primary     SFR             360      359      37.5     6.5    9/1/2006    9/1/2006    8/1/2036    3,250.00    9/1/2006
6837052791   Primary     SFR             360      360     60.42    6.25   10/1/2006   10/1/2006    9/1/2036    3,776.04   10/1/2006
6843294833   Primary     SFR             360      359        80   6.625    9/1/2006   10/1/2006    8/1/2036    4,394.58    9/1/2006
6845356770   Primary     Condo - Low     360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,695.33   10/1/2006
6851475399   Primary     SFR             360      359      73.8   6.875    9/1/2006    9/1/2006    8/1/2036    6,569.29    9/1/2006
6860207320   Primary     SFR             360      359     72.46       6    9/1/2006   10/1/2006    8/1/2036    5,000.00    9/1/2006
6869189024   Primary     PUD             360      358     60.63   6.375    8/1/2006   10/1/2006    7/1/2036    3,131.83    9/1/2006
6873812835   Primary     Condo           360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    2,184.58    8/1/2006
6875658012   Primary     SFR             360      360     29.33   6.875   10/1/2006   10/1/2006    9/1/2036    2,520.83   10/1/2006
6879168729   Primary     SFR             360      360        80   6.625   10/1/2006   10/1/2006    9/1/2036    3,400.83   10/1/2006
6879183629   Primary     SFR             360      358        80    5.75    8/1/2006    9/1/2006    7/1/2036    2,247.10    8/1/2006
6887923735   Primary     PUD             360      359        80       7    9/1/2006    9/1/2006    8/1/2036    3,084.67    9/1/2006
6888991988   Primary     PUD Detach      360      360     75.97     6.5   10/1/2006   10/1/2006    9/1/2036    2,551.25   10/1/2006
6889213978   Primary     PUD             360      358     72.18   5.625    8/1/2006    9/1/2006    7/1/2036    2,578.13    8/1/2006
6894446589   Primary     SFR             360      359     63.29   6.375    9/1/2006    9/1/2006    8/1/2036    2,353.44    9/1/2006
6901401627   Primary     PUD Attach      360      360        80    6.25   10/1/2006   10/1/2006    9/1/2036    2,416.67   10/1/2006
6906705287   Primary     SFR             360      359        80   6.125    9/1/2006   10/1/2006    8/1/2036    2,674.58    9/1/2006
6907347469   Primary     Condo           360      359     75.95    6.75    9/1/2006    9/1/2006    8/1/2036    3,375.00    9/1/2006
6916069773   Primary     SFR             360      358        60   5.875    8/1/2006    9/1/2006    7/1/2036    3,231.25    8/1/2006
6917339779   Secondary   Condo           360      358     79.39   6.375    8/1/2006    9/1/2006    7/1/2036    4,675.00    8/1/2006
6917905744   Primary     PUD             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    3,626.60    9/1/2006
6919838877   Primary     SFR             360      358     61.18     6.5    8/1/2006    9/1/2006    7/1/2036    3,645.42    8/1/2006
6923047952   Primary     PUD             360      359     69.78     5.5    9/1/2006    9/1/2006    8/1/2036    3,025.18    9/1/2006
6923534181   Primary     Condo           360      359     78.84   6.375    9/1/2006    9/1/2006    8/1/2036    3,453.13    9/1/2006
6923767047   Primary     SFR             360      359        80   5.625    9/1/2006    9/1/2006    8/1/2036    3,403.13    9/1/2006
6941745876   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,886.67    9/1/2006
6945698253   Primary     SFR             360      360     67.82   6.125   10/1/2006   10/1/2006    9/1/2036    4,119.06   10/1/2006
6945992300   Primary     SFR             360      360     54.64     6.5   10/1/2006   10/1/2006    9/1/2036    1,895.83   10/1/2006
6951859195   Primary     PUD             360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    3,599.58    8/1/2006
6953833065   Primary     SFR             360      359        76    6.25    9/1/2006    9/1/2006    8/1/2036    2,770.83    9/1/2006
6956561259   Primary     SFR             360      360     79.97   6.125   10/1/2006   10/1/2006    9/1/2036    4,808.13   10/1/2006
6959095172   Primary     SFR             360      358     73.53       6    8/1/2006    9/1/2006    7/1/2036    3,747.20    8/1/2006
6960689112   Primary     SFR             360      359        80   6.375    9/1/2006   10/1/2006    8/1/2036    2,613.75    9/1/2006
6961561609   Primary     PUD             360      359     74.24     6.5    9/1/2006    9/1/2006    8/1/2036    2,654.17    9/1/2006
6973076000   Primary     Condo           360      359     74.89     6.5    9/1/2006    9/1/2006    8/1/2036    3,650.83    9/1/2006
6978045323   Primary     PUD             360      359     79.46   6.625    9/1/2006    9/1/2006    8/1/2036    2,456.77    9/1/2006
6981291799   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,773.33    8/1/2006
6991965747   Primary     PUD             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,862.72    9/1/2006
6993437059   Secondary   SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    4,658.33   10/1/2006
6187898827   Primary     PUD             360      359     78.34   5.875    9/1/2006   10/1/2006    8/1/2036    3,637.96    9/1/2006
6450633950   Primary     SFR             360      359        80    5.75    9/1/2006    9/1/2006    8/1/2036    3,244.67    9/1/2006
6036313903   Primary     SFR             360      356        80       6    6/1/2006    9/1/2006    5/1/2036    3,429.43    8/1/2006
6117796810   Primary     PUD             360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    3,305.41    8/1/2006
6404828391   Primary     Townhouse       360      356        80   6.625    6/1/2006   10/1/2006    5/1/2036    2,451.25    9/1/2006
6796984737   Primary     SFR             360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    3,187.50    8/1/2006
6812461892   Primary     SFR             360      356     66.05       6    6/1/2006    9/1/2006    5/1/2036    3,930.00    8/1/2006
6012627029   Primary     SFR             360      357        80    6.75    7/1/2006    9/1/2006    6/1/2036    2,700.00    8/1/2006
6726368340   Primary     PUD             360      357     63.14    6.25    7/1/2006    9/1/2006    6/1/2036    3,164.79    8/1/2006
  61010351   Primary     SFR             360      351        80       6    1/1/2006    9/1/2006   12/1/2035    2,220.00    8/1/2006
  61313953   Primary     SFR             360      352     64.73       6    2/1/2006   11/1/2006    1/1/2036    3,233.04   10/1/2006
 148251325   Primary     Condo           360      348        70     6.5   10/1/2005    9/1/2006    9/1/2035    2,747.47    8/1/2006
 148512981   Primary     SFR             360      350     74.29    6.25   12/1/2005    9/1/2006   11/1/2035    4,002.17    8/1/2006
 148929391   Primary     SFR             360      351        80   5.875    1/1/2006    9/1/2006   12/1/2035    2,279.50    8/1/2006
 152228037   Primary     Condo           360      356        80   6.625    6/1/2006    9/1/2006    5/1/2036    1,987.50    8/1/2006
  61268066   Primary     SFR             360      352        80   4.625    2/1/2006    9/1/2006    1/1/2036    1,385.44    8/1/2006
 148834831   Investor    SFR             360      351     56.09   5.875    1/1/2006    9/1/2006   12/1/2035      856.77    8/1/2006
 148972227   Primary     SFR             360      352        65       6    2/1/2006    9/1/2006    1/1/2036    2,582.46    8/1/2006
  63499834   Primary     SFR             360      356        80     6.5    6/1/2006    9/1/2006    5/1/2036    2,010.62    8/1/2006
 149859126   Primary     PUD             360      353        95       6    3/1/2006    9/1/2006    2/1/2036    1,208.44    8/1/2006
 150578862   Primary     SFR             360      356        80   6.125    6/1/2006    9/1/2006    5/1/2036    1,697.79    8/1/2006
  49363344   Primary     SFR             360      340        80       5    2/1/2005    9/1/2006    1/1/2035      706.67    8/1/2006
  52891793   Primary     SFR             360      345        80       5    7/1/2005    9/1/2006    6/1/2035    1,122.17    8/1/2006
  62736079   Primary     SFR             360      354     24.06    5.25    4/1/2006    9/1/2006    3/1/2036    2,625.00    8/1/2006
6024610633   Primary     SFR             360      360     79.68    6.75   10/1/2006   10/1/2006    9/1/2036    2,774.16   10/1/2006
6407176079   Investor    Condo - High    360      359     62.93    6.75    9/1/2006    9/1/2006    8/1/2036    2,655.00    9/1/2006
6472480893   Primary     SFR             360      360        60   6.875   10/1/2006   10/1/2006    9/1/2036    4,640.63   10/1/2006
6558942287   Primary     PUD Detach      360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    5,400.00   10/1/2006
6631770440   Primary     SFR             360      360     51.47   6.125   10/1/2006   10/1/2006    9/1/2036    4,253.28   10/1/2006
6698606560   Primary     SFR             360      360      77.3    7.25   10/1/2006   10/1/2006    9/1/2036    3,922.85   10/1/2006
6780358575   Primary     SFR             360      360        75   6.875   10/1/2006   10/1/2006    9/1/2036    3,695.31   10/1/2006
6884411031   Primary     SFR             360      360     67.57   7.125   10/1/2006   10/1/2006    9/1/2036    2,968.75   10/1/2006
6915462896   Primary     SFR             360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    2,430.00   10/1/2006
6922898108   Primary     SFR             360      360        80   6.875   10/1/2006   10/1/2006    9/1/2036    2,475.00   10/1/2006
6986343678   Primary     PUD Detach      360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,548.00   10/1/2006
6209549036   Primary     SFR             360      360     73.08    6.75   10/1/2006   10/1/2006    9/1/2036    2,671.88   10/1/2006
6564969696   Primary     SFR             360      360     70.38    6.75   10/1/2006   10/1/2006    9/1/2036    3,681.56   10/1/2006
6863496433   Secondary   SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    3,294.34   10/1/2006

  LOANID         OBAL           COBAL       PURPOSE       DOC         OAPPVAL      FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN
----------   ------------   ------------   --------   ----------   ------------   ---------   -------   -----   ------   ------

6000774395     491,344.00     491,344.00   Purchase   Stated         615,000.00    7/1/2011     11.25    2.25      2      2.25
6013471302     500,000.00     500,000.00   C/O Refi   Stated         628,000.00    6/1/2011    11.375    2.25      2      2.25
6036523667     487,750.00     487,750.00   R/T Refi   Stated         800,000.00    7/1/2011    11.375    2.25      2      2.25
6073505072   1,190,000.00   1,186,983.53   C/O Refi   Stated       1,700,000.00    6/1/2011    11.875    2.25      2      2.25
6079616022     365,000.00     364,333.36   Purchase   Stated         515,000.00    5/1/2011    11.625    2.25      2      2.25
6082154995     120,000.00     119,695.80   C/O Refi   Stated         175,000.00    6/1/2011    11.875    2.25      2      2.25
6087891138     698,000.00     697,900.00   C/O Refi   Stated       1,300,000.00    6/1/2011      11.5    2.25      2      2.25
6101562574   1,200,000.00   1,200,000.00   Purchase   Standard     1,500,000.00    7/1/2011     11.25    2.25      2      2.25
6102138689     514,000.00     513,221.82   R/T Refi   Stated         714,000.00    6/1/2011        11    2.25      2      2.25
6103243082     500,000.00     499,820.62   Purchase   Stated         640,000.00    7/1/2011    11.625    2.25      2      2.25
6123911551     825,000.00     824,275.50   Purchase   Stated       1,100,000.00    7/1/2011      11.5    2.25      2      2.25
6197752295     594,750.00     594,750.00   Purchase   Stated         797,000.00    6/1/2011     11.25    2.25      2      2.25
6221822684     513,750.00     513,750.00   R/T Refi   Stated         685,000.00    7/1/2011      11.5    2.25      2      2.25
6249421733     438,400.00     438,400.00   Purchase   Stated         560,000.00    6/1/2011    11.375    2.25      2      2.25
6249821346     275,000.00     275,000.00   Purchase   Stated         675,000.00    7/1/2011      11.5    2.25      2      2.25
6323348273     555,200.00     555,200.00   Purchase   Standard       702,000.00    7/1/2011    11.375    2.25      2      2.25
6371881985     479,992.00     479,992.00   Purchase   Standard       635,000.00    6/1/2011     11.25    2.25      2      2.25
6378015140     650,000.00     650,000.00   Purchase   Stated         880,000.00    6/1/2011    11.625    2.25      2      2.25
6386667635     730,000.00     728,676.56   Purchase   Stated       1,725,000.00    7/1/2011      11.5    2.25      2      2.25
6425786859     727,000.00     727,000.00   R/T Refi   Stated       1,025,000.00    6/1/2011    11.375    2.25      2      2.25
6462086056     650,000.00     648,849.86   Purchase   Stated         960,000.00    7/1/2011    11.625    2.25      2      2.25
6469478082     735,000.00     735,000.00   R/T Refi   Stated       1,110,000.00    7/1/2011    11.625    2.25      2      2.25
6487578954     569,200.00     569,200.00   Purchase   Standard       730,000.00    7/1/2011    10.875    2.25      2      2.25
6508518997     400,000.00     400,000.00   C/O Refi   Stated       1,250,000.00    7/1/2011    11.375    2.25      2      2.25
6514526471     476,000.00     476,000.00   C/O Refi   Stated         750,000.00    7/1/2011        12    2.25      2      2.25
6565862023     650,000.00     648,877.57   Purchase   Stated       1,500,000.00    7/1/2011     11.75    2.25      2      2.25
6610051127     650,000.00     650,000.00   Purchase   Stated         920,000.00    7/1/2011     11.25    2.25      2      2.25
6611020725     110,000.00     110,000.00   Purchase   Standard       230,000.00    6/1/2011     11.25    2.25      2      2.25
6615289771     768,750.00     766,602.58   Purchase   Stated       1,025,000.00    6/1/2011    11.375    2.25      2      2.25
6617184863     600,000.00     600,000.00   Purchase   Standard       790,000.00    7/1/2011     11.25    2.25      2      2.25
6636553213     444,800.00     443,993.61   Purchase   Stated       1,005,000.00    7/1/2011      11.5    2.25      2      2.25
6647401089     786,500.00     785,039.21   Purchase   Stated       1,210,000.00    7/1/2011    11.375    2.25      2      2.25
6648013966   1,000,000.00     998,142.68   R/T Refi   Stated       1,569,000.00    7/1/2011    11.375    2.25      2      2.25
6658280919     430,400.00     429,831.50   C/O Refi   Stated         538,000.00    6/1/2011      11.5    2.25      2      2.25
6664261408     464,000.00     464,000.00   Purchase   Standard       580,000.00    7/1/2011     11.25    2.25      2      2.25
6679588175   1,000,000.00     998,187.08   Purchase   Stated       1,320,000.00    7/1/2011      11.5    2.25      2      2.25
6748666853     560,000.00     559,309.73   C/O Refi   Stated         800,000.00    6/1/2011     11.75    2.25      2      2.25
6753070132     458,300.00     458,300.00   R/T Refi   Stated         800,000.00    7/1/2011     11.25    2.25      2      2.25
6754654793   1,000,000.00     997,208.33   C/O Refi   Stated       3,900,000.00    7/1/2011     11.25    2.25      2      2.25
6759779967     350,000.00     349,410.21   Purchase   Stated         900,000.00    7/1/2011    11.875    2.25      2      2.25
6793625945   1,494,000.00   1,492,637.73   Purchase   Stated       2,300,000.00    7/1/2011      11.5    2.25      2      2.25
6795657888     847,500.00     846,852.34   C/O Refi   Stated       1,130,000.00    7/1/2011        12    2.25      2      2.25
6801056836     438,000.00     438,000.00   R/T Refi   Stated         530,000.00    1/1/2011     10.75    2.25      2      2.25
6809187294     532,000.00     532,000.00   C/O Refi   Stated         760,000.00    7/1/2011    11.625    2.25      2      2.25
6870368096     900,126.00     897,787.90   C/O Refi   Stated       1,400,000.00    6/1/2011     11.75    2.25      2      2.25
6871297633     472,187.00     472,187.00   Purchase   Stated         591,000.00    6/1/2011    11.375    2.25      2      2.25
6882245530     601,136.00     600,046.18   Purchase   Stated         802,000.00    7/1/2011      11.5    2.25      2      2.25
6891389105     650,000.00     650,000.00   C/O Refi   Stated         875,000.00    7/1/2011    11.625    2.25      2      2.25
6896814529   1,500,000.00   1,500,000.00   C/O Refi   Stated       2,000,000.00    6/1/2011    11.375    2.25      2      2.25
6909271766   1,116,000.00   1,116,000.00   Purchase   Stated       1,440,000.00    6/1/2011      11.5    2.25      2      2.25
6947877889     609,936.00     609,936.00   Purchase   Stated         763,000.00    6/1/2011    11.625    2.25      2      2.25
6030517012     506,250.00     506,250.00   Purchase   Stated         675,000.00    6/1/2011    11.375    2.25      2      2.25
6042897071     258,750.00     257,327.35   C/O Refi   Stated         345,000.00    3/1/2011      11.5    2.25      2      2.25
6066929040     710,000.00     710,000.00   Purchase   Stated       1,260,000.00    5/1/2011    11.125    2.25      2      2.25
6101796248     720,000.00     720,000.00   R/T Refi   Stated         930,000.00    6/1/2011      11.5    2.25      2      2.25
6105989302     400,000.00     395,632.37   Purchase   Stated         565,000.00   11/1/2010    10.625    2.25      2      2.25
6117403706     276,000.00     274,738.86   Purchase   Standard       350,000.00    4/1/2011      11.5    2.25      2      2.25
6123969153     624,000.00     624,000.00   Purchase   Standard       780,000.00    6/1/2011     11.25    2.25      2      2.25
6198975291     432,725.00     431,069.13   Purchase   Standard       541,000.00    5/1/2011     11.25    2.25      2      2.25
6200581442     570,400.00     569,620.26   R/T Refi   Stated         725,000.00    6/1/2011    11.375    2.25      2      2.25
6211992828     600,758.00     600,758.00   Purchase   Stated         815,000.00    5/1/2011        11    2.25      2      2.25
6258442349     289,348.00     286,942.13   Purchase   Stated         375,000.00    4/1/2010      12.5    2.25      2      2.25
6278085227     500,000.00     500,000.00   Purchase   Stated         640,000.00    5/1/2011     11.25    2.25      2      2.25
6283172572     780,000.00     780,000.00   Purchase   Standard       975,000.00    6/1/2011    11.375    2.25      2      2.25
6291283965     624,000.00     622,379.14   C/O Refi   Stated         780,000.00    6/1/2011     11.75    2.25      2      2.25
6293745995     463,200.00     463,200.00   Purchase   Standard       579,000.00    5/1/2011    11.375    2.25      2      2.25
6308613824     281,000.00     281,000.00   C/O Refi   Stated         405,000.00    5/1/2011     10.75    2.25      2      2.25
6320708495     444,000.00     444,000.00   Purchase   Standard       555,000.00    6/1/2011    11.375    2.25      2      2.25
6320795146     552,000.00     552,000.00   R/T Refi   Standard       700,000.00    5/1/2011    11.375    2.25      2      2.25
6350324015     350,000.00     350,000.00   C/O Refi   SISA           500,000.00    4/1/2011    11.625    2.25      2      2.25
6350696529     650,000.00     650,000.00   R/T Refi   Stated       1,550,000.00    6/1/2011    11.625    2.25      2      2.25
6364793221     884,000.00     884,000.00   Purchase   Standard     1,105,000.00    6/1/2011    11.375    2.25      2      2.25
6430131232     350,209.00     350,209.00   Purchase   Stated         438,000.00    4/1/2010     11.25    2.25      2      2.25
6436744475     340,904.00     340,904.00   Purchase   Stated         521,000.00    6/1/2011    11.375    2.25      2      2.25
6453492412     937,500.00     935,004.85   C/O Refi   Stated       1,250,000.00    6/1/2011    11.625    2.25      2      2.25
6467042641     523,000.00     523,000.00   C/O Refi   Stated         870,000.00    5/1/2011      11.5    2.25      2      2.25
6472746350     410,000.00     410,000.00   C/O Refi   Standard       520,000.00    5/1/2011     11.25    2.25      2      2.25
6515797444     479,200.00     479,200.00   Purchase   Standard       600,000.00    5/1/2011      11.5    2.25      2      2.25
6538030211     620,800.00     620,800.00   Purchase   Standard       776,000.00    5/1/2011     10.75    2.25      2      2.25
6569965012     265,064.00     265,064.00   Purchase   Standard       356,000.00    3/1/2011     11.25    2.25      2      2.25
6578475045     524,800.00     523,300.00   Purchase   Standard       660,000.00    6/1/2011      11.5    2.25      2      2.25
6598300348     480,000.00     480,000.00   Purchase   Stated         640,000.00    5/1/2011      11.5    2.25      2      2.25
6654176723     264,003.00     262,367.37   Purchase   Stated         354,000.00   10/1/2009    10.875    2.25      2      2.25
6660166981     759,200.00     759,200.00   Purchase   Standard       950,000.00    5/1/2011     11.25    2.25      2      2.25
6664497796     586,400.00     586,400.00   Purchase   Standard       733,000.00    5/1/2011      11.5    2.25      2      2.25
6676339366     404,000.00     404,000.00   Purchase   Standard       505,000.00    3/1/2011    10.625    2.25      2      2.25
6685935469     520,000.00     520,000.00   Purchase   Standard       665,000.00    6/1/2011      11.5    2.25      2      2.25
6739724927     440,000.00     440,000.00   Purchase   Standard       550,000.00    5/1/2011     11.25    2.25      2      2.25
6764498348   1,080,000.00   1,080,000.00   R/T Refi   Stated       1,500,000.00    5/1/2011      11.5    2.25      2      2.25
6776730688     504,000.00     501,971.08   R/T Refi   Stated         630,000.00    5/1/2011     11.25    2.25      2      2.25
6796189832     488,000.00     488,000.00   C/O Refi   Stated         610,000.00    5/1/2011     11.75    2.25      2      2.25
6804028048     650,000.00     647,630.36   Purchase   Stated         880,000.00    5/1/2011      11.5    2.25      2      2.25
6804713037     420,000.00     420,000.00   Purchase   Standard       525,000.00    5/1/2011     11.25    2.25      2      2.25
6805979926     516,000.00     516,000.00   Purchase   Standard       670,000.00    6/1/2011    11.125    2.25      2      2.25
6810659620     480,000.00     480,000.00   R/T Refi   Stated         600,000.00    5/1/2011    11.625    2.25      2      2.25
6820533021     472,000.00     472,000.00   Purchase   Standard       590,000.00    6/1/2011    11.375    2.25      2      2.25
6825031047     717,106.00     717,106.00   Purchase   Stated       1,165,000.00    6/1/2011    10.875    2.25      2      2.25
6840895780     440,000.00     440,000.00   Purchase   Standard       550,000.00    6/1/2011    11.875    2.25      2      2.25
6924775403     500,000.00     498,177.23   C/O Refi   Stated         870,000.00    5/1/2011      11.5    2.25      2      2.25
6941175066     760,000.00     760,000.00   Purchase   Standard       950,000.00    5/1/2011     10.75    2.25      2      2.25
6669570993     720,000.00     720,000.00   Purchase   Stated         900,000.00    3/1/2011    10.875    2.25      2      2.25
3304435591     257,500.00     257,086.93   C/O Refi   Reduced        515,000.00    7/1/2011    12.125    2.25      2      2.25
3304618444     195,700.00     195,370.24   C/O Refi   Standard       287,000.00    7/1/2011    11.875    2.25      2      2.25
6024185248   2,870,000.00   2,870,000.00   Purchase   Standard     4,100,000.00    6/1/2011      11.5    2.25      2      2.25
6065383744     428,000.00     428,000.00   Purchase   Standard       536,000.00    7/1/2011      11.5    2.25      2      2.25
6078776900     487,004.00     487,004.00   Purchase   Stated         695,000.00    7/1/2011    11.375    2.25      2      2.25
6114100370   1,596,000.00   1,596,000.00   Purchase   Standard     1,995,000.00    7/1/2011     12.25    2.25      2      2.25
6145473531     560,000.00     559,481.32   Purchase   Stated         700,000.00    8/1/2011    11.375    2.25      2      2.25
6158736493     550,800.00     550,800.00   Purchase   Standard       688,500.00    8/1/2011    11.125    2.25      2      2.25
6161320889     615,000.00     615,000.00   C/O Refi   Stated       1,018,000.00    8/1/2011    12.125    2.25      2      2.25
6186222953     456,000.00     456,000.00   Purchase   Standard       580,000.00    8/1/2011     12.25    2.25      2      2.25
6233958971     505,000.00     505,000.00   C/O Refi   Stated       1,100,000.00    7/1/2011    11.625    2.25      2      2.25
6235454755     987,256.00     987,256.00   Purchase   Stated       1,555,000.00    8/1/2011      11.5    2.25      2      2.25
6237363749     397,960.00     397,818.70   Purchase   Stated         497,450.00    8/1/2011     12.25    2.25      2      2.25
6249503274     678,400.00     678,400.00   Purchase   Stated         848,000.00    8/1/2011    11.625    2.25      2      2.25
6261661034     688,615.00     688,022.11   R/T Refi   Stated       1,150,000.00    8/1/2011     11.75    2.25      2      2.25
6273315116     549,000.00     547,573.96   Purchase   Stated         908,000.00    6/1/2011     11.75    2.25      2      2.25
6327323421     635,200.00     633,279.14   Purchase   Stated         794,000.00    7/1/2011    11.375    2.25      2      2.25
6374042379     480,000.00     479,650.00   Purchase   Stated         780,000.00    8/1/2011    11.625    2.25      2      2.25
6388647858     570,000.00     569,497.09   Purchase   Stated         720,000.00    8/1/2011    11.625    2.25      2      2.25
6413618635     503,192.00     502,650.06   Purchase   Stated         697,000.00    7/1/2011     10.75    2.25      2      2.25
6419303414     367,500.00     367,191.25   Purchase   Standard       550,000.00    8/1/2011    11.875    2.25      2      2.25
6420774447     350,000.00     344,895.83   Purchase   Stated         500,000.00    5/1/2011      11.5    2.25      2      2.25
6441085328     419,932.00     419,932.00   Purchase   Stated         690,000.00    8/1/2011    11.375    2.25      2      2.25
6463859006   2,415,000.00   2,415,000.00   R/T Refi   Standard     3,450,000.00    7/1/2011    11.625    2.25      2      2.25
6471281250     465,000.00     464,609.34   R/T Refi   Stated         790,000.00    8/1/2011    11.875    2.25      2      2.25
6471874401     432,250.00     432,250.00   R/T Refi   Stated         665,000.00    6/1/2011    11.625    2.25      2      2.25
6483935992     775,920.00     775,920.00   Purchase   Standard       970,000.00    7/1/2011      11.5    2.25      2      2.25
6492106932   2,625,000.00   2,625,000.00   Purchase   Standard     3,600,000.00    7/1/2011    11.875    2.25      2      2.25
6504332559     310,000.00     309,745.89   C/O Refi   Stated         595,000.00    8/1/2011        12    2.25      2      2.25
6527109505     560,000.00     560,000.00   R/T Refi   Stated         810,000.00    8/1/2011        12    2.25      2      2.25
6530805008     606,500.00     606,500.00   R/T Refi   Stated         875,000.00    7/1/2011    11.625    2.25      2      2.25
6632586910     466,397.00     466,397.00   Purchase   Standard       600,000.00    8/1/2011    11.375    2.25      2      2.25
6650623330     439,200.00     439,200.00   Purchase   Standard       575,000.00    8/1/2011    11.625    2.25      2      2.25
6661679982     560,000.00     560,000.00   Purchase   Stated         700,000.00    7/1/2011    10.875    2.25      2      2.25
6671646930     591,750.00     591,750.00   Purchase   Stated         789,000.00    8/1/2011      11.5    2.25      2      2.25
6712395760   1,990,000.00   1,990,000.00   R/T Refi   Standard     2,800,000.00    8/1/2011    11.125    2.25      2      2.25
6724913428   3,000,000.00   2,997,659.71   C/O Refi   Stated       6,300,000.00    8/1/2011     12.25    2.25      2      2.25
6732064040     425,250.00     425,250.00   Purchase   Standard       575,000.00    8/1/2011      11.5    2.25      2      2.25
6740180424   1,500,000.00   1,500,000.00   C/O Refi   Stated       2,059,000.00    7/1/2011    11.875    2.25      2      2.25
6778725124     488,000.00     488,000.00   Purchase   Standard       610,000.00    8/1/2011     11.25    2.25      2      2.25
6796674809     488,000.00     488,000.00   Purchase   Standard       630,000.00    8/1/2011    11.625    2.25      2      2.25
6820702592     615,000.00     615,000.00   C/O Refi   Stated         850,000.00    9/1/2011     11.25    2.25      2      2.25
6840690439   1,194,220.00   1,193,216.71   Purchase   Stated       1,800,000.00    8/1/2011    11.875    2.25      2      2.25
6859372010     345,562.00     344,993.83   Purchase   Standard       460,750.00    7/1/2011        12    2.25      2      2.25
6867844901   1,400,000.00   1,400,000.00   C/O Refi   Standard     2,500,000.00    8/1/2011     11.75    2.25      2      2.25
6880270860     690,918.00     690,918.00   C/O Refi   Stated         935,000.00    9/1/2011     11.75    2.25      2      2.25
6885208238     320,000.00     320,000.00   Purchase   Standard       400,000.00    8/1/2011    11.375    2.25      2      2.25
6926025302   1,356,000.00   1,356,000.00   Purchase   Stated       1,695,000.00    8/1/2011     11.25    2.25      2      2.25
6931696600     500,000.00     500,000.00   C/O Refi   Stated         625,000.00    8/1/2011      11.5    2.25      2      2.25
6948856494     870,000.00     868,780.71   C/O Refi   Stated       1,250,000.00    7/1/2011      11.5    2.25      2      2.25
6961790604     536,006.00     536,006.00   Purchase   Standard       672,000.00    7/1/2011      11.5    2.25      2      2.25
6981339903     577,500.00     577,500.00   Purchase   Stated         770,000.00    7/1/2011    11.625    2.25      2      2.25
6007512491     544,000.00     544,000.00   Purchase   Standard       680,000.00    6/1/2011    10.875    2.25      2      2.25
6076587374     489,000.00     489,000.00   R/T Refi   Standard       652,000.00    6/1/2011    10.875    2.25      2      2.25
6080180380     500,000.00     500,000.00   C/O Refi   Standard       629,000.00    6/1/2011    11.125    2.25      2      2.25
6101911276     480,000.00     480,000.00   C/O Refi   Standard       650,000.00    6/1/2011      11.5    2.25      2      2.25
6128893200     451,200.00     451,200.00   Purchase   Standard       565,000.00    6/1/2011    11.125    2.25      2      2.25
6146659740     880,000.00     880,000.00   Purchase   SISA         1,200,000.00    7/1/2011    11.375    2.25      2      2.25
6153580433     440,000.00     440,000.00   C/O Refi   Reduced        550,000.00    7/1/2011    11.375    2.25      2      2.25
6168651831     640,000.00     640,000.00   Purchase   SISA           800,000.00    7/1/2011    11.375    2.25      2      2.25
6174317336     592,800.00     592,800.00   Purchase   Standard       741,000.00    7/1/2011     11.25    2.25      2      2.25
6196330622     445,920.00     445,788.95   Purchase   Standard       685,000.00    6/1/2011    11.375    2.25      2      2.25
6216181542     564,000.00     562,977.50   Purchase   Standard       705,000.00    7/1/2011      11.5    2.25      2      2.25
6235615504     449,808.00     449,808.00   Purchase   Standard       635,000.00    5/1/2011    10.875    2.25      2      2.25
6245332371     750,000.00     748,672.91   C/O Refi   Standard       965,000.00    7/1/2011    11.625    2.25      2      2.25
6259267018     764,000.00     764,000.00   Purchase   Reduced        955,000.00    7/1/2011     10.75    2.25      2      2.25
6264092898     592,000.00     592,000.00   R/T Refi   Reduced      1,165,000.00    6/1/2011    11.625    2.25      2      2.25
6284736706     435,000.00     435,000.00   C/O Refi   Standard       687,000.00    6/1/2011    10.625    2.25      2      2.25
6292269245     252,000.00     252,000.00   Purchase   Standard       315,000.00    4/1/2011    11.125    2.25      2      2.25
6328101586   1,200,000.00   1,200,000.00   C/O Refi   Standard     1,600,000.00    7/1/2011    11.375    2.25      2      2.25
6335568991     439,000.00     439,000.00   Purchase   Reduced        549,000.00    7/1/2011    11.375    2.25      2      2.25
6336662579     881,250.00     881,250.00   Purchase   Standard     1,240,000.00    7/1/2011    11.625    2.25      2      2.25
6369431207   1,340,000.00   1,337,319.14   Purchase   Rapid        2,000,000.00    7/1/2011    11.125    2.25      2      2.25
6371273456     528,000.00     528,000.00   Purchase   SISA           660,000.00    7/1/2011      11.5    2.25      2      2.25
6381253845     468,000.00     467,087.94   R/T Refi   Standard       585,000.00    7/1/2011    11.125    2.25      2      2.25
6418400344     497,600.00     496,176.19   R/T Refi   Standard       622,000.00    6/1/2011     11.25    2.25      2      2.25
6421612950     610,400.00     610,231.50   Purchase   SISA           770,000.00    6/1/2011    11.625    2.25      2      2.25
6491514862     340,000.00     340,000.00   Purchase   Standard       425,000.00    5/1/2011    11.375    2.25      2      2.25
6498027256   1,300,000.00     998,000.00   Purchase   Standard     2,465,000.00    7/1/2011      11.5    2.25      2      2.25
6511644236     444,000.00     443,233.29   Purchase   Standard       690,000.00    7/1/2011     11.75    2.25      2      2.25
6516528046     582,400.00     582,400.00   Purchase   Standard       728,000.00    6/1/2011    11.125    2.25      2      2.25
6523699475     568,000.00     567,917.50   R/T Refi   Reduced        800,000.00    6/1/2011    11.375    2.25      2      2.25
6550868282     491,250.00     490,401.70   Purchase   Standard       655,000.00    7/1/2011     11.75    2.25      2      2.25
6555710240     558,241.00     558,241.00   Purchase   Rapid          700,000.00    5/1/2011    11.375    2.25      2      2.25
6572185871     539,000.00     538,000.10   C/O Refi   Rapid          770,000.00    7/1/2011    11.375    2.25      2      2.25
6590327307     444,950.00     444,950.00   Purchase   SISA           595,000.00    7/1/2011    11.375    2.25      2      2.25
6616398746   1,000,000.00   1,000,000.00   Purchase   Standard     1,525,000.00    6/1/2011      11.5    2.25      2      2.25
6630534466     608,000.00     608,000.00   Purchase   Standard       760,000.00    6/1/2011    11.625    2.25      2      2.25
6633414401     424,326.00     423,140.66   Purchase   Standard       570,000.00    6/1/2011    11.375    2.25      2      2.25
6642756222   1,000,000.00   1,000,000.00   Purchase   Standard     1,550,000.00    6/1/2011      11.5    2.25      2      2.25
6667147299     481,500.00     481,500.00   R/T Refi   SISA           670,000.00    6/1/2011    11.375    2.25      2      2.25
6673446156     536,000.00     535,991.67   Purchase   Standard       670,000.00    6/1/2011     11.25    2.25      2      2.25
6684278390     454,000.00     452,762.05   Purchase   Reduced        568,000.00    6/1/2011      11.5    2.25      2      2.25
6715928393     460,000.00     458,683.76   C/O Refi   Standard       900,000.00    6/1/2011     11.25    2.25      2      2.25
6721151204     639,200.00     639,200.00   Purchase   Standard       799,000.00    7/1/2011    11.375    2.25      2      2.25
6764532963     584,000.00     582,806.24   Purchase   Rapid          730,000.00    7/1/2011    10.875    2.25      2      2.25
6808671033     462,282.40     462,282.40   Purchase   SISA           590,000.00    6/1/2011      11.5    2.25      2      2.25
6820825278     587,500.00     585,858.87   Purchase   SISA           750,000.00    6/1/2011    11.375    2.25      2      2.25
6830678527     650,000.00     650,000.00   Purchase   Standard       815,000.00    6/1/2011    11.375    2.25      2      2.25
6851013539     420,000.00     420,000.00   Purchase   SISA           525,000.00    6/1/2011    11.625    2.25      2      2.25
6889468077     525,000.00     523,831.96   Purchase   SISA           672,000.00    7/1/2011    10.875    2.25      2      2.25
6917152065     443,720.00     443,720.00   Purchase   SISA           555,000.00    7/1/2011     11.25    2.25      2      2.25
6917279900     765,000.00     764,964.06   R/T Refi   SISA         1,150,000.00    7/1/2011    11.375    2.25      2      2.25
6939843170     494,000.00     493,916.54   Purchase   Standard       620,000.00    7/1/2011     10.75    2.25      2      2.25
6962119159     503,960.00     503,960.00   Purchase   SISA           630,000.00    7/1/2011      11.5    2.25      2      2.25
6968554771     536,000.00     536,000.00   C/O Refi   Standard       825,000.00    6/1/2011    11.625    2.25      2      2.25
6974214238     651,865.00     651,826.05   Purchase   Standard       905,000.00    6/1/2011    11.375    2.25      2      2.25
6976330479     535,200.00     535,200.00   Purchase   Standard       670,000.00    6/1/2011        11    2.25      2      2.25
6978602305     482,545.00     482,545.00   Purchase   Standard       604,000.00    6/1/2011     11.25    2.25      2      2.25
6993225280     637,425.00     637,425.00   Purchase   Standard       849,900.00    6/1/2011     11.25    2.25      2      2.25
6994426267     932,000.00     932,000.00   Purchase   SISA         1,200,000.00    7/1/2011    10.875    2.25      2      2.25
6043491049     624,000.00     624,000.00   Purchase   SISA           850,000.00    6/1/2011      11.5    2.25      2      2.25
6069960778     428,418.00     427,162.41   Purchase   Reduced        535,523.00    6/1/2011    11.125    2.25      2      2.25
6078277503     708,800.00     706,277.75   Purchase   Standard       886,000.00    5/1/2011    11.625    2.25      2      2.25
6092690814     907,500.00     907,500.00   Purchase   Standard     1,210,000.00    5/1/2011     11.25    2.25      2      2.25
6106535666     446,892.00     445,223.08   Purchase   SISA           570,000.00    5/1/2011    11.375    2.25      2      2.25
6119755202     434,000.00     434,000.00   R/T Refi   Standard       550,000.00    6/1/2011     11.25    2.25      2      2.25
6175058053     423,112.00     423,112.00   Purchase   Reduced        560,000.00    6/1/2011     11.25    2.25      2      2.25
6207380277     452,000.00     449,763.30   Purchase   Reduced        580,000.00    5/1/2011     9.875    2.25      2      2.25
6228358302     476,000.00     474,501.91   Purchase   Reduced        595,000.00    6/1/2011     10.75    2.25      2      2.25
6291544366     535,000.00     534,869.04   R/T Refi   Standard       730,000.00    6/1/2011    10.875    2.25      2      2.25
6312838565     489,000.00     487,183.82   C/O Refi   Rapid          770,000.00    6/1/2011    11.375    2.25      2      2.25
6313361757     598,400.00     595,762.88   Purchase   Reduced        750,000.00    5/1/2011    10.875    2.25      2      2.25
6327069701     559,200.00     557,599.90   Purchase   SISA           700,000.00    6/1/2011     11.25    2.25      2      2.25
6351965204     639,200.00     636,635.53   Purchase   Reduced        799,000.00    5/1/2011        11    2.25      2      2.25
6365106092     944,000.00     941,425.91   C/O Refi   Rapid        1,180,000.00    6/1/2011      11.5    2.25      2      2.25
6365572210     885,000.00     878,429.11   R/T Refi   Reduced      1,850,000.00    5/1/2011     11.25    2.25      2      2.25
6378985516     650,000.00     648,227.58   Purchase   Rapid          845,000.00    6/1/2011      11.5    2.25      2      2.25
6390253265     520,000.00     518,010.93   Purchase   Reduced        662,000.00    5/1/2011     11.25    2.25      2      2.25
6395287813     680,000.00     677,972.55   R/T Refi   Reduced        900,000.00    6/1/2011    11.125    2.25      2      2.25
6401854044     604,000.00     601,459.33   Purchase   Reduced        755,000.00    5/1/2011     10.75    2.25      2      2.25
6413311744     515,500.00     515,500.00   R/T Refi   Standard       700,000.00    5/1/2011     11.25    2.25      2      2.25
6450100794     626,000.00     623,226.30   Purchase   Standard       783,000.00    5/1/2011    11.125    2.25      2      2.25
6467292154     460,000.00     458,715.02   Purchase   SISA           575,000.00    6/1/2011    11.375    2.25      2      2.25
6480418976     552,000.00     552,000.00   Purchase   SISA           715,000.00    5/1/2011    11.375    2.25      2      2.25
6484879652     668,800.00     668,800.00   Purchase   SISA           836,000.00    6/1/2011     10.75    2.25      2      2.25
6489471141     442,732.00     441,078.62   Purchase   SISA           596,000.00    5/1/2011    11.375    2.25      2      2.25
6513560869     735,000.00     734,934.57   C/O Refi   Standard     1,050,000.00    5/1/2011    11.375    2.25      2      2.25
6546065647     656,000.00     653,983.69   Purchase   SISA           840,000.00    6/1/2011    10.875    2.25      2      2.25
6563150447     431,200.00     429,550.58   Purchase   Standard       539,000.00    5/1/2011     11.25    2.25      2      2.25
6566912629     439,200.00     439,200.00   Purchase   Standard       598,000.00    5/1/2011        10    2.25      2      2.25
6578742287     620,000.00     617,565.93   Purchase   SISA           775,000.00    5/1/2011    11.125    2.25      2      2.25
6580198205     548,000.00     548,000.00   Purchase   Reduced        775,000.00    5/1/2011    11.375    2.25      2      2.25
6592365206     750,000.00     747,265.85   R/T Refi   Standard       970,000.00    5/1/2011      11.5    2.25      2      2.25
6597708731     464,000.00     462,703.86   R/T Refi   Reduced        580,000.00    6/1/2011    11.375    2.25      2      2.25
6623418990     440,000.00     438,467.05   Purchase   Reduced        550,000.00    6/1/2011     11.25    2.25      2      2.25
6625033052     580,000.00     580,000.00   Purchase   Standard       725,000.00    6/1/2011        11    2.25      2      2.25
6640915754     543,148.00     543,148.00   Purchase   Standard       680,000.00    5/1/2011    10.375    2.25      2      2.25
6658840944     599,200.00     597,443.89   Purchase   Standard       764,000.00    6/1/2011    11.125    2.25      2      2.25
6688448320     530,000.00     530,000.00   Purchase   Reduced        710,000.00    5/1/2011    10.875    2.25      2      2.25
6691911785     470,000.00     468,114.36   Purchase   Standard       680,000.00    5/1/2011        11    2.25      2      2.25
6716847675     466,856.00     465,520.13   Purchase   SISA           695,000.00    6/1/2011     11.25    2.25      2      2.25
6733645763     521,920.00     519,564.87   Purchase   Standard       653,000.00    5/1/2011    10.375    2.25      2      2.25
6734957324     668,000.00     665,319.99   Purchase   Standard       835,000.00    5/1/2011        11    2.25      2      2.25
6745398864   1,000,000.00   1,000,000.00   Purchase   Standard     1,395,000.00    5/1/2011     11.25    2.25      2      2.25
6749505589     680,000.00     679,970.83   Purchase   Standard       850,000.00    6/1/2011    11.125    2.25      2      2.25
6760781853     623,920.00     623,920.00   Purchase   Reduced        779,900.00    5/1/2011    10.375    2.25      2      2.25
6765071854     444,000.00     442,535.33   Purchase   Reduced        570,000.00    6/1/2011      10.5    2.25      2      2.25
6802331014     656,000.00     653,368.10   Purchase   Standard       840,000.00    5/1/2011        11    2.25      2      2.25
6813327043     976,000.00     971,492.48   Purchase   Standard     1,300,000.00    5/1/2011     10.25    2.25      2      2.25
6920527295     995,000.00     990,912.28   Purchase   Reduced      1,300,000.00    5/1/2011    10.875    2.25      2      2.25
6960707237     422,000.00     422,000.00   Purchase   Standard       527,500.00    5/1/2011        11    2.25      2      2.25
6978857008   1,000,000.00   1,000,000.00   Purchase   SISA         1,850,000.00    5/1/2011      11.5    2.25      2      2.25
3304820081     435,000.00     434,634.54   Purchase   Reduced        835,000.00    8/1/2011    11.875    2.25      2      2.25
6010338926     516,000.00     516,000.00   Purchase   SISA           645,000.00    9/1/2011      11.5    2.25      2      2.25
6010696687     448,000.00     448,000.00   Purchase   Reduced        565,000.00    8/1/2011    11.875    2.25      2      2.25
6013418600     500,000.00     500,000.00   Purchase   Reduced        634,000.00    8/1/2011        12    2.25      2      2.25
6020179591     582,169.00     582,169.00   Purchase   Reduced        740,000.00    8/1/2011     11.25    2.25      2      2.25
6023833103     460,000.00     460,000.00   Purchase   Reduced        595,000.00    8/1/2011      11.5    2.25      2      2.25
6025540300     520,000.00     519,010.63   Purchase   Standard       650,000.00    7/1/2011     11.25    2.25      2      2.25
6026903176   1,440,000.00   1,440,000.00   Purchase   Standard     2,400,000.00    9/1/2011      11.5    2.25      2      2.25
6044652102     820,000.00     820,000.00   R/T Refi   Rapid        1,500,000.00    8/1/2011     11.25    2.25      2      2.25
6045029730     700,000.00     699,382.40   Purchase   Standard       875,000.00    8/1/2011    11.625    2.25      2      2.25
6047249682   1,392,000.00   1,392,000.00   Purchase   Rapid        1,750,000.00    9/1/2011    10.875    2.25      2      2.25
6053303555     560,000.00     560,000.00   Purchase   Rapid          700,000.00    7/1/2011     11.25    2.25      2      2.25
6059839057     696,000.00     695,603.76   C/O Refi   Standard       900,000.00    8/1/2011      11.5    2.25      2      2.25
6061686967     489,350.00     489,350.00   Purchase   Standard       613,000.00    8/1/2011      11.5    2.25      2      2.25
6066940112     440,000.00     440,000.00   Purchase   SISA           550,000.00    7/1/2011     11.25    2.25      2      2.25
6067452760     578,000.00     577,191.04   Purchase   Rapid          725,000.00    8/1/2011    11.625    2.25      2      2.25
6086300537     447,500.00     447,500.00   C/O Refi   Reduced        660,000.00    9/1/2011    11.625    2.25      2      2.25
6089192865     450,000.00     450,000.00   Purchase   Standard       583,000.00    7/1/2011     10.75    2.25      2      2.25
6101549951     972,000.00     971,968.75   Purchase   Rapid        1,220,000.00    7/1/2011    11.875    2.25      2      2.25
6108307403     537,000.00     536,425.91   Purchase   Reduced        738,000.00    8/1/2011    10.625    2.25      2      2.25
6108615987     650,000.00     650,000.00   Purchase   Standard       830,000.00    7/1/2011    10.625    2.25      2      2.25
6118234639   1,000,000.00   1,000,000.00   C/O Refi   Rapid        1,350,000.00    8/1/2011      11.5    2.25      2      2.25
6119299003     575,340.00     575,340.00   Purchase   Reduced        720,000.00    9/1/2011     10.75    2.25      2      2.25
6119632385     500,000.00     500,000.00   R/T Refi   Rapid        1,585,000.00    7/1/2011        11    2.25      2      2.25
6120016487     776,000.00     776,000.00   Purchase   Standard     1,025,000.00    9/1/2011    11.125    2.25      2      2.25
6123240159     509,000.00     508,582.78   Purchase   Standard       959,000.00    8/1/2011        12    2.25      2      2.25
6123286855     432,000.00     431,599.88   Purchase   Rapid          545,000.00    8/1/2011    11.375    2.25      2      2.25
6124144863     650,000.00     650,000.00   Purchase   Rapid          860,000.00    7/1/2011    11.375    2.25      2      2.25
6125311636     496,000.00     496,000.00   Purchase   SISA           620,000.00    8/1/2011    11.625    2.25      2      2.25
6127097464     420,000.00     420,000.00   Purchase   Standard       640,000.00    8/1/2011      11.5    2.25      2      2.25
6129108699     580,000.00     580,000.00   Purchase   Reduced        725,000.00    7/1/2011    10.625    2.25      2      2.25
6129174741     515,000.00     515,000.00   R/T Refi   Standard       670,000.00    8/1/2011      11.5    2.25      2      2.25
6142907861     720,000.00     719,760.00   Purchase   SISA           975,000.00    7/1/2011    11.375    2.25      2      2.25
6150552096     871,000.00     869,342.81   C/O Refi   Standard     1,175,000.00    7/1/2011     11.25    2.25      2      2.25
6152783376     520,000.00     520,000.00   Purchase   SISA           650,000.00    7/1/2011    11.875    2.25      2      2.25
6157439487     608,000.00     607,489.20   Purchase   Rapid          760,000.00    8/1/2011    11.875    2.25      2      2.25
6159162657     600,000.00     600,000.00   Purchase   Reduced        750,000.00    8/1/2011      11.5    2.25      2      2.25
6165200558     620,000.00     620,000.00   Purchase   SISA           870,000.00    8/1/2011    11.625    2.25      2      2.25
6169572572     750,000.00     750,000.00   Purchase   Standard       975,000.00    7/1/2011    11.625    2.25      2      2.25
6170298472     500,000.00     499,508.33   C/O Refi   Standard       630,000.00    8/1/2011      11.5    2.25      2      2.25
6178443468     464,000.00     464,000.00   Purchase   Reduced        580,000.00    8/1/2011     11.75    2.25      2      2.25
6185024194     433,000.00     433,000.00   C/O Refi   Rapid          545,000.00    8/1/2011     11.25    2.25      2      2.25
6187436016     728,000.00     728,000.00   Purchase   Reduced        965,000.00    9/1/2011      11.5    2.25      2      2.25
6189459396     600,000.00     600,000.00   C/O Refi   Rapid          835,000.00    8/1/2011    11.375    2.25      2      2.25
6192405543     500,000.00     500,000.00   R/T Refi   Standard     1,450,000.00    9/1/2011    11.375    2.25      2      2.25
6195147571   1,083,000.00   1,083,000.00   C/O Refi   Standard     1,470,000.00    8/1/2011        12    2.25      2      2.25
6197525857     672,000.00     672,000.00   Purchase   Standard       860,000.00    8/1/2011    10.375    2.25      2      2.25
6204070368     700,000.00     700,000.00   R/T Refi   Standard     1,200,000.00    8/1/2011      11.5    2.25      2      2.25
6204493743     900,000.00     900,000.00   C/O Refi   Rapid        1,500,000.00    8/1/2011     11.25    2.25      2      2.25
6212769092     507,000.00     507,000.00   R/T Refi   Standard       692,000.00    8/1/2011     11.25    2.25      2      2.25
6218086632     589,000.00     589,000.00   Purchase   Rapid        1,029,000.00    9/1/2011     11.25    2.25      2      2.25
6227141337     450,000.00     450,000.00   Purchase   Reduced        840,000.00    9/1/2011    11.125    2.25      2      2.25
6227588636     459,000.00     459,000.00   Purchase   Standard       659,000.00    8/1/2011      11.5    2.25      2      2.25
6239578732     620,000.00     619,411.72   Purchase   Rapid          845,000.00    8/1/2011     11.25    2.25      2      2.25
6240680048     843,981.00     843,180.19   Purchase   Reduced      1,250,000.00    8/1/2011     11.25    2.25      2      2.25
6245947640     436,000.00     436,000.00   Purchase   Reduced        545,000.00    9/1/2011      11.5    2.25      2      2.25
6246261025     460,000.00     459,573.94   Purchase   Rapid          575,000.00    8/1/2011    11.375    2.25      2      2.25
6258015285     577,416.00     577,416.00   Purchase   Reduced        727,500.00    9/1/2011     11.75    2.25      2      2.25
6264159978     468,750.00     468,750.00   Purchase   Rapid          625,000.00    8/1/2011    11.125    2.25      2      2.25
6265507811     442,000.00     441,580.60   Purchase   Reduced        900,000.00    8/1/2011     11.25    2.25      2      2.25
6267136908     555,000.00     554,498.27   Purchase   Rapid          755,000.00    8/1/2011      11.5    2.25      2      2.25
6271510502   1,150,000.00   1,150,000.00   Purchase   Rapid        1,700,000.00    8/1/2011    11.375    2.25      2      2.25
6277357619     474,000.00     474,000.00   C/O Refi   Rapid          831,000.00    8/1/2011     11.25    2.25      2      2.25
6278948465     657,000.00     657,000.00   Purchase   SISA           825,000.00    9/1/2011      11.5    2.25      2      2.25
6280380244     794,400.00     793,627.89   Purchase   Rapid          993,000.00    8/1/2011    11.125    2.25      2      2.25
6280645505     568,000.00     568,000.00   Purchase   Standard       715,000.00    8/1/2011    11.125    2.25      2      2.25
6281768108     650,000.00     650,000.00   Purchase   SISA           885,000.00    8/1/2011    11.625    2.25      2      2.25
6285818628     608,000.00     608,000.00   R/T Refi   Rapid        1,100,000.00    8/1/2011     11.25    2.25      2      2.25
6287784109     568,000.00     568,000.00   Purchase   Rapid          710,000.00    9/1/2011        11    2.25      2      2.25
6293214810   1,218,750.00   1,218,750.00   Purchase   Rapid        1,625,000.00    8/1/2011    11.375    2.25      2      2.25
6293498058     512,000.00     511,580.32   Purchase   SISA           650,000.00    8/1/2011        12    2.25      2      2.25
6294060998     700,000.00     698,699.88   Purchase   SISA         1,000,000.00    7/1/2011    11.375    2.25      2      2.25
6295831587     710,000.00     710,000.00   Purchase   SISA           925,000.00    8/1/2011      11.5    2.25      2      2.25
6309284484     500,000.00     500,000.00   C/O Refi   SISA         1,450,000.00    8/1/2011    11.375    2.25      2      2.25
6313776947     525,000.00     525,000.00   Purchase   Standard       820,000.00    8/1/2011    11.125    2.25      2      2.25
6318080279     431,200.00     431,200.00   Purchase   SISA           540,000.00    8/1/2011    11.375    2.25      2      2.25
6321592971     750,000.00     750,000.00   R/T Refi   Rapid        1,200,000.00    8/1/2011    11.875    2.25      2      2.25
6329369745     552,000.00     552,000.00   Purchase   Standard       690,000.00    9/1/2011     11.25    2.25      2      2.25
6330369825   1,355,000.00   1,355,000.00   R/T Refi   Rapid        1,900,000.00    7/1/2011    11.625    2.25      2      2.25
6331400462     920,000.00     920,000.00   Purchase   Rapid        1,150,000.00    6/1/2011     11.25    2.25      2      2.25
6332053799     440,000.00     440,000.00   R/T Refi   Rapid        1,000,000.00    9/1/2011    11.625    2.25      2      2.25
6337190117     420,000.00     420,000.00   C/O Refi   SISA           600,000.00    8/1/2011      11.5    2.25      2      2.25
6341397351     512,000.00     511,465.43   Purchase   Standard       645,000.00    8/1/2011     10.75    2.25      2      2.25
6342297329     737,864.00     737,864.00   Purchase   SISA         1,025,000.00    7/1/2011      11.5    2.25      2      2.25
6343982481     800,000.00     800,000.00   Purchase   Standard     1,030,000.00    8/1/2011    11.375    2.25      2      2.25
6358205570     654,000.00     654,000.00   Purchase   Reduced        817,500.00    9/1/2011     11.25    2.25      2      2.25
6358337134     500,000.00     500,000.00   Purchase   Standard     1,450,000.00    9/1/2011     10.75    2.25      2      2.25
6359214209     595,300.00     595,300.00   Purchase   Standard       747,888.00    9/1/2011     11.75    2.25      2      2.25
6360078635     572,000.00     572,000.00   R/T Refi   Standard       720,000.00    8/1/2011      11.5    2.25      2      2.25
6368720386     491,992.00     491,992.00   Purchase   Reduced        614,990.00    8/1/2011        11    2.25      2      2.25
6379440735     595,000.00     595,000.00   R/T Refi   SISA           850,000.00    8/1/2011      11.5    2.25      2      2.25
6381520714     544,000.00     544,000.00   C/O Refi   Reduced        760,000.00    9/1/2011    11.875    2.25      2      2.25
6388374578   1,240,000.00   1,240,000.00   Purchase   Rapid        1,550,000.00    8/1/2011    11.625    2.25      2      2.25
6393070138     498,000.00     497,500.00   R/T Refi   Rapid          810,000.00    8/1/2011     11.75    2.25      2      2.25
6396877927     464,000.00     464,000.00   Purchase   Reduced        585,000.00    9/1/2011     11.25    2.25      2      2.25
6406748928     520,000.00     520,000.00   Purchase   Reduced        650,000.00    7/1/2011      11.5    2.25      2      2.25
6407346946     836,000.00     835,187.45   Purchase   Standard     1,045,000.00    8/1/2011    11.125    2.25      2      2.25
6411253922     480,000.00     480,000.00   R/T Refi   Standard       830,000.00    8/1/2011    11.625    2.25      2      2.25
6416631783     480,000.00     480,000.00   Purchase   Standard       650,000.00    8/1/2011    11.375    2.25      2      2.25
6420648427     584,000.00     584,000.00   Purchase   Standard       730,000.00    8/1/2011    11.375    2.25      2      2.25
6423027322     456,000.00     456,000.00   Purchase   Standard       570,000.00    9/1/2011    11.375    2.25      2      2.25
6439788776     775,000.00     775,000.00   Purchase   Rapid        1,250,000.00    8/1/2011     11.75    2.25      2      2.25
6441508402     462,400.00     462,400.00   Purchase   Rapid          595,000.00    8/1/2011        11    2.25      2      2.25
6445717470     820,000.00     820,000.00   Purchase   Standard     1,050,000.00    7/1/2011    10.625    2.25      2      2.25
6449142048     680,000.00     679,646.09   R/T Refi   Rapid          850,000.00    8/1/2011    11.875    2.25      2      2.25
6452301606     432,000.00     431,750.00   Purchase   Standard       541,000.00    8/1/2011     11.25    2.25      2      2.25
6452523266     500,000.00     500,000.00   R/T Refi   Rapid          625,000.00    9/1/2011    11.125    2.25      2      2.25
6459086820     529,500.00     529,500.00   R/T Refi   SISA           705,000.00    8/1/2011    11.375    2.25      2      2.25
6468246530     424,000.00     424,000.00   Purchase   Rapid          533,000.00    8/1/2011     11.75    2.25      2      2.25
6468909293     487,000.00     487,000.00   R/T Refi   Standard       632,000.00    8/1/2011    11.375    2.25      2      2.25
6473271549     500,000.00     500,000.00   C/O Refi   Reduced      3,350,000.00    7/1/2011     11.25    2.25      2      2.25
6475379951     827,400.00     827,400.00   Purchase   SISA         1,050,000.00    8/1/2011      11.5    2.25      2      2.25
6478696633     520,000.00     520,000.00   Purchase   SISA           655,000.00    9/1/2011    11.625    2.25      2      2.25
6484567125     592,000.00     592,000.00   Purchase   Rapid          740,000.00    8/1/2011    11.375    2.25      2      2.25
6497796190     596,000.00     596,000.00   Purchase   Standard       750,000.00    8/1/2011     11.25    2.25      2      2.25
6498450581   1,400,000.00   1,400,000.00   C/O Refi   Rapid        2,000,000.00    8/1/2011    11.875    2.25      2      2.25
6502911099     688,000.00     688,000.00   Purchase   Rapid          880,000.00    9/1/2011    12.125    2.25      2      2.25
6506827952     590,000.00     590,000.00   C/O Refi   Standard       900,000.00    8/1/2011      11.5    2.25      2      2.25
6508728885     749,000.00     749,000.00   Purchase   Rapid        1,070,000.00    8/1/2011    11.625    2.25      2      2.25
6512507473     500,000.00     500,000.00   R/T Refi   Reduced        625,000.00    8/1/2011    11.625    2.25      2      2.25
6512595270     750,000.00     750,000.00   Purchase   Reduced      1,250,000.00    7/1/2011      11.5    2.25      2      2.25
6514462370     637,500.00     637,500.00   C/O Refi   Rapid          800,000.00    8/1/2011      11.5    2.25      2      2.25
6524002513   2,300,000.00   2,297,970.74   Purchase   Standard     4,350,000.00    8/1/2011    11.625    2.25      2      2.25
6526082281   1,500,000.00   1,500,000.00   C/O Refi   Standard     2,400,000.00    8/1/2011    11.875    2.25      2      2.25
6526897217     550,000.00     550,000.00   Purchase   Reduced        850,000.00    8/1/2011      11.5    2.25      2      2.25
6527982984   1,060,000.00   1,059,041.74   Purchase   Reduced      1,325,000.00    8/1/2011      11.5    2.25      2      2.25
6530890612     507,200.00     507,200.00   Purchase   Standard       700,000.00    9/1/2011     11.75    2.25      2      2.25
6534192353     648,000.00     648,000.00   R/T Refi   Rapid          810,000.00    8/1/2011     11.25    2.25      2      2.25
6535384801     960,000.00     960,000.00   C/O Refi   Standard     1,200,000.00    8/1/2011     11.25    2.25      2      2.25
6538259414     595,000.00     595,000.00   C/O Refi   Standard       850,000.00    8/1/2011        12    2.25      2      2.25
6540875801     512,000.00     512,000.00   Purchase   Rapid          640,000.00    7/1/2011      11.5    2.25      2      2.25
6541436934     508,000.00     507,009.98   Purchase   Standard       640,000.00    7/1/2011    11.125    2.25      2      2.25
6543252065     500,000.00     500,000.00   C/O Refi   Reduced        630,000.00    9/1/2011      11.5    2.25      2      2.25
6543871112     482,000.00     482,000.00   C/O Refi   Standard       730,000.00    9/1/2011    11.375    2.25      2      2.25
6546692028     650,000.00     649,368.24   Purchase   Standard       825,000.00    8/1/2011    11.125    2.25      2      2.25
6549740055     700,000.00     699,397.31   Purchase   Reduced      1,200,000.00    8/1/2011     11.75    2.25      2      2.25
6551421800     555,000.00     555,000.00   C/O Refi   Standard       705,000.00    8/1/2011    11.125    2.25      2      2.25
6552213305     633,370.00     633,370.00   Purchase   Rapid          815,000.00    9/1/2011    11.875    2.25      2      2.25
6553414159     540,000.00     539,900.00   C/O Refi   Standard       955,000.00    8/1/2011    11.125    2.25      2      2.25
6554422383     449,600.00     449,600.00   C/O Refi   Rapid          562,000.00    7/1/2011        11    2.25      2      2.25
6558941073   1,000,000.00   1,000,000.00   Purchase   Standard     1,260,000.00    8/1/2011    11.375    2.25      2      2.25
6560016864     680,000.00     287,968.75   Purchase   Rapid          850,000.00    7/1/2011     11.25    2.25      2      2.25
6562200755     680,000.00     680,000.00   Purchase   SISA           860,000.00    8/1/2011      11.5    2.25      2      2.25
6562517067     500,000.00     500,000.00   C/O Refi   Rapid        1,150,000.00    8/1/2011     11.25    2.25      2      2.25
6566309552     563,000.00     562,880.05   R/T Refi   Rapid          875,000.00    8/1/2011    11.625    2.25      2      2.25
6566653231   1,470,000.00   1,470,000.00   C/O Refi   Standard     2,100,000.00    7/1/2011    11.375    2.25      2      2.25
6573397046     440,000.00     440,000.00   C/O Refi   Rapid          750,000.00    7/1/2011    11.625    2.25      2      2.25
6574196595     612,000.00     612,000.00   Purchase   Reduced        765,000.00    8/1/2011    10.375    2.25      2      2.25
6574879059     648,000.00     648,000.00   Purchase   SISA           810,000.00    8/1/2011    12.125    2.25      2      2.25
6578074897     481,600.00     481,600.00   C/O Refi   Standard       602,000.00    8/1/2011    11.625    2.25      2      2.25
6579140036     764,000.00     764,000.00   Purchase   SISA           965,000.00    9/1/2011     11.25    2.25      2      2.25
6581169569     460,000.00     460,000.00   C/O Refi   Reduced        615,000.00    8/1/2011    12.125    2.25      2      2.25
6594212927     993,750.00     993,750.00   Purchase   Standard     1,350,000.00    8/1/2011    11.625    2.25      2      2.25
6599221972     554,000.00     554,000.00   C/O Refi   Rapid          890,000.00    8/1/2011      11.5    2.25      2      2.25
6602289396     446,000.00     446,000.00   Purchase   Reduced        750,000.00    9/1/2011     10.75    2.25      2      2.25
6611385920   1,000,000.00   1,000,000.00   Purchase   Reduced      1,350,000.00    8/1/2011    11.625    2.25      2      2.25
6616508583     960,000.00     960,000.00   Purchase   Reduced      1,200,000.00    8/1/2011    11.125    2.25      2      2.25
6616566136     450,000.00     450,000.00   C/O Refi   Rapid          666,000.00    8/1/2011    11.375    2.25      2      2.25
6617414922     476,000.00     476,000.00   Purchase   Rapid          600,000.00    7/1/2011    11.125    2.25      2      2.25
6619479287     544,000.00     543,531.62   Purchase   SISA           760,000.00    8/1/2011     11.75    2.25      2      2.25
6623916191     469,000.00     469,000.00   R/T Refi   Reduced        595,000.00    8/1/2011    11.375    2.25      2      2.25
6629409019     530,000.00     530,000.00   Purchase   Standard       671,000.00    9/1/2011      11.5    2.25      2      2.25
6629855849     564,000.00     564,000.00   Purchase   Standard       705,000.00    8/1/2011    11.375    2.25      2      2.25
6639038428     619,600.00     619,600.00   Purchase   SISA           792,000.00    7/1/2011     11.25    2.25      2      2.25
6643535815     488,000.00     488,000.00   Purchase   Standard       610,000.00    9/1/2011     12.25    2.25      2      2.25
6645314011     500,000.00     499,514.02   Purchase   Reduced      1,130,000.00    8/1/2011    11.125    2.25      2      2.25
6646069846     742,400.00     742,400.00   Purchase   Rapid          930,000.00    8/1/2011    11.625    2.25      2      2.25
6646963717     650,000.00     649,383.25   R/T Refi   Rapid          815,000.00    8/1/2011     11.25    2.25      2      2.25
6663754114     492,000.00     492,000.00   Purchase   Rapid          619,000.00    8/1/2011     11.25    2.25      2      2.25
6675462524     456,000.00     455,587.76   Purchase   SISA           580,000.00    8/1/2011      11.5    2.25      2      2.25
6677133693     463,200.00     463,200.00   Purchase   Reduced        618,000.00    8/1/2011     11.25    2.25      2      2.25
6681041718     875,000.00     875,000.00   R/T Refi   Standard     1,210,000.00    8/1/2011    11.375    2.25      2      2.25
6697416615     680,000.00     680,000.00   C/O Refi   Rapid        1,500,000.00    8/1/2011    11.625    2.25      2      2.25
6700458000     580,000.00     580,000.00   Purchase   Standard       730,000.00    8/1/2011      11.5    2.25      2      2.25
6703598158     522,800.00     521,805.31   Purchase   Standard       655,000.00    7/1/2011     11.25    2.25      2      2.25
6703889854     544,000.00     544,000.00   Purchase   Standard       680,000.00    8/1/2011    11.625    2.25      2      2.25
6705549811     688,000.00     688,000.00   Purchase   Rapid          860,000.00    9/1/2011    11.125    2.25      2      2.25
6708600546     575,000.00     575,000.00   C/O Refi   Standard       870,000.00    8/1/2011     11.25    2.25      2      2.25
6711008786     892,000.00     892,000.00   R/T Refi   Reduced      1,115,000.00    8/1/2011    11.625    2.25      2      2.25
6730352504     600,000.00     600,000.00   Purchase   Reduced        935,000.00    8/1/2011    11.375    2.25      2      2.25
6734028308   1,500,000.00   1,498,542.09   Purchase   Rapid        2,400,000.00    8/1/2011    11.125    2.25      2      2.25
6739238423     781,952.00     781,952.00   Purchase   SISA           978,000.00    7/1/2011    11.625    2.25      2      2.25
6751440618     608,000.00     608,000.00   Purchase   Reduced        760,000.00    8/1/2011    11.375    2.25      2      2.25
6754258769     600,000.00     600,000.00   R/T Refi   SISA           750,000.00    8/1/2011     11.25    2.25      2      2.25
6756121940     661,200.00     661,200.00   Purchase   Standard       826,500.00    9/1/2011    11.125    2.25      2      2.25
6761405197     543,160.00     543,160.00   Purchase   Reduced        680,000.00    9/1/2011      11.5    2.25      2      2.25
6765525479     650,000.00     648,500.00   Purchase   Reduced        965,000.00    7/1/2011     11.25    2.25      2      2.25
6769143600     600,000.00     600,000.00   C/O Refi   Standard       805,000.00    7/1/2011    11.625    2.25      2      2.25
6769952695     500,000.00     500,000.00   Purchase   Rapid          660,000.00    8/1/2011    11.375    2.25      2      2.25
6776847003     508,000.00     508,000.00   Purchase   Rapid          646,000.00    7/1/2011      11.5    2.25      2      2.25
6783112276     875,200.00     875,200.00   Purchase   SISA         1,195,000.00    8/1/2011      11.5    2.25      2      2.25
6783460386   1,470,000.00   1,467,269.74   Purchase   Rapid        2,100,000.00    7/1/2011    11.375    2.25      2      2.25
6785619807   1,500,000.00   1,500,000.00   C/O Refi   Standard     2,700,000.00    8/1/2011    11.875    2.25      2      2.25
6787466454     590,000.00     589,900.00   C/O Refi   Standard       872,000.00    7/1/2011     11.25    2.25      2      2.25
6788679170     502,500.00     502,056.65   Purchase   SISA         1,000,000.00    8/1/2011    11.625    2.25      2      2.25
6789952584     640,000.00     640,000.00   R/T Refi   Reduced        800,000.00    8/1/2011    10.875    2.25      2      2.25
6790614785     600,000.00     598,858.41   Purchase   SISA           850,000.00    7/1/2011     11.25    2.25      2      2.25
6793528727     452,622.00     452,622.00   R/T Refi   Reduced      1,275,000.00    7/1/2011     11.25    2.25      2      2.25
6796573100     435,000.00     435,000.00   C/O Refi   Rapid          665,000.00    8/1/2011     11.75    2.25      2      2.25
6803829297     604,000.00     603,504.90   Purchase   Rapid          755,000.00    8/1/2011        12    2.25      2      2.25
6808175290     483,000.00     483,000.00   R/T Refi   Reduced        800,000.00    9/1/2011    11.875    2.25      2      2.25
6808640301     476,000.00     476,000.00   R/T Refi   SISA           710,000.00    9/1/2011    11.625    2.25      2      2.25
6812169107     685,000.00     685,000.00   R/T Refi   Rapid          890,000.00    9/1/2011     11.25    2.25      2      2.25
6814390917     480,000.00     479,523.65   Purchase   SISA           600,000.00    8/1/2011    11.625    2.25      2      2.25
6816334061     480,000.00     480,000.00   Purchase   Standard       600,000.00    8/1/2011    11.375    2.25      2      2.25
6818345503     480,000.00     480,000.00   Purchase   Standard       600,000.00    8/1/2011    11.625    2.25      2      2.25
6822881071     439,200.00     439,200.00   Purchase   SISA           549,000.00    7/1/2011    11.375    2.25      2      2.25
6825310458     650,000.00     650,000.00   Purchase   Standard       895,000.00    8/1/2011    11.375    2.25      2      2.25
6826098169     550,000.00     549,439.25   Purchase   Reduced      1,150,000.00    8/1/2011    10.875    2.25      2      2.25
6826875442     475,200.00     475,200.00   Purchase   Standard       594,000.00    8/1/2011     11.25    2.25      2      2.25
6832919267     600,000.00     600,000.00   C/O Refi   Standard     1,600,000.00    8/1/2011      11.5    2.25      2      2.25
6837052791     725,000.00     725,000.00   Purchase   Rapid        1,225,000.00    9/1/2011     11.25    2.25      2      2.25
6843294833     796,000.00     796,000.00   Purchase   SISA         1,000,000.00    8/1/2011    11.625    2.25      2      2.25
6845356770     497,600.00     497,600.00   Purchase   Reduced        622,000.00    9/1/2011      11.5    2.25      2      2.25
6851475399   1,000,000.00     999,159.88   Purchase   Standard     1,583,000.00    8/1/2011    11.875    2.25      2      2.25
6860207320   1,000,000.00   1,000,000.00   Purchase   Reduced      1,380,000.00    8/1/2011        11    2.25      2      2.25
6869189024     502,000.00     500,329.32   R/T Refi   Reduced        828,000.00    7/1/2011    11.375    2.25      2      2.25
6873812835     428,000.00     400,000.00   Purchase   Reduced        535,000.00    7/1/2011    11.125    2.25      2      2.25
6875658012     440,000.00     440,000.00   C/O Refi   Reduced      1,500,000.00    9/1/2011    11.875    2.25      2      2.25
6879168729     616,000.00     616,000.00   Purchase   Rapid          790,000.00    9/1/2011    11.625    2.25      2      2.25
6879183629     468,960.00     468,960.00   Purchase   Standard       587,000.00    7/1/2011     10.75    2.25      2      2.25
6887923735     528,800.00     528,800.00   Purchase   Rapid          661,000.00    8/1/2011        12    2.25      2      2.25
6888991988     471,000.00     471,000.00   R/T Refi   Standard       620,000.00    9/1/2011      11.5    2.25      2      2.25
6889213978     550,000.00     549,678.13   Purchase   Reduced        770,000.00    7/1/2011    10.625    2.25      2      2.25
6894446589     443,000.00     443,000.00   R/T Refi   SISA           700,000.00    8/1/2011    11.375    2.25      2      2.25
6901401627     464,000.00     464,000.00   Purchase   Reduced        580,000.00    9/1/2011     11.25    2.25      2      2.25
6906705287     524,000.00     524,000.00   Purchase   SISA           655,000.00    8/1/2011    11.125    2.25      2      2.25
6907347469     600,000.00     600,000.00   Purchase   Rapid          790,000.00    8/1/2011     11.75    2.25      2      2.25
6916069773     660,000.00     660,000.00   C/O Refi   Rapid        1,100,000.00    7/1/2011    10.875    2.25      2      2.25
6917339779     880,000.00     880,000.00   Purchase   Rapid        1,110,000.00    7/1/2011    11.375    2.25      2      2.25
6917905744     581,306.00     580,767.59   Purchase   Reduced        727,000.00    8/1/2011    11.375    2.25      2      2.25
6919838877     673,000.00     673,000.00   R/T Refi   SISA         1,100,000.00    7/1/2011      11.5    2.25      2      2.25
6923047952     532,800.00     532,216.82   Purchase   Standard       790,000.00    8/1/2011      10.5    2.25      2      2.25
6923534181     650,000.00     650,000.00   Purchase   Reduced        830,000.00    8/1/2011    11.375    2.25      2      2.25
6923767047     726,000.00     726,000.00   Purchase   Rapid          907,500.00    8/1/2011    10.625    2.25      2      2.25
6941745876     704,000.00     704,000.00   C/O Refi   Rapid          880,000.00    8/1/2011    11.625    2.25      2      2.25
6945698253     807,000.00     807,000.00   Purchase   Rapid        1,190,000.00    9/1/2011    11.125    2.25      2      2.25
6945992300     500,000.00     350,000.00   Purchase   Reduced        915,000.00    9/1/2011      11.5    2.25      2      2.25
6951859195     652,000.00     652,000.00   Purchase   SISA           820,000.00    7/1/2011    11.625    2.25      2      2.25
6953833065     532,000.00     532,000.00   R/T Refi   Standard       700,000.00    8/1/2011     11.25    2.25      2      2.25
6956561259     942,000.00     942,000.00   Purchase   Standard     1,180,000.00    9/1/2011    11.125    2.25      2      2.25
6959095172     625,000.00     623,752.49   Purchase   Rapid          870,000.00    7/1/2011        11    2.25      2      2.25
6960689112     492,000.00     492,000.00   Purchase   Reduced        628,000.00    8/1/2011    11.375    2.25      2      2.25
6961561609     490,000.00     490,000.00   Purchase   SISA           685,000.00    8/1/2011      11.5    2.25      2      2.25
6973076000     674,000.00     674,000.00   C/O Refi   Standard       900,000.00    8/1/2011      11.5    2.25      2      2.25
6978045323     445,000.00     445,000.00   C/O Refi   Standard       560,000.00    8/1/2011    11.625    2.25      2      2.25
6981291799     512,000.00     512,000.00   Purchase   Rapid          650,000.00    7/1/2011      11.5    2.25      2      2.25
6991965747     538,865.00     538,865.00   Purchase   Standard       674,000.00    8/1/2011    11.375    2.25      2      2.25
6993437059     860,000.00     860,000.00   Purchase   Standard     1,075,000.00    9/1/2011      11.5    2.25      2      2.25
6187898827     615,000.00     609,466.23   Purchase   Reduced        785,000.00    8/1/2011    10.875    2.25      2      2.25
6450633950     556,000.00     555,419.50   Purchase   Reduced        695,000.00    8/1/2011     10.75    2.25      2      2.25
6036313903     572,000.00     569,705.14   Purchase   Standard       720,000.00    5/1/2011        11    2.25      2      2.25
6117796810     544,000.00     542,302.10   Purchase   Reduced        700,000.00    6/1/2011    11.125    2.25      2      2.25
6404828391     444,000.00     444,000.00   Purchase   SISA           560,000.00    5/1/2011    11.625    2.25      2      2.25
6796984737     600,000.00     599,600.00   Purchase   SISA           778,000.00    6/1/2011    11.375    2.25      2      2.25
6812461892     786,000.00     786,000.00   Purchase   Rapid        1,190,000.00    5/1/2011        11    2.25      2      2.25
6012627029     480,000.00     480,000.00   Purchase   SISA           620,000.00    6/1/2011     11.75    2.25      2      2.25
6726368340     514,000.00     512,529.24   R/T Refi   Reduced        814,000.00    6/1/2011     11.25    2.25      2      2.25
  61010351     444,000.00     443,889.00   Purchase   Full           560,000.00   12/1/2010        11    2.75      2      2.75
  61313953     647,300.00     645,726.97   R/T Refi   Full         1,000,000.00    1/1/2011        11    2.75      2      2.75
 148251325     507,500.00     507,225.14   C/O Refi   Full           725,000.00    9/1/2010      11.5    2.25      2      2.25
 148512981     650,000.00     637,837.52   Purchase   Asset Only     875,000.00   11/1/2010     11.25    2.75      2      2.75
 148929391     465,600.00     465,486.02   Purchase   Asset Only     590,000.00   12/1/2010    10.875    2.25      2      2.25
 152228037     360,000.00     360,000.00   C/O Refi   Asset Only     450,000.00    5/1/2011    11.625    2.75      2      2.75
  61268066     359,466.00     359,466.00   Purchase   Full           450,000.00    1/1/2011     9.625    2.75      2      2.75
 148834831     175,000.00     174,979.06   C/O Refi   Full           312,000.00   12/1/2010    10.875    2.75      2      2.75
 148972227     516,750.00     516,491.65   C/O Refi   Asset Only     795,000.00    1/1/2011        11    2.75      2      2.75
  63499834     371,192.00     371,192.00   Purchase   Asset Only     464,000.00    5/1/2011      11.5    2.75      2      2.75
 149859126     241,688.00     241,688.00   Purchase   Full           254,500.00    2/1/2011        11    2.75      2      2.75
 150578862     332,627.00     332,626.99   Purchase   Asset Only     430,000.00    5/1/2011    11.125    2.75      2      2.75
  49363344     169,600.00     169,600.00   Purchase   Full           212,000.00    1/1/2010        10    2.75      2      2.75
  52891793     269,320.00     269,320.00   Purchase   Full           340,000.00    6/1/2010        10    2.75      2      2.75
  62736079     600,000.00     600,000.00   Purchase   Full         2,500,000.00    3/1/2011     10.25    2.75      2      2.75
6024610633     494,000.00     493,183.55   R/T Refi   Reduced        620,000.00    9/1/2011     11.75    2.25      2      2.25
6407176079     472,000.00     472,000.00   C/O Refi   Standard       750,000.00    8/1/2011     11.75    2.25      2      2.25
6472480893     810,000.00     810,000.00   R/T Refi   Rapid        1,350,000.00    9/1/2011    11.875    2.25      2      2.25
6558942287     960,000.00     960,000.00   C/O Refi   Standard     1,200,000.00    9/1/2011     11.75    2.25      2      2.25
6631770440     700,000.00     700,000.00   Purchase   Standard     1,370,000.00    9/1/2011    11.125    2.25      2      2.25
6698606560     649,300.00     649,300.00   C/O Refi   Rapid          840,000.00    9/1/2011     12.25    2.25      2      2.25
6780358575     645,000.00     645,000.00   C/O Refi   Standard       860,000.00    9/1/2011    11.875    2.25      2      2.25
6884411031     500,000.00     500,000.00   C/O Refi   Reduced        740,000.00    9/1/2011    12.125    2.25      2      2.25
6915462896     432,000.00     432,000.00   Purchase   SISA           540,000.00    9/1/2011     11.75    2.25      2      2.25
6922898108     432,000.00     432,000.00   C/O Refi   Reduced        540,000.00    9/1/2011    11.875    2.25      2      2.25
6986343678     470,400.00     470,400.00   Purchase   Standard       630,000.00    9/1/2011      11.5    2.25      2      2.25
6209549036     475,000.00     475,000.00   C/O Refi   Rapid          650,000.00    9/1/2011     11.75    2.25      2      2.25
6564969696     654,500.00     654,500.00   Purchase   SISA           930,000.00    9/1/2011     11.75    2.25      2      2.25
6863496433     521,200.00     521,200.00   Purchase   SISA           654,000.00    9/1/2011      11.5    2.25      2      2.25

  LOANID        INDEX         ODATE       SERVICER     ORIGINATOR
----------   -----------   ----------   -----------   -----------

6000774395   12 MO LIBOR     6/9/2006   BofA          BofA
6013471302   12 MO LIBOR    5/17/2006   BofA          BofA
6036523667   12 MO LIBOR    5/30/2006   BofA          BofA
6073505072   12 MO LIBOR    5/23/2006   BofA          BofA
6079616022   12 MO LIBOR    4/18/2006   BofA          BofA
6082154995   12 MO LIBOR    5/31/2006   BofA          BofA
6087891138   12 MO LIBOR    5/24/2006   BofA          BofA
6101562574   12 MO LIBOR    5/25/2006   BofA          BofA
6102138689   12 MO LIBOR    5/24/2006   BofA          BofA
6103243082   12 MO LIBOR     6/9/2006   BofA          BofA
6123911551   12 MO LIBOR     6/1/2006   BofA          BofA
6197752295   12 MO LIBOR    5/26/2006   BofA          BofA
6221822684   12 MO LIBOR     6/1/2006   BofA          BofA
6249421733   12 MO LIBOR    5/31/2006   BofA          BofA
6249821346   12 MO LIBOR     6/2/2006   BofA          BofA
6323348273   12 MO LIBOR    6/12/2006   BofA          BofA
6371881985   12 MO LIBOR    5/26/2006   BofA          BofA
6378015140   12 MO LIBOR    5/22/2006   BofA          BofA
6386667635   12 MO LIBOR    6/15/2006   BofA          BofA
6425786859   12 MO LIBOR    5/23/2006   BofA          BofA
6462086056   12 MO LIBOR    6/26/2006   BofA          BofA
6469478082   12 MO LIBOR     6/5/2006   BofA          BofA
6487578954   12 MO LIBOR    6/20/2006   BofA          BofA
6508518997   12 MO LIBOR     6/6/2006   BofA          BofA
6514526471   12 MO LIBOR     6/7/2006   BofA          BofA
6565862023   12 MO LIBOR     6/9/2006   BofA          BofA
6610051127   12 MO LIBOR     6/9/2006   BofA          BofA
6611020725   12 MO LIBOR    5/24/2006   BofA          BofA
6615289771   12 MO LIBOR    5/23/2006   BofA          BofA
6617184863   12 MO LIBOR     6/1/2006   BofA          BofA
6636553213   12 MO LIBOR    6/12/2006   BofA          BofA
6647401089   12 MO LIBOR    6/20/2006   BofA          BofA
6648013966   12 MO LIBOR     6/2/2006   BofA          BofA
6658280919   12 MO LIBOR    5/24/2006   BofA          BofA
6664261408   12 MO LIBOR     6/2/2006   BofA          BofA
6679588175   12 MO LIBOR    5/22/2006   BofA          BofA
6748666853   12 MO LIBOR    5/24/2006   BofA          BofA
6753070132   12 MO LIBOR    6/16/2006   BofA          BofA
6754654793   12 MO LIBOR     6/9/2006   BofA          BofA
6759779967   12 MO LIBOR     6/8/2006   BofA          BofA
6793625945   12 MO LIBOR    6/14/2006   BofA          BofA
6795657888   12 MO LIBOR     6/5/2006   BofA          BofA
6801056836   12 MO LIBOR   12/19/2005   BofA          BofA
6809187294   12 MO LIBOR    6/12/2006   BofA          BofA
6870368096   12 MO LIBOR    5/18/2006   BofA          BofA
6871297633   12 MO LIBOR    5/22/2006   BofA          BofA
6882245530   12 MO LIBOR     6/7/2006   BofA          BofA
6891389105   12 MO LIBOR    6/15/2006   BofA          BofA
6896814529   12 MO LIBOR    5/23/2006   BofA          BofA
6909271766   12 MO LIBOR    5/23/2006   BofA          BofA
6947877889   12 MO LIBOR    5/26/2006   BofA          BofA
6030517012   12 MO LIBOR     5/8/2006   BofA          BofA
6042897071   12 MO LIBOR    2/23/2006   BofA          BofA
6066929040   12 MO LIBOR    4/25/2006   BofA          BofA
6101796248   12 MO LIBOR     5/8/2006   BofA          BofA
6105989302   12 MO LIBOR   10/27/2005   BofA          BofA
6117403706   12 MO LIBOR    3/24/2006   BofA          BofA
6123969153   12 MO LIBOR     5/4/2006   BofA          BofA
6198975291   12 MO LIBOR    4/17/2006   BofA          BofA
6200581442   12 MO LIBOR     5/2/2006   BofA          BofA
6211992828   12 MO LIBOR    4/26/2006   BofA          BofA
6258442349   12 MO LIBOR     3/9/2005   BofA          BofA
6278085227   12 MO LIBOR    4/13/2006   BofA          BofA
6283172572   12 MO LIBOR     5/5/2006   BofA          BofA
6291283965   12 MO LIBOR    5/15/2006   BofA          BofA
6293745995   12 MO LIBOR    4/24/2006   BofA          BofA
6308613824   12 MO LIBOR    4/21/2006   BofA          BofA
6320708495   12 MO LIBOR     5/1/2006   BofA          BofA
6320795146   12 MO LIBOR    4/24/2006   BofA          BofA
6350324015   12 MO LIBOR    3/17/2006   BofA          BofA
6350696529   12 MO LIBOR     5/3/2006   BofA          BofA
6364793221   12 MO LIBOR    5/10/2006   BofA          BofA
6430131232   12 MO LIBOR    3/15/2005   BofA          BofA
6436744475   12 MO LIBOR     5/1/2006   BofA          BofA
6453492412   12 MO LIBOR    5/18/2006   BofA          BofA
6467042641   12 MO LIBOR    4/24/2006   BofA          BofA
6472746350   12 MO LIBOR    4/12/2006   BofA          BofA
6515797444   12 MO LIBOR    4/28/2006   BofA          BofA
6538030211   12 MO LIBOR    4/27/2006   BofA          BofA
6569965012   12 MO LIBOR    2/22/2006   BofA          BofA
6578475045   12 MO LIBOR     5/8/2006   BofA          BofA
6598300348   12 MO LIBOR    4/24/2006   BofA          BofA
6654176723   12 MO LIBOR    9/10/2004   BofA          BofA
6660166981   12 MO LIBOR    4/17/2006   BofA          BofA
6664497796   12 MO LIBOR    4/24/2006   BofA          BofA
6676339366   12 MO LIBOR    2/28/2006   BofA          BofA
6685935469   12 MO LIBOR    5/16/2006   BofA          BofA
6739724927   12 MO LIBOR    4/25/2006   BofA          BofA
6764498348   12 MO LIBOR    4/27/2006   BofA          BofA
6776730688   12 MO LIBOR    4/17/2006   BofA          BofA
6796189832   12 MO LIBOR    4/24/2006   BofA          BofA
6804028048   12 MO LIBOR    4/21/2006   BofA          BofA
6804713037   12 MO LIBOR    4/24/2006   BofA          BofA
6805979926   12 MO LIBOR     5/2/2006   BofA          BofA
6810659620   12 MO LIBOR    4/21/2006   BofA          BofA
6820533021   12 MO LIBOR     5/4/2006   BofA          BofA
6825031047   12 MO LIBOR     5/3/2006   BofA          BofA
6840895780   12 MO LIBOR    5/11/2006   BofA          BofA
6924775403   12 MO LIBOR    4/22/2006   BofA          BofA
6941175066   12 MO LIBOR    4/17/2006   BofA          BofA
6669570993   12 MO LIBOR    2/10/2006   BofA          BofA
3304435591   12 MO LIBOR    6/27/2006   BofA          BofA
3304618444   12 MO LIBOR    6/26/2006   BofA          BofA
6024185248   12 MO LIBOR    5/22/2006   BofA          BofA
6065383744   12 MO LIBOR    6/29/2006   BofA          BofA
6078776900   12 MO LIBOR    6/29/2006   BofA          BofA
6114100370   12 MO LIBOR    6/30/2006   BofA          BofA
6145473531   12 MO LIBOR    7/22/2006   BofA          BofA
6158736493   12 MO LIBOR    7/19/2006   BofA          BofA
6161320889   12 MO LIBOR    7/21/2006   BofA          BofA
6186222953   12 MO LIBOR    7/31/2006   BofA          BofA
6233958971   12 MO LIBOR    6/29/2006   BofA          BofA
6235454755   12 MO LIBOR    7/18/2006   BofA          BofA
6237363749   12 MO LIBOR     7/7/2006   BofA          BofA
6249503274   12 MO LIBOR    7/25/2006   BofA          BofA
6261661034   12 MO LIBOR    6/23/2006   BofA          BofA
6273315116   12 MO LIBOR    5/25/2006   BofA          BofA
6327323421   12 MO LIBOR    6/23/2006   BofA          BofA
6374042379   12 MO LIBOR    7/19/2006   BofA          BofA
6388647858   12 MO LIBOR     7/6/2006   BofA          BofA
6413618635   12 MO LIBOR    6/21/2006   BofA          BofA
6419303414   12 MO LIBOR    6/29/2006   BofA          BofA
6420774447   12 MO LIBOR    4/24/2006   BofA          BofA
6441085328   12 MO LIBOR    7/18/2006   BofA          BofA
6463859006   12 MO LIBOR    6/21/2006   BofA          BofA
6471281250   12 MO LIBOR    7/25/2006   BofA          BofA
6471874401   12 MO LIBOR    5/19/2006   BofA          BofA
6483935992   12 MO LIBOR    6/30/2006   BofA          BofA
6492106932   12 MO LIBOR    6/19/2006   BofA          BofA
6504332559   12 MO LIBOR    7/10/2006   BofA          BofA
6527109505   12 MO LIBOR    7/26/2006   BofA          BofA
6530805008   12 MO LIBOR    6/26/2006   BofA          BofA
6632586910   12 MO LIBOR    7/31/2006   BofA          BofA
6650623330   12 MO LIBOR    7/28/2006   BofA          BofA
6661679982   12 MO LIBOR    6/23/2006   BofA          BofA
6671646930   12 MO LIBOR    7/25/2006   BofA          BofA
6712395760   12 MO LIBOR    7/20/2006   BofA          BofA
6724913428   12 MO LIBOR    7/27/2006   BofA          BofA
6732064040   12 MO LIBOR    7/26/2006   BofA          BofA
6740180424   12 MO LIBOR    6/26/2006   BofA          BofA
6778725124   12 MO LIBOR    7/13/2006   BofA          BofA
6796674809   12 MO LIBOR     7/6/2006   BofA          BofA
6820702592   12 MO LIBOR    7/24/2006   BofA          BofA
6840690439   12 MO LIBOR    7/31/2006   BofA          BofA
6859372010   12 MO LIBOR    6/14/2006   BofA          BofA
6867844901   12 MO LIBOR    7/17/2006   BofA          BofA
6880270860   12 MO LIBOR     8/2/2006   BofA          BofA
6885208238   12 MO LIBOR    7/17/2006   BofA          BofA
6926025302   12 MO LIBOR    7/24/2006   BofA          BofA
6931696600   12 MO LIBOR    7/19/2006   BofA          BofA
6948856494   12 MO LIBOR    6/19/2006   BofA          BofA
6961790604   12 MO LIBOR    6/28/2006   BofA          BofA
6981339903   12 MO LIBOR    6/27/2006   BofA          BofA
6007512491   12 MO LIBOR    5/16/2006   BofA          BofA
6076587374   12 MO LIBOR    5/22/2006   BofA          BofA
6080180380   12 MO LIBOR    5/22/2006   BofA          BofA
6101911276   12 MO LIBOR    5/24/2006   BofA          BofA
6128893200   12 MO LIBOR    4/28/2006   BofA          BofA
6146659740   12 MO LIBOR    6/13/2006   BofA          BofA
6153580433   12 MO LIBOR     6/8/2006   BofA          BofA
6168651831   12 MO LIBOR    6/14/2006   BofA          BofA
6174317336   12 MO LIBOR    6/19/2006   BofA          BofA
6196330622   12 MO LIBOR     6/2/2006   BofA          BofA
6216181542   12 MO LIBOR     6/8/2006   BofA          BofA
6235615504   12 MO LIBOR    4/20/2006   BofA          BofA
6245332371   12 MO LIBOR     6/9/2006   BofA          BofA
6259267018   12 MO LIBOR    5/25/2006   BofA          BofA
6264092898   12 MO LIBOR    5/23/2006   BofA          BofA
6284736706   12 MO LIBOR    5/18/2006   BofA          BofA
6292269245   12 MO LIBOR    3/27/2006   BofA          BofA
6328101586   12 MO LIBOR     6/6/2006   BofA          BofA
6335568991   12 MO LIBOR    5/27/2006   BofA          BofA
6336662579   12 MO LIBOR     6/2/2006   BofA          BofA
6369431207   12 MO LIBOR    6/15/2006   BofA          BofA
6371273456   12 MO LIBOR    5/31/2006   BofA          BofA
6381253845   12 MO LIBOR    6/12/2006   BofA          BofA
6418400344   12 MO LIBOR    5/25/2006   BofA          BofA
6421612950   12 MO LIBOR    5/18/2006   BofA          BofA
6491514862   12 MO LIBOR    4/27/2006   BofA          BofA
6498027256   12 MO LIBOR    6/12/2006   BofA          BofA
6511644236   12 MO LIBOR    6/16/2006   BofA          BofA
6516528046   12 MO LIBOR     5/4/2006   BofA          BofA
6523699475   12 MO LIBOR    5/22/2006   BofA          BofA
6550868282   12 MO LIBOR     6/6/2006   BofA          BofA
6555710240   12 MO LIBOR    4/17/2006   BofA          BofA
6572185871   12 MO LIBOR    6/22/2006   BofA          BofA
6590327307   12 MO LIBOR    6/14/2006   BofA          BofA
6616398746   12 MO LIBOR    5/16/2006   BofA          BofA
6630534466   12 MO LIBOR    5/11/2006   BofA          BofA
6633414401   12 MO LIBOR    4/25/2006   BofA          BofA
6642756222   12 MO LIBOR    5/12/2006   BofA          BofA
6667147299   12 MO LIBOR    5/26/2006   BofA          BofA
6673446156   12 MO LIBOR     5/5/2006   BofA          BofA
6684278390   12 MO LIBOR    5/25/2006   BofA          BofA
6715928393   12 MO LIBOR    5/25/2006   BofA          BofA
6721151204   12 MO LIBOR     6/7/2006   BofA          BofA
6764532963   12 MO LIBOR    5/23/2006   BofA          BofA
6808671033   12 MO LIBOR    5/10/2006   BofA          BofA
6820825278   12 MO LIBOR    5/26/2006   BofA          BofA
6830678527   12 MO LIBOR     6/1/2006   BofA          BofA
6851013539   12 MO LIBOR    5/24/2006   BofA          BofA
6889468077   12 MO LIBOR     6/5/2006   BofA          BofA
6917152065   12 MO LIBOR     6/1/2006   BofA          BofA
6917279900   12 MO LIBOR     6/1/2006   BofA          BofA
6939843170   12 MO LIBOR     6/2/2006   BofA          BofA
6962119159   12 MO LIBOR    5/26/2006   BofA          BofA
6968554771   12 MO LIBOR    5/23/2006   BofA          BofA
6974214238   12 MO LIBOR    5/17/2006   BofA          BofA
6976330479   12 MO LIBOR    5/26/2006   BofA          BofA
6978602305   12 MO LIBOR    5/24/2006   BofA          BofA
6993225280   12 MO LIBOR    5/11/2006   BofA          BofA
6994426267   12 MO LIBOR     6/6/2006   BofA          BofA
6043491049   12 MO LIBOR     5/4/2006   BofA          BofA
6069960778   12 MO LIBOR     5/3/2006   BofA          BofA
6078277503   12 MO LIBOR    4/25/2006   BofA          BofA
6092690814   12 MO LIBOR    4/13/2006   BofA          BofA
6106535666   12 MO LIBOR    4/28/2006   BofA          BofA
6119755202   12 MO LIBOR    5/10/2006   BofA          BofA
6175058053   12 MO LIBOR     5/4/2006   BofA          BofA
6207380277   12 MO LIBOR    4/20/2006   BofA          BofA
6228358302   12 MO LIBOR     5/1/2006   BofA          BofA
6291544366   12 MO LIBOR     5/5/2006   BofA          BofA
6312838565   12 MO LIBOR     5/9/2006   BofA          BofA
6313361757   12 MO LIBOR    4/27/2006   BofA          BofA
6327069701   12 MO LIBOR    5/19/2006   BofA          BofA
6351965204   12 MO LIBOR    4/18/2006   BofA          BofA
6365106092   12 MO LIBOR    5/11/2006   BofA          BofA
6365572210   12 MO LIBOR    4/22/2006   BofA          BofA
6378985516   12 MO LIBOR    5/19/2006   BofA          BofA
6390253265   12 MO LIBOR    4/25/2006   BofA          BofA
6395287813   12 MO LIBOR    4/27/2006   BofA          BofA
6401854044   12 MO LIBOR    4/20/2006   BofA          BofA
6413311744   12 MO LIBOR    4/27/2006   BofA          BofA
6450100794   12 MO LIBOR    4/24/2006   BofA          BofA
6467292154   12 MO LIBOR    5/15/2006   BofA          BofA
6480418976   12 MO LIBOR    4/19/2006   BofA          BofA
6484879652   12 MO LIBOR     5/2/2006   BofA          BofA
6489471141   12 MO LIBOR    4/26/2006   BofA          BofA
6513560869   12 MO LIBOR    4/27/2006   BofA          BofA
6546065647   12 MO LIBOR     5/3/2006   BofA          BofA
6563150447   12 MO LIBOR    4/20/2006   BofA          BofA
6566912629   12 MO LIBOR    4/28/2006   BofA          BofA
6578742287   12 MO LIBOR    4/22/2006   BofA          BofA
6580198205   12 MO LIBOR    4/21/2006   BofA          BofA
6592365206   12 MO LIBOR    4/17/2006   BofA          BofA
6597708731   12 MO LIBOR     5/4/2006   BofA          BofA
6623418990   12 MO LIBOR     5/3/2006   BofA          BofA
6625033052   12 MO LIBOR     5/8/2006   BofA          BofA
6640915754   12 MO LIBOR    4/28/2006   BofA          BofA
6658840944   12 MO LIBOR     5/3/2006   BofA          BofA
6688448320   12 MO LIBOR    4/27/2006   BofA          BofA
6691911785   12 MO LIBOR    4/21/2006   BofA          BofA
6716847675   12 MO LIBOR     5/2/2006   BofA          BofA
6733645763   12 MO LIBOR    4/27/2006   BofA          BofA
6734957324   12 MO LIBOR    4/27/2006   BofA          BofA
6745398864   12 MO LIBOR    4/18/2006   BofA          BofA
6749505589   12 MO LIBOR     5/2/2006   BofA          BofA
6760781853   12 MO LIBOR    4/18/2006   BofA          BofA
6765071854   12 MO LIBOR     5/8/2006   BofA          BofA
6802331014   12 MO LIBOR    4/27/2006   BofA          BofA
6813327043   12 MO LIBOR     4/4/2006   BofA          BofA
6920527295   12 MO LIBOR    4/28/2006   BofA          BofA
6960707237   12 MO LIBOR    4/24/2006   BofA          BofA
6978857008   12 MO LIBOR    4/20/2006   BofA          BofA
3304820081   12 MO LIBOR    7/18/2006   BofA          BofA
6010338926   12 MO LIBOR    7/27/2006   BofA          BofA
6010696687   12 MO LIBOR    7/18/2006   BofA          BofA
6013418600   12 MO LIBOR     8/1/2006   BofA          BofA
6020179591   12 MO LIBOR    7/18/2006   BofA          BofA
6023833103   12 MO LIBOR    7/18/2006   BofA          BofA
6025540300   12 MO LIBOR    6/17/2006   BofA          BofA
6026903176   12 MO LIBOR    7/21/2006   BofA          BofA
6044652102   12 MO LIBOR    7/18/2006   BofA          BofA
6045029730   12 MO LIBOR    7/18/2006   BofA          BofA
6047249682   12 MO LIBOR     8/1/2006   BofA          BofA
6053303555   12 MO LIBOR    6/17/2006   BofA          BofA
6059839057   12 MO LIBOR    7/18/2006   BofA          BofA
6061686967   12 MO LIBOR    7/18/2006   BofA          BofA
6066940112   12 MO LIBOR    6/17/2006   BofA          BofA
6067452760   12 MO LIBOR    7/18/2006   BofA          BofA
6086300537   12 MO LIBOR     8/4/2006   BofA          BofA
6089192865   12 MO LIBOR    6/17/2006   BofA          BofA
6101549951   12 MO LIBOR    6/17/2006   BofA          BofA
6108307403   12 MO LIBOR    7/18/2006   BofA          BofA
6108615987   12 MO LIBOR    6/17/2006   BofA          BofA
6118234639   12 MO LIBOR    7/18/2006   BofA          BofA
6119299003   12 MO LIBOR     8/4/2006   BofA          BofA
6119632385   12 MO LIBOR    6/17/2006   BofA          BofA
6120016487   12 MO LIBOR     8/4/2006   BofA          BofA
6123240159   12 MO LIBOR    7/18/2006   BofA          BofA
6123286855   12 MO LIBOR    7/18/2006   BofA          BofA
6124144863   12 MO LIBOR    6/17/2006   BofA          BofA
6125311636   12 MO LIBOR    7/18/2006   BofA          BofA
6127097464   12 MO LIBOR    7/18/2006   BofA          BofA
6129108699   12 MO LIBOR    6/17/2006   BofA          BofA
6129174741   12 MO LIBOR    7/18/2006   BofA          BofA
6142907861   12 MO LIBOR    6/17/2006   BofA          BofA
6150552096   12 MO LIBOR    6/17/2006   BofA          BofA
6152783376   12 MO LIBOR    6/17/2006   BofA          BofA
6157439487   12 MO LIBOR    7/18/2006   BofA          BofA
6159162657   12 MO LIBOR    7/18/2006   BofA          BofA
6165200558   12 MO LIBOR    7/18/2006   BofA          BofA
6169572572   12 MO LIBOR    6/17/2006   BofA          BofA
6170298472   12 MO LIBOR    7/18/2006   BofA          BofA
6178443468   12 MO LIBOR    7/18/2006   BofA          BofA
6185024194   12 MO LIBOR    7/18/2006   BofA          BofA
6187436016   12 MO LIBOR     8/2/2006   BofA          BofA
6189459396   12 MO LIBOR    7/18/2006   BofA          BofA
6192405543   12 MO LIBOR     8/2/2006   BofA          BofA
6195147571   12 MO LIBOR    7/18/2006   BofA          BofA
6197525857   12 MO LIBOR    7/18/2006   BofA          BofA
6204070368   12 MO LIBOR    7/18/2006   BofA          BofA
6204493743   12 MO LIBOR    7/18/2006   BofA          BofA
6212769092   12 MO LIBOR    7/18/2006   BofA          BofA
6218086632   12 MO LIBOR     8/3/2006   BofA          BofA
6227141337   12 MO LIBOR     8/2/2006   BofA          BofA
6227588636   12 MO LIBOR    7/18/2006   BofA          BofA
6239578732   12 MO LIBOR    7/18/2006   BofA          BofA
6240680048   12 MO LIBOR    7/18/2006   BofA          BofA
6245947640   12 MO LIBOR     8/3/2006   BofA          BofA
6246261025   12 MO LIBOR    7/18/2006   BofA          BofA
6258015285   12 MO LIBOR     8/7/2006   BofA          BofA
6264159978   12 MO LIBOR    7/18/2006   BofA          BofA
6265507811   12 MO LIBOR    7/18/2006   BofA          BofA
6267136908   12 MO LIBOR    7/18/2006   BofA          BofA
6271510502   12 MO LIBOR    7/18/2006   BofA          BofA
6277357619   12 MO LIBOR    7/18/2006   BofA          BofA
6278948465   12 MO LIBOR     8/4/2006   BofA          BofA
6280380244   12 MO LIBOR    7/18/2006   BofA          BofA
6280645505   12 MO LIBOR    7/18/2006   BofA          BofA
6281768108   12 MO LIBOR    7/18/2006   BofA          BofA
6285818628   12 MO LIBOR    7/18/2006   BofA          BofA
6287784109   12 MO LIBOR    7/28/2006   BofA          BofA
6293214810   12 MO LIBOR    7/18/2006   BofA          BofA
6293498058   12 MO LIBOR    7/18/2006   BofA          BofA
6294060998   12 MO LIBOR    6/17/2006   BofA          BofA
6295831587   12 MO LIBOR    7/18/2006   BofA          BofA
6309284484   12 MO LIBOR    7/18/2006   BofA          BofA
6313776947   12 MO LIBOR    7/18/2006   BofA          BofA
6318080279   12 MO LIBOR    7/18/2006   BofA          BofA
6321592971   12 MO LIBOR    7/18/2006   BofA          BofA
6329369745   12 MO LIBOR     8/1/2006   BofA          BofA
6330369825   12 MO LIBOR    6/17/2006   BofA          BofA
6331400462   12 MO LIBOR    5/17/2006   BofA          BofA
6332053799   12 MO LIBOR    7/27/2006   BofA          BofA
6337190117   12 MO LIBOR    7/18/2006   BofA          BofA
6341397351   12 MO LIBOR    7/18/2006   BofA          BofA
6342297329   12 MO LIBOR    6/17/2006   BofA          BofA
6343982481   12 MO LIBOR    7/18/2006   BofA          BofA
6358205570   12 MO LIBOR     8/7/2006   BofA          BofA
6358337134   12 MO LIBOR    7/26/2006   BofA          BofA
6359214209   12 MO LIBOR    7/27/2006   BofA          BofA
6360078635   12 MO LIBOR    7/18/2006   BofA          BofA
6368720386   12 MO LIBOR    7/18/2006   BofA          BofA
6379440735   12 MO LIBOR    7/18/2006   BofA          BofA
6381520714   12 MO LIBOR     8/4/2006   BofA          BofA
6388374578   12 MO LIBOR    7/18/2006   BofA          BofA
6393070138   12 MO LIBOR    7/18/2006   BofA          BofA
6396877927   12 MO LIBOR     8/1/2006   BofA          BofA
6406748928   12 MO LIBOR    6/17/2006   BofA          BofA
6407346946   12 MO LIBOR    7/18/2006   BofA          BofA
6411253922   12 MO LIBOR    7/18/2006   BofA          BofA
6416631783   12 MO LIBOR    7/18/2006   BofA          BofA
6420648427   12 MO LIBOR    7/18/2006   BofA          BofA
6423027322   12 MO LIBOR     8/3/2006   BofA          BofA
6439788776   12 MO LIBOR    7/18/2006   BofA          BofA
6441508402   12 MO LIBOR    7/18/2006   BofA          BofA
6445717470   12 MO LIBOR    6/17/2006   BofA          BofA
6449142048   12 MO LIBOR    7/18/2006   BofA          BofA
6452301606   12 MO LIBOR    7/18/2006   BofA          BofA
6452523266   12 MO LIBOR     8/2/2006   BofA          BofA
6459086820   12 MO LIBOR    7/18/2006   BofA          BofA
6468246530   12 MO LIBOR    7/18/2006   BofA          BofA
6468909293   12 MO LIBOR    7/18/2006   BofA          BofA
6473271549   12 MO LIBOR    6/17/2006   BofA          BofA
6475379951   12 MO LIBOR    7/18/2006   BofA          BofA
6478696633   12 MO LIBOR     8/7/2006   BofA          BofA
6484567125   12 MO LIBOR    7/18/2006   BofA          BofA
6497796190   12 MO LIBOR    7/18/2006   BofA          BofA
6498450581   12 MO LIBOR    7/18/2006   BofA          BofA
6502911099   12 MO LIBOR    7/25/2006   BofA          BofA
6506827952   12 MO LIBOR    7/18/2006   BofA          BofA
6508728885   12 MO LIBOR    7/18/2006   BofA          BofA
6512507473   12 MO LIBOR    7/18/2006   BofA          BofA
6512595270   12 MO LIBOR    6/17/2006   BofA          BofA
6514462370   12 MO LIBOR    7/18/2006   BofA          BofA
6524002513   12 MO LIBOR    7/18/2006   BofA          BofA
6526082281   12 MO LIBOR    7/18/2006   BofA          BofA
6526897217   12 MO LIBOR    7/18/2006   BofA          BofA
6527982984   12 MO LIBOR    7/18/2006   BofA          BofA
6530890612   12 MO LIBOR    7/31/2006   BofA          BofA
6534192353   12 MO LIBOR    7/18/2006   BofA          BofA
6535384801   12 MO LIBOR    7/18/2006   BofA          BofA
6538259414   12 MO LIBOR    7/18/2006   BofA          BofA
6540875801   12 MO LIBOR    6/17/2006   BofA          BofA
6541436934   12 MO LIBOR    6/17/2006   BofA          BofA
6543252065   12 MO LIBOR     8/4/2006   BofA          BofA
6543871112   12 MO LIBOR     8/7/2006   BofA          BofA
6546692028   12 MO LIBOR    7/18/2006   BofA          BofA
6549740055   12 MO LIBOR    7/18/2006   BofA          BofA
6551421800   12 MO LIBOR    7/18/2006   BofA          BofA
6552213305   12 MO LIBOR     8/4/2006   BofA          BofA
6553414159   12 MO LIBOR    7/18/2006   BofA          BofA
6554422383   12 MO LIBOR    6/17/2006   BofA          BofA
6558941073   12 MO LIBOR    7/18/2006   BofA          BofA
6560016864   12 MO LIBOR    6/17/2006   BofA          BofA
6562200755   12 MO LIBOR    7/18/2006   BofA          BofA
6562517067   12 MO LIBOR    7/18/2006   BofA          BofA
6566309552   12 MO LIBOR    7/18/2006   BofA          BofA
6566653231   12 MO LIBOR    6/17/2006   BofA          BofA
6573397046   12 MO LIBOR    6/17/2006   BofA          BofA
6574196595   12 MO LIBOR    7/18/2006   BofA          BofA
6574879059   12 MO LIBOR    7/18/2006   BofA          BofA
6578074897   12 MO LIBOR    7/18/2006   BofA          BofA
6579140036   12 MO LIBOR     8/8/2006   BofA          BofA
6581169569   12 MO LIBOR    7/18/2006   BofA          BofA
6594212927   12 MO LIBOR    7/18/2006   BofA          BofA
6599221972   12 MO LIBOR    7/18/2006   BofA          BofA
6602289396   12 MO LIBOR     8/9/2006   BofA          BofA
6611385920   12 MO LIBOR    7/18/2006   BofA          BofA
6616508583   12 MO LIBOR    7/18/2006   BofA          BofA
6616566136   12 MO LIBOR    7/18/2006   BofA          BofA
6617414922   12 MO LIBOR    6/17/2006   BofA          BofA
6619479287   12 MO LIBOR    7/18/2006   BofA          BofA
6623916191   12 MO LIBOR    7/18/2006   BofA          BofA
6629409019   12 MO LIBOR     8/1/2006   BofA          BofA
6629855849   12 MO LIBOR    7/18/2006   BofA          BofA
6639038428   12 MO LIBOR    6/17/2006   BofA          BofA
6643535815   12 MO LIBOR     8/2/2006   BofA          BofA
6645314011   12 MO LIBOR    7/18/2006   BofA          BofA
6646069846   12 MO LIBOR    7/18/2006   BofA          BofA
6646963717   12 MO LIBOR    7/18/2006   BofA          BofA
6663754114   12 MO LIBOR    7/18/2006   BofA          BofA
6675462524   12 MO LIBOR    7/18/2006   BofA          BofA
6677133693   12 MO LIBOR    7/18/2006   BofA          BofA
6681041718   12 MO LIBOR    7/18/2006   BofA          BofA
6697416615   12 MO LIBOR    7/18/2006   BofA          BofA
6700458000   12 MO LIBOR    7/18/2006   BofA          BofA
6703598158   12 MO LIBOR    6/17/2006   BofA          BofA
6703889854   12 MO LIBOR    7/18/2006   BofA          BofA
6705549811   12 MO LIBOR     8/3/2006   BofA          BofA
6708600546   12 MO LIBOR    7/18/2006   BofA          BofA
6711008786   12 MO LIBOR    7/18/2006   BofA          BofA
6730352504   12 MO LIBOR    7/18/2006   BofA          BofA
6734028308   12 MO LIBOR    7/18/2006   BofA          BofA
6739238423   12 MO LIBOR    6/17/2006   BofA          BofA
6751440618   12 MO LIBOR    7/18/2006   BofA          BofA
6754258769   12 MO LIBOR    7/18/2006   BofA          BofA
6756121940   12 MO LIBOR    7/26/2006   BofA          BofA
6761405197   12 MO LIBOR    7/31/2006   BofA          BofA
6765525479   12 MO LIBOR    6/17/2006   BofA          BofA
6769143600   12 MO LIBOR    6/17/2006   BofA          BofA
6769952695   12 MO LIBOR    7/18/2006   BofA          BofA
6776847003   12 MO LIBOR    6/17/2006   BofA          BofA
6783112276   12 MO LIBOR    7/18/2006   BofA          BofA
6783460386   12 MO LIBOR    6/17/2006   BofA          BofA
6785619807   12 MO LIBOR    7/18/2006   BofA          BofA
6787466454   12 MO LIBOR    6/17/2006   BofA          BofA
6788679170   12 MO LIBOR    7/18/2006   BofA          BofA
6789952584   12 MO LIBOR    7/18/2006   BofA          BofA
6790614785   12 MO LIBOR    6/17/2006   BofA          BofA
6793528727   12 MO LIBOR    6/17/2006   BofA          BofA
6796573100   12 MO LIBOR    7/18/2006   BofA          BofA
6803829297   12 MO LIBOR    7/18/2006   BofA          BofA
6808175290   12 MO LIBOR    7/29/2006   BofA          BofA
6808640301   12 MO LIBOR     8/3/2006   BofA          BofA
6812169107   12 MO LIBOR    7/27/2006   BofA          BofA
6814390917   12 MO LIBOR    7/18/2006   BofA          BofA
6816334061   12 MO LIBOR    7/18/2006   BofA          BofA
6818345503   12 MO LIBOR    7/18/2006   BofA          BofA
6822881071   12 MO LIBOR    6/17/2006   BofA          BofA
6825310458   12 MO LIBOR    7/18/2006   BofA          BofA
6826098169   12 MO LIBOR    7/18/2006   BofA          BofA
6826875442   12 MO LIBOR    7/18/2006   BofA          BofA
6832919267   12 MO LIBOR    7/18/2006   BofA          BofA
6837052791   12 MO LIBOR    8/10/2006   BofA          BofA
6843294833   12 MO LIBOR    7/18/2006   BofA          BofA
6845356770   12 MO LIBOR    7/24/2006   BofA          BofA
6851475399   12 MO LIBOR    7/18/2006   BofA          BofA
6860207320   12 MO LIBOR    7/18/2006   BofA          BofA
6869189024   12 MO LIBOR    6/17/2006   BofA          BofA
6873812835   12 MO LIBOR    6/17/2006   BofA          BofA
6875658012   12 MO LIBOR    7/28/2006   BofA          BofA
6879168729   12 MO LIBOR    7/28/2006   BofA          BofA
6879183629   12 MO LIBOR    6/17/2006   BofA          BofA
6887923735   12 MO LIBOR    7/18/2006   BofA          BofA
6888991988   12 MO LIBOR     8/1/2006   BofA          BofA
6889213978   12 MO LIBOR    6/17/2006   BofA          BofA
6894446589   12 MO LIBOR    7/18/2006   BofA          BofA
6901401627   12 MO LIBOR    7/31/2006   BofA          BofA
6906705287   12 MO LIBOR    7/18/2006   BofA          BofA
6907347469   12 MO LIBOR    7/18/2006   BofA          BofA
6916069773   12 MO LIBOR    6/17/2006   BofA          BofA
6917339779   12 MO LIBOR    6/17/2006   BofA          BofA
6917905744   12 MO LIBOR    7/18/2006   BofA          BofA
6919838877   12 MO LIBOR    6/17/2006   BofA          BofA
6923047952   12 MO LIBOR    7/18/2006   BofA          BofA
6923534181   12 MO LIBOR    7/18/2006   BofA          BofA
6923767047   12 MO LIBOR    7/18/2006   BofA          BofA
6941745876   12 MO LIBOR    7/18/2006   BofA          BofA
6945698253   12 MO LIBOR     8/1/2006   BofA          BofA
6945992300   12 MO LIBOR     8/2/2006   BofA          BofA
6951859195   12 MO LIBOR    6/17/2006   BofA          BofA
6953833065   12 MO LIBOR    7/18/2006   BofA          BofA
6956561259   12 MO LIBOR     8/2/2006   BofA          BofA
6959095172   12 MO LIBOR    6/17/2006   BofA          BofA
6960689112   12 MO LIBOR    7/18/2006   BofA          BofA
6961561609   12 MO LIBOR    7/18/2006   BofA          BofA
6973076000   12 MO LIBOR    7/18/2006   BofA          BofA
6978045323   12 MO LIBOR    7/18/2006   BofA          BofA
6981291799   12 MO LIBOR    6/17/2006   BofA          BofA
6991965747   12 MO LIBOR    7/18/2006   BofA          BofA
6993437059   12 MO LIBOR     8/2/2006   BofA          BofA
6187898827   12 MO LIBOR    7/18/2006   BofA          BofA
6450633950   12 MO LIBOR    7/18/2006   BofA          BofA
6036313903   12 MO LIBOR     5/3/2006   BofA          BofA
6117796810   12 MO LIBOR     5/5/2006   BofA          BofA
6404828391   12 MO LIBOR    4/27/2006   BofA          BofA
6796984737   12 MO LIBOR    5/11/2006   BofA          BofA
6812461892   12 MO LIBOR    4/28/2006   BofA          BofA
6012627029   12 MO LIBOR    5/31/2006   BofA          BofA
6726368340   12 MO LIBOR    5/11/2006   BofA          BofA
  61010351   1 YR CMT       11/7/2005   Wells Fargo   Wells Fargo
  61313953   1 YR CMT      11/28/2005   Wells Fargo   Wells Fargo
 148251325   12 MO LIBOR    8/23/2005   Wells Fargo   Wells Fargo
 148512981   1 YR CMT      10/28/2005   Wells Fargo   Wells Fargo
 148929391   12 MO LIBOR   11/21/2005   Wells Fargo   Wells Fargo
 152228037   1 YR CMT       4/27/2006   Wells Fargo   Wells Fargo
  61268066   1 YR CMT       12/6/2005   Wells Fargo   Wells Fargo
 148834831   1 YR CMT      11/22/2005   Wells Fargo   Wells Fargo
 148972227   1 YR CMT      11/29/2005   Wells Fargo   Wells Fargo
  63499834   1 YR CMT       4/20/2006   Wells Fargo   Wells Fargo
 149859126   1 YR CMT       1/27/2006   Wells Fargo   Wells Fargo
 150578862   1 YR CMT       4/13/2006   Wells Fargo   Wells Fargo
  49363344   1 YR CMT      12/23/2004   Wells Fargo   Wells Fargo
  52891793   1 YR CMT       5/27/2005   Wells Fargo   Wells Fargo
  62736079   1 YR CMT       2/28/2006   Wells Fargo   Wells Fargo
6024610633   12 MO LIBOR    7/31/2006   BofA          BofA
6407176079   12 MO LIBOR     8/4/2006   BofA          BofA
6472480893   12 MO LIBOR    7/28/2006   BofA          BofA
6558942287   12 MO LIBOR     8/2/2006   BofA          BofA
6631770440   12 MO LIBOR     8/2/2006   BofA          BofA
6698606560   12 MO LIBOR     8/2/2006   BofA          BofA
6780358575   12 MO LIBOR    7/26/2006   BofA          BofA
6884411031   12 MO LIBOR    7/28/2006   BofA          BofA
6915462896   12 MO LIBOR    7/28/2006   BofA          BofA
6922898108   12 MO LIBOR     8/7/2006   BofA          BofA
6986343678   12 MO LIBOR     8/2/2006   BofA          BofA
6209549036   12 MO LIBOR     8/1/2006   BofA          BofA
6564969696   12 MO LIBOR     8/1/2006   BofA          BofA
6863496433   12 MO LIBOR     8/4/2006   BofA          BofA

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

                                      D-3-1

                                                                     Exhibit D-3

  LOANID        OCC        PROPTYPE    OTERM   CORTERM    OLTV    RATE     FPDATE      NDDATE    S_MATDATE     PANDI       PTDATE
----------   ---------   -----------   -----   -------   -----   -----   ---------   ---------   ---------   ---------   ---------

3304433984   Primary     Condo          360      358     64.28     6.5    8/1/2006    9/1/2006    7/1/2036    1,665.78    8/1/2006
6012284565   Investor    2-Family       360      357     54.11   6.625    7/1/2006    9/1/2006    6/1/2036    2,434.69    8/1/2006
6064441063   Primary     SFR            360      358     53.57   6.625    8/1/2006    9/1/2006    7/1/2036    3,770.73    8/1/2006
6076564902   Investor    Condo          360      356        75       7    6/1/2006    9/1/2006    5/1/2036    2,344.70    8/1/2006
6088492035   Primary     SFR            360      357        75   5.875    7/1/2006    9/1/2006    6/1/2036    2,992.58    8/1/2006
6123707348   Secondary   Condo          360      357        75       7    7/1/2006    9/1/2006    6/1/2036    2,344.70    8/1/2006
6267215835   Primary     4-Family       360      358     69.35    6.25    8/1/2006    9/1/2006    7/1/2036    2,239.58    8/1/2006
6269596711   Secondary   Condo          360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    1,896.07    9/1/2006
6299921426   Primary     SFR            360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    3,690.82    8/1/2006
6312767764   Primary     SFR            360      358     63.58   6.875    8/1/2006    9/1/2006    7/1/2036    2,440.63    8/1/2006
6407662151   Investor    Condo          360      357        80   6.875    7/1/2006   10/1/2006    6/1/2036    1,996.54    9/1/2006
6450563223   Secondary   Condo          360      357     67.94   6.875    7/1/2006    9/1/2006    6/1/2036    1,740.21    8/1/2006
6687196912   Secondary   Condo          360      357     57.69   6.375    7/1/2006   10/1/2006    6/1/2036    2,390.63    9/1/2006
6753946570   Secondary   Condo          360      356     57.44       7    6/1/2006    9/1/2006    5/1/2036    1,795.66    8/1/2006
6832539206   Primary     SFR            360      358      62.8   6.875    8/1/2006   10/1/2006    7/1/2036    3,597.92    9/1/2006
6843056836   Primary     PUD            360      358        75    6.25    8/1/2006   10/1/2006    7/1/2036    3,095.70    9/1/2006
6864560237   Investor    Condo          360      357        80   7.125    7/1/2006    9/1/2006    6/1/2036    1,913.37    8/1/2006
6939009921   Primary     SFR            480      478     67.19   6.625    8/1/2006   10/1/2006    7/1/2046    5,551.56    9/1/2006
6016443860   Primary     SFR            360      357     54.63   6.875    7/1/2006    9/1/2006    6/1/2036    3,875.88    8/1/2006
6128233852   Secondary   PUD            360      356        75    6.75    6/1/2006    9/1/2006    5/1/2036    5,229.33    8/1/2006
6182410669   Primary     PUD            360      357        80   6.375    7/1/2006   10/1/2006    6/1/2036    3,293.75    9/1/2006
6218650312   Primary     SFR            360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    3,221.50    8/1/2006
6268425466   Primary     SFR            360      357     74.91   6.375    7/1/2006   10/1/2006    6/1/2036    3,235.31    9/1/2006
6281427143   Primary     Condo          360      356     68.39     6.5    6/1/2006    9/1/2006    5/1/2036    2,870.83    8/1/2006
6340348306   Primary     SFR            360      357     73.99       6    7/1/2006    9/1/2006    6/1/2036    3,000.00    8/1/2006
6349441417   Primary     SFR            360      357     77.52     6.5    7/1/2006    9/1/2006    6/1/2036    2,708.33    8/1/2006
6357047627   Primary     PUD            360      356     63.83   5.875    6/1/2006    9/1/2006    5/1/2036    2,937.50    8/1/2006
6364284221   Secondary   SFR            360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    2,812.50    9/1/2006
6421703338   Primary     PUD            360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,489.44    8/1/2006
6456260022   Primary     SFR            360      356     58.81   6.375    6/1/2006    9/1/2006    5/1/2036    4,953.53    8/1/2006
6507242854   Primary     SFR            360      356        80     6.5    6/1/2006    9/1/2006    5/1/2036    2,686.67    8/1/2006
6535144726   Primary     SFR            360      356     78.71     6.5    6/1/2006    9/1/2006    5/1/2036    2,643.33    8/1/2006
6564126255   Primary     SFR            360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,708.33    8/1/2006
6614517131   Secondary   PUD            360      357        80   6.625    7/1/2006    9/1/2006    6/1/2036    2,318.75    8/1/2006
6703684123   Primary     PUD            360      357        80    6.25    7/1/2006   10/1/2006    6/1/2036    2,395.83    9/1/2006
6756418155   Primary     PUD            360      357     79.96    6.25    7/1/2006    9/1/2006    6/1/2036    2,369.79    8/1/2006
6884989713   Primary     PUD            360      357        75     6.5    7/1/2006    9/1/2006    6/1/2036    2,843.75    8/1/2006
6071826751   Primary     Condo          360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    4,117.50    9/1/2006
6083718053   Primary     SFR            360      360     77.14   6.625   10/1/2006   10/1/2006    9/1/2036    3,457.68   10/1/2006
6116217651   Primary     3-Family       480      479        70   7.375    9/1/2006    9/1/2006    8/1/2046    8,629.74    9/1/2006
6141394996   Secondary   Condo          360      359     67.56   6.875    9/1/2006    9/1/2006    8/1/2036    1,741.67    9/1/2006
6155743732   Primary     SFR            360      359     77.07   6.875    9/1/2006    9/1/2006    8/1/2036    3,797.05    9/1/2006
6382477989   Primary     PUD            360      359     62.25   6.875    9/1/2006    9/1/2006    8/1/2036    5,081.77    9/1/2006
6414179629   Primary     SFR            360      359     66.33   6.875    9/1/2006    9/1/2006    8/1/2036    4,270.04    9/1/2006
6473186812   Primary     SFR            360      360      20.8   6.875   10/1/2006   10/1/2006    9/1/2036    3,416.03   10/1/2006
6632255219   Primary     SFR            360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    2,526.33    8/1/2006
6635718635   Primary     PUD Detach     360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    3,285.00   10/1/2006
6641558645   Primary     SFR            360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    2,937.08    8/1/2006
6697084355   Secondary   Condo          360      357     53.33   6.625    7/1/2006    9/1/2006    6/1/2036    2,153.12    8/1/2006
6862182323   Primary     Condo          360      360        70   6.875   10/1/2006   10/1/2006    9/1/2036    2,707.03   10/1/2006
6899257452   Primary     SFR            360      359     62.51       7    9/1/2006   10/1/2006    8/1/2036    3,639.21    9/1/2006
6907815663   Primary     2-Family       360      359     57.11     6.5    9/1/2006   10/1/2006    8/1/2036    2,567.50    9/1/2006
6918790236   Primary     SFR            360      360        80   6.875   10/1/2006   10/1/2006    9/1/2036    3,194.58   10/1/2006
6965677385   Primary     SFR            360      359        65     6.5    9/1/2006    9/1/2006    8/1/2036    5,020.71    9/1/2006
6028205588   Primary     SFR            360      357        75   6.375    7/1/2006    9/1/2006    6/1/2036    4,522.27    8/1/2006
6029332647   Primary     SFR            360      358        78    6.25    8/1/2006   10/1/2006    7/1/2036    4,802.60    9/1/2006
6131294149   Primary     PUD            360      357     70.31     6.5    7/1/2006    9/1/2006    6/1/2036    4,233.13    8/1/2006
6132369577   Secondary   PUD            360      356        80   6.375    6/1/2006    1/1/2007    5/1/2036    3,668.36   12/1/2006
6151420491   Primary     SFR            360      358     61.45    6.75    8/1/2006   10/1/2006    7/1/2036    2,626.88    9/1/2006
6190224490   Primary     PUD            360      358        80    6.75    8/1/2006   10/1/2006    7/1/2036    2,970.00    9/1/2006
6201324982   Secondary   Condo          360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    3,750.00    8/1/2006
6204662784   Primary     SFR            360      357     75.76   6.375    7/1/2006    9/1/2006    6/1/2036    3,119.35    8/1/2006
6244353196   Primary     PUD            360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,556.67    8/1/2006
6253163429   Primary     SFR            360      358     74.97     6.5    8/1/2006   10/1/2006    7/1/2036    2,903.33    9/1/2006
6256965713   Primary     SFR            360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    4,441.25    8/1/2006
6293686421   Primary     SFR            360      357      33.8   6.125    7/1/2006    9/1/2006    6/1/2036    3,062.50    8/1/2006
6329663139   Primary     SFR            360      358     59.38   6.125    8/1/2006    9/1/2006    7/1/2036    4,848.96    8/1/2006
6337308875   Primary     SFR            360      357     58.37     6.5    7/1/2006    9/1/2006    6/1/2036    3,615.43    8/1/2006
6360774423   Primary     SFR            360      357     78.37     6.5    7/1/2006    9/1/2006    6/1/2036    6,067.86    8/1/2006
6364218716   Primary     SFR            360      358     41.38   6.125    8/1/2006    9/1/2006    7/1/2036    3,062.50    8/1/2006
6367692495   Primary     SFR            360      358        75     6.5    8/1/2006    9/1/2006    7/1/2036    4,987.02    8/1/2006
6371499291   Primary     SFR            360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    4,482.43    8/1/2006
6399597407   Primary     PUD            360      357     71.89     6.5    7/1/2006    9/1/2006    6/1/2036    5,416.67    8/1/2006
6435931289   Primary     SFR            360      357        80     6.5    7/1/2006   10/1/2006    6/1/2036    3,466.67    9/1/2006
6449920542   Secondary   SFR            360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    3,293.75    8/1/2006
6477978735   Primary     Condo          360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    3,140.75    8/1/2006
6489675469   Primary     PUD            360      358        80       6    8/1/2006    9/1/2006    7/1/2036    2,685.76    8/1/2006
6506121448   Primary     SFR            360      358     54.05     6.5    8/1/2006    9/1/2006    7/1/2036    5,416.67    8/1/2006
6559143638   Secondary   SFR            360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,292.33    8/1/2006
6565373781   Primary     SFR            360      358     32.06       6    8/1/2006    9/1/2006    7/1/2036    3,075.70    8/1/2006
6577659193   Primary     PUD            360      357     73.67    6.25    7/1/2006   10/1/2006    6/1/2036    2,666.67    9/1/2006
6582023260   Primary     SFR            360      358        80    6.25    8/1/2006   10/1/2006    7/1/2036    3,020.83    9/1/2006
6604308822   Primary     PUD            360      358     79.36   6.875    8/1/2006    9/1/2006    7/1/2036    4,368.58    8/1/2006
6649125793   Primary     PUD            360      358     79.84   6.375    8/1/2006   10/1/2006    7/1/2036    2,369.38    9/1/2006
6650174979   Primary     SFR            480      477     76.92   6.625    7/1/2006   10/1/2006    6/1/2046    5,943.85    9/1/2006
6690486276   Primary     PUD            360      358     76.17   6.875    8/1/2006   10/1/2006    7/1/2036    2,792.97    9/1/2006
6735469360   Primary     SFR            360      357     79.69   6.125    7/1/2006   10/1/2006    6/1/2036    2,603.13    9/1/2006
6754734934   Primary     SFR            360      358     79.52   6.625    8/1/2006    9/1/2006    7/1/2036    5,346.60    8/1/2006
6775723411   Primary     SFR            480      478      69.2    6.75    8/1/2006    9/1/2006    7/1/2046    5,219.04    8/1/2006
6791376053   Primary     SFR            360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    2,690.13    8/1/2006
6846211776   Primary     SFR            360      358     79.58    6.25    8/1/2006    9/1/2006    7/1/2036    4,973.96    8/1/2006
6870401632   Primary     PUD            360      358        75   6.125    8/1/2006   10/1/2006    7/1/2036    3,847.27    9/1/2006
6886464475   Primary     Condo          360      356        80    5.75    6/1/2006    9/1/2006    5/1/2036    2,357.64    8/1/2006
6968549441   Primary     SFR            360      358        70    6.25    8/1/2006   10/1/2006    7/1/2036    3,645.83    9/1/2006
6969370524   Primary     SFR            360      358        80   6.375    8/1/2006   10/1/2006    7/1/2036    2,605.25    9/1/2006
6993174264   Secondary   SFR            360      357     69.23   6.125    7/1/2006   12/1/2006    6/1/2036    2,296.88   11/1/2006
6993900965   Primary     PUD            360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    2,654.17    8/1/2006
6001601050   Primary     SFR            360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    4,017.60    8/1/2006
6026370194   Primary     Condo          360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,698.75    8/1/2006
6096710535   Primary     SFR            360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,762.50    8/1/2006
6144604839   Primary     SFR            360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    2,750.00    8/1/2006
6428286584   Primary     PUD            360      357      79.6     6.5    7/1/2006    9/1/2006    6/1/2036    3,233.75    8/1/2006
6439660298   Primary     SFR            360      357     56.72    6.25    7/1/2006    9/1/2006    6/1/2036    4,679.46    8/1/2006
6607130553   Secondary   SFR            480      476     62.35     5.5    6/1/2006   10/1/2006    5/1/2046    2,733.59    9/1/2006
6719623339   Primary     SFR            480      476     79.75     6.5    6/1/2006    9/1/2006    5/1/2046    3,805.47    8/1/2006
6002749130   Primary     SFR            360      358     71.43     6.5    8/1/2006    9/1/2006    7/1/2036    2,708.33    8/1/2006
6050612115   Primary     SFR            360      359     76.53    6.75    9/1/2006    9/1/2006    8/1/2036    5,273.44    9/1/2006
6055201120   Primary     SFR            360      359        50    6.25    9/1/2006   10/1/2006    8/1/2036    3,385.42    9/1/2006
6057948900   Primary     Condo          360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,043.08    9/1/2006
6058691202   Secondary   SFR            360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    4,250.00    8/1/2006
6060713176   Primary     SFR            360      359     31.98   6.375    9/1/2006    9/1/2006    8/1/2036    4,679.03    9/1/2006
6062848319   Primary     SFR            360      359        80   6.125    9/1/2006    9/1/2006    8/1/2036    3,937.32    9/1/2006
6094044010   Secondary   SFR            180      180        80    6.75   10/1/2006   11/1/2006    9/1/2021    4,424.55   10/1/2006
6111684400   Primary     SFR            360      358        80     6.5    8/1/2006   10/1/2006    7/1/2036    3,791.67    9/1/2006
6121948340   Primary     Condo          360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    3,041.15    8/1/2006
6123028331   Primary     SFR            360      359     51.11     6.5    9/1/2006    9/1/2006    8/1/2036    6,137.39    9/1/2006
6170410408   Primary     SFR            360      359     64.93     6.5    9/1/2006    9/1/2006    8/1/2036    5,581.17    9/1/2006
6181850188   Primary     SFR            360      359     69.36    6.25    9/1/2006    9/1/2006    8/1/2036    5,057.29    9/1/2006
6214137074   Primary     SFR            360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    3,380.00    9/1/2006
6229433286   Primary     SFR            360      359     78.49    6.75    9/1/2006   10/1/2006    8/1/2036    4,106.25    9/1/2006
6236357460   Primary     PUD            360      359     76.92   6.875    9/1/2006   10/1/2006    8/1/2036    5,729.17    9/1/2006
6259024617   Primary     SFR            360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    6,896.04    9/1/2006
6309059498   Primary     SFR            360      359        80    7.25    9/1/2006    9/1/2006    8/1/2036    5,727.50    9/1/2006
6312817130   Primary     SFR            360      360     64.73    6.75   10/1/2006   10/1/2006    9/1/2036   10,968.75   10/1/2006
6322152163   Primary     SFR            360      359     63.95   6.875    9/1/2006   10/1/2006    8/1/2036    2,692.71    9/1/2006
6344127631   Primary     SFR            360      360     60.98    6.25   10/1/2006   10/1/2006    9/1/2036    3,078.59   10/1/2006
6353520213   Primary     SFR            360      359        80    6.25    9/1/2006    9/1/2006    8/1/2036    2,659.90    9/1/2006
6364591161   Primary     SFR            360      358     77.61    6.25    8/1/2006   10/1/2006    7/1/2036    2,708.33    9/1/2006
6442014434   Primary     PUD            360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    2,958.19    9/1/2006
6471880325   Secondary   SFR            360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    2,816.67    9/1/2006
6486029298   Secondary   Condo          360      359     79.09   6.875    9/1/2006    9/1/2006    8/1/2036    5,715.29    9/1/2006
6504946101   Primary     SFR            360      358     47.06   6.875    8/1/2006   10/1/2006    7/1/2036    4,583.33    9/1/2006
6506886156   Primary     SFR            360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    3,033.33   10/1/2006
6507805957   Primary     PUD            360      359        80    6.25    9/1/2006   10/1/2006    8/1/2036    5,791.25    9/1/2006
6521660792   Primary     Condo - Low    360      360        50     6.5   10/1/2006   10/1/2006    9/1/2036    3,778.13   10/1/2006
6535924143   Primary     SFR            360      359        75   6.875    9/1/2006    9/1/2006    8/1/2036    2,578.13    9/1/2006
6546891331   Primary     PUD            360      358     83.12   5.875    8/1/2006    9/1/2006    7/1/2036    2,883.60    8/1/2006
6574370869   Secondary   Condo          360      359        70   6.875    9/1/2006   10/1/2006    8/1/2036    8,922.78    9/1/2006
6579405637   Primary     PUD            360      358        80       6    8/1/2006    9/1/2006    7/1/2036    2,799.60    8/1/2006
6696533741   Primary     PUD            360      358     69.36   6.375    8/1/2006    9/1/2006    7/1/2036    3,187.50    8/1/2006
6729803996   Primary     SFR            360      359     78.74    6.25    9/1/2006   10/1/2006    8/1/2036    3,078.59    9/1/2006
6755716385   Primary     SFR            360      359     78.94   6.125    9/1/2006    9/1/2006    8/1/2036    3,807.71    9/1/2006
6787628533   Primary     Condo          360      359     59.38   6.375    9/1/2006    9/1/2006    8/1/2036    2,523.44    9/1/2006
6807868044   Secondary   PUD Detach     360      360     51.72    6.25   10/1/2006   10/1/2006    9/1/2036    3,906.25   10/1/2006
6840080193   Primary     SFR            360      359     55.28   6.125    9/1/2006   10/1/2006    8/1/2036    3,341.86    9/1/2006
6840745530   Primary     SFR            360      359     77.12   6.375    9/1/2006    9/1/2006    8/1/2036    2,560.63    9/1/2006
6858760462   Primary     Condo          360      359        80   6.375    9/1/2006   10/1/2006    8/1/2036    5,240.51    9/1/2006
6885236809   Primary     PUD            360      358     76.37     6.5    8/1/2006    9/1/2006    7/1/2036    3,764.58    8/1/2006
6886870630   Primary     SFR            360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,627.92    9/1/2006
6903451646   Primary     PUD            360      358        80   6.125    8/1/2006   10/1/2006    7/1/2036    3,538.73    9/1/2006
6916416818   Primary     SFR            360      359      63.1     6.5    9/1/2006    9/1/2006    8/1/2036    3,349.97    9/1/2006
6942546281   Primary     SFR            360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    2,475.00    9/1/2006
6961440267   Primary     SFR            360      360     69.71     6.5   10/1/2006   10/1/2006    9/1/2036    4,550.00   10/1/2006
6963731705   Primary     SFR            360      358     60.68       6    8/1/2006    9/1/2006    7/1/2036    2,997.76    8/1/2006
6964644725   Investor    2-Family       360      359     51.06    7.25    9/1/2006    9/1/2006    8/1/2036    4,093.06    9/1/2006
6985562526   Primary     SFR            360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,806.39   10/1/2006
6989441636   Primary     PUD            360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    3,618.33    9/1/2006
6610201490   Primary     SFR            360      356     79.56   6.375    6/1/2006    9/1/2006    5/1/2036    2,608.85    8/1/2006
 146813266   Primary     SFR            360      348        80   5.875   10/1/2005    9/1/2006    9/1/2035    2,191.70    8/1/2006
 151626124   Primary     SFR            360      356     75.32   6.375    6/1/2006    9/1/2006    5/1/2036    1,540.63    8/1/2006
6860932489   Primary     PUD Detach     360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    3,761.33   10/1/2006

  LOANID         OBAL           COBAL       PURPOSE      DOC        OAPPVAL     FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN
----------   ------------   ------------   --------   --------   ------------   --------   -------   -----   ------   ------

3304433984     263,543.00     263,065.19   C/O Refi   Standard     410,000.00   7/1/2013      11.5    2.25      2      2.25
6012284565     441,000.00     441,000.00   R/T Refi   Stated       815,000.00   6/1/2013    11.625    2.25      2      2.25
6064441063     683,000.00     683,000.00   R/T Refi   Stated     1,275,000.00   7/1/2013    11.625    2.25      2      2.25
6076564902     352,425.00     351,259.30   Purchase   Standard     770,000.00   5/1/2013        12    2.25      2      2.25
6088492035     611,250.00     610,850.00   Purchase   Stated       836,000.00   6/1/2013    10.875    2.25      2      2.25
6123707348     352,425.00     351,441.71   Purchase   Standard     770,000.00   6/1/2013        12    2.25      2      2.25
6267215835     430,000.00     430,000.00   R/T Refi   Stated       620,000.00   7/1/2013     11.25    2.25      2      2.25
6269596711     303,920.00     303,071.03   Purchase   Standard     569,000.00   6/1/2013    11.375    2.25      2      2.25
6299921426     591,600.00     590,501.20   Purchase   Stated       740,000.00   7/1/2013    11.375    2.25      2      2.25
6312767764     426,000.00     425,990.63   R/T Refi   Stated       670,000.00   7/1/2013    11.875    2.25      2      2.25
6407662151     303,920.00     303,149.61   Purchase   Standard     569,000.00   6/1/2013    11.875    2.25      2      2.25
6450563223     264,900.00     264,228.51   Purchase   Standard     390,000.00   6/1/2013    11.875    2.25      2      2.25
6687196912     450,000.00     449,671.20   Purchase   Standard     780,000.00   6/1/2013    11.375    2.25      2      2.25
6753946570     269,900.00     269,007.26   Purchase   Standard     774,000.00   5/1/2013        12    2.25      2      2.25
6832539206     628,000.00     627,993.61   R/T Refi   Stated     1,000,000.00   7/1/2013    11.875    2.25      2      2.25
6843056836     594,375.00     594,375.00   Purchase   Stated       792,500.00   7/1/2013     11.25    2.25      2      2.25
6864560237     284,000.00     283,314.58   Purchase   Standard     370,000.00   6/1/2013    12.125    2.25      2      2.25
6939009921     934,000.00     933,207.62   C/O Refi   Stated     1,390,000.00   7/1/2013    11.625    2.25      2      2.25
6016443860     590,000.00     588,422.87   C/O Refi   Stated     1,080,000.00   6/1/2013    11.875    2.25      2      2.25
6128233852     806,250.00     803,449.79   Purchase   Stated     1,100,000.00   5/1/2013     11.75    2.25      2      2.25
6182410669     620,000.00     619,999.91   Purchase   Standard     775,000.00   6/1/2013    11.375    2.25      2      2.25
6218650312     606,400.00     606,400.00   Purchase   Stated       758,000.00   6/1/2013    11.375    2.25      2      2.25
6268425466     609,000.00     609,000.00   R/T Refi   Stated       813,000.00   6/1/2013    11.375    2.25      2      2.25
6281427143     530,000.00     530,000.00   C/O Refi   Stated       775,000.00   5/1/2013      11.5    2.25      2      2.25
6340348306     600,000.00     597,995.00   Purchase   Stated       850,000.00   6/1/2013        11    2.25      2      2.25
6349441417     500,000.00     499,500.00   C/O Refi   Stated       645,000.00   6/1/2013      11.5    2.25      2      2.25
6357047627     600,000.00     600,000.00   C/O Refi   Stated       940,000.00   5/1/2013    10.875    2.25      2      2.25
6364284221     540,000.00     540,000.00   Purchase   Stated       675,000.00   6/1/2013     11.25    2.25      2      2.25
6421703338     468,600.00     468,600.00   Purchase   Standard     587,000.00   5/1/2013    11.375    2.25      2      2.25
6456260022     794,000.00     791,034.86   C/O Refi   Stated     1,350,000.00   5/1/2013    11.375    2.25      2      2.25
6507242854     496,000.00     496,000.00   Purchase   Standard     620,000.00   5/1/2013      11.5    2.25      2      2.25
6535144726     488,000.00     488,000.00   C/O Refi   Stated       620,000.00   5/1/2013      11.5    2.25      2      2.25
6564126255     500,000.00     500,000.00   Purchase   Standard     625,000.00   6/1/2013      11.5    2.25      2      2.25
6614517131     420,000.00     420,000.00   Purchase   Standard     525,000.00   6/1/2013    11.625    2.25      2      2.25
6703684123     460,000.00     460,000.00   C/O Refi   Stated       575,000.00   6/1/2013     11.25    2.25      2      2.25
6756418155     455,000.00     455,000.00   C/O Refi   Stated       569,000.00   6/1/2013     11.25    2.25      2      2.25
6884989713     525,000.00     521,352.36   C/O Refi   Stated       700,000.00   6/1/2013      11.5    2.25      2      2.25
6071826751     732,000.00     732,000.00   Purchase   Stated       915,000.00   8/1/2013     11.75    2.25      2      2.25
6083718053     540,000.00     540,000.00   C/O Refi   Stated       700,000.00   9/1/2013    11.625    2.25      2      2.25
6116217651   1,330,000.00   1,329,544.22   C/O Refi   Stated     1,900,000.00   8/1/2013    12.375    2.25      2      2.25
6141394996     304,000.00     304,000.00   R/T Refi   Standard     450,000.00   8/1/2013    11.875    2.25      2      2.25
6155743732     578,000.00     577,514.41   Purchase   Stated       760,000.00   8/1/2013    11.875    2.25      2      2.25
6382477989     887,000.00     887,000.00   R/T Refi   Stated     1,425,000.00   8/1/2013    11.875    2.25      2      2.25
6414179629     650,000.00     649,453.92   Purchase   Stated       980,000.00   8/1/2013    11.875    2.25      2      2.25
6473186812     520,000.00     520,000.00   R/T Refi   Stated     2,500,000.00   9/1/2013    11.875    2.25      2      2.25
6632255219     457,600.00     457,600.00   Purchase   Stated       572,000.00   7/1/2013    11.625    2.25      2      2.25
6635718635     584,000.00     584,000.00   Purchase   Stated       730,000.00   9/1/2013     11.75    2.25      2      2.25
6641558645     532,000.00     532,000.00   Purchase   Standard     665,000.00   7/1/2013    11.625    2.25      2      2.25
6697084355     400,000.00     325,000.00   Purchase   Standard     790,000.00   6/1/2013    11.625    2.25      2      2.25
6862182323     472,500.00     472,500.00   C/O Refi   Stated       675,000.00   9/1/2013    11.875    2.25      2      2.25
6899257452     547,000.00     546,551.62   C/O Refi   Stated       875,000.00   8/1/2013        12    2.25      2      2.25
6907815663     474,000.00     473,567.50   R/T Refi   Stated       830,000.00   8/1/2013      11.5    2.25      2      2.25
6918790236     557,600.00     557,600.00   Purchase   Standard     697,000.00   9/1/2013    11.875    2.25      2      2.25
6965677385     926,900.00     926,900.00   Purchase   Stated     1,430,000.00   8/1/2013      11.5    2.25      2      2.25
6028205588     851,250.00     851,250.00   Purchase   Standard   1,135,000.00   6/1/2013    11.375    2.25      2      2.25
6029332647     780,000.00     778,515.95   R/T Refi   Standard   1,000,000.00   7/1/2013     11.25    2.25      2      2.25
6131294149     781,500.00     781,500.00   Purchase   Rapid      1,111,500.00   6/1/2013      11.5    2.25      2      2.25
6132369577     588,000.00     585,804.14   Purchase   SISA         790,000.00   5/1/2013    11.375    2.25      2      2.25
6151420491     467,000.00     467,000.00   R/T Refi   Standard     760,000.00   7/1/2013     11.75    2.25      2      2.25
6190224490     528,000.00     528,000.00   C/O Refi   Rapid        660,000.00   7/1/2013     11.75    2.25      2      2.25
6201324982     720,000.00     719,800.00   Purchase   Rapid      1,030,000.00   6/1/2013     11.25    2.25      2      2.25
6204662784     500,000.00     498,603.31   C/O Refi   Rapid        660,000.00   6/1/2013    11.375    2.25      2      2.25
6244353196     472,000.00     472,000.00   Purchase   Rapid        630,000.00   6/1/2013      11.5    2.25      2      2.25
6253163429     536,000.00     535,998.66   R/T Refi   Standard     715,000.00   7/1/2013      11.5    2.25      2      2.25
6256965713     836,000.00     835,941.00   Purchase   SISA       1,050,000.00   6/1/2013    11.375    2.25      2      2.25
6293686421     600,000.00     600,000.00   Purchase   Reduced    1,800,000.00   6/1/2013    11.125    2.25      2      2.25
6329663139     950,000.00     950,000.00   Purchase   Rapid      1,710,000.00   7/1/2013    11.125    2.25      2      2.25
6337308875     572,000.00     570,440.29   R/T Refi   SISA         980,000.00   6/1/2013      11.5    2.25      2      2.25
6360774423     960,000.00     957,382.29   C/O Refi   Rapid      1,225,000.00   6/1/2013      11.5    2.25      2      2.25
6364218716     600,000.00     600,000.00   Purchase   Rapid      1,450,000.00   7/1/2013    11.125    2.25      2      2.25
6367692495     789,000.00     787,432.12   C/O Refi   Rapid      1,052,000.00   7/1/2013      11.5    2.25      2      2.25
6371499291     728,000.00     725,916.90   Purchase   Reduced      915,000.00   6/1/2013     11.25    2.25      2      2.25
6399597407   1,000,000.00   1,000,000.00   Purchase   SISA       1,431,000.00   6/1/2013      11.5    2.25      2      2.25
6435931289     640,000.00     640,000.00   Purchase   SISA         800,000.00   6/1/2013      11.5    2.25      2      2.25
6449920542     620,000.00     620,000.00   Purchase   Reduced      775,000.00   7/1/2013    11.375    2.25      2      2.25
6477978735     591,200.00     591,200.00   Purchase   Standard     739,000.00   6/1/2013    11.375    2.25      2      2.25
6489675469     447,962.00     447,067.87   Purchase   Reduced      560,000.00   7/1/2013        11    2.25      2      2.25
6506121448   1,000,000.00   1,000,000.00   R/T Refi   Rapid      1,850,000.00   7/1/2013      11.5    2.25      2      2.25
6559143638     423,200.00     423,200.00   R/T Refi   Rapid        529,000.00   6/1/2013      11.5    2.25      2      2.25
6565373781     513,000.00     511,976.05   R/T Refi   Rapid      1,600,000.00   7/1/2013        11    2.25      2      2.25
6577659193     512,000.00     512,000.00   Purchase   Rapid        725,000.00   6/1/2013     11.25    2.25      2      2.25
6582023260     580,000.00     580,000.00   Purchase   SISA         725,000.00   7/1/2013     11.25    2.25      2      2.25
6604308822     665,000.00     663,879.44   C/O Refi   Rapid        838,000.00   7/1/2013    11.875    2.25      2      2.25
6649125793     446,000.00     446,000.00   Purchase   Standard     560,000.00   7/1/2013    11.375    2.25      2      2.25
6650174979   1,000,000.00     998,554.55   C/O Refi   Standard   1,300,000.00   6/1/2013    11.625    2.25      2      2.25
6690486276     487,500.00     487,500.00   R/T Refi   SISA         640,000.00   7/1/2013    11.875    2.25      2      2.25
6735469360     510,000.00     509,799.48   C/O Refi   Rapid        640,000.00   6/1/2013    11.125    2.25      2      2.25
6754734934     835,000.00     833,522.53   C/O Refi   Rapid      1,050,000.00   7/1/2013    11.625    2.25      2      2.25
6775723411     865,000.00     864,290.22   C/O Refi   Standard   1,250,000.00   7/1/2013     11.75    2.25      2      2.25
6791376053     431,200.00     430,399.12   Purchase   Standard     539,000.00   7/1/2013    11.375    2.25      2      2.25
6846211776     955,000.00     955,000.00   R/T Refi   Standard   1,200,000.00   7/1/2013     11.25    2.25      2      2.25
6870401632     753,750.00     753,750.00   Purchase   Rapid      1,005,000.00   7/1/2013    11.125    2.25      2      2.25
6886464475     404,000.00     402,300.60   Purchase   Reduced      785,000.00   5/1/2013     10.75    2.25      2      2.25
6968549441     700,000.00     700,000.00   Purchase   Standard   1,035,000.00   7/1/2013     11.25    2.25      2      2.25
6969370524     490,400.00     490,400.00   C/O Refi   Rapid        613,000.00   7/1/2013    11.375    2.25      2      2.25
6993174264     450,000.00     450,000.00   Purchase   Reduced      650,000.00   6/1/2013    11.125    2.25      2      2.25
6993900965     520,000.00     520,000.00   R/T Refi   Standard     650,000.00   6/1/2013    11.125    2.25      2      2.25
6001601050     652,506.00     650,010.05   Purchase   Reduced      850,000.00   5/1/2013     11.25    2.25      2      2.25
6026370194     508,000.00     508,000.00   Purchase   Standard     635,000.00   5/1/2013    11.375    2.25      2      2.25
6096710535     520,000.00     520,000.00   Purchase   SISA         650,000.00   6/1/2013    11.375    2.25      2      2.25
6144604839     528,000.00     528,000.00   Purchase   Standard     690,000.00   6/1/2013     11.25    2.25      2      2.25
6428286584     597,000.00     597,000.00   R/T Refi   SISA         750,000.00   6/1/2013      11.5    2.25      2      2.25
6439660298     760,000.00     757,825.33   C/O Refi   Standard   1,340,000.00   6/1/2013     11.25    2.25      2      2.25
6607130553     530,000.00     528,773.91   C/O Refi   Rapid        850,000.00   5/1/2013      10.5    2.25      2      2.25
6719623339     650,000.00     648,852.16   C/O Refi   Standard     815,000.00   5/1/2013      11.5    2.25      2      2.25
6002749130     500,000.00     500,000.00   Purchase   SISA         785,000.00   7/1/2013      11.5    2.25      2      2.25
6050612115     937,500.00     937,500.00   R/T Refi   Standard   1,225,000.00   8/1/2013     11.75    2.25      2      2.25
6055201120     650,000.00     650,000.00   C/O Refi   SISA       1,300,000.00   8/1/2013     11.25    2.25      2      2.25
6057948900     551,200.00     551,200.00   Purchase   SISA         740,000.00   8/1/2013    11.625    2.25      2      2.25
6058691202     800,000.00     800,000.00   Purchase   Rapid      1,000,000.00   7/1/2013    11.375    2.25      2      2.25
6060713176     750,000.00     749,305.35   R/T Refi   Standard   2,345,000.00   8/1/2013    11.375    2.25      2      2.25
6062848319     648,000.00     647,370.18   Purchase   Rapid        830,000.00   8/1/2013    11.125    2.25      2      2.25
6094044010     500,000.00     500,000.00   Purchase   Reduced      625,000.00   9/1/2013     11.75    2.25      2      2.25
6111684400     700,000.00     700,000.00   Purchase   SISA         900,000.00   7/1/2013      11.5    2.25      2      2.25
6121948340     583,900.00     583,900.00   Purchase   Rapid        729,910.00   7/1/2013     11.25    2.25      2      2.25
6123028331     971,000.00     970,122.19   R/T Refi   SISA       1,900,000.00   8/1/2013      11.5    2.25      2      2.25
6170410408     883,000.00     882,201.75   R/T Refi   Reduced    1,360,000.00   8/1/2013      11.5    2.25      2      2.25
6181850188     971,000.00     971,000.00   C/O Refi   Standard   1,400,000.00   8/1/2013     11.25    2.25      2      2.25
6214137074     624,000.00     624,000.00   Purchase   SISA         780,000.00   8/1/2013      11.5    2.25      2      2.25
6229433286     730,000.00     729,996.25   R/T Refi   SISA         930,000.00   8/1/2013     11.75    2.25      2      2.25
6236357460   1,000,000.00     999,981.58   Purchase   SISA       1,300,000.00   8/1/2013    11.875    2.25      2      2.25
6259024617   1,120,000.00   1,118,933.33   Purchase   Standard   1,400,000.00   8/1/2013     11.25    2.25      2      2.25
6309059498     948,000.00     948,000.00   Purchase   SISA       1,230,000.00   8/1/2013     12.25    2.25      2      2.25
6312817130   1,950,000.00   1,950,000.00   R/T Refi   Standard   3,012,500.00   9/1/2013     11.75    2.25      2      2.25
6322152163     470,000.00     470,000.00   C/O Refi   SISA         735,000.00   8/1/2013    11.875    2.25      2      2.25
6344127631     500,000.00     500,000.00   Purchase   Rapid        820,000.00   9/1/2013     11.25    2.25      2      2.25
6353520213     432,000.00     431,590.10   Purchase   Reduced      550,000.00   8/1/2013     11.25    2.25      2      2.25
6364591161     520,000.00     519,788.18   Purchase   Standard     695,000.00   7/1/2013     11.25    2.25      2      2.25
6442014434     525,900.00     525,900.00   Purchase   SISA         660,000.00   8/1/2013     11.75    2.25      2      2.25
6471880325     520,000.00     520,000.00   Purchase   Standard     650,000.00   8/1/2013      11.5    2.25      2      2.25
6486029298     870,000.00     869,269.09   C/O Refi   Standard   1,100,000.00   8/1/2013    11.875    2.25      2      2.25
6504946101     800,000.00     799,770.83   C/O Refi   Standard   1,700,000.00   7/1/2013    11.875    2.25      2      2.25
6506886156     560,000.00     560,000.00   Purchase   Rapid        700,000.00   9/1/2013      11.5    2.25      2      2.25
6507805957   1,111,920.00   1,111,920.00   Purchase   Rapid      1,390,000.00   8/1/2013     11.25    2.25      2      2.25
6521660792     697,500.00     697,500.00   Purchase   Rapid      1,400,000.00   9/1/2013      11.5    2.25      2      2.25
6535924143     450,000.00     450,000.00   Purchase   Rapid        604,000.00   8/1/2013    11.875    2.25      2      2.25
6546891331     588,990.00     588,990.00   Purchase   Rapid        712,500.00   7/1/2013    10.875    2.25      2      2.25
6574370869   1,557,430.00   1,557,430.00   Purchase   Standard   2,225,000.00   8/1/2013    11.875    2.25      2      2.25
6579405637     559,920.00     559,920.00   Purchase   Reduced      725,000.00   7/1/2013        11    2.25      2      2.25
6696533741     600,000.00     600,000.00   C/O Refi   Standard     865,000.00   7/1/2013    11.375    2.25      2      2.25
6729803996     500,000.00     499,525.58   Purchase   Reduced      635,000.00   8/1/2013     11.25    2.25      2      2.25
6755716385     746,000.00     746,000.00   C/O Refi   Rapid        945,000.00   8/1/2013    11.125    2.25      2      2.25
6787628533     475,000.00     475,000.00   R/T Refi   SISA         800,000.00   8/1/2013    11.375    2.25      2      2.25
6807868044     750,000.00     750,000.00   Purchase   Standard   1,475,000.00   9/1/2013     11.25    2.25      2      2.25
6840080193     550,000.00     549,465.43   Purchase   Reduced      995,000.00   8/1/2013    11.125    2.25      2      2.25
6840745530     482,000.00     482,000.00   R/T Refi   Reduced      625,000.00   8/1/2013    11.375    2.25      2      2.25
6858760462     840,000.00     838,700.49   Purchase   Reduced    1,460,000.00   8/1/2013    11.375    2.25      2      2.25
6885236809     695,000.00     695,000.00   R/T Refi   SISA         910,000.00   7/1/2013      11.5    2.25      2      2.25
6886870630     476,000.00     476,000.00   C/O Refi   Standard     595,000.00   8/1/2013    11.625    2.25      2      2.25
6903451646     582,400.00     580,153.06   Purchase   Standard     730,000.00   7/1/2013    11.125    2.25      2      2.25
6916416818     530,000.00     529,520.86   R/T Refi   Rapid        840,000.00   8/1/2013      11.5    2.25      2      2.25
6942546281     440,000.00     440,000.00   Purchase   SISA         550,000.00   8/1/2013     11.75    2.25      2      2.25
6961440267     840,000.00     840,000.00   C/O Refi   Rapid      1,205,000.00   9/1/2013      11.5    2.25      2      2.25
6963731705     500,000.00     499,001.99   Purchase   Reduced      825,000.00   7/1/2013        11    2.25      2      2.25
6964644725     600,000.00     599,531.94   R/T Refi   Standard   1,175,000.00   8/1/2013     12.25    2.25      2      2.25
6985562526     444,000.00     444,000.00   Purchase   Reduced      643,000.00   9/1/2013      11.5    2.25      2      2.25
6989441636     668,000.00     668,000.00   Purchase   Standard     835,000.00   8/1/2013      11.5    2.25      2      2.25
6610201490     491,077.00     491,077.00   Purchase   Standard     625,000.00   5/1/2013    11.375    2.25      2      2.25
 146813266     448,000.00     447,666.33   C/O Refi   Full         560,000.00   9/1/2012    10.875    2.75      2      2.75
 151626124     290,000.00     288,060.63   R/T Refi   Full         385,000.00   5/1/2013    11.375    2.75      2      2.75
6860932489     694,400.00     694,400.00   R/T Refi   Standard     868,000.00   9/1/2013      11.5    2.25      2      2.25

  LOANID        INDEX        ODATE     SERVICER       ORIGINATOR
----------   -----------   ---------   --------      -----------

3304433984   12 MO LIBOR    6/2/2006   BofA          BofA
6012284565   12 MO LIBOR   5/22/2006   BofA          BofA
6064441063   12 MO LIBOR   5/24/2006   BofA          BofA
6076564902   12 MO LIBOR   4/28/2006   BofA          BofA
6088492035   12 MO LIBOR   5/26/2006   BofA          BofA
6123707348   12 MO LIBOR    5/2/2006   BofA          BofA
6267215835   12 MO LIBOR    6/9/2006   BofA          BofA
6269596711   12 MO LIBOR   5/11/2006   BofA          BofA
6299921426   12 MO LIBOR   6/15/2006   BofA          BofA
6312767764   12 MO LIBOR    6/7/2006   BofA          BofA
6407662151   12 MO LIBOR    5/3/2006   BofA          BofA
6450563223   12 MO LIBOR   5/12/2006   BofA          BofA
6687196912   12 MO LIBOR   5/26/2006   BofA          BofA
6753946570   12 MO LIBOR   4/28/2006   BofA          BofA
6832539206   12 MO LIBOR    6/1/2006   BofA          BofA
6843056836   12 MO LIBOR    6/8/2006   BofA          BofA
6864560237   12 MO LIBOR    5/5/2006   BofA          BofA
6939009921   12 MO LIBOR    6/1/2006   BofA          BofA
6016443860   12 MO LIBOR    5/9/2006   BofA          BofA
6128233852   12 MO LIBOR   4/28/2006   BofA          BofA
6182410669   12 MO LIBOR   5/12/2006   BofA          BofA
6218650312   12 MO LIBOR   5/19/2006   BofA          BofA
6268425466   12 MO LIBOR   5/15/2006   BofA          BofA
6281427143   12 MO LIBOR   4/18/2006   BofA          BofA
6340348306   12 MO LIBOR   5/10/2006   BofA          BofA
6349441417   12 MO LIBOR    5/3/2006   BofA          BofA
6357047627   12 MO LIBOR   4/14/2006   BofA          BofA
6364284221   12 MO LIBOR   4/25/2006   BofA          BofA
6421703338   12 MO LIBOR   4/26/2006   BofA          BofA
6456260022   12 MO LIBOR   4/18/2006   BofA          BofA
6507242854   12 MO LIBOR   4/20/2006   BofA          BofA
6535144726   12 MO LIBOR   4/20/2006   BofA          BofA
6564126255   12 MO LIBOR    5/8/2006   BofA          BofA
6614517131   12 MO LIBOR    5/5/2006   BofA          BofA
6703684123   12 MO LIBOR    5/1/2006   BofA          BofA
6756418155   12 MO LIBOR    5/5/2006   BofA          BofA
6884989713   12 MO LIBOR   5/10/2006   BofA          BofA
6071826751   12 MO LIBOR   7/18/2006   BofA          BofA
6083718053   12 MO LIBOR   7/31/2006   BofA          BofA
6116217651   12 MO LIBOR    7/6/2006   BofA          BofA
6141394996   12 MO LIBOR   7/17/2006   BofA          BofA
6155743732   12 MO LIBOR   7/28/2006   BofA          BofA
6382477989   12 MO LIBOR   7/28/2006   BofA          BofA
6414179629   12 MO LIBOR   7/28/2006   BofA          BofA
6473186812   12 MO LIBOR    8/2/2006   BofA          BofA
6632255219   12 MO LIBOR    6/6/2006   BofA          BofA
6635718635   12 MO LIBOR    8/1/2006   BofA          BofA
6641558645   12 MO LIBOR   6/21/2006   BofA          BofA
6697084355   12 MO LIBOR   5/30/2006   BofA          BofA
6862182323   12 MO LIBOR   7/31/2006   BofA          BofA
6899257452   12 MO LIBOR   7/18/2006   BofA          BofA
6907815663   12 MO LIBOR   7/28/2006   BofA          BofA
6918790236   12 MO LIBOR   7/27/2006   BofA          BofA
6965677385   12 MO LIBOR   7/26/2006   BofA          BofA
6028205588   12 MO LIBOR   5/25/2006   BofA          BofA
6029332647   12 MO LIBOR   6/16/2006   BofA          BofA
6131294149   12 MO LIBOR   5/18/2006   BofA          BofA
6132369577   12 MO LIBOR   3/24/2006   BofA          BofA
6151420491   12 MO LIBOR    6/6/2006   BofA          BofA
6190224490   12 MO LIBOR   5/31/2006   BofA          BofA
6201324982   12 MO LIBOR   5/26/2006   BofA          BofA
6204662784   12 MO LIBOR   5/25/2006   BofA          BofA
6244353196   12 MO LIBOR   5/31/2006   BofA          BofA
6253163429   12 MO LIBOR   6/13/2006   BofA          BofA
6256965713   12 MO LIBOR   5/19/2006   BofA          BofA
6293686421   12 MO LIBOR   5/26/2006   BofA          BofA
6329663139   12 MO LIBOR    6/9/2006   BofA          BofA
6337308875   12 MO LIBOR   5/26/2006   BofA          BofA
6360774423   12 MO LIBOR   5/17/2006   BofA          BofA
6364218716   12 MO LIBOR    6/7/2006   BofA          BofA
6367692495   12 MO LIBOR   6/14/2006   BofA          BofA
6371499291   12 MO LIBOR    5/4/2006   BofA          BofA
6399597407   12 MO LIBOR   5/22/2006   BofA          BofA
6435931289   12 MO LIBOR   5/18/2006   BofA          BofA
6449920542   12 MO LIBOR    6/9/2006   BofA          BofA
6477978735   12 MO LIBOR   5/20/2006   BofA          BofA
6489675469   12 MO LIBOR   6/16/2006   BofA          BofA
6506121448   12 MO LIBOR    6/8/2006   BofA          BofA
6559143638   12 MO LIBOR   5/30/2006   BofA          BofA
6565373781   12 MO LIBOR   6/12/2006   BofA          BofA
6577659193   12 MO LIBOR   5/16/2006   BofA          BofA
6582023260   12 MO LIBOR    6/2/2006   BofA          BofA
6604308822   12 MO LIBOR    6/1/2006   BofA          BofA
6649125793   12 MO LIBOR   6/13/2006   BofA          BofA
6650174979   12 MO LIBOR   5/23/2006   BofA          BofA
6690486276   12 MO LIBOR   6/14/2006   BofA          BofA
6735469360   12 MO LIBOR   5/23/2006   BofA          BofA
6754734934   12 MO LIBOR    6/5/2006   BofA          BofA
6775723411   12 MO LIBOR    6/3/2006   BofA          BofA
6791376053   12 MO LIBOR   6/12/2006   BofA          BofA
6846211776   12 MO LIBOR    6/8/2006   BofA          BofA
6870401632   12 MO LIBOR    6/2/2006   BofA          BofA
6886464475   12 MO LIBOR   4/10/2006   BofA          BofA
6968549441   12 MO LIBOR   5/30/2006   BofA          BofA
6969370524   12 MO LIBOR    6/1/2006   BofA          BofA
6993174264   12 MO LIBOR    5/8/2006   BofA          BofA
6993900965   12 MO LIBOR   5/22/2006   BofA          BofA
6001601050   12 MO LIBOR   4/27/2006   BofA          BofA
6026370194   12 MO LIBOR   4/25/2006   BofA          BofA
6096710535   12 MO LIBOR   4/28/2006   BofA          BofA
6144604839   12 MO LIBOR    5/5/2006   BofA          BofA
6428286584   12 MO LIBOR   5/18/2006   BofA          BofA
6439660298   12 MO LIBOR    5/1/2006   BofA          BofA
6607130553   12 MO LIBOR   4/27/2006   BofA          BofA
6719623339   12 MO LIBOR   4/21/2006   BofA          BofA
6002749130   12 MO LIBOR   6/17/2006   BofA          BofA
6050612115   12 MO LIBOR   7/18/2006   BofA          BofA
6055201120   12 MO LIBOR   7/18/2006   BofA          BofA
6057948900   12 MO LIBOR   7/18/2006   BofA          BofA
6058691202   12 MO LIBOR   6/17/2006   BofA          BofA
6060713176   12 MO LIBOR   7/18/2006   BofA          BofA
6062848319   12 MO LIBOR   7/18/2006   BofA          BofA
6094044010   12 MO LIBOR    8/4/2006   BofA          BofA
6111684400   12 MO LIBOR   6/17/2006   BofA          BofA
6121948340   12 MO LIBOR   6/17/2006   BofA          BofA
6123028331   12 MO LIBOR   7/18/2006   BofA          BofA
6170410408   12 MO LIBOR   7/18/2006   BofA          BofA
6181850188   12 MO LIBOR   7/18/2006   BofA          BofA
6214137074   12 MO LIBOR   7/18/2006   BofA          BofA
6229433286   12 MO LIBOR   7/18/2006   BofA          BofA
6236357460   12 MO LIBOR   7/18/2006   BofA          BofA
6259024617   12 MO LIBOR   7/18/2006   BofA          BofA
6309059498   12 MO LIBOR   7/18/2006   BofA          BofA
6312817130   12 MO LIBOR    8/2/2006   BofA          BofA
6322152163   12 MO LIBOR   7/18/2006   BofA          BofA
6344127631   12 MO LIBOR    8/4/2006   BofA          BofA
6353520213   12 MO LIBOR   7/18/2006   BofA          BofA
6364591161   12 MO LIBOR   6/17/2006   BofA          BofA
6442014434   12 MO LIBOR   7/18/2006   BofA          BofA
6471880325   12 MO LIBOR   7/18/2006   BofA          BofA
6486029298   12 MO LIBOR   7/18/2006   BofA          BofA
6504946101   12 MO LIBOR   6/17/2006   BofA          BofA
6506886156   12 MO LIBOR   7/28/2006   BofA          BofA
6507805957   12 MO LIBOR   7/18/2006   BofA          BofA
6521660792   12 MO LIBOR    8/2/2006   BofA          BofA
6535924143   12 MO LIBOR   7/18/2006   BofA          BofA
6546891331   12 MO LIBOR   6/17/2006   BofA          BofA
6574370869   12 MO LIBOR   7/18/2006   BofA          BofA
6579405637   12 MO LIBOR   6/17/2006   BofA          BofA
6696533741   12 MO LIBOR   6/17/2006   BofA          BofA
6729803996   12 MO LIBOR   7/18/2006   BofA          BofA
6755716385   12 MO LIBOR   7/18/2006   BofA          BofA
6787628533   12 MO LIBOR   7/18/2006   BofA          BofA
6807868044   12 MO LIBOR    8/1/2006   BofA          BofA
6840080193   12 MO LIBOR   7/18/2006   BofA          BofA
6840745530   12 MO LIBOR   7/18/2006   BofA          BofA
6858760462   12 MO LIBOR   7/18/2006   BofA          BofA
6885236809   12 MO LIBOR   6/17/2006   BofA          BofA
6886870630   12 MO LIBOR   7/18/2006   BofA          BofA
6903451646   12 MO LIBOR   6/17/2006   BofA          BofA
6916416818   12 MO LIBOR   7/18/2006   BofA          BofA
6942546281   12 MO LIBOR   7/18/2006   BofA          BofA
6961440267   12 MO LIBOR    8/8/2006   BofA          BofA
6963731705   12 MO LIBOR   6/17/2006   BofA          BofA
6964644725   12 MO LIBOR   7/18/2006   BofA          BofA
6985562526   12 MO LIBOR   8/10/2006   BofA          BofA
6989441636   12 MO LIBOR   7/18/2006   BofA          BofA
6610201490   12 MO LIBOR   4/28/2006   BofA          BofA
 146813266   1 YR CMT      8/19/2005   Wells Fargo   Wells Fargo
 151626124   1 YR CMT       4/6/2006   Wells Fargo   Wells Fargo
6860932489   12 MO LIBOR    8/4/2006   BofA          BofA

                                   EXHIBIT D-4

                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

                                      D-4-1

                                                                     Exhibit D-4

  LOANID        OCC        PROPTYPE     OTERM   CORTERM    OLTV    RATE     FPDATE      NDDATE    S_MATDATE     PANDI       PTDATE
----------   ---------   ------------   -----   -------   -----   -----   ---------   ---------   ---------   ---------   ---------

6034955416   Primary     SFR             360      359     74.87   6.375    9/1/2006    9/1/2006    8/1/2036    3,241.63    9/1/2006
6036854062   Primary     SFR             360      357     76.73   6.625    7/1/2006    9/1/2006    6/1/2036    3,193.56    8/1/2006
6037368104   Primary     SFR             360      353     71.43     7.5    3/1/2006    9/1/2006    2/1/2036   10,488.22    8/1/2006
6042003068   Primary     SFR             360      359     65.16   6.875    9/1/2006   10/1/2006    8/1/2036    3,214.06    9/1/2006
6044301692   Primary     SFR             360      359        80   6.875    9/1/2006    9/1/2006    8/1/2036    7,791.67    9/1/2006
6094479471   Primary     SFR             360      358      59.2   6.625    8/1/2006   10/1/2006    7/1/2036    5,393.03    9/1/2006
6104144388   Primary     SFR             360      359        80   7.375    9/1/2006    9/1/2006    8/1/2036   12,537.50    9/1/2006
6114975664   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,822.25    9/1/2006
6126586269   Secondary   SFR             360      355        75     6.5    5/1/2006    9/1/2006    4/1/2036    5,807.13    8/1/2006
6152680937   Primary     3-Family        360      359     26.67    6.75    9/1/2006    9/1/2006    8/1/2036    9,000.00    9/1/2006
6182447026   Primary     PUD             360      352        80       6    2/1/2006    9/1/2006    1/1/2036    2,657.21    8/1/2006
6184688049   Secondary   Condo           360      359        80   6.875    9/1/2006   10/1/2006    8/1/2036    1,342.92    9/1/2006
6218424114   Investor    Condo           360      358     66.83     7.5    8/1/2006    9/1/2006    7/1/2036    1,981.25    8/1/2006
6223222842   Primary     SFR             360      359     50.91   6.875    9/1/2006   10/1/2006    8/1/2036    3,208.33    9/1/2006
6272382620   Primary     SFR             360      359     70.31   6.625    9/1/2006    9/1/2006    8/1/2036    2,484.37    9/1/2006
6281378775   Primary     SFR             360      359     69.74    6.75    9/1/2006    9/1/2006    8/1/2036    3,632.15    9/1/2006
6305592377   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,754.17    9/1/2006
6330623841   Primary     SFR             360      360      67.5    6.75   10/1/2006   10/1/2006    9/1/2036    3,037.50   10/1/2006
6333489844   Secondary   Condo           360      358        70   6.625    8/1/2006    9/1/2006    7/1/2036    1,554.20    8/1/2006
6355878353   Primary     SFR             480      478     71.54   6.875    8/1/2006   10/1/2006    7/1/2046    2,694.45    9/1/2006
6400528938   Primary     SFR             360      360     70.97   6.875   10/1/2006   10/1/2006    9/1/2036    3,781.25   10/1/2006
6406359866   Primary     SFR             360      354        80   6.625    4/1/2006    9/1/2006    3/1/2036    4,021.16    8/1/2006
6437196287   Primary     SFR             360      353      62.5     6.5    3/1/2006    9/1/2006    2/1/2036    6,320.68    8/1/2006
6447224947   Secondary   Condo           360      353     74.58     6.5    3/1/2006   11/1/2006    2/1/2036    2,781.10   10/1/2006
6499444542   Primary     PUD             360      354     66.67    6.25    4/1/2006    9/1/2006    3/1/2036    6,157.18    8/1/2006
6520340735   Primary     SFR             360      353        80    5.75    3/1/2006    9/1/2006    2/1/2036    3,921.61    8/1/2006
6544400374   Primary     SFR             360      358     73.15   6.125    8/1/2006    9/1/2006    7/1/2036    2,822.36    8/1/2006
6563783098   Primary     SFR             360      354        70       6    4/1/2006    9/1/2006    3/1/2036    3,021.74    8/1/2006
6610581750   Primary     PUD             360      359      61.6     6.5    9/1/2006   10/1/2006    8/1/2036    5,405.83    9/1/2006
6677585181   Primary     SFR             360      358      79.6   6.625    8/1/2006    9/1/2006    7/1/2036    4,416.67    8/1/2006
6715144892   Primary     SFR             360      358        75   6.625    8/1/2006    9/1/2006    7/1/2036    5,954.90    8/1/2006
6730942098   Primary     SFR             360      353        80    6.25    3/1/2006    9/1/2006    2/1/2036    3,398.76    8/1/2006
6737486719   Primary     PUD             360      354        75   6.625    4/1/2006    9/1/2006    3/1/2036    3,918.71    8/1/2006
6750882885   Primary     SFR             360      357        80   6.875    7/1/2006    9/1/2006    6/1/2036    1,650.00    8/1/2006
6763572846   Primary     SFR             360      359     79.37   6.875    9/1/2006    9/1/2006    8/1/2036    2,864.58    9/1/2006
6804941968   Primary     4-Family        480      479        80       7    9/1/2006   10/1/2006    8/1/2046    3,654.02    9/1/2006
6809765263   Primary     SFR             360      358        80   7.125    8/1/2006    9/1/2006    7/1/2036    2,683.75    8/1/2006
6841272435   Primary     SFR             360      359     41.67   6.375    9/1/2006    9/1/2006    8/1/2036    4,296.41    9/1/2006
6864739419   Primary     SFR             360      354        80       6    4/1/2006    9/1/2006    3/1/2036    2,733.96    8/1/2006
6869077328   Primary     2-Family        360      354     64.58     6.5    4/1/2006    9/1/2006    3/1/2036    4,898.53    8/1/2006
6886794863   Secondary   PUD             360      359     71.43   6.875    9/1/2006    9/1/2006    8/1/2036    8,593.75    9/1/2006
6911077367   Primary     SFR             360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    2,647.79    8/1/2006
6919434149   Primary     SFR             360      354     41.67   6.375    4/1/2006    9/1/2006    3/1/2036    6,238.70    8/1/2006
6953940308   Investor    2-Family        360      356     48.84    6.75    6/1/2006    9/1/2006    5/1/2036    3,009.50    8/1/2006
6954684111   Primary     SFR             360      352      69.2   6.375    2/1/2006    9/1/2006    1/1/2036    6,238.70    8/1/2006
6954784507   Primary     SFR             360      354        70   6.375    4/1/2006    9/1/2006    3/1/2036    3,318.99    8/1/2006
6991344257   Primary     SFR             360      359     78.51       7    9/1/2006    9/1/2006    8/1/2036    2,770.83    9/1/2006
6689197983   Primary     PUD             360      352        80   5.875    2/1/2006    9/1/2006    1/1/2036    2,619.17    8/1/2006
6001110490   Primary     SFR             360      360        80   6.875   10/1/2006   10/1/2006    9/1/2036    2,924.17   10/1/2006
6008525500   Primary     SFR             360      360        80   6.375   10/1/2006   10/1/2006    9/1/2036    2,709.38   10/1/2006
6018811726   Primary     SFR             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    7,215.00    9/1/2006
6021389645   Primary     PUD             360      359        80       6    9/1/2006   10/1/2006    8/1/2036    2,999.75    9/1/2006
6043264883   Primary     SFR             360      360        80    6.25   10/1/2006   11/1/2006    9/1/2036    3,754.17   10/1/2006
6047205171   Primary     SFR             360      360        80    6.25   10/1/2006   10/1/2006    9/1/2036    4,081.25   10/1/2006
6054001000   Secondary   SFR             360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    3,375.00    9/1/2006
6083737582   Primary     SFR             360      359        75    6.25    9/1/2006    9/1/2006    8/1/2036    3,906.25    9/1/2006
6103010200   Primary     SFR             360      359     77.24   6.875    9/1/2006    9/1/2006    8/1/2036    3,208.33    9/1/2006
6114764928   Primary     SFR             360      360     75.52   6.375   10/1/2006   10/1/2006    9/1/2036    3,851.56   10/1/2006
6120933467   Primary     SFR             360      358     78.06   6.625    8/1/2006   10/1/2006    7/1/2036    3,555.42    9/1/2006
6163933275   Primary     SFR             360      359     75.08   6.625    9/1/2006   10/1/2006    8/1/2036    2,561.67    9/1/2006
6218324363   Primary     SFR             360      359     75.29    6.75    9/1/2006   10/1/2006    8/1/2036    5,046.10    9/1/2006
6274672093   Primary     SFR             360      359     74.42   6.625    9/1/2006   10/1/2006    8/1/2036    3,726.62    9/1/2006
6322254910   Primary     Condo           360      359      77.5   6.625    9/1/2006    9/1/2006    8/1/2036    2,567.19    9/1/2006
6373856381   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    5,100.00    9/1/2006
6397136273   Primary     SFR             360      358        80   6.125    8/1/2006    9/1/2006    7/1/2036    3,266.67    8/1/2006
6398314606   Primary     PUD             360      359        75    6.75    9/1/2006   10/1/2006    8/1/2036    4,218.75    9/1/2006
6403509877   Primary     SFR             360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    2,879.67    8/1/2006
6427160152   Primary     PUD             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    2,925.00    9/1/2006
6430134152   Primary     PUD Detach      360      360     76.96   6.375   10/1/2006   10/1/2006    9/1/2036    4,435.94   10/1/2006
6444918491   Primary     Condo           360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,429.17    9/1/2006
6468340796   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,025.42    9/1/2006
6471505732   Secondary   Condo           360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    3,897.00    9/1/2006
6489124831   Primary     SFR             360      358     79.92    6.75    8/1/2006    9/1/2006    7/1/2036    5,619.38    8/1/2006
6545780428   Primary     SFR             360      358     68.09    6.25    8/1/2006   10/1/2006    7/1/2036    3,333.33    9/1/2006
6595025104   Primary     SFR             360      358     79.96     6.5    8/1/2006   10/1/2006    7/1/2036    4,062.50    9/1/2006
6633712531   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,528.75    9/1/2006
6639433454   Primary     PUD             360      359     76.32     6.5    9/1/2006    9/1/2006    8/1/2036    3,141.67    9/1/2006
6641998353   Primary     Condo - Low     360      360        80   6.625   10/1/2006   10/1/2006    9/1/2036    2,694.17   10/1/2006
6667804105   Primary     SFR             360      359        80     6.5    9/1/2006   10/1/2006    8/1/2036    3,921.67    9/1/2006
6679838117   Primary     2-Family        360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    4,853.50    9/1/2006
6680940365   Secondary   SFR             360      360        80       7   10/1/2006   10/1/2006    9/1/2036    4,526.67   10/1/2006
6690179772   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    3,400.00    9/1/2006
6717424789   Primary     SFR             360      359        80     6.5    9/1/2006    9/1/2006    8/1/2036    4,356.95    9/1/2006
6737054046   Primary     SFR             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    2,550.00    8/1/2006
6744680684   Primary     PUD             360      359     76.26     6.5    9/1/2006    9/1/2006    8/1/2036    2,870.83    9/1/2006
6756933914   Primary     SFR             360      359      69.2    6.75    9/1/2006    9/1/2006    8/1/2036    3,892.50    9/1/2006
6764375280   Primary     SFR             360      358        80       6    8/1/2006    9/1/2006    7/1/2036    3,016.94    8/1/2006
6784980382   Primary     SFR             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    2,429.17    9/1/2006
6789706014   Primary     2-Family        360      360        80   6.375   10/1/2006   10/1/2006    9/1/2036    4,941.05   10/1/2006
6792060607   Primary     SFR             360      359     66.37   5.875    9/1/2006   10/1/2006    8/1/2036    7,343.75    9/1/2006
6797576821   Primary     2-Family        360      359      78.7   6.625    9/1/2006   10/1/2006    8/1/2036    2,467.81    9/1/2006
6812693312   Primary     SFR             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    3,368.90    9/1/2006
6819413680   Primary     SFR             360      359     78.13   6.375    9/1/2006    9/1/2006    8/1/2036    5,312.50    9/1/2006
6859040849   Primary     PUD             360      359        80   6.375    9/1/2006    9/1/2006    8/1/2036    2,656.25    9/1/2006
6865462524   Primary     SFR             360      358     78.57   6.875    8/1/2006    9/1/2006    7/1/2036    3,781.25    8/1/2006
6865908237   Primary     PUD             360      359        80   6.625    9/1/2006    9/1/2006    8/1/2036    3,025.42    9/1/2006
6893639846   Primary     Condo           360      359     78.06   6.875    9/1/2006    9/1/2006    8/1/2036    2,772.92    9/1/2006
6897110869   Primary     SFR             360      359        80   6.125    9/1/2006    9/1/2006    8/1/2036    2,592.92    9/1/2006
6924234229   Primary     SFR             360      359      76.8   6.625    9/1/2006    9/1/2006    8/1/2036    3,180.00    9/1/2006
6924853424   Primary     Condo - Low     360      360        80   6.875   10/1/2006   10/1/2006    9/1/2036    3,575.00   10/1/2006
6927872405   Secondary   Condo           360      359     78.13   6.625    9/1/2006   10/1/2006    8/1/2036    2,760.42    9/1/2006
6929706916   Primary     SFR             360      359     71.79   6.625    9/1/2006   10/1/2006    8/1/2036    3,864.58    9/1/2006
6973543439   Primary     SFR             360      358        80    7.25    8/1/2006   10/1/2006    7/1/2036    3,738.18    9/1/2006
6052702393   Primary     SFR             360      357        75       6    7/1/2006    9/1/2006    6/1/2036    4,687.50    8/1/2006
6088988156   Primary     PUD             360      356        80   6.625    6/1/2006    9/1/2006    5/1/2036    3,093.87    8/1/2006
6335750177   Primary     Condo           360      356     79.97    6.25    6/1/2006    9/1/2006    5/1/2036    3,327.08    8/1/2006
6449326880   Primary     Condo           360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,422.50    8/1/2006
6488616548   Primary     SFR             360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,812.50    8/1/2006
6717141029   Primary     SFR             360      356     79.75   6.375    6/1/2006    9/1/2006    5/1/2036    2,690.25    8/1/2006
6720774568   Primary     Condo           360      357        80   6.625    7/1/2006   10/1/2006    6/1/2036    6,168.12    9/1/2006
6737207727   Primary     SFR             360      356        80    6.75    6/1/2006    9/1/2006    5/1/2036    2,880.00    8/1/2006
6929466255   Secondary   Condo           360      356        80    6.25    6/1/2006    9/1/2006    5/1/2036    2,486.85    8/1/2006
6054346108   Primary     SFR             360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,708.33    8/1/2006
6106509141   Primary     SFR             360      358      74.8    6.25    8/1/2006    9/1/2006    7/1/2036    3,385.42    8/1/2006
6108477263   Primary     SFR             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    4,696.25    8/1/2006
6113265190   Primary     SFR             360      358     67.46   5.875    8/1/2006    9/1/2006    7/1/2036    2,279.01    8/1/2006
6119533203   Primary     SFR             360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    4,170.83    8/1/2006
6120010258   Primary     PUD             360      357     77.88   6.625    7/1/2006   10/1/2006    6/1/2036    2,760.42    9/1/2006
6198039312   Primary     SFR             360      358     78.13    6.75    8/1/2006    9/1/2006    7/1/2036    3,796.88    8/1/2006
6244592231   Primary     Condo           360      358     78.56   6.375    8/1/2006    9/1/2006    7/1/2036    2,316.25    8/1/2006
6251013873   Primary     PUD             360      357        80    6.25    7/1/2006    9/1/2006    6/1/2036    4,895.83    8/1/2006
6261988569   Primary     SFR             360      358     79.89   5.875    8/1/2006   10/1/2006    7/1/2036    3,441.77    9/1/2006
6275808647   Primary     SFR             360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    2,361.67    8/1/2006
6372553757   Primary     PUD             360      357     72.98   6.125    7/1/2006    9/1/2006    6/1/2036    5,104.17    8/1/2006
6470610178   Primary     Condo           360      357     71.89   6.875    7/1/2006   10/1/2006    6/1/2036    3,245.00    9/1/2006
6489671930   Primary     SFR             360      358     79.33    6.75    8/1/2006    9/1/2006    7/1/2036    2,396.25    8/1/2006
6507606389   Primary     PUD             360      358        80    6.75    8/1/2006    9/1/2006    7/1/2036    2,992.50    8/1/2006
6524497044   Primary     PUD             360      357     79.93     6.5    7/1/2006    9/1/2006    6/1/2036    3,524.39    8/1/2006
6578802164   Primary     SFR             360      357        80   6.125    7/1/2006    9/1/2006    6/1/2036    3,266.67    8/1/2006
6582878572   Primary     PUD             360      358        80    6.25    8/1/2006    9/1/2006    7/1/2036    2,333.33    8/1/2006
6689862172   Primary     SFR             360      357        75   6.375    7/1/2006    9/1/2006    6/1/2036    5,179.69    8/1/2006
6706596373   Primary     SFR             360      357        80   6.375    7/1/2006    9/1/2006    6/1/2036    2,545.75    8/1/2006
6710502573   Primary     SFR             360      358     75.36     6.5    8/1/2006   10/1/2006    7/1/2036    3,645.42    9/1/2006
6720364584   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    2,491.67    8/1/2006
6761102596   Primary     SFR             360      358        80   6.375    8/1/2006   10/1/2006    7/1/2036    3,240.63    9/1/2006
6798170400   Primary     SFR             360      358        70   6.875    8/1/2006    9/1/2006    7/1/2036    3,408.85    8/1/2006
6813544308   Primary     PUD             360      357     68.92    6.25    7/1/2006    9/1/2006    6/1/2036    3,386.45    8/1/2006
6832254947   Primary     SFR             360      358     77.86    6.75    8/1/2006    9/1/2006    7/1/2036    5,625.00    8/1/2006
6837642104   Primary     PUD             360      358        80   6.375    8/1/2006    9/1/2006    7/1/2036    3,187.50    8/1/2006
6859677608   Primary     PUD             360      358     78.79   6.375    8/1/2006    9/1/2006    7/1/2036    3,453.13    8/1/2006
6864639189   Primary     PUD             360      358     69.48   6.875    8/1/2006   10/1/2006    7/1/2036    3,065.10    9/1/2006
6870590830   Primary     SFR             360      358        80   5.875    8/1/2006    9/1/2006    7/1/2036    2,859.17    8/1/2006
6893253333   Primary     SFR             360      358        80     6.5    8/1/2006    9/1/2006    7/1/2036    4,116.67    8/1/2006
6908174946   Secondary   SFR             360      358        80   6.625    8/1/2006    9/1/2006    7/1/2036    2,521.92    8/1/2006
6917447580   Primary     SFR             360      357        75    6.25    7/1/2006    9/1/2006    6/1/2036    4,702.60    8/1/2006
6960113881   Primary     SFR             360      358      75.1     6.5    8/1/2006    9/1/2006    7/1/2036    2,990.00    8/1/2006
6970050024   Primary     SFR             360      358     77.27    6.25    8/1/2006    9/1/2006    7/1/2036    4,427.08    8/1/2006
6994662150   Primary     SFR             360      357        80     6.5    7/1/2006    9/1/2006    6/1/2036    3,717.03    8/1/2006
6056521484   Primary     SFR             360      357     77.29   6.375    7/1/2006    9/1/2006    6/1/2036    3,182.19    8/1/2006
6896723936   Secondary   SFR             360      356        80       6    6/1/2006   10/1/2006    5/1/2036    2,985.00    9/1/2006
 146916002   Primary     SFR             360      349        80   5.875   11/1/2005    9/1/2006   10/1/2035    2,212.75    8/1/2006
 147195614   Primary     SFR             360      349        75   5.875   11/1/2005   10/1/2006   10/1/2035    1,774.62    9/1/2006
 147291389   Primary     SFR             360      351        80   6.375    1/1/2006    9/1/2006   12/1/2035    1,657.50    8/1/2006
 147406367   Primary     SFR             360      349     77.92   5.875   11/1/2005    9/1/2006   10/1/2035    2,937.18    8/1/2006
 147523864   Primary     SFR             360      350        80   5.875   12/1/2005    9/1/2006   11/1/2035    2,154.17    8/1/2006
 148102635   Primary     SFR             360      351      87.8       6    1/1/2006   11/1/2006   12/1/2035    2,245.00   10/1/2006
 148285398   Primary     SFR             360      350     73.25    6.25   12/1/2005    9/1/2006   11/1/2035    1,796.87    8/1/2006
 148546476   Primary     SFR             360      351     71.43   6.125    1/1/2006    9/1/2006   12/1/2035    7,656.25    8/1/2006
 148626047   Primary     SFR             360      351        80   6.125    1/1/2006    9/1/2006   12/1/2035    2,511.25    8/1/2006
 148824337   Primary     SFR             360      352        75    6.25    2/1/2006    9/1/2006    1/1/2036    3,320.31    8/1/2006
 148872963   Primary     SFR             360      352        80   6.125    2/1/2006    9/1/2006    1/1/2036    2,170.58    8/1/2006
  53937009   Secondary   SFR             360      345        75   5.875    7/1/2005   10/1/2006    6/1/2035    4,025.03    9/1/2006
  57892382   Primary     2-Family        360      349     78.92   5.875   11/1/2005    9/1/2006   10/1/2035    2,143.09    8/1/2006
  58822701   Primary     SFR             360      350     79.92       6   12/1/2005    9/1/2006   11/1/2035    2,058.00    8/1/2006
  58976481   Primary     SFR             360      349     72.86   5.875   11/1/2005    9/1/2006   10/1/2035    2,496.87    8/1/2006
  59358267   Primary     SFR             360      350        80       6   12/1/2005    9/1/2006   11/1/2035    2,480.00    8/1/2006
  59406397   Primary     SFR             360      349     47.22   5.875   11/1/2005    9/1/2006   10/1/2035    1,662.79    8/1/2006
  59617183   Primary     SFR             360      351        80   5.875    1/1/2006    9/1/2006   12/1/2035    4,307.84    8/1/2006
  59762237   Primary     SFR             360      350     79.47       6   12/1/2005    9/1/2006   11/1/2035    3,000.00    8/1/2006
  60189842   Primary     SFR             360      350        80       6   12/1/2005    9/1/2006   11/1/2035    2,300.00    8/1/2006
  60446333   Primary     SFR             360      352     71.14   6.375    2/1/2006    9/1/2006    1/1/2036    5,291.25    8/1/2006
  60750122   Primary     SFR             360      351     66.67       6    1/1/2006    9/1/2006   12/1/2035   10,000.00    8/1/2006
  50498989   Primary     SFR             360      353        70   6.375    3/1/2006   10/1/2006    2/1/2036   15,618.75    9/1/2006
  63319594   Primary     SFR             360      355        80   6.375    5/1/2006    9/1/2006    4/1/2036    4,462.50    8/1/2006
  63759641   Investor    SFR             360      355     73.13   6.875    5/1/2006    9/1/2006    4/1/2036    3,016.41    8/1/2006
  64556459   Primary     SFR             360      356        74     6.5    6/1/2006    9/1/2006    5/1/2036    6,314.36    8/1/2006
 150945418   Primary     SFR             360      356        80    6.25    6/1/2006   10/1/2006    5/1/2036    3,250.00    9/1/2006
 150987543   Primary     SFR             360      356        80   6.375    6/1/2006    9/1/2006    5/1/2036    2,772.59    8/1/2006
 151051125   Secondary   SFR             360      356        80   6.375    6/1/2006   10/1/2006    5/1/2036    3,187.50    9/1/2006
 151465218   Primary     SFR             360      356        80   6.375    6/1/2006   10/1/2006    5/1/2036    3,187.50    9/1/2006
 151729456   Primary     SFR             360      356     56.45     6.5    6/1/2006    9/1/2006    5/1/2036    1,635.83    8/1/2006
  55044135   Primary     SFR             360      347        70       6    9/1/2005    9/1/2006    8/1/2035    1,897.00    8/1/2006
  60057023   Primary     SFR             360      350      62.5   5.875   12/1/2005    9/1/2006   11/1/2035    4,895.83    8/1/2006
 150524973   Secondary   Condo           360      356     48.78   6.375    6/1/2006    9/1/2006    5/1/2036    5,312.49    8/1/2006
6226474465   Primary     Condo - Low     360      360     74.97       7   10/1/2006   10/1/2006    9/1/2036    3,279.79   10/1/2006
6065049329   Primary     SFR             360      360        80    7.25   10/1/2006   11/1/2006    9/1/2036    3,286.67   10/1/2006
6092108387   Primary     SFR             360      360      60.4   6.625   10/1/2006   10/1/2006    9/1/2036    2,684.26   10/1/2006
6092894911   Primary     Condo - Low     360      360        75   7.125   10/1/2006   10/1/2006    9/1/2036    3,273.05   10/1/2006
6142829396   Primary     Condo - High    360      360     79.88   6.875   10/1/2006   10/1/2006    9/1/2036    3,093.75   10/1/2006
6220942376   Primary     Condo - High    360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    3,683.33   10/1/2006
6282159711   Primary     SFR             360      360     65.03    6.75   10/1/2006   10/1/2006    9/1/2036    3,138.75   10/1/2006
6324097879   Primary     SFR             360      360     76.27     6.5   10/1/2006   10/1/2006    9/1/2036    2,431.00   10/1/2006
6385668394   Primary     PUD Detach      360      360        80   6.125   10/1/2006   10/1/2006    9/1/2036    5,155.21   10/1/2006
6415054870   Primary     SFR             360      360     58.14    6.25   10/1/2006   10/1/2006    9/1/2036    5,208.33   10/1/2006
6461687854   Primary     SFR             360      359     66.66    6.25    9/1/2006    9/1/2006    8/1/2036    5,207.81    9/1/2006
6523975420   Primary     SFR             360      360     58.97    6.25   10/1/2006   10/1/2006    9/1/2036    4,453.12   10/1/2006
6593918409   Primary     PUD Detach      360      360     70.59    5.75   10/1/2006   10/1/2006    9/1/2036    7,002.88   10/1/2006
6647488045   Primary     SFR             360      360     78.43   7.375   10/1/2006   10/1/2006    9/1/2036    6,145.83   10/1/2006
6725988403   Primary     SFR             360      360        85    6.75   10/1/2006   10/1/2006    9/1/2036    2,691.84   10/1/2006
6889012685   Primary     SFR             360      360        80     6.5   10/1/2006   10/1/2006    9/1/2036    2,946.67   10/1/2006
6906817421   Secondary   SFR             360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    3,087.33   10/1/2006
6966089366   Primary     SFR             360      360     56.18    6.75   10/1/2006   10/1/2006    9/1/2036    2,812.50   10/1/2006
6468992679   Primary     Condo - Low     360      360        80   6.625   10/1/2006   10/1/2006    9/1/2036    3,091.67   10/1/2006
6588851896   Secondary   SFR             360      359        80    6.75    9/1/2006    9/1/2006    8/1/2036    5,490.00    9/1/2006
6691889692   Primary     SFR             360      360        80    6.75   10/1/2006   10/1/2006    9/1/2036    5,040.00   10/1/2006

  LOANID         OBAL           COBAL       PURPOSE      DOC          OAPPVAL      FRTRDATE   CEILING   FLOOR   CAPINT   MARGIN
----------   ------------   ------------   --------   ----------   ------------   ---------   -------   -----   ------   ------

6034955416     519,600.00     519,118.75   C/O Refi   Stated         694,000.00    8/1/2016    11.375    2.25      2      2.25
6036854062     498,750.00     497,422.57   R/T Refi   Stated         650,000.00    6/1/2016    11.625    2.25      2      2.25
6037368104   1,500,000.00   1,491,568.55   Purchase   Stated       2,100,000.00    2/1/2016      12.5    2.25      2      2.25
6042003068     561,000.00     561,000.00   Purchase   Stated         865,000.00    8/1/2016    11.875    2.25      2      2.25
6044301692   1,360,000.00   1,360,000.00   Purchase   Stated       1,700,000.00    8/1/2016    11.875    2.25      2      2.25
6094479471     976,850.00     976,850.00   R/T Refi   Stated       1,650,000.00    7/1/2016    11.625    2.25      2      2.25
6104144388   2,040,000.00   2,040,000.00   Purchase   Standard     2,600,000.00    8/1/2016    12.375    2.25      2      2.25
6114975664     511,200.00     511,200.00   Purchase   Standard       639,000.00    8/1/2016    11.625    2.25      2      2.25
6126586269     918,750.00     914,551.92   C/O Refi   Stated       1,225,000.00    4/1/2016      11.5    2.25      2      2.25
6152680937   1,600,000.00   1,600,000.00   C/O Refi   Standard     6,000,000.00    8/1/2016     11.75    2.25      2      2.25
6182447026     443,200.00     439,607.93   Purchase   Standard       600,000.00    1/1/2016        11    2.25      2      2.25
6184688049     234,400.00     234,400.00   Purchase   Standard       293,000.00    8/1/2016    11.875    2.25      2      2.25
6218424114     317,000.00     317,000.00   Purchase   Standard       474,322.00    7/1/2016      12.5    2.25      2      2.25
6223222842     560,000.00     560,000.00   C/O Refi   Stated       1,100,000.00    8/1/2016    11.875    2.25      2      2.25
6272382620     450,000.00     450,000.00   C/O Refi   Stated         640,000.00    8/1/2016    11.625    2.25      2      2.25
6281378775     560,000.00     559,517.85   C/O Refi   Stated         803,000.00    8/1/2016     11.75    2.25      2      2.25
6305592377     680,000.00     680,000.00   Purchase   Standard       850,000.00    8/1/2016    11.625    2.25      2      2.25
6330623841     540,000.00     540,000.00   C/O Refi   Stated         800,000.00    9/1/2016     11.75    2.25      2      2.25
6333489844     242,725.00     242,295.50   Purchase   Standard       500,000.00    7/1/2016    11.625    2.25      2      2.25
6355878353     440,000.00     439,651.45   C/O Refi   Stated         615,000.00    7/1/2016    11.875    2.25      2      2.25
6400528938     660,000.00     660,000.00   R/T Refi   Stated         930,000.00    9/1/2016    11.875    2.25      2      2.25
6406359866     628,000.00     624,629.32   C/O Refi   Stated         785,000.00    3/1/2016    11.625    2.25      2      2.25
6437196287   1,000,000.00     993,502.76   C/O Refi   Stated       1,600,000.00    2/1/2016      11.5    2.25      2      2.25
6447224947     440,000.00     437,169.96   C/O Refi   Stated         590,000.00    2/1/2016      11.5    2.25      2      2.25
6499444542   1,000,000.00     994,232.26   Purchase   Stated       1,515,000.00    3/1/2016     11.25    2.25      2      2.25
6520340735     672,000.00     666,938.05   Purchase   Standard       840,000.00    2/1/2016     10.75    2.25      2      2.25
6544400374     464,500.00     463,538.75   C/O Refi   Stated         635,000.00    7/1/2016    11.125    2.25      2      2.25
6563783098     504,000.00     500,797.54   C/O Refi   Stated         720,000.00    3/1/2016        11    2.25      2      2.25
6610581750     998,000.00     998,000.00   R/T Refi   Stated       1,620,000.00    8/1/2016      11.5    2.25      2      2.25
6677585181     800,000.00     800,000.00   Purchase   Standard     1,005,000.00    7/1/2016    11.625    2.25      2      2.25
6715144892     930,000.00     928,354.41   Purchase   Stated       1,260,000.00    7/1/2016    11.625    2.25      2      2.25
6730942098     552,000.00     548,275.89   R/T Refi   Stated         690,000.00    2/1/2016     11.25    2.25      2      2.25
6737486719     612,000.00     608,715.20   R/T Refi   Stated         816,000.00    3/1/2016    11.625    2.25      2      2.25
6750882885     288,000.00     288,000.00   R/T Refi   Stated         360,000.00    6/1/2016    11.875    2.25      2      2.25
6763572846     500,000.00     500,000.00   C/O Refi   Stated         630,000.00    8/1/2016    11.875    2.25      2      2.25
6804941968     588,000.00     587,740.98   Purchase   Stated         735,000.00    8/1/2016        12    2.25      2      2.25
6809765263     452,000.00     452,000.00   Purchase   Stated         570,000.00    7/1/2016    12.125    2.25      2      2.25
6841272435     808,736.00     808,736.00   R/T Refi   Stated       1,941,000.00    8/1/2016    11.375    2.25      2      2.25
6864739419     456,000.00     453,241.97   C/O Refi   Stated         570,000.00    3/1/2016        11    2.25      2      2.25
6869077328     775,000.00     770,738.99   C/O Refi   Stated       1,200,000.00    3/1/2016      11.5    2.25      2      2.25
6886794863   1,500,000.00   1,500,000.00   Purchase   Standard     2,100,000.00    8/1/2016    11.875    2.25      2      2.25
6911077367     479,600.00     479,600.00   Purchase   Standard       600,000.00    7/1/2016    11.625    2.25      2      2.25
6919434149   1,000,000.00     994,368.47   C/O Refi   Stated       2,400,000.00    3/1/2016    11.375    2.25      2      2.25
6953940308     464,000.00     462,388.46   C/O Refi   Stated         950,000.00    5/1/2016     11.75    2.25      2      2.25
6954684111   1,000,000.00     992,451.15   C/O Refi   Stated       1,445,000.00    1/1/2016    11.375    2.25      2      2.25
6954784507     532,000.00     528,977.17   C/O Refi   Stated         760,000.00    3/1/2016    11.375    2.25      2      2.25
6991344257     475,000.00     475,000.00   R/T Refi   Stated         605,000.00    8/1/2016        12    2.25      2      2.25
6689197983     534,979.00     531,141.45   Purchase   Reduced        720,000.00    1/1/2016    10.875    2.25      2      2.25
6001110490     510,400.00     510,400.00   Purchase   Standard       638,000.00    9/1/2016    11.875    2.25      2      2.25
6008525500     510,000.00     510,000.00   Purchase   Standard       638,000.00    9/1/2016    11.375    2.25      2      2.25
6018811726   1,332,000.00   1,332,000.00   Purchase   Standard     1,665,000.00    8/1/2016      11.5    2.25      2      2.25
6021389645     599,950.00     599,950.00   Purchase   Standard       750,000.00    8/1/2016        11    2.25      2      2.25
6043264883     720,800.00     720,800.00   Purchase   Standard       901,000.00    9/1/2016     11.25    2.25      2      2.25
6047205171     783,600.00     783,600.00   Purchase   SISA           979,500.00    9/1/2016     11.25    2.25      2      2.25
6054001000     600,000.00     600,000.00   Purchase   Standard       750,000.00    8/1/2016     11.75    2.25      2      2.25
6083737582     750,000.00     750,000.00   R/T Refi   Standard     1,000,000.00    8/1/2016     11.25    2.25      2      2.25
6103010200     560,000.00     560,000.00   C/O Refi   Standard       725,000.00    8/1/2016    11.875    2.25      2      2.25
6114764928     725,000.00     725,000.00   Purchase   Reduced        960,000.00    9/1/2016    11.375    2.25      2      2.25
6120933467     644,000.00     644,000.00   R/T Refi   Standard       825,000.00    7/1/2016    11.625    2.25      2      2.25
6163933275     464,000.00     463,980.00   R/T Refi   Standard       618,000.00    8/1/2016    11.625    2.25      2      2.25
6218324363     778,000.00     777,330.15   R/T Refi   Rapid        1,033,300.00    8/1/2016     11.75    2.25      2      2.25
6274672093     582,000.00     581,011.68   Purchase   Standard       782,000.00    8/1/2016    11.625    2.25      2      2.25
6322254910     465,000.00     465,000.00   C/O Refi   Standard       600,000.00    8/1/2016    11.625    2.25      2      2.25
6373856381     960,000.00     960,000.00   R/T Refi   Reduced      1,200,000.00    8/1/2016    11.375    2.25      2      2.25
6397136273     640,000.00     640,000.00   Purchase   Reduced        800,000.00    7/1/2016    11.125    2.25      2      2.25
6398314606     750,000.00     750,000.00   Purchase   Standard     1,020,000.00    8/1/2016     11.75    2.25      2      2.25
6403509877     521,600.00     521,599.98   Purchase   Standard       655,000.00    7/1/2016    11.625    2.25      2      2.25
6427160152     540,000.00     539,912.13   C/O Refi   Rapid          675,000.00    8/1/2016      11.5    2.25      2      2.25
6430134152     835,000.00     835,000.00   Purchase   Rapid        1,140,000.00    9/1/2016    11.375    2.25      2      2.25
6444918491     440,000.00     440,000.00   Purchase   SISA           550,000.00    8/1/2016    11.625    2.25      2      2.25
6468340796     548,000.00     548,000.00   R/T Refi   SISA           685,000.00    8/1/2016    11.625    2.25      2      2.25
6471505732     692,800.00     692,800.00   Purchase   Standard       866,000.00    8/1/2016     11.75    2.25      2      2.25
6489124831     999,000.00     999,000.00   Purchase   SISA         1,250,000.00    7/1/2016     11.75    2.25      2      2.25
6545780428     640,000.00     640,000.00   C/O Refi   Rapid          940,000.00    7/1/2016     11.25    2.25      2      2.25
6595025104     750,000.00     750,000.00   Purchase   Standard       938,000.00    7/1/2016      11.5    2.25      2      2.25
6633712531     476,000.00     476,000.00   Purchase   Standard       595,000.00    8/1/2016    11.375    2.25      2      2.25
6639433454     580,000.00     580,000.00   C/O Refi   Standard       760,000.00    8/1/2016      11.5    2.25      2      2.25
6641998353     488,000.00     488,000.00   Purchase   Rapid          610,000.00    9/1/2016    11.625    2.25      2      2.25
6667804105     724,000.00     724,000.00   Purchase   Standard       905,000.00    8/1/2016      11.5    2.25      2      2.25
6679838117     913,600.00     913,600.00   Purchase   Standard     1,142,000.00    8/1/2016    11.375    2.25      2      2.25
6680940365     776,000.00     776,000.00   Purchase   Standard       976,000.00    9/1/2016        12    2.25      2      2.25
6690179772     640,000.00     640,000.00   R/T Refi   Rapid          800,000.00    8/1/2016    11.375    2.25      2      2.25
6717424789     804,360.00     804,360.00   Purchase   SISA         1,006,000.00    8/1/2016      11.5    2.25      2      2.25
6737054046     480,000.00     480,000.00   C/O Refi   Standard       600,000.00    7/1/2016    11.375    2.25      2      2.25
6744680684     530,000.00     530,000.00   C/O Refi   Rapid          695,000.00    8/1/2016      11.5    2.25      2      2.25
6756933914     692,000.00     692,000.00   C/O Refi   Rapid        1,000,000.00    8/1/2016     11.75    2.25      2      2.25
6764375280     503,200.00     502,195.62   Purchase   Standard       629,000.00    7/1/2016        11    2.25      2      2.25
6784980382     440,000.00     440,000.00   Purchase   Standard       570,000.00    8/1/2016    11.625    2.25      2      2.25
6789706014     792,000.00     792,000.00   Purchase   Standard       990,000.00    9/1/2016    11.375    2.25      2      2.25
6792060607   1,500,000.00   1,500,000.00   Purchase   Rapid        2,300,000.00    8/1/2016    10.875    2.25      2      2.25
6797576821     447,000.00     446,953.95   C/O Refi   Standard       568,000.00    8/1/2016    11.625    2.25      2      2.25
6812693312     540,000.00     539,499.85   Purchase   Reduced        690,000.00    8/1/2016    11.375    2.25      2      2.25
6819413680   1,000,000.00   1,000,000.00   Purchase   Reduced      1,280,000.00    8/1/2016    11.375    2.25      2      2.25
6859040849     500,000.00     500,000.00   R/T Refi   Rapid          625,000.00    8/1/2016    11.375    2.25      2      2.25
6865462524     660,000.00     659,871.50   C/O Refi   Standard       840,000.00    7/1/2016    11.875    2.25      2      2.25
6865908237     548,000.00     548,000.00   Purchase   Standard       687,000.00    8/1/2016    11.625    2.25      2      2.25
6893639846     484,000.00     484,000.00   C/O Refi   Standard       620,000.00    8/1/2016    11.875    2.25      2      2.25
6897110869     508,000.00     508,000.00   Purchase   Reduced        635,000.00    8/1/2016    11.125    2.25      2      2.25
6924234229     576,000.00     576,000.00   R/T Refi   Standard       750,000.00    8/1/2016    11.625    2.25      2      2.25
6924853424     624,000.00     624,000.00   Purchase   SISA           785,000.00    9/1/2016    11.875    2.25      2      2.25
6927872405     500,000.00     500,000.00   Purchase   Rapid          646,000.00    8/1/2016    11.625    2.25      2      2.25
6929706916     700,000.00     700,000.00   Purchase   Reduced        975,000.00    8/1/2016    11.625    2.25      2      2.25
6973543439     618,734.00     618,734.00   Purchase   SISA           773,500.00    7/1/2016     12.25    2.25      2      2.25
6052702393     937,500.00     937,499.41   C/O Refi   Standard     1,250,000.00    6/1/2016        11    2.25      2      2.25
6088988156     562,000.00     560,079.86   R/T Refi   Standard       702,500.00    5/1/2016    11.625    2.25      2      2.25
6335750177     638,800.00     638,603.14   Purchase   Standard       800,000.00    5/1/2016     11.25    2.25      2      2.25
6449326880     456,000.00     455,628.93   Purchase   Standard       570,000.00    5/1/2016    11.375    2.25      2      2.25
6488616548     540,000.00     540,000.00   R/T Refi   SISA           675,000.00    5/1/2016     11.25    2.25      2      2.25
6717141029     506,400.00     506,400.00   R/T Refi   Standard       635,000.00    5/1/2016    11.375    2.25      2      2.25
6720774568     963,300.00     960,736.20   Purchase   Standard     1,245,000.00    6/1/2016    11.625    2.25      2      2.25
6737207727     512,000.00     511,200.00   Purchase   Reduced        640,000.00    5/1/2016     11.75    2.25      2      2.25
6929466255     477,476.00     477,476.00   Purchase   Reduced        645,000.00    5/1/2016     11.25    2.25      2      2.25
6054346108     500,000.00     500,000.00   Purchase   Reduced        625,000.00    6/1/2016      11.5    2.25      2      2.25
6106509141     650,000.00     650,000.00   Purchase   Standard       875,000.00    7/1/2016     11.25    2.25      2      2.25
6108477263     884,000.00     884,000.00   Purchase   Standard     1,105,000.00    7/1/2016    11.375    2.25      2      2.25
6113265190     465,500.00     464,479.01   R/T Refi   Rapid          690,000.00    7/1/2016    10.875    2.25      2      2.25
6119533203     770,000.00     770,000.00   Purchase   Standard       963,000.00    6/1/2016      11.5    2.25      2      2.25
6120010258     500,000.00     500,000.00   Purchase   Standard       660,000.00    6/1/2016    11.625    2.25      2      2.25
6198039312     675,000.00     675,000.00   R/T Refi   Standard       864,000.00    7/1/2016     11.75    2.25      2      2.25
6244592231     436,000.00     436,000.00   R/T Refi   Standard       555,000.00    7/1/2016    11.375    2.25      2      2.25
6251013873     940,000.00     940,000.00   Purchase   Rapid        1,175,000.00    6/1/2016     11.25    2.25      2      2.25
6261988569     703,000.00     703,000.00   Purchase   Standard       879,950.00    7/1/2016    10.875    2.25      2      2.25
6275808647     436,000.00     436,000.00   Purchase   Rapid          545,000.00    6/1/2016      11.5    2.25      2      2.25
6372553757   1,000,000.00   1,000,000.00   Purchase   Rapid        1,375,000.00    6/1/2016    11.125    2.25      2      2.25
6470610178     566,400.00     566,400.00   Purchase   Standard       790,000.00    6/1/2016    11.875    2.25      2      2.25
6489671930     426,000.00     425,994.21   R/T Refi   Standard       537,000.00    7/1/2016     11.75    2.25      2      2.25
6507606389     532,000.00     532,000.00   Purchase   Standard       665,000.00    7/1/2016     11.75    2.25      2      2.25
6524497044     650,656.00     650,656.00   Purchase   SISA           850,000.00    6/1/2016      11.5    2.25      2      2.25
6578802164     640,000.00     639,900.00   R/T Refi   Standard       800,000.00    6/1/2016    11.125    2.25      2      2.25
6582878572     448,000.00     448,000.00   Purchase   Rapid          560,000.00    7/1/2016     11.25    2.25      2      2.25
6689862172     975,000.00     974,722.60   R/T Refi   Standard     1,300,000.00    6/1/2016    11.375    2.25      2      2.25
6706596373     479,200.00     479,200.00   Purchase   Standard       600,000.00    6/1/2016    11.375    2.25      2      2.25
6710502573     673,000.00     673,000.00   Purchase   Rapid          899,000.00    7/1/2016      11.5    2.25      2      2.25
6720364584     460,000.00     460,000.00   Purchase   Rapid          575,000.00    7/1/2016      11.5    2.25      2      2.25
6761102596     610,000.00     610,000.00   Purchase   Standard       765,000.00    7/1/2016    11.375    2.25      2      2.25
6798170400     595,000.00     595,000.00   C/O Refi   Standard       850,000.00    7/1/2016    11.875    2.25      2      2.25
6813544308     550,000.00     548,426.23   Purchase   Rapid          800,000.00    6/1/2016     11.25    2.25      2      2.25
6832254947   1,000,000.00     999,999.05   Purchase   Rapid        1,284,500.00    7/1/2016     11.75    2.25      2      2.25
6837642104     600,000.00     600,000.00   C/O Refi   Standard       750,000.00    7/1/2016    11.375    2.25      2      2.25
6859677608     650,000.00     650,000.00   R/T Refi   Standard       825,000.00    7/1/2016    11.375    2.25      2      2.25
6864639189     535,000.00     534,019.74   R/T Refi   Rapid          770,000.00    7/1/2016    11.875    2.25      2      2.25
6870590830     584,000.00     583,999.17   Purchase   Standard       730,000.00    7/1/2016    10.875    2.25      2      2.25
6893253333     760,000.00     760,000.00   Purchase   SISA           950,000.00    7/1/2016      11.5    2.25      2      2.25
6908174946     456,800.00     456,800.00   Purchase   Reduced        571,000.00    7/1/2016    11.625    2.25      2      2.25
6917447580     902,900.00     902,900.00   Purchase   Standard     1,204,000.00    6/1/2016     11.25    2.25      2      2.25
6960113881     552,000.00     551,500.00   R/T Refi   Rapid          735,000.00    7/1/2016      11.5    2.25      2      2.25
6970050024     850,000.00     850,000.00   Purchase   Standard     1,175,000.00    7/1/2016     11.25    2.25      2      2.25
6994662150     686,220.00     686,220.00   Purchase   Standard       857,775.00    6/1/2016      11.5    2.25      2      2.25
6056521484     599,000.00     599,000.00   Purchase   Standard       780,000.00    6/1/2016    11.375    2.25      2      2.25
6896723936     600,000.00     597,000.00   Purchase   Standard       750,000.00    5/1/2016        11    2.25      2      2.25
 146916002     452,000.00     451,966.40   Purchase   Full           565,000.00   10/1/2015    10.875    2.75      2      2.75
 147195614     300,000.00     293,583.67   C/O Refi   Asset Only     400,000.00   10/1/2015    10.875    2.75      2      2.75
 147291389     312,000.00     312,000.00   Purchase   Full           415,000.00   12/1/2015    11.375    2.75      2      2.75
 147406367     600,000.00     599,704.76   C/O Refi   Asset Only     770,000.00   10/1/2015    10.875    2.75      2      2.75
 147523864     440,000.00     440,000.00   Purchase   Full           560,000.00   11/1/2015    10.875    2.75      2      2.75
 148102635     450,000.00     446,000.00   Purchase   Asset Only     512,500.00   12/1/2015        11    2.75      2      2.75
 148285398     345,000.00     344,900.00   C/O Refi   Asset Only     471,000.00   11/1/2015     11.25    2.75      2      2.75
 148546476   1,500,000.00   1,500,000.00   Purchase   Full         2,100,000.00   12/1/2015    11.125    2.75      2      2.75
 148626047     492,000.00     491,861.25   Purchase   Full           625,000.00   12/1/2015    11.125    2.75      2      2.75
 148824337     637,500.00     637,500.00   C/O Refi   Full           850,000.00    1/1/2016     11.25    2.75      2      2.75
 148872963     425,600.00     424,997.15   Purchase   Full           532,000.00    1/1/2016    11.125    2.75      2      2.75
  53937009     825,000.00     822,132.95   Purchase   Full         1,100,000.00    6/1/2015    10.875    2.75      2      2.75
  57892382     438,000.00     437,736.75   R/T Refi   Full           555,000.00   10/1/2015    10.875    2.75      2      2.75
  58822701     411,600.00     411,550.00   Purchase   Full           515,000.00   11/1/2015        11    2.75      2      2.75
  58976481     510,000.00     510,000.00   C/O Refi   Asset Only     700,000.00   10/1/2015    10.875    2.75      2      2.75
  59358267     496,000.00     496,000.00   C/O Refi   Full           620,000.00   11/1/2015        11    2.75      2      2.75
  59406397     340,000.00     339,634.18   C/O Refi   Full           720,000.00   10/1/2015    10.875    2.75      2      2.75
  59617183     879,900.00     879,900.00   Purchase   Full         1,100,000.00   12/1/2015    10.875    2.75      2      2.75
  59762237     600,000.00     600,000.00   C/O Refi   Full           755,000.00   11/1/2015        11    2.75      2      2.75
  60189842     460,000.00     460,000.00   Purchase   Full           605,000.00   11/1/2015        11    2.75      2      2.75
  60446333     996,000.00     996,000.00   Purchase   Full         1,500,000.00    1/1/2016    11.375    2.75      2      2.75
  60750122   2,000,000.00   2,000,000.00   Purchase   Asset Only   3,000,000.00   12/1/2015        11    2.75      2      2.75
  50498989   2,940,000.00   2,940,000.00   C/O Refi   Full         4,200,000.00    2/1/2016    11.375    2.75      2      2.75
  63319594     840,000.00     840,000.00   C/O Refi   Full         1,050,000.00    4/1/2016    11.375    2.75      2      2.75
  63759641     526,500.00     526,500.00   R/T Refi   Asset Only     720,000.00    4/1/2016    11.875    2.75      2      2.75
  64556459     999,000.00     995,038.96   Purchase   Asset Only   1,500,000.00    5/1/2016      11.5    2.75      2      2.75
 150945418     624,000.00     624,000.00   C/O Refi   Full           780,000.00    5/1/2016     11.25    2.75      2      2.75
 150987543     522,000.00     521,700.00   Purchase   Full           652,500.00    5/1/2016    11.375    2.75      2      2.75
 151051125     600,000.00     599,993.73   Purchase   Full           750,000.00    5/1/2016    11.375    2.75      2      2.75
 151465218     600,000.00     600,000.00   R/T Refi   Full           750,000.00    5/1/2016    11.375    2.75      2      2.75
 151729456     302,000.00     302,000.00   R/T Refi   Asset Only     535,000.00    5/1/2016      11.5    2.75      2      2.75
  55044135     379,400.00     379,400.00   C/O Refi   Full           542,000.00    8/1/2015        11    2.75      2      2.75
  60057023   1,000,000.00   1,000,000.00   C/O Refi   Asset Only   1,600,000.00   11/1/2015    10.875    2.75      2      2.75
 150524973     999,999.00     999,999.00   Purchase   Full         2,050,000.00    5/1/2016    11.375    2.75      2      2.75
6226474465     562,250.00     562,250.00   Purchase   Stated         750,000.00    9/1/2016        12    2.25      2      2.25
6065049329     544,000.00     544,000.00   Purchase   SISA           700,000.00    9/1/2016     12.25    2.25      2      2.25
6092108387     486,205.00     486,205.00   R/T Refi   Reduced        805,000.00    9/1/2016    11.625    2.25      2      2.25
6092894911     551,250.00     551,250.00   Purchase   SISA           745,000.00    9/1/2016    12.125    2.25      2      2.25
6142829396     540,000.00     540,000.00   Purchase   SISA           683,000.00    9/1/2016    11.875    2.25      2      2.25
6220942376     680,000.00     680,000.00   Purchase   SISA           870,000.00    9/1/2016      11.5    2.25      2      2.25
6282159711     558,000.00     558,000.00   Purchase   Reduced        925,000.00    9/1/2016     11.75    2.25      2      2.25
6324097879     450,000.00     448,800.00   Purchase   Reduced        590,000.00    9/1/2016      11.5    2.25      2      2.25
6385668394   1,010,000.00   1,010,000.00   Purchase   Rapid        1,265,000.00    9/1/2016    11.125    2.25      2      2.25
6415054870   1,000,000.00   1,000,000.00   Purchase   Reduced      1,750,000.00    9/1/2016     11.25    2.25      2      2.25
6461687854     999,900.00     999,900.00   Purchase   Reduced      1,510,000.00    8/1/2016     11.25    2.25      2      2.25
6523975420     855,000.00     855,000.00   Purchase   Reduced      1,460,000.00    9/1/2016     11.25    2.25      2      2.25
6593918409   1,200,000.00   1,200,000.00   Purchase   Rapid        1,750,000.00    9/1/2016     10.75    2.25      2      2.25
6647488045   1,000,000.00   1,000,000.00   Purchase   SISA         1,275,000.00    9/1/2016    12.375    2.25      2      2.25
6725988403     478,550.00     478,550.00   C/O Refi   Standard       563,000.00    9/1/2016     11.75    2.25      2      2.25
6889012685     544,000.00     544,000.00   C/O Refi   Standard       680,000.00    9/1/2016      11.5    2.25      2      2.25
6906817421     476,000.00     476,000.00   Purchase   SISA           595,000.00    9/1/2016     11.75    2.25      2      2.25
6966089366     500,000.00     500,000.00   R/T Refi   Reduced        890,000.00    9/1/2016     11.75    2.25      2      2.25
6468992679     560,000.00     560,000.00   Purchase   Standard       700,000.00    9/1/2016    11.625    2.25      2      2.25
6588851896     976,000.00     976,000.00   Purchase   Rapid        1,300,800.00    8/1/2016     11.75    2.25      2      2.25
6691889692     896,000.00     896,000.00   Purchase   Standard     1,120,000.00    9/1/2016     11.75    2.25      2      2.25

  LOANID        INDEX         ODATE       SERVICER     ORIGINATOR
----------   -----------   ----------   -----------   -----------

6034955416   12 MO LIBOR    6/29/2006   BofA          BofA
6036854062   12 MO LIBOR    5/15/2006   BofA          BofA
6037368104   12 MO LIBOR    1/31/2006   BofA          BofA
6042003068   12 MO LIBOR    7/20/2006   BofA          BofA
6044301692   12 MO LIBOR    6/29/2006   BofA          BofA
6094479471   12 MO LIBOR    6/27/2006   BofA          BofA
6104144388   12 MO LIBOR    7/14/2006   BofA          BofA
6114975664   12 MO LIBOR    7/11/2006   BofA          BofA
6126586269   12 MO LIBOR    3/16/2006   BofA          BofA
6152680937   12 MO LIBOR    7/12/2006   BofA          BofA
6182447026   12 MO LIBOR   12/30/2005   BofA          BofA
6184688049   12 MO LIBOR    7/17/2006   BofA          BofA
6218424114   12 MO LIBOR    6/23/2006   BofA          BofA
6223222842   12 MO LIBOR    7/21/2006   BofA          BofA
6272382620   12 MO LIBOR    7/20/2006   BofA          BofA
6281378775   12 MO LIBOR     7/6/2006   BofA          BofA
6305592377   12 MO LIBOR     7/3/2006   BofA          BofA
6330623841   12 MO LIBOR    7/28/2006   BofA          BofA
6333489844   12 MO LIBOR    6/16/2006   BofA          BofA
6355878353   12 MO LIBOR    6/15/2006   BofA          BofA
6400528938   12 MO LIBOR    7/28/2006   BofA          BofA
6406359866   12 MO LIBOR     2/3/2006   BofA          BofA
6437196287   12 MO LIBOR    1/10/2006   BofA          BofA
6447224947   12 MO LIBOR    1/10/2006   BofA          BofA
6499444542   12 MO LIBOR    2/28/2006   BofA          BofA
6520340735   12 MO LIBOR    1/13/2006   BofA          BofA
6544400374   12 MO LIBOR    6/22/2006   BofA          BofA
6563783098   12 MO LIBOR     2/7/2006   BofA          BofA
6610581750   12 MO LIBOR    7/25/2006   BofA          BofA
6677585181   12 MO LIBOR    6/23/2006   BofA          BofA
6715144892   12 MO LIBOR     6/2/2006   BofA          BofA
6730942098   12 MO LIBOR    1/26/2006   BofA          BofA
6737486719   12 MO LIBOR     2/9/2006   BofA          BofA
6750882885   12 MO LIBOR    5/31/2006   BofA          BofA
6763572846   12 MO LIBOR    7/10/2006   BofA          BofA
6804941968   12 MO LIBOR    7/13/2006   BofA          BofA
6809765263   12 MO LIBOR    6/16/2006   BofA          BofA
6841272435   12 MO LIBOR     7/3/2006   BofA          BofA
6864739419   12 MO LIBOR     2/1/2006   BofA          BofA
6869077328   12 MO LIBOR    2/21/2006   BofA          BofA
6886794863   12 MO LIBOR     7/5/2006   BofA          BofA
6911077367   12 MO LIBOR    6/30/2006   BofA          BofA
6919434149   12 MO LIBOR    2/24/2006   BofA          BofA
6953940308   12 MO LIBOR    3/30/2006   BofA          BofA
6954684111   12 MO LIBOR   12/28/2005   BofA          BofA
6954784507   12 MO LIBOR     2/3/2006   BofA          BofA
6991344257   12 MO LIBOR    7/12/2006   BofA          BofA
6689197983   12 MO LIBOR   12/28/2005   BofA          BofA
6001110490   12 MO LIBOR     8/3/2006   BofA          BofA
6008525500   12 MO LIBOR     8/1/2006   BofA          BofA
6018811726   12 MO LIBOR    7/18/2006   BofA          BofA
6021389645   12 MO LIBOR    7/18/2006   BofA          BofA
6043264883   12 MO LIBOR     8/1/2006   BofA          BofA
6047205171   12 MO LIBOR     8/3/2006   BofA          BofA
6054001000   12 MO LIBOR    7/18/2006   BofA          BofA
6083737582   12 MO LIBOR    7/18/2006   BofA          BofA
6103010200   12 MO LIBOR    7/18/2006   BofA          BofA
6114764928   12 MO LIBOR    7/24/2006   BofA          BofA
6120933467   12 MO LIBOR    6/17/2006   BofA          BofA
6163933275   12 MO LIBOR    7/18/2006   BofA          BofA
6218324363   12 MO LIBOR    7/18/2006   BofA          BofA
6274672093   12 MO LIBOR    7/18/2006   BofA          BofA
6322254910   12 MO LIBOR    7/18/2006   BofA          BofA
6373856381   12 MO LIBOR    7/18/2006   BofA          BofA
6397136273   12 MO LIBOR    6/17/2006   BofA          BofA
6398314606   12 MO LIBOR    7/18/2006   BofA          BofA
6403509877   12 MO LIBOR    6/17/2006   BofA          BofA
6427160152   12 MO LIBOR    7/18/2006   BofA          BofA
6430134152   12 MO LIBOR     8/1/2006   BofA          BofA
6444918491   12 MO LIBOR    7/18/2006   BofA          BofA
6468340796   12 MO LIBOR    7/18/2006   BofA          BofA
6471505732   12 MO LIBOR    7/18/2006   BofA          BofA
6489124831   12 MO LIBOR    6/17/2006   BofA          BofA
6545780428   12 MO LIBOR    6/17/2006   BofA          BofA
6595025104   12 MO LIBOR    6/17/2006   BofA          BofA
6633712531   12 MO LIBOR    7/18/2006   BofA          BofA
6639433454   12 MO LIBOR    7/18/2006   BofA          BofA
6641998353   12 MO LIBOR     8/1/2006   BofA          BofA
6667804105   12 MO LIBOR    7/18/2006   BofA          BofA
6679838117   12 MO LIBOR    7/18/2006   BofA          BofA
6680940365   12 MO LIBOR     8/1/2006   BofA          BofA
6690179772   12 MO LIBOR    7/18/2006   BofA          BofA
6717424789   12 MO LIBOR    7/18/2006   BofA          BofA
6737054046   12 MO LIBOR    6/17/2006   BofA          BofA
6744680684   12 MO LIBOR    7/18/2006   BofA          BofA
6756933914   12 MO LIBOR    7/18/2006   BofA          BofA
6764375280   12 MO LIBOR    6/17/2006   BofA          BofA
6784980382   12 MO LIBOR    7/18/2006   BofA          BofA
6789706014   12 MO LIBOR     8/1/2006   BofA          BofA
6792060607   12 MO LIBOR    7/18/2006   BofA          BofA
6797576821   12 MO LIBOR    7/18/2006   BofA          BofA
6812693312   12 MO LIBOR    7/18/2006   BofA          BofA
6819413680   12 MO LIBOR    7/18/2006   BofA          BofA
6859040849   12 MO LIBOR    7/18/2006   BofA          BofA
6865462524   12 MO LIBOR    6/17/2006   BofA          BofA
6865908237   12 MO LIBOR    7/18/2006   BofA          BofA
6893639846   12 MO LIBOR    7/18/2006   BofA          BofA
6897110869   12 MO LIBOR    7/18/2006   BofA          BofA
6924234229   12 MO LIBOR    7/18/2006   BofA          BofA
6924853424   12 MO LIBOR    7/25/2006   BofA          BofA
6927872405   12 MO LIBOR    7/18/2006   BofA          BofA
6929706916   12 MO LIBOR    7/18/2006   BofA          BofA
6973543439   12 MO LIBOR    6/17/2006   BofA          BofA
6052702393   12 MO LIBOR     5/3/2006   BofA          BofA
6088988156   12 MO LIBOR    4/18/2006   BofA          BofA
6335750177   12 MO LIBOR    4/14/2006   BofA          BofA
6449326880   12 MO LIBOR    4/20/2006   BofA          BofA
6488616548   12 MO LIBOR    4/27/2006   BofA          BofA
6717141029   12 MO LIBOR    4/19/2006   BofA          BofA
6720774568   12 MO LIBOR    4/27/2006   BofA          BofA
6737207727   12 MO LIBOR    4/24/2006   BofA          BofA
6929466255   12 MO LIBOR    4/24/2006   BofA          BofA
6054346108   12 MO LIBOR    5/25/2006   BofA          BofA
6106509141   12 MO LIBOR    6/16/2006   BofA          BofA
6108477263   12 MO LIBOR    5/22/2006   BofA          BofA
6113265190   12 MO LIBOR     6/9/2006   BofA          BofA
6119533203   12 MO LIBOR    5/24/2006   BofA          BofA
6120010258   12 MO LIBOR    5/18/2006   BofA          BofA
6198039312   12 MO LIBOR    6/22/2006   BofA          BofA
6244592231   12 MO LIBOR     6/6/2006   BofA          BofA
6251013873   12 MO LIBOR    5/19/2006   BofA          BofA
6261988569   12 MO LIBOR     6/2/2006   BofA          BofA
6275808647   12 MO LIBOR    5/17/2006   BofA          BofA
6372553757   12 MO LIBOR    5/25/2006   BofA          BofA
6470610178   12 MO LIBOR    5/31/2006   BofA          BofA
6489671930   12 MO LIBOR     6/3/2006   BofA          BofA
6507606389   12 MO LIBOR     6/6/2006   BofA          BofA
6524497044   12 MO LIBOR    5/17/2006   BofA          BofA
6578802164   12 MO LIBOR    5/19/2006   BofA          BofA
6582878572   12 MO LIBOR     6/9/2006   BofA          BofA
6689862172   12 MO LIBOR    5/23/2006   BofA          BofA
6706596373   12 MO LIBOR    5/23/2006   BofA          BofA
6710502573   12 MO LIBOR     6/9/2006   BofA          BofA
6720364584   12 MO LIBOR    5/31/2006   BofA          BofA
6761102596   12 MO LIBOR    6/12/2006   BofA          BofA
6798170400   12 MO LIBOR    6/15/2006   BofA          BofA
6813544308   12 MO LIBOR    5/25/2006   BofA          BofA
6832254947   12 MO LIBOR    6/20/2006   BofA          BofA
6837642104   12 MO LIBOR    6/16/2006   BofA          BofA
6859677608   12 MO LIBOR     6/6/2006   BofA          BofA
6864639189   12 MO LIBOR     6/5/2006   BofA          BofA
6870590830   12 MO LIBOR     6/5/2006   BofA          BofA
6893253333   12 MO LIBOR    5/31/2006   BofA          BofA
6908174946   12 MO LIBOR    6/13/2006   BofA          BofA
6917447580   12 MO LIBOR    5/25/2006   BofA          BofA
6960113881   12 MO LIBOR     6/1/2006   BofA          BofA
6970050024   12 MO LIBOR    6/22/2006   BofA          BofA
6994662150   12 MO LIBOR    5/24/2006   BofA          BofA
6056521484   12 MO LIBOR    5/15/2006   BofA          BofA
6896723936   12 MO LIBOR    4/12/2006   BofA          BofA
 146916002   1 YR CMT       9/30/2005   Wells Fargo   Wells Fargo
 147195614   1 YR CMT        9/9/2005   Wells Fargo   Wells Fargo
 147291389   1 YR CMT      11/29/2005   Wells Fargo   Wells Fargo
 147406367   1 YR CMT       9/19/2005   Wells Fargo   Wells Fargo
 147523864   1 YR CMT      10/21/2005   Wells Fargo   Wells Fargo
 148102635   1 YR CMT      11/30/2005   Wells Fargo   Wells Fargo
 148285398   1 YR CMT      10/24/2005   Wells Fargo   Wells Fargo
 148546476   1 YR CMT      11/29/2005   Wells Fargo   Wells Fargo
 148626047   1 YR CMT       11/4/2005   Wells Fargo   Wells Fargo
 148824337   1 YR CMT       12/2/2005   Wells Fargo   Wells Fargo
 148872963   1 YR CMT       12/1/2005   Wells Fargo   Wells Fargo
  53937009   1 YR CMT       5/27/2005   Wells Fargo   Wells Fargo
  57892382   1 YR CMT       8/29/2005   Wells Fargo   Wells Fargo
  58822701   1 YR CMT      10/21/2005   Wells Fargo   Wells Fargo
  58976481   1 YR CMT       9/26/2005   Wells Fargo   Wells Fargo
  59358267   1 YR CMT      10/10/2005   Wells Fargo   Wells Fargo
  59406397   1 YR CMT       9/22/2005   Wells Fargo   Wells Fargo
  59617183   1 YR CMT       11/3/2005   Wells Fargo   Wells Fargo
  59762237   1 YR CMT      10/27/2005   Wells Fargo   Wells Fargo
  60189842   1 YR CMT      10/18/2005   Wells Fargo   Wells Fargo
  60446333   1 YR CMT      12/14/2005   Wells Fargo   Wells Fargo
  60750122   1 YR CMT       11/1/2005   Wells Fargo   Wells Fargo
  50498989   1 YR CMT        2/8/2006   Wells Fargo   Wells Fargo
  63319594   1 YR CMT       3/24/2006   Wells Fargo   Wells Fargo
  63759641   1 YR CMT       3/23/2006   Wells Fargo   Wells Fargo
  64556459   1 YR CMT       4/27/2006   Wells Fargo   Wells Fargo
 150945418   1 YR CMT       4/12/2006   Wells Fargo   Wells Fargo
 150987543   1 YR CMT       4/14/2006   Wells Fargo   Wells Fargo
 151051125   1 YR CMT       4/19/2006   Wells Fargo   Wells Fargo
 151465218   1 YR CMT       4/11/2006   Wells Fargo   Wells Fargo
 151729456   1 YR CMT       4/21/2006   Wells Fargo   Wells Fargo
  55044135   1 YR CMT       7/25/2005   Wells Fargo   Wells Fargo
  60057023   1 YR CMT      10/31/2005   Wells Fargo   Wells Fargo
 150524973   1 YR CMT        4/6/2006   Wells Fargo   Wells Fargo
6226474465   12 MO LIBOR     8/4/2006   BofA          BofA
6065049329   12 MO LIBOR     8/4/2006   BofA          BofA
6092108387   12 MO LIBOR     8/4/2006   BofA          BofA
6092894911   12 MO LIBOR     8/3/2006   BofA          BofA
6142829396   12 MO LIBOR     8/2/2006   BofA          BofA
6220942376   12 MO LIBOR     8/2/2006   BofA          BofA
6282159711   12 MO LIBOR     8/2/2006   BofA          BofA
6324097879   12 MO LIBOR    7/25/2006   BofA          BofA
6385668394   12 MO LIBOR     8/8/2006   BofA          BofA
6415054870   12 MO LIBOR    7/26/2006   BofA          BofA
6461687854   12 MO LIBOR     8/2/2006   BofA          BofA
6523975420   12 MO LIBOR     8/9/2006   BofA          BofA
6593918409   12 MO LIBOR     8/9/2006   BofA          BofA
6647488045   12 MO LIBOR     8/7/2006   BofA          BofA
6725988403   12 MO LIBOR    7/24/2006   BofA          BofA
6889012685   12 MO LIBOR    7/31/2006   BofA          BofA
6906817421   12 MO LIBOR     8/1/2006   BofA          BofA
6966089366   12 MO LIBOR    7/28/2006   BofA          BofA
6468992679   12 MO LIBOR     8/3/2006   BofA          BofA
6588851896   12 MO LIBOR     8/4/2006   BofA          BofA
6691889692   12 MO LIBOR     8/3/2006   BofA          BofA

                                   EXHIBIT D-5

                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

                                     D-5A-1

                                                                     Exhibit D-5

  LOANID        OCC        PROPTYPE    OTERM   CORTERM    OLTV    RATE      FPDATE      NDDATE    S_MATDATE     PANDI      PTDATE
----------   ---------   -----------   -----   -------   -----   ------   ---------   ---------   ---------   --------   ---------

   1121650   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036        541    9/1/2006
   1141305   Primary     Cooperative    360      355        90    6.125    5/1/2006   10/1/2006    4/1/2036   1,263.28    9/1/2006
   1145370   Primary     Cooperative    360      355        90        6    5/1/2006   10/1/2006    4/1/2036   1,080.00    9/1/2006
   1150181   Primary     SFR            360      356     76.19     5.75    6/1/2006   10/1/2006    5/1/2036   1,533.33    9/1/2006
   1151128   Primary     PUD            360      356        80     6.75    6/1/2006    9/1/2006    5/1/2036   1,102.50    8/1/2006
   1152691   Primary     SFR            360      356     53.04     6.75    6/1/2006   10/1/2006    5/1/2036   1,715.62    9/1/2006
   1161512   Primary     PUD            360      355        80    5.875    5/1/2006   10/1/2006    4/1/2036   1,080.60    9/1/2006
   1161734   Primary     SFR            360      355        80        5    5/1/2006   10/1/2006    4/1/2036   1,356.15    9/1/2006
   1170141   Primary     SFR            360      356     56.88      6.5    6/1/2006   10/1/2006    5/1/2036     671.66    9/1/2006
   1171874   Primary     SFR            360      355        90     6.25    5/1/2006   10/1/2006    4/1/2036     677.34    9/1/2006
   1186720   Primary     SFR            360      355     73.86    5.875    5/1/2006   10/1/2006    4/1/2036   1,591.14    9/1/2006
   1194167   Primary     SFR            360      356        90      6.5    6/1/2006   10/1/2006    5/1/2036   1,389.37    9/1/2006
   1194388   Primary     PUD            360      355        75        7    5/1/2006   10/1/2006    4/1/2036     581.87    9/1/2006
   1196754   Primary     SFR            360      355     79.95    5.875    5/1/2006   11/1/2006    4/1/2036     806.34   10/1/2006
   1197524   Primary     SFR            360      356        90     6.53    6/1/2006   10/1/2006    5/1/2036   2,228.36    9/1/2006
   1197721   Primary     SFR            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   1,234.37    9/1/2006
   1200273   Secondary   SFR            360      355       100        7    5/1/2006   10/1/2006    4/1/2036   1,896.11    9/1/2006
   1201900   Primary     SFR            360      355        80     5.75    5/1/2006   10/1/2006    4/1/2036   1,470.08    9/1/2006
   1204216   Primary     SFR            360      355     73.82     6.25    5/1/2006   10/1/2006    4/1/2036   1,057.29    9/1/2006
   1207227   Primary     SFR            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   1,141.66    9/1/2006
   1208400   Investor    SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,530.83    9/1/2006
   1211810   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,237.50    9/1/2006
   1212276   Primary     SFR            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   1,999.99    9/1/2006
   1213311   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,020.00    9/1/2006
   1213599   Primary     PUD            360      355     79.97      6.5    5/1/2006   10/1/2006    4/1/2036     710.39    9/1/2006
   1213835   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,560.00    9/1/2006
   1216567   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036     847.92    9/1/2006
   1218213   Primary     SFR            360      355        80    7.125    5/1/2006   10/1/2006    4/1/2036   2,375.00    9/1/2006
   1218267   Primary     SFR            360      356     76.12        7    6/1/2006   10/1/2006    5/1/2036   1,189.99    9/1/2006
   1219109   Primary     SFR            360      355     79.71     7.25    5/1/2006   10/1/2006    4/1/2036   1,661.45    9/1/2006
   1219996   Primary     SFR            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,345.97    9/1/2006
   1220007   Primary     PUD            360      356        80     5.75    6/1/2006   10/1/2006    5/1/2036   1,874.50    9/1/2006
   1221745   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,718.75    9/1/2006
   1223031   Primary     SFR            360      355       100     6.25    5/1/2006   10/1/2006    4/1/2036   2,135.41    9/1/2006
   1223070   Primary     SFR            360      355     79.97      6.5    5/1/2006   10/1/2006    4/1/2036   1,183.54    9/1/2006
   1223510   Primary     PUD            360      355     68.73    6.625    5/1/2006   10/1/2006    4/1/2036   1,043.43    9/1/2006
   1223926   Primary     SFR            360      355     72.41    6.875    5/1/2006   10/1/2006    4/1/2036   1,203.12    9/1/2006
   1224131   Primary     SFR            360      356     76.93        6    6/1/2006   10/1/2006    5/1/2036   1,442.50    9/1/2006
   1224316   Primary     PUD            360      355      64.5      6.5    5/1/2006   10/1/2006    4/1/2036   1,414.96    9/1/2006
   1224915   Primary     PUD            360      355        80    5.875    5/1/2006   10/1/2006    4/1/2036   1,084.91    9/1/2006
   1227736   Primary     SFR            360      355     73.71    5.875    5/1/2006   10/1/2006    4/1/2036   1,118.69    9/1/2006
   1227910   Primary     SFR            360      356     49.79      6.5    6/1/2006   10/1/2006    5/1/2036   1,516.96    9/1/2006
   1229214   Primary     PUD            360      356        80      5.5    6/1/2006   10/1/2006    5/1/2036   1,532.66    9/1/2006
   1229475   Primary     PUD            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,054.16    9/1/2006
   1229933   Primary     SFR            360      355        80    6.125    5/1/2006   10/1/2006    4/1/2036   1,490.42    9/1/2006
   1232262   Primary     SFR            360      356     78.98      5.5    6/1/2006   10/1/2006    5/1/2036     568.33    9/1/2006
   1233403   Primary     PUD            360      356        80    5.875    6/1/2006   11/1/2006    5/1/2036   1,762.49   10/1/2006
   1234128   Primary     PUD            360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,039.60    9/1/2006
   1234567   Primary     SFR            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036     690.62    9/1/2006
   1234932   Primary     PUD            360      356     88.33     6.25    6/1/2006   10/1/2006    5/1/2036     989.06    9/1/2006
   1235864   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,282.66    9/1/2006
   1239334   Primary     SFR            360      356     92.34    6.375    6/1/2006   10/1/2006    5/1/2036   1,103.75    9/1/2006
   1239548   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036     824.54    9/1/2006
   1241613   Primary     SFR            360      356       100     7.88    6/1/2006   10/1/2006    5/1/2036   1,234.53    9/1/2006
   1241727   Primary     SFR            360      355        64    6.875    5/1/2006   10/1/2006    4/1/2036   1,650.00    9/1/2006
   1242170   Primary     PUD            360      356      87.1    6.375    6/1/2006   11/1/2006    5/1/2036   1,721.25   10/1/2006
   1242641   Primary     PUD            360      356     94.99    6.875    6/1/2006   10/1/2006    5/1/2036   1,383.02    9/1/2006
   1243953   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036     944.17    9/1/2006
   1245626   Primary     PUD            360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,199.10    9/1/2006
   1247880   Primary     PUD            360      356     79.99    6.875    6/1/2006   10/1/2006    5/1/2036   2,236.95    9/1/2006
   1248800   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,234.99    9/1/2006
   1132854   Primary     Cooperative    360      356        90      6.5    6/1/2006   10/1/2006    5/1/2036     789.75    9/1/2006
   1179413   Secondary   SFR            360      357        70    6.375    7/1/2006   11/1/2006    6/1/2036     907.38   10/1/2006
   1191164   Primary     SFR            360      356        80        6    6/1/2006   10/1/2006    5/1/2036   1,324.00    9/1/2006
   1197637   Investor    SFR            360      356     49.18        7    6/1/2006    9/1/2006    5/1/2036   1,750.00    8/1/2006
   1198689   Primary     PUD            360      357      74.8    6.875    7/1/2006   10/1/2006    6/1/2036   1,628.52    9/1/2006
   1203817   Primary     PUD            360      356        80    5.875    6/1/2006   10/1/2006    5/1/2036   1,490.65    9/1/2006
   1218405   Primary     2-Family       360      357     79.23    6.125    7/1/2006    9/1/2006    6/1/2036   2,628.64    8/1/2006
   1223687   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,090.91    9/1/2006
   1224374   Primary     PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,611.26    9/1/2006
   1224925   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,171.62    9/1/2006
   1230640   Primary     SFR            360      356     86.41     6.25    6/1/2006   11/1/2006    5/1/2036   1,656.24   10/1/2006
   1230985   Primary     PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036      537.2    9/1/2006
   1231904   Primary     SFR            360      356       100     7.87    6/1/2006   10/1/2006    5/1/2036   1,938.63    9/1/2006
   1236013   Primary     PUD            360      356     72.46    6.125    6/1/2006   10/1/2006    5/1/2036   1,202.03    9/1/2006
   1237284   Primary     SFR            360      356     49.17      5.5    6/1/2006   10/1/2006    5/1/2036   1,339.98    9/1/2006
   1240195   Primary     PUD            360      357     79.99    6.875    7/1/2006   10/1/2006    6/1/2036   1,814.42    9/1/2006
   1243929   Primary     Cooperative    360      357        95    6.625    7/1/2006   10/1/2006    6/1/2036   1,311.20    9/1/2006
   1245607   Primary     2-Family       360      356        90     6.75    6/1/2006   10/1/2006    5/1/2036   1,797.18    9/1/2006
   1246530   Primary     SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,338.33    9/1/2006
   1246872   Primary     SFR            360      356     17.06    6.625    6/1/2006   10/1/2006    5/1/2036   2,274.58    9/1/2006
   1248689   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,510.50    9/1/2006
   1248822   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,105.00    9/1/2006
   1250620   Primary     SFR            360      356        80      6.5    6/1/2006    9/1/2006    5/1/2036   1,651.00    8/1/2006
   1252792   Primary     SFR            360      356     85.12      6.5    6/1/2006   10/1/2006    5/1/2036   1,885.64    9/1/2006
   1253502   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   2,097.91    9/1/2006
   1253738   Primary     SFR            360      356     79.99    6.375    6/1/2006    9/1/2006    5/1/2036     971.65    8/1/2006
   1254075   Primary     SFR            360      357     52.22     5.75    7/1/2006   10/1/2006    6/1/2036   1,551.30    9/1/2006
   1254080   Primary     SFR            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036        684    9/1/2006
   1254858   Primary     PUD            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,718.08    9/1/2006
   1254959   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036      692.9    9/1/2006
   1255487   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036        630    9/1/2006
   1255596   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,879.16    9/1/2006
   1256111   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   2,073.18    9/1/2006
   1256622   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,131.07    9/1/2006
   1256757   Primary     PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,104.16    9/1/2006
   1257162   Primary     SFR            360      356       100      6.5    6/1/2006   10/1/2006    5/1/2036   1,358.95    9/1/2006
   1257302   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,035.66    9/1/2006
   1258112   Primary     SFR            360      357        80     6.75    7/1/2006    9/1/2006    6/1/2036   1,307.25    8/1/2006
   1258753   Primary     SFR            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036      722.5    9/1/2006
   1260260   Primary     PUD            360      356        80      6.5    6/1/2006    9/1/2006    5/1/2036   1,733.33    8/1/2006
   1262404   Primary     SFR            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   2,020.83    9/1/2006
   1262611   Primary     SFR            360      356     79.83    7.125    6/1/2006   10/1/2006    5/1/2036   1,128.12    9/1/2006
   1266793   Primary     SFR            360      357     74.11     6.75    7/1/2006   11/1/2006    6/1/2036   1,288.12   10/1/2006
   1266900   Primary     PUD            360      356     80.12    6.375    6/1/2006   10/1/2006    5/1/2036   2,065.76    9/1/2006
   1267057   Primary     SFR            360      357        90    6.675    7/1/2006   10/1/2006    6/1/2036   2,227.78    9/1/2006
   1267400   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036     875.33    9/1/2006
   1268079   Primary     PUD            360      357     79.98        7    7/1/2006   10/1/2006    6/1/2036     922.24    9/1/2006
   1268445   Primary     SFR            360      357        80        6    7/1/2006   10/1/2006    6/1/2036   1,608.00    9/1/2006
   1269361   Primary     PUD            360      356        77        7    6/1/2006   10/1/2006    5/1/2036   1,055.54    9/1/2006
   1270053   Secondary   Condo          360      356        80      6.5    6/1/2006    9/1/2006    5/1/2036   2,062.40    8/1/2006
   1270326   Primary     SFR            360      357        80    5.875    7/1/2006   11/1/2006    6/1/2036     900.83   10/1/2006
   1272066   Primary     SFR            360      357        90     6.25    7/1/2006   10/1/2006    6/1/2036   1,289.06    9/1/2006
   1278956   Primary     SFR            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036   1,157.07    9/1/2006
   1279223   Primary     PUD            360      357     89.89        7    7/1/2006   10/1/2006    6/1/2036     466.67    9/1/2006
   1279465   Primary     Condo          360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,372.50    9/1/2006
   1281407   Primary     Condo          360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,738.21    9/1/2006
   1282803   Primary     SFR            360      357       100     7.88    7/1/2006   10/1/2006    6/1/2036     840.53    9/1/2006
  11040928   Primary     PUD            360      357     64.36    6.125    7/1/2006   10/1/2006    6/1/2036   1,658.85    9/1/2006
  11041000   Primary     PUD            360      357     75.88     6.25    7/1/2006   10/1/2006    6/1/2036   1,343.75    9/1/2006
  11041172   Secondary   SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,855.00    9/1/2006
  51060552   Primary     SFR            360      357      71.9    6.875    7/1/2006   10/1/2006    6/1/2036   2,389.06    9/1/2006
  62018569   Primary     SFR            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036     918.65    9/1/2006
  63014582   Primary     SFR            360      357        75    6.625    7/1/2006   10/1/2006    6/1/2036   1,759.77    9/1/2006
  64012034   Primary     SFR            360      357      77.3    6.375    7/1/2006    9/1/2006    6/1/2036   1,827.50    8/1/2006
  91010209   Primary     SFR            360      357     64.29     6.25    7/1/2006   10/1/2006    6/1/2036   2,216.58    9/1/2006
3304324688   Primary     SFR            360      357        95    6.625    7/1/2006    9/1/2006    6/1/2036     729.35    8/1/2006
3304449923   Primary     SFR            360      358     79.23    6.625    8/1/2006    9/1/2006    7/1/2036     659.53    8/1/2006
6006300641   Secondary   Condo          360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,126.67    9/1/2006
6100005641   Investor    Condo          360      356     79.52    6.875    6/1/2006    9/1/2006    5/1/2036     877.14    8/1/2006
6148053264   Primary     SFR            360      357        80      6.5    7/1/2006    9/1/2006    6/1/2036   1,183.00    8/1/2006
6292221964   Primary     SFR            360      357        80    6.375    7/1/2006    9/1/2006    6/1/2036   1,244.83    8/1/2006
6364735313   Investor    Condo          360      356        80     6.75    6/1/2006    9/1/2006    5/1/2036   1,270.74    8/1/2006
6382796420   Primary     3-Family       360      357        80     6.75    7/1/2006    9/1/2006    6/1/2036   3,741.12    8/1/2006
6467426596   Secondary   Condo          360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,393.32    9/1/2006
6563144051   Primary     PUD            360      357        80      6.5    7/1/2006    9/1/2006    6/1/2036     571.39    8/1/2006
6664818397   Investor    Condo          360      356        80    6.875    6/1/2006    9/1/2006    5/1/2036     877.14    8/1/2006
6751069730   Investor    Condo          360      356        80    6.875    6/1/2006    9/1/2006    5/1/2036   1,155.67    8/1/2006
6780615115   Primary     2-Family       360      357     64.62     6.75    7/1/2006   11/1/2006    6/1/2036   2,362.50   10/1/2006
6830860844   Primary     SFR            360      358        95      7.5    8/1/2006    9/1/2006    7/1/2036   2,594.69    8/1/2006
6871855935   Investor    Condo          360      356        70    6.875    6/1/2006    9/1/2006    5/1/2036   1,011.22    8/1/2006
6098457952   Primary     SFR            360      348       103     6.25   10/1/2005    9/1/2006    9/1/2035   2,517.73    8/1/2006
6164989201   Secondary   Condo          360      354        80    6.875    4/1/2006    9/1/2006    3/1/2036      892.9    8/1/2006
6308814067   Investor    Condo          360      355        80    6.625    5/1/2006    9/1/2006    4/1/2036   1,254.50    8/1/2006
6309504519   Primary     SFR            360      353        80      6.5    3/1/2006    9/1/2006    2/1/2036     238.33    8/1/2006
6324650545   Primary     PUD            360      353        80    4.875    3/1/2006    9/1/2006    2/1/2036     822.25    8/1/2006
6350572258   Primary     SFR            360      354        80    5.625    4/1/2006   10/1/2006    3/1/2036      712.9    9/1/2006
6451605163   Investor    2-Family       360      357        75    7.625    7/1/2006    9/1/2006    6/1/2036   3,216.80    8/1/2006
6653096310   Investor    Condo          360      355        80    6.875    5/1/2006    9/1/2006    4/1/2036     998.01    8/1/2006
6681981921   Investor    Condo          360      355     73.09    6.875    5/1/2006    9/1/2006    4/1/2036   1,175.91    8/1/2006
6710665578   Investor    3-Family       360      354     77.92     7.25    4/1/2006    9/1/2006    3/1/2036   2,046.53    8/1/2006
6768386119   Secondary   SFR            360      356        80    6.625    6/1/2006    9/1/2006    5/1/2036   1,137.34    8/1/2006
6782827833   Primary     SFR            360      356        80     6.25    6/1/2006   10/1/2006    5/1/2036     818.75    9/1/2006
6819062479   Secondary   Condo          360      355        80      6.5    5/1/2006    9/1/2006    4/1/2036   1,162.50    8/1/2006
 117492828   Primary     SFR            360      353        80      6.5    3/1/2006    9/1/2006    2/1/2036   2,166.67    8/1/2006
 117453287   Investor    PUD            360      353        80    6.875    3/1/2006    1/1/2007    2/1/2036   1,718.75   12/1/2006
 117300223   Primary     PUD            360      353        80    6.625    3/1/2006    9/1/2006    2/1/2036   1,943.33    8/1/2006
 117236695   Primary     SFR            360      353        80      6.5    3/1/2006    9/1/2006    2/1/2036   1,300.00    8/1/2006
 117235679   Primary     SFR            360      353     79.99    6.875    3/1/2006    9/1/2006    2/1/2036   1,374.43    8/1/2006
 117206772   Primary     SFR            360      353     79.44      6.5    3/1/2006    9/1/2006    2/1/2036   1,235.00    8/1/2006
 117067282   Primary     SFR            360      351        80    6.375    1/1/2006    9/1/2006   12/1/2035   1,666.00    8/1/2006
 116985160   Primary     2-Family       360      353     61.62    6.375    3/1/2006   10/1/2006    2/1/2036   2,018.22    9/1/2006
 115680748   Primary     PUD            360      352        80    5.875    2/1/2006   10/1/2006    1/1/2036        752    9/1/2006
 107032290   Primary     PUD            360      351     79.97        7    1/1/2006    9/1/2006   12/1/2035     962.59    8/1/2006
 122503829   Investor    4-Family       360      353      62.5    6.125    3/1/2006    9/1/2006    2/1/2036   3,700.52    8/1/2006
  91944244   Primary     PUD            360      342        80        6    4/1/2005    9/1/2006    3/1/2035   1,617.30    8/1/2006
3304384294   Primary     PUD            360      359        95    6.625    9/1/2006    9/1/2006    8/1/2036   1,259.18    9/1/2006
3304491016   Primary     PUD            360      359        95     6.75    9/1/2006   10/1/2006    8/1/2036     523.75    9/1/2006
3304496858   Primary     SFR            360      359      92.4        7    9/1/2006    9/1/2006    8/1/2036   1,604.39    9/1/2006
3304523396   Primary     SFR            360      359     91.74    6.375    9/1/2006    9/1/2006    8/1/2036     686.26    9/1/2006
3304525524   Primary     SFR            360      359     94.94    6.375    9/1/2006    9/1/2006    8/1/2036   1,019.41    9/1/2006
3304539129   Primary     SFR            360      359        95    6.875    9/1/2006    9/1/2006    8/1/2036   1,023.50    9/1/2006
3304555091   Primary     SFR            360      359        80      6.5    9/1/2006    9/1/2006    8/1/2036     657.36    9/1/2006
3304560679   Primary     SFR            360      359        95    6.375    9/1/2006   10/1/2006    8/1/2036   1,531.59    9/1/2006
3304573342   Primary     SFR            360      358        95    6.875    8/1/2006    9/1/2006    7/1/2036     427.21    8/1/2006
3304578259   Primary     Condo          360      359        80    5.875    9/1/2006   10/1/2006    8/1/2036     686.19    9/1/2006
3304580198   Primary     SFR            360      359        80    6.625    9/1/2006    9/1/2006    8/1/2036      409.8    9/1/2006
3304584356   Primary     SFR            360      358     70.88     7.25    8/1/2006    9/1/2006    7/1/2036   1,635.75    8/1/2006
3304589025   Primary     SFR            360      359     79.56    6.625    9/1/2006    9/1/2006    8/1/2036     916.93    9/1/2006
3304623618   Primary     SFR            360      359        80    6.875    9/1/2006    9/1/2006    8/1/2036   1,103.65    9/1/2006
3304627718   Primary     PUD            360      359        95     7.25    9/1/2006    9/1/2006    8/1/2036     686.96    9/1/2006
3304744521   Secondary   Condo          360      359        95    6.875    9/1/2006    9/1/2006    8/1/2036     917.41    9/1/2006
3304862992   Primary     SFR            360      359        80    7.625    9/1/2006    9/1/2006    8/1/2036     469.98    9/1/2006
3304872652   Primary     SFR            360      359     75.47     6.75    9/1/2006   10/1/2006    8/1/2036   1,297.20    9/1/2006
6019648929   Primary     SFR            360      359        90    6.875    9/1/2006   10/1/2006    8/1/2036   2,062.50    9/1/2006
6035924940   Secondary   Condo          360      356     71.37      6.5    6/1/2006    9/1/2006    5/1/2036   1,150.37    8/1/2006
6037609697   Primary     2-Family       360      359      75.8    7.125    9/1/2006    9/1/2006    8/1/2036   3,345.02    9/1/2006
6149398635   Secondary   Condo          360      357        80      6.5    7/1/2006    9/1/2006    6/1/2036   2,235.00    8/1/2006
6293558356   Primary     4-Family       360      357     74.97    6.875    7/1/2006   10/1/2006    6/1/2036   4,703.62    9/1/2006
6303553900   Secondary   Condo          360      359        80    6.875    9/1/2006    9/1/2006    8/1/2036     480.79    9/1/2006
6411170928   Primary     SFR            360      359        80     6.75    9/1/2006    9/1/2006    8/1/2036   2,047.50    9/1/2006
6447857464   Primary     2-Family       360      359        80        7    9/1/2006    9/1/2006    8/1/2036   2,879.19    9/1/2006
6515881826   Secondary   Condo          360      358        80     6.75    8/1/2006    9/1/2006    7/1/2036   2,181.45    8/1/2006
6752348158   Primary     PUD            360      357     76.25      6.5    7/1/2006   10/1/2006    6/1/2036   1,652.08    9/1/2006
6763947097   Primary     2-Family       360      358     48.98    7.375    8/1/2006    9/1/2006    7/1/2036   3,687.17    8/1/2006
6883719145   Primary     2-Family       360      356        90     6.25    6/1/2006   10/1/2006    5/1/2036   3,047.81    9/1/2006
6925016120   Primary     2-Family       360      359        80     6.75    9/1/2006    9/1/2006    8/1/2036   2,520.00    9/1/2006
6160263189   Primary     SFR            360      357        95    6.375    7/1/2006    9/1/2006    6/1/2036   1,170.88    8/1/2006
6075267242   Secondary   SFR            360      357        72    6.375    7/1/2006    9/1/2006    6/1/2036     956.25    8/1/2006
6669736453   Primary     SFR            360      356     84.23      6.5    6/1/2006    9/1/2006    5/1/2036   1,186.25    8/1/2006
 147115117   Primary     SFR            360      349        80     6.25   11/1/2005    9/1/2006   10/1/2035   1,166.67    8/1/2006
 148822356   Primary     Condo          360      351     91.57     6.75    1/1/2006    9/1/2006   12/1/2035     592.31    8/1/2006
 149174724   Primary     SFR            360      352     39.97      6.5    2/1/2006   10/1/2006    1/1/2036     641.88    9/1/2006
  51478477   Secondary   Condo          360      346        95    5.875    8/1/2005    9/1/2006    7/1/2035     908.61    8/1/2006
  60074515   Primary     SFR            360      350     31.17      6.5   12/1/2005    9/1/2006   11/1/2035     438.27    8/1/2006
  59027771   Investor    SFR            360      349        80     6.75   11/1/2005    9/1/2006   10/1/2035   1,349.70    8/1/2006
  58737891   Primary     SFR            360      349     40.96    6.125   11/1/2005    9/1/2006   10/1/2035     866.91    8/1/2006
  59319418   Primary     SFR            360      349      93.3    5.875   11/1/2005    9/1/2006   10/1/2035     764.92    8/1/2006
  60779188   Primary     SFR            360      350        80      6.5   12/1/2005    9/1/2006   11/1/2035     953.33    8/1/2006
  60803202   Secondary   SFR            360      351     48.25    6.125    1/1/2006    9/1/2006   12/1/2035      985.1    8/1/2006
 147375836   Primary     SFR            360      351     69.05    5.875    1/1/2006    9/1/2006   12/1/2035     707.06    8/1/2006
 151563772   Investor    SFR            360      356        80    6.875    6/1/2006    9/1/2006    5/1/2036   1,047.34    8/1/2006
 151316056   Primary     Condo          360      356        80    6.625    6/1/2006    9/1/2006    5/1/2036     728.75    8/1/2006
 151464732   Primary     SFR            360      356      14.4      6.5    6/1/2006    9/1/2006    5/1/2036     733.94    8/1/2006
 151675352   Primary     SFR            360      356        70     6.75    6/1/2006    9/1/2006    5/1/2036   1,200.94    8/1/2006
  56930878   Investor    SFR            360      356        90    6.875    6/1/2006    9/1/2006    5/1/2036   1,235.16    8/1/2006
 149557142   Secondary   Cooperative    360      355      66.1    5.875    5/1/2006    9/1/2006    4/1/2036     950.01    8/1/2006
 151498359   Primary     SFR            360      356     79.79    6.625    6/1/2006    9/1/2006    5/1/2036   2,092.40    8/1/2006
 141616961   Primary     SFR            360      340        80    5.125    2/1/2005    9/1/2006    1/1/2035     450.07    8/1/2006
  52560257   Primary     SFR            360      345        80     5.75    7/1/2005    9/1/2006    6/1/2035   1,050.43    8/1/2006
  54064654   Primary     SFR            360      346        95     5.75    8/1/2005   10/1/2006    7/1/2035     803.87    9/1/2006
  58580135   Primary     2-Family       360      349        70     5.75   11/1/2005    9/1/2006   10/1/2035     838.54    8/1/2006
  59682856   Investor    SFR            360      350        80     5.75   12/1/2005    9/1/2006   11/1/2035     957.95    8/1/2006
  60179355   Investor    SFR            360      350        80     5.75   12/1/2005    9/1/2006   11/1/2035     840.34    8/1/2006
  60572849   Primary     SFR            360      350     53.74     5.75   12/1/2005   10/1/2006   11/1/2035     875.44    9/1/2006
 146468939   Primary     SFR            360      348        80     5.75   10/1/2005    9/1/2006    9/1/2035   1,045.06    8/1/2006
 147811145   Primary     SFR            360      350        75     5.75   12/1/2005    9/1/2006   11/1/2035   1,092.50    8/1/2006
 147984645   Primary     SFR            360      350        80     5.75   12/1/2005    9/1/2006   11/1/2035     613.33    8/1/2006
 148337553   Primary     SFR            360      351        80     5.75    1/1/2006    9/1/2006   12/1/2035   2,291.81    8/1/2006
 148502438   Primary     SFR            360      350     76.19     5.75   12/1/2005    9/1/2006   11/1/2035   1,914.24    8/1/2006
 148506942   Primary     SFR            360      351     79.99     5.75    1/1/2006   10/1/2006   12/1/2035   1,093.46    9/1/2006
 148874092   Primary     SFR            360      351        80     5.75    1/1/2006    9/1/2006   12/1/2035     930.73    8/1/2006
 144815388   Primary     SFR            360      346     73.16     5.75    8/1/2005    9/1/2006    7/1/2035     953.03    8/1/2006
 147832588   Primary     SFR            360      348     62.05     5.75   10/1/2005    9/1/2006    9/1/2035     463.81    8/1/2006
  94331481   Primary     SFR            360      347     72.58    6.375    9/1/2005    9/1/2006    8/1/2035   1,792.97    8/1/2006
 112911994   Primary     SFR            360      348        80      7.5   10/1/2005    9/1/2006    9/1/2035        535    8/1/2006
 113952199   Primary     SFR            360      349        80        6   11/1/2005    9/1/2006   10/1/2035   1,848.63    8/1/2006
  88581798   Primary     SFR            360      353     54.53    7.125    3/1/2006    9/1/2006    2/1/2036     485.69    8/1/2006
 115885797   Primary     SFR            360      351        80     6.25    1/1/2006    9/1/2006   12/1/2035   1,041.10    8/1/2006
1304007610   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036     618.01    9/1/2006
8500011923   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,788.75    9/1/2006
8500010699   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,241.24    9/1/2006
8500011431   Primary     SFR            360      357     61.15    6.875    7/1/2006   10/1/2006    6/1/2036   1,821.88    9/1/2006
1706102070   Primary     SFR            360      357        80     7.75    7/1/2006   10/1/2006    6/1/2036   2,066.67    9/1/2006
8600014016   Primary     PUD            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   1,656.92    9/1/2006
8500010547   Primary     SFR            360      355        80      7.5    5/1/2006   10/1/2006    4/1/2036   1,727.79    9/1/2006
8500011054   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,942.68    9/1/2006
8500012406   Primary     Condo          360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,620.92    9/1/2006
8500012479   Primary     SFR            360      358     72.12    6.875    8/1/2006   10/1/2006    7/1/2036   2,148.44    9/1/2006
8500011803   Primary     SFR            360      357     77.24    8.125    7/1/2006   10/1/2006    6/1/2036   1,516.67    9/1/2006
1707100930   Primary     2-Family       360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036   2,507.50   10/1/2006
1707100505   Primary     SFR            360      357     78.26        7    7/1/2006   10/1/2006    6/1/2036   1,050.00    9/1/2006
8500010816   Primary     Condo          360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,597.50    9/1/2006
1701123650   Primary     SFR            360      360        80    7.375   10/1/2006   10/1/2006    9/1/2036   2,357.54   10/1/2006
8500010555   Investor    3-Family       360      355        70      7.5    5/1/2006   10/1/2006    4/1/2036   3,762.50    9/1/2006
1701122513   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,062.50    9/1/2006
8500012745   Primary     SFR            360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036   1,458.33    9/1/2006
8500010510   Primary     SFR            360      355     42.24     6.75    5/1/2006   10/1/2006    4/1/2036   1,041.00    9/1/2006
1701123225   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,443.75    9/1/2006
1701122979   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,558.33    9/1/2006
8500012099   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036        675    9/1/2006
8500012238   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,208.33    9/1/2006
8500011500   Primary     Condo          360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,523.75    9/1/2006
8600013477   Investor    SFR            360      357     52.67    6.125    7/1/2006   10/1/2006    6/1/2036     403.23    9/1/2006
8500010963   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,777.50    9/1/2006
8500011655   Investor    3-Family       360      357     56.35     6.75    7/1/2006   10/1/2006    6/1/2036   2,704.65    9/1/2006
8500011991   Primary     SFR            360      357     76.92      6.5    7/1/2006   10/1/2006    6/1/2036   1,625.00    9/1/2006
8500013074   Primary     SFR            360      358      71.9     6.75    8/1/2006   10/1/2006    7/1/2036   2,345.63    9/1/2006
8500011669   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   1,425.00    9/1/2006
1701121675   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,298.38    9/1/2006
1701123811   Primary     SFR            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   2,025.00   10/1/2006
8500010740   Primary     PUD            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   1,705.66    9/1/2006
8500010498   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,330.31    9/1/2006
8500010821   Primary     Condo          360      355        80    7.125    5/1/2006   10/1/2006    4/1/2036   2,242.00    9/1/2006
8500011528   Primary     Condo          360      357     68.29        7    7/1/2006   10/1/2006    6/1/2036   1,633.33    9/1/2006
8500011016   Investor    SFR            360      356        70    6.375    6/1/2006   10/1/2006    5/1/2036   1,803.59    9/1/2006
8500011167   Secondary   PUD            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036   2,179.59    9/1/2006
1707101175   Investor    SFR            360      359        80    8.375    9/1/2006   10/1/2006    8/1/2036   2,188.67    9/1/2006
8500010394   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,891.25    9/1/2006
8500011085   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,419.10    9/1/2006
8500012423   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,946.77    9/1/2006
8500012735   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,280.83    9/1/2006
8500011066   Secondary   PUD            360      356        80    7.375    6/1/2006   10/1/2006    5/1/2036   2,049.21    9/1/2006
8500013108   Primary     SFR            360      359        80    6.999    9/1/2006   10/1/2006    8/1/2036   1,273.82    9/1/2006
8500011356   Primary     Condo          360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,714.88    9/1/2006
8500011099   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   2,164.07    9/1/2006
8500011359   Primary     PUD            360      357     64.46    6.375    7/1/2006   10/1/2006    6/1/2036   1,397.19    9/1/2006
8500011088   Primary     PUD            360      356        80        6    6/1/2006   10/1/2006    5/1/2036   1,730.13    9/1/2006
8500012261   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,128.83    9/1/2006
1706102050   Primary     PUD            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,092.50    9/1/2006
8500011032   Primary     PUD            360      356        70    6.625    6/1/2006   10/1/2006    5/1/2036   2,017.31    9/1/2006
1701122019   Primary     Condo          360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036     888.33    9/1/2006
8500010848   Secondary   SFR            360      356        75    7.125    6/1/2006   10/1/2006    5/1/2036   1,380.47    9/1/2006
8500011409   Primary     Condo          360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,960.83    9/1/2006
8500011959   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,128.00    9/1/2006
1701122406   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,137.50    9/1/2006
8500013109   Primary     2-Family       360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   2,424.58    9/1/2006
1707101015   Primary     PUD            360      359     77.24     6.75    9/1/2006   10/1/2006    8/1/2036   2,345.63    9/1/2006
8500010812   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,829.30    9/1/2006
1707100926   Primary     SFR            360      358        80    5.625    8/1/2006   10/1/2006    7/1/2036   1,593.75    9/1/2006
8500010862   Primary     Condo          360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,270.75    9/1/2006
8500011059   Primary     Condo          360      356        80     5.75    6/1/2006   10/1/2006    5/1/2036   1,303.46    9/1/2006
8500012398   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,142.08    9/1/2006
8500012401   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,376.62    9/1/2006
8500011952   Primary     PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,278.33    9/1/2006
1326000904   Primary     PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036     875.99    9/1/2006
1706102011   Primary     PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,139.50    9/1/2006
8500012427   Primary     PUD            360      358     58.51    6.875    8/1/2006   10/1/2006    7/1/2036   1,575.52    9/1/2006
1701122721   Primary     SFR            360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036   2,083.33    9/1/2006
1701122837   Primary     Condo          360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,945.67    9/1/2006
1701122328   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,947.92    9/1/2006
8500011052   Secondary   PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,535.83    9/1/2006
8500011936   Primary     SFR            360      358      72.5    6.375    8/1/2006   10/1/2006    7/1/2036   1,540.63    9/1/2006
8500010512   Primary     SFR            360      355     79.57    6.625    5/1/2006   10/1/2006    4/1/2036   2,064.79    9/1/2006
8500011013   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   2,075.83    9/1/2006
8500011628   Investor    PUD            360      357     70.24    6.375    7/1/2006   10/1/2006    6/1/2036   1,567.19    9/1/2006
8500010727   Primary     Condo          360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,353.36    9/1/2006
1707101013   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,713.67    9/1/2006
8500011395   Primary     2-Family       360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   1,401.67    9/1/2006
8500010550   Primary     SFR            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   2,210.00    9/1/2006
1707100849   Primary     SFR            360      358        80     6.99    8/1/2006   10/1/2006    7/1/2036   2,260.10    9/1/2006
8500011371   Primary     SFR            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   1,959.29    9/1/2006
1707101460   Primary     Condo          360      359     79.99    6.625    9/1/2006   10/1/2006    8/1/2036   1,501.11    9/1/2006
1701122235   Primary     3-Family       360      357     62.41    5.625    7/1/2006   10/1/2006    6/1/2036   1,945.31    9/1/2006
1707100748   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,200.00    9/1/2006
1701122350   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   2,507.50    9/1/2006
8500012615   Primary     Condo          360      358     77.65     5.75    8/1/2006   10/1/2006    7/1/2036   1,804.54    9/1/2006
8600013407   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,620.00    9/1/2006
8500011441   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,512.50    9/1/2006
1701123504   Primary     SFR            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   2,092.50    9/1/2006
8500010820   Primary     SFR            360      355        75    6.375    5/1/2006   10/1/2006    4/1/2036   1,262.65    9/1/2006
8500011041   Investor    PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,045.46    9/1/2006
8500011958   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,291.67    9/1/2006
8500011077   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,215.18    9/1/2006
8500011157   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,477.81    9/1/2006
1311004976   Primary     PUD            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,616.00    9/1/2006
8500011090   Secondary   PUD            360      356        80     7.25    6/1/2006   10/1/2006    5/1/2036   1,208.14    9/1/2006
1316001932   Primary     PUD            360      357     79.99     5.75    7/1/2006   10/1/2006    6/1/2036   1,341.19    9/1/2006
8500011800   Investor    SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   1,104.42    9/1/2006
8600014560   Investor    SFR            360      359        80    7.875    9/1/2006   10/1/2006    8/1/2036   2,110.50    9/1/2006
1706102191   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   2,378.75    9/1/2006
8600014311   Primary     PUD            360      359     79.98    5.875    9/1/2006   10/1/2006    8/1/2036     714.55    9/1/2006
1105114560   Primary     SFR            360      358        90    8.625    8/1/2006   10/1/2006    7/1/2036   1,487.81    9/1/2006
8500011163   Primary     PUD            360      356        80      7.5    6/1/2006   10/1/2006    5/1/2036   1,976.50    9/1/2006
8500011709   Primary     SFR            360      357     79.99    6.875    7/1/2006   10/1/2006    6/1/2036     874.84    9/1/2006
1115103332   Investor    SFR            360      358        95    8.875    8/1/2006   10/1/2006    7/1/2036   1,152.27    9/1/2006
8500011798   Primary     PUD            360      358     79.99     6.25    8/1/2006   10/1/2006    7/1/2036      790.1    9/1/2006
8500010320   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,177.08    9/1/2006
8500011637   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,122.79    9/1/2006
8500011648   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,776.23    9/1/2006
8500011471   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   2,291.67    9/1/2006
8500011713   Primary     PUD            360      357      79.1      6.5    7/1/2006   10/1/2006    6/1/2036   1,970.99    9/1/2006
1701122945   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   1,778.67    9/1/2006
8500010805   Secondary   PUD            360      355        80      7.5    5/1/2006   10/1/2006    4/1/2036   1,177.37    9/1/2006
8500012457   Primary     SFR            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   2,099.70    9/1/2006
8500010885   Primary     Condo          360      356     73.53     6.25    6/1/2006   10/1/2006    5/1/2036   1,302.08    9/1/2006
8500010626   Primary     PUD            360      355     78.68     7.75    5/1/2006   10/1/2006    4/1/2036   2,693.13    9/1/2006
8600013754   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,018.75    9/1/2006
8500013089   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   2,210.00    9/1/2006
8500012459   Primary     SFR            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   2,412.32    9/1/2006
1701122299   Primary     SFR            360      358     79.13    8.125    8/1/2006   10/1/2006    7/1/2036   1,848.44    9/1/2006
1701122634   Primary     SFR            360      359     79.99      7.5    9/1/2006   10/1/2006    8/1/2036   2,249.69    9/1/2006
8500010519   Investor    SFR            360      355        80    6.999    5/1/2006   10/1/2006    4/1/2036   1,399.80    9/1/2006
8500011078   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,766.14    9/1/2006
1701123324   Primary     SFR            360      359        80    7.125    9/1/2006   10/1/2006    8/1/2036   1,710.00    9/1/2006
8500012486   Primary     Condo          360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,375.00    9/1/2006
1707101246   Primary     SFR            360      359        80     6.99    9/1/2006   10/1/2006    8/1/2036   1,910.60    9/1/2006
1707101066   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,039.58    9/1/2006
8500011516   Primary     SFR            360      357      57.3      6.5    7/1/2006   10/1/2006    6/1/2036   2,531.43    9/1/2006
8500010780   Investor    PUD            360      355        80    7.375    5/1/2006   10/1/2006    4/1/2036   1,636.87    9/1/2006
1707100851   Primary     SFR            360      358        80      5.5    8/1/2006   10/1/2006    7/1/2036     729.67    9/1/2006
8600013262   Primary     SFR            360      356        80     6.25    6/1/2006   10/1/2006    5/1/2036   1,520.83    9/1/2006
8500011117   Primary     PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,491.54    9/1/2006
8500011673   Primary     SFR            360      357      74.4      6.5    7/1/2006   10/1/2006    6/1/2036   2,015.00    9/1/2006
8600014363   Investor    PUD            360      359     64.18    6.125    9/1/2006   10/1/2006    8/1/2036     776.34    9/1/2006
1706102001   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,900.00    9/1/2006
8500013098   Primary     Condo          360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,872.67    9/1/2006
8500011083   Secondary   PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   2,186.25    9/1/2006
8500011442   Investor    Condo          360      357     71.51        7    7/1/2006   10/1/2006    6/1/2036   1,464.17    9/1/2006
1707100705   Primary     Condo          360      357        80    6.125    7/1/2006   10/1/2006    6/1/2036   1,633.33    9/1/2006
1701124021   Primary     SFR            360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036   1,906.67   10/1/2006
8500011927   Primary     Condo          360      358     58.14     6.75    8/1/2006   10/1/2006    7/1/2036      972.9    9/1/2006
1707100572   Secondary   PUD            360      357     74.99    6.625    7/1/2006   10/1/2006    6/1/2036   1,300.43    9/1/2006
8500011389   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,448.67    9/1/2006
8500011166   Secondary   PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   2,115.00    9/1/2006
8500011525   Investor    Condo          360      357        70    6.625    7/1/2006   10/1/2006    6/1/2036   2,159.20    9/1/2006
8500011121   Secondary   PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,930.50    9/1/2006
8500011408   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,859.38    9/1/2006
1312004369   Primary     SFR            360      357        65    6.625    7/1/2006   10/1/2006    6/1/2036   2,081.35    9/1/2006
8500011116   Secondary   PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036     893.38    9/1/2006
8500012093   Primary     3-Family       360      358        54    6.875    8/1/2006   10/1/2006    7/1/2036   1,732.50    9/1/2006
8500010983   Primary     PUD            360      356        80      7.5    6/1/2006   10/1/2006    5/1/2036   2,417.05    9/1/2006
1701122756   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,558.33    9/1/2006
8500010783   Primary     PUD            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,448.29    9/1/2006
8600013439   Investor    2-Family       360      358        65    6.375    8/1/2006   10/1/2006    7/1/2036   2,710.70    9/1/2006
1106000578   Investor    PUD            360      359     78.22    7.375    9/1/2006   10/1/2006    8/1/2036      716.3    9/1/2006
1707100610   Primary     SFR            360      357        70    7.125    7/1/2006   10/1/2006    6/1/2036   1,065.82    9/1/2006
8500011128   Investor    PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,552.50    9/1/2006
8500010777   Primary     PUD            360      355        80    6.125    5/1/2006   10/1/2006    4/1/2036   1,661.43    9/1/2006
8500011464   Secondary   PUD            360      357     79.99     6.75    7/1/2006   10/1/2006    6/1/2036     914.63    9/1/2006
8500011560   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   2,085.42    9/1/2006
8500011506   Investor    SFR            360      357      69.5        7    7/1/2006   10/1/2006    6/1/2036   2,432.50    9/1/2006
8500010985   Primary     SFR            360      356     68.52    6.875    6/1/2006   10/1/2006    5/1/2036   1,833.33    9/1/2006
8500011590   Investor    Condo          360      357     64.95        7    7/1/2006   10/1/2006    6/1/2036   2,774.31    9/1/2006
8500010756   Primary     SFR            360      355        80        7    5/1/2006   10/1/2006    4/1/2036   1,952.78    9/1/2006
8500011055   Investor    PUD            360      356     53.11      6.5    6/1/2006   10/1/2006    5/1/2036     633.89    9/1/2006
8500012247   Investor    SFR            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036     935.17    9/1/2006
8500010496   Investor    PUD            360      355        80    7.375    5/1/2006   10/1/2006    4/1/2036     838.29    9/1/2006
8500013070   Primary     Condo          360      359     79.69    6.375    9/1/2006   10/1/2006    8/1/2036   1,375.94    9/1/2006
8500012174   Investor    SFR            360      358        70    7.125    8/1/2006   10/1/2006    7/1/2036   2,182.03    9/1/2006
8500011028   Primary     PUD            360      356        70      6.5    6/1/2006   10/1/2006    5/1/2036   1,895.83    9/1/2006
1701121925   Primary     SFR            360      357        70    7.125    7/1/2006   10/1/2006    6/1/2036   2,431.41    9/1/2006
8500011398   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,560.00    9/1/2006
8500012418   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,550.35    9/1/2006
8500012126   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036      855.9    9/1/2006
1707101783   Primary     Condo          360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   1,417.50   10/1/2006
1707100536   Secondary   SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,604.17    9/1/2006
8600013639   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,635.00    9/1/2006
8500013119   Primary     SFR            360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   1,804.58    9/1/2006
1707101159   Primary     SFR            360      360     79.91    6.625   10/1/2006   10/1/2006    9/1/2036   1,567.92   10/1/2006
8500011153   Investor    PUD            360      356     75.88    6.625    6/1/2006   10/1/2006    5/1/2036     741.42    9/1/2006
8500012372   Investor    SFR            360      358        75    6.875    8/1/2006   10/1/2006    7/1/2036   1,998.05    9/1/2006
8500010522   Investor    SFR            360      355        80      7.5    5/1/2006   10/1/2006    4/1/2036   2,338.17    9/1/2006
1707101540   Primary     SFR            360      360        80     6.25   10/1/2006   10/1/2006    9/1/2036   1,750.00   10/1/2006
8500010710   Primary     PUD            360      355     68.62     5.75    5/1/2006   10/1/2006    4/1/2036   1,786.35    9/1/2006
8500011658   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,101.67    9/1/2006
8500011614   Primary     PUD            360      357        75    6.375    7/1/2006   10/1/2006    6/1/2036   1,553.91    9/1/2006
1707100615   Investor    SFR            360      358     35.48     6.99    8/1/2006   10/1/2006    7/1/2036     961.13    9/1/2006
1706102326   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   1,470.50    9/1/2006
8600014697   Primary     2-Family       360      360     49.08      6.5   10/1/2006   10/1/2006    9/1/2036   1,595.21   10/1/2006
8500012405   Investor    SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,208.75    9/1/2006
8500010723   Primary     PUD            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,031.44    9/1/2006
8500013114   Primary     Condo          360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,501.67    9/1/2006
8500010681   Primary     PUD            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,328.67    9/1/2006
1701122514   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,113.75    9/1/2006
1701122314   Primary     SFR            360      358     79.99     6.25    8/1/2006   10/1/2006    7/1/2036   1,511.72    9/1/2006
8500012085   Primary     SFR            360      357     45.38    6.625    7/1/2006   10/1/2006    6/1/2036   2,004.06    9/1/2006
8500011127   Primary     PUD            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,970.65    9/1/2006
8500012478   Secondary   PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,695.83    9/1/2006
8500011086   Investor    PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   2,188.30    9/1/2006
8500013112   Investor    SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   1,473.50    9/1/2006
8500012237   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,620.00    9/1/2006
8500010644   Primary     Condo          360      355        80    6.125    5/1/2006   10/1/2006    4/1/2036   1,204.55    9/1/2006
1707100957   Primary     SFR            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,908.25    9/1/2006
8600013449   Primary     Condo          360      358        68    6.875    8/1/2006   10/1/2006    7/1/2036   1,460.94    9/1/2006
1105114329   Investor    SFR            360      357        90     9.25    7/1/2006   10/1/2006    6/1/2036     918.11    9/1/2006
8500012138   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,291.67    9/1/2006
1701122238   Primary     SFR            360      358     79.99    6.875    8/1/2006   10/1/2006    7/1/2036   1,624.51    9/1/2006
1701121983   Primary     SFR            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   2,115.40    9/1/2006
8500011363   Secondary   SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   1,643.33    9/1/2006
8600013437   Primary     SFR            360      357     74.07     6.75    7/1/2006   10/1/2006    6/1/2036   1,125.00    9/1/2006
1701122278   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   2,044.92    9/1/2006
8600013774   Primary     SFR            360      359     65.57    6.625    9/1/2006   10/1/2006    8/1/2036   1,104.17    9/1/2006
8500011172   Primary     Condo          360      356     79.59    6.875    6/1/2006   10/1/2006    5/1/2036   2,389.06    9/1/2006
1701123614   Primary     SFR            360      360     79.99    6.625   10/1/2006   10/1/2006    9/1/2036   1,236.11   10/1/2006
1705000779   Secondary   SFR            360      357     79.99     6.75    7/1/2006   10/1/2006    6/1/2036   1,288.69    9/1/2006
8500011263   Primary     SFR            360      357     57.26    6.375    7/1/2006   10/1/2006    6/1/2036   1,445.00    9/1/2006
8500011624   Investor    SFR            360      357     41.18     6.75    7/1/2006   10/1/2006    6/1/2036     984.38    9/1/2006
1701121834   Primary     SFR            360      357     79.99     6.25    7/1/2006   10/1/2006    6/1/2036   1,895.79    9/1/2006
8500012100   Investor    2-Family       360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,489.58    9/1/2006
8500010508   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,131.25    9/1/2006
1707100703   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,993.33    9/1/2006
1707100592   Primary     SFR            360      357        80    8.125    7/1/2006   10/1/2006    6/1/2036   2,762.50    9/1/2006
8500010717   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,544.54    9/1/2006
8500012431   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,447.67    9/1/2006
8500012738   Primary     PUD            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,934.50    9/1/2006
8500011161   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,687.46    9/1/2006
8500013096   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,672.92    9/1/2006
1701122875   Primary     3-Family       360      358     67.01     6.75    8/1/2006   10/1/2006    7/1/2036   2,542.50    9/1/2006
1701121638   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   2,212.91    9/1/2006
8500012134   Investor    SFR            360      358     64.71     6.75    8/1/2006   10/1/2006    7/1/2036     618.75    9/1/2006
8500012357   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,617.92    9/1/2006
8500011989   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,980.00    9/1/2006
1707100813   Primary     PUD            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,303.75    9/1/2006
8500011484   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036        783    9/1/2006
1707101425   Primary     SFR            360      359        80     6.99    9/1/2006   10/1/2006    8/1/2036   2,250.78    9/1/2006
8500011420   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,820.00    9/1/2006
8500012534   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,656.00    9/1/2006
8500012533   Investor    PUD            360      357        80        8    7/1/2006   10/1/2006    6/1/2036   1,818.67    9/1/2006
1706102177   Primary     SFR            360      359     79.84    6.875    9/1/2006   10/1/2006    8/1/2036   1,678.65    9/1/2006
8500010553   Primary     Condo          360      355        75      6.5    5/1/2006   10/1/2006    4/1/2036   1,726.56    9/1/2006
8500011342   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,943.33    9/1/2006
1701123589   Primary     SFR            360      360        80     6.99   10/1/2006   10/1/2006    9/1/2036   2,027.10   10/1/2006
8500011416   Primary     SFR            360      357     69.97    6.375    7/1/2006   10/1/2006    6/1/2036   1,219.22    9/1/2006
8500011987   Primary     SFR            360      357     79.99    6.375    7/1/2006   10/1/2006    6/1/2036   1,423.22    9/1/2006
1701122900   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   1,150.33    9/1/2006
8600013947   Primary     SFR            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   1,641.68    9/1/2006
8500011733   Investor    SFR            360      357     67.24      7.5    7/1/2006   10/1/2006    6/1/2036     609.38    9/1/2006
8500010650   Investor    2-Family       360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,075.25    9/1/2006
1706102124   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,620.63    9/1/2006
1703103677   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   1,282.50    9/1/2006
8500012243   Investor    PUD            360      358        70    7.125    8/1/2006   10/1/2006    7/1/2036   1,184.53    9/1/2006
8500010725   Primary     PUD            360      355        80     7.25    5/1/2006   10/1/2006    4/1/2036   1,911.17    9/1/2006
1707100424   Investor    4-Family       360      356      69.9     7.75    6/1/2006   10/1/2006    5/1/2036   3,028.96    9/1/2006
1701123332   Primary     Condo          360      359        80        7    9/1/2006   10/1/2006    8/1/2036   1,596.88    9/1/2006
8500011238   Primary     SFR            360      356        90    6.375    6/1/2006   10/1/2006    5/1/2036   2,127.66    9/1/2006
1701123599   Primary     PUD            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   1,224.00   10/1/2006
1707101197   Primary     SFR            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   1,904.06    9/1/2006
1703103672   Primary     SFR            360      357        80    7.625    7/1/2006   10/1/2006    6/1/2036   1,621.58    9/1/2006
8500012568   Primary     PUD            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,479.58    9/1/2006
8500012354   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,785.33    9/1/2006
8500012552   Primary     Condo          360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,252.50    9/1/2006
8500011879   Primary     SFR            360      357        80    5.875    7/1/2006   10/1/2006    6/1/2036     951.75    9/1/2006
1706102240   Primary     SFR            360      359        80     6.99    9/1/2006   10/1/2006    8/1/2036     871.42    9/1/2006
1707100960   Secondary   PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,906.67    9/1/2006
1703103622   Primary     SFR            360      357     41.32     6.25    7/1/2006   10/1/2006    6/1/2036   1,302.08    9/1/2006
8600013585   Primary     PUD            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   1,428.00    9/1/2006
1701122256   Primary     SFR            360      358        70    7.625    8/1/2006   10/1/2006    7/1/2036   1,623.49    9/1/2006
8500011170   Investor    PUD            360      356     73.58    6.875    6/1/2006   10/1/2006    5/1/2036   1,117.19    9/1/2006
8500011874   Primary     PUD            360      357        80        6    7/1/2006   10/1/2006    6/1/2036   1,800.00    9/1/2006
8500010405   Primary     SFR            360      355        80     7.25    5/1/2006   10/1/2006    4/1/2036   2,344.17    9/1/2006
8500010808   Primary     PUD            360      355        80    6.125    5/1/2006   10/1/2006    4/1/2036   1,082.08    9/1/2006
8500011407   Primary     SFR            360      357     74.99      6.5    7/1/2006   10/1/2006    6/1/2036   1,029.71    9/1/2006
8500010430   Primary     SFR            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,316.17    9/1/2006
8500011136   Investor    SFR            360      356        80        7    6/1/2006   10/1/2006    5/1/2036   1,227.57    9/1/2006
8500011944   Primary     SFR            360      358     78.88      6.5    8/1/2006   10/1/2006    7/1/2036   1,994.17    9/1/2006
8600013949   Primary     PUD            360      359     79.99     6.75    9/1/2006   10/1/2006    8/1/2036   1,620.84    9/1/2006
8500010689   Primary     PUD            360      355        80        7    5/1/2006   10/1/2006    4/1/2036   1,430.67    9/1/2006
8500011467   Primary     SFR            360      357     79.13    6.875    7/1/2006   10/1/2006    6/1/2036   1,631.67    9/1/2006
8500012521   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,324.58    9/1/2006
8500012583   Primary     SFR            360      358      55.6    6.375    8/1/2006   10/1/2006    7/1/2036   2,215.31    9/1/2006
1703103633   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,037.92    9/1/2006
8500011882   Primary     SFR            360      358     68.11    6.875    8/1/2006   10/1/2006    7/1/2036     877.99    9/1/2006
8500011105   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,354.50    9/1/2006
8500012250   Investor    4-Family       360      358        70        7    8/1/2006   10/1/2006    7/1/2036   1,449.58    9/1/2006
8500012547   Primary     2-Family       360      358        50        6    8/1/2006   10/1/2006    7/1/2036   1,800.00    9/1/2006
8500011943   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,182.50    9/1/2006
8500011276   Primary     SFR            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,140.86    9/1/2006
1701123314   Primary     SFR            360      359        75     6.75    9/1/2006   10/1/2006    8/1/2036   1,982.81    9/1/2006
1326000926   Primary     PUD            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036     729.17    9/1/2006
8600012415   Primary     PUD            360      355        95    4.875    5/1/2006   10/1/2006    4/1/2036   1,407.69    9/1/2006
1316001964   Secondary   Condo          360      357     78.88    6.625    7/1/2006   10/1/2006    6/1/2036   1,062.21    9/1/2006
1120100311   Primary     SFR            360      359        95      7.5    9/1/2006   10/1/2006    8/1/2036   1,276.56    9/1/2006
8500011134   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,454.26    9/1/2006
8600012661   Primary     SFR            360      355        90      6.5    5/1/2006   10/1/2006    4/1/2036   1,991.01    9/1/2006
8500011753   Primary     PUD            360      357     77.03     6.25    7/1/2006   10/1/2006    6/1/2036   1,484.38    9/1/2006
1120100297   Primary     PUD            360      360        80        8   10/1/2006   10/1/2006    9/1/2036   1,306.67   10/1/2006
8500010810   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,709.18    9/1/2006
8500011145   Primary     PUD            360      356        80        5    6/1/2006   10/1/2006    5/1/2036   1,189.13    9/1/2006
8500011945   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,854.67    9/1/2006
1701122591   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,485.00    9/1/2006
8500012265   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,856.25    9/1/2006
1311005047   Secondary   PUD            360      359     79.99    6.875    9/1/2006   10/1/2006    8/1/2036   1,722.76    9/1/2006
8500012075   Primary     SFR            360      358     84.71      7.5    8/1/2006   10/1/2006    7/1/2036   2,866.78    9/1/2006
8500010330   Primary     PUD            360      355     79.99    6.125    5/1/2006   10/1/2006    4/1/2036   1,381.40    9/1/2006
1310012747   Primary     PUD            360      359        95    7.125    9/1/2006   10/1/2006    8/1/2036   1,538.25    9/1/2006
8500011542   Investor    Condo          360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   1,282.50    9/1/2006
8500012254   Primary     PUD            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,040.94    9/1/2006
1707101102   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,646.67    9/1/2006
8500011748   Primary     SFR            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,312.50    9/1/2006
8500012461   Primary     SFR            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   1,633.10    9/1/2006
8500011133   Investor    PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036     882.09    9/1/2006
8500010663   Primary     PUD            360      355     54.95    7.125    5/1/2006   10/1/2006    4/1/2036     821.94    9/1/2006
8500011421   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,685.67    9/1/2006
8500011799   Primary     SFR            360      357        80        6    7/1/2006   10/1/2006    6/1/2036   1,160.00    9/1/2006
8500011706   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036        570    9/1/2006
8500012152   Investor    Condo          360      358     38.71    7.125    8/1/2006   10/1/2006    7/1/2036     808.46    9/1/2006
8500011789   Primary     SFR            360      357        80        6    7/1/2006   10/1/2006    6/1/2036        820    9/1/2006
8500011787   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,260.42    9/1/2006
8500011771   Primary     SFR            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,916.67    9/1/2006
8500011914   Primary     PUD            360      358        80        6    8/1/2006   10/1/2006    7/1/2036   1,064.00    9/1/2006
8500011701   Primary     SFR            360      357        80    8.125    7/1/2006   10/1/2006    6/1/2036     850.42    9/1/2006
8500012242   Investor    PUD            360      358     54.55    6.875    8/1/2006   10/1/2006    7/1/2036   1,718.75    9/1/2006
8500011761   Primary     SFR            360      358        80        6    8/1/2006   10/1/2006    7/1/2036        604    9/1/2006
8500011881   Primary     SFR            360      357        80        6    7/1/2006   10/1/2006    6/1/2036        520    9/1/2006
8500011375   Investor    SFR            360      356     69.99    6.375    6/1/2006   10/1/2006    5/1/2036   1,470.77    9/1/2006
8500011736   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036      687.5    9/1/2006
8500011921   Investor    SFR            360      357      67.5    6.875    7/1/2006   10/1/2006    6/1/2036   1,237.50    9/1/2006
8500012493   Investor    SFR            360      358        85      7.5    8/1/2006   10/1/2006    7/1/2036   1,221.88    9/1/2006
8500012096   Secondary   SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   1,517.50    9/1/2006
8500010854   Primary     SFR            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036   1,923.75    9/1/2006
8500011926   Investor    Condo          360      358     62.08    6.375    8/1/2006   10/1/2006    7/1/2036   1,269.69    9/1/2006
8500011283   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,866.67    9/1/2006
8500012561   Primary     2-Family       360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,677.50    9/1/2006
8500011466   Primary     PUD            360      357     79.99     7.25    7/1/2006   10/1/2006    6/1/2036   2,197.96    9/1/2006
8500010989   Investor    Condo          360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   2,077.83    9/1/2006
8500012246   Investor    SFR            360      358        70     7.75    8/1/2006   10/1/2006    7/1/2036   1,270.85    9/1/2006
8500012256   Primary     PUD            360      358        70      7.5    8/1/2006   10/1/2006    7/1/2036   2,450.00    9/1/2006
8500012579   Investor    SFR            360      358        80     8.25    8/1/2006   10/1/2006    7/1/2036   2,557.50    9/1/2006
1120100287   Primary     SFR            360      359       100    8.375    9/1/2006   10/1/2006    8/1/2036     649.86    9/1/2006
1105114529   Primary     SFR            360      358     78.33    7.875    8/1/2006   10/1/2006    7/1/2036   1,363.13    9/1/2006
1326000982   Primary     PUD            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036     791.22    9/1/2006
8500013075   Primary     SFR            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   2,522.25    9/1/2006
1326000990   Primary     PUD            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036     863.15    9/1/2006
8500011946   Investor    SFR            360      358        75     6.25    8/1/2006   10/1/2006    7/1/2036   1,757.81    9/1/2006
8500011632   Primary     PUD            360      357        80    5.875    7/1/2006   10/1/2006    6/1/2036   1,755.68    9/1/2006
8500011445   Investor    3-Family       360      357     38.06    6.625    7/1/2006   10/1/2006    6/1/2036   3,362.19    9/1/2006
8500011993   Secondary   Condo          360      358     55.77      6.5    8/1/2006   10/1/2006    7/1/2036   1,229.58    9/1/2006
8500011125   Primary     SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,061.67    9/1/2006
8500011777   Primary     SFR            360      358     73.24        8    8/1/2006   10/1/2006    7/1/2036     693.33    9/1/2006
1115103359   Investor    SFR            360      359        95    9.375    9/1/2006   10/1/2006    8/1/2036   1,224.61    9/1/2006
8500011137   Primary     PUD            360      356        80        6    6/1/2006   10/1/2006    5/1/2036   1,332.88    9/1/2006
1115103364   Primary     SFR            360      359       100     8.99    9/1/2006   10/1/2006    8/1/2036   2,138.38    9/1/2006
8500010329   Primary     PUD            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036     807.82    9/1/2006
1330000118   Primary     PUD            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036     836.17    9/1/2006
1330000131   Primary     SFR            360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036   1,211.25   10/1/2006
1311005058   Primary     PUD            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,523.75    9/1/2006
8500012517   Primary     SFR            360      358     71.28    7.375    8/1/2006   10/1/2006    7/1/2036   2,562.81    9/1/2006
1310012859   Primary     SFR            360      360        80    6.625   10/1/2006   10/1/2006    9/1/2036   1,137.29   10/1/2006
1311005028   Primary     SFR            360      359     79.99    6.625    9/1/2006   10/1/2006    8/1/2036   1,271.45    9/1/2006
8500012347   Primary     PUD            360      358     76.25    6.375    8/1/2006   10/1/2006    7/1/2036   2,215.31    9/1/2006
8500011118   Primary     PUD            360      356     79.96     6.25    6/1/2006   10/1/2006    5/1/2036   1,052.60    9/1/2006
1323001638   Primary     SFR            360      358     78.45    6.875    8/1/2006   10/1/2006    7/1/2036     521.35    9/1/2006
1328000220   Primary     SFR            360      360        80    6.625   10/1/2006   10/1/2006    9/1/2036   1,015.83   10/1/2006
1330000066   Secondary   Condo          360      359       100     7.75    9/1/2006   10/1/2006    8/1/2036   2,653.32    9/1/2006
8500011699   Primary     SFR            360      357     79.59        8    7/1/2006   10/1/2006    6/1/2036   1,738.00    9/1/2006
1115103349   Secondary   SFR            360      358        95      8.5    8/1/2006   10/1/2006    7/1/2036   1,714.88    9/1/2006
8500011082   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,341.45    9/1/2006
8500011499   Investor    PUD            360      357        75    6.625    7/1/2006   10/1/2006    6/1/2036     952.34    9/1/2006
1326000829   Primary     PUD            360      357     79.99    6.375    7/1/2006   10/1/2006    6/1/2036     814.14    9/1/2006
8500010970   Primary     PUD            360      356        75    6.875    6/1/2006   10/1/2006    5/1/2036   2,362.71    9/1/2006
8500011480   Investor    PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036      695.7    9/1/2006
8500011714   Primary     SFR            360      358     76.98      6.5    8/1/2006   10/1/2006    7/1/2036   1,421.88    9/1/2006
8500010518   Primary     SFR            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   2,041.67    9/1/2006
8600013468   Secondary   PUD            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   2,029.53    9/1/2006
1309007853   Primary     PUD            360      360        80    6.875   10/1/2006   10/1/2006    9/1/2036   1,678.30   10/1/2006
8500011104   Investor    PUD            360      356     58.77     6.25    6/1/2006   10/1/2006    5/1/2036     333.33    9/1/2006
8500011696   Primary     SFR            360      357     77.39      6.5    7/1/2006   10/1/2006    6/1/2036   1,752.29    9/1/2006
8500011876   Primary     SFR            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   1,588.08    9/1/2006
8500011765   Primary     PUD            360      358        80        6    8/1/2006   10/1/2006    7/1/2036   1,620.00    9/1/2006
8500011880   Primary     SFR            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036     698.25    9/1/2006
1115103273   Primary     SFR            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036   1,604.19    9/1/2006
8500011497   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,092.00    9/1/2006
8500010652   Primary     PUD            360      355        80        5    5/1/2006   10/1/2006    4/1/2036     883.33    9/1/2006
8600013741   Secondary   PUD            360      358        80    7.625    8/1/2006   10/1/2006    7/1/2036   1,709.27    9/1/2006
8500011769   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036     600.42    9/1/2006
8500011786   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036     828.75    9/1/2006
8500011647   Primary     SFR            360      357     79.99    6.125    7/1/2006   10/1/2006    6/1/2036   1,142.82    9/1/2006
8500013066   Primary     SFR            360      359     61.54      6.5    9/1/2006   10/1/2006    8/1/2036   2,022.62    9/1/2006
1105114664   Primary     2-Family       360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   3,202.50    9/1/2006
1105114725   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,687.50    9/1/2006
8500010746   Secondary   PUD            360      355        60      6.5    5/1/2006   10/1/2006    4/1/2036     731.25    9/1/2006
1106000805   Primary     Condo          360      359        80     5.75    9/1/2006   10/1/2006    8/1/2036   1,625.33    9/1/2006
1105114706   Primary     SFR            360      359        75      7.5    9/1/2006   10/1/2006    8/1/2036   2,226.56    9/1/2006
1105114585   Investor    SFR            360      358     86.96    8.375    8/1/2006   10/1/2006    7/1/2036   1,520.14    9/1/2006
1330000124   Secondary   PUD            360      359     60.88        6    9/1/2006   10/1/2006    8/1/2036   1,735.00    9/1/2006
1701121670   Primary     PUD            360      358     74.06     6.75    8/1/2006   10/1/2006    7/1/2036     995.63    9/1/2006
1111002548   Primary     SFR            360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036   1,466.25   10/1/2006
8600013727   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,902.08    9/1/2006
8500012495   Primary     SFR            360      358        70    7.375    8/1/2006   10/1/2006    7/1/2036   1,716.33    9/1/2006
8500012132   Investor    SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,199.17    9/1/2006
8500010911   Investor    3-Family       360      356        65     6.75    6/1/2006   10/1/2006    5/1/2036   1,352.81    9/1/2006
8500010910   Investor    3-Family       360      356        65     6.75    6/1/2006   10/1/2006    5/1/2036   1,572.19    9/1/2006
1706102162   Secondary   PUD            360      358        70      6.5    8/1/2006   10/1/2006    7/1/2036      884.9    9/1/2006
1111002344   Primary     SFR            360      357        95     7.25    7/1/2006   10/1/2006    6/1/2036   2,496.72    9/1/2006
1105114659   Primary     SFR            360      358     78.24    5.875    8/1/2006   10/1/2006    7/1/2036   1,417.34    9/1/2006
8500011776   Primary     SFR            360      358        80        6    8/1/2006   10/1/2006    7/1/2036   1,332.00    9/1/2006
8500011695   Primary     PUD            360      358        80    6.125    8/1/2006   10/1/2006    7/1/2036   1,306.67    9/1/2006
8500013073   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,101.67    9/1/2006
8500010711   Primary     PUD            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   2,120.00    9/1/2006
1326001068   Primary     PUD            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,017.21    9/1/2006
1115103513   Primary     PUD            360      359     79.89        7    9/1/2006   10/1/2006    8/1/2036   1,761.67    9/1/2006
8500010750   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,034.96    9/1/2006
1310012390   Primary     PUD            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036     821.22    9/1/2006
8500012591   Primary     SFR            360      357     77.33    6.875    7/1/2006   10/1/2006    6/1/2036   1,462.08    9/1/2006
8500011158   Secondary   PUD            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036   1,495.41    9/1/2006
1105114500   Investor    2-Family       360      357        90    8.125    7/1/2006   10/1/2006    6/1/2036   1,328.44    9/1/2006
8500011723   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,215.00    9/1/2006
1706102334   Primary     SFR            360      360     71.21     6.25   10/1/2006   10/1/2006    9/1/2036   2,151.04   10/1/2006
8500011150   Primary     PUD            360      356        85     6.75    6/1/2006   10/1/2006    5/1/2036     993.83    9/1/2006
8500012508   Secondary   SFR            360      358      50.8     6.75    8/1/2006   10/1/2006    7/1/2036   1,171.69    9/1/2006
8500010840   Secondary   PUD            360      356        80    7.375    6/1/2006   10/1/2006    5/1/2036   1,359.78    9/1/2006
1105114397   Primary     SFR            360      357        80      6.9    7/1/2006   10/1/2006    6/1/2036   1,322.50    9/1/2006
1105114347   Primary     SFR            360      357        80     7.75    7/1/2006   10/1/2006    6/1/2036   1,033.33    9/1/2006
1105114283   Primary     Condo          360      357       100     7.75    7/1/2006   10/1/2006    6/1/2036   1,285.21    9/1/2006
8500011791   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036      787.5    9/1/2006
8500011640   Primary     PUD            360      357     79.99    6.875    7/1/2006   10/1/2006    6/1/2036   1,048.44    9/1/2006
1105114608   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,264.18    9/1/2006
1105114722   Primary     2-Family       360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   2,541.68    9/1/2006
1105115130   Primary     SFR            360      359        80    7.125    9/1/2006   10/1/2006    8/1/2036   1,087.75    9/1/2006
1105114320   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,191.21    9/1/2006
8500011806   Primary     PUD            360      357        70    6.875    7/1/2006   10/1/2006    6/1/2036   1,564.06    9/1/2006
1701123104   Primary     SFR            360      359     74.99    7.375    9/1/2006   10/1/2006    8/1/2036   1,875.09    9/1/2006
8500011616   Primary     PUD            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   1,377.02    9/1/2006
1112000687   Investor    3-Family       360      358        90     8.75    8/1/2006   10/1/2006    7/1/2036   2,460.94    9/1/2006
8500011725   Primary     SFR            360      357        80        8    7/1/2006   10/1/2006    6/1/2036   1,130.67    9/1/2006
8500011544   Investor    SFR            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   2,375.92    9/1/2006
8500011522   Primary     SFR            360      357        70    7.375    7/1/2006   10/1/2006    6/1/2036   2,074.10    9/1/2006
8500011533   Primary     3-Family       360      357        70     7.25    7/1/2006   10/1/2006    6/1/2036   3,103.90    9/1/2006
8500012581   Primary     Condo          360      357     74.91     6.25    7/1/2006   10/1/2006    6/1/2036   2,067.71    9/1/2006
8500012580   Primary     SFR            360      355     79.38      6.5    5/1/2006   10/1/2006    4/1/2036   2,085.42    9/1/2006
8500012549   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,054.17    9/1/2006
8500012525   Primary     SFR            360      358     79.97    6.625    8/1/2006   10/1/2006    7/1/2036   1,046.75    9/1/2006
1701123664   Primary     SFR            360      359     79.92        7    9/1/2006   10/1/2006    8/1/2036   1,242.50    9/1/2006
8600014760   Primary     SFR            360      360     79.96    7.375   10/1/2006   10/1/2006    9/1/2036   1,090.89   10/1/2006
8600014048   Primary     PUD            360      359     79.98     7.25    9/1/2006   10/1/2006    8/1/2036   1,038.86    9/1/2006
1707101395   Primary     SFR            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   1,237.50   10/1/2006
1316002112   Primary     PUD            360      360     79.99     6.25   10/1/2006   10/1/2006    9/1/2036     998.96   10/1/2006
8500013069   Primary     PUD            360      358     77.19    6.625    8/1/2006   10/1/2006    7/1/2036   2,668.18    9/1/2006
8500012160   Primary     3-Family       360      358     77.27    6.375    8/1/2006   10/1/2006    7/1/2036   3,712.03    9/1/2006
8500012104   Primary     SFR            360      358      73.2      6.5    8/1/2006   10/1/2006    7/1/2036   2,243.84    9/1/2006
8500011595   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,708.01    9/1/2006
8500011529   Primary     PUD            360      357        33      7.5    7/1/2006   10/1/2006    6/1/2036   1,153.70    9/1/2006
8500011520   Primary     2-Family       360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,796.86    9/1/2006
8500011515   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,331.85    9/1/2006
8500011106   Primary     Condo          360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,297.60    9/1/2006
8500011074   Primary     Condo          360      356        80    5.625    6/1/2006   10/1/2006    5/1/2036   1,563.71    9/1/2006
8500010878   Primary     PUD            360      356     79.99    6.375    6/1/2006   10/1/2006    5/1/2036     962.63    9/1/2006
8500010875   Primary     PUD            360      356        75    6.125    6/1/2006   10/1/2006    5/1/2036   1,367.12    9/1/2006
8500010744   Primary     PUD            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036     761.44    9/1/2006
8500010417   Primary     3-Family       360      355        75      7.5    5/1/2006   10/1/2006    4/1/2036   2,936.70    9/1/2006
8500010409   Primary     4-Family       360      355        80     7.25    5/1/2006   10/1/2006    4/1/2036   3,141.67    9/1/2006
8500013078   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,434.01    9/1/2006
8500013077   Primary     Condo          360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,674.83    9/1/2006
8500013076   Primary     PUD            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036      976.5    9/1/2006
8500013071   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,563.19    9/1/2006
8500013068   Primary     PUD            360      359     79.99     6.75    9/1/2006   10/1/2006    8/1/2036   2,338.88    9/1/2006
8500013067   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,479.58    9/1/2006
8500013065   Primary     2-Family       360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,422.50    9/1/2006
8500012433   Primary     SFR            360      356     78.68    6.875    6/1/2006   10/1/2006    5/1/2036   2,389.06    9/1/2006
8500012430   Investor    PUD            360      356     31.86    6.625    6/1/2006   10/1/2006    5/1/2036     971.76    9/1/2006
8500012424   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,453.50    9/1/2006
8500012421   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,245.50    9/1/2006
8500012420   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,782.92    9/1/2006
8500012419   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,954.58    9/1/2006
8500012417   Primary     SFR            360      358     72.89     6.75    8/1/2006   10/1/2006    7/1/2036   1,845.00    9/1/2006
8500012415   Primary     SFR            360      358     69.49    7.125    8/1/2006   10/1/2006    7/1/2036   2,434.38    9/1/2006
8500012413   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,137.50    9/1/2006
8500012404   Primary     SFR            360      358     47.95     6.75    8/1/2006   10/1/2006    7/1/2036   1,051.88    9/1/2006
8500012402   Investor    SFR            360      358        75      7.5    8/1/2006   10/1/2006    7/1/2036   1,701.56    9/1/2006
8500012400   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,832.92    9/1/2006
8500012399   Primary     3-Family       360      358     67.06      6.5    8/1/2006   10/1/2006    7/1/2036   3,087.50    9/1/2006
8500012397   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,597.50    9/1/2006
8500012171   Investor    SFR            360      358     68.68     6.75    8/1/2006   10/1/2006    7/1/2036   1,468.13    9/1/2006
8500012170   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,440.00    9/1/2006
8500012166   Primary     SFR            360      358     64.33    6.375    8/1/2006   10/1/2006    7/1/2036   2,050.63    9/1/2006
8500012165   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,210.00    9/1/2006
8500012164   Primary     Condo          360      358        80        7    8/1/2006   10/1/2006    7/1/2036   1,768.67    9/1/2006
8500012159   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,856.25    9/1/2006
8500012158   Primary     SFR            360      357     78.68    6.625    7/1/2006   10/1/2006    6/1/2036   2,302.19    9/1/2006
8500012156   Primary     PUD            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,169.47    9/1/2006
8500012151   Primary     SFR            360      358     79.73     6.75    8/1/2006   10/1/2006    7/1/2036   1,345.50    9/1/2006
8500012150   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,182.50    9/1/2006
8500012149   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,560.00    9/1/2006
8500012147   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,695.83    9/1/2006
8500012145   Primary     Condo          360      358     74.76     6.75    8/1/2006   10/1/2006    7/1/2036   1,156.50    9/1/2006
8500012143   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   2,065.00    9/1/2006
8500012142   Primary     SFR            360      358     72.17    6.625    8/1/2006   10/1/2006    7/1/2036   2,291.15    9/1/2006
8500012141   Primary     SFR            360      358     79.05     7.25    8/1/2006   10/1/2006    7/1/2036   1,002.92    9/1/2006
8500012130   Primary     PUD            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,824.33    9/1/2006
8500012127   Primary     PUD            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,255.78    9/1/2006
8500012125   Primary     Condo          360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,252.50    9/1/2006
8500012117   Investor    SFR            360      358     79.21        8    8/1/2006   10/1/2006    7/1/2036   1,066.67    9/1/2006
8500012116   Investor    4-Family       360      357        65        7    7/1/2006   10/1/2006    6/1/2036   2,281.83    9/1/2006
8500012112   Investor    Condo          360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,947.92    9/1/2006
8500012111   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,719.00    9/1/2006
8500012109   Primary     SFR            360      358     79.96    6.875    8/1/2006   10/1/2006    7/1/2036   2,285.94    9/1/2006
8500012106   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,460.17    9/1/2006
8500012088   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,997.50    9/1/2006
8500012086   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,316.00    9/1/2006
8500012084   Primary     SFR            360      357     66.23      6.5    7/1/2006   10/1/2006    6/1/2036   2,044.79    9/1/2006
8500012080   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,395.00    9/1/2006
8500012076   Primary     SFR            360      357     65.06     6.25    7/1/2006   10/1/2006    6/1/2036   1,473.96    9/1/2006
8500012074   Primary     Condo          360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,496.10    9/1/2006
8500012068   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,145.00    9/1/2006
8500012000   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,593.75    9/1/2006
8500011997   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   2,203.92    9/1/2006
8500011996   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,016.67    9/1/2006
8500011995   Primary     PUD            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036     745.83    9/1/2006
8500011992   Primary     PUD            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   2,166.67    9/1/2006
8500011988   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,810.83    9/1/2006
8500011984   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,832.92    9/1/2006
8500011629   Primary     PUD            360      357     78.57    6.375    7/1/2006   10/1/2006    6/1/2036     701.25    9/1/2006
8500011627   Primary     Condo          360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036   1,270.83    9/1/2006
8500011626   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036     561.46    9/1/2006
8500011619   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,470.00    9/1/2006
8500011617   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036        728    9/1/2006
8500011608   Primary     PUD            360      357     79.99      6.5    7/1/2006   10/1/2006    6/1/2036   1,075.48    9/1/2006
8500011607   Primary     SFR            360      357     79.99    6.875    7/1/2006   10/1/2006    6/1/2036   1,635.96    9/1/2006
8500011605   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036        680    9/1/2006
8500011603   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036     647.44    9/1/2006
8500011601   Primary     SFR            360      358        95    7.125    8/1/2006   10/1/2006    7/1/2036   1,043.52    9/1/2006
8500011600   Primary     SFR            360      358     71.81    6.875    8/1/2006   10/1/2006    7/1/2036   2,291.67    9/1/2006
8500011597   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,732.50    9/1/2006
8500011596   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   2,047.50    9/1/2006
8500011593   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,428.75    9/1/2006
8500011592   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,300.50    9/1/2006
8500011586   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,876.50    9/1/2006
8500011582   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,417.50    9/1/2006
8500011576   Primary     PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,148.33    9/1/2006
8500011572   Primary     SFR            360      357     79.56     6.75    7/1/2006   10/1/2006    6/1/2036   1,620.00    9/1/2006
8500011568   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,899.17    9/1/2006
8500011566   Primary     SFR            360      357     59.97     6.75    7/1/2006   10/1/2006    6/1/2036   2,165.63    9/1/2006
8500011564   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,604.17    9/1/2006
8500011563   Primary     SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   1,024.43    9/1/2006
8500011561   Investor    SFR            360      357        80     7.75    7/1/2006   10/1/2006    6/1/2036   2,247.50    9/1/2006
8500011559   Primary     Condo          360      357     64.77    6.625    7/1/2006   10/1/2006    6/1/2036   1,634.17    9/1/2006
8500011558   Primary     Condo          360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   2,322.75    9/1/2006
8500011557   Primary     4-Family       360      357        65     7.25    7/1/2006   10/1/2006    6/1/2036   2,827.50    9/1/2006
8500011556   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,431.00    9/1/2006
8500011554   Primary     SFR            360      357     77.27    7.125    7/1/2006   10/1/2006    6/1/2036   1,009.38    9/1/2006
8500011550   Primary     2-Family       360      357     55.38      6.5    7/1/2006   10/1/2006    6/1/2036   1,560.00    9/1/2006
8500011548   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,678.75    9/1/2006
8500011547   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,521.51    9/1/2006
8500011543   Primary     SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036      652.5    9/1/2006
8500011541   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,892.92    9/1/2006
8500011540   Investor    SFR            360      357        70    6.625    7/1/2006   10/1/2006    6/1/2036   2,164.17    9/1/2006
8500011535   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,913.33    9/1/2006
8500011531   Primary     2-Family       360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036     958.42    9/1/2006
8500011527   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   2,340.00    9/1/2006
8500011524   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,737.08    9/1/2006
8500011521   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   2,109.00    9/1/2006
8500011514   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,879.17    9/1/2006
8500011512   Primary     PUD            360      357        65     6.75    7/1/2006   10/1/2006    6/1/2036   1,908.56    9/1/2006
8500011510   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,417.50    9/1/2006
8500011509   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   2,272.50    9/1/2006
8500011508   Primary     SFR            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   2,148.58    9/1/2006
8500011507   Primary     SFR            360      357        75    6.875    7/1/2006   10/1/2006    6/1/2036   1,499.61    9/1/2006
8500011505   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,228.33    9/1/2006
8500011504   Primary     SFR            360      357     79.99    6.625    7/1/2006   10/1/2006    6/1/2036   1,739.89    9/1/2006
8500011503   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,065.63    9/1/2006
8500011502   Primary     Condo          360      357     64.03    6.625    7/1/2006   10/1/2006    6/1/2036   2,191.77    9/1/2006
8500011501   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,201.50    9/1/2006
8500011498   Primary     Condo          360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036      643.5    9/1/2006
8500011496   Primary     PUD            360      357     79.58    6.875    7/1/2006   10/1/2006    6/1/2036   2,389.06    9/1/2006
8500011495   Primary     Condo          360      357        75      6.5    7/1/2006   10/1/2006    6/1/2036     995.31    9/1/2006
8500011494   Primary     Condo          360      357      73.8        6    7/1/2006   10/1/2006    6/1/2036   1,310.00    9/1/2006
8500011492   Investor    PUD            360      357     60.71    6.375    7/1/2006   10/1/2006    6/1/2036   1,354.69    9/1/2006
8500011491   Primary     SFR            360      357        75    6.625    7/1/2006   10/1/2006    6/1/2036     409.92    9/1/2006
8500011489   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,161.58    9/1/2006
8500011488   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   2,097.92    9/1/2006
8500011487   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,329.17    9/1/2006
8500011486   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,943.33    9/1/2006
8500011482   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   2,103.75    9/1/2006
8500011479   Primary     SFR            360      357     79.98     6.75    7/1/2006   10/1/2006    6/1/2036   1,325.53    9/1/2006
8500011477   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,856.25    9/1/2006
8500011473   Primary     Condo          360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,026.67    9/1/2006
8500011470   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,755.00    9/1/2006
8500011465   Primary     PUD            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,603.33    9/1/2006
8500011462   Primary     SFR            360      357      66.1      6.5    7/1/2006   10/1/2006    6/1/2036   2,112.50    9/1/2006
8500011457   Primary     Condo          360      357     79.99    6.375    7/1/2006   10/1/2006    6/1/2036   1,401.97    9/1/2006
8500011415   Primary     PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   2,067.00    9/1/2006
8500011414   Primary     Condo          360      357     79.99     5.75    7/1/2006   10/1/2006    6/1/2036   1,701.76    9/1/2006
8500011411   Primary     SFR            360      357        75      6.5    7/1/2006   10/1/2006    6/1/2036   1,421.88    9/1/2006
8500011406   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036     953.33    9/1/2006
8500011404   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,282.50    9/1/2006
8500011176   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,051.39    9/1/2006
8500011173   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,078.96    9/1/2006
8500011171   Secondary   PUD            360      356        75    5.875    6/1/2006   10/1/2006    5/1/2036   1,044.13    9/1/2006
8500011162   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,601.58    9/1/2006
8500011140   Primary     Condo          360      356     79.71    6.375    6/1/2006   10/1/2006    5/1/2036   2,800.75    9/1/2006
8500011131   Primary     Condo          360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,243.71    9/1/2006
8500011130   Primary     PUD            360      356        80        7    6/1/2006   10/1/2006    5/1/2036   1,582.00    9/1/2006
8500011129   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,577.84    9/1/2006
8500011120   Primary     PUD            360      356        75      6.5    6/1/2006   10/1/2006    5/1/2036   1,748.42    9/1/2006
8500011113   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036     983.27    9/1/2006
8500011112   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,191.67    9/1/2006
8500011110   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,369.45    9/1/2006
8500011108   Primary     PUD            360      356        80    5.375    6/1/2006   10/1/2006    5/1/2036   1,413.25    9/1/2006
8500011107   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036     931.62    9/1/2006
8500011096   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,391.00    9/1/2006
8500011095   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,237.05    9/1/2006
8500011091   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,073.85    9/1/2006
8500011079   Primary     PUD            360      356        80    7.375    6/1/2006   10/1/2006    5/1/2036   1,411.08    9/1/2006
8500011073   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,148.33    9/1/2006
8500011063   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,347.67    9/1/2006
8500011062   Primary     SFR            360      356        80      7.5    6/1/2006   10/1/2006    5/1/2036   1,629.68    9/1/2006
8500011039   Primary     PUD            360      356        80    7.375    6/1/2006   10/1/2006    5/1/2036   1,690.85    9/1/2006
8500011024   Primary     Condo          360      356      62.2      6.5    6/1/2006   10/1/2006    5/1/2036   1,381.25    9/1/2006
8500011021   Investor    4-Family       360      356        35    6.875    6/1/2006   10/1/2006    5/1/2036   2,005.21    9/1/2006
8500011010   Primary     Condo          360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,612.00    9/1/2006
8500010965   Secondary   SFR            360      356        80      7.5    6/1/2006   10/1/2006    5/1/2036   1,827.48    9/1/2006
8500010962   Primary     Condo          360      356     79.06     6.25    6/1/2006   10/1/2006    5/1/2036   1,750.00    9/1/2006
8500010909   Primary     PUD            360      356        75    6.625    6/1/2006   10/1/2006    5/1/2036   1,117.96    9/1/2006
8500010908   Investor    SFR            360      356        80      7.5    6/1/2006   10/1/2006    5/1/2036   1,075.00    9/1/2006
8500010907   Investor    SFR            360      356        65    6.875    6/1/2006   10/1/2006    5/1/2036   1,396.48    9/1/2006
8500010906   Primary     SFR            360      356        80     7.25    6/1/2006   10/1/2006    5/1/2036   1,715.83    9/1/2006
8500010902   Primary     SFR            360      356        75    6.875    6/1/2006   10/1/2006    5/1/2036   2,384.77    9/1/2006
8500010900   Primary     SFR            360      356        80    7.625    6/1/2006   10/1/2006    5/1/2036   1,092.92    9/1/2006
8500010898   Primary     SFR            360      356     77.86      6.5    6/1/2006   10/1/2006    5/1/2036   1,476.04    9/1/2006
8500010887   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   2,092.50    9/1/2006
8500010884   Secondary   PUD            360      356        80     7.25    6/1/2006   10/1/2006    5/1/2036   1,227.67    9/1/2006
8500010882   Primary     PUD            360      356     79.99        6    6/1/2006   10/1/2006    5/1/2036     898.75    9/1/2006
8500010880   Primary     PUD            360      355     79.99    6.125    5/1/2006   10/1/2006    4/1/2036   1,051.46    9/1/2006
8500010876   Primary     PUD            360      355     79.99    6.125    5/1/2006   10/1/2006    4/1/2036      950.4    9/1/2006
8500010874   Primary     SFR            360      356        78     6.25    6/1/2006   10/1/2006    5/1/2036     771.88    9/1/2006
8500010871   Primary     SFR            360      356        64      6.5    6/1/2006   10/1/2006    5/1/2036   2,166.67    9/1/2006
8500010870   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,098.50    9/1/2006
8500010869   Primary     Condo          360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,689.38    9/1/2006
8500010868   Primary     SFR            360      356        80    5.625    6/1/2006   10/1/2006    5/1/2036   1,100.25    9/1/2006
8500010863   Primary     SFR            360      356        80        7    6/1/2006   10/1/2006    5/1/2036   1,516.67    9/1/2006
8500010861   Primary     PUD            360      356     79.79      7.5    6/1/2006   10/1/2006    5/1/2036   1,875.00    9/1/2006
8500010860   Primary     PUD            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,634.17    9/1/2006
8500010856   Primary     SFR            360      356        80     6.25    6/1/2006   10/1/2006    5/1/2036   2,058.33    9/1/2006
8500010855   Primary     SFR            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,013.17    9/1/2006
8500010853   Primary     PUD            360      356        80     6.25    6/1/2006   10/1/2006    5/1/2036   2,166.67    9/1/2006
8500010852   Primary     SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,214.58    9/1/2006
8500010850   Investor    SFR            360      356     52.63     6.25    6/1/2006   10/1/2006    5/1/2036   1,822.92    9/1/2006
8500010846   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036        910    9/1/2006
8500010843   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036        855    9/1/2006
8500010842   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,131.00    9/1/2006
8500010841   Primary     SFR            360      356        75    6.875    6/1/2006   10/1/2006    5/1/2036   2,041.02    9/1/2006
8500010838   Investor    3-Family       360      356     78.53     7.75    6/1/2006   10/1/2006    5/1/2036   1,653.33    9/1/2006
8500010829   Primary     SFR            360      355     79.99    6.875    5/1/2006   10/1/2006    4/1/2036   2,236.67    9/1/2006
8500010828   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,275.00    9/1/2006
8500010827   Primary     Condo          360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,516.67    9/1/2006
8500010826   Primary     SFR            360      355     76.71     6.75    5/1/2006   10/1/2006    4/1/2036   1,930.46    9/1/2006
8500010825   Primary     2-Family       360      355        70      6.5    5/1/2006   10/1/2006    4/1/2036   1,990.63    9/1/2006
8500010823   Primary     SFR            360      355        80    7.125    5/1/2006   10/1/2006    4/1/2036   2,232.50    9/1/2006
8500010822   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   2,116.49    9/1/2006
8500010819   Primary     SFR            360      355        80        7    5/1/2006   10/1/2006    4/1/2036   1,232.00    9/1/2006
8500010818   Primary     SFR            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,987.50    9/1/2006
8500010817   Primary     Condo          360      355        75     6.75    5/1/2006   10/1/2006    4/1/2036   1,750.78    9/1/2006
8500010815   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,305.00    9/1/2006
8500010814   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,299.09    9/1/2006
8500010813   Primary     PUD            360      355        80     5.25    5/1/2006   10/1/2006    4/1/2036   1,520.33    9/1/2006
8500010811   Primary     Condo          360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,000.00    9/1/2006
8500010807   Primary     SFR            360      355     72.33      6.5    5/1/2006   10/1/2006    4/1/2036   1,416.04    9/1/2006
8500010802   Primary     Condo          360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,783.63    9/1/2006
8500010800   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,002.87    9/1/2006
8500010794   Primary     PUD            360      355        80        5    5/1/2006   10/1/2006    4/1/2036   1,239.80    9/1/2006
8500010789   Investor    Condo          360      355     64.71        6    5/1/2006   10/1/2006    4/1/2036   1,045.00    9/1/2006
8500010787   Secondary   PUD            360      355        90    8.375    5/1/2006   10/1/2006    4/1/2036   2,355.94    9/1/2006
8500010784   Secondary   PUD            360      355        90    6.125    5/1/2006   10/1/2006    4/1/2036     650.16    9/1/2006
8500010781   Primary     Condo          360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,286.96    9/1/2006
8500010773   Primary     SFR            360      355        80     5.75    5/1/2006   10/1/2006    4/1/2036   1,827.34    9/1/2006
8500010772   Primary     Condo          360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,370.57    9/1/2006
8500010770   Primary     PUD            360      355        80    8.375    5/1/2006   10/1/2006    4/1/2036   1,828.54    9/1/2006
8500010768   Primary     PUD            360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,848.44    9/1/2006
8500010763   Primary     Condo          360      355        80    5.875    5/1/2006   10/1/2006    4/1/2036   1,236.51    9/1/2006
8500010760   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,500.40    9/1/2006
8500010758   Primary     PUD            360      355        95    7.875    5/1/2006   10/1/2006    4/1/2036   1,738.90    9/1/2006
8500010757   Secondary   PUD            360      355        80        6    5/1/2006   10/1/2006    4/1/2036     983.96    9/1/2006
8500010755   Primary     Condo          360      355     76.58    5.875    5/1/2006   10/1/2006    4/1/2036   1,188.60    9/1/2006
8500010752   Primary     Condo          360      355        80      5.5    5/1/2006   10/1/2006    4/1/2036   1,219.71    9/1/2006
8500010751   Secondary   PUD            360      355        80    5.875    5/1/2006   10/1/2006    4/1/2036   1,657.80    9/1/2006
8500010748   Primary     PUD            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   1,067.46    9/1/2006
8500010736   Primary     Condo          360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036     998.71    9/1/2006
8500010735   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,573.01    9/1/2006
8500010731   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,414.22    9/1/2006
8500010721   Primary     PUD            360      355        80        6    5/1/2006   10/1/2006    4/1/2036     870.36    9/1/2006
8500010705   Primary     SFR            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,314.35    9/1/2006
8500010704   Secondary   Condo          360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,046.14    9/1/2006
8500010702   Primary     PUD            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,490.18    9/1/2006
8500010687   Investor    PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,023.08    9/1/2006
8500010679   Investor    PUD            360      355     60.08    6.625    5/1/2006   10/1/2006    4/1/2036      769.6    9/1/2006
8500010678   Investor    PUD            360      355     57.72    6.625    5/1/2006   10/1/2006    4/1/2036     776.89    9/1/2006
8500010674   Investor    PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,046.60    9/1/2006
8500010668   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,431.43    9/1/2006
8500010664   Primary     PUD            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,537.44    9/1/2006
8500010659   Primary     PUD            360      355        80        6    5/1/2006   10/1/2006    4/1/2036     855.23    9/1/2006
8500010656   Primary     PUD            360      355        90    7.375    5/1/2006   10/1/2006    4/1/2036   1,838.83    9/1/2006
8500010655   Primary     PUD            360      355        80    5.875    5/1/2006   10/1/2006    4/1/2036   1,388.35    9/1/2006
8500010648   Primary     SFR            360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,282.71    9/1/2006
8500010647   Investor    PUD            360      355        80        8    5/1/2006   10/1/2006    4/1/2036   1,955.69    9/1/2006
8500010643   Investor    PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036     958.52    9/1/2006
8500010642   Primary     PUD            360      355        80    7.375    5/1/2006   10/1/2006    4/1/2036   2,119.03    9/1/2006
8500010640   Primary     SFR            360      356     60.15    5.875    6/1/2006   10/1/2006    5/1/2036   2,017.08    9/1/2006
8500010638   Primary     Condo          360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,189.38    9/1/2006
8500010637   Primary     SFR            360      355        65     6.75    5/1/2006   10/1/2006    4/1/2036   2,047.50    9/1/2006
8500010635   Primary     SFR            360      356        50    6.375    6/1/2006   10/1/2006    5/1/2036   2,125.00    9/1/2006
8500010634   Primary     SFR            360      355     61.84        6    5/1/2006   10/1/2006    4/1/2036   1,175.00    9/1/2006
8500010633   Primary     SFR            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   2,142.08    9/1/2006
8500010632   Primary     Condo          360      356     69.54     5.75    6/1/2006   10/1/2006    5/1/2036   1,509.38    9/1/2006
8500010629   Primary     SFR            360      356     78.78        6    6/1/2006   10/1/2006    5/1/2036   1,292.00    9/1/2006
8500010628   Investor    SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   2,039.58    9/1/2006
8500010621   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,543.50    9/1/2006
8500010619   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,860.83    9/1/2006
8500010617   Secondary   PUD            360      356        75    6.875    6/1/2006   10/1/2006    5/1/2036   1,680.08    9/1/2006
8500010616   Primary     SFR            360      356     73.58     7.25    6/1/2006   10/1/2006    5/1/2036   1,178.13    9/1/2006
8500010422   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,093.31    9/1/2006
8500010421   Investor    2-Family       360      355        68     7.25    5/1/2006   10/1/2006    4/1/2036   2,054.17    9/1/2006
8500010420   Investor    4-Family       360      355     57.14      6.5    5/1/2006   10/1/2006    4/1/2036   2,166.67    9/1/2006
8500010414   Primary     SFR            360      355        75     7.25    5/1/2006   10/1/2006    4/1/2036   1,042.19    9/1/2006
8500010411   Primary     SFR            360      355     68.93        6    5/1/2006   10/1/2006    4/1/2036   2,085.00    9/1/2006
8500010406   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,016.67    9/1/2006
8500010404   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   2,340.00    9/1/2006
8500010400   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,200.00    9/1/2006
8500010399   Primary     3-Family       360      355     57.02      6.5    5/1/2006   10/1/2006    4/1/2036   1,760.42    9/1/2006
8500010398   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,657.50    9/1/2006
8500010396   Primary     SFR            360      355        60      6.5    5/1/2006   10/1/2006    4/1/2036   1,381.25    9/1/2006
8500010395   Primary     SFR            360      355        70    6.625    5/1/2006   10/1/2006    4/1/2036   2,299.43    9/1/2006
8500010393   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,720.33    9/1/2006
8500010391   Primary     SFR            360      355     67.63    6.375    5/1/2006   10/1/2006    4/1/2036     998.75    9/1/2006
8500010388   Primary     SFR            360      355        75        7    5/1/2006   10/1/2006    4/1/2036   1,203.13    9/1/2006
8500010341   Primary     PUD            360      355     79.98      6.5    5/1/2006   10/1/2006    4/1/2036     709.58    9/1/2006
8500010340   Primary     PUD            360      355     79.98     7.25    5/1/2006   10/1/2006    4/1/2036   1,366.93    9/1/2006
8500012412   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,153.35    9/1/2006
8500012123   Investor    PUD            360      358     54.35    6.875    8/1/2006   10/1/2006    7/1/2036     821.16    9/1/2006
8500011615   Primary     SFR            360      357        75        7    7/1/2006   10/1/2006    6/1/2036   1,172.60    9/1/2006
8500011591   Primary     SFR            360      357     79.79    6.875    7/1/2006   10/1/2006    6/1/2036   1,478.09    9/1/2006
8500011587   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   2,384.44    9/1/2006
8500011569   Secondary   SFR            360      357     35.95    6.875    7/1/2006   10/1/2006    6/1/2036     436.86    9/1/2006
8500011536   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   2,128.95    9/1/2006
8500011523   Primary     PUD            360      357     64.94    6.375    7/1/2006   10/1/2006    6/1/2036   1,640.78    9/1/2006
8500011483   Primary     PUD            360      358     75.19    6.625    8/1/2006   10/1/2006    7/1/2036   2,561.24    9/1/2006
8500011478   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   2,102.17    9/1/2006
8500011413   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,603.34    9/1/2006
8500011124   Primary     PUD            360      356        80    6.125    6/1/2006   10/1/2006    5/1/2036     984.01    9/1/2006
8500011070   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,452.48    9/1/2006
8500010769   Primary     Condo          360      355     89.97    5.625    5/1/2006   10/1/2006    4/1/2036   1,411.68    9/1/2006
8500010742   Primary     PUD            360      355     77.62      6.5    5/1/2006   10/1/2006    4/1/2036   1,137.72    9/1/2006
8500010630   Secondary   SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,324.37    9/1/2006
8500010426   Investor    PUD            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,178.17    9/1/2006
8500010410   Primary     SFR            360      355     79.43     6.75    5/1/2006   10/1/2006    4/1/2036   2,704.65    9/1/2006
8500012168   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,968.75    9/1/2006
8500011621   Primary     PUD            360      358     77.98     5.75    8/1/2006   10/1/2006    7/1/2036     794.46    9/1/2006
8500011175   Primary     PUD            360      356        80        5    6/1/2006   10/1/2006    5/1/2036   1,196.90    9/1/2006
8500010729   Primary     SFR            360      355     63.94    6.375    5/1/2006   10/1/2006    4/1/2036     560.47    9/1/2006
8500010331   Primary     PUD            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036        689    9/1/2006
8500013072   Primary     SFR            360      358     65.41    6.375    8/1/2006   10/1/2006    7/1/2036   1,285.63    9/1/2006
8500012176   Primary     2-Family       360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,870.83    9/1/2006
8500012136   Primary     SFR            360      358     66.33    6.375    8/1/2006   10/1/2006    7/1/2036   1,726.56    9/1/2006
8500012133   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,325.00    9/1/2006
8500012119   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,920.42    9/1/2006
8500011986   Primary     SFR            360      357     79.98      6.5    7/1/2006   10/1/2006    6/1/2036   1,283.75    9/1/2006
8500011983   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,485.00    9/1/2006
8500011565   Primary     SFR            360      357     41.32    6.875    7/1/2006   10/1/2006    6/1/2036   1,432.29    9/1/2006
8500011538   Primary     Condo          360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,485.00    9/1/2006
8500010788   Primary     PUD            360      355        80     5.75    5/1/2006   10/1/2006    4/1/2036   1,431.83    9/1/2006
8500010738   Primary     Condo          360      355        80    6.125    5/1/2006   10/1/2006    4/1/2036   1,067.89    9/1/2006
8500010671   Investor    PUD            360      355        70     7.25    5/1/2006   10/1/2006    4/1/2036   1,134.99    9/1/2006
1707101247   Primary     SFR            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   2,047.50    9/1/2006
1701122999   Primary     SFR            360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   1,474.17    9/1/2006
1707100869   Primary     Condo          360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,744.58    9/1/2006
1707100843   Primary     Condo          360      358     79.99        7    8/1/2006   10/1/2006    7/1/2036   1,819.71    9/1/2006
1707100740   Primary     SFR            360      358        80     6.99    8/1/2006   10/1/2006    7/1/2036   2,292.72    9/1/2006
1707100735   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,790.75    9/1/2006
1701122865   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,369.58    9/1/2006
8500013118   Primary     SFR            360      359        80    6.999    9/1/2006   10/1/2006    8/1/2036   1,259.82    9/1/2006
8500013116   Primary     SFR            360      359     79.23    6.625    9/1/2006   10/1/2006    8/1/2036   2,302.19    9/1/2006
8500013113   Investor    SFR            360      359     57.83    6.875    9/1/2006   10/1/2006    8/1/2036   1,375.00    9/1/2006
8500013111   Investor    2-Family       360      359      62.5      6.5    9/1/2006   10/1/2006    8/1/2036   2,031.25    9/1/2006
8500013106   Primary     2-Family       360      359        70    6.999    9/1/2006   10/1/2006    8/1/2036   1,918.89    9/1/2006
8500013103   Primary     SFR            360      359        80     7.75    9/1/2006   10/1/2006    8/1/2036   2,066.67    9/1/2006
8500013102   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   1,950.75    9/1/2006
8500013100   Primary     SFR            360      359     65.58     6.75    9/1/2006   10/1/2006    8/1/2036   1,235.81    9/1/2006
8500013099   Primary     SFR            360      359        80    6.999    9/1/2006   10/1/2006    8/1/2036   2,253.68    9/1/2006
8500013095   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,540.29    9/1/2006
8500013094   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,612.08    9/1/2006
8500013092   Secondary   PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036     953.05    9/1/2006
8500013091   Primary     PUD            360      359        80    6.999    9/1/2006   10/1/2006    8/1/2036     639.24    9/1/2006
8500013087   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,645.42    9/1/2006
8500013086   Secondary   Condo          360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   1,452.38    9/1/2006
8500013080   Secondary   PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,255.83    9/1/2006
8500013079   Primary     4-Family       360      359        80     7.75    9/1/2006   10/1/2006    8/1/2036   3,487.50    9/1/2006
8500012748   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036     985.42    9/1/2006
8500012747   Investor    2-Family       360      358     67.93    6.875    8/1/2006   10/1/2006    7/1/2036   1,128.65    9/1/2006
8500012744   Primary     SFR            360      358        75    7.375    8/1/2006   10/1/2006    7/1/2036   1,673.20    9/1/2006
8500012743   Primary     SFR            360      359        80    6.999    9/1/2006   10/1/2006    8/1/2036   1,404.47    9/1/2006
8500012740   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,923.75    9/1/2006
8500012730   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,347.08    9/1/2006
8500012614   Primary     SFR            360      357        75     7.25    7/1/2006   10/1/2006    6/1/2036   2,048.13    9/1/2006
8500012611   Primary     SFR            360      358        80        7    8/1/2006   10/1/2006    7/1/2036     816.67    9/1/2006
8500012607   Primary     PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   2,274.58    9/1/2006
8500012606   Investor    SFR            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036      892.5    9/1/2006
8500012589   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,231.67    9/1/2006
8500012588   Primary     SFR            360      358     75.07    6.125    8/1/2006   10/1/2006    7/1/2036   1,628.48    9/1/2006
8500012587   Secondary   SFR            360      358     76.58    6.625    8/1/2006   10/1/2006    7/1/2036     938.54    9/1/2006
8500012584   Investor    SFR            360      358        60     6.75    8/1/2006   10/1/2006    7/1/2036        675    9/1/2006
8500012577   Primary     PUD            360      358      79.7    6.625    8/1/2006   10/1/2006    7/1/2036   1,628.09    9/1/2006
8500012570   Primary     SFR            360      358     79.43    6.375    8/1/2006   10/1/2006    7/1/2036   2,215.31    9/1/2006
8500012567   Primary     Condo          360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,252.50    9/1/2006
8500012548   Investor    SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,567.50    9/1/2006
8500012537   Primary     SFR            360      358        80    5.875    8/1/2006   10/1/2006    7/1/2036   2,029.08    9/1/2006
8500012535   Investor    SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,991.25    9/1/2006
8500012529   Investor    SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   2,310.00    9/1/2006
8500012528   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,188.33    9/1/2006
8500012527   Primary     SFR            360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036   2,083.33    9/1/2006
8500012526   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   1,200.00    9/1/2006
8500012524   Primary     SFR            360      357     75.79    6.875    7/1/2006   10/1/2006    6/1/2036        825    9/1/2006
8500012518   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,875.00    9/1/2006
8500012516   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036        825    9/1/2006
8500012511   Primary     SFR            360      358     79.75     7.25    8/1/2006   10/1/2006    7/1/2036   1,927.29    9/1/2006
8500012507   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,300.00    9/1/2006
8500012502   Primary     SFR            360      358      74.7        7    8/1/2006   10/1/2006    7/1/2036   1,080.63    9/1/2006
8500012500   Investor    SFR            360      358     74.56    7.625    8/1/2006   10/1/2006    7/1/2036   1,340.73    9/1/2006
8500012496   Secondary   SFR            360      358        70     6.75    8/1/2006   10/1/2006    7/1/2036   1,291.11    9/1/2006
8500012490   Investor    SFR            360      358        70     7.25    8/1/2006   10/1/2006    7/1/2036   1,543.65    9/1/2006
8500012487   Primary     Condo          360      358     79.99    7.125    8/1/2006   10/1/2006    7/1/2036   1,590.66    9/1/2006
8500012484   Investor    SFR            360      358     79.99    7.625    8/1/2006   10/1/2006    7/1/2036   1,499.27    9/1/2006
8500012483   Primary     Condo          360      358        75     6.75    8/1/2006   10/1/2006    7/1/2036   1,830.94    9/1/2006
8500012481   Primary     SFR            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   2,402.99    9/1/2006
8500012475   Primary     SFR            360      358     79.99    6.625    8/1/2006   10/1/2006    7/1/2036   1,557.43    9/1/2006
8500012473   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,296.67    9/1/2006
8500012472   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,116.50    9/1/2006
8500012471   Primary     SFR            360      358     79.99    6.999    8/1/2006   10/1/2006    7/1/2036   2,076.08    9/1/2006
8500012470   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,710.00    9/1/2006
8500012468   Primary     PUD            360      358        65    6.999    8/1/2006   10/1/2006    7/1/2036   2,388.41    9/1/2006
8500012464   Investor    4-Family       360      358     79.07      7.5    8/1/2006   10/1/2006    7/1/2036   3,706.25    9/1/2006
8500012463   Primary     Condo          360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,338.75    9/1/2006
8500012458   Primary     PUD            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,431.00    9/1/2006
8500012456   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,377.50    9/1/2006
8500012455   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,620.00    9/1/2006
8500012453   Primary     SFR            360      358     79.99     6.75    8/1/2006   10/1/2006    7/1/2036   2,136.94    9/1/2006
8500012452   Primary     SFR            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   2,263.01    9/1/2006
8500012394   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,076.25    9/1/2006
8500012393   Primary     PUD            360      358     79.98    6.875    8/1/2006   10/1/2006    7/1/2036   2,291.09    9/1/2006
8500012377   Secondary   SFR            360      358     48.16    6.875    8/1/2006   10/1/2006    7/1/2036     787.76    9/1/2006
8500012370   Primary     Condo          360      358     56.52     6.75    8/1/2006   10/1/2006    7/1/2036   1,462.50    9/1/2006
8500012368   Primary     SFR            360      358     77.94     6.75    8/1/2006   10/1/2006    7/1/2036   2,345.63    9/1/2006
8500012367   Primary     SFR            360      358     68.36    6.375    8/1/2006   10/1/2006    7/1/2036   2,215.31    9/1/2006
8500012365   Primary     PUD            360      358     79.99     6.25    8/1/2006   10/1/2006    7/1/2036   2,043.75    9/1/2006
8500012364   Primary     SFR            360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036   1,291.67    9/1/2006
8500012363   Primary     SFR            360      358     51.61    6.625    8/1/2006   10/1/2006    7/1/2036   2,208.33    9/1/2006
8500012362   Primary     PUD            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,150.00    9/1/2006
8500012359   Primary     Condo          360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,280.83    9/1/2006
8500012356   Primary     SFR            360      358     62.88     6.75    8/1/2006   10/1/2006    7/1/2036   2,334.38    9/1/2006
8500012355   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,836.00    9/1/2006
8500012352   Primary     SFR            360      358     79.99    6.625    8/1/2006   10/1/2006    7/1/2036   1,412.78    9/1/2006
8500012350   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,250.42    9/1/2006
8500012349   Primary     SFR            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,062.50    9/1/2006
8500012272   Primary     SFR            360      358     33.72    6.875    8/1/2006   10/1/2006    7/1/2036   1,489.58    9/1/2006
8500012269   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,306.25    9/1/2006
8500012258   Primary     PUD            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,794.58    9/1/2006
8500012255   Primary     PUD            360      358        70    7.125    8/1/2006   10/1/2006    7/1/2036     964.25    9/1/2006
8500012233   Primary     PUD            360      358     61.32      6.5    8/1/2006   10/1/2006    7/1/2036   1,760.42    9/1/2006
8500012226   Investor    SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   1,548.75    9/1/2006
8500012225   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,777.50    9/1/2006
8500012224   Primary     SFR            360      358     42.76      6.5    8/1/2006   10/1/2006    7/1/2036   1,760.42    9/1/2006
8500012223   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,535.42    9/1/2006
8500012220   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,361.25    9/1/2006
8500012218   Investor    SFR            360      358     66.38    6.625    8/1/2006   10/1/2006    7/1/2036   1,722.50    9/1/2006
8500012216   Primary     SFR            360      358     76.16    6.625    8/1/2006   10/1/2006    7/1/2036   2,302.19    9/1/2006
8500012210   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,044.92    9/1/2006
8500012209   Primary     PUD            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   1,470.00    9/1/2006
8500012204   Primary     SFR            360      358     79.25    6.375    8/1/2006   10/1/2006    7/1/2036   1,684.06    9/1/2006
8500012031   Primary     Condo          360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,824.17    9/1/2006
8500012030   Primary     2-Family       360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   2,875.83    9/1/2006
8500012025   Primary     SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036     998.55    9/1/2006
8500012021   Primary     SFR            360      358     78.68    7.125    8/1/2006   10/1/2006    7/1/2036   2,475.94    9/1/2006
8500012016   Primary     PUD            360      358     79.99        7    8/1/2006   10/1/2006    7/1/2036   1,492.75    9/1/2006
8500012012   Primary     PUD            360      358     79.72    7.875    8/1/2006   10/1/2006    7/1/2036   1,496.25    9/1/2006
8500012011   Primary     PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,210.00    9/1/2006
8500012009   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,484.34    9/1/2006
8500012005   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036     990.92    9/1/2006
8500012004   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,586.20    9/1/2006
8500012003   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,307.92    9/1/2006
8500011981   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,300.00    9/1/2006
8500011980   Primary     PUD            360      358        80    7.625    8/1/2006   10/1/2006    7/1/2036   2,209.98    9/1/2006
8500011977   Investor    SFR            360      356        80        7    6/1/2006   10/1/2006    5/1/2036   1,708.00    9/1/2006
8500011973   Investor    SFR            360      358      60.9     7.25    8/1/2006   10/1/2006    7/1/2036   1,147.92    9/1/2006
8500011972   Investor    SFR            360      358     79.98      7.5    8/1/2006   10/1/2006    7/1/2036   1,695.63    9/1/2006
8500011971   Investor    SFR            360      358     79.88      7.5    8/1/2006   10/1/2006    7/1/2036   1,237.50    9/1/2006
8500011966   Primary     SFR            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   2,159.00    9/1/2006
8500011964   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,619.55    9/1/2006
8500011955   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,776.13    9/1/2006
8500011954   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,321.67    9/1/2006
8500011951   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,638.50    9/1/2006
8500011950   Investor    SFR            360      358        80    7.625    8/1/2006   10/1/2006    7/1/2036   2,287.50    9/1/2006
8500011948   Primary     SFR            360      358     79.43    6.999    8/1/2006   10/1/2006    7/1/2036   2,432.15    9/1/2006
8500011947   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,672.92    9/1/2006
8500011938   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,222.92    9/1/2006
8500011935   Primary     SFR            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   2,426.32    9/1/2006
8500011934   Investor    SFR            360      358     68.44    6.375    8/1/2006   10/1/2006    7/1/2036   1,636.25    9/1/2006
8500011933   Investor    3-Family       360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   2,050.00    9/1/2006
8500011932   Primary     SFR            360      358     79.43    6.999    8/1/2006   10/1/2006    7/1/2036   2,432.15    9/1/2006
8500011929   Investor    SFR            360      358     57.97    6.375    8/1/2006   10/1/2006    7/1/2036   2,125.00    9/1/2006
8500011925   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036        945    9/1/2006
8500011924   Primary     PUD            360      358        80    6.999    8/1/2006   10/1/2006    7/1/2036   2,309.67    9/1/2006
8500011922   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,643.33    9/1/2006
8500011920   Primary     SFR            360      358     79.99    6.625    8/1/2006   10/1/2006    7/1/2036      993.2    9/1/2006
8500011915   Primary     SFR            360      357        75      7.5    7/1/2006   10/1/2006    6/1/2036     660.94    9/1/2006
8500011913   Primary     SFR            360      358     73.85     7.25    8/1/2006   10/1/2006    7/1/2036     892.35    9/1/2006
8500011911   Primary     SFR            360      357     75.67        6    7/1/2006   10/1/2006    6/1/2036     537.25    9/1/2006
8500011909   Primary     SFR            360      357     77.37     6.25    7/1/2006   10/1/2006    6/1/2036   1,148.44    9/1/2006
8500011907   Primary     SFR            360      358     73.39    6.375    8/1/2006   10/1/2006    7/1/2036     869.39    9/1/2006
8500011888   Primary     SFR            360      357     70.38     6.75    7/1/2006   10/1/2006    6/1/2036   1,049.06    9/1/2006
8500011886   Primary     PUD            360      357        80        6    7/1/2006   10/1/2006    6/1/2036   1,332.00    9/1/2006
8500011878   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036      609.5    9/1/2006
8500011875   Primary     SFR            360      355        80     7.75    5/1/2006   10/1/2006    4/1/2036     749.17    9/1/2006
8500011871   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036        825    9/1/2006
8500011869   Primary     PUD            360      357     79.96        6    7/1/2006   10/1/2006    6/1/2036   1,288.00    9/1/2006
8500011804   Primary     SFR            360      357        75     7.25    7/1/2006   10/1/2006    6/1/2036     688.75    9/1/2006
8500011802   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036      517.5    9/1/2006
8500011795   Primary     SFR            360      357        80    6.125    7/1/2006   10/1/2006    6/1/2036     469.58    9/1/2006
8500011792   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,024.25    9/1/2006
8500011783   Primary     PUD            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,375.00    9/1/2006
8500011782   Primary     SFR            360      357        95    7.375    7/1/2006   10/1/2006    6/1/2036   1,290.32    9/1/2006
8500011781   Primary     SFR            360      357        80    8.125    7/1/2006   10/1/2006    6/1/2036     750.21    9/1/2006
8500011780   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036     736.25    9/1/2006
8500011778   Primary     Condo          360      358        95        6    8/1/2006   10/1/2006    7/1/2036     845.25    9/1/2006
8500011773   Primary     SFR            360      357        80        6    7/1/2006   10/1/2006    6/1/2036        420    9/1/2006
8500011772   Primary     SFR            360      358        80    6.125    8/1/2006   10/1/2006    7/1/2036   1,837.50    9/1/2006
8500011770   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,054.17    9/1/2006
8500011768   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036     923.54    9/1/2006
8500011767   Primary     SFR            360      357     79.14     6.25    7/1/2006   10/1/2006    6/1/2036   1,442.71    9/1/2006
8500011766   Primary     SFR            360      356      73.6        6    6/1/2006   10/1/2006    5/1/2036        920    9/1/2006
8500011763   Primary     SFR            360      358        80        6    8/1/2006   10/1/2006    7/1/2036        800    9/1/2006
8500011762   Primary     SFR            360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036        875    9/1/2006
8500011759   Primary     PUD            360      357        80        6    7/1/2006   10/1/2006    6/1/2036   2,240.00    9/1/2006
8500011758   Primary     SFR            360      357        80    6.125    7/1/2006   10/1/2006    6/1/2036        735    9/1/2006
8500011757   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036     750.83    9/1/2006
8500011756   Primary     PUD            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,079.17    9/1/2006
8500011755   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036     843.33    9/1/2006
8500011750   Primary     SFR            360      357        80    8.125    7/1/2006   10/1/2006    6/1/2036     509.17    9/1/2006
8500011745   Primary     PUD            360      358        80        7    8/1/2006   10/1/2006    7/1/2036   1,820.00    9/1/2006
8500011744   Primary     SFR            360      357     62.02    6.125    7/1/2006   10/1/2006    6/1/2036   1,566.98    9/1/2006
8500011740   Investor    SFR            360      357     73.95    6.875    7/1/2006   10/1/2006    6/1/2036     910.94    9/1/2006
8500011739   Primary     2-Family       360      357     75.09    6.125    7/1/2006   10/1/2006    6/1/2036   2,031.46    9/1/2006
8500011734   Primary     SFR            360      358     94.03        7    8/1/2006   10/1/2006    7/1/2036     844.67    9/1/2006
8500011732   Primary     SFR            360      358     68.39        6    8/1/2006   10/1/2006    7/1/2036   1,487.38    9/1/2006
8500011727   Primary     SFR            360      357     79.57    6.875    7/1/2006   10/1/2006    6/1/2036     893.03    9/1/2006
8500011722   Primary     SFR            360      357        90    6.875    7/1/2006   10/1/2006    6/1/2036     799.22    9/1/2006
8500011719   Primary     SFR            360      357        75    7.375    7/1/2006   10/1/2006    6/1/2036   1,387.42    9/1/2006
8500011718   Primary     SFR            360      357     65.33     7.75    7/1/2006   10/1/2006    6/1/2036   1,679.17    9/1/2006
8500011716   Primary     SFR            360      357     63.53     6.25    7/1/2006   10/1/2006    6/1/2036   2,001.82    9/1/2006
8500011715   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,060.00    9/1/2006
8500011712   Primary     SFR            360      358        75    6.625    8/1/2006   10/1/2006    7/1/2036   1,904.69    9/1/2006
8500011711   Primary     SFR            360      358        80        8    8/1/2006   10/1/2006    7/1/2036     810.67    9/1/2006
8500011710   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,166.67    9/1/2006
8500011705   Investor    SFR            360      358     52.76     6.75    8/1/2006   10/1/2006    7/1/2036     516.38    9/1/2006
8500011703   Primary     PUD            360      357        80        6    7/1/2006   10/1/2006    6/1/2036   1,660.00    9/1/2006
8500011700   Primary     SFR            360      357     79.99        8    7/1/2006   10/1/2006    6/1/2036        563    9/1/2006
8500011698   Primary     SFR            360      357        75     7.25    7/1/2006   10/1/2006    6/1/2036      652.5    9/1/2006
8500011697   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,524.52    9/1/2006
8500011693   Primary     Condo          360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,280.00    9/1/2006
8500011690   Primary     SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   2,416.67    9/1/2006
8500011688   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,625.33    9/1/2006
8500011681   Primary     PUD            360      357     73.75     6.75    7/1/2006   10/1/2006    6/1/2036   1,659.38    9/1/2006
8500011662   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,665.00    9/1/2006
8500011654   Primary     PUD            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,395.83    9/1/2006
8500011652   Primary     SFR            360      357     74.43    6.625    7/1/2006   10/1/2006    6/1/2036   2,169.69    9/1/2006
8500011651   Primary     2-Family       360      357     79.99    6.625    7/1/2006   10/1/2006    6/1/2036   1,324.45    9/1/2006
8500011646   Primary     SFR            360      357        80    6.125    7/1/2006   10/1/2006    6/1/2036   1,461.83    9/1/2006
8500011645   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,355.00    9/1/2006
8500011644   Primary     PUD            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,009.67    9/1/2006
8500011641   Primary     SFR            360      357      53.5      6.5    7/1/2006   10/1/2006    6/1/2036   1,159.17    9/1/2006
8500011639   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,832.88    9/1/2006
8500011638   Primary     PUD            360      357     73.91      6.5    7/1/2006   10/1/2006    6/1/2036   1,445.17    9/1/2006
8500011635   Primary     SFR            360      357        70     6.75    7/1/2006   10/1/2006    6/1/2036   1,673.04    9/1/2006
8500011454   Primary     PUD            360      357     79.99    6.125    7/1/2006   10/1/2006    6/1/2036   2,120.27    9/1/2006
8500011440   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,122.92    9/1/2006
8500011438   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,787.50    9/1/2006
8500011427   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,844.79    9/1/2006
8500011425   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   2,210.00    9/1/2006
8500011424   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036     996.88    9/1/2006
8500011402   Primary     SFR            360      357        65        8    7/1/2006   10/1/2006    6/1/2036   2,773.33    9/1/2006
8500011400   Secondary   SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   1,256.67    9/1/2006
8500011399   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,343.33    9/1/2006
8500011397   Primary     2-Family       360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   2,545.75    9/1/2006
8500011396   Investor    SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036      962.5    9/1/2006
8500011392   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,742.00    9/1/2006
8500011391   Investor    SFR            360      357     34.29      6.5    7/1/2006   10/1/2006    6/1/2036        650    9/1/2006
8500011385   Primary     SFR            360      357     79.99     6.75    7/1/2006   10/1/2006    6/1/2036   1,711.41    9/1/2006
8500011384   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,892.92    9/1/2006
8500011379   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   2,115.00    9/1/2006
8500011378   Primary     SFR            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036   1,686.25    9/1/2006
8500011376   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,856.25    9/1/2006
8500011372   Investor    SFR            360      357        65    7.125    7/1/2006   10/1/2006    6/1/2036   1,852.50    9/1/2006
8500011370   Primary     PUD            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,633.67    9/1/2006
8500011369   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,904.00    9/1/2006
8500011367   Investor    SFR            360      357     25.41    6.375    7/1/2006   10/1/2006    6/1/2036      688.5    9/1/2006
8500011365   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,955.00    9/1/2006
8500011362   Primary     SFR            360      357     76.89    6.999    7/1/2006   10/1/2006    6/1/2036   2,309.67    9/1/2006
8500011361   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,879.17    9/1/2006
8500011360   Primary     SFR            360      357     72.46     7.25    7/1/2006   10/1/2006    6/1/2036   1,510.42    9/1/2006
8500011355   Primary     SFR            360      357     79.99    6.999    7/1/2006   10/1/2006    6/1/2036   1,520.53    9/1/2006
8500011354   Primary     PUD            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   2,015.83    9/1/2006
8500011353   Primary     SFR            360      357     71.43    6.375    7/1/2006   10/1/2006    6/1/2036   1,859.38    9/1/2006
8500011350   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   1,140.00    9/1/2006
8500011349   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,627.08    9/1/2006
8500011340   Primary     Condo          360      357     65.94    6.375    7/1/2006   10/1/2006    6/1/2036   2,098.44    9/1/2006
8500011339   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,950.00    9/1/2006
8500011285   Investor    SFR            360      356     79.97    7.625    6/1/2006   10/1/2006    5/1/2036     493.72    9/1/2006
8500011284   Primary     SFR            360      357     67.17      6.5    7/1/2006   10/1/2006    6/1/2036   1,928.33    9/1/2006
8500011275   Investor    SFR            360      356     58.15    6.625    6/1/2006   10/1/2006    5/1/2036   1,380.21    9/1/2006
8500011267   Primary     SFR            360      357     79.99     6.75    7/1/2006   10/1/2006    6/1/2036   1,143.56    9/1/2006
8500011266   Investor    PUD            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036      797.5    9/1/2006
8500011262   Primary     SFR            360      356        80     6.25    6/1/2006   10/1/2006    5/1/2036   1,770.83    9/1/2006
8500011261   Primary     SFR            360      357     26.19     6.25    7/1/2006   10/1/2006    6/1/2036     604.17    9/1/2006
8500011251   Investor    SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,122.92    9/1/2006
8500011245   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,822.50    9/1/2006
8500011064   Primary     PUD            360      356        80        7    6/1/2006   10/1/2006    5/1/2036   1,532.86    9/1/2006
8500011015   Primary     SFR            360      356        80    7.875    6/1/2006   10/1/2006    5/1/2036   1,581.64    9/1/2006
8500011011   Primary     Condo          360      355        80    7.125    5/1/2006   10/1/2006    4/1/2036   2,446.25    9/1/2006
8500010990   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,439.33    9/1/2006
8500010980   Investor    SFR            360      356        70     7.25    6/1/2006   10/1/2006    5/1/2036   2,431.77    9/1/2006
8500010749   Investor    PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,629.96    9/1/2006
8500010554   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   2,016.67    9/1/2006
8500010552   Primary     SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,528.83    9/1/2006
8500010548   Investor    SFR            360      355        80     7.25    5/1/2006   10/1/2006    4/1/2036   1,836.67    9/1/2006
8500010543   Primary     SFR            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,855.00    9/1/2006
8500010523   Primary     2-Family       360      355     49.91    5.875    5/1/2006   10/1/2006    4/1/2036   1,405.10    9/1/2006
8500010521   Primary     SFR            360      355        80    6.999    5/1/2006   10/1/2006    4/1/2036   1,726.42    9/1/2006
8500010517   Primary     SFR            360      355        80    6.999    5/1/2006   10/1/2006    4/1/2036   1,577.11    9/1/2006
8500010516   Primary     SFR            360      355     67.05    6.375    5/1/2006   10/1/2006    4/1/2036   1,567.19    9/1/2006
8500010514   Primary     PUD            360      355     79.99      6.5    5/1/2006   10/1/2006    4/1/2036   2,029.63    9/1/2006
8500010513   Primary     SFR            360      355        70     6.75    5/1/2006   10/1/2006    4/1/2036   1,712.81    9/1/2006
8500010511   Primary     2-Family       360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   2,383.33    9/1/2006
8500010505   Primary     SFR            360      355     77.94    6.375    5/1/2006   10/1/2006    4/1/2036   2,215.31    9/1/2006
8500010504   Primary     SFR            360      355     79.43    6.875    5/1/2006   10/1/2006    4/1/2036   2,389.06    9/1/2006
8500010503   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,625.00    9/1/2006
8500010502   Primary     SFR            360      355     79.99    6.875    5/1/2006   10/1/2006    4/1/2036   1,584.11    9/1/2006
8500010497   Primary     SFR            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,937.00    9/1/2006
8500010495   Primary     SFR            360      355        80    7.625    5/1/2006   10/1/2006    4/1/2036   1,870.67    9/1/2006
8500010431   Primary     SFR            360      355        75        6    5/1/2006   10/1/2006    4/1/2036   1,256.25    9/1/2006
8500010429   Primary     SFR            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,974.79    9/1/2006
8500010428   Primary     SFR            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,232.25    9/1/2006
8500010425   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,720.33    9/1/2006
8500010424   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,629.00    9/1/2006
8500010316   Primary     SFR            360      355        80     7.25    5/1/2006   10/1/2006    4/1/2036   2,078.33    9/1/2006
8500010313   Primary     PUD            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036     649.91    9/1/2006
8500010310   Primary     2-Family       360      355        80        7    5/1/2006   10/1/2006    4/1/2036   2,417.33    9/1/2006
8500010297   Primary     SFR            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,210.50    9/1/2006
8500010293   Primary     SFR            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,733.33    9/1/2006
8500010292   Primary     PUD            360      355        80        8    5/1/2006   10/1/2006    4/1/2036   2,400.00    9/1/2006
8500010291   Primary     SFR            360      355        80      7.5    5/1/2006   10/1/2006    4/1/2036   1,537.50    9/1/2006
8500010290   Primary     SFR            360      355     79.99        7    5/1/2006   10/1/2006    4/1/2036   1,959.71    9/1/2006
1323001670   Investor    PUD            360      358        80     8.75    8/1/2006   10/1/2006    7/1/2036     996.99    9/1/2006
8500012600   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,166.67    9/1/2006
8500012599   Primary     SFR            360      358     79.99        6    8/1/2006   10/1/2006    7/1/2036   1,199.50    9/1/2006
8500012569   Primary     Condo          360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,552.50    9/1/2006
8500012541   Primary     PUD            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,687.50    9/1/2006
8500012532   Primary     PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,707.33    9/1/2006
8500012392   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,378.00    9/1/2006
8500012390   Primary     2-Family       360      358        80        8    8/1/2006   10/1/2006    7/1/2036   1,866.67    9/1/2006
8500012028   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,720.34    9/1/2006
8500011451   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,993.75    9/1/2006
8500011450   Primary     PUD            360      357     78.53      6.5    7/1/2006   10/1/2006    6/1/2036   2,258.75    9/1/2006
8500011343   Primary     SFR            360      357     79.42     6.75    7/1/2006   10/1/2006    6/1/2036   2,300.63    9/1/2006
8500010556   Primary     SFR            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,617.92    9/1/2006
8500010551   Primary     SFR            360      355     79.12      6.5    5/1/2006   10/1/2006    4/1/2036   1,950.00    9/1/2006
8500012497   Primary     SFR            360      358        70     7.25    8/1/2006   10/1/2006    7/1/2036   1,886.22    9/1/2006
8500012491   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,728.71    9/1/2006
8500012395   Primary     PUD            360      358     79.99    7.125    8/1/2006   10/1/2006    7/1/2036   1,411.10    9/1/2006
8500012378   Investor    3-Family       360      358      53.7      7.5    8/1/2006   10/1/2006    7/1/2036   3,146.47    9/1/2006
8500012343   Investor    PUD            360      358        80    7.625    8/1/2006   10/1/2006    7/1/2036   1,089.44    9/1/2006
8500012274   Primary     SFR            360      358        70    7.375    8/1/2006   10/1/2006    7/1/2036   1,885.54    9/1/2006
8500012267   Primary     SFR            360      358     79.96    8.875    8/1/2006   10/1/2006    7/1/2036     596.73    9/1/2006
8500012257   Primary     PUD            360      358        70    8.125    8/1/2006   10/1/2006    7/1/2036   1,637.21    9/1/2006
8500012251   Investor    4-Family       360      358        60    6.875    8/1/2006   10/1/2006    7/1/2036   1,576.63    9/1/2006
8500012235   Investor    SFR            360      358        70     6.75    8/1/2006   10/1/2006    7/1/2036   1,305.30    9/1/2006
8500012027   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036     764.04    9/1/2006
8500012026   Primary     PUD            360      357     78.69      7.5    7/1/2006   10/1/2006    6/1/2036   1,348.09    9/1/2006
8500011999   Primary     Condo          360      358        80        7    8/1/2006   10/1/2006    7/1/2036   1,703.17    9/1/2006
8500011975   Primary     Condo          360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,177.85    9/1/2006
8500011919   Primary     PUD            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,561.24    9/1/2006
8500010786   Primary     PUD            360      355        80     7.75    5/1/2006   10/1/2006    4/1/2036   1,764.17    9/1/2006
8500010515   Primary     SFR            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,248.97    9/1/2006
8500010499   Investor    3-Family       360      355        80    7.875    5/1/2006   10/1/2006    4/1/2036   2,389.83    9/1/2006
8500010317   Primary     SFR            360      355        80    7.375    5/1/2006   10/1/2006    4/1/2036   1,210.06    9/1/2006
8500012593   Primary     SFR            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,250.00    9/1/2006
8500012546   Primary     SFR            360      358     77.37    6.375    8/1/2006   10/1/2006    7/1/2036   2,215.31    9/1/2006
8500012506   Primary     2-Family       360      358        70     6.75    8/1/2006   10/1/2006    7/1/2036   1,693.13    9/1/2006
8500012382   Primary     PUD            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,358.50    9/1/2006
8500012264   Primary     SFR            360      358        80    8.875    8/1/2006   10/1/2006    7/1/2036      608.8    9/1/2006
8500011940   Primary     SFR            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,300.50    9/1/2006
8500011906   Primary     SFR            360      357        80    5.875    7/1/2006   10/1/2006    6/1/2036     736.33    9/1/2006
8500011885   Primary     SFR            360      358     79.63    5.875    8/1/2006   10/1/2006    7/1/2036      526.3    9/1/2006
8500011872   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   2,048.75    9/1/2006
8500011796   Primary     Condo          360      357        80    5.875    7/1/2006   10/1/2006    6/1/2036   1,527.50    9/1/2006
8500011794   Primary     SFR            360      357     69.77    6.625    7/1/2006   10/1/2006    6/1/2036      662.5    9/1/2006
8500011790   Primary     SFR            360      354        80      6.5    4/1/2006   10/1/2006    3/1/2036   1,841.67    9/1/2006
8500011788   Primary     SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   1,879.50    9/1/2006
8500011747   Primary     SFR            360      357     79.99        6    7/1/2006   10/1/2006    6/1/2036      839.5    9/1/2006
8500011742   Primary     SFR            360      357     60.94    5.875    7/1/2006   10/1/2006    6/1/2036     954.69    9/1/2006
8500011741   Primary     SFR            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036   2,299.17    9/1/2006
8500011735   Primary     SFR            360      357        90    5.875    7/1/2006   10/1/2006    6/1/2036     616.88    9/1/2006
8500011720   Primary     PUD            360      357     79.97        6    7/1/2006   10/1/2006    6/1/2036   1,987.38    9/1/2006
8500011704   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036        995    9/1/2006
8500011702   Investor    Condo          360      357     73.57    5.875    7/1/2006   10/1/2006    6/1/2036     745.64    9/1/2006
8500011664   Primary     Condo          360      354        80    5.875    4/1/2006   10/1/2006    3/1/2036   1,915.25    9/1/2006
8500011034   Investor    SFR            360      356        70    6.375    6/1/2006   10/1/2006    5/1/2036   1,580.47    9/1/2006
8500011033   Investor    SFR            360      356        80      6.5    6/1/2006   10/1/2006    5/1/2036   1,213.33    9/1/2006
8500011031   Primary     PUD            360      356        75      6.5    6/1/2006   10/1/2006    5/1/2036   1,056.25    9/1/2006
8500011027   Primary     SFR            360      356        70      6.5    6/1/2006   10/1/2006    5/1/2036   1,233.91    9/1/2006
8500011025   Investor    SFR            360      356        70    5.875    6/1/2006   10/1/2006    5/1/2036   1,357.13    9/1/2006
8500011022   Investor    SFR            360      356     37.78    5.999    6/1/2006   10/1/2006    5/1/2036   1,699.72    9/1/2006
8500011017   Secondary   SFR            360      356        70      6.5    6/1/2006   10/1/2006    5/1/2036   1,606.53    9/1/2006
8500011009   Investor    SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,462.50    9/1/2006
8500010434   Primary     SFR            360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,196.00    9/1/2006
8500010432   Primary     Condo          360      355     54.95    5.875    5/1/2006   10/1/2006    4/1/2036     489.58    9/1/2006
8500009459   Primary     SFR            360      352        80     8.25    2/1/2006   10/1/2006    1/1/2036   2,475.00    9/1/2006
8500012739   Primary     SFR            360      358        56     6.25    8/1/2006   10/1/2006    7/1/2036   1,896.41    9/1/2006
8500012519   Investor    SFR            360      358        80      8.5    8/1/2006   10/1/2006    7/1/2036     781.22    9/1/2006
8500012509   Primary     SFR            360      358        80    8.125    8/1/2006   10/1/2006    7/1/2036     641.52    9/1/2006
8500012504   Investor    SFR            360      356        80    9.125    6/1/2006   10/1/2006    5/1/2036     761.56    9/1/2006
8500012494   Investor    4-Family       360      358        80    8.375    8/1/2006   10/1/2006    7/1/2036   1,985.31    9/1/2006
8500012376   Primary     PUD            360      358     63.69     6.75    8/1/2006   10/1/2006    7/1/2036   1,491.78    9/1/2006
8500012275   Primary     4-Family       360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,221.11    9/1/2006
8500012019   Primary     Condo          360      358     80.26     6.25    8/1/2006   10/1/2006    7/1/2036   1,526.98    9/1/2006
8500011019   Primary     SFR            360      356        70     6.25    6/1/2006   10/1/2006    5/1/2036   1,655.05    9/1/2006
8500010314   Primary     SFR            360      355     76.45    6.375    5/1/2006   10/1/2006    4/1/2036   1,559.67    9/1/2006
8500010308   Primary     PUD            360      355     79.99    6.375    5/1/2006   10/1/2006    4/1/2036   1,426.79    9/1/2006
8500010988   Primary     SFR            360      356        80     6.99    6/1/2006   10/1/2006    5/1/2036   2,229.19    9/1/2006
8500010327   Primary     SFR            360      355        80     6.25    5/1/2006   10/1/2006    4/1/2036   1,858.33    9/1/2006
8500010321   Primary     SFR            360      355     78.68    6.375    5/1/2006   10/1/2006    4/1/2036   2,215.31    9/1/2006
8500010312   Primary     SFR            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,430.00    9/1/2006
8500012515   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,147.50    9/1/2006
8500012503   Primary     PUD            360      358        80     6.25    8/1/2006   10/1/2006    7/1/2036     956.25    9/1/2006
8500012262   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   2,049.33    9/1/2006
8500012248   Investor    SFR            360      358        70     6.75    8/1/2006   10/1/2006    7/1/2036   1,771.88    9/1/2006
8500012115   Investor    SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   2,100.00    9/1/2006
8500011961   Primary     SFR            360      358     63.87    6.375    8/1/2006   10/1/2006    7/1/2036   1,577.81    9/1/2006
8500011960   Primary     SFR            360      358     79.95      6.8    8/1/2006   10/1/2006    7/1/2036   2,363.00    9/1/2006
8500011939   Primary     SFR            360      358     76.75    6.625    8/1/2006   10/1/2006    7/1/2036   2,150.36    9/1/2006
8500011443   Investor    SFR            360      357        70    7.375    7/1/2006   10/1/2006    6/1/2036   2,409.17    9/1/2006
8500011280   Primary     Condo          360      356     52.48     6.75    6/1/2006   10/1/2006    5/1/2036   1,490.63    9/1/2006
8500011278   Primary     SFR            360      357     77.82    6.625    7/1/2006   10/1/2006    6/1/2036   2,169.69    9/1/2006
8500011269   Investor    SFR            360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036        608    9/1/2006
8500011268   Investor    Condo          360      356        80    7.125    6/1/2006   10/1/2006    5/1/2036        608    9/1/2006
8500010525   Primary     2-Family       360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   2,188.33    9/1/2006
8500012492   Investor    SFR            360      358     39.42      6.5    8/1/2006   10/1/2006    7/1/2036   1,706.58    9/1/2006
8500012271   Primary     SFR            360      358     61.38      6.5    8/1/2006   10/1/2006    7/1/2036   1,738.19    9/1/2006
8500012268   Primary     SFR            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,197.83    9/1/2006
8500012240   Investor    Condo          360      358     38.61    6.875    8/1/2006   10/1/2006    7/1/2036   1,281.01    9/1/2006
1330000077   Primary     SFR            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,073.13    9/1/2006
1330000075   Primary     SFR            360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   1,520.83    9/1/2006
1328000230   Primary     SFR            360      359       100    7.625    9/1/2006   10/1/2006    8/1/2036   1,255.27    9/1/2006
1327000325   Primary     PUD            360      360        80    6.125   10/1/2006   10/1/2006    9/1/2036     755.42   10/1/2006
1326001084   Primary     PUD            360      358     76.74        6    8/1/2006   10/1/2006    7/1/2036      552.5    9/1/2006
1326001021   Primary     PUD            360      357     79.27    6.125    7/1/2006   10/1/2006    6/1/2036   1,213.77    9/1/2006
1326001000   Primary     PUD            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036     802.51    9/1/2006
1326000798   Primary     PUD            360      357     79.99     6.25    7/1/2006   10/1/2006    6/1/2036     910.94    9/1/2006
1323001857   Primary     SFR            360      360       100    7.625   10/1/2006   10/1/2006    9/1/2036     991.25   10/1/2006
1323001644   Primary     SFR            360      358        80    6.125    8/1/2006   10/1/2006    7/1/2036     918.75    9/1/2006
1323001510   Primary     PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036     710.81    9/1/2006
1323001412   Primary     SFR            360      357       100    6.375    7/1/2006   10/1/2006    6/1/2036        935    9/1/2006
1316001824   Primary     PUD            360      360     79.99    6.125   10/1/2006   10/1/2006    9/1/2036   1,648.90   10/1/2006
1315003243   Primary     Condo          360      357     79.99      6.5    7/1/2006   10/1/2006    6/1/2036   1,667.79    9/1/2006
1312004499   Primary     SFR            360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036   1,228.25   10/1/2006
1312004470   Primary     SFR            360      359        80     6.25    9/1/2006   10/1/2006    8/1/2036   1,000.00    9/1/2006
1312004404   Primary     Condo          360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036     529.56    9/1/2006
1312004389   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,395.00    9/1/2006
1311005136   Primary     PUD            360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036      688.5   10/1/2006
1309008669   Primary     PUD            360      357        80    6.125    7/1/2006   10/1/2006    6/1/2036     775.83    9/1/2006
1309008596   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036     834.77    9/1/2006
1308004752   Primary     PUD            360      360        80    6.125   10/1/2006   10/1/2006    9/1/2036   1,130.06   10/1/2006
1304007697   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,035.67    9/1/2006
1105114324   Primary     SFR            360      357     54.88     7.99    7/1/2006   10/1/2006    6/1/2036   1,730.04    9/1/2006
8600013904   Investor    2-Family       360      359     73.59   10.125    9/1/2006   10/1/2006    8/1/2036   4,274.49    9/1/2006
1105114580   Primary     SFR            360      358        95    8.875    8/1/2006   10/1/2006    7/1/2036   1,111.12    9/1/2006
1105114532   Investor    SFR            360      358        90   10.375    8/1/2006   10/1/2006    7/1/2036   1,140.81    9/1/2006
1105114424   Primary     SFR            360      358        90      8.2    8/1/2006   10/1/2006    7/1/2036   2,355.43    9/1/2006
1105113816   Investor    3-Family       360      355        85    9.875    5/1/2006   10/1/2006    4/1/2036   2,915.48    9/1/2006
8500011138   Primary     Condo          360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036     690.03    9/1/2006
8500010795   Investor    PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036   1,271.85    9/1/2006
1707101291   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   2,295.84    9/1/2006
1707100739   Primary     SFR            360      358     78.89    6.375    8/1/2006   10/1/2006    7/1/2036   1,328.84    9/1/2006
1701123385   Primary     SFR            360      359     32.63    6.625    9/1/2006   10/1/2006    8/1/2036   1,280.62    9/1/2006
1701123038   Primary     2-Family       360      359        70     6.99    9/1/2006   10/1/2006    8/1/2036   2,596.05    9/1/2006
1701122715   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,443.78    9/1/2006
1701122034   Primary     SFR            360      357     67.71    5.625    7/1/2006   10/1/2006    6/1/2036   1,870.88    9/1/2006
1701121975   Secondary   PUD            360      357     79.32    7.625    7/1/2006   10/1/2006    6/1/2036   1,322.16    9/1/2006
1323001595   Primary     PUD            360      358        80    6.375    8/1/2006   10/1/2006    7/1/2036   1,094.73    9/1/2006
1322000406   Primary     PUD            360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036     928.32   10/1/2006
1311004806   Primary     SFR            360      357     79.45        7    7/1/2006   10/1/2006    6/1/2036     425.79    9/1/2006
1310012643   Primary     SFR            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036     716.05    9/1/2006
1120100317   Primary     SFR            360      360     74.36    7.875   10/1/2006   10/1/2006    9/1/2036     525.68   10/1/2006
1120100307   Investor    SFR            360      360        95        8   10/1/2006   10/1/2006    9/1/2036     752.84   10/1/2006
1120100276   Investor    4-Family       360      359        80        7    9/1/2006   10/1/2006    8/1/2036   1,463.67    9/1/2006
1120100242   Primary     2-Family       360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   2,314.42    9/1/2006
1115103387   Secondary   PUD            360      358        80     6.99    8/1/2006   10/1/2006    7/1/2036   1,360.24    9/1/2006
1115103378   Primary     SFR            360      358     78.72    8.125    8/1/2006   10/1/2006    7/1/2036     686.81    9/1/2006
1115103278   Primary     PUD            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036     819.58    9/1/2006
1115103256   Investor    SFR            360      358     70.24        8    8/1/2006   10/1/2006    7/1/2036     432.92    9/1/2006
1115103254   Primary     PUD            360      357     79.94    6.375    7/1/2006   10/1/2006    6/1/2036      637.6    9/1/2006
1115103178   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036     936.75    9/1/2006
1115103125   Investor    SFR            360      357     78.11     8.25    7/1/2006   10/1/2006    6/1/2036     868.46    9/1/2006
1105115833   Investor    SFR            360      360        95    8.125   10/1/2006   10/1/2006    9/1/2036     775.91   10/1/2006
1105115769   Investor    SFR            360      360        95    8.125   10/1/2006   10/1/2006    9/1/2036     437.33   10/1/2006
1105115662   Primary     SFR            360      360        80    6.625   10/1/2006   10/1/2006    9/1/2036   1,242.20   10/1/2006
1105115182   Primary     2-Family       360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036     914.44    9/1/2006
1105115162   Primary     SFR            360      359     73.33     6.25    9/1/2006   10/1/2006    8/1/2036   1,693.22    9/1/2006
1105115104   Primary     SFR            360      359        80      7.5    9/1/2006   10/1/2006    8/1/2036   1,454.37    9/1/2006
1105115007   Primary     SFR            360      359        80    7.125    9/1/2006   10/1/2006    8/1/2036   1,757.06    9/1/2006
1105114877   Primary     Condo          360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   1,222.79    9/1/2006
1105114700   Primary     SFR            360      358     69.88     7.75    8/1/2006   10/1/2006    7/1/2036     415.52    9/1/2006
1105114666   Primary     SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   2,546.44    9/1/2006
1105114517   Primary     2-Family       360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   3,274.45    9/1/2006
1105114435   Primary     3-Family       360      357      52.2     6.25    7/1/2006   10/1/2006    6/1/2036   1,970.30    9/1/2006
1105114390   Investor    SFR            360      358        80     8.25    8/1/2006   10/1/2006    7/1/2036   1,893.19    9/1/2006
1105114159   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   1,509.13    9/1/2006
1105114101   Primary     SFR            360      357        80     8.25    7/1/2006   10/1/2006    6/1/2036   2,434.10    9/1/2006
8500010667   Investor    SFR            360      355     74.97    6.875    5/1/2006   10/1/2006    4/1/2036     492.01    9/1/2006
1330000144   Primary     PUD            360      360     89.39    7.125   10/1/2006   10/1/2006    9/1/2036     993.73   10/1/2006
1310012853   Primary     PUD            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   1,141.53   10/1/2006
1112000704   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   2,295.84    9/1/2006
1703103236   Primary     SFR            360      354        85      7.5    4/1/2006   10/1/2006    3/1/2036   1,275.00    9/1/2006
8600013497   Primary     3-Family       360      357     51.28    6.375    7/1/2006   10/1/2006    6/1/2036   1,381.25    9/1/2006
8600014534   Primary     SFR            360      360        80    7.375   10/1/2006   10/1/2006    9/1/2036   1,622.50   10/1/2006
8600014189   Investor    SFR            360      359     74.46    7.625    9/1/2006   10/1/2006    8/1/2036   2,649.69    9/1/2006
8600014184   Primary     SFR            360      359        80     5.75    9/1/2006   10/1/2006    8/1/2036   1,533.33    9/1/2006
8600014167   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,885.00    9/1/2006
8600014125   Primary     PUD            360      359        80     6.25    9/1/2006   10/1/2006    8/1/2036   1,328.65    9/1/2006
8600014080   Primary     PUD            360      359     79.99    6.875    9/1/2006   10/1/2006    8/1/2036   1,546.59    9/1/2006
8600013969   Primary     SFR            360      359     79.12    8.125    9/1/2006   10/1/2006    8/1/2036        975    9/1/2006
8600013860   Primary     PUD            360      358     79.38    6.625    8/1/2006   10/1/2006    7/1/2036   2,200.05    9/1/2006
8600013854   Primary     SFR            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036   1,730.83    9/1/2006
8600013837   Primary     SFR            360      359        80     6.25    9/1/2006   10/1/2006    8/1/2036   1,250.00    9/1/2006
8600013819   Primary     PUD            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,592.26    9/1/2006
8600013816   Primary     SFR            360      358     60.83      6.5    8/1/2006   10/1/2006    7/1/2036   1,977.08    9/1/2006
8600013814   Primary     SFR            360      359     36.59    6.875    9/1/2006   10/1/2006    8/1/2036   1,289.06    9/1/2006
8600013787   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,248.96    9/1/2006
8600013786   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,417.50    9/1/2006
8600013784   Primary     SFR            360      358        75     6.75    8/1/2006   10/1/2006    7/1/2036   1,476.56    9/1/2006
8600013770   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,465.00    9/1/2006
8600013763   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,222.92    9/1/2006
8600013686   Primary     PUD            360      358        80        7    8/1/2006   10/1/2006    7/1/2036   1,446.67    9/1/2006
8600013680   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,191.67    9/1/2006
8600013657   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,906.67    9/1/2006
8600013647   Primary     SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   1,895.25    9/1/2006
8600013646   Primary     SFR            360      358     79.75     5.75    8/1/2006   10/1/2006    7/1/2036   1,830.42    9/1/2006
8600013630   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,161.40    9/1/2006
8600013617   Investor    SFR            360      358     45.83    6.375    8/1/2006   10/1/2006    7/1/2036     584.38    9/1/2006
8600013615   Primary     SFR            360      358     79.16     7.75    8/1/2006   10/1/2006    7/1/2036   1,937.50    9/1/2006
8600013593   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,349.78    9/1/2006
8600013574   Primary     PUD            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   1,696.25    9/1/2006
8600013572   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   1,510.00    9/1/2006
8600013560   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,841.67    9/1/2006
8600013498   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,575.00    9/1/2006
8600013472   Primary     SFR            360      357        80        8    7/1/2006   10/1/2006    6/1/2036     986.67    9/1/2006
8600013456   Primary     SFR            360      357        80    7.625    7/1/2006   10/1/2006    6/1/2036   1,957.08    9/1/2006
8600013452   Investor    3-Family       360      358        65    7.125    8/1/2006   10/1/2006    7/1/2036   2,643.67    9/1/2006
8600013451   Investor    SFR            360      357     53.96     7.25    7/1/2006   10/1/2006    6/1/2036   1,812.50    9/1/2006
8600013401   Primary     2-Family       360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   2,589.58    9/1/2006
8600013353   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,329.17    9/1/2006
8600013331   Primary     SFR            360      356        80        8    6/1/2006   10/1/2006    5/1/2036   1,920.00    9/1/2006
8600013302   Secondary   SFR            360      356        75    7.625    6/1/2006   10/1/2006    5/1/2036   1,134.22    9/1/2006
8600013298   Investor    SFR            360      357        55     7.25    7/1/2006   10/1/2006    6/1/2036   1,056.69    9/1/2006
8600013291   Primary     Condo          360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036     996.69    9/1/2006
8600013224   Investor    SFR            360      357     65.75    8.625    7/1/2006   10/1/2006    6/1/2036        345    9/1/2006
8600013183   Primary     SFR            360      356        80      7.5    6/1/2006   10/1/2006    5/1/2036   1,225.00    9/1/2006
8600013181   Secondary   SFR            360      356        75        7    6/1/2006   10/1/2006    5/1/2036   1,058.75    9/1/2006
8600013149   Primary     SFR            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,818.00    9/1/2006
8600013041   Primary     SFR            360      355     79.97    7.875    5/1/2006   10/1/2006    4/1/2036   2,007.29    9/1/2006
8500011180   Secondary   PUD            360      356        95    8.375    6/1/2006   10/1/2006    5/1/2036   2,257.16    9/1/2006
8500011179   Secondary   PUD            360      356        95    8.125    6/1/2006   10/1/2006    5/1/2036   2,071.86    9/1/2006
8500011168   Primary     SFR            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   1,446.65    9/1/2006
8500011152   Investor    PUD            360      356        90        7    6/1/2006   10/1/2006    5/1/2036   1,024.77    9/1/2006
8500011151   Investor    PUD            360      356        90        7    6/1/2006   10/1/2006    5/1/2036     977.53    9/1/2006
8500011149   Investor    PUD            360      356        80        8    6/1/2006   10/1/2006    5/1/2036     634.61    9/1/2006
8500011144   Investor    PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036     894.36    9/1/2006
8500011142   Primary     Condo          360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036     893.49    9/1/2006
8500011135   Primary     PUD            360      356        80     7.25    6/1/2006   10/1/2006    5/1/2036   1,594.37    9/1/2006
8500011132   Secondary   PUD            360      356        80    7.375    6/1/2006   10/1/2006    5/1/2036   1,145.53    9/1/2006
8500011126   Primary     PUD            360      356        80    7.625    6/1/2006   10/1/2006    5/1/2036   2,387.62    9/1/2006
8500011119   Investor    PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036     856.93    9/1/2006
8500011115   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,626.58    9/1/2006
8500011114   Primary     PUD            360      356        80    6.625    6/1/2006   10/1/2006    5/1/2036   1,090.87    9/1/2006
8500011109   Primary     PUD            360      356        80    6.875    6/1/2006   10/1/2006    5/1/2036   2,125.84    9/1/2006
8500011100   Primary     PUD            360      356        80        6    6/1/2006   10/1/2006    5/1/2036   1,567.18    9/1/2006
8500011097   Primary     PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,620.00    9/1/2006
8500011093   Primary     PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036     943.88    9/1/2006
8500011084   Investor    PUD            360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036     945.95    9/1/2006
8500011058   Secondary   PUD            360      356        80     7.75    6/1/2006   10/1/2006    5/1/2036     779.52    9/1/2006
8500011053   Investor    PUD            360      356        90    6.875    6/1/2006   10/1/2006    5/1/2036     869.37    9/1/2006
8500011051   Primary     PUD            360      356        80     7.25    6/1/2006   10/1/2006    5/1/2036   1,528.78    9/1/2006
8500011045   Secondary   Condo          360      356        80     6.75    6/1/2006   10/1/2006    5/1/2036   1,120.46    9/1/2006
8500011043   Primary     PUD            360      356        80    6.375    6/1/2006   10/1/2006    5/1/2036   1,200.63    9/1/2006
8500011042   Investor    PUD            360      356        80    8.125    6/1/2006   10/1/2006    5/1/2036   1,693.79    9/1/2006
8500011037   Investor    PUD            360      356     79.99    7.375    6/1/2006   10/1/2006    5/1/2036   1,228.55    9/1/2006
8500010809   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,947.56    9/1/2006
8500010804   Investor    PUD            360      355        65     7.25    5/1/2006   10/1/2006    4/1/2036     939.02    9/1/2006
8500010803   Primary     Condo          360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   2,160.41    9/1/2006
8500010759   Primary     PUD            360      355        80    6.625    5/1/2006   10/1/2006    4/1/2036   1,610.83    9/1/2006
8500010747   Primary     SFR            360      355     79.94    6.875    5/1/2006   10/1/2006    4/1/2036   1,392.46    9/1/2006
8500010745   Primary     PUD            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   1,361.20    9/1/2006
8500010726   Primary     PUD            360      355        80    6.125    5/1/2006   10/1/2006    4/1/2036     665.53    9/1/2006
8500010707   Primary     PUD            360      355        80      6.5    5/1/2006   10/1/2006    4/1/2036     818.52    9/1/2006
8500010693   Primary     PUD            360      355        80    6.875    5/1/2006   10/1/2006    4/1/2036   2,326.96    9/1/2006
8500010684   Primary     SFR            360      355        80        6    5/1/2006   10/1/2006    4/1/2036   1,726.00    9/1/2006
8500010682   Primary     PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036   1,689.70    9/1/2006
8500010670   Primary     PUD            360      355        80    7.125    5/1/2006   10/1/2006    4/1/2036   1,158.95    9/1/2006
8500010646   Investor    PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036     918.65    9/1/2006
8500010645   Investor    PUD            360      355        80     6.75    5/1/2006   10/1/2006    4/1/2036     873.62    9/1/2006
1901026661   Primary     Condo          360      360        70      6.5   10/1/2006   10/1/2006    9/1/2036     966.88   10/1/2006
1901026554   Primary     PUD            360      360     69.57     6.25   10/1/2006   10/1/2006    9/1/2036   1,250.00   10/1/2006
1901025500   Primary     PUD            360      357     55.45    6.875    7/1/2006   10/1/2006    6/1/2036   1,397.92    9/1/2006
1707101886   Primary     SFR            360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036   1,971.67   10/1/2006
1707101497   Primary     SFR            360      360        80     5.99   10/1/2006   10/1/2006    9/1/2036   1,916.80   10/1/2006
1707101467   Primary     SFR            360      360     78.68    6.375   10/1/2006   10/1/2006    9/1/2036   2,215.31   10/1/2006
1707101439   Primary     Condo          360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   1,381.50   10/1/2006
1707101393   Primary     SFR            360      360     79.98     6.75   10/1/2006   10/1/2006    9/1/2036   2,190.38   10/1/2006
1707101364   Primary     SFR            360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036   1,863.33   10/1/2006
1707101293   Primary     SFR            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   2,286.25    9/1/2006
1707101286   Primary     PUD            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   1,720.83    9/1/2006
1707101282   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   2,154.17    9/1/2006
1707101271   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   1,763.75    9/1/2006
1707101265   Primary     SFR            360      359     79.43    6.875    9/1/2006   10/1/2006    8/1/2036   2,389.06    9/1/2006
1707101236   Primary     PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,993.75    9/1/2006
1707101206   Primary     SFR            360      359     71.91        7    9/1/2006   10/1/2006    8/1/2036   1,971.67    9/1/2006
1707101194   Primary     SFR            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   1,021.50    9/1/2006
1707101190   Primary     SFR            360      360        80    6.375   10/1/2006   10/1/2006    9/1/2036   1,891.25   10/1/2006
1707101188   Primary     PUD            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   2,227.50    9/1/2006
1707101185   Primary     Condo          360      359     58.46      6.5    9/1/2006   10/1/2006    8/1/2036     823.33    9/1/2006
1707101153   Primary     Condo          360      359        80     6.99    9/1/2006   10/1/2006    8/1/2036   1,130.05    9/1/2006
1707101121   Primary     SFR            360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   2,084.17    9/1/2006
1707101080   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,401.67    9/1/2006
1707101053   Primary     Condo          360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,126.25    9/1/2006
1707101029   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,135.83    9/1/2006
1707101019   Primary     PUD            360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   1,804.58    9/1/2006
1707100996   Primary     PUD            360      359     79.99    6.625    9/1/2006   10/1/2006    8/1/2036     839.17    9/1/2006
1707100989   Primary     Condo          360      358        80    5.625    8/1/2006   10/1/2006    7/1/2036   1,368.75    9/1/2006
1707100973   Primary     PUD            360      358        80        7    8/1/2006   10/1/2006    7/1/2036   2,380.00    9/1/2006
1707100962   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,777.50    9/1/2006
1707100881   Primary     SFR            360      358        80    8.125    8/1/2006   10/1/2006    7/1/2036   2,329.17    9/1/2006
1707100878   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   2,175.00    9/1/2006
1707100865   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,062.50    9/1/2006
1707100857   Primary     Condo          360      358     79.98        7    8/1/2006   10/1/2006    7/1/2036   1,497.42    9/1/2006
1707100855   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,773.83    9/1/2006
1707100838   Primary     SFR            360      358        80        7    8/1/2006   10/1/2006    7/1/2036   2,030.00    9/1/2006
1707100783   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   2,040.42    9/1/2006
1707100781   Primary     PUD            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,784.75    9/1/2006
1707100752   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,845.00    9/1/2006
1707100738   Primary     PUD            360      357     79.99    7.875    7/1/2006   10/1/2006    6/1/2036   2,140.69    9/1/2006
1707100685   Primary     PUD            360      357     79.99     7.75    7/1/2006   10/1/2006    6/1/2036   1,559.36    9/1/2006
1707100660   Primary     PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,140.67    9/1/2006
1707100650   Primary     Condo          360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   2,076.13    9/1/2006
1707100644   Primary     PUD            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036   1,653.75    9/1/2006
1707100640   Primary     2-Family       360      357        80     6.25    7/1/2006   10/1/2006    6/1/2036   2,516.67    9/1/2006
1707100627   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,970.83    9/1/2006
1707100616   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,558.33    9/1/2006
1707100589   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,201.33    9/1/2006
1707100565   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,942.25    9/1/2006
1707100478   Primary     Condo          360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,820.00    9/1/2006
1707100458   Primary     2-Family       360      357     71.67    6.875    7/1/2006   10/1/2006    6/1/2036   2,463.54    9/1/2006
1707100435   Primary     SFR            360      357        80     6.99    7/1/2006   10/1/2006    6/1/2036   1,518.58    9/1/2006
1706102288   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,943.33    9/1/2006
1706102285   Primary     SFR            360      359        80        8    9/1/2006   10/1/2006    8/1/2036   2,384.00    9/1/2006
1706102279   Primary     SFR            360      359        75      7.5    9/1/2006   10/1/2006    8/1/2036   2,076.56    9/1/2006
1706102262   Primary     SFR            360      359        65    6.625    9/1/2006   10/1/2006    8/1/2036   1,973.70    9/1/2006
1706102224   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,512.50    9/1/2006
1706102220   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   1,860.83    9/1/2006
1706102214   Primary     SFR            360      359        80        7    9/1/2006   10/1/2006    8/1/2036   1,493.33    9/1/2006
1706102181   Primary     SFR            360      358        80        6    8/1/2006   10/1/2006    7/1/2036        576    9/1/2006
1706102157   Primary     SFR            360      358        80     5.99    8/1/2006   10/1/2006    7/1/2036   1,876.87    9/1/2006
1706102155   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   1,451.67    9/1/2006
1706102141   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,170.42    9/1/2006
1706102110   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,892.92    9/1/2006
1706102094   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,175.50    9/1/2006
1706102083   Primary     SFR            360      358        80     6.99    8/1/2006   10/1/2006    7/1/2036   1,864.00    9/1/2006
1706102058   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,200.00    9/1/2006
1706102049   Primary     PUD            360      358     79.34    7.625    8/1/2006   10/1/2006    7/1/2036   2,293.85    9/1/2006
1706102044   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   2,125.00    9/1/2006
1706102016   Primary     SFR            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,785.00    9/1/2006
1706102015   Investor    SFR            360      357     74.14     8.25    7/1/2006   10/1/2006    6/1/2036   1,340.63    9/1/2006
1706102007   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,049.75    9/1/2006
1706101999   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,300.00    9/1/2006
1706101997   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   1,732.50    9/1/2006
1706101981   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036     913.75    9/1/2006
1706101935   Primary     PUD            360      357        80     7.99    7/1/2006   10/1/2006    6/1/2036   1,107.95    9/1/2006
1706101933   Primary     SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036     932.83    9/1/2006
1706101919   Primary     SFR            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036   2,042.25    9/1/2006
1705000790   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036     664.58    9/1/2006
1703103649   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   1,235.00    9/1/2006
1701123892   Primary     SFR            360      360     78.33      6.5   10/1/2006   10/1/2006    9/1/2036   2,036.67   10/1/2006
1701123865   Primary     PUD            360      360        80        7   10/1/2006   10/1/2006    9/1/2036   1,339.33   10/1/2006
1701123851   Primary     SFR            360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036   1,135.33   10/1/2006
1701123791   Primary     2-Family       360      360        69    6.625   10/1/2006   10/1/2006    9/1/2036   2,038.02   10/1/2006
1701123734   Primary     SFR            360      359        45    6.125    9/1/2006   10/1/2006    8/1/2036   1,102.50    9/1/2006
1701123727   Primary     SFR            360      360        80    6.875   10/1/2006   10/1/2006    9/1/2036   1,523.96   10/1/2006
1701123713   Primary     SFR            360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036   1,588.17   10/1/2006
1701123548   Primary     2-Family       360      359        80      7.5    9/1/2006   10/1/2006    8/1/2036   2,375.00    9/1/2006
1701123531   Primary     Condo          360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036     781.75    9/1/2006
1701123491   Primary     SFR            360      359        75     6.25    9/1/2006   10/1/2006    8/1/2036   1,582.03    9/1/2006
1701123489   Primary     Condo          360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,929.58    9/1/2006
1701123433   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,137.29    9/1/2006
1701123429   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   1,848.75    9/1/2006
1701123374   Primary     SFR            360      360        80    6.625   10/1/2006   10/1/2006    9/1/2036   1,258.75   10/1/2006
1701123328   Primary     Condo          360      359     79.99    6.875    9/1/2006   10/1/2006    8/1/2036   1,177.34    9/1/2006
1701123316   Primary     SFR            360      359     47.73    6.625    9/1/2006   10/1/2006    8/1/2036   1,104.17    9/1/2006
1701123300   Primary     PUD            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,896.96    9/1/2006
1701123265   Primary     Condo          360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,451.67    9/1/2006
1701123258   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   2,247.20    9/1/2006
1701123251   Primary     SFR            360      359        75     6.75    9/1/2006   10/1/2006    8/1/2036   2,151.56    9/1/2006
1701123233   Primary     SFR            360      359        80        6    9/1/2006   10/1/2006    8/1/2036   1,920.00    9/1/2006
1701123222   Primary     PUD            360      360     79.78        8   10/1/2006   10/1/2006    9/1/2036   1,973.33   10/1/2006
1701123212   Primary     PUD            360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   1,164.08    9/1/2006
1701123209   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   2,085.42    9/1/2006
1701123177   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   2,227.50    9/1/2006
1701123174   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   2,097.92    9/1/2006
1701123157   Primary     SFR            360      359     79.99    6.375    9/1/2006   10/1/2006    8/1/2036   1,486.97    9/1/2006
1701123146   Primary     PUD            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036   1,845.00    9/1/2006
1701123144   Primary     SFR            360      359        80        8    9/1/2006   10/1/2006    8/1/2036   2,693.33    9/1/2006
1701123140   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,650.00    9/1/2006
1701123133   Primary     SFR            360      359     46.17    6.625    9/1/2006   10/1/2006    8/1/2036   1,198.02    9/1/2006
1701123124   Primary     PUD            360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,600.00    9/1/2006
1701123119   Primary     Condo          360      359        80     6.25    9/1/2006   10/1/2006    8/1/2036   1,916.67    9/1/2006
1701123108   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036     891.61    9/1/2006
1701123062   Primary     Condo          360      359     71.26    6.625    9/1/2006   10/1/2006    8/1/2036   1,711.46    9/1/2006
1701123046   Primary     SFR            360      359        80     6.99    9/1/2006   10/1/2006    8/1/2036   1,822.06    9/1/2006
1701123041   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036   1,360.00    9/1/2006
1701123030   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,321.67    9/1/2006
1701122988   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   2,320.00    9/1/2006
1701122949   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036     606.58    9/1/2006
1701122930   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,375.00    9/1/2006
1701122883   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   2,057.92    9/1/2006
1701122871   Primary     SFR            360      359        80     6.99    9/1/2006   10/1/2006    8/1/2036   1,479.55    9/1/2006
1701122867   Primary     SFR            360      359        70    6.875    9/1/2006   10/1/2006    8/1/2036   1,925.00    9/1/2006
1701122795   Primary     Condo          360      358        80    5.125    8/1/2006   10/1/2006    7/1/2036     915.45    9/1/2006
1701122794   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   2,237.08    9/1/2006
1701122781   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   2,062.50    9/1/2006
1701122758   Primary     SFR            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   2,212.50    9/1/2006
1701122751   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   1,488.67    9/1/2006
1701122747   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,316.28    9/1/2006
1701122736   Primary     SFR            360      358        70    6.875    8/1/2006   10/1/2006    7/1/2036   1,391.61    9/1/2006
1701122713   Primary     SFR            360      359        70      7.5    9/1/2006   10/1/2006    8/1/2036   1,203.13    9/1/2006
1701122703   Primary     PUD            360      358        80        7    8/1/2006   10/1/2006    7/1/2036   1,003.33    9/1/2006
1701122701   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,053.00    9/1/2006
1701122669   Primary     SFR            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,145.00    9/1/2006
1701122668   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,155.00    9/1/2006
1701122631   Primary     SFR            360      358        60     6.75    8/1/2006   10/1/2006    7/1/2036      931.5    9/1/2006
1701122629   Primary     SFR            360      358        80        8    8/1/2006   10/1/2006    7/1/2036   2,421.33    9/1/2006
1701122576   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,682.08    9/1/2006
1701122562   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,258.75    9/1/2006
1701122552   Primary     SFR            360      359     79.99     6.75    9/1/2006   10/1/2006    8/1/2036   1,653.19    9/1/2006
1701122536   Primary     SFR            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   1,971.25    9/1/2006
1701122519   Primary     Condo          360      359     79.85    6.625    9/1/2006   10/1/2006    8/1/2036   1,728.02    9/1/2006
1701122461   Primary     SFR            360      358        80     6.99    8/1/2006   10/1/2006    7/1/2036   1,726.53    9/1/2006
1701122448   Primary     SFR            360      358        80     6.99    8/1/2006   10/1/2006    7/1/2036   1,817.40    9/1/2006
1701122430   Primary     SFR            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036   1,700.42    9/1/2006
1701122387   Primary     SFR            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036   1,655.92    9/1/2006
1701122383   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,192.50    9/1/2006
1701122368   Primary     SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036     876.75    9/1/2006
1701122345   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,744.58    9/1/2006
1701122333   Primary     SFR            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,399.67    9/1/2006
1701122312   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   2,259.00    9/1/2006
1701122288   Primary     SFR            360      357     59.21    6.625    7/1/2006   10/1/2006    6/1/2036   1,454.74    9/1/2006
1701122281   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,930.50    9/1/2006
1701122276   Primary     SFR            360      358        80    7.375    8/1/2006   10/1/2006    7/1/2036   1,155.42    9/1/2006
1701122268   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,970.83    9/1/2006
1701122264   Primary     SFR            360      357        80     7.75    7/1/2006   10/1/2006    6/1/2036   1,689.50    9/1/2006
1701122249   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,455.75    9/1/2006
1701122244   Primary     SFR            360      358        80        7    8/1/2006   10/1/2006    7/1/2036   1,950.67    9/1/2006
1701122233   Primary     SFR            360      357     79.49      6.5    7/1/2006   10/1/2006    6/1/2036   1,679.17    9/1/2006
1701122220   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,104.17    9/1/2006
1701122192   Investor    3-Family       360      357        60    6.625    7/1/2006   10/1/2006    6/1/2036   1,871.56    9/1/2006
1701122178   Primary     SFR            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036   1,748.25    9/1/2006
1701122172   Primary     SFR            360      357     79.99    6.625    7/1/2006   10/1/2006    6/1/2036   1,695.72    9/1/2006
1701122165   Primary     SFR            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036   1,979.25    9/1/2006
1701122148   Primary     SFR            360      357        80    7.875    7/1/2006   10/1/2006    6/1/2036   1,627.50    9/1/2006
1701122131   Primary     SFR            360      357        75      6.5    7/1/2006   10/1/2006    6/1/2036   2,153.13    9/1/2006
1701122112   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,035.83    9/1/2006
1701122104   Primary     PUD            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   2,327.50    9/1/2006
1701122088   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,597.50    9/1/2006
1701122072   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   2,002.50    9/1/2006
1701122063   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   1,092.50    9/1/2006
1701122041   Primary     SFR            360      357        80    7.125    7/1/2006   10/1/2006    6/1/2036   2,208.75    9/1/2006
1701122038   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,925.67    9/1/2006
1701122017   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   1,470.00    9/1/2006
1701121982   Primary     Condo          360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,536.75    9/1/2006
1701121979   Primary     Condo          360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,214.58    9/1/2006
1701121962   Primary     SFR            360      357        80    7.375    7/1/2006   10/1/2006    6/1/2036   1,524.17    9/1/2006
1701121956   Primary     3-Family       360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,025.00    9/1/2006
1701121936   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,558.33    9/1/2006
1701121920   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,400.00    9/1/2006
1701121896   Primary     SFR            360      357        75      5.5    7/1/2006   10/1/2006    6/1/2036   1,134.38    9/1/2006
1701121876   Primary     SFR            360      357     79.99     6.99    7/1/2006   10/1/2006    6/1/2036   2,234.47    9/1/2006
1701121843   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   2,101.13    9/1/2006
1701121839   Primary     SFR            360      357        80    6.375    7/1/2006   10/1/2006    6/1/2036   1,508.75    9/1/2006
1701121824   Primary     SFR            360      357     47.25    6.375    7/1/2006   10/1/2006    6/1/2036   1,731.88    9/1/2006
1701121795   Primary     SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036   2,416.06    9/1/2006
1701121753   Primary     SFR            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,892.92    9/1/2006
1701121414   Primary     SFR            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,810.83    9/1/2006
1701120599   Primary     SFR            360      355        80    6.375    5/1/2006   10/1/2006    4/1/2036   1,785.00    9/1/2006
1327000148   Primary     PUD            360      357     79.99    7.125    7/1/2006   10/1/2006    6/1/2036     892.11    9/1/2006
1326001238   Primary     PUD            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036        594   10/1/2006
1326001192   Primary     PUD            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   1,030.04    9/1/2006
1326001074   Primary     PUD            360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036      549.9    9/1/2006
1326001057   Secondary   PUD            360      358     79.37      8.5    8/1/2006   10/1/2006    7/1/2036     898.91    9/1/2006
1326001037   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,277.16    9/1/2006
1326001024   Secondary   PUD            360      357     78.57        8    7/1/2006   10/1/2006    6/1/2036     797.27    9/1/2006
1326000962   Primary     SFR            360      357        80     7.25    7/1/2006   10/1/2006    6/1/2036      507.5    9/1/2006
1326000805   Primary     PUD            360      357     79.88      7.5    7/1/2006   10/1/2006    6/1/2036   1,530.63    9/1/2006
1323001860   Primary     SFR            360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036     575.99   10/1/2006
1323001749   Secondary   PUD            360      360     79.99     7.25   10/1/2006   10/1/2006    9/1/2036     951.56   10/1/2006
1323001722   Primary     PUD            360      359        80        8    9/1/2006   10/1/2006    8/1/2036     733.69    9/1/2006
1323001574   Primary     SFR            360      357     79.66    6.375    7/1/2006   10/1/2006    6/1/2036     998.75    9/1/2006
1323001562   Primary     PUD            360      357     79.99      6.5    7/1/2006   10/1/2006    6/1/2036     628.06    9/1/2006
1323001493   Primary     PUD            360      358        80    6.625    8/1/2006   10/1/2006    7/1/2036     648.97    9/1/2006
1313003763   Primary     SFR            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036     584.55    9/1/2006
1312004514   Primary     Condo          360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036      795.6    9/1/2006
1312004494   Primary     PUD            360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,261.00    9/1/2006
1311005062   Primary     PUD            360      360     79.99    7.375   10/1/2006   10/1/2006    9/1/2036     999.93   10/1/2006
1311004977   Primary     PUD            360      359     79.97     6.75    9/1/2006   10/1/2006    8/1/2036     660.38    9/1/2006
1311004898   Primary     SFR            360      358     79.99    6.875    8/1/2006   10/1/2006    7/1/2036     709.84    9/1/2006
1310012818   Primary     Condo          360      359        80    7.125    9/1/2006   10/1/2006    8/1/2036     866.02    9/1/2006
1310012720   Primary     PUD            360      359        80     6.75    9/1/2006   10/1/2006    8/1/2036      613.8    9/1/2006
1310012680   Primary     PUD            360      360     79.58    7.375   10/1/2006   10/1/2006    9/1/2036   1,116.35   10/1/2006
1310012677   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,009.36    9/1/2006
1310012669   Primary     PUD            360      358     79.43    7.375    8/1/2006   10/1/2006    7/1/2036   1,376.67    9/1/2006
1310012661   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,113.75    9/1/2006
1310012582   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036     671.69    9/1/2006
1310012547   Primary     PUD            360      357        80    6.875    7/1/2006   10/1/2006    6/1/2036   1,779.25    9/1/2006
1310012541   Investor    PUD            360      357        80    6.625    7/1/2006   10/1/2006    6/1/2036   1,148.33    9/1/2006
1310012503   Investor    PUD            360      357        70      7.5    7/1/2006   10/1/2006    6/1/2036     546.88    9/1/2006
1310012491   Secondary   PUD            360      357        80        7    7/1/2006   10/1/2006    6/1/2036     914.67    9/1/2006
1310012465   Primary     PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036     903.71    9/1/2006
1310012455   Primary     PUD            360      357     78.61    7.125    7/1/2006   10/1/2006    6/1/2036     545.66    9/1/2006
1310012418   Primary     PUD            360      357     78.52     6.75    7/1/2006   10/1/2006    6/1/2036     514.08    9/1/2006
1309008899   Primary     PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036      860.2    9/1/2006
1309008858   Primary     PUD            360      360        80     6.25   10/1/2006   10/1/2006    9/1/2036      707.5   10/1/2006
1309008790   Secondary   PUD            360      358        80    7.625    8/1/2006   10/1/2006    7/1/2036   1,482.89    9/1/2006
1309008783   Primary     SFR            360      359     79.98     7.75    9/1/2006   10/1/2006    8/1/2036     845.07    9/1/2006
1309008720   Primary     PUD            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036   1,214.13    9/1/2006
1309008664   Primary     PUD            360      357     79.99    7.125    7/1/2006   10/1/2006    6/1/2036     806.91    9/1/2006
1309008652   Primary     PUD            360      357        80        7    7/1/2006   10/1/2006    6/1/2036     909.07    9/1/2006
1309008462   Primary     PUD            360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036     845.27    9/1/2006
1309008261   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036     848.97    9/1/2006
1309008029   Primary     PUD            360      357        80        7    7/1/2006   10/1/2006    6/1/2036     960.87    9/1/2006
1304007753   Primary     SFR            360      360        80    6.625   10/1/2006   10/1/2006    9/1/2036     600.67   10/1/2006
1304007688   Primary     PUD            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,199.80    9/1/2006
1301002122   Primary     SFR            360      360        80    6.875   10/1/2006   10/1/2006    9/1/2036     980.83   10/1/2006
1115103562   Primary     SFR            360      360        80    6.625   10/1/2006   10/1/2006    9/1/2036   2,142.08   10/1/2006
1115103549   Primary     SFR            360      360        65      6.5   10/1/2006   10/1/2006    9/1/2036   1,443.54   10/1/2006
1115103534   Primary     PUD            360      359        80        7    9/1/2006   10/1/2006    8/1/2036   1,381.33    9/1/2006
1115103506   Primary     PUD            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036      962.5    9/1/2006
1115103449   Primary     Condo          360      359        80      6.5    9/1/2006   10/1/2006    8/1/2036   1,711.67    9/1/2006
1115103369   Primary     SFR            360      358     71.36    7.875    8/1/2006   10/1/2006    7/1/2036     408.84    9/1/2006
1115103311   Primary     SFR            360      359     78.87        7    9/1/2006   10/1/2006    8/1/2036     653.33    9/1/2006
1115103237   Primary     SFR            360      358        80    8.125    8/1/2006   10/1/2006    7/1/2036     875.93    9/1/2006
1115103081   Primary     Condo          360      357        80        7    7/1/2006   10/1/2006    6/1/2036        896    9/1/2006
1111002597   Primary     SFR            360      359        80     7.75    9/1/2006   10/1/2006    8/1/2036   2,066.67    9/1/2006
1111002565   Primary     Condo          360      360        80      6.5   10/1/2006   10/1/2006    9/1/2036   1,018.33   10/1/2006
1111002535   Primary     2-Family       360      358     61.51     7.75    8/1/2006   10/1/2006    7/1/2036   2,260.42    9/1/2006
1111002521   Primary     SFR            360      358        80    6.875    8/1/2006   10/1/2006    7/1/2036     676.04    9/1/2006
1111002437   Primary     SFR            360      357        80        7    7/1/2006   10/1/2006    6/1/2036   2,193.33    9/1/2006
1111002405   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,865.67    9/1/2006
1105115939   Investor    SFR            360      360     64.81    6.375   10/1/2006   10/1/2006    9/1/2036     929.69   10/1/2006
1105115450   Primary     SFR            360      360        80      7.5   10/1/2006   10/1/2006    9/1/2036   1,950.00   10/1/2006
1105115395   Primary     SFR            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036        576   10/1/2006
1105115355   Primary     2-Family       360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   2,070.00   10/1/2006
1105115293   Primary     SFR            360      360        80    6.875   10/1/2006   10/1/2006    9/1/2036   1,145.38   10/1/2006
1105115279   Primary     SFR            360      359        80        7    9/1/2006   10/1/2006    8/1/2036   2,389.33    9/1/2006
1105115242   Primary     SFR            360      359        80    8.375    9/1/2006   10/1/2006    8/1/2036   1,200.42    9/1/2006
1105115146   Primary     2-Family       360      359        80        7    9/1/2006   10/1/2006    8/1/2036     858.67    9/1/2006
1105115066   Primary     SFR            360      359        95    7.125    9/1/2006   10/1/2006    8/1/2036   1,500.41    9/1/2006
1105115049   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   1,590.00    9/1/2006
1105114999   Primary     SFR            360      359        80    6.625    9/1/2006   10/1/2006    8/1/2036   2,186.25    9/1/2006
1105114970   Primary     SFR            360      359        80     7.25    9/1/2006   10/1/2006    8/1/2036   1,667.50    9/1/2006
1105114892   Primary     2-Family       360      358        80      6.5    8/1/2006   10/1/2006    7/1/2036   2,123.33    9/1/2006
1105114863   Primary     SFR            360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   2,212.50    9/1/2006
1105114823   Primary     2-Family       360      359        80    7.375    9/1/2006   10/1/2006    8/1/2036   1,696.25    9/1/2006
1105114814   Primary     SFR            360      359        80    6.875    9/1/2006   10/1/2006    8/1/2036   1,223.75    9/1/2006
1105114738   Primary     SFR            360      359        80    6.375    9/1/2006   10/1/2006    8/1/2036     844.86    9/1/2006
1105114626   Primary     SFR            360      358        80     6.75    8/1/2006   10/1/2006    7/1/2036   1,691.78    9/1/2006
1105114558   Primary     SFR            360      358        80     7.25    8/1/2006   10/1/2006    7/1/2036   1,788.33    9/1/2006
1105114544   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,475.00    9/1/2006
1105114496   Primary     2-Family       360      358        80      7.5    8/1/2006   10/1/2006    7/1/2036   1,695.00    9/1/2006
1105114494   Primary     2-Family       360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   3,000.00    9/1/2006
1105114425   Primary     2-Family       360      358        80    7.125    8/1/2006   10/1/2006    7/1/2036   2,375.00    9/1/2006
1105114343   Primary     SFR            360      359        80        7    9/1/2006   10/1/2006    8/1/2036   2,034.67    9/1/2006
1105114327   Investor    2-Family       360      357        70    7.625    7/1/2006   10/1/2006    6/1/2036   2,668.75    9/1/2006
1105113985   Primary     SFR            360      357        80      7.5    7/1/2006   10/1/2006    6/1/2036   2,475.00    9/1/2006
8600013418   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   2,025.00    9/1/2006
8600014075   Primary     SFR            360      359        80    5.875    9/1/2006   10/1/2006    8/1/2036   1,927.00    9/1/2006
1701121774   Primary     SFR            360      357        80    5.875    7/1/2006   10/1/2006    6/1/2036   1,406.08    9/1/2006
1701121272   Primary     Condo          360      357        80    5.875    7/1/2006   10/1/2006    6/1/2036   1,406.08    9/1/2006
1707100860   Investor    PUD            360      358        95    8.375    8/1/2006   10/1/2006    7/1/2036   1,657.55    9/1/2006
1707100859   Secondary   PUD            360      358     94.99      8.5    8/1/2006   10/1/2006    7/1/2036   1,705.67    9/1/2006
1707100770   Primary     PUD            360      358        90     6.99    8/1/2006   10/1/2006    7/1/2036   1,913.51    9/1/2006
1706102196   Primary     Condo          360      359        85    6.375    9/1/2006   10/1/2006    8/1/2036   1,151.48    9/1/2006
1706101991   Primary     SFR            360      358        95    8.125    8/1/2006   10/1/2006    7/1/2036   1,093.49    9/1/2006
1701123221   Primary     SFR            360      359        90      7.5    9/1/2006   10/1/2006    8/1/2036   2,604.38    9/1/2006
1701122495   Primary     SFR            360      358     83.86    7.625    8/1/2006   10/1/2006    7/1/2036   2,211.25    9/1/2006
1701122360   Primary     3-Family       360      358     89.98    7.875    8/1/2006   10/1/2006    7/1/2036   3,277.31    9/1/2006
1701121579   Primary     SFR            360      357     87.67      7.5    7/1/2006   10/1/2006    6/1/2036   2,356.25    9/1/2006
1701121347   Primary     SFR            360      357        95        7    7/1/2006   10/1/2006    6/1/2036   1,933.75    9/1/2006
1327000252   Investor    PUD            360      358     89.97      8.5    8/1/2006   10/1/2006    7/1/2036     963.69    9/1/2006
1323001560   Primary     PUD            360      358        95    7.875    8/1/2006   10/1/2006    7/1/2036   1,229.73    9/1/2006
1316002010   Primary     PUD            360      358     89.99     7.75    8/1/2006   10/1/2006    7/1/2036   1,161.85    9/1/2006
1310012706   Secondary   SFR            360      359        95    9.375    9/1/2006   10/1/2006    8/1/2036     504.69    9/1/2006
1310011585   Primary     PUD            360      357        95    8.375    7/1/2006   10/1/2006    6/1/2036   2,141.21    9/1/2006
1115103416   Primary     Condo          360      359        95    8.625    9/1/2006   10/1/2006    8/1/2036   1,392.25    9/1/2006
1115103327   Primary     PUD            360      358        85     6.99    8/1/2006   10/1/2006    7/1/2036   1,203.15    9/1/2006
1105115636   Primary     3-Family       360      360        90    7.875   10/1/2006   10/1/2006    9/1/2036   2,244.38   10/1/2006
1105115184   Primary     SFR            360      359        90    6.875    9/1/2006   10/1/2006    8/1/2036   1,686.09    9/1/2006
1105115005   Primary     SFR            360      359        95        7    9/1/2006   10/1/2006    8/1/2036   1,485.17    9/1/2006
1105114940   Primary     2-Family       360      359        90    7.375    9/1/2006   10/1/2006    8/1/2036   2,107.41    9/1/2006
1105114918   Primary     SFR            360      358        85    7.375    8/1/2006   10/1/2006    7/1/2036   2,429.14    9/1/2006
1105114857   Primary     2-Family       360      358     83.51    8.375    8/1/2006   10/1/2006    7/1/2036   2,826.56    9/1/2006
1101003435   Secondary   PUD            360      357     94.98     8.75    7/1/2006   10/1/2006    6/1/2036   1,368.65    9/1/2006
1707101132   Secondary   SFR            360      359       100     8.75    9/1/2006   10/1/2006    8/1/2036     982.59    9/1/2006
1707101022   Secondary   SFR            360      358       100      8.5    8/1/2006   10/1/2006    7/1/2036     995.74    9/1/2006
1707100946   Secondary   PUD            360      358       100     7.75    8/1/2006   10/1/2006    7/1/2036   2,405.35    9/1/2006
1707100914   Secondary   PUD            360      358     99.99     7.75    8/1/2006   10/1/2006    7/1/2036   2,268.88    9/1/2006
1706101940   Primary     2-Family       360      358     84.62      6.5    8/1/2006   10/1/2006    7/1/2036   1,267.61    9/1/2006
1125100022   Investor    3-Family       360      358        90    9.125    8/1/2006   10/1/2006    7/1/2036   1,537.77    9/1/2006
1120100321   Primary     Condo          360      360       100     7.75   10/1/2006   10/1/2006    9/1/2036   1,074.62   10/1/2006
1120100261   Investor    SFR            360      358        85      7.5    8/1/2006   10/1/2006    7/1/2036     683.48    9/1/2006
1120100226   Primary     2-Family       360      357        95     7.25    7/1/2006   10/1/2006    6/1/2036     861.93    9/1/2006
1115103233   Investor    SFR            360      357        95      8.5    7/1/2006   10/1/2006    6/1/2036     416.37    9/1/2006
1115103227   Investor    SFR            360      357        90      8.5    7/1/2006   10/1/2006    6/1/2036     394.45    9/1/2006
1105115438   Investor    3-Family       360      360        85        9   10/1/2006   10/1/2006    9/1/2036   1,915.00   10/1/2006
1105115304   Primary     2-Family       360      360        95     8.75   10/1/2006   10/1/2006    9/1/2036   1,733.89   10/1/2006
1105115238   Investor    Condo          360      359        85     7.25    9/1/2006   10/1/2006    8/1/2036     869.77    9/1/2006
1105115030   Primary     SFR            360      359        95    8.625    9/1/2006   10/1/2006    8/1/2036      472.9    9/1/2006
1105114819   Investor    SFR            360      359        95     8.25    9/1/2006   10/1/2006    8/1/2036     453.92    9/1/2006
1105114796   Investor    SFR            360      358        90        8    8/1/2006   10/1/2006    7/1/2036     857.84    9/1/2006
1105114782   Investor    SFR            360      359     89.89    7.375    9/1/2006   10/1/2006    8/1/2036   2,762.70    9/1/2006
1105114401   Primary     SFR            360      357        90     7.75    7/1/2006   10/1/2006    6/1/2036   1,557.12    9/1/2006
1312004101   Primary     SFR            360      357        80      6.5    7/1/2006   10/1/2006    6/1/2036   1,711.67    9/1/2006
8500011469   Primary     SFR            360      357     74.32    6.375    7/1/2006   10/1/2006    6/1/2036   2,191.41    9/1/2006
1309008756   Secondary   PUD            360      358        80     7.75    8/1/2006   10/1/2006    7/1/2036   1,140.22    9/1/2006
1105115181   Primary     SFR            360      360        70      6.5   10/1/2006   10/1/2006    9/1/2036   1,232.29   10/1/2006
1316001937   Primary     PUD            360      357        80     6.75    7/1/2006   10/1/2006    6/1/2036   1,321.03    9/1/2006
1115103115   Primary     PUD            360      357     79.76     7.75    7/1/2006   10/1/2006    6/1/2036   1,705.00    9/1/2006
8500011474   Primary     SFR            360      357        75      6.5    7/1/2006   10/1/2006    6/1/2036   2,193.75    9/1/2006
1701123254   Primary     SFR            360      359     79.79    5.625    9/1/2006   10/1/2006    8/1/2036   1,092.19    9/1/2006
1701122516   Primary     SFR            360      358     79.15     6.25    8/1/2006   10/1/2006    7/1/2036   1,166.67    9/1/2006
1701123564   Primary     SFR            360      359        95      7.5    9/1/2006   10/1/2006    8/1/2036   1,721.88    9/1/2006
1115102793   Primary     SFR            360      358     79.99     8.25    8/1/2006   10/1/2006    7/1/2036   2,523.88    9/1/2006
1701123081   Primary     SFR            360      359     74.69      5.5    9/1/2006   10/1/2006    8/1/2036   1,677.50    9/1/2006
1115103262   Primary     PUD            360      358     56.32    6.875    8/1/2006   10/1/2006    7/1/2036   1,403.65    9/1/2006
1120100236   Primary     Condo          360      357        70    6.875    7/1/2006   10/1/2006    6/1/2036     864.52    9/1/2006
1316002079   Primary     PUD            360      359     79.99     5.75    9/1/2006   10/1/2006    8/1/2036   1,263.56    9/1/2006
1105114904   Primary     SFR            360      358        80    7.875    8/1/2006   10/1/2006    7/1/2036   1,312.50    9/1/2006
1105114225   Primary     SFR            360      357        80     7.75    7/1/2006   10/1/2006    6/1/2036   2,034.61    9/1/2006
1115103783   Primary     PUD            360      360        80     7.25   10/1/2006   10/1/2006    9/1/2036   1,430.81   10/1/2006
1105115128   Primary     SFR            360      360        80     6.75   10/1/2006   10/1/2006    9/1/2036   1,842.02   10/1/2006
1115103451   Primary     SFR            360      359        80    6.125    9/1/2006   10/1/2006    8/1/2036     737.04    9/1/2006
1701122815   Primary     PUD            360      359        80    7.625    9/1/2006   10/1/2006    8/1/2036   2,185.83    9/1/2006
1701122584   Primary     SFR            360      358        80        8    8/1/2006   10/1/2006    7/1/2036   1,232.00    9/1/2006
1316002114   Primary     PUD            360      360        80    5.875   10/1/2006   10/1/2006    9/1/2036     952.44   10/1/2006
1105115360   Primary     2-Family       360      360        90    7.125   10/1/2006   10/1/2006    9/1/2036   3,031.73   10/1/2006
1105115834   Primary     2-Family       360      360        85        8   10/1/2006   10/1/2006    9/1/2036   2,351.67   10/1/2006
1323001728   Primary     PUD            360      359     67.95      6.5    9/1/2006   10/1/2006    8/1/2036     958.75    9/1/2006
1105115877   Primary     SFR            360      360     79.99    6.875   11/1/2006   11/1/2006   10/1/2036   1,232.34   11/1/2006
1701124222   Primary     SFR            360      360        80    6.625   11/1/2006   11/1/2006   10/1/2036   1,148.33   11/1/2006
1326001285   Primary     PUD            360      360        80    7.375   11/1/2006   11/1/2006   10/1/2036     673.58   11/1/2006
8600014057   Investor    PUD            360      359     69.34    7.625    9/1/2006   10/1/2006    8/1/2036     429.54    9/1/2006
8600014188   Investor    PUD            360      360        95     8.25   10/1/2006   10/1/2006    9/1/2036   1,254.00   10/1/2006
8600014660   Primary     PUD            360      360     79.98    7.375   10/1/2006   10/1/2006    9/1/2036     931.71   10/1/2006
8600015646   Primary     PUD            360      360        80        7   11/1/2006   11/1/2006   10/1/2036   1,339.71   11/1/2006
8600014919   Primary     PUD            360      360        70        8   10/1/2006   10/1/2006    9/1/2036   1,493.33   10/1/2006
1101003465   Primary     SFR            360      360        80    6.875   10/1/2006   10/1/2006    9/1/2036   1,764.58   10/1/2006
8600014392   Secondary   PUD            360      359        80     7.75    9/1/2006   10/1/2006    8/1/2036   1,596.50    9/1/2006
8600014926   Primary     SFR            360      360        80        7   10/1/2006   10/1/2006    9/1/2036   1,236.67   10/1/2006
1115104089   Primary     Condo          360      360       100    7.375   11/1/2006   11/1/2006   10/1/2036   1,259.17   11/1/2006
1111002706   Primary     SFR            360      360        90      8.5   11/1/2006   11/1/2006   10/1/2036   1,338.75   11/1/2006
1326001064   Primary     PUD            360      360     79.98     6.75   11/1/2006   11/1/2006   10/1/2036     779.63   11/1/2006
1105115943   Primary     SFR            360      360        80        7   11/1/2006   11/1/2006   10/1/2036   1,876.00   11/1/2006

  LOANID        OBAL         COBAL      PURPOSE       DOC          OAPPVAL      FRTRDATE   CEILING    FLOOR   CAPINT   MARGIN
----------   ----------   ----------   --------   -----------   ------------   ---------   -------   ------   ------   ------

   1121650    96,179.00    96,179.00   Purchase   Full            122,000.00    4/1/2011     11.75     2.25      2       2.25
   1141305   247,500.00   246,481.65   Purchase   Full            277,345.30    4/1/2011    11.125     2.25      2       2.25
   1145370   216,000.00   216,000.00   Purchase   SIFA            240,000.00    4/1/2011        11     2.25      2       2.25
   1150181   320,000.00   320,000.00   Purchase   Full            425,000.00    5/1/2011     10.75     2.25      2       2.25
   1151128   196,000.00   196,000.00   C/O Refi   Full            245,000.00    5/1/2011     11.75     2.25      2       2.25
   1152691   305,000.00   305,000.00   C/O Refi   SIFA            575,000.00    5/1/2011     11.75     2.25      2       2.25
   1161512   220,720.00   220,720.00   Purchase   Full            275,900.00    4/1/2011    10.875     2.25      2       2.25
   1161734   325,478.00   325,478.00   Purchase   Full            415,000.00    4/1/2013        10     2.25      2       2.25
   1170141   124,000.00   124,000.00   Purchase   SIFA            218,000.00    5/1/2011      11.5     2.25      2       2.25
   1171874   130,050.00   129,709.76   Purchase   Full            145,000.00    4/1/2011     11.25     2.25      2       2.25
   1186720   325,000.00   325,000.00   C/O Refi   SIFA            440,000.00    4/1/2011    10.875     2.25      2       2.25
   1194167   256,500.00   256,500.00   Purchase   SIFA            285,000.00    5/1/2011      11.5     2.25      2       2.25
   1194388    99,750.00    99,707.19   C/O Refi   SIFA            133,000.00    4/1/2011        12     2.25      2       2.25
   1196754   164,700.00   163,557.47   R/T Refi   Full            206,000.00    4/1/2011    10.875     2.25      2       2.25
   1197524   409,500.00   409,500.00   R/T Refi   Full            455,000.00    5/1/2011     11.53      2.8      2        2.8
   1197721   238,000.00   237,000.00   Purchase   Full            305,000.00    4/1/2011     11.25     2.25      2       2.25
   1200273   285,000.00   283,214.85   Purchase   Full            290,000.00    4/1/2011        12      3.5      2        3.5
   1201900   306,800.00   306,800.00   Purchase   Full            384,000.00    4/1/2011     10.75     2.25      2       2.25
   1204216   203,000.00   203,000.00   C/O Refi   Full            275,000.00    4/1/2011     11.25     2.25      2       2.25
   1207227   219,200.00   219,200.00   C/O Refi   Full            274,000.00    4/1/2011     11.25     2.25      2       2.25
   1208400   267,200.00   267,197.03   Purchase   Full            334,000.00    5/1/2016    11.875     3.25      2       3.25
   1211810   220,000.00   220,000.00   Purchase   Full            275,000.00    4/1/2011     11.75     2.25      2       2.25
   1212276   384,000.00   384,000.00   Purchase   SIFA            492,000.00    4/1/2011     11.25     2.25      2       2.25
   1213311   192,000.00   191,997.72   Purchase   Full            240,000.00    4/1/2011    11.375     2.25      2       2.25
   1213599   131,150.00   131,149.09   Purchase   Full            172,000.00    4/1/2011      11.5     2.25      2       2.25
   1213835   288,000.00   288,000.00   C/O Refi   Full            360,000.00    5/1/2011      11.5     2.25      2       2.25
   1216567   148,000.00   147,793.13   Purchase   Full            220,000.00    4/1/2011    11.875     2.25      2       2.25
   1218213   400,000.00   400,000.00   R/T Refi   SIFA            500,000.00    4/1/2016    12.125     2.25      2       2.25
   1218267   204,000.00   204,000.00   C/O Refi   Full            268,000.00    5/1/2011        12     2.25      2       2.25
   1219109   275,000.00   275,000.00   C/O Refi   Full            345,000.00    4/1/2016     12.25     2.25      2       2.25
   1219996   243,800.00   243,730.13   C/O Refi   Full            304,750.00    4/1/2011    11.625     2.25      2       2.25
   1220007   391,200.00   391,200.00   Purchase   Full            505,000.00    5/1/2011     10.75     2.25      2       2.25
   1221745   300,000.00   299,969.91   Purchase   Full            420,000.00    5/1/2013    11.875     2.25      2       2.25
   1223031   410,000.00   410,000.00   Purchase   SIFA            415,000.00    4/1/2011     11.25     2.25      2       2.25
   1223070   218,500.00   218,500.00   Purchase   Full            280,000.00    4/1/2011      11.5     2.25      2       2.25
   1223510   189,000.00   189,000.00   R/T Refi   Full            275,000.00    4/1/2011    11.625     2.25      2       2.25
   1223926   210,000.00   210,000.00   Purchase   SIFA            290,000.00    4/1/2011    11.875     2.25      2       2.25
   1224131   288,500.00   288,500.00   R/T Refi   SIFA            375,000.00    5/1/2011        11     2.25      2       2.25
   1224316   261,225.00   261,225.00   C/O Refi   Full            405,000.00    4/1/2013      11.5     2.25      2       2.25
   1224915   221,600.00   221,600.00   Purchase   Full            280,000.00    4/1/2011    10.875     2.25      2       2.25
   1227736   228,500.00   228,500.00   R/T Refi   SIFA            310,000.00    4/1/2011    10.875     2.25      2       2.25
   1227910   240,000.00   238,903.38   C/O Refi   SIFA            482,000.00    5/1/2016      11.5     2.25      2       2.25
   1229214   334,400.00   334,400.00   C/O Refi   Full            418,000.00    5/1/2011      10.5     2.25      2       2.25
   1229475   184,000.00   184,000.00   Purchase   SIFA            235,000.00    4/1/2011    11.875    2.625      2      2.625
   1229933   292,000.00   290,360.32   R/T Refi   SIFA            365,000.00    4/1/2011    11.125     2.25      2       2.25
   1232262   124,000.00   124,000.00   C/O Refi   Full            157,000.00    5/1/2011      10.5     2.25      2       2.25
   1233403   360,000.00   360,000.00   Purchase   Full            452,000.00    5/1/2011    10.875     2.25      2       2.25
   1234128   207,920.00   207,920.00   Purchase   Full            261,000.00    4/1/2011        11     2.25      2       2.25
   1234567   130,000.00   129,994.82   C/O Refi   Full            162,500.00    5/1/2011    11.375     2.25      2       2.25
   1234932   189,900.00   189,351.16   R/T Refi   SIFA            215,000.00    5/1/2016     11.25     2.25      2       2.25
   1235864   236,800.00   236,799.98   Purchase   Full            299,000.00    5/1/2011      11.5     2.25      2       2.25
   1239334   207,765.00   207,765.00   Purchase   Full            230,000.00    5/1/2011    11.375     2.25      2       2.25
   1239548   143,920.00   143,920.00   Purchase   Full            185,000.00    4/1/2016    11.875     2.25      2       2.25
   1241613   188,000.00   187,818.27   Purchase   SIFA            195,000.00    5/1/2011     12.88     3.63      2       3.63
   1241727   288,000.00   287,999.99   C/O Refi   SIFA            450,000.00    4/1/2011    11.875     2.25      2       2.25
   1242170   324,000.00   313,000.00   C/O Refi   Full            372,000.00    5/1/2011    11.375     2.25      2       2.25
   1242641   241,400.00   241,400.00   Purchase   Full            254,126.00    5/1/2011    11.875        3      2          3
   1243953   164,800.00   164,799.99   Purchase   Full            275,000.00    5/1/2011    11.875     2.25      2       2.25
   1245626   200,000.00   198,786.43   Purchase   SIFA            263,000.00    4/1/2016        11     2.25      2       2.25
   1247880   390,450.00   390,450.00   Purchase   SIFA            489,000.00    5/1/2011    11.875     2.25      2       2.25
   1248800   228,000.00   227,795.67   R/T Refi   Full            285,000.00    5/1/2016      11.5     2.25      2       2.25
   1132854   145,800.00   145,800.00   Purchase   Full            162,000.00    5/1/2011      11.5     2.25      2       2.25
   1179413   170,800.00   170,800.00   C/O Refi   Full            244,000.00    6/1/2011    11.375     2.25      2       2.25
   1191164   264,800.00   264,800.00   R/T Refi   Full            331,000.00    5/1/2011        11     2.25      2       2.25
   1197637   300,000.00   299,800.27   C/O Refi   Full            610,000.00    5/1/2011        12     3.25      2       3.25
   1198689   284,250.00   284,250.00   C/O Refi   SIFA            380,000.00    6/1/2011    11.875     2.25      2       2.25
   1203817   304,475.00   304,475.00   Purchase   SIFA            381,000.00    5/1/2011    10.875    2.625      2      2.625
   1218405   515,000.00   515,000.00   R/T Refi   Full            650,000.00    6/1/2011    11.125     2.25      2       2.25
   1223687   197,600.00   197,600.00   Purchase   SIFA            247,000.00    5/1/2011    11.625     2.25      2       2.25
   1224374   291,850.00   291,850.00   Purchase   SIFA            364,834.00    6/1/2011    11.625     2.25      2       2.25
   1224925   216,300.00   216,300.00   Purchase   Full            273,000.00    5/1/2011      11.5     2.25      2       2.25
   1230640   318,000.00   317,799.48   Purchase   SIFA            368,000.00    5/1/2011     11.25     2.25      2       2.25
   1230985   101,120.00   101,117.20   Purchase   Full            130,000.00    5/1/2011    11.375     2.25      2       2.25
   1231904   267,500.00   266,569.81   Purchase   Full            267,500.00    5/1/2013     12.87     3.37      2       3.37
   1236013   235,500.00   235,379.78   R/T Refi   Full            325,000.00    5/1/2013    11.125     2.25      2       2.25
   1237284   236,000.00   233,749.30   R/T Refi   SIFA            480,000.00    5/1/2011      10.5     2.25      2       2.25
   1240195   316,700.00   316,699.66   Purchase   Full            396,000.00    6/1/2011    11.875     2.25      2       2.25
   1243929   237,500.00   237,400.00   Purchase   Full            260,000.00    6/1/2011    11.625     2.25      2       2.25
   1245607   319,500.00   319,500.00   Purchase   Full            363,000.00    5/1/2011     11.75     2.75      2       2.75
   1246530   233,600.00   233,596.73   C/O Refi   Full            292,000.00    5/1/2011    11.875     2.25      2       2.25
   1246872   412,000.00   412,000.00   R/T Refi   SIFA          2,415,000.00    5/1/2011    11.625     2.25      2       2.25
   1248689   273,600.00   273,600.00   Purchase   SIFA            375,000.00    5/1/2011    11.625     2.25      2       2.25
   1248822   204,000.00   204,000.00   Purchase   Full            277,000.00    5/1/2011      11.5     2.25      2       2.25
   1250620   304,800.00   304,800.00   Purchase   Full            381,000.00    5/1/2013      11.5     2.25      2       2.25
   1252792   349,000.00   348,112.52   R/T Refi   SIFA            410,000.00    5/1/2011      11.5     2.25      2       2.25
   1253502   380,000.00   379,999.24   C/O Refi   Full            475,000.00    5/1/2011    11.625     2.25      2       2.25
   1253738   182,900.00   181,715.00   Purchase   Full            228,650.00    5/1/2011    11.375     2.25      2       2.25
   1254075   323,750.00   323,750.00   R/T Refi   Full            620,000.00    6/1/2016     10.75     2.25      2       2.25
   1254080   115,200.00   115,200.00   Purchase   Full            145,000.00    5/1/2016    12.125     2.25      2       2.25
   1254858   311,200.00   311,200.00   Purchase   SIFA            390,000.00    5/1/2011    11.625     2.25      2       2.25
   1254959   127,920.00   127,920.00   Purchase   Full            160,000.00    5/1/2011      11.5      2.5      2        2.5
   1255487   112,000.00   111,980.00   R/T Refi   Full            140,000.00    5/1/2016     11.75     2.25      2       2.25
   1255596   328,000.00   328,000.00   C/O Refi   Full            410,000.00    6/1/2011    11.875     2.25      2       2.25
   1256111   328,000.00   326,501.29   Purchase   SIFA            424,000.00    5/1/2013      11.5     2.25      2       2.25
   1256622   201,080.00   201,080.00   Purchase   Full            252,000.00    5/1/2011     11.75      2.5      2        2.5
   1256757   200,000.00   200,000.00   C/O Refi   Full            250,000.00    6/1/2013    11.625     2.25      2       2.25
   1257162   215,000.00   214,017.58   Purchase   SIFA            215,000.00    5/1/2011      11.5     2.25      2       2.25
   1257302   191,200.00   191,200.00   R/T Refi   Full            239,000.00    5/1/2013      11.5     2.25      2       2.25
   1258112   232,400.00   232,400.00   Purchase   Full            292,000.00    6/1/2013     11.75     2.25      2       2.25
   1258753   136,000.00   136,000.00   Purchase   Full            177,000.00    5/1/2011    11.375     2.25      2       2.25
   1260260   320,000.00   320,000.00   Purchase   SIFA            400,000.00    5/1/2011      11.5     2.25      2       2.25
   1262404   388,000.00   388,000.00   C/O Refi   Full            485,000.00    6/1/2011     11.25     2.25      2       2.25
   1262611   190,000.00   190,000.00   R/T Refi   SIFA            238,000.00    5/1/2011    12.125     2.25      2       2.25
   1266793   229,000.00   228,903.52   C/O Refi   Full            309,000.00    6/1/2011     11.75     2.25      2       2.25
   1266900   389,450.00   388,850.00   Purchase   SIFA            490,000.00    5/1/2016    11.375     2.25      2       2.25
   1267057   400,500.00   400,500.00   R/T Refi   Full            445,000.00    6/1/2011    11.675      2.8      2        2.8
   1267400   161,600.00   161,600.00   R/T Refi   Full            202,000.00    6/1/2011      11.5      2.5      2        2.5
   1268079   158,100.00   158,099.58   Purchase   Full            220,000.00    6/1/2011        12     2.25      2       2.25
   1268445   321,600.00   321,471.77   C/O Refi   Full            402,000.00    6/1/2011        11     2.25      2       2.25
   1269361   180,950.00   180,947.35   R/T Refi   Full            235,000.00    5/1/2011        12     2.25      2       2.25
   1270053   380,750.00   380,750.00   Purchase   SIFA            555,555.00    5/1/2011      11.5     2.25      2       2.25
   1270326   184,000.00   181,325.52   R/T Refi   SIFA            230,000.00    6/1/2011    10.875     2.25      2       2.25
   1272066   247,500.00   247,500.00   Purchase   Full            281,000.00    6/1/2011     11.25     2.25      2       2.25
   1278956   194,876.00   194,812.60   Purchase   SIFA            243,595.00    5/1/2011    12.125     2.25      2       2.25
   1279223    80,000.00    79,816.21   C/O Refi   Full             89,000.00    6/1/2011        12     2.25      2       2.25
   1279465   244,000.00   244,000.00   Purchase   Full            305,000.00    6/1/2011     11.75     2.25      2       2.25
   1281407   327,192.00   327,156.49   Purchase   Full            412,000.00    6/1/2011    11.375     2.25      2       2.25
   1282803   128,000.00   128,000.00   Purchase   SIFA            131,000.00    6/1/2011     12.88     3.63      2       3.63
  11040928   325,000.00   325,000.00   C/O Refi   Full            505,000.00    6/1/2011    11.125     2.25      2       2.25
  11041000   258,000.00   258,000.00   C/O Refi   Full            340,000.00    6/1/2011     11.25     2.25      2       2.25
  11041172   336,000.00   336,000.00   Purchase   Stated          430,000.00    6/1/2011    11.625     2.25      2       2.25
  51060552   417,000.00   417,000.00   C/O Refi   Stated          580,000.00    6/1/2011    11.875     2.25      2       2.25
  62018569   149,200.00   148,629.27   Purchase   Stated          186,500.00    6/1/2011     11.25     2.25      2       2.25
  63014582   318,750.00   318,749.77   R/T Refi   Full            425,000.00    6/1/2011    11.625     2.25      2       2.25
  64012034   344,000.00   344,000.00   R/T Refi   Stated          445,000.00    6/1/2011    11.375     2.25      2       2.25
  91010209   360,000.00   358,622.96   Purchase   Stated          560,000.00    6/1/2011     11.25     2.25      2       2.25
3304324688   113,905.00   113,601.84   Purchase   Standard        121,000.00    6/1/2013    11.625     2.25      2       2.25
3304449923   103,000.00   102,799.53   C/O Refi   Standard        130,000.00    7/1/2013    11.625     2.25      2       2.25
6006300641   208,000.00   207,400.00   Purchase   Stated          260,000.00    7/1/2011      11.5     2.25      2       2.25
6100005641   133,520.00   133,067.41   Purchase   Standard        181,000.00    5/1/2013    11.875     2.25      2       2.25
6148053264   218,400.00   218,400.00   Purchase   Standard        275,000.00    6/1/2011      11.5     2.25      2       2.25
6292221964   234,320.00   234,320.00   Purchase   Standard        292,900.00    6/1/2013    11.375     2.25      2       2.25
6364735313   195,920.00   195,239.53   Purchase   Standard        245,000.00    5/1/2013     11.75     2.25      2       2.25
6382796420   576,800.00   575,301.75   Purchase   Stated          735,000.00    6/1/2013     11.75     2.25      2       2.25
6467426596   217,600.00   216,629.41   Purchase   Rapid           275,000.00    4/1/2013    11.625     2.25      2       2.25
6563144051    90,400.00    90,153.50   Purchase   Reduced         115,000.00    6/1/2011      11.5     2.25      2       2.25
6664818397   133,520.00   133,067.41   Purchase   Standard        181,000.00    5/1/2013    11.875     2.25      2       2.25
6751069730   175,920.00   175,323.73   Purchase   Standard        368,000.00    5/1/2013    11.875     2.25      2       2.25
6780615115   420,000.00   419,132.17   R/T Refi   Stated          650,000.00    6/1/2011     11.75     2.25      2       2.25
6830860844   415,150.00   415,150.00   Purchase   Stated          440,000.00    7/1/2011      12.5     2.25      2       2.25
6871855935   153,930.00   153,408.22   Purchase   Standard        368,000.00    5/1/2013    11.875     2.25      2       2.25
6098457952   408,910.00   404,118.41   Purchase   Standard        409,000.00    9/1/2010     11.25     2.25      2       2.25
6164989201   135,920.00   135,224.96   Purchase   Rapid           170,000.00    3/1/2013    11.875     2.25      2       2.25
6308814067   195,920.00   195,046.11   Purchase   Standard        250,000.00    4/1/2013    11.625     2.25      2       2.25
6309504519    44,000.00    44,000.00   Purchase   Standard         58,000.00    2/1/2011      11.5     2.25      2       2.25
6324650545   202,400.00   202,400.00   Purchase   Standard        275,000.00    2/1/2011     9.875     2.25      2       2.25
6350572258   123,840.00   123,036.24   Purchase   Stated          156,000.00    2/1/2010    10.625     2.25      2       2.25
6451605163   506,250.00   506,250.00   Purchase   Stated          675,000.00    6/1/2011    12.625     2.25      2       2.25
6653096310   151,920.00   151,274.47   Purchase   Standard        195,000.00    4/1/2013    11.875     2.25      2       2.25
6681981921   179,000.00   178,239.38   Purchase   Standard        249,000.00    4/1/2013    11.875     2.25      2       2.25
6710665578   300,000.00   298,574.43   C/O Refi   Stated          385,000.00    3/1/2011     12.25     2.25      2       2.25
6768386119   206,009.00   206,009.00   Purchase   Stated          288,000.00    5/1/2011    11.625     2.25      2       2.25
6782827833   157,200.00   157,200.00   Purchase   Standard        196,500.00    5/1/2011     11.25     2.25      2       2.25
6819062479   183,920.00   183,079.61   Purchase   Standard        244,000.00    4/1/2013      11.5     2.25      2       2.25
 117492828   400,000.00   399,900.00   R/T Refi   Reduced         500,000.00    2/1/2011      12.5     2.25      2       2.25
 117453287   300,000.00   300,000.00   C/O Refi   Reduced         375,000.00    2/1/2011    12.875    5.375      2      5.375
 117300223   352,000.00   352,000.00   Purchase   Reduced         440,000.00    2/1/2011    12.625     2.25      2       2.25
 117236695   240,000.00   240,000.00   Purchase   Reduced         300,000.00    2/1/2011      12.5        5      2          5
 117235679   239,900.00   239,900.00   Purchase   Reduced         300,000.00    2/1/2011    12.875     2.75      2       2.75
 117206772   228,000.00   228,000.00   R/T Refi   Reduced         287,000.00    2/1/2011      12.5     2.25      2       2.25
 117067282   313,600.00   313,600.00   C/O Refi   Full            392,000.00   12/1/2010    12.375    3.625      1      3.625
 116985160   323,500.00   321,368.89   C/O Refi   Reduced         525,000.00    2/1/2011    12.375     2.25      2       2.25
 115680748   153,600.00   153,600.00   R/T Refi   Full            192,000.00    1/1/2011    11.875     2.25      2       2.25
 107032290   165,000.00   164,999.82   Purchase   NINA            305,000.00   12/1/2010        13     2.25      2       2.25
 122503829   725,000.00   723,607.44   R/T Refi   No Doc        1,160,000.00    2/1/2016    11.125     2.75      2       2.75
  91944244   323,460.00   323,460.00   Purchase   Reduced         409,000.00    3/1/2010        11     2.25      1       2.25
3304384294   196,650.00   196,476.49   Purchase   Standard        225,000.00    8/1/2011    11.625     2.25      2       2.25
3304491016    80,750.00    80,680.39   Purchase   Standard         85,000.00    8/1/2011     11.75     2.25      2       2.25
3304496858   241,151.00   240,953.32   Purchase   Standard        265,000.00    8/1/2013        12     2.25      2       2.25
3304523396   110,000.00   109,898.12   Purchase   Standard        121,000.00    8/1/2011    11.375     2.25      2       2.25
3304525524   163,400.00   163,248.65   Purchase   Standard        175,000.00    8/1/2011    11.375     2.25      2       2.25
3304539129   155,800.00   155,669.10   Purchase   Standard        166,500.00    8/1/2011    11.875     2.25      2       2.25
3304555091   104,000.00   103,905.97   Purchase   Standard        130,000.00    8/1/2013      11.5     2.25      2       2.25
3304560679   245,498.00   245,270.20   Purchase   Standard        355,000.00    8/1/2011    11.375     2.25      2       2.25
3304573342    65,030.35    64,920.76   Purchase   Standard         71,000.00    7/1/2013    11.875     2.25      2       2.25
3304578259   116,000.00   115,881.67   Purchase   Standard        146,000.00    8/1/2011    10.875     2.25      2       2.25
3304580198    64,000.00    63,943.53   Purchase   Standard         80,000.00    8/1/2011    11.625     2.25      2       2.25
3304584356   239,784.00   239,408.76   C/O Refi   Standard        338,300.00    7/1/2011     12.25     2.25      2       2.25
3304589025   143,200.00   143,073.65   Purchase   Standard        180,000.00    8/1/2013    11.625     2.25      2       2.25
3304623618   168,000.00   167,858.85   Purchase   Standard        232,700.00    8/1/2013    11.875     2.25      2       2.25
3304627718   100,700.00   100,621.44   Purchase   Standard        106,000.00    8/1/2013     12.25     2.25      2       2.25
3304744521   139,650.00   139,532.67   Purchase   Standard        148,000.00    8/1/2011    11.875     2.25      2       2.25
3304862992    66,400.00    66,348.92   C/O Refi   Standard         83,000.00    8/1/2009    13.625     2.25      2       2.25
3304872652   200,000.00   199,827.80   Purchase   Standard        268,000.00    8/1/2013     11.75     2.25      2       2.25
6019648929   360,000.00   360,000.00   Purchase   Stated          400,000.00    8/1/2016    11.875     2.25      2       2.25
6035924940   182,000.00   181,336.49   Purchase   Standard        260,000.00    5/1/2013      11.5     2.25      2       2.25
6037609697   496,500.00   496,102.95   R/T Refi   Stated          655,000.00    8/1/2011    12.125     2.25      2       2.25
6149398635   353,600.00   352,504.74   Purchase   Standard        442,000.00    6/1/2011      11.5     2.25      2       2.25
6293558356   716,000.00   714,180.86   C/O Refi   Stated          955,000.00    6/1/2009    12.875     2.25      2       2.25
6303553900    83,920.00    83,920.00   Purchase   Standard        105,000.00    8/1/2011    11.875     2.25      2       2.25
6411170928   364,000.00   364,000.00   Purchase   Standard        455,000.00    8/1/2011     11.75     2.25      2       2.25
6447857464   493,576.00   493,576.00   Purchase   Stated          650,000.00    8/1/2011        12     2.25      2       2.25
6515881826   336,332.00   335,751.21   Purchase   Stated          421,000.00    7/1/2016     11.75     2.25      2       2.25
6752348158   305,000.00   305,000.00   R/T Refi   Stated          400,000.00    6/1/2009      12.5     2.25      2       2.25
6763947097   533,850.00   533,035.07   C/O Refi   Stated        1,090,000.00    7/1/2013    12.375     2.25      2       2.25
6883719145   495,000.00   493,106.53   R/T Refi   Stated          550,000.00    5/1/2009     12.25     2.25      2       2.25
6925016120   448,000.00   448,000.00   R/T Refi   Stated          560,000.00    8/1/2013     11.75     2.25      2       2.25
6160263189   220,400.00   220,400.00   Purchase   Standard        233,500.00    6/1/2011    11.375     2.25      2       2.25
6075267242   180,000.00   180,000.00   Purchase   Standard        250,000.00    6/1/2013    11.375     2.25      2       2.25
6669736453   219,000.00   219,000.00   R/T Refi   Standard        260,000.00    5/1/2013      11.5     2.25      2       2.25
 147115117   224,000.00   224,000.00   C/O Refi   Asset Only      280,000.00   10/1/2015     11.25     2.75      2       2.75
 148822356   105,300.00   105,300.00   R/T Refi   Asset Only      115,000.00   12/1/2015     11.75     2.75      2       2.75
 149174724   118,500.00   118,500.00   C/O Refi   No Doc          296,500.00    1/1/2016      11.5     2.75      2       2.75
  51478477   188,000.00   185,343.27   Purchase   Asset Only      205,000.00    7/1/2015    10.875     2.75      2       2.75
  60074515    81,000.00    80,910.47   Purchase   Full            260,000.00   11/1/2015      11.5     2.75      2       2.75
  59027771   240,000.00   239,946.00   Purchase   Full            300,500.00   10/1/2012     11.75     2.75      2       2.75
  58737891   170,000.00   169,838.20   C/O Refi   Asset Only      415,000.00   10/1/2010    11.125     2.75      2       2.75
  59319418   156,750.00   156,056.22   R/T Refi   Full            168,000.00   10/1/2010    10.875     2.75      2       2.75
  60779188   176,000.00   176,000.00   R/T Refi   Full            220,000.00   11/1/2010      11.5     2.75      2       2.75
  60803202   193,000.00   193,000.00   R/T Refi   Asset Only      400,000.00   12/1/2010    11.125     2.75      2       2.75
 147375836   145,000.00   144,404.90   R/T Refi   Full            210,000.00   12/1/2010    10.875     2.75      2       2.75
 151563772   182,808.00   182,808.00   Purchase   Full            232,000.00    5/1/2011    11.875     2.25      2       2.25
 151316056   132,000.00   132,000.00   Purchase   Full            165,000.00    5/1/2016    11.625     2.75      2       2.75
 151464732   144,000.00   135,496.66   R/T Refi   Asset Only    1,000,000.00    5/1/2016      11.5     2.75      2       2.75
 151675352   213,500.00   213,500.00   C/O Refi   Asset Only      305,000.00    5/1/2016     11.75     2.75      2       2.75
  56930878   215,591.40   215,591.40   Purchase   Full            239,546.00    5/1/2011    11.875     2.75      2       2.75
 149557142   195,000.00   195,000.00   Purchase   Asset Only      295,000.00    4/1/2011    10.875     2.75      2       2.75
 151498359   379,000.00   379,000.00   C/O Refi   No Doc          475,000.00    5/1/2011    11.625     2.75      2       2.75
 141616961   106,240.00   105,383.01   Purchase   Full            150,000.00    1/1/2010    10.125     2.75      2       2.75
  52560257   180,000.00   177,084.49   C/O Refi   Full            225,000.00    6/1/2008     11.75     2.75      2       2.75
  54064654   137,750.00   135,672.62   Purchase   Full            147,000.00    7/1/2008     11.75     2.75      2       2.75
  58580135   175,000.00   175,000.00   C/O Refi   Full            250,000.00   10/1/2008     11.75     2.75      2       2.75
  59682856   199,920.00   199,919.92   Purchase   Full            250,000.00   11/1/2008     11.75     2.75      2       2.75
  60179355   144,000.00   142,414.40   C/O Refi   Full            180,000.00   11/1/2008     11.75     2.75      2       2.75
  60572849   182,700.00   182,700.00   Purchase   Asset Only      340,000.00   11/1/2008     11.75     2.75      2       2.75
 146468939   218,800.00   217,800.00   Purchase   Asset Only      280,000.00    9/1/2008     11.75     2.75      2       2.75
 147811145   228,000.00   227,956.30   C/O Refi   Full            304,000.00   11/1/2008     11.75     2.75      2       2.75
 147984645   128,000.00   128,000.00   C/O Refi   Asset Only      160,000.00   11/1/2008     11.75     2.75      2       2.75
 148337553   392,720.00   388,958.23   Purchase   No Doc          550,000.00   12/1/2008     11.75     2.75      2       2.75
 148502438   400,000.00   399,322.05   C/O Refi   No Doc          525,000.00   11/1/2008     11.75     2.75      2       2.75
 148506942   228,200.00   228,200.00   Purchase   Asset Only      300,000.00   12/1/2008     11.75     2.75      2       2.75
 148874092   194,240.00   194,236.85   Purchase   Asset Only      248,000.00   12/1/2008     11.75     2.75      2       2.75
 144815388   199,000.00   198,845.24   C/O Refi   Asset Only      272,000.00    7/1/2008     11.75     2.25      2       2.25
 147832588    96,796.00    96,796.00   R/T Refi   Full            156,000.00    9/1/2008     11.75     2.25      2       2.25
  94331481   337,500.00   337,500.00   R/T Refi   Full            465,000.00    9/1/2005        12        1      0          1
 112911994    85,600.00    85,600.00   Purchase   Alternative     107,000.00   10/1/2005        12    2.125      0      2.125
 113952199   308,720.00   304,873.74   Purchase   Alternative     387,000.00    4/1/2006        11    1.875      1      1.875
  88581798    81,800.00    81,800.00   C/O Refi   Full            150,000.00    2/1/2016    12.125     2.25      1       2.25
 115885797   200,000.00   199,889.86   Purchase   Reduced         250,000.00   12/1/2010     12.25     2.25      2       2.25
1304007610   109,869.00   109,869.00   Purchase   SIVA            140,000.00    6/1/2011     11.75     2.25      1       2.25
8500011923   324,000.00   324,000.00   Purchase   SIVA            405,000.00    7/1/2011    11.625     2.25      1       2.25
8500010699   216,652.00   216,652.00   Purchase   SISA            280,000.00    4/1/2008    12.875    2.375      1       5.25
8500011431   318,000.00   318,000.00   R/T Refi   SIVA            520,000.00    6/1/2011    12.875     2.25      1       2.25
1706102070   320,000.00   320,000.00   Purchase   SIVA            400,000.00    6/1/2011     12.75     2.25      1       2.25
8600014016   269,600.00   269,600.00   Purchase   SIVA            340,000.00    8/1/2011    12.375     2.25      1       2.25
8500010547   276,447.00   276,447.00   Purchase   SIVA            346,000.00    4/1/2011      13.5     2.25      1       2.25
8500011054   358,648.00   358,648.00   Purchase   SIVA            448,500.00    5/1/2011      11.5     2.25      2       2.25
8500012406   293,600.00   293,600.00   Purchase   SIVA            367,000.00    7/1/2011    12.625     2.25      2       2.25
8500012479   375,000.00   375,000.00   C/O Refi   SIVA            520,000.00    7/1/2011    11.875     2.25      1       2.25
8500011803   224,000.00   224,000.00   R/T Refi   SIVA            290,000.00    6/1/2011    13.125     2.25      1       2.25
1707100930   472,000.00   472,000.00   Purchase   SIVA            600,000.00    9/1/2011    11.375     2.25      1       2.25
1707100505   180,000.00   180,000.00   C/O Refi   Full            230,000.00    6/1/2011        12     2.25      1       2.25
8500010816   284,000.00   284,000.00   C/O Refi   SIVA            355,000.00    4/1/2011     12.75     2.25      2       2.25
1701123650   383,600.00   383,600.00   Purchase   SIVA            490,000.00    9/1/2011    12.375     2.25      1       2.25
8500010555   602,000.00   602,000.00   Purchase   SIVA            880,000.00    4/1/2013      13.5     2.25      1       2.25
1701122513   360,000.00   360,000.00   C/O Refi   SIVA            450,000.00    7/1/2011    11.875     2.25      1       2.25
8500012745   280,000.00   280,000.00   Purchase   SIVA            355,000.00    7/1/2011     11.25     2.25      1       2.25
8500010510   160,500.00   159,801.25   R/T Refi   SIVA            380,000.00    4/1/2011     11.75     3.25      1       3.25
1701123225   252,000.00   252,000.00   Purchase   SIVA            315,000.00    8/1/2011    11.875     2.25      1       2.25
1701122979   272,000.00   272,000.00   C/O Refi   SIVA            340,000.00    8/1/2011    11.875     2.25      1       2.25
8500012099   120,000.00   120,000.00   Purchase   Full            165,000.00    7/1/2011     12.75     2.25      2       2.25
8500012238   400,000.00   400,000.00   Purchase   SIVA            500,000.00    7/1/2011    12.625     2.25      1       2.25
8500011500   276,000.00   276,000.00   Purchase   Full            345,000.00    6/1/2011    11.625     3.25      2       3.25
8600013477    79,000.00    79,000.00   C/O Refi   Full            150,000.00    6/1/2011    11.125     2.25      1       2.25
8500010963   316,000.00   316,000.00   Purchase   No Ratio        405,000.00    5/1/2011     11.75     3.25      2       3.25
8500011655   417,000.00   415,916.84   C/O Refi   SIVA            740,000.00    6/1/2008     12.75    2.375      1      2.375
8500011991   300,000.00   300,000.00   Purchase   SISA            390,000.00    6/1/2016      11.5     2.25      1       2.25
8500013074   417,000.00   417,000.00   Purchase   SIVA            580,000.00    7/1/2011     11.75     2.25      2       2.25
8500011669   240,000.00   240,000.00   Purchase   NINA            306,000.00    6/1/2008    13.125     2.75      1       2.75
1701121675   244,400.00   244,400.00   Purchase   SIVA            306,000.00    6/1/2011    11.375     2.25      1       2.25
1701123811   360,000.00   360,000.00   C/O Refi   SIVA            450,000.00    9/1/2011     11.75    2.375      1      2.375
8500010740   327,487.00   327,487.00   Purchase   SIVA            410,000.00    4/1/2011     11.25     4.25      2       4.25
8500010498   236,500.00   236,500.00   Purchase   SIVA            320,000.00    4/1/2011     11.75    3.125      1      3.125
8500010821   377,600.00   377,600.00   Purchase   SIVA            472,000.00    4/1/2011    13.125     2.25      2       2.25
8500011528   280,000.00   280,000.00   C/O Refi   SIVA            410,000.00    6/1/2011        13     2.25      2       2.25
8500011016   339,500.00   339,500.00   Purchase   SIVA            485,000.00    5/1/2009    12.375      4.5      1        4.5
8500011167   367,088.00   367,088.00   Purchase   SIVA            460,000.00    5/1/2011    12.125     2.25      1       2.25
1707101175   313,600.00   313,600.00   Purchase   SIVA            395,000.00    8/1/2011    13.375     2.25      1       2.25
8500010394   356,000.00   356,000.00   Purchase   SIVA            445,000.00    4/1/2011    12.375     2.25      2       2.25
8500011085   257,045.00   257,045.00   Purchase   SIVA            323,000.00    5/1/2011    11.625      3.5      2        3.5
8500012423   308,000.00   307,441.62   Purchase   SIVA            385,000.00    7/1/2013      12.5     2.25      1       2.25
8500012735   232,000.00   232,000.00   Purchase   SIVA            290,000.00    7/1/2011    11.625     2.25      1       2.25
8500011066   333,431.00   333,431.00   Purchase   SIVA            417,000.00    5/1/2011    12.375     2.75      2       2.75
8500013108   218,400.00   218,400.00   Purchase   SISA            297,000.00    8/1/2011    11.999        4      1          4
8500011356   322,800.00   322,800.00   Purchase   SIVA            405,500.00    6/1/2011    11.375     2.25      1       2.25
8500011099   399,520.00   399,520.00   Purchase   Full            525,000.00    5/1/2016      11.5     2.75      1       2.75
8500011359   263,000.00   263,000.00   Purchase   NINA            420,000.00    6/1/2011    11.375     2.75      1       2.75
8500011088   346,026.00   346,026.00   Purchase   SIVA            433,000.00    5/1/2011        11     2.25      2       2.25
8500012261   385,600.00   385,600.00   Purchase   Full            499,000.00    7/1/2011    12.625     2.25      1       2.25
1706102050   372,000.00   372,000.00   Purchase   Full            515,000.00    7/1/2011     11.75     2.25      1       2.25
8500011032   365,400.00   365,400.00   Purchase   SIVA            522,000.00    5/1/2009    12.625      4.5      1        4.5
1701122019   164,000.00   164,000.00   C/O Refi   SIVA            205,000.00    6/1/2011      11.5     2.25      1       2.25
8500010848   232,500.00   232,500.00   Purchase   NINA            310,000.00    5/1/2011    12.125     3.25      2       3.25
8500011409   362,000.00   362,000.00   Purchase   SIVA            462,000.00    6/1/2011      11.5     3.25      2       3.25
8500011959   358,400.00   358,400.00   Purchase   SIVA            448,000.00    7/1/2011    13.125     2.25      1       2.25
1701122406   380,000.00   380,000.00   Purchase   SIVA            475,000.00    7/1/2011     11.75     2.25      1       2.25
8500013109   423,200.00   423,200.00   Purchase   SIVA            537,000.00    8/1/2011    11.875     2.25      1       2.25
1707101015   417,000.00   417,000.00   Purchase   SIVA            540,000.00    8/1/2011     11.75     2.25      1       2.25
8500010812   337,716.00   337,716.00   Purchase   Full            460,000.00    4/1/2011      11.5     2.75      2       2.75
1707100926   340,000.00   340,000.00   Purchase   SIVA            425,000.00    7/1/2011    10.625     2.25      1       2.25
8500010862   239,200.00   239,200.00   Purchase   Full            305,000.00    5/1/2011    11.375     2.25      2       2.25
8500011059   272,026.00   272,026.00   Purchase   SIVA            348,000.00    5/1/2016     10.75     2.75      1       2.75
8500012398   388,000.00   388,000.00   Purchase   SIVA            485,000.00    7/1/2011    12.625     2.25      2       2.25
8500012401   223,992.00   223,992.00   Purchase   SIVA            291,500.00    7/1/2011    13.375     2.25      2       2.25
8500011952   236,000.00   236,000.00   Purchase   SIVA            295,000.00    7/1/2011      11.5     2.25      1       2.25
1326000904   152,900.00   152,900.00   Purchase   SIVA            194,000.00    8/1/2011    11.875     2.25      1       2.25
1706102011   206,400.00   206,400.00   Purchase   Full            270,000.00    6/1/2011    11.625     2.25      1       2.25
8500012427   275,000.00   275,000.00   C/O Refi   No Ratio        470,000.00    7/1/2011    12.875     2.25      2       2.25
1701122721   400,000.00   400,000.00   Purchase   SIVA            500,000.00    7/1/2011     11.25     2.25      1       2.25
1701122837   359,200.00   359,200.00   Purchase   SIVA            449,000.00    8/1/2011      11.5     2.25      1       2.25
1701122328   340,000.00   340,000.00   Purchase   SIVA            425,000.00    6/1/2011    11.875     2.25      1       2.25
8500011052   273,036.00   273,036.00   Purchase   No Ratio        379,500.00    5/1/2011     11.75     2.25      1       2.25
8500011936   290,000.00   290,000.00   C/O Refi   SISA            400,000.00    7/1/2009    11.375     2.25      1       2.25
8500010512   374,000.00   374,000.00   C/O Refi   SIVA            470,000.00    4/1/2011    11.625        3      1          3
8500011013   376,000.00   376,000.00   Purchase   SIVA            470,000.00    5/1/2009    12.625      4.5      1        4.5
8500011628   295,000.00   295,000.00   Purchase   Full            420,000.00    6/1/2011    11.375     2.25      2       2.25
8500010727   410,768.00   410,768.00   Purchase   Full            513,500.00    4/1/2011    11.875     3.75      2       3.75
1707101013   310,400.00   310,400.00   Purchase   Full            390,000.00    8/1/2011    11.625     2.25      1       2.25
8500011395   232,000.00   232,000.00   Purchase   Full            451,000.00    6/1/2011     12.25    3.625      1      3.625
8500010550   408,000.00   408,000.00   Purchase   SIVA            544,000.00    4/1/2011      12.5     2.25      1       2.25
1707100849   388,000.00   388,000.00   Purchase   SIVA            485,000.00    7/1/2011     11.99     2.25      1       2.25
8500011371   318,800.00   318,800.00   Purchase   NINA            399,000.00    6/1/2011    12.375     3.75      1       3.75
1707101460   271,900.00   271,900.00   Purchase   SIVA            345,000.00    8/1/2011    11.625     2.25      1       2.25
1701122235   415,000.00   415,000.00   C/O Refi   SISA            665,000.00    6/1/2011    10.625     2.25      1       2.25
1707100748   384,000.00   384,000.00   Purchase   SISA            482,000.00    7/1/2011    11.875     2.25      1       2.25
1701122350   408,000.00   408,000.00   C/O Refi   SISA            510,000.00    7/1/2011    12.375     2.25      1       2.25
8500012615   376,600.00   376,600.00   R/T Refi   Full            485,000.00    7/1/2009     10.75     2.25      1       2.25
8600013407   288,000.00   288,000.00   Purchase   SIVA            360,000.00    6/1/2011     11.75     2.25      1       2.25
8500011441   264,000.00   264,000.00   Purchase   SIVA            330,000.00    6/1/2011    12.875     2.25      1       2.25
1701123504   372,000.00   372,000.00   Purchase   SIVA            465,000.00    8/1/2011     11.75     2.25      1       2.25
8500010820   237,675.00   237,675.00   Purchase   SIVA            316,900.00    4/1/2011    12.375     2.25      2       2.25
8500011041   196,792.00   196,792.00   Purchase   SIVA            268,000.00    5/1/2011    11.375     2.25      1       2.25
8500011958   400,000.00   400,000.00   Purchase   SIVA            500,000.00    7/1/2011    12.875     2.25      1       2.25
8500011077   224,340.00   224,340.00   Purchase   SIVA            320,000.00    5/1/2011      11.5     2.25      2       2.25
8500011157   262,721.00   262,721.00   Purchase   SIVA            333,000.00    5/1/2011     11.75     2.25      1       2.25
1311004976   298,338.00   298,338.00   Purchase   Full            380,000.00    8/1/2011      11.5     2.25      1       2.25
8500011090   199,968.00   199,968.00   Purchase   SISA            255,000.00    5/1/2011     12.25     2.25      1       2.25
1316001932   279,900.00   279,900.00   Purchase   SIVA            350,000.00    6/1/2011     10.75     2.25      1       2.25
8500011800   182,800.00   182,800.00   Purchase   Full            231,000.00    6/1/2011     12.25     2.25      1       2.25
8600014560   321,600.00   321,600.00   C/O Refi   SIVA            402,000.00    8/1/2011    12.875     2.25      1       2.25
1706102191   415,200.00   415,200.00   Purchase   SIVA            533,000.00    8/1/2011    11.875     2.25      1       2.25
8600014311   145,950.00   145,950.00   Purchase   Full            205,000.00    8/1/2011    10.875     2.25      1       2.25
1105114560   207,000.00   207,000.00   C/O Refi   SISA            230,000.00    7/1/2009    14.625    8.625      1       6.75
8500011163   316,240.00   316,240.00   Purchase   No Ratio        395,500.00    5/1/2011      12.5     2.25      1       2.25
8500011709   152,700.00   152,700.00   Purchase   SIVA            200,000.00    6/1/2011    11.875     2.25      1       2.25
1115103332   155,800.00   155,800.00   Purchase   SIVA            182,000.00    7/1/2011    13.875     2.25      1       2.25
8500011798   151,700.00   151,700.00   Purchase   Full            295,000.00    7/1/2011     11.25     2.25      1       2.25
8500010320   380,000.00   380,000.00   Purchase   SIVA            510,000.00    4/1/2011    11.875     3.25      1       3.25
8500011637   391,900.00   391,900.00   Purchase   SIVA            500,000.00    6/1/2011      11.5     2.25      1       2.25
8500011648   327,920.00   327,920.00   Purchase   SIVA            410,000.00    5/1/2011      11.5     2.25      1       2.25
8500011471   400,000.00   400,000.00   C/O Refi   Full            500,000.00    6/1/2011    11.875     2.25      2       2.25
8500011713   363,875.00   363,875.00   C/O Refi   NINA            460,000.00    6/1/2011      11.5     2.25      1       2.25
1701122945   294,400.00   294,400.00   Purchase   SIVA            370,000.00    8/1/2011     12.25     2.25      1       2.25
8500010805   168,384.00   167,751.31   Purchase   NINA            230,000.00    4/1/2011      12.5     2.25      1       2.25
8500012457   360,000.00   360,000.00   Purchase   SIVA            458,000.00    7/1/2011    11.999        4      1          4
8500010885   250,000.00   250,000.00   C/O Refi   Full            340,000.00    5/1/2011     11.25     2.25      2       2.25
8500010626   417,000.00   417,000.00   C/O Refi   SIVA            530,000.00    4/1/2011     12.75     3.25      2       3.25
8600013754   340,000.00   340,000.00   Purchase   SIVA            425,000.00    7/1/2011    12.125     2.25      1       2.25
8500013089   416,000.00   416,000.00   Purchase   SIVA            521,000.00    8/1/2011    11.375     2.25      1       2.25
8500012459   413,600.00   413,600.00   Purchase   Full            530,000.00    7/1/2011    11.999     2.25      1       2.25
1701122299   273,000.00   273,000.00   C/O Refi   SIVA            345,000.00    7/1/2011    13.125     2.25      1       2.25
1701122634   359,950.00   359,950.00   Purchase   Full            455,000.00    8/1/2011      12.5     2.25      1       2.25
8500010519   240,000.00   240,000.00   Purchase   SIVA            334,500.00    4/1/2011    11.999        4      1          4
8500011078   313,980.00   313,980.00   Purchase   SIVA            392,500.00    5/1/2011     11.75      3.5      2        3.5
1701123324   288,000.00   288,000.00   Purchase   SIVA            374,000.00    8/1/2011    12.125     2.25      1       2.25
8500012486   240,000.00   240,000.00   Purchase   SIVA            310,000.00    7/1/2011    11.875     2.25      1       2.25
1707101246   328,000.00   328,000.00   Purchase   SISA            410,000.00    8/1/2011     11.99     2.25      1       2.25
1707101066   356,000.00   356,000.00   Purchase   No Ratio        445,000.00    7/1/2011    11.875     2.25      1       2.25
8500011516   400,500.00   399,407.93   C/O Refi   Full            699,000.00    6/1/2013      12.5     2.25      2       2.25
8500010780   236,995.00   236,082.18   Purchase   No Ratio        305,000.00    4/1/2013    12.375     2.25      2       2.25
1707100851   159,200.00   159,200.00   Purchase   Full            199,000.00    7/1/2011      10.5     2.25      1       2.25
8600013262   292,000.00   292,000.00   Purchase   SISA            365,000.00    5/1/2011     11.25     2.25      1       2.25
8500011117   280,760.00   280,760.00   Purchase   SIVA            351,000.00    5/1/2011    11.375     2.25      2       2.25
8500011673   372,000.00   372,000.00   C/O Refi   Full            500,000.00    6/1/2013      12.5     2.25      1       2.25
8600014363   152,100.00   152,100.00   R/T Refi   NINA            237,000.00    8/1/2011    11.125      2.5      1        2.5
1706102001   304,000.00   304,000.00   Purchase   SIVA            380,000.00    7/1/2011      12.5     2.25      1       2.25
8500013098   339,200.00   339,200.00   Purchase   SIVA            424,000.00    8/1/2011    11.625     2.25      1       2.25
8500011083   381,600.00   381,600.00   Purchase   SIVA            480,000.00    5/1/2011    11.875     2.25      2       2.25
8500011442   251,000.00   251,000.00   Purchase   Full            351,000.00    6/1/2011        13     2.25      1       2.25
1707100705   320,000.00   320,000.00   Purchase   SIVA            400,000.00    6/1/2011    11.125     2.25      1       2.25
1701124021   352,000.00   352,000.00   Purchase   SIVA            440,000.00    9/1/2011      11.5     2.25      1       2.25
8500011927   150,000.00   149,740.98   Purchase   NINA            268,000.00    7/1/2011     11.75     2.25      1       2.25
1707100572   235,550.00   235,550.00   Purchase   SIVA            345,000.00    6/1/2011    11.625     2.25      1       2.25
8500011389   262,400.00   262,400.00   Purchase   SIVA            328,000.00    5/1/2011    11.625        3      1          3
8500011166   376,000.00   376,000.00   Purchase   SIVA            470,000.00    5/1/2011     11.75     2.25      1       2.25
8500011525   337,211.00   336,313.52   Purchase   SISA            750,000.00    6/1/2011    12.625     2.25      2       2.25
8500011121   343,200.00   343,200.00   Purchase   SIVA            429,000.00    5/1/2011     11.75     2.25      1       2.25
8500011408   350,000.00   350,000.00   Purchase   Full            440,000.00    6/1/2011    11.375     2.25      2       2.25
1312004369   377,000.00   377,000.00   C/O Refi   SIVA            580,000.00    6/1/2011    11.625     2.25      1       2.25
8500011116   135,992.00   135,992.00   Purchase   SIVA            175,000.00    5/1/2011    11.875     2.25      1       2.25
8500012093   302,400.00   302,400.00   C/O Refi   SIVA            560,000.00    7/1/2016    12.875     2.25      2       2.25
8500010983   386,728.00   386,728.00   Purchase   SISA            495,000.00    5/1/2011      13.5     2.25      1       2.25
1701122756   272,000.00   272,000.00   Purchase   SIVA            340,000.00    7/1/2011    11.875     2.25      1       2.25
8500010783   252,793.00   252,793.00   Purchase   SIVA            381,000.00    4/1/2011    11.875        3      2          3
8600013439   510,250.00   510,250.00   C/O Refi   SIVA            785,000.00    7/1/2011    11.375     3.25      1       3.25
1106000578   116,550.00   116,550.00   Purchase   SIVA            149,000.00    8/1/2011    12.375     2.25      1       2.25
1707100610   158,200.00   157,818.21   Purchase   No Ratio        226,000.00    6/1/2011    12.125     2.25      1       2.25
8500011128   276,000.00   276,000.00   Purchase   SIVA            345,000.00    5/1/2011     11.75     2.25      2       2.25
8500010777   325,504.00   325,504.00   Purchase   SIVA            407,000.00    4/1/2011    11.125     2.25      2       2.25
8500011464   162,600.00   162,600.00   Purchase   Full            203,500.00    6/1/2011     11.75     3.25      2       3.25
8500011560   364,000.00   364,000.00   Purchase   SIVA            455,000.00    6/1/2011    12.875     2.25      2       2.25
8500011506   417,000.00   417,000.00   Purchase   Full            600,000.00    6/1/2011        12     3.25      2       3.25
8500010985   320,000.00   320,000.00   C/O Refi   Full            467,000.00    5/1/2013    12.875     2.25      1       2.25
8500011590   417,000.00   415,968.57   C/O Refi   SISA            642,000.00    6/1/2016        13     2.25      1       2.25
8500010756   334,763.00   334,763.00   Purchase   SIVA            449,000.00    4/1/2011        12     2.75      2       2.75
8500011055   117,025.00   117,025.00   Purchase   No Ratio        224,000.00    5/1/2011      11.5     2.25      2       2.25
8500012247   144,800.00   144,800.00   Purchase   Full            225,000.00    7/1/2011     13.75     2.25      1       2.25
8500010496   136,400.00   136,400.00   Purchase   Full            172,000.00    4/1/2011    12.375        4      1          4
8500013070   259,000.00   259,000.00   R/T Refi   SIVA            325,000.00    8/1/2011    11.375     2.25      2       2.25
8500012174   367,500.00   367,500.00   C/O Refi   SIVA            525,000.00    7/1/2011    13.125     2.25      2       2.25
8500011028   350,000.00   350,000.00   C/O Refi   Full            500,000.00    5/1/2011      11.5     2.25      2       2.25
1701121925   409,500.00   409,500.00   Purchase   SIVA            595,000.00    6/1/2011    12.125     2.25      1       2.25
8500011398   288,000.00   288,000.00   Purchase   SIVA            414,000.00    6/1/2011      11.5    2.875      1      2.875
8500012418   236,000.00   235,602.33   Purchase   SIVA            300,000.00    7/1/2011    12.875     2.25      2       2.25
8500012126   152,160.00   152,160.00   Purchase   SIVA            190,200.00    7/1/2011     12.75     2.25      2       2.25
1707101783   252,000.00   252,000.00   Purchase   SIVA            352,500.00    9/1/2011     11.75     2.25      1       2.25
1707100536   280,000.00   280,000.00   C/O Refi   SIVA            350,000.00    6/1/2011    11.875     2.25      1       2.25
8600013639   261,600.00   261,600.00   Purchase   SIVA            328,000.00    7/1/2011      12.5     2.25      1       2.25
8500013119   284,000.00   284,000.00   Purchase   SIVA            365,000.00    8/1/2011    12.625    4.625      1      4.625
1707101159   284,000.00   284,000.00   Purchase   Full            358,000.00    9/1/2011    11.625     2.25      1       2.25
8500011153   134,295.00   134,295.00   Purchase   SIVA            181,000.00    5/1/2011    11.625     2.25      1       2.25
8500012372   348,750.00   348,750.00   C/O Refi   Full            465,000.00    7/1/2011    12.875     2.25      1       2.25
8500010522   334,400.00   333,143.53   Purchase   SIVA            460,000.00    4/1/2011      12.5    3.875      1      3.875
1707101540   336,000.00   336,000.00   Purchase   SIVA            420,000.00    9/1/2011     11.25     2.25      1       2.25
8500010710   306,106.00   304,492.64   Purchase   Full            466,000.00    4/1/2011     11.75        3      2          3
8500011658   388,000.00   388,000.00   C/O Refi   SIVA            485,000.00    6/1/2013      12.5     2.25      1       2.25
8500011614   292,500.00   292,500.00   R/T Refi   SIVA            390,000.00    6/1/2011    11.375     2.25      2       2.25
1707100615   165,000.00   165,000.00   C/O Refi   SIVA            465,000.00    7/1/2011     11.99     2.25      1       2.25
1706102326   276,800.00   276,800.00   Purchase   SISA            359,000.00    8/1/2011    11.375     2.25      1       2.25
8600014697   294,500.00   294,500.00   C/O Refi   No Ratio        600,000.00    9/1/2011      11.5     2.25      1       2.25
8500012405   372,000.00   372,000.00   Purchase   SIVA            465,000.00    7/1/2011    13.125     2.25      2       2.25
8500010723   194,153.00   194,153.00   Purchase   Full            245,000.00    4/1/2011    11.375     2.25      1       2.25
8500013114   272,000.00   272,000.00   Purchase   SIVA            340,000.00    8/1/2011    11.625     2.25      1       2.25
8500010681   240,665.00   240,665.00   Purchase   SIVA            354,000.00    4/1/2011    11.625      3.5      2        3.5
1701122514   194,400.00   194,400.00   Purchase   SIVA            252,000.00    7/1/2011    11.875     2.25      1       2.25
1701122314   290,250.00   290,250.00   Purchase   SIVA            363,000.00    7/1/2011     11.25     2.25      1       2.25
8500012085   363,000.00   363,000.00   C/O Refi   SISA            800,000.00    6/1/2011    11.625     2.25      2       2.25
8500011127   356,948.00   356,948.00   Purchase   SIVA            446,500.00    5/1/2011    11.625        3      2          3
8500012478   296,000.00   296,000.00   Purchase   SIVA            450,000.00    7/1/2011    11.875     2.25      1       2.25
8500011086   411,916.00   411,916.00   Purchase   Full            529,000.00    5/1/2011    11.375     2.25      1       2.25
8500013112   216,000.00   215,831.50   Purchase   NINA            270,000.00    8/1/2011     12.25     4.25      1       4.25
8500012237   288,000.00   288,000.00   Purchase   SISA            360,000.00    7/1/2011     12.75     2.25      1       2.25
8500010644   235,992.00   235,992.00   Purchase   No Ratio        295,500.00    4/1/2013    11.125     2.25      1       2.25
1707100957   359,200.00   359,200.00   Purchase   SIVA            455,000.00    7/1/2011    11.375     2.25      1       2.25
8600013449   255,000.00   255,000.00   C/O Refi   SIVA            375,000.00    7/1/2011    11.875     2.25      1       2.25
1105114329   111,600.00   111,425.09   Purchase   No Ratio        190,000.00    6/1/2011     14.25     2.25      1       2.25
8500012138   400,000.00   400,000.00   C/O Refi   SISA            500,000.00    7/1/2011    12.875     2.25      2       2.25
1701122238   283,550.00   283,550.00   Purchase   SIVA            355,000.00    7/1/2011    11.875     2.25      1       2.25
1701121983   344,200.00   344,200.00   Purchase   SISA            432,000.00    6/1/2011    12.375     2.25      1       2.25
8500011363   272,000.00   272,000.00   Purchase   SIVA            340,000.00    6/1/2011     12.25    3.625      1      3.625
8600013437   200,000.00   200,000.00   C/O Refi   SIVA            270,000.00    6/1/2011     11.75     2.25      1       2.25
1701122278   370,400.00   370,400.00   C/O Refi   SIVA            463,000.00    6/1/2011    11.625     2.25      1       2.25
8600013774   200,000.00   200,000.00   C/O Refi   SIVA            305,000.00    8/1/2011    11.625     2.25      1       2.25
8500011172   417,000.00   417,000.00   Purchase   SIVA            524,000.00    5/1/2011    11.875      3.5      2        3.5
1701123614   223,900.00   223,900.00   Purchase   SIVA            279,900.00    9/1/2011    11.625     2.25      1       2.25
1705000779   229,100.00   229,100.00   Purchase   SIVA            329,000.00    6/1/2011     11.75     2.25      1       2.25
8500011263   272,000.00   272,000.00   C/O Refi   Full            475,000.00    6/1/2011    11.375     2.25      1       2.25
8500011624   175,000.00   175,000.00   C/O Refi   SIVA            425,000.00    6/1/2011     11.75     3.25      2       3.25
1701121834   307,900.00   307,018.98   Purchase   Full            385,000.00    6/1/2011     11.25     2.25      1       2.25
8500012100   260,000.00   260,000.00   Purchase   SIVA            340,000.00    7/1/2011    12.875     2.25      2       2.25
8500010508   372,000.00   372,000.00   C/O Refi   SIVA            465,000.00    4/1/2011    11.875     3.25      1       3.25
1707100703   368,000.00   368,000.00   Purchase   SIVA            460,000.00    6/1/2011      11.5     2.25      1       2.25
1707100592   408,000.00   408,000.00   Purchase   SIVA            510,000.00    6/1/2011    13.125     2.25      1       2.25
8500010717   269,592.00   269,592.00   Purchase   SIVA            341,000.00    4/1/2011    11.875     2.75      2       2.75
8500012431   223,200.00   222,814.58   Purchase   SIVA            280,000.00    7/1/2011     12.75     2.25      2       2.25
8500012738   350,400.00   350,400.00   Purchase   SIVA            438,000.00    7/1/2011    11.625     2.25      1       2.25
8500011161   299,992.00   299,992.00   Purchase   SIVA            375,000.00    5/1/2011     11.75     2.25      2       2.25
8500013096   292,000.00   292,000.00   R/T Refi   Full            365,000.00    8/1/2011    11.875     2.25      1       2.25
1701122875   392,000.00   391,323.09   C/O Refi   SIVA            585,000.00    7/1/2011     11.75     2.25      1       2.25
1701121638   372,700.00   372,700.00   Purchase   SIVA            465,900.00    6/1/2011    12.125     2.25      1       2.25
8500012134   110,000.00   110,000.00   C/O Refi   SIVA            170,000.00    7/1/2011     12.75     2.25      2       2.25
8500012357   282,400.00   282,400.00   Purchase   SIVA            353,000.00    7/1/2011    12.875     2.25      1       2.25
8500011989   352,000.00   352,000.00   R/T Refi   SISA            440,000.00    7/1/2011     11.75     2.25      2       2.25
1707100813   388,000.00   388,000.00   Purchase   SIVA            495,000.00    7/1/2011    12.125     2.25      1       2.25
8500011484   139,200.00   139,200.00   Purchase   Full            175,000.00    6/1/2011     11.75     2.25      2       2.25
1707101425   386,400.00   386,400.00   Purchase   SIVA            483,000.00    8/1/2011     11.99     2.25      1       2.25
8500011420   336,000.00   336,000.00   R/T Refi   Full            420,000.00    6/1/2011      11.5     2.25      2       2.25
8500012534   294,400.00   294,400.00   R/T Refi   SIVA            368,000.00    6/1/2011     11.75     2.25      1       2.25
8500012533   272,800.00   272,800.00   Purchase   SIVA            375,000.00    6/1/2011        13     2.25      1       2.25
1706102177   293,000.00   293,000.00   R/T Refi   SIVA            367,000.00    8/1/2011    11.875     2.25      1       2.25
8500010553   318,750.00   318,750.00   C/O Refi   SIVA            425,000.00    4/1/2013      12.5     2.25      1       2.25
8500011342   352,000.00   352,000.00   R/T Refi   SIVA            440,000.00    6/1/2011    12.625     2.25      1       2.25
1701123589   348,000.00   348,000.00   Purchase   SIVA            435,000.00    9/1/2011     11.99     2.25      1       2.25
8500011416   229,500.00   229,500.00   C/O Refi   SIVA            328,000.00    6/1/2011    11.375     2.25      2       2.25
8500011987   267,900.00   267,900.00   Purchase   SISA            336,000.00    6/1/2011    11.375     2.25      2       2.25
1701122900   190,400.00   190,400.00   Purchase   SIVA            238,000.00    8/1/2011     12.25     2.25      1       2.25
8600013947   267,120.00   267,120.00   Purchase   SISA            345,000.00    8/1/2011    12.375    2.375      1       2.25
8500011733    97,500.00    97,500.00   C/O Refi   Full            145,000.00    6/1/2011      12.5     2.25      1       2.25
8500010650   202,400.00   202,400.00   Purchase   SIVA            254,000.00    4/1/2011    11.375     2.25      2       2.25
1706102124   259,300.00   259,300.00   Purchase   SIVA            325,000.00    7/1/2011      12.5     2.25      1       2.25
1703103677   216,000.00   216,000.00   C/O Refi   SIVA            270,000.00    6/1/2011    12.125     2.25      1       2.25
8500012243   199,500.00   199,500.00   Purchase   SIVA            286,000.00    7/1/2011    13.125     2.25      1       2.25
8500010725   280,158.00   279,051.97   Purchase   No Ratio        355,000.00    4/1/2008     13.25    2.875      1      2.875
1707100424   469,000.00   469,000.00   Purchase   Full            671,000.00    5/1/2011     12.75     2.25      1       2.25
1701123332   273,750.00   273,750.00   Purchase   SIVA            343,000.00    8/1/2011        12     2.25      1       2.25
8500011238   400,500.00   400,500.00   Purchase   Full            445,000.00    5/1/2011    11.375     2.25      1       2.25
1701123599   217,600.00   217,600.00   Purchase   Full            272,000.00    9/1/2011     11.75     2.25      1       2.25
1707101197   338,500.00   338,500.00   Purchase   SIVA            423,500.00    8/1/2011     11.75     2.25      1       2.25
1703103672   255,200.00   255,200.00   Purchase   SIVA            320,000.00    6/1/2011    12.625     2.25      1       2.25
8500012568   268,000.00   268,000.00   Purchase   No Ratio        345,000.00    7/1/2013    11.625     2.25      1       2.25
8500012354   329,600.00   329,600.00   C/O Refi   Full            412,000.00    7/1/2011      12.5     2.25      1       2.25
8500012552   408,000.00   408,000.00   Purchase   Full            510,000.00    7/1/2016    11.625     2.25      1       2.25
8500011879   194,400.00   194,400.00   R/T Refi   SIVA            243,000.00    6/1/2009    10.875     2.25      1       2.25
1706102240   149,600.00   149,600.00   Purchase   Full            188,000.00    8/1/2011     11.99     2.25      1       2.25
1707100960   352,000.00   352,000.00   Purchase   SIVA            440,000.00    7/1/2011      11.5     2.25      1       2.25
1703103622   250,000.00   250,000.00   C/O Refi   NINA            605,000.00    6/1/2011     11.25     2.25      1       2.25
8600013585   217,600.00   217,600.00   C/O Refi   SIVA            272,000.00    7/1/2011    12.875     2.25      1       2.25
1701122256   255,500.00   255,500.00   Purchase   SIVA            365,000.00    7/1/2011    12.625     2.25      1       2.25
8500011170   195,000.00   195,000.00   Purchase   NINA            290,000.00    5/1/2011    11.875     2.75      2       2.75
8500011874   360,000.00   360,000.00   C/O Refi   Full            450,000.00    6/1/2011        11     2.25      1       2.25
8500010405   388,000.00   388,000.00   Purchase   SIVA            485,000.00    4/1/2011     13.25     2.25      2       2.25
8500010808   212,000.00   212,000.00   Purchase   SIVA            297,000.00    4/1/2011    11.125      3.5      2        3.5
8500011407   190,100.00   190,100.00   Purchase   Full            260,000.00    6/1/2011      11.5     3.25      2       3.25
8500010430   238,400.00   238,400.00   C/O Refi   Full            298,000.00    4/1/2011    12.625     2.25      1       2.25
8500011136   210,440.00   210,440.00   Purchase   SIVA            266,800.00    5/1/2011        12     2.25      1       2.25
8500011944   315,500.00   314,928.02   R/T Refi   SIVA            400,000.00    7/1/2011      11.5    2.875      1      2.875
8600013949   288,150.00   288,150.00   Purchase   SIVA            369,000.00    8/1/2011     11.75     2.25      1       2.25
8500010689   215,040.00   214,148.33   Purchase   Full            272,000.00    4/1/2011        12     2.25      1       2.25
8500011467   284,800.00   284,800.00   Purchase   Full            366,000.00    6/1/2011    11.875     3.25      2       3.25
8500012521   231,200.00   231,200.00   Purchase   SIVA            289,000.00    6/1/2016    11.875     2.25      1       2.25
8500012583   417,000.00   417,000.00   C/O Refi   SIVA            750,000.00    7/1/2011    11.375     2.25      1       2.25
1703103633   188,000.00   188,000.00   C/O Refi   Full            235,000.00    6/1/2011    11.625     2.25      1       2.25
8500011882   153,250.00   153,250.00   C/O Refi   SIVA            225,000.00    7/1/2011    11.875     2.25      1       2.25
8500011105   240,800.00   240,800.00   Purchase   Full            302,000.00    5/1/2011     11.75     2.25      1       2.25
8500012250   248,500.00   248,500.00   Purchase   Full            400,000.00    7/1/2011        13     2.25      1       2.25
8500012547   360,000.00   360,000.00   Purchase   SIVA            720,000.00    7/1/2011        11     2.25      1       2.25
8500011943   388,000.00   388,000.00   Purchase   Full            485,000.00    7/1/2011     11.75     2.25      1       2.25
8500011276   214,750.00   214,750.00   Purchase   No Ratio        269,000.00    5/1/2009    11.375     2.25      1       2.25
1701123314   352,500.00   352,500.00   C/O Refi   SIVA            470,000.00    8/1/2011     11.75     2.25      1       2.25
1326000926   140,000.00   140,000.00   Purchase   Full            177,000.00    6/1/2011     11.25     2.25      1       2.25
8600012415   266,000.00   264,351.31   R/T Refi   SIVA            280,000.00    4/1/2011     9.875        3      1          3
1316001964   192,400.00   192,400.00   Purchase   SIVA            255,000.00    6/1/2011    11.625     2.25      1       2.25
1120100311   204,250.00   204,250.00   C/O Refi   Full            215,000.00    8/1/2011      12.5     2.25      1       2.25
8500011134   253,834.00   253,834.00   Purchase   SISA            345,000.00    5/1/2011    11.875     2.25      1       2.25
8600012661   315,000.00   313,560.67   C/O Refi   Full            350,000.00    4/1/2008      12.5      6.5      1       4.25
8500011753   285,000.00   285,000.00   C/O Refi   No Ratio        370,000.00    6/1/2011     11.25     2.25      1       2.25
1120100297   196,000.00   196,000.00   C/O Refi   SIVA            245,000.00    9/1/2011        13     3.25      1       3.25
8500010810   315,541.00   315,541.00   Purchase   SIVA            400,000.00    4/1/2011      11.5     2.75      2       2.75
8500011145   285,391.00   285,391.00   Purchase   SIVA            409,000.00    5/1/2011        10     2.75      2       2.75
8500011945   342,400.00   342,400.00   Purchase   Full            450,000.00    6/1/2013      11.5     2.25      1       2.25
1701122591   264,000.00   264,000.00   C/O Refi   SIVA            330,000.00    7/1/2011     11.75     2.25      1       2.25
8500012265   324,000.00   324,000.00   Purchase   Full            440,000.00    7/1/2016    12.875     2.25      1       2.25
1311005047   300,700.00   300,700.00   Purchase   SISA            376,000.00    8/1/2011    11.875     2.25      1       2.25
8500012075   410,000.00   409,389.54   C/O Refi   Full            484,000.00    7/1/2013      12.5     2.25      1       2.25
8500010330   227,350.00   226,233.81   Purchase   Full            288,000.00    4/1/2013    11.125     2.25      2       2.25
1310012747   259,074.00   259,074.00   Purchase   SIVA            275,000.00    8/1/2011    12.125     2.25      1       2.25
8500011542   216,000.00   216,000.00   C/O Refi   SISA            270,000.00    6/1/2011    13.125     2.25      2       2.25
8500012254   185,056.00   185,056.00   Purchase   SIVA            240,000.00    7/1/2011     12.75     2.25      1       2.25
1707101102   304,000.00   304,000.00   Purchase   SIVA            380,000.00    7/1/2011      11.5     2.25      1       2.25
8500011748   252,000.00   252,000.00   Purchase   SISA            325,000.00    6/1/2011     11.25     2.25      1       2.25
8500012461   280,000.00   280,000.00   Purchase   SIVA            355,000.00    7/1/2011    11.999        4      1          4
8500011133   136,000.00   135,527.66   Purchase   No Ratio        177,000.00    5/1/2011     11.75     2.25      2       2.25
8500010663   122,000.00   121,506.36   Purchase   NINA            224,000.00    4/1/2011    12.125     2.75      2       2.75
8500011421   311,200.00   311,200.00   Purchase   Full            390,000.00    6/1/2011      11.5     2.25      2       2.25
8500011799   232,000.00   232,000.00   C/O Refi   Full            290,000.00    6/1/2011        11     2.25      1       2.25
8500011706    96,000.00    96,000.00   R/T Refi   Full            120,000.00    6/1/2011    12.125     2.25      1       2.25
8500012152   120,000.00   119,807.51   C/O Refi   SIVA            310,000.00    7/1/2011    13.125     2.25      2       2.25
8500011789   164,000.00   164,000.00   R/T Refi   Full            205,000.00    6/1/2011        11     2.25      1       2.25
8500011787   220,000.00   220,000.00   C/O Refi   Full            275,000.00    7/1/2011    11.875     2.25      1       2.25
8500011771   368,000.00   368,000.00   Purchase   Full            460,000.00    6/1/2011     11.25     2.25      1       2.25
8500011914   212,800.00   212,800.00   Purchase   Full            280,000.00    7/1/2011        11     2.25      1       2.25
8500011701   125,600.00   125,600.00   Purchase   SISA            160,000.00    6/1/2011    13.125     2.25      1       2.25
8500012242   300,000.00   300,000.00   Purchase   No Ratio        550,000.00    7/1/2011    12.875     2.25      1       2.25
8500011761   120,800.00   120,800.00   Purchase   Full            151,000.00    7/1/2011        11     2.25      1       2.25
8500011881   104,000.00   104,000.00   R/T Refi   SIVA            130,000.00    6/1/2011        11     2.25      1       2.25
8500011375   235,750.00   234,869.61   Purchase   NINA            350,000.00    5/1/2011    11.375     2.75      1       2.75
8500011736   110,000.00   110,000.00   Purchase   SIVA            138,000.00    6/1/2011      12.5     2.25      1       2.25
8500011921   216,000.00   216,000.00   C/O Refi   NINA            320,000.00    6/1/2011    11.875     3.25      1       3.25
8500012493   195,500.00   195,500.00   Purchase   Full            230,000.00    7/1/2011      13.5     2.25      1       2.25
8500012096   242,800.00   242,800.00   Purchase   Full            315,000.00    6/1/2011      13.5     2.25      2       2.25
8500010854   324,000.00   324,000.00   Purchase   SIVA            405,000.00    5/1/2011    12.125     3.25      2       3.25
8500011926   239,000.00   239,000.00   C/O Refi   Full            385,000.00    7/1/2013    11.375     2.25      1       2.25
8500011283   320,000.00   320,000.00   Purchase   No Ratio        400,000.00    6/1/2011        12     2.25      1       2.25
8500012561   476,000.00   476,000.00   Purchase   SIVA            595,000.00    7/1/2011     11.75     2.25      1       2.25
8500011466   363,800.00   363,800.00   Purchase   SIVA            470,000.00    6/1/2011     12.25     3.25      2       3.25
8500010989   362,676.00   362,676.00   Purchase   Full            453,346.00    5/1/2011    12.875     2.25      1       2.25
8500012246   196,777.00   196,777.00   Purchase   SIVA            297,000.00    7/1/2011     13.75     2.25      1       2.25
8500012256   392,000.00   392,000.00   Purchase   SIVA            560,000.00    7/1/2011      13.5     2.25      1       2.25
8500012579   372,000.00   372,000.00   C/O Refi   SIVA            465,000.00    7/1/2011     13.25     2.75      1       2.75
1120100287    85,500.00    85,446.86   Purchase   SIVA            125,000.00    8/1/2011    13.375     2.25      1       2.25
1105114529   188,000.00   187,740.39   C/O Refi   Full            240,000.00    7/1/2011    12.875     2.25      1       2.25
1326000982   148,936.00   148,936.00   Purchase   Full            187,000.00    6/1/2011    11.375     2.25      1       2.25
8500013075   410,400.00   410,400.00   Purchase   SIVA            513,000.00    8/1/2011    12.375     2.25      2       2.25
1326000990   159,350.00   159,350.00   Purchase   SIVA            199,500.00    6/1/2011      11.5     2.25      1       2.25
8500011946   337,500.00   337,500.00   C/O Refi   SIVA            450,000.00    7/1/2011     11.25     2.25      1       2.25
8500011632   296,800.00   295,887.75   Purchase   Full            372,000.00    6/1/2011    10.875     2.25      2       2.25
8500011445   609,000.00   609,000.00   C/O Refi   SIVA          1,600,000.00    6/1/2016    12.625     2.25      1       2.25
8500011993   227,000.00   227,000.00   Purchase   Full            410,000.00    7/1/2011      11.5     2.25      2       2.25
8500011125   196,000.00   196,000.00   Purchase   Full            251,000.00    5/1/2011      11.5     2.25      1       2.25
8500011777   104,000.00   104,000.00   R/T Refi   SIVA            142,000.00    7/1/2011        13     2.25      1       2.25
1115103359   156,750.00   156,750.00   Purchase   SIVA            165,000.00    8/1/2011    14.375     2.25      1       2.25
8500011137   266,576.00   266,576.00   Purchase   SIVA            333,500.00    5/1/2011        11     2.75      2       2.75
1115103364   266,000.00   265,854.40   Purchase   SIVA            266,000.00    8/1/2011     13.99     2.25      1       2.25
8500010329   131,200.00   130,571.04   Purchase   Full            167,500.00    4/1/2013     12.25     2.75      1       2.75
1330000118   138,400.00   138,400.00   C/O Refi   Full            173,000.00    8/1/2011     12.25     2.25      1       2.25
1330000131   228,000.00   228,000.00   C/O Refi   Full            285,000.00    9/1/2011    11.375     2.25      1       2.25
1311005058   276,000.00   276,000.00   Purchase   Full            345,000.00    8/1/2011    11.625     2.25      1       2.25
8500012517   417,000.00   417,000.00   Purchase   No Ratio        600,000.00    7/1/2011    13.375     2.25      1       2.25
1310012859   206,000.00   206,000.00   Purchase   Full            269,500.00    9/1/2011    11.625     2.25      1       2.25
1311005028   230,300.00   230,300.00   Purchase   SIVA            288,000.00    8/1/2011    11.625     2.25      1       2.25
8500012347   417,000.00   417,000.00   Purchase   SIVA            547,000.00    7/1/2011    12.375     2.25      1       2.25
8500011118   202,100.00   202,100.00   Purchase   Full            253,000.00    5/1/2011     11.25     2.25      1       2.25
1323001638    91,000.00    91,000.00   C/O Refi   Full            116,000.00    7/1/2011    11.875     2.25      1       2.25
1328000220   184,000.00   184,000.00   Purchase   Full            235,000.00    9/1/2011    11.625     2.25      1       2.25
1330000066   370,362.00   370,100.60   Purchase   Full            375,000.00    8/1/2011     12.75     2.25      1       2.25
8500011699   260,700.00   260,700.00   Purchase   Full            330,000.00    6/1/2011        13     2.25      1       2.25
1115103349   242,100.00   242,100.00   Purchase   SIVA            264,000.00    7/1/2011      13.5     2.25      1       2.25
8500011082   247,652.00   247,652.00   Purchase   SIVA            312,000.00    5/1/2011      11.5        3      2          3
8500011499   172,500.00   172,500.00   Purchase   Full            232,000.00    6/1/2011    11.625     3.25      2       3.25
1326000829   153,250.00   153,250.00   Purchase   Full            192,000.00    6/1/2011    11.375     2.25      1       2.25
8500010970   412,400.00   412,400.00   Purchase   SIVA            550,000.00    5/1/2011    11.875     3.25      2       3.25
8500011480   121,432.00   121,432.00   Purchase   Full            152,000.00    6/1/2011    11.875     3.25      2       3.25
8500011714   262,500.00   262,500.00   C/O Refi   Full            341,000.00    7/1/2011      11.5     2.25      1       2.25
8500010518   392,000.00   392,000.00   Purchase   SIVA            490,000.00    4/1/2009     11.25    2.625      1      2.625
8600013468   347,920.00   347,920.00   Purchase   SISA            495,000.00    6/1/2008        13    2.375      1      2.375
1309007853   292,939.00   292,939.00   Purchase   Full            367,000.00    9/1/2011    11.875     2.25      1       2.25
8500011104    64,000.00    64,000.00   Purchase   Full            110,000.00    5/1/2011     11.25     2.25      1       2.25
8500011696   323,500.00   323,500.00   R/T Refi   Full            418,000.00    6/1/2011      11.5     2.25      1       2.25
8500011876   258,400.00   258,400.00   Purchase   SIVA            350,000.00    6/1/2011    12.375     2.25      1       2.25
8500011765   324,000.00   324,000.00   Purchase   Full            405,000.00    7/1/2011        11     2.25      1       2.25
8500011880   106,400.00   106,400.00   Purchase   SIVA            133,000.00    6/1/2009    12.875     2.25      1       2.25
1115103273   223,920.00   223,602.90   Purchase   SIVA            279,900.00    7/1/2011     12.75     2.25      1       2.25
8500011497   201,600.00   201,600.00   R/T Refi   Full            252,000.00    6/1/2011      11.5     2.25      2       2.25
8500010652   212,000.00   212,000.00   Purchase   Full            305,000.00    4/1/2011        10        3      2          3
8600013741   269,000.00   269,000.00   Purchase   Full            338,000.00    7/1/2011    12.625    2.625      1       2.25
8500011769   104,800.00   104,800.00   R/T Refi   Full            131,000.00    6/1/2011    11.875     2.25      1       2.25
8500011786   156,000.00   156,000.00   C/O Refi   Full            195,000.00    6/1/2009    11.375     2.25      1       2.25
8500011647   223,900.00   223,900.00   Purchase   Full            280,000.00    6/1/2011    11.125     2.25      1       2.25
8500013066   320,000.00   319,710.72   Purchase   SIVA            530,000.00    8/1/2013      11.5     2.25      1       2.25
1105114664   504,000.00   504,000.00   Purchase   SIVA            655,000.00    8/1/2011    12.625     2.25      1       2.25
1105114725   300,000.00   300,000.00   Purchase   Full            375,000.00    7/1/2011     11.75     2.25      1        2.5
8500010746   135,000.00   135,000.00   Purchase   NINA            231,000.00    4/1/2011      11.5     2.25      1       2.25
1106000805   339,200.00   339,200.00   Purchase   Full            424,000.00    8/1/2009     11.75     2.25      1       2.25
1105114706   356,250.00   356,250.00   R/T Refi   SISA            475,000.00    8/1/2011      12.5     2.25      1       2.25
1105114585   200,000.00   199,750.51   Purchase   SIVA            230,000.00    7/1/2011    13.375     2.25      1       2.25
1330000124   347,000.00   347,000.00   R/T Refi   SIVA            570,000.00    8/1/2011        11     2.25      1       2.25
1701121670   177,000.00   177,000.00   C/O Refi   SISA            239,000.00    7/1/2011     11.75     2.25      1       2.25
1111002548   276,000.00   276,000.00   Purchase   SIVA            360,000.00    9/1/2011    11.375     2.25      1       2.25
8600013727   332,000.00   332,000.00   C/O Refi   SISA            415,000.00    7/1/2011    11.875     3.25      1       3.25
8500012495   248,500.00   248,120.66   C/O Refi   SIVA            355,000.00    7/1/2011    13.375     2.75      1       2.75
8500012132   364,000.00   364,000.00   Purchase   SIVA            470,000.00    7/1/2011     13.25     2.25      2       2.25
8500010911   240,500.00   240,500.00   Purchase   SIVA            570,000.00    5/1/2011     11.75     3.25      2       3.25
8500010910   279,500.00   279,500.00   Purchase   SIVA            590,000.00    5/1/2011     11.75     3.25      2       3.25
1706102162   140,000.00   139,746.19   C/O Refi   SISA            200,000.00    7/1/2011      11.5     2.25      1       2.25
1111002344   413,250.00   413,250.00   Purchase   SIVA            435,000.00    6/1/2011     12.25     2.25      1       2.25
1105114659   289,500.00   289,500.00   R/T Refi   SIVA            370,000.00    7/1/2011    10.875     2.25      1       3.25
8500011776   266,400.00   266,400.00   Purchase   Full            338,500.00    7/1/2011        11     2.25      1       2.25
8500011695   256,000.00   256,000.00   C/O Refi   Full            320,000.00    7/1/2011    11.125     2.25      1       2.25
8500013073   388,000.00   388,000.00   Purchase   SIVA            500,000.00    7/1/2011      11.5     2.25      2       2.25
8500010711   384,000.00   384,000.00   Purchase   SIVA            487,000.00    4/1/2011    11.625     2.75      2       2.75
1326001068   180,837.00   180,837.00   Purchase   Full            227,000.00    7/1/2011     11.75     2.25      1       2.25
1115103513   302,000.00   302,000.00   C/O Refi   Full            378,000.00    8/1/2011        12     2.25      1       2.25
8500010750   183,992.00   183,992.00   Purchase   Full            243,000.00    4/1/2011     11.75     2.25      1       2.25
1310012390   138,311.00   138,311.00   Purchase   SIVA            183,000.00    6/1/2011    12.125     2.25      1       2.25
8500012591   255,200.00   255,200.00   R/T Refi   Full            330,000.00    6/1/2011    11.875     2.25      1       2.25
8500011158   251,859.00   251,859.00   Purchase   SISA            344,000.00    5/1/2011    12.125     2.25      2       2.25
1105114500   196,200.00   196,200.00   Purchase   SIVA            220,000.00    6/1/2011    13.125     2.25      1       2.25
8500011723   216,000.00   216,000.00   R/T Refi   SIVA            270,000.00    6/1/2011     11.75     2.25      1       2.25
1706102334   413,000.00   413,000.00   C/O Refi   SIVA            580,000.00    9/1/2011     11.25     2.25      1       2.25
8500011150   176,681.00   176,681.00   Purchase   Full            209,000.00    5/1/2011     11.75     2.25      1       2.25
8500012508   208,300.00   208,300.00   C/O Refi   SIVA            410,000.00    7/1/2011     12.75     2.25      1       2.25
8500010840   221,253.00   221,253.00   Purchase   SIVA            290,000.00    5/1/2011    12.375     3.25      2       3.25
1105114397   230,000.00   230,000.00   Purchase   Full            288,000.00    6/1/2011      11.9     2.25      1       2.25
1105114347   160,000.00   160,000.00   Purchase   SIVA            210,000.00    6/1/2011     12.75     2.25      1       2.25
1105114283   199,000.00   199,000.00   Purchase   Full            206,000.00    6/1/2011     12.75     2.25      1       2.25
8500011791   140,000.00   140,000.00   Purchase   Full            175,000.00    7/1/2011     11.75     2.25      1       2.25
8500011640   183,000.00   183,000.00   Purchase   SIVA            230,000.00    6/1/2011    11.875     2.25      1       2.25
1105114608   180,800.00   180,530.80   C/O Refi   Full            226,000.00    7/1/2008      13.5      7.5      1       6.75
1105114722   368,000.00   367,438.24   Purchase   SIVA            465,000.00    7/1/2011    12.375     2.25      1       2.25
1105115130   183,200.00   183,200.00   Purchase   SISA            230,000.00    8/1/2011    12.125     2.25      1       2.25
1105114320   207,920.00   207,920.00   Purchase   SISA            259,900.00    6/1/2011    11.875     2.25      1       2.25
8500011806   273,000.00   273,000.00   C/O Refi   SIVA            390,000.00    6/1/2011    11.875     2.25      1       2.25
1701123104   305,100.00   305,100.00   Purchase   SIVA            410,000.00    8/1/2011    12.375     2.25      1       2.25
8500011616   227,920.00   227,920.00   Purchase   SIVA            294,000.00    6/1/2011     12.25     3.25      2       3.25
1112000687   337,500.00   337,500.00   Purchase   SIVA            375,000.00    7/1/2011     13.75     2.25      1       2.25
8500011725   169,600.00   169,600.00   Purchase   SISA            212,000.00    6/1/2011        13     2.25      1       2.25
8500011544   344,000.00   343,209.90   C/O Refi   SIVA            430,000.00    6/1/2009    13.375     2.25      2       2.25
8500011522   300,300.00   299,610.27   Purchase   NINA            430,000.00    6/1/2009    13.375     2.25      2       2.25
8500011533   455,000.00   453,928.72   Purchase   NINA            650,000.00    6/1/2016     13.25     2.25      1       2.25
8500012581   397,000.00   397,000.00   C/O Refi   SIVA            530,000.00    6/1/2016     11.25     2.25      1       2.25
8500012580   385,000.00   385,000.00   R/T Refi   SIVA            485,000.00    4/1/2016      11.5     2.25      1       2.25
8500012549   340,000.00   340,000.00   C/O Refi   SIVA            425,000.00    7/1/2016     13.25     2.25      1       2.25
8500012525   189,600.00   189,600.00   Purchase   Full            243,000.00    7/1/2016    11.625     2.25      1       2.25
1701123664   213,000.00   213,000.00   Purchase   SIVA            270,000.00    8/1/2011        12     2.25      1       2.25
8600014760   177,500.00   177,500.00   Purchase   SIVA            221,990.00    9/1/2011    12.375      2.5      1        2.5
8600014048   171,950.00   171,950.00   Purchase   SIVA            228,500.00    8/1/2011     12.25     2.25      1       2.25
1707101395   220,000.00   220,000.00   Purchase   SIVA            275,000.00    9/1/2011     11.75     2.25      1       2.25
1316002112   191,800.00   191,800.00   Purchase   Full            240,000.00    9/1/2011     11.25     2.25      1       2.25
8500013069   416,700.00   415,962.68   Purchase   SIVA            540,000.00    7/1/2013    11.625     2.25      1       2.25
8500012160   595,000.00   593,894.90   Purchase   SIVA            770,000.00    7/1/2013    12.375     2.25      1       2.25
8500012104   355,000.00   354,356.41   C/O Refi   SIVA            485,000.00    7/1/2013      12.5     2.25      2       2.25
8500011595   260,000.00   259,340.94   Purchase   SIVA            325,000.00    6/1/2013    12.875     2.25      1       2.25
8500011529   165,000.00   164,630.34   Purchase   NINA            500,000.00    6/1/2013      13.5     2.25      1       2.25
8500011520   400,000.00   399,103.85   C/O Refi   SIVA            500,000.00    6/1/2013      13.5     2.25      1       2.25
8500011515   208,000.00   207,446.41   Purchase   SISA            260,000.00    6/1/2013    12.625     2.25      1       2.25
8500011106   207,992.00   207,215.27   Purchase   Full            260,000.00    5/1/2013    11.375     2.75      1       2.75
8500011074   271,640.00   270,470.20   Purchase   Full            340,000.00    5/1/2013    10.625     2.75      1       2.75
8500010878   154,300.00   153,723.78   Purchase   Full            210,000.00    5/1/2013    11.375     2.25      1       2.25
8500010875   225,000.00   224,118.54   Purchase   Full            303,000.00    5/1/2013    11.125     2.25      2       2.25
8500010744   122,051.00   121,479.75   Purchase   Full            159,000.00    4/1/2013    11.375     2.75      1       2.75
8500010417   420,000.00   418,421.89   Purchase   SIVA            565,000.00    4/1/2013      13.5     2.25      2       2.25
8500010409   520,000.00   520,000.00   Purchase   SIVA            650,000.00    4/1/2013     13.25     2.25      2       2.25
8500013078   250,300.00   250,300.00   Purchase   SIVA            330,000.00    7/1/2011    11.875     2.25      2       2.25
8500013077   309,200.00   309,200.00   Purchase   SIVA            420,000.00    7/1/2011      11.5     2.25      2       2.25
8500013076   173,600.00   173,600.00   Purchase   SIVA            217,000.00    8/1/2011     11.75     2.25      2       2.25
8500013071   277,900.00   277,900.00   Purchase   SIVA            348,000.00    7/1/2011     11.75     2.25      2       2.25
8500013068   415,800.00   415,800.00   Purchase   SIVA            520,000.00    8/1/2011     11.75     2.25      2       2.25
8500013067   268,000.00   268,000.00   Purchase   SIVA            335,000.00    8/1/2011    11.625     2.25      2       2.25
8500013065   408,000.00   408,000.00   Purchase   SIVA            510,000.00    7/1/2011    12.125     2.25      2       2.25
8500012433   417,000.00   417,000.00   C/O Refi   SIVA            530,000.00    5/1/2011    12.875     2.25      2       2.25
8500012430   176,017.00   176,017.00   Purchase   SIVA            560,000.00    5/1/2011    12.625     2.25      2       2.25
8500012424   258,400.00   258,400.00   Purchase   SIVA            325,000.00    7/1/2011     12.75     2.25      2       2.25
8500012421   399,200.00   399,200.00   Purchase   Full            499,000.00    7/1/2011     12.75     2.25      2       2.25
8500012420   311,200.00   311,200.00   Purchase   SIVA            400,000.00    7/1/2011    12.875     2.25      2       2.25
8500012419   367,920.00   367,920.00   Purchase   SIVA            460,000.00    4/1/2011    12.375     2.25      2       2.25
8500012417   328,000.00   328,000.00   C/O Refi   SIVA            450,000.00    7/1/2011     12.75     2.25      2       2.25
8500012415   410,000.00   410,000.00   C/O Refi   NINA            590,000.00    7/1/2011    13.125     2.25      2       2.25
8500012413   360,000.00   360,000.00   Purchase   SIVA            450,000.00    7/1/2011    13.125     2.25      2       2.25
8500012404   187,000.00   187,000.00   C/O Refi   SIVA            390,000.00    7/1/2011     12.75     2.25      2       2.25
8500012402   272,250.00   272,250.00   C/O Refi   SIVA            363,000.00    7/1/2011      13.5     2.25      2       2.25
8500012400   332,000.00   332,000.00   C/O Refi   SISA            415,000.00    7/1/2011    12.625     2.25      2       2.25
8500012399   570,000.00   570,000.00   C/O Refi   No Ratio        850,000.00    7/1/2011      12.5     2.25      2       2.25
8500012397   284,000.00   284,000.00   Purchase   SIVA            355,000.00    7/1/2011     12.75     2.25      2       2.25
8500012171   261,000.00   261,000.00   C/O Refi   SIVA            380,000.00    7/1/2011     12.75     2.25      2       2.25
8500012170   256,000.00   256,000.00   Purchase   SIVA            322,000.00    7/1/2011     12.75     2.25      2       2.25
8500012166   386,000.00   386,000.00   C/O Refi   SIVA            600,000.00    7/1/2011    12.375     2.25      2       2.25
8500012165   408,000.00   408,000.00   Purchase   SIVA            510,000.00    7/1/2011      12.5     2.25      2       2.25
8500012164   303,200.00   303,200.00   Purchase   SIVA            380,000.00    7/1/2011        13     2.25      2       2.25
8500012159   324,000.00   324,000.00   Purchase   SIVA            410,000.00    7/1/2011    12.875     2.25      2       2.25
8500012158   417,000.00   417,000.00   Purchase   SIVA            530,000.00    6/1/2011    12.625     2.25      2       2.25
8500012156   392,960.00   392,960.00   Purchase   SIVA            500,000.00    7/1/2011    12.625     2.25      2       2.25
8500012151   239,200.00   239,200.00   C/O Refi   SIVA            300,000.00    7/1/2011     12.75     2.25      2       2.25
8500012150   388,000.00   388,000.00   C/O Refi   Full            485,000.00    7/1/2011     12.75     2.25      2       2.25
8500012149   288,000.00   288,000.00   Purchase   Full            360,000.00    7/1/2011      12.5     2.25      2       2.25
8500012147   296,000.00   296,000.00   Purchase   SIVA            370,000.00    7/1/2011    12.875     2.25      2       2.25
8500012145   205,600.00   205,600.00   R/T Refi   Full            275,000.00    7/1/2011     12.75     2.25      2       2.25
8500012143   336,000.00   336,000.00   Purchase   NINA            420,000.00    7/1/2011    13.375     2.25      2       2.25
8500012142   415,000.00   415,000.00   C/O Refi   SIVA            575,000.00    7/1/2011    12.625     2.25      2       2.25
8500012141   166,000.00   166,000.00   C/O Refi   SIVA            210,000.00    7/1/2011     13.25     2.25      2       2.25
8500012130   336,800.00   336,800.00   Purchase   Full            430,000.00    6/1/2011      12.5     2.25      2       2.25
8500012127   379,920.00   379,920.00   Purchase   SIVA            475,000.00    7/1/2011    13.125     2.25      2       2.25
8500012125   408,000.00   408,000.00   Purchase   SIVA            510,000.00    7/1/2011    12.625     2.25      2       2.25
8500012117   160,000.00   160,000.00   Purchase   SIVA            210,000.00    7/1/2011        14     2.25      2       2.25
8500012116   391,170.00   391,170.00   C/O Refi   SIVA            601,800.00    6/1/2011        13     2.25      2       2.25
8500012112   340,000.00   340,000.00   R/T Refi   No Ratio        425,000.00    7/1/2011    12.875     2.25      2       2.25
8500012111   305,600.00   305,600.00   Purchase   SIVA            382,000.00    7/1/2011     12.75     2.25      2       2.25
8500012109   399,000.00   399,000.00   Purchase   SIVA            530,000.00    7/1/2011    12.875     2.25      2       2.25
8500012106   407,200.00   407,200.00   Purchase   SIVA            509,000.00    7/1/2011     13.25     2.25      2       2.25
8500012088   376,000.00   376,000.00   Purchase   SISA            470,000.00    6/1/2011    11.375     2.25      2       2.25
8500012086   225,600.00   225,600.00   Purchase   SISA            285,000.00    6/1/2011        12     2.25      2       2.25
8500012084   377,500.00   377,500.00   C/O Refi   SISA            570,000.00    6/1/2011      11.5     2.25      2       2.25
8500012080   248,000.00   248,000.00   Purchase   SISA            315,000.00    7/1/2011     11.75     2.25      2       2.25
8500012076   283,000.00   283,000.00   C/O Refi   SISA            435,000.00    6/1/2011     11.25     2.25      2       2.25
8500012074   460,818.00   460,818.00   Purchase   SISA            715,000.00    7/1/2011      11.5     2.25      2       2.25
8500012068   396,000.00   396,000.00   Purchase   SISA            495,000.00    6/1/2011      11.5     2.25      2       2.25
8500012000   300,000.00   300,000.00   C/O Refi   SIVA            375,000.00    6/1/2011    11.375     3.25      2       3.25
8500011997   399,200.00   399,200.00   Purchase   SISA            499,000.00    6/1/2011    11.625     2.25      2       2.25
8500011996   352,000.00   352,000.00   C/O Refi   SISA            440,000.00    7/1/2011    11.875     2.25      2       2.25
8500011995   143,200.00   143,200.00   Purchase   SISA            185,000.00    6/1/2011     11.25     2.25      2       2.25
8500011992   416,000.00   416,000.00   C/O Refi   SISA            520,000.00    6/1/2011     11.25     2.25      2       2.25
8500011988   328,000.00   328,000.00   Purchase   SISA            410,000.00    6/1/2011    11.625     2.25      2       2.25
8500011984   332,000.00   332,000.00   Purchase   SISA            415,000.00    7/1/2011    11.625     2.25      2       2.25
8500011629   132,000.00   132,000.00   R/T Refi   Full            168,000.00    6/1/2011    11.375     2.25      2       2.25
8500011627   244,000.00   244,000.00   Purchase   Full            305,000.00    7/1/2011     11.25     2.25      2       2.25
8500011626    98,000.00    98,000.00   Purchase   Full            123,000.00    6/1/2011    11.875     2.25      2       2.25
8500011619   252,000.00   252,000.00   Purchase   SIVA            315,000.00    6/1/2011        12     3.25      2       3.25
8500011617   134,400.00   134,400.00   Purchase   Full            172,000.00    6/1/2011      11.5     2.25      2       2.25
8500011608   198,550.00   198,550.00   Purchase   Full            249,000.00    6/1/2011      11.5     2.25      2       2.25
8500011607   285,550.00   285,550.00   Purchase   SIVA            357,000.00    6/1/2011    11.875     3.25      2       3.25
8500011605   128,000.00   128,000.00   R/T Refi   Full            160,000.00    6/1/2011    11.375     2.25      2       2.25
8500011603   115,100.00   115,100.00   Purchase   Full            145,000.00    7/1/2011     11.75     2.25      2       2.25
8500011601   175,750.00   175,750.00   Purchase   NINA            185,000.00    7/1/2011    12.125     3.25      2       3.25
8500011600   400,000.00   400,000.00   C/O Refi   SIVA            557,000.00    7/1/2011    11.875     3.25      2       3.25
8500011597   308,000.00   308,000.00   Purchase   No Ratio        445,000.00    7/1/2011     12.75     2.25      2       2.25
8500011596   364,000.00   364,000.00   Purchase   SIVA            455,000.00    6/1/2011     12.75     2.25      2       2.25
8500011593   254,000.00   254,000.00   Purchase   SISA            317,500.00    6/1/2011     12.75     2.25      2       2.25
8500011592   231,200.00   231,200.00   Purchase   SISA            315,000.00    6/1/2011     12.75     2.25      2       2.25
8500011586   333,600.00   333,600.00   Purchase   SISA            420,000.00    6/1/2011     12.75     2.25      2       2.25
8500011582   252,000.00   252,000.00   Purchase   SISA            320,000.00    6/1/2011     12.75     2.25      2       2.25
8500011576   208,000.00   208,000.00   Purchase   Full            275,000.00    6/1/2011    12.625     2.25      2       2.25
8500011572   288,000.00   288,000.00   C/O Refi   SISA            362,000.00    6/1/2011     12.75     2.25      2       2.25
8500011568   344,000.00   344,000.00   Purchase   SISA            433,000.00    6/1/2011    12.625     2.25      2       2.25
8500011566   385,000.00   385,000.00   C/O Refi   SISA            642,000.00    6/1/2011     12.75     2.25      2       2.25
8500011564   280,000.00   280,000.00   Purchase   SISA            350,000.00    6/1/2011    12.875     2.25      2       2.25
8500011563   169,560.00   169,560.00   Purchase   SIVA            218,000.00    6/1/2011     13.25     2.25      2       2.25
8500011561   348,000.00   348,000.00   Purchase   SISA            439,000.00    6/1/2011     13.75     2.25      2       2.25
8500011559   296,000.00   296,000.00   C/O Refi   SIVA            457,000.00    6/1/2011    12.625     2.25      2       2.25
8500011558   391,200.00   391,200.00   Purchase   SISA            490,000.00    6/1/2011    13.125     2.25      2       2.25
8500011557   468,000.00   468,000.00   C/O Refi   SIVA            720,000.00    6/1/2011     13.25     2.25      2       2.25
8500011556   254,400.00   254,400.00   Purchase   SISA            318,000.00    6/1/2011     12.75     2.25      2       2.25
8500011554   170,000.00   170,000.00   C/O Refi   SIVA            220,000.00    6/1/2011    13.125     2.25      2       2.25
8500011550   288,000.00   288,000.00   Purchase   SISA            520,000.00    6/1/2011      12.5     2.25      2       2.25
8500011548   316,000.00   316,000.00   Purchase   SISA            395,000.00    6/1/2011    12.375     2.25      2       2.25
8500011547   265,572.00   265,572.00   Purchase   SIVA            350,000.00    6/1/2011    12.875     2.25      2       2.25
8500011543   108,000.00   108,000.00   Purchase   SISA            135,000.00    6/1/2011     13.25     2.25      2       2.25
8500011541   330,400.00   330,400.00   C/O Refi   SIVA            413,000.00    6/1/2011    12.875     2.25      2       2.25
8500011540   392,000.00   392,000.00   R/T Refi   SIVA            560,000.00    6/1/2011    12.625     2.25      2       2.25
8500011535   328,000.00   328,000.00   Purchase   SIVA            410,000.00    6/1/2011        13     2.25      2       2.25
8500011531   173,600.00   173,600.00   R/T Refi   Full            217,000.00    6/1/2011    12.625     2.25      2       2.25
8500011527   416,000.00   416,000.00   Purchase   SISA            520,000.00    4/1/2011     12.75     2.25      2       2.25
8500011524   303,200.00   303,200.00   Purchase   SISA            379,000.00    6/1/2011    12.875     2.25      2       2.25
8500011521   355,200.00   355,200.00   Purchase   SISA            445,000.00    6/1/2011    13.125     2.25      2       2.25
8500011514   328,000.00   328,000.00   Purchase   SIVA            410,000.00    6/1/2011    12.875     2.25      2       2.25
8500011512   339,300.00   339,300.00   Purchase   NINA            522,000.00    6/1/2011     12.75     2.25      2       2.25
8500011510   252,000.00   252,000.00   Purchase   SISA            315,000.00    6/1/2011     12.75     2.25      2       2.25
8500011509   404,000.00   404,000.00   Purchase   SISA            505,000.00    6/1/2011     12.75     2.25      2       2.25
8500011508   349,600.00   349,600.00   C/O Refi   SIVA            437,000.00    6/1/2011    13.375     2.25      2       2.25
8500011507   261,750.00   261,750.00   Purchase   NINA            350,000.00    6/1/2011    11.875     3.25      2       3.25
8500011505   214,400.00   214,400.00   Purchase   SIVA            270,000.00    6/1/2011    11.875     3.25      2       3.25
8500011504   315,150.00   315,150.00   Purchase   Full            398,000.00    6/1/2011    11.625     2.25      2       2.25
8500011503   186,000.00   186,000.00   Purchase   Full            235,000.00    6/1/2011    11.875     3.25      2       3.25
8500011502   397,000.00   397,000.00   C/O Refi   SIVA            620,000.00    6/1/2011    11.625     3.25      2       3.25
8500011501   213,600.00   213,600.00   Purchase   SIVA            270,000.00    6/1/2011     11.75     3.25      2       3.25
8500011498   114,400.00   114,400.00   Purchase   Full            143,000.00    6/1/2011     11.75     2.25      2       2.25
8500011496   417,000.00   417,000.00   Purchase   SIVA            526,000.00    6/1/2011    11.875     3.25      2       3.25
8500011495   183,750.00   183,750.00   Purchase   Full            250,000.00    6/1/2011      11.5     2.25      2       2.25
8500011494   262,000.00   262,000.00   R/T Refi   Full            355,000.00    6/1/2011        11     2.25      2       2.25
8500011492   255,000.00   255,000.00   R/T Refi   NINA            420,000.00    6/1/2011    11.375     3.25      2       3.25
8500011491    74,250.00    74,250.00   C/O Refi   SIVA             99,000.00    6/1/2011    11.625     3.25      2       3.25
8500011489   210,400.00   210,400.00   C/O Refi   SIVA            263,000.00    6/1/2011    11.625     3.25      2       3.25
8500011488   380,000.00   380,000.00   Purchase   SIVA            475,000.00    6/1/2011    11.625     3.25      2       3.25
8500011487   232,000.00   232,000.00   Purchase   SIVA            302,000.00    6/1/2011    11.875     3.25      2       3.25
8500011486   352,000.00   352,000.00   Purchase   SIVA            447,000.00    6/1/2011    11.625     3.25      2       3.25
8500011482   367,200.00   367,200.00   Purchase   SIVA            459,000.00    6/1/2011    11.875     3.25      2       3.25
8500011479   235,650.00   235,650.00   Purchase   SIVA            297,000.00    6/1/2011     11.75     3.25      2       3.25
8500011477   324,000.00   324,000.00   Purchase   SIVA            405,000.00    6/1/2011    11.875     3.25      2       3.25
8500011473   176,000.00   176,000.00   R/T Refi   Full            220,000.00    6/1/2011        12     3.25      2       3.25
8500011470   312,000.00   312,000.00   Purchase   SIVA            390,000.00    6/1/2011     12.75     3.25      2       3.25
8500011465   296,000.00   296,000.00   Purchase   SIVA            370,000.00    6/1/2011      11.5     3.25      2       3.25
8500011462   390,000.00   390,000.00   Purchase   SIVA            590,000.00    6/1/2011      11.5     2.25      2       2.25
8500011457   263,900.00   263,900.00   Purchase   Full            330,000.00    6/1/2011    11.375     2.25      2       2.25
8500011415   374,400.00   374,400.00   Purchase   SIVA            468,000.00    6/1/2011    11.625     3.25      2       3.25
8500011414   355,150.00   355,150.00   Purchase   Full            450,000.00    6/1/2011     10.75     2.25      2       2.25
8500011411   262,500.00   262,500.00   C/O Refi   SIVA            350,000.00    6/1/2011      11.5     3.25      2       3.25
8500011406   176,000.00   176,000.00   R/T Refi   SIVA            220,000.00    6/1/2011      11.5     3.25      2       3.25
8500011404   228,000.00   228,000.00   Purchase   SIVA            286,000.00    6/1/2011     11.75     3.25      2       3.25
8500011176   183,516.00   183,516.00   Purchase   SIVA            230,000.00    5/1/2011    11.875     2.25      2       2.25
8500011173   199,192.00   199,192.00   Purchase   SIVA            250,000.00    5/1/2011      11.5     2.25      2       2.25
8500011171   213,270.00   213,270.00   Purchase   SIVA            286,000.00    5/1/2011    10.875     2.25      2       2.25
8500011162   279,548.00   279,548.00   Purchase   SISA            349,500.00    5/1/2011    11.875     2.25      2       2.25
8500011140   527,200.00   527,200.00   Purchase   SIVA            663,000.00    5/1/2011    11.375     2.25      2       2.25
8500011131   221,104.00   221,104.00   Purchase   SIVA            280,000.00    5/1/2011     11.75        3      2          3
8500011130   271,200.00   271,200.00   Purchase   SIVA            350,000.00    5/1/2011        12     2.75      2       2.75
8500011129   275,404.00   275,404.00   Purchase   SIVA            350,000.00    5/1/2011    11.875      2.5      2        2.5
8500011120   322,785.00   322,785.00   Purchase   SIVA            478,000.00    5/1/2011      11.5      3.5      2        3.5
8500011113   181,526.00   181,526.00   Purchase   SIVA            228,000.00    5/1/2011      11.5     2.25      2       2.25
8500011112   208,000.00   208,000.00   Purchase   SIVA            260,000.00    5/1/2011    11.875        3      2          3
8500011110   252,822.00   252,822.00   Purchase   SIVA            322,000.00    5/1/2011      11.5      3.5      2        3.5
8500011108   315,516.00   315,516.00   Purchase   SIVA            443,000.00    5/1/2011    10.375      3.5      2        3.5
8500011107   171,992.00   171,992.00   Purchase   SISA            215,000.00    5/1/2011      11.5     2.25      2       2.25
8500011096   256,800.00   256,800.00   Purchase   SIVA            321,000.00    5/1/2011      11.5     2.25      2       2.25
8500011095   219,920.00   219,920.00   Purchase   SIVA            275,000.00    5/1/2011     11.75        3      2          3
8500011091   190,906.00   190,906.00   Purchase   SIVA            239,000.00    5/1/2011     11.75     5.25      2       5.25
8500011079   229,600.00   229,600.00   Purchase   No Ratio        290,000.00    5/1/2011    12.375     2.75      2       2.75
8500011073   212,000.00   212,000.00   Purchase   Full            265,000.00    5/1/2011      11.5     4.25      2       4.25
8500011063   248,800.00   248,800.00   Purchase   SIVA            322,000.00    5/1/2011      11.5     2.25      2       2.25
8500011062   260,748.00   260,748.00   Purchase   SIVA            327,500.00    5/1/2011      12.5     4.25      2       4.25
8500011039   275,122.00   275,122.00   Purchase   SIVA            350,000.00    5/1/2011    12.375        3      2          3
8500011024   255,000.00   255,000.00   R/T Refi   SISA            410,000.00    5/1/2011      11.5     2.25      2       2.25
8500011021   350,000.00   350,000.00   C/O Refi   SIVA          1,000,000.00    5/1/2011    12.875     2.25      2       2.25
8500011010   297,600.00   297,600.00   Purchase   SIVA            372,000.00    5/1/2011      11.5     2.25      2       2.25
8500010965   292,396.00   292,396.00   Purchase   No Ratio        370,000.00    5/1/2011      12.5     3.25      2       3.25
8500010962   336,000.00   336,000.00   C/O Refi   SIVA            425,000.00    5/1/2011     11.25     3.25      2       3.25
8500010909   202,499.00   202,499.00   Purchase   Full            288,000.00    5/1/2011    11.625     2.25      2       2.25
8500010908   172,000.00   172,000.00   C/O Refi   SIVA            215,000.00    5/1/2011      12.5     3.25      2       3.25
8500010907   243,750.00   243,750.00   C/O Refi   SIVA            375,000.00    5/1/2011    11.875     3.25      2       3.25
8500010906   284,000.00   284,000.00   Purchase   SIVA            432,000.00    5/1/2011     12.25     3.25      2       3.25
8500010902   416,250.00   416,250.00   Purchase   SIVA            555,000.00    5/1/2011    11.875     3.25      2       3.25
8500010900   172,000.00   172,000.00   Purchase   SIVA            218,000.00    5/1/2011    12.625     3.25      2       3.25
8500010898   272,500.00   272,500.00   Purchase   Full            355,000.00    5/1/2011      11.5     2.25      2       2.25
8500010887   372,000.00   372,000.00   C/O Refi   Full            465,000.00    5/1/2011     11.75     2.25      2       2.25
8500010884   203,200.00   203,200.00   Purchase   SIVA            257,500.00    5/1/2011     12.25     3.25      2       3.25
8500010882   179,750.00   179,750.00   Purchase   Full            226,000.00    5/1/2011        11     2.25      2       2.25
8500010880   206,000.00   206,000.00   Purchase   Full            260,000.00    4/1/2011    11.125     2.25      2       2.25
8500010876   186,200.00   186,200.00   Purchase   Full            236,000.00    4/1/2011    11.125     2.25      2       2.25
8500010874   148,200.00   148,200.00   R/T Refi   Full            190,000.00    5/1/2011     11.25     2.25      2       2.25
8500010871   400,000.00   400,000.00   C/O Refi   Full            625,000.00    5/1/2011      11.5     2.25      2       2.25
8500010870   202,800.00   202,800.00   Purchase   Full            255,000.00    5/1/2011      11.5     2.25      2       2.25
8500010869   306,000.00   306,000.00   Purchase   SIVA            383,000.00    5/1/2011    11.625     3.25      2       3.25
8500010868   234,720.00   234,720.00   Purchase   Full            296,850.00    5/1/2011    10.625     2.25      2       2.25
8500010863   260,000.00   260,000.00   Purchase   SIVA            335,000.00    5/1/2011        12     3.25      2       3.25
8500010861   300,000.00   300,000.00   Purchase   NINA            380,000.00    5/1/2011      12.5     3.25      2       3.25
8500010860   296,000.00   296,000.00   Purchase   Full            380,000.00    5/1/2011    11.625     2.25      2       2.25
8500010856   395,200.00   395,200.00   Purchase   SIVA            494,000.00    5/1/2011     11.25     3.25      2       3.25
8500010855   190,715.00   190,715.00   Purchase   Full            242,000.00    5/1/2011    11.375     2.25      2       2.25
8500010853   416,000.00   416,000.00   Purchase   NINA            520,000.00    5/1/2011     11.25     3.25      2       3.25
8500010852   212,000.00   212,000.00   C/O Refi   Full            265,000.00    5/1/2011    11.875     3.25      2       3.25
8500010850   350,000.00   350,000.00   R/T Refi   SIVA            665,000.00    5/1/2011     11.25     3.25      2       3.25
8500010846   168,000.00   168,000.00   Purchase   SIVA            210,000.00    5/1/2011      11.5     3.25      2       3.25
8500010843   152,000.00   152,000.00   Purchase   Full            190,000.00    5/1/2011     11.75     3.25      2       3.25
8500010842   208,800.00   208,800.00   Purchase   SIVA            261,000.00    5/1/2011      11.5     3.25      2       3.25
8500010841   356,250.00   356,250.00   Purchase   SIVA            475,000.00    5/1/2011    11.875     3.25      2       3.25
8500010838   256,000.00   256,000.00   R/T Refi   No Ratio        326,000.00    5/1/2011     12.75     3.25      2       3.25
8500010829   390,400.00   390,400.00   Purchase   SIVA            490,000.00    4/1/2011    12.875     2.25      2       2.25
8500010828   240,000.00   240,000.00   Purchase   SIVA            305,000.00    4/1/2011    12.375     2.25      2       2.25
8500010827   280,000.00   280,000.00   Purchase   SIVA            350,000.00    4/1/2011      12.5     2.25      2       2.25
8500010826   343,192.00   343,192.00   Purchase   No Ratio        455,000.00    4/1/2011     12.75     2.25      2       2.25
8500010825   367,500.00   367,500.00   C/O Refi   SIVA            525,000.00    4/1/2011      12.5     2.25      2       2.25
8500010823   376,000.00   376,000.00   Purchase   SIVA            470,000.00    4/1/2011    13.125     2.25      2       2.25
8500010822   398,399.00   398,399.00   Purchase   SIVA            498,000.00    4/1/2011    12.375     2.25      2       2.25
8500010819   211,200.00   211,200.00   Purchase   Full            264,000.00    4/1/2011        13     2.25      2       2.25
8500010818   360,000.00   360,000.00   C/O Refi   SIVA            450,000.00    4/1/2011    12.625     2.25      2       2.25
8500010817   311,250.00   311,250.00   C/O Refi   SIVA            415,000.00    4/1/2011     12.75     2.25      2       2.25
8500010815   232,000.00   232,000.00   Purchase   SIVA            290,000.00    4/1/2011     12.75     2.25      2       2.25
8500010814   230,950.00   230,950.00   Purchase   No Ratio        289,000.00    4/1/2011     12.75     2.25      2       2.25
8500010813   347,504.00   347,504.00   Purchase   SIVA            478,000.00    4/1/2011     10.25        3      2          3
8500010811   200,000.00   200,000.00   Purchase   SISA            269,500.00    4/1/2011        11     2.25      2       2.25
8500010807   261,423.00   261,423.00   Purchase   SIVA            390,500.00    4/1/2011      11.5     2.25      2       2.25
8500010802   335,742.00   335,742.00   Purchase   SIVA            419,800.00    4/1/2011    11.375        3      2          3
8500010800   349,592.00   349,592.00   Purchase   SIVA            450,000.00    4/1/2011    11.875        3      2          3
8500010794   297,552.00   297,552.00   Purchase   SIVA            404,500.00    4/1/2011        10        3      2          3
8500010789   209,000.00   209,000.00   Purchase   SIVA            323,500.00    4/1/2011        11     2.75      2       2.75
8500010787   337,567.00   337,567.00   Purchase   SIVA            441,500.00    4/1/2011    13.375     3.68      2       3.68
8500010784   127,378.00   127,378.00   Purchase   SISA            144,500.00    4/1/2011    11.125     2.25      2       2.25
8500010781   228,792.00   228,792.00   Purchase   SIVA            305,000.00    4/1/2011     11.75      3.5      2        3.5
8500010773   381,358.00   381,358.00   Purchase   SISA            477,000.00    4/1/2011     10.75     2.25      2       2.25
8500010772   239,226.00   239,226.00   Purchase   Full            340,000.00    4/1/2011    11.875     3.25      2       3.25
8500010770   262,000.00   262,000.00   Purchase   NINA            414,500.00    4/1/2011    13.375    3.375      2       2.75
8500010768   369,688.00   369,688.00   Purchase   SIVA            467,500.00    4/1/2011        11        3      2          3
8500010763   252,563.00   252,563.00   Purchase   SIVA            316,000.00    4/1/2011    10.875     2.75      2       2.75
8500010760   276,996.00   276,996.00   Purchase   SIVA            346,500.00    4/1/2011      11.5     2.25      2       2.25
8500010758   264,975.00   264,975.00   Purchase   NINA            300,000.00    4/1/2011    12.875    2.875      2       2.75
8500010757   196,792.00   196,792.00   Purchase   SIVA            252,500.00    4/1/2011        11     2.25      2       2.25
8500010755   242,777.00   242,777.00   Purchase   No Ratio        322,500.00    4/1/2011    10.875     2.75      2       2.75
8500010752   266,119.00   266,119.00   Purchase   SIVA            340,000.00    4/1/2011      10.5      3.5      2        3.5
8500010751   338,615.00   338,615.00   Purchase   SISA            423,269.00    4/1/2011    10.875     2.25      2       2.25
8500010748   204,952.00   204,952.00   Purchase   SIVA            260,000.00    4/1/2011     11.25     2.25      2       2.25
8500010736   187,992.00   187,992.00   Purchase   SIVA            248,500.00    4/1/2011    11.375     2.25      2       2.25
8500010735   279,647.00   279,647.00   Purchase   SIVA            361,000.00    4/1/2011     11.75      3.5      2        3.5
8500010731   251,416.00   251,416.00   Purchase   SIVA            361,000.00    4/1/2011     11.75        3      2          3
8500010721   174,072.00   174,072.00   Purchase   SISA            218,000.00    4/1/2011        11     2.25      2       2.25
8500010705   238,071.00   238,071.00   Purchase   SIVA            301,000.00    4/1/2011    11.625     3.25      2       3.25
8500010704   193,134.00   193,134.00   Purchase   SIVA            248,000.00    4/1/2011      11.5     2.25      2       2.25
8500010702   260,105.00   260,105.00   Purchase   SIVA            370,000.00    4/1/2011    11.875        3      2          3
8500010687   181,880.00   181,880.00   Purchase   No Ratio        240,000.00    4/1/2011     11.75     2.25      2       2.25
8500010679   139,400.00   139,400.00   Purchase   No Ratio        232,500.00    4/1/2011    12.625     2.25      2       2.25
8500010678   140,719.00   140,719.00   Purchase   No Ratio        244,000.00    4/1/2011    11.625     2.25      2       2.25
8500010674   186,062.00   186,062.00   Purchase   No Ratio        245,000.00    4/1/2011     11.75     2.25      2       2.25
8500010668   264,264.00   264,264.00   Purchase   Full            350,000.00    4/1/2011      11.5      3.5      2        3.5
8500010664   289,400.00   289,400.00   Purchase   SIVA            362,000.00    4/1/2011    11.375     2.25      2       2.25
8500010659   171,045.00   171,045.00   Purchase   SIVA            220,000.00    4/1/2011        11     2.25      2       2.25
8500010656   299,200.00   299,200.00   Purchase   NINA            388,500.00    4/1/2011    12.375     2.75      2       2.75
8500010655   283,578.00   283,578.00   Purchase   SIVA            393,000.00    4/1/2011    10.875        3      2          3
8500010648   256,542.00   256,542.00   Purchase   SIVA            328,000.00    4/1/2011        11     2.25      2       2.25
8500010647   293,353.00   293,353.00   Purchase   SIVA            440,000.00    4/1/2011        13     2.75      2       2.75
8500010643   170,404.00   170,404.00   Purchase   SIVA            221,000.00    4/1/2011     11.75     2.25      2       2.25
8500010642   344,792.00   344,792.00   Purchase   SIVA            445,000.00    4/1/2011    13.375     3.75      2       3.75
8500010640   412,000.00   412,000.00   C/O Refi   SIVA            685,000.00    5/1/2011    10.875     2.25      2       2.25
8500010638   207,600.00   207,600.00   Purchase   No Ratio        259,500.00    5/1/2011    11.875     3.25      2       3.25
8500010637   364,000.00   364,000.00   C/O Refi   NINA            560,000.00    4/1/2011     11.75     3.25      2       3.25
8500010635   400,000.00   400,000.00   C/O Refi   No Ratio        800,000.00    5/1/2011    11.375     3.25      2       3.25
8500010634   235,000.00   235,000.00   C/O Refi   Full            380,000.00    4/1/2011        11     2.25      2       2.25
8500010633   388,000.00   388,000.00   Purchase   No Ratio        485,000.00    5/1/2011    11.625     3.25      2       3.25
8500010632   315,000.00   315,000.00   C/O Refi   SIVA            453,000.00    5/1/2011     10.75     2.25      2       2.25
8500010629   258,400.00   258,400.00   R/T Refi   SIVA            328,000.00    5/1/2011        11     2.25      2       2.25
8500010628   356,000.00   356,000.00   Purchase   Full            450,000.00    5/1/2011    11.875     3.25      2       3.25
8500010621   274,400.00   274,400.00   C/O Refi   SIVA            343,000.00    4/1/2011     11.75     3.25      2       3.25
8500010619   324,800.00   324,800.00   Purchase   SIVA            415,000.00    5/1/2011    11.875     3.25      2       3.25
8500010617   293,250.00   293,250.00   Purchase   SIVA            391,000.00    5/1/2011    11.875     3.25      2       3.25
8500010616   195,000.00   195,000.00   C/O Refi   SIVA            265,000.00    5/1/2011     12.25     3.25      2       3.25
8500010422   205,800.00   205,800.00   Purchase   SIVA            295,000.00    4/1/2011    12.375     2.25      2       2.25
8500010421   340,000.00   340,000.00   C/O Refi   SIVA            500,000.00    4/1/2011     13.25     2.25      2       2.25
8500010420   400,000.00   400,000.00   C/O Refi   SIVA            700,000.00    4/1/2011      12.5     2.25      2       2.25
8500010414   172,500.00   172,500.00   C/O Refi   SIVA            230,000.00    4/1/2011     13.25     2.25      2       2.25
8500010411   417,000.00   417,000.00   Purchase   SIVA            605,000.00    4/1/2011        12     2.25      2       2.25
8500010406   352,000.00   352,000.00   Purchase   SIVA            440,000.00    4/1/2011    12.875     2.25      2       2.25
8500010404   416,000.00   416,000.00   C/O Refi   SIVA            520,000.00    4/1/2011     12.75     2.25      2       2.25
8500010400   384,000.00   384,000.00   Purchase   SIVA            480,000.00    4/1/2011    12.875     2.25      2       2.25
8500010399   325,000.00   325,000.00   C/O Refi   SIVA            570,000.00    4/1/2011      12.5     2.25      2       2.25
8500010398   312,000.00   312,000.00   Purchase   SIVA            390,000.00    4/1/2011    12.375     2.25      2       2.25
8500010396   255,000.00   255,000.00   C/O Refi   SIVA            425,000.00    4/1/2011      12.5     2.25      2       2.25
8500010395   416,500.00   416,500.00   C/O Refi   SISA            595,000.00    4/1/2011    12.625     2.25      2       2.25
8500010393   317,600.00   317,600.00   Purchase   SIVA            400,000.00    4/1/2011      12.5     2.25      2       2.25
8500010391   188,000.00   188,000.00   C/O Refi   SIVA            278,000.00    4/1/2011    12.375     2.25      2       2.25
8500010388   206,250.00   206,250.00   C/O Refi   NINA            275,000.00    4/1/2011        13     2.25      2       2.25
8500010341   131,000.00   131,000.00   Purchase   SIVA            172,000.00    4/1/2011      12.5     2.25      2       2.25
8500010340   226,250.00   226,250.00   Purchase   SIVA            283,000.00    4/1/2011     12.25     2.25      2       2.25
8500012412   332,000.00   331,426.70   Purchase   SIVA            415,000.00    7/1/2011     12.75     2.25      2       2.25
8500012123   125,000.00   124,789.37   C/O Refi   SIVA            230,000.00    7/1/2011    12.875     2.25      2       2.25
8500011615   176,250.00   175,814.05   C/O Refi   SIVA            235,000.00    6/1/2011        13     2.25      2       2.25
8500011591   225,000.00   224,429.66   C/O Refi   SIVA            282,000.00    6/1/2011    12.875     2.25      2       2.25
8500011587   358,400.00   357,513.52   Purchase   NINA            448,000.00    6/1/2011        13     2.25      2       2.25
8500011569    66,500.00    66,331.43   C/O Refi   NINA            185,000.00    6/1/2011    12.875     2.25      2       2.25
8500011536   316,000.00   315,237.39   Purchase   SISA            425,000.00    6/1/2011    13.125     2.25      2       2.25
8500011523   263,000.00   262,265.34   C/O Refi   SISA            405,000.00    6/1/2011    12.375     2.25      2       2.25
8500011483   400,000.00   399,292.23   C/O Refi   Full            532,000.00    7/1/2011    11.625     2.25      2       2.25
8500011478   320,000.00   319,188.85   Purchase   SIVA            400,000.00    6/1/2011    11.875     3.25      2       3.25
8500011413   250,400.00   249,733.57   C/O Refi   SIVA            313,000.00    6/1/2011    11.625     3.25      2       3.25
8500011124   161,947.00   161,312.55   Purchase   Full            203,000.00    5/1/2011    11.125      3.5      2        3.5
8500011070   221,101.00   220,351.58   Purchase   SISA            306,000.00    5/1/2011    11.875     2.25      2       2.25
8500010769   245,230.00   243,906.82   Purchase   SIVA            273,000.00    4/1/2011    10.625     2.25      2       2.25
8500010742   180,000.00   179,177.53   Purchase   No Ratio        234,000.00    4/1/2011      11.5     2.25      2       2.25
8500010630   201,600.00   200,916.68   Purchase   SIVA            252,000.00    5/1/2011    11.875     3.25      2       3.25
8500010426   184,000.00   183,179.29   Purchase   Full            238,000.00    4/1/2011    11.625     2.25      2       2.25
8500010410   417,000.00   415,184.55   Purchase   SISA            525,000.00    4/1/2011     12.75     2.25      2       2.25
8500012168   500,000.00   500,000.00   Purchase   SIVA            625,000.00    7/1/2009    13.125     2.25      2       2.25
8500011621   165,800.00   165,800.00   Purchase   Full            218,000.00    7/1/2009     11.75     2.25      2       2.25
8500011175   287,256.00   287,256.00   Purchase   SIVA            412,000.00    5/1/2009        11        3      2          3
8500010729   105,500.00   105,500.00   R/T Refi   NINA            165,000.00    4/1/2009    12.375     2.25      2       2.25
8500010331   124,800.00   124,800.00   R/T Refi   Full            156,000.00    4/1/2009    12.625     2.25      2       2.25
8500013072   242,000.00   242,000.00   C/O Refi   SIVA            370,000.00    7/1/2016    11.375     2.25      1       2.25
8500012176   520,000.00   520,000.00   Purchase   SIVA            650,000.00    7/1/2016    12.625     2.25      2       2.25
8500012136   325,000.00   325,000.00   C/O Refi   NINA            490,000.00    7/1/2016    12.375     2.25      2       2.25
8500012133   240,000.00   240,000.00   Purchase   SIVA            300,000.00    6/1/2016    12.625     2.25      2       2.25
8500012119   335,200.00   335,200.00   Purchase   SIVA            422,000.00    7/1/2016    12.875     2.25      2       2.25
8500011986   237,000.00   237,000.00   Purchase   SISA            296,500.00    6/1/2016      11.5     2.25      1       2.25
8500011983   264,000.00   264,000.00   Purchase   SISA            330,000.00    7/1/2016     11.75     2.25      1       2.25
8500011565   250,000.00   250,000.00   C/O Refi   SISA            605,000.00    6/1/2016    12.875     2.25      1       2.25
8500011538   264,000.00   264,000.00   R/T Refi   SIVA            330,000.00    6/1/2016     12.75     2.25      1       2.25
8500010788   298,816.00   298,816.00   Purchase   SIVA            409,000.00    4/1/2016     10.75     2.75      1       2.75
8500010738   209,220.00   209,220.00   Purchase   No Ratio        287,000.00    4/1/2016    11.125     2.75      1       2.75
8500010671   187,860.00   187,860.00   Purchase   Full            284,000.00    4/1/2016     12.25     2.75      2       2.75
1707101247   364,000.00   364,000.00   Purchase   SISA            455,000.00    8/1/2011     11.75     2.25      1       2.25
1701122999   232,000.00   232,000.00   Purchase   SIVA            292,000.00    8/1/2011    12.625     2.25      1       2.25
1707100869   316,000.00   316,000.00   Purchase   SIVA            395,000.00    7/1/2011    11.625     2.25      1       2.25
1707100843   311,950.00   311,950.00   Purchase   Full            390,000.00    7/1/2011        12     2.25      1       2.25
1707100740   393,600.00   393,600.00   Purchase   SIVA            492,000.00    7/1/2011     11.99     2.25      1       2.25
1707100735   301,600.00   301,600.00   Purchase   SISA            379,000.00    7/1/2011    12.125     2.25      1       2.25
1701122865   413,600.00   413,600.00   Purchase   SIVA            517,000.00    7/1/2011    11.875     2.25      1       2.25
8500013118   216,000.00   216,000.00   Purchase   SIVA            270,000.00    8/1/2011    11.999        4      1          4
8500013116   417,000.00   417,000.00   Purchase   SIVA            530,000.00    8/1/2011    11.625     2.25      1       2.25
8500013113   240,000.00   240,000.00   C/O Refi   NINA            415,000.00    8/1/2011    11.875     2.25      1       2.25
8500013111   375,000.00   375,000.00   C/O Refi   SIVA            600,000.00    8/1/2011      11.5     2.25      1       2.25
8500013106   329,000.00   329,000.00   C/O Refi   SIVA            470,000.00    8/1/2011    11.999        4      1          4
8500013103   320,000.00   320,000.00   Purchase   SIVA            410,000.00    8/1/2011     12.75        4      1          4
8500013102   367,200.00   367,200.00   Purchase   SIVA            465,000.00    8/1/2011    11.375     2.25      1       2.25
8500013100   219,700.00   219,700.00   C/O Refi   SIVA            335,000.00    8/1/2011     11.75     2.25      1       2.25
8500013099   386,400.00   386,400.00   Purchase   No Ratio        500,000.00    8/1/2011    11.999        4      1          4
8500013095   268,850.00   268,850.00   Purchase   SIVA            336,500.00    8/1/2011    11.875     2.25      1       2.25
8500013094   292,000.00   292,000.00   Purchase   SIVA            365,000.00    8/1/2011    11.625     2.25      1       2.25
8500013092   166,350.00   166,350.00   Purchase   SIVA            235,000.00    8/1/2011    11.875     2.25      1       2.25
8500013091   109,600.00   109,600.00   R/T Refi   SISA            137,000.00    8/1/2011    11.999        4      1          4
8500013087   287,200.00   287,200.00   Purchase   SIVA            365,000.00    8/1/2011    11.875     2.25      1       2.25
8500013086   258,200.00   258,200.00   Purchase   SISA            330,000.00    8/1/2011     11.75     2.25      1       2.25
8500013080   219,200.00   219,200.00   Purchase   No Ratio        287,000.00    8/1/2011    11.875     2.25      1       2.25
8500013079   540,000.00   540,000.00   Purchase   SIVA            675,000.00    8/1/2011     12.75     4.75      1       4.75
8500012748   172,000.00   172,000.00   Purchase   SIVA            217,000.00    7/1/2011    11.875     2.25      1       2.25
8500012747   197,000.00   197,000.00   C/O Refi   SIVA            290,000.00    7/1/2011    11.875     2.25      1       2.25
8500012744   272,250.00   272,250.00   Purchase   SIVA            365,000.00    7/1/2011    12.375     2.25      1       2.25
8500012743   240,800.00   240,800.00   Purchase   SIVA            301,000.00    8/1/2011    11.999        4      1          4
8500012740   324,000.00   324,000.00   R/T Refi   No Ratio        405,000.00    7/1/2011    12.125    4.125      1      4.125
8500012730   244,000.00   244,000.00   Purchase   No Ratio        320,000.00    7/1/2011    11.625     2.25      1       2.25
8500012614   339,000.00   339,000.00   C/O Refi   SIVA            452,000.00    6/1/2011     12.25     2.75      1       2.75
8500012611   140,000.00   140,000.00   Purchase   SIVA            175,000.00    7/1/2011        12     2.25      1       2.25
8500012607   412,000.00   412,000.00   Purchase   SIVA            515,000.00    6/1/2011    11.625     2.25      1       2.25
8500012606   136,000.00   136,000.00   C/O Refi   SIVA            170,000.00    6/1/2011    12.875     2.25      1       2.25
8500012589   412,000.00   412,000.00   C/O Refi   SIVA            515,000.00    6/1/2011      11.5     2.25      1       2.25
8500012588   319,050.00   319,050.00   R/T Refi   SIVA            425,000.00    7/1/2011    11.125     2.25      1       2.25
8500012587   170,000.00   170,000.00   R/T Refi   SIVA            222,000.00    7/1/2011    11.625     2.25      1       2.25
8500012584   120,000.00   120,000.00   C/O Refi   SIVA            200,000.00    7/1/2011     11.75     2.25      1       2.25
8500012577   294,900.00   294,900.00   Purchase   SIVA            380,000.00    7/1/2011    11.625     2.25      1       2.25
8500012570   417,000.00   417,000.00   R/T Refi   SIVA            525,000.00    7/1/2011    11.375     2.25      1       2.25
8500012567   408,000.00   408,000.00   R/T Refi   SIVA            510,000.00    7/1/2011    11.625     2.25      1       2.25
8500012548   264,000.00   264,000.00   Purchase   SIVA            380,000.00    7/1/2011    12.125     2.25      1       2.25
8500012537   414,450.00   414,450.00   Purchase   SIVA            520,000.00    7/1/2011    10.875     2.25      1       2.25
8500012535   324,000.00   324,000.00   Purchase   SIVA            405,000.00    7/1/2011    12.375     2.75      1       2.75
8500012529   352,000.00   352,000.00   C/O Refi   SIVA            440,000.00    7/1/2011    12.875     2.75      1       2.75
8500012528   404,000.00   404,000.00   Purchase   SIVA            505,000.00    7/1/2011      11.5     2.25      1       2.25
8500012527   400,000.00   400,000.00   Purchase   SIVA            515,000.00    7/1/2011     11.25     2.25      1       2.25
8500012526   192,000.00   192,000.00   Purchase   Full            240,000.00    6/1/2011      12.5     2.75      1       2.75
8500012524   144,000.00   144,000.00   C/O Refi   SIVA            190,000.00    6/1/2011    11.875     2.25      1       2.25
8500012518   300,000.00   300,000.00   Purchase   Full            378,500.00    7/1/2011      13.5     2.25      1       2.25
8500012516   144,000.00   144,000.00   Purchase   Full            180,000.00    7/1/2011    12.875     2.25      1       2.25
8500012511   319,000.00   319,000.00   Purchase   Full            430,000.00    7/1/2011     13.25     2.25      1       2.25
8500012507   208,000.00   208,000.00   Purchase   SIVA            265,000.00    7/1/2011      13.5     2.25      1       2.25
8500012502   185,250.00   185,250.00   C/O Refi   SIVA            248,000.00    7/1/2011        13     2.25      1       2.25
8500012500   211,000.00   211,000.00   R/T Refi   No Ratio        283,000.00    7/1/2011    13.625     2.25      1       2.25
8500012496   229,530.00   229,530.00   C/O Refi   SIVA            327,900.00    7/1/2011     12.75     2.25      1       2.25
8500012490   255,500.00   255,500.00   Purchase   SIVA            365,000.00    7/1/2011     13.25     2.25      1       2.25
8500012487   267,900.00   267,900.00   Purchase   SIVA            334,900.00    7/1/2011    12.125    4.125      1      4.125
8500012484   235,950.00   235,950.00   Purchase   SIVA            294,990.00    7/1/2011    12.625    4.625      1      4.625
8500012483   325,500.00   325,500.00   C/O Refi   Full            434,000.00    7/1/2011     11.75     2.25      1       2.25
8500012481   412,000.00   412,000.00   Purchase   SIVA            519,000.00    7/1/2011    11.999        4      1          4
8500012475   282,100.00   282,100.00   Purchase   SIVA            352,700.00    7/1/2011    11.625     2.25      1       2.25
8500012473   416,000.00   416,000.00   Purchase   SIVA            520,000.00    7/1/2011    11.625     2.25      1       2.25
8500012472   184,800.00   184,800.00   Purchase   SIVA            231,000.00    7/1/2011     12.25     4.25      1       4.25
8500012471   355,950.00   355,950.00   Purchase   SIVA            445,000.00    7/1/2011    11.999        4      1          4
8500012470   288,000.00   288,000.00   Purchase   SISA            380,000.00    7/1/2011    12.125    4.125      1      4.125
8500012468   409,500.00   409,500.00   C/O Refi   SISA            630,000.00    7/1/2011    11.999        4      1          4
8500012464   593,000.00   593,000.00   R/T Refi   SIVA            750,000.00    7/1/2011      12.5      4.5      1        4.5
8500012463   252,000.00   252,000.00   Purchase   SIVA            315,000.00    7/1/2011    11.375     2.75      1       2.75
8500012458   254,400.00   254,400.00   Purchase   SIVA            320,000.00    7/1/2011     11.75     2.25      1       2.25
8500012456   232,000.00   232,000.00   Purchase   SISA            300,000.00    7/1/2011    12.125    4.125      1      4.125
8500012455   288,000.00   288,000.00   R/T Refi   Full            360,000.00    7/1/2011     11.75     2.25      1       2.25
8500012453   379,900.00   379,900.00   Purchase   SIVA            475,000.00    7/1/2011     11.75     2.25      1       2.25
8500012452   388,000.00   388,000.00   Purchase   SISA            485,000.00    7/1/2011    11.999    3.375      1      3.375
8500012394   362,400.00   362,400.00   C/O Refi   SIVA            453,000.00    7/1/2011    11.875     3.25      1       3.25
8500012393   399,900.00   399,900.00   Purchase   SIVA            520,000.00    7/1/2011    11.875     3.25      1       3.25
8500012377   137,500.00   137,500.00   Purchase   NINA            287,500.00    7/1/2011    11.875     2.25      1       2.25
8500012370   260,000.00   260,000.00   Purchase   SIVA            460,000.00    7/1/2011     12.75     2.25      1       2.25
8500012368   417,000.00   417,000.00   Purchase   SIVA            535,000.00    7/1/2011     12.75     2.25      1       2.25
8500012367   417,000.00   417,000.00   C/O Refi   SIVA            610,000.00    7/1/2011    12.375     2.25      1       2.25
8500012365   392,400.00   392,400.00   Purchase   SIVA            491,000.00    7/1/2011     12.25     2.25      1       2.25
8500012364   248,000.00   248,000.00   Purchase   SIVA            310,000.00    7/1/2011     12.25     2.25      1       2.25
8500012363   400,000.00   400,000.00   R/T Refi   SIVA            775,000.00    7/1/2011    12.625     2.25      1       2.25
8500012362   184,000.00   184,000.00   Purchase   NINA            235,000.00    7/1/2011      13.5     2.25      1       2.25
8500012359   232,000.00   232,000.00   Purchase   Full            305,000.00    7/1/2011    12.625     2.25      1       2.25
8500012356   415,000.00   415,000.00   C/O Refi   SIVA            660,000.00    7/1/2011     12.75     2.25      1       2.25
8500012355   326,400.00   326,400.00   Purchase   SIVA            408,000.00    7/1/2011     12.75     2.25      1       2.25
8500012352   255,900.00   255,900.00   Purchase   SIVA            320,000.00    7/1/2011    12.625     2.25      1       2.25
8500012350   392,800.00   392,800.00   Purchase   SIVA            540,000.00    7/1/2011    12.875     2.25      1       2.25
8500012349   200,000.00   200,000.00   Purchase   SIVA            250,000.00    7/1/2011    12.375     2.25      1       2.25
8500012272   260,000.00   260,000.00   C/O Refi   SIVA            771,000.00    7/1/2011    12.875     2.25      1       2.25
8500012269   228,000.00   228,000.00   Purchase   Full            285,000.00    7/1/2011    12.875     2.25      1       2.25
8500012258   292,000.00   292,000.00   Purchase   Full            365,000.00    7/1/2011    13.375     2.25      1       2.25
8500012255   162,400.00   162,400.00   Purchase   SIVA            235,000.00    7/1/2011    13.125     2.25      1       2.25
8500012233   325,000.00   325,000.00   C/O Refi   SIVA            530,000.00    7/1/2011      12.5     2.25      1       2.25
8500012226   236,000.00   236,000.00   C/O Refi   SISA            295,000.00    7/1/2011    13.875     2.25      2       2.75
8500012225   316,000.00   316,000.00   Purchase   SIVA            400,000.00    7/1/2011     12.75     2.25      1       2.25
8500012224   325,000.00   325,000.00   C/O Refi   NINA            760,000.00    7/1/2011      12.5     2.25      1       2.25
8500012223   268,000.00   268,000.00   Purchase   SIVA            370,000.00    7/1/2011    12.875     2.25      1       2.25
8500012220   237,600.00   237,600.00   Purchase   SIVA            299,000.00    7/1/2011    12.875     2.25      1       2.25
8500012218   312,000.00   312,000.00   Purchase   NINA            475,000.00    7/1/2011    12.625     2.25      1       2.25
8500012216   417,000.00   417,000.00   Purchase   SIVA            550,000.00    7/1/2011    12.625     2.25      1       2.25
8500012210   370,400.00   370,400.00   Purchase   SIVA            500,000.00    7/1/2011    12.625     2.25      1       2.25
8500012209   224,000.00   224,000.00   Purchase   SISA            280,000.00    7/1/2011    13.875     2.25      1       2.25
8500012204   317,000.00   317,000.00   C/O Refi   SIVA            400,000.00    7/1/2011    12.375     2.25      1       2.25
8500012031   318,400.00   318,400.00   Purchase   SIVA            405,000.00    7/1/2011    11.875     3.25      1       3.25
8500012030   476,000.00   476,000.00   Purchase   No Ratio        595,000.00    6/1/2011     12.25     3.25      1       3.25
8500012025   152,160.00   152,160.00   Purchase   NINA            200,000.00    7/1/2011    12.875     2.25      1       2.25
8500012021   417,000.00   417,000.00   Purchase   NINA            530,000.00    7/1/2011    13.125     3.25      1       3.25
8500012016   255,900.00   255,900.00   Purchase   SIVA            330,000.00    7/1/2011        12     3.25      1       3.25
8500012012   228,000.00   228,000.00   Purchase   SIVA            310,000.00    7/1/2011    12.875     3.25      1       3.25
8500012011   408,000.00   408,000.00   Purchase   NINA            528,000.00    7/1/2011      11.5     3.25      1       3.25
8500012009   241,520.00   241,520.00   Purchase   NINA            303,900.00    7/1/2011    12.375     3.25      1       3.25
8500012005   172,960.00   172,960.00   Purchase   SIVA            217,000.00    7/1/2011    11.875     3.25      1       3.25
8500012004   271,920.00   271,920.00   Purchase   No Ratio        340,000.00    6/1/2011        12     3.25      1       3.25
8500012003   382,000.00   382,000.00   Purchase   NINA            478,000.00    7/1/2011     12.25     3.25      1       3.25
8500011981   368,000.00   368,000.00   Purchase   SIVA            460,000.00    6/1/2011      12.5     2.75      1       2.75
8500011980   347,800.00   347,800.00   Purchase   SIVA            435,000.00    7/1/2011    12.625     2.75      1       2.75
8500011977   292,800.00   292,800.00   C/O Refi   SIVA            366,000.00    5/1/2011        12     2.75      1       2.75
8500011973   190,000.00   190,000.00   R/T Refi   SIVA            312,000.00    7/1/2011     12.25     2.75      1       2.75
8500011972   271,300.00   271,300.00   Purchase   Full            350,000.00    7/1/2011      12.5     2.75      1       2.75
8500011971   198,000.00   198,000.00   Purchase   Full            255,000.00    7/1/2011      12.5     2.75      1       2.75
8500011966   406,400.00   406,400.00   Purchase   SIVA            508,000.00    7/1/2011    12.375     2.25      1       2.25
8500011964   287,920.00   287,920.00   Purchase   SIVA            360,000.00    7/1/2011     12.75     2.25      1       2.25
8500011955   327,900.00   327,900.00   Purchase   Full            410,000.00    6/1/2011      11.5    2.875      1      2.875
8500011954   244,000.00   244,000.00   Purchase   SIVA            305,000.00    7/1/2011      11.5     2.25      1       2.25
8500011951   271,200.00   271,200.00   Purchase   SIVA            340,000.00    7/1/2011     12.25     4.25      1       4.25
8500011950   360,000.00   360,000.00   Purchase   SIVA            450,000.00    7/1/2011    12.625    4.625      1      4.625
8500011948   417,000.00   417,000.00   Purchase   No Ratio        538,000.00    7/1/2011    11.999        4      1          4
8500011947   292,000.00   292,000.00   Purchase   SIVA            370,000.00    7/1/2011    11.875     2.25      1       2.25
8500011938   388,000.00   388,000.00   Purchase   SIVA            500,000.00    7/1/2011    11.875     2.25      1       2.25
8500011935   416,000.00   416,000.00   C/O Refi   SIVA            520,000.00    7/1/2011    11.999        4      1          4
8500011934   308,000.00   308,000.00   C/O Refi   SIVA            450,000.00    7/1/2011    11.375     2.25      1       2.25
8500011933   328,000.00   328,000.00   Purchase   SIVA            445,000.00    7/1/2011      12.5      4.5      1        4.5
8500011932   417,000.00   417,000.00   C/O Refi   SISA            525,000.00    7/1/2011    11.999        4      1          4
8500011929   400,000.00   400,000.00   C/O Refi   SIVA            690,000.00    7/1/2011    11.375     2.25      1       2.25
8500011925   168,000.00   168,000.00   Purchase   SIVA            210,000.00    7/1/2011     11.75     2.25      1       2.25
8500011924   396,000.00   396,000.00   Purchase   SIVA            495,000.00    7/1/2011    11.999        4      1          4
8500011922   272,000.00   272,000.00   Purchase   SIVA            350,000.00    7/1/2011     12.25     4.25      1       4.25
8500011920   179,900.00   179,900.00   Purchase   SIVA            228,000.00    7/1/2011    11.625     2.25      1       2.25
8500011915   105,750.00   105,750.00   Purchase   SIVA            142,000.00    6/1/2011      12.5     2.25      1       2.25
8500011913   147,700.00   147,700.00   Purchase   SIVA            200,000.00    7/1/2011     12.25     2.25      1       2.25
8500011911   107,450.00   107,450.00   R/T Refi   SIVA            142,000.00    6/1/2011        11     2.25      1       2.25
8500011909   220,500.00   220,500.00   R/T Refi   Full            285,000.00    6/1/2011     11.25     2.25      1       2.25
8500011907   163,650.00   163,650.00   C/O Refi   Full            223,000.00    7/1/2011    11.375     2.25      1       2.25
8500011888   186,500.00   186,500.00   R/T Refi   SIVA            265,000.00    6/1/2011     11.75     2.25      1       2.25
8500011886   266,400.00   266,400.00   R/T Refi   SISA            333,000.00    6/1/2011        11     2.25      1       2.25
8500011878   110,400.00   110,400.00   R/T Refi   SIVA            138,000.00    6/1/2011    11.625     2.25      1       2.25
8500011875   116,000.00   116,000.00   Purchase   Full            145,500.00    4/1/2011     12.75     2.25      1       2.25
8500011871   144,000.00   144,000.00   R/T Refi   SIVA            180,000.00    6/1/2011    11.875     2.25      1       2.25
8500011869   257,600.00   257,600.00   Purchase   SIVA            325,000.00    6/1/2011        11     2.25      1       2.25
8500011804   114,000.00   114,000.00   R/T Refi   SISA            152,000.00    6/1/2011     12.25     2.25      1       2.25
8500011802    92,000.00    92,000.00   Purchase   Full            120,000.00    7/1/2011     11.75     2.25      1       2.25
8500011795    92,000.00    92,000.00   Purchase   Full            115,000.00    6/1/2011    11.125     2.25      1       2.25
8500011792   192,800.00   192,800.00   C/O Refi   SISA            241,000.00    6/1/2011    11.375     2.25      1       2.25
8500011783   264,000.00   264,000.00   Purchase   SIVA            335,000.00    6/1/2011     11.25     2.25      1       2.25
8500011782   209,950.00   209,950.00   C/O Refi   SISA            221,000.00    6/1/2011    12.375     2.25      1       2.25
8500011781   110,800.00   110,800.00   Purchase   Full            145,000.00    6/1/2011    13.125     2.25      1       2.25
8500011780   124,000.00   124,000.00   Purchase   SIVA            156,000.00    6/1/2011    12.125     2.25      1       2.25
8500011778   169,050.00   169,050.00   Purchase   SIVA            178,000.00    7/1/2011        11     2.25      1       2.25
8500011773    84,000.00    84,000.00   Purchase   Full            110,000.00    6/1/2011        11     2.25      1       2.25
8500011772   360,000.00   360,000.00   R/T Refi   Full            450,000.00    7/1/2011    11.125     2.25      1       2.25
8500011770   184,000.00   184,000.00   R/T Refi   SIVA            230,000.00    7/1/2011    11.875     2.25      1       2.25
8500011768   161,200.00   161,200.00   Purchase   Full            202,000.00    6/1/2011    11.875     2.25      1       2.25
8500011767   277,000.00   277,000.00   R/T Refi   Full            350,000.00    6/1/2011     11.25     2.25      1       2.25
8500011766   184,000.00   184,000.00   C/O Refi   Full            250,000.00    5/1/2011        11     2.25      1       2.25
8500011763   160,000.00   160,000.00   Purchase   Full            200,000.00    7/1/2011        11     2.25      1       2.25
8500011762   168,000.00   168,000.00   C/O Refi   SIVA            210,000.00    7/1/2011     11.25     2.25      1       2.25
8500011759   448,000.00   448,000.00   C/O Refi   SISA            560,000.00    6/1/2011        11     2.25      1       2.25
8500011758   144,000.00   144,000.00   C/O Refi   Full            180,000.00    6/1/2011    11.125     2.25      1       2.25
8500011757   136,000.00   136,000.00   R/T Refi   Full            170,000.00    6/1/2011    11.625     2.25      1       2.25
8500011756   207,200.00   207,200.00   Purchase   Full            260,000.00    6/1/2011     11.25     2.25      1       2.25
8500011755   147,200.00   147,200.00   Purchase   Full            184,000.00    6/1/2011    11.875     2.25      1       2.25
8500011750    75,200.00    75,200.00   Purchase   Full             98,000.00    6/1/2011    13.125     2.25      1       2.25
8500011745   312,000.00   312,000.00   Purchase   SIVA            390,000.00    7/1/2011        12     2.25      1       2.25
8500011744   307,000.00   307,000.00   C/O Refi   SIVA            495,000.00    6/1/2011    11.125     2.25      1       2.25
8500011740   159,000.00   159,000.00   R/T Refi   SIVA            215,000.00    6/1/2011    11.875     2.25      1       2.25
8500011739   398,000.00   398,000.00   R/T Refi   SISA            530,000.00    6/1/2011    11.125     2.25      1       2.25
8500011734   144,800.00   144,800.00   C/O Refi   Full            154,000.00    7/1/2011        12     2.25      1       2.25
8500011732   297,475.00   297,475.00   C/O Refi   SIVA            435,000.00    7/1/2011        11     2.25      1       2.25
8500011727   155,875.00   155,875.00   Purchase   SIVA            196,000.00    6/1/2011    11.875     2.25      1       2.25
8500011722   139,500.00   139,500.00   C/O Refi   SISA            155,000.00    6/1/2011    11.875     2.25      1       2.25
8500011719   225,750.00   225,750.00   C/O Refi   Full            301,000.00    6/1/2011    12.375     2.25      1       2.25
8500011718   260,000.00   260,000.00   C/O Refi   SISA            398,000.00    6/1/2011     12.75     2.25      1       2.25
8500011716   384,350.00   384,350.00   C/O Refi   Full            605,000.00    6/1/2011     11.25     2.25      1       2.25
8500011715   192,000.00   192,000.00   Purchase   SIVA            240,000.00    7/1/2011    11.625     2.25      1       2.25
8500011712   345,000.00   345,000.00   C/O Refi   NINA            460,000.00    7/1/2011    11.625     2.25      1       2.25
8500011711   121,600.00   121,600.00   Purchase   SIVA            154,000.00    7/1/2011        13     2.25      1       2.25
8500011710   200,000.00   200,000.00   R/T Refi   SIVA            250,000.00    6/1/2011        12     2.25      1       2.25
8500011705    91,800.00    91,800.00   C/O Refi   SIVA            174,000.00    7/1/2011     11.75     2.25      1       2.25
8500011703   332,000.00   332,000.00   C/O Refi   Full            415,000.00    6/1/2011        11     2.25      1       2.25
8500011700    84,450.00    84,450.00   Purchase   SIVA            110,000.00    6/1/2011        13     2.25      1       2.25
8500011698   108,000.00   108,000.00   R/T Refi   SIVA            144,000.00    6/1/2011     12.25     2.25      1       2.25
8500011697   271,025.00   271,025.00   Purchase   SIVA            340,000.00    6/1/2011     11.75     2.25      1       2.25
8500011693   384,000.00   384,000.00   Purchase   SISA            485,000.00    7/1/2011    13.125     2.25      1       2.25
8500011690   400,000.00   400,000.00   Purchase   SIVA            500,000.00    6/1/2011     13.25     4.25      2       4.25
8500011688   294,400.00   294,400.00   Purchase   SIVA            370,000.00    6/1/2011    12.625     2.25      1       2.25
8500011681   295,000.00   295,000.00   C/O Refi   Full            400,000.00    6/1/2011     12.75     2.25      1       2.25
8500011662   296,000.00   296,000.00   Purchase   SIVA            371,000.00    6/1/2011     12.75     2.25      1       2.25
8500011654   268,000.00   268,000.00   C/O Refi   Full            335,000.00    6/1/2011     11.25     2.25      1       2.25
8500011652   393,000.00   393,000.00   C/O Refi   SIVA            528,000.00    6/1/2011    11.625     2.25      1       2.25
8500011651   239,900.00   239,900.00   Purchase   Full            350,000.00    6/1/2011    11.625     2.25      1       2.25
8500011646   286,400.00   286,400.00   Purchase   SIVA            362,000.00    6/1/2011    11.125     2.25      1       2.25
8500011645   376,800.00   376,800.00   C/O Refi   SIVA            471,000.00    6/1/2011      12.5     2.25      1       2.25
8500011644   186,400.00   186,400.00   Purchase   SIVA            234,900.00    6/1/2011      11.5     2.25      1       2.25
8500011641   214,000.00   214,000.00   C/O Refi   SIVA            400,000.00    6/1/2011      11.5     2.25      1       2.25
8500011639   319,920.00   319,920.00   Purchase   SIVA            400,000.00    6/1/2011    11.875     2.25      1       2.25
8500011638   266,800.00   266,800.00   C/O Refi   SIVA            361,000.00    6/1/2011      11.5     2.25      1       2.25
8500011635   297,430.00   297,430.00   Purchase   SIVA            425,000.00    6/1/2011     11.75     2.25      1       2.25
8500011454   415,400.00   415,400.00   Purchase   SIVA            520,000.00    6/1/2011    12.125     2.25      1       2.25
8500011440   196,000.00   196,000.00   Purchase   SIVA            245,000.00    6/1/2011    12.875     2.25      1       2.25
8500011438   312,000.00   312,000.00   Purchase   SIVA            390,000.00    6/1/2011    12.875     2.25      1       2.25
8500011427   322,000.00   322,000.00   Purchase   SIVA            402,500.00    6/1/2011    12.875     2.25      1       2.25
8500011425   416,000.00   416,000.00   Purchase   Full            530,000.00    6/1/2011    12.375     2.25      1       2.25
8500011424   174,000.00   174,000.00   Purchase   SIVA            218,000.00    6/1/2011    12.875     2.25      2       2.25
8500011402   416,000.00   416,000.00   C/O Refi   SIVA            640,000.00    6/1/2011        13     2.75      1       2.75
8500011400   208,000.00   208,000.00   Purchase   SIVA            295,000.00    6/1/2011     12.25     4.25      1       4.25
8500011399   248,000.00   248,000.00   Purchase   SIVA            312,000.00    6/1/2011      11.5    2.875      1      2.875
8500011397   479,200.00   479,200.00   Purchase   SIVA            599,000.00    6/1/2011    11.375     2.75      1       2.75
8500011396   168,000.00   168,000.00   Purchase   SIVA            210,000.00    6/1/2011    11.875     3.25      1       3.25
8500011392   321,600.00   321,600.00   Purchase   SIVA            402,000.00    6/1/2011      11.5    2.875      1      2.875
8500011391   120,000.00   120,000.00   Purchase   NINA            350,000.00    6/1/2011      11.5    2.875      1      2.875
8500011385   304,250.00   304,250.00   Purchase   SIVA            380,500.00    6/1/2011     11.75    3.125      1      3.125
8500011384   330,400.00   330,400.00   Purchase   SIVA            413,000.00    6/1/2011    11.875     3.25      1       3.25
8500011379   376,000.00   376,000.00   Purchase   SIVA            490,000.00    6/1/2011     11.75    3.125      1      3.125
8500011378   284,000.00   284,000.00   Purchase   No Ratio        363,000.00    5/1/2011    12.125      3.5      1        3.5
8500011376   324,000.00   324,000.00   Purchase   SIVA            410,000.00    6/1/2011    11.875     3.25      1       3.25
8500011372   312,000.00   312,000.00   C/O Refi   NINA            480,000.00    6/1/2011    12.125     2.25      1       2.25
8500011370   301,600.00   301,600.00   Purchase   SIVA            377,000.00    5/1/2011      11.5    2.875      1      2.875
8500011369   358,400.00   358,400.00   Purchase   SIVA            448,000.00    6/1/2011    11.375     2.25      1       2.25
8500011367   129,600.00   129,600.00   R/T Refi   SIVA            510,000.00    6/1/2011    11.375     2.25      1       2.25
8500011365   368,000.00   368,000.00   Purchase   SIVA            460,000.00    6/1/2011    11.375     2.75      1       2.75
8500011362   396,000.00   396,000.00   R/T Refi   SIVA            515,000.00    6/1/2011    11.999        4      1          4
8500011361   328,000.00   328,000.00   Purchase   SISA            410,000.00    6/1/2011    11.875     3.25      1       3.25
8500011360   250,000.00   250,000.00   C/O Refi   SIVA            345,000.00    6/1/2011     12.25     4.25      1       4.25
8500011355   260,700.00   260,700.00   Purchase   SIVA            325,900.00    6/1/2011    11.999        4      1          4
8500011354   328,000.00   328,000.00   C/O Refi   SIVA            410,000.00    6/1/2011    12.375     3.75      1       3.75
8500011353   350,000.00   350,000.00   C/O Refi   SIVA            490,000.00    6/1/2011    11.375     2.75      1       2.75
8500011350   192,000.00   192,000.00   C/O Refi   SIVA            240,000.00    6/1/2011    13.125     2.25      1       2.25
8500011349   284,000.00   284,000.00   Purchase   Full            355,000.00    6/1/2011    12.875     2.25      1       2.25
8500011340   395,000.00   395,000.00   R/T Refi   SIVA            599,000.00    6/1/2011    12.375     2.25      1       2.25
8500011339   360,000.00   360,000.00   Purchase   SIVA            453,000.00    6/1/2011      12.5     2.25      1       2.25
8500011285    77,700.00    77,700.00   Purchase   No Ratio        120,000.00    5/1/2011    12.625     2.75      1       2.75
8500011284   356,000.00   356,000.00   C/O Refi   No Ratio        530,000.00    6/1/2011      11.5     2.25      1       2.25
8500011275   250,000.00   250,000.00   Purchase   No Ratio        429,900.00    5/1/2011    11.625     2.75      1       2.75
8500011267   203,300.00   203,300.00   Purchase   No Ratio        270,000.00    6/1/2011     11.75     2.25      1       2.25
8500011266   132,000.00   132,000.00   Purchase   Full            165,000.00    6/1/2011     12.25     2.25      1       2.25
8500011262   340,000.00   340,000.00   Purchase   No Ratio        425,000.00    5/1/2011     11.25     2.25      1       2.25
8500011261   116,000.00   116,000.00   C/O Refi   SIVA            443,000.00    6/1/2011     11.25     2.25      1       2.25
8500011251   196,000.00   196,000.00   Purchase   Full            245,000.00    5/1/2011    11.875     2.25      1       2.25
8500011245   324,000.00   324,000.00   Purchase   No Ratio        410,000.00    5/1/2011     11.75     2.25      1       2.25
8500011064   262,776.00   262,776.00   Purchase   SIVA            333,993.00    5/1/2011        12     2.25      1       2.25
8500011015   241,012.00   241,012.00   Purchase   SIVA            310,000.00    5/1/2011    13.875      3.5      1        3.5
8500011011   412,000.00   412,000.00   Purchase   SIVA            525,000.00    4/1/2011    13.125      3.5      1        3.5
8500010990   255,880.00   255,880.00   Purchase   SIVA            355,000.00    5/1/2011     12.75     2.25      1       2.25
8500010980   402,500.00   402,500.00   Purchase   SIVA            576,000.00    5/1/2011     12.25     2.25      1       2.25
8500010749   289,771.00   289,771.00   Purchase   SIVA            362,214.00    4/1/2011     11.75     2.75      1       2.75
8500010554   352,000.00   352,000.00   Purchase   No Ratio        440,000.00    5/1/2011    12.875     2.25      1       2.25
8500010552   266,850.00   266,850.00   Purchase   SIVA            349,000.00    5/1/2011    12.875     2.25      1       2.25
8500010548   304,000.00   304,000.00   C/O Refi   SIVA            380,000.00    4/1/2011     13.25     2.25      1       2.25
8500010543   336,000.00   336,000.00   Purchase   SIVA            429,000.00    4/1/2011    12.625     2.25      1       2.25
8500010523   287,000.00   287,000.00   C/O Refi   SISA            575,000.00    4/1/2011    10.875     2.25      1       2.25
8500010521   296,000.00   296,000.00   Purchase   SIVA            370,000.00    4/1/2011    11.999    3.375      1      3.375
8500010517   270,400.00   270,400.00   Purchase   SIVA            383,000.00    4/1/2011    11.999    3.375      1      3.375
8500010516   295,000.00   295,000.00   C/O Refi   SIVA            440,000.00    4/1/2011    11.375     2.75      1       2.75
8500010514   374,700.00   374,700.00   Purchase   SIVA            468,500.00    4/1/2011      11.5    2.875      1      2.875
8500010513   304,500.00   304,500.00   C/O Refi   SIVA            435,000.00    4/1/2011     11.75        4      1          4
8500010511   440,000.00   440,000.00   Purchase   SIVA            550,000.00    4/1/2011      11.5    2.875      1      2.875
8500010505   417,000.00   417,000.00   Purchase   SIVA            535,000.00    4/1/2011    11.375        4      1          4
8500010504   417,000.00   417,000.00   Purchase   SIVA            585,000.00    4/1/2011    11.875     3.25      1       3.25
8500010503   300,000.00   300,000.00   Purchase   SIVA            375,000.00    4/1/2011      11.5    2.875      1      2.875
8500010502   276,500.00   276,500.00   Purchase   No Ratio        346,000.00    4/1/2011    11.875     3.25      1       3.25
8500010497   357,600.00   357,600.00   Purchase   SIVA            453,500.00    4/1/2011      11.5    2.875      1      2.875
8500010495   294,400.00   294,400.00   Purchase   SIVA            368,000.00    4/1/2011    12.625     3.75      1       3.75
8500010431   251,250.00   251,250.00   Purchase   SISA            340,000.00    4/1/2011        12     2.25      1       2.25
8500010429   364,576.00   364,576.00   Purchase   SIVA            456,000.00    4/1/2011      12.5     2.25      1       2.25
8500010428   223,200.00   223,200.00   Purchase   SIVA            294,000.00    4/1/2011    12.625     2.25      1       2.25
8500010425   317,600.00   317,600.00   Purchase   Full            397,000.00    4/1/2011      12.5     2.25      1       2.25
8500010424   289,600.00   289,600.00   Purchase   SIVA            369,000.00    4/1/2011     12.75     2.25      1       2.25
8500010316   344,000.00   344,000.00   Purchase   NINA            430,000.00    4/1/2011     12.25     2.25      1       2.25
8500010313   117,720.00   117,720.00   Purchase   SIVA            148,000.00    4/1/2011    11.625     3.25      1       3.25
8500010310   414,400.00   414,400.00   Purchase   No Ratio        540,000.00    4/1/2011        12     3.25      1       3.25
8500010297   215,200.00   215,200.00   Purchase   SIVA            269,000.00    4/1/2011     12.75     2.25      2       2.25
8500010293   320,000.00   320,000.00   Purchase   SIVA            400,000.00    4/1/2011      12.5     2.25      2       2.25
8500010292   360,000.00   360,000.00   Purchase   SIVA            450,000.00    4/1/2011        13    4.375      2      4.375
8500010291   246,000.00   246,000.00   Purchase   SISA            307,500.00    4/1/2011      12.5    3.875      1      3.875
8500010290   335,950.00   335,950.00   Purchase   SISA            425,000.00    4/1/2011        13     2.25      2       2.25
1323001670   136,730.00   136,730.00   Purchase   SIVA            171,000.00    7/1/2011     13.75     2.25      1       2.25
8500012600   400,000.00   400,000.00   Purchase   Full            500,000.00    6/1/2013      11.5     2.25      1       2.25
8500012599   239,900.00   239,900.00   Purchase   No Ratio        300,000.00    7/1/2013        11     2.25      1       2.25
8500012569   276,000.00   276,000.00   Purchase   SIVA            345,000.00    7/1/2013     11.75     2.25      1       2.25
8500012541   300,000.00   300,000.00   Purchase   Full            375,000.00    7/1/2013     11.75     2.25      1       2.25
8500012532   315,200.00   315,200.00   Purchase   SIVA            402,000.00    7/1/2013      11.5     2.25      1       2.25
8500012392   393,600.00   393,600.00   Purchase   SIVA            500,000.00    7/1/2013     12.25     3.25      1       3.25
8500012390   280,000.00   280,000.00   Purchase   No Ratio        385,000.00    7/1/2013        13     2.25      1       3.25
8500012028   279,920.00   279,920.00   Purchase   SIVA            356,000.00    7/1/2013    12.375     3.25      1       3.25
8500011451   348,000.00   348,000.00   Purchase   Full            435,000.00    6/1/2013    12.875     2.25      1       2.25
8500011450   417,000.00   417,000.00   Purchase   SIVA            531,000.00    6/1/2013      11.5     2.25      1       2.25
8500011343   409,000.00   409,000.00   R/T Refi   SIVA            515,000.00    6/1/2013     12.75     2.25      2       2.25
8500010556   282,400.00   282,400.00   Purchase   SIVA            355,000.00    4/1/2013    12.875     2.25      1       2.25
8500010551   360,000.00   360,000.00   C/O Refi   SIVA            455,000.00    4/1/2013      12.5     2.25      1       2.25
8500012497   276,500.00   276,067.30   Purchase   NINA            395,000.00    7/1/2011     13.25     2.75      1       2.75
8500012491   400,000.00   399,374.04   C/O Refi   SIVA            500,000.00    7/1/2011     13.25     2.75      2       2.75
8500012395   209,450.00   209,114.02   Purchase   SIVA            262,000.00    7/1/2011    12.125     3.25      1       3.25
8500012378   450,000.00   449,329.98   Purchase   NINA            838,000.00    7/1/2011      12.5     2.25      1       2.25
8500012343   153,920.00   153,696.49   Purchase   SIVA            197,000.00    7/1/2011    12.625     3.25      1       3.25
8500012274   273,000.00   272,583.26   C/O Refi   SISA            390,000.00    7/1/2011    13.375     2.75      2       2.75
8500012267    75,000.00    74,915.60   Purchase   NINA             95,000.00    7/1/2011    13.875     2.25      1       2.25
8500012257   220,500.00   220,210.55   Purchase   SIVA            316,000.00    7/1/2011    14.125     2.75      1       2.75
8500012251   240,000.00   239,595.59   C/O Refi   SIVA            400,000.00    7/1/2011    12.875     2.75      1       2.75
8500012235   201,250.00   200,902.48   Purchase   SIVA            300,000.00    7/1/2011     12.75     2.25      1       2.25
8500012027   112,000.00   111,824.73   Purchase   SIVA            140,000.00    7/1/2011     12.25     3.25      1       3.25
8500012026   192,800.00   192,368.05   Purchase   No Ratio        249,500.00    6/1/2011      12.5     3.25      1       3.25
8500011999   256,000.00   255,579.09   R/T Refi   SIVA            320,000.00    7/1/2011        12     2.25      1       2.25
8500011975   181,600.00   180,969.29   Purchase   SIVA            227,000.00    5/1/2011     11.75     2.75      1       2.75
8500011919   400,000.00   399,292.23   C/O Refi   SIVA            500,000.00    7/1/2011    11.625        4      1          4
8500010786   246,251.00   245,370.70   Purchase   NINA            308,000.00    4/1/2011     12.75     2.25      1       2.25
8500010515   197,600.00   196,697.11   R/T Refi   Full            247,000.00    4/1/2011      11.5    2.875      1      2.875
8500010499   329,600.00   328,450.87   Purchase   SIVA            421,000.00    4/1/2011    12.875     4.25      1       4.25
8500010317   175,200.00   174,525.19   Purchase   No Ratio        219,000.00    4/1/2011    12.375     3.25      1       3.25
8500012593   240,000.00   240,000.00   Purchase   SIVA            315,000.00    6/1/2009     11.25     2.25      1       2.25
8500012546   417,000.00   417,000.00   Purchase   SIVA            550,000.00    7/1/2009    11.375     2.25      1       2.25
8500012506   301,000.00   301,000.00   Purchase   SIVA            430,000.00    7/1/2009     12.75     2.75      1       2.75
8500012382   228,800.00   228,800.00   Purchase   SIVA            288,000.00    7/1/2009    12.125     3.25      1       3.25
8500012264    82,317.00    82,317.00   Purchase   SIVA            115,000.00    7/1/2009    14.875     2.25      1       2.25
8500011940   244,800.00   244,800.00   Purchase   SIVA            306,000.00    7/1/2009    11.375     2.25      1       2.25
8500011906   150,400.00   150,400.00   R/T Refi   SIVA            188,000.00    6/1/2009    10.875     2.25      1       2.25
8500011885   107,500.00   107,500.00   R/T Refi   NINA            135,000.00    7/1/2009    10.875     2.25      1       2.25
8500011872   357,600.00   357,600.00   R/T Refi   Full            447,000.00    6/1/2009    11.875     2.25      1       2.25
8500011796   312,000.00   312,000.00   R/T Refi   SIVA            390,000.00    6/1/2009    10.875     2.25      1       2.25
8500011794   120,000.00   120,000.00   R/T Refi   Full            172,000.00    6/1/2009    11.625     2.25      1       2.25
8500011790   340,000.00   340,000.00   C/O Refi   SIVA            425,000.00    3/1/2009      11.5     2.25      1       2.25
8500011788   286,400.00   286,400.00   C/O Refi   NINA            358,000.00    7/1/2009    12.875     2.25      1       2.25
8500011747   167,900.00   167,900.00   Purchase   SISA            213,000.00    6/1/2009        11     2.25      1       2.25
8500011742   195,000.00   195,000.00   C/O Refi   Full            320,000.00    6/1/2009    10.875     2.25      1       2.25
8500011741   356,000.00   356,000.00   Purchase   No Ratio        445,000.00    7/1/2009     12.75     2.25      1       2.25
8500011735   126,000.00   126,000.00   Purchase   NINA            140,000.00    6/1/2009    10.875     2.25      1       2.25
8500011720   397,475.00   397,475.00   Purchase   SIVA            497,000.00    6/1/2009        11     2.25      1       2.25
8500011704   159,200.00   159,200.00   C/O Refi   No Ratio        199,000.00    6/1/2009      12.5     2.25      1       2.25
8500011702   152,300.00   152,300.00   R/T Refi   SIVA            207,000.00    6/1/2009    10.875     2.25      1       2.25
8500011664   391,200.00   391,200.00   Purchase   SIVA            489,000.00    3/1/2009    11.875     2.25      1       2.25
8500011034   297,500.00   297,500.00   C/O Refi   SIVA            425,000.00    5/1/2009    12.375      4.5      1        4.5
8500011033   224,000.00   224,000.00   Purchase   SIVA            315,000.00    5/1/2009      12.5      4.5      1        4.5
8500011031   195,000.00   195,000.00   C/O Refi   SIVA            260,000.00    5/1/2009      12.5     2.25      1       2.25
8500011027   227,799.00   227,799.00   Purchase   SIVA            326,000.00    5/1/2009      12.5      4.5      1        4.5
8500011025   277,200.00   277,200.00   R/T Refi   SISA            396,000.00    5/1/2009    11.875      4.5      1        4.5
8500011022   340,000.00   340,000.00   Purchase   SIVA            900,000.00    5/1/2009    11.999      4.5      1        4.5
8500011017   296,590.00   296,590.00   Purchase   SIVA            426,000.00    5/1/2009      12.5      4.5      1        4.5
8500011009   260,000.00   260,000.00   C/O Refi   SIVA            325,000.00    5/1/2009     12.75      4.5      1        4.5
8500010434   239,200.00   239,200.00   Purchase   SIVA            305,000.00    4/1/2009        12     2.25      1       2.25
8500010432   100,000.00   100,000.00   C/O Refi   SISA            182,000.00    4/1/2009    11.875     2.25      1       2.25
8500009459   360,000.00   360,000.00   Purchase   SIVA            450,000.00    1/1/2009     14.25     8.25      1        3.5
8500012739   308,000.00   307,413.99   R/T Refi   SIVA            550,000.00    7/1/2009     11.25     2.25      1       2.25
8500012519   101,600.00   101,476.47   Purchase   SIVA            127,000.00    7/1/2009      14.5     2.25      1       2.25
8500012509    86,400.00    86,286.58   C/O Refi   SIVA            108,000.00    7/1/2009    14.125     2.75      1       2.75
8500012504    93,600.00    93,398.47   Purchase   SIVA            118,000.00    5/1/2009    15.125     2.25      1       2.25
8500012494   261,200.00   260,874.17   Purchase   SIVA            335,000.00    7/1/2009    14.375     2.25      1       2.25
8500012376   230,000.00   229,602.83   C/O Refi   SIVA            361,100.00    7/1/2009     12.75     3.25      1       3.25
8500012275   174,640.00   174,379.97   Purchase   SIVA            218,300.00    7/1/2009      12.5     2.25      1       2.25
8500012019   248,000.00   247,528.15   R/T Refi   SIVA            309,000.00    7/1/2009     11.25     2.25      1       2.25
8500011019   268,800.00   267,771.81   Purchase   SIVA            384,000.00    5/1/2009     12.25      4.5      1        4.5
8500010314   250,000.00   248,829.88   C/O Refi   SIVA            327,000.00    4/1/2009    11.375     3.25      1       3.25
8500010308   228,700.00   227,629.58   Purchase   SIVA            290,000.00    4/1/2009    11.375     3.25      1       3.25
8500010988   382,694.00   382,694.00   Purchase   SIVA            485,000.00    5/1/2008     12.99     4.99      1       4.99
8500010327   356,800.00   356,800.00   Purchase   No Ratio        446,000.00    4/1/2008     11.25    2.375      1       3.25
8500010321   417,000.00   417,000.00   Purchase   No Ratio        550,000.00    4/1/2008    11.375     3.25      1       3.25
8500010312   264,000.00   264,000.00   Purchase   No Ratio        330,000.00    4/1/2008      11.5     3.25      1       3.25
8500012515   183,600.00   183,600.00   R/T Refi   SIVA            229,500.00    7/1/2016      13.5     2.25      2       2.25
8500012503   183,600.00   183,600.00   Purchase   Full            230,000.00    7/1/2016     12.25     2.25      1       2.25
8500012262   371,200.00   371,200.00   Purchase   Full            470,000.00    7/1/2016    12.625     2.25      1       2.25
8500012248   315,000.00   315,000.00   C/O Refi   SIVA            450,000.00    7/1/2016     12.75     2.25      1       2.25
8500012115   336,000.00   336,000.00   Purchase   SIVA            420,000.00    7/1/2016      13.5     2.25      2       2.25
8500011961   297,000.00   297,000.00   C/O Refi   SIVA            465,000.00    7/1/2016    12.375     2.25      1       2.25
8500011960   417,000.00   417,000.00   Purchase   SIVA            525,000.00    7/1/2016      12.8     2.25      1       2.25
8500011939   389,500.00   389,500.00   Purchase   SIVA            509,000.00    7/1/2016    11.625     2.25      1       2.25
8500011443   392,000.00   392,000.00   Purchase   SIVA            560,000.00    6/1/2016    13.375     2.25      1       2.25
8500011280   265,000.00   265,000.00   C/O Refi   No Ratio        505,000.00    5/1/2016     11.75     2.25      1       2.25
8500011278   393,000.00   393,000.00   C/O Refi   Full            505,000.00    6/1/2016    11.625     2.25      1       2.25
8500011269   102,400.00   102,400.00   Purchase   Full            128,000.00    5/1/2016    12.125     2.25      1       2.25
8500011268   102,400.00   102,400.00   Purchase   Full            128,000.00    5/1/2016    12.125     2.25      1       2.25
8500010525   404,000.00   404,000.00   Purchase   SIVA            505,000.00    4/1/2016      12.5     2.25      2       2.25
8500012492   270,000.00   269,510.51   R/T Refi   No Ratio        685,000.00    7/1/2016      12.5     2.25      1       2.25
8500012271   275,000.00   274,501.45   C/O Refi   SIVA            448,000.00    7/1/2016      12.5     2.25      1       2.25
8500012268   192,000.00   191,643.39   Purchase   Full            249,000.00    7/1/2016    12.375     2.25      1       2.25
8500012240   195,000.00   194,671.41   Purchase   SIVA            510,000.00    7/1/2016    12.875     2.25      1       2.25
1330000077   202,000.00   202,000.00   Purchase   Full            252,500.00    7/1/2011    11.375     2.25      1       2.25
1330000075   292,000.00   292,000.00   Purchase   SIVA            385,000.00    6/1/2011     11.25     2.25      1       2.25
1328000230   197,550.00   197,550.00   Purchase   Full            198,000.00    8/1/2011    12.625     2.25      1       2.25
1327000325   148,000.00   148,000.00   R/T Refi   SIVA            185,000.00    9/1/2011    11.125     2.25      1       2.25
1326001084   110,500.00   110,500.00   R/T Refi   Full            144,000.00    7/1/2011        11     2.25      1       2.25
1326001021   237,800.00   237,800.00   Purchase   SIVA            300,000.00    6/1/2011    11.125     2.25      1       2.25
1326001000   151,060.00   151,060.00   Purchase   Full            191,000.00    6/1/2011    11.375     2.25      1       2.25
1326000798   174,900.00   174,900.00   Purchase   Full            219,000.00    6/1/2011     11.25     2.25      1       2.25
1323001857   156,000.00   156,000.00   Purchase   Full            156,000.00    9/1/2011    12.625     2.25      1       2.25
1323001644   180,000.00   180,000.00   Purchase   Full            235,000.00    7/1/2011    11.125     2.25      1       2.25
1323001510   131,227.00   131,227.00   Purchase   Full            171,000.00    7/1/2011      11.5     2.25      1       2.25
1323001412   176,000.00   176,000.00   Purchase   Full            176,000.00    6/1/2011    11.375     2.25      1       2.25
1316001824   323,050.00   323,050.00   Purchase   Full            405,000.00    9/1/2011    11.125     2.25      1       2.25
1315003243   307,900.00   307,900.00   Purchase   Full            386,000.00    6/1/2011      11.5     2.25      1       2.25
1312004499   231,200.00   231,200.00   Purchase   SIVA            289,000.00    9/1/2011    11.375     2.25      1       2.25
1312004470   192,000.00   192,000.00   Purchase   Full            241,000.00    8/1/2011     11.25     2.25      1       2.25
1312004404    95,920.00    95,920.00   Purchase   Full            121,000.00    6/1/2011    11.625     2.25      1       2.25
1312004389   248,000.00   248,000.00   C/O Refi   Full            310,000.00    6/1/2011     11.75     2.25      1       2.25
1311005136   129,600.00   129,600.00   R/T Refi   SIVA            162,000.00    9/1/2011    11.375     2.25      1       2.25
1309008669   152,000.00   152,000.00   Purchase   Full            190,000.00    6/1/2011    11.125     2.25      1       2.25
1309008596   145,706.00   145,706.00   Purchase   Full            183,000.00    6/1/2011    11.875     2.25      1       2.25
1308004752   221,400.00   221,400.00   Purchase   Full            277,000.00    9/1/2011    11.125     2.25      1       2.25
1304007697   191,200.00   191,200.00   Purchase   Full            239,000.00    8/1/2011      11.5     2.25      1       2.25
1105114324   236,000.00   235,520.81   C/O Refi   SISA            430,000.00    6/1/2009     13.99     7.99      1        6.5
8600013904   482,000.00   481,792.39   C/O Refi   SISA            655,000.00    8/1/2008    16.125   10.125      1          8
1105114580   139,650.00   139,492.84   Purchase   SISA            147,000.00    7/1/2008    14.875    8.875      1       5.75
1105114532   126,000.00   125,896.68   Purchase   SISA            151,000.00    7/1/2008    16.375   10.375      1          8
1105114424   315,000.00   314,592.76   C/O Refi   SISA            350,000.00    7/1/2008      14.2      8.2      1        5.5
1105113816   335,750.00   334,974.65   C/O Refi   SISA            395,000.00    4/1/2008    15.875    9.875      1      7.875
8500011138   109,170.00   108,872.32   Purchase   SIVA            140,000.00    6/1/2011      11.5     2.25      1       2.25
8500010795   201,220.00   200,300.57   Purchase   Full            260,000.00    4/1/2011      11.5     2.25      1       2.25
1707101291   368,000.00   367,659.16   C/O Refi   SIVA            460,000.00    8/1/2011    11.375     2.25      1        2.5
1707100739   213,000.00   212,604.39   C/O Refi   SIVA            270,000.00    7/1/2011    11.375     2.25      1       2.25
1701123385   200,000.00   199,823.54   C/O Refi   SISA            613,000.00    8/1/2011    11.625     2.25      1       2.25
1701123038   390,600.00   390,279.20   R/T Refi   SISA            558,000.00    8/1/2011     11.99     2.25      1       2.25
1701122715   372,000.00   371,373.16   Purchase   SISA            465,000.00    7/1/2011    11.875     2.25      1       2.25
1701122034   325,000.00   323,952.77   C/O Refi   SIVA            480,000.00    6/1/2011    10.625     2.25      1       2.25
1701121975   186,800.00   186,391.82   Purchase   SIVA            245,000.00    6/1/2011    12.625     2.25      1       2.25
1323001595   175,474.00   175,148.09   Purchase   SIVA            226,000.00    7/1/2011    11.375     2.25      1       2.25
1322000406   148,800.00   148,800.00   Purchase   SISA            194,000.00    9/1/2011    11.375     2.25      1       2.25
1311004806    64,000.00    63,841.70   Purchase   Full            110,000.00    6/1/2011        12     2.25      1       2.25
1310012643   110,400.00   110,304.95   R/T Refi   SIVA            138,000.00    8/1/2011     11.75     2.25      1       2.25
1120100317    72,500.00    72,500.00   Purchase   SISA             98,000.00    9/1/2011    12.875     2.25      1       2.25
1120100307   102,600.00   102,600.00   Purchase   SIVA            108,000.00    9/1/2011        13     2.25      1       2.25
1120100276   220,000.00   219,819.67   C/O Refi   SIVA            275,000.00    8/1/2011        12     2.25      1       2.25
1120100242   319,200.00   318,759.22   Purchase   SIVA            425,000.00    7/1/2011    12.875     2.25      1       2.25
1115103387   204,661.00   204,323.84   Purchase   SIVA            256,000.00    7/1/2011     11.99     2.25      1       2.25
1115103378    92,500.00    92,378.57   Purchase   SISA            121,000.00    7/1/2011    13.125     2.25      1       2.25
1115103278   114,400.00   114,237.99   Purchase   SIVA            143,500.00    7/1/2011     12.75     2.25      1       2.25
1115103256    59,000.00    58,920.56   Purchase   Full             84,000.00    7/1/2011        13     2.25      1       2.25
1115103254   102,200.00   101,914.52   Purchase   SIVA            128,000.00    6/1/2011    11.375     2.25      1       2.25
1115103178   140,800.00   140,451.74   Purchase   SIVA            176,000.00    6/1/2011        12     2.25      1       2.25
1115103125   115,600.00   115,377.33   Purchase   SIVA            163,000.00    6/1/2011     13.25     2.25      1       2.25
1105115833   104,500.00   104,500.00   Purchase   SIVA            110,000.00    9/1/2011    13.125     2.25      1       2.25
1105115769    58,900.00    58,900.00   Purchase   SIVA             65,000.00    9/1/2011    13.125     2.25      1       2.25
1105115662   194,000.00   194,000.00   Purchase   SISA            243,000.00    9/1/2011    11.625     2.25      1       2.25
1105115182   139,200.00   139,083.06   Purchase   SIVA            179,000.00    8/1/2011    11.875     2.25      1       2.25
1105115162   275,000.00   274,739.07   C/O Refi   No Ratio        375,000.00    8/1/2011     11.25     2.25      1       2.25
1105115104   208,000.00   207,845.63   Purchase   SIVA            260,000.00    8/1/2011      12.5     2.25      1       2.25
1105115007   260,800.00   260,591.44   Purchase   SISA            326,000.00    8/1/2011    12.125     2.25      1       2.25
1105114877   196,000.00   195,818.46   Purchase   SIVA            255,000.00    8/1/2011    11.375     2.25      1       2.25
1105114700    58,000.00    57,917.86   Purchase   SIVA             90,000.00    7/1/2011     12.75     2.25      1      2.375
1105114666   351,200.00   350,715.03   Purchase   SISA            439,000.00    7/1/2011    12.875     2.25      1       2.25
1105114517   480,000.00   479,248.85   Purchase   SIVA            600,000.00    7/1/2011     12.25     2.25      1       2.25
1105114435   320,000.00   319,084.36   C/O Refi   SISA            613,000.00    6/1/2011     11.25     2.25      1       2.25
1105114390   252,000.00   251,677.51   Purchase   SIVA            335,000.00    7/1/2011     13.25     2.25      1       2.25
1105114159   224,000.00   223,459.41   Purchase   SIVA            280,000.00    6/1/2011    12.125     2.25      1       2.25
1105114101   324,000.00   323,375.92   C/O Refi   SIVA            405,000.00    6/1/2011     13.25     2.25      1       2.25
8500010667    74,895.00    74,576.77   Purchase   Full            100,000.00    4/1/2008    12.875    2.375      1      2.375
1330000144   147,500.00   147,500.00   R/T Refi   SIVA            165,000.00    9/1/2011    12.125     2.25      1       2.25
1310012853   176,000.00   176,000.00   C/O Refi   Full            220,000.00    9/1/2011     11.75     2.25      1       2.25
1112000704   368,000.00   367,659.16   Purchase   SIVA            475,000.00    8/1/2011    11.375     2.25      1       2.25
1703103236   204,000.00   204,000.00   C/O Refi   SISA            240,000.00    3/1/2008      13.5      7.5      1       6.25
8600013497   260,000.00   260,000.00   C/O Refi   SISA            507,000.00    6/1/2013    11.375     2.25      1       2.25
8600014534   264,000.00   264,000.00   Purchase   SIVA            345,000.00    9/1/2011    12.375     2.25      1       2.25
8600014189   417,000.00   417,000.00   C/O Refi   No Ratio        560,000.00    8/1/2011    12.625     2.25      1       2.25
8600014184   320,000.00   320,000.00   Purchase   SISA            400,000.00    8/1/2011     10.75     2.25      1       2.25
8600014167   348,000.00   348,000.00   R/T Refi   SIVA            435,000.00    8/1/2011      11.5     2.25      1       2.25
8600014125   255,100.00   255,100.00   Purchase   Full            325,000.00    8/1/2011     11.25     2.25      1       2.25
8600014080   269,950.00   269,950.00   Purchase   SIVA            367,000.00    8/1/2011    11.875     2.25      1       2.25
8600013969   144,000.00   144,000.00   R/T Refi   SIVA            182,000.00    8/1/2011    13.125     2.25      1       2.25
8600013860   398,500.00   398,500.00   R/T Refi   SIVA            502,000.00    7/1/2011    12.625     2.25      2       2.25
8600013854   268,000.00   268,000.00   Purchase   No Ratio        335,000.00    7/1/2011     12.75     2.25      1       2.25
8600013837   240,000.00   240,000.00   Purchase   SIVA            342,500.00    8/1/2011     11.25     2.25      1       2.25
8600013819   259,080.00   259,080.00   Purchase   SIVA            340,000.00    7/1/2011    12.375     2.25      1       2.25
8600013816   365,000.00   365,000.00   C/O Refi   SIVA            600,000.00    7/1/2011      11.5     2.25      1       2.25
8600013814   225,000.00   225,000.00   C/O Refi   NINA            615,000.00    8/1/2011    11.875     2.25      1       2.25
8600013787   218,000.00   218,000.00   Purchase   SIVA            272,500.00    7/1/2011    11.875     2.25      1       2.25
8600013786   252,000.00   252,000.00   Purchase   SISA            315,000.00    7/1/2011     11.75     2.25      1       2.25
8600013784   262,500.00   262,500.00   C/O Refi   SIVA            350,000.00    7/1/2011     11.75     2.25      1       2.25
8600013770   408,000.00   408,000.00   Purchase   SIVA            521,000.00    7/1/2011     12.25     2.25      1       2.25
8600013763   388,000.00   388,000.00   C/O Refi   SIVA            485,000.00    7/1/2011    11.875     2.25      1       2.25
8600013686   248,000.00   248,000.00   Purchase   SIVA            319,000.00    7/1/2011        12     2.25      1       2.25
8600013680   220,000.00   220,000.00   Purchase   SIVA            275,000.00    8/1/2011      11.5     2.25      1       2.25
8600013657   352,000.00   352,000.00   Purchase   SISA            440,000.00    8/1/2011      11.5     2.25      1       2.25
8600013647   288,800.00   288,800.00   Purchase   SIVA            361,000.00    7/1/2011    12.875     3.75      1       3.75
8600013646   382,000.00   382,000.00   Purchase   SIVA            480,000.00    7/1/2011     10.75     2.25      1       2.25
8600013630   364,026.00   364,026.00   Purchase   No Ratio        456,000.00    7/1/2011    12.125     3.25      1       3.25
8600013617   110,000.00   110,000.00   C/O Refi   SISA            240,000.00    7/1/2011    11.375     2.25      1       2.25
8600013615   300,000.00   300,000.00   Purchase   SISA            379,000.00    7/1/2011     12.75     2.25      1       2.25
8600013593   239,960.00   239,960.00   Purchase   SIVA            310,000.00    7/1/2011     11.75     2.25      1       2.25
8600013574   276,000.00   276,000.00   Purchase   SISA            345,000.00    6/1/2011    12.375     2.25      1       2.25
8600013572   241,600.00   241,600.00   Purchase   SIVA            302,000.00    6/1/2011      12.5     2.25      1       2.25
8600013560   340,000.00   340,000.00   Purchase   SIVA            426,000.00    7/1/2011      11.5     2.25      1       2.25
8600013498   280,000.00   280,000.00   Purchase   SIVA            350,000.00    6/1/2011     11.75     2.25      1       2.25
8600013472   148,000.00   148,000.00   Purchase   SIVA            230,000.00    6/1/2011        13     2.25      1       2.25
8600013456   308,000.00   308,000.00   Purchase   SISA            385,000.00    6/1/2011    12.625    2.625      1       2.25
8600013452   445,250.00   445,250.00   C/O Refi   SIVA            685,000.00    7/1/2011    12.125     3.75      1       3.75
8600013451   300,000.00   300,000.00   C/O Refi   SISA            556,000.00    6/1/2011     12.25     3.75      1       3.75
8600013401   452,000.00   452,000.00   C/O Refi   SISA            565,000.00    6/1/2011    11.875     2.25      1       2.25
8600013353   232,000.00   232,000.00   Purchase   SISA            290,000.00    5/1/2011    11.875     2.25      1        2.5
8600013331   288,000.00   288,000.00   Purchase   SISA            360,000.00    5/1/2011        13        3      1       2.25
8600013302   178,500.00   178,500.00   C/O Refi   SIVA            238,000.00    5/1/2011    12.625     3.75      1       3.75
8600013298   174,900.00   174,900.00   C/O Refi   No Ratio        318,000.00    6/1/2011     12.25     2.25      1       2.25
8600013291   173,968.00   173,968.00   Purchase   SIVA            224,000.00    8/1/2011    11.875     2.25      1       2.25
8600013224    48,000.00    48,000.00   Purchase   Full             74,000.00    6/1/2011    13.625    3.625      1       3.25
8600013183   196,000.00   196,000.00   Purchase   SISA            248,000.00    5/1/2011      12.5     2.25      1       2.25
8600013181   181,500.00   181,500.00   Purchase   No Ratio        242,000.00    5/1/2011        12     2.25      1       2.25
8600013149   323,200.00   323,200.00   Purchase   SISA            410,000.00    5/1/2011     11.75     2.25      1       2.25
8600013041   305,872.00   305,872.00   Purchase   SIVA            382,500.00    4/1/2011    12.875     2.25      1       2.25
8500011180   323,414.00   323,414.00   Purchase   SIVA            378,500.00    5/1/2011    13.375     2.25      1       2.25
8500011179   305,998.00   305,998.00   Purchase   SIVA            323,000.00    5/1/2011    13.125     2.25      1       2.25
8500011168   252,507.00   252,507.00   Purchase   SISA            334,000.00    5/1/2011    11.875     2.25      1       2.25
8500011152   175,674.00   175,674.00   Purchase   SIVA            195,500.00    5/1/2011        12     2.25      1       2.25
8500011151   167,576.00   167,576.00   Purchase   SIVA            186,500.00    5/1/2011        12     2.25      1       2.25
8500011149    95,192.00    95,192.00   Purchase   Full            128,500.00    5/1/2011        13     2.25      1       2.25
8500011144   156,107.00   156,107.00   Purchase   SIVA            196,000.00    5/1/2011    11.875     2.25      1       2.25
8500011142   158,842.00   158,842.00   Purchase   SIVA            201,000.00    5/1/2011     11.75     2.25      1       2.25
8500011135   263,896.00   263,896.00   Purchase   SIVA            331,000.00    5/1/2011     12.25     2.25      1       2.25
8500011132   186,392.00   186,392.00   Purchase   SISA            246,000.00    5/1/2011    12.375     2.25      1       2.25
8500011126   375,756.00   375,756.00   Purchase   SIVA            477,000.00    5/1/2011    12.625     2.25      1       2.25
8500011119   161,304.00   161,304.00   Purchase   Full            220,000.00    5/1/2011    11.375     2.25      1       2.25
8500011115   289,170.00   289,170.00   Purchase   No Ratio        378,000.00    5/1/2011     11.75     2.25      1       2.25
8500011114   197,592.00   197,592.00   Purchase   SIVA            260,000.00    5/1/2011    12.625    2.875      1      2.875
8500011109   371,056.00   371,056.00   Purchase   SIVA            565,000.00    5/1/2011    11.875     2.25      1       2.25
8500011100   313,435.00   313,435.00   Purchase   No Ratio        392,000.00    5/1/2011        11     2.25      1       2.25
8500011097   288,000.00   288,000.00   Purchase   SIVA            368,000.00    5/1/2011     11.75     2.25      1       2.25
8500011093   177,672.00   177,672.00   Purchase   Full            242,000.00    5/1/2011    11.375     2.25      1       2.25
8500011084   168,169.00   168,169.00   Purchase   Full            216,500.00    5/1/2011     11.75     2.25      1       2.25
8500011058   120,700.00   120,700.00   Purchase   No Ratio        152,000.00    5/1/2011     12.75     2.25      1       2.25
8500011053   151,744.00   151,744.00   Purchase   No Ratio        170,000.00    5/1/2011    11.875     2.25      1       2.25
8500011051   253,039.00   253,039.00   Purchase   SISA            317,000.00    5/1/2011     12.25     2.25      1       2.25
8500011045   199,192.00   199,192.00   Purchase   No Ratio        255,000.00    5/1/2011     11.75     2.25      1       2.25
8500011043   226,000.00   226,000.00   Purchase   Full            283,000.00    5/1/2011    11.375     2.25      1       2.25
8500011042   250,160.00   250,160.00   Purchase   No Ratio        325,000.00    5/1/2011    13.125     2.25      1       2.25
8500011037   199,900.00   199,900.00   Purchase   SIVA            250,000.00    5/1/2011    12.375     2.25      1       2.25
8500010809   346,232.00   346,232.00   Purchase   SISA            433,000.00    4/1/2011     11.75     2.25      1       2.25
8500010804   155,424.00   155,424.00   Purchase   NINA            240,000.00    4/1/2011     12.25     2.25      1       2.25
8500010803   406,666.00   406,666.00   Purchase   SIVA            513,500.00    4/1/2011    11.375     2.25      1       2.25
8500010759   291,773.00   291,773.00   Purchase   No Ratio        365,000.00    4/1/2011    11.625     2.25      1       2.25
8500010747   243,048.00   243,048.00   Purchase   SISA            325,000.00    4/1/2011    11.875     2.25      1       2.25
8500010745   237,592.00   237,592.00   Purchase   SIVA            315,000.00    4/1/2011    11.875     2.25      1       2.25
8500010726   130,390.00   130,390.00   Purchase   SIVA            163,000.00    4/1/2011    11.125     2.25      1       2.25
8500010707   151,112.00   151,112.00   Purchase   No Ratio        191,000.00    4/1/2011      11.5     2.25      1       2.25
8500010693   406,160.00   406,160.00   Purchase   No Ratio        538,000.00    4/1/2011    11.875     2.25      1       2.25
8500010684   345,200.00   345,200.00   Purchase   SIVA            470,000.00    4/1/2011        11     2.25      1       2.25
8500010682   300,391.00   300,391.00   Purchase   Full            376,000.00    4/1/2011     11.75     2.25      1       2.25
8500010670   195,192.00   195,192.00   Purchase   SISA            259,000.00    4/1/2011    12.125     2.25      1       2.25
8500010646   163,316.00   163,316.00   Purchase   Full            213,000.00    4/1/2011     11.75     2.25      1       2.25
8500010645   155,311.00   155,311.00   Purchase   Full            201,000.00    4/1/2011     11.75     2.25      1       2.25
1901026661   178,500.00   178,500.00   C/O Refi   Full            255,000.00    9/1/2011      11.5     2.25      1       2.25
1901026554   240,000.00   240,000.00   C/O Refi   No Ratio        345,000.00    9/1/2011     11.25     2.25      1       2.25
1901025500   244,000.00   244,000.00   R/T Refi   SISA            440,000.00    6/1/2011    11.875     2.25      1       2.25
1707101886   364,000.00   364,000.00   R/T Refi   SIVA            455,000.00    9/1/2011      11.5     2.25      1       2.25
1707101497   384,000.00   384,000.00   Purchase   SIVA            508,000.00    9/1/2011     10.99     2.25      1       2.25
1707101467   417,000.00   417,000.00   Purchase   SIVA            530,000.00    9/1/2011    11.375     2.25      1       2.25
1707101439   245,600.00   245,600.00   Purchase   SIVA            307,000.00    9/1/2011     11.75     2.25      1       2.25
1707101393   389,400.00   389,400.00   Purchase   SISA            487,000.00    9/1/2011     11.75     2.25      1       2.25
1707101364   344,000.00   344,000.00   Purchase   SIVA            430,000.00    9/1/2011      11.5     2.25      1       2.25
1707101293   372,000.00   372,000.00   Purchase   SIVA            465,000.00    8/1/2011    12.375     2.25      1       2.25
1707101286   280,000.00   280,000.00   Purchase   SIVA            350,000.00    8/1/2011    12.375     2.25      1       2.25
1707101282   376,000.00   376,000.00   Purchase   No Ratio        470,000.00    8/1/2011    11.875     2.25      1       2.25
1707101271   332,000.00   332,000.00   Purchase   SIVA            450,000.00    8/1/2011    11.375     2.25      1       2.25
1707101265   417,000.00   417,000.00   Purchase   SISA            535,000.00    8/1/2011    11.875     2.25      1       2.25
1707101236   348,000.00   348,000.00   Purchase   No Ratio        435,000.00    8/1/2011    11.875     2.25      1       2.25
1707101206   338,000.00   338,000.00   C/O Refi   SIVA            470,000.00    8/1/2011        12     2.25      1       2.25
1707101194   181,600.00   181,600.00   Purchase   SIVA            227,000.00    8/1/2011     11.75     2.25      1       2.25
1707101190   356,000.00   356,000.00   Purchase   SIVA            450,000.00    9/1/2011    11.375     2.25      1       2.25
1707101188   396,000.00   396,000.00   Purchase   SIVA            495,000.00    8/1/2011     11.75     2.25      1       2.25
1707101185   152,000.00   152,000.00   C/O Refi   SISA            260,000.00    8/1/2011      11.5     2.25      1       2.25
1707101153   194,000.00   194,000.00   C/O Refi   SIVA            242,500.00    8/1/2011     11.99     2.25      1       2.25
1707101121   328,000.00   328,000.00   Purchase   SIVA            410,000.00    8/1/2011    12.625     2.25      1       2.25
1707101080   232,000.00   232,000.00   Purchase   SIVA            290,000.00    7/1/2011     12.25     2.25      1       2.25
1707101053   204,000.00   204,000.00   Purchase   SISA            255,000.00    8/1/2011    11.625     2.25      1       2.25
1707101029   188,000.00   188,000.00   Purchase   SIVA            260,000.00    7/1/2011     12.25     2.25      1       2.25
1707101019   284,000.00   284,000.00   Purchase   SIVA            355,000.00    8/1/2011    12.625     2.25      1       2.25
1707100996   152,000.00   152,000.00   Purchase   SISA            191,000.00    8/1/2011    11.625     2.25      1       2.25
1707100989   292,000.00   292,000.00   Purchase   SIVA            365,000.00    7/1/2011    10.625     2.25      1       2.25
1707100973   408,000.00   408,000.00   Purchase   Full            510,000.00    7/1/2011        12     2.25      1       2.25
1707100962   316,000.00   316,000.00   C/O Refi   SIVA            395,000.00    7/1/2011     11.75     2.25      1       2.25
1707100881   344,000.00   344,000.00   Purchase   SISA            430,000.00    7/1/2011    13.125     2.25      1       2.25
1707100878   360,000.00   360,000.00   Purchase   SIVA            475,000.00    8/1/2011     12.25     2.25      1       2.25
1707100865   360,000.00   360,000.00   Purchase   SIVA            480,000.00    7/1/2011    11.875     2.25      1       2.25
1707100857   256,700.00   256,700.00   Purchase   SIVA            327,000.00    7/1/2011        12     2.25      1       2.25
1707100855   293,600.00   293,600.00   Purchase   SISA            380,000.00    7/1/2011     12.25     2.25      1       2.25
1707100838   348,000.00   348,000.00   Purchase   SIVA            444,000.00    7/1/2011        12     2.25      1       2.25
1707100783   332,000.00   332,000.00   Purchase   SIVA            415,000.00    7/1/2011    12.375     2.25      1       2.25
1707100781   290,400.00   290,400.00   Purchase   SIVA            372,000.00    7/1/2011    12.375     2.25      1       2.25
1707100752   328,000.00   328,000.00   Purchase   SIVA            410,000.00    6/1/2011     11.75     2.25      1       2.25
1707100738   326,200.00   326,200.00   Purchase   SISA            408,000.00    6/1/2011    12.875     2.25      1       2.25
1707100685   241,450.00   241,450.00   Purchase   SIVA            302,000.00    6/1/2011     12.75     2.25      1       2.25
1707100660   395,200.00   395,200.00   Purchase   SIVA            495,000.00    7/1/2011      11.5     2.25      1       2.25
1707100650   390,800.00   390,800.00   Purchase   Full            490,000.00    6/1/2011    11.375     2.25      1       2.25
1707100644   252,000.00   252,000.00   Purchase   SISA            316,000.00    6/1/2011    12.875     2.25      1       2.25
1707100640   483,200.00   483,200.00   Purchase   SIVA            605,000.00    6/1/2011     11.25     2.25      1       2.25
1707100627   344,000.00   344,000.00   Purchase   SISA            430,000.00    6/1/2011    11.875     2.25      1       2.25
1707100616   272,000.00   272,000.00   Purchase   SIVA            340,000.00    6/1/2011    11.875     2.25      1       2.25
1707100589   406,400.00   406,400.00   Purchase   SIVA            508,000.00    6/1/2011      11.5     2.25      1       2.25
1707100565   365,600.00   365,600.00   Purchase   SIVA            460,000.00    6/1/2011    11.375     2.25      1       2.25
1707100478   336,000.00   336,000.00   Purchase   SIVA            420,000.00    6/1/2011      11.5     2.25      1       2.25
1707100458   430,000.00   430,000.00   C/O Refi   SIVA            600,000.00    6/1/2011    11.875     2.25      1       2.25
1707100435   260,700.00   260,700.00   Purchase   SIVA            326,000.00    6/1/2011     11.99     2.25      1       2.25
1706102288   352,000.00   352,000.00   Purchase   SISA            485,000.00    8/1/2011    11.625     2.25      1       2.25
1706102285   357,600.00   357,600.00   Purchase   SIVA            447,000.00    8/1/2011        13     2.25      1       2.25
1706102279   332,250.00   332,250.00   Purchase   SIVA            445,000.00    8/1/2011      12.5     2.25      1       2.25
1706102262   357,500.00   357,500.00   C/O Refi   NINA            550,000.00    8/1/2011    11.625     2.25      1       2.25
1706102224   264,000.00   264,000.00   Purchase   SIVA            336,000.00    7/1/2011    11.875     2.25      1       2.25
1706102220   308,000.00   308,000.00   Purchase   SIVA            385,000.00    8/1/2011     12.25     2.25      1       2.25
1706102214   256,000.00   256,000.00   Purchase   SIVA            320,000.00    8/1/2011        12     2.25      1       2.25
1706102181   115,200.00   115,200.00   Purchase   SIVA            145,000.00    7/1/2011        11     2.25      1       2.25
1706102157   376,000.00   376,000.00   Purchase   SIVA            470,000.00    7/1/2011     10.99     2.25      1       2.25
1706102155   268,000.00   268,000.00   R/T Refi   SIVA            335,000.00    7/1/2011      11.5     2.25      1       2.25
1706102141   212,000.00   212,000.00   Purchase   SIVA            265,000.00    7/1/2011    11.625     2.25      1       2.25
1706102110   308,000.00   308,000.00   Purchase   SIVA            385,000.00    7/1/2011    12.375     2.25      1       2.25
1706102094   366,400.00   366,400.00   Purchase   SIVA            460,000.00    7/1/2011    12.125     2.25      1       2.25
1706102083   320,000.00   320,000.00   Purchase   SIVA            425,000.00    7/1/2011     11.99     2.25      1       2.25
1706102058   384,000.00   384,000.00   Purchase   SIVA            480,000.00    7/1/2011    11.875     2.25      1       2.25
1706102049   361,000.00   361,000.00   C/O Refi   SIVA            455,000.00    7/1/2011    12.625     2.25      1       2.25
1706102044   340,000.00   340,000.00   Purchase   SIVA            425,000.00    7/1/2011      12.5     2.25      1       2.25
1706102016   285,600.00   285,600.00   C/O Refi   SIVA            357,000.00    7/1/2011      12.5     2.25      1       2.25
1706102015   195,000.00   195,000.00   C/O Refi   SIVA            263,000.00    6/1/2011     13.25     2.25      1       2.25
1706102007   176,800.00   176,800.00   Purchase   SIVA            223,000.00    7/1/2011    12.125     2.25      1       2.25
1706101999   368,000.00   368,000.00   Purchase   SIVA            468,000.00    6/1/2011      12.5     2.25      1       2.25
1706101997   277,200.00   277,200.00   Purchase   SIVA            346,500.00    6/1/2011      12.5     2.25      1       2.25
1706101981   172,000.00   172,000.00   Purchase   Full            215,000.00    6/1/2011    11.375     2.25      1       2.25
1706101935   166,400.00   166,400.00   Purchase   SISA            208,000.00    6/1/2011     12.99     2.25      1       2.25
1706101933   154,400.00   154,400.00   Purchase   SIVA            215,000.00    6/1/2011     12.25     2.25      1       2.25
1706101919   311,200.00   311,200.00   Purchase   SIVA            389,000.00    6/1/2011    12.875     2.25      1       2.25
1705000790   116,000.00   116,000.00   Purchase   SIVA            145,000.00    7/1/2011    11.875     2.25      1       2.25
1703103649   197,600.00   197,600.00   C/O Refi   SIVA            247,000.00    6/1/2011      12.5     2.25      1       2.25
1701123892   376,000.00   376,000.00   C/O Refi   SIVA            480,000.00    9/1/2011      11.5     2.25      1       2.25
1701123865   229,600.00   229,600.00   Purchase   SIVA            295,000.00    9/1/2011        12     2.25      1       2.25
1701123851   209,600.00   209,600.00   Purchase   SIVA            262,000.00    9/1/2011      11.5     2.25      1       2.25
1701123791   369,150.00   369,150.00   C/O Refi   SISA            535,000.00    9/1/2011    11.625     2.25      1       2.25
1701123734   216,000.00   216,000.00   C/O Refi   SISA            480,000.00    8/1/2011    11.125     2.25      1       2.25
1701123727   266,000.00   266,000.00   Purchase   SIVA            345,000.00    9/1/2011    11.875     2.25      1       2.25
1701123713   293,200.00   293,200.00   Purchase   SIVA            366,500.00    9/1/2011      11.5     2.25      1       2.25
1701123548   380,000.00   380,000.00   Purchase   SIVA            475,000.00    8/1/2011      12.5     2.25      1       2.25
1701123531   141,600.00   141,600.00   Purchase   SIVA            177,000.00    8/1/2011    11.625     2.25      1       2.25
1701123491   303,750.00   303,750.00   C/O Refi   SIVA            405,000.00    8/1/2011     11.25     2.25      1       2.25
1701123489   336,800.00   336,800.00   Purchase   SIVA            435,000.00    8/1/2011    11.875     2.25      1       2.25
1701123433   206,000.00   206,000.00   Purchase   Full            258,000.00    8/1/2011    11.625     2.25      1       2.25
1701123429   348,000.00   348,000.00   Purchase   SIVA            435,000.00    8/1/2011    11.375     2.25      1       2.25
1701123374   228,000.00   228,000.00   Purchase   SIVA            295,000.00    9/1/2011    11.625     2.25      1       2.25
1701123328   205,500.00   205,500.00   Purchase   SIVA            257,000.00    8/1/2011    11.875     2.25      1       2.25
1701123316   200,000.00   200,000.00   C/O Refi   SISA            419,000.00    8/1/2011    11.625     2.25      1       2.25
1701123300   343,600.00   343,600.00   Purchase   SIVA            430,000.00    8/1/2011    11.625     2.25      1       2.25
1701123265   268,000.00   268,000.00   Purchase   SIVA            335,000.00    8/1/2011      11.5     2.25      1       2.25
1701123258   371,950.00   371,950.00   Purchase   SIVA            465,000.00    8/1/2011     12.25     2.25      1       2.25
1701123251   382,500.00   382,500.00   Purchase   SIVA            558,000.00    8/1/2011     11.75     2.25      1       2.25
1701123233   384,000.00   384,000.00   Purchase   SIVA            485,000.00    8/1/2011        11     2.25      1       2.25
1701123222   296,000.00   296,000.00   Purchase   SISA            400,000.00    9/1/2011        13     2.25      1       2.25
1701123212   183,200.00   183,200.00   Purchase   SIVA            229,000.00    8/1/2011    12.625     2.25      1       2.25
1701123209   364,000.00   364,000.00   Purchase   SIVA            455,000.00    8/1/2011    11.875     2.25      1       2.25
1701123177   388,800.00   388,800.00   Purchase   SIVA            535,000.00    8/1/2011    11.875     2.25      1       2.25
1701123174   380,000.00   380,000.00   Purchase   SIVA            475,000.00    8/1/2011    11.625     2.25      1       2.25
1701123157   279,900.00   279,900.00   Purchase   SIVA            353,000.00    8/1/2011    11.375     2.25      1       2.25
1701123146   328,000.00   328,000.00   Purchase   SISA            410,000.00    8/1/2011     11.75     2.25      1       2.25
1701123144   404,000.00   404,000.00   C/O Refi   SIVA            505,000.00    8/1/2011        13     2.25      1       2.25
1701123140   288,000.00   288,000.00   Purchase   SIVA            360,000.00    8/1/2011    11.875     2.25      1       2.25
1701123133   217,000.00   217,000.00   C/O Refi   SISA            470,000.00    8/1/2011    11.625     2.25      1       2.25
1701123124   256,000.00   256,000.00   Purchase   SIVA            320,000.00    7/1/2011      12.5     2.25      1       2.25
1701123119   368,000.00   368,000.00   R/T Refi   SIVA            460,000.00    8/1/2011     11.25     2.25      1       2.25
1701123108   161,500.00   161,500.00   Purchase   SIVA            205,000.00    8/1/2011    11.625     2.25      1       2.25
1701123062   310,000.00   310,000.00   Purchase   NINA            435,000.00    8/1/2011    11.625     2.25      1       2.25
1701123046   312,800.00   312,800.00   Purchase   SISA            395,000.00    8/1/2011     11.99     2.25      1       2.25
1701123041   256,000.00   256,000.00   C/O Refi   SIVA            320,000.00    8/1/2011    11.375     2.25      1       2.25
1701123030   244,000.00   244,000.00   Purchase   SIVA            307,000.00    8/1/2011      11.5     2.25      1       2.25
1701122988   384,000.00   384,000.00   Purchase   SIVA            480,000.00    7/1/2011     12.25     2.25      1       2.25
1701122949   100,400.00   100,400.00   Purchase   Full            140,000.00    8/1/2011     12.25     2.25      1       2.25
1701122930   400,000.00   400,000.00   C/O Refi   SIVA            500,000.00    7/1/2011    12.125     2.25      1       2.25
1701122883   359,200.00   359,200.00   Purchase   SIVA            455,000.00    7/1/2011    11.875     2.25      1       2.25
1701122871   254,000.00   254,000.00   Purchase   SIVA            319,000.00    8/1/2011     11.99     2.25      1       2.25
1701122867   336,000.00   336,000.00   Purchase   SIVA            480,000.00    8/1/2011    11.875     2.25      1       2.25
1701122795   214,350.00   214,350.00   Purchase   Full            268,000.00    7/1/2011    10.125     2.25      1       2.25
1701122794   364,000.00   364,000.00   C/O Refi   Full            455,000.00    7/1/2011    12.375     2.25      1       2.25
1701122781   360,000.00   360,000.00   Purchase   SIVA            480,000.00    8/1/2011    11.875     2.25      1       2.25
1701122758   360,000.00   360,000.00   Purchase   SIVA            453,000.00    8/1/2011    12.375     2.25      1       2.25
1701122751   246,400.00   246,400.00   C/O Refi   SIVA            308,000.00    8/1/2011     12.25     2.25      1       2.25
1701122747   229,750.00   229,750.00   Purchase   SIVA            288,000.00    7/1/2011    11.875     2.25      1       2.25
1701122736   242,900.00   242,900.00   Purchase   SIVA            347,000.00    7/1/2011    11.875     2.25      1       2.25
1701122713   192,500.00   192,500.00   Purchase   SISA            365,000.00    8/1/2011      12.5     2.25      1       2.25
1701122703   172,000.00   172,000.00   Purchase   SIVA            230,000.00    7/1/2011        12     2.25      1       2.25
1701122701   194,400.00   194,400.00   Purchase   SIVA            245,000.00    8/1/2011      11.5     2.25      1       2.25
1701122669   396,000.00   396,000.00   Purchase   SIVA            500,000.00    7/1/2011      11.5     2.25      1       2.25
1701122668   201,600.00   201,600.00   Purchase   Full            255,000.00    7/1/2011    11.875     2.25      1       2.25
1701122631   165,600.00   165,600.00   C/O Refi   NINA            276,000.00    7/1/2011     11.75     2.25      1       2.25
1701122629   363,200.00   363,200.00   Purchase   SIVA            468,000.00    7/1/2011        13     2.25      1       2.25
1701122576   293,600.00   293,600.00   Purchase   SIVA            370,000.00    7/1/2011    11.875     2.25      1       2.25
1701122562   228,000.00   228,000.00   Purchase   SIVA            285,000.00    7/1/2011    11.625     2.25      1       2.25
1701122552   293,900.00   293,900.00   Purchase   SIVA            398,000.00    8/1/2011     11.75     2.25      1       2.25
1701122536   332,000.00   332,000.00   Purchase   SIVA            415,000.00    7/1/2011    12.125     2.25      1       2.25
1701122519   313,000.00   313,000.00   Purchase   SIVA            392,000.00    8/1/2011    11.625     2.25      1       2.25
1701122461   296,400.00   296,400.00   Purchase   SIVA            373,000.00    7/1/2011     11.99     2.25      1       2.25
1701122448   312,000.00   312,000.00   Purchase   No Ratio        390,000.00    7/1/2011     11.99     2.25      1       2.25
1701122430   308,000.00   308,000.00   Purchase   SIVA            385,000.00    7/1/2011    11.625     2.25      1       2.25
1701122387   256,400.00   256,400.00   Purchase   SIVA            320,500.00    7/1/2011     12.75     2.25      1       2.25
1701122383   216,000.00   216,000.00   Purchase   SIVA            270,000.00    6/1/2011    11.625     2.25      1       2.25
1701122368   133,600.00   133,600.00   Purchase   SIVA            170,000.00    7/1/2011    12.875     2.25      1       2.25
1701122345   316,000.00   316,000.00   Purchase   No Ratio        395,500.00    6/1/2011    11.625     2.25      1       2.25
1701122333   258,400.00   258,400.00   C/O Refi   Full            323,000.00    8/1/2011      11.5     2.25      1       2.25
1701122312   401,600.00   401,600.00   Purchase   SIVA            508,000.00    6/1/2011     11.75     2.25      1       2.25
1701122288   263,500.00   263,500.00   C/O Refi   NINA            445,000.00    6/1/2011    11.625     2.25      1       2.25
1701122281   343,200.00   343,200.00   Purchase   SISA            430,000.00    7/1/2011     11.75     2.25      1       2.25
1701122276   188,000.00   188,000.00   Purchase   SIVA            235,000.00    7/1/2011    12.375     2.25      1       2.25
1701122268   344,000.00   344,000.00   Purchase   SIVA            430,000.00    6/1/2011    11.875     2.25      1       2.25
1701122264   261,600.00   261,600.00   Purchase   SIVA            327,000.00    6/1/2011     12.75     2.25      1       2.25
1701122249   258,800.00   258,800.00   Purchase   SIVA            323,500.00    6/1/2011     11.75     2.25      1       2.25
1701122244   334,400.00   334,400.00   Purchase   SISA            418,000.00    7/1/2011        12     2.25      1       2.25
1701122233   310,000.00   310,000.00   C/O Refi   SISA            390,000.00    6/1/2011      11.5     2.25      1       2.25
1701122220   200,000.00   200,000.00   Purchase   SIVA            250,000.00    6/1/2011    11.625     2.25      1       2.25
1701122192   339,000.00   339,000.00   C/O Refi   SISA            565,000.00    6/1/2011    11.625     2.25      1       2.25
1701122178   266,400.00   266,400.00   Purchase   SIVA            341,000.00    6/1/2011    12.875     2.25      1       2.25
1701122172   307,150.00   307,150.00   Purchase   SISA            384,000.00    6/1/2011    11.625     2.25      1       2.25
1701122165   301,600.00   301,600.00   Purchase   SIVA            380,000.00    6/1/2011    12.875     2.25      1       2.25
1701122148   248,000.00   248,000.00   Purchase   SIVA            310,000.00    6/1/2011    12.875     2.25      1       2.25
1701122131   397,500.00   397,500.00   Purchase   SIVA            530,000.00    6/1/2011      11.5     2.25      1       2.25
1701122112   180,800.00   180,800.00   Purchase   SIVA            226,000.00    6/1/2011    11.875     2.25      1       2.25
1701122104   392,000.00   392,000.00   Purchase   SIVA            500,000.00    6/1/2011    12.125     2.25      1       2.25
1701122088   284,000.00   284,000.00   Purchase   SISA            355,000.00    6/1/2011     11.75     2.25      1       2.25
1701122072   356,000.00   356,000.00   Purchase   SIVA            448,000.00    7/1/2011     11.75     2.25      1       2.25
1701122063   184,000.00   184,000.00   Purchase   SISA            245,000.00    6/1/2011    12.125     2.25      1       2.25
1701122041   372,000.00   372,000.00   Purchase   SIVA            465,000.00    6/1/2011    12.125     2.25      1       2.25
1701122038   348,800.00   348,800.00   C/O Refi   SISA            436,000.00    6/1/2011    11.625     2.25      1       2.25
1701122017   252,000.00   252,000.00   Purchase   SISA            315,000.00    6/1/2011        12     2.25      1       2.25
1701121982   273,200.00   273,200.00   Purchase   SISA            353,000.00    6/1/2011     11.75     2.25      1       2.25
1701121979   212,000.00   212,000.00   Purchase   SIVA            265,000.00    6/1/2011    11.875     2.25      1       2.25
1701121962   248,000.00   248,000.00   C/O Refi   SIVA            310,000.00    6/1/2011    12.375     2.25      1       2.25
1701121956   324,000.00   324,000.00   Purchase   SIVA            405,000.00    6/1/2011      12.5     2.25      1       2.25
1701121936   272,000.00   272,000.00   Purchase   SIVA            340,000.00    6/1/2011    11.875     2.25      1       2.25
1701121920   384,000.00   384,000.00   Purchase   SIVA            500,000.00    6/1/2011      12.5     2.25      1       2.25
1701121896   247,500.00   247,500.00   C/O Refi   SIVA            330,000.00    6/1/2011      10.5     2.25      1       2.25
1701121876   383,600.00   383,600.00   Purchase   SISA            479,579.00    6/1/2011     11.99     2.25      1       2.25
1701121843   387,900.00   387,900.00   Purchase   SIVA            485,000.00    6/1/2011      11.5     2.25      1       2.25
1701121839   284,000.00   284,000.00   Purchase   SIVA            356,000.00    6/1/2011    11.375     2.25      1       2.25
1701121824   326,000.00   326,000.00   C/O Refi   NINA            690,000.00    6/1/2011    11.375     2.25      1       2.25
1701121795   399,900.00   399,900.00   Purchase   SIVA            500,000.00    6/1/2011     12.25     2.25      1       2.25
1701121753   330,400.00   330,400.00   Purchase   SIVA            413,000.00    6/1/2011    11.875     2.25      1       2.25
1701121414   328,000.00   328,000.00   Purchase   SIVA            415,000.00    6/1/2011    11.625     2.25      1       2.25
1701120599   336,000.00   336,000.00   C/O Refi   SISA            420,000.00    4/1/2011    11.375     2.25      1       2.25
1327000148   150,250.00   150,250.00   Purchase   SISA            189,000.00    6/1/2011    12.125     2.25      1       2.25
1326001238   105,600.00   105,600.00   Purchase   Full            132,000.00    9/1/2011     11.75     2.25      1       2.25
1326001192   167,600.00   167,600.00   Purchase   SIVA            211,000.00    8/1/2011    12.375     2.25      1       2.25
1326001074   101,520.00   101,520.00   Purchase   SIVA            130,000.00    7/1/2011      11.5     2.25      1       2.25
1326001057   126,905.00   126,905.00   Purchase   SIVA            159,900.00    7/1/2011      13.5     2.25      1       2.25
1326001037   227,050.00   227,050.00   Purchase   SIVA            288,000.00    6/1/2011     11.75     2.25      1       2.25
1326001024   119,590.00   119,590.00   Purchase   No Ratio        155,000.00    6/1/2011        13     2.25      1       2.25
1326000962    84,000.00    84,000.00   Purchase   NINA            116,000.00    6/1/2011     12.25     2.25      1       2.25
1326000805   244,900.00   244,900.00   Purchase   SISA            308,000.00    6/1/2011      12.5     2.25      1       2.25
1323001860   106,336.00   106,336.00   Purchase   SISA            132,920.00    9/1/2011      11.5     2.25      1       2.25
1323001749   157,500.00   157,500.00   Purchase   SIVA            197,000.00    9/1/2011     12.25     2.25      1       2.25
1323001722   110,054.00   110,054.00   Purchase   SIVA            140,000.00    8/1/2011        13     2.25      1       2.25
1323001574   188,000.00   188,000.00   R/T Refi   Full            236,000.00    6/1/2011    11.375     2.25      1       2.25
1323001562   115,950.00   115,950.00   Purchase   SIVA            148,000.00    6/1/2011      11.5     2.25      1       2.25
1323001493   117,550.00   117,550.00   Purchase   SISA            147,500.00    7/1/2011    11.625     2.25      1       2.25
1313003763   103,920.00   103,920.00   Purchase   SIVA            129,900.00    6/1/2011     11.75     2.25      1       2.25
1312004514   146,880.00   146,880.00   Purchase   Full            185,000.00    8/1/2011      11.5     2.25      1       2.25
1312004494   232,800.00   232,800.00   Purchase   SIVA            291,000.00    8/1/2011      11.5     2.25      1       2.25
1311005062   162,700.00   162,700.00   Purchase   Full            203,500.00    9/1/2011    12.375     2.25      1       2.25
1311004977   117,400.00   117,400.00   Purchase   No Ratio        152,000.00    8/1/2011     11.75     2.25      1       2.25
1311004898   123,900.00   123,900.00   Purchase   SIVA            155,000.00    7/1/2011    11.875     2.25      1       2.25
1310012818   145,856.00   145,856.00   Purchase   Full            185,000.00    8/1/2011    12.125     2.25      1       2.25
1310012720   109,120.00   109,120.00   Purchase   Full            138,000.00    8/1/2011     11.75     2.25      1       2.25
1310012680   181,644.00   181,644.00   Purchase   SIVA            230,000.00    9/1/2011    12.375     2.25      1       2.25
1310012677   176,180.00   176,180.00   Purchase   SIVA            221,000.00    7/1/2011    11.875     2.25      1       2.25
1310012669   224,000.00   224,000.00   C/O Refi   SIVA            282,000.00    7/1/2011    12.375     2.25      1       2.25
1310012661   194,400.00   194,400.00   Purchase   SIVA            243,000.00    7/1/2011    11.875     2.25      1       2.25
1310012582   117,240.00   117,240.00   Purchase   Full            149,000.00    7/1/2011    11.875     2.25      1       2.25
1310012547   310,560.00   310,560.00   Purchase   SIVA            390,000.00    6/1/2011    11.875     2.25      1       2.25
1310012541   208,000.00   208,000.00   Purchase   No Ratio        261,000.00    6/1/2011    11.625     2.25      1       2.25
1310012503    87,500.00    87,500.00   Purchase   SIVA            139,000.00    6/1/2011      12.5     2.25      1       2.25
1310012491   156,800.00   156,800.00   Purchase   SISA            198,000.00    6/1/2011        12     2.25      1       2.25
1310012465   157,739.00   157,739.00   Purchase   SIVA            197,200.00    8/1/2011    11.875     2.25      1       2.25
1310012455    91,900.00    91,900.00   Purchase   SISA            130,000.00    6/1/2011    12.125     2.25      1       2.25
1310012418    91,392.00    91,392.00   Purchase   SIVA            117,000.00    6/1/2011     11.75     2.25      1       2.25
1309008899   150,144.00   150,144.00   Purchase   Full            188,000.00    8/1/2011    11.875     2.25      1       2.25
1309008858   135,840.00   135,840.00   Purchase   Full            170,000.00    9/1/2011     11.25     2.25      1       2.25
1309008790   233,373.00   233,373.00   Purchase   SIVA            293,000.00    7/1/2011    12.625     2.25      1       2.25
1309008783   130,850.00   130,850.00   Purchase   SIVA            163,600.00    8/1/2011     12.75     2.25      1       2.25
1309008720   211,920.00   211,920.00   Purchase   SIVA            270,000.00    7/1/2011    11.875     2.25      1       2.25
1309008664   135,900.00   135,900.00   Purchase   SIVA            172,000.00    6/1/2011    12.125     2.25      1       2.25
1309008652   155,840.00   155,840.00   Purchase   Full            195,000.00    6/1/2011        12     2.25      1       2.25
1309008462   142,362.00   142,362.00   Purchase   SIVA            178,000.00    7/1/2011    12.125     2.25      1       2.25
1309008261   150,928.00   150,928.00   Purchase   SIVA            189,000.00    6/1/2011     11.75     2.25      1       2.25
1309008029   164,720.00   164,720.00   Purchase   SIVA            210,000.00    6/1/2011        12     2.25      1       2.25
1304007753   108,800.00   108,800.00   Purchase   Full            136,000.00    9/1/2011    11.625     2.25      1       2.25
1304007688   217,323.00   217,323.00   Purchase   Full            272,000.00    8/1/2011    11.625     2.25      1       2.25
1301002122   171,200.00   171,200.00   Purchase   SISA            214,000.00    9/1/2011    11.875     2.25      1       2.25
1115103562   388,000.00   388,000.00   Purchase   SIVA            485,000.00    9/1/2011    11.625     2.25      1       2.25
1115103549   266,500.00   266,500.00   R/T Refi   No Ratio        410,000.00    9/1/2011      11.5     2.25      1       2.25
1115103534   236,800.00   236,800.00   Purchase   SIVA            303,000.00    8/1/2011        12     2.25      1      2.875
1115103506   168,000.00   168,000.00   Purchase   SIVA            225,000.00    8/1/2011    11.875     2.25      1       2.25
1115103449   316,000.00   316,000.00   Purchase   SIVA            395,000.00    8/1/2011      11.5     2.25      1       2.25
1115103369    62,300.00    62,300.00   Purchase   SISA             89,000.00    7/1/2011    12.875     2.25      1       2.25
1115103311   112,000.00   112,000.00   C/O Refi   SIVA            142,000.00    8/1/2011        12     2.25      1       2.25
1115103237   129,368.00   129,368.00   Purchase   SIVA            162,000.00    7/1/2011    13.125     2.25      1       2.25
1115103081   153,600.00   153,600.00   Purchase   SISA            192,000.00    6/1/2011        12     2.25      1       2.25
1111002597   320,000.00   320,000.00   C/O Refi   SIVA            400,000.00    8/1/2011     12.75     2.25      1       2.25
1111002565   188,000.00   188,000.00   Purchase   SIVA            235,000.00    9/1/2011      11.5     2.25      1       2.25
1111002535   350,000.00   350,000.00   C/O Refi   SISA            569,000.00    7/1/2011     12.75     2.25      1       2.25
1111002521   118,000.00   118,000.00   Purchase   SIVA            150,000.00    7/1/2011    11.875     2.25      1       2.25
1111002437   376,000.00   376,000.00   C/O Refi   SISA            470,000.00    6/1/2011        12     2.25      1       2.25
1111002405   308,800.00   308,800.00   Purchase   SIVA            388,000.00    7/1/2011     12.25     2.25      1       2.25
1105115939   175,000.00   175,000.00   Purchase   SIVA            293,000.00    9/1/2011    11.375     2.25      1       2.25
1105115450   312,000.00   312,000.00   Purchase   SIVA            390,000.00    9/1/2011      12.5     2.25      1       2.25
1105115395   102,400.00   102,400.00   Purchase   Full            130,000.00    9/1/2011     11.75     2.25      1       2.25
1105115355   368,000.00   368,000.00   Purchase   SIVA            460,000.00    9/1/2011     11.75     2.25      1       2.25
1105115293   199,920.00   199,920.00   Purchase   SIVA            255,000.00    9/1/2011    11.875     2.25      1       2.25
1105115279   409,600.00   409,600.00   Purchase   SIVA            520,000.00    8/1/2011        12     2.25      1       2.25
1105115242   172,000.00   172,000.00   Purchase   SISA            216,000.00    8/1/2011    13.375     2.25      1       2.25
1105115146   147,200.00   147,200.00   Purchase   SIVA            184,000.00    8/1/2011        12     2.25      1       2.25
1105115066   252,700.00   252,700.00   C/O Refi   SISA            266,000.00    8/1/2011    12.125     2.25      1       2.25
1105115049   288,000.00   288,000.00   C/O Refi   SIVA            360,000.00    8/1/2011    11.625     2.25      1       2.25
1105114999   396,000.00   396,000.00   Purchase   No Ratio        495,000.00    8/1/2011    11.625     2.25      1       2.25
1105114970   276,000.00   276,000.00   R/T Refi   SIVA            345,000.00    8/1/2011     12.25     2.25      1       2.25
1105114892   392,000.00   392,000.00   Purchase   SIVA            490,000.00    7/1/2011      11.5     2.25      1       2.25
1105114863   360,000.00   360,000.00   C/O Refi   SISA            450,000.00    8/1/2011    12.375     2.25      1       2.25
1105114823   276,000.00   276,000.00   Purchase   SIVA            375,000.00    8/1/2011    12.375     2.25      1       2.25
1105114814   213,600.00   213,600.00   Purchase   SIVA            288,000.00    8/1/2011    11.875     2.25      1       2.25
1105114738   159,032.00   159,032.00   Purchase   SIVA            232,000.00    8/1/2011    11.375     2.25      1       2.25
1105114626   300,760.00   300,760.00   Purchase   SIVA            380,000.00    7/1/2011     11.75     2.25      1       2.25
1105114558   296,000.00   296,000.00   C/O Refi   SIVA            370,000.00    7/1/2011     12.25     2.25      1       2.25
1105114544   396,000.00   396,000.00   Purchase   SISA            495,000.00    6/1/2011      12.5     2.25      1       2.25
1105114496   271,200.00   271,200.00   Purchase   SISA            339,000.00    7/1/2011      12.5     2.25      1       2.25
1105114494   480,000.00   480,000.00   C/O Refi   SIVA            600,000.00    6/1/2011      12.5     2.25      1       2.25
1105114425   400,000.00   400,000.00   Purchase   SIVA            500,000.00    7/1/2011    12.125     2.25      1      2.375
1105114343   348,800.00   348,800.00   Purchase   SISA            436,000.00    8/1/2011        12     2.25      1       2.25
1105114327   420,000.00   420,000.00   Purchase   SIVA            600,000.00    6/1/2011    12.625     2.25      1       2.25
1105113985   396,000.00   396,000.00   Purchase   SISA            530,000.00    6/1/2011      12.5     2.25      1       2.25
8600013418   360,000.00   360,000.00   Purchase   SISA            450,000.00    6/1/2009     11.75     2.25      1       2.25
8600014075   393,600.00   393,600.00   Purchase   SIVA            530,000.00    8/1/2008    11.875    2.875      1      2.875
1701121774   287,200.00   287,200.00   Purchase   SIVA            359,000.00    6/1/2008    11.875    2.375      1      2.875
1701121272   287,200.00   287,200.00   Purchase   SIVA            359,000.00    6/1/2008    11.875    2.375      1      2.875
1707100860   237,500.00   237,500.00   Purchase   No Ratio        250,000.00    7/1/2011    13.375     2.25      1       2.25
1707100859   240,800.00   240,800.00   Purchase   SIVA            255,000.00    7/1/2011      13.5     2.25      1       2.25
1707100770   328,500.00   328,500.00   C/O Refi   SIVA            365,000.00    7/1/2011     11.99     2.25      1       2.25
1706102196   216,750.00   216,750.00   C/O Refi   SISA            255,000.00    8/1/2011    11.375     2.25      1       2.25
1706101991   161,500.00   161,500.00   Purchase   SIVA            172,000.00    7/1/2011    13.125     2.25      1       2.25
1701123221   416,700.00   416,700.00   C/O Refi   SISA            463,000.00    8/1/2011      12.5     2.25      1       2.25
1701122495   348,000.00   348,000.00   C/O Refi   SIVA            415,000.00    7/1/2011    12.625     2.25      1       2.25
1701122360   499,400.00   499,400.00   Purchase   No Ratio        555,000.00    7/1/2011    12.875     2.25      1       2.25
1701121579   377,000.00   377,000.00   C/O Refi   SISA            430,000.00    6/1/2011      12.5     2.25      1       2.25
1701121347   331,500.00   331,500.00   Purchase   SISA            350,000.00    6/1/2011        12     2.25      1       2.25
1327000252   136,050.00   136,050.00   Purchase   No Ratio        151,215.00    7/1/2011      13.5     2.25      1       2.25
1323001560   187,387.00   187,387.00   Purchase   NINA            199,000.00    7/1/2011    12.875     2.25      1       2.25
1316002010   179,900.00   179,900.00   Purchase   SIVA            220,000.00    7/1/2011     12.75     2.25      1       2.25
1310012706    64,600.00    64,600.00   Purchase   SIVA             85,000.00    8/1/2011    14.375     2.25      1       2.25
1310011585   306,800.00   306,800.00   Purchase   No Ratio        330,000.00    6/1/2011    13.375     2.25      1       2.25
1115103416   193,705.00   193,705.00   Purchase   SISA            205,000.00    8/1/2011    13.625     2.25      1       2.25
1115103327   206,550.00   206,550.00   R/T Refi   SISA            243,000.00    7/1/2011     11.99     2.25      1       2.25
1105115636   342,000.00   342,000.00   C/O Refi   No Ratio        380,000.00    9/1/2011    12.875     2.25      1       2.25
1105115184   294,300.00   294,300.00   Purchase   NINA            327,000.00    8/1/2011    11.875     2.25      1       2.25
1105115005   254,600.00   254,600.00   Purchase   SIVA            268,000.00    8/1/2011        12     2.25      1       2.25
1105114940   342,900.00   342,900.00   C/O Refi   SISA            381,000.00    8/1/2011    12.375     2.25      1       2.25
1105114918   395,250.00   395,250.00   C/O Refi   NINA            465,000.00    7/1/2011    12.375     2.25      1       2.25
1105114857   405,000.00   405,000.00   Purchase   SIVA            485,000.00    7/1/2011    13.375     2.25      1       2.25
1101003435   187,700.00   187,700.00   Purchase   SIVA            230,000.00    6/1/2011     13.75     2.25      1       2.25
1707101132   124,900.00   124,828.14   Purchase   SIVA            126,000.00    8/1/2011     13.75     2.25      1       2.25
1707101022   129,500.00   129,342.54   Purchase   SIVA            130,000.00    7/1/2011      13.5     2.25      1       2.25
1707100946   335,750.00   335,274.53   Purchase   SIVA            350,000.00    7/1/2011     12.75     2.25      1       2.25
1707100914   316,700.00   316,251.51   Purchase   SIVA            350,000.00    7/1/2011     12.75     2.25      1       2.25
1706101940   200,550.00   200,186.42   C/O Refi   SISA            237,000.00    7/1/2011      11.5     2.25      1       2.25
1125100022   189,000.00   188,798.08   Purchase   SIVA            210,000.00    7/1/2011    14.125     2.25      1       2.25
1120100321   150,000.00   150,000.00   Purchase   SIVA            150,000.00    9/1/2011     12.75     2.25      1       2.25
1120100261    97,750.00    97,604.46   C/O Refi   SIVA            115,000.00    7/1/2011      12.5     2.25      1       2.25
1120100226   126,350.00   126,052.51   Purchase   Full            133,000.00    6/1/2011     12.25     2.25      1       2.25
1115103233    54,150.00    54,050.89   Purchase   SIVA             57,000.00    6/1/2011      13.5     2.25      1       2.25
1115103227    51,300.00    51,206.11   Purchase   SIVA             57,000.00    6/1/2011      13.5     2.25      1       2.25
1105115438   238,000.00   238,000.00   C/O Refi   SISA            280,000.00    9/1/2011        14     2.25      1       2.25
1105115304   220,400.00   220,400.00   Purchase   SISA            233,000.00    9/1/2011     13.75     2.25      1       2.25
1105115238   127,500.00   127,400.54   R/T Refi   SIVA            150,000.00    8/1/2011     12.25     2.25      1       2.25
1105115030    60,800.00    60,764.10   Purchase   SISA             65,000.00    8/1/2011    13.625     2.25      1       2.25
1105114819    60,420.00    60,381.47   Purchase   No Ratio         64,000.00    8/1/2011     13.25     2.25      1       2.25
1105114796   116,910.00   116,752.59   Purchase   Full            131,500.00    7/1/2011        13     2.25      1       2.25
1105114782   400,000.00   399,695.63   Purchase   SIVA            445,000.00    8/1/2011    12.375     2.25      1       2.25
1105114401   217,350.00   216,886.81   Purchase   NINA            242,000.00    6/1/2011     12.75     2.25      1       2.25
1312004101   316,000.00   316,000.00   C/O Refi   Full            395,000.00    6/1/2011      11.5     2.25      1       2.25
8500011469   412,500.00   412,500.00   R/T Refi   SIVA            555,000.00    6/1/2011    11.375     3.25      2       3.25
1309008756   176,550.00   176,550.00   Purchase   SIVA            224,000.00    7/1/2011     12.75     2.25      1       2.25
1105115181   227,500.00   227,500.00   C/O Refi   SIVA            325,000.00    9/1/2011      11.5     2.25      1       2.25
1316001937   234,850.00   234,850.00   Purchase   SIVA            294,000.00    6/1/2011     11.75     2.25      1       2.25
1115103115   264,000.00   264,000.00   C/O Refi   SIVA            331,000.00    6/1/2011     12.75     2.25      1       2.25
8500011474   405,000.00   405,000.00   C/O Refi   Full            540,000.00    6/1/2011      11.5     3.25      2       3.25
1701123254   233,000.00   233,000.00   C/O Refi   SIVA            292,000.00    8/1/2011    10.625     2.25      1       2.25
1701122516   224,000.00   224,000.00   C/O Refi   Full            283,000.00    7/1/2011     11.25     2.25      1       2.25
1701123564   275,500.00   275,500.00   Purchase   NINA            290,000.00    8/1/2011      12.5     2.25      1       2.25
1115102793   335,950.00   335,520.08   Purchase   SISA            419,971.00    7/1/2011     13.25     2.25      1       2.25
1701123081   366,000.00   366,000.00   R/T Refi   SIVA            490,000.00    8/1/2009      10.5     2.25      1       2.25
1115103262   245,000.00   245,000.00   C/O Refi   NINA            435,000.00    7/1/2011    11.875     2.25      1       2.25
1120100236   131,600.00   131,266.42   C/O Refi   SIVA            188,000.00    6/1/2011    11.875     2.25      1       2.25
1316002079   263,700.00   263,700.00   Purchase   Full            330,000.00    8/1/2011     10.75     2.25      1       2.25
1105114904   200,000.00   200,000.00   C/O Refi   SISA            250,000.00    7/1/2011    12.875     2.25      1       2.25
1105114225   284,000.00   283,394.78   C/O Refi   SISA            355,000.00    6/1/2011     12.75     2.25      1       2.25
1115103783   236,824.00   236,824.00   Purchase   SISA            298,000.00    9/1/2011     12.25     2.25      1       2.25
1105115128   284,000.00   284,000.00   Purchase   SIVA            375,000.00    9/1/2011     11.75     2.25      1       2.25
1115103451   144,400.00   144,400.00   Purchase   Full            199,000.00    8/1/2011    11.125     2.25      1       2.25
1701122815   344,000.00   344,000.00   R/T Refi   SISA            430,000.00    8/1/2011    12.625     2.25      1       2.25
1701122584   184,800.00   184,800.00   R/T Refi   SIVA            231,000.00    7/1/2011        13     2.25      1       2.25
1316002114   194,540.00   194,540.00   Purchase   SIVA            245,000.00    9/1/2011    10.875     2.25      1       2.25
1105115360   450,000.00   450,000.00   C/O Refi   No Ratio        500,000.00    9/1/2011    12.125     2.25      1       2.25
1105115834   352,750.00   352,750.00   C/O Refi   SIVA            415,000.00    9/1/2011        13     2.25      1       2.25
1323001728   177,000.00   177,000.00   C/O Refi   Full            260,500.00    8/1/2011      11.5     2.25      1       2.25
1105115877   215,100.00   215,100.00   Purchase   Full            270,000.00   10/1/2011    11.875     2.25      1       2.25
1701124222   208,000.00   208,000.00   Purchase   Full            260,000.00   10/1/2011    11.625     2.25      1       2.25
1326001285   109,600.00   109,600.00   Purchase   SIVA            140,000.00   10/1/2011    12.375     2.25      1       2.25
8600014057    67,600.00    67,600.00   Purchase   SIVA             98,000.00    8/1/2011    12.625     2.25      1       2.25
8600014188   182,400.00   182,400.00   Purchase   SIVA            204,000.00    9/1/2011     13.25     2.25      1       2.25
8600014660   151,600.00   151,600.00   Purchase   SIVA            197,000.00    9/1/2011    12.375     2.25      1       2.25
8600015646   229,665.00   229,665.00   Purchase   SIVA            288,000.00   10/1/2011        12     2.25      1       2.25
8600014919   224,000.00   224,000.00   Purchase   No Ratio        322,000.00    9/1/2011        13     2.25      1       2.25
1101003465   308,000.00   308,000.00   C/O Refi   SISA            385,000.00    9/1/2011    11.875     2.25      1       2.25
8600014392   247,200.00   247,200.00   Purchase   SISA            415,000.00    8/1/2011     12.75     2.25      1       2.25
8600014926   212,000.00   212,000.00   Purchase   SISA            266,000.00    9/1/2011        12     2.25      1       2.25
1115104089   182,310.00   182,310.00   Purchase   Full            183,000.00   10/1/2011    12.375     2.25      1       2.25
1111002706   189,000.00   189,000.00   C/O Refi   SISA            210,000.00   10/1/2008      14.5      8.5      1          6
1326001064   138,600.00   138,600.00   Purchase   Full            174,000.00   10/1/2011     11.75     2.25      1       2.25
1105115943   321,600.00   321,600.00   Purchase   SISA            403,000.00   10/1/2011        12     2.25      1       2.25

  LOANID        INDEX         ODATE     SERVICER      ORIGINATOR
----------   -----------   ----------   -----------   -----------

   1121650   12 MO LIBOR    3/31/2006   BofA          AHM
   1141305   12 MO LIBOR    3/27/2006   BofA          AHM
   1145370   12 MO LIBOR    3/29/2006   BofA          AHM
   1150181   12 MO LIBOR     4/7/2006   BofA          AHM
   1151128   12 MO LIBOR     4/7/2006   BofA          AHM
   1152691   12 MO LIBOR     4/3/2006   BofA          AHM
   1161512   12 MO LIBOR    3/29/2006   BofA          AHM
   1161734   12 MO LIBOR    3/31/2006   BofA          AHM
   1170141   12 MO LIBOR     4/3/2006   BofA          AHM
   1171874   12 MO LIBOR    3/30/2006   BofA          AHM
   1186720   12 MO LIBOR    3/27/2006   BofA          AHM
   1194167   12 MO LIBOR    4/12/2006   BofA          AHM
   1194388   12 MO LIBOR    3/31/2006   BofA          AHM
   1196754   12 MO LIBOR    3/27/2006   BofA          AHM
   1197524   12 MO LIBOR     4/7/2006   BofA          AHM
   1197721   12 MO LIBOR    3/31/2006   BofA          AHM
   1200273   12 MO LIBOR    3/30/2006   BofA          AHM
   1201900   12 MO LIBOR    3/30/2006   BofA          AHM
   1204216   12 MO LIBOR    3/27/2006   BofA          AHM
   1207227   12 MO LIBOR    3/23/2006   BofA          AHM
   1208400   12 MO LIBOR     4/3/2006   BofA          AHM
   1211810   12 MO LIBOR    3/31/2006   BofA          AHM
   1212276   12 MO LIBOR    3/31/2006   BofA          AHM
   1213311   12 MO LIBOR    3/30/2006   BofA          AHM
   1213599   12 MO LIBOR    3/30/2006   BofA          AHM
   1213835   12 MO LIBOR     4/3/2006   BofA          AHM
   1216567   12 MO LIBOR    3/31/2006   BofA          AHM
   1218213   12 MO LIBOR    3/27/2006   BofA          AHM
   1218267   12 MO LIBOR    3/31/2006   BofA          AHM
   1219109   12 MO LIBOR    3/31/2006   BofA          AHM
   1219996   12 MO LIBOR    3/27/2006   BofA          AHM
   1220007   12 MO LIBOR     4/7/2006   BofA          AHM
   1221745   12 MO LIBOR     4/4/2006   BofA          AHM
   1223031   12 MO LIBOR    3/22/2006   BofA          AHM
   1223070   12 MO LIBOR    3/30/2006   BofA          AHM
   1223510   12 MO LIBOR    3/30/2006   BofA          AHM
   1223926   12 MO LIBOR    3/31/2006   BofA          AHM
   1224131   12 MO LIBOR     4/7/2006   BofA          AHM
   1224316   12 MO LIBOR    3/24/2006   BofA          AHM
   1224915   12 MO LIBOR    3/30/2006   BofA          AHM
   1227736   12 MO LIBOR    3/31/2006   BofA          AHM
   1227910   12 MO LIBOR    3/28/2006   BofA          AHM
   1229214   12 MO LIBOR     4/7/2006   BofA          AHM
   1229475   12 MO LIBOR    3/31/2006   BofA          AHM
   1229933   12 MO LIBOR    3/31/2006   BofA          AHM
   1232262   12 MO LIBOR    3/30/2006   BofA          AHM
   1233403   12 MO LIBOR     4/4/2006   BofA          AHM
   1234128   12 MO LIBOR    3/31/2006   BofA          AHM
   1234567   12 MO LIBOR    4/12/2006   BofA          AHM
   1234932   12 MO LIBOR     4/7/2006   BofA          AHM
   1235864   12 MO LIBOR     4/4/2006   BofA          AHM
   1239334   12 MO LIBOR    4/13/2006   BofA          AHM
   1239548   12 MO LIBOR    3/30/2006   BofA          AHM
   1241613   12 MO LIBOR    4/11/2006   BofA          AHM
   1241727   12 MO LIBOR    3/31/2006   BofA          AHM
   1242170   12 MO LIBOR     4/7/2006   BofA          AHM
   1242641   12 MO LIBOR     4/7/2006   BofA          AHM
   1243953   12 MO LIBOR     4/7/2006   BofA          AHM
   1245626   12 MO LIBOR    3/31/2006   BofA          AHM
   1247880   12 MO LIBOR     4/3/2006   BofA          AHM
   1248800   12 MO LIBOR     4/7/2006   BofA          AHM
   1132854   12 MO LIBOR     5/1/2006   BofA          AHM
   1179413   12 MO LIBOR     5/5/2006   BofA          AHM
   1191164   12 MO LIBOR    4/28/2006   BofA          AHM
   1197637   12 MO LIBOR    4/20/2006   BofA          AHM
   1198689   12 MO LIBOR    5/12/2006   BofA          AHM
   1203817   12 MO LIBOR    4/25/2006   BofA          AHM
   1218405   12 MO LIBOR     5/1/2006   BofA          AHM
   1223687   12 MO LIBOR     5/1/2006   BofA          AHM
   1224374   12 MO LIBOR    4/28/2006   BofA          AHM
   1224925   12 MO LIBOR     5/3/2006   BofA          AHM
   1230640   12 MO LIBOR     5/3/2006   BofA          AHM
   1230985   12 MO LIBOR    4/28/2006   BofA          AHM
   1231904   12 MO LIBOR    4/28/2006   BofA          AHM
   1236013   12 MO LIBOR     5/3/2006   BofA          AHM
   1237284   12 MO LIBOR     5/3/2006   BofA          AHM
   1240195   12 MO LIBOR     5/9/2006   BofA          AHM
   1243929   12 MO LIBOR     5/8/2006   BofA          AHM
   1245607   12 MO LIBOR     5/3/2006   BofA          AHM
   1246530   12 MO LIBOR    4/28/2006   BofA          AHM
   1246872   12 MO LIBOR    4/28/2006   BofA          AHM
   1248689   12 MO LIBOR    4/27/2006   BofA          AHM
   1248822   12 MO LIBOR    4/28/2006   BofA          AHM
   1250620   12 MO LIBOR     5/4/2006   BofA          AHM
   1252792   12 MO LIBOR    4/28/2006   BofA          AHM
   1253502   12 MO LIBOR     5/8/2006   BofA          AHM
   1253738   12 MO LIBOR     5/1/2006   BofA          AHM
   1254075   12 MO LIBOR     5/8/2006   BofA          AHM
   1254080   12 MO LIBOR    4/28/2006   BofA          AHM
   1254858   12 MO LIBOR    4/27/2006   BofA          AHM
   1254959   12 MO LIBOR    4/28/2006   BofA          AHM
   1255487   12 MO LIBOR     5/3/2006   BofA          AHM
   1255596   12 MO LIBOR     5/8/2006   BofA          AHM
   1256111   12 MO LIBOR    4/27/2006   BofA          AHM
   1256622   12 MO LIBOR    4/28/2006   BofA          AHM
   1256757   12 MO LIBOR     5/3/2006   BofA          AHM
   1257162   12 MO LIBOR    4/28/2006   BofA          AHM
   1257302   12 MO LIBOR     5/3/2006   BofA          AHM
   1258112   12 MO LIBOR     5/9/2006   BofA          AHM
   1258753   12 MO LIBOR    4/28/2006   BofA          AHM
   1260260   12 MO LIBOR    4/28/2006   BofA          AHM
   1262404   12 MO LIBOR    5/10/2006   BofA          AHM
   1262611   12 MO LIBOR    4/28/2006   BofA          AHM
   1266793   12 MO LIBOR     5/3/2006   BofA          AHM
   1266900   12 MO LIBOR     5/4/2006   BofA          AHM
   1267057   12 MO LIBOR    5/10/2006   BofA          AHM
   1267400   12 MO LIBOR     5/3/2006   BofA          AHM
   1268079   12 MO LIBOR    5/11/2006   BofA          AHM
   1268445   12 MO LIBOR    5/10/2006   BofA          AHM
   1269361   12 MO LIBOR     5/5/2006   BofA          AHM
   1270053   12 MO LIBOR    4/28/2006   BofA          AHM
   1270326   12 MO LIBOR    5/10/2006   BofA          AHM
   1272066   12 MO LIBOR     5/5/2006   BofA          AHM
   1278956   12 MO LIBOR     5/4/2006   BofA          AHM
   1279223   12 MO LIBOR    5/15/2006   BofA          AHM
   1279465   12 MO LIBOR     5/5/2006   BofA          AHM
   1281407   12 MO LIBOR     5/8/2006   BofA          AHM
   1282803   12 MO LIBOR    5/10/2006   BofA          AHM
  11040928   12 MO LIBOR    4/28/2006   BofA          SCME
  11041000   12 MO LIBOR    4/28/2006   BofA          SCME
  11041172   12 MO LIBOR    5/10/2006   BofA          SCME
  51060552   12 MO LIBOR    4/17/2006   BofA          SCME
  62018569   12 MO LIBOR    5/19/2006   BofA          SCME
  63014582   12 MO LIBOR    4/26/2006   BofA          SCME
  64012034   12 MO LIBOR    5/12/2006   BofA          SCME
  91010209   12 MO LIBOR    5/17/2006   BofA          SCME
3304324688   12 MO LIBOR    5/31/2006   BofA          BofA
3304449923   12 MO LIBOR     6/7/2006   BofA          BofA
6006300641   12 MO LIBOR     6/5/2006   BofA          BofA
6100005641   12 MO LIBOR     4/6/2006   BofA          BofA
6148053264   12 MO LIBOR     5/4/2006   BofA          BofA
6292221964   12 MO LIBOR    5/19/2006   BofA          BofA
6364735313   12 MO LIBOR    4/13/2006   BofA          BofA
6382796420   12 MO LIBOR     6/1/2006   BofA          BofA
6467426596   12 MO LIBOR     4/3/2006   BofA          BofA
6563144051   12 MO LIBOR    5/22/2006   BofA          BofA
6664818397   12 MO LIBOR     4/6/2006   BofA          BofA
6751069730   12 MO LIBOR    4/26/2006   BofA          BofA
6780615115   12 MO LIBOR     6/1/2006   BofA          BofA
6830860844   12 MO LIBOR     6/6/2006   BofA          BofA
6871855935   12 MO LIBOR    4/28/2006   BofA          BofA
6098457952   12 MO LIBOR    8/31/2005   BofA          BofA
6164989201   12 MO LIBOR    2/14/2006   BofA          BofA
6308814067   12 MO LIBOR    3/20/2006   BofA          BofA
6309504519   12 MO LIBOR    1/27/2006   BofA          BofA
6324650545   12 MO LIBOR    1/31/2006   BofA          BofA
6350572258   12 MO LIBOR    1/26/2005   BofA          BofA
6451605163   12 MO LIBOR    4/26/2006   BofA          BofA
6653096310   12 MO LIBOR    3/23/2006   BofA          BofA
6681981921   12 MO LIBOR    3/10/2006   BofA          BofA
6710665578   12 MO LIBOR    2/16/2006   BofA          BofA
6768386119   12 MO LIBOR    4/27/2006   BofA          BofA
6782827833   12 MO LIBOR    4/27/2006   BofA          BofA
6819062479   12 MO LIBOR    3/20/2006   BofA          BofA
 117492828   6 MO LIBOR     1/24/2006   CWHL          CWHL
 117453287   6 MO LIBOR      1/4/2006   CWHL          CWHL
 117300223   6 MO LIBOR     1/11/2006   CWHL          CWHL
 117236695   6 MO LIBOR      1/5/2006   CWHL          CWHL
 117235679   6 MO LIBOR      1/6/2006   CWHL          CWHL
 117206772   6 MO LIBOR     1/31/2006   CWHL          CWHL
 117067282   6 MO LIBOR    11/10/2005   CWHL          CWHL
 116985160   6 MO LIBOR     1/13/2006   CWHL          CWHL
 115680748   6 MO LIBOR     12/7/2005   CWHL          CWHL
 107032290   6 MO LIBOR     11/7/2005   CWHL          CWHL
 122503829   12 MO LIBOR    1/11/2006   IndyMac       IndyMac
  91944244   6 MO LIBOR     2/28/2005   CWHL          CWHL
3304384294   12 MO LIBOR     7/5/2006   BofA          BofA
3304491016   12 MO LIBOR    7/12/2006   BofA          BofA
3304496858   12 MO LIBOR    7/27/2006   BofA          BofA
3304523396   12 MO LIBOR    7/10/2006   BofA          BofA
3304525524   12 MO LIBOR    7/28/2006   BofA          BofA
3304539129   12 MO LIBOR    7/28/2006   BofA          BofA
3304555091   12 MO LIBOR     7/3/2006   BofA          BofA
3304560679   12 MO LIBOR    7/28/2006   BofA          BofA
3304573342   12 MO LIBOR    6/27/2006   BofA          BofA
3304578259   12 MO LIBOR    7/28/2006   BofA          BofA
3304580198   12 MO LIBOR    7/31/2006   BofA          BofA
3304584356   12 MO LIBOR    6/23/2006   BofA          BofA
3304589025   12 MO LIBOR    7/14/2006   BofA          BofA
3304623618   12 MO LIBOR    7/28/2006   BofA          BofA
3304627718   12 MO LIBOR    7/17/2006   BofA          BofA
3304744521   12 MO LIBOR    7/25/2006   BofA          BofA
3304862992   12 MO LIBOR    7/21/2006   BofA          BofA
3304872652   12 MO LIBOR    7/31/2006   BofA          BofA
6019648929   12 MO LIBOR    7/21/2006   BofA          BofA
6035924940   12 MO LIBOR    4/28/2006   BofA          BofA
6037609697   12 MO LIBOR    7/31/2006   BofA          BofA
6149398635   12 MO LIBOR    5/23/2006   BofA          BofA
6293558356   12 MO LIBOR    5/11/2006   BofA          BofA
6303553900   12 MO LIBOR    7/11/2006   BofA          BofA
6411170928   12 MO LIBOR    7/12/2006   BofA          BofA
6447857464   12 MO LIBOR    7/12/2006   BofA          BofA
6515881826   12 MO LIBOR    6/14/2006   BofA          BofA
6752348158   12 MO LIBOR    5/17/2006   BofA          BofA
6763947097   12 MO LIBOR    6/23/2006   BofA          BofA
6883719145   12 MO LIBOR    4/27/2006   BofA          BofA
6925016120   12 MO LIBOR    7/27/2006   BofA          BofA
6160263189   12 MO LIBOR    5/24/2006   BofA          BofA
6075267242   12 MO LIBOR    5/25/2006   BofA          BofA
6669736453   12 MO LIBOR    4/13/2006   BofA          BofA
 147115117   1 YR CMT       9/26/2005   Wells Fargo   Wells Fargo
 148822356   1 YR CMT       11/9/2005   Wells Fargo   Wells Fargo
 149174724   1 YR CMT      12/16/2005   Wells Fargo   Wells Fargo
  51478477   1 YR CMT        6/6/2005   Wells Fargo   Wells Fargo
  60074515   1 YR CMT       10/7/2005   Wells Fargo   Wells Fargo
  59027771   1 YR CMT        9/7/2005   Wells Fargo   Wells Fargo
  58737891   1 YR CMT       9/26/2005   Wells Fargo   Wells Fargo
  59319418   1 YR CMT       9/21/2005   Wells Fargo   Wells Fargo
  60779188   1 YR CMT       11/1/2005   Wells Fargo   Wells Fargo
  60803202   1 YR CMT      11/18/2005   Wells Fargo   Wells Fargo
 147375836   1 YR CMT       11/8/2005   Wells Fargo   Wells Fargo
 151563772   12 MO LIBOR    4/17/2006   Wells Fargo   Wells Fargo
 151316056   1 YR CMT        4/5/2006   Wells Fargo   Wells Fargo
 151464732   1 YR CMT       4/11/2006   Wells Fargo   Wells Fargo
 151675352   1 YR CMT       4/21/2006   Wells Fargo   Wells Fargo
  56930878   1 YR CMT       4/28/2006   Wells Fargo   Wells Fargo
 149557142   1 YR CMT       3/13/2006   Wells Fargo   Wells Fargo
 151498359   1 YR CMT       3/31/2006   Wells Fargo   Wells Fargo
 141616961   1 YR CMT       12/3/2004   Wells Fargo   Wells Fargo
  52560257   1 YR CMT        5/9/2005   Wells Fargo   Wells Fargo
  54064654   1 YR CMT       6/16/2005   Wells Fargo   Wells Fargo
  58580135   1 YR CMT       9/14/2005   Wells Fargo   Wells Fargo
  59682856   1 YR CMT      10/14/2005   Wells Fargo   Wells Fargo
  60179355   1 YR CMT      10/25/2005   Wells Fargo   Wells Fargo
  60572849   1 YR CMT      10/24/2005   Wells Fargo   Wells Fargo
 146468939   1 YR CMT       8/19/2005   Wells Fargo   Wells Fargo
 147811145   1 YR CMT       10/3/2005   Wells Fargo   Wells Fargo
 147984645   1 YR CMT       10/6/2005   Wells Fargo   Wells Fargo
 148337553   1 YR CMT      11/29/2005   Wells Fargo   Wells Fargo
 148502438   1 YR CMT      10/21/2005   Wells Fargo   Wells Fargo
 148506942   1 YR CMT      11/14/2005   Wells Fargo   Wells Fargo
 148874092   1 YR CMT      11/16/2005   Wells Fargo   Wells Fargo
 144815388   12 MO LIBOR    5/31/2005   Wells Fargo   Wells Fargo
 147832588   12 MO LIBOR    8/26/2005   Wells Fargo   Wells Fargo
  94331481   1 MO LIBOR     6/27/2005   CWHL          CWHL
 112911994   1 MO LIBOR     8/31/2005   CWHL          CWHL
 113952199   6 MO LIBOR     8/31/2005   CWHL          CWHL
  88581798   6 MO LIBOR     1/13/2006   Greenpoint    Greenpoint
 115885797   6 MO LIBOR    11/23/2005   CWHL          CWHL
1304007610   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011923   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500010699   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500011431   6 MO LIBOR     5/12/2006   Opteum        Opteum
1706102070   6 MO LIBOR     5/26/2006   Opteum        Opteum
8600014016   6 MO LIBOR     7/24/2006   Opteum        Opteum
8500010547   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500011054   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500012406   12 MO LIBOR    6/22/2006   Opteum        Opteum
8500012479   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011803   6 MO LIBOR     5/26/2006   Opteum        Opteum
1707100930   6 MO LIBOR      8/8/2006   Opteum        Opteum
1707100505   6 MO LIBOR      5/8/2006   Opteum        Opteum
8500010816   12 MO LIBOR    3/23/2006   Opteum        Opteum
1701123650   6 MO LIBOR      8/1/2006   Opteum        Opteum
8500010555   6 MO LIBOR     3/29/2006   Opteum        Opteum
1701122513   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500012745   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500010510   6 MO LIBOR     3/15/2006   Opteum        Opteum
1701123225   6 MO LIBOR     7/19/2006   Opteum        Opteum
1701122979   6 MO LIBOR     7/12/2006   Opteum        Opteum
8500012099   12 MO LIBOR     6/5/2006   Opteum        Opteum
8500012238   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500011500   12 MO LIBOR    5/17/2006   Opteum        Opteum
8600013477   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500010963   12 MO LIBOR    4/20/2006   Opteum        Opteum
8500011655   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500011991   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500013074   12 MO LIBOR    6/21/2006   Opteum        Opteum
8500011669   6 MO LIBOR      5/9/2006   Opteum        Opteum
1701121675   6 MO LIBOR     5/15/2006   Opteum        Opteum
1701123811   6 MO LIBOR     8/15/2006   Opteum        Opteum
8500010740   12 MO LIBOR    3/23/2006   Opteum        Opteum
8500010498   6 MO LIBOR     3/28/2006   Opteum        Opteum
8500010821   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500011528   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011016   6 MO LIBOR     4/15/2006   Opteum        Opteum
8500011167   6 MO LIBOR     4/26/2006   Opteum        Opteum
1707101175   6 MO LIBOR     7/12/2006   Opteum        Opteum
8500010394   12 MO LIBOR    3/23/2006   Opteum        Opteum
8500011085   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500012423   12 MO LIBOR    6/17/2006   Opteum        Opteum
8500012735   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500011066   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500013108   6 MO LIBOR      7/7/2006   Opteum        Opteum
8500011356   6 MO LIBOR      5/5/2006   Opteum        Opteum
8500011099   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500011359   6 MO LIBOR     5/10/2006   Opteum        Opteum
8500011088   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500012261   6 MO LIBOR      6/3/2006   Opteum        Opteum
1706102050   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011032   6 MO LIBOR     4/18/2006   Opteum        Opteum
1701122019   6 MO LIBOR      5/8/2006   Opteum        Opteum
8500010848   12 MO LIBOR    4/13/2006   Opteum        Opteum
8500011409   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011959   6 MO LIBOR     6/13/2006   Opteum        Opteum
1701122406   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500013109   6 MO LIBOR     7/10/2006   Opteum        Opteum
1707101015   6 MO LIBOR     7/19/2006   Opteum        Opteum
8500010812   12 MO LIBOR    3/27/2006   Opteum        Opteum
1707100926   6 MO LIBOR     6/30/2006   Opteum        Opteum
8500010862   12 MO LIBOR    4/18/2006   Opteum        Opteum
8500011059   12 MO LIBOR    4/20/2006   Opteum        Opteum
8500012398   12 MO LIBOR    6/14/2006   Opteum        Opteum
8500012401   12 MO LIBOR    6/19/2006   Opteum        Opteum
8500011952   6 MO LIBOR      6/1/2006   Opteum        Opteum
1326000904   6 MO LIBOR     7/26/2006   Opteum        Opteum
1706102011   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500012427   12 MO LIBOR    6/22/2006   Opteum        Opteum
1701122721   6 MO LIBOR     6/21/2006   Opteum        Opteum
1701122837   6 MO LIBOR      7/6/2006   Opteum        Opteum
1701122328   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011052   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500011936   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500010512   6 MO LIBOR     3/27/2006   Opteum        Opteum
8500011013   6 MO LIBOR     4/11/2006   Opteum        Opteum
8500011628   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500010727   12 MO LIBOR    3/20/2006   Opteum        Opteum
1707101013   6 MO LIBOR     7/10/2006   Opteum        Opteum
8500011395   6 MO LIBOR      5/5/2006   Opteum        Opteum
8500010550   6 MO LIBOR     3/22/2006   Opteum        Opteum
1707100849   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500011371   6 MO LIBOR     5/10/2006   Opteum        Opteum
1707101460   6 MO LIBOR     7/27/2006   Opteum        Opteum
1701122235   6 MO LIBOR     5/22/2006   Opteum        Opteum
1707100748   6 MO LIBOR      6/9/2006   Opteum        Opteum
1701122350   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500012615   6 MO LIBOR     6/23/2006   Opteum        Opteum
8600013407   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011441   6 MO LIBOR     5/18/2006   Opteum        Opteum
1701123504   6 MO LIBOR     7/26/2006   Opteum        Opteum
8500010820   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500011041   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011958   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500011077   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500011157   6 MO LIBOR     4/28/2006   Opteum        Opteum
1311004976   6 MO LIBOR     7/31/2006   Opteum        Opteum
8500011090   6 MO LIBOR     4/26/2006   Opteum        Opteum
1316001932   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011800   6 MO LIBOR      6/1/2006   Opteum        Opteum
8600014560   6 MO LIBOR     7/24/2006   Opteum        Opteum
1706102191   6 MO LIBOR      7/5/2006   Opteum        Opteum
8600014311   6 MO LIBOR     7/29/2006   Opteum        Opteum
1105114560   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011163   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500011709   6 MO LIBOR     5/30/2006   Opteum        Opteum
1115103332   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500011798   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500010320   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500011637   6 MO LIBOR     5/18/2006   Opteum        Opteum
8500011648   6 MO LIBOR      5/5/2006   Opteum        Opteum
8500011471   12 MO LIBOR    5/15/2006   Opteum        Opteum
8500011713   6 MO LIBOR     5/25/2006   Opteum        Opteum
1701122945   6 MO LIBOR      7/1/2006   Opteum        Opteum
8500010805   6 MO LIBOR     3/17/2006   Opteum        Opteum
8500012457   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500010885   12 MO LIBOR    4/17/2006   Opteum        Opteum
8500010626   12 MO LIBOR    3/29/2006   Opteum        Opteum
8600013754   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500013089   6 MO LIBOR      7/8/2006   Opteum        Opteum
8500012459   6 MO LIBOR     6/28/2006   Opteum        Opteum
1701122299   6 MO LIBOR      6/7/2006   Opteum        Opteum
1701122634   6 MO LIBOR      7/1/2006   Opteum        Opteum
8500010519   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500011078   12 MO LIBOR    4/18/2006   Opteum        Opteum
1701123324   6 MO LIBOR     7/17/2006   Opteum        Opteum
8500012486   6 MO LIBOR     6/23/2006   Opteum        Opteum
1707101246   6 MO LIBOR     7/20/2006   Opteum        Opteum
1707101066   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500011516   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500010780   12 MO LIBOR    3/30/2006   Opteum        Opteum
1707100851   6 MO LIBOR     6/19/2006   Opteum        Opteum
8600013262   6 MO LIBOR      5/1/2006   Opteum        Opteum
8500011117   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500011673   6 MO LIBOR     5/25/2006   Opteum        Opteum
8600014363   6 MO LIBOR     7/24/2006   Opteum        Opteum
1706102001   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500013098   6 MO LIBOR     6/30/2006   Opteum        Opteum
8500011083   12 MO LIBOR    4/20/2006   Opteum        Opteum
8500011442   6 MO LIBOR     5/15/2006   Opteum        Opteum
1707100705   6 MO LIBOR     5/26/2006   Opteum        Opteum
1701124021   6 MO LIBOR     8/18/2006   Opteum        Opteum
8500011927   6 MO LIBOR     6/12/2006   Opteum        Opteum
1707100572   6 MO LIBOR     5/16/2006   Opteum        Opteum
8500011389   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011166   6 MO LIBOR     4/21/2006   Opteum        Opteum
8500011525   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011121   6 MO LIBOR     4/25/2006   Opteum        Opteum
8500011408   12 MO LIBOR    5/14/2006   Opteum        Opteum
1312004369   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011116   6 MO LIBOR     4/21/2006   Opteum        Opteum
8500012093   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500010983   6 MO LIBOR     4/26/2006   Opteum        Opteum
1701122756   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500010783   12 MO LIBOR    3/29/2006   Opteum        Opteum
8600013439   6 MO LIBOR      6/5/2006   Opteum        Opteum
1106000578   6 MO LIBOR     7/31/2006   Opteum        Opteum
1707100610   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500011128   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500010777   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500011464   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011560   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500011506   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500010985   6 MO LIBOR     4/20/2006   Opteum        Opteum
8500011590   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500010756   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500011055   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500012247   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500010496   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500013070   12 MO LIBOR     7/7/2006   Opteum        Opteum
8500012174   12 MO LIBOR     6/6/2006   Opteum        Opteum
8500011028   12 MO LIBOR     4/5/2006   Opteum        Opteum
1701121925   6 MO LIBOR      5/5/2006   Opteum        Opteum
8500011398   6 MO LIBOR      5/5/2006   Opteum        Opteum
8500012418   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500012126   12 MO LIBOR    6/15/2006   Opteum        Opteum
1707101783   6 MO LIBOR     8/23/2006   Opteum        Opteum
1707100536   6 MO LIBOR     5/25/2006   Opteum        Opteum
8600013639   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500013119   6 MO LIBOR     7/12/2006   Opteum        Opteum
1707101159   6 MO LIBOR      8/2/2006   Opteum        Opteum
8500011153   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500012372   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500010522   6 MO LIBOR     3/22/2006   Opteum        Opteum
1707101540   6 MO LIBOR      8/8/2006   Opteum        Opteum
8500010710   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500011658   6 MO LIBOR     5/27/2006   Opteum        Opteum
8500011614   12 MO LIBOR     6/1/2006   Opteum        Opteum
1707100615   6 MO LIBOR     6/14/2006   Opteum        Opteum
1706102326   6 MO LIBOR     7/27/2006   Opteum        Opteum
8600014697   6 MO LIBOR      8/2/2006   Opteum        Opteum
8500012405   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500010723   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500013114   6 MO LIBOR     7/14/2006   Opteum        Opteum
8500010681   12 MO LIBOR    3/29/2006   Opteum        Opteum
1701122514   6 MO LIBOR      6/2/2006   Opteum        Opteum
1701122314   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500012085   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011127   6 MO LIBOR     4/22/2006   Opteum        Opteum
8500012478   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011086   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500013112   6 MO LIBOR     7/13/2006   Opteum        Opteum
8500012237   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500010644   12 MO LIBOR    3/30/2006   Opteum        Opteum
1707100957   6 MO LIBOR     6/20/2006   Opteum        Opteum
8600013449   6 MO LIBOR      6/5/2006   Opteum        Opteum
1105114329   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500012138   12 MO LIBOR    6/12/2006   Opteum        Opteum
1701122238   6 MO LIBOR     6/16/2006   Opteum        Opteum
1701121983   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011363   6 MO LIBOR      5/2/2006   Opteum        Opteum
8600013437   6 MO LIBOR     5/26/2006   Opteum        Opteum
1701122278   6 MO LIBOR     5/19/2006   Opteum        Opteum
8600013774   6 MO LIBOR     7/21/2006   Opteum        Opteum
8500011172   12 MO LIBOR    4/21/2006   Opteum        Opteum
1701123614   6 MO LIBOR     8/10/2006   Opteum        Opteum
1705000779   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011263   6 MO LIBOR      5/4/2006   Opteum        Opteum
8500011624   12 MO LIBOR    5/24/2006   Opteum        Opteum
1701121834   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500012100   12 MO LIBOR     6/5/2006   Opteum        Opteum
8500010508   6 MO LIBOR     3/20/2006   Opteum        Opteum
1707100703   6 MO LIBOR     5/26/2006   Opteum        Opteum
1707100592   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500010717   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500012431   12 MO LIBOR    6/19/2006   Opteum        Opteum
8500012738   6 MO LIBOR     6/23/2006   Opteum        Opteum
8500011161   12 MO LIBOR    4/20/2006   Opteum        Opteum
8500013096   6 MO LIBOR     7/12/2006   Opteum        Opteum
1701122875   6 MO LIBOR     6/26/2006   Opteum        Opteum
1701121638   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500012134   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500012357   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500011989   12 MO LIBOR    6/10/2006   Opteum        Opteum
1707100813   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011484   12 MO LIBOR     5/2/2006   Opteum        Opteum
1707101425   6 MO LIBOR     7/26/2006   Opteum        Opteum
8500011420   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500012534   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500012533   6 MO LIBOR     5/12/2006   Opteum        Opteum
1706102177   6 MO LIBOR      7/3/2006   Opteum        Opteum
8500010553   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500011342   6 MO LIBOR     5/10/2006   Opteum        Opteum
1701123589   6 MO LIBOR      8/1/2006   Opteum        Opteum
8500011416   12 MO LIBOR    5/10/2006   Opteum        Opteum
8500011987   12 MO LIBOR    5/25/2006   Opteum        Opteum
1701122900   6 MO LIBOR      7/5/2006   Opteum        Opteum
8600013947   6 MO LIBOR     7/10/2006   Opteum        Opteum
8500011733   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500010650   12 MO LIBOR    3/30/2006   Opteum        Opteum
1706102124   6 MO LIBOR     6/26/2006   Opteum        Opteum
1703103677   6 MO LIBOR     5/15/2006   Opteum        Opteum
8500012243   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500010725   6 MO LIBOR     3/29/2006   Opteum        Opteum
1707100424   6 MO LIBOR     4/27/2006   Opteum        Opteum
1701123332   6 MO LIBOR     7/25/2006   Opteum        Opteum
8500011238   6 MO LIBOR     4/21/2006   Opteum        Opteum
1701123599   6 MO LIBOR      8/7/2006   Opteum        Opteum
1707101197   6 MO LIBOR     7/14/2006   Opteum        Opteum
1703103672   6 MO LIBOR     5/16/2006   Opteum        Opteum
8500012568   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012354   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012552   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500011879   6 MO LIBOR      6/1/2006   Opteum        Opteum
1706102240   6 MO LIBOR      7/7/2006   Opteum        Opteum
1707100960   6 MO LIBOR     6/19/2006   Opteum        Opteum
1703103622   6 MO LIBOR     5/12/2006   Opteum        Opteum
8600013585   6 MO LIBOR     6/14/2006   Opteum        Opteum
1701122256   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500011170   12 MO LIBOR    4/28/2006   Opteum        Opteum
8500011874   6 MO LIBOR     5/18/2006   Opteum        Opteum
8500010405   12 MO LIBOR    3/24/2006   Opteum        Opteum
8500010808   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500011407   12 MO LIBOR    5/11/2006   Opteum        Opteum
8500010430   6 MO LIBOR     3/14/2006   Opteum        Opteum
8500011136   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011944   6 MO LIBOR      6/5/2006   Opteum        Opteum
8600013949   6 MO LIBOR     7/20/2006   Opteum        Opteum
8500010689   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500011467   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500012521   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500012583   6 MO LIBOR     6/15/2006   Opteum        Opteum
1703103633   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500011882   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011105   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500012250   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500012547   6 MO LIBOR     6/17/2006   Opteum        Opteum
8500011943   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011276   6 MO LIBOR     4/14/2006   Opteum        Opteum
1701123314   6 MO LIBOR     7/17/2006   Opteum        Opteum
1326000926   6 MO LIBOR     5/31/2006   Opteum        Opteum
8600012415   6 MO LIBOR     2/28/2006   Opteum        Opteum
1316001964   6 MO LIBOR     5/31/2006   Opteum        Opteum
1120100311   6 MO LIBOR     7/26/2006   Opteum        Opteum
8500011134   6 MO LIBOR     4/28/2006   Opteum        Opteum
8600012661   6 MO LIBOR     3/27/2006   Opteum        Opteum
8500011753   6 MO LIBOR     5/19/2006   Opteum        Opteum
1120100297   6 MO LIBOR      8/4/2006   Opteum        Opteum
8500010810   12 MO LIBOR    4/10/2006   Opteum        Opteum
8500011145   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500011945   6 MO LIBOR     5/25/2006   Opteum        Opteum
1701122591   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012265   6 MO LIBOR      6/7/2006   Opteum        Opteum
1311005047   6 MO LIBOR     7/31/2006   Opteum        Opteum
8500012075   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500010330   12 MO LIBOR    3/31/2006   Opteum        Opteum
1310012747   6 MO LIBOR     7/28/2006   Opteum        Opteum
8500011542   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500012254   6 MO LIBOR      6/8/2006   Opteum        Opteum
1707101102   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500011748   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500012461   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500011133   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500010663   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500011421   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011799   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011706   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500012152   12 MO LIBOR    6/13/2006   Opteum        Opteum
8500011789   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011787   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011771   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011914   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011701   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500012242   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500011761   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500011881   6 MO LIBOR     5/30/2006   Opteum        Opteum
8500011375   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011736   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011921   6 MO LIBOR      6/3/2006   Opteum        Opteum
8500012493   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012096   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500010854   12 MO LIBOR     4/8/2006   Opteum        Opteum
8500011926   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011283   6 MO LIBOR      5/8/2006   Opteum        Opteum
8500012561   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500011466   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500010989   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500012246   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500012256   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500012579   6 MO LIBOR     6/29/2006   Opteum        Opteum
1120100287   6 MO LIBOR     7/31/2006   Opteum        Opteum
1105114529   6 MO LIBOR     6/26/2006   Opteum        Opteum
1326000982   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500013075   12 MO LIBOR    7/10/2006   Opteum        Opteum
1326000990   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011946   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011632   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500011445   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500011993   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500011125   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011777   6 MO LIBOR     5/27/2006   Opteum        Opteum
1115103359   6 MO LIBOR      7/7/2006   Opteum        Opteum
8500011137   12 MO LIBOR    4/24/2006   Opteum        Opteum
1115103364   6 MO LIBOR     7/12/2006   Opteum        Opteum
8500010329   12 MO LIBOR    3/30/2006   Opteum        Opteum
1330000118   6 MO LIBOR     7/19/2006   Opteum        Opteum
1330000131   6 MO LIBOR      8/9/2006   Opteum        Opteum
1311005058   6 MO LIBOR     7/25/2006   Opteum        Opteum
8500012517   6 MO LIBOR     6/15/2006   Opteum        Opteum
1310012859   6 MO LIBOR     8/31/2006   Opteum        Opteum
1311005028   6 MO LIBOR     7/10/2006   Opteum        Opteum
8500012347   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500011118   6 MO LIBOR     4/28/2006   Opteum        Opteum
1323001638   6 MO LIBOR     6/22/2006   Opteum        Opteum
1328000220   6 MO LIBOR     8/16/2006   Opteum        Opteum
1330000066   6 MO LIBOR     7/31/2006   Opteum        Opteum
8500011699   6 MO LIBOR     5/31/2006   Opteum        Opteum
1115103349   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500011082   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500011499   12 MO LIBOR    5/24/2006   Opteum        Opteum
1326000829   6 MO LIBOR     5/30/2006   Opteum        Opteum
8500010970   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500011480   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500011714   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500010518   6 MO LIBOR     3/25/2006   Opteum        Opteum
8600013468   6 MO LIBOR     5/20/2006   Opteum        Opteum
1309007853   6 MO LIBOR     8/31/2006   Opteum        Opteum
8500011104   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011696   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011876   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011765   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011880   6 MO LIBOR     5/30/2006   Opteum        Opteum
1115103273   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011497   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500010652   12 MO LIBOR    3/29/2006   Opteum        Opteum
8600013741   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500011769   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011786   6 MO LIBOR     5/20/2006   Opteum        Opteum
8500011647   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500013066   12 MO LIBOR     7/7/2006   Opteum        Opteum
1105114664   6 MO LIBOR     7/13/2006   Opteum        Opteum
1105114725   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500010746   6 MO LIBOR     3/31/2006   Opteum        Opteum
1106000805   6 MO LIBOR      7/6/2006   Opteum        Opteum
1105114706   6 MO LIBOR     6/30/2006   Opteum        Opteum
1105114585   6 MO LIBOR     6/16/2006   Opteum        Opteum
1330000124   6 MO LIBOR     7/25/2006   Opteum        Opteum
1701121670   6 MO LIBOR     6/22/2006   Opteum        Opteum
1111002548   6 MO LIBOR     8/10/2006   Opteum        Opteum
8600013727   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012495   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012132   12 MO LIBOR     6/2/2006   Opteum        Opteum
8500010911   12 MO LIBOR     4/7/2006   Opteum        Opteum
8500010910   12 MO LIBOR     4/7/2006   Opteum        Opteum
1706102162   6 MO LIBOR     6/23/2006   Opteum        Opteum
1111002344   6 MO LIBOR      6/1/2006   Opteum        Opteum
1105114659   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011776   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500011695   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500013073   12 MO LIBOR    6/24/2006   Opteum        Opteum
8500010711   12 MO LIBOR    3/28/2006   Opteum        Opteum
1326001068   6 MO LIBOR     6/22/2006   Opteum        Opteum
1115103513   6 MO LIBOR     7/28/2006   Opteum        Opteum
8500010750   6 MO LIBOR     3/31/2006   Opteum        Opteum
1310012390   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500012591   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500011158   12 MO LIBOR    4/27/2006   Opteum        Opteum
1105114500   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011723   6 MO LIBOR     5/22/2006   Opteum        Opteum
1706102334   6 MO LIBOR      8/1/2006   Opteum        Opteum
8500011150   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500012508   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500010840   12 MO LIBOR    4/18/2006   Opteum        Opteum
1105114397   6 MO LIBOR     5/31/2006   Opteum        Opteum
1105114347   6 MO LIBOR     5/25/2006   Opteum        Opteum
1105114283   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011791   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011640   6 MO LIBOR     5/12/2006   Opteum        Opteum
1105114608   6 MO LIBOR     6/20/2006   Opteum        Opteum
1105114722   6 MO LIBOR     6/28/2006   Opteum        Opteum
1105115130   6 MO LIBOR     7/21/2006   Opteum        Opteum
1105114320   6 MO LIBOR     5/16/2006   Opteum        Opteum
8500011806   6 MO LIBOR     5/20/2006   Opteum        Opteum
1701123104   6 MO LIBOR     7/11/2006   Opteum        Opteum
8500011616   12 MO LIBOR    5/26/2006   Opteum        Opteum
1112000687   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500011725   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011544   12 MO LIBOR    5/20/2006   Opteum        Opteum
8500011522   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011533   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500012581   6 MO LIBOR     5/15/2006   Opteum        Opteum
8500012580   6 MO LIBOR      3/9/2006   Opteum        Opteum
8500012549   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012525   6 MO LIBOR     6/13/2006   Opteum        Opteum
1701123664   6 MO LIBOR     7/27/2006   Opteum        Opteum
8600014760   6 MO LIBOR      8/3/2006   Opteum        Opteum
8600014048   6 MO LIBOR     7/27/2006   Opteum        Opteum
1707101395   6 MO LIBOR      8/7/2006   Opteum        Opteum
1316002112   6 MO LIBOR     8/30/2006   Opteum        Opteum
8500013069   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500012160   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500012104   12 MO LIBOR    6/13/2006   Opteum        Opteum
8500011595   12 MO LIBOR    5/18/2006   Opteum        Opteum
8500011529   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011520   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011515   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500011106   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500011074   12 MO LIBOR    4/19/2006   Opteum        Opteum
8500010878   12 MO LIBOR     4/6/2006   Opteum        Opteum
8500010875   12 MO LIBOR    4/13/2006   Opteum        Opteum
8500010744   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010417   12 MO LIBOR    3/24/2006   Opteum        Opteum
8500010409   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500013078   12 MO LIBOR    6/19/2006   Opteum        Opteum
8500013077   12 MO LIBOR    6/23/2006   Opteum        Opteum
8500013076   12 MO LIBOR    7/12/2006   Opteum        Opteum
8500013071   12 MO LIBOR    6/29/2006   Opteum        Opteum
8500013068   12 MO LIBOR     7/6/2006   Opteum        Opteum
8500013067   12 MO LIBOR     7/8/2006   Opteum        Opteum
8500013065   12 MO LIBOR    6/22/2006   Opteum        Opteum
8500012433   12 MO LIBOR     4/6/2006   Opteum        Opteum
8500012430   12 MO LIBOR    4/12/2006   Opteum        Opteum
8500012424   12 MO LIBOR    6/16/2006   Opteum        Opteum
8500012421   12 MO LIBOR    6/21/2006   Opteum        Opteum
8500012420   12 MO LIBOR    6/18/2006   Opteum        Opteum
8500012419   12 MO LIBOR    3/22/2006   Opteum        Opteum
8500012417   12 MO LIBOR    6/12/2006   Opteum        Opteum
8500012415   12 MO LIBOR    6/16/2006   Opteum        Opteum
8500012413   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500012404   12 MO LIBOR    6/16/2006   Opteum        Opteum
8500012402   12 MO LIBOR    6/20/2006   Opteum        Opteum
8500012400   12 MO LIBOR    6/22/2006   Opteum        Opteum
8500012399   12 MO LIBOR    6/14/2006   Opteum        Opteum
8500012397   12 MO LIBOR    6/18/2006   Opteum        Opteum
8500012171   12 MO LIBOR     6/9/2006   Opteum        Opteum
8500012170   12 MO LIBOR    6/13/2006   Opteum        Opteum
8500012166   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500012165   12 MO LIBOR     6/8/2006   Opteum        Opteum
8500012164   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500012159   12 MO LIBOR     6/9/2006   Opteum        Opteum
8500012158   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500012156   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500012151   12 MO LIBOR     6/5/2006   Opteum        Opteum
8500012150   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500012149   12 MO LIBOR    6/12/2006   Opteum        Opteum
8500012147   12 MO LIBOR    6/11/2006   Opteum        Opteum
8500012145   12 MO LIBOR     6/5/2006   Opteum        Opteum
8500012143   12 MO LIBOR    6/14/2006   Opteum        Opteum
8500012142   12 MO LIBOR    6/14/2006   Opteum        Opteum
8500012141   12 MO LIBOR     6/2/2006   Opteum        Opteum
8500012130   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500012127   12 MO LIBOR     6/8/2006   Opteum        Opteum
8500012125   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500012117   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500012116   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500012112   12 MO LIBOR     6/8/2006   Opteum        Opteum
8500012111   12 MO LIBOR     6/2/2006   Opteum        Opteum
8500012109   12 MO LIBOR     6/6/2006   Opteum        Opteum
8500012106   12 MO LIBOR     6/5/2006   Opteum        Opteum
8500012088   12 MO LIBOR    5/15/2006   Opteum        Opteum
8500012086   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500012084   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500012080   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500012076   12 MO LIBOR    5/11/2006   Opteum        Opteum
8500012074   12 MO LIBOR     6/6/2006   Opteum        Opteum
8500012068   12 MO LIBOR    5/13/2006   Opteum        Opteum
8500012000   12 MO LIBOR    5/11/2006   Opteum        Opteum
8500011997   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500011996   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500011995   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011992   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011988   12 MO LIBOR    5/10/2006   Opteum        Opteum
8500011984   12 MO LIBOR     6/3/2006   Opteum        Opteum
8500011629   12 MO LIBOR    5/10/2006   Opteum        Opteum
8500011627   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500011626   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011619   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011617   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011608   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011607   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011605   12 MO LIBOR    5/18/2006   Opteum        Opteum
8500011603   12 MO LIBOR     6/6/2006   Opteum        Opteum
8500011601   12 MO LIBOR     6/5/2006   Opteum        Opteum
8500011600   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500011597   12 MO LIBOR     6/4/2006   Opteum        Opteum
8500011596   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011593   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011592   12 MO LIBOR    5/20/2006   Opteum        Opteum
8500011586   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011582   12 MO LIBOR    5/27/2006   Opteum        Opteum
8500011576   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011572   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011568   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011566   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500011564   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011563   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011561   12 MO LIBOR    5/12/2006   Opteum        Opteum
8500011559   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011558   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011557   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011556   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011554   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011550   12 MO LIBOR     5/9/2006   Opteum        Opteum
8500011548   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011547   12 MO LIBOR     5/4/2006   Opteum        Opteum
8500011543   12 MO LIBOR    5/18/2006   Opteum        Opteum
8500011541   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011540   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011535   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011531   12 MO LIBOR    5/11/2006   Opteum        Opteum
8500011527   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500011524   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011521   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500011514   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011512   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011510   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500011509   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011508   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011507   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011505   12 MO LIBOR     6/2/2006   Opteum        Opteum
8500011504   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011503   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011502   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011501   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011498   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011496   12 MO LIBOR    5/31/2006   Opteum        Opteum
8500011495   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011494   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500011492   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500011491   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011489   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011488   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011487   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500011486   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500011482   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011479   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011477   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011473   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011470   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011465   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011462   12 MO LIBOR    5/22/2006   Opteum        Opteum
8500011457   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011415   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011414   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500011411   12 MO LIBOR    5/15/2006   Opteum        Opteum
8500011406   12 MO LIBOR    5/16/2006   Opteum        Opteum
8500011404   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500011176   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500011173   12 MO LIBOR    4/28/2006   Opteum        Opteum
8500011171   12 MO LIBOR    4/28/2006   Opteum        Opteum
8500011162   12 MO LIBOR    4/19/2006   Opteum        Opteum
8500011140   12 MO LIBOR    4/23/2006   Opteum        Opteum
8500011131   12 MO LIBOR    4/22/2006   Opteum        Opteum
8500011130   12 MO LIBOR    4/22/2006   Opteum        Opteum
8500011129   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500011120   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500011113   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500011112   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500011110   12 MO LIBOR    4/12/2006   Opteum        Opteum
8500011108   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500011107   12 MO LIBOR    4/28/2006   Opteum        Opteum
8500011096   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500011095   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500011091   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500011079   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500011073   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500011063   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500011062   12 MO LIBOR    5/25/2006   Opteum        Opteum
8500011039   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500011024   12 MO LIBOR    4/19/2006   Opteum        Opteum
8500011021   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500011010   12 MO LIBOR    4/17/2006   Opteum        Opteum
8500010965   12 MO LIBOR    4/20/2006   Opteum        Opteum
8500010962   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500010909   12 MO LIBOR    4/27/2006   Opteum        Opteum
8500010908   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500010907   12 MO LIBOR    4/17/2006   Opteum        Opteum
8500010906   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500010902   12 MO LIBOR    4/20/2006   Opteum        Opteum
8500010900   12 MO LIBOR    4/28/2006   Opteum        Opteum
8500010898   12 MO LIBOR    4/28/2006   Opteum        Opteum
8500010887   12 MO LIBOR    4/19/2006   Opteum        Opteum
8500010884   12 MO LIBOR     4/5/2006   Opteum        Opteum
8500010882   12 MO LIBOR    4/25/2006   Opteum        Opteum
8500010880   12 MO LIBOR    3/17/2006   Opteum        Opteum
8500010876   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010874   12 MO LIBOR    4/19/2006   Opteum        Opteum
8500010871   12 MO LIBOR    4/17/2006   Opteum        Opteum
8500010870   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500010869   12 MO LIBOR    4/16/2006   Opteum        Opteum
8500010868   12 MO LIBOR    4/19/2006   Opteum        Opteum
8500010863   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500010861   12 MO LIBOR    4/18/2006   Opteum        Opteum
8500010860   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500010856   12 MO LIBOR    4/12/2006   Opteum        Opteum
8500010855   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500010853   12 MO LIBOR    4/21/2006   Opteum        Opteum
8500010852   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500010850   12 MO LIBOR    4/11/2006   Opteum        Opteum
8500010846   12 MO LIBOR    4/14/2006   Opteum        Opteum
8500010843   12 MO LIBOR    4/12/2006   Opteum        Opteum
8500010842   12 MO LIBOR    4/18/2006   Opteum        Opteum
8500010841   12 MO LIBOR    4/11/2006   Opteum        Opteum
8500010838   12 MO LIBOR    4/15/2006   Opteum        Opteum
8500010829   12 MO LIBOR    3/13/2006   Opteum        Opteum
8500010828   12 MO LIBOR    3/20/2006   Opteum        Opteum
8500010827   12 MO LIBOR    3/21/2006   Opteum        Opteum
8500010826   12 MO LIBOR    3/17/2006   Opteum        Opteum
8500010825   12 MO LIBOR    3/22/2006   Opteum        Opteum
8500010823   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010822   12 MO LIBOR    3/19/2006   Opteum        Opteum
8500010819   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010818   12 MO LIBOR    3/17/2006   Opteum        Opteum
8500010817   12 MO LIBOR    3/22/2006   Opteum        Opteum
8500010815   12 MO LIBOR    3/24/2006   Opteum        Opteum
8500010814   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010813   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010811   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010807   12 MO LIBOR    3/15/2006   Opteum        Opteum
8500010802   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010800   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010794   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010789   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010787   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010784   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010781   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010773   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010772   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010770   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010768   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010763   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010760   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010758   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010757   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010755   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010752   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010751   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010748   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010736   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010735   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010731   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010721   12 MO LIBOR    3/22/2006   Opteum        Opteum
8500010705   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010704   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010702   12 MO LIBOR    3/25/2006   Opteum        Opteum
8500010687   12 MO LIBOR    3/24/2006   Opteum        Opteum
8500010679   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010678   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010674   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010668   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010664   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010659   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010656   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010655   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010648   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010647   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010643   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010642   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010640   12 MO LIBOR     4/5/2006   Opteum        Opteum
8500010638   12 MO LIBOR    4/10/2006   Opteum        Opteum
8500010637   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010635   12 MO LIBOR     4/5/2006   Opteum        Opteum
8500010634   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010633   12 MO LIBOR     4/4/2006   Opteum        Opteum
8500010632   12 MO LIBOR    3/31/2006   Opteum        Opteum
8500010629   12 MO LIBOR    4/10/2006   Opteum        Opteum
8500010628   12 MO LIBOR     4/5/2006   Opteum        Opteum
8500010621   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010619   12 MO LIBOR     4/1/2006   Opteum        Opteum
8500010617   12 MO LIBOR     4/6/2006   Opteum        Opteum
8500010616   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010422   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010421   12 MO LIBOR    3/23/2006   Opteum        Opteum
8500010420   12 MO LIBOR    3/23/2006   Opteum        Opteum
8500010414   12 MO LIBOR    3/21/2006   Opteum        Opteum
8500010411   12 MO LIBOR    3/23/2006   Opteum        Opteum
8500010406   12 MO LIBOR    3/21/2006   Opteum        Opteum
8500010404   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010400   12 MO LIBOR    3/28/2006   Opteum        Opteum
8500010399   12 MO LIBOR    3/24/2006   Opteum        Opteum
8500010398   12 MO LIBOR    3/21/2006   Opteum        Opteum
8500010396   12 MO LIBOR    3/17/2006   Opteum        Opteum
8500010395   12 MO LIBOR    3/20/2006   Opteum        Opteum
8500010393   12 MO LIBOR    3/16/2006   Opteum        Opteum
8500010391   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010388   12 MO LIBOR    3/23/2006   Opteum        Opteum
8500010341   12 MO LIBOR    3/27/2006   Opteum        Opteum
8500010340   12 MO LIBOR    3/10/2006   Opteum        Opteum
8500012412   12 MO LIBOR    6/19/2006   Opteum        Opteum
8500012123   12 MO LIBOR    6/15/2006   Opteum        Opteum
8500011615   12 MO LIBOR    5/23/2006   Opteum        Opteum
8500011591   12 MO LIBOR    5/18/2006   Opteum        Opteum
8500011587   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011569   12 MO LIBOR    5/18/2006   Opteum        Opteum
8500011536   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500011523   12 MO LIBOR    5/20/2006   Opteum        Opteum
8500011483   12 MO LIBOR     6/2/2006   Opteum        Opteum
8500011478   12 MO LIBOR    5/30/2006   Opteum        Opteum
8500011413   12 MO LIBOR    5/10/2006   Opteum        Opteum
8500011124   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500011070   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500010769   12 MO LIBOR    3/25/2006   Opteum        Opteum
8500010742   12 MO LIBOR    3/15/2006   Opteum        Opteum
8500010630   12 MO LIBOR    4/12/2006   Opteum        Opteum
8500010426   12 MO LIBOR    3/22/2006   Opteum        Opteum
8500010410   12 MO LIBOR    3/16/2006   Opteum        Opteum
8500012168   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500011621   12 MO LIBOR     6/8/2006   Opteum        Opteum
8500011175   12 MO LIBOR    4/26/2006   Opteum        Opteum
8500010729   12 MO LIBOR    3/16/2006   Opteum        Opteum
8500010331   12 MO LIBOR     4/3/2006   Opteum        Opteum
8500013072   12 MO LIBOR    6/11/2006   Opteum        Opteum
8500012176   12 MO LIBOR     6/7/2006   Opteum        Opteum
8500012136   12 MO LIBOR     6/8/2006   Opteum        Opteum
8500012133   12 MO LIBOR    5/19/2006   Opteum        Opteum
8500012119   12 MO LIBOR     6/9/2006   Opteum        Opteum
8500011986   12 MO LIBOR    5/17/2006   Opteum        Opteum
8500011983   12 MO LIBOR     6/1/2006   Opteum        Opteum
8500011565   12 MO LIBOR    5/24/2006   Opteum        Opteum
8500011538   12 MO LIBOR    5/26/2006   Opteum        Opteum
8500010788   12 MO LIBOR    3/29/2006   Opteum        Opteum
8500010738   12 MO LIBOR    3/30/2006   Opteum        Opteum
8500010671   12 MO LIBOR    3/30/2006   Opteum        Opteum
1707101247   6 MO LIBOR     7/27/2006   Opteum        Opteum
1701122999   6 MO LIBOR     7/19/2006   Opteum        Opteum
1707100869   6 MO LIBOR     6/14/2006   Opteum        Opteum
1707100843   6 MO LIBOR     6/13/2006   Opteum        Opteum
1707100740   6 MO LIBOR      6/9/2006   Opteum        Opteum
1707100735   6 MO LIBOR     6/21/2006   Opteum        Opteum
1701122865   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500013118   6 MO LIBOR     7/11/2006   Opteum        Opteum
8500013116   6 MO LIBOR      7/3/2006   Opteum        Opteum
8500013113   6 MO LIBOR     7/13/2006   Opteum        Opteum
8500013111   6 MO LIBOR      7/6/2006   Opteum        Opteum
8500013106   6 MO LIBOR     7/10/2006   Opteum        Opteum
8500013103   6 MO LIBOR     7/13/2006   Opteum        Opteum
8500013102   6 MO LIBOR     7/13/2006   Opteum        Opteum
8500013100   6 MO LIBOR     7/10/2006   Opteum        Opteum
8500013099   6 MO LIBOR     7/12/2006   Opteum        Opteum
8500013095   6 MO LIBOR     7/13/2006   Opteum        Opteum
8500013094   6 MO LIBOR      7/8/2006   Opteum        Opteum
8500013092   6 MO LIBOR     7/12/2006   Opteum        Opteum
8500013091   6 MO LIBOR     7/12/2006   Opteum        Opteum
8500013087   6 MO LIBOR      7/6/2006   Opteum        Opteum
8500013086   6 MO LIBOR      7/1/2006   Opteum        Opteum
8500013080   6 MO LIBOR     7/14/2006   Opteum        Opteum
8500013079   6 MO LIBOR     7/11/2006   Opteum        Opteum
8500012748   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012747   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012744   6 MO LIBOR     6/27/2006   Opteum        Opteum
8500012743   6 MO LIBOR      7/5/2006   Opteum        Opteum
8500012740   6 MO LIBOR     6/23/2006   Opteum        Opteum
8500012730   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012614   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500012611   6 MO LIBOR     6/10/2006   Opteum        Opteum
8500012607   6 MO LIBOR     5/18/2006   Opteum        Opteum
8500012606   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500012589   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500012588   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500012587   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012584   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012577   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500012570   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012567   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012548   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012537   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500012535   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012529   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500012528   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012527   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012526   6 MO LIBOR     5/20/2006   Opteum        Opteum
8500012524   6 MO LIBOR     5/18/2006   Opteum        Opteum
8500012518   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500012516   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012511   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012507   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012502   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012500   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500012496   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500012490   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012487   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012484   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012483   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012481   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500012475   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500012473   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012472   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500012471   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012470   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012468   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012464   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012463   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500012458   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012456   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012455   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012453   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500012452   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012394   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012393   6 MO LIBOR     6/27/2006   Opteum        Opteum
8500012377   6 MO LIBOR     6/17/2006   Opteum        Opteum
8500012370   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500012368   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500012367   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500012365   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500012364   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012363   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012362   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500012359   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012356   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012355   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500012352   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500012350   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500012349   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500012272   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500012269   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012258   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012255   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012233   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012226   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012225   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500012224   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012223   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012220   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012218   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012216   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012210   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012209   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012204   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012031   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012030   6 MO LIBOR     5/12/2006   Opteum        Opteum
8500012025   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012021   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012016   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012012   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012011   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500012009   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012005   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012004   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500012003   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011981   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011980   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500011977   6 MO LIBOR     4/18/2006   Opteum        Opteum
8500011973   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011972   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011971   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011966   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011964   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500011955   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011954   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500011951   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011950   6 MO LIBOR      6/4/2006   Opteum        Opteum
8500011948   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500011947   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011938   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011935   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011934   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011933   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500011932   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011929   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011925   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011924   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011922   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011920   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011915   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011913   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011911   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500011909   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011907   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011888   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011886   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011878   6 MO LIBOR     5/30/2006   Opteum        Opteum
8500011875   6 MO LIBOR     3/10/2006   Opteum        Opteum
8500011871   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011869   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011804   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011802   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011795   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011792   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011783   6 MO LIBOR     5/18/2006   Opteum        Opteum
8500011782   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011781   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011780   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011778   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011773   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011772   6 MO LIBOR     5/30/2006   Opteum        Opteum
8500011770   6 MO LIBOR      6/8/2006   Opteum        Opteum
8500011768   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500011767   6 MO LIBOR     5/30/2006   Opteum        Opteum
8500011766   6 MO LIBOR     4/18/2006   Opteum        Opteum
8500011763   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011762   6 MO LIBOR      6/3/2006   Opteum        Opteum
8500011759   6 MO LIBOR     5/20/2006   Opteum        Opteum
8500011758   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011757   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011756   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500011755   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011750   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011745   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011744   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011740   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011739   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011734   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011732   6 MO LIBOR      6/3/2006   Opteum        Opteum
8500011727   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011722   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011719   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011718   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011716   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500011715   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011712   6 MO LIBOR     5/30/2006   Opteum        Opteum
8500011711   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011710   6 MO LIBOR     5/27/2006   Opteum        Opteum
8500011705   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011703   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500011700   6 MO LIBOR     5/26/2006   Opteum        Opteum
8500011698   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011697   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011693   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011690   6 MO LIBOR      5/8/2006   Opteum        Opteum
8500011688   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500011681   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011662   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011654   6 MO LIBOR     5/12/2006   Opteum        Opteum
8500011652   6 MO LIBOR      5/5/2006   Opteum        Opteum
8500011651   6 MO LIBOR     5/10/2006   Opteum        Opteum
8500011646   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500011645   6 MO LIBOR     5/10/2006   Opteum        Opteum
8500011644   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011641   6 MO LIBOR      6/1/2006   Opteum        Opteum
8500011639   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011638   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500011635   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011454   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011440   6 MO LIBOR     5/18/2006   Opteum        Opteum
8500011438   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011427   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011425   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500011424   6 MO LIBOR     5/23/2006   Opteum        Opteum
8500011402   6 MO LIBOR     5/17/2006   Opteum        Opteum
8500011400   6 MO LIBOR     5/16/2006   Opteum        Opteum
8500011399   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500011397   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500011396   6 MO LIBOR      5/4/2006   Opteum        Opteum
8500011392   6 MO LIBOR      5/4/2006   Opteum        Opteum
8500011391   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500011385   6 MO LIBOR      5/3/2006   Opteum        Opteum
8500011384   6 MO LIBOR      5/8/2006   Opteum        Opteum
8500011379   6 MO LIBOR      5/2/2006   Opteum        Opteum
8500011378   6 MO LIBOR      4/5/2006   Opteum        Opteum
8500011376   6 MO LIBOR      5/1/2006   Opteum        Opteum
8500011372   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500011370   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011369   6 MO LIBOR      5/6/2006   Opteum        Opteum
8500011367   6 MO LIBOR     5/10/2006   Opteum        Opteum
8500011365   6 MO LIBOR      5/4/2006   Opteum        Opteum
8500011362   6 MO LIBOR      5/8/2006   Opteum        Opteum
8500011361   6 MO LIBOR      5/2/2006   Opteum        Opteum
8500011360   6 MO LIBOR     5/15/2006   Opteum        Opteum
8500011355   6 MO LIBOR      5/4/2006   Opteum        Opteum
8500011354   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500011353   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500011350   6 MO LIBOR     5/10/2006   Opteum        Opteum
8500011349   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500011340   6 MO LIBOR     5/11/2006   Opteum        Opteum
8500011339   6 MO LIBOR     5/10/2006   Opteum        Opteum
8500011285   6 MO LIBOR     4/21/2006   Opteum        Opteum
8500011284   6 MO LIBOR     5/15/2006   Opteum        Opteum
8500011275   6 MO LIBOR     4/13/2006   Opteum        Opteum
8500011267   6 MO LIBOR      5/3/2006   Opteum        Opteum
8500011266   6 MO LIBOR      5/2/2006   Opteum        Opteum
8500011262   6 MO LIBOR     4/18/2006   Opteum        Opteum
8500011261   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500011251   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011245   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011064   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500011015   6 MO LIBOR      4/6/2006   Opteum        Opteum
8500011011   6 MO LIBOR     3/18/2006   Opteum        Opteum
8500010990   6 MO LIBOR     4/25/2006   Opteum        Opteum
8500010980   6 MO LIBOR     4/25/2006   Opteum        Opteum
8500010749   6 MO LIBOR     3/26/2006   Opteum        Opteum
8500010554   6 MO LIBOR      4/3/2006   Opteum        Opteum
8500010552   6 MO LIBOR      4/8/2006   Opteum        Opteum
8500010548   6 MO LIBOR     3/17/2006   Opteum        Opteum
8500010543   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010523   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500010521   6 MO LIBOR     3/28/2006   Opteum        Opteum
8500010517   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010516   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500010514   6 MO LIBOR     3/23/2006   Opteum        Opteum
8500010513   6 MO LIBOR     3/27/2006   Opteum        Opteum
8500010511   6 MO LIBOR     3/25/2006   Opteum        Opteum
8500010505   6 MO LIBOR     3/24/2006   Opteum        Opteum
8500010504   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500010503   6 MO LIBOR     3/27/2006   Opteum        Opteum
8500010502   6 MO LIBOR     3/28/2006   Opteum        Opteum
8500010497   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500010495   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500010431   6 MO LIBOR     3/20/2006   Opteum        Opteum
8500010429   6 MO LIBOR     3/15/2006   Opteum        Opteum
8500010428   6 MO LIBOR     3/28/2006   Opteum        Opteum
8500010425   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500010424   6 MO LIBOR     3/15/2006   Opteum        Opteum
8500010316   6 MO LIBOR      3/9/2006   Opteum        Opteum
8500010313   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010310   6 MO LIBOR     3/15/2006   Opteum        Opteum
8500010297   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500010293   6 MO LIBOR     3/20/2006   Opteum        Opteum
8500010292   6 MO LIBOR     3/24/2006   Opteum        Opteum
8500010291   6 MO LIBOR     3/15/2006   Opteum        Opteum
8500010290   6 MO LIBOR      3/6/2006   Opteum        Opteum
1323001670   6 MO LIBOR     6/30/2006   Opteum        Opteum
8500012600   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500012599   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500012569   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500012541   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500012532   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500012392   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500012390   6 MO LIBOR     6/20/2006   Opteum        Opteum
8500012028   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011451   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500011450   6 MO LIBOR     5/16/2006   Opteum        Opteum
8500011343   6 MO LIBOR      5/1/2006   Opteum        Opteum
8500010556   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500010551   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500012497   6 MO LIBOR     6/23/2006   Opteum        Opteum
8500012491   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012395   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012378   6 MO LIBOR     6/22/2006   Opteum        Opteum
8500012343   6 MO LIBOR     6/29/2006   Opteum        Opteum
8500012274   6 MO LIBOR     6/16/2006   Opteum        Opteum
8500012267   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500012257   6 MO LIBOR     6/12/2006   Opteum        Opteum
8500012251   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500012235   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012027   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500012026   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011999   6 MO LIBOR     6/14/2006   Opteum        Opteum
8500011975   6 MO LIBOR     4/21/2006   Opteum        Opteum
8500011919   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500010786   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500010515   6 MO LIBOR     3/28/2006   Opteum        Opteum
8500010499   6 MO LIBOR     3/28/2006   Opteum        Opteum
8500010317   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500012593   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500012546   6 MO LIBOR     6/23/2006   Opteum        Opteum
8500012506   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012382   6 MO LIBOR     6/28/2006   Opteum        Opteum
8500012264   6 MO LIBOR     6/15/2006   Opteum        Opteum
8500011940   6 MO LIBOR      6/5/2006   Opteum        Opteum
8500011906   6 MO LIBOR      6/2/2006   Opteum        Opteum
8500011885   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011872   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011796   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011794   6 MO LIBOR     5/20/2006   Opteum        Opteum
8500011790   6 MO LIBOR      2/3/2006   Opteum        Opteum
8500011788   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011747   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500011742   6 MO LIBOR     5/24/2006   Opteum        Opteum
8500011741   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011735   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011720   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011704   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011702   6 MO LIBOR     5/31/2006   Opteum        Opteum
8500011664   6 MO LIBOR     2/17/2006   Opteum        Opteum
8500011034   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011033   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011031   6 MO LIBOR     4/14/2006   Opteum        Opteum
8500011027   6 MO LIBOR     4/13/2006   Opteum        Opteum
8500011025   6 MO LIBOR      4/5/2006   Opteum        Opteum
8500011022   6 MO LIBOR      4/5/2006   Opteum        Opteum
8500011017   6 MO LIBOR     4/19/2006   Opteum        Opteum
8500011009   6 MO LIBOR      4/7/2006   Opteum        Opteum
8500010434   6 MO LIBOR     3/20/2006   Opteum        Opteum
8500010432   6 MO LIBOR     3/22/2006   Opteum        Opteum
8500009459   6 MO LIBOR    12/12/2005   Opteum        Opteum
8500012739   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500012519   6 MO LIBOR     6/27/2006   Opteum        Opteum
8500012509   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012504   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500012494   6 MO LIBOR     6/26/2006   Opteum        Opteum
8500012376   6 MO LIBOR     6/21/2006   Opteum        Opteum
8500012275   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500012019   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011019   6 MO LIBOR     4/25/2006   Opteum        Opteum
8500010314   6 MO LIBOR     3/27/2006   Opteum        Opteum
8500010308   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010988   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500010327   6 MO LIBOR     3/24/2006   Opteum        Opteum
8500010321   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010312   6 MO LIBOR     3/21/2006   Opteum        Opteum
8500012515   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012503   6 MO LIBOR     6/19/2006   Opteum        Opteum
8500012262   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500012248   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500012115   6 MO LIBOR      6/7/2006   Opteum        Opteum
8500011961   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500011960   6 MO LIBOR     6/11/2006   Opteum        Opteum
8500011939   6 MO LIBOR      6/6/2006   Opteum        Opteum
8500011443   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011280   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011278   6 MO LIBOR      5/9/2006   Opteum        Opteum
8500011269   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500011268   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500010525   6 MO LIBOR     3/23/2006   Opteum        Opteum
8500012492   6 MO LIBOR     6/13/2006   Opteum        Opteum
8500012271   6 MO LIBOR      6/3/2006   Opteum        Opteum
8500012268   6 MO LIBOR      6/9/2006   Opteum        Opteum
8500012240   6 MO LIBOR      6/7/2006   Opteum        Opteum
1330000077   6 MO LIBOR     6/30/2006   Opteum        Opteum
1330000075   6 MO LIBOR     5/31/2006   Opteum        Opteum
1328000230   6 MO LIBOR     7/24/2006   Opteum        Opteum
1327000325   6 MO LIBOR     8/15/2006   Opteum        Opteum
1326001084   6 MO LIBOR     6/26/2006   Opteum        Opteum
1326001021   6 MO LIBOR     5/31/2006   Opteum        Opteum
1326001000   6 MO LIBOR     5/31/2006   Opteum        Opteum
1326000798   6 MO LIBOR      6/2/2006   Opteum        Opteum
1323001857   6 MO LIBOR     8/17/2006   Opteum        Opteum
1323001644   6 MO LIBOR     6/29/2006   Opteum        Opteum
1323001510   6 MO LIBOR     6/28/2006   Opteum        Opteum
1323001412   6 MO LIBOR     5/31/2006   Opteum        Opteum
1316001824   6 MO LIBOR     8/29/2006   Opteum        Opteum
1315003243   6 MO LIBOR     5/25/2006   Opteum        Opteum
1312004499   6 MO LIBOR     8/30/2006   Opteum        Opteum
1312004470   6 MO LIBOR     7/17/2006   Opteum        Opteum
1312004404   6 MO LIBOR      6/1/2006   Opteum        Opteum
1312004389   6 MO LIBOR     5/17/2006   Opteum        Opteum
1311005136   6 MO LIBOR     8/24/2006   Opteum        Opteum
1309008669   6 MO LIBOR     5/25/2006   Opteum        Opteum
1309008596   6 MO LIBOR     5/31/2006   Opteum        Opteum
1308004752   6 MO LIBOR     8/31/2006   Opteum        Opteum
1304007697   6 MO LIBOR      7/3/2006   Opteum        Opteum
1105114324   6 MO LIBOR     5/18/2006   Opteum        Opteum
8600013904   6 MO LIBOR     7/20/2006   Opteum        Opteum
1105114580   6 MO LIBOR     6/16/2006   Opteum        Opteum
1105114532   6 MO LIBOR     6/20/2006   Opteum        Opteum
1105114424   6 MO LIBOR     6/21/2006   Opteum        Opteum
1105113816   6 MO LIBOR     3/20/2006   Opteum        Opteum
8500011138   6 MO LIBOR      5/2/2006   Opteum        Opteum
8500010795   6 MO LIBOR     3/10/2006   Opteum        Opteum
1707101291   6 MO LIBOR     7/20/2006   Opteum        Opteum
1707100739   6 MO LIBOR      6/8/2006   Opteum        Opteum
1701123385   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701123038   6 MO LIBOR      7/1/2006   Opteum        Opteum
1701122715   6 MO LIBOR     6/22/2006   Opteum        Opteum
1701122034   6 MO LIBOR     5/18/2006   Opteum        Opteum
1701121975   6 MO LIBOR      5/5/2006   Opteum        Opteum
1323001595   6 MO LIBOR      6/8/2006   Opteum        Opteum
1322000406   6 MO LIBOR     8/21/2006   Opteum        Opteum
1311004806   6 MO LIBOR      6/2/2006   Opteum        Opteum
1310012643   6 MO LIBOR     7/11/2006   Opteum        Opteum
1120100317   6 MO LIBOR      8/9/2006   Opteum        Opteum
1120100307   6 MO LIBOR      8/8/2006   Opteum        Opteum
1120100276   6 MO LIBOR     7/12/2006   Opteum        Opteum
1120100242   6 MO LIBOR     6/20/2006   Opteum        Opteum
1115103387   6 MO LIBOR     6/29/2006   Opteum        Opteum
1115103378   6 MO LIBOR     6/30/2006   Opteum        Opteum
1115103278   6 MO LIBOR      6/9/2006   Opteum        Opteum
1115103256   6 MO LIBOR      6/8/2006   Opteum        Opteum
1115103254   6 MO LIBOR     5/31/2006   Opteum        Opteum
1115103178   6 MO LIBOR     5/31/2006   Opteum        Opteum
1115103125   6 MO LIBOR     5/19/2006   Opteum        Opteum
1105115833   6 MO LIBOR     8/28/2006   Opteum        Opteum
1105115769   6 MO LIBOR     8/31/2006   Opteum        Opteum
1105115662   6 MO LIBOR     8/15/2006   Opteum        Opteum
1105115182   6 MO LIBOR     7/19/2006   Opteum        Opteum
1105115162   6 MO LIBOR     7/19/2006   Opteum        Opteum
1105115104   6 MO LIBOR     7/13/2006   Opteum        Opteum
1105115007   6 MO LIBOR     7/12/2006   Opteum        Opteum
1105114877   6 MO LIBOR     7/24/2006   Opteum        Opteum
1105114700   6 MO LIBOR     6/29/2006   Opteum        Opteum
1105114666   6 MO LIBOR     6/23/2006   Opteum        Opteum
1105114517   6 MO LIBOR      6/5/2006   Opteum        Opteum
1105114435   6 MO LIBOR     5/23/2006   Opteum        Opteum
1105114390   6 MO LIBOR     6/30/2006   Opteum        Opteum
1105114159   6 MO LIBOR     5/26/2006   Opteum        Opteum
1105114101   6 MO LIBOR     5/19/2006   Opteum        Opteum
8500010667   6 MO LIBOR      3/7/2006   Opteum        Opteum
1330000144   6 MO LIBOR     8/22/2006   Opteum        Opteum
1310012853   6 MO LIBOR     8/11/2006   Opteum        Opteum
1112000704   6 MO LIBOR     7/14/2006   Opteum        Opteum
1703103236   6 MO LIBOR     2/13/2006   Opteum        Opteum
8600013497   6 MO LIBOR     5/23/2006   Opteum        Opteum
8600014534   6 MO LIBOR      8/9/2006   Opteum        Opteum
8600014189   6 MO LIBOR     7/31/2006   Opteum        Opteum
8600014184   6 MO LIBOR     7/28/2006   Opteum        Opteum
8600014167   6 MO LIBOR     7/24/2006   Opteum        Opteum
8600014125   6 MO LIBOR     7/26/2006   Opteum        Opteum
8600014080   6 MO LIBOR     7/31/2006   Opteum        Opteum
8600013969   6 MO LIBOR      7/8/2006   Opteum        Opteum
8600013860   6 MO LIBOR     6/29/2006   Opteum        Opteum
8600013854   6 MO LIBOR     6/30/2006   Opteum        Opteum
8600013837   6 MO LIBOR     7/10/2006   Opteum        Opteum
8600013819   6 MO LIBOR     6/28/2006   Opteum        Opteum
8600013816   6 MO LIBOR     6/20/2006   Opteum        Opteum
8600013814   6 MO LIBOR     6/30/2006   Opteum        Opteum
8600013787   6 MO LIBOR     6/23/2006   Opteum        Opteum
8600013786   6 MO LIBOR     6/22/2006   Opteum        Opteum
8600013784   6 MO LIBOR     6/23/2006   Opteum        Opteum
8600013770   6 MO LIBOR     6/21/2006   Opteum        Opteum
8600013763   6 MO LIBOR     6/16/2006   Opteum        Opteum
8600013686   6 MO LIBOR      6/7/2006   Opteum        Opteum
8600013680   6 MO LIBOR      7/6/2006   Opteum        Opteum
8600013657   6 MO LIBOR     7/14/2006   Opteum        Opteum
8600013647   6 MO LIBOR     6/15/2006   Opteum        Opteum
8600013646   6 MO LIBOR      6/2/2006   Opteum        Opteum
8600013630   6 MO LIBOR     6/23/2006   Opteum        Opteum
8600013617   6 MO LIBOR      6/9/2006   Opteum        Opteum
8600013615   6 MO LIBOR      6/6/2006   Opteum        Opteum
8600013593   6 MO LIBOR     6/14/2006   Opteum        Opteum
8600013574   6 MO LIBOR      6/1/2006   Opteum        Opteum
8600013572   6 MO LIBOR     5/25/2006   Opteum        Opteum
8600013560   6 MO LIBOR      6/5/2006   Opteum        Opteum
8600013498   6 MO LIBOR     5/11/2006   Opteum        Opteum
8600013472   6 MO LIBOR     5/24/2006   Opteum        Opteum
8600013456   6 MO LIBOR     5/17/2006   Opteum        Opteum
8600013452   6 MO LIBOR      6/8/2006   Opteum        Opteum
8600013451   6 MO LIBOR     5/15/2006   Opteum        Opteum
8600013401   6 MO LIBOR     5/13/2006   Opteum        Opteum
8600013353   6 MO LIBOR     4/27/2006   Opteum        Opteum
8600013331   6 MO LIBOR     4/28/2006   Opteum        Opteum
8600013302   6 MO LIBOR     4/25/2006   Opteum        Opteum
8600013298   6 MO LIBOR     5/16/2006   Opteum        Opteum
8600013291   6 MO LIBOR      7/7/2006   Opteum        Opteum
8600013224   6 MO LIBOR      5/5/2006   Opteum        Opteum
8600013183   6 MO LIBOR      4/6/2006   Opteum        Opteum
8600013181   6 MO LIBOR     4/11/2006   Opteum        Opteum
8600013149   6 MO LIBOR     4/11/2006   Opteum        Opteum
8600013041   6 MO LIBOR     3/20/2006   Opteum        Opteum
8500011180   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011179   6 MO LIBOR     4/26/2006   Opteum        Opteum
8500011168   6 MO LIBOR     4/21/2006   Opteum        Opteum
8500011152   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500011151   6 MO LIBOR     4/24/2006   Opteum        Opteum
8500011149   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011144   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500011142   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011135   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011132   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011126   6 MO LIBOR     4/25/2006   Opteum        Opteum
8500011119   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011115   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011114   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011109   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011100   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011097   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500011093   6 MO LIBOR     4/17/2006   Opteum        Opteum
8500011084   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011058   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011053   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500011051   6 MO LIBOR     4/20/2006   Opteum        Opteum
8500011045   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011043   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011042   6 MO LIBOR     4/28/2006   Opteum        Opteum
8500011037   6 MO LIBOR     4/27/2006   Opteum        Opteum
8500010809   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010804   6 MO LIBOR     3/10/2006   Opteum        Opteum
8500010803   6 MO LIBOR     3/29/2006   Opteum        Opteum
8500010759   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010747   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010745   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010726   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010707   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010693   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010684   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010682   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010670   6 MO LIBOR     3/31/2006   Opteum        Opteum
8500010646   6 MO LIBOR     3/30/2006   Opteum        Opteum
8500010645   6 MO LIBOR     3/30/2006   Opteum        Opteum
1901026661   6 MO LIBOR     8/10/2006   Opteum        Opteum
1901026554   6 MO LIBOR     7/28/2006   Opteum        Opteum
1901025500   6 MO LIBOR     5/23/2006   Opteum        Opteum
1707101886   6 MO LIBOR     8/24/2006   Opteum        Opteum
1707101497   6 MO LIBOR      8/9/2006   Opteum        Opteum
1707101467   6 MO LIBOR     8/23/2006   Opteum        Opteum
1707101439   6 MO LIBOR     8/10/2006   Opteum        Opteum
1707101393   6 MO LIBOR      8/2/2006   Opteum        Opteum
1707101364   6 MO LIBOR     8/29/2006   Opteum        Opteum
1707101293   6 MO LIBOR     7/26/2006   Opteum        Opteum
1707101286   6 MO LIBOR     7/14/2006   Opteum        Opteum
1707101282   6 MO LIBOR     7/17/2006   Opteum        Opteum
1707101271   6 MO LIBOR     7/18/2006   Opteum        Opteum
1707101265   6 MO LIBOR     7/26/2006   Opteum        Opteum
1707101236   6 MO LIBOR     7/18/2006   Opteum        Opteum
1707101206   6 MO LIBOR     7/26/2006   Opteum        Opteum
1707101194   6 MO LIBOR     7/26/2006   Opteum        Opteum
1707101190   6 MO LIBOR      8/7/2006   Opteum        Opteum
1707101188   6 MO LIBOR     7/19/2006   Opteum        Opteum
1707101185   6 MO LIBOR     7/19/2006   Opteum        Opteum
1707101153   6 MO LIBOR     7/19/2006   Opteum        Opteum
1707101121   6 MO LIBOR      7/5/2006   Opteum        Opteum
1707101080   6 MO LIBOR     6/30/2006   Opteum        Opteum
1707101053   6 MO LIBOR     7/12/2006   Opteum        Opteum
1707101029   6 MO LIBOR     6/28/2006   Opteum        Opteum
1707101019   6 MO LIBOR     7/13/2006   Opteum        Opteum
1707100996   6 MO LIBOR     7/28/2006   Opteum        Opteum
1707100989   6 MO LIBOR     6/22/2006   Opteum        Opteum
1707100973   6 MO LIBOR     6/26/2006   Opteum        Opteum
1707100962   6 MO LIBOR     6/21/2006   Opteum        Opteum
1707100881   6 MO LIBOR     6/20/2006   Opteum        Opteum
1707100878   6 MO LIBOR      7/7/2006   Opteum        Opteum
1707100865   6 MO LIBOR      6/7/2006   Opteum        Opteum
1707100857   6 MO LIBOR     6/20/2006   Opteum        Opteum
1707100855   6 MO LIBOR     6/21/2006   Opteum        Opteum
1707100838   6 MO LIBOR     6/12/2006   Opteum        Opteum
1707100783   6 MO LIBOR      6/5/2006   Opteum        Opteum
1707100781   6 MO LIBOR      6/5/2006   Opteum        Opteum
1707100752   6 MO LIBOR     5/30/2006   Opteum        Opteum
1707100738   6 MO LIBOR     5/24/2006   Opteum        Opteum
1707100685   6 MO LIBOR     5/25/2006   Opteum        Opteum
1707100660   6 MO LIBOR      6/1/2006   Opteum        Opteum
1707100650   6 MO LIBOR     5/26/2006   Opteum        Opteum
1707100644   6 MO LIBOR     5/22/2006   Opteum        Opteum
1707100640   6 MO LIBOR     5/15/2006   Opteum        Opteum
1707100627   6 MO LIBOR     5/30/2006   Opteum        Opteum
1707100616   6 MO LIBOR     5/11/2006   Opteum        Opteum
1707100589   6 MO LIBOR     5/17/2006   Opteum        Opteum
1707100565   6 MO LIBOR     5/19/2006   Opteum        Opteum
1707100478   6 MO LIBOR     5/11/2006   Opteum        Opteum
1707100458   6 MO LIBOR     5/18/2006   Opteum        Opteum
1707100435   6 MO LIBOR     5/25/2006   Opteum        Opteum
1706102288   6 MO LIBOR     7/13/2006   Opteum        Opteum
1706102285   6 MO LIBOR     7/14/2006   Opteum        Opteum
1706102279   6 MO LIBOR     7/13/2006   Opteum        Opteum
1706102262   6 MO LIBOR      7/1/2006   Opteum        Opteum
1706102224   6 MO LIBOR     6/29/2006   Opteum        Opteum
1706102220   6 MO LIBOR      7/3/2006   Opteum        Opteum
1706102214   6 MO LIBOR      7/7/2006   Opteum        Opteum
1706102181   6 MO LIBOR     6/26/2006   Opteum        Opteum
1706102157   6 MO LIBOR     6/13/2006   Opteum        Opteum
1706102155   6 MO LIBOR     6/14/2006   Opteum        Opteum
1706102141   6 MO LIBOR     6/20/2006   Opteum        Opteum
1706102110   6 MO LIBOR     6/14/2006   Opteum        Opteum
1706102094   6 MO LIBOR      6/7/2006   Opteum        Opteum
1706102083   6 MO LIBOR      6/7/2006   Opteum        Opteum
1706102058   6 MO LIBOR      6/2/2006   Opteum        Opteum
1706102049   6 MO LIBOR      6/7/2006   Opteum        Opteum
1706102044   6 MO LIBOR      6/8/2006   Opteum        Opteum
1706102016   6 MO LIBOR      6/8/2006   Opteum        Opteum
1706102015   6 MO LIBOR     5/18/2006   Opteum        Opteum
1706102007   6 MO LIBOR     6/27/2006   Opteum        Opteum
1706101999   6 MO LIBOR     5/24/2006   Opteum        Opteum
1706101997   6 MO LIBOR     5/17/2006   Opteum        Opteum
1706101981   6 MO LIBOR     5/11/2006   Opteum        Opteum
1706101935   6 MO LIBOR     5/16/2006   Opteum        Opteum
1706101933   6 MO LIBOR     5/11/2006   Opteum        Opteum
1706101919   6 MO LIBOR      5/2/2006   Opteum        Opteum
1705000790   6 MO LIBOR     6/15/2006   Opteum        Opteum
1703103649   6 MO LIBOR     5/12/2006   Opteum        Opteum
1701123892   6 MO LIBOR      8/9/2006   Opteum        Opteum
1701123865   6 MO LIBOR     8/11/2006   Opteum        Opteum
1701123851   6 MO LIBOR      8/3/2006   Opteum        Opteum
1701123791   6 MO LIBOR      8/4/2006   Opteum        Opteum
1701123734   6 MO LIBOR     7/26/2006   Opteum        Opteum
1701123727   6 MO LIBOR      8/1/2006   Opteum        Opteum
1701123713   6 MO LIBOR      8/1/2006   Opteum        Opteum
1701123548   6 MO LIBOR     7/25/2006   Opteum        Opteum
1701123531   6 MO LIBOR     7/31/2006   Opteum        Opteum
1701123491   6 MO LIBOR     7/24/2006   Opteum        Opteum
1701123489   6 MO LIBOR     7/28/2006   Opteum        Opteum
1701123433   6 MO LIBOR     7/17/2006   Opteum        Opteum
1701123429   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701123374   6 MO LIBOR      8/1/2006   Opteum        Opteum
1701123328   6 MO LIBOR     7/20/2006   Opteum        Opteum
1701123316   6 MO LIBOR     7/26/2006   Opteum        Opteum
1701123300   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701123265   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701123258   6 MO LIBOR     7/14/2006   Opteum        Opteum
1701123251   6 MO LIBOR     7/27/2006   Opteum        Opteum
1701123233   6 MO LIBOR     7/19/2006   Opteum        Opteum
1701123222   6 MO LIBOR      8/1/2006   Opteum        Opteum
1701123212   6 MO LIBOR     7/11/2006   Opteum        Opteum
1701123209   6 MO LIBOR     7/14/2006   Opteum        Opteum
1701123177   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701123174   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701123157   6 MO LIBOR      7/6/2006   Opteum        Opteum
1701123146   6 MO LIBOR     7/13/2006   Opteum        Opteum
1701123144   6 MO LIBOR     7/12/2006   Opteum        Opteum
1701123140   6 MO LIBOR     7/13/2006   Opteum        Opteum
1701123133   6 MO LIBOR     7/11/2006   Opteum        Opteum
1701123124   6 MO LIBOR     6/30/2006   Opteum        Opteum
1701123119   6 MO LIBOR      7/6/2006   Opteum        Opteum
1701123108   6 MO LIBOR     7/10/2006   Opteum        Opteum
1701123062   6 MO LIBOR     7/24/2006   Opteum        Opteum
1701123046   6 MO LIBOR      7/7/2006   Opteum        Opteum
1701123041   6 MO LIBOR     7/11/2006   Opteum        Opteum
1701123030   6 MO LIBOR      7/6/2006   Opteum        Opteum
1701122988   6 MO LIBOR     6/29/2006   Opteum        Opteum
1701122949   6 MO LIBOR     7/14/2006   Opteum        Opteum
1701122930   6 MO LIBOR     6/27/2006   Opteum        Opteum
1701122883   6 MO LIBOR     6/23/2006   Opteum        Opteum
1701122871   6 MO LIBOR      7/5/2006   Opteum        Opteum
1701122867   6 MO LIBOR     7/18/2006   Opteum        Opteum
1701122795   6 MO LIBOR     6/22/2006   Opteum        Opteum
1701122794   6 MO LIBOR     6/22/2006   Opteum        Opteum
1701122781   6 MO LIBOR      7/1/2006   Opteum        Opteum
1701122758   6 MO LIBOR     7/10/2006   Opteum        Opteum
1701122751   6 MO LIBOR      7/1/2006   Opteum        Opteum
1701122747   6 MO LIBOR     6/22/2006   Opteum        Opteum
1701122736   6 MO LIBOR     6/26/2006   Opteum        Opteum
1701122713   6 MO LIBOR     7/10/2006   Opteum        Opteum
1701122703   6 MO LIBOR     6/14/2006   Opteum        Opteum
1701122701   6 MO LIBOR      7/6/2006   Opteum        Opteum
1701122669   6 MO LIBOR     6/23/2006   Opteum        Opteum
1701122668   6 MO LIBOR     6/27/2006   Opteum        Opteum
1701122631   6 MO LIBOR      6/8/2006   Opteum        Opteum
1701122629   6 MO LIBOR     6/13/2006   Opteum        Opteum
1701122576   6 MO LIBOR      6/7/2006   Opteum        Opteum
1701122562   6 MO LIBOR     6/12/2006   Opteum        Opteum
1701122552   6 MO LIBOR      7/1/2006   Opteum        Opteum
1701122536   6 MO LIBOR     6/13/2006   Opteum        Opteum
1701122519   6 MO LIBOR     7/11/2006   Opteum        Opteum
1701122461   6 MO LIBOR     6/13/2006   Opteum        Opteum
1701122448   6 MO LIBOR      6/1/2006   Opteum        Opteum
1701122430   6 MO LIBOR      6/1/2006   Opteum        Opteum
1701122387   6 MO LIBOR     6/14/2006   Opteum        Opteum
1701122383   6 MO LIBOR     5/25/2006   Opteum        Opteum
1701122368   6 MO LIBOR      6/7/2006   Opteum        Opteum
1701122345   6 MO LIBOR     5/25/2006   Opteum        Opteum
1701122333   6 MO LIBOR     7/10/2006   Opteum        Opteum
1701122312   6 MO LIBOR     5/23/2006   Opteum        Opteum
1701122288   6 MO LIBOR     5/22/2006   Opteum        Opteum
1701122281   6 MO LIBOR      6/6/2006   Opteum        Opteum
1701122276   6 MO LIBOR      6/7/2006   Opteum        Opteum
1701122268   6 MO LIBOR     5/22/2006   Opteum        Opteum
1701122264   6 MO LIBOR     5/23/2006   Opteum        Opteum
1701122249   6 MO LIBOR     5/19/2006   Opteum        Opteum
1701122244   6 MO LIBOR      6/8/2006   Opteum        Opteum
1701122233   6 MO LIBOR     5/23/2006   Opteum        Opteum
1701122220   6 MO LIBOR     5/17/2006   Opteum        Opteum
1701122192   6 MO LIBOR     5/16/2006   Opteum        Opteum
1701122178   6 MO LIBOR     5/24/2006   Opteum        Opteum
1701122172   6 MO LIBOR     5/12/2006   Opteum        Opteum
1701122165   6 MO LIBOR     5/18/2006   Opteum        Opteum
1701122148   6 MO LIBOR     5/23/2006   Opteum        Opteum
1701122131   6 MO LIBOR     5/23/2006   Opteum        Opteum
1701122112   6 MO LIBOR     5/17/2006   Opteum        Opteum
1701122104   6 MO LIBOR     5/15/2006   Opteum        Opteum
1701122088   6 MO LIBOR     5/11/2006   Opteum        Opteum
1701122072   6 MO LIBOR     6/13/2006   Opteum        Opteum
1701122063   6 MO LIBOR     5/16/2006   Opteum        Opteum
1701122041   6 MO LIBOR     5/16/2006   Opteum        Opteum
1701122038   6 MO LIBOR     5/19/2006   Opteum        Opteum
1701122017   6 MO LIBOR      5/5/2006   Opteum        Opteum
1701121982   6 MO LIBOR     5/25/2006   Opteum        Opteum
1701121979   6 MO LIBOR     5/11/2006   Opteum        Opteum
1701121962   6 MO LIBOR     5/19/2006   Opteum        Opteum
1701121956   6 MO LIBOR     5/22/2006   Opteum        Opteum
1701121936   6 MO LIBOR     5/10/2006   Opteum        Opteum
1701121920   6 MO LIBOR      5/4/2006   Opteum        Opteum
1701121896   6 MO LIBOR      5/4/2006   Opteum        Opteum
1701121876   6 MO LIBOR      5/8/2006   Opteum        Opteum
1701121843   6 MO LIBOR      5/2/2006   Opteum        Opteum
1701121839   6 MO LIBOR      5/9/2006   Opteum        Opteum
1701121824   6 MO LIBOR     5/25/2006   Opteum        Opteum
1701121795   6 MO LIBOR     5/19/2006   Opteum        Opteum
1701121753   6 MO LIBOR      5/1/2006   Opteum        Opteum
1701121414   6 MO LIBOR     5/15/2006   Opteum        Opteum
1701120599   6 MO LIBOR     3/13/2006   Opteum        Opteum
1327000148   6 MO LIBOR      6/2/2006   Opteum        Opteum
1326001238   6 MO LIBOR     8/29/2006   Opteum        Opteum
1326001192   6 MO LIBOR     7/31/2006   Opteum        Opteum
1326001074   6 MO LIBOR     6/20/2006   Opteum        Opteum
1326001057   6 MO LIBOR     6/30/2006   Opteum        Opteum
1326001037   6 MO LIBOR     5/31/2006   Opteum        Opteum
1326001024   6 MO LIBOR     5/31/2006   Opteum        Opteum
1326000962   6 MO LIBOR     5/22/2006   Opteum        Opteum
1326000805   6 MO LIBOR     5/25/2006   Opteum        Opteum
1323001860   6 MO LIBOR     8/25/2006   Opteum        Opteum
1323001749   6 MO LIBOR     8/14/2006   Opteum        Opteum
1323001722   6 MO LIBOR     7/17/2006   Opteum        Opteum
1323001574   6 MO LIBOR     5/19/2006   Opteum        Opteum
1323001562   6 MO LIBOR     5/26/2006   Opteum        Opteum
1323001493   6 MO LIBOR     6/15/2006   Opteum        Opteum
1313003763   6 MO LIBOR     5/26/2006   Opteum        Opteum
1312004514   6 MO LIBOR     7/31/2006   Opteum        Opteum
1312004494   6 MO LIBOR     7/12/2006   Opteum        Opteum
1311005062   6 MO LIBOR      8/9/2006   Opteum        Opteum
1311004977   6 MO LIBOR     7/26/2006   Opteum        Opteum
1311004898   6 MO LIBOR     6/16/2006   Opteum        Opteum
1310012818   6 MO LIBOR     7/28/2006   Opteum        Opteum
1310012720   6 MO LIBOR     7/21/2006   Opteum        Opteum
1310012680   6 MO LIBOR     8/25/2006   Opteum        Opteum
1310012677   6 MO LIBOR     6/30/2006   Opteum        Opteum
1310012669   6 MO LIBOR     6/29/2006   Opteum        Opteum
1310012661   6 MO LIBOR     6/30/2006   Opteum        Opteum
1310012582   6 MO LIBOR     6/30/2006   Opteum        Opteum
1310012547   6 MO LIBOR     5/26/2006   Opteum        Opteum
1310012541   6 MO LIBOR     5/31/2006   Opteum        Opteum
1310012503   6 MO LIBOR     5/31/2006   Opteum        Opteum
1310012491   6 MO LIBOR     5/31/2006   Opteum        Opteum
1310012465   6 MO LIBOR     7/28/2006   Opteum        Opteum
1310012455   6 MO LIBOR     5/24/2006   Opteum        Opteum
1310012418   6 MO LIBOR     5/30/2006   Opteum        Opteum
1309008899   6 MO LIBOR     7/31/2006   Opteum        Opteum
1309008858   6 MO LIBOR     8/18/2006   Opteum        Opteum
1309008790   6 MO LIBOR     6/30/2006   Opteum        Opteum
1309008783   6 MO LIBOR      8/4/2006   Opteum        Opteum
1309008720   6 MO LIBOR     6/28/2006   Opteum        Opteum
1309008664   6 MO LIBOR     5/31/2006   Opteum        Opteum
1309008652   6 MO LIBOR     5/31/2006   Opteum        Opteum
1309008462   6 MO LIBOR     6/23/2006   Opteum        Opteum
1309008261   6 MO LIBOR     5/19/2006   Opteum        Opteum
1309008029   6 MO LIBOR     5/25/2006   Opteum        Opteum
1304007753   6 MO LIBOR     8/15/2006   Opteum        Opteum
1304007688   6 MO LIBOR     7/27/2006   Opteum        Opteum
1301002122   6 MO LIBOR      8/4/2006   Opteum        Opteum
1115103562   6 MO LIBOR     8/21/2006   Opteum        Opteum
1115103549   6 MO LIBOR      8/9/2006   Opteum        Opteum
1115103534   6 MO LIBOR     7/27/2006   Opteum        Opteum
1115103506   6 MO LIBOR     7/25/2006   Opteum        Opteum
1115103449   6 MO LIBOR     7/26/2006   Opteum        Opteum
1115103369   6 MO LIBOR     6/29/2006   Opteum        Opteum
1115103311   6 MO LIBOR      7/7/2006   Opteum        Opteum
1115103237   6 MO LIBOR      6/9/2006   Opteum        Opteum
1115103081   6 MO LIBOR     5/31/2006   Opteum        Opteum
1111002597   6 MO LIBOR     7/26/2006   Opteum        Opteum
1111002565   6 MO LIBOR     8/31/2006   Opteum        Opteum
1111002535   6 MO LIBOR     6/20/2006   Opteum        Opteum
1111002521   6 MO LIBOR     6/30/2006   Opteum        Opteum
1111002437   6 MO LIBOR     5/25/2006   Opteum        Opteum
1111002405   6 MO LIBOR     6/21/2006   Opteum        Opteum
1105115939   6 MO LIBOR     8/31/2006   Opteum        Opteum
1105115450   6 MO LIBOR     8/29/2006   Opteum        Opteum
1105115395   6 MO LIBOR     8/18/2006   Opteum        Opteum
1105115355   6 MO LIBOR     8/28/2006   Opteum        Opteum
1105115293   6 MO LIBOR     8/24/2006   Opteum        Opteum
1105115279   6 MO LIBOR     7/27/2006   Opteum        Opteum
1105115242   6 MO LIBOR      8/3/2006   Opteum        Opteum
1105115146   6 MO LIBOR     7/27/2006   Opteum        Opteum
1105115066   6 MO LIBOR     7/25/2006   Opteum        Opteum
1105115049   6 MO LIBOR     7/13/2006   Opteum        Opteum
1105114999   6 MO LIBOR     7/13/2006   Opteum        Opteum
1105114970   6 MO LIBOR      7/6/2006   Opteum        Opteum
1105114892   6 MO LIBOR     6/30/2006   Opteum        Opteum
1105114863   6 MO LIBOR     7/12/2006   Opteum        Opteum
1105114823   6 MO LIBOR     7/11/2006   Opteum        Opteum
1105114814   6 MO LIBOR     7/28/2006   Opteum        Opteum
1105114738   6 MO LIBOR     7/14/2006   Opteum        Opteum
1105114626   6 MO LIBOR     6/22/2006   Opteum        Opteum
1105114558   6 MO LIBOR     6/13/2006   Opteum        Opteum
1105114544   6 MO LIBOR     5/31/2006   Opteum        Opteum
1105114496   6 MO LIBOR     6/26/2006   Opteum        Opteum
1105114494   6 MO LIBOR     5/26/2006   Opteum        Opteum
1105114425   6 MO LIBOR      6/7/2006   Opteum        Opteum
1105114343   6 MO LIBOR     7/14/2006   Opteum        Opteum
1105114327   6 MO LIBOR     5/31/2006   Opteum        Opteum
1105113985   6 MO LIBOR      6/2/2006   Opteum        Opteum
8600013418   6 MO LIBOR     5/16/2006   Opteum        Opteum
8600014075   6 MO LIBOR     7/28/2006   Opteum        Opteum
1701121774   6 MO LIBOR     5/22/2006   Opteum        Opteum
1701121272   6 MO LIBOR      5/8/2006   Opteum        Opteum
1707100860   6 MO LIBOR     6/14/2006   Opteum        Opteum
1707100859   6 MO LIBOR     6/28/2006   Opteum        Opteum
1707100770   6 MO LIBOR     6/14/2006   Opteum        Opteum
1706102196   6 MO LIBOR     7/10/2006   Opteum        Opteum
1706101991   6 MO LIBOR      6/2/2006   Opteum        Opteum
1701123221   6 MO LIBOR     7/25/2006   Opteum        Opteum
1701122495   6 MO LIBOR      6/6/2006   Opteum        Opteum
1701122360   6 MO LIBOR      6/1/2006   Opteum        Opteum
1701121579   6 MO LIBOR     5/12/2006   Opteum        Opteum
1701121347   6 MO LIBOR      5/2/2006   Opteum        Opteum
1327000252   6 MO LIBOR     6/13/2006   Opteum        Opteum
1323001560   6 MO LIBOR     6/21/2006   Opteum        Opteum
1316002010   6 MO LIBOR     6/23/2006   Opteum        Opteum
1310012706   6 MO LIBOR     7/24/2006   Opteum        Opteum
1310011585   6 MO LIBOR     5/19/2006   Opteum        Opteum
1115103416   6 MO LIBOR     7/10/2006   Opteum        Opteum
1115103327   6 MO LIBOR     6/22/2006   Opteum        Opteum
1105115636   6 MO LIBOR     8/16/2006   Opteum        Opteum
1105115184   6 MO LIBOR     7/18/2006   Opteum        Opteum
1105115005   6 MO LIBOR     7/13/2006   Opteum        Opteum
1105114940   6 MO LIBOR     7/10/2006   Opteum        Opteum
1105114918   6 MO LIBOR     6/26/2006   Opteum        Opteum
1105114857   6 MO LIBOR     6/28/2006   Opteum        Opteum
1101003435   6 MO LIBOR     5/19/2006   Opteum        Opteum
1707101132   6 MO LIBOR      7/3/2006   Opteum        Opteum
1707101022   6 MO LIBOR     6/28/2006   Opteum        Opteum
1707100946   6 MO LIBOR     6/23/2006   Opteum        Opteum
1707100914   6 MO LIBOR     6/22/2006   Opteum        Opteum
1706101940   6 MO LIBOR      6/2/2006   Opteum        Opteum
1125100022   6 MO LIBOR     6/30/2006   Opteum        Opteum
1120100321   6 MO LIBOR     8/24/2006   Opteum        Opteum
1120100261   6 MO LIBOR     6/22/2006   Opteum        Opteum
1120100226   6 MO LIBOR     5/18/2006   Opteum        Opteum
1115103233   6 MO LIBOR     5/31/2006   Opteum        Opteum
1115103227   6 MO LIBOR     5/31/2006   Opteum        Opteum
1105115438   6 MO LIBOR     8/14/2006   Opteum        Opteum
1105115304   6 MO LIBOR     8/24/2006   Opteum        Opteum
1105115238   6 MO LIBOR     7/31/2006   Opteum        Opteum
1105115030   6 MO LIBOR     7/21/2006   Opteum        Opteum
1105114819   6 MO LIBOR     7/12/2006   Opteum        Opteum
1105114796   6 MO LIBOR     6/29/2006   Opteum        Opteum
1105114782   6 MO LIBOR     7/13/2006   Opteum        Opteum
1105114401   6 MO LIBOR     5/25/2006   Opteum        Opteum
1312004101   6 MO LIBOR     5/25/2006   Opteum        Opteum
8500011469   12 MO LIBOR    5/22/2006   Opteum        Opteum
1309008756   6 MO LIBOR     6/30/2006   Opteum        Opteum
1105115181   6 MO LIBOR     8/16/2006   Opteum        Opteum
1316001937   6 MO LIBOR     5/24/2006   Opteum        Opteum
1115103115   6 MO LIBOR     5/22/2006   Opteum        Opteum
8500011474   12 MO LIBOR    5/17/2006   Opteum        Opteum
1701123254   6 MO LIBOR     7/19/2006   Opteum        Opteum
1701122516   6 MO LIBOR     6/16/2006   Opteum        Opteum
1701123564   6 MO LIBOR     7/26/2006   Opteum        Opteum
1115102793   6 MO LIBOR     6/12/2006   Opteum        Opteum
1701123081   6 MO LIBOR     7/20/2006   Opteum        Opteum
1115103262   6 MO LIBOR      6/6/2006   Opteum        Opteum
1120100236   6 MO LIBOR     5/22/2006   Opteum        Opteum
1316002079   6 MO LIBOR     7/31/2006   Opteum        Opteum
1105114904   6 MO LIBOR     6/26/2006   Opteum        Opteum
1105114225   6 MO LIBOR     5/15/2006   Opteum        Opteum
1115103783   6 MO LIBOR     8/29/2006   Opteum        Opteum
1105115128   6 MO LIBOR      8/4/2006   Opteum        Opteum
1115103451   6 MO LIBOR     7/11/2006   Opteum        Opteum
1701122815   6 MO LIBOR     7/10/2006   Opteum        Opteum
1701122584   6 MO LIBOR     6/14/2006   Opteum        Opteum
1316002114   6 MO LIBOR     8/29/2006   Opteum        Opteum
1105115360   6 MO LIBOR     8/14/2006   Opteum        Opteum
1105115834   6 MO LIBOR     8/25/2006   Opteum        Opteum
1323001728   6 MO LIBOR     7/21/2006   Opteum        Opteum
1105115877   6 MO LIBOR      9/8/2006   Opteum        Opteum
1701124222   6 MO LIBOR      9/5/2006   Opteum        Opteum
1326001285   6 MO LIBOR      9/8/2006   Opteum        Opteum
8600014057   6 MO LIBOR     7/31/2006   Opteum        Opteum
8600014188   6 MO LIBOR     8/25/2006   Opteum        Opteum
8600014660   6 MO LIBOR     8/21/2006   Opteum        Opteum
8600015646   6 MO LIBOR      9/6/2006   Opteum        Opteum
8600014919   6 MO LIBOR     8/21/2006   Opteum        Opteum
1101003465   6 MO LIBOR     8/31/2006   Opteum        Opteum
8600014392   6 MO LIBOR     7/31/2006   Opteum        Opteum
8600014926   6 MO LIBOR      8/9/2006   Opteum        Opteum
1115104089   6 MO LIBOR     9/25/2006   Opteum        Opteum
1111002706   6 MO LIBOR     9/22/2006   Opteum        Opteum
1326001064   6 MO LIBOR     9/27/2006   Opteum        Opteum
1105115943   6 MO LIBOR     9/27/2006   Opteum        Opteum

                                   EXHIBIT D-6

                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

                                      D-6-1

                                                                     Exhibit D-6

  LOANID       OCC     PROPTYPE  OTERM  CORTERM   OLTV   RATE     FPDATE     NDDATE   S_MATDATE    PANDI
----------  ---------  --------  -----  -------  -----  ------  ---------  ---------  ---------  ---------

   1101762  Primary    SFR        360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   2,728.28
   1144515  Primary    PUD        360     355       80       5   5/1/2006  10/1/2006   4/1/2036   2,666.66
   1148701  Primary    Condo      360     355       80     6.5   5/1/2006  10/1/2006   4/1/2036     745.33
   1153575  Secondary  Condo      360     356    79.98     6.5   6/1/2006  10/1/2006   5/1/2036     454.45
   1160276  Primary    SFR        360     356    79.88   6.375   6/1/2006  10/1/2006   5/1/2036   2,688.12
   1162153  Primary    Condo      360     355       90    6.75   5/1/2006  10/1/2006   4/1/2036   1,516.21
   1170571  Primary    SFR        360     355    78.64       6   5/1/2006  10/1/2006   4/1/2036   2,133.00
   1173974  Primary    Condo      360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   1,126.25
   1177202  Secondary  Condo      360     355       70   6.375   5/1/2006   9/1/2006   4/1/2036   2,472.97
   1177312  Primary    PUD        360     356    79.82       6   6/1/2006  10/1/2006   5/1/2036   2,215.00
   1177678  Primary    SFR        360     355     69.4       6   5/1/2006  10/1/2006   4/1/2036   3,175.00
   1179992  Primary    SFR        360     355       80    6.75   5/1/2006  10/1/2006   4/1/2036   7,200.00
   1182485  Primary    SFR        360     355    71.18    6.25   5/1/2006  10/1/2006   4/1/2036  10,956.69
   1184904  Primary    Condo      360     356       90   6.375   6/1/2006  10/1/2006   5/1/2036   2,366.71
   1185135  Primary    Condo      360     355    77.05    5.75   5/1/2006  10/1/2006   4/1/2036   1,126.04
   1186046  Primary    Condo      360     356       80   6.625   6/1/2006  10/1/2006   5/1/2036   1,479.58
   1190749  Primary    SFR        360     355    76.89    6.25   5/1/2006  10/1/2006   4/1/2036   3,124.76
   1194258  Primary    Condo      360     355    65.67   6.625   5/1/2006  10/1/2006   4/1/2036   2,302.18
   1197196  Primary    SFR        360     356    79.03    6.75   6/1/2006  10/1/2006   5/1/2036   2,840.63
   1199868  Primary    SFR        360     355    55.56   7.125   5/1/2006  10/1/2006   4/1/2036   8,906.25
   1200141  Primary    Condo      360     356    75.91   6.375   6/1/2006  10/1/2006   5/1/2036   2,762.50
   1201196  Primary    Condo      360     355    73.85   6.375   5/1/2006  10/1/2006   4/1/2036   1,275.00
   1201820  Secondary  Condo      360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036     572.45
   1203242  Primary    SFR        360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   2,762.50
   1204533  Primary    Condo      360     355       80   6.625   5/1/2006  10/1/2006   4/1/2036   1,148.33
   1204976  Primary    PUD        360     355    74.71     6.5   5/1/2006  10/1/2006   4/1/2036   3,520.83
   1205139  Primary    PUD        360     356    72.02    6.25   6/1/2006  10/1/2006   5/1/2036   3,263.02
   1207283  Primary    Condo      360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   2,312.39
   1207323  Primary    Condo      360     355       80   5.875   5/1/2006  10/1/2006   4/1/2036   3,021.58
   1207838  Primary    SFR        360     355       80    6.25   5/1/2006  10/1/2006   4/1/2036   3,645.83
   1208661  Primary    SFR        360     356    67.05   6.875   6/1/2006  10/1/2006   5/1/2036  11,458.33
   1209234  Primary    SFR        360     356       80       6   6/1/2006  10/1/2006   5/1/2036   2,791.78
   1211519  Primary    Condo      360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036        715
   1211948  Primary    Condo      360     356    71.88    6.75   6/1/2006  10/1/2006   5/1/2036   2,812.50
   1212426  Primary    PUD        360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   2,677.50
   1213391  Primary    SFR        360     355       80    6.75   5/1/2006  10/1/2006   4/1/2036   3,735.00
   1213415  Primary    PUD        360     356    79.28   6.125   6/1/2006  10/1/2006   5/1/2036   2,488.54
   1213528  Primary    SFR        360     356       80   5.875   6/1/2006  10/1/2006   5/1/2036   7,050.00
   1213532  Primary    Condo      360     356       75    6.25   6/1/2006  10/1/2006   5/1/2036   7,031.24
   1214180  Primary    SFR        360     356      100    8.38   6/1/2006   9/1/2006   5/1/2036   4,015.41
   1214597  Primary    Condo      360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036     590.75
   1214714  Primary    SFR        360     356    76.71    6.25   6/1/2006  11/1/2006   5/1/2036   2,916.67
   1214879  Primary    SFR        360     355       80    6.75   5/1/2006  10/1/2006   4/1/2036   2,925.00
   1215308  Primary    SFR        360     355    66.15   6.625   5/1/2006  10/1/2006   4/1/2036   4,747.92
   1215310  Primary    PUD        360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   2,613.33
   1215956  Primary    SFR        360     355    79.76    5.75   5/1/2006  10/1/2006   4/1/2036   2,228.12
   1216175  Primary    SFR        360     356    77.95     6.5   6/1/2006   9/1/2006   5/1/2036   4,116.67
   1217490  Primary    Condo      360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   1,535.41
   1218078  Primary    SFR        360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   2,698.75
   1218915  Primary    Condo      360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036     667.25
   1219797  Primary    SFR        360     355    74.86    6.75   5/1/2006  10/1/2006   4/1/2036   3,116.25
   1220053  Primary    SFR        360     355    78.79     6.5   5/1/2006  10/1/2006   4/1/2036   2,283.13
   1220262  Primary    PUD        360     355    77.54    6.25   5/1/2006  10/1/2006   4/1/2036   3,103.21
   1220923  Primary    SFR        360     355    77.27     6.5   5/1/2006  10/1/2006   4/1/2036   2,302.08
   1222879  Primary    SFR        360     356       80   5.875   6/1/2006   9/1/2006   5/1/2036   2,447.91
   1225384  Primary    SFR        360     355    73.87   6.625   5/1/2006  10/1/2006   4/1/2036   5,520.83
   1226341  Primary    Condo      360     355    78.02     6.5   5/1/2006  10/1/2006   4/1/2036     961.45
   1227549  Primary    Condo      360     356    79.99    6.75   6/1/2006  10/1/2006   5/1/2036   1,091.81
   1228030  Primary    SFR        360     356       90   6.125   6/1/2006  10/1/2006   5/1/2036   3,720.93
   1228933  Primary    PUD        360     356       80    5.75   6/1/2006  10/1/2006   5/1/2036   2,855.83
   1229481  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,925.00
   1231529  Primary    Condo      360     355      100     7.1   5/1/2006  10/1/2006   4/1/2036   1,358.85
   1231810  Primary    SFR        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   3,525.92
   1232663  Primary    PUD        360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   3,017.50
   1233157  Primary    Condo      360     356       70     6.5   6/1/2006  10/1/2006   5/1/2036   1,042.71
   1234728  Primary    PUD        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   3,791.66
   1239167  Primary    Condo      360     356       80   5.875   6/1/2006  10/1/2006   5/1/2036      648.2
   1239299  Primary    Condo      360     356       95    5.75   6/1/2006  10/1/2006   5/1/2036   2,344.32
   1239325  Primary    SFR        360     355    74.86    6.25   5/1/2006  10/1/2006   4/1/2036   7,213.54
   1241108  Primary    SFR        360     356       75     6.5   6/1/2006  10/1/2006   5/1/2036   2,803.12
   1241404  Primary    Condo      360     356    84.38   6.375   6/1/2006  10/1/2006   5/1/2036     645.46
   1242621  Primary    SFR        360     355    68.59   5.625   5/1/2006  10/1/2006   4/1/2036   2,732.81
   1242666  Primary    SFR        360     356    59.09    5.25   6/1/2006  11/1/2006   5/1/2036   2,843.75
   1246894  Primary    PUD        360     356    73.97     6.5   6/1/2006   9/1/2006   5/1/2036   2,925.00
   1207281  Primary    Condo      360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   1,551.66
   1224966  Secondary  Condo      360     355       80       7   5/1/2006   9/1/2006   4/1/2036     499.33
   1006988  Secondary  SFR        360     356    72.13   6.875   6/1/2006  10/1/2006   5/1/2036   2,975.44
   1111411  Primary    SFR        360     356    79.06   7.125   6/1/2006  10/1/2006   5/1/2036   9,968.91
   1159794  Primary    Condo      360     356       95       7   6/1/2006  10/1/2006   5/1/2036   1,643.30
   1168681  Primary    Condo      360     357       90    6.55   7/1/2006   9/1/2006   6/1/2036   3,070.31
   1170106  Primary    Condo      360     357    79.93    6.75   7/1/2006  10/1/2006   6/1/2036   1,078.59
   1178371  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   7,752.09
   1194127  Secondary  Condo      360     357    89.98       6   7/1/2006  10/1/2006   6/1/2036   2,245.00
   1197515  Primary    Condo      360     356       80    6.25   6/1/2006  10/1/2006   5/1/2036   1,249.99
   1211390  Primary    SFR        360     356    65.29   5.375   6/1/2006   9/1/2006   5/1/2036   7,769.60
   1212954  Primary    SFR        360     356    76.19       7   6/1/2006  10/1/2006   5/1/2036   4,666.67
   1224643  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,447.66
   1232005  Primary    SFR        360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   2,231.25
   1232017  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036  10,541.67
   1233628  Primary    SFR        360     356    62.17     6.5   6/1/2006  10/1/2006   5/1/2036   7,745.83
   1234933  Primary    SFR        360     356       80    6.25   6/1/2006  10/1/2006   5/1/2036   2,458.33
   1235443  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   3,247.83
   1238189  Primary    Condo      360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,162.33
   1241533  Primary    SFR        360     356       80    6.25   6/1/2006  10/1/2006   5/1/2036   2,250.00
   1242081  Primary    Condo      360     356    77.42   5.875   6/1/2006  10/1/2006   5/1/2036   2,350.00
   1243987  Primary    PUD        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   3,593.33
   1244149  Secondary  SFR        360     356    56.07   6.625   6/1/2006  11/1/2006   5/1/2036  19,209.33
   1244255  Primary    SFR        360     356       70   6.875   6/1/2006  10/1/2006   5/1/2036  15,634.91
   1244256  Primary    Condo      360     357    73.91       7   7/1/2006  10/1/2006   6/1/2036   2,479.16
   1244456  Primary    Condo      360     356       75   6.375   6/1/2006  10/1/2006   5/1/2036   2,390.63
   1245199  Primary    PUD        360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   2,847.50
   1245503  Primary    Condo      360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   2,231.25
   1246119  Primary    PUD        360     356    77.99   6.875   6/1/2006  10/1/2006   5/1/2036   3,373.33
   1247983  Primary    PUD        360     356     75.1   6.375   6/1/2006  10/1/2006   5/1/2036   3,550.87
   1248842  Primary    PUD        360     356    70.07    6.75   6/1/2006  10/1/2006   5/1/2036   3,113.27
   1249516  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   3,758.33
   1251196  Secondary  Condo      360     356      100   7.875   6/1/2006  10/1/2006   5/1/2036     603.75
   1251531  Primary    Condo      360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,665.00
   1251901  Primary    PUD        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   4,246.67
   1252777  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,860.00
   1254285  Primary    SFR        360     357       75     6.5   7/1/2006   9/1/2006   6/1/2036   2,945.31
   1254633  Primary    SFR        360     357       80    6.25   7/1/2006  10/1/2006   6/1/2036   2,925.73
   1254784  Primary    PUD        360     356    62.14    6.75   6/1/2006  10/1/2006   5/1/2036   2,936.25
   1255396  Primary    Condo      360     357    78.17     6.5   7/1/2006  10/1/2006   6/1/2036     484.79
   1256223  Primary    Condo      360     356       80       6   6/1/2006  10/1/2006   5/1/2036   5,000.00
   1257895  Primary    SFR        360     356    67.72   6.875   6/1/2006  10/1/2006   5/1/2036   2,835.93
   1259042  Primary    SFR        360     356       75       7   6/1/2006  10/1/2006   5/1/2036   2,450.00
   1259714  Primary    SFR        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   3,668.50
   1260412  Primary    SFR        360     356     76.5   6.375   6/1/2006  10/1/2006   5/1/2036   4,064.06
   1260680  Primary    PUD        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,783.75
   1261591  Primary    PUD        360     356    79.99   6.625   6/1/2006  10/1/2006   5/1/2036   2,565.81
   1262945  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,475.00
   1266156  Primary    SFR        360     356    58.06   6.875   6/1/2006  10/1/2006   5/1/2036   2,578.12
   1266349  Secondary  Condo      360     356      100   7.625   6/1/2006  10/1/2006   5/1/2036   1,461.45
   1269259  Primary    PUD        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   2,795.83
   1271218  Primary    SFR        360     357       75    6.75   7/1/2006  10/1/2006   6/1/2036   3,037.50
   1272130  Primary    Condo      360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036        725
   1273165  Primary    SFR        360     357    74.07   5.875   7/1/2006   9/1/2006   6/1/2036   2,937.50
   1276512  Primary    SFR        360     356       80   6.875   6/1/2006   9/1/2006   5/1/2036   2,612.50
  51060483  Primary    PUD        360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   2,868.75
  91010081  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,252.50
6011682009  Primary    PUD        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   4,010.42
6040606284  Secondary  SFR        360     358       80    6.75   8/1/2006   9/1/2006   7/1/2036   5,837.39
6157220648  Primary    Condo      360     357     53.6   6.875   7/1/2006   9/1/2006   6/1/2036   3,838.54
6157893931  Secondary  Condo      360     358    77.49     6.5   8/1/2006   9/1/2006   7/1/2036   2,675.19
6195973091  Secondary  Condo      360     357       80   7.375   7/1/2006   9/1/2006   6/1/2036     966.95
6217701017  Primary    SFR        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   2,275.00
6230931823  Investor   Condo      360     356       80       7   6/1/2006   9/1/2006   5/1/2036   1,303.47
6233972360  Primary    SFR        360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   3,205.82
6234146410  Primary    SFR        360     358       75    6.75   8/1/2006   9/1/2006   7/1/2036   3,037.50
6314592269  Secondary  Condo      360     355       75    6.25   5/1/2006  10/1/2006   4/1/2036     677.63
6351748295  Investor   Condo      360     356       80   7.125   6/1/2006   9/1/2006   5/1/2036     958.84
6384300163  Primary    Condo      360     358       75   7.375   8/1/2006   9/1/2006   7/1/2036   1,935.94
6492544264  Primary    SFR        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   2,448.33
6566083173  Primary    SFR        360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   2,681.25
6575939373  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,463.54
6597713558  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,587.50
6628451103  Primary    Condo      360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   3,393.73
6739444401  Primary    SFR        360     358       70   6.625   8/1/2006   9/1/2006   7/1/2036   3,652.98
6779543229  Primary    SFR        360     358       75       7   8/1/2006   9/1/2006   7/1/2036   6,237.22
6795217188  Secondary  Condo      360     358       80    6.75   8/1/2006   9/1/2006   7/1/2036     708.75
6846765888  Primary    SFR        360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   3,625.73
6077463666  Primary    Condo      360     357    68.24    6.75   7/1/2006  10/1/2006   6/1/2036   2,840.63
6097093253  Primary    PUD        360     356       80    7.25   6/1/2006   9/1/2006   5/1/2036   2,847.32
6135369475  Primary    PUD        360     357     72.8   6.875   7/1/2006   9/1/2006   6/1/2036   2,606.77
6153902389  Primary    SFR        360     357       25   6.625   7/1/2006   9/1/2006   6/1/2036   3,588.54
6215289106  Investor   Condo      360     353       80     7.5   3/1/2006   9/1/2006   2/1/2036   1,485.00
6217096467  Primary    Condo      360     356       80    6.75   6/1/2006   9/1/2006   5/1/2036   2,520.00
6235287684  Primary    SFR        360     356       80   6.875   6/1/2006   9/1/2006   5/1/2036   2,979.17
6263373489  Primary    SFR        360     357       75   6.875   7/1/2006   9/1/2006   6/1/2036   3,016.41
6351408536  Investor   Condo      360     356       75    6.75   6/1/2006   9/1/2006   5/1/2036   2,889.29
6413423002  Investor   Condo      360     355       70       7   5/1/2006   9/1/2006   4/1/2036   3,748.98
6505677754  Investor   Condo      360     355     79.8   6.625   5/1/2006   9/1/2006   4/1/2036   1,011.70
6506195210  Primary    Condo      360     356       80   6.875   6/1/2006   9/1/2006   5/1/2036   2,990.34
6518477580  Primary    SFR        360     356       80    8.25   6/1/2006  10/1/2006   5/1/2036   4,125.00
6525262652  Primary    Condo      360     356       80   5.875   6/1/2006  10/1/2006   5/1/2036   2,350.00
6548414751  Investor   PUD        360     357       65   7.125   7/1/2006  10/1/2006   6/1/2036   2,531.75
6645695997  Secondary  Condo      360     355       80    6.75   5/1/2006   9/1/2006   4/1/2036     721.25
6785305886  Primary    SFR        360     356     66.8    6.75   6/1/2006   9/1/2006   5/1/2036   3,701.25
6851874286  Secondary  Condo      360     355       75       7   5/1/2006   9/1/2006   4/1/2036     660.62
6884491108  Primary    SFR        360     357       80   6.875   7/1/2006   9/1/2006   6/1/2036   8,479.17
6911243159  Primary    SFR        360     356       80    6.75   6/1/2006   9/1/2006   5/1/2036   2,686.50
 116806841  Primary    PUD        360     353    79.98   7.125   3/1/2006   9/1/2006   2/1/2036   2,684.94
 117452855  Primary    PUD        360     353    76.92     5.5   3/1/2006   9/1/2006   2/1/2036   2,291.67
 117444838  Primary    SFR        360     352       80   6.625   2/1/2006   9/1/2006   1/1/2036   3,969.93
 117345301  Investor   Condo      360     353    69.52     6.5   3/1/2006   9/1/2006   2/1/2036   1,261.55
 117246944  Primary    PUD        360     353       80   6.875   3/1/2006   9/1/2006   2/1/2036   3,047.92
 117148460  Investor   Condo      360     352       80    7.75   2/1/2006   9/1/2006   1/1/2036     968.23
 117030197  Primary    SFR        360     352    74.31     7.5   2/1/2006   9/1/2006   1/1/2036   3,286.31
 116265326  Primary    Condo      360     353       80    6.75   3/1/2006   9/1/2006   2/1/2036   1,827.00
 122508838  Primary    SFR        360     352    59.26   5.875   2/1/2006   9/1/2006   1/1/2036   3,916.67
 122669230  Primary    SFR        360     352       80   6.375   2/1/2006   9/1/2006   1/1/2036   3,269.08
6021200586  Primary    PUD        360     359       80   6.875   9/1/2006   9/1/2006   8/1/2036   4,230.63
6025799872  Primary    SFR        360     354       80   6.375   4/1/2006   9/1/2006   3/1/2036   3,468.72
6031211359  Primary    PUD        360     359       80    7.25   9/1/2006   9/1/2006   8/1/2036   3,820.19
6052354484  Primary    SFR        360     359    57.14   7.125   9/1/2006  10/1/2006   8/1/2036   4,042.32
6065677251  Primary    PUD        360     355       80     7.5   5/1/2006   9/1/2006   4/1/2036   3,216.39
6106138743  Primary    PUD        360     359       80   7.375   9/1/2006   9/1/2006   8/1/2036   2,581.25
6115070465  Primary    SFR        360     354       80    6.25   4/1/2006   9/1/2006   3/1/2036   2,881.56
6154197971  Primary    SFR        360     359       70    6.75   9/1/2006  10/1/2006   8/1/2036   4,134.38
6160826308  Primary    SFR        360     359     77.5       7   9/1/2006   9/1/2006   8/1/2036   2,887.42
6172505791  Primary    SFR        360     359       75   7.125   9/1/2006   9/1/2006   8/1/2036   3,653.89
6178537087  Secondary  PUD        360     354    74.54   6.375   4/1/2006   9/1/2006   3/1/2036   6,238.39
6179348732  Primary    SFR        360     356       90    6.25   6/1/2006   9/1/2006   5/1/2036   2,770.73
6186127269  Primary    Condo      360     358       75   6.875   8/1/2006   9/1/2006   7/1/2036   1,955.08
6201939102  Secondary  Condo      360     357       75     7.5   7/1/2006  11/1/2006   6/1/2036   5,742.19
6212734443  Secondary  Condo      360     359       80       7   9/1/2006   9/1/2006   8/1/2036     281.56
6218498696  Secondary  Condo      360     359       80   7.625   9/1/2006   9/1/2006   8/1/2036     731.49
6228707664  Primary    PUD        360     359    72.34   7.125   9/1/2006   9/1/2006   8/1/2036   3,758.44
6229056186  Secondary  Condo      360     358    79.91    7.25   8/1/2006   9/1/2006   7/1/2036     876.04
6235198295  Investor   Condo      360     359       80    7.25   9/1/2006   9/1/2006   8/1/2036     770.19
6255739325  Primary    SFR        360     358       80   5.375   8/1/2006   9/1/2006   7/1/2036   7,100.44
6262722504  Primary    PUD        360     357       80   6.125   7/1/2006   9/1/2006   6/1/2036   6,571.97
6263436716  Primary    SFR        360     358       75   6.875   8/1/2006  10/1/2006   7/1/2036   3,437.50
6266654182  Secondary  SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   3,139.22
6288041723  Primary    PUD        360     359     72.9    7.25   9/1/2006   9/1/2006   8/1/2036   2,950.75
6314639649  Investor   SFR        360     358       75     6.5   8/1/2006   9/1/2006   7/1/2036   4,265.63
6317099866  Primary    SFR        360     358       80   6.625   8/1/2006   9/1/2006   7/1/2036   3,483.30
6317804356  Primary    SFR        360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   3,084.50
6356150562  Primary    SFR        360     358       80    6.75   8/1/2006   9/1/2006   7/1/2036   2,384.92
6395552554  Secondary  Condo      360     358    79.99     7.5   8/1/2006  10/1/2006   7/1/2036   1,379.38
6466716724  Primary    PUD        360     359    79.63    6.75   9/1/2006  10/1/2006   8/1/2036   2,441.25
6483892839  Investor   SFR        360     356       80   6.875   6/1/2006   9/1/2006   5/1/2036   3,652.53
6493105396  Primary    SFR        360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   3,918.83
6515354816  Primary    SFR        360     354       80   6.875   4/1/2006   9/1/2006   3/1/2036   3,678.81
6524901128  Primary    Condo      360     359    74.62    7.25   9/1/2006   9/1/2006   8/1/2036   2,930.21
6545936509  Primary    SFR        360     357       75     7.5   7/1/2006   9/1/2006   6/1/2036   3,303.79
6555962445  Primary    SFR        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   2,745.00
6591609422  Primary    SFR        360     359       80   6.875   9/1/2006   9/1/2006   8/1/2036   3,025.00
6637017796  Primary    SFR        360     352       90       7   2/1/2006   9/1/2006   1/1/2036   3,592.64
6673633415  Primary    SFR        360     359    53.57       7   9/1/2006   9/1/2006   8/1/2036   4,375.00
6686751865  Primary    PUD        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   2,520.00
6699302383  Primary    SFR        360     354    77.18    6.75   4/1/2006   9/1/2006   3/1/2036   3,904.57
6701525930  Secondary  Condo      360     357    79.99       7   7/1/2006   9/1/2006   6/1/2036   1,296.75
6736303634  Primary    PUD        360     353       90       7   3/1/2006   9/1/2006   2/1/2036   3,083.68
6745626975  Primary    PUD        360     359       75       7   9/1/2006   9/1/2006   8/1/2036   3,390.62
6752372091  Secondary  Condo      360     359    79.98   7.375   9/1/2006   9/1/2006   8/1/2036     811.25
6755283196  Primary    Condo      360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   2,073.47
6763881247  Primary    SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,474.55
6794451036  Primary    PUD        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   1,738.25
6833262725  Primary    Condo      360     359       80    5.75   9/1/2006   9/1/2006   8/1/2036   1,293.67
6866007526  Secondary  Condo      360     356       80   6.875   6/1/2006   9/1/2006   5/1/2036     797.04
6875595099  Primary    SFR        360     359       80       7   9/1/2006   9/1/2006   8/1/2036   3,299.91
6882223321  Primary    PUD        360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   2,491.23
6882422592  Secondary  SFR        360     356       80    7.25   6/1/2006   9/1/2006   5/1/2036   2,996.12
6890091827  Primary    PUD        360     359       80       7   9/1/2006   9/1/2006   8/1/2036   3,383.33
6907345273  Investor   3-Family   360     354       75    7.25   4/1/2006   9/1/2006   3/1/2036   5,500.05
6912026918  Primary    SFR        360     356       75    6.75   6/1/2006   9/1/2006   5/1/2036   4,074.01
6916201830  Primary    SFR        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   3,466.67
6917983485  Primary    SFR        360     356       75     6.5   6/1/2006  10/1/2006   5/1/2036   5,333.08
6929361266  Primary    SFR        360     354    69.83   6.375   4/1/2006   9/1/2006   3/1/2036   3,119.35
6975161370  Secondary  SFR        360     354    63.64   6.375   4/1/2006   9/1/2006   3/1/2036   4,367.09
6985047056  Primary    Condo      360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   3,437.50
6987123590  Primary    SFR        360     359    72.78   6.875   9/1/2006  10/1/2006   8/1/2036   3,294.27
6992699402  Primary    Condo      360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   1,051.09
6995581664  Primary    SFR        360     359       80   6.875   9/1/2006   9/1/2006   8/1/2036   4,099.24
6030480062  Primary    SFR        360     357       80    6.75   7/1/2006   9/1/2006   6/1/2036   2,520.00
6054800641  Primary    4-Family   360     357    71.68   6.625   7/1/2006   9/1/2006   6/1/2036   6,403.11
6099945302  Primary    Condo      360     357       70    6.75   7/1/2006  10/1/2006   6/1/2036   3,642.19
6254971341  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   4,665.83
6356346244  Primary    PUD        360     357       85    6.25   7/1/2006   9/1/2006   6/1/2036   1,047.01
6375370597  Primary    SFR        360     358       80    5.75   8/1/2006   9/1/2006   7/1/2036   4,977.05
6452654210  Primary    SFR        360     358       80    6.75   8/1/2006   9/1/2006   7/1/2036   3,735.93
6541964778  Primary    PUD        360     358    70.49    6.75   8/1/2006  10/1/2006   7/1/2036   3,695.63
6591181042  Primary    PUD        360     358    77.71   6.625   8/1/2006   9/1/2006   7/1/2036   3,003.33
6923161035  Primary    Condo      360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   3,162.50
6067853256  Primary    PUD        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,795.00
6097128117  Primary    SFR        360     357     62.5    6.25   7/1/2006   9/1/2006   6/1/2036   3,906.25
6159164919  Primary    SFR        360     356     72.9   6.125   6/1/2006   9/1/2006   5/1/2036   4,874.48
6519552845  Primary    Condo      360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   2,665.00
6550665670  Primary    Condo      360     357       90    5.75   7/1/2006  10/1/2006   6/1/2036   3,235.33
6560244326  Secondary  Condo      360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   3,033.33
6611711687  Primary    SFR        360     356       80       5   6/1/2006   9/1/2006   5/1/2036   3,865.12
6638101797  Primary    SFR        360     357    87.53   6.875   7/1/2006   9/1/2006   6/1/2036   4,197.78
6832474958  Primary    Townhouse  360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   3,011.67
6997566119  Primary    Condo      360     356       80    6.25   6/1/2006   9/1/2006   5/1/2036   3,004.70
3304475407  Primary    Condo      360     358       90    6.75   8/1/2006   9/1/2006   7/1/2036   3,006.26
3304521119  Primary    SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   4,643.97
6009297893  Primary    SFR        360     359    76.81    6.75   9/1/2006   9/1/2006   8/1/2036   3,931.88
6080685024  Primary    SFR        360     358    63.33    6.75   8/1/2006   9/1/2006   7/1/2036   4,275.00
6080692863  Primary    Condo      360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   2,499.47
6110818074  Primary    SFR        360     358       90   6.375   8/1/2006  10/1/2006   7/1/2036   2,964.19
6133004553  Primary    SFR        360     358       80    6.25   8/1/2006   9/1/2006   7/1/2036   2,234.37
6182654084  Primary    SFR        360     359    79.21   6.875   9/1/2006   9/1/2006   8/1/2036   4,147.92
6192536016  Primary    SFR        360     359    71.31    6.75   9/1/2006   9/1/2006   8/1/2036   2,418.75
6201591234  Investor   SFR        360     359       80       7   9/1/2006   9/1/2006   8/1/2036   3,016.53
6226973847  Primary    SFR        360     359    74.32       7   9/1/2006   9/1/2006   8/1/2036   3,208.33
6252600157  Investor   SFR        360     359       80   6.875   9/1/2006   9/1/2006   8/1/2036   5,500.00
6261205485  Primary    SFR        360     359    74.96   6.875   9/1/2006  10/1/2006   8/1/2036   2,692.71
6286207771  Primary    SFR        360     359    62.32    6.75   9/1/2006   9/1/2006   8/1/2036   2,716.88
6290686820  Primary    SFR        360     359    61.18   6.875   9/1/2006   9/1/2006   8/1/2036   2,979.17
6304984807  Primary    SFR        360     358    21.65   7.125   8/1/2006   9/1/2006   7/1/2036   2,968.75
6335646581  Primary    SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   4,275.00
6346601336  Primary    SFR        360     359    66.67   5.875   9/1/2006   9/1/2006   8/1/2036   4,895.83
6374446885  Primary    SFR        360     359     74.6   7.125   9/1/2006   9/1/2006   8/1/2036   2,790.63
6383252563  Primary    Condo      360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   3,141.67
6401498305  Primary    SFR        360     359       80       7   9/1/2006   9/1/2006   8/1/2036   3,500.00
6406219565  Primary    3-Family   360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   3,683.33
6413922219  Primary    SFR        360     359    71.13   6.875   9/1/2006   9/1/2006   8/1/2036   2,526.56
6419959637  Primary    SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,565.00
6420158617  Primary    SFR        360     359       80   6.875   9/1/2006  10/1/2006   8/1/2036   2,841.67
6450540890  Primary    SFR        360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   4,658.33
6453601517  Primary    SFR        360     359       75       7   9/1/2006   9/1/2006   8/1/2036   3,084.37
6473234612  Primary    SFR        360     359    64.17   6.875   9/1/2006   9/1/2006   8/1/2036   3,437.50
6514413795  Primary    SFR        360     359       75   7.125   9/1/2006   9/1/2006   8/1/2036   4,453.13
6618803990  Primary    SFR        360     359    77.56    6.75   9/1/2006  10/1/2006   8/1/2036   2,857.50
6658888083  Primary    SFR        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   2,925.00
6666431041  Primary    Condo      360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,857.50
6684822007  Primary    Condo      360     359    66.67    6.75   9/1/2006   9/1/2006   8/1/2036   5,625.00
6792359074  Secondary  SFR        360     359    78.13     6.5   9/1/2006   9/1/2006   8/1/2036   6,770.83
6799903924  Primary    SFR        360     359       80   7.125   9/1/2006   9/1/2006   8/1/2036   3,868.28
6809478669  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   3,328.00
6855142680  Primary    SFR        360     359    69.26    6.75   9/1/2006   9/1/2006   8/1/2036   2,649.38
6859979921  Primary    SFR        360     359    64.65    6.75   9/1/2006   9/1/2006   8/1/2036   2,581.88
6917304773  Primary    SFR        360     359    79.58    7.25   9/1/2006   9/1/2006   8/1/2036   3,437.71
6923874736  Primary    SFR        360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   4,121.09
6945742028  Primary    Condo      360     359     67.1   6.375   9/1/2006   9/1/2006   8/1/2036   2,762.50
6973268060  Primary    SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,835.00
6988508880  Investor   SFR        360     359       80   6.875   9/1/2006   9/1/2006   8/1/2036   2,658.33
6912256762  Primary    SFR        360     356       75   6.875   6/1/2006   9/1/2006   5/1/2036   4,511.72
6078591176  Primary    PUD        360     359       80   6.875   9/1/2006  10/1/2006   8/1/2036   3,070.83
6099870237  Primary    SFR        360     359       80       7   9/1/2006  10/1/2006   8/1/2036   3,010.00
6145165699  Primary    PUD        360     359       70   6.625   9/1/2006   9/1/2006   8/1/2036   3,130.31
6212239922  Primary    SFR        360     359       80    7.25   9/1/2006   9/1/2006   8/1/2036   4,398.33
6238414129  Primary    SFR        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   3,421.98
6260449563  Primary    SFR        360     359    77.82   7.375   9/1/2006  10/1/2006   8/1/2036   2,845.52
6268594220  Primary    SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,677.50
6301736929  Primary    SFR        360     359    76.42    6.75   9/1/2006   9/1/2006   8/1/2036   2,685.15
6463153749  Primary    PUD        360     358       80    6.75   8/1/2006   9/1/2006   7/1/2036   2,925.00
6568479460  Primary    SFR        360     359       90    7.25   9/1/2006   9/1/2006   8/1/2036   4,485.94
6603534352  Primary    PUD        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   2,643.33
6680460125  Primary    SFR        360     359       80       7   9/1/2006  10/1/2006   8/1/2036   5,250.00
6687432622  Primary    SFR        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   3,978.87
6740001034  Primary    SFR        360     359       95    6.75   9/1/2006   9/1/2006   8/1/2036   3,072.66
6764782766  Primary    Condo      360     359       90       7   9/1/2006   9/1/2006   8/1/2036   2,493.75
6786968138  Primary    SFR        360     359    75.82   6.875   9/1/2006  10/1/2006   8/1/2036   2,910.42
6903005996  Primary    PUD        360     359    79.93   6.625   9/1/2006   9/1/2006   8/1/2036   2,462.29
6928538419  Primary    SFR        360     359       80     6.5   9/1/2006   9/1/2006   8/1/2036   2,751.67
6940121053  Primary    PUD        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   3,915.00
6162109760  Primary    SFR        360     357       80    6.75   7/1/2006   9/1/2006   6/1/2036   2,722.50
6476827248  Primary    PUD        360     357    77.81    6.75   7/1/2006   9/1/2006   6/1/2036   2,801.25
6889691215  Primary    Condo      360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   2,379.00
6155930875  Primary    SFR        360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   2,982.86
6212490780  Primary    PUD        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   2,764.67
6651047315  Primary    SFR        360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   3,312.04
6746607453  Primary    PUD        360     358       80     6.5   8/1/2006  10/1/2006   7/1/2036   3,029.00
6844740735  Primary    Condo      360     357       80     6.5   7/1/2006   9/1/2006   6/1/2036   3,447.30
6849594202  Primary    SFR        360     358       80    6.75   8/1/2006   9/1/2006   7/1/2036   3,037.50
6905502206  Primary    SFR        360     358       80   6.875   8/1/2006   9/1/2006   7/1/2036   2,635.42
6282417549  Primary    SFR        360     358    57.83   6.625   8/1/2006   9/1/2006   7/1/2036   3,671.35
6470240950  Primary    SFR        360     358       80     6.5   8/1/2006   9/1/2006   7/1/2036   3,792.41
6647919452  Secondary  SFR        360     358       80     6.5   8/1/2006  10/1/2006   7/1/2036   3,666.00
6843777324  Primary    SFR        360     356    33.29   6.625   6/1/2006   9/1/2006   5/1/2036   2,710.73
6222269794  Primary    SFR        360     358       80     6.5   8/1/2006  10/1/2006   7/1/2036   4,095.81
6210039514  Primary    SFR        360     359    82.24   7.125   9/1/2006  10/1/2006   8/1/2036   2,832.19
6334561880  Secondary  SFR        360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,497.50
6498648549  Primary    SFR        360     358    54.55   6.875   8/1/2006   9/1/2006   7/1/2036   3,437.50
6558685878  Secondary  SFR        360     359       85   7.375   9/1/2006   9/1/2006   8/1/2036   4,701.56
6615308316  Primary    SFR        360     358    70.77    6.75   8/1/2006  11/1/2006   7/1/2036   2,945.81
6722601223  Primary    Condo      360     359       80    6.75   9/1/2006   9/1/2006   8/1/2036   2,411.55
6732406092  Primary    SFR        360     359    75.13    6.75   9/1/2006  10/1/2006   8/1/2036   4,162.50
6039099616  Primary    SFR        360     358    77.42   6.625   8/1/2006   9/1/2006   7/1/2036   3,312.50
6087330889  Primary    SFR        360     357    74.93   5.875   7/1/2006  10/1/2006   6/1/2036   2,750.48
6270849687  Primary    SFR        360     357       90   6.375   7/1/2006   9/1/2006   6/1/2036   2,298.90
6329314972  Secondary  SFR        360     357    69.15   6.625   7/1/2006   9/1/2006   6/1/2036   3,588.54
6601054627  Primary    SFR        360     358    69.41   6.125   8/1/2006   9/1/2006   7/1/2036   3,584.91
6637822989  Primary    Condo      360     358       80   7.125   8/1/2006   9/1/2006   7/1/2036   4,336.28
6497803038  Primary    PUD        360     356       80   5.375   6/1/2006   9/1/2006   5/1/2036   2,754.84
6676631655  Primary    SFR        360     357    64.57   6.375   7/1/2006   9/1/2006   6/1/2036   2,819.90
 148956097  Primary    SFR        360     351       80     6.5   1/1/2006   9/1/2006  12/1/2035   2,925.00
  57859902  Secondary  Condo      360     348    69.29   5.875  10/1/2005   9/1/2006   9/1/2035     871.46
 126834563  Primary    Condo      360     318       90   5.375   4/1/2003   9/1/2006   3/1/2033     573.11
 144032133  Primary    Condo      360     345       80       5   7/1/2005  10/1/2006   6/1/2035     699.84
     87457  Primary    SFR        360     307    52.12   7.375   5/1/2002   9/1/2006   4/1/2032   2,570.04
  57986259  Investor   Condo      360     351       80    5.75   1/1/2006   9/1/2006  12/1/2035      333.5
  58369968  Secondary  Condo      360     348       95    5.75  10/1/2005  10/1/2006   9/1/2035     682.81
 147931299  Primary    SFR        360     350     39.4    5.75  12/1/2005   9/1/2006  11/1/2035   2,042.69
 148051501  Primary    Condo      360     349       75    5.75  11/1/2005  10/1/2006  10/1/2035     563.86
 148354608  Secondary  SFR        360     350       80    5.75  12/1/2005  10/1/2006  11/1/2035   2,395.83
 145362232  Primary    SFR        360     348    76.34    5.75  10/1/2005   9/1/2006   9/1/2035   2,394.69
 148182843  Secondary  Condo      360     350    79.98    5.75  12/1/2005  10/1/2006  11/1/2035     994.66
  93743750  Investor   2-Family   360     346    61.39    6.75   8/1/2005   9/1/2006   7/1/2035   2,849.04
  94489805  Primary    PUD        360     347    68.42   6.375   9/1/2005   9/1/2006   8/1/2035   3,453.13
  94778897  Primary    SFR        360     347     67.4   6.375   9/1/2005   9/1/2006   8/1/2035   1,451.26
 103685087  Primary    SFR        360     348       80   6.375  10/1/2005   9/1/2006   9/1/2035   1,712.83
 109882391  Primary    SFR        360     347       80   6.625   9/1/2005   9/1/2006   8/1/2035   2,870.83
 112646692  Primary    SFR        360     348       80   7.625  10/1/2005   9/1/2006   9/1/2035   3,402.53
  94114157  Primary    SFR        360     346       80   7.625   8/1/2005   9/1/2006   7/1/2035   2,389.17
  96666330  Primary    Condo      360     344       75   7.625   6/1/2005   9/1/2006   5/1/2035   3,455.08
8500011390  Primary    Condo      360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   3,727.50
8500012729  Primary    SFR        360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036   3,149.55
8500011970  Primary    Condo      360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,150.00
8500013090  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,816.67
8500011026  Primary    PUD        360     356       80    6.75   6/1/2006  10/1/2006   5/1/2036   3,420.00
8500010535  Primary    SFR        360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   2,571.25
8500011931  Primary    SFR        360     358       80   5.999   8/1/2006  10/1/2006   7/1/2036   2,347.61
8500011277  Primary    SFR        360     357    73.71       7   7/1/2006  10/1/2006   6/1/2036   3,010.00
1706101921  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   3,245.00
8500011517  Primary    SFR        360     357       80   8.125   7/1/2006  10/1/2006   6/1/2036   4,273.75
8500011383  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   3,196.76
8500010690  Investor   PUD        360     355       75     6.5   5/1/2006  10/1/2006   4/1/2036     986.03
1706101891  Primary    SFR        360     357    62.69   6.375   7/1/2006  10/1/2006   6/1/2036   2,231.25
8500011432  Investor   SFR        360     357    67.42     7.5   7/1/2006  10/1/2006   6/1/2036   9,375.00
8500011423  Primary    PUD        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   3,825.00
1707100797  Primary    SFR        360     358    79.97   7.125   8/1/2006  10/1/2006   7/1/2036   3,835.63
8500011264  Primary    SFR        360     357       75       7   7/1/2006  10/1/2006   6/1/2036   2,625.00
1701122726  Primary    SFR        360     359       80   6.875   9/1/2006  10/1/2006   8/1/2036   3,437.50
1706102169  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,933.33
8500012353  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   2,750.00
8500011232  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,491.67
1701123015  Primary    SFR        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   2,475.00
8500011155  Primary    Condo      360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,907.46
1706102202  Primary    SFR        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,872.08
8500013104  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,925.00
8500011260  Primary    Condo      360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   4,364.66
8500012128  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   3,489.17
8500012079  Primary    SFR        360     358    78.13   6.625   8/1/2006  10/1/2006   7/1/2036   3,201.55
1701123045  Primary    SFR        360     360    79.35   6.125  10/1/2006  10/1/2006   9/1/2036   3,139.06
8500010540  Primary    SFR        360     356    68.63   5.875   6/1/2006  10/1/2006   5/1/2036   2,570.31
1701122959  Primary    SFR        360     359    55.14   5.875   9/1/2006  10/1/2006   8/1/2036   1,444.27
1707100606  Primary    SFR        360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   2,231.25
1707100308  Primary    SFR        360     357    63.84       6   7/1/2006  10/1/2006   6/1/2036   1,217.09
8500011453  Primary    PUD        360     357    42.94    5.75   7/1/2006  10/1/2006   6/1/2036   2,451.01
8500011366  Primary    SFR        360     357       80   6.999   7/1/2006  10/1/2006   6/1/2036   2,841.59
8500012230  Primary    PUD        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,231.25
8500010533  Primary    3-Family   360     356    69.21     6.5   6/1/2006  10/1/2006   5/1/2036   7,962.50
1701121893  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   3,613.75
8500012571  Primary    Condo      360     356       75   6.875   6/1/2006  10/1/2006   5/1/2036   2,792.97
8500012371  Primary    SFR        360     358    70.74   6.875   8/1/2006  10/1/2006   7/1/2036   1,690.10
8500010964  Primary    SFR        360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   2,870.00
8500011169  Primary    PUD        360     356       95       7   6/1/2006  10/1/2006   5/1/2036     908.94
8600013693  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,463.54
8500011338  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   3,612.50
1701122500  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,354.08
8500011418  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,722.50
8500011573  Primary    SFR        360     357    59.11     6.5   7/1/2006  10/1/2006   6/1/2036   1,681.30
1701122442  Primary    SFR        360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   2,570.72
1701123223  Primary    SFR        360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   3,500.00
1701121763  Primary    SFR        360     358       80   6.125   8/1/2006  10/1/2006   7/1/2036   2,163.91
1706102160  Primary    SFR        360     358    73.08     8.5   8/1/2006  10/1/2006   7/1/2036   5,046.88
8500010982  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   2,066.99
8500012163  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   3,392.67
8500011357  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   1,991.17
8500012082  Primary    2-Family   360     358    72.07     6.5   8/1/2006  10/1/2006   7/1/2036   3,201.25
8500011047  Primary    PUD        360     356       80    5.25   6/1/2006  10/1/2006   5/1/2036   1,449.96
1701121941  Primary    PUD        360     357       80   5.875   7/1/2006  10/1/2006   6/1/2036   2,085.63
8500010709  Primary    Condo      360     355       80    7.75   5/1/2006  10/1/2006   4/1/2036   1,306.66
8500011731  Primary    SFR        360     358    78.74   6.125   8/1/2006  10/1/2006   7/1/2036   2,552.08
1701123717  Primary    SFR        360     360       80   6.375  10/1/2006  10/1/2006   9/1/2036   2,418.25
8500010961  Primary    PUD        360     356       80       7   6/1/2006  10/1/2006   5/1/2036   2,263.33
1706102184  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   3,202.36
8500011967  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   3,583.33
1701121960  Primary    SFR        360     357       80    7.75   7/1/2006  10/1/2006   6/1/2036   2,945.00
1707100681  Primary    PUD        360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   4,591.67
8500011949  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   6,175.00
1707100238  Primary    SFR        360     357    79.99   6.375   7/1/2006  10/1/2006   6/1/2036   1,140.59
8500012105  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,195.00
1701122496  Primary    Condo      360     358       80       7   8/1/2006  10/1/2006   7/1/2036   2,590.00
1701121857  Primary    SFR        360     357       70     7.5   7/1/2006  10/1/2006   6/1/2036   1,356.25
8500011252  Primary    SFR        360     357    76.15    6.75   7/1/2006  10/1/2006   6/1/2036   2,784.38
1706102212  Primary    SFR        360     359       80    6.99   9/1/2006  10/1/2006   8/1/2036   2,819.30
1707100672  Primary    PUD        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   3,037.50
1706102077  Primary    SFR        360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   3,017.50
8500012081  Primary    PUD        360     355     77.9   6.875   5/1/2006  10/1/2006   4/1/2036   3,021.87
8500010894  Primary    SFR        360     356       80   6.625   6/1/2006  10/1/2006   5/1/2036   2,804.58
8500012564  Primary    PUD        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   2,963.33
8600013676  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   2,114.17
1701122108  Primary    SFR        360     357       80    5.99   7/1/2006  10/1/2006   6/1/2036   1,293.64
8600013304  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,592.50
8500012512  Investor   PUD        360     358       70   7.625   8/1/2006  10/1/2006   7/1/2036   3,944.95
8500011446  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   3,438.00
1316002045  Investor   Condo      360     359    59.98   7.625   9/1/2006  10/1/2006   8/1/2036     704.99
1701122385  Primary    Condo      360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   2,686.67
8500012121  Primary    SFR        360     358    72.73    7.25   8/1/2006  10/1/2006   7/1/2036   6,041.67
8500012555  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   3,562.50
8500010728  Investor   PUD        360     355       80   7.375   5/1/2006  10/1/2006   4/1/2036   1,374.42
8500011659  Primary    Condo      360     358       80   5.875   8/1/2006  10/1/2006   7/1/2036   2,697.41
1706101744  Primary    PUD        360     357    79.99       7   7/1/2006  10/1/2006   6/1/2036   3,557.46
8500011930  Primary    SFR        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,840.95
8500011663  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   1,420.83
1707101437  Primary    SFR        360     360       80    6.25  10/1/2006  10/1/2006   9/1/2036   1,520.83
1701122254  Primary    PUD        360     357       75    6.75   7/1/2006  10/1/2006   6/1/2036   5,062.50
1701122180  Primary    SFR        360     357    63.94       5   7/1/2006  10/1/2006   6/1/2036   4,462.50
8500010302  Primary    PUD        360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   3,437.50
1701122482  Primary    SFR        360     358    56.32     6.5   8/1/2006  10/1/2006   7/1/2036   1,191.67
1706102036  Primary    PUD        360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   4,727.50
8500012098  Primary    SFR        360     358    79.12    7.25   8/1/2006  10/1/2006   7/1/2036   2,957.92
8600013313  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,635.42
1701122917  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,391.67
8500012129  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,681.25
8500010992  Primary    SFR        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   3,888.75
1707100496  Primary    PUD        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,576.25
8500010427  Primary    SFR        360     355       65   7.375   5/1/2006  10/1/2006   4/1/2036   3,894.92
1701122792  Primary    PUD        360     358       80    6.99   8/1/2006  10/1/2006   7/1/2036   3,634.80
8500010791  Primary    PUD        360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   2,442.94
8500012366  Primary    SFR        360     358    26.54   6.375   8/1/2006  10/1/2006   7/1/2036   1,282.97
8600013310  Primary    SFR        360     357    76.53   6.375   7/1/2006  10/1/2006   6/1/2036   3,984.38
8500011233  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,149.58
8500011080  Primary    SFR        360     356       80     5.5   6/1/2006  10/1/2006   5/1/2036   2,817.49
1701122678  Primary    SFR        360     358       65    6.99   8/1/2006  10/1/2006   7/1/2036   5,679.38
1706102171  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,018.83
8500012489  Primary    SFR        360     358       70   7.125   8/1/2006  10/1/2006   7/1/2036   4,716.03
8500011012  Primary    SFR        360     356       80    6.25   6/1/2006  10/1/2006   5/1/2036   2,604.17
1706102245  Primary    SFR        360     359       80    6.25   9/1/2006  10/1/2006   8/1/2036   2,583.33
8500010904  Primary    SFR        360     356       65   6.875   6/1/2006  10/1/2006   5/1/2036   3,742.58
1701121867  Primary    SFR        360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   2,803.33
1707101049  Primary    PUD        360     358       80   5.625   8/1/2006  10/1/2006   7/1/2036   2,895.00
1707100662  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   3,613.75
1701122224  Primary    Condo      360     357    79.99    7.25   7/1/2006  10/1/2006   6/1/2036   1,933.03
8500011437  Primary    SFR        360     357    79.37     6.5   7/1/2006  10/1/2006   6/1/2036   2,730.00
8500011774  Primary    SFR        360     357    70.27    6.25   7/1/2006  10/1/2006   6/1/2036   2,543.75
8500012724  Primary    SFR        360     358    50.63   6.875   8/1/2006  10/1/2006   7/1/2036   3,437.50
1705000782  Primary    SFR        360     358       80   6.125   8/1/2006  10/1/2006   7/1/2036   2,497.21
8500012737  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   2,992.50
8500012425  Primary    PUD        360     358    74.07   7.125   8/1/2006  10/1/2006   7/1/2036   5,937.50
1706101960  Primary    PUD        360     357       80    5.25   7/1/2006  10/1/2006   6/1/2036   2,668.75
1707100906  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,092.58
8500010528  Primary    PUD        360     355    79.97   6.625   5/1/2006  10/1/2006   4/1/2036   2,448.77
1707100979  Primary    Condo      360     359       80    6.99   9/1/2006  10/1/2006   8/1/2036   2,702.80
1701122505  Primary    Condo      360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,407.50
8500012556  Primary    PUD        360     357       60    6.75   7/1/2006  10/1/2006   6/1/2036   3,712.50
1701122806  Primary    SFR        360     358    78.91   6.625   8/1/2006  10/1/2006   7/1/2036   3,450.52
1701122783  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,902.50
8500011380  Investor   SFR        360     357    24.86   6.375   7/1/2006  10/1/2006   6/1/2036     366.56
8500012157  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   4,850.77
8500012229  Primary    SFR        360     358    78.53     7.5   8/1/2006  10/1/2006   7/1/2036   4,571.88
8500012095  Primary    SFR        360     358    69.12   6.625   8/1/2006  10/1/2006   7/1/2036   2,594.79
8500012094  Primary    Condo      360     358       75    6.75   8/1/2006  10/1/2006   7/1/2036   7,382.81
8500012467  Secondary  PUD        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,711.32
8500012131  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,097.50
1706102206  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   3,058.33
8500012551  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,992.50
8500012510  Secondary  PUD        360     358       70       8   8/1/2006  10/1/2006   7/1/2036     919.41
8500012221  Primary    SFR        360     358    73.68       7   8/1/2006  10/1/2006   7/1/2036   4,083.33
1701122745  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,567.50
8500010796  Primary    Condo      360     355       80     7.5   5/1/2006  10/1/2006   4/1/2036   1,637.45
8500012536  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,375.00
8500011667  Primary    SFR        360     357       75   6.625   7/1/2006  10/1/2006   6/1/2036   4,554.69
1701123289  Primary    SFR        360     360       80   7.125  10/1/2006  10/1/2006   9/1/2036   2,826.25
8500011779  Primary    SFR        360     358    49.77    6.25   8/1/2006  10/1/2006   7/1/2036   2,931.90
8500012605  Primary    PUD        360     358    54.53       6   8/1/2006  10/1/2006   7/1/2036   2,931.25
1707101061  Primary    PUD        360     358       80    5.75   8/1/2006  10/1/2006   7/1/2036   2,165.83
8600013547  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   3,794.17
8500010318  Primary    PUD        360     355    79.99     7.5   5/1/2006  10/1/2006   4/1/2036   3,297.50
8500012092  Investor   SFR        360     358       75     7.5   8/1/2006  10/1/2006   7/1/2036   3,117.19
1707101078  Primary    Condo      360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036   1,595.00
8500011255  Primary    SFR        360     357    69.09       7   7/1/2006  10/1/2006   6/1/2036   2,607.50
8500010680  Primary    Condo      360     355       80     6.5   5/1/2006  10/1/2006   4/1/2036   2,260.07
8500012733  Investor   Condo      360     358       80       8   8/1/2006  10/1/2006   7/1/2036   2,320.00
8500011671  Primary    SFR        360     358       78   6.875   8/1/2006  10/1/2006   7/1/2036   2,517.40
8500011288  Primary    SFR        360     357    76.55   6.625   7/1/2006  10/1/2006   6/1/2036   2,324.27
8500011286  Primary    SFR        360     357       75   6.625   7/1/2006  10/1/2006   6/1/2036   2,484.38
8500012348  Primary    Condo      360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   2,890.00
8500012586  Investor   SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   3,402.33
8500010839  Investor   SFR        360     356       70    7.25   6/1/2006  10/1/2006   5/1/2036   1,564.79
1706102189  Primary    SFR        360     358       80    7.99   8/1/2006  10/1/2006   7/1/2036   3,355.80
8500012228  Primary    SFR        360     358       80   5.875   8/1/2006  10/1/2006   7/1/2036   2,467.50
8500011428  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   3,915.00
8500010888  Primary    SFR        360     356    54.92   5.875   6/1/2006  10/1/2006   5/1/2036   1,667.03
8500010792  Primary    PUD        360     355    79.32   6.375   5/1/2006  10/1/2006   4/1/2036   2,656.25
8500012249  Investor   4-Family   360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   5,100.86
8500012206  Primary    SFR        360     358    60.37       6   8/1/2006  10/1/2006   7/1/2036   4,075.00
8500011580  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   4,468.75
8500011433  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,395.94
8500011513  Secondary  Condo      360     357     61.7   6.875   7/1/2006  10/1/2006   6/1/2036   3,720.84
8500012560  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,307.50
8500012241  Investor   PUD        360     358       70   7.875   8/1/2006  10/1/2006   7/1/2036   3,793.49
8500012590  Primary    Condo      360     358       75   6.875   8/1/2006  10/1/2006   7/1/2036     910.94
8500013101  Investor   3-Family   360     359       80   6.999   9/1/2006  10/1/2006   8/1/2036   2,752.94
8500011956  Investor   4-Family   360     358    52.85   6.375   8/1/2006  10/1/2006   7/1/2036   2,027.58
8500011530  Primary    3-Family   360     357    69.23   6.875   7/1/2006  10/1/2006   6/1/2036   3,867.19
1701122374  Primary    SFR        360     357       75   6.875   7/1/2006  10/1/2006   6/1/2036   2,616.80
8500011481  Primary    SFR        360     357    68.69    6.75   7/1/2006  10/1/2006   6/1/2036   3,825.00
1701121934  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,578.33
8500011928  Primary    SFR        360     357    77.48   6.875   7/1/2006  10/1/2006   6/1/2036   5,649.59
8500011976  Primary    PUD        360     358    53.66   6.875   8/1/2006  10/1/2006   7/1/2036   5,671.88
8500012594  Primary    Condo      360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,338.42
8500010866  Primary    SFR        360     356       80   7.125   6/1/2006  10/1/2006   5/1/2036   2,778.75
8500010538  Primary    SFR        360     354       80    6.75   4/1/2006  10/1/2006   3/1/2036   3,555.00
8500010993  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   3,382.50
1701122093  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   3,345.83
8500010509  Primary    SFR        360     355       80   6.625   5/1/2006  10/1/2006   4/1/2036   3,157.92
8500012410  Primary    SFR        360     358     74.4   6.875   8/1/2006  10/1/2006   7/1/2036   3,196.88
8500011555  Primary    SFR        360     357     78.6   6.875   7/1/2006  10/1/2006   6/1/2036   2,943.04
1701122318  Primary    SFR        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   3,001.78
8500010530  Primary    SFR        360     355       80   6.625   5/1/2006  10/1/2006   4/1/2036   3,091.67
8500012234  Secondary  SFR        360     358       50   6.875   8/1/2006  10/1/2006   7/1/2036   4,583.33
8500012592  Primary    SFR        360     358    71.05   6.875   8/1/2006  10/1/2006   7/1/2036   4,434.27
1701123943  Primary    SFR        360     360       80    6.75  10/1/2006  10/1/2006   9/1/2036   3,095.44
1701121400  Primary    PUD        360     357       80    5.99   7/1/2006  10/1/2006   6/1/2036   2,615.63
8500010301  Investor   SFR        360     355       80    7.75   5/1/2006  10/1/2006   4/1/2036   4,236.67
8500012070  Primary    SFR        360     358     63.9   6.625   8/1/2006  10/1/2006   7/1/2036   2,843.23
8500012407  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   5,634.74
8500012103  Investor   SFR        360     358    66.05    6.75   8/1/2006  10/1/2006   7/1/2036   3,255.96
8500010537  Primary    SFR        360     356    69.95   6.375   6/1/2006  10/1/2006   5/1/2036   2,629.69
8500012135  Investor   PUD        360     358    28.57   6.625   8/1/2006  10/1/2006   7/1/2036   1,072.70
8500012542  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   2,479.17
8500011272  Investor   Condo      360     356    79.98   7.375   6/1/2006  10/1/2006   5/1/2036     628.72
8500011689  Investor   2-Family   360     357       75    7.25   7/1/2006  10/1/2006   6/1/2036   3,847.03
8500011098  Primary    SFR        360     356       80       6   6/1/2006  10/1/2006   5/1/2036   2,337.98
8500012573  Primary    SFR        360     357    58.18     6.5   7/1/2006  10/1/2006   6/1/2036   4,333.33
8500013097  Investor   SFR        360     359       80   7.875   9/1/2006  10/1/2006   8/1/2036   2,887.50
8500010384  Primary    SFR        360     355       80     7.5   5/1/2006  10/1/2006   4/1/2036   4,139.35
1707100799  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,307.50
1707100847  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,948.33
8500010801  Primary    PUD        360     355       80     7.5   5/1/2006  10/1/2006   4/1/2036   2,681.61
8500011942  Primary    Condo      360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   1,682.00
8500012582  Primary    SFR        360     358    59.88   6.875   8/1/2006  10/1/2006   7/1/2036   2,847.40
8500011254  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   2,750.00
8500011633  Primary    SFR        360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   3,575.00
8500013105  Investor   2-Family   360     359       75   7.625   9/1/2006  10/1/2006   8/1/2036   2,859.38
8500011978  Investor   Condo      360     358    79.97   7.375   8/1/2006  10/1/2006   7/1/2036   3,253.60
8500011676  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   4,456.67
8500012531  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   3,322.92
1706102412  Investor   PUD        360     360       70   6.875  10/1/2006  10/1/2006   9/1/2036     942.45
8500012482  Primary    SFR        360     358    79.99   7.125   8/1/2006  10/1/2006   7/1/2036   2,350.95
8500012465  Secondary  SFR        360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036     958.86
8500012369  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,037.50
8500011674  Primary    SFR        360     358       80       6   8/1/2006  10/1/2006   7/1/2036   2,570.00
1706102105  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,116.67
8500010730  Primary    Condo      360     355       80   5.875   5/1/2006  10/1/2006   4/1/2036   1,268.83
8500011239  Secondary  SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   3,145.00
1703103684  Primary    Condo      360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036     769.46
8500010622  Primary    SFR        360     356       75   7.375   6/1/2006  10/1/2006   5/1/2036   4,469.74
8600013133  Primary    SFR        360     356    79.46    6.25   6/1/2006  10/1/2006   5/1/2036   2,604.16
1701123035  Primary    PUD        360     359       80   6.625   9/1/2006  10/1/2006   8/1/2036   1,203.27
1707100708  Primary    PUD        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,461.50
8600013755  Primary    PUD        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   3,193.72
8500010695  Primary    PUD        360     355    79.56   5.625   5/1/2006  10/1/2006   4/1/2036   3,046.88
8600014178  Primary    Condo      360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036     845.83
8500011336  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,550.00
8500011089  Primary    PUD        360     356       80   5.875   6/1/2006  10/1/2006   5/1/2036   1,392.63
8500011434  Primary    SFR        360     357    78.29   6.125   7/1/2006  10/1/2006   6/1/2036   4,096.09
8500011235  Primary    SFR        360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   2,537.50
8500011666  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,851.33
8500011101  Primary    PUD        360     356       80       6   6/1/2006  10/1/2006   5/1/2036   1,575.14
8500012604  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,816.67
8500010524  Primary    4-Family   360     355       75    6.25   5/1/2006  10/1/2006   4/1/2036   4,980.47
1701122106  Primary    PUD        360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   3,570.00
1701123516  Primary    SFR        360     360       80    5.75  10/1/2006  10/1/2006   9/1/2036   2,070.00
8500011916  Primary    PUD        360     358    54.99       6   8/1/2006  10/1/2006   7/1/2036   3,849.00
8500011388  Primary    Condo      360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,700.00
8500011048  Primary    SFR        360     352       80     7.5   2/1/2006  10/1/2006   1/1/2036   2,347.11
8500010299  Primary    SFR        360     355       80       6   5/1/2006  10/1/2006   4/1/2036   2,920.00
1706102120  Primary    SFR        360     360       80   7.875  10/1/2006  10/1/2006   9/1/2036   6,378.75
8500013093  Investor   SFR        360     359       80   7.375   9/1/2006  10/1/2006   8/1/2036   3,158.34
1115103375  Primary    PUD        360     358       95    6.99   8/1/2006  10/1/2006   7/1/2036   1,267.04
8500011775  Primary    SFR        360     357       95   7.625   7/1/2006  10/1/2006   6/1/2036     965.83
8600013595  Primary    PUD        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,600.00
1310011105  Primary    Condo      360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036     620.46
8600013378  Primary    SFR        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   3,329.58
8500011912  Primary    PUD        360     357     79.3     6.5   7/1/2006  10/1/2006   6/1/2036   2,276.49
8600013307  Primary    SFR        360     357       70   7.125   7/1/2006  10/1/2006   6/1/2036   3,948.44
8500011890  Primary    Condo      360     357    79.99       6   7/1/2006  10/1/2006   6/1/2036   1,400.25
8500011891  Primary    Condo      360     357       75   7.625   7/1/2006  10/1/2006   6/1/2036   1,715.63
1703103688  Primary    Condo      360     357    89.99   8.125   7/1/2006  10/1/2006   6/1/2036   1,004.79
8500011599  Investor   Condo      360     357       75     7.5   7/1/2006  10/1/2006   6/1/2036   1,546.88
8500011177  Primary    PUD        360     356    64.37   6.375   6/1/2006  10/1/2006   5/1/2036   3,119.35
1125100047  Primary    SFR        360     358    66.23   7.125   8/1/2006  10/1/2006   7/1/2036   2,398.75
1901026328  Primary    PUD        360     359    71.34   6.625   9/1/2006  10/1/2006   8/1/2036   2,638.96
1120100208  Primary    SFR        360     356       86     9.5   6/1/2006  10/1/2006   5/1/2036   2,458.66
1106000790  Investor   SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,506.25
1105114314  Primary    Condo      360     358       95    9.75   8/1/2006  10/1/2006   7/1/2036   1,632.39
8500011668  Primary    SFR        360     358    78.19       7   8/1/2006  10/1/2006   7/1/2036   5,833.33
8500010618  Primary    SFR        360     355    73.33    5.75   5/1/2006  10/1/2006   4/1/2036   2,635.42
8500010520  Primary    SFR        360     355       80   7.375   5/1/2006  10/1/2006   4/1/2036   3,048.33
1707100893  Primary    SFR        360     359       80    5.75   9/1/2006  10/1/2006   8/1/2036   2,625.83
1701122526  Primary    Condo      360     358    79.24   6.625   8/1/2006  10/1/2006   7/1/2036   2,296.67
1330000151  Secondary  PUD        360     360     71.1       6  10/1/2006  10/1/2006   9/1/2036   2,485.00
1326001050  Primary    PUD        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   1,735.75
8500010879  Primary    PUD        360     356       80   5.875   6/1/2006  10/1/2006   5/1/2036   1,946.58
8500011178  Primary    PUD        360     356    79.99   6.625   6/1/2006  10/1/2006   5/1/2036   1,279.73
1310012821  Primary    SFR        360     360    56.77   5.375  10/1/2006  10/1/2006   9/1/2036   3,814.01
1707100768  Primary    Condo      360     358       80    5.99   8/1/2006  10/1/2006   7/1/2036   1,797.00
8500011061  Primary    PUD        360     356       80    7.75   6/1/2006  10/1/2006   5/1/2036   2,389.40
8600013917  Primary    PUD        360     359       80   6.875   9/1/2006  10/1/2006   8/1/2036   3,139.58
8500011721  Primary    SFR        360     358       80       6   8/1/2006  10/1/2006   7/1/2036   2,460.00
1105114655  Primary    PUD        360     358       75   6.625   8/1/2006  10/1/2006   7/1/2036   3,022.66
8500011726  Primary    SFR        360     357    69.42   6.375   7/1/2006  10/1/2006   6/1/2036   1,659.63
8500012603  Primary    Condo      360     358       80       6   8/1/2006  10/1/2006   7/1/2036   2,580.00
1312004510  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,513.33
8500010328  Primary    Condo      360     355       80   6.625   5/1/2006  10/1/2006   4/1/2036   1,514.92
8500010960  Primary    PUD        360     356       80   7.125   6/1/2006  10/1/2006   5/1/2036   1,325.25
1111002404  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,716.25
8500011448  Primary    Condo      360     357    48.08       6   7/1/2006  10/1/2006   6/1/2036   3,125.00
1105114278  Investor   Condo      360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   3,050.00
8500011347  Primary    SFR        360     357    78.82       6   7/1/2006  10/1/2006   6/1/2036   3,591.31
8500010526  Investor   SFR        360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   6,750.00
1105114711  Secondary  SFR        360     358    78.55    7.25   8/1/2006  10/1/2006   7/1/2036   2,610.00
8500012071  Primary    SFR        360     357       75   6.625   7/1/2006  10/1/2006   6/1/2036   2,625.16
8500010343  Primary    PUD        360     355       78    6.75   5/1/2006  10/1/2006   4/1/2036   1,783.69
8500011620  Primary    SFR        360     358    79.97     7.5   8/1/2006  10/1/2006   7/1/2036   3,140.00
8500012539  Investor   SFR        360     358     54.3   6.625   8/1/2006  10/1/2006   7/1/2036   2,788.02
1111001847  Primary    Condo      360     358       90   7.875   8/1/2006  10/1/2006   7/1/2036   1,383.38
8500011463  Secondary  SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   5,408.33
1701121571  Primary    PUD        360     357       80   6.125   7/1/2006  10/1/2006   6/1/2036   2,654.17
8500010536  Primary    SFR        360     356       80   6.125   6/1/2006  10/1/2006   5/1/2036   3,205.42
8600013527  Primary    SFR        360     358    74.07    6.25   8/1/2006  10/1/2006   7/1/2036   2,604.17
8500012554  Primary    PUD        360     358    78.55   6.875   8/1/2006  10/1/2006   7/1/2036   2,475.00
8500010890  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   4,404.58
8500010859  Primary    PUD        360     356       95    7.75   6/1/2006  10/1/2006   5/1/2036   1,323.60
8500010298  Primary    Condo      360     355       75   6.875   5/1/2006  10/1/2006   4/1/2036   1,976.56
8500011452  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   4,008.33
1105114680  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,887.50
1115103315  Primary    PUD        360     358       95    7.99   8/1/2006  10/1/2006   7/1/2036   2,356.66
8500010539  Investor   SFR        360     355       80   8.125   5/1/2006  10/1/2006   4/1/2036   3,195.83
8500011271  Primary    SFR        360     357    35.41   6.875   7/1/2006  10/1/2006   6/1/2036   2,119.79
8500010986  Primary    SFR        360     356    43.75       6   6/1/2006  10/1/2006   5/1/2036   2,625.00
1707100940  Primary    PUD        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   3,066.00
8500011675  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   3,375.00
8500011751  Primary    SFR        360     357    38.59     7.5   7/1/2006  10/1/2006   6/1/2036     665.63
8500010872  Primary    SFR        360     356       80   6.125   6/1/2006  10/1/2006   5/1/2036   3,349.45
8500011247  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,979.17
8500013085  Primary    PUD        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   2,677.50
8500012585  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   5,500.00
8500012422  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   3,126.05
8500011589  Primary    PUD        360     357    66.67   6.625   7/1/2006  10/1/2006   6/1/2036   6,403.11
8500011585  Investor   3-Family   360     357       70   7.125   7/1/2006  10/1/2006   6/1/2036   5,682.82
8500011717  Primary    PUD        360     357    66.91     6.5   7/1/2006  10/1/2006   6/1/2036   1,630.96
8500010339  Secondary  Condo      360     355    77.97   7.125   5/1/2006  10/1/2006   4/1/2036   1,321.69
8500010338  Primary    PUD        360     355    77.66       6   5/1/2006  10/1/2006   4/1/2036   1,213.00
8500010336  Secondary  SFR        360     355       90   6.625   5/1/2006  10/1/2006   4/1/2036   1,366.41
8500010334  Primary    PUD        360     355    79.99    6.25   5/1/2006  10/1/2006   4/1/2036   1,764.06
8500010333  Primary    PUD        360     355       80    6.25   5/1/2006  10/1/2006   4/1/2036     979.17
8500012576  Investor   SFR        360     358       60   7.625   8/1/2006  10/1/2006   7/1/2036   4,098.44
8500012563  Primary    SFR        360     358    68.57     6.5   8/1/2006  10/1/2006   7/1/2036   3,250.00
8500012559  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   4,200.00
1707101316  Primary    Condo      360     360       80   6.875  10/1/2006  10/1/2006   9/1/2036   1,934.17
1707101242  Primary    Condo      360     360       80    6.99  10/1/2006  10/1/2006   9/1/2036   1,840.70
8500012434  Primary    SFR        360     358    73.53    6.75   8/1/2006  10/1/2006   7/1/2036   3,242.99
8500012432  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,035.44
8500012426  Primary    SFR        360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   4,957.57
8500012411  Primary    SFR        360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   5,423.52
8500012403  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,729.65
8500012179  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   2,975.23
8500012169  Primary    SFR        360     358       80       8   8/1/2006  10/1/2006   7/1/2036   5,723.36
8500012161  Primary    Condo      360     355       80     7.5   5/1/2006  10/1/2006   4/1/2036   3,685.70
8500012154  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,969.32
8500012137  Primary    SFR        360     358       75   6.875   8/1/2006  10/1/2006   7/1/2036   3,005.45
8500012124  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   5,120.26
8500012113  Investor   4-Family   360     358       70     7.5   8/1/2006  10/1/2006   7/1/2036   5,751.04
8500012097  Primary    SFR        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   4,229.49
8500012090  Primary    SFR        360     358    71.61    6.75   8/1/2006  10/1/2006   7/1/2036   4,040.77
8500011588  Primary    SFR        360     357    78.36    6.75   7/1/2006  10/1/2006   6/1/2036   2,424.38
8500011579  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,781.10
8500011578  Primary    Condo      360     357       75    6.75   7/1/2006  10/1/2006   6/1/2036   3,161.92
8500011574  Primary    SFR        360     357       65   6.875   7/1/2006  10/1/2006   6/1/2036   3,223.88
8500011571  Primary    Condo      360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   3,902.05
8500011570  Secondary  SFR        360     357       90    7.25   7/1/2006  10/1/2006   6/1/2036   2,934.72
8500011562  Primary    SFR        360     357       80       7   7/1/2006  10/1/2006   6/1/2036   3,432.96
8500011552  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   5,173.71
8500011551  Primary    SFR        360     357       80       7   7/1/2006  10/1/2006   6/1/2036   3,193.45
8500011549  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   3,442.31
8500011519  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   3,206.90
8500011511  Primary    PUD        360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   3,919.08
8500011387  Primary    SFR        360     357    55.43   6.125   7/1/2006  10/1/2006   6/1/2036   3,098.81
8500011094  Primary    SFR        360     356    73.06   7.875   6/1/2006  10/1/2006   5/1/2036   2,900.28
8500011087  Primary    Condo      360     356       80   7.375   6/1/2006  10/1/2006   5/1/2036   1,139.89
8500011044  Primary    PUD        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   3,674.03
8500010762  Primary    PUD        360     355       80   7.875   5/1/2006  10/1/2006   4/1/2036   1,508.08
8500010741  Primary    Condo      360     355       80   8.125   5/1/2006  10/1/2006   4/1/2036   1,246.80
8500010662  Secondary  PUD        360     355    66.93    6.75   5/1/2006  10/1/2006   4/1/2036   3,567.29
8500010415  Primary    SFR        360     355    78.49   6.875   5/1/2006  10/1/2006   4/1/2036   3,867.19
8500010413  Primary    SFR        360     355       80   7.375   5/1/2006  10/1/2006   4/1/2036   3,370.49
8500010403  Primary    SFR        360     355    69.77       7   5/1/2006  10/1/2006   4/1/2036   2,625.00
8500010402  Primary    SFR        360     355    62.36   6.625   5/1/2006  10/1/2006   4/1/2036   2,955.04
8500010397  Primary    2-Family   360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   6,175.13
8500010390  Primary    SFR        360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   3,358.22
8500010386  Primary    SFR        360     355       80    7.25   5/1/2006  10/1/2006   4/1/2036   3,389.05
8500012428  Primary    SFR        360     358    11.76   7.375   8/1/2006  10/1/2006   7/1/2036     614.58
8500012416  Primary    SFR        360     358       65   6.875   8/1/2006  10/1/2006   7/1/2036   1,247.53
8500012409  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   1,417.50
8500012408  Primary    Condo      360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   1,933.33
8500012396  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,345.83
8500012175  Primary    SFR        360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   2,282.25
8500012167  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,364.50
8500012153  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,745.00
8500012148  Primary    SFR        360     358       75   6.875   8/1/2006  10/1/2006   7/1/2036   4,189.45
8500012144  Primary    SFR        360     357       80       7   7/1/2006  10/1/2006   6/1/2036   2,636.67
8500012139  Primary    Condo      360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,223.09
8500012118  Primary    SFR        360     358       75   7.875   8/1/2006  10/1/2006   7/1/2036   2,731.64
8500012114  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   3,033.33
8500012107  Investor   SFR        360     358    69.48     7.5   8/1/2006  10/1/2006   7/1/2036   4,212.50
8500012102  Primary    SFR        360     358    69.98   6.625   8/1/2006  10/1/2006   7/1/2036   2,009.03
8500012087  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,543.75
8500012083  Primary    PUD        360     357    75.65    6.25   7/1/2006  10/1/2006   6/1/2036   2,265.63
8500012078  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,561.67
8500012077  Primary    Condo      360     357       80       6   7/1/2006  10/1/2006   6/1/2036   1,420.00
8500012073  Primary    SFR        360     357       80    6.25   7/1/2006  10/1/2006   6/1/2036   2,458.33
8500012072  Primary    PUD        360     357       80    6.25   7/1/2006  10/1/2006   6/1/2036   2,500.00
8500012069  Primary    SFR        360     357    78.79   6.375   7/1/2006  10/1/2006   6/1/2036   2,825.19
8500012067  Primary    SFR        360     357       65    6.25   7/1/2006  10/1/2006   6/1/2036   2,369.79
8500011990  Primary    PUD        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   1,687.50
8500011985  Primary    Condo      360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,016.67
8500011982  Primary    Condo      360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   1,776.13
8500011634  Primary    Condo      360     357    79.98     6.5   7/1/2006  10/1/2006   6/1/2036   1,376.38
8500011631  Primary    PUD        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   3,206.25
8500011623  Primary    Condo      360     357    76.49   7.875   7/1/2006  10/1/2006   6/1/2036   2,359.22
8500011613  Investor   SFR        360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036      619.5
8500011612  Investor   SFR        360     357       85    7.75   7/1/2006  10/1/2006   6/1/2036     603.85
8500011611  Primary    Condo      360     357       80       7   7/1/2006  10/1/2006   6/1/2036   1,866.67
8500011609  Primary    Condo      360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   1,943.33
8500011606  Investor   2-Family   360     358       65   6.875   8/1/2006  10/1/2006   7/1/2036   2,197.14
8500011604  Primary    SFR        360     358       60    6.75   8/1/2006  10/1/2006   7/1/2036   1,805.63
8500011602  Primary    SFR        360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   1,070.58
8500011584  Primary    Condo      360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,087.71
8500011581  Primary    Condo      360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,053.75
8500011575  Primary    Condo      360     357    68.74   6.625   7/1/2006  10/1/2006   6/1/2036   1,821.60
8500011546  Primary    SFR        360     357     61.4   7.125   7/1/2006  10/1/2006   6/1/2036   2,078.13
8500011534  Secondary  Condo      360     357       80   8.375   7/1/2006  10/1/2006   6/1/2036   1,178.08
8500011532  Primary    PUD        360     357    79.45     7.5   7/1/2006  10/1/2006   6/1/2036   1,450.00
8500011526  Secondary  SFR        360     357    38.46   7.125   7/1/2006  10/1/2006   6/1/2036     890.63
8500011518  Primary    Condo      360     357       80    7.75   7/1/2006  10/1/2006   6/1/2036   2,092.50
8500011493  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   2,987.75
8500011490  Primary    SFR        360     357       75    6.75   7/1/2006  10/1/2006   6/1/2036   3,564.84
8500011485  Primary    SFR        360     357    77.47   6.875   7/1/2006  10/1/2006   6/1/2036   3,723.96
8500011476  Primary    SFR        360     357    69.33   7.125   7/1/2006  10/1/2006   6/1/2036   3,066.72
8500011475  Primary    SFR        360     357       70   6.375   7/1/2006  10/1/2006   6/1/2036   1,580.47
8500011468  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,727.08
8500011461  Primary    SFR        360     357       75   6.875   7/1/2006  10/1/2006   6/1/2036   2,487.89
8500011460  Primary    PUD        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,186.54
8500011459  Primary    SFR        360     357    32.22       7   7/1/2006  10/1/2006   6/1/2036     676.67
8500011458  Primary    SFR        360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   3,465.00
8500011455  Primary    2-Family   360     357       75     6.5   7/1/2006  10/1/2006   6/1/2036   3,046.88
8500011419  Primary    SFR        360     357       65   6.625   7/1/2006  10/1/2006   6/1/2036     897.14
8500011417  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,979.17
8500011412  Primary    PUD        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,274.58
8500011410  Primary    PUD        360     357    58.82   6.875   7/1/2006  10/1/2006   6/1/2036   5,729.17
8500011405  Primary    Condo      360     357    66.15       6   7/1/2006  10/1/2006   6/1/2036   4,300.00
8500011036  Primary    Condo      360     356    49.27   6.875   6/1/2006  10/1/2006   5/1/2036   1,552.60
8500010977  Primary    Condo      360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   1,090.38
8500010976  Primary    PUD        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   2,465.00
8500010975  Primary    PUD        360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   1,755.00
8500010974  Primary    SFR        360     356       80   7.125   6/1/2006  10/1/2006   5/1/2036   3,025.75
8500010969  Primary    SFR        360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   2,950.00
8500010968  Primary    PUD        360     356    79.98     7.5   6/1/2006  10/1/2006   5/1/2036   1,921.25
8500010967  Primary    PUD        360     356    79.99    6.75   6/1/2006  10/1/2006   5/1/2036   1,240.31
8500010966  Primary    PUD        360     356       80       7   6/1/2006  10/1/2006   5/1/2036   1,820.00
8500010959  Primary    Condo      360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   1,026.83
8500010958  Primary    PUD        360     356       80   7.125   6/1/2006  10/1/2006   5/1/2036   2,940.25
8500010957  Primary    Condo      360     356       80   7.375   6/1/2006  10/1/2006   5/1/2036   1,475.00
8500010956  Primary    PUD        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   1,718.75
8500010955  Primary    PUD        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   1,155.12
8500010905  Primary    PUD        360     356       80   6.625   6/1/2006  10/1/2006   5/1/2036   1,590.00
8500010901  Primary    SFR        360     356       80   7.375   6/1/2006  10/1/2006   5/1/2036   3,417.08
8500010897  Primary    SFR        360     356    78.67    7.25   6/1/2006  10/1/2006   5/1/2036   2,519.07
8500010896  Primary    SFR        360     356    74.71   6.375   6/1/2006  10/1/2006   5/1/2036   3,453.13
8500010895  Primary    SFR        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   1,375.00
8500010892  Primary    PUD        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   2,537.50
8500010891  Secondary  SFR        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   1,397.92
8500010889  Primary    SFR        360     356       75   6.875   6/1/2006  10/1/2006   5/1/2036   2,685.55
8500010886  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,383.33
8500010877  Primary    SFR        360     356    79.94    5.99   6/1/2006  10/1/2006   5/1/2036   2,168.88
8500010867  Primary    PUD        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   1,558.33
8500010865  Investor   2-Family   360     356    30.92       7   6/1/2006  10/1/2006   5/1/2036     898.33
8500010864  Primary    SFR        360     356    53.91    6.75   6/1/2006  10/1/2006   5/1/2036   1,743.75
8500010858  Secondary  SFR        360     356    36.08   7.125   6/1/2006  10/1/2006   5/1/2036   1,508.13
8500010857  Primary    SFR        360     356       80   7.375   6/1/2006  10/1/2006   5/1/2036   3,736.67
8500010851  Primary    SFR        360     356       80    6.25   6/1/2006  10/1/2006   5/1/2036   3,041.67
8500010847  Primary    SFR        360     356    64.76   6.875   6/1/2006  10/1/2006   5/1/2036   1,947.92
8500010845  Primary    SFR        360     356       80    6.75   6/1/2006  10/1/2006   5/1/2036   1,778.34
8500010837  Primary    Condo      360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   1,725.00
8500010806  Primary    SFR        360     355       70   7.625   5/1/2006  10/1/2006   4/1/2036   2,346.94
8500010782  Primary    PUD        360     355     67.1   7.375   5/1/2006  10/1/2006   4/1/2036   1,692.05
8500010779  Investor   Condo      360     355       80   6.625   5/1/2006  10/1/2006   4/1/2036   2,402.66
8500010776  Primary    SFR        360     355       80     6.5   5/1/2006  10/1/2006   4/1/2036   2,775.40
8500010765  Primary    Condo      360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   2,437.48
8500010712  Investor   PUD        360     355     34.4   6.625   5/1/2006  10/1/2006   4/1/2036     877.81
8500010691  Investor   Condo      360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036     998.71
8500010676  Primary    Condo      360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036     870.83
8500010673  Primary    Condo      360     355       80   6.625   5/1/2006  10/1/2006   4/1/2036   1,398.67
8500010669  Primary    Condo      360     355       80       6   5/1/2006  10/1/2006   4/1/2036   1,136.00
8500010658  Primary    Condo      360     355       80     6.5   5/1/2006  10/1/2006   4/1/2036   1,282.39
8500010657  Primary    Condo      360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036     831.32
8500010641  Primary    SFR        360     356       80   7.375   6/1/2006  10/1/2006   5/1/2036   2,704.17
8500010639  Primary    SFR        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   3,050.00
8500010636  Primary    Condo      360     356       80    7.75   6/1/2006  10/1/2006   5/1/2036   3,461.67
8500010631  Primary    SFR        360     355       75   6.875   5/1/2006  10/1/2006   4/1/2036   3,351.56
8500010625  Secondary  Condo      360     355       75    6.75   5/1/2006  10/1/2006   4/1/2036     548.44
8500010624  Primary    SFR        360     355       80   7.125   5/1/2006  10/1/2006   4/1/2036   1,339.50
8500010623  Primary    SFR        360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   2,777.50
8500010412  Primary    SFR        360     355       80    6.25   5/1/2006  10/1/2006   4/1/2036   1,604.17
8500010407  Primary    SFR        360     355       80       7   5/1/2006  10/1/2006   4/1/2036   3,402.00
8500010389  Investor   Condo      360     355    48.16    6.75   5/1/2006  10/1/2006   4/1/2036   1,327.50
8500010387  Primary    SFR        360     355    53.33     6.5   5/1/2006  10/1/2006   4/1/2036   2,166.67
8500010385  Primary    PUD        360     355       80    6.75   5/1/2006  10/1/2006   4/1/2036   3,874.46
8500011625  Primary    Condo      360     357       80    7.75   7/1/2006  10/1/2006   6/1/2036   1,748.05
8500011622  Secondary  SFR        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   3,210.55
8500010972  Primary    PUD        360     356       80   6.875   6/1/2006  10/1/2006   5/1/2036   1,313.86
8500010903  Primary    SFR        360     356    64.95   6.625   6/1/2006  10/1/2006   5/1/2036   4,117.20
8500010873  Primary    PUD        360     356       80   5.875   6/1/2006  10/1/2006   5/1/2036   5,252.86
8500010797  Primary    PUD        360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   1,320.51
8500010719  Primary    SFR        360     355       90       8   5/1/2006  10/1/2006   4/1/2036   1,570.49
8500010665  Primary    Condo      360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   2,916.53
8500010309  Primary    PUD        360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   2,312.13
8500011610  Primary    PUD        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,429.17
8500011456  Primary    SFR        360     357       70   6.375   7/1/2006  10/1/2006   6/1/2036   2,380.00
8500012429  Primary    SFR        360     358       74   7.125   8/1/2006  10/1/2006   7/1/2036   4,833.13
8500012178  Primary    2-Family   360     358    78.82     6.5   8/1/2006  10/1/2006   7/1/2036   3,629.17
8500012162  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   4,350.00
8500012140  Primary    SFR        360     358       75       7   8/1/2006  10/1/2006   7/1/2036   3,062.50
8500012110  Primary    SFR        360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   2,966.50
8500012108  Primary    SFR        360     358    77.87   7.125   8/1/2006  10/1/2006   7/1/2036   3,467.50
8500012101  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   3,190.00
8500012091  Primary    PUD        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,245.00
8500011583  Primary    SFR        360     357    57.68   6.625   7/1/2006  10/1/2006   6/1/2036   2,611.35
8500011567  Primary    PUD        360     357       80    8.25   7/1/2006  10/1/2006   6/1/2036   5,109.50
8500011553  Primary    SFR        360     357    76.07   6.875   7/1/2006  10/1/2006   6/1/2036   3,159.64
8500011539  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   5,225.00
8600013659  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   3,141.67
1701122813  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,517.50
1707100687  Primary    Condo      360     358       80    6.99   8/1/2006  10/1/2006   7/1/2036   1,514.50
1701123154  Primary    SFR        360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036   2,803.33
8500013120  Secondary  Condo      360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036      942.5
8500013117  Primary    SFR        360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036   3,330.17
8500013115  Primary    Condo      360     359       80   6.999   9/1/2006  10/1/2006   8/1/2036   1,791.74
8500013110  Primary    SFR        360     359       75   6.999   9/1/2006  10/1/2006   8/1/2036   3,730.47
8500013107  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,047.92
8500013084  Primary    PUD        360     359       80   6.999   9/1/2006  10/1/2006   8/1/2036   2,573.88
8500013082  Primary    SFR        360     359       80   7.375   9/1/2006  10/1/2006   8/1/2036   2,399.33
8500013081  Primary    SFR        360     359    63.24   6.999   9/1/2006  10/1/2006   8/1/2036   1,253.99
8500012746  Primary    Condo      360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036   1,866.40
8500012742  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,070.83
8500012736  Primary    SFR        360     358    64.42   6.375   8/1/2006  10/1/2006   7/1/2036   1,317.50
8500012734  Primary    Condo      360     358    79.27   7.625   8/1/2006  10/1/2006   7/1/2036   4,130.21
8500012732  Primary    SFR        360     358    77.59     7.5   8/1/2006  10/1/2006   7/1/2036   2,812.50
8500012731  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   3,846.91
8500012728  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   2,778.75
8500012727  Primary    PUD        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,607.63
8500012726  Primary    SFR        360     358    79.47   6.999   8/1/2006  10/1/2006   7/1/2036   4,199.40
8500012725  Primary    Condo      360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036   2,420.78
8500012723  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   3,625.00
8500012613  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,803.33
8500012612  Primary    SFR        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   4,056.50
8500012610  Primary    Condo      360     358    75.86     6.5   8/1/2006  10/1/2006   7/1/2036   2,280.42
8500012602  Primary    SFR        360     358       80       8   8/1/2006  10/1/2006   7/1/2036   3,733.33
8500012598  Investor   Condo      360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   1,118.33
8500012597  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,520.83
8500012596  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   2,250.00
8500012578  Primary    PUD        360     358    79.99   6.625   8/1/2006  10/1/2006   7/1/2036   2,544.55
8500012575  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,131.25
8500012574  Primary    SFR        360     358       80    8.75   8/1/2006  10/1/2006   7/1/2036   3,453.33
8500012572  Investor   2-Family   360     358    57.69   7.125   8/1/2006  10/1/2006   7/1/2036   4,453.13
8500012566  Primary    Condo      360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   1,878.88
8500012565  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,700.00
8500012562  Primary    PUD        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   3,037.50
8500012557  Primary    PUD        360     356       75    6.75   6/1/2006  10/1/2006   5/1/2036   6,823.69
8500012553  Investor   Condo      360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   2,325.00
8500012545  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,371.75
8500012544  Primary    PUD        360     358       80   6.125   8/1/2006  10/1/2006   7/1/2036   2,388.75
8500012543  Investor   Condo      360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   2,674.67
8500012540  Primary    PUD        360     357    79.17   6.125   7/1/2006  10/1/2006   6/1/2036   3,317.71
8500012538  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,945.92
8500012523  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   1,143.92
8500012522  Primary    SFR        360     358    38.18   6.875   8/1/2006  10/1/2006   7/1/2036   2,406.25
8500012520  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,418.75
8500012485  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,185.42
8500012480  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,142.08
8500012477  Investor   Condo      360     358    79.99    7.75   8/1/2006  10/1/2006   7/1/2036   1,446.02
8500012476  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   2,985.94
8500012474  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   2,660.00
8500012469  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,195.00
8500012466  Primary    Condo      360     358    79.99    7.25   8/1/2006  10/1/2006   7/1/2036      999.9
8500012462  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   3,842.50
8500012460  Primary    PUD        360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036   3,266.20
8500012391  Primary    PUD        360     358    78.44     7.5   8/1/2006  10/1/2006   7/1/2036   2,206.25
8500012387  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,761.25
8500012386  Primary    SFR        360     358    79.99   6.875   8/1/2006  10/1/2006   7/1/2036   2,182.81
8500012383  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   1,860.83
8500012380  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   2,240.00
8500012379  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   1,100.00
8500012375  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   2,870.00
8500012373  Primary    SFR        360     357    56.75     6.5   7/1/2006  10/1/2006   6/1/2036   1,798.33
8500012361  Secondary  Condo      360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   1,995.00
8500012360  Investor   Condo      360     358    79.99   7.875   8/1/2006  10/1/2006   7/1/2036   1,554.00
8500012358  Primary    PUD        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,277.08
8500012351  Primary    SFR        360     358    79.82    6.25   8/1/2006  10/1/2006   7/1/2036   2,328.13
8500012346  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   2,596.88
8500012345  Primary    PUD        360     358    79.99    5.75   8/1/2006  10/1/2006   7/1/2036   3,443.77
8500012344  Primary    Condo      360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   1,194.58
8500012273  Primary    SFR        360     358    71.29   6.875   8/1/2006  10/1/2006   7/1/2036   2,062.50
8500012270  Primary    SFR        360     358       70    7.25   8/1/2006  10/1/2006   7/1/2036   2,279.52
8500012260  Primary    SFR        360     358       80     8.5   8/1/2006  10/1/2006   7/1/2036   4,782.67
8500012239  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   3,597.92
8500012236  Primary    SFR        360     358    79.97     6.5   8/1/2006  10/1/2006   7/1/2036   3,315.00
8500012227  Primary    SFR        360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   4,462.50
8500012217  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,430.00
8500012213  Primary    SFR        360     358    32.67    6.75   8/1/2006  10/1/2006   7/1/2036   1,378.13
8500012208  Primary    SFR        360     358       60   7.125   8/1/2006  10/1/2006   7/1/2036   8,015.63
8500012207  Primary    SFR        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   3,756.67
8500012205  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,979.17
8500012032  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,000.00
8500012024  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,793.06
8500012023  Primary    PUD        360     358    77.65   6.875   8/1/2006  10/1/2006   7/1/2036   2,389.06
8500012020  Primary    PUD        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,846.67
8500012018  Primary    PUD        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   4,270.48
8500012017  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   1,995.00
8500012015  Primary    4-Family   360     358    79.65    7.75   8/1/2006  10/1/2006   7/1/2036   5,941.67
8500012014  Primary    PUD        360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   1,286.25
8500012013  Primary    Condo      360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   1,875.00
8500012002  Primary    Condo      360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   1,538.33
8500012001  Primary    SFR        360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   4,750.00
8500011998  Primary    SFR        360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   2,216.50
8500011979  Primary    Condo      360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,085.42
8500011969  Primary    SFR        360     358       80   8.125   8/1/2006  10/1/2006   7/1/2036     698.75
8500011968  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,195.83
8500011957  Primary    PUD        360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036   2,701.61
8500011941  Primary    SFR        360     358    79.99     6.5   8/1/2006  10/1/2006   7/1/2036   2,880.58
8500011937  Investor   SFR        360     358    74.55   7.625   8/1/2006  10/1/2006   7/1/2036   5,210.42
8500011918  Primary    SFR        360     358       80   6.999   8/1/2006  10/1/2006   7/1/2036   2,752.94
8500011910  Primary    SFR        360     357       80       8   7/1/2006  10/1/2006   6/1/2036     669.33
8500011892  Primary    SFR        360     357    30.77   6.875   7/1/2006  10/1/2006   6/1/2036   1,718.75
8500011889  Primary    SFR        360     357    72.37       6   7/1/2006  10/1/2006   6/1/2036   3,166.00
8500011887  Primary    SFR        360     357    74.74   6.375   7/1/2006  10/1/2006   6/1/2036   2,223.55
8500011884  Primary    Condo      360     357       95       6   7/1/2006  10/1/2006   6/1/2036     802.75
8500011883  Primary    SFR        360     357       75   6.125   7/1/2006  10/1/2006   6/1/2036   6,890.63
8500011873  Primary    Condo      360     357       80       6   7/1/2006  10/1/2006   6/1/2036        564
8500011870  Primary    SFR        360     358    66.08   6.875   8/1/2006  10/1/2006   7/1/2036   1,930.73
8500011801  Primary    SFR        360     357       80    6.25   7/1/2006  10/1/2006   6/1/2036   3,958.33
8500011797  Primary    Condo      360     357       75       6   7/1/2006  10/1/2006   6/1/2036     458.88
8500011793  Primary    SFR        360     358       80       6   8/1/2006  10/1/2006   7/1/2036   3,700.00
8500011785  Primary    SFR        360     358    77.56       6   8/1/2006  10/1/2006   7/1/2036   1,265.00
8500011764  Primary    Condo      360     357    79.85       8   7/1/2006  10/1/2006   6/1/2036   1,405.33
8500011754  Primary    SFR        360     358    78.57       6   8/1/2006  10/1/2006   7/1/2036   2,750.00
8500011752  Primary    SFR        360     358     94.5     7.5   8/1/2006  10/1/2006   7/1/2036        945
8500011746  Primary    SFR        360     358    37.04       6   8/1/2006  10/1/2006   7/1/2036        250
8500011743  Primary    SFR        360     357       95       8   7/1/2006  10/1/2006   6/1/2036     728.33
8500011738  Primary    PUD        360     357    68.09     6.5   7/1/2006  10/1/2006   6/1/2036   2,545.02
8500011730  Primary    SFR        360     358    79.89     6.5   8/1/2006  10/1/2006   7/1/2036   2,302.08
8500011708  Primary    Condo      360     358       80   8.125   8/1/2006  10/1/2006   7/1/2036     622.92
8500011707  Primary    SFR        360     358    65.42    7.25   8/1/2006  10/1/2006   7/1/2036   2,529.65
8500011692  Primary    PUD        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,495.42
8500011687  Investor   SFR        360     358       75   7.375   8/1/2006  10/1/2006   7/1/2036   2,396.88
8500011686  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   1,507.50
8500011684  Primary    SFR        360     358       80   6.125   8/1/2006  10/1/2006   7/1/2036   2,327.50
8500011678  Investor   SFR        360     357       75   7.625   7/1/2006  10/1/2006   6/1/2036   5,266.02
8500011670  Primary    Condo      360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   1,462.50
8500011660  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,613.75
8500011656  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,613.75
8500011653  Primary    Condo      360     357    78.03     6.5   7/1/2006  10/1/2006   6/1/2036   2,258.75
8500011650  Primary    SFR        360     356       80    7.75   6/1/2006  10/1/2006   5/1/2036   1,596.50
8500011643  Primary    Condo      360     357    79.98    6.75   7/1/2006  10/1/2006   6/1/2036   1,084.78
8500011642  Primary    PUD        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   1,572.08
8500011447  Primary    SFR        360     357    74.93     6.5   7/1/2006  10/1/2006   6/1/2036   3,044.17
8500011436  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,925.00
8500011430  Primary    Condo      360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   3,403.13
8500011393  Primary    SFR        360     357       80   6.999   7/1/2006  10/1/2006   6/1/2036   2,962.91
8500011386  Primary    PUD        360     357       80   6.999   7/1/2006  10/1/2006   6/1/2036   3,499.50
8500011382  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   3,391.67
8500011381  Primary    SFR        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,552.83
8500011374  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,733.75
8500011373  Primary    SFR        360     357       80   6.999   7/1/2006  10/1/2006   6/1/2036   2,869.59
8500011341  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   3,835.00
8500011289  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   1,856.25
8500011282  Investor   SFR        360     357    74.71   7.375   7/1/2006  10/1/2006   6/1/2036   3,994.79
8500011281  Primary    SFR        360     355    66.17   6.625   5/1/2006  10/1/2006   4/1/2036   2,677.60
8500011279  Primary    SFR        360     356       80    6.25   6/1/2006  10/1/2006   5/1/2036   2,625.00
8500011274  Primary    SFR        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,274.58
8500011273  Primary    4-Family   360     357       75   7.875   7/1/2006  10/1/2006   6/1/2036   4,232.81
8500011270  Primary    SFR        360     355       80       7   5/1/2006  10/1/2006   4/1/2036   2,184.00
8500011265  Primary    SFR        360     357    79.71     6.5   7/1/2006  10/1/2006   6/1/2036   2,979.17
8500011259  Primary    PUD        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   1,214.58
8500011258  Primary    PUD        360     356       80    6.75   6/1/2006  10/1/2006   5/1/2036   1,602.00
8500011250  Primary    SFR        360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   3,045.00
8500011249  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,700.00
8500011248  Investor   Condo      360     356    74.36   7.375   6/1/2006  10/1/2006   5/1/2036     629.33
8500011246  Primary    SFR        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   1,401.67
8500011243  Investor   Condo      360     356    79.98   7.625   6/1/2006  10/1/2006   5/1/2036     650.03
8500011242  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   1,275.00
8500011241  Primary    SFR        360     355       80   7.375   5/1/2006  10/1/2006   4/1/2036   1,546.29
8500011234  Investor   Condo      360     356       80   7.875   6/1/2006  10/1/2006   5/1/2036   2,079.00
8500010987  Primary    SFR        360     356       80       7   6/1/2006  10/1/2006   5/1/2036   2,706.67
8500010984  Primary    SFR        360     356       75   6.875   6/1/2006  10/1/2006   5/1/2036   4,726.56
8500010546  Primary    SFR        360     355       80    7.25   5/1/2006  10/1/2006   4/1/2036   2,755.00
8500010542  Investor   Condo      360     355       75    7.75   5/1/2006  10/1/2006   4/1/2036   1,695.31
8500010506  Primary    SFR        360     355       80   7.125   5/1/2006  10/1/2006   4/1/2036   2,850.00
8500010501  Primary    SFR        360     355    41.24     5.5   5/1/2006  10/1/2006   4/1/2036     733.33
8500010304  Primary    SFR        360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   1,627.08
8500010294  Primary    Condo      360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   2,103.75
8500010289  Primary    SFR        360     355       75    6.75   5/1/2006  10/1/2006   4/1/2036   4,155.47
8500010288  Primary    SFR        360     355       75       7   5/1/2006  10/1/2006   4/1/2036   5,687.50
8500010287  Primary    SFR        360     355    74.87    6.25   5/1/2006  10/1/2006   4/1/2036   5,166.67
8500010284  Primary    SFR        360     355       80       7   5/1/2006  10/1/2006   4/1/2036   1,656.67
8500012608  Primary    PUD        360     357     74.8   6.875   7/1/2006  10/1/2006   6/1/2036   2,635.42
8500012595  Primary    SFR        360     358     57.1    6.75   8/1/2006  10/1/2006   7/1/2036   2,489.06
8500012558  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   5,156.25
8500012550  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,578.33
8500012530  Primary    Condo      360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   1,494.17
8500012029  Primary    Condo      360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   1,395.00
8500012006  Primary    SFR        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,135.00
8500011963  Primary    2-Family   360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   4,103.50
8500011694  Investor   Condo      360     358       75       7   8/1/2006  10/1/2006   7/1/2036   2,839.38
8500011691  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,600.00
8500011677  Primary    PUD        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,733.92
8500011657  Primary    PUD        360     357    79.79    7.25   7/1/2006  10/1/2006   6/1/2036   8,035.42
8500011439  Primary    PUD        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,990.00
8500011435  Primary    Condo      360     357    76.14   6.125   7/1/2006  10/1/2006   6/1/2036   3,828.13
8500011426  Investor   SFR        360     357    50.33     6.5   7/1/2006  10/1/2006   6/1/2036   4,089.58
8500011403  Primary    SFR        360     357       80       7   7/1/2006  10/1/2006   6/1/2036   1,675.33
8500011358  Primary    SFR        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,745.42
8500011236  Primary    PUD        360     356       80    6.75   6/1/2006  10/1/2006   5/1/2036   1,305.00
8500010978  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,383.33
8500010529  Primary    SFR        360     356       80   6.625   6/1/2006  10/1/2006   5/1/2036   2,950.33
8500010300  Primary    SFR        360     355       80    6.75   5/1/2006  10/1/2006   4/1/2036   2,632.50
8500010295  Primary    SFR        360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   3,070.83
8500012741  Secondary  PUD        360     358    30.77    6.75   8/1/2006  10/1/2006   7/1/2036      648.6
8500012381  Primary    PUD        360     358     71.7   6.625   8/1/2006  10/1/2006   7/1/2036   2,433.18
8500012374  Primary    PUD        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   1,624.47
8500012266  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   4,213.29
8500012010  Primary    Condo      360     357       80       7   7/1/2006  10/1/2006   6/1/2036   1,607.37
8500012008  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036     780.32
8500011344  Primary    SFR        360     357    79.99    6.75   7/1/2006  10/1/2006   6/1/2036   4,150.70
8500012609  Primary    SFR        360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   2,656.25
8500012513  Primary    SFR        360     357       70   7.125   7/1/2006  10/1/2006   6/1/2036   1,454.69
8500012501  Secondary  PUD        360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   1,653.33
8500012488  Investor   PUD        360     358       80   8.625   8/1/2006  10/1/2006   7/1/2036   4,593.68
8500012389  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   1,570.83
8500012385  Primary    PUD        360     358       80       7   8/1/2006  10/1/2006   7/1/2036   1,698.67
8500012276  Primary    4-Family   360     358    61.24     6.5   8/1/2006  10/1/2006   7/1/2036   4,810.00
8500012259  Primary    SFR        360     355       65   7.625   5/1/2006  10/1/2006   4/1/2036   6,608.33
8500012252  Primary    Condo      360     358       80       8   8/1/2006  10/1/2006   7/1/2036     986.67
8500011974  Investor   SFR        360     358    68.57   6.375   8/1/2006  10/1/2006   7/1/2036   2,550.00
8500011877  Primary    PUD        360     358    94.99   5.875   8/1/2006  10/1/2006   7/1/2036     961.17
8500011749  Primary    SFR        360     358    21.04   6.375   8/1/2006  10/1/2006   7/1/2036   1,073.13
8500011737  Primary    Condo      360     357       80       8   7/1/2006  10/1/2006   6/1/2036   1,370.67
8500011729  Investor   SFR        360     358       80   6.125   8/1/2006  10/1/2006   7/1/2036   2,494.92
8500011728  Primary    SFR        360     357     73.4   5.875   7/1/2006  10/1/2006   6/1/2036   2,659.29
8500011724  Primary    Condo      360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   2,166.67
8500011682  Primary    SFR        360     357     61.4   6.375   7/1/2006  10/1/2006   6/1/2036   3,718.75
8500011240  Primary    Condo      360     353    69.62   6.875   3/1/2006  10/1/2006   2/1/2036      315.1
8500011035  Primary    Condo      360     356       80   6.625   6/1/2006  10/1/2006   5/1/2036   1,545.83
8500011029  Primary    Condo      360     356       70   5.875   6/1/2006  10/1/2006   5/1/2036   1,696.41
8500011018  Primary    Condo      360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   1,932.67
8500010305  Primary    SFR        360     355       80    6.25   5/1/2006  10/1/2006   4/1/2036   1,666.67
8500012499  Secondary  SFR        360     358       70    8.75   8/1/2006  10/1/2006   7/1/2036   3,700.64
8500012263  Primary    SFR        360     358       75   7.875   8/1/2006  10/1/2006   7/1/2036   6,144.96
8500012253  Primary    Condo      360     358       80       7   8/1/2006  10/1/2006   7/1/2036   1,144.32
8500012245  Investor   SFR        360     358       70     8.5   8/1/2006  10/1/2006   7/1/2036   4,359.74
8500012007  Primary    PUD        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   1,183.04
8500012384  Primary    4-Family   360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   4,620.00
8500011680  Investor   SFR        360     356       80    7.25   6/1/2006  10/1/2006   5/1/2036   1,740.00
8500011014  Primary    SFR        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   4,575.00
8500010319  Primary    Condo      360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   1,764.58
8500010315  Primary    SFR        360     355       80     7.5   5/1/2006  10/1/2006   4/1/2036   5,750.00
8500012498  Primary    SFR        360     358     59.8    6.25   8/1/2006  10/1/2006   7/1/2036   1,588.54
8500012219  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,529.17
8500012212  Investor   SFR        360     358    51.51    6.75   8/1/2006  10/1/2006   7/1/2036   2,981.25
8500012211  Primary    SFR        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   5,134.17
8500011685  Primary    PUD        360     357       75       7   7/1/2006  10/1/2006   6/1/2036   7,962.50
8500011672  Primary    SFR        360     358    66.11       6   8/1/2006  10/1/2006   7/1/2036   5,950.00
8500011449  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   3,687.50
8500011444  Primary    4-Family   360     357       65   6.625   7/1/2006  10/1/2006   6/1/2036   7,056.45
8500011401  Primary    SFR        360     356       80       7   6/1/2006  10/1/2006   5/1/2036   2,963.33
8500011351  Primary    SFR        360     357       75    6.75   7/1/2006  10/1/2006   6/1/2036   3,164.06
8500011346  Primary    PUD        360     357       80       7   7/1/2006  10/1/2006   6/1/2036   2,800.00
8500011345  Primary    SFR        360     357    78.31    6.75   7/1/2006  10/1/2006   6/1/2036   3,656.25
8500011337  Investor   SFR        360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   5,000.00
8500010994  Primary    SFR        360     356       80   7.125   6/1/2006  10/1/2006   5/1/2036   2,778.75
8500010981  Primary    SFR        360     356    77.38    6.75   6/1/2006  10/1/2006   5/1/2036   3,656.25
8500010979  Primary    SFR        360     356    79.91     6.5   6/1/2006  10/1/2006   5/1/2036   2,800.42
8500010545  Primary    SFR        360     356       70    6.75   6/1/2006  10/1/2006   5/1/2036   2,441.25
8500010541  Investor   2-Family   360     356       65   6.375   6/1/2006  10/1/2006   5/1/2036   3,107.81
8500010531  Primary    3-Family   360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   3,712.50
8500010527  Primary    PUD        360     356       80    6.75   6/1/2006  10/1/2006   5/1/2036   2,811.94
8500010296  Primary    PUD        360     355    60.71   6.375   5/1/2006  10/1/2006   4/1/2036   4,515.63
8500010286  Primary    SFR        360     355       80   6.125   5/1/2006  10/1/2006   4/1/2036   3,205.42
1315003500  Secondary  Condo      360     360       80       7  10/1/2006  10/1/2006   9/1/2036   1,452.48
1312004497  Primary    SFR        360     359    77.23     6.5   9/1/2006  10/1/2006   8/1/2036   2,413.67
1312004335  Secondary  PUD        360     357    70.27   6.375   7/1/2006  10/1/2006   6/1/2036   2,656.25
1112000698  Primary    Condo      360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   1,320.83
1106000787  Primary    SFR        360     358    69.21   6.375   8/1/2006  10/1/2006   7/1/2036   3,272.50
1707101028  Primary    SFR        360     359       60   7.375   9/1/2006  10/1/2006   8/1/2036     890.97
1120100262  Primary    Condo      360     358       95   9.125   8/1/2006  10/1/2006   7/1/2036   1,661.85
1105114865  Primary    SFR        360     358       85    8.75   8/1/2006  10/1/2006   7/1/2036   2,079.64
1105114449  Investor   SFR        360     358       90    9.25   8/1/2006  10/1/2006   7/1/2036   3,516.94
1105113964  Primary    SFR        360     357     89.8   8.125   7/1/2006  10/1/2006   6/1/2036      653.4
8600013479  Primary    Condo      360     357    78.85    7.75   7/1/2006  10/1/2006   6/1/2036   1,468.65
8600013315  Primary    Condo      360     357     62.5   6.875   7/1/2006  10/1/2006   6/1/2036     328.46
1707101356  Primary    SFR        360     360    56.44   6.625  10/1/2006  10/1/2006   9/1/2036     813.19
1707100819  Primary    SFR        360     358    48.97       6   8/1/2006  10/1/2006   7/1/2036     851.36
1701123079  Primary    SFR        360     359       80    6.25   9/1/2006  10/1/2006   8/1/2036   2,832.30
1701122044  Primary    SFR        360     357    79.75    7.25   7/1/2006  10/1/2006   6/1/2036   4,434.15
1312004541  Primary    SFR        360     359       60     6.5   9/1/2006  10/1/2006   8/1/2036   1,205.99
1311005073  Primary    SFR        360     360       80   6.875  10/1/2006  10/1/2006   9/1/2036   2,890.49
1120100245  Primary    SFR        360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036     839.06
1112000695  Primary    SFR        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   3,237.80
1112000681  Primary    Condo      360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   1,490.64
1105115140  Primary    SFR        360     359       80   6.875   9/1/2006  10/1/2006   8/1/2036     951.23
1105114603  Primary    SFR        360     358    68.75       7   8/1/2006  10/1/2006   7/1/2036   1,463.67
1105114590  Primary    PUD        360     358       80   8.125   8/1/2006  10/1/2006   7/1/2036   3,504.59
1105114436  Primary    Condo      360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036     945.66
1105114249  Secondary  Condo      360     357       80   8.625   7/1/2006  10/1/2006   6/1/2036   2,644.49
1706102166  Primary    SFR        360     358       90   9.625   8/1/2006  10/1/2006   7/1/2036   4,800.47
1701122046  Primary    SFR        360     357    77.65    7.75   7/1/2006  10/1/2006   6/1/2036   2,557.50
1301002173  Primary    PUD        360     360    51.35  10.375  10/1/2006  10/1/2006   9/1/2036   1,642.71
1105114702  Primary    Condo      360     358       95   9.625   8/1/2006  10/1/2006   7/1/2036   1,440.90
8600013841  Primary    SFR        360     359    69.34    5.99   9/1/2006  10/1/2006   8/1/2036   2,371.04
8500011060  Investor   PUD        360     356    73.05   6.625   6/1/2006  10/1/2006   5/1/2036     594.71
8600013673  Primary    SFR        360     358       80       6   8/1/2006  10/1/2006   7/1/2036   2,966.00
8500010714  Primary    PUD        360     355       90   5.625   5/1/2006  10/1/2006   4/1/2036   1,029.33
1705000784  Primary    PUD        360     358     79.9   6.375   8/1/2006  10/1/2006   7/1/2036   3,485.00
1101003339  Primary    SFR        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   4,838.18
8600014531  Primary    SFR        360     360       80   7.875  10/1/2006  10/1/2006   9/1/2036   3,675.00
8600014316  Primary    Condo      360     359       80   7.125   9/1/2006  10/1/2006   8/1/2036   1,615.00
8600014314  Primary    Condo      360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036   1,181.75
8600014170  Primary    SFR        360     359       65   6.875   9/1/2006  10/1/2006   8/1/2036   1,731.64
8600014139  Primary    PUD        360     359    79.98       7   9/1/2006  10/1/2006   8/1/2036   1,180.38
8600014131  Primary    SFR        360     359       80    7.75   9/1/2006  10/1/2006   8/1/2036   1,635.25
8600014028  Primary    PUD        360     360    77.23   6.875  10/1/2006  10/1/2006   9/1/2036   4,468.75
8600013980  Primary    SFR        360     359       80   7.625   9/1/2006  10/1/2006   8/1/2036   3,812.50
8600013862  Primary    SFR        360     359       80   8.125   9/1/2006  10/1/2006   8/1/2036   3,642.37
8600013846  Primary    Condo      360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   2,030.00
8600013825  Primary    PUD        360     359     79.2   6.875   9/1/2006  10/1/2006   8/1/2036   2,429.91
8600013798  Primary    SFR        360     359       80   8.375   9/1/2006  10/1/2006   8/1/2036   1,675.00
8600013775  Primary    SFR        360     359       80   7.875   9/1/2006  10/1/2006   8/1/2036   3,354.75
8600013766  Primary    SFR        360     358    52.28     6.5   8/1/2006  10/1/2006   7/1/2036   1,302.71
8600013759  Primary    SFR        360     359       50    6.75   9/1/2006  10/1/2006   8/1/2036   2,531.25
8600013753  Secondary  SFR        360     358       65   7.375   8/1/2006  10/1/2006   7/1/2036   2,796.35
8600013749  Primary    Condo      360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,095.00
8600013745  Primary    Condo      360     359       80   6.875   9/1/2006  10/1/2006   8/1/2036   4,239.58
8600013735  Primary    SFR        360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   2,996.25
8600013733  Primary    SFR        360     360       80    6.75  10/1/2006  10/1/2006   9/1/2036   2,519.55
8600013729  Primary    SFR        360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   1,685.25
8600013724  Primary    SFR        360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   3,491.25
8600013698  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   2,229.17
8600013665  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,672.08
8600013643  Primary    Condo      360     358       70   6.875   8/1/2006  10/1/2006   7/1/2036   1,243.23
8600013637  Primary    SFR        360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,906.68
8600013570  Primary    SFR        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,023.75
8600013561  Primary    SFR        360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   3,609.38
8600013555  Primary    PUD        360     357       80   6.875   7/1/2006  10/1/2006   6/1/2036   2,085.42
8600013552  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,000.00
8600013542  Secondary  Condo      360     355       80   6.875   5/1/2006  10/1/2006   4/1/2036   1,622.50
8600013530  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,658.33
8600013516  Primary    SFR        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,760.42
8600013500  Primary    PUD        360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   3,255.00
8600013484  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   1,794.58
8600013447  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   2,650.50
8600013444  Primary    PUD        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   3,355.00
8600013426  Primary    SFR        360     357    76.47   7.625   7/1/2006  10/1/2006   6/1/2036   4,130.21
8600013424  Primary    PUD        360     358    77.38   6.875   8/1/2006  10/1/2006   7/1/2036   3,723.96
8600013423  Primary    SFR        360     357    67.27   7.375   7/1/2006  10/1/2006   6/1/2036   1,591.77
8600013394  Primary    PUD        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,592.77
8600013377  Investor   Condo      360     357       70   7.375   7/1/2006  10/1/2006   6/1/2036   1,729.44
8600013350  Primary    PUD        360     356       90     7.5   6/1/2006  10/1/2006   5/1/2036   2,469.38
8600013293  Primary    Condo      360     357       80    7.75   7/1/2006  10/1/2006   6/1/2036   1,477.67
8600013290  Primary    PUD        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   4,193.63
8600013258  Primary    SFR        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   2,694.17
8600013244  Primary    Condo      360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   3,275.00
8600013178  Primary    SFR        360     356       80       7   6/1/2006  10/1/2006   5/1/2036   2,566.67
8500011164  Primary    PUD        360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   1,139.00
8500011160  Investor   Condo      360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   1,174.95
8500011159  Investor   Condo      360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   1,074.95
8500011143  Primary    SFR        360     356       80   7.625   6/1/2006  10/1/2006   5/1/2036   4,698.14
8500011141  Investor   PUD        360     356       80     7.5   6/1/2006  10/1/2006   5/1/2036   1,057.35
8500011102  Primary    PUD        360     356    79.99   8.125   6/1/2006  10/1/2006   5/1/2036   1,419.84
8500011081  Primary    PUD        360     356       80    6.75   6/1/2006  10/1/2006   5/1/2036   1,054.61
8500011040  Investor   PUD        360     356       80       8   6/1/2006  10/1/2006   5/1/2036   2,975.28
8500011038  Investor   PUD        360     356    74.22    6.75   6/1/2006  10/1/2006   5/1/2036     502.17
8500010793  Primary    PUD        360     355       80    7.25   5/1/2006  10/1/2006   4/1/2036     962.68
8500010774  Primary    Condo      360     355       80   7.875   5/1/2006  10/1/2006   4/1/2036   1,273.29
8500010764  Primary    Condo      360     355       80   7.875   5/1/2006  10/1/2006   4/1/2036   1,447.83
8500010761  Primary    Condo      360     355       80   7.875   5/1/2006  10/1/2006   4/1/2036   1,135.73
8500010753  Primary    Condo      360     355       80   6.375   5/1/2006  10/1/2006   4/1/2036   2,267.99
8500010732  Primary    PUD        360     355       90     6.5   5/1/2006  10/1/2006   4/1/2036   1,681.63
8500010703  Primary    PUD        360     355       80    7.25   5/1/2006  10/1/2006   4/1/2036   2,214.68
8500010701  Primary    Condo      360     355       80       7   5/1/2006  10/1/2006   4/1/2036   1,096.62
8500010700  Investor   Condo      360     355       75   7.625   5/1/2006  10/1/2006   4/1/2036   1,024.56
8500010696  Investor   Condo      360     355       75     7.5   5/1/2006  10/1/2006   4/1/2036     967.59
8500010675  Primary    PUD        360     355       80    6.75   5/1/2006  10/1/2006   4/1/2036   3,362.76
1901026190  Primary    SFR        360     359    74.58   6.125   9/1/2006  10/1/2006   8/1/2036   2,245.83
1901025743  Primary    2-Family   360     357    75.34       6   7/1/2006  10/1/2006   6/1/2036   1,375.00
1901025693  Primary    2-Family   360     357    75.69       6   7/1/2006  10/1/2006   6/1/2036   1,370.00
1707101402  Primary    Condo      360     360       80   6.875  10/1/2006  10/1/2006   9/1/2036   1,297.08
1707101346  Primary    Condo      360     359       80   7.625   9/1/2006  10/1/2006   8/1/2036   1,560.58
1707101344  Primary    Condo      360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,751.67
1707101301  Primary    SFR        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   2,963.25
1707101086  Primary    SFR        360     358    74.71    6.99   8/1/2006  10/1/2006   7/1/2036   3,698.88
1707101036  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,925.00
1707100994  Primary    Condo      360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   1,487.50
1707100987  Primary    SFR        360     359    79.99    6.75   9/1/2006  10/1/2006   8/1/2036   2,699.72
1707100969  Primary    Condo      360     358       80    7.99   8/1/2006  10/1/2006   7/1/2036   4,294.96
1707100943  Primary    2-Family   360     359       80   7.375   9/1/2006  10/1/2006   8/1/2036   2,704.17
1707100938  Primary    PUD        360     358       80   5.875   8/1/2006  10/1/2006   7/1/2036   2,056.25
1707100932  Primary    Condo      360     358    79.89   7.625   8/1/2006  10/1/2006   7/1/2036   4,130.21
1707100928  Primary    PUD        360     359    79.96    6.99   9/1/2006  10/1/2006   8/1/2036   2,688.82
1707100895  Primary    PUD        360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036   3,890.83
1707100765  Primary    Condo      360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,208.33
1707100757  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   3,246.92
1707100741  Primary    PUD        360     358       80   7.375   8/1/2006  10/1/2006   7/1/2036   3,441.67
1707100727  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   4,125.00
1707100680  Primary    PUD        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   4,500.00
1707100671  Primary    Condo      360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,271.67
1707100669  Primary    SFR        360     357       80    6.75   7/1/2006  10/1/2006   6/1/2036   2,461.50
1707100667  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,968.33
1707100664  Primary    SFR        360     358       75       7   8/1/2006  10/1/2006   7/1/2036   2,537.50
1707100659  Primary    SFR        360     357    51.52   6.625   7/1/2006  10/1/2006   6/1/2036   1,308.44
1707100633  Primary    PUD        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   2,876.25
1707100604  Primary    PUD        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,296.67
1707100573  Primary    Condo      360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   1,372.50
1707100484  Primary    Condo      360     357    79.99   7.625   7/1/2006  10/1/2006   6/1/2036   1,407.45
1707100456  Primary    PUD        360     357       80    6.99   7/1/2006  10/1/2006   6/1/2036   3,168.80
1707100359  Primary    SFR        360     356       80    6.99   6/1/2006  10/1/2006   5/1/2036   3,215.40
1706102263  Primary    SFR        360     359    31.67   6.625   9/1/2006  10/1/2006   8/1/2036     524.48
1706102258  Primary    SFR        360     359    79.35   7.125   9/1/2006  10/1/2006   8/1/2036   2,921.25
1706102244  Primary    PUD        360     359       80   7.625   9/1/2006  10/1/2006   8/1/2036   2,999.17
1706102218  Primary    PUD        360     358       80    8.25   8/1/2006  10/1/2006   7/1/2036   2,915.00
1706102210  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   2,818.75
1706102186  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,900.00
1706102183  Primary    SFR        360     358    25.96    6.99   8/1/2006  10/1/2006   7/1/2036     786.38
1706102173  Primary    SFR        360     358    79.12   6.875   8/1/2006  10/1/2006   7/1/2036   3,723.96
1706102152  Primary    SFR        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036   3,245.00
1706102144  Primary    Condo      360     358       80   7.625   8/1/2006  10/1/2006   7/1/2036   2,541.03
1706102135  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,250.00
1706102112  Primary    Condo      360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   1,852.50
1706102109  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,500.00
1706102103  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,924.17
1706102099  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   2,740.50
1706102091  Primary    Condo      360     358       80    6.99   8/1/2006  10/1/2006   7/1/2036   1,700.90
1706102081  Primary    SFR        360     358       80    8.25   8/1/2006  10/1/2006   7/1/2036   4,235.00
1706102062  Secondary  Condo      360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   1,738.50
1706102023  Primary    SFR        360     357       80    8.25   7/1/2006  10/1/2006   6/1/2036   3,300.00
1706102013  Primary    SFR        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   3,811.86
1706101987  Primary    SFR        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   3,177.08
1706101982  Primary    SFR        360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   2,658.33
1706101971  Primary    PUD        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   3,268.33
1706101964  Primary    Condo      360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   2,409.17
1706101956  Primary    SFR        360     357       80   5.875   7/1/2006  10/1/2006   6/1/2036   2,662.84
1706101929  Primary    SFR        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036   3,421.08
1706101897  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   2,873.75
1706101872  Primary    SFR        360     357       80   5.875   7/1/2006  10/1/2006   6/1/2036   2,447.92
1706101786  Primary    SFR        360     357       75   7.375   7/1/2006  10/1/2006   6/1/2036   3,572.27
1705000788  Investor   SFR        360     357       80   8.125   7/1/2006  10/1/2006   6/1/2036     476.67
1703103561  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   5,106.25
1701124203  Primary    Condo      360     360       80   6.375  10/1/2006  10/1/2006   9/1/2036   1,904.00
1701123487  Primary    PUD        360     359       80   6.625   9/1/2006  10/1/2006   8/1/2036   2,378.10
1701123452  Primary    Condo      360     359       80   7.625   9/1/2006  10/1/2006   8/1/2036   2,007.92
1701123450  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,838.33
1701123393  Primary    Condo      360     360       80    7.25  10/1/2006  10/1/2006   9/1/2036   2,247.50
1701123389  Primary    SFR        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   2,296.67
1701123304  Investor   Condo      360     359       80    7.75   9/1/2006  10/1/2006   8/1/2036   2,221.67
1701123217  Primary    SFR        360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   3,400.00
1701123165  Primary    Condo      360     359       80   8.375   9/1/2006  10/1/2006   8/1/2036   2,233.33
1701123103  Primary    SFR        360     359       80       7   9/1/2006  10/1/2006   8/1/2036   2,473.33
1701122990  Primary    Condo      360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   1,475.00
1701122971  Primary    SFR        360     359       80   8.125   9/1/2006  10/1/2006   8/1/2036   2,150.42
1701122846  Primary    SFR        360     358    41.99       7   8/1/2006  10/1/2006   7/1/2036     933.33
1701122823  Primary    Condo      360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   1,916.25
1701122821  Primary    Condo      360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   1,572.50
1701122776  Primary    SFR        360     358       65   6.875   8/1/2006  10/1/2006   7/1/2036   2,364.71
1701122741  Primary    Condo      360     358       80   6.375   8/1/2006  10/1/2006   7/1/2036   2,146.25
1701122673  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,975.00
1701122642  Primary    PUD        360     358    79.99   6.625   8/1/2006  10/1/2006   7/1/2036   2,593.96
1701122617  Primary    SFR        360     359    11.08    6.75   9/1/2006  10/1/2006   8/1/2036   1,153.13
1701122564  Primary    Condo      360     359       80   7.875   9/1/2006  10/1/2006   8/1/2036   1,323.00
1701122560  Primary    SFR        360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   8,071.67
1701122548  Primary    SFR        360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   3,375.00
1701122546  Primary    Condo      360     358       80     7.5   8/1/2006  10/1/2006   7/1/2036   1,360.00
1701122544  Primary    Condo      360     358    79.99    6.99   8/1/2006  10/1/2006   7/1/2036   1,159.76
1701122532  Primary    Condo      360     358       70   7.625   8/1/2006  10/1/2006   7/1/2036   1,845.89
1701122517  Primary    Condo      360     358       70   6.625   8/1/2006  10/1/2006   7/1/2036   1,093.68
1701122503  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   2,693.25
1701122470  Primary    Condo      360     359       80   7.375   9/1/2006  10/1/2006   8/1/2036     550.67
1701122458  Primary    Condo      360     358    79.03    5.99   8/1/2006  10/1/2006   7/1/2036     974.37
1701122456  Primary    SFR        360     358    67.49     7.5   8/1/2006  10/1/2006   7/1/2036      822.5
1701122401  Primary    Condo      360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036   2,092.50
1701122392  Primary    Condo      360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   1,258.75
1701122355  Primary    Condo      360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   2,050.00
1701122353  Primary    SFR        360     357       80   7.125   7/1/2006  10/1/2006   6/1/2036   2,731.25
1701122295  Primary    SFR        360     357    79.99   6.625   7/1/2006  10/1/2006   6/1/2036   2,358.22
1701122292  Primary    SFR        360     358       70   7.625   8/1/2006  10/1/2006   7/1/2036   1,234.30
1701122285  Primary    SFR        360     358       80    6.25   8/1/2006  10/1/2006   7/1/2036   1,762.50
1701122283  Primary    SFR        360     357       80   5.875   7/1/2006  10/1/2006   6/1/2036   2,287.33
1701122266  Primary    SFR        360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   2,600.00
1701122253  Primary    SFR        360     358    64.41   5.875   8/1/2006  10/1/2006   7/1/2036   1,750.26
1701122208  Primary    SFR        360     357       80   7.375   7/1/2006  10/1/2006   6/1/2036   2,851.67
1701122189  Primary    Condo      360     358       80    7.25   8/1/2006  10/1/2006   7/1/2036   2,658.33
1701121970  Primary    Condo      360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036   2,411.83
1701121892  Primary    SFR        360     357       75   6.875   7/1/2006  10/1/2006   6/1/2036   5,371.09
1701121888  Primary    SFR        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   2,892.92
1701121871  Primary    SFR        360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036   2,325.00
1701121851  Primary    SFR        360     357       75    7.75   7/1/2006  10/1/2006   6/1/2036   4,359.38
1701121756  Primary    SFR        360     357    70.81   6.875   7/1/2006  10/1/2006   6/1/2036   3,752.60
1330000146  Primary    PUD        360     360    69.96    6.25  10/1/2006  10/1/2006   9/1/2036   1,953.13
1326001123  Secondary  PUD        360     358    79.99   7.625   8/1/2006  10/1/2006   7/1/2036     955.03
1326001110  Primary    Condo      360     359       80    7.75   9/1/2006  10/1/2006   8/1/2036      759.5
1326001022  Primary    PUD        360     357       80   7.625   7/1/2006  10/1/2006   6/1/2036     777.75
1323001621  Primary    PUD        360     358    79.99   6.875   8/1/2006  10/1/2006   7/1/2036   1,832.76
1323001612  Primary    PUD        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036     612.59
1323001607  Primary    PUD        360     358       80   6.875   8/1/2006  10/1/2006   7/1/2036     836.23
1322000383  Primary    PUD        360     359    79.98   6.875   9/1/2006  10/1/2006   8/1/2036     905.78
1322000362  Primary    PUD        360     357    79.99   6.875   7/1/2006  10/1/2006   6/1/2036     737.34
1322000353  Primary    PUD        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   1,201.33
1312004543  Secondary  PUD        360     359       80    6.75   9/1/2006  10/1/2006   8/1/2036   3,480.47
1312004475  Primary    Condo      360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036     828.13
1312004450  Primary    SFR        360     358    60.76   6.875   8/1/2006  10/1/2006   7/1/2036   1,827.60
1311005053  Primary    SFR        360     359    61.18   6.375   9/1/2006  10/1/2006   8/1/2036      552.5
1311004897  Primary    PUD        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   1,116.00
1311004887  Primary    SFR        360     357       80     6.5   7/1/2006  10/1/2006   6/1/2036   2,515.50
1310012777  Primary    PUD        360     359       80     6.5   9/1/2006  10/1/2006   8/1/2036   1,151.36
1310012657  Primary    PUD        360     358       80       7   8/1/2006  10/1/2006   7/1/2036     962.71
1310012637  Secondary  PUD        360     358    76.68   6.875   8/1/2006  10/1/2006   7/1/2036      599.7
1310012623  Secondary  PUD        360     358    75.38   7.375   8/1/2006  10/1/2006   7/1/2036     590.18
1310012539  Investor   PUD        360     357       80   6.625   7/1/2006  10/1/2006   6/1/2036   1,082.08
1310012479  Secondary  PUD        360     357    76.33   7.625   7/1/2006  10/1/2006   6/1/2036     649.43
1310012375  Primary    PUD        360     357       80       7   7/1/2006  10/1/2006   6/1/2036     788.62
1309008785  Primary    SFR        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   3,595.50
1120100260  Primary    Condo      360     358       75       7   8/1/2006  10/1/2006   7/1/2036      437.5
1120100232  Primary    Condo      360     357       80     7.5   7/1/2006  10/1/2006   6/1/2036        845
1115103469  Primary    PUD        360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   2,497.54
1115103389  Investor   SFR        360     360       75   7.875  10/1/2006  10/1/2006   9/1/2036   4,085.16
1115103300  Primary    Condo      360     358       70   7.625   8/1/2006  10/1/2006   7/1/2036     400.31
1115103205  Primary    PUD        360     357       50     7.5   7/1/2006  10/1/2006   6/1/2036   2,656.25
1111002563  Primary    PUD        360     359       80    7.25   9/1/2006  10/1/2006   8/1/2036   4,591.67
1111002533  Investor   Condo      360     359    78.45     7.5   9/1/2006  10/1/2006   8/1/2036     745.31
1111002478  Primary    2-Family   360     359       80       7   9/1/2006  10/1/2006   8/1/2036   4,165.00
1111001848  Investor   Condo      360     358       70   6.875   8/1/2006  10/1/2006   7/1/2036     861.67
1105115435  Primary    Condo      360     360       80   7.625  10/1/2006  10/1/2006   9/1/2036   1,474.17
1105114983  Primary    SFR        360     359       80   7.125   9/1/2006  10/1/2006   8/1/2036   2,263.38
1105114928  Primary    Condo      360     359       80     7.5   9/1/2006  10/1/2006   8/1/2036   1,029.50
1105114657  Primary    Condo      360     360       80    7.75  10/1/2006  10/1/2006   9/1/2036   1,327.83
1105114652  Primary    Condo      360     359    63.85   8.375   9/1/2006  10/1/2006   8/1/2036     753.05
1105114640  Primary    SFR        360     358       80   7.875   8/1/2006  10/1/2006   7/1/2036   1,365.00
1105114617  Primary    SFR        360     358       80   7.125   8/1/2006  10/1/2006   7/1/2036   2,208.75
1105114440  Primary    Condo      360     357       80    7.25   7/1/2006  10/1/2006   6/1/2036     966.67
1105114431  Primary    SFR        360     357       80       7   7/1/2006  10/1/2006   6/1/2036   3,150.00
8600012946  Primary    SFR        360     356       80     6.5   6/1/2006  10/1/2006   5/1/2036   2,816.67
8500011165  Secondary  Condo      360     356       80   6.375   6/1/2006  10/1/2006   5/1/2036   1,058.21
1706102257  Primary    SFR        360     359       80   6.125   9/1/2006  10/1/2006   8/1/2036   2,731.75
1706101967  Primary    SFR        360     357       80    5.75   7/1/2006  10/1/2006   6/1/2036   2,223.33
1701122827  Primary    PUD        360     359       80    5.99   9/1/2006  10/1/2006   8/1/2036   1,916.80
1701122054  Primary    SFR        360     357       80   6.375   7/1/2006  10/1/2006   6/1/2036   2,231.25
1701121713  Primary    SFR        360     357       80   5.875   7/1/2006  10/1/2006   6/1/2036   1,801.67
1707100742  Primary    PUD        360     358       80   5.875   8/1/2006  10/1/2006   7/1/2036   2,212.92
1706101880  Primary    SFR        360     357       80    6.25   7/1/2006  10/1/2006   6/1/2036   2,583.33
1707100628  Primary    SFR        360     357       90   7.125   7/1/2006  10/1/2006   6/1/2036   2,529.38
1701122146  Primary    PUD        360     357    94.99     8.5   7/1/2006  10/1/2006   6/1/2036   2,665.46
1323001641  Primary    PUD        360     359    80.99     7.5   9/1/2006  10/1/2006   8/1/2036   1,144.69
1312004403  Primary    SFR        360     357       95       8   7/1/2006  10/1/2006   6/1/2036        855
1115103157  Primary    PUD        360     357       85   7.625   7/1/2006  10/1/2006   6/1/2036   2,872.27
1112000693  Primary    Condo      360     358       90   7.875   8/1/2006  10/1/2006   7/1/2036   1,872.28
1105114566  Primary    Condo      360     357       95   8.125   7/1/2006  10/1/2006   6/1/2036     642.59
1701122983  Primary    SFR        360     358       90    6.75   8/1/2006  10/1/2006   7/1/2036   1,868.06
1703103670  Primary    Condo      360     358    99.99     8.5   8/1/2006  10/1/2006   7/1/2036   1,249.10
1323001635  Primary    PUD        360     359    89.98     7.5   9/1/2006  10/1/2006   8/1/2036   1,422.90
1125100042  Primary    SFR        360     359    88.91   8.375   9/1/2006  10/1/2006   8/1/2036   1,115.03
1120100285  Investor   Condo      360     359       95   8.625   9/1/2006  10/1/2006   8/1/2036   2,410.55
1115103368  Primary    2-Family   360     359    83.16    7.25   9/1/2006  10/1/2006   8/1/2036   2,694.60
1115103353  Primary    Condo      360     358       95    7.75   8/1/2006  10/1/2006   7/1/2036     890.89
1115103251  Primary    SFR        360     358       80    7.75   8/1/2006  10/1/2006   7/1/2036     773.73
1125100128  Primary    Condo      360     360     88.7     7.5  10/1/2006  10/1/2006   9/1/2036     981.25
1707101072  Primary    PUD        360     359       80   7.875   9/1/2006  10/1/2006   8/1/2036   3,937.50
1115103201  Primary    PUD        360     357       90   7.375   7/1/2006  10/1/2006   6/1/2036   1,783.83
1701122833  Primary    SFR        360     358       80   5.875   8/1/2006  10/1/2006   7/1/2036   2,056.25
1316001985  Secondary  PUD        360     357       95   7.875   7/1/2006  10/1/2006   6/1/2036   1,807.35
1706102290  Primary    3-Family   360     359       80   8.375   9/1/2006  10/1/2006   8/1/2036   4,801.67
1105114262  Primary    2-Family   360     357       80   7.875   7/1/2006  10/1/2006   6/1/2036   1,890.00
1701122174  Primary    SFR        360     357    48.89    6.75   7/1/2006  10/1/2006   6/1/2036   1,237.50
1301002053  Secondary  SFR        360     357    69.82    5.75   7/1/2006  10/1/2006   6/1/2036   2,865.42
1105114761  Primary    SFR        360     358       65   6.375   8/1/2006  10/1/2006   7/1/2036   1,216.55
1707101276  Primary    SFR        360     359     55.2     6.5   9/1/2006  10/1/2006   8/1/2036   1,495.00
1316001952  Primary    PUD        360     358       80    6.75   8/1/2006  10/1/2006   7/1/2036   1,259.55
1105115931  Investor   SFR        360     360       80    7.25  11/1/2006  11/1/2006  10/1/2036   2,264.51
1901026737  Primary    SFR        360     360    74.61   6.625  11/1/2006  11/1/2006  10/1/2036   3,975.00
8600013780  Primary    PUD        360     358       80   6.625   8/1/2006  10/1/2006   7/1/2036   2,870.83
1701123971  Primary    SFR        360     360       80   6.875  10/1/2006  10/1/2006   9/1/2036   2,974.58
1701124498  Primary    SFR        360     360       80   6.625  10/1/2006  10/1/2006   9/1/2036   2,230.42
8600014009  Primary    SFR        360     359       80   7.875   9/1/2006  10/1/2006   8/1/2036   3,753.75
8600014426  Primary    PUD        360     360    73.16    6.75  10/1/2006  10/1/2006   9/1/2036   2,345.63
1701124595  Primary    SFR        360     360       80   6.875  11/1/2006  11/1/2006  10/1/2036   1,145.83
8600014381  Primary    SFR        360     360    79.99       7  10/1/2006  10/1/2006   9/1/2036   1,870.46
1105113265  Investor   SFR        360     355       85   9.375   5/1/2006  10/1/2006   4/1/2036     869.59

LOANID        PTDATE       OBAL          COBAL      PURPOSE       DOC          OAPPVAL     FRTRDATE  CEILING
----------  ---------  ------------  ------------  --------  -------------  ------------  --------- --------

   1101762   9/1/2006    513,560.00    513,560.00  Purchase  Full             740,000.00   4/1/2011   11.375
   1144515   9/1/2006    640,000.00    640,000.00  Purchase  Full             805,000.00   4/1/2011       10
   1148701   9/1/2006    137,600.00    137,600.00  Purchase  Full             172,000.00   4/1/2011     11.5
   1153575   9/1/2006     83,900.00     83,900.00  Purchase  Full             105,000.00   5/1/2011     11.5
   1160276   9/1/2006    506,000.00    506,000.00  Purchase  Full             633,450.00   5/1/2011   11.375
   1162153   9/1/2006    269,550.00    269,443.70  Purchase  Full             299,900.00   4/1/2016    11.75
   1170571   9/1/2006    426,600.00    426,600.00  Purchase  Full             542,500.00   4/1/2011       11
   1173974   9/1/2006    212,000.00    212,000.00  Purchase  Full             265,000.00   4/1/2011   11.375
   1177202   8/1/2006    465,500.00    465,500.00  C/O Refi  Full             665,000.00   4/1/2011   11.375
   1177312   9/1/2006    443,000.00    443,000.00  R/T Refi  Full             555,000.00   5/1/2016       11
   1177678   9/1/2006    635,000.00    635,000.00  C/O Refi  SIFA             915,000.00   4/1/2011       11
   1179992   9/1/2006  1,280,000.00  1,175,452.42  Purchase  SIFA           1,600,000.00   4/1/2011    11.75
   1182485   9/1/2006  1,779,500.00  1,769,235.73  R/T Refi  SIFA           2,500,000.00   4/1/2016    11.25
   1184904   9/1/2006    445,500.00    445,500.00  Purchase  Full             495,000.00   5/1/2011   11.375
   1185135   9/1/2006    235,000.00    234,999.50  C/O Refi  Full             305,000.00   4/1/2011    10.75
   1186046   9/1/2006    268,000.00    268,000.00  Purchase  Full             335,000.00   5/1/2011   11.625
   1190749   9/1/2006    507,500.00    504,572.94  R/T Refi  SIFA             660,000.00   4/1/2016    11.25
   1194258   9/1/2006    417,000.00    417,000.00  C/O Refi  SIFA             635,000.00   4/1/2011   11.625
   1197196   9/1/2006    505,000.00    501,994.38  C/O Refi  Full             639,000.00   5/1/2016    11.75
   1199868   9/1/2006  1,500,000.00    815,294.15  Purchase  SIFA           2,800,000.00   4/1/2011   12.125
   1200141   9/1/2006    520,000.00    519,799.47  C/O Refi  Full             685,000.00   5/1/2011   11.375
   1201196   9/1/2006    240,000.00    240,000.00  C/O Refi  SIFA             325,000.00   4/1/2016   11.375
   1201820   9/1/2006     99,920.00     99,920.00  Purchase  Full             126,000.00   4/1/2016   11.875
   1203242   9/1/2006    520,000.00    520,000.00  C/O Refi  Full             650,000.00   4/1/2011   11.375
   1204533   9/1/2006    208,000.00    207,999.09  Purchase  Full             260,000.00   4/1/2011   11.625
   1204976   9/1/2006    650,000.00    650,000.00  Purchase  Full             890,000.00   4/1/2013     11.5
   1205139   9/1/2006    626,500.00    625,676.98  Purchase  SIFA             895,000.00   5/1/2011    11.25
   1207283   9/1/2006    352,000.00    350,200.07  C/O Refi  SIFA             440,000.00   4/1/2016   11.875
   1207323   9/1/2006    617,175.00    617,175.00  Purchase  Full             775,000.00   4/1/2011   10.875
   1207838   9/1/2006    700,000.00    700,000.00  Purchase  Full             875,000.00   4/1/2011    11.25
   1208661   9/1/2006  2,000,000.00  2,000,000.00  C/O Refi  Full           2,983,000.00   5/1/2011   11.875
   1209234   9/1/2006    558,356.00    558,137.51  Purchase  Full             698,000.00   5/1/2011       11
   1211519   9/1/2006    124,800.00    124,800.00  Purchase  SIFA             161,000.00   5/1/2016   11.875
   1211948   9/1/2006    500,000.00    499,994.00  Purchase  SIFA             696,000.00   5/1/2011    11.75
   1212426   9/1/2006    504,000.00    504,000.00  R/T Refi  SIFA             630,000.00   5/1/2011   11.375
   1213391   9/1/2006    664,000.00    664,000.00  R/T Refi  SIFA             830,000.00   4/1/2016    11.75
   1213415   9/1/2006    487,550.00    487,550.00  C/O Refi  Full             615,000.00   5/1/2011   11.125
   1213528   9/1/2006  1,440,000.00  1,438,643.38  C/O Refi  Full           1,800,000.00   5/1/2011   10.875
   1213532   9/1/2006  1,350,000.00  1,350,000.00  Purchase  Full           1,800,000.00   5/1/2011    11.25
   1214180   8/1/2006    575,000.00    575,000.00  Purchase  SIFA             625,000.00   5/1/2011    13.38
   1214597   9/1/2006    111,200.00    111,200.00  C/O Refi  Full             139,000.00   5/1/2011   11.375
   1214714  10/1/2006    560,000.00    559,999.99  C/O Refi  Full             730,000.00   5/1/2011    11.25
   1214879   9/1/2006    520,000.00    520,000.00  Purchase  Full             650,000.00   4/1/2011    11.75
   1215308   9/1/2006    860,000.00    859,999.99  C/O Refi  SIFA           1,300,000.00   4/1/2013   11.625
   1215310   9/1/2006    512,000.00    512,000.00  Purchase  Full             640,000.00   4/1/2016   11.125
   1215956   9/1/2006    465,000.00    465,000.00  R/T Refi  Full             583,000.00   4/1/2011    10.75
   1216175   8/1/2006    760,000.00    760,000.00  C/O Refi  SIFA             975,000.00   5/1/2016     11.5
   1217490   9/1/2006    268,000.00    268,000.00  C/O Refi  SIFA             335,000.00   4/1/2011   11.875
   1218078   9/1/2006    508,000.00    508,000.00  C/O Refi  Full             635,000.00   4/1/2013   11.375
   1218915   9/1/2006    125,600.00    125,270.97  Purchase  Full             160,000.00   5/1/2011   11.375
   1219797   9/1/2006    554,000.00    553,869.20  C/O Refi  SIFA             740,000.00   4/1/2013    11.75
   1220053   9/1/2006    421,500.00    421,500.00  Purchase  Full             535,000.00   4/1/2011     11.5
   1220262   9/1/2006    504,000.00    500,838.92  R/T Refi  SIFA             650,000.00   4/1/2011    11.25
   1220923   9/1/2006    425,000.00    425,000.00  R/T Refi  SIFA             550,000.00   4/1/2011     11.5
   1222879   8/1/2006    500,000.00    500,000.00  Purchase  SIFA             625,000.00   5/1/2011   10.875
   1225384   9/1/2006  1,000,000.00  1,000,000.00  Purchase  SIFA           1,358,000.00   4/1/2011   11.625
   1226341   9/1/2006    177,500.00    177,500.00  Purchase  SIFA             280,000.00   4/1/2011     11.5
   1227549   9/1/2006    194,100.00    194,100.00  Purchase  Full             243,000.00   5/1/2011    11.75
   1228030   9/1/2006    729,000.00    729,000.00  Purchase  Full             810,000.00   5/1/2011   11.125
   1228933   9/1/2006    596,000.00    596,000.00  R/T Refi  SIFA             745,000.00   5/1/2011    10.75
   1229481   9/1/2006    540,000.00    540,000.00  Purchase  Full             675,000.00   5/1/2011     11.5
   1231529   9/1/2006    229,700.00    229,203.01  Purchase  Full             229,900.00   4/1/2011     12.1
   1231810   9/1/2006    583,600.00    583,599.99  Purchase  Full             730,000.00   5/1/2013    12.25
   1232663   9/1/2006    568,000.00    568,000.00  Purchase  SIFA             733,500.00   5/1/2009   12.375
   1233157   9/1/2006    192,500.00    192,500.00  C/O Refi  SIFA             275,000.00   5/1/2011     11.5
   1234728   9/1/2006    700,000.00    700,000.00  R/T Refi  SIFA             875,000.00   5/1/2016     11.5
   1239167   9/1/2006    132,400.00    132,400.00  Purchase  Full             166,000.00   5/1/2011   10.875
   1239299   9/1/2006    489,250.00    489,241.69  Purchase  Full             515,000.00   5/1/2011    10.75
   1239325   9/1/2006  1,385,000.00  1,385,000.00  Purchase  SIFA           1,850,000.00   4/1/2016    11.25
   1241108   9/1/2006    517,500.00    517,500.00  C/O Refi  SIFA             690,000.00   5/1/2011     11.5
   1241404   9/1/2006    121,500.00    121,500.00  C/O Refi  Full             144,000.00   5/1/2011   11.375
   1242621   9/1/2006    583,000.00    582,795.38  C/O Refi  Full             850,000.00   4/1/2011   10.625
   1242666  10/1/2006    650,000.00    650,000.00  C/O Refi  Full           1,100,000.00   5/1/2011    10.25
   1246894   8/1/2006    540,000.00    540,000.00  C/O Refi  Full             730,000.00   5/1/2013     11.5
   1207281   9/1/2006    304,000.00    304,000.00  Purchase  Full             385,000.00   4/1/2011   11.125
   1224966   8/1/2006     85,600.00     85,600.00  Purchase  Full             107,000.00   4/1/2016       12
   1006988   9/1/2006    519,350.00    519,350.00  R/T Refi  Full             720,000.00   5/1/2011   11.875
   1111411   9/1/2006  1,680,000.00  1,677,372.28  Purchase  Full           2,125,000.00   5/1/2011   12.125
   1159794   9/1/2006    247,000.00    245,975.78  Purchase  SIFA             263,000.00   5/1/2011       12
   1168681   8/1/2006    562,500.00    562,500.00  Purchase  Full             625,000.00   6/1/2011    11.55
   1170106   9/1/2006    191,750.00    191,750.00  Purchase  Full             240,000.00   6/1/2011    11.75
   1178371   9/1/2006  1,378,150.00  1,378,150.00  Purchase  Full           1,725,000.00   6/1/2011    11.75
   1194127   9/1/2006    449,000.00    449,000.00  Purchase  Full             499,000.00   6/1/2011       11
   1197515   9/1/2006    240,000.00    240,000.00  Purchase  Full             305,000.00   5/1/2011    11.25
   1211390   8/1/2006  1,387,500.00  1,381,239.06  Purchase  Full           2,150,000.00   5/1/2011   10.375
   1212954   9/1/2006    800,000.00    799,999.99  Purchase  Full           1,055,000.00   5/1/2013       12
   1224643   9/1/2006    452,000.00    451,875.30  R/T Refi  SIFA             565,000.00   5/1/2016     11.5
   1232005   9/1/2006    420,000.00    420,000.00  C/O Refi  Full             525,000.00   5/1/2016   11.375
   1232017   9/1/2006  1,840,000.00  1,840,000.00  Purchase  Full           2,300,000.00   5/1/2011   11.875
   1233628   9/1/2006  1,430,000.00  1,430,000.00  C/O Refi  Full           2,300,000.00   5/1/2016     11.5
   1234933   9/1/2006    472,000.00    472,000.00  R/T Refi  SIFA             590,000.00   5/1/2011    11.25
   1235443   9/1/2006    599,600.00    598,804.48  R/T Refi  SIFA             749,500.00   5/1/2013     11.5
   1238189   9/1/2006    399,200.00    399,200.00  Purchase  SIFA             499,000.00   5/1/2011     11.5
   1241533   9/1/2006    432,000.00    432,000.00  C/O Refi  Full             540,000.00   5/1/2011    11.25
   1242081   9/1/2006    480,000.00    479,395.59  R/T Refi  SIFA             620,000.00   5/1/2011   10.875
   1243987   9/1/2006    627,200.00    627,200.00  C/O Refi  Full             784,000.00   5/1/2016   11.875
   1244149  10/1/2006  3,000,000.00  2,986,618.91  C/O Refi  Full           5,350,000.00   5/1/2011   11.625
   1244255   9/1/2006  2,380,000.00  2,369,887.32  C/O Refi  Full           3,400,000.00   5/1/2016   11.875
   1244256   9/1/2006    425,000.00    424,936.29  R/T Refi  Full             575,000.00   6/1/2011       12
   1244456   9/1/2006    450,000.00    449,962.21  C/O Refi  SIFA             600,000.00   5/1/2011   11.375
   1245199   9/1/2006    536,000.00    535,733.00  C/O Refi  Full             670,000.00   5/1/2016   11.375
   1245503   9/1/2006    420,000.00    418,500.00  R/T Refi  SIFA             525,000.00   5/1/2016   11.375
   1246119   9/1/2006    588,800.00    588,800.00  R/T Refi  SIFA             755,000.00   5/1/2011   11.875
   1247983   9/1/2006    668,400.00    668,400.00  C/O Refi  Full             890,000.00   5/1/2016   11.375
   1248842   9/1/2006    480,000.00    477,910.28  C/O Refi  SIFA             685,000.00   5/1/2011    11.75
   1249516   9/1/2006    656,000.00    656,000.00  C/O Refi  SIFA             820,000.00   6/1/2011   11.875
   1251196   9/1/2006     92,000.00     92,000.00  Purchase  Full              92,000.00   5/1/2011   12.875
   1251531   9/1/2006    492,000.00    491,898.50  R/T Refi  Full             615,000.00   5/1/2016     11.5
   1251901   9/1/2006    784,000.00    784,000.00  C/O Refi  Full             980,000.00   6/1/2011     11.5
   1252777   9/1/2006    528,000.00    528,000.00  Purchase  SIFA             668,000.00   5/1/2011     11.5
   1254285   8/1/2006    543,750.00    543,750.00  Purchase  SIFA             740,000.00   6/1/2011     11.5
   1254633   9/1/2006    561,741.00    561,452.28  Purchase  SIFA             705,000.00   6/1/2011    11.25
   1254784   9/1/2006    522,000.00    521,000.00  C/O Refi  Full             840,000.00   5/1/2011    11.75
   1255396   9/1/2006     89,500.00     89,500.00  Purchase  Full             115,000.00   6/1/2011     11.5
   1256223   9/1/2006  1,000,000.00  1,000,000.00  Purchase  Full           1,260,000.00   5/1/2011       11
   1257895   9/1/2006    495,000.00    494,999.67  C/O Refi  SIFA             731,000.00   5/1/2011   11.875
   1259042   9/1/2006    420,000.00    419,899.71  C/O Refi  SIFA             560,000.00   5/1/2016       12
   1259714   9/1/2006    607,200.00    606,798.79  Purchase  SIFA             760,000.00   5/1/2016    12.25
   1260412   9/1/2006    765,000.00    764,728.75  C/O Refi  Full           1,000,000.00   5/1/2011   11.375
   1260680   9/1/2006    524,000.00    524,000.00  C/O Refi  Full             655,000.00   6/1/2011   11.375
   1261591   9/1/2006    464,750.00    464,750.00  Purchase  Full             581,000.00   5/1/2013   11.625
   1262945   9/1/2006    432,000.00    431,999.99  Purchase  Full             540,000.00   6/1/2016   11.875
   1266156   9/1/2006    450,000.00    449,548.75  C/O Refi  SIFA             775,000.00   5/1/2011   11.875
   1266349   9/1/2006    230,000.00    230,000.00  Purchase  Full             232,000.00   5/1/2011   12.625
   1269259   9/1/2006    440,000.00    439,999.10  Purchase  SIFA             580,000.00   5/1/2011   12.625
   1271218   9/1/2006    540,000.00    540,000.00  C/O Refi  SIFA             720,000.00   6/1/2016    11.75
   1272130   9/1/2006    120,000.00    120,000.00  Purchase  SIFA             210,000.00   6/1/2011    12.25
   1273165   8/1/2006    600,000.00    599,937.50  Purchase  Full             810,000.00   6/1/2011   10.875
   1276512   8/1/2006    456,000.00    456,000.00  R/T Refi  SIFA             570,000.00   5/1/2011   11.875
  51060483   9/1/2006    540,000.00    540,000.00  Purchase  Full             683,500.00   5/1/2011   11.375
  91010081   9/1/2006    424,000.00    424,000.00  Purchase  Stated           530,000.00   6/1/2011   11.375
6011682009   9/1/2006    700,000.00    700,000.00  R/T Refi  Standard         875,000.00   6/1/2011   11.875
6040606284   8/1/2006    900,000.00    898,445.86  Purchase  Standard       1,150,000.00   7/1/2011    11.75
6157220648   8/1/2006    670,000.00    670,000.00  C/O Refi  Stated         1,250,000.00   6/1/2011   11.875
6157893931   8/1/2006    493,881.00    493,881.00  Purchase  Standard         640,000.00   7/1/2009     12.5
6195973091   8/1/2006    140,000.00    139,678.43  Purchase  Standard         183,000.00   6/1/2009   13.375
6217701017   8/1/2006    420,000.00    420,000.00  Purchase  Standard         527,000.00   7/1/2013     11.5
6230931823   8/1/2006    195,920.00    195,271.95  Purchase  Standard         249,000.00   5/1/2013       12
6233972360   8/1/2006    488,000.00    487,177.67  C/O Refi  Stated           610,000.00   7/1/2013   11.875
6234146410   8/1/2006    540,000.00    540,000.00  Purchase  Stated           720,000.00   7/1/2011    11.75
6314592269   9/1/2006    130,425.00    130,104.30  Purchase  Reduced          180,000.00   4/1/2011    11.25
6351748295   8/1/2006    142,320.00    141,860.68  Purchase  Standard         190,000.00   5/1/2013   12.125
6384300163   8/1/2006    315,000.00    315,000.00  C/O Refi  Stated           420,000.00   7/1/2011   12.375
6492544264   8/1/2006    452,000.00    452,000.00  Purchase  Stated           565,000.00   7/1/2011     11.5
6566083173   8/1/2006    468,000.00    468,000.00  Purchase  Standard         585,000.00   7/1/2011   11.875
6575939373   9/1/2006    430,000.00    430,000.00  Purchase  Standard         537,500.00   7/1/2011   11.875
6597713558   9/1/2006    460,000.00    460,000.00  Purchase  Standard         575,000.00   7/1/2011    11.75
6628451103   8/1/2006    536,924.00    535,950.59  Purchase  Stated           672,000.00   7/1/2011     11.5
6739444401   8/1/2006    570,500.00    569,490.54  C/O Refi  Stated           815,000.00   7/1/2013   11.625
6779543229   8/1/2006    937,500.00    935,958.58  R/T Refi  Stated         1,250,000.00   7/1/2013       12
6795217188   8/1/2006    126,000.00    126,000.00  Purchase  Stated           160,000.00   7/1/2011    11.75
6846765888   8/1/2006    551,920.00    550,989.97  Purchase  Standard         710,000.00   7/1/2013   11.875
6077463666   9/1/2006    505,000.00    505,000.00  C/O Refi  Stated           740,000.00   6/1/2011    11.75
6097093253   8/1/2006    471,281.00    471,136.86  Purchase  Standard         635,000.00   5/1/2009    13.25
6135369475   8/1/2006    455,000.00    455,000.00  C/O Refi  Stated           625,000.00   6/1/2011   11.875
6153902389   8/1/2006    650,000.00    649,999.98  C/O Refi  Stated         2,600,000.00   6/1/2009   12.625
6215289106   8/1/2006    237,600.00    237,600.00  Purchase  Standard         314,000.00   2/1/2009     13.5
6217096467   8/1/2006    448,000.00    448,000.00  Purchase  Stated           560,000.00   5/1/2011    11.75
6235287684   8/1/2006    520,000.00    519,988.71  Purchase  Standard         650,000.00   5/1/2009   12.875
6263373489   8/1/2006    526,500.00    526,500.00  C/O Refi  Stated           702,000.00   6/1/2011   11.875
6351408536   8/1/2006    513,652.00    513,609.97  Purchase  Standard         725,000.00   5/1/2009    12.75
6413423002   8/1/2006    563,500.00    561,163.41  Purchase  Standard         810,000.00   4/1/2011       12
6505677754   8/1/2006    158,000.00    157,295.22  Purchase  Standard         198,000.00   4/1/2011   11.625
6506195210   8/1/2006    455,200.00    453,657.12  Purchase  Standard         569,000.00   5/1/2011   11.875
6518477580   9/1/2006    600,000.00    600,000.00  Purchase  Standard         750,000.00   5/1/2009    14.25
6525262652   9/1/2006    480,000.00    479,547.80  Purchase  Standard         600,000.00   5/1/2009   11.875
6548414751   9/1/2006    426,400.00    426,400.00  Purchase  Stated           656,000.00   6/1/2011   12.125
6645695997   8/1/2006    111,200.00    110,715.84  Purchase  Rapid            157,000.00   4/1/2011    11.75
6785305886   8/1/2006    658,000.00    658,000.00  C/O Refi  Stated           985,000.00   5/1/2009    12.75
6851874286   8/1/2006    113,250.00    113,250.00  Purchase  Stated           151,000.00   4/1/2011       12
6884491108   8/1/2006  1,480,000.00  1,480,000.00  Purchase  Standard       1,850,000.00   6/1/2011   11.875
6911243159   8/1/2006    477,600.00    477,600.00  Purchase  Standard         600,000.00   5/1/2011    11.75
 116806841   8/1/2006    452,200.00    452,200.00  Purchase  Reduced          565,370.00   2/1/2011   12.125
 117452855   8/1/2006    500,000.00    500,000.00  Purchase  Reduced          650,000.00   2/1/2011     11.5
 117444838   8/1/2006    620,000.00    615,335.49  C/O Refi  Full             775,000.00   1/1/2011   12.625
 117345301   8/1/2006    232,900.00    232,899.95  C/O Refi  Full             335,000.00   2/1/2011     12.5
 117246944   8/1/2006    532,000.00    532,000.00  Purchase  Reduced          665,000.00   2/1/2011   12.875
 117148460   8/1/2006    149,920.00    149,919.91  Purchase  Reduced          198,000.00   1/1/2011    13.75
 117030197   8/1/2006    470,000.00    467,147.66  Purchase  NINA             635,000.00   1/1/2011     13.5
 116265326   8/1/2006    324,800.00    324,800.00  Purchase  Reduced          420,000.00   2/1/2011    12.75
 122508838   8/1/2006    800,000.00    800,000.00  C/O Refi  Stated Income  1,350,000.00   1/1/2016   10.875
 122669230   8/1/2006    524,000.00    520,044.38  C/O Refi  Stated Income    655,000.00   1/1/2016   12.375
6021200586   9/1/2006    644,000.00    643,458.95  R/T Refi  Stated           805,000.00   8/1/2011   11.875
6025799872   8/1/2006    556,000.00    552,868.84  Purchase  Stated           710,000.00   3/1/2009   12.375
6031211359   9/1/2006    560,000.00    559,563.14  Purchase  Stated           710,000.00   8/1/2013    12.25
6052354484   9/1/2006    600,000.00    599,520.18  C/O Refi  Stated         1,050,000.00   8/1/2011   12.125
6065677251   8/1/2006    460,000.00    458,271.58  Purchase  Standard         575,000.00   4/1/2009     13.5
6106138743   9/1/2006    420,000.00    420,000.00  Purchase  Stated           610,000.00   8/1/2011   12.375
6115070465   8/1/2006    468,000.00    465,300.71  Purchase  Stated           600,000.00   3/1/2009    12.25
6154197971   9/1/2006    735,000.00    735,000.00  R/T Refi  Stated         1,050,000.00   8/1/2011    11.75
6160826308   9/1/2006    434,000.00    433,644.25  C/O Refi  Stated           560,000.00   8/1/2011       12
6172505791   9/1/2006    615,392.25    615,392.25  Purchase  Stated           850,000.00   8/1/2011   12.125
6178537087   8/1/2006    999,950.00    994,318.10  Purchase  Stated         1,350,000.00   3/1/2009   12.375
6179348732   8/1/2006    450,000.00    448,278.69  Purchase  Stated           505,000.00   5/1/2009    12.25
6186127269   8/1/2006    341,250.00    341,250.00  Purchase  Standard         455,000.00   7/1/2011   11.875
6201939102  10/1/2006    918,750.00    918,750.00  C/O Refi  Stated         1,225,000.00   6/1/2011     12.5
6212734443   9/1/2006     42,320.00     42,285.31  Purchase  Standard          53,000.00   8/1/2013       12
6218498696   9/1/2006    115,120.00    115,120.00  Purchase  Reduced          154,000.00   8/1/2009   13.625
6228707664   9/1/2006    633,000.00    633,000.00  R/T Refi  Stated           875,000.00   8/1/2009   13.125
6229056186   8/1/2006    145,000.00    145,000.00  Purchase  Standard         183,000.00   7/1/2011    12.25
6235198295   9/1/2006    127,480.00    127,480.00  Purchase  Standard         168,000.00   8/1/2011    12.25
6255739325   8/1/2006  1,268,000.00  1,265,151.92  Purchase  Standard       1,590,000.00   7/1/2011   10.375
6262722504   8/1/2006  1,287,569.00  1,287,569.00  Purchase  Standard       1,610,000.00   6/1/2011   11.125
6263436716   9/1/2006    600,000.00    600,000.00  Purchase  Stated           800,000.00   7/1/2011   11.875
6266654182   9/1/2006    484,000.00    483,583.28  C/O Refi  Stated           605,000.00   8/1/2011    11.75
6288041723   9/1/2006    488,400.00    488,400.00  R/T Refi  Stated           670,000.00   8/1/2011    12.25
6314639649   8/1/2006    787,500.00    787,500.00  Purchase  Standard       1,050,000.00   7/1/2009     12.5
6317099866   8/1/2006    544,000.00    543,037.41  Purchase  Stated           690,000.00   7/1/2009   12.625
6317804356   9/1/2006    488,000.00    487,558.83  C/O Refi  Stated           610,000.00   8/1/2011     11.5
6356150562   8/1/2006    424,000.00    423,985.00  Purchase  Standard         545,000.00   7/1/2011    11.75
6395552554   9/1/2006    220,700.00    220,700.00  Purchase  Standard         290,000.00   7/1/2009     13.5
6466716724   9/1/2006    434,000.00    434,000.00  C/O Refi  Stated           545,000.00   8/1/2011    11.75
6483892839   8/1/2006    556,000.00    554,115.43  Purchase  Stated           695,000.00   5/1/2009   12.875
6493105396   9/1/2006    620,000.00    619,439.50  Purchase  Stated           791,000.00   8/1/2011     11.5
6515354816   8/1/2006    560,000.00    556,743.18  C/O Refi  Stated           700,000.00   3/1/2009   12.875
6524901128   9/1/2006    485,000.00    485,000.00  C/O Refi  Stated           650,000.00   8/1/2011    12.25
6545936509   8/1/2006    472,500.00    471,441.42  R/T Refi  Stated           630,000.00   6/1/2009     13.5
6555962445   9/1/2006    488,000.00    488,000.00  Purchase  Stated           620,000.00   8/1/2011    11.75
6591609422   9/1/2006    528,000.00    528,000.00  Purchase  Standard         660,000.00   8/1/2011   11.875
6637017796   8/1/2006    540,000.00    536,385.74  Purchase  Stated           600,000.00   1/1/2009       13
6673633415   9/1/2006    750,000.00    750,000.00  C/O Refi  Stated         1,400,000.00   8/1/2009       13
6686751865   9/1/2006    448,000.00    448,000.00  R/T Refi  Stated           560,000.00   8/1/2011    11.75
6699302383   8/1/2006    602,000.00    598,846.01  C/O Refi  Stated           780,000.00   3/1/2009    12.75
6701525930   8/1/2006    222,300.00    222,300.00  Purchase  Standard         355,000.00   6/1/2011       12
6736303634   8/1/2006    463,500.00    460,445.56  Purchase  Stated           515,000.00   2/1/2016       12
6745626975   9/1/2006    581,250.00    581,250.00  C/O Refi  Stated           775,000.00   8/1/2011       12
6752372091   9/1/2006    132,000.00    132,000.00  Purchase  Standard         173,000.00   8/1/2011   12.375
6755283196   8/1/2006    364,000.00    364,000.00  Purchase  Stated           455,000.00   7/1/2011   11.875
6763881247   9/1/2006    439,920.00    439,920.00  Purchase  Standard         550,000.00   8/1/2011    11.75
6794451036   9/1/2006    268,000.00    267,769.25  Purchase  Standard         358,000.00   8/1/2009    12.75
6833262725   9/1/2006    221,680.00    221,448.55  Purchase  Standard         290,000.00   8/1/2011    10.75
6866007526   8/1/2006    139,120.00    139,120.00  Purchase  Standard         235,000.00   5/1/2009   12.875
6875595099   9/1/2006    496,000.00    495,593.42  R/T Refi  Stated           620,000.00   8/1/2011       12
6882223321   9/1/2006    459,920.00    459,920.00  Purchase  Standard         575,000.00   8/1/2011     11.5
6882422592   8/1/2006    439,200.00    437,817.05  Purchase  Stated           549,000.00   5/1/2009    13.25
6890091827   9/1/2006    580,000.00    580,000.00  Purchase  Standard         725,000.00   8/1/2011       12
6907345273   8/1/2006    806,250.00    802,418.80  Purchase  Stated         1,075,000.00   3/1/2009    13.25
6912026918   8/1/2006    628,125.00    625,943.45  Purchase  Stated           840,000.00   5/1/2009    12.75
6916201830   8/1/2006    640,000.00    640,000.00  Purchase  Standard         805,000.00   7/1/2011     11.5
6917983485   9/1/2006    843,750.00    840,674.05  Purchase  Stated         1,125,000.00   5/1/2009     12.5
6929361266   8/1/2006    500,000.00    497,184.24  C/O Refi  Stated           716,000.00   3/1/2009   12.375
6975161370   8/1/2006    700,000.00    696,057.92  C/O Refi  Stated         1,100,000.00   3/1/2009   12.375
6985047056   8/1/2006    600,000.00    600,000.00  Purchase  Standard         750,000.00   7/1/2011   11.875
6987123590   9/1/2006    575,000.00    575,000.00  C/O Refi  Stated           790,000.00   8/1/2011   11.875
6992699402   8/1/2006    160,000.00    159,730.39  Purchase  Standard         200,000.00   7/1/2011   11.875
6995581664   9/1/2006    624,000.00    623,475.76  Purchase  Stated           790,000.00   8/1/2009   12.875
6030480062   8/1/2006    448,000.00    448,000.00  Purchase  SISA             560,000.00   6/1/2011    11.75
6054800641   8/1/2006  1,000,000.00    997,338.52  Purchase  Standard       1,400,000.00   6/1/2011   11.625
6099945302   9/1/2006    647,500.00    647,500.00  Purchase  SISA             925,000.00   6/1/2011    11.75
6254971341   9/1/2006    814,400.00    814,400.00  Purchase  SISA           1,018,000.00   7/1/2011   11.875
6356346244   8/1/2006    201,025.00    201,025.00  Purchase  Standard         237,400.00   6/1/2011    11.25
6375370597   8/1/2006    852,858.00    851,072.85  Purchase  Standard       1,067,000.00   7/1/2011    10.75
6452654210   8/1/2006    576,000.00    575,005.35  C/O Refi  Standard         720,000.00   7/1/2011    11.75
6541964778   9/1/2006    657,000.00    657,000.00  R/T Refi  Standard         932,000.00   7/1/2011    11.75
6591181042   8/1/2006    544,000.00    544,000.00  R/T Refi  Standard         700,000.00   7/1/2011   11.625
6923161035   8/1/2006    552,000.00    552,000.00  Purchase  Standard         690,000.00   7/1/2011   11.875
6067853256   9/1/2006    516,000.00    516,000.00  Purchase  SISA             645,000.00   6/1/2011     11.5
6097128117   8/1/2006    750,000.00    750,000.00  R/T Refi  Standard       1,200,000.00   6/1/2011    11.25
6159164919   8/1/2006    955,000.00    954,245.77  R/T Refi  Standard       1,310,000.00   5/1/2011   11.125
6519552845   8/1/2006    492,000.00    492,000.00  Purchase  Standard         615,000.00   6/1/2011     11.5
6550665670   9/1/2006    554,400.00    552,655.18  Purchase  Reduced          635,000.00   6/1/2011    10.75
6560244326   8/1/2006    560,000.00    560,000.00  Purchase  Standard         720,000.00   6/1/2011     11.5
6611711687   8/1/2006    720,000.00    716,517.84  Purchase  Standard         905,000.00   5/1/2011       10
6638101797   8/1/2006    639,000.00    637,380.23  C/O Refi  Standard         730,000.00   6/1/2011   11.875
6832474958   8/1/2006    556,000.00    556,000.00  Purchase  SISA             715,000.00   6/1/2011     11.5
6997566119   8/1/2006    488,000.00    486,131.94  C/O Refi  Standard         610,000.00   5/1/2011    11.25
3304475407   8/1/2006    463,500.00    462,699.61  Purchase  Reduced          520,000.00   7/1/2011    11.75
3304521119   9/1/2006    716,000.00    715,383.53  R/T Refi  Standard         895,000.00   8/1/2011    11.75
6009297893   9/1/2006    699,000.00    699,000.00  R/T Refi  SISA             910,000.00   8/1/2011    11.75
6080685024   8/1/2006    760,000.00    760,000.00  Purchase  SISA           1,200,000.00   7/1/2011    11.75
6080692863   9/1/2006    461,440.00    461,440.00  Purchase  Standard         577,000.00   8/1/2011     11.5
6110818074   9/1/2006    558,000.00    557,930.37  Purchase  Rapid            625,000.00   7/1/2011   11.375
6133004553   8/1/2006    429,000.00    429,000.00  Purchase  Standard         537,000.00   7/1/2011    11.25
6182654084   9/1/2006    724,000.00    724,000.00  R/T Refi  SISA             914,000.00   8/1/2011   11.875
6192536016   9/1/2006    430,000.00    430,000.00  Purchase  Rapid            610,000.00   8/1/2011    11.75
6201591234   9/1/2006    517,120.00    517,120.00  Purchase  Standard         650,000.00   8/1/2011       12
6226973847   9/1/2006    550,000.00    550,000.00  C/O Refi  Reduced          740,000.00   8/1/2011       12
6252600157   9/1/2006    960,000.00    960,000.00  Purchase  Standard       1,200,000.00   8/1/2011   11.875
6261205485   9/1/2006    470,000.00    470,000.00  C/O Refi  Reduced          627,000.00   8/1/2011   11.875
6286207771   9/1/2006    483,000.00    483,000.00  C/O Refi  Standard         775,000.00   8/1/2011    11.75
6290686820   9/1/2006    520,000.00    520,000.00  C/O Refi  SISA             850,000.00   8/1/2011   11.875
6304984807   8/1/2006    500,000.00    500,000.00  C/O Refi  Reduced        2,310,000.00   7/1/2011   12.125
6335646581   9/1/2006    760,000.00    760,000.00  C/O Refi  Standard         950,000.00   8/1/2011    11.75
6346601336   9/1/2006  1,000,000.00  1,000,000.00  Purchase  Standard       1,500,000.00   8/1/2011   10.875
6374446885   9/1/2006    470,000.00    470,000.00  C/O Refi  Reduced          630,000.00   8/1/2011   12.125
6383252563   8/1/2006    580,000.00    580,000.00  R/T Refi  Standard         725,000.00   7/1/2011     11.5
6401498305   9/1/2006    600,000.00    600,000.00  Purchase  Standard         750,000.00   8/1/2011       12
6406219565   9/1/2006    680,000.00    680,000.00  Purchase  Standard         850,000.00   8/1/2011     11.5
6413922219   9/1/2006    441,000.00    441,000.00  R/T Refi  Standard         620,000.00   8/1/2011   11.875
6419959637   9/1/2006    456,000.00    456,000.00  C/O Refi  Standard         570,000.00   8/1/2011    11.75
6420158617   9/1/2006    496,000.00    496,000.00  R/T Refi  Standard         620,000.00   8/1/2011   11.875
6450540890   9/1/2006    860,000.00    860,000.00  Purchase  SISA           1,110,000.00   8/1/2011     11.5
6453601517   9/1/2006    528,750.00    528,750.00  C/O Refi  Standard         705,000.00   8/1/2011       12
6473234612   9/1/2006    600,000.00    600,000.00  C/O Refi  Standard         935,000.00   8/1/2011   11.875
6514413795   9/1/2006    750,000.00    750,000.00  R/T Refi  SISA           1,000,000.00   8/1/2011   12.125
6618803990   9/1/2006    508,000.00    508,000.00  R/T Refi  Standard         655,000.00   8/1/2011    11.75
6658888083   9/1/2006    520,000.00    520,000.00  Purchase  Reduced          650,000.00   8/1/2011    11.75
6666431041   9/1/2006    508,000.00    508,000.00  Purchase  SISA             635,000.00   8/1/2011    11.75
6684822007   9/1/2006  1,000,000.00  1,000,000.00  R/T Refi  Standard       1,500,000.00   8/1/2011    11.75
6792359074   9/1/2006  1,250,000.00  1,250,000.00  R/T Refi  Standard       1,600,000.00   8/1/2011     11.5
6799903924   9/1/2006    651,500.00    651,500.00  R/T Refi  Standard         814,375.00   8/1/2011   12.125
6809478669   9/1/2006    614,400.00    614,400.00  Purchase  Standard         775,000.00   8/1/2011     11.5
6855142680   9/1/2006    471,000.00    471,000.00  R/T Refi  Reduced          680,000.00   8/1/2011    11.75
6859979921   9/1/2006    459,000.00    459,000.00  C/O Refi  Standard         710,000.00   8/1/2011    11.75
6917304773   9/1/2006    569,000.00    569,000.00  C/O Refi  Standard         715,000.00   8/1/2011    12.25
6923874736   9/1/2006    652,000.00    651,410.58  Purchase  Standard         830,000.00   8/1/2011     11.5
6945742028   9/1/2006    520,000.00    520,000.00  R/T Refi  Standard         775,000.00   8/1/2011   11.375
6973268060   9/1/2006    504,000.00    504,000.00  C/O Refi  Rapid            630,000.00   8/1/2011    11.75
6988508880   9/1/2006    464,000.00    464,000.00  R/T Refi  Standard         580,000.00   8/1/2011   11.875
6912256762   8/1/2006    787,500.00    787,499.97  Purchase  Rapid          1,050,000.00   5/1/2011   11.875
6078591176   9/1/2006    536,000.00    536,000.00  Purchase  Standard         684,000.00   8/1/2016   11.875
6099870237   9/1/2006    516,000.00    516,000.00  R/T Refi  Rapid            645,000.00   8/1/2016       12
6145165699   9/1/2006    567,000.00    567,000.00  C/O Refi  Standard         810,000.00   8/1/2016   11.625
6212239922   9/1/2006    728,000.00    728,000.00  R/T Refi  Standard         910,000.00   8/1/2016    12.25
6238414129   8/1/2006    631,750.00    631,750.00  Purchase  Standard         800,000.00   7/1/2016     11.5
6260449563   9/1/2006    463,000.00    463,000.00  C/O Refi  Standard         595,000.00   8/1/2016   12.375
6268594220   9/1/2006    476,000.00    476,000.00  C/O Refi  Standard         595,000.00   8/1/2016    11.75
6301736929   9/1/2006    477,615.00    477,359.47  R/T Refi  Standard         625,000.00   8/1/2016    11.75
6463153749   8/1/2006    520,000.00    520,000.00  Purchase  Standard         660,000.00   7/1/2016    11.75
6568479460   9/1/2006    742,500.00    742,500.00  Purchase  Standard         850,000.00   8/1/2016    12.25
6603534352   8/1/2006    488,000.00    487,999.33  R/T Refi  Standard         610,000.00   7/1/2016     11.5
6680460125   9/1/2006    900,000.00    900,000.00  Purchase  Standard       1,125,000.00   8/1/2016       12
6687432622   8/1/2006    734,560.00    734,560.00  R/T Refi  Standard         918,200.00   7/1/2016     11.5
6740001034   9/1/2006    546,250.00    546,250.00  Purchase  Reduced          575,000.00   8/1/2016    11.75
6764782766   9/1/2006    427,500.00    427,500.00  Purchase  Rapid            500,000.00   8/1/2016       12
6786968138   9/1/2006    508,000.00    508,000.00  C/O Refi  Standard         670,000.00   8/1/2016   11.875
6903005996   9/1/2006    446,000.00    446,000.00  R/T Refi  Standard         558,000.00   8/1/2016   11.625
6928538419   9/1/2006    508,000.00    508,000.00  R/T Refi  Standard         635,000.00   8/1/2016     11.5
6940121053   9/1/2006    696,000.00    696,000.00  Purchase  Standard         870,000.00   8/1/2016    11.75
6162109760   8/1/2006    484,000.00    483,981.49  Purchase  Standard         630,000.00   6/1/2016    11.75
6476827248   8/1/2006    498,000.00    497,991.32  R/T Refi  Standard         640,000.00   6/1/2016    11.75
6889691215   8/1/2006    439,200.00    439,200.00  Purchase  SISA             550,000.00   6/1/2016     11.5
6155930875   8/1/2006    471,920.00    470,633.17  Purchase  SISA             600,000.00   6/1/2016     11.5
6212490780   8/1/2006    510,400.00    510,400.00  Purchase  Standard         640,000.00   7/1/2016     11.5
6651047315   8/1/2006    524,000.00    522,571.17  Purchase  Rapid            655,000.00   6/1/2016     11.5
6746607453   9/1/2006    559,200.00    559,200.00  Purchase  Standard         700,000.00   7/1/2016     11.5
6844740735   8/1/2006    545,400.00    543,912.82  Purchase  Rapid            681,750.00   6/1/2016     11.5
6849594202   8/1/2006    540,000.00    540,000.00  Purchase  SISA             680,000.00   7/1/2016    11.75
6905502206   8/1/2006    460,000.00    460,000.00  Purchase  Standard         575,000.00   7/1/2016   11.875
6282417549   8/1/2006    665,000.00    665,000.00  C/O Refi  Standard       1,150,000.00   7/1/2013   11.625
6470240950   8/1/2006    600,000.00    598,912.24  Purchase  Standard         777,000.00   7/1/2013     11.5
6647919452   9/1/2006    580,000.00    578,948.50  R/T Refi  Standard         725,000.00   7/1/2013     11.5
6843777324   8/1/2006    491,000.00    491,000.00  C/O Refi  Standard       1,475,000.00   5/1/2013   11.625
6222269794   9/1/2006    648,000.00    646,616.26  R/T Refi  Standard         810,000.00   7/1/2013     11.5
6210039514   9/1/2006    477,000.00    476,899.12  C/O Refi  Reduced          580,000.00   8/1/2009   13.125
6334561880   9/1/2006    444,000.00    444,000.00  Purchase  Standard         600,000.00   8/1/2009    12.75
6498648549   8/1/2006    600,000.00    600,000.00  C/O Refi  Reduced        1,100,000.00   7/1/2009   12.875
6558685878   9/1/2006    765,000.00    765,000.00  Purchase  Reduced          905,000.00   8/1/2009   13.375
6615308316  10/1/2006    523,700.00    523,700.00  C/O Refi  Reduced          740,000.00   7/1/2009    12.75
6722601223   9/1/2006    428,720.00    428,720.00  Purchase  Rapid            537,500.00   8/1/2009    12.75
6732406092   9/1/2006    740,000.00    740,000.00  C/O Refi  Rapid            985,000.00   8/1/2009    12.75
6039099616   8/1/2006    600,000.00    600,000.00  C/O Refi  Rapid            775,000.00   7/1/2009   12.625
6087330889   9/1/2006    562,000.00    561,700.00  R/T Refi  Standard         750,000.00   6/1/2009   11.875
6270849687   8/1/2006    432,735.00    432,735.00  Purchase  Reduced          630,000.00   6/1/2009   12.375
6329314972   8/1/2006    650,000.00    650,000.00  C/O Refi  Standard         940,000.00   6/1/2009   12.625
6601054627   8/1/2006    590,000.00    588,850.17  C/O Refi  Standard         850,000.00   7/1/2009   12.125
6637822989   8/1/2006    730,320.00    730,320.00  Purchase  SISA             925,000.00   7/1/2009   13.125
6497803038   8/1/2006    615,035.00    615,035.00  Purchase  Standard         775,000.00   5/1/2009   11.375
6676631655   8/1/2006    452,000.00    450,737.37  C/O Refi  Standard         700,000.00   6/1/2009   12.375
 148956097   8/1/2006    540,000.00    540,000.00  C/O Refi  Full             675,000.00  12/1/2015     11.5
  57859902   8/1/2006    178,000.00    178,000.00  Purchase  Asset Only       342,000.00   9/1/2010   10.875
 126834563   8/1/2006    129,150.00    127,650.00  Purchase  Full             240,000.00   3/1/2008   10.375
 144032133   9/1/2006    168,000.00    167,960.41  Purchase  No Doc           215,000.00   6/1/2010       10
     87457   8/1/2006    377,900.00    354,429.90  R/T Refi  Asset Only       725,000.00   4/1/2005   11.875
  57986259   8/1/2006     69,600.00     69,600.00  Purchase  Full              87,000.00  12/1/2008    11.75
  58369968   9/1/2006    142,500.00    142,500.00  Purchase  Full             150,000.00   9/1/2008    11.75
 147931299   8/1/2006    441,300.00    418,800.00  R/T Refi  No Doc         1,120,000.00  11/1/2008    11.75
 148051501   9/1/2006    117,675.00    117,675.00  Purchase  Full             158,000.00  10/1/2008    11.75
 148354608   9/1/2006    500,000.00    500,000.00  Purchase  No Doc           670,000.00  11/1/2008    11.75
 145362232   8/1/2006    500,000.00    499,753.12  R/T Refi  Asset Only       655,000.00   9/1/2008    11.75
 148182843   9/1/2006    207,950.00    207,579.86  Purchase  Asset Only       338,000.00  11/1/2008    11.75
  93743750   8/1/2006    506,500.00    506,496.00  R/T Refi  Reduced          825,000.00   8/1/2005       12
  94489805   8/1/2006    650,000.00    650,000.00  C/O Refi  Full             950,000.00   9/1/2005       12
  94778897   8/1/2006    275,000.00    273,177.62  C/O Refi  Full             408,000.00   9/1/2005       12
 103685087   8/1/2006    324,000.00    322,414.46  C/O Refi  Full             405,000.00  10/1/2005       12
 109882391   8/1/2006    520,000.00    520,000.00  Purchase  Reduced          650,000.00   9/1/2005       12
 112646692   8/1/2006    536,000.00    535,480.00  Purchase  Reduced          670,000.00  10/1/2005       12
  94114157   8/1/2006    376,000.00    375,999.83  Purchase  Full             470,000.00   1/1/2006       12
  96666330   8/1/2006    543,750.00    543,750.00  Purchase  Reduced          725,000.00  11/1/2005       12
8500011390   9/1/2006    568,000.00    568,000.00  Purchase  SIVA             710,000.00   6/1/2011   12.875
8500012729   9/1/2006    540,000.00    540,000.00  Purchase  SIVA             675,000.00   7/1/2011   11.999
8500011970   9/1/2006    504,000.00    504,000.00  C/O Refi  SIVA             630,000.00   7/1/2011     12.5
8500013090   9/1/2006    520,000.00    520,000.00  Purchase  Full             650,000.00   8/1/2011     11.5
8500011026   9/1/2006    608,000.00    608,000.00  Purchase  SIVA             760,000.00   5/1/2009    12.75
8500010535   9/1/2006    484,000.00    484,000.00  C/O Refi  Full             605,000.00   4/1/2016   12.375
8500011931   9/1/2006    469,600.00    469,600.00  Purchase  SIVA             587,000.00   7/1/2011   10.999
8500011277   9/1/2006    516,000.00    516,000.00  C/O Refi  No Ratio         700,000.00   6/1/2016       12
1706101921   9/1/2006    528,000.00    528,000.00  C/O Refi  SISA             660,000.00   6/1/2011   12.375
8500011517   9/1/2006    631,200.00    631,200.00  Purchase  No Ratio         930,000.00   6/1/2016       14
8500011383   9/1/2006    520,150.00    520,150.00  Purchase  SISA             651,000.00   6/1/2011   12.375
8500010690   9/1/2006    156,000.00    155,287.19  Purchase  SIVA             212,000.00   4/1/2011     11.5
1706101891   9/1/2006    420,000.00    420,000.00  R/T Refi  SIVA             670,000.00   6/1/2011   11.375
8500011432   9/1/2006  1,500,000.00  1,500,000.00  C/O Refi  Full           2,225,000.00   6/1/2016     13.5
8500011423   9/1/2006    680,000.00    680,000.00  C/O Refi  SIVA             850,000.00   6/1/2011    12.75
1707100797   9/1/2006    646,000.00    646,000.00  Purchase  SIVA             814,000.00   7/1/2011   12.125
8500011264   9/1/2006    450,000.00    450,000.00  R/T Refi  No Ratio         600,000.00   6/1/2011       12
1701122726   9/1/2006    600,000.00    600,000.00  Purchase  SIVA             750,000.00   8/1/2011   11.875
1706102169   9/1/2006    512,000.00    512,000.00  Purchase  SIVA             640,000.00   7/1/2011   11.875
8500012353   9/1/2006    528,000.00    528,000.00  C/O Refi  Full             660,000.00   7/1/2011    12.25
8500011232   9/1/2006    460,000.00    460,000.00  Purchase  No Ratio         580,000.00   6/1/2009     11.5
1701123015   9/1/2006    440,000.00    440,000.00  Purchase  SIVA             550,000.00   8/1/2011    11.75
8500011155   9/1/2006    459,992.00    458,315.08  Purchase  SIVA             595,000.00   5/1/2013     11.5
1706102202   9/1/2006    452,000.00    452,000.00  Purchase  SIVA             565,000.00   7/1/2011   12.625
8500013104   9/1/2006    540,000.00    540,000.00  C/O Refi  No Ratio         675,000.00   8/1/2011     11.5
8500011260   9/1/2006    735,100.00    735,100.00  Purchase  No Ratio         918,880.00   6/1/2011   12.125
8500012128   9/1/2006    632,000.00    632,000.00  Purchase  SIVA             805,000.00   7/1/2016   12.625
8500012079   9/1/2006    500,000.00    499,115.29  R/T Refi  SISA             640,000.00   7/1/2013   11.625
1701123045  10/1/2006    615,000.00    615,000.00  R/T Refi  SIVA             775,000.00   9/1/2011   11.125
8500010540   9/1/2006    525,000.00    525,000.00  Purchase  SIVA             765,000.00   5/1/2013   11.875
1701122959   9/1/2006    295,000.00    295,000.00  R/T Refi  NINA             535,000.00   8/1/2011   10.875
1707100606   9/1/2006    340,000.00    340,000.00  Purchase  No Ratio         430,000.00   6/1/2011   12.875
1707100308   9/1/2006    203,000.00    202,390.70  Purchase  SISA             318,000.00   6/1/2008       12
8500011453   9/1/2006    420,000.00    418,678.17  Purchase  Full             978,000.00   6/1/2013    11.75
8500011366   9/1/2006    487,200.00    487,200.00  Purchase  SIVA             627,000.00   6/1/2011   11.999
8500012230   9/1/2006    564,000.00    564,000.00  Purchase  SISA             708,000.00   7/1/2016   12.875
8500010533   9/1/2006  1,470,000.00  1,470,000.00  R/T Refi  Full           2,124,000.00   5/1/2016     12.5
1701121893   9/1/2006    588,000.00    588,000.00  Purchase  SIVA             735,000.00   6/1/2011   12.375
8500012571   9/1/2006    487,500.00    487,500.00  R/T Refi  SIVA             650,000.00   5/1/2016   11.875
8500012371   9/1/2006    295,000.00    295,000.00  R/T Refi  No Ratio         417,000.00   7/1/2011   12.875
8500010964   9/1/2006    459,200.00    459,200.00  Purchase  No Ratio         574,000.00   5/1/2011     12.5
8500011169   9/1/2006    155,819.00    155,819.00  Purchase  No Ratio         170,000.00   5/1/2011       12
8600013693   9/1/2006    430,000.00    430,000.00  Purchase  SISA             541,000.00   7/1/2011   11.875
8500011338   9/1/2006    680,000.00    680,000.00  Purchase  SIVA             850,000.00   6/1/2013   12.375
1701122500   9/1/2006    426,400.00    426,400.00  Purchase  SIVA             533,000.00   7/1/2011   11.625
8500011418   9/1/2006    484,000.00    484,000.00  R/T Refi  SIVA             605,000.00   6/1/2011    11.75
8500011573   9/1/2006    266,000.00    265,274.68  R/T Refi  NINA             450,000.00   6/1/2011     12.5
1701122442   9/1/2006    483,900.00    483,900.00  Purchase  SIVA             605,000.00   7/1/2011   11.375
1701123223   9/1/2006    560,000.00    560,000.00  Purchase  SISA             700,000.00   8/1/2011     12.5
1701121763   9/1/2006    423,950.00    423,950.00  Purchase  Full             529,950.00   7/1/2011   11.125
1706102160   9/1/2006    712,500.00    712,500.00  C/O Refi  SIVA             975,000.00   7/1/2011     13.5
8500010982   9/1/2006    360,784.00    360,784.00  Purchase  No Ratio         460,000.00   5/1/2011   12.875
8500012163   9/1/2006    581,600.00    581,600.00  C/O Refi  SIVA             727,000.00   7/1/2011       13
8500011357   9/1/2006    367,600.00    367,600.00  Purchase  SIVA             465,000.00   6/1/2011     11.5
8500012082   9/1/2006    591,000.00    591,000.00  R/T Refi  SISA             820,000.00   7/1/2011     11.5
8500011047   9/1/2006    331,419.00    331,419.00  Purchase  SIVA             446,500.00   5/1/2011    10.25
1701121941   9/1/2006    426,000.00    426,000.00  Purchase  SIVA             540,000.00   6/1/2011   10.875
8500010709   9/1/2006    202,322.00    202,322.00  Purchase  Full             287,000.00   4/1/2011    12.75
8500011731   9/1/2006    500,000.00    500,000.00  C/O Refi  Full             635,000.00   7/1/2011   11.125
1701123717  10/1/2006    455,200.00    455,200.00  Purchase  SIVA             575,000.00   9/1/2011   11.375
8500010961   9/1/2006    388,000.00    388,000.00  Purchase  No Ratio         485,000.00   5/1/2011       12
1706102184   9/1/2006    580,050.00    580,050.00  Purchase  SIVA             763,000.00   7/1/2011   11.625
8500011967   9/1/2006    688,000.00    688,000.00  Purchase  SIVA             900,000.00   7/1/2011    12.25
1701121960   9/1/2006    456,000.00    456,000.00  Purchase  SIVA             585,000.00   6/1/2011    12.75
1707100681   9/1/2006    760,000.00    760,000.00  C/O Refi  SIVA             950,000.00   6/1/2011    12.25
8500011949   9/1/2006    988,000.00    988,000.00  Purchase  SIVA           1,235,000.00   7/1/2011     12.5
1707100238   9/1/2006    214,700.00    214,700.00  Purchase  Full             268,500.00   6/1/2008   12.375
8500012105   9/1/2006    568,000.00    568,000.00  Purchase  SIVA             710,000.00   7/1/2011    12.75
1701122496   9/1/2006    444,000.00    444,000.00  Purchase  SIVA             555,000.00   7/1/2011       12
1701121857   9/1/2006    217,000.00    217,000.00  Purchase  No Ratio         310,000.00   6/1/2011     12.5
8500011252   9/1/2006    495,000.00    495,000.00  C/O Refi  No Ratio         650,000.00   6/1/2011    11.75
1706102212   9/1/2006    484,000.00    484,000.00  Purchase  SIVA             605,000.00   8/1/2011    11.99
1707100672   9/1/2006    540,000.00    540,000.00  Purchase  No Ratio         675,000.00   6/1/2011    11.75
1706102077   9/1/2006    568,000.00    568,000.00  Purchase  Full             710,000.00   7/1/2011   11.375
8500012081   9/1/2006    460,000.00    458,045.45  C/O Refi  Full             590,500.00   4/1/2013   12.875
8500010894   9/1/2006    508,000.00    508,000.00  Purchase  Full             650,000.00   5/1/2011   11.625
8500012564   9/1/2006    508,000.00    508,000.00  Purchase  SIVA             635,000.00   7/1/2013       12
8600013676   9/1/2006    344,000.00    344,000.00  R/T Refi  No Ratio         430,000.00   7/1/2011   12.375
1701122108   9/1/2006    216,000.00    215,350.45  Purchase  SIVA             270,000.00   6/1/2009    10.99
8600013304   9/1/2006    488,000.00    488,000.00  Purchase  Full             610,000.00   6/1/2011   11.375
8500012512   9/1/2006    620,844.00    620,844.00  Purchase  SIVA           1,050,000.00   7/1/2011   13.625
8500011446   9/1/2006    611,200.00    611,200.00  Purchase  SIVA             764,000.00   6/1/2011    12.75
1316002045   9/1/2006    110,950.00    110,950.00  Purchase  SIVA             189,000.00   8/1/2011   12.625
1701122385   9/1/2006    416,000.00    416,000.00  Purchase  SIVA             530,000.00   7/1/2011    12.75
8500012121   9/1/2006  1,000,000.00  1,000,000.00  Purchase  SIVA           1,395,000.00   7/1/2011    13.25
8500012555   9/1/2006    600,000.00    600,000.00  Purchase  SIVA             750,000.00   7/1/2011   12.125
8500010728   9/1/2006    223,633.00    222,771.65  Purchase  No Ratio         299,000.00   4/1/2013   12.375
8500011659   9/1/2006    456,000.00    455,067.90  Purchase  Full             570,000.00   7/1/2013   10.875
1706101744   9/1/2006    609,850.00    609,850.00  Purchase  SIVA             763,000.00   6/1/2011       12
8500011930   9/1/2006    447,100.00    447,100.00  Purchase  SISA             605,000.00   7/1/2011   12.625
8500011663   9/1/2006    248,000.00    248,000.00  R/T Refi  Full             310,000.00   6/1/2011   12.875
1707101437  10/1/2006    292,000.00    292,000.00  Purchase  No Ratio         375,000.00   9/1/2011    11.25
1701122254   9/1/2006    900,000.00    900,000.00  C/O Refi  SIVA           1,200,000.00   6/1/2011    11.75
1701122180   9/1/2006  1,071,000.00  1,071,000.00  C/O Refi  SISA           1,675,000.00   6/1/2011       10
8500010302   9/1/2006    600,000.00    600,000.00  R/T Refi  SIVA             750,000.00   4/1/2013   12.875
1701122482   9/1/2006    220,000.00    220,000.00  R/T Refi  NINA             390,600.00   7/1/2011     11.5
1706102036   9/1/2006    732,000.00    732,000.00  C/O Refi  Full             915,000.00   7/1/2011    12.75
8500012098   9/1/2006    433,600.00    432,921.46  C/O Refi  Full             548,000.00   7/1/2013    13.25
8600013313   9/1/2006    460,000.00    460,000.00  C/O Refi  SIVA             575,000.00   6/1/2011   11.875
1701122917   9/1/2006    592,000.00    592,000.00  Purchase  SIVA             740,000.00   7/1/2011   11.875
8500012129   9/1/2006    468,000.00    468,000.00  C/O Refi  SIVA             585,000.00   7/1/2011   12.875
8500010992   9/1/2006    612,000.00    612,000.00  Purchase  SIVA             765,000.00   5/1/2011   13.625
1707100496   9/1/2006    458,000.00    458,000.00  Purchase  SIVA             575,000.00   6/1/2011    11.75
8500010427   9/1/2006    633,750.00    633,750.00  C/O Refi  No Ratio         975,000.00   4/1/2011   13.375
1701122792   9/1/2006    624,000.00    624,000.00  Purchase  SIVA             780,000.00   7/1/2011    11.99
8500010791   9/1/2006    478,617.00    478,617.00  Purchase  SIVA             617,000.00   4/1/2016   11.125
8500012366   9/1/2006    241,500.00    241,500.00  R/T Refi  NINA             910,000.00   7/1/2011   12.375
8600013310   9/1/2006    750,000.00    750,000.00  Purchase  SIVA             980,000.00   6/1/2011   11.375
8500011233   9/1/2006    375,200.00    375,200.00  Purchase  No Ratio         470,500.00   6/1/2011   11.875
8500011080   9/1/2006    614,725.00    614,725.00  Purchase  SISA             771,000.00   5/1/2011     10.5
1701122678   9/1/2006    975,000.00    975,000.00  C/O Refi  Full           1,500,000.00   7/1/2011    11.99
1706102171   9/1/2006    491,200.00    491,200.00  Purchase  No Ratio         614,000.00   7/1/2011   12.375
8500012489   9/1/2006    700,000.00    698,877.12  C/O Refi  SIVA           1,000,000.00   7/1/2011   13.125
8500011012   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             625,000.00   5/1/2009    12.25
1706102245   9/1/2006    496,000.00    496,000.00  Purchase  SIVA             620,000.00   8/1/2011    11.25
8500010904   9/1/2006    653,250.00    653,250.00  C/O Refi  SIVA           1,005,000.00   5/1/2011   11.875
1701121867   9/1/2006    464,000.00    464,000.00  C/O Refi  SIVA             580,000.00   6/1/2011    12.25
1707101049   9/1/2006    617,600.00    617,600.00  Purchase  SIVA             800,000.00   7/1/2011   10.625
1707100662   9/1/2006    588,000.00    588,000.00  C/O Refi  SIVA             735,000.00   6/1/2011   12.375
1701122224   9/1/2006    319,950.00    319,950.00  Purchase  SIVA             400,000.00   6/1/2011    12.25
8500011437   9/1/2006    504,000.00    504,000.00  C/O Refi  SIVA             635,000.00   6/1/2016     12.5
8500011774   9/1/2006    488,400.00    488,400.00  R/T Refi  Full             695,000.00   6/1/2011    11.25
8500012724   9/1/2006    600,000.00    600,000.00  C/O Refi  SIVA           1,185,000.00   7/1/2011   11.875
1705000782   9/1/2006    489,250.00    489,250.00  Purchase  SIVA             612,000.00   7/1/2011   11.125
8500012737   9/1/2006    504,000.00    504,000.00  C/O Refi  Full             630,000.00   7/1/2011   12.125
8500012425   9/1/2006  1,000,000.00  1,000,000.00  C/O Refi  Full           1,350,000.00   7/1/2016   13.125
1706101960   9/1/2006    610,000.00    610,000.00  Purchase  SIVA             765,000.00  12/1/2006    11.25
1707100906   9/1/2006    503,200.00    503,200.00  Purchase  SIVA             629,000.00   7/1/2011   12.375
8500010528   9/1/2006    443,550.00    443,550.00  Purchase  SIVA             555,000.00   4/1/2013   12.625
1707100979   9/1/2006    464,000.00    464,000.00  C/O Refi  SISA             580,000.00   8/1/2011    11.99
1701122505   9/1/2006    428,000.00    428,000.00  Purchase  SIVA             540,000.00   7/1/2011    11.75
8500012556   9/1/2006    660,000.00    660,000.00  C/O Refi  SIVA           1,100,000.00   6/1/2016    12.75
1701122806   9/1/2006    625,000.00    625,000.00  C/O Refi  Full             792,000.00   7/1/2011   11.625
1701122783   9/1/2006    516,000.00    516,000.00  C/O Refi  Full             645,000.00   7/1/2011    11.75
8500011380   9/1/2006     69,000.00     69,000.00  Purchase  NINA             280,000.00   6/1/2011   11.375
8500012157   9/1/2006    720,000.00    718,845.03  C/O Refi  SIVA             900,000.00   7/1/2013   13.125
8500012229   9/1/2006    731,500.00    731,500.00  Purchase  SIVA             931,500.00   7/1/2011     13.5
8500012095   9/1/2006    470,000.00    470,000.00  C/O Refi  SIVA             680,000.00   7/1/2013   12.625
8500012094   9/1/2006  1,312,500.00  1,312,500.00  Purchase  Full           1,750,000.00   7/1/2013    12.75
8500012467   9/1/2006    426,700.00    426,700.00  Purchase  SIVA             534,500.00   7/1/2011   12.625
8500012131   9/1/2006    504,000.00    504,000.00  C/O Refi  SIVA             630,000.00   7/1/2016   13.375
1706102206   9/1/2006    587,200.00    587,200.00  Purchase  SIVA             734,010.00   7/1/2011    11.25
8500012551   9/1/2006    532,000.00    532,000.00  Purchase  Full             665,000.00   7/1/2016    11.75
8500012510   9/1/2006    125,300.00    125,131.29  Purchase  NINA             179,000.00   7/1/2011       14
8500012221   9/1/2006    700,000.00    700,000.00  C/O Refi  SIVA             950,000.00   7/1/2011       13
1701122745   9/1/2006    474,000.00    474,000.00  Purchase  Full             605,000.00   8/1/2011     11.5
8500010796   9/1/2006    261,992.00    261,992.00  Purchase  SIVA             335,000.00   4/1/2011     12.5
8500012536   9/1/2006    600,000.00    600,000.00  C/O Refi  Full             750,000.00   7/1/2013    11.75
8500011667   9/1/2006    825,000.00    825,000.00  C/O Refi  Full           1,100,000.00   6/1/2011   12.625
1701123289  10/1/2006    476,000.00    476,000.00  Purchase  SIVA             600,000.00   9/1/2011   12.125
8500011779   9/1/2006    562,925.00    562,925.00  R/T Refi  SIVA           1,131,000.00   7/1/2011    11.25
8500012605   9/1/2006    586,250.00    586,250.00  C/O Refi  SIVA           1,075,000.00   7/1/2016       11
1707101061   9/1/2006    452,000.00    452,000.00  Purchase  SIVA             578,000.00   7/1/2009    10.75
8600013547   9/1/2006    628,000.00    628,000.00  Purchase  SIVA             790,000.00   7/1/2011    12.25
8500010318   9/1/2006    527,600.00    527,600.00  Purchase  No Ratio         660,000.00   4/1/2011     12.5
8500012092   9/1/2006    498,750.00    498,750.00  C/O Refi  SIVA             665,000.00   7/1/2013     13.5
1707101078   9/1/2006    264,000.00    264,000.00  Purchase  SIVA             330,000.00   8/1/2011    12.25
8500011255   9/1/2006    447,000.00    447,000.00  Purchase  No Ratio         650,000.00   6/1/2011       12
8500010680   9/1/2006    417,243.00    417,243.00  Purchase  Full             522,000.00   4/1/2011     11.5
8500012733   9/1/2006    348,000.00    348,000.00  C/O Refi  SIVA             435,000.00   7/1/2011       13
8500011671   9/1/2006    439,400.00    439,400.00  Purchase  SIVA             563,342.00   7/1/2011   12.875
8500011288   9/1/2006    421,000.00    421,000.00  C/O Refi  No Ratio         550,000.00   6/1/2011   11.625
8500011286   9/1/2006    450,000.00    450,000.00  C/O Refi  Full             600,000.00   6/1/2016   11.625
8500012348   9/1/2006    544,000.00    544,000.00  Purchase  Full             680,000.00   7/1/2011   12.375
8500012586   9/1/2006    553,600.00    553,600.00  C/O Refi  SIVA             692,000.00   6/1/2011   12.375
8500010839   9/1/2006    259,000.00    259,000.00  C/O Refi  No Ratio         370,000.00   5/1/2011    12.25
1706102189   9/1/2006    504,000.00    504,000.00  Purchase  SIVA             630,000.00   7/1/2011    12.99
8500012228   9/1/2006    504,000.00    504,000.00  Purchase  SIVA             630,000.00   7/1/2011   11.875
8500011428   9/1/2006    696,000.00    696,000.00  R/T Refi  SIVA             870,000.00   6/1/2011    12.75
8500010888   9/1/2006    340,500.00    340,500.00  R/T Refi  Full             620,000.00   5/1/2011   10.875
8500010792   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             631,000.00   4/1/2011   11.375
8500012249   9/1/2006    712,000.00    710,991.71  Purchase  Full             890,000.00   7/1/2011    13.75
8500012206   9/1/2006    815,000.00    815,000.00  R/T Refi  Full           1,350,000.00   7/1/2011       12
8500011580   9/1/2006    780,000.00    778,685.66  Purchase  SIVA             975,000.00   7/1/2013   12.875
8500011433   9/1/2006    451,000.00    451,000.00  Purchase  SISA             564,000.00   6/1/2011   12.375
8500011513   9/1/2006    566,400.00    564,964.27  Purchase  NINA             923,000.00   6/1/2013   12.875
8500012560   9/1/2006    588,000.00    588,000.00  Purchase  Full             735,000.00   7/1/2013    11.75
8500012241   9/1/2006    578,055.00    578,055.00  Purchase  No Ratio         840,000.00   7/1/2009   13.875
8500012590   9/1/2006    159,000.00    159,000.00  C/O Refi  SIVA             212,000.00   7/1/2009   11.875
8500013101   9/1/2006    472,000.00    472,000.00  Purchase  SIVA             622,000.00   8/1/2011   11.999
8500011956   9/1/2006    325,000.00    324,396.37  C/O Refi  NINA             615,000.00   7/1/2011   11.375
8500011530   9/1/2006    675,000.00    673,288.99  C/O Refi  SIVA             975,000.00   6/1/2013   12.875
1701122374   9/1/2006    456,750.00    456,750.00  Purchase  SIVA             609,000.00   6/1/2011   11.875
8500011481   9/1/2006    680,000.00    680,000.00  C/O Refi  Full             990,000.00   6/1/2011    11.75
1701121934   9/1/2006    476,000.00    476,000.00  Purchase  SIVA             595,000.00   6/1/2011     11.5
8500011928   9/1/2006    860,000.00    857,820.04  C/O Refi  Full           1,110,000.00   6/1/2013   11.875
8500011976   9/1/2006    990,000.00    990,000.00  Purchase  SIVA           1,845,000.00   7/1/2011   11.875
8500012594   9/1/2006    543,200.00    543,200.00  Purchase  SIVA             679,000.00   7/1/2011   12.375
8500010866   9/1/2006    468,000.00    468,000.00  Purchase  SIVA             585,000.00   5/1/2011   12.125
8500010538   9/1/2006    632,000.00    632,000.00  Purchase  SIVA             790,000.00   3/1/2016    12.75
8500010993   9/1/2006    590,400.00    590,400.00  Purchase  SIVA             738,000.00   5/1/2013   12.875
1701122093   9/1/2006    584,000.00    584,000.00  C/O Refi  SIVA             730,000.00   6/1/2011   11.875
8500010509   9/1/2006    572,000.00    572,000.00  Purchase  SIVA             730,000.00   4/1/2011   11.625
8500012410   9/1/2006    558,000.00    558,000.00  R/T Refi  SIVA             750,000.00   7/1/2016   12.875
8500011555   9/1/2006    448,000.00    446,864.40  C/O Refi  SISA             570,000.00   6/1/2013   12.875
1701122318   9/1/2006    468,800.00    467,552.30  Purchase  SIVA             586,000.00   6/1/2011   11.625
8500010530   9/1/2006    560,000.00    560,000.00  R/T Refi  SIVA             700,000.00   4/1/2013   12.625
8500012234   9/1/2006    800,000.00    800,000.00  Purchase  SISA           1,600,000.00   7/1/2016   12.875
8500012592   9/1/2006    675,000.00    673,862.59  C/O Refi  SIVA             950,000.00   7/1/2013   11.875
1701123943  10/1/2006    550,300.00    550,300.00  Purchase  SIVA             687,900.00   9/1/2011    11.75
1701121400   9/1/2006    524,000.00    524,000.00  Purchase  No Ratio         660,000.00   6/1/2011    10.99
8500010301   9/1/2006    656,000.00    656,000.00  Purchase  No Ratio         820,000.00   4/1/2011    13.75
8500012070   9/1/2006    515,000.00    515,000.00  R/T Refi  SISA             806,000.00   7/1/2011   11.625
8500012407   9/1/2006    880,000.00    878,442.91  Purchase  SIVA           1,100,000.00   7/1/2013   12.625
8500012103   9/1/2006    502,000.00    501,133.14  R/T Refi  SIVA             760,000.00   7/1/2013    12.75
8500010537   9/1/2006    495,000.00    495,000.00  Purchase  NINA             708,000.00   5/1/2016   12.375
8500012135   9/1/2006    194,300.00    194,300.00  Purchase  No Ratio         680,000.00   7/1/2011   12.625
8500012542   9/1/2006    476,000.00    476,000.00  R/T Refi  SIVA             595,000.00   7/1/2013    11.25
8500011272   9/1/2006    102,300.00    102,300.00  Purchase  Full             128,000.00   5/1/2016   12.375
8500011689   9/1/2006    636,750.00    636,750.00  Purchase  SIVA             850,000.00   6/1/2011    13.25
8500011098   9/1/2006    467,596.00    467,596.00  Purchase  No Ratio         584,500.00   5/1/2011       11
8500012573   9/1/2006    800,000.00    800,000.00  C/O Refi  SIVA           1,375,000.00   6/1/2016     11.5
8500013097   9/1/2006    440,000.00    440,000.00  Purchase  SIVA             550,000.00   8/1/2011   12.875
8500010384   9/1/2006    592,000.00    589,775.62  C/O Refi  SIVA             740,000.00   4/1/2013     13.5
1707100799   9/1/2006    588,000.00    588,000.00  Purchase  SIVA             735,000.00   7/1/2011    11.75
1707100847   9/1/2006    488,000.00    488,000.00  Purchase  SIVA             638,000.00   7/1/2011    12.25
8500010801   9/1/2006    429,057.00    429,057.00  Purchase  SIVA             538,000.00   4/1/2016     12.5
8500011942   9/1/2006    278,400.00    278,400.00  Purchase  SIVA             348,000.00   6/1/2013    12.25
8500012582   9/1/2006    497,000.00    497,000.00  R/T Refi  SIVA             830,000.00   7/1/2016   11.875
8500011254   9/1/2006    480,000.00    480,000.00  Purchase  No Ratio         700,000.00   5/1/2016   11.875
8500011633   9/1/2006    572,000.00    572,000.00  C/O Refi  SIVA             715,000.00   6/1/2011     12.5
8500013105   9/1/2006    450,000.00    450,000.00  Purchase  SIVA             625,000.00   8/1/2011   12.625
8500011978   9/1/2006    529,400.00    529,400.00  Purchase  SIVA             680,000.00   7/1/2016   12.375
8500011676   9/1/2006    764,000.00    764,000.00  C/O Refi  SIVA             955,000.00   7/1/2011       12
8500012531   9/1/2006    580,000.00    580,000.00  Purchase  SIVA             725,000.00   5/1/2011   11.875
1706102412  10/1/2006    164,500.00    164,500.00  Purchase  No Ratio         301,000.00   9/1/2011   11.875
8500012482   9/1/2006    395,950.00    395,950.00  Purchase  No Ratio         495,000.00   7/1/2013   12.125
8500012465   9/1/2006    164,400.00    164,400.00  Purchase  SIVA             205,500.00   7/1/2011   11.999
8500012369   9/1/2006    540,000.00    540,000.00  Purchase  SIVA             675,000.00   7/1/2011    12.75
8500011674   9/1/2006    514,000.00    514,000.00  Purchase  Full             650,000.00   7/1/2011       12
1706102105   9/1/2006    544,000.00    544,000.00  Purchase  No Ratio         700,000.00   7/1/2011   11.875
8500010730   9/1/2006    259,165.00    259,165.00  Purchase  SIVA             330,000.00   4/1/2011   10.875
8500011239   9/1/2006    592,000.00    592,000.00  Purchase  Full             750,000.00   6/1/2016   11.375
1703103684   9/1/2006    125,200.00    125,200.00  Purchase  SIVA             157,000.00   7/1/2011   12.375
8500010622   9/1/2006    727,280.00    727,280.00  Purchase  SIVA             970,000.00   5/1/2011   12.375
8600013133   9/1/2006    499,999.00    499,999.00  Purchase  No Ratio         641,000.00   5/1/2011    11.25
1701123035   9/1/2006    217,950.00    217,950.00  Purchase  SIVA             275,000.00   8/1/2011   11.625
1707100708   9/1/2006    437,600.00    437,600.00  Purchase  SIVA             547,000.00   7/1/2011    11.75
8600013755   9/1/2006    547,494.00    547,494.00  Purchase  SIVA             685,000.00   7/1/2011       12
8500010695   9/1/2006    650,000.00    650,000.00  Purchase  No Ratio         820,000.00  10/1/2006   11.625
8600014178   9/1/2006    140,000.00    140,000.00  Purchase  SIVA             197,000.00   6/1/2011    12.25
8500011336   9/1/2006    480,000.00    480,000.00  Purchase  SIVA             640,000.00   6/1/2013   12.375
8500011089   9/1/2006    284,452.00    284,452.00  Purchase  SIVA             395,000.00   5/1/2011   10.875
8500011434   9/1/2006    802,500.00    802,500.00  Purchase  Full           1,025,000.00   6/1/2016   12.125
8500011235   9/1/2006    420,000.00    420,000.00  C/O Refi  No Ratio         525,000.00   6/1/2011    12.25
8500011666   9/1/2006    526,400.00    526,400.00  Purchase  Full             665,000.00   6/1/2011     12.5
8500011101   9/1/2006    315,028.00    315,028.00  Purchase  No Ratio         394,000.00   5/1/2009       12
8500012604   9/1/2006    520,000.00    520,000.00  R/T Refi  SIVA             650,000.00   6/1/2016     11.5
8500010524   9/1/2006    956,250.00    956,250.00  Purchase  SIVA           1,275,000.00   4/1/2016    11.25
1701122106   9/1/2006    544,000.00    544,000.00  C/O Refi  SISA             680,000.00   6/1/2011   12.875
1701123516  10/1/2006    432,000.00    432,000.00  C/O Refi  SIVA             540,000.00   9/1/2011    10.75
8500011916   9/1/2006    769,800.00    769,800.00  C/O Refi  Full           1,400,000.00   7/1/2011       11
8500011388   9/1/2006    480,000.00    480,000.00  Purchase  SIVA             625,000.00   6/1/2011    11.75
8500011048   9/1/2006    375,538.00    375,538.00  Purchase  No Ratio         480,000.00   1/1/2011     12.5
8500010299   9/1/2006    584,000.00    584,000.00  R/T Refi  SIVA             730,000.00   4/1/2011       12
1706102120  10/1/2006    972,000.00    972,000.00  C/O Refi  SIVA           1,215,000.00   9/1/2011   12.875
8500013093   9/1/2006    513,900.00    513,900.00  Purchase  SIVA             725,000.00   8/1/2011   12.375
1115103375   9/1/2006    217,518.00    217,518.00  Purchase  NINA             240,000.00   7/1/2011    11.99
8500011775   9/1/2006    152,000.00    152,000.00  Purchase  NINA             160,000.00   6/1/2011   12.625
8600013595   9/1/2006    640,000.00    640,000.00  Purchase  SIVA             815,000.00   7/1/2011    11.75
1310011105   9/1/2006    116,792.00    116,792.00  Purchase  Full             150,000.00   7/1/2011   11.375
8600013378   9/1/2006    524,000.00    524,000.00  C/O Refi  SISA             655,000.00   7/1/2011   12.625
8500011912   9/1/2006    420,275.00    420,275.00  R/T Refi  SIVA             530,000.00   6/1/2011     11.5
8600013307   9/1/2006    665,000.00    665,000.00  C/O Refi  SISA             950,000.00   6/1/2011   12.125
8500011890   9/1/2006    280,050.00    280,050.00  Purchase  Full             351,000.00   6/1/2009       11
8500011891   9/1/2006    270,000.00    270,000.00  R/T Refi  No Ratio         360,000.00   6/1/2011   12.625
1703103688   9/1/2006    148,400.00    148,400.00  Purchase  NINA             165,000.00   6/1/2011   13.125
8500011599   9/1/2006    247,500.00    247,500.00  C/O Refi  SIVA             330,000.00   6/1/2011     12.5
8500011177   9/1/2006    500,000.00    498,132.79  Purchase  No Ratio         780,000.00   5/1/2011   11.375
1125100047   9/1/2006    404,000.00    404,000.00  C/O Refi  No Ratio         610,000.00   7/1/2011   12.125
1901026328   9/1/2006    478,000.00    478,000.00  C/O Refi  Full             670,000.00   8/1/2011   11.625
1120100208   9/1/2006    292,400.00    291,817.83  C/O Refi  SISA             340,000.00   5/1/2008     15.5
1106000790   9/1/2006    612,000.00    612,000.00  Purchase  Full             765,000.00   7/1/2011   11.875
1105114314   9/1/2006    190,000.00    189,821.99  C/O Refi  Full             200,000.00   7/1/2008    15.75
8500011668   9/1/2006  1,000,000.00  1,000,000.00  Purchase  SISA           1,279,000.00   7/1/2011       13
8500010618   9/1/2006    550,000.00    550,000.00  C/O Refi  Full             750,000.00   4/1/2011    10.75
8500010520   9/1/2006    496,000.00    496,000.00  Purchase  Full             620,000.00   4/1/2013   12.375
1707100893   9/1/2006    548,000.00    548,000.00  Purchase  SIVA             685,000.00   8/1/2011    10.75
1701122526   9/1/2006    416,000.00    416,000.00  C/O Refi  SIVA             525,000.00   7/1/2011   11.625
1330000151  10/1/2006    497,000.00    497,000.00  C/O Refi  Full             699,000.00   9/1/2011       11
1326001050   9/1/2006    314,400.00    314,400.00  Purchase  No Ratio         400,000.00   6/1/2011   11.625
8500010879   9/1/2006    397,600.00    397,600.00  Purchase  Full             502,900.00  11/1/2006   11.875
8500011178   9/1/2006    231,800.00    231,800.00  Purchase  No Ratio         291,500.00   5/1/2011   11.625
1310012821  10/1/2006    851,500.00    851,500.00  R/T Refi  No Ratio       1,500,000.00   9/1/2008   11.375
1707100768   9/1/2006    360,000.00    360,000.00  Purchase  SIVA             450,000.00   7/1/2011    10.99
8500011061   9/1/2006    369,972.00    369,972.00  Purchase  No Ratio         462,500.00   5/1/2011    12.75
8600013917   9/1/2006    548,000.00    548,000.00  R/T Refi  SIVA             685,000.00   8/1/2011   11.875
8500011721   9/1/2006    492,000.00    492,000.00  C/O Refi  SIVA             615,000.00   7/1/2011       11
1105114655   9/1/2006    547,500.00    547,500.00  C/O Refi  SIVA             730,000.00   7/1/2011   11.625
8500011726   9/1/2006    312,400.00    312,400.00  C/O Refi  NINA             450,000.00   6/1/2011   11.375
8500012603   9/1/2006    516,000.00    516,000.00  Purchase  Full             645,000.00   7/1/2011       11
1312004510   9/1/2006    464,000.00    464,000.00  Purchase  SIVA             594,000.00   8/1/2013     12.5
8500010328   9/1/2006    274,400.00    274,400.00  Purchase  No Ratio         343,000.00   4/1/2008   11.625
8500010960   9/1/2006    223,200.00    223,200.00  Purchase  No Ratio         279,000.00   5/1/2011   12.125
1111002404   9/1/2006    492,000.00    492,000.00  Purchase  SIVA             615,000.00   7/1/2016   12.625
8500011448   9/1/2006    625,000.00    625,000.00  Purchase  Full           1,300,000.00   6/1/2016       12
1105114278   9/1/2006    480,000.00    480,000.00  Purchase  SIVA             605,000.00   6/1/2011   12.625
8500011347   9/1/2006    599,000.00    597,202.12  Purchase  Full             760,000.00   6/1/2016       12
8500010526   9/1/2006  1,080,000.00  1,080,000.00  Purchase  Full           1,350,000.00   5/1/2016     13.5
1105114711   9/1/2006    432,000.00    432,000.00  Purchase  SIVA             550,000.00   7/1/2011    12.25
8500012071   9/1/2006    475,500.00    475,500.00  Purchase  SISA             640,000.00   6/1/2011   11.625
8500010343   9/1/2006    317,100.00    317,100.00  Purchase  No Ratio         471,000.00  10/1/2006    12.75
8500011620   9/1/2006    502,400.00    502,400.00  Purchase  SIVA             660,000.00   7/1/2011     12.5
8500012539   9/1/2006    505,000.00    505,000.00  R/T Refi  Full             930,000.00   7/1/2013   11.625
1111001847   9/1/2006    210,800.00    210,800.00  Purchase  SIVA             236,000.00   7/1/2011   12.875
8500011463   9/1/2006    880,000.00    880,000.00  Purchase  SIVA           1,100,000.00   6/1/2011   12.375
1701121571   9/1/2006    520,000.00    520,000.00  C/O Refi  SIVA             650,000.00   6/1/2011   11.125
8500010536   9/1/2006    628,000.00    628,000.00  Purchase  SIVA             785,000.00   5/1/2013   12.125
8600013527   9/1/2006    500,000.00    500,000.00  C/O Refi  SIVA             675,000.00   7/1/2011    11.25
8500012554   9/1/2006    432,000.00    432,000.00  R/T Refi  SIVA             550,000.00   7/1/2016   12.875
8500010890   9/1/2006    768,800.00    768,800.00  R/T Refi  SIVA             961,000.00   5/1/2011   11.875
8500010859   9/1/2006    204,945.00    204,945.00  Purchase  No Ratio         225,000.00   5/1/2011    12.75
8500010298   9/1/2006    345,000.00    345,000.00  C/O Refi  SIVA             460,000.00   4/1/2011   12.875
8500011452   9/1/2006    740,000.00    740,000.00  Purchase  SIVA             925,000.00   6/1/2011     11.5
1105114680   9/1/2006    504,000.00    504,000.00  C/O Refi  SIVA             630,000.00   7/1/2011   11.875
1115103315   9/1/2006    353,941.00    353,941.00  Purchase  NINA             450,000.00   7/1/2011    12.99
8500010539   9/1/2006    472,000.00    472,000.00  C/O Refi  SIVA             590,000.00   4/1/2016   14.125
8500011271   9/1/2006    370,000.00    370,000.00  C/O Refi  No Ratio       1,045,000.00   6/1/2013   11.875
8500010986   9/1/2006    525,000.00    525,000.00  C/O Refi  NINA           1,200,000.00   5/1/2011       12
1707100940   9/1/2006    525,600.00    525,600.00  Purchase  SIVA             660,000.00   7/1/2011       12
8500011675   9/1/2006    600,000.00    600,000.00  Purchase  Full             750,000.00   6/1/2011    12.75
8500011751   9/1/2006    106,500.00    106,500.00  C/O Refi  NINA             276,000.00   6/1/2009     10.5
8500010872   9/1/2006    551,250.00    549,090.41  Purchase  Full             720,000.00   5/1/2013   11.125
8500011247   9/1/2006    520,000.00    520,000.00  Purchase  No Ratio         650,000.00   6/1/2011   11.875
8500013085   9/1/2006    476,000.00    476,000.00  Purchase  SIVA             595,000.00   8/1/2011    11.75
8500012585   9/1/2006    960,000.00    960,000.00  Purchase  SIVA           1,200,000.00   7/1/2013   11.875
8500012422   9/1/2006    464,000.00    463,255.69  C/O Refi  Full             580,000.00   7/1/2013   13.125
8500011589   9/1/2006  1,000,000.00    997,338.53  Purchase  No Ratio       1,700,000.00   6/1/2013   12.625
8500011585   9/1/2006    843,500.00    841,464.36  Purchase  SIVA           1,250,000.00   6/1/2016   13.125
8500011717   9/1/2006    301,100.00    301,100.00  C/O Refi  NINA             450,000.00  12/1/2006     11.5
8500010339   9/1/2006    222,600.00    222,600.00  Purchase  No Ratio         289,000.00  10/1/2006   13.125
8500010338   9/1/2006    242,600.00    242,600.00  Purchase  No Ratio         380,000.00  10/1/2006       12
8500010336   9/1/2006    247,500.00    247,500.00  Purchase  NINA             275,000.00  10/1/2006   12.625
8500010334   9/1/2006    338,700.00    338,700.00  Purchase  SIVA             430,000.00  10/1/2006    12.25
8500010333   9/1/2006    188,000.00    188,000.00  R/T Refi  No Ratio         235,000.00  10/1/2006    12.25
8500012576   9/1/2006    645,000.00    645,000.00  C/O Refi  No Ratio       1,075,000.00   7/1/2016   12.625
8500012563   9/1/2006    600,000.00    600,000.00  C/O Refi  SIVA             875,000.00   7/1/2016     12.5
8500012559   9/1/2006    720,000.00    720,000.00  Purchase  SIVA             900,000.00   7/1/2016       12
1707101316  10/1/2006    337,600.00    337,600.00  Purchase  SIVA             422,000.00   9/1/2011   11.875
1707101242  10/1/2006    316,000.00    316,000.00  Purchase  SIVA             395,000.00   9/1/2011    11.99
8500012434   9/1/2006    500,000.00    499,136.60  C/O Refi  SIVA             680,000.00   7/1/2013    12.75
8500012432   9/1/2006    468,000.00    467,191.86  Purchase  SIVA             612,000.00   7/1/2013    12.75
8500012426   9/1/2006    692,000.00    691,020.03  C/O Refi  SIVA             865,000.00   7/1/2013    13.75
8500012411   9/1/2006    748,000.00    746,967.08  Purchase  No Ratio         935,000.00   7/1/2013   13.875
8500012403   9/1/2006    540,000.00    539,175.68  Purchase  SIVA             675,000.00   7/1/2013   13.375
8500012179   9/1/2006    447,200.00    446,464.73  Purchase  SIVA             587,000.00   7/1/2013       13
8500012169   9/1/2006    780,000.00    780,000.00  C/O Refi  SIVA             975,000.00   7/1/2013       14
8500012161   9/1/2006    527,120.00    525,139.40  Purchase  SISA             659,000.00   4/1/2013     13.5
8500012154   9/1/2006    452,000.00    451,238.35  Purchase  SIVA             570,000.00   7/1/2013   12.875
8500012137   9/1/2006    457,500.00    456,729.09  C/O Refi  SIVA             610,000.00   7/1/2013   12.875
8500012124   9/1/2006    760,000.00    758,780.87  Purchase  SIVA             950,000.00   7/1/2013   13.125
8500012113   9/1/2006    822,500.00    821,275.36  C/O Refi  No Ratio       1,175,000.00   7/1/2013     13.5
8500012097   9/1/2006    620,000.00    618,047.76  Purchase  SISA             775,000.00   5/1/2013    13.25
8500012090   9/1/2006    623,000.00    621,924.20  C/O Refi  SIVA             870,000.00   7/1/2013    12.75
8500011588   9/1/2006    431,000.00    431,000.00  R/T Refi  SIVA             550,000.00   6/1/2013    12.75
8500011579   9/1/2006    440,000.00    438,800.23  Purchase  SISA             550,000.00   6/1/2013     12.5
8500011578   9/1/2006    487,500.00    486,233.72  R/T Refi  SISA             650,000.00   6/1/2013    12.75
8500011574   9/1/2006    490,750.00    489,506.03  Purchase  SIVA             781,000.00   6/1/2013   12.875
8500011571   9/1/2006    572,000.00    570,653.25  Purchase  SIVA             735,000.00   6/1/2013    13.25
8500011570   9/1/2006    430,200.00    429,187.11  Purchase  SIVA             495,000.00   6/1/2013    13.25
8500011562   9/1/2006    516,000.00    514,723.70  Purchase  SISA             645,000.00   6/1/2013       13
8500011552   9/1/2006    808,000.00    806,570.31  Purchase  SIVA           1,020,000.00   7/1/2013   12.625
8500011551   9/1/2006    480,000.00    478,812.75  Purchase  SIVA             600,000.00   6/1/2013       13
8500011549   9/1/2006    524,000.00    522,671.75  C/O Refi  SIVA             655,000.00   6/1/2013   12.875
8500011519   9/1/2006    476,000.00    474,851.26  Purchase  SISA             610,000.00   6/1/2013   13.125
8500011511   9/1/2006    574,496.00    573,143.37  Purchase  SISA             730,000.00   6/1/2013    13.25
8500011387   9/1/2006    510,000.00    508,505.33  C/O Refi  SIVA             920,000.00   6/1/2013   11.125
8500011094   9/1/2006    400,000.00    398,888.00  Purchase  NINA             560,000.00   5/1/2013   12.875
8500011087   9/1/2006    165,040.00    164,533.02  Purchase  SIVA             238,000.00   5/1/2013   12.375
8500011044   9/1/2006    608,115.00    608,115.00  Purchase  SIVA             764,000.00   5/1/2013    12.25
8500010762   9/1/2006    207,991.00    207,265.85  Purchase  NINA             260,000.00   4/1/2013   12.875
8500010741   9/1/2006    167,920.00    167,363.30  Purchase  SIVA             210,000.00   4/1/2013   13.125
8500010662   9/1/2006    550,000.00    547,605.52  Purchase  No Ratio         825,000.00   4/1/2013    11.75
8500010415   9/1/2006    675,000.00    672,131.91  C/O Refi  SIVA             860,000.00   4/1/2013   12.875
8500010413   9/1/2006    488,000.00    486,120.40  Purchase  SIVA             610,000.00   4/1/2013   13.375
8500010403   9/1/2006    450,000.00    448,134.05  C/O Refi  No Ratio         645,000.00   4/1/2013       13
8500010402   9/1/2006    461,500.00    459,441.54  R/T Refi  SISA             740,000.00   4/1/2013   12.625
8500010397   9/1/2006    940,000.00    936,005.93  Purchase  SIVA           1,175,000.00   4/1/2013   12.875
8500010390   9/1/2006    511,200.00    509,027.90  Purchase  SIVA             639,000.00   4/1/2013   12.875
8500010386   9/1/2006    496,800.00    494,838.68  Purchase  SISA             621,000.00   4/1/2013    13.25
8500012428   9/1/2006    100,000.00    100,000.00  C/O Refi  NINA             850,000.00   7/1/2011   13.375
8500012416   9/1/2006    217,750.00    217,750.00  C/O Refi  NINA             335,000.00   7/1/2011   12.875
8500012409   9/1/2006    252,000.00    252,000.00  Purchase  SIVA             315,000.00   7/1/2011    12.75
8500012408   9/1/2006    320,000.00    320,000.00  Purchase  SIVA             400,000.00   7/1/2011    13.25
8500012396   9/1/2006    584,000.00    584,000.00  R/T Refi  SIVA             730,000.00   7/1/2011   12.875
8500012175   9/1/2006    429,600.00    429,600.00  Purchase  SIVA             537,000.00   4/1/2011   12.375
8500012167   9/1/2006    538,320.00    538,320.00  Purchase  SISA             673,000.00   7/1/2011     13.5
8500012153   9/1/2006    488,000.00    488,000.00  Purchase  SIVA             625,000.00   7/1/2011    12.75
8500012148   9/1/2006    731,250.00    731,250.00  C/O Refi  SIVA             975,000.00   7/1/2011   12.875
8500012144   9/1/2006    452,000.00    452,000.00  Purchase  SIVA             575,000.00   6/1/2011       13
8500012139   9/1/2006    367,960.00    367,960.00  Purchase  SIVA             460,000.00   7/1/2011    13.25
8500012118   9/1/2006    416,250.00    416,250.00  C/O Refi  NINA             555,000.00   7/1/2011   13.875
8500012114   9/1/2006    520,000.00    520,000.00  Purchase  SIVA             650,000.00   7/1/2011       13
8500012107   9/1/2006    674,000.00    674,000.00  Purchase  SIVA           1,155,000.00   7/1/2011     13.5
8500012102   9/1/2006    363,900.00    363,900.00  C/O Refi  NINA             520,000.00   7/1/2011   12.625
8500012087   9/1/2006    444,000.00    444,000.00  C/O Refi  Full             555,000.00   6/1/2011   11.875
8500012083   9/1/2006    435,000.00    435,000.00  Purchase  SISA             575,000.00   6/1/2011    11.25
8500012078   9/1/2006    464,000.00    464,000.00  Purchase  Full             580,000.00   7/1/2011   11.625
8500012077   9/1/2006    284,000.00    284,000.00  Purchase  SISA             355,000.00   6/1/2011       11
8500012073   9/1/2006    472,000.00    472,000.00  Purchase  SISA             590,000.00   6/1/2011    11.25
8500012072   9/1/2006    480,000.00    480,000.00  R/T Refi  SISA             600,000.00   6/1/2011    11.25
8500012069   9/1/2006    531,800.00    531,800.00  R/T Refi  SISA             675,000.00   6/1/2011   11.375
8500012067   9/1/2006    455,000.00    455,000.00  C/O Refi  SISA             700,000.00   6/1/2011    11.25
8500011990   9/1/2006    324,000.00    324,000.00  Purchase  SISA             435,000.00   7/1/2011    11.25
8500011985   9/1/2006    352,000.00    352,000.00  Purchase  SISA             440,000.00   6/1/2011   11.875
8500011982   9/1/2006    327,900.00    327,900.00  Purchase  SISA             410,000.00   6/1/2011     11.5
8500011634   9/1/2006    254,100.00    254,100.00  Purchase  Full             317,700.00   6/1/2011     11.5
8500011631   9/1/2006    540,000.00    540,000.00  Purchase  No Ratio         700,000.00   6/1/2011   13.125
8500011623   9/1/2006    359,500.00    359,500.00  C/O Refi  SIVA             470,000.00   6/1/2011   12.875
8500011613   9/1/2006     94,400.00     94,400.00  C/O Refi  No Ratio         118,000.00   6/1/2011   13.875
8500011612   9/1/2006     93,500.00     93,500.00  Purchase  No Ratio         113,000.00   6/1/2011    13.75
8500011611   9/1/2006    320,000.00    320,000.00  Purchase  SIVA             400,000.00   6/1/2011       12
8500011609   9/1/2006    352,000.00    352,000.00  Purchase  SIVA             455,000.00   6/1/2011   11.625
8500011606   9/1/2006    383,500.00    383,500.00  C/O Refi  No Ratio         590,000.00   7/1/2011   12.875
8500011604   9/1/2006    321,000.00    321,000.00  R/T Refi  No Ratio         535,000.00   7/1/2011    11.75
8500011602   9/1/2006    177,200.00    177,200.00  Purchase  No Ratio         230,000.00   6/1/2011    13.25
8500011584   9/1/2006    364,400.00    364,400.00  R/T Refi  Full             455,500.00   6/1/2011   12.875
8500011581   9/1/2006    372,000.00    372,000.00  Purchase  SIVA             465,000.00   6/1/2011   12.625
8500011575   9/1/2006    329,950.00    329,950.00  R/T Refi  No Ratio         480,000.00   6/1/2011   12.625
8500011546   9/1/2006    350,000.00    350,000.00  C/O Refi  No Ratio         570,000.00   6/1/2011   13.125
8500011534   9/1/2006    168,800.00    168,800.00  C/O Refi  SISA             211,000.00   6/1/2011   14.375
8500011532   9/1/2006    232,000.00    232,000.00  C/O Refi  No Ratio         292,000.00   6/1/2011     13.5
8500011526   9/1/2006    150,000.00    150,000.00  C/O Refi  NINA             390,000.00   6/1/2011   13.125
8500011518   9/1/2006    324,000.00    324,000.00  R/T Refi  SISA             405,000.00   6/1/2011    13.75
8500011493   9/1/2006    503,200.00    503,200.00  Purchase  SIVA             629,000.00   6/1/2011   12.125
8500011490   9/1/2006    633,750.00    633,750.00  R/T Refi  SIVA             845,000.00   6/1/2011    11.75
8500011485   9/1/2006    650,000.00    650,000.00  Purchase  SIVA             850,000.00   6/1/2011   11.875
8500011476   9/1/2006    516,500.00    516,500.00  R/T Refi  NINA             745,000.00   6/1/2011   12.125
8500011475   9/1/2006    297,500.00    297,500.00  C/O Refi  NINA             425,000.00   6/1/2011   11.375
8500011468   9/1/2006    476,000.00    476,000.00  Purchase  SIVA             629,000.00   6/1/2011   11.875
8500011461   9/1/2006    434,250.00    434,250.00  Purchase  SIVA             580,000.00   6/1/2011   11.875
8500011460   9/1/2006    381,650.00    381,650.00  Purchase  SIVA             478,000.00   6/1/2011   11.875
8500011459   9/1/2006    116,000.00    116,000.00  C/O Refi  NINA             360,000.00   6/1/2011       12
8500011458   9/1/2006    528,000.00    528,000.00  Purchase  SIVA             660,000.00   6/1/2011   12.875
8500011455   9/1/2006    562,500.00    562,500.00  R/T Refi  SIVA             750,000.00   6/1/2011     11.5
8500011419   9/1/2006    162,500.00    162,500.00  Purchase  No Ratio         253,000.00   6/1/2011   11.625
8500011417   9/1/2006    520,000.00    520,000.00  Purchase  SIVA             655,000.00   6/1/2011   11.875
8500011412   9/1/2006    412,000.00    412,000.00  Purchase  SIVA             515,000.00   6/1/2011   11.625
8500011410   9/1/2006  1,000,000.00  1,000,000.00  C/O Refi  SIVA           1,700,000.00   6/1/2011   11.875
8500011405   9/1/2006    860,000.00    860,000.00  C/O Refi  SIVA           1,300,000.00   6/1/2011       11
8500011036   9/1/2006    271,000.00    271,000.00  R/T Refi  SIVA             550,000.00   5/1/2011   11.875
8500010977   9/1/2006    171,600.00    171,600.00  Purchase  SIVA             215,000.00   5/1/2011   12.625
8500010976   9/1/2006    408,000.00    408,000.00  Purchase  No Ratio         537,500.00   5/1/2011    12.25
8500010975   9/1/2006    280,800.00    280,800.00  Purchase  No Ratio         351,000.00   5/1/2011     12.5
8500010974   9/1/2006    509,600.00    509,600.00  Purchase  No Ratio         637,000.00   5/1/2011   12.125
8500010969   9/1/2006    472,000.00    472,000.00  C/O Refi  No Ratio         590,000.00   5/1/2011     12.5
8500010968   9/1/2006    307,400.00    307,400.00  Purchase  No Ratio         385,000.00   5/1/2011     12.5
8500010967   9/1/2006    220,500.00    220,500.00  Purchase  No Ratio         280,000.00   5/1/2011    11.75
8500010966   9/1/2006    312,000.00    312,000.00  Purchase  No Ratio         410,000.00   5/1/2011       12
8500010959   9/1/2006    161,600.00    161,600.00  Purchase  No Ratio         204,000.00   5/1/2011   12.625
8500010958   9/1/2006    495,200.00    495,200.00  Purchase  SIVA             619,000.00   5/1/2011   12.125
8500010957   9/1/2006    240,000.00    240,000.00  Purchase  No Ratio         312,000.00   5/1/2011   12.375
8500010956   9/1/2006    300,000.00    300,000.00  Purchase  No Ratio         375,000.00   5/1/2011   11.875
8500010955   9/1/2006    191,192.00    191,192.00  Purchase  No Ratio         241,000.00   5/1/2011    12.25
8500010905   9/1/2006    288,000.00    288,000.00  Purchase  No Ratio         360,000.00   5/1/2011   11.625
8500010901   9/1/2006    556,000.00    556,000.00  Purchase  No Ratio         695,000.00   5/1/2011   12.375
8500010897   9/1/2006    416,950.00    416,950.00  Purchase  No Ratio         534,000.00   5/1/2011    12.25
8500010896   9/1/2006    650,000.00    650,000.00  R/T Refi  SIVA             870,000.00   5/1/2011   11.375
8500010895   9/1/2006    240,000.00    240,000.00  C/O Refi  No Ratio         300,000.00   5/1/2011   11.875
8500010892   9/1/2006    420,000.00    420,000.00  Purchase  SIVA             530,000.00   5/1/2011    12.25
8500010891   9/1/2006    220,000.00    220,000.00  Purchase  NINA             287,000.00   5/1/2011   12.625
8500010889   9/1/2006    468,750.00    468,750.00  Purchase  No Ratio         625,000.00   5/1/2011   11.875
8500010886   9/1/2006    440,000.00    440,000.00  C/O Refi  SIVA             550,000.00   5/1/2011     11.5
8500010877   9/1/2006    434,500.00    434,500.00  Purchase  SIVA             560,000.00   5/1/2011    10.99
8500010867   9/1/2006    272,000.00    272,000.00  Purchase  No Ratio         340,000.00   5/1/2011   11.875
8500010865   9/1/2006    154,000.00    154,000.00  C/O Refi  No Ratio         498,000.00   5/1/2011       12
8500010864   9/1/2006    310,000.00    310,000.00  C/O Refi  No Ratio         575,000.00   5/1/2011    11.75
8500010858   9/1/2006    254,000.00    254,000.00  C/O Refi  NINA             704,000.00   5/1/2011   12.125
8500010857   9/1/2006    608,000.00    608,000.00  Purchase  No Ratio         775,000.00   5/1/2011   12.375
8500010851   9/1/2006    584,000.00    584,000.00  Purchase  Full             770,000.00   5/1/2011    11.25
8500010847   9/1/2006    340,000.00    340,000.00  C/O Refi  NINA             525,000.00   5/1/2011   11.875
8500010845   9/1/2006    316,150.00    316,150.00  Purchase  No Ratio         396,000.00   5/1/2011    11.75
8500010837   9/1/2006    276,000.00    276,000.00  Purchase  SIVA             345,000.00   5/1/2011     12.5
8500010806   9/1/2006    369,355.00    369,355.00  Purchase  NINA             540,000.00   4/1/2011   12.625
8500010782   9/1/2006    275,317.00    275,317.00  Purchase  NINA             411,000.00   4/1/2011   12.375
8500010779   9/1/2006    435,198.00    435,198.00  Purchase  SIVA             545,000.00   4/1/2011   11.625
8500010776   9/1/2006    512,381.00    512,381.00  Purchase  SISA             640,500.00   4/1/2011     11.5
8500010765   9/1/2006    477,547.00    477,547.00  Purchase  SIVA             597,000.00   4/1/2011   11.125
8500010712   9/1/2006    159,000.00    159,000.00  Purchase  NINA             462,500.00   4/1/2011   11.625
8500010691   9/1/2006    187,992.00    187,992.00  Purchase  No Ratio         236,500.00   4/1/2011   11.375
8500010676   9/1/2006    163,920.00    163,920.00  Purchase  SIVA             205,000.00   4/1/2011   11.375
8500010673   9/1/2006    253,344.00    253,344.00  Purchase  SIVA             316,680.00   4/1/2011   11.625
8500010669   9/1/2006    227,200.00    227,200.00  Purchase  SISA             284,000.00   4/1/2011       11
8500010658   9/1/2006    236,748.00    236,748.00  Purchase  No Ratio         296,100.00   4/1/2011     11.5
8500010657   9/1/2006    156,484.00    156,484.00  Purchase  SIVA             200,000.00   4/1/2011   11.375
8500010641   9/1/2006    440,000.00    440,000.00  Purchase  SIVA             550,000.00   5/1/2011   12.375
8500010639   9/1/2006    480,000.00    480,000.00  R/T Refi  SIVA             600,000.00   5/1/2011   12.625
8500010636   9/1/2006    536,000.00    536,000.00  C/O Refi  SIVA             670,000.00   5/1/2011    12.75
8500010631   9/1/2006    585,000.00    585,000.00  R/T Refi  SIVA             780,000.00   4/1/2011   11.875
8500010625   9/1/2006     97,500.00     97,500.00  C/O Refi  SIVA             130,000.00   4/1/2011    11.75
8500010624   9/1/2006    225,600.00    225,600.00  Purchase  No Ratio         285,000.00   4/1/2011   12.125
8500010623   9/1/2006    484,800.00    484,800.00  Purchase  SIVA             608,000.00   4/1/2011   11.875
8500010412   9/1/2006    308,000.00    308,000.00  Purchase  SIVA             385,000.00   4/1/2011    12.25
8500010407   9/1/2006    583,200.00    583,200.00  Purchase  SIVA             729,000.00   4/1/2013       13
8500010389   9/1/2006    236,000.00    236,000.00  Purchase  NINA             490,000.00   4/1/2011    12.75
8500010387   9/1/2006    400,000.00    400,000.00  R/T Refi  NINA             750,000.00   4/1/2011     12.5
8500010385   9/1/2006    688,792.00    688,792.00  Purchase  SIVA             861,000.00   4/1/2011    12.75
8500011625   9/1/2006    244,000.00    243,480.02  Purchase  NINA             305,000.00   6/1/2011    12.75
8500011622   9/1/2006    453,600.00    452,608.82  C/O Refi  SIVA             567,000.00   6/1/2011   12.625
8500010972   9/1/2006    200,000.00    199,322.10  Purchase  No Ratio         250,000.00   5/1/2011   11.875
8500010903   9/1/2006    643,000.00    640,711.92  C/O Refi  NINA             990,000.00   5/1/2011   11.625
8500010873   9/1/2006    888,000.00    884,351.90  Purchase  Full           1,125,000.00   5/1/2011   10.875
8500010797   9/1/2006    217,328.00    216,261.02  Purchase  NINA             273,000.00   4/1/2011   11.125
8500010719   9/1/2006    214,032.00    213,304.31  Purchase  No Ratio         238,000.00   4/1/2011       13
8500010665   9/1/2006    480,000.00    477,643.41  Purchase  SISA             625,000.00   4/1/2011   11.125
8500010309   9/1/2006    351,960.00    350,464.52  Purchase  No Ratio         440,000.00   4/1/2011   11.875
8500011610   9/1/2006    440,000.00    440,000.00  Purchase  Full             554,000.00   6/1/2009   12.625
8500011456   9/1/2006    448,000.00    448,000.00  C/O Refi  SIVA             640,000.00   6/1/2009   12.375
8500012429   9/1/2006    814,000.00    814,000.00  C/O Refi  SIVA           1,100,000.00   7/1/2016   13.125
8500012178   9/1/2006    670,000.00    670,000.00  R/T Refi  SIVA             850,000.00   7/1/2016     12.5
8500012162   9/1/2006    720,000.00    720,000.00  Purchase  SIVA             900,000.00   7/1/2016    13.25
8500012140   9/1/2006    525,000.00    525,000.00  C/O Refi  SIVA             700,000.00   7/1/2016       13
8500012110   9/1/2006    558,400.00    558,400.00  Purchase  SIVA             705,000.00   7/1/2016   12.375
8500012108   9/1/2006    584,000.00    584,000.00  R/T Refi  SIVA             750,000.00   7/1/2016   13.125
8500012101   9/1/2006    528,000.00    528,000.00  Purchase  No Ratio         660,000.00   7/1/2016    13.25
8500012091   9/1/2006    528,000.00    528,000.00  Purchase  SIVA             660,000.00   7/1/2016   13.375
8500011583   9/1/2006    473,000.00    473,000.00  C/O Refi  Full             820,000.00   6/1/2016   12.625
8500011567   9/1/2006    743,200.00    743,200.00  Purchase  SISA             929,000.00   6/1/2016    14.25
8500011553   9/1/2006    551,500.00    551,500.00  C/O Refi  Full             725,000.00   6/1/2016   12.875
8500011539   9/1/2006    880,000.00    880,000.00  Purchase  SIVA           1,100,000.00   6/1/2016   13.125
8600013659   9/1/2006    520,000.00    520,000.00  Purchase  No Ratio         660,000.00   7/1/2011    12.25
1701122813   9/1/2006    456,000.00    456,000.00  Purchase  SISA             570,000.00   7/1/2011   11.625
1707100687   9/1/2006    260,000.00    260,000.00  Purchase  SIVA             325,000.00   7/1/2011    11.99
1701123154   9/1/2006    464,000.00    464,000.00  Purchase  SIVA             580,000.00   8/1/2011    12.25
8500013120   9/1/2006    156,000.00    156,000.00  Purchase  SIVA             195,000.00   8/1/2011    12.25
8500013117   9/1/2006    551,200.00    551,200.00  Purchase  SIVA             689,000.00   8/1/2011    12.25
8500013115   9/1/2006    307,200.00    307,200.00  Purchase  No Ratio         384,000.00   8/1/2011   11.999
8500013110   9/1/2006    639,600.00    639,600.00  C/O Refi  SIVA             852,800.00   8/1/2011   11.999
8500013107   9/1/2006    532,000.00    532,000.00  Purchase  No Ratio         665,000.00   7/1/2011   11.875
8500013084   9/1/2006    441,300.00    441,300.00  Purchase  No Ratio         555,000.00   8/1/2011   11.999
8500013082   9/1/2006    390,400.00    390,400.00  Purchase  No Ratio         488,000.00   8/1/2011   12.375
8500013081   9/1/2006    215,000.00    215,000.00  C/O Refi  NINA             340,000.00   8/1/2011   11.999
8500012746   9/1/2006    320,000.00    320,000.00  R/T Refi  SIVA             400,000.00   7/1/2011   11.999
8500012742   9/1/2006    536,000.00    536,000.00  Purchase  No Ratio         677,000.00   7/1/2011   11.875
8500012736   9/1/2006    248,000.00    248,000.00  C/O Refi  NINA             385,000.00   7/1/2011   11.375
8500012734   9/1/2006    650,000.00    650,000.00  C/O Refi  NINA             820,000.00   7/1/2011   12.625
8500012732   9/1/2006    450,000.00    450,000.00  C/O Refi  SIVA             580,000.00   7/1/2011     12.5
8500012731   9/1/2006    647,900.00    647,900.00  Purchase  No Ratio         810,000.00   7/1/2011   12.125
8500012728   9/1/2006    468,000.00    468,000.00  Purchase  SIVA             585,000.00   7/1/2011   12.125
8500012727   9/1/2006    455,150.00    455,150.00  Purchase  SIVA             580,000.00   7/1/2011   11.875
8500012726   9/1/2006    720,000.00    720,000.00  C/O Refi  SIVA             906,000.00   7/1/2011   11.999
8500012725   9/1/2006    415,050.00    415,050.00  Purchase  No Ratio         525,000.00   7/1/2011   11.999
8500012723   9/1/2006    600,000.00    600,000.00  Purchase  NINA             755,000.00   7/1/2011    12.25
8500012613   9/1/2006    464,000.00    464,000.00  Purchase  SIVA             580,000.00   7/1/2011    12.25
8500012612   9/1/2006    638,400.00    638,400.00  Purchase  SIVA             798,000.00   6/1/2011   12.625
8500012610   9/1/2006    421,000.00    421,000.00  C/O Refi  SIVA             555,000.00   7/1/2011     11.5
8500012602   9/1/2006    560,000.00    560,000.00  Purchase  SIVA             700,000.00   7/1/2011       13
8500012598   9/1/2006    176,000.00    176,000.00  C/O Refi  Full             220,000.00   7/1/2011   12.625
8500012597   9/1/2006    440,000.00    440,000.00  Purchase  SIVA             585,000.00   7/1/2011   11.875
8500012596   9/1/2006    432,000.00    432,000.00  Purchase  SIVA             540,000.00   7/1/2011    11.25
8500012578   9/1/2006    460,900.00    460,900.00  Purchase  SIVA             576,500.00   7/1/2011   11.625
8500012575   9/1/2006    372,000.00    372,000.00  Purchase  SIVA             480,000.00   7/1/2011   11.875
8500012574   9/1/2006    473,600.00    473,600.00  Purchase  SIVA             592,000.00   7/1/2011    13.75
8500012572   9/1/2006    750,000.00    750,000.00  C/O Refi  SIVA           1,300,000.00   7/1/2011   12.125
8500012566   9/1/2006    327,950.00    327,950.00  Purchase  SIVA             410,000.00   7/1/2011   11.875
8500012565   9/1/2006    480,000.00    480,000.00  R/T Refi  SIVA             600,000.00   7/1/2011    11.75
8500012562   9/1/2006    540,000.00    540,000.00  Purchase  SIVA             675,000.00   6/1/2011    11.75
8500012557   9/1/2006  1,213,100.00  1,213,100.00  Purchase  SIVA           1,617,500.00   5/1/2011    11.75
8500012553   9/1/2006    372,000.00    372,000.00  Purchase  Full             470,000.00   6/1/2011     12.5
8500012545   9/1/2006    429,600.00    429,600.00  R/T Refi  Full             537,000.00   7/1/2011   11.625
8500012544   9/1/2006    468,000.00    468,000.00  Purchase  SIVA             585,000.00   7/1/2011   11.125
8500012543   9/1/2006    435,200.00    435,200.00  C/O Refi  SIVA             544,000.00   6/1/2011   12.375
8500012540   9/1/2006    650,000.00    650,000.00  Purchase  SIVA             825,000.00   6/1/2011   11.125
8500012538   9/1/2006    533,600.00    533,600.00  Purchase  SIVA             667,000.00   7/1/2011   11.625
8500012523   9/1/2006    207,200.00    207,200.00  Purchase  No Ratio         260,000.00   7/1/2011   11.625
8500012522   9/1/2006    420,000.00    420,000.00  C/O Refi  SIVA           1,100,000.00   7/1/2011   11.875
8500012520   9/1/2006    430,000.00    430,000.00  Purchase  SIVA             600,000.00   7/1/2011    11.75
8500012485   9/1/2006    556,000.00    556,000.00  C/O Refi  SIVA             695,000.00   7/1/2011   11.875
8500012480   9/1/2006    388,000.00    388,000.00  Purchase  No Ratio         495,000.00   7/1/2011   11.625
8500012477   9/1/2006    223,900.00    223,900.00  Purchase  SIVA             281,000.00   7/1/2011    12.75
8500012476   9/1/2006    477,750.00    477,750.00  Purchase  No Ratio         597,190.00   7/1/2011     12.5
8500012474   9/1/2006    425,600.00    425,600.00  Purchase  No Ratio         532,000.00   7/1/2011     12.5
8500012469   9/1/2006    568,000.00    568,000.00  Purchase  SIVA             713,000.00   7/1/2011    11.75
8500012466   9/1/2006    165,500.00    165,500.00  Purchase  No Ratio         215,000.00   7/1/2011    12.25
8500012462   9/1/2006    636,000.00    636,000.00  Purchase  SIVA             796,000.00   7/1/2011    12.25
8500012460   9/1/2006    560,000.00    560,000.00  Purchase  SIVA             700,000.00   7/1/2011   11.999
8500012391   9/1/2006    353,000.00    353,000.00  C/O Refi  NINA             450,000.00   7/1/2011     12.5
8500012387   9/1/2006    612,000.00    612,000.00  Purchase  No Ratio         765,000.00   7/1/2011   12.375
8500012386   9/1/2006    381,000.00    381,000.00  Purchase  No Ratio         490,000.00   7/1/2011   11.875
8500012383   9/1/2006    308,000.00    308,000.00  Purchase  No Ratio         385,000.00   7/1/2011    12.25
8500012380   9/1/2006    358,400.00    358,400.00  Purchase  No Ratio         450,000.00   7/1/2011     12.5
8500012379   9/1/2006    176,000.00    176,000.00  Purchase  No Ratio         220,000.00   7/1/2011     12.5
8500012375   9/1/2006    492,000.00    492,000.00  C/O Refi  SIVA             615,000.00   7/1/2011       12
8500012373   9/1/2006    332,000.00    332,000.00  C/O Refi  NINA             585,000.00   6/1/2011     12.5
8500012361   9/1/2006    319,200.00    319,200.00  Purchase  SIVA             451,000.00   7/1/2011     13.5
8500012360   9/1/2006    236,800.00    236,800.00  Purchase  SIVA             356,000.00   7/1/2011   13.875
8500012358   9/1/2006    572,000.00    572,000.00  Purchase  SIVA             720,000.00   7/1/2011   12.875
8500012351   9/1/2006    447,000.00    447,000.00  C/O Refi  Full             560,000.00   7/1/2011    12.25
8500012346   9/1/2006    498,600.00    498,600.00  Purchase  SIVA             624,000.00   7/1/2011    12.25
8500012345   9/1/2006    718,700.00    718,700.00  Purchase  SIVA             900,000.00   7/1/2011    11.75
8500012344   9/1/2006    188,000.00    188,000.00  Purchase  SIVA             238,000.00   7/1/2011   12.625
8500012273   9/1/2006    360,000.00    360,000.00  C/O Refi  No Ratio         505,000.00   7/1/2011   12.875
8500012270   9/1/2006    377,300.00    377,300.00  C/O Refi  No Ratio         539,000.00   7/1/2011    13.25
8500012260   9/1/2006    675,200.00    675,200.00  Purchase  SIVA             850,000.00   7/1/2011     14.5
8500012239   9/1/2006    628,000.00    628,000.00  Purchase  SIVA             785,000.00   6/1/2011   12.875
8500012236   9/1/2006    612,000.00    612,000.00  Purchase  SIVA             769,000.00   7/1/2011     12.5
8500012227   9/1/2006    840,000.00    840,000.00  Purchase  SIVA           1,050,000.00   7/1/2011   12.375
8500012217   9/1/2006    432,000.00    432,000.00  Purchase  Full             545,000.00   7/1/2011    12.75
8500012213   9/1/2006    245,000.00    245,000.00  C/O Refi  NINA             750,000.00   7/1/2011    12.75
8500012208   9/1/2006  1,350,000.00  1,350,000.00  C/O Refi  NINA           2,250,000.00   7/1/2011   13.125
8500012207   9/1/2006    644,000.00    644,000.00  Purchase  SIVA             825,000.00   7/1/2011       13
8500012205   9/1/2006    520,000.00    520,000.00  Purchase  SIVA             650,000.00   7/1/2011   12.875
8500012032   9/1/2006    480,000.00    480,000.00  C/O Refi  SIVA             600,000.00   7/1/2011     12.5
8500012024   9/1/2006    462,300.00    462,300.00  Purchase  NINA             578,000.00   7/1/2011    12.25
8500012023   9/1/2006    417,000.00    417,000.00  Purchase  NINA             537,000.00   7/1/2011   11.875
8500012020   9/1/2006    448,000.00    448,000.00  Purchase  SIVA             580,000.00   7/1/2011   12.625
8500012018   9/1/2006    672,076.00    672,076.00  Purchase  NINA             841,000.00   7/1/2011   12.625
8500012017   9/1/2006    336,000.00    336,000.00  Purchase  NINA             440,000.00   7/1/2011   12.125
8500012015   9/1/2006    920,000.00    920,000.00  Purchase  NINA           1,255,000.00   7/1/2011    12.75
8500012014   9/1/2006    196,000.00    196,000.00  Purchase  No Ratio         248,000.00   7/1/2011   12.875
8500012013   9/1/2006    300,000.00    300,000.00  Purchase  NINA             375,000.00   7/1/2011     12.5
8500012002   9/1/2006    284,000.00    284,000.00  R/T Refi  SIVA             355,000.00   6/1/2011     11.5
8500012001   9/1/2006    760,000.00    760,000.00  Purchase  NINA             950,000.00   6/1/2011     12.5
8500011998   9/1/2006    343,200.00    343,200.00  Purchase  NINA             435,000.00   7/1/2011    12.75
8500011979   9/1/2006    364,000.00    364,000.00  Purchase  SIVA             455,000.00   6/1/2011   11.875
8500011969   9/1/2006    103,200.00    103,200.00  Purchase  NINA             129,500.00   7/1/2011   13.125
8500011968   9/1/2006    520,000.00    520,000.00  Purchase  SIVA             650,000.00   7/1/2011   12.375
8500011957   9/1/2006    463,200.00    463,200.00  Purchase  SIVA             579,000.00   7/1/2011   11.999
8500011941   9/1/2006    531,800.00    531,800.00  Purchase  NINA             665,000.00   7/1/2011     11.5
8500011937   9/1/2006    820,000.00    820,000.00  R/T Refi  SIVA           1,100,000.00   7/1/2011   12.625
8500011918   9/1/2006    472,000.00    472,000.00  Purchase  No Ratio         590,000.00   7/1/2011   11.999
8500011910   9/1/2006    100,400.00    100,400.00  Purchase  No Ratio         125,500.00   6/1/2011       13
8500011892   9/1/2006    300,000.00    300,000.00  R/T Refi  SIVA             975,000.00   6/1/2011   11.875
8500011889   9/1/2006    633,200.00    633,200.00  R/T Refi  Full             875,000.00   6/1/2011       11
8500011887   9/1/2006    418,550.00    418,550.00  C/O Refi  SIVA             560,000.00   6/1/2011   11.375
8500011884   9/1/2006    160,550.00    160,550.00  C/O Refi  Full             169,000.00   6/1/2011       11
8500011883   9/1/2006  1,350,000.00  1,350,000.00  R/T Refi  Full           1,800,000.00   6/1/2011   11.125
8500011873   9/1/2006    112,800.00    112,800.00  Purchase  Full             143,000.00   6/1/2011       11
8500011870   9/1/2006    337,000.00    337,000.00  C/O Refi  NINA             510,000.00   7/1/2011   11.875
8500011801   9/1/2006    760,000.00    760,000.00  R/T Refi  SIVA             950,000.00   6/1/2011    11.25
8500011797   9/1/2006     91,775.00     91,775.00  Purchase  SIVA             124,000.00   6/1/2011       11
8500011793   9/1/2006    740,000.00    740,000.00  Purchase  Full             935,000.00   7/1/2011       11
8500011785   9/1/2006    253,000.00    253,000.00  Purchase  No Ratio         330,000.00   7/1/2011       11
8500011764   9/1/2006    210,800.00    210,800.00  Purchase  SISA             264,000.00   6/1/2011       13
8500011754   9/1/2006    550,000.00    550,000.00  C/O Refi  SIVA             700,000.00   7/1/2011       11
8500011752   9/1/2006    151,200.00    151,200.00  R/T Refi  NINA             160,000.00   7/1/2011     12.5
8500011746   9/1/2006     50,000.00     50,000.00  C/O Refi  NINA             135,000.00   7/1/2011       11
8500011743   9/1/2006    109,250.00    109,250.00  Purchase  NINA             116,000.00   6/1/2011       13
8500011738   9/1/2006    469,850.00    469,850.00  C/O Refi  SIVA             690,000.00   6/1/2011     11.5
8500011730   9/1/2006    425,000.00    425,000.00  C/O Refi  Full             532,000.00   7/1/2011     11.5
8500011708   9/1/2006     92,000.00     92,000.00  C/O Refi  No Ratio         115,000.00   7/1/2011   13.125
8500011707   9/1/2006    418,700.00    418,700.00  C/O Refi  SISA             640,000.00   7/1/2011    12.25
8500011692   9/1/2006    452,000.00    452,000.00  Purchase  SISA             565,000.00   7/1/2011   12.625
8500011687   9/1/2006    390,000.00    390,000.00  C/O Refi  No Ratio         520,000.00   7/1/2011   13.375
8500011686   9/1/2006    268,000.00    268,000.00  Purchase  SIVA             335,000.00   6/1/2011    12.75
8500011684   9/1/2006    456,000.00    456,000.00  Purchase  SIVA             570,000.00   7/1/2011   12.125
8500011678   9/1/2006    828,750.00    828,750.00  Purchase  SIVA           1,105,000.00   6/1/2011   13.625
8500011670   9/1/2006    260,000.00    260,000.00  Purchase  SIVA             325,000.00   6/1/2011    12.75
8500011660   9/1/2006    492,000.00    492,000.00  Purchase  SIVA             650,000.00   6/1/2011   12.375
8500011656   9/1/2006    492,000.00    492,000.00  Purchase  SIVA             615,000.00   6/1/2011   12.375
8500011653   9/1/2006    417,000.00    417,000.00  Purchase  SIVA             580,000.00   6/1/2011     11.5
8500011650   9/1/2006    247,200.00    247,200.00  C/O Refi  Full             309,000.00   5/1/2011    12.75
8500011643   9/1/2006    192,850.00    192,850.00  Purchase  SIVA             250,000.00   6/1/2011    11.75
8500011642   9/1/2006    274,400.00    274,400.00  Purchase  SIVA             344,000.00   6/1/2011   11.875
8500011447   9/1/2006    562,000.00    562,000.00  C/O Refi  SIVA             750,000.00   6/1/2011     12.5
8500011436   9/1/2006    520,000.00    520,000.00  Purchase  SIVA             650,000.00   6/1/2011    12.75
8500011430   9/1/2006    594,000.00    594,000.00  Purchase  Full             745,000.00   6/1/2011   12.875
8500011393   9/1/2006    508,000.00    508,000.00  Purchase  SIVA             635,000.00   6/1/2011   11.999
8500011386   9/1/2006    600,000.00    600,000.00  Purchase  No Ratio         750,000.00   6/1/2011   11.999
8500011382   9/1/2006    592,000.00    592,000.00  Purchase  SIVA             765,000.00   6/1/2011   11.875
8500011381   9/1/2006    462,400.00    462,400.00  Purchase  No Ratio         578,000.00   6/1/2011   11.625
8500011374   9/1/2006    486,000.00    486,000.00  Purchase  No Ratio         611,000.00   6/1/2011    11.75
8500011373   9/1/2006    492,000.00    492,000.00  Purchase  SIVA             660,000.00   6/1/2011   11.999
8500011341   9/1/2006    708,000.00    708,000.00  Purchase  SIVA             885,000.00   6/1/2011     12.5
8500011289   9/1/2006    324,000.00    324,000.00  Purchase  No Ratio         410,000.00   6/1/2011   11.875
8500011282   9/1/2006    650,000.00    650,000.00  Purchase  No Ratio         870,000.00   6/1/2011   12.375
8500011281   9/1/2006    485,000.00    485,000.00  C/O Refi  No Ratio         733,000.00   4/1/2011   11.625
8500011279   9/1/2006    504,000.00    504,000.00  Purchase  No Ratio         630,000.00   5/1/2011    11.25
8500011274   9/1/2006    412,000.00    412,000.00  Purchase  No Ratio         515,000.00   6/1/2011   11.625
8500011273   9/1/2006    645,000.00    645,000.00  Purchase  No Ratio         860,000.00   6/1/2011   12.875
8500011270   9/1/2006    374,400.00    374,400.00  Purchase  No Ratio         475,000.00   4/1/2011       12
8500011265   9/1/2006    550,000.00    550,000.00  R/T Refi  SIVA             690,000.00   6/1/2011     11.5
8500011259   9/1/2006    212,000.00    212,000.00  R/T Refi  No Ratio         265,000.00   6/1/2011   11.875
8500011258   9/1/2006    284,800.00    284,800.00  Purchase  No Ratio         356,000.00   5/1/2011    11.75
8500011250   9/1/2006    464,000.00    464,000.00  R/T Refi  No Ratio         580,000.00   6/1/2011   12.875
8500011249   9/1/2006    480,000.00    480,000.00  R/T Refi  No Ratio         600,000.00   6/1/2011    11.75
8500011248   9/1/2006    102,400.00    102,400.00  Purchase  No Ratio         138,000.00   5/1/2011   12.375
8500011246   9/1/2006    232,000.00    232,000.00  Purchase  No Ratio         294,000.00   5/1/2011    12.25
8500011243   9/1/2006    102,300.00    102,300.00  Purchase  No Ratio         128,000.00   5/1/2011   12.625
8500011242   9/1/2006    240,000.00    240,000.00  Purchase  No Ratio         310,000.00   6/1/2011   11.375
8500011241   9/1/2006    251,600.00    251,600.00  Purchase  No Ratio         318,000.00   4/1/2011   12.375
8500011234   9/1/2006    316,800.00    316,800.00  Purchase  No Ratio         396,000.00   5/1/2011   12.875
8500010987   9/1/2006    464,000.00    464,000.00  C/O Refi  No Ratio         580,000.00   5/1/2011       13
8500010984   9/1/2006    825,000.00    825,000.00  Purchase  SIVA           1,100,000.00   5/1/2011   12.875
8500010546   9/1/2006    456,000.00    456,000.00  Purchase  SIVA             575,000.00   4/1/2011    13.25
8500010542   9/1/2006    262,500.00    262,500.00  Purchase  SIVA             350,000.00   4/1/2011    13.75
8500010506   9/1/2006    480,000.00    480,000.00  C/O Refi  SIVA             600,000.00   4/1/2011   12.125
8500010501   9/1/2006    160,000.00    160,000.00  C/O Refi  No Ratio         388,000.00   4/1/2011     10.5
8500010304   9/1/2006    284,000.00    284,000.00  C/O Refi  No Ratio         355,000.00   4/1/2011   11.875
8500010294   9/1/2006    367,200.00    367,200.00  Purchase  SIVA             480,000.00   4/1/2011   12.875
8500010289   9/1/2006    738,750.00    738,750.00  Purchase  SIVA             985,000.00   4/1/2011    12.75
8500010288   9/1/2006    975,000.00    975,000.00  Purchase  SIVA           1,300,000.00   4/1/2011       13
8500010287   9/1/2006    992,000.00    992,000.00  C/O Refi  Full           1,325,000.00   4/1/2011    12.25
8500010284   9/1/2006    284,000.00    284,000.00  Purchase  No Ratio         355,000.00   4/1/2011       13
8500012608   9/1/2006    460,000.00    460,000.00  C/O Refi  SIVA             615,000.00   6/1/2013   11.875
8500012595   9/1/2006    442,500.00    442,500.00  R/T Refi  SIVA             775,000.00   7/1/2013    11.75
8500012558   9/1/2006    900,000.00    900,000.00  Purchase  SIVA           1,125,000.00   7/1/2013   11.875
8500012550   9/1/2006    476,000.00    476,000.00  Purchase  No Ratio         595,000.00   6/1/2013     11.5
8500012530   9/1/2006    260,800.00    260,800.00  Purchase  SIVA             330,000.00   6/1/2013   11.875
8500012029   9/1/2006    216,000.00    216,000.00  C/O Refi  SIVA             270,000.00   7/1/2013    12.75
8500012006   9/1/2006    336,000.00    336,000.00  C/O Refi  NINA             420,000.00   7/1/2013   12.625
8500011963   9/1/2006    679,200.00    679,200.00  Purchase  SIVA             850,000.00   7/1/2013    13.25
8500011694   9/1/2006    486,750.00    486,750.00  Purchase  SISA             650,000.00   7/1/2013       13
8500011691   9/1/2006    480,000.00    480,000.00  Purchase  No Ratio         600,000.00   6/1/2013     12.5
8500011677   9/1/2006    495,200.00    495,200.00  Purchase  SIVA             619,000.00   6/1/2013   12.625
8500011657   9/1/2006  1,330,000.00  1,330,000.00  Purchase  SISA           1,750,000.00   6/1/2013    13.25
8500011439   9/1/2006    552,000.00    552,000.00  Purchase  SIVA             690,000.00   6/1/2013     12.5
8500011435   9/1/2006    750,000.00    750,000.00  Purchase  Full             985,000.00   6/1/2013   11.125
8500011426   9/1/2006    755,000.00    755,000.00  Purchase  No Ratio       1,500,000.00   6/1/2013     11.5
8500011403   9/1/2006    287,200.00    287,200.00  Purchase  No Ratio         365,000.00   6/1/2013       12
8500011358   9/1/2006    479,200.00    479,200.00  Purchase  SIVA             599,000.00   6/1/2013   11.875
8500011236   9/1/2006    232,000.00    232,000.00  R/T Refi  No Ratio         290,000.00   5/1/2013    11.75
8500010978   9/1/2006    440,000.00    440,000.00  R/T Refi  NINA             550,000.00   5/1/2013     12.5
8500010529   9/1/2006    534,400.00    534,400.00  Purchase  SIVA             668,000.00   5/1/2013   12.625
8500010300   9/1/2006    468,000.00    468,000.00  Purchase  SIVA             585,000.00   4/1/2013    12.75
8500010295   9/1/2006    536,000.00    536,000.00  Purchase  SIVA             670,000.00   4/1/2013   11.875
8500012741   9/1/2006    100,000.00     99,827.32  Purchase  NINA             325,000.00   7/1/2011    11.75
8500012381   9/1/2006    380,000.00    379,327.62  C/O Refi  No Ratio         530,000.00   7/1/2011   11.625
8500012374   9/1/2006    235,200.00    234,840.96  Purchase  No Ratio         294,000.00   7/1/2011   12.375
8500012266   9/1/2006    649,600.00    648,478.27  Purchase  Full             812,000.00   7/1/2011    11.75
8500012010   9/1/2006    241,600.00    241,002.42  Purchase  NINA             302,000.00   6/1/2011       12
8500012008   9/1/2006    111,600.00    111,433.84  Purchase  NINA             140,500.00   7/1/2011     12.5
8500011344   9/1/2006    639,950.00    638,287.73  Purchase  SIVA             800,000.00   6/1/2011    12.75
8500012609   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             625,000.00   7/1/2009   11.375
8500012513   9/1/2006    245,000.00    245,000.00  Purchase  No Ratio         370,000.00   6/1/2009   13.125
8500012501   9/1/2006    256,000.00    256,000.00  Purchase  SIVA             331,400.00   7/1/2009    13.75
8500012488   9/1/2006    639,120.00    639,120.00  Purchase  SIVA             800,000.00   7/1/2009   14.625
8500012389   9/1/2006    260,000.00    260,000.00  Purchase  No Ratio         326,000.00   7/1/2009    12.25
8500012385   9/1/2006    291,200.00    291,200.00  Purchase  No Ratio         368,000.00   7/1/2009       12
8500012276   9/1/2006    888,000.00    888,000.00  C/O Refi  SIVA           1,450,000.00   7/1/2009     12.5
8500012259   9/1/2006  1,040,000.00  1,040,000.00  Purchase  SISA           1,600,000.00   4/1/2009   13.625
8500012252   9/1/2006    148,000.00    148,000.00  Purchase  SIVA             219,000.00   7/1/2009       14
8500011974   9/1/2006    480,000.00    480,000.00  C/O Refi  SIVA             700,000.00   7/1/2009   12.375
8500011877   9/1/2006    196,325.00    196,325.00  Purchase  NINA             207,000.00   7/1/2009   10.875
8500011749   9/1/2006    202,000.00    202,000.00  R/T Refi  SIVA             960,000.00   7/1/2009   11.375
8500011737   9/1/2006    205,600.00    205,600.00  Purchase  SIVA             278,000.00   6/1/2009       13
8500011729   9/1/2006    488,800.00    488,800.00  Purchase  SIVA             615,000.00   7/1/2009   11.125
8500011728   9/1/2006    543,175.00    543,175.00  C/O Refi  NINA             740,000.00   6/1/2009   10.875
8500011724   9/1/2006    416,000.00    416,000.00  Purchase  SISA             540,000.00   7/1/2009    11.25
8500011682   9/1/2006    700,000.00    700,000.00  C/O Refi  SIVA           1,140,000.00   6/1/2009   12.375
8500011240   9/1/2006     55,000.00     55,000.00  Purchase  No Ratio          88,000.00   2/1/2009   11.875
8500011035   9/1/2006    280,000.00    280,000.00  Purchase  SIVA             350,000.00   5/1/2009   12.625
8500011029   9/1/2006    346,500.00    346,500.00  Purchase  SIVA             495,000.00   5/1/2009   11.875
8500011018   9/1/2006    356,800.00    356,800.00  Purchase  No Ratio         446,000.00   5/1/2009     12.5
8500010305   9/1/2006    320,000.00    320,000.00  Purchase  No Ratio         400,000.00   4/1/2009    11.25
8500012499   9/1/2006    470,400.00    469,856.75  Purchase  SIVA             690,000.00   7/1/2009    14.75
8500012263   9/1/2006    847,500.00    846,329.68  Purchase  SIVA           1,150,000.00   7/1/2009   13.875
8500012253   9/1/2006    172,000.00    171,717.20  Purchase  SIVA             230,000.00   7/1/2009       13
8500012245   9/1/2006    567,000.00    566,310.59  Purchase  NINA             810,000.00   7/1/2009     14.5
8500012007   9/1/2006    182,400.00    182,085.03  Purchase  NINA             228,000.00   7/1/2009    12.75
8500012384   9/1/2006    704,000.00    704,000.00  Purchase  No Ratio         880,000.00   7/1/2008   10.875
8500011680   9/1/2006    288,000.00    288,000.00  Purchase  NINA             360,000.00   5/1/2008    10.25
8500011014   9/1/2006    720,000.00    720,000.00  Purchase  SIVA             900,000.00   5/1/2008   13.625
8500010319   9/1/2006    308,000.00    308,000.00  Purchase  No Ratio         401,000.00   4/1/2008   11.875
8500010315   9/1/2006    920,000.00    920,000.00  Purchase  No Ratio       1,150,000.00   4/1/2008     12.5
8500012498   9/1/2006    305,000.00    305,000.00  C/O Refi  No Ratio         510,000.00   7/1/2016    12.25
8500012219   9/1/2006    616,000.00    616,000.00  Purchase  NINA             880,000.00   7/1/2016   12.875
8500012212   9/1/2006    530,000.00    530,000.00  Purchase  SIVA           1,035,000.00   7/1/2016    12.75
8500012211   9/1/2006    808,000.00    808,000.00  Purchase  SIVA           1,010,000.00   7/1/2016   13.625
8500011685   9/1/2006  1,365,000.00  1,365,000.00  R/T Refi  SIVA           1,820,000.00   6/1/2016       13
8500011672   9/1/2006  1,190,000.00  1,190,000.00  Purchase  Full           1,825,000.00   7/1/2016       12
8500011449   9/1/2006    600,000.00    600,000.00  C/O Refi  No Ratio         750,000.00   6/1/2016   13.375
8500011444   9/1/2006  1,278,150.00  1,278,150.00  Purchase  SIVA           1,966,413.00   6/1/2016   12.625
8500011401   9/1/2006    508,000.00    508,000.00  C/O Refi  No Ratio         635,000.00   5/1/2016       13
8500011351   9/1/2006    562,500.00    562,500.00  C/O Refi  No Ratio         750,000.00   6/1/2016    12.75
8500011346   9/1/2006    480,000.00    480,000.00  Purchase  No Ratio         618,000.00   6/1/2016       13
8500011345   9/1/2006    650,000.00    650,000.00  R/T Refi  SIVA             830,000.00   6/1/2016    12.75
8500011337   9/1/2006    800,000.00    800,000.00  Purchase  Full           1,000,000.00   6/1/2016     13.5
8500010994   9/1/2006    468,000.00    468,000.00  Purchase  No Ratio         585,000.00   5/1/2016   13.125
8500010981   9/1/2006    650,000.00    650,000.00  Purchase  SIVA             840,000.00   5/1/2016    12.75
8500010979   9/1/2006    517,000.00    517,000.00  R/T Refi  SIVA             647,000.00   5/1/2016     12.5
8500010545   9/1/2006    434,000.00    434,000.00  C/O Refi  SIVA             620,000.00   5/1/2016    12.75
8500010541   9/1/2006    585,000.00    585,000.00  R/T Refi  SIVA             900,000.00   5/1/2016   12.375
8500010531   9/1/2006    648,000.00    648,000.00  Purchase  SIVA             810,000.00   4/1/2016   12.875
8500010527   9/1/2006    499,900.00    499,900.00  Purchase  SIVA             625,000.00   5/1/2016    12.75
8500010296   9/1/2006    850,000.00    850,000.00  C/O Refi  SIVA           1,400,000.00   4/1/2016   12.375
8500010286   9/1/2006    628,000.00    628,000.00  Purchase  Full             785,000.00   4/1/2016   12.125
1315003500  10/1/2006    248,996.00    248,996.00  Purchase  SIVA             315,000.00   9/1/2011       12
1312004497   9/1/2006    445,600.00    445,600.00  R/T Refi  SIVA             577,000.00   8/1/2011     11.5
1312004335   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             735,000.00   6/1/2011   11.375
1112000698   9/1/2006    253,600.00    253,600.00  Purchase  SIVA             320,000.00   7/1/2011    11.25
1106000787   9/1/2006    616,000.00    616,000.00  R/T Refi  Full             890,000.00   7/1/2011   11.375
1707101028   9/1/2006    129,000.00    128,901.84  C/O Refi  SISA             215,000.00   8/1/2008   13.375
1120100262   9/1/2006    204,250.00    204,031.78  C/O Refi  Full             215,000.00   7/1/2008   15.125
1105114865   9/1/2006    264,350.00    264,044.71  C/O Refi  SISA             311,000.00   7/1/2008    14.75
1105114449   9/1/2006    427,500.00    427,055.04  Purchase  SISA             475,000.00   7/1/2008    15.25
1105113964   9/1/2006     88,000.00     87,826.14  C/O Refi  Full              98,000.00   6/1/2008   14.125
8600013479   9/1/2006    205,000.00    204,563.13  C/O Refi  No Ratio         260,000.00   6/1/2011    12.75
8600013315   9/1/2006     50,000.00     49,873.26  Purchase  NINA              80,000.00   6/1/2011   11.875
1707101356  10/1/2006    127,000.00    127,000.00  C/O Refi  NINA             225,000.00   9/1/2011   11.625
1707100819   9/1/2006    142,000.00    141,716.57  C/O Refi  NINA             290,000.00   7/1/2011       11
1701123079   9/1/2006    460,000.00    459,563.53  Purchase  SIVA             580,000.00   8/1/2011    11.25
1701122044   9/1/2006    650,000.00    648,469.60  C/O Refi  SIVA             815,000.00   6/1/2011    12.25
1312004541   9/1/2006    190,800.00    190,627.51  Purchase  No Ratio         320,000.00   8/1/2011     11.5
1311005073  10/1/2006    440,000.00    440,000.00  R/T Refi  SIVA             550,000.00   9/1/2011   11.875
1120100245   9/1/2006    120,000.00    119,731.15  C/O Refi  No Ratio         150,000.00   6/1/2011     12.5
1112000695   9/1/2006    499,200.00    498,770.20  Purchase  No Ratio         625,000.00   8/1/2011    11.75
1112000681   9/1/2006    232,800.00    232,388.08  Purchase  SIVA             300,000.00   7/1/2011   11.625
1105115140   9/1/2006    144,800.00    144,678.35  C/O Refi  No Ratio         181,000.00   8/1/2011   11.875
1105114603   9/1/2006    220,000.00    219,638.28  C/O Refi  NINA             320,000.00   7/1/2011       12
1105114590   9/1/2006    472,000.00    471,380.40  Purchase  No Ratio         641,000.00   7/1/2011   13.125
1105114436   9/1/2006    132,000.00    131,813.07  Purchase  SISA             165,000.00   7/1/2011    12.75
1105114249   9/1/2006    340,000.00    339,393.46  Purchase  NINA             452,000.00   6/1/2011   13.625
1706102166   9/1/2006    598,500.00    598,500.00  C/O Refi  SISA             665,000.00   7/1/2008   15.625
1701122046   9/1/2006    396,000.00    396,000.00  C/O Refi  SISA             510,000.00   6/1/2008    13.75
1301002173  10/1/2006    190,000.00    190,000.00  C/O Refi  SISA             370,000.00   9/1/2008   16.375
1105114702   9/1/2006    179,645.00    179,645.00  Purchase  SISA             360,000.00   7/1/2008   15.625
8600013841   9/1/2006    475,000.00    475,000.00  C/O Refi  SISA             685,000.00   8/1/2013    10.99
8500011060   9/1/2006    107,721.00    107,721.00  Purchase  SIVA             158,000.00   5/1/2013   11.625
8600013673   9/1/2006    593,200.00    593,200.00  Purchase  SIVA             765,000.00   1/1/2007       12
8500010714   9/1/2006    219,591.00    219,591.00  Purchase  NINA             262,000.00  10/1/2006   11.625
1705000784   9/1/2006    656,000.00    656,000.00  Purchase  SIVA             860,000.00   1/1/2007   12.375
1101003339   9/1/2006    876,350.00    876,350.00  Purchase  SIVA           1,100,000.00  12/1/2006   12.625
8600014531  10/1/2006    560,000.00    560,000.00  Purchase  SIVA             745,000.00   9/1/2011   12.875
8600014316   9/1/2006    272,000.00    272,000.00  Purchase  SIVA             340,000.00   8/1/2011   12.125
8600014314   9/1/2006    195,600.00    195,600.00  Purchase  Full             245,000.00   8/1/2011    12.25
8600014170   9/1/2006    302,250.00    302,250.00  C/O Refi  NINA             465,000.00   8/1/2011   11.875
8600014139   9/1/2006    202,350.00    202,350.00  Purchase  No Ratio         256,000.00   8/1/2011       12
8600014131   9/1/2006    253,200.00    253,200.00  Purchase  No Ratio         317,000.00   8/1/2011    12.75
8600014028  10/1/2006    780,000.00    780,000.00  Purchase  SIVA           1,020,000.00   9/1/2011   11.875
8600013980   9/1/2006    600,000.00    600,000.00  Purchase  SIVA             750,000.00   8/1/2011   12.625
8600013862   9/1/2006    537,950.00    537,950.00  Purchase  SIVA             673,000.00   8/1/2011   13.125
8600013846   9/1/2006    324,800.00    324,800.00  Purchase  SIVA             406,000.00   8/1/2011     12.5
8600013825   9/1/2006    424,129.00    424,129.00  Purchase  SIVA             536,000.00   8/1/2011   11.875
8600013798   9/1/2006    240,000.00    240,000.00  Purchase  No Ratio         300,000.00   8/1/2011   13.375
8600013775   9/1/2006    511,200.00    511,200.00  Purchase  No Ratio         651,000.00   8/1/2011   12.875
8600013766   9/1/2006    240,500.00    240,500.00  C/O Refi  NINA             460,000.00   7/1/2011     11.5
8600013759   9/1/2006    450,000.00    450,000.00  C/O Refi  NINA             900,000.00   8/1/2011    11.75
8600013753   9/1/2006    455,000.00    455,000.00  C/O Refi  No Ratio         700,000.00   7/1/2011   12.375
8600013749   9/1/2006    495,200.00    495,200.00  Purchase  SIVA             619,000.00   7/1/2011     12.5
8600013745   9/1/2006    740,000.00    740,000.00  Purchase  SIVA             970,000.00   8/1/2011   11.875
8600013735   9/1/2006    564,000.00    564,000.00  Purchase  No Ratio         705,000.00   7/1/2011   11.375
8600013733  10/1/2006    447,920.00    447,920.00  Purchase  SIVA             560,000.00   9/1/2011    11.75
8600013729   9/1/2006    256,800.00    256,800.00  C/O Refi  NINA             321,000.00   7/1/2011   12.875
8600013724   9/1/2006    532,000.00    532,000.00  Purchase  No Ratio         666,000.00   7/1/2011   12.875
8600013698   9/1/2006    428,000.00    428,000.00  Purchase  SIVA             535,000.00   7/1/2011    11.25
8600013665   9/1/2006    484,000.00    484,000.00  Purchase  SIVA             620,000.00   7/1/2011   11.625
8600013643   9/1/2006    217,000.00    217,000.00  C/O Refi  SISA             310,000.00   7/1/2011   11.875
8600013637   9/1/2006    457,444.00    457,444.00  Purchase  No Ratio         572,000.00   7/1/2011   12.625
8600013570   9/1/2006    492,000.00    492,000.00  Purchase  SISA             615,000.00   7/1/2011   12.375
8600013561   9/1/2006    550,000.00    550,000.00  Purchase  SIVA             687,500.00   7/1/2011   12.875
8600013555   9/1/2006    364,000.00    364,000.00  Purchase  No Ratio         455,000.00   6/1/2011   11.875
8600013552   9/1/2006    480,000.00    480,000.00  Purchase  No Ratio         600,000.00   7/1/2011     12.5
8600013542   9/1/2006    283,200.00    283,200.00  Purchase  SIVA             354,000.00   4/1/2011   11.875
8600013530   9/1/2006    440,000.00    440,000.00  Purchase  SIVA             562,000.00   7/1/2011    12.25
8600013516   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             625,000.00   7/1/2011   11.625
8600013500   9/1/2006    496,000.00    496,000.00  Purchase  No Ratio         620,000.00   6/1/2011   12.875
8600013484   9/1/2006    292,000.00    292,000.00  C/O Refi  No Ratio         365,000.00   6/1/2011   12.375
8600013447   9/1/2006    446,400.00    446,400.00  Purchase  SIVA             560,000.00   6/1/2011   12.125
8600013444   9/1/2006    528,000.00    528,000.00  Purchase  No Ratio         660,000.00   6/1/2011   12.625
8600013426   9/1/2006    650,000.00    650,000.00  Purchase  No Ratio         875,000.00   6/1/2011   12.625
8600013424   9/1/2006    650,000.00    650,000.00  C/O Refi  SISA             840,000.00   7/1/2011   11.875
8600013423   9/1/2006    259,000.00    259,000.00  C/O Refi  NINA             385,000.00   6/1/2011   12.375
8600013394   9/1/2006    469,634.00    469,634.00  Purchase  SIVA             600,000.00   7/1/2011   11.625
8600013377   9/1/2006    281,400.00    281,400.00  C/O Refi  SIVA             402,000.00   6/1/2011   12.375
8600013350   9/1/2006    395,100.00    395,100.00  Purchase  No Ratio         439,000.00   5/1/2011     12.5
8600013293   9/1/2006    228,800.00    228,800.00  Purchase  No Ratio         286,000.00   6/1/2011    12.75
8600013290   9/1/2006    759,600.00    759,600.00  Purchase  SIVA             949,500.00   6/1/2011   11.625
8600013258   9/1/2006    424,000.00    424,000.00  C/O Refi  SIVA             530,000.00   5/1/2011   12.625
8600013244   9/1/2006    524,000.00    524,000.00  Purchase  SISA             655,000.00   5/1/2011     12.5
8600013178   9/1/2006    440,000.00    440,000.00  Purchase  SISA             550,000.00   5/1/2011       12
8500011164   9/1/2006    214,400.00    214,400.00  Purchase  No Ratio         268,000.00   5/1/2011   11.375
8500011160   9/1/2006    187,992.00    187,992.00  Purchase  No Ratio         242,000.00   5/1/2011     12.5
8500011159   9/1/2006    171,992.00    171,992.00  Purchase  No Ratio         216,000.00   5/1/2011     12.5
8500011143   9/1/2006    739,379.00    739,379.00  Purchase  SIVA             924,500.00   5/1/2011   12.625
8500011141   9/1/2006    169,176.00    169,176.00  Purchase  No Ratio         212,000.00   5/1/2011     12.5
8500011102   9/1/2006    209,700.00    209,700.00  Purchase  No Ratio         263,000.00   5/1/2011   13.125
8500011081   9/1/2006    187,487.00    187,487.00  Purchase  No Ratio         235,000.00   5/1/2011    11.75
8500011040   9/1/2006    446,292.00    446,292.00  Purchase  Full             565,000.00   5/1/2011       13
8500011038   9/1/2006     89,275.00     89,275.00  Purchase  No Ratio         121,000.00   5/1/2011    11.75
8500010793   9/1/2006    159,340.00    159,340.00  Purchase  No Ratio         204,000.00   4/1/2011    12.25
8500010774   9/1/2006    194,025.00    194,025.00  Purchase  SIVA             285,500.00   4/1/2011   12.875
8500010764   9/1/2006    220,621.00    220,621.00  Purchase  SIVA             313,000.00   4/1/2011   12.875
8500010761   9/1/2006    173,064.00    173,064.00  Purchase  No Ratio         216,500.00   4/1/2011   12.875
8500010753   9/1/2006    426,916.00    426,916.00  Purchase  Full             534,000.00   4/1/2011   11.375
8500010732   9/1/2006    310,455.00    310,455.00  Purchase  No Ratio         345,000.00   4/1/2011     11.5
8500010703   9/1/2006    366,568.00    366,568.00  Purchase  No Ratio         458,500.00   4/1/2011    12.25
8500010701   9/1/2006    187,992.00    187,992.00  Purchase  No Ratio         245,000.00   4/1/2011       12
8500010700   9/1/2006    161,242.00    161,242.00  Purchase  No Ratio         220,000.00   4/1/2011   12.625
8500010696   9/1/2006    154,815.00    154,815.00  Purchase  No Ratio         214,500.00   4/1/2011     12.5
8500010675   9/1/2006    597,824.00    597,824.00  Purchase  SIVA             747,300.00   4/1/2011    11.75
1901026190   9/1/2006    440,000.00    440,000.00  C/O Refi  SIVA             590,000.00   8/1/2011   11.125
1901025743   9/1/2006    275,000.00    275,000.00  C/O Refi  NINA             365,000.00   6/1/2011       11
1901025693   9/1/2006    274,000.00    274,000.00  C/O Refi  NINA             362,000.00   6/1/2011       11
1707101402  10/1/2006    226,400.00    226,400.00  Purchase  SIVA             283,000.00   9/1/2011   11.875
1707101346   9/1/2006    245,600.00    245,600.00  Purchase  Full             330,000.00   8/1/2011   12.625
1707101344   9/1/2006    508,000.00    508,000.00  Purchase  SIVA             635,000.00   8/1/2011     11.5
1707101301   9/1/2006    526,800.00    526,800.00  Purchase  SIVA             658,500.00   8/1/2011    11.75
1707101086   9/1/2006    635,000.00    635,000.00  C/O Refi  SISA             850,000.00   7/1/2011    11.99
1707101036   9/1/2006    520,000.00    520,000.00  Purchase  No Ratio         650,000.00   7/1/2011    11.75
1707100994   9/1/2006    238,000.00    238,000.00  Purchase  SIVA             300,000.00   8/1/2011     12.5
1707100987   9/1/2006    479,950.00    479,950.00  Purchase  SIVA             600,000.00   8/1/2011    11.75
1707100969   9/1/2006    645,050.00    645,050.00  Purchase  SIVA             807,000.00   7/1/2011    12.99
1707100943   9/1/2006    440,000.00    440,000.00  Purchase  No Ratio         550,000.00   8/1/2011   12.375
1707100938   9/1/2006    420,000.00    420,000.00  Purchase  No Ratio         565,000.00   7/1/2011   10.875
1707100932   9/1/2006    650,000.00    650,000.00  Purchase  SIVA             814,000.00   7/1/2011   12.625
1707100928   9/1/2006    461,600.00    461,600.00  Purchase  SIVA             578,000.00   8/1/2011    11.99
1707100895   9/1/2006    644,000.00    644,000.00  C/O Refi  SIVA             805,000.00   8/1/2011    12.25
1707100765   9/1/2006    400,000.00    400,000.00  R/T Refi  SIVA             500,000.00   7/1/2011   11.625
1707100757   9/1/2006    546,850.00    546,850.00  Purchase  SIVA             683,600.00   7/1/2011   12.125
1707100741   9/1/2006    560,000.00    560,000.00  Purchase  No Ratio         700,000.00   7/1/2011   12.375
1707100727   9/1/2006    660,000.00    660,000.00  Purchase  SIVA             850,000.00   7/1/2011     12.5
1707100680   9/1/2006    800,000.00    800,000.00  Purchase  No Ratio       1,000,000.00   6/1/2011    11.75
1707100671   9/1/2006    376,000.00    376,000.00  Purchase  SIVA             470,000.00   7/1/2011    12.25
1707100669   9/1/2006    437,600.00    437,600.00  Purchase  SIVA             547,000.00   6/1/2011    11.75
1707100667   9/1/2006    548,000.00    548,000.00  Purchase  No Ratio         685,000.00   6/1/2011     11.5
1707100664   9/1/2006    435,000.00    435,000.00  R/T Refi  No Ratio         580,000.00   7/1/2011       12
1707100659   9/1/2006    237,000.00    237,000.00  C/O Refi  NINA             460,000.00   6/1/2011   11.625
1707100633   9/1/2006    468,000.00    468,000.00  Purchase  SIVA             585,000.00   6/1/2011   12.375
1707100604   9/1/2006    424,000.00    424,000.00  Purchase  SIVA             530,000.00   6/1/2011     11.5
1707100573   9/1/2006    244,000.00    244,000.00  Purchase  No Ratio         305,000.00   7/1/2011    11.75
1707100484   9/1/2006    221,500.00    221,500.00  Purchase  SIVA             277,500.00   6/1/2011   12.625
1707100456   9/1/2006    544,000.00    544,000.00  R/T Refi  SIVA             680,000.00   6/1/2011    11.99
1707100359   9/1/2006    552,000.00    552,000.00  Purchase  SIVA             690,000.00   5/1/2011    11.99
1706102263   9/1/2006     95,000.00     95,000.00  C/O Refi  NINA             300,000.00   8/1/2011   11.625
1706102258   9/1/2006    492,000.00    492,000.00  C/O Refi  SIVA             620,000.00   8/1/2011   12.125
1706102244   9/1/2006    472,000.00    472,000.00  C/O Refi  SIVA             590,000.00   8/1/2011   12.625
1706102218   9/1/2006    424,000.00    424,000.00  Purchase  SIVA             530,000.00   7/1/2011    13.25
1706102210   9/1/2006    492,000.00    492,000.00  Purchase  SIVA             619,000.00   7/1/2011   11.875
1706102186   9/1/2006    480,000.00    480,000.00  Purchase  No Ratio         600,000.00   7/1/2011    12.25
1706102183   9/1/2006    135,000.00    135,000.00  C/O Refi  NINA             520,000.00   7/1/2011    11.99
1706102173   9/1/2006    650,000.00    650,000.00  Purchase  SIVA             821,500.00   7/1/2011   11.875
1706102152   9/1/2006    566,400.00    566,400.00  Purchase  No Ratio         708,000.00   7/1/2011   11.875
1706102144   9/1/2006    399,900.00    399,900.00  Purchase  SIVA             505,000.00   7/1/2011   12.625
1706102135   9/1/2006    520,000.00    520,000.00  Purchase  No Ratio         650,000.00   7/1/2011     12.5
1706102112   9/1/2006    312,000.00    312,000.00  Purchase  SIVA             390,000.00   7/1/2011   12.125
1706102109   9/1/2006    560,000.00    560,000.00  Purchase  No Ratio         700,000.00   7/1/2011     12.5
1706102103   9/1/2006    484,000.00    484,000.00  Purchase  SIVA             615,000.00   7/1/2011    12.25
1706102099   9/1/2006    487,200.00    487,200.00  Purchase  SIVA             609,000.00   7/1/2011    11.75
1706102091   9/1/2006    292,000.00    292,000.00  Purchase  SIVA             365,000.00   7/1/2011    11.99
1706102081   9/1/2006    616,000.00    616,000.00  Purchase  SIVA             770,000.00   7/1/2011    13.25
1706102062   9/1/2006    273,600.00    273,600.00  Purchase  SIVA             348,000.00   6/1/2011   12.625
1706102023   9/1/2006    480,000.00    480,000.00  Purchase  SIVA             600,000.00   6/1/2011    13.25
1706102013   9/1/2006    599,900.00    599,900.00  Purchase  SIVA             749,900.00   6/1/2011   12.625
1706101987   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             625,000.00   6/1/2011   12.625
1706101982   9/1/2006    440,000.00    440,000.00  Purchase  SIVA             550,000.00   6/1/2011    12.25
1706101971   9/1/2006    592,000.00    592,000.00  Purchase  SIVA             740,000.00   7/1/2011   11.625
1706101964   9/1/2006    392,000.00    392,000.00  Purchase  SIVA             490,000.00   6/1/2011   12.375
1706101956   9/1/2006    543,900.00    543,900.00  Purchase  SIVA             680,000.00   6/1/2011   10.875
1706101929   9/1/2006    538,400.00    538,400.00  Purchase  SIVA             673,000.00   6/1/2011   12.625
1706101897   9/1/2006    484,000.00    484,000.00  Purchase  SIVA             605,000.00   6/1/2011   12.125
1706101872   9/1/2006    500,000.00    500,000.00  Purchase  SIVA             670,000.00   6/1/2011   10.875
1706101786   9/1/2006    581,250.00    581,250.00  C/O Refi  SIVA             775,000.00   6/1/2011   12.375
1705000788   9/1/2006     70,400.00     70,400.00  Purchase  NINA              88,000.00   6/1/2011   13.125
1703103561   9/1/2006    860,000.00    860,000.00  C/O Refi  SIVA           1,075,000.00   6/1/2011   12.125
1701124203  10/1/2006    358,400.00    358,400.00  Purchase  No Ratio         448,000.00   9/1/2011   11.375
1701123487   9/1/2006    430,750.00    430,750.00  Purchase  Full             539,000.00   8/1/2011   11.625
1701123452   9/1/2006    316,000.00    316,000.00  Purchase  SIVA             395,000.00   8/1/2011   12.625
1701123450   9/1/2006    524,000.00    524,000.00  Purchase  SIVA             655,000.00   8/1/2011     11.5
1701123393  10/1/2006    372,000.00    372,000.00  Purchase  SIVA             465,000.00   9/1/2011    12.25
1701123389   9/1/2006    424,000.00    424,000.00  Purchase  SIVA             530,000.00   8/1/2011     11.5
1701123304   9/1/2006    344,000.00    344,000.00  Purchase  SIVA             475,000.00   8/1/2011    12.75
1701123217   9/1/2006    544,000.00    544,000.00  Purchase  SIVA             680,000.00   8/1/2011     12.5
1701123165   9/1/2006    320,000.00    320,000.00  Purchase  SIVA             424,772.00   8/1/2011   13.375
1701123103   9/1/2006    424,000.00    424,000.00  Purchase  SIVA             530,000.00   8/1/2011       12
1701122990   9/1/2006    236,000.00    236,000.00  Purchase  SIVA             295,500.00   8/1/2011     12.5
1701122971   9/1/2006    317,600.00    317,600.00  Purchase  No Ratio         397,000.00   8/1/2011   13.125
1701122846   9/1/2006    160,000.00    160,000.00  R/T Refi  NINA             381,000.00   7/1/2011       12
1701122823   9/1/2006    292,000.00    292,000.00  Purchase  Full             365,000.00   7/1/2011   12.875
1701122821   9/1/2006    296,000.00    296,000.00  C/O Refi  SIVA             370,000.00   7/1/2011   11.375
1701122776   9/1/2006    412,750.00    412,750.00  C/O Refi  NINA             635,000.00   7/1/2011   11.875
1701122741   9/1/2006    404,000.00    404,000.00  C/O Refi  SIVA             505,000.00   7/1/2011   11.375
1701122673   9/1/2006    636,000.00    636,000.00  Purchase  SIVA             795,000.00   7/1/2011     12.5
1701122642   9/1/2006    469,850.00    469,850.00  Purchase  SIVA             587,363.00   7/1/2011   11.625
1701122617   9/1/2006    205,000.00    205,000.00  C/O Refi  No Ratio       1,850,000.00   8/1/2011    11.75
1701122564   9/1/2006    201,600.00    201,600.00  Purchase  SIVA             252,000.00   8/1/2011   12.875
1701122560   9/1/2006  1,336,000.00  1,336,000.00  Purchase  SIVA           1,670,000.00   7/1/2011    12.25
1701122548   9/1/2006    540,000.00    540,000.00  C/O Refi  SIVA             675,000.00   7/1/2011     12.5
1701122546   9/1/2006    217,600.00    217,600.00  Purchase  SIVA             273,000.00   7/1/2011     12.5
1701122544   9/1/2006    199,100.00    199,100.00  Purchase  SIVA             248,900.00   7/1/2011    11.99
1701122532   9/1/2006    290,500.00    290,500.00  Purchase  SISA             415,000.00   7/1/2011   12.625
1701122517   9/1/2006    198,100.00    198,100.00  Purchase  SIVA             283,000.00   7/1/2011   11.625
1701122503   9/1/2006    453,600.00    453,600.00  Purchase  No Ratio         585,000.00   7/1/2011   12.125
1701122470   9/1/2006     89,600.00     89,600.00  C/O Refi  No Ratio         112,000.00   8/1/2011   12.375
1701122458   9/1/2006    195,200.00    195,200.00  C/O Refi  SIVA             247,000.00   7/1/2011    10.99
1701122456   9/1/2006    131,600.00    131,600.00  C/O Refi  NINA             195,000.00   7/1/2011     12.5
1701122401   9/1/2006    324,000.00    324,000.00  Purchase  SIVA             408,000.00   7/1/2011    12.75
1701122392   9/1/2006    228,000.00    228,000.00  Purchase  Full             285,000.00   7/1/2011   11.625
1701122355   9/1/2006    328,000.00    328,000.00  Purchase  No Ratio         410,000.00   6/1/2011     12.5
1701122353   9/1/2006    460,000.00    460,000.00  Purchase  SIVA             580,000.00   6/1/2011   12.125
1701122295   9/1/2006    427,150.00    427,150.00  Purchase  SIVA             542,000.00   6/1/2011   11.625
1701122292   9/1/2006    194,250.00    194,250.00  Purchase  No Ratio         285,000.00   7/1/2011   12.625
1701122285   9/1/2006    338,400.00    338,400.00  Purchase  No Ratio         423,000.00   7/1/2011    11.25
1701122283   9/1/2006    467,200.00    467,200.00  Purchase  SIVA             600,000.00   6/1/2011   10.875
1701122266   9/1/2006    416,000.00    416,000.00  C/O Refi  No Ratio         520,000.00   6/1/2011     12.5
1701122253   9/1/2006    357,500.00    357,500.00  C/O Refi  NINA             555,000.00   7/1/2011   10.875
1701122208   9/1/2006    464,000.00    464,000.00  Purchase  SIVA             580,000.00   6/1/2011   12.375
1701122189   9/1/2006    440,000.00    440,000.00  C/O Refi  SIVA             550,000.00   7/1/2011    12.25
1701121970   9/1/2006    399,200.00    399,200.00  Purchase  SIVA             499,000.00   6/1/2011    12.25
1701121892   9/1/2006    937,500.00    937,500.00  C/O Refi  No Ratio       1,250,000.00   6/1/2011   11.875
1701121888   9/1/2006    524,000.00    524,000.00  Purchase  Limited          655,000.00   6/1/2011   11.625
1701121871   9/1/2006    372,000.00    372,000.00  Purchase  No Ratio         465,000.00   6/1/2011     12.5
1701121851   9/1/2006    675,000.00    675,000.00  C/O Refi  SIVA             900,000.00   6/1/2011    12.75
1701121756   9/1/2006    655,000.00    655,000.00  C/O Refi  SISA             925,000.00   6/1/2011   11.875
1330000146  10/1/2006    375,000.00    375,000.00  C/O Refi  No Ratio         536,000.00   9/1/2011    11.25
1326001123   9/1/2006    150,300.00    150,300.00  Purchase  No Ratio         188,000.00   7/1/2011   12.625
1326001110   9/1/2006    117,600.00    117,600.00  Purchase  SIVA             157,000.00   8/1/2011    12.75
1326001022   9/1/2006    122,400.00    122,400.00  Purchase  No Ratio         155,000.00   6/1/2011   12.625
1323001621   9/1/2006    319,900.00    319,900.00  Purchase  No Ratio         400,000.00   7/1/2011   11.875
1323001612   9/1/2006    103,173.00    103,173.00  Purchase  No Ratio         129,000.00   7/1/2011   12.125
1323001607   9/1/2006    145,960.00    145,960.00  Purchase  No Ratio         186,000.00   7/1/2011   11.875
1322000383   9/1/2006    158,100.00    158,100.00  Purchase  No Ratio         200,000.00   8/1/2011   11.875
1322000362   9/1/2006    128,700.00    128,700.00  Purchase  No Ratio         160,900.00   6/1/2011   11.875
1322000353   9/1/2006    217,600.00    217,600.00  Purchase  No Ratio         275,000.00   7/1/2011   11.625
1312004543   9/1/2006    618,750.00    618,750.00  Purchase  Full             822,000.00   8/1/2011    11.75
1312004475   9/1/2006    150,000.00    150,000.00  Purchase  No Ratio         190,000.00   7/1/2011   11.625
1312004450   9/1/2006    319,000.00    319,000.00  R/T Refi  No Ratio         525,000.00   7/1/2011   11.875
1311005053   9/1/2006    104,000.00    104,000.00  C/O Refi  NINA             170,000.00   8/1/2011   11.375
1311004897   9/1/2006    198,400.00    198,400.00  C/O Refi  No Ratio         248,000.00   7/1/2011    11.75
1311004887   9/1/2006    464,400.00    464,400.00  Purchase  No Ratio         583,000.00   6/1/2011     11.5
1310012777   9/1/2006    212,559.00    212,559.00  Purchase  No Ratio         266,000.00   8/1/2011     11.5
1310012657   9/1/2006    165,036.00    165,036.00  Purchase  No Ratio         210,000.00   7/1/2011       12
1310012637   9/1/2006    104,675.00    104,675.00  Purchase  No Ratio         137,000.00   7/1/2011   11.875
1310012623   9/1/2006     96,030.00     96,030.00  Purchase  No Ratio         129,000.00   7/1/2011   12.375
1310012539   9/1/2006    196,000.00    196,000.00  Purchase  No Ratio         245,000.00   6/1/2011   11.625
1310012479   9/1/2006    102,205.00    102,205.00  Purchase  No Ratio         135,000.00   6/1/2011   12.625
1310012375   9/1/2006    135,192.00    135,192.00  Purchase  No Ratio         169,000.00   6/1/2011       12
1309008785   9/1/2006    639,200.00    639,200.00  Purchase  SIVA             799,000.00   7/1/2011    11.75
1120100260   9/1/2006     75,000.00     75,000.00  Purchase  SISA             100,000.00   7/1/2011       12
1120100232   9/1/2006    135,200.00    135,200.00  C/O Refi  SIVA             169,000.00   6/1/2011     12.5
1115103469   9/1/2006    399,606.00    399,606.00  Purchase  No Ratio         535,000.00   8/1/2011     12.5
1115103389  10/1/2006    622,500.00    622,500.00  Purchase  SIVA             830,000.00   9/1/2011   12.875
1115103300   9/1/2006     63,000.00     63,000.00  C/O Refi  SIVA              90,000.00   7/1/2011   12.625
1115103205   9/1/2006    425,000.00    425,000.00  Purchase  NINA             870,000.00   6/1/2011     12.5
1111002563   9/1/2006    760,000.00    760,000.00  C/O Refi  SIVA             950,000.00   8/1/2011    12.25
1111002533   9/1/2006    119,250.00    119,250.00  Purchase  SIVA             155,000.00   8/1/2011     12.5
1111002478   9/1/2006    714,000.00    714,000.00  Purchase  SIVA             900,000.00   8/1/2011       12
1111001848   9/1/2006    150,400.00    150,400.00  Purchase  SIVA             215,000.00   7/1/2011   11.875
1105115435  10/1/2006    232,000.00    232,000.00  Purchase  SIVA             290,000.00   9/1/2011   12.625
1105114983   9/1/2006    381,200.00    381,200.00  C/O Refi  No Ratio         476,500.00   8/1/2011   12.125
1105114928   9/1/2006    164,720.00    164,720.00  Purchase  Full             210,000.00   8/1/2011     12.5
1105114657  10/1/2006    205,600.00    205,600.00  Purchase  SISA             260,000.00   9/1/2011    12.75
1105114652   9/1/2006    107,900.00    107,900.00  C/O Refi  NINA             169,000.00   8/1/2011   13.375
1105114640   9/1/2006    208,000.00    208,000.00  Purchase  No Ratio         267,000.00   7/1/2011   12.875
1105114617   9/1/2006    372,000.00    372,000.00  C/O Refi  No Ratio         465,000.00   7/1/2011   12.125
1105114440   9/1/2006    160,000.00    160,000.00  Purchase  SIVA             210,000.00   6/1/2011    12.25
1105114431   9/1/2006    540,000.00    540,000.00  Purchase  SIVA             745,000.00   6/1/2011       12
8600012946   9/1/2006    520,000.00    520,000.00  Purchase  No Ratio         650,000.00   5/1/2009     11.5
8500011165   9/1/2006    199,192.00    199,192.00  Purchase  No Ratio         250,000.00   5/1/2009   11.375
1706102257   9/1/2006    535,200.00    535,200.00  Purchase  SIVA             669,000.00   8/1/2009   11.125
1706101967   9/1/2006    464,000.00    464,000.00  Purchase  SIVA             580,000.00   6/1/2009    10.75
1701122827   9/1/2006    384,000.00    384,000.00  Purchase  No Ratio         480,000.00   8/1/2009    10.99
1701122054   9/1/2006    420,000.00    420,000.00  Purchase  SIVA             525,000.00   6/1/2009   11.375
1701121713   9/1/2006    368,000.00    368,000.00  Purchase  No Ratio         460,000.00   6/1/2009   10.875
1707100742   9/1/2006    452,000.00    452,000.00  Purchase  SISA             590,000.00   7/1/2008   11.875
1706101880   9/1/2006    496,000.00    496,000.00  Purchase  SIVA             620,000.00   6/1/2008    12.25
1707100628   9/1/2006    426,000.00    426,000.00  Purchase  No Ratio         480,000.00   6/1/2011   12.125
1701122146   9/1/2006    376,300.00    376,300.00  Purchase  NINA             423,000.00   6/1/2011     13.5
1323001641   9/1/2006    183,150.00    183,150.00  Purchase  NINA             226,500.00   8/1/2011     12.5
1312004403   9/1/2006    128,250.00    128,250.00  Purchase  No Ratio         140,000.00   6/1/2011       13
1115103157   9/1/2006    452,030.00    452,030.00  Purchase  NINA             531,800.00   6/1/2011   12.625
1112000693   9/1/2006    285,300.00    285,300.00  Purchase  SISA             324,000.00   7/1/2011   12.875
1105114566   9/1/2006     94,905.00     94,905.00  Purchase  NINA              99,900.00   6/1/2011   13.125
1701122983   9/1/2006    332,100.00    332,100.00  Purchase  No Ratio         376,000.00   7/1/2008    12.75
1703103670   9/1/2006    162,450.00    162,252.48  Purchase  SIVA             163,000.00   7/1/2011     13.5
1323001635   9/1/2006    203,500.00    203,348.97  Purchase  NINA             227,000.00   8/1/2011     12.5
1125100042   9/1/2006    146,700.00    146,608.82  Purchase  NINA             172,000.00   8/1/2011   13.375
1120100285   9/1/2006    309,923.00    309,740.02  Purchase  SIVA             327,000.00   8/1/2011   13.625
1115103368   9/1/2006    395,000.00    394,691.86  C/O Refi  NINA             475,000.00   8/1/2011    12.25
1115103353   9/1/2006    124,355.00    124,178.90  Purchase  NINA             131,000.00   7/1/2011    12.75
1115103251   9/1/2006    108,000.00    107,847.06  Purchase  NINA             135,000.00   7/1/2011    12.75
1125100128  10/1/2006    157,000.00    157,000.00  C/O Refi  SISA             177,000.00   9/1/2011     12.5
1707101072   9/1/2006    600,000.00    600,000.00  C/O Refi  SIVA             750,000.00   8/1/2011   12.875
1115103201   9/1/2006    290,250.00    290,250.00  Purchase  NINA             355,000.00   6/1/2011   12.375
1701122833   9/1/2006    420,000.00    420,000.00  C/O Refi  SISA             525,000.00   7/1/2011   10.875
1316001985   9/1/2006    275,405.00    275,405.00  Purchase  No Ratio         351,000.00   6/1/2011   12.875
1706102290   9/1/2006    688,000.00    688,000.00  C/O Refi  SISA             860,000.00   8/1/2011   13.375
1105114262   9/1/2006    288,000.00    288,000.00  R/T Refi  NINA             360,000.00   6/1/2011   12.875
1701122174   9/1/2006    220,000.00    220,000.00  C/O Refi  NINA             450,000.00   6/1/2011    11.75
1301002053   9/1/2006    598,000.00    598,000.00  Purchase  SIVA             860,000.00   6/1/2011    10.75
1105114761   9/1/2006    195,000.00    194,637.82  C/O Refi  NINA             300,000.00   7/1/2011   11.375
1707101276   9/1/2006    276,000.00    276,000.00  C/O Refi  No Ratio         500,000.00   8/1/2011     11.5
1316001952   9/1/2006    223,920.00    223,920.00  Purchase  No Ratio         336,000.00   7/1/2011    11.75
1105115931  11/1/2006    374,816.00    374,816.00  Purchase  Full             470,000.00  10/1/2011    12.25
1901026737  11/1/2006    720,000.00    720,000.00  R/T Refi  Full             965,000.00  10/1/2011   11.625
8600013780   9/1/2006    520,000.00    520,000.00  Purchase  Full             660,000.00   7/1/2011   11.625
1701123971  10/1/2006    519,200.00    519,200.00  Purchase  SIVA             650,000.00   9/1/2011   11.875
1701124498  10/1/2006    404,000.00    404,000.00  Purchase  SIVA             505,000.00   9/1/2011   11.625
8600014009   9/1/2006    572,000.00    572,000.00  Purchase  No Ratio         728,000.00   8/1/2011   12.875
8600014426  10/1/2006    417,000.00    417,000.00  Purchase  No Ratio         570,000.00   9/1/2011    11.75
1701124595  11/1/2006    200,000.00    200,000.00  Purchase  SISA             252,000.00  10/1/2011   11.875
8600014381  10/1/2006    320,650.00    320,650.00  Purchase  SISA             401,000.00   9/1/2011       12
1105113265   9/1/2006    104,550.00    104,281.86  C/O Refi  SISA             123,000.00   4/1/2009   15.375

  LOANID     FLOOR  CAPINT   MARGIN      INDEX        ODATE      SERVICER    ORIGINATOR
----------  ------  ------  --------  -----------  ----------  -----------  -----------

   1101762    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1144515    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1148701    2.25     2       2.25   12 MO LIBOR   3/23/2006  BofA         AHM
   1153575    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1160276    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1162153    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1170571    2.25     2       2.25   12 MO LIBOR   3/15/2006  BofA         AHM
   1173974    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1177202    2.25     2       2.25   12 MO LIBOR   4/5/2006   BofA         AHM
   1177312    2.25     2       2.25   12 MO LIBOR   4/4/2006   BofA         AHM
   1177678    2.25     2       2.25   12 MO LIBOR   3/15/2006  BofA         AHM
   1179992   2.625     2      2.625   12 MO LIBOR   3/31/2006  BofA         AHM
   1182485    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1184904    2.75     2       2.75   12 MO LIBOR   4/5/2006   BofA         AHM
   1185135    2.25     2       2.25   12 MO LIBOR   3/23/2006  BofA         AHM
   1186046    2.25     2       2.25   12 MO LIBOR   4/6/2006   BofA         AHM
   1190749    2.25     2       2.25   12 MO LIBOR   3/27/2006  BofA         AHM
   1194258    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1197196    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1199868    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1200141    2.25     2       2.25   12 MO LIBOR   4/4/2006   BofA         AHM
   1201196    2.25     2       2.25   12 MO LIBOR   3/27/2006  BofA         AHM
   1201820    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1203242    2.25     2       2.25   12 MO LIBOR   3/16/2006  BofA         AHM
   1204533    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1204976    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1205139    2.25     2       2.25   12 MO LIBOR   4/11/2006  BofA         AHM
   1207283    2.25     2       2.25   12 MO LIBOR   3/27/2006  BofA         AHM
   1207323    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1207838    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1208661    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1209234    2.25     2       2.25   12 MO LIBOR   4/5/2006   BofA         AHM
   1211519    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1211948    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1212426    2.25     2       2.25   12 MO LIBOR   4/5/2006   BofA         AHM
   1213391    2.25     2       2.25   12 MO LIBOR   3/27/2006  BofA         AHM
   1213415    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1213528    2.25     2       2.25   12 MO LIBOR   4/6/2006   BofA         AHM
   1213532    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1214180    3.63     2       3.63   12 MO LIBOR   4/7/2006   BofA         AHM
   1214597    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1214714    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1214879     2.5     2        2.5   12 MO LIBOR   3/31/2006  BofA         AHM
   1215308    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1215310    2.25     2       2.25   12 MO LIBOR   3/22/2006  BofA         AHM
   1215956    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1216175    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1217490    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1218078    2.25     2       2.25   12 MO LIBOR   3/29/2006  BofA         AHM
   1218915    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1219797    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1220053    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1220262    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1220923    2.25     2       2.25   12 MO LIBOR   3/24/2006  BofA         AHM
   1222879    2.25     2       2.25   12 MO LIBOR   4/10/2006  BofA         AHM
   1225384    2.25     2       2.25   12 MO LIBOR   3/24/2006  BofA         AHM
   1226341    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1227549    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1228030    2.25     2       2.25   12 MO LIBOR   4/12/2006  BofA         AHM
   1228933    2.25     2       2.25   12 MO LIBOR   4/6/2006   BofA         AHM
   1229481    2.25     2       2.25   12 MO LIBOR   4/6/2006   BofA         AHM
   1231529    3.35     2       3.35   12 MO LIBOR   3/31/2006  BofA         AHM
   1231810    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1232663   4.375     2       2.25   12 MO LIBOR   4/11/2006  BofA         AHM
   1233157    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1234728    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1239167    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1239299    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1239325    2.25     2       2.25   12 MO LIBOR   3/20/2006  BofA         AHM
   1241108    2.25     2       2.25   12 MO LIBOR   4/3/2006   BofA         AHM
   1241404    2.25     2       2.25   12 MO LIBOR   4/5/2006   BofA         AHM
   1242621    2.25     2       2.25   12 MO LIBOR   4/5/2006   BofA         AHM
   1242666    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         AHM
   1246894    2.25     2       2.25   12 MO LIBOR    4/3/2006  BofA         AHM
   1207281    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         AHM
   1224966    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         AHM
   1006988    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         AHM
   1111411     2.5     2        2.5   12 MO LIBOR   4/28/2006  BofA         AHM
   1159794    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         AHM
   1168681    3.38     2        2.8   12 MO LIBOR   5/3/2006   BofA         AHM
   1170106    2.25     2       2.25   12 MO LIBOR    5/1/2006  BofA         AHM
   1178371    2.25     2       2.25   12 MO LIBOR   5/11/2006  BofA         AHM
   1194127    2.25     2       2.25   12 MO LIBOR   5/2/2006   BofA         AHM
   1197515    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1211390    2.25     2       2.25   12 MO LIBOR   4/26/2006  BofA         AHM
   1212954    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         AHM
   1224643    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1232005    2.25     2       2.25   12 MO LIBOR   5/9/2006   BofA         AHM
   1232017   2.625     2      2.625   12 MO LIBOR   4/27/2006  BofA         AHM
   1233628    2.25     2       2.25   12 MO LIBOR   5/3/2006   BofA         AHM
   1234933    2.25     2       2.25   12 MO LIBOR   5/5/2006   BofA         AHM
   1235443    2.25     2       2.25   12 MO LIBOR   4/21/2006  BofA         AHM
   1238189    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1241533    2.25     2       2.25   12 MO LIBOR   5/2/2006   BofA         AHM
   1242081    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1243987    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1244149    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1244255    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1244256    2.25     2       2.25   12 MO LIBOR    5/1/2006  BofA         AHM
   1244456    2.25     2       2.25   12 MO LIBOR   4/27/2006  BofA         AHM
   1245199    2.25     2       2.25   12 MO LIBOR   5/3/2006   BofA         AHM
   1245503    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         AHM
   1246119    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1247983    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1248842    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1249516    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1251196     3.5     2        3.5   12 MO LIBOR   4/28/2006  BofA         AHM
   1251531    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         AHM
   1251901    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1252777    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1254285    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1254633    2.25     2       2.25   12 MO LIBOR   5/9/2006   BofA         AHM
   1254784    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1255396    2.25     2       2.25   12 MO LIBOR   5/3/2006   BofA         AHM
   1256223    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1257895    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1259042    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1259714    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1260412    2.25     2       2.25   12 MO LIBOR   5/2/2006   BofA         AHM
   1260680    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1261591    2.25     2       2.25   12 MO LIBOR   4/27/2006  BofA         AHM
   1262945    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1266156    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         AHM
   1266349    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         AHM
   1269259    2.75     2       2.75   12 MO LIBOR   5/3/2006   BofA         AHM
   1271218    2.25     2       2.25   12 MO LIBOR   5/9/2006   BofA         AHM
   1272130    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         AHM
   1273165    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         AHM
   1276512    2.25     2       2.25   12 MO LIBOR   5/5/2006   BofA         AHM
  51060483    2.25     2       2.25   12 MO LIBOR   4/13/2006  BofA         SCME
  91010081    2.25     2       2.25   12 MO LIBOR   5/3/2006   BofA         SCME
6011682009    2.25     2       2.25   12 MO LIBOR   5/10/2006  BofA         BofA
6040606284    2.25     2       2.25   12 MO LIBOR   6/13/2006  BofA         BofA
6157220648    2.25     2       2.25   12 MO LIBOR   5/17/2006  BofA         BofA
6157893931    2.25     2       2.25   12 MO LIBOR   5/31/2006  BofA         BofA
6195973091    2.25     2       2.25   12 MO LIBOR   5/9/2006   BofA         BofA
6217701017    2.25     2       2.25   12 MO LIBOR   6/2/2006   BofA         BofA
6230931823    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         BofA
6233972360    2.25     2       2.25   12 MO LIBOR   5/31/2006  BofA         BofA
6234146410    2.25     2       2.25   12 MO LIBOR   6/5/2006   BofA         BofA
6314592269    2.25     2       2.25   12 MO LIBOR   3/20/2006  BofA         BofA
6351748295    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         BofA
6384300163    2.25     2       2.25   12 MO LIBOR   6/9/2006   BofA         BofA
6492544264    2.25     2       2.25   12 MO LIBOR   6/16/2006  BofA         BofA
6566083173    2.25     2       2.25   12 MO LIBOR   6/2/2006   BofA         BofA
6575939373    2.25     2       2.25   12 MO LIBOR   6/5/2006   BofA         BofA
6597713558    2.25     2       2.25   12 MO LIBOR   5/31/2006  BofA         BofA
6628451103    2.25     2       2.25   12 MO LIBOR   6/1/2006   BofA         BofA
6739444401    2.25     2       2.25   12 MO LIBOR   6/7/2006   BofA         BofA
6779543229    2.25     2       2.25   12 MO LIBOR   6/5/2006   BofA         BofA
6795217188    2.25     2       2.25   12 MO LIBOR   6/14/2006  BofA         BofA
6846765888    2.25     2       2.25   12 MO LIBOR   6/15/2006  BofA         BofA
6077463666    2.25     2       2.25   12 MO LIBOR   5/12/2006  BofA         BofA
6097093253    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         BofA
6135369475    2.25     2       2.25   12 MO LIBOR   5/12/2006  BofA         BofA
6153902389    2.25     2       2.25   12 MO LIBOR   5/11/2006  BofA         BofA
6215289106    2.25     2       2.25   12 MO LIBOR   1/6/2006   BofA         BofA
6217096467    2.25     2       2.25   12 MO LIBOR   4/17/2006  BofA         BofA
6235287684    2.25     2       2.25   12 MO LIBOR   4/12/2006  BofA         BofA
6263373489    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         BofA
6351408536    2.25     2       2.25   12 MO LIBOR   4/14/2006  BofA         BofA
6413423002    2.25     2       2.25   12 MO LIBOR   3/31/2006  BofA         BofA
6505677754    2.25     2       2.25   12 MO LIBOR   3/24/2006  BofA         BofA
6506195210    2.25     2       2.25   12 MO LIBOR   4/25/2006  BofA         BofA
6518477580    2.25     2       2.25   12 MO LIBOR   5/5/2006   BofA         BofA
6525262652    2.25     2       2.25   12 MO LIBOR   4/20/2006  BofA         BofA
6548414751    2.25     2       2.25   12 MO LIBOR   5/11/2006  BofA         BofA
6645695997    2.25     2       2.25   12 MO LIBOR   3/8/2006   BofA         BofA
6785305886    2.25     2       2.25   12 MO LIBOR   4/20/2006  BofA         BofA
6851874286    2.25     2       2.25   12 MO LIBOR   3/22/2006  BofA         BofA
6884491108    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         BofA
6911243159    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         BofA
 116806841    2.25     2       2.25   12 MO LIBOR   1/16/2006  CWHL         CWHL
 117452855    3.25     2       3.25   6 MO LIBOR    1/18/2006  CWHL         CWHL
 117444838    2.25     2       2.25   6 MO LIBOR   12/23/2005  CWHL         CWHL
 117345301    2.25     2       2.25   6 MO LIBOR    1/31/2006  CWHL         CWHL
 117246944    2.25     2       2.25   6 MO LIBOR    1/20/2006  CWHL         CWHL
 117148460    7.75     2       2.75   6 MO LIBOR   12/19/2005  CWHL         CWHL
 117030197     7.5     2       2.75   6 MO LIBOR   12/21/2005  CWHL         CWHL
 116265326    2.25     2       2.25   6 MO LIBOR    1/13/2006  CWHL         CWHL
 122508838    2.75     2       2.75   12 MO LIBOR  12/12/2005  IndyMac      IndyMac
 122669230    2.75     2       2.75   6 MO LIBOR   12/23/2005  IndyMac      IndyMac
6021200586    2.25     2       2.25   12 MO LIBOR   7/19/2006  BofA         BofA
6025799872    2.25     2       2.25   12 MO LIBOR   2/14/2006  BofA         BofA
6031211359    2.25     2       2.25   12 MO LIBOR   7/31/2006  BofA         BofA
6052354484    2.25     2       2.25   12 MO LIBOR   6/29/2006  BofA         BofA
6065677251    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         BofA
6106138743    2.25     2       2.25   12 MO LIBOR   7/24/2006  BofA         BofA
6115070465    2.25     2       2.25   12 MO LIBOR   2/28/2006  BofA         BofA
6154197971    2.25     2       2.25   12 MO LIBOR   7/20/2006  BofA         BofA
6160826308    2.25     2       2.25   12 MO LIBOR   7/20/2006  BofA         BofA
6172505791    2.25     2       2.25   12 MO LIBOR   7/25/2006  BofA         BofA
6178537087    2.25     2       2.25   12 MO LIBOR   2/10/2006  BofA         BofA
6179348732    2.25     2       2.25   12 MO LIBOR   4/28/2006  BofA         BofA
6186127269    2.25     2       2.25   12 MO LIBOR   6/26/2006  BofA         BofA
6201939102    2.25     2       2.25   12 MO LIBOR   5/5/2006   BofA         BofA
6212734443    2.25     2       2.25   12 MO LIBOR   7/11/2006  BofA         BofA
6218498696    2.25     2       2.25   12 MO LIBOR   7/10/2006  BofA         BofA
6228707664    2.25     2       2.25   12 MO LIBOR   7/22/2006  BofA         BofA
6229056186    2.25     2       2.25   12 MO LIBOR   6/12/2006  BofA         BofA
6235198295    2.25     2       2.25   12 MO LIBOR   6/27/2006  BofA         BofA
6255739325    2.25     2       2.25   12 MO LIBOR   6/26/2006  BofA         BofA
6262722504    2.25     2       2.25   12 MO LIBOR   5/17/2006  BofA         BofA
6263436716    2.25     2       2.25   12 MO LIBOR   6/29/2006  BofA         BofA
6266654182    2.25     2       2.25   12 MO LIBOR   7/26/2006  BofA         BofA
6288041723    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6314639649    2.25     2       2.25   12 MO LIBOR   6/23/2006  BofA         BofA
6317099866    2.25     2       2.25   12 MO LIBOR   6/28/2006  BofA         BofA
6317804356    2.25     2       2.25   12 MO LIBOR   7/12/2006  BofA         BofA
6356150562    2.25     2       2.25   12 MO LIBOR   6/22/2006  BofA         BofA
6395552554    2.25     2       2.25   12 MO LIBOR   6/19/2006  BofA         BofA
6466716724    2.25     2       2.25   12 MO LIBOR   7/1/2006   BofA         BofA
6483892839    2.25     2       2.25   12 MO LIBOR   4/25/2006  BofA         BofA
6493105396    2.25     2       2.25   12 MO LIBOR   7/7/2006   BofA         BofA
6515354816    2.25     2       2.25   12 MO LIBOR   2/2/2006   BofA         BofA
6524901128    2.25     2       2.25   12 MO LIBOR   7/13/2006  BofA         BofA
6545936509    2.25     2       2.25   12 MO LIBOR   5/19/2006  BofA         BofA
6555962445    2.25     2       2.25   12 MO LIBOR   8/1/2006   BofA         BofA
6591609422    2.25     2       2.25   12 MO LIBOR   7/3/2006   BofA         BofA
6637017796    2.25     2       2.25   12 MO LIBOR  12/21/2005  BofA         BofA
6673633415    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6686751865    2.25     2       2.25   12 MO LIBOR   8/1/2006   BofA         BofA
6699302383    2.25     2       2.25   12 MO LIBOR    2/6/2006  BofA         BofA
6701525930    2.25     2       2.25   12 MO LIBOR   5/11/2006  BofA         BofA
6736303634    2.25     2       2.25   12 MO LIBOR   1/11/2006  BofA         BofA
6745626975    2.25     2       2.25   12 MO LIBOR   7/14/2006  BofA         BofA
6752372091    2.25     2       2.25   12 MO LIBOR   6/28/2006  BofA         BofA
6755283196    2.25     2       2.25   12 MO LIBOR   6/23/2006  BofA         BofA
6763881247    2.25     2       2.25   12 MO LIBOR   7/14/2006  BofA         BofA
6794451036    2.25     2       2.25   12 MO LIBOR   7/6/2006   BofA         BofA
6833262725    2.25     2       2.25   12 MO LIBOR   7/25/2006  BofA         BofA
6866007526    2.25     2       2.25   12 MO LIBOR   4/14/2006  BofA         BofA
6875595099    2.25     2       2.25   12 MO LIBOR   7/12/2006  BofA         BofA
6882223321    2.25     2       2.25   12 MO LIBOR   7/6/2005   BofA         BofA
6882422592    2.25     2       2.25   12 MO LIBOR   4/12/2006  BofA         BofA
6890091827    2.25     2       2.25   12 MO LIBOR   7/12/2006  BofA         BofA
6907345273    2.25     2       2.25   12 MO LIBOR   2/7/2006   BofA         BofA
6912026918    2.25     2       2.25   12 MO LIBOR   4/10/2006  BofA         BofA
6916201830    2.25     2       2.25   12 MO LIBOR   6/23/2006  BofA         BofA
6917983485    2.25     2       2.25   12 MO LIBOR   4/7/2006   BofA         BofA
6929361266    2.25     2       2.25   12 MO LIBOR   2/24/2006  BofA         BofA
6975161370    2.25     2       2.25   12 MO LIBOR   2/23/2006  BofA         BofA
6985047056    2.25     2       2.25   12 MO LIBOR   6/23/2006  BofA         BofA
6987123590    2.25     2       2.25   12 MO LIBOR   7/26/2006  BofA         BofA
6992699402    2.25     2       2.25   12 MO LIBOR   6/15/2006  BofA         BofA
6995581664    2.25     2       2.25   12 MO LIBOR   7/14/2006  BofA         BofA
6030480062    2.25     2       2.25   12 MO LIBOR   5/22/2006  BofA         BofA
6054800641    2.25     2       2.25   12 MO LIBOR   5/22/2006  BofA         BofA
6099945302    2.25     2       2.25   12 MO LIBOR   5/25/2006  BofA         BofA
6254971341    2.25     2       2.25   12 MO LIBOR   6/21/2006  BofA         BofA
6356346244    2.25     2       2.25   12 MO LIBOR   5/15/2006  BofA         BofA
6375370597    2.25     2       2.25   12 MO LIBOR   6/19/2006  BofA         BofA
6452654210    2.25     2       2.25   12 MO LIBOR   6/1/2006   BofA         BofA
6541964778    2.25     2       2.25   12 MO LIBOR   6/16/2006  BofA         BofA
6591181042    2.25     2       2.25   12 MO LIBOR   6/15/2006  BofA         BofA
6923161035    2.25     2       2.25   12 MO LIBOR   6/8/2006   BofA         BofA
6067853256    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         BofA
6097128117    2.25     2       2.25   12 MO LIBOR   5/8/2006   BofA         BofA
6159164919    2.25     2       2.25   12 MO LIBOR   4/25/2006  BofA         BofA
6519552845    2.25     2       2.25   12 MO LIBOR   4/27/2006  BofA         BofA
6550665670    2.25     2       2.25   12 MO LIBOR   5/2/2006   BofA         BofA
6560244326    2.25     2       2.25   12 MO LIBOR   5/3/2006   BofA         BofA
6611711687    2.25     2       2.25   12 MO LIBOR   4/24/2006  BofA         BofA
6638101797    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         BofA
6832474958    2.25     2       2.25   12 MO LIBOR   5/9/2006   BofA         BofA
6997566119    2.25     2       2.25   12 MO LIBOR   4/27/2006  BofA         BofA
3304475407    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
3304521119    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6009297893    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6080685024    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6080692863    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6110818074    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6133004553    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6182654084    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6192536016    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6201591234    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6226973847    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6252600157    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6261205485    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6286207771    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6290686820    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6304984807    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6335646581    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6346601336    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6374446885    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6383252563    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6401498305    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6406219565    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6413922219    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6419959637    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6420158617    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6450540890    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6453601517    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6473234612    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6514413795    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6618803990    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6658888083    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6666431041    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6684822007    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6792359074    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6799903924    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6809478669    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6855142680    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6859979921    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6917304773    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6923874736    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6945742028    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6973268060    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6988508880    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6912256762    2.25     2       2.25   12 MO LIBOR   3/30/2006  BofA         BofA
6078591176    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6099870237    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6145165699    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6212239922    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6238414129    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6260449563    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6268594220    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6301736929    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6463153749    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6568479460    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6603534352    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6680460125    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6687432622    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6740001034    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6764782766    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6786968138    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6903005996    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6928538419    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6940121053    2.25     2       2.25   12 MO LIBOR   7/18/2006  BofA         BofA
6162109760    2.25     2       2.25   12 MO LIBOR   5/4/2006   BofA         BofA
6476827248    2.25     2       2.25   12 MO LIBOR   5/16/2006  BofA         BofA
6889691215    2.25     2       2.25   12 MO LIBOR   5/12/2006  BofA         BofA
6155930875    2.25     2       2.25   12 MO LIBOR   5/19/2006  BofA         BofA
6212490780    2.25     2       2.25   12 MO LIBOR   6/15/2006  BofA         BofA
6651047315    2.25     2       2.25   12 MO LIBOR   5/18/2006  BofA         BofA
6746607453    2.25     2       2.25   12 MO LIBOR   6/5/2006   BofA         BofA
6844740735    2.25     2       2.25   12 MO LIBOR   5/22/2006  BofA         BofA
6849594202    2.25     2       2.25   12 MO LIBOR   6/9/2006   BofA         BofA
6905502206    2.25     2       2.25   12 MO LIBOR   6/15/2006  BofA         BofA
6282417549    2.25     2       2.25   12 MO LIBOR   6/9/2006   BofA         BofA
6470240950    2.25     2       2.25   12 MO LIBOR   6/19/2006  BofA         BofA
6647919452    2.25     2       2.25   12 MO LIBOR   6/19/2006  BofA         BofA
6843777324    2.25     2       2.25   12 MO LIBOR   4/24/2006  BofA         BofA
6222269794    2.25     2       2.25   12 MO LIBOR   6/17/2006  BofA         BofA
6210039514    2.25     2       2.25   12 MO LIBOR   7/11/2006  BofA         BofA
6334561880    2.25     2       2.25   12 MO LIBOR   7/13/2006  BofA         BofA
6498648549    2.25     2       2.25   12 MO LIBOR   6/23/2006  BofA         BofA
6558685878    2.25     2       2.25   12 MO LIBOR   7/14/2006  BofA         BofA
6615308316    2.25     2       2.25   12 MO LIBOR   6/21/2006  BofA         BofA
6722601223    2.25     2       2.25   12 MO LIBOR   7/20/2006  BofA         BofA
6732406092    2.25     2       2.25   12 MO LIBOR   7/28/2006  BofA         BofA
6039099616    2.25     2       2.25   12 MO LIBOR   5/31/2006  BofA         BofA
6087330889    2.25     2       2.25   12 MO LIBOR   5/25/2006  BofA         BofA
6270849687    2.25     2       2.25   12 MO LIBOR   5/30/2006  BofA         BofA
6329314972    2.25     2       2.25   12 MO LIBOR   6/2/2006   BofA         BofA
6601054627    2.25     2       2.25   12 MO LIBOR   6/13/2006  BofA         BofA
6637822989    2.25     2       2.25   12 MO LIBOR   6/7/2006   BofA         BofA
6497803038    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         BofA
6676631655    2.25     2       2.25   12 MO LIBOR   5/1/2006   BofA         BofA
 148956097    2.75     2       2.75   1 YR CMT     11/23/2005  Wells Fargo  Wells Fargo
  57859902    2.75     2       2.75   1 YR CMT      8/3/2005   Wells Fargo  Wells Fargo
 126834563    2.75     2       2.75   1 YR CMT      2/20/2003  Wells Fargo  Wells Fargo
 144032133    2.75     2       2.75   1 YR CMT      5/9/2005   Wells Fargo  Wells Fargo
     87457    2.75     2       2.75   1 YR CMT      3/29/2002  Wells Fargo  Wells Fargo
  57986259    2.75     2       2.75   1 YR CMT     11/14/2005  Wells Fargo  Wells Fargo
  58369968    2.75     2       2.75   1 YR CMT      8/24/2005  Wells Fargo  Wells Fargo
 147931299    2.75     2       2.75   1 YR CMT     10/26/2005  Wells Fargo  Wells Fargo
 148051501    2.75     2       2.75   1 YR CMT      9/29/2005  Wells Fargo  Wells Fargo
 148354608    2.75     2       2.75   1 YR CMT     10/31/2005  Wells Fargo  Wells Fargo
 145362232    2.25     2       2.25   12 MO LIBOR   8/4/2005   Wells Fargo  Wells Fargo
 148182843    2.25     2       2.25   12 MO LIBOR  10/19/2005  Wells Fargo  Wells Fargo
  93743750   1.375     0      1.375   1 MO LIBOR    6/24/2005  CWHL         CWHL
  94489805       1     0          1   1 MO LIBOR    6/30/2005  CWHL         CWHL
  94778897       1     0          1   1 MO LIBOR    7/12/2005  CWHL         CWHL
 103685087       1     0          1   1 MO LIBOR    7/28/2005  CWHL         CWHL
 109882391    1.25     0       1.25   1 MO LIBOR    7/28/2005  CWHL         CWHL
 112646692    2.25     0       2.25   1 MO LIBOR    8/31/2005  CWHL         CWHL
  94114157    2.25     0       2.25   6 MO LIBOR    6/17/2005  CWHL         CWHL
  96666330     2.5     0        2.5   6 MO LIBOR    4/19/2005  CWHL         CWHL
8500011390    4.25     1       4.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500012729       4     1          4   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500011970    2.75     1       2.75   6 MO LIBOR    6/12/2006  Opteum       Opteum
8500013090    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8500011026     4.5     1        4.5   6 MO LIBOR    4/26/2006  Opteum       Opteum
8500010535    2.25     1       2.25   6 MO LIBOR    3/24/2006  Opteum       Opteum
8500011931    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500011277    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
1706101921    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
8500011517    2.25     2       2.25   12 MO LIBOR   5/17/2006  Opteum       Opteum
8500011383    3.75     1       3.75   6 MO LIBOR    5/2/2006   Opteum       Opteum
8500010690    2.25     2       2.25   12 MO LIBOR   3/16/2006  Opteum       Opteum
1706101891    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
8500011432    2.25     2       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500011423    2.25     2       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
1707100797    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500011264    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
1701122726    2.25     1       2.25   6 MO LIBOR    7/18/2006  Opteum       Opteum
1706102169    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012353    2.25     2       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
8500011232    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
1701123015    2.25     1       2.25   6 MO LIBOR    7/10/2006  Opteum       Opteum
8500011155    2.75     1       2.75   12 MO LIBOR   4/26/2006  Opteum       Opteum
1706102202    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500013104    2.25     1       2.25   6 MO LIBOR    7/3/2006   Opteum       Opteum
8500011260    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500012128    2.25     2       2.25   12 MO LIBOR   6/13/2006  Opteum       Opteum
8500012079    2.25     1       2.25   12 MO LIBOR   6/1/2006   Opteum       Opteum
1701123045    2.25     1       2.25   6 MO LIBOR    8/1/2006   Opteum       Opteum
8500010540    2.25     1       2.25   6 MO LIBOR    4/6/2006   Opteum       Opteum
1701122959    2.25     1       2.25   6 MO LIBOR    7/12/2006  Opteum       Opteum
1707100606    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
1707100308       6     1       5.75   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011453    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011366       4     1          4   6 MO LIBOR    5/18/2006  Opteum       Opteum
8500012230    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500010533    2.25     1       2.25   6 MO LIBOR    4/5/2006   Opteum       Opteum
1701121893    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500012571    2.25     1       2.25   6 MO LIBOR    4/19/2006  Opteum       Opteum
8500012371    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500010964    3.25     2       3.25   12 MO LIBOR   4/23/2006  Opteum       Opteum
8500011169    2.25     2       2.25   12 MO LIBOR   4/28/2006  Opteum       Opteum
8600013693    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011338    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
1701122500    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500011418    3.25     2       3.25   12 MO LIBOR   5/1/2006   Opteum       Opteum
8500011573    2.25     2       2.25   12 MO LIBOR   5/26/2006  Opteum       Opteum
1701122442    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
1701123223    2.25     1       2.25   6 MO LIBOR    7/12/2006  Opteum       Opteum
1701121763    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1706102160    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500010982    2.25     1       2.25   6 MO LIBOR    4/24/2006  Opteum       Opteum
8500012163    2.25     2       2.25   12 MO LIBOR   6/8/2006   Opteum       Opteum
8500011357   2.875     1      2.875   6 MO LIBOR    5/10/2006  Opteum       Opteum
8500012082    2.25     2       2.25   12 MO LIBOR   6/9/2006   Opteum       Opteum
8500011047       3     2          3   12 MO LIBOR   4/26/2006  Opteum       Opteum
1701121941    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500010709    2.25     1       2.25   6 MO LIBOR    3/30/2006  Opteum       Opteum
8500011731    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
1701123717    2.25     1       2.25   6 MO LIBOR    8/4/2006   Opteum       Opteum
8500010961    3.25     2       3.25   12 MO LIBOR   4/22/2006  Opteum       Opteum
1706102184    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500011967    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
1701121960    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
1707100681    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011949     4.5     1        4.5   6 MO LIBOR    6/8/2006   Opteum       Opteum
1707100238   2.375     1      2.875   6 MO LIBOR    5/15/2006  Opteum       Opteum
8500012105    2.25     2       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
1701122496    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
1701121857    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
8500011252    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
1706102212    2.25     1       2.25   6 MO LIBOR    7/6/2006   Opteum       Opteum
1707100672    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
1706102077    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500012081    2.25     1       2.25   12 MO LIBOR   3/24/2006   Opteum       Opteum
8500010894    3.25     2       3.25   12 MO LIBOR   4/19/2006   Opteum       Opteum
8500012564    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
8600013676    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
1701122108    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
8600013304    2.25     1       2.25   6 MO LIBOR    5/2/2006   Opteum       Opteum
8500012512    2.25     1       2.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
8500011446    2.25     1       2.25   6 MO LIBOR    5/20/2006  Opteum       Opteum
1316002045    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
1701122385    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500012121    2.25     2       2.25   12 MO LIBOR   6/5/2006   Opteum       Opteum
8500012555    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500010728    2.25     2       2.25   12 MO LIBOR   3/21/2006  Opteum       Opteum
8500011659    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1706101744    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011930   4.625     1      4.625   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500011663    2.25     2       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1707101437    2.25     1       2.25   6 MO LIBOR    8/2/2006   Opteum       Opteum
1701122254    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
1701122180    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
8500010302    2.25     2       2.25   6 MO LIBOR    3/25/2006  Opteum       Opteum
1701122482    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1706102036    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012098    2.25     2       2.25   12 MO LIBOR   6/9/2006   Opteum       Opteum
8600013313    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
1701122917    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012129    2.25     2       2.25   12 MO LIBOR   6/6/2006   Opteum       Opteum
8500010992    2.25     1       2.25   6 MO LIBOR    4/27/2006  Opteum       Opteum
1707100496    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
8500010427    2.25     1       2.25   6 MO LIBOR    3/13/2006  Opteum       Opteum
1701122792    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500010791    2.75     2       2.75   12 MO LIBOR   3/29/2006   Opteum       Opteum
8500012366    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8600013310    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500011233    2.25     1       2.25   6 MO LIBOR    5/2/2006   Opteum       Opteum
8500011080    2.25     2       2.25   12 MO LIBOR   4/23/2006  Opteum       Opteum
1701122678    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
1706102171    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500012489    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500011012     4.5     1        4.5   6 MO LIBOR    4/14/2006  Opteum       Opteum
1706102245    2.25     1       2.25   6 MO LIBOR    7/6/2006   Opteum       Opteum
8500010904    3.25     2       3.25   12 MO LIBOR   4/21/2006  Opteum       Opteum
1701121867    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
1707101049    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1707100662    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
1701122224    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011437    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
8500011774    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500012724    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
1705000782    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012737   4.125     1      4.125   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012425    2.25     1       2.25   12 MO LIBOR   6/16/2006  Opteum       Opteum
1706101960    3.25     1       3.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
1707100906    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500010528    2.25     2       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
1707100979    2.25     1       2.25   6 MO LIBOR    7/7/2006   Opteum       Opteum
1701122505    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8500012556    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1701122806    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1701122783    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500011380    2.25     1       2.25   6 MO LIBOR    5/9/2006   Opteum       Opteum
8500012157    2.25     2       2.25   12 MO LIBOR   6/5/2006   Opteum       Opteum
8500012229    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012095    2.25     2       2.25   12 MO LIBOR   6/13/2006  Opteum       Opteum
8500012094    2.25     2       2.25   12 MO LIBOR   6/8/2006   Opteum       Opteum
8500012467   4.625     1      4.625   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012131    2.25     2       2.25   12 MO LIBOR   6/6/2006   Opteum       Opteum
1706102206    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012551    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500012510    2.75     1       2.75   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012221    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
1701122745    2.25     1       2.25   6 MO LIBOR    7/6/2006   Opteum       Opteum
8500010796     2.5     2        2.5   12 MO LIBOR   3/28/2006  Opteum       Opteum
8500012536    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8500011667    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
1701123289    2.25     1       2.25   6 MO LIBOR    8/2/2006   Opteum       Opteum
8500011779    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500012605    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
1707101061    2.25     1       2.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
8600013547    2.75     1       2.75   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500010318    2.25     1       3.25   6 MO LIBOR    3/25/2006  Opteum       Opteum
8500012092    2.75     2       2.25   12 MO LIBOR   6/2/2006   Opteum       Opteum
1707101078    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
8500011255    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
8500010680    4.25     2       4.25   12 MO LIBOR   3/28/2006  Opteum       Opteum
8500012733       5     1          5   6 MO LIBOR    6/25/2006  Opteum       Opteum
8500011671    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500011288    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500011286    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500012348    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500012586    2.75     1       2.75   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500010839    3.25     2       3.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
1706102189    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012228    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500011428    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
8500010888    2.25     2       2.25   12 MO LIBOR   4/21/2006  Opteum       Opteum
8500010792    2.25     2       2.25   12 MO LIBOR   3/9/2006   Opteum       Opteum
8500012249    2.75     2       2.75   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500012206    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500011580    2.25     2       2.25   12 MO LIBOR   5/31/2006  Opteum       Opteum
8500011433    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
8500011513    2.25     1       2.25   12 MO LIBOR   5/12/2006  Opteum       Opteum
8500012560    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012241    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500012590    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500013101    2.25     1       2.25   6 MO LIBOR    7/11/2006  Opteum       Opteum
8500011956    2.25     1       2.25   6 MO LIBOR    6/10/2006  Opteum       Opteum
8500011530    2.25     1       2.25   12 MO LIBOR   5/18/2006  Opteum       Opteum
1701122374    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011481    2.25     2       2.25   12 MO LIBOR   5/26/2006  Opteum       Opteum
1701121934    2.25     1       2.25   6 MO LIBOR    5/9/2006   Opteum       Opteum
8500011928       3     1          3   6 MO LIBOR    5/3/2006   Opteum       Opteum
8500011976    2.75     1       2.75   6 MO LIBOR    6/17/2006  Opteum       Opteum
8500012594    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500010866    3.25     2       3.25   12 MO LIBOR   4/15/2006  Opteum       Opteum
8500010538    2.25     2       2.25   6 MO LIBOR    2/13/2006  Opteum       Opteum
8500010993    2.25     1       2.25   6 MO LIBOR    4/17/2006  Opteum       Opteum
1701122093    2.25     1       2.25   6 MO LIBOR    5/9/2006   Opteum       Opteum
8500010509       3     1          3   6 MO LIBOR    3/20/2006  Opteum       Opteum
8500012410    2.25     1       2.25   12 MO LIBOR   6/23/2006  Opteum       Opteum
8500011555    2.25     1       2.25   12 MO LIBOR   5/24/2006  Opteum       Opteum
1701122318    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500010530    2.25     2       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500012234    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500012592    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
1701123943    2.25     1       2.25   6 MO LIBOR    8/7/2006   Opteum       Opteum
1701121400    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
8500010301    2.25     2       2.25   6 MO LIBOR    3/21/2006  Opteum       Opteum
8500012070    2.25     2       2.25   12 MO LIBOR   6/2/2006   Opteum       Opteum
8500012407    2.25     1       2.25   12 MO LIBOR   6/17/2006  Opteum       Opteum
8500012103    2.25     2       2.25   12 MO LIBOR   6/3/2006   Opteum       Opteum
8500010537    2.25     1       2.25   6 MO LIBOR    4/2/2006   Opteum       Opteum
8500012135    2.25     2       2.25   12 MO LIBOR   6/2/2006   Opteum       Opteum
8500012542    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011272    2.25     1       2.25   6 MO LIBOR    4/13/2006  Opteum       Opteum
8500011689    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500011098    2.25     1       2.25   6 MO LIBOR    4/27/2006  Opteum       Opteum
8500012573    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500013097   4.875     1      4.875   6 MO LIBOR    7/5/2006   Opteum       Opteum
8500010384    2.25     1       2.25   12 MO LIBOR   3/23/2006  Opteum       Opteum
1707100799    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
1707100847    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500010801    2.75     1       2.75   12 MO LIBOR   3/28/2006  Opteum       Opteum
8500011942    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500012582    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500011254    2.25     1       2.25   6 MO LIBOR    4/15/2006  Opteum       Opteum
8500011633    3.25     2       3.25   12 MO LIBOR   5/25/2006  Opteum       Opteum
8500013105   4.625     1      4.625   6 MO LIBOR    7/13/2006  Opteum       Opteum
8500011978    2.75     1       2.75   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500011676    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500012531    2.75     1       2.75   6 MO LIBOR    4/5/2006   Opteum       Opteum
1706102412    2.25     1       2.25   6 MO LIBOR    8/3/2006   Opteum       Opteum
8500012482    3.25     1       3.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012465       4     1          4   6 MO LIBOR    6/12/2006  Opteum       Opteum
8500012369    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500011674    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
1706102105    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500010730    3.25     2       3.25   12 MO LIBOR   3/30/2006  Opteum       Opteum
8500011239    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
1703103684    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500010622    3.25     2       3.25   12 MO LIBOR   4/10/2006  Opteum       Opteum
8600013133    2.25     1       2.25   6 MO LIBOR    4/18/2006  Opteum       Opteum
1701123035    2.25     1       2.25   6 MO LIBOR    7/5/2006   Opteum       Opteum
1707100708    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
8600013755    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500010695    3.25     1       3.25   6 MO LIBOR    3/29/2006  Opteum       Opteum
8600014178    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500011336    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500011089    2.75     2       2.75   12 MO LIBOR   4/21/2006  Opteum       Opteum
8500011434    2.25     2       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
8500011235    2.75     1       2.75   6 MO LIBOR    5/10/2006  Opteum       Opteum
8500011666    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011101   2.875     1      2.875   6 MO LIBOR    4/26/2006  Opteum       Opteum
8500012604    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500010524   1.875     1      1.875   6 MO LIBOR    3/28/2006  Opteum       Opteum
1701122106    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
1701123516    2.25     1       2.25   6 MO LIBOR    8/4/2006   Opteum       Opteum
8500011916    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011388   3.125     1      3.125   6 MO LIBOR    5/1/2006   Opteum       Opteum
8500011048    2.25     1       2.25   6 MO LIBOR   12/28/2005  Opteum       Opteum
8500010299    2.25     2       2.25   6 MO LIBOR    3/23/2006  Opteum       Opteum
1706102120    2.25     1       2.25   6 MO LIBOR    8/4/2006   Opteum       Opteum
8500013093    2.25     1       2.25   6 MO LIBOR    7/11/2006  Opteum       Opteum
1115103375    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8500011775    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
8600013595    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
1310011105    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8600013378    2.25     1       2.25   6 MO LIBOR    6/24/2006  Opteum       Opteum
8500011912    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8600013307    2.25     1       2.25   6 MO LIBOR    5/1/2006   Opteum       Opteum
8500011890    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011891    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
1703103688    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
8500011599    3.25     2       3.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011177    2.25     2       2.25   12 MO LIBOR   4/28/2006  Opteum       Opteum
1125100047    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
1901026328    2.25     1       2.25   6 MO LIBOR    7/20/2006  Opteum       Opteum
1120100208     9.5     1      5.875   6 MO LIBOR    4/19/2006  Opteum       Opteum
1106000790    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1105114314    9.75     1          6   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011668    2.25     2       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500010618    2.25     2       2.25   12 MO LIBOR  3/29/2006   Opteum       Opteum
8500010520   3.625     1      3.625   6 MO LIBOR    3/22/2006  Opteum       Opteum
1707100893    2.25     1       2.25   6 MO LIBOR    7/7/2006   Opteum       Opteum
1701122526    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
1330000151    2.25     1       2.25   6 MO LIBOR    8/25/2006  Opteum       Opteum
1326001050    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500010879    2.25     1       2.25   6 MO LIBOR    4/11/2006  Opteum       Opteum
8500011178    2.25     1       2.25   6 MO LIBOR    4/27/2006  Opteum       Opteum
1310012821    2.75     1       2.75   6 MO LIBOR    8/4/2006   Opteum       Opteum
1707100768    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
8500011061    2.25     1       2.25   6 MO LIBOR    4/22/2006  Opteum       Opteum
8600013917     2.5     1        2.5   6 MO LIBOR    7/21/2006  Opteum       Opteum
8500011721    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1105114655    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011726    2.25     1       2.25   6 MO LIBOR    5/20/2006  Opteum       Opteum
8500012603    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
1312004510    2.25     1       2.25   6 MO LIBOR    8/2/2006   Opteum       Opteum
8500010328   2.375     1       3.25   6 MO LIBOR    3/30/2006  Opteum       Opteum
8500010960    3.25     2       3.25   12 MO LIBOR   4/27/2006   Opteum       Opteum
1111002404    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011448    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
1105114278    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
8500011347    2.25     2       2.25   6 MO LIBOR    5/13/2006  Opteum       Opteum
8500010526    2.25     2       2.25   6 MO LIBOR    4/4/2006   Opteum       Opteum
1105114711    2.25     1       2.25   6 MO LIBOR    7/6/2006   Opteum       Opteum
8500012071    2.25     2       2.25   12 MO LIBOR   5/11/2006  Opteum       Opteum
8500010343    3.25     1       3.25   6 MO LIBOR    3/30/2006  Opteum       Opteum
8500011620    3.25     2       3.25   12 MO LIBOR   6/6/2006   Opteum       Opteum
8500012539    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1111001847    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
8500011463    3.25     2       3.25   12 MO LIBOR   5/23/2006  Opteum       Opteum
1701121571    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
8500010536    2.25     1       2.25   6 MO LIBOR    4/4/2006   Opteum       Opteum
8600013527    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500012554    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500010890    3.25     2       3.25   12 MO LIBOR   4/17/2006  Opteum       Opteum
8500010859    3.25     2       3.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500010298    2.25     2       2.25   6 MO LIBOR    3/25/2006  Opteum       Opteum
8500011452    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1105114680    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
1115103315    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500010539    2.25     2       2.25   6 MO LIBOR    4/5/2006   Opteum       Opteum
8500011271    2.25     1       2.25   6 MO LIBOR    5/9/2006   Opteum       Opteum
8500010986    2.25     1       2.25   6 MO LIBOR    4/15/2006  Opteum       Opteum
1707100940    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500011675    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011751    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500010872    2.25     2       2.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500011247    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
8500013085    2.25     1       2.25   6 MO LIBOR    7/3/2006   Opteum       Opteum
8500012585    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012422    2.25     1       2.25   12 MO LIBOR   6/20/2006  Opteum       Opteum
8500011589    2.75     1       2.75   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011585    2.25     2       2.25   12 MO LIBOR   5/16/2006  Opteum       Opteum
8500011717    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500010339    3.25     1       3.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010338    3.25     1       3.25   6 MO LIBOR    3/10/2006  Opteum       Opteum
8500010336    3.25     2       3.25   6 MO LIBOR    4/4/2006   Opteum       Opteum
8500010334    2.75     1       2.75   6 MO LIBOR    3/23/2006  Opteum       Opteum
8500010333    3.25     1       3.25   6 MO LIBOR    3/16/2006  Opteum       Opteum
8500012576    2.75     1       2.75   6 MO LIBOR    6/28/2006  Opteum       Opteum
8500012563    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500012559    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
1707101316    2.25     1       2.25   6 MO LIBOR    8/24/2006  Opteum       Opteum
1707101242    2.25     1       2.25   6 MO LIBOR    8/4/2006   Opteum       Opteum
8500012434    2.25     1       2.25   12 MO LIBOR   6/20/2006  Opteum       Opteum
8500012432    2.25     1       2.25   12 MO LIBOR   6/21/2006  Opteum       Opteum
8500012426    2.25     1       2.25   12 MO LIBOR   6/19/2006  Opteum       Opteum
8500012411    2.25     1       2.25   12 MO LIBOR   6/20/2006  Opteum       Opteum
8500012403    2.25     1       2.25   12 MO LIBOR   6/21/2006  Opteum       Opteum
8500012179    2.25     2       2.25   12 MO LIBOR   6/8/2006   Opteum       Opteum
8500012169    2.25     2       2.25   12 MO LIBOR   6/12/2006  Opteum       Opteum
8500012161    2.25     2       2.25   12 MO LIBOR   3/29/2006  Opteum       Opteum
8500012154    2.25     1       2.25   12 MO LIBOR   6/5/2006   Opteum       Opteum
8500012137    2.25     2       2.25   12 MO LIBOR   6/8/2006   Opteum       Opteum
8500012124    2.25     1       2.25   12 MO LIBOR   6/2/2006   Opteum       Opteum
8500012113    2.75     1       2.75   12 MO LIBOR   6/7/2006   Opteum       Opteum
8500012097    2.25     2       2.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
8500012090    2.25     1       2.25   12 MO LIBOR   6/12/2006  Opteum       Opteum
8500011588    2.25     2       2.25   12 MO LIBOR   5/16/2006  Opteum       Opteum
8500011579    2.25     1       2.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011578    2.25     2       2.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011574    2.25     1       2.25   12 MO LIBOR   5/15/2006  Opteum       Opteum
8500011571    2.25     1       2.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011570    2.25     1       2.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011562    2.25     1       2.25   12 MO LIBOR   5/16/2006  Opteum       Opteum
8500011552    2.25     1       2.25   12 MO LIBOR   5/31/2006  Opteum       Opteum
8500011551    2.25     1       2.25   12 MO LIBOR   5/16/2006  Opteum       Opteum
8500011549    2.25     1       2.25   12 MO LIBOR   5/29/2006  Opteum       Opteum
8500011519    2.25     1       2.25   12 MO LIBOR   5/24/2006  Opteum       Opteum
8500011511    2.25     1       2.25   12 MO LIBOR   5/25/2006  Opteum       Opteum
8500011387    2.25     1       2.25   12 MO LIBOR   5/4/2006   Opteum       Opteum
8500011094    2.25     1       2.25   12 MO LIBOR   4/27/2006  Opteum       Opteum
8500011087    2.75     1       2.75   12 MO LIBOR   4/28/2006  Opteum       Opteum
8500011044    2.25     2       2.25   12 MO LIBOR   4/21/2006  Opteum       Opteum
8500010762    2.75     1       2.75   12 MO LIBOR   3/30/2006  Opteum       Opteum
8500010741   3.125     1       2.75   12 MO LIBOR   3/29/2006  Opteum       Opteum
8500010662    2.75     1       2.75   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500010415    2.25     1       2.25   12 MO LIBOR   3/22/2006  Opteum       Opteum
8500010413    2.25     1       2.25   12 MO LIBOR   3/27/2006  Opteum       Opteum
8500010403    2.75     1       2.75   12 MO LIBOR   3/20/2006  Opteum       Opteum
8500010402    2.75     1       2.75   12 MO LIBOR   3/22/2006  Opteum       Opteum
8500010397    2.25     1       2.25   12 MO LIBOR   3/16/2006  Opteum       Opteum
8500010390    2.25     1       2.25   12 MO LIBOR   3/25/2006  Opteum       Opteum
8500010386    2.25     1       2.25   12 MO LIBOR   3/22/2006  Opteum       Opteum
8500012428    2.25     2       2.25   12 MO LIBOR   6/20/2006  Opteum       Opteum
8500012416    2.25     2       2.25   12 MO LIBOR   6/16/2006  Opteum       Opteum
8500012409    2.25     2       2.25   12 MO LIBOR   6/12/2006  Opteum       Opteum
8500012408    2.25     2       2.25   12 MO LIBOR   6/19/2006  Opteum       Opteum
8500012396    2.25     2       2.25   12 MO LIBOR   6/20/2006  Opteum       Opteum
8500012175    2.25     2       2.25   12 MO LIBOR   3/20/2006  Opteum       Opteum
8500012167    2.25     2       2.25   12 MO LIBOR   6/6/2006   Opteum       Opteum
8500012153    2.25     2       2.25   12 MO LIBOR   6/3/2006   Opteum       Opteum
8500012148    2.25     2       2.25   12 MO LIBOR   6/1/2006   Opteum       Opteum
8500012144    2.25     2       2.25   12 MO LIBOR   5/27/2006  Opteum       Opteum
8500012139    2.25     2       2.25   12 MO LIBOR   6/13/2006  Opteum       Opteum
8500012118    2.25     2       2.25   12 MO LIBOR   6/13/2006  Opteum       Opteum
8500012114    2.25     2       2.25   12 MO LIBOR   6/14/2006  Opteum       Opteum
8500012107    2.25     2       2.25   12 MO LIBOR   6/7/2006   Opteum       Opteum
8500012102    2.25     2       2.25   12 MO LIBOR   6/10/2006  Opteum       Opteum
8500012087    2.25     2       2.25   12 MO LIBOR   5/25/2006  Opteum       Opteum
8500012083    2.25     2       2.25   12 MO LIBOR   5/18/2006  Opteum       Opteum
8500012078    2.25     2       2.25   12 MO LIBOR   6/6/2006   Opteum       Opteum
8500012077    2.25     2       2.25   12 MO LIBOR   5/18/2006  Opteum       Opteum
8500012073    2.25     2       2.25   12 MO LIBOR   5/17/2006  Opteum       Opteum
8500012072    2.25     2       2.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500012069    2.25     2       2.25   12 MO LIBOR   5/11/2006  Opteum       Opteum
8500012067    2.25     2       2.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011990    2.25     2       2.25   12 MO LIBOR   6/13/2006  Opteum       Opteum
8500011985    2.25     2       2.25   12 MO LIBOR   5/23/2006  Opteum       Opteum
8500011982    2.25     2       2.25   12 MO LIBOR   6/22/2006  Opteum       Opteum
8500011634    2.25     2       2.25   12 MO LIBOR   5/30/2006  Opteum       Opteum
8500011631    2.25     2       2.25   12 MO LIBOR   5/31/2006  Opteum       Opteum
8500011623    3.25     2       3.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011613    2.25     2       2.25   12 MO LIBOR   5/26/2006  Opteum       Opteum
8500011612    2.25     2       2.25   12 MO LIBOR   5/6/2006   Opteum       Opteum
8500011611    3.25     2       3.25   12 MO LIBOR   5/24/2006  Opteum       Opteum
8500011609    3.25     2       3.25   12 MO LIBOR   5/5/2006   Opteum       Opteum
8500011606    2.25     2       2.25   12 MO LIBOR   6/7/2006   Opteum       Opteum
8500011604    3.25     2       3.25   12 MO LIBOR   6/5/2006   Opteum       Opteum
8500011602    2.25     2       3.25   12 MO LIBOR   5/25/2006  Opteum       Opteum
8500011584    2.25     2       2.25   12 MO LIBOR   5/24/2006  Opteum       Opteum
8500011581    2.25     2       2.25   12 MO LIBOR   5/16/2006  Opteum       Opteum
8500011575    2.25     2       2.25   12 MO LIBOR   5/18/2006  Opteum       Opteum
8500011546    2.25     2       2.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011534    2.25     2       2.25   12 MO LIBOR   5/15/2006  Opteum       Opteum
8500011532    2.25     2       2.25   12 MO LIBOR   5/23/2006  Opteum       Opteum
8500011526    2.25     2       2.25   12 MO LIBOR   5/31/2006  Opteum       Opteum
8500011518    2.25     2       2.25   12 MO LIBOR   5/27/2006  Opteum       Opteum
8500011493    3.25     2       3.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011490    3.25     2       3.25   12 MO LIBOR   5/24/2006  Opteum       Opteum
8500011485    3.25     2       3.25   12 MO LIBOR   5/26/2006  Opteum       Opteum
8500011476    3.25     2       3.25   12 MO LIBOR   5/25/2006  Opteum       Opteum
8500011475    3.25     2       3.25   12 MO LIBOR   5/11/2006  Opteum       Opteum
8500011468    3.25     2       3.25   12 MO LIBOR   5/16/2006  Opteum       Opteum
8500011461    3.25     2       3.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011460    3.25     2       3.25   12 MO LIBOR   5/23/2006  Opteum       Opteum
8500011459    3.25     2       3.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011458    3.25     2       3.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8500011455    2.25     2       2.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011419    3.25     2       3.25   12 MO LIBOR   5/17/2006  Opteum       Opteum
8500011417    3.25     2       3.25   12 MO LIBOR   5/12/2006  Opteum       Opteum
8500011412    3.25     2       3.25   12 MO LIBOR   5/1/2006   Opteum       Opteum
8500011410    3.25     2       3.25   12 MO LIBOR   5/11/2006  Opteum       Opteum
8500011405    2.25     2       2.25   12 MO LIBOR   5/11/2006  Opteum       Opteum
8500011036    3.25     2       3.25   12 MO LIBOR   4/25/2006  Opteum       Opteum
8500010977    3.25     2       3.25   12 MO LIBOR   4/20/2006  Opteum       Opteum
8500010976    3.25     2       3.25   12 MO LIBOR   4/24/2006  Opteum       Opteum
8500010975    3.25     2       3.25   12 MO LIBOR   4/24/2006  Opteum       Opteum
8500010974    3.25     2       3.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500010969    3.25     2       3.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
8500010968    3.25     2       3.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500010967    3.25     2       3.25   12 MO LIBOR   4/25/2006  Opteum       Opteum
8500010966    3.25     2       3.25   12 MO LIBOR   4/26/2006  Opteum       Opteum
8500010959    3.25     2       3.25   12 MO LIBOR   4/27/2006  Opteum       Opteum
8500010958    3.25     2       3.25   12 MO LIBOR   4/20/2006  Opteum       Opteum
8500010957    3.25     2       3.25   12 MO LIBOR   4/20/2006  Opteum       Opteum
8500010956    3.25     2       3.25   12 MO LIBOR   4/21/2006  Opteum       Opteum
8500010955    3.25     2       3.25   12 MO LIBOR   4/27/2006  Opteum       Opteum
8500010905    3.25     2       3.25   12 MO LIBOR   4/14/2006  Opteum       Opteum
8500010901    3.25     2       3.25   12 MO LIBOR   4/24/2006  Opteum       Opteum
8500010897    3.25     2       3.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500010896    2.25     2       2.25   12 MO LIBOR   4/24/2006  Opteum       Opteum
8500010895    3.25     2       3.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500010892    3.25     2       3.25   12 MO LIBOR   4/27/2006  Opteum       Opteum
8500010891    3.25     2       3.25   12 MO LIBOR   5/1/2006   Opteum       Opteum
8500010889    3.25     2       3.25   12 MO LIBOR   4/21/2006  Opteum       Opteum
8500010886    2.25     2       2.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
8500010877    2.25     2       2.25   12 MO LIBOR   4/10/2006  Opteum       Opteum
8500010867    3.25     2       3.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
8500010865    3.25     2       3.25   12 MO LIBOR   4/10/2006  Opteum       Opteum
8500010864    3.25     2       3.25   12 MO LIBOR   4/10/2006  Opteum       Opteum
8500010858    3.25     2       3.25   12 MO LIBOR   4/17/2006  Opteum       Opteum
8500010857    3.25     2       3.25   12 MO LIBOR   4/13/2006  Opteum       Opteum
8500010851    2.25     2       2.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
8500010847    3.25     2       3.25   12 MO LIBOR   4/18/2006  Opteum       Opteum
8500010845    3.25     2       3.25   12 MO LIBOR   4/19/2006  Opteum       Opteum
8500010837    3.25     2       3.25   12 MO LIBOR   4/14/2006  Opteum       Opteum
8500010806    2.75     2       2.75   12 MO LIBOR   3/17/2006  Opteum       Opteum
8500010782    2.75     2       2.75   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500010779    2.25     2       2.25   12 MO LIBOR   3/28/2006  Opteum       Opteum
8500010776    2.25     2       2.25   12 MO LIBOR   3/13/2006  Opteum       Opteum
8500010765    2.25     2       2.25   12 MO LIBOR   3/23/2006  Opteum       Opteum
8500010712    2.75     2       2.75   12 MO LIBOR   3/20/2006  Opteum       Opteum
8500010691    2.25     2       2.25   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500010676    2.25     2       2.25   12 MO LIBOR   3/29/2006  Opteum       Opteum
8500010673     3.5     2        3.5   12 MO LIBOR   3/29/2006  Opteum       Opteum
8500010669    2.25     2       2.25   12 MO LIBOR   3/9/2006   Opteum       Opteum
8500010658    2.25     2       2.25   12 MO LIBOR   3/27/2006  Opteum       Opteum
8500010657    2.25     2       2.25   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500010641    3.25     2       3.25   12 MO LIBOR   3/30/2006  Opteum       Opteum
8500010639    3.25     2       3.25   12 MO LIBOR   4/6/2006   Opteum       Opteum
8500010636    3.25     2       3.25   12 MO LIBOR   4/3/2006   Opteum       Opteum
8500010631    3.25     2       3.25   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500010625    2.25     2       2.25   12 MO LIBOR   4/5/2006   Opteum       Opteum
8500010624    3.25     2       3.25   12 MO LIBOR   3/29/2006  Opteum       Opteum
8500010623    3.25     2       3.25   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500010412    2.25     2       2.25   12 MO LIBOR   3/27/2006  Opteum       Opteum
8500010407    2.25     2       2.25   12 MO LIBOR   3/21/2006  Opteum       Opteum
8500010389    2.25     2       2.25   12 MO LIBOR   3/24/2006  Opteum       Opteum
8500010387    2.25     2       2.25   12 MO LIBOR   3/20/2006  Opteum       Opteum
8500010385    2.25     2       2.25   12 MO LIBOR   3/27/2006  Opteum       Opteum
8500011625    3.25     2       3.25   12 MO LIBOR   5/17/2006  Opteum       Opteum
8500011622    3.25     2       3.25   12 MO LIBOR   5/30/2006  Opteum       Opteum
8500010972    3.25     2       3.25   12 MO LIBOR   4/21/2006  Opteum       Opteum
8500010903    3.25     2       3.25   12 MO LIBOR   4/24/2006  Opteum       Opteum
8500010873    2.25     2       2.25   12 MO LIBOR   4/12/2006  Opteum       Opteum
8500010797    2.25     2       2.25   12 MO LIBOR   3/21/2006  Opteum       Opteum
8500010719       4     2          4   12 MO LIBOR   3/22/2006  Opteum       Opteum
8500010665    2.25     2       2.25   12 MO LIBOR   3/9/2006   Opteum       Opteum
8500010309    2.25     1       3.25   12 MO LIBOR   3/31/2006  Opteum       Opteum
8500011610    2.25     2       2.25   12 MO LIBOR   6/2/2006   Opteum       Opteum
8500011456    2.25     2       2.25   12 MO LIBOR   5/11/2006  Opteum       Opteum
8500012429    2.25     1       2.25   12 MO LIBOR   6/16/2006  Opteum       Opteum
8500012178    2.25     2       2.25   12 MO LIBOR   6/1/2006   Opteum       Opteum
8500012162    2.25     1       2.25   12 MO LIBOR   6/7/2006   Opteum       Opteum
8500012140    2.25     2       2.25   12 MO LIBOR   6/8/2006   Opteum       Opteum
8500012110    2.25     2       2.25   12 MO LIBOR   6/15/2006  Opteum       Opteum
8500012108    2.25     1       2.25   12 MO LIBOR   6/2/2006   Opteum       Opteum
8500012101    2.25     2       2.25   12 MO LIBOR   6/7/2006   Opteum       Opteum
8500012091    2.25     2       2.25   12 MO LIBOR   6/11/2006  Opteum       Opteum
8500011583    2.25     1       2.25   12 MO LIBOR   5/23/2006  Opteum       Opteum
8500011567    2.25     1       2.25   12 MO LIBOR   5/22/2006  Opteum       Opteum
8500011553    2.25     1       2.25   12 MO LIBOR   5/24/2006  Opteum       Opteum
8500011539    2.25     1       2.25   12 MO LIBOR   5/19/2006  Opteum       Opteum
8600013659    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
1701122813    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
1707100687    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1701123154    2.25     1       2.25   6 MO LIBOR    7/24/2006  Opteum       Opteum
8500013120    2.25     1       2.25   6 MO LIBOR    7/11/2006  Opteum       Opteum
8500013117    2.25     1       2.25   6 MO LIBOR    7/11/2006  Opteum       Opteum
8500013115    2.25     1       2.25   6 MO LIBOR    7/7/2006   Opteum       Opteum
8500013110       4     1          4   6 MO LIBOR    7/12/2006  Opteum       Opteum
8500013107    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8500013084    2.25     1       2.25   6 MO LIBOR    7/4/2006   Opteum       Opteum
8500013082    2.25     1       2.25   6 MO LIBOR    7/13/2006  Opteum       Opteum
8500013081    2.25     1       2.25   6 MO LIBOR    7/5/2006   Opteum       Opteum
8500012746    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012742    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8500012736    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012734       4     1          4   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012732     4.5     1        4.5   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012731    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012728   4.125     1      4.125   6 MO LIBOR    6/28/2006  Opteum       Opteum
8500012727    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012726    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012725       4     1          4   6 MO LIBOR    6/28/2006  Opteum       Opteum
8500012723    4.25     1       4.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012613    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012612    2.75     1       2.75   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500012610    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
8500012602    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012598    2.75     1       2.75   6 MO LIBOR    6/10/2006  Opteum       Opteum
8500012597    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8500012596    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500012578    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500012575    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500012574    2.75     1       2.75   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012572    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
8500012566    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
8500012565    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012562    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500012557    2.25     1       2.25   6 MO LIBOR    4/27/2006  Opteum       Opteum
8500012553    2.75     1       2.75   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500012545    2.25     1       2.25   6 MO LIBOR    7/3/2006   Opteum       Opteum
8500012544    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500012543    2.75     1       2.75   6 MO LIBOR    5/13/2006  Opteum       Opteum
8500012540    2.25     1       2.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
8500012538    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500012523    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012522    2.25     1       2.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
8500012520    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012485    2.25     1       2.25   6 MO LIBOR    6/11/2006  Opteum       Opteum
8500012480    2.25     1       2.25   6 MO LIBOR    6/24/2006  Opteum       Opteum
8500012477    4.75     1       4.75   6 MO LIBOR    6/29/2006  Opteum       Opteum
8500012476       4     1          4   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012474     4.5     1        4.5   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012469    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
8500012466    4.25     1       4.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012462    4.25     1       4.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
8500012460    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012391    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012387    3.25     1       3.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012386    3.25     1       3.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
8500012383    3.25     1       3.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
8500012380    3.25     1       3.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012379    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012375    3.25     1       3.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012373    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500012361    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012360    2.75     1       2.75   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012358    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012351    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012346    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012345    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012344    3.25     1       3.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
8500012273    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500012270    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500012260    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500012239    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500012236    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012227    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012217    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
8500012213    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012208    2.25     2       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8500012207    2.25     2       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012205    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500012032    3.25     1       3.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500012024    3.25     1       3.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012023    3.25     1       3.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8500012020    3.25     1       3.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8500012018    3.25     1       3.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500012017    3.25     1       3.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012015    3.25     1       3.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012014    2.25     1       3.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012013    3.25     1       3.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012002    3.25     1       3.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500012001    3.25     1       3.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
8500011998    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8500011979    2.75     1       2.75   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011969    2.75     1       2.75   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500011968    2.75     1       2.75   6 MO LIBOR    6/4/2006   Opteum       Opteum
8500011957       4     1          4   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500011941    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011937   4.625     1      4.625   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011918       4     1          4   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011910    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500011892    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500011889    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
8500011887    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011884    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500011883    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011873    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500011870    2.25     1       2.25   6 MO LIBOR    5/27/2006  Opteum       Opteum
8500011801    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011797    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011793    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011785    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011764    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011754    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011752    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011746    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011743    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011738    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
8500011730    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011708    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500011707    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011692    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500011687    2.25     1       2.25   6 MO LIBOR    6/3/2006   Opteum       Opteum
8500011686    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
8500011684    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011678    2.75     2       2.75   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500011670    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011660    2.25     1       2.25   6 MO LIBOR    5/27/2006  Opteum       Opteum
8500011656    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011653    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
8500011650    2.25     1       2.25   6 MO LIBOR    4/13/2006  Opteum       Opteum
8500011643    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500011642    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011447    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500011436    2.25     2       2.25   6 MO LIBOR    5/20/2006  Opteum       Opteum
8500011430    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011393    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8500011386   3.375     1      3.375   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500011382    3.25     1       3.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
8500011381       3     1          3   6 MO LIBOR    5/1/2006   Opteum       Opteum
8500011374   3.125     1      3.125   6 MO LIBOR    5/13/2006  Opteum       Opteum
8500011373       4     1          4   6 MO LIBOR    5/13/2006  Opteum       Opteum
8500011341    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
8500011289    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
8500011282    2.75     1       2.75   6 MO LIBOR    5/16/2006  Opteum       Opteum
8500011281    2.25     1       2.25   6 MO LIBOR    3/22/2006  Opteum       Opteum
8500011279    2.25     1       2.25   6 MO LIBOR    4/5/2006   Opteum       Opteum
8500011274    2.25     1       2.25   6 MO LIBOR    5/2/2006   Opteum       Opteum
8500011273    2.75     1       2.75   6 MO LIBOR    5/1/2006   Opteum       Opteum
8500011270    2.25     1       2.25   6 MO LIBOR    3/27/2006  Opteum       Opteum
8500011265    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
8500011259    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
8500011258    2.25     1       2.25   6 MO LIBOR    5/1/2006   Opteum       Opteum
8500011250    2.75     1       2.75   6 MO LIBOR    5/3/2006   Opteum       Opteum
8500011249    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
8500011248    2.75     1       2.75   6 MO LIBOR    4/27/2006  Opteum       Opteum
8500011246    2.75     1       2.75   6 MO LIBOR    4/19/2006  Opteum       Opteum
8500011243    2.75     1       2.75   6 MO LIBOR    4/6/2006   Opteum       Opteum
8500011242    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500011241    2.25     1       2.25   6 MO LIBOR    3/17/2006  Opteum       Opteum
8500011234    2.75     1       2.75   6 MO LIBOR    4/13/2006  Opteum       Opteum
8500010987    2.25     1       2.25   6 MO LIBOR    4/22/2006  Opteum       Opteum
8500010984    2.25     1       2.25   6 MO LIBOR    4/20/2006  Opteum       Opteum
8500010546    2.25     1       2.25   6 MO LIBOR    3/24/2006  Opteum       Opteum
8500010542    2.25     1       2.25   6 MO LIBOR    4/2/2006   Opteum       Opteum
8500010506     3.5     1        3.5   6 MO LIBOR    3/27/2006  Opteum       Opteum
8500010501    2.25     1       2.25   6 MO LIBOR    3/15/2006  Opteum       Opteum
8500010304    2.25     2       2.25   6 MO LIBOR    3/24/2006  Opteum       Opteum
8500010294    2.25     2       2.25   6 MO LIBOR    3/23/2006  Opteum       Opteum
8500010289    2.25     2       2.25   6 MO LIBOR    3/28/2006  Opteum       Opteum
8500010288    2.25     2       2.25   6 MO LIBOR    3/22/2006  Opteum       Opteum
8500010287    2.25     2       2.25   6 MO LIBOR    3/23/2006  Opteum       Opteum
8500010284    2.25     2       2.25   6 MO LIBOR    3/20/2006  Opteum       Opteum
8500012608    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
8500012595    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012558    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
8500012550    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500012530    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500012029    3.25     1       3.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500012006    3.25     1       3.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011963    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8500011694    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
8500011691    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011677    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8500011657    2.25     2       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8500011439    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500011435    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
8500011426    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011403    2.25     1       2.25   6 MO LIBOR    5/16/2006  Opteum       Opteum
8500011358       3     1          3   6 MO LIBOR    5/1/2006   Opteum       Opteum
8500011236    2.25     1       2.25   6 MO LIBOR    4/13/2006  Opteum       Opteum
8500010978    2.25     1       2.25   6 MO LIBOR    4/23/2006  Opteum       Opteum
8500010529    2.25     2       2.25   6 MO LIBOR    4/6/2006   Opteum       Opteum
8500010300    2.25     2       2.25   6 MO LIBOR    3/27/2006  Opteum       Opteum
8500010295    2.25     2       2.25   6 MO LIBOR    3/28/2006  Opteum       Opteum
8500012741    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012381    3.25     1       3.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8500012374    3.25     1       3.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
8500012266    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500012010    3.25     1       3.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500012008    3.25     1       3.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8500011344    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8500012609    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500012513    2.75     1       2.75   6 MO LIBOR    5/24/2006  Opteum       Opteum
8500012501    2.75     1       2.75   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012488    2.75     1       2.75   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500012389    3.25     1       3.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012385    3.25     1       3.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
8500012276    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500012259    2.25     1       2.25   6 MO LIBOR    3/3/2006   Opteum       Opteum
8500012252    2.75     1       2.75   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500011974    2.75     1       2.75   6 MO LIBOR    6/2/2006   Opteum       Opteum
8500011877    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8500011749    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011737    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
8500011729    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
8500011728    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8500011724    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8500011682    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
8500011240    2.75     1       2.75   6 MO LIBOR    1/23/2006  Opteum       Opteum
8500011035     4.5     1        4.5   6 MO LIBOR    4/22/2006  Opteum       Opteum
8500011029     4.5     1        4.5   6 MO LIBOR    4/26/2006  Opteum       Opteum
8500011018     4.5     1        4.5   6 MO LIBOR    4/19/2006  Opteum       Opteum
8500010305    3.25     1       3.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500012499    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
8500012263    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500012253    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500012245    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
8500012007    3.25     1       3.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
8500012384    3.25     1       3.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
8500011680    2.75     1       2.75   6 MO LIBOR    4/26/2006  Opteum       Opteum
8500011014     4.5     1        4.5   6 MO LIBOR    4/7/2006   Opteum       Opteum
8500010319    3.25     1       3.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010315    3.25     1       3.25   6 MO LIBOR    3/1/2006   Opteum       Opteum
8500012498    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
8500012219    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
8500012212    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
8500012211    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8500011685    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
8500011672    2.25     2       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
8500011449    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8500011444    2.25     2       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
8500011401    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500011351    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
8500011346    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
8500011345    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
8500011337    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
8500010994    2.25     1       2.25   6 MO LIBOR    4/25/2006  Opteum       Opteum
8500010981    2.25     1       2.25   6 MO LIBOR    4/20/2006  Opteum       Opteum
8500010979    2.25     1       2.25   6 MO LIBOR    4/24/2006  Opteum       Opteum
8500010545    2.25     1       2.25   6 MO LIBOR    4/4/2006   Opteum       Opteum
8500010541    2.25     2       2.25   6 MO LIBOR    4/4/2006   Opteum       Opteum
8500010531    2.25     1       2.25   6 MO LIBOR    3/28/2006  Opteum       Opteum
8500010527    2.25     2       2.25   6 MO LIBOR    4/6/2006   Opteum       Opteum
8500010296    2.25     2       2.25   6 MO LIBOR    3/14/2006  Opteum       Opteum
8500010286    2.25     2       2.25   6 MO LIBOR    3/28/2006  Opteum       Opteum
1315003500    2.25     1       2.25   6 MO LIBOR    8/31/2006  Opteum       Opteum
1312004497    2.25     1       2.25   6 MO LIBOR    7/11/2006  Opteum       Opteum
1312004335    2.25     1       2.25   6 MO LIBOR    5/16/2006  Opteum       Opteum
1112000698    2.25     1       2.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
1106000787    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
1707101028   7.375     1       5.75   6 MO LIBOR    7/6/2006   Opteum       Opteum
1120100262   9.125     1       6.75   6 MO LIBOR    6/26/2006  Opteum       Opteum
1105114865    8.75     1       6.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
1105114449    9.25     1          7   6 MO LIBOR    6/9/2006   Opteum       Opteum
1105113964   8.125     1       5.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8600013479    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
8600013315    2.25     1       2.25   6 MO LIBOR    5/2/2006   Opteum       Opteum
1707101356    2.25     1       2.25   6 MO LIBOR    8/14/2006  Opteum       Opteum
1707100819    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
1701123079    2.25     1       2.25   6 MO LIBOR    7/1/2006   Opteum       Opteum
1701122044    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
1312004541    2.25     1       2.25   6 MO LIBOR    7/28/2006  Opteum       Opteum
1311005073    2.25     1       2.25   6 MO LIBOR    8/28/2006  Opteum       Opteum
1120100245    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1112000695    2.25     1       2.25   6 MO LIBOR    7/17/2006  Opteum       Opteum
1112000681    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
1105115140    2.25     1       2.25   6 MO LIBOR    7/21/2006  Opteum       Opteum
1105114603    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
1105114590    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
1105114436    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
1105114249    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
1706102166   9.625     1          7   6 MO LIBOR    6/15/2006  Opteum       Opteum
1701122046    7.75     1      5.625   6 MO LIBOR    5/18/2006  Opteum       Opteum
1301002173  10.375     1      8.375   6 MO LIBOR    8/23/2006  Opteum       Opteum
1105114702   9.625     1        6.5   6 MO LIBOR    6/14/2006  Opteum       Opteum
8600013841    2.25     1       2.25   6 MO LIBOR    7/18/2006  Opteum       Opteum
8500011060    2.25     1       2.25   6 MO LIBOR    4/27/2006  Opteum       Opteum
8600013673       4     1          4   6 MO LIBOR    6/13/2006  Opteum       Opteum
8500010714    3.25     1       3.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
1705000784    3.25     1       3.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1101003339    3.25     1       3.25   6 MO LIBOR    5/18/2006  Opteum       Opteum
8600014531    2.25     1       2.25   6 MO LIBOR    8/1/2006   Opteum       Opteum
8600014316    2.25     1       2.25   6 MO LIBOR    7/27/2006  Opteum       Opteum
8600014314    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
8600014170    2.25     1       2.25   6 MO LIBOR    8/2/2006   Opteum       Opteum
8600014139    2.25     1       2.25   6 MO LIBOR    7/24/2006  Opteum       Opteum
8600014131    2.25     1       2.25   6 MO LIBOR    7/21/2006  Opteum       Opteum
8600014028    2.25     1       2.25   6 MO LIBOR    8/11/2006  Opteum       Opteum
8600013980    2.25     1       2.25   6 MO LIBOR    7/27/2006  Opteum       Opteum
8600013862    2.25     1       2.25   6 MO LIBOR    7/20/2006  Opteum       Opteum
8600013846    3.75     1       3.75   6 MO LIBOR    7/7/2006   Opteum       Opteum
8600013825    2.25     1       2.25   6 MO LIBOR    7/15/2006  Opteum       Opteum
8600013798    3.75     1       3.75   6 MO LIBOR    6/27/2006  Opteum       Opteum
8600013775    3.75     1       3.75   6 MO LIBOR    7/12/2006  Opteum       Opteum
8600013766    2.25     1       2.25   6 MO LIBOR    6/24/2006  Opteum       Opteum
8600013759    3.25     1       3.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
8600013753    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8600013749    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
8600013745    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
8600013735    3.75     1       3.75   6 MO LIBOR    6/23/2006  Opteum       Opteum
8600013733    2.25     1       2.25   6 MO LIBOR    8/11/2006  Opteum       Opteum
8600013729   2.875     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
8600013724   2.875     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
8600013698    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
8600013665    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8600013643    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
8600013637    3.75     1       3.75   6 MO LIBOR    6/20/2006  Opteum       Opteum
8600013570    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
8600013561    3.75     1       3.75   6 MO LIBOR    6/2/2006   Opteum       Opteum
8600013555    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8600013552    3.75     1       3.75   6 MO LIBOR    6/15/2006  Opteum       Opteum
8600013542    2.25     2       2.25   6 MO LIBOR    4/4/2006   Opteum       Opteum
8600013530    3.25     1       3.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
8600013516    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
8600013500   2.875     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
8600013484    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
8600013447    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
8600013444    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
8600013426   2.625     1       2.25   6 MO LIBOR    5/16/2006  Opteum       Opteum
8600013424    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8600013423    2.25     1       2.25   6 MO LIBOR    5/8/2006   Opteum       Opteum
8600013394    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
8600013377    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
8600013350    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
8600013293    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
8600013290    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
8600013258    2.25     1       2.25   6 MO LIBOR    4/13/2006  Opteum       Opteum
8600013244    2.25     1       2.25   6 MO LIBOR    5/1/2006   Opteum       Opteum
8600013178    2.25     1       2.25   6 MO LIBOR    4/20/2006  Opteum       Opteum
8500011164    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500011160    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500011159    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500011143    2.25     1       2.25   6 MO LIBOR    4/25/2006  Opteum       Opteum
8500011141    2.25     1       2.25   6 MO LIBOR    4/24/2006  Opteum       Opteum
8500011102    2.25     1       2.25   6 MO LIBOR    4/27/2006  Opteum       Opteum
8500011081    2.25     1       2.25   6 MO LIBOR    4/26/2006  Opteum       Opteum
8500011040    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500011038    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
8500010793    2.25     1       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010774    2.25     1       2.25   6 MO LIBOR    3/30/2006  Opteum       Opteum
8500010764    2.25     1       2.25   6 MO LIBOR    3/30/2006  Opteum       Opteum
8500010761    2.25     1       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010753    2.25     1       2.25   6 MO LIBOR    3/28/2006  Opteum       Opteum
8500010732    2.25     1       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010703    2.25     1       2.25   6 MO LIBOR    3/29/2006  Opteum       Opteum
8500010701    2.25     1       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010700    2.25     1       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010696    2.25     1       2.25   6 MO LIBOR    3/31/2006  Opteum       Opteum
8500010675    2.25     1       2.25   6 MO LIBOR    3/29/2006  Opteum       Opteum
1901026190    2.25     1       2.25   6 MO LIBOR    7/5/2006   Opteum       Opteum
1901025743    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1901025693    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1707101402    2.25     1       2.25   6 MO LIBOR    8/8/2006   Opteum       Opteum
1707101346    2.25     1       2.25   6 MO LIBOR    7/25/2006  Opteum       Opteum
1707101344    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1707101301    2.25     1       2.25   6 MO LIBOR    7/24/2006  Opteum       Opteum
1707101086    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1707101036    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
1707100994    2.25     1       2.25   6 MO LIBOR    7/12/2006  Opteum       Opteum
1707100987    2.25     1       2.25   6 MO LIBOR    7/7/2006   Opteum       Opteum
1707100969    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
1707100943    2.25     1       2.25   6 MO LIBOR    7/10/2006  Opteum       Opteum
1707100938    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
1707100932    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
1707100928    2.25     1       2.25   6 MO LIBOR    7/5/2006   Opteum       Opteum
1707100895    2.25     1       2.25   6 MO LIBOR    7/5/2006   Opteum       Opteum
1707100765    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1707100757    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1707100741    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
1707100727    2.25     1       2.25   6 MO LIBOR    6/27/2006  Opteum       Opteum
1707100680    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
1707100671    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
1707100669    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1707100667    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1707100664    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
1707100659    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1707100633    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1707100604    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
1707100573    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1707100484    2.25     1       2.25   6 MO LIBOR    5/10/2006  Opteum       Opteum
1707100456    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
1707100359    2.25     1       2.25   6 MO LIBOR    4/14/2006  Opteum       Opteum
1706102263    2.25     1       2.25   6 MO LIBOR    7/19/2006  Opteum       Opteum
1706102258    2.25     1       2.25   6 MO LIBOR    7/10/2006  Opteum       Opteum
1706102244    2.25     1       2.25   6 MO LIBOR    7/6/2006   Opteum       Opteum
1706102218    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
1706102210    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
1706102186    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
1706102183    2.25     1       2.25   6 MO LIBOR    6/19/2006  Opteum       Opteum
1706102173    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
1706102152    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1706102144    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
1706102135    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1706102112    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
1706102109    2.25     1       2.25   6 MO LIBOR    6/8/2006   Opteum       Opteum
1706102103    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1706102099    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
1706102091    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1706102081    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
1706102062    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1706102023    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1706102013    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1706101987    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
1706101982    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
1706101971    2.25     1       2.25   6 MO LIBOR    6/2/2006   Opteum       Opteum
1706101964    2.25     1       2.25   6 MO LIBOR    5/11/2006  Opteum       Opteum
1706101956    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
1706101929    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
1706101897    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
1706101872    2.25     1       2.25   6 MO LIBOR    5/16/2006  Opteum       Opteum
1706101786    2.25     1       2.25   6 MO LIBOR    5/9/2006   Opteum       Opteum
1705000788    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1703103561    2.25     1       2.25   6 MO LIBOR    5/1/2006   Opteum       Opteum
1701124203    2.25     1       2.25   6 MO LIBOR    8/17/2006  Opteum       Opteum
1701123487    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1701123452    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1701123450    2.25     1       2.25   6 MO LIBOR    7/20/2006  Opteum       Opteum
1701123393    2.25     1       2.25   6 MO LIBOR    8/3/2006   Opteum       Opteum
1701123389    2.25     1       2.25   6 MO LIBOR    7/19/2006  Opteum       Opteum
1701123304    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
1701123217    2.25     1       2.25   6 MO LIBOR    7/19/2006  Opteum       Opteum
1701123165    2.25     1       2.25   6 MO LIBOR    7/17/2006  Opteum       Opteum
1701123103    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
1701122990    2.25     1       2.25   6 MO LIBOR    7/7/2006   Opteum       Opteum
1701122971    2.25     1       2.25   6 MO LIBOR    7/3/2006   Opteum       Opteum
1701122846    2.25     1       2.25   6 MO LIBOR    6/26/2006  Opteum       Opteum
1701122823    2.25     1       2.25   6 MO LIBOR    7/1/2006   Opteum       Opteum
1701122821    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
1701122776    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
1701122741    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
1701122673    2.25     1       2.25   6 MO LIBOR    6/12/2006  Opteum       Opteum
1701122642    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
1701122617    2.25     1       2.25   6 MO LIBOR    7/25/2006  Opteum       Opteum
1701122564    2.25     1       2.25   6 MO LIBOR    7/10/2006  Opteum       Opteum
1701122560    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1701122548    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
1701122546    2.25     1       2.25   6 MO LIBOR    6/14/2006  Opteum       Opteum
1701122544    2.25     1       2.25   6 MO LIBOR    6/5/2006   Opteum       Opteum
1701122532    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
1701122517    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1701122503    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
1701122470    2.25     1       2.25   6 MO LIBOR    7/3/2006   Opteum       Opteum
1701122458    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1701122456    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
1701122401    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
1701122392    2.25     1       2.25   6 MO LIBOR    6/6/2006   Opteum       Opteum
1701122355    2.25     1       2.25   6 MO LIBOR    5/26/2006  Opteum       Opteum
1701122353    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1701122295    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1701122292    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1701122285    2.25     1       2.25   6 MO LIBOR    6/13/2006  Opteum       Opteum
1701122283    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
1701122266    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
1701122253    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1701122208    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
1701122189    2.25     1       2.25   6 MO LIBOR    6/7/2006   Opteum       Opteum
1701121970    2.25     1       2.25   6 MO LIBOR    5/3/2006   Opteum       Opteum
1701121892    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
1701121888    2.25     1       2.25   6 MO LIBOR    5/1/2006   Opteum       Opteum
1701121871    2.25     1       2.25   6 MO LIBOR    5/9/2006   Opteum       Opteum
1701121851    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
1701121756    2.25     1       2.25   6 MO LIBOR    5/4/2006   Opteum       Opteum
1330000146    2.25     1       2.25   6 MO LIBOR    8/11/2006  Opteum       Opteum
1326001123    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1326001110    2.25     1       2.25   6 MO LIBOR    7/28/2006  Opteum       Opteum
1326001022    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
1323001621    2.25     1       2.25   6 MO LIBOR    6/23/2006  Opteum       Opteum
1323001612    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
1323001607    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1322000383    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
1322000362    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
1322000353    2.25     1       2.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
1312004543    2.25     1       2.25   6 MO LIBOR    7/31/2006  Opteum       Opteum
1312004475    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1312004450    2.25     1       2.25   6 MO LIBOR    6/9/2006   Opteum       Opteum
1311005053    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1311004897    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
1311004887    2.25     1       2.25   6 MO LIBOR    5/30/2006  Opteum       Opteum
1310012777    2.25     1       2.25   6 MO LIBOR    8/3/2006   Opteum       Opteum
1310012657    2.25     1       2.25   6 MO LIBOR    6/16/2006  Opteum       Opteum
1310012637    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1310012623    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1310012539    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
1310012479    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
1310012375    2.25     1       2.25   6 MO LIBOR    5/17/2006  Opteum       Opteum
1309008785    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1120100260    2.25     1       2.25   6 MO LIBOR    7/3/2006   Opteum       Opteum
1120100232    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
1115103469    2.25     1       2.25   6 MO LIBOR    7/27/2006  Opteum       Opteum
1115103389    2.25     1       2.25   6 MO LIBOR    8/24/2006  Opteum       Opteum
1115103300    2.25     1       2.25   6 MO LIBOR    6/20/2006  Opteum       Opteum
1115103205    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1111002563    2.25     1       2.25   6 MO LIBOR    7/19/2006  Opteum       Opteum
1111002533    2.25     1       2.25   6 MO LIBOR    7/27/2006  Opteum       Opteum
1111002478    2.25     1       2.25   6 MO LIBOR    7/5/2006   Opteum       Opteum
1111001848    2.25     1       2.25   6 MO LIBOR    6/30/2006  Opteum       Opteum
1105115435    2.25     1       2.25   6 MO LIBOR    8/9/2006   Opteum       Opteum
1105114983    2.25     1       2.25   6 MO LIBOR    7/7/2006   Opteum       Opteum
1105114928    2.25     1       2.25   6 MO LIBOR    7/6/2006   Opteum       Opteum
1105114657    2.25     1       2.25   6 MO LIBOR    8/18/2006  Opteum       Opteum
1105114652    2.25     1       2.25   6 MO LIBOR    7/20/2006  Opteum       Opteum
1105114640    2.25     1       2.25   6 MO LIBOR    6/28/2006  Opteum       Opteum
1105114617    2.25     1       2.25   6 MO LIBOR    6/15/2006  Opteum       Opteum
1105114440    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1105114431    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
8600012946    2.25     1       2.25   6 MO LIBOR    4/1/2006   Opteum       Opteum
8500011165    2.25     1       2.25   6 MO LIBOR    4/28/2006  Opteum       Opteum
1706102257    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1706101967    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
1701122827    2.25     1       2.25   6 MO LIBOR    7/12/2006  Opteum       Opteum
1701122054    2.25     1       2.25   6 MO LIBOR    5/22/2006  Opteum       Opteum
1701121713    2.25     1       2.25   6 MO LIBOR    5/5/2006   Opteum       Opteum
1707100742   2.375     1      2.875   6 MO LIBOR    6/2/2006   Opteum       Opteum
1706101880   2.375     1      2.875   6 MO LIBOR    5/12/2006  Opteum       Opteum
1707100628    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
1701122146    2.25     1       2.25   6 MO LIBOR    5/23/2006  Opteum       Opteum
1323001641    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
1312004403    2.25     1       2.25   6 MO LIBOR    5/25/2006  Opteum       Opteum
1115103157    2.25     1       2.25   6 MO LIBOR    5/24/2006  Opteum       Opteum
1112000693    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1105114566    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
1701122983   2.375     1      2.875   6 MO LIBOR    6/29/2006  Opteum       Opteum
1703103670    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1323001635    2.25     1       2.25   6 MO LIBOR    7/14/2006  Opteum       Opteum
1125100042    2.25     1       2.25   6 MO LIBOR    7/31/2006  Opteum       Opteum
1120100285    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1115103368    2.25     1       2.25   6 MO LIBOR    7/10/2006  Opteum       Opteum
1115103353    2.25     1       2.25   6 MO LIBOR    6/21/2006  Opteum       Opteum
1115103251    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1125100128    2.25     1       2.25   6 MO LIBOR    8/10/2006  Opteum       Opteum
1707101072    2.25     1       2.25   6 MO LIBOR    7/10/2006  Opteum       Opteum
1115103201    2.25     1       2.25   6 MO LIBOR    5/19/2006  Opteum       Opteum
1701122833    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1316001985    2.25     1       2.25   6 MO LIBOR    5/31/2006  Opteum       Opteum
1706102290    2.25     1       2.25   6 MO LIBOR    7/18/2006  Opteum       Opteum
1105114262    2.25     1       2.25   6 MO LIBOR    5/12/2006  Opteum       Opteum
1701122174    2.25     1       2.25   6 MO LIBOR    5/15/2006  Opteum       Opteum
1301002053    2.25     1       2.25   6 MO LIBOR    6/1/2006   Opteum       Opteum
1105114761    2.25     1      2.375   6 MO LIBOR    6/15/2006  Opteum       Opteum
1707101276    2.25     1       2.25   6 MO LIBOR    7/26/2006  Opteum       Opteum
1316001952    2.25     1       2.25   6 MO LIBOR    6/29/2006  Opteum       Opteum
1105115931   2.375     1      2.375   6 MO LIBOR    9/18/2006  Opteum       Opteum
1901026737    2.25     1       2.25   6 MO LIBOR    9/8/2006   Opteum       Opteum
8600013780    2.25     1       2.25   6 MO LIBOR    6/22/2006  Opteum       Opteum
1701123971    3.25     1       3.25   6 MO LIBOR    8/22/2006  Opteum       Opteum
1701124498   2.875     1      2.875   6 MO LIBOR    8/30/2006  Opteum       Opteum
8600014009    3.75     1       3.75   6 MO LIBOR    7/21/2006  Opteum       Opteum
8600014426    2.25     1       2.25   6 MO LIBOR    8/21/2006  Opteum       Opteum
1701124595    2.25     1       2.25   6 MO LIBOR    9/8/2006   Opteum       Opteum
8600014381    2.25     1       2.25   6 MO LIBOR    8/27/2006  Opteum       Opteum
1105113265   9.375     1        7.5   6 MO LIBOR    3/14/2006  Opteum       Opteum

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                               September 29, 2006

To: U.S. Bank National Association
    4527 Metropolitan Ct., Suite C
    Frederick, MD 21704
    Attention: Tina Radtke

Re: The Pooling and Servicing Agreement dated September 29, 2006, among Banc of
    America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
    Securities Administrator and Master Servicer, and U.S. Bank National
    Association, as Trustee.

     In connection with the administration of the Mortgage Loans held by you, as
Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____ 1.   Mortgage Paid in Full

____ 2.   Foreclosure

____ 3.   Substitution

____ 4.   Other Liquidation

____ 5.   Nonliquidation                             Reason:
                                                             -------------------

                                           By:
                                               ---------------------------------
                                                (authorized signer of Servicer)

                                           Issuer:
                                                   -----------------------------
                                           Address:
                                                    ----------------------------

                                           ------------------------------------

                                           Date:
                                                 -------------------------------

                                       E-1

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

----------------------------------   ---------------
Signature     Date

Documents returned to Custodian:

-----------------------------------  ----------------
Custodian     Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                               September 29, 2006

     [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated September 29, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee.

                                        [_______________],

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-H

Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
    Series 2006-H, Class ___, having an initial aggregate Certificate Balance as of September 29, 2006 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated September 29, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator
and Master Servicer, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a)
     offered, transferred, pledged, sold or otherwise disposed of any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a
     Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a)
     through (e) hereof) would constitute a distribution of the Transferred
     Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of
     Section 5 of the 1933 Act or

                                      G-1-1

     any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                          Very truly yours,

                                          --------------------------------------
                                          (Transferor)

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-H

     Re:  Banc of America Funding Corporation, Mortgage Pass-Through
          Certificates, Series 2006-H, Class ___, having an initial aggregate
          Certificate Balance as of September 29, 2006 of $_________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated September 29, 2006, among Banc of America
Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator and Master Servicer, and U.S. Bank National Association, as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the
     Transferred Certificates for its own account or for the account of another
     Qualified Institutional Buyer, and understands that such Transferred
     Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional
     Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism

                                     G-2A-1

     associated with the Transferred Certificate, and (f) all related matters, that it has requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
     Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2A-2

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

     ___  Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___  Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___  Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

----------
(1) Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

          association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
          Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___  Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ___  State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___  ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
          1974.

     ___  Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___  Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.
For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

                                     G-2A-5

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ____   ____   Will the Transferee be purchasing the Transferred
     Yes    No     Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule
144A because (i) the Transferee is an investment company registered under the
Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of
Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ___  The Transferee owned and/or invested on a discretionary basis
          $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
          (such amount being calculated in accordance with Rule 144A).

     ___  The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
          Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ____   ____   Will the Transferee be purchasing the Transferred
     Yes    No     Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-H

     Re:  Banc of America Funding Corporation, Mortgage Pass-Through
          Certificates, Series 2006-H, Class ___, having an initial aggregate
          Certificate Principal Balance as of September 29, 2006 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
September 29, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the
Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the
Securities Administrator is obligated so to register or qualify the Transferred
Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the
Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an

                                     G-2B-1

expense of the Securities Administrator or the Depositor and (ii) the Securities
Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and
Servicing Agreement as Exhibit G-1 and a certificate from such
Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and
(ii) shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
     WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
     TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND
     IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT
     REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
     BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL
     RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT
     OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS
     AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
     WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT
     IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR
     SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE
     TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A
     REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
     ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF,
     ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE
     OR (B) IN THE CASE OF ANY PRIVATE CERTIFICATE (OTHER THAN A CLASS CE OR
     CLASS P CERTIFICATE), IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF
     FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
     ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION
     CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)),
     THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
     ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON

                                     G-2B-2

     BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE
     SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE
     95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL
     RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE
     DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
     ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH
     PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE
     SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
     PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
     NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
     MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
     SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR
     THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
     POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE
     OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
     REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE
     UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE
     OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES
     ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
     ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS
     WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through
(d) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred
Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the
Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and

                                     G-2B-3

servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the
Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred
Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-H

     Re:  Banc of America Funding Corporation, Mortgage Pass-Through
          Certificates, Series 2006-H, Class ___, having an initial aggregate
          Certificate Principal Balance as of September 29, 2006 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated September 29, 2006, among Banc of
America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator and Master Servicer, and U.S. Bank National Association, as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

     (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal
Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

     (b) with respect to any ERISA Restricted Certificate other than a Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
M-8, Class CE, Class P or Class 1-A-R Certificate, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an
"insurance company general account" (as defined in Section V(e) of Prohibited
Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60)
at the date of

                                      H-1

acquisition and all Plans that have an interest in such general account are
Plans to which PTE 95-60 applies.

     Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                      H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-H

STATE OF    )
            ) ss:
COUNTY OF   )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 29, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the
Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual
Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The
Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted
Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership"
under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual

                                      I-1

knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual
Certificate.

     9. The taxpayer identification number of the Transferee's nominee is
___________.

     10. The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

     11. The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                      I-2

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S.
Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections
1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of, or using assets of, such a plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                      * * *

                                      I-3

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     Personally appeared before me the above-named ____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of _______________________,
____

                                        ----------------------------------------
                                                      NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                      I-4

                                  ATTACHMENT A

                                       to

 AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986,
                     AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[_]  The consideration paid to the Transferee to acquire the Residual
     Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
     1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
     Code and the compounding period used by the Transferee.

                                       OR

[_]  The transfer of the Residual Certificate complies with U.S. Treasury
     Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

     (i)   the Transferee is an "eligible corporation," as defined in U.S.
           Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

     (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of
           $100 million and net assets in excess of $10 million;

     (iii) the Transferee will transfer the Residual Certificate only to another
           "eligible corporation," as defined in U.S. Treasury Regulations
           Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and
           Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

     (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions
           (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment
           assumptions, tax rates and other factors specific to the Transferee)
           that it has determined in good faith; and

                                      I-5

     (v)   in the event of any transfer of the Residual Certificate by the
           Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                      I-6

                                    EXHIBIT J
                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                      J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                               September 29, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention: Corporate Trust Services - BAFC 2006-H

     Re:  The Pooling and Servicing Agreement, dated September 29, 2006 (the
          "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
          Bank, N.A., as securities administrator and master servicer, and U.S.
          Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      K-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [_____________________,
                                        as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                             [____________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention: Corporate Trust Services - BAFC 2006-H

     Re:  The Pooling and Servicing Agreement, dated September 29, 2006 (the
          "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
          Bank, N.A., as securities administrator and master servicer, and U.S.
          Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      L-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [_____________________,
                                        as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-H

     I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1.   I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
     Form 10-K of the Banc of America Funding 2006-H Trust (the "Exchange Act
     Periodic Reports");

2.   Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.   I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic
     Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated September 29, 2006, among Banc of America
     Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee; and

5.   All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
     1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, Cenlar FSB, Countrywide Home Loans Servicing LP, GreenPoint
Mortgage Funding, Inc., IndyMac Bank, F.S.B., Opteum Financial Services, LLC and
U.S. Bank National Association.
                               [_________], 20[__]

                                      M-1

                                    EXHIBIT N

                           Relevant Servicing Criteria

         For purposes of this Exhibit Q, "CW" shall refer to Countrywide, "GP"
shall refer to GreenPoint, "IM" shall refer to IndyMac, "O" shall refer to
Opteum and "WFB" shall refer to Wells Fargo Bank, each in its capacity as a
Servicer.

                                      SERVICING CRITERIA                                               PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------   ----------------------------------
    REFERENCE                                       CRITERIA
----------------   ---------------------------------------------------------------------------   ----------------------------------

                                         GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other    Master Servicer, Securities
                   triggers and events of default in accordance with the transaction             Administrator, BANA, CW, GP, IM, O
                   agreements.                                                                   and WFB

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,         Master Servicer, Securities
                   policies and procedures are instituted to monitor the third party's           Administrator, BANA, CW, GP, IM, O
                   performance and compliance with such servicing activities.                    and WFB

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up          Not applicable
                   servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party     BANA, CW, GP, IM, O and WFB
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                        CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial       Master Servicer, Securities
                   bank accounts and related bank clearing accounts no more than two business    Administrator, BANA, CW, GP, IM, O
                   days following receipt, or such other number of days specified in the         and  WFB
                   transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an         Master Servicer, Securities
                   investor are made only by authorized personnel.                               Administrator, BANA, CW, GP, IM, O
                                                                                                 and WFB

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or          Master Servicer, Securities
                   distributions, and any interest or other fees charged for such advances,      Administrator, BANA, CW, GP, IM, O
                   are made, reviewed and approved as specified in the transaction agreements.   and WFB

                                       N-1

                                      SERVICING CRITERIA                                               PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------   ----------------------------------
    REFERENCE                                       CRITERIA
----------------   ---------------------------------------------------------------------------   ----------------------------------

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or    Master Servicer, Securities
                   accounts established as a form of overcollateralization, are separately       Administrator, BANA, CW, GP, IM, O
                   maintained (e.g., with respect to commingling of cash) as set forth in the    and WFB
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository        Master Servicer, Securities
                   institution as set forth in the transaction agreements.  For purposes of      Administrator, BANA, CW, GP, IM, O
                   this criterion, "federally insured depository institution" with respect to    and WFB
                   a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
                   Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.         Master Servicer, Securities
                                                                                                 Administrator, BANA, CW, GP, IM, O
                                                                                                 and WFB

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed          Master Servicer, Securities
                   securities related bank accounts, including custodial accounts and related    Administrator, BANA, CW, GP, IM, O
                   bank clearing accounts.  These reconciliations are (A) mathematically         and WFB
                   accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of
                   days specified in the transaction agreements.

                                        INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are    Master Servicer, Securities
                   maintained in accordance with the transaction agreements and applicable       Administrator, BANA, CW, GP, IM, O
                   Commission requirements.   Specifically, such reports (A) are prepared in     and WFB
                   accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

                                       N-2

                                      SERVICING CRITERIA                                               PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------   ----------------------------------
    REFERENCE                                       CRITERIA
----------------   ---------------------------------------------------------------------------   ----------------------------------

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with        Master Servicer, Securities
                   timeframes, distribution priority and other terms set forth in the            Administrator, BANA, CW, GP, IM, O
                   transaction agreements.                                                       and WFB

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to      Master Servicer, Securities
                   the Servicer's investor records, or such other number of days specified in    Administrator, BANA, CW, GP, IM, O
                   the transaction agreements.                                                   and WFB

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled   Master Servicer, Securities
                   checks, or other form of payment, or custodial bank statements.               Administrator, BANA, CW, GP, IM, O
                                                                                                 and WFB

                                            POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the     Custodian, BANA, CW, GP, IM, O and
                   transaction agreements or related mortgage loan documents.                    WFB

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the        Custodian, BANA, CW, GP, IM, O and
                   transaction agreements                                                        WFB

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made,          BANA, CW, GP, IM, O and WFB
                   reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with    BANA, CW, GP, IM, O and WFB
                   the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the            BANA, CW, GP, IM, O and WFB
                   Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans    BANA, CW, GP, IM, O and WFB
                   (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

                                       N-3

                                      SERVICING CRITERIA                                               PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------   ----------------------------------
    REFERENCE                                       CRITERIA
----------------   ---------------------------------------------------------------------------   ----------------------------------

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications   BANA, CW, GP, IM, O and WFB
                   and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a     BANA, CW, GP, IM, O and WFB
                   mortgage loan is delinquent in accordance with the transaction agreements.
                   Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with      BANA, CW, GP, IM, O and WFB
                   variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow              BANA, CW, GP, IM, O and WFB
                   accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments)     BANA, CW, GP, IM, O and WFB
                   are made on or before the related penalty or expiration dates, as indicated
                   on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on       BANA, CW, GP, IM, O and WFB
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

                                       N-4

                                      SERVICING CRITERIA                                               PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------   ----------------------------------
    REFERENCE                                       CRITERIA
----------------   ---------------------------------------------------------------------------   ----------------------------------

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business     BANA, CW, GP, IM, O and WFB
                   days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and      Master Servicer, Securities
                   recorded in accordance with the transaction agreements.                       Administrator, BANA, CW, GP, IM, O
                                                                                                 and WFB

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)      Master Servicer and Securities
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in      Administrator
                   the transaction agreements.

                                       N-5

                                    EXHIBIT O

                         Additional Form 10-D Disclosure

                         ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-D                       PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
     ITEM 1: DISTRIBUTION AND POOL                   Master Servicer
        PERFORMANCE INFORMATION                  Securities Administrator
                                                        Depositor

Any information required by 1121 which
is NOT included on the Monthly
Statement

       ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against
the following entities or their
respective property, that is material
to Certificateholders, including any
proceeding sknown to be contemplated by
governmental authorities:

o Issuing Entity (Trust Fund)              Trustee, Master Servicer, Securities
                                               Administrator and Depositor

o Sponsor (Seller)                        Seller (if a party to the Pooling and
                                            Servicing Agreement) or Depositor

o Depositor                                             Depositor

o Trustee                                                Trustee

o Securities Administrator                       Securities Administrator

o Master Servicer                                    Master Servicer

o Custodian                                             Custodian

o 1110(b) Originator                                    Depositor

o Any 1108(a)(2) Servicer (other than                Master Servicer
the Master Servicer or Securities
Administrator)

o Any other party contemplated by                       Depositor
1100(d)(1)

 ITEM 3: SALE OF SECURITIES AND USE OF                  Depositor
                PROCEEDS

Information  from  Item 2(a) of Part II
of Form 10-Q:

With respect to any sale of securities
by the sponsor, depositor or issuing
entity, that are backed by the same
asset pool or are otherwise issued by
the issuing entity, whether or not
registered, provide the sales and use
of proceeds information in Item 701 of
Regulation S-K. Pricing information can
be omitted if securities were not
registered.

     ITEM 4: DEFAULTS UPON SENIOR              Securities Administrator
               SECURITIES

Information  from  Item 3 of Part II of
Form 10-Q:

                                       O-1

                       ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-D                       PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
Report the occurrence of any Event of
Default (after expiration of any grace
period and provision of any required
notice)

  ITEM 5: SUBMISSION OF MATTERS TO A             Securities Administrator
       VOTE OF SECURITY HOLDERS

Information from Item 4 of Part II of
Form 10-Q

 ITEM 6: SIGNIFICANT OBLIGORS OF POOL                   Depositor
                 ASSETS

Item 1112(b) - Significant Obligor
Financial Information*

*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.

    ITEM 7: SIGNIFICANT ENHANCEMENT
         PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*

o Determining applicable disclosure              Securities Administrator
threshold

o Requesting required financial                  Securities Administrator
information or effecting incorporation
by reference

Item 1115(b) - Derivative Counterparty
        Financial Information*

o Determining current maximum probable                  Depositor
exposure

o Determining current significance               Securities Administrator
percentage

o Requesting required financial                  Securities Administrator
information or effecting incorporation
by reference

     *This information need only be
   reported on the Form 10-D for the
  distribution period in which updated
  information is required pursuant to
               the Items.

       ITEM 8: OTHER INFORMATION              Any party responsible for the
                                           applicable Form 8-K Disclosure item

Disclose any information required to be
reported on Form 8-K during the period
covered by the Form 10-D but not
reported

            ITEM 9: EXHIBITS

Monthly Statement to Certificateholders          Securities Administrator

   Exhibits required by Item 601 of                     Depositor
   Regulation S-K, such as material
               agreements

                                       O-2

                                    EXHIBIT P

                         Additional Form 10-K Disclosure

                         ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-K                         PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
  ITEM 1B: UNRESOLVED STAFF COMMENTS                   Depositor

      ITEM 9B: OTHER INFORMATION           Any party responsible for disclosure
                                                     items on Form 8-K

Disclose any information required to be
reported on Form 8-K during the fourth
quarter covered by the Form 10-K but
not reported

     ITEM 15: EXHIBITS, FINANCIAL               Securities Administrator
          STATEMENT SCHEDULES                          Depositor

   REG AB ITEM 1112(B): SIGNIFICANT
        OBLIGORS OF POOL ASSETS

Significant Obligor Financial                          Depositor
Information*

*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.

     REG AB ITEM 1114(B)(2): CREDIT
     ENHANCEMENT PROVIDER FINANCIAL
              INFORMATION

o Determining applicable disclosure             Securities Administrator
threshold

o Requesting required financial                 Securities Administrator
information or effecting incorporation
by reference

*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.

    REG AB ITEM 1115(B): DERIVATIVE
  COUNTERPARTY FINANCIAL INFORMATION

o Determining current maximum probable                 Depositor
exposure

o Determining current significance             Securities Administrator
percentage

o Requesting required financial                Securities Administrator
information or effecting  incorporation
by reference

*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.

  REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against
the following entities or their
respective property, that is material
to Certificateholders, including any
proceeding sknown to be contemplated by

                                       P-1

                         ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
          ITEM ON FORM 10-K                          PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
governmental authorities:

o Issuing Entity (Trust Fund)             Trustee, Master Servicer, Securities
                                               Administrator and Depositor

o Sponsor (Seller)                        Seller (if a party to the Pooling and
                                            Servicing Agreement) or Depositor

o Depositor                                             Depositor

o Trustee                                                Trustee

o Securities Administrator                       Securities Administrator

o Master Servicer                                     Master Servicer

o Custodian                                             Custodian

o 1110(b) Originator                                    Depositor

o Any 1108(a)(2) Servicer (other than                 Master Servicer
the Master Servicer or Securities
Administrator)

o Any other party contemplated by                       Depositor
1100(d)(1)

  REG AB ITEM 1119: AFFILIATIONS AND
            RELATIONSHIPS

Whether (a) the Sponsor (Seller),                  Depositor as to (a)
Depositor or Issuing Entity is an                 Sponsor/Seller as to (a)
affiliate of the following parties, and
(b) to the extent known and material,
any of the following parties are
affiliated with one another:

o Master Servicer                                    Master Servicer

o Securities Administrator                      Securities Administrator

o Trustee                                                Trustee

o Any other 1108(a)(3) servicer                       Master Servicer

o Any 1110 Originator                                Depositor/Sponsor

o Any 1112(b) Significant Obligor                    Depositor/Sponsor

o Any 1114 Credit Enhancement Provider               Depositor/Sponsor

o Any 1115 Derivate Counterparty                     Depositor/Sponsor
Provider

o Any other 1101(d)(1) material party                Depositor/Sponsor

Whether there are any "outside the                   Depositor as to (a)
ordinary course business arrangements"            Sponsor/Seller as to (a)
other than would be obtained in an
arm's length transaction between (a)
the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and (b)
any of the following parties (or their
affiliates) on the other hand, that
exist currently or within the past two
years and that are material to a
Certificateholder's understanding of
the Certificates:

o Master Servicer                                    Master Servicer

o Securities Administrator                      Securities Administrator

o Trustee                                                Trustee

o Any other 1108(a)(3) servicer                      Master Servicer

o Any 1110 Originator                               Depositor/Sponsor

                                       P-2

                         ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
          ITEM ON FORM 10-K                          PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
o Any 1112(b) Significant Obligor                   Depositor/Sponsor

o Any 1114 Credit Enhancement Provider              Depositor/Sponsor

o Any 1115 Derivate Counterparty                    Depositor/Sponsor
Provider

o Any other 1101(d)(1) material party               Depositor/Sponsor

Whether there are any specific                     Depositor as to (a)
relationships involving the transaction          Sponsor/Seller as to (a)
or the pool assets between (a) the
Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of
the following parties (or their
affiliates) on the other hand, that
exist currently or within the past two
years and that are material:

o Master Servicer                                     Master Servicer

o Securities Administrator                       Securities Administrator

o Trustee                                                 Trustee

o Any other 1108(a)(3) servicer                       Master Servicer

o Any 1110 Originator                                Depositor/Sponsor

o Any 1112(b) Significant Obligor                    Depositor/Sponsor

o Any 1114 Credit Enhancement Provider               Depositor/Sponsor

o Any 1115 Derivate Counterparty                     Depositor/Sponsor
Provider

o Any other 1101(d)(1) material party                Depositor/Sponsor

                                       P-3

                                    EXHIBIT Q

                               Form 8-K Disclosure

                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                        PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
    ITEM 1.01- ENTRY INTO A MATERIAL       All parties, but only to the extent
          DEFINITIVE AGREEMENT                       they are a party

Disclosure is required regarding entry
into or amendment of any definitive
agreement that is material to the
securitization, even if depositor is
not a party.

Examples: servicing agreement,
custodial agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus

  ITEM 1.02- TERMINATION OF A MATERIAL     All parties, but only to the extent
          DEFINITIVE AGREEMENT                       they are a party

Disclosure is required regarding
termination of any definitive agreement
that is material to the securitization
(other than expiration in accordance
with its terms), even if depositor is
not a party.

Examples: servicing agreement,
custodial agreement.

 ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                  Depositor

Disclosure is required regarding the
bankruptcy or receivership, with
respect to any of the following:

o Sponsor (Seller)                              Depositor/Sponsor (Seller)

o Depositor                                             Depositor

o Master Servicer                                    Master Servicer

o Affiliated Servicer                                Master Servicer

o Other Servicer servicing 20% or
Master Servicer more of the pool assets
at the time of the report

o Other material servicers                           Master Servicer

o Trustee                                                Trustee

o Securities Administrator                       Securities Administrator

o Significant Obligor                                   Depositor

o Credit Enhancer (10% or more)                         Depositor

o Derivative Counterparty                               Depositor

                                       Q-1

                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                        PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
o Custodian                                             Custodian

   ITEM 2.04- TRIGGERING EVENTS THAT                    Depositor
    ACCELERATE OR INCREASE A DIRECT                  Master Servicer
 FINANCIAL OBLIGATION OR AN OBLIGATION           Securities Administrator
UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Includes an early amortization,
performance trigger or other event,
including event of default, that would
materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events other
than waterfall triggers which are
disclosed in the monthly statements to
the certificateholders.

  ITEM 3.03- MATERIAL MODIFICATION TO            Securities Administrator
       RIGHTS OF SECURITY HOLDERS                        Trustee
                                                        Depositor
Disclosure is required of any material      (with respect to each, only to the
modification to documents defining the           extent they are a party)
rights of Certificateholders, including
the Pooling and Servicing Agreement.

  ITEM 5.03- AMENDMENTS OF ARTICLES OF                  Depositor
   INCORPORATION OR BYLAWS; CHANGE OF
              FISCAL YEAR

Disclosure is required of any amendment
"to the governing documents of the
issuing entity".

    ITEM 6.01- ABS INFORMATIONAL AND                    Depositor
         COMPUTATIONAL MATERIAL

    ITEM 6.02- CHANGE OF SERVICER OR            Master Servicer/Securities
        SECURITIES ADMINISTRATOR                 Administrator/Depositor

Requires disclosure of any removal,
replacement, substitution or addition
of any master servicer, affiliated
servicer, other servicer servicing 10%
or more of pool assets at time of
report, other material servicers or
trustee.

Reg AB disclosure about any new master               Master Servicer
servicer is also required.

Reg AB disclosure about any new Trustee                  Trustee
is also required.

ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT     Depositor/Securities Administrator
          OR EXTERNAL SUPPORT

Covers termination of any enhancement
in manner other than by its terms, the
addition of an

                                       Q-2

                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                        PARTY RESPONSIBLE
---------------------------------------  ---------------------------------------
enhancement, or a material change in
the enhancement provided. Applies to
external credit enhancements as well as
derivatives.

Reg AB disclosure about any new                         Depositor
enhancement provider is also required.

 ITEM 6.04- FAILURE TO MAKE A REQUIRED           Securities Administrator
              DISTRIBUTION

   ITEM 6.05- SECURITIES ACT UPDATING                   Depositor
               DISCLOSURE

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure about
the actual asset pool.

If there are any new servicers or                       Depositor
originators required to be disclosed
under Regulation AB as a result of the
foregoing, provide the information
called for in Items 1108 and 1110
respectively.

      ITEM 7.01- REG FD DISCLOSURE                      Depositor

        ITEM 8.01- OTHER EVENTS                         Depositor

Any event, with respect to which
information is not otherwise called for
in Form 8-K, that the registrant deems
of importance to certificateholders.

  ITEM 9.01- FINANCIAL STATEMENTS AND             Responsible party for
                EXHIBITS                    reporting/disclosing the financial
                                                   statement or exhibit

                                       Q-3

                                    EXHIBIT R

                          Form of Back-up Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-H

     The Securities Administrator hereby certifies to the Master Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the annual report on Form 10-K for the fiscal year
[____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual
Report, the "Reports"), of the Trust;

     2. To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the
Annual Report, and (b) the Securities Administrator's assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

     3. To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

     4. I am responsible for reviewing the activities performed by the
Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing
Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

     5. The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the
Securities Administrator and each Subcontractor utilized by the Securities
Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and
15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

     In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

                                       R-1

     Date:
           ---------------------------

                                        WELLS FARGO BANK, N.A.
                                           as Securities Administrator

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       R-2

                                    EXHIBIT S

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESSES
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services- [DEAL NAME]--SEC REPORT PROCESSING

with a copy to:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attn: General Counsel and Chief Financial Officer

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [_] of the Pooling and Servicing Agreement, , dated as of [____][_], 2006, among [____], as [____], [____], as [____], [____], as
[____] and [____], as [____]. the undersigned, as [____], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

                                       S-1

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [________], phone number: [________]; email address: [________].

                                        [NAME OF PARTY],
                                        as [role]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       S-2

                                    EXHIBIT T

                          Interest Rate Swap Agreement

                                [Attached hereto]

                                       T-1

                                         [The BANK of NEW YORK(SM) LOGO OMITTED]

                                                       Dated: September 29, 2006

                              Rate Swap Transaction

                           Re: BNY Reference No. 38390

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate swap Transaction entered into on the Trade Date specified below (the
"Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo
Bank, N.A., not individually, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of the Banc of America Funding 2006-H Trust
(the "Counterparty"). The definitions and provisions contained in the 2000 ISDA
Definitions, as published by the International Swaps and Derivatives
Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the
"Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

   Type of Transaction:   Rate Swap

   Notional Amount:       With respect to any Calculation Period the amount set
                          forth for such period on Schedule I attached.

   Trade Date:            September 26, 2006

   Effective Date:        September 29, 2006

   Termination Date:      December 20, 2011

FIXED AMOUNTS:

   Fixed Rate Payer:      Counterparty

   Fixed Rate:            5.170%

   Fixed Rate Payer
   Period End Dates:      The 20th calendar day of each month during the Term of
                          this Transaction, commencing October 20, 2006, and
                          ending on the Termination Date with No Adjustments.

   Fixed Rate Payer
   Payment Dates:         Early Payment shall be applicable. The Fixed Rate
                          Payer Payment Date shall be two (2) Business Days
                          preceding each Fixed Rate Payer Period End Date.

   Fixed Rate Day
   Count Fraction:        30/360

FLOATING AMOUNTS:

   Floating Rate Payer:   BNY

   Floating Rate Payer
   Period End Dates:      The 20th calendar day of each month during the Term of
                          this Transaction, commencing October 20, 2006, and
                          ending on the Termination Date with No Adjustment.

   Floating Rate Payer
   Payment Dates:         Early Payment shall be applicable. The Floating Rate
                          Payer Payment Date shall be two (2) Business Days
                          preceding each Floating Rate Payer Period End Date.

   Floating Rate Option:  USD-LIBOR-BBA

   Designated Maturity:   One month

   Floating Rate Day
   Count Fraction:        Actual/360

   Reset Dates:           The first day of each Calculation Period

   Compounding:           Inapplicable

ADDITIONAL TERMS:

   Additional Payments:   BNY shall pay Counterparty USD 2,600,000.00 on
                          September 29, 2006.

   Business Days:         New York and London

   Calculation Agent:     BNY

Account Details and
Settlement Information:   PAYMENTS TO BNY:

                          The Bank of New York
                          Derivative Products Support Department
                          32 Old Slip, 16th Floor
                          New York, New York 10286
                          Attention: Renee Etheart
                          ABA #021000018
                          Account #890-0068-175
                          Reference: Interest Rate Swaps/Caps

                          PAYMENTS TO COUNTERPARTY:

                          Wells Fargo Bank, N.A.
                          San Francisco, CA
                          ABA #: 121000248
                          Acct #:3970771416
                          Account Name: Corporate Trust Clearing
                          FFC #: 50951703
                          Ref: Banc of America Funding 2006-H, Swap Account

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to
Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at
212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:
    ---------------------------------
    Name:
    Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST
TRUST TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST OF THE BANC OF AMERICA FUNDING
2006-H TRUST

By:
    ---------------------------------
    Name:
    Title:

                                   SCHEDULE I

ACCRUAL START DATE   ACCRUAL END DATE   NOTIONAL AMOUNT (IN USD)
------------------   ----------------   ------------------------
     29-Sep-06           20-Oct-06          1,147,804,037.49
     20-Oct-06           20-Nov-06          1,098,151,731.49
     20-Nov-06           20-Dec-06          1,055,029,603.15
     20-Dec-06           20-Jan-07          1,012,884,663.44
     20-Jan-07           20-Feb-07            972,551,956.56
     20-Feb-07           20-Mar-07            935,092,025.76
     20-Mar-07           20-Apr-07            899,074,361.16
     20-Apr-07           20-May-07            864,189,502.83
     20-May-07           20-Jun-07            830,902,013.53
     20-Jun-07           20-Jul-07            798,896,189.97
     20-Jul-07           20-Aug-07            768,122,701.52
     20-Aug-07           20-Sep-07            738,534,115.72
     20-Sep-07           20-Oct-07            710,084,825.21
     20-Oct-07           20-Nov-07            682,730,977.56
     20-Nov-07           20-Dec-07            656,430,407.74
     20-Dec-07           20-Jan-08            631,142,573.19
     20-Jan-08           20-Feb-08            606,828,491.46
     20-Feb-08           20-Mar-08            583,450,680.16
     20-Mar-08           20-Apr-08            560,736,511.13
     20-Apr-08           20-May-08            537,443,579.28
     20-May-08           20-Jun-08            516,009,026.71
     20-Jun-08           20-Jul-08            494,820,840.25
     20-Jul-08           20-Aug-08            473,983,786.52
     20-Aug-08           20-Sep-08            455,337,944.45
     20-Sep-08           20-Oct-08            437,053,273.56
     20-Oct-08           20-Nov-08            420,109,817.81
     20-Nov-08           20-Dec-08            403,098,980.80
     20-Dec-08           20-Jan-09            387,280,935.31
     20-Jan-09           20-Feb-09            372,078,891.56
     20-Feb-09           20-Mar-09            357,653,135.11
     20-Mar-09           20-Apr-09            342,188,200.16
     20-Apr-09           20-May-09            328,093,406.84

     20-May-09           20-Jun-09            311,374,220.01
     20-Jun-09           20-Jul-09            295,919,486.46
     20-Jul-09           20-Aug-09            279,976,097.49
     20-Aug-09           20-Sep-09            267,524,744.94
     20-Sep-09           20-Oct-09            257,218,059.98
     20-Oct-09           20-Nov-09            247,308,277.78
     20-Nov-09           20-Dec-09            237,780,119.64
     20-Dec-09           20-Jan-10            228,618,894.76
     20-Jan-10           20-Feb-10            219,789,580.25
     20-Feb-10           20-Mar-10            211,298,901.58
     20-Mar-10           20-Apr-10            203,098,226.22
     20-Apr-10           20-May-10            195,272,684.03
     20-May-10           20-Jun-10            187,748,529.12
     20-Jun-10           20-Jul-10            180,486,775.61
     20-Jul-10           20-Aug-10            173,532,084.87
     20-Aug-10           20-Sep-10            166,845,254.73
     20-Sep-10           20-Oct-10            160,334,844.37
     20-Oct-10           20-Nov-10            154,110,957.92
     20-Nov-10           20-Dec-10            148,148,625.73
     20-Dec-10           20-Jan-11            142,308,597.10
     20-Jan-11           20-Feb-11            136,613,134.44
     20-Feb-11           20-Mar-11            130,830,003.31
     20-Mar-11           20-Apr-11            125,755,653.20
     20-Apr-11           20-May-11            110,802,269.62
     20-May-11           20-Jun-11             92,696,797.02
     20-Jun-11           20-Jul-11             64,056,386.91
     20-Jul-11           20-Aug-11             34,603,139.06
     20-Aug-11           20-Sep-11             21,064,000.77
     20-Sep-11           20-Oct-11             17,576,114.69
     20-Oct-11           20-Nov-11             16,895,075.88
     20-Nov-11           20-Dec-11             16,240,391.41

(MULTICURRENCY--CROSS BORDER)

                                     ISDA(R)

              International Swap and Derivatives Association, Inc.

                                MASTER AGREEMENT

                         dated as of September 29, 2006

          THE BANK OF NEW YORK   and   WELLS FARGO BANK, N.A., not in its
                                       individual capacity, but solely as
                                       Supplemental Interest Trust Trustee for
                                       the Supplemental Interest Trust of the
                                       Banc of America Funding 2006-H Trust
                                       created under the Pooling and Servicing
                                       Aagreement

---------------------------------------   --------------------------------------
              ("PARTY A")                               ("PARTY B")

have entered and/or anticipate entering into one or more transactions (each a
"Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those
Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any
Confirmation and this Master Agreement (including the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a) GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each
     Confirmation to be made by it, subject to the other provisions of this
     Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant
     Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1)
     the condition precedent that no Event of Default or Potential Event of
     Default with respect to the other party has occurred and is continuing, (2)
     the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3)
     each other applicable condition precedent specified in this Agreement.

                                       1

   Copyright (C) 1992 by International Swap and Derivatives Association, Inc.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local
Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However,
          X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section
               3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                       2                            ISDA(R) 1992

     (ii) LIABILITY. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against
          X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest
(before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support
     Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit
     Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any
     Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                       3                            ISDA(R) 1992

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit
Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such
Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this
     Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit
Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this
Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this
Agreement by a jurisdiction in which it is incorporated,

                                       4                            ISDA(R) 1992

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax
Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an
"Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e)
     required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section
     4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such
          Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under
     Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this
     Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support
     Provider of such party or any applicable Specified Entity of such party (1)
     defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that
     Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                       5                            ISDA(R) 1992

     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them
     (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified
     Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable
     Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this
          Agreement; or

          (2) the benefits of any Credit Support Document fail to extend
          (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(B) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii)
below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

                                       6                            ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the
     Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such
          Transaction or to comply with any other material provision of this
          Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such
          Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in
     Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled
     Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e),
     6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of
     Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section
     2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or
     6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit
     Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such
     Specified Entity, as the case may be, immediately prior to such action
     (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is
     specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an
Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                       7                            ISDA(R) 1992

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of
Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of
Default, designate a day not earlier than the day such notice is effective as an
Early Termination Date in respect of all outstanding Transactions. If, however,
"Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an
Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected
     Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the
     Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its
     Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a
     Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination
     Event.

     (iv) RIGHT TO TERMINATE. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section
          6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected
     Party, or the party which is not the Affected Party in the case of a Credit
     Event Upon Merger or an Additional Termination Event if there is only one
     Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                       8                            ISDA(R) 1992

     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected
     Transactions.

(c) EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section
     6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination
     Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination
     Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any
     Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated or occurs as a result of an Event of
     Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated as a result of a Termination Event).
     Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the
     Termination Currency, from (and including) the relevant Early Termination
     Date to (but excluding) the date such amount is paid, at the Applicable
     Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply.
The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market
          Quotation apply, the Defaulting Party will pay to the Non-defaulting
          Party the excess, if a positive number, of (A) the sum of the
          Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent
          of the Unpaid Amounts owing to the Non-defaulting Party over (B) the
          Termination Currency Equivalent of the Unpaid Amounts owing to the
          Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the
          Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and
          Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                       9                            ISDA(R) 1992

     Non-defaulting Party) in respect of the Terminated Transactions and the
     Termination Currency Equivalent of the Unpaid Amounts owing to the
     Non-defaulting Party less (B) the Termination Currency Equivalent of the
     Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this
     Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the
     Non-defaulting Party will pay the absolute value of that amount to the
     Defaulting Party.

(ii) TERMINATION EVENTS. If the Early Termination Date results from a
Termination Event:--

     (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market
     Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting
     Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

     (2) Two Affected Parties. If there are two Affected Parties:--

          (A) if Market Quotation applies, each party will determine a
          Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher
          Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency
          Equivalent of the Unpaid Amounts owing to X less (II) the Termination
          Currency Equivalent of the Unpaid Amounts owing to Y; and

          (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination
Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this
Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10                           ISDA(R) 1992

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment
(the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the
Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual
Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual
Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this
Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual
Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the
Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.
The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the
Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this
Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11                           ISDA(R) 1992

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this
Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and
6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each
     Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such
Multibranch Party may make and receive payments or deliveries under any
Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and
Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12                           ISDA(R) 1992

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this
Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the
Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local
Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States
     District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New
     York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil
Jurisdiction and Judgments Act 1982 or any modification, extension or reenactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of
Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                       13                           ISDA(R) 1992

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets
(irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all
Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii))
on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default
Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14                           ISDA(R) 1992

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section
6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such
Tax and the recipient of such payment or a person related to such recipient
(including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this
Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and
"LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated
Transactions, as the case may be, and a party, the Termination Currency
Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number)
in connection with this Agreement or that Terminated Transaction or group of
Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3)
or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its
Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference
Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent)
by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15                           ISDA(R) 1992

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.
For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination
Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any
Unpaid Amounts) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

                                       16                           ISDA(R) 1992

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction
(including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified
Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a)
if resulting from a Termination Event, all Affected Transactions and (b) if
resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early
Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the
"Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early
Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional
Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination
Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section
2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early
Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section
2(a)(i) which was (or would have been but for Section 2(a) (iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17                           ISDA(R) 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early
Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

         THE BANK OF NEW YORK           WELLS FARGO BANK, N.A., not in its
                                        individual capacity, but solely as
                                        Supplemental Interest Trust Trustee for
                                        the Supplemental Interest Trust of the
                                        Banc of America Funding 2006-H Trust
                                        created under the Pooling and Servicing
                                        Agreement

By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
Title:                                  Title:
Date:                                   Date:

                                       18                           ISDA(R) 1992

(MULTICURRENCY - CROSS BORDER)

                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                         dated as of September 29, 2006

                                     between

                                          and   WELLS FARGO BANK, N.A.,
                                                not in its individual capacity,
                                                but solely as Supplemental
                                                Interest Trust Trustee for
          THE BANK OF NEW YORK                  the Supplemental Interest Trust
                                                of the Banc of America Funding
                                                2006-H Trust created under the
                                                Pooling and Servicing Agreement

     a banking organization established         The Supplemental Interest Trust
     under the laws of the State of             is a trust established under the
     New York.                                  laws of the State of New York.

------------------------------------            --------------------------------
          ("PARTY A")                                      ("PARTY B")

Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement, dated September 29, 2006, among
Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
Master Servicer and Securities Administrator, and U.S. Bank National
Association, as Trustee (the "POOLING AND SERVICING AGREEMENT") shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

PART 1. TERMINATION PROVISIONS.

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

     Section 5(a)(v),  Not Applicable
     Section 5(a)(vi), Not Applicable
     Section 5(a)(vii), Not Applicable
     Section 5(b)(iv), Not Applicable

and in relation to Party B for the purpose of:

     Section 5(a)(v),  Not Applicable
     Section 5(a)(vi), Not Applicable
     Section 5(a)(vii), Not Applicable
     Section 5(b)(iv), Not Applicable

(b) "SPECIFIED TRANSACTION" will have no meaning with respect to Party A or
Party B.

                                       19

(c) CERTAIN EVENTS OF DEFAULT. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section
14 is deemed to be modified accordingly:

     Section 5(a)(i):      (Failure to Pay or         will apply to Party A and
                           Deliver)                   Party B; provided,
                                                      however, that the
                                                      reference to "third Local
                                                      Business Day" shall be
                                                      amended to be "first Local
                                                      Business Day".

     Section 5(a)(ii):     (Breach of Agreement)      will not apply to Party B.

     Section 5(a)(iii):    (Credit Support Default)   will apply to Party A and
                                                      will not apply to Party B.

     Section 5(a)(iv):     (Misrepresentation)        will not apply to Party A
                                                      or Party B.

     Section 5(a)(v):      (Default under             will not apply to Party A
                           Specified Transaction)     or Party B.

     Section 5(a)(vi):     (Cross Default)            will not apply to Party A
                                                      or Party B.

     Section 5(a)(vii):    (Bankruptcy)               will apply to Party A and
                                                      Party B; provided,
                                                      however, that clause (2)
                                                      thereof shall not apply to
                                                      Party B.

     Section 5(a)(viii):   (Merger without            will apply to Party A and
                           Assumption)                will not apply to Party B.

(d) TERMINATION EVENTS. The following Termination Events will apply to the parties as specified below:

     Section 5(b)(i)       (Illegality)               will apply to Party A and
                                                      Party B.

     Section 5(b)(ii)      (Tax Event)                will apply to Party A and
                                                      Party B.

     Section 5(b)(iii)     (Tax Event upon Merger)    will apply to Party A and
                                                      will not apply to Party B;
                                                      provided for clarification
                                                      that Party B may be a
                                                      Burdened Party for purpose
                                                      of this provision.

     Section 5(b)(iv)      (Credit Event upon         will not apply to Party A
                           Merger)                    or Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of this
Agreement will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
Agreement:

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party
(unless otherwise provided below):

     (i) PARTY A DOWNGRADE. Party A fails to comply with the Downgrade
     Provisions as set forth in Part 5(b). Party A shall be the sole Affected
     Party.

     (ii) TRUST FUND TERMINATION. The Trust Fund is terminated pursuant to the
     Pooling and Servicing Agreement (including, without limitation, by Notice of the requisite amount of the intention of any of the NIMS Insurer, the
     Majority Class CE Certificateholders or the Servicer to exercise its option to purchase the Mortgage Loans pursuant to Section 10.01 of the Pooling and
     Servicing Agreement given by the Trustee to Certificateholders pursuant to
     Section 10.02 of the

                                       20

     Pooling and Servicing Agreement). The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust or Trust Fund is terminated and final payment is made in respect of the Certificates. Notwithstanding the provisions of Section
     6(b)(iv), both Party A and Party B shall have the right to designate an
     Early Termination Date in respect of this Additional Termination Event.

     (iii) POOLING AND SERVICING AGREEMENT AMENDMENT WITHOUT CONSENT. The
     Pooling and Servicing Agreement is amended or modified in a manner which could have a material adverse affect on Party A without the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the terms of the Pooling and Servicing
     Agreement.

     (iv) REGULATION AB. Party A shall fail to comply with the provisions of
     Part 5(r) within the time provided for therein. Party A shall be the sole
     Affected Party.

PART 2. TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement,
Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this
     Agreement, (ii) the satisfaction of the agreement contained in Section
     4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or
     4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement,
Party A and Party B make the representations specified below, if any:

     (i) With respect to payments made to Party A: It is a U.S. person for U.S.
     federal income tax purposes.

     (ii) With respect to payments made to Party B:

          (A) It is the Supplemental Interest Trust Trustee, not in its
          individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of the Banc of America Funding
          2006-H Trust created under the Pooling and Servicing Agreement.

          (B) The beneficial owner for United States federal income tax purposes of payments made to it under this Agreement is either:

               (x) a "U.S. person" (as that term is used in section
               1.1441-4(a)(3)(ii) of United States Treasury Regulations (the
               "Regulations")) for United States federal income tax purposes, or

               (y) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United
               States federal income tax purposes, and a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

                                       21

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED
TO DELIVER
DOCUMENT         FORM/DOCUMENT/CERTIFICATE         DATE BY WHICH TO BE DELIVERED
--------------   -------------------------------   -----------------------------
Party A and      Any form or document required     (i) Prior to the first
Party B          or reasonably requested to        Distribution Date, and (ii)
                 allow the other party to make     promptly upon reasonable
                 payments under the Agreement      demand by the other party.
                 without any deduction or
                 withholding for or on account
                 of any Tax, or with such
                 deduction or withholding at a
                 reduced rate.

(b) Other documents to be delivered are:

PARTY REQUIRED                                                                    COVERED BY
  TO DELIVER                                              DATE BY WHICH TO BE    SECTION 3(d)
   DOCUMENT      FORM/DOCUMENT/CERTIFICATE                     DELIVERED        REPRESENTATION
--------------   -------------------------------------   --------------------   --------------

Party B          Certified copy of the Board of          Concurrently with      Yes
                 Directors resolution (or equivalent     the execution and
                 authorizing documentation) which sets   delivery of this
                 forth the authority of each signatory   Agreement.
                 to this Agreement and each Credit
                 Support Document (if any) signing on
                 its behalf and the authority of such
                 party to enter into Transactions
                 contemplated and performance of its
                 obligations hereunder.

Party A and      Incumbency Certificate (or, if          Concurrently with      Yes
Party B          available the current authorized        the execution and
                 signature book or equivalent            delivery of this
                 authorizing documentation) specifying   Agreement unless
                 the names, titles, authority and        previously delivered
                 specimen signatures of the persons      and still in full
                 authorized to execute this Agreement    force and effect.
                 which sets forth the specimen
                 signatures of each signatory to this
                 Agreement, each Confirmation and each
                 Credit Support Document (if any)
                 signing on its behalf.

Party A          Opinions of counsel of Party A          Concurrently with      No
                 reasonably satisfactory to Party B.     the execution and
                                                         delivery of the
                                                         Confirmation.

Party B          Opinions of counsel of Party B          Concurrently with      No
                 reasonably satisfactory to Party A.     the execution and
                                                         delivery of the
                                                         Confirmation.

                                       22

Party B          An executed copy of the Pooling and     Within 30 days after   No
                 Servicing Agreement.                    the date of this
                                                         Agreement.

PART 4. MISCELLANEOUS.

(a) ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this
Agreement:

Addresses for notices to Party A shall be sent to:

     Address:         The Bank of New York
                      Global Risk Management Services
                      Global Markets Division
                      32 Old Slip - 15th Floor
                      New York, New York 10286
     Attention:       Stephen M. Lawler, Managing Director
     Telex No.:       TRT 17763 Answerback: BONY UT
     Telephone No.:   (212) 804-2137

And provided, that any notice sent to Party A under Sections 5, 6, or 13(b)
of the Agreement shall be given to:

                      The Bank of New York
                      Legal Department
                      One Wall Street - 10th Floor
                      New York, NY 10286
                      Attention: General Counsel

Addresses for notices to Party B (for all purposes):

                      Wells Fargo Bank, N.A.
                      9062 Old Annapolis Rd.
                      Columbia, Maryland 21045
                      Attn: Client Manager - Banc of America Funding 2006-H
                      Fax #: (410) 715-2380

(b) PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent: Not Applicable.

(c) OFFICES. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its New York Offices.

Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A.

(f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document: the ISDA
Credit Support Annex and supplementary "Paragraph 13 - Elections & Variables" in the form appended hereto shall constitute a "Credit Support Document" in relation to Party A with respect to all of the obligations of Party A and for all purposes of this Agreement dated as of a date even herewith.

(g) CREDIT SUPPORT PROVIDER.

Credit Support Provider means in relation to Party A: Not Applicable, unless
Party A has a person guarantee its payment obligations under this Agreement in order to remedy a Ratings Event, in which event such person shall be a Credit
Support Provider.

                                       23

Credit Support Provider means in relation to Party B: Not Applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and
5-1402).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this
Agreement).

(j) "AFFILIATE." Each of Party A and Party B shall be deemed to have no
Affiliates, including for purposes of Section 6(b)(ii).

(k) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." at the end of such provision, and (iii)
deleting the final paragraph thereof.

(l) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.
Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m) CONSENT TO RECORDING. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(n) SEVERABILITY. If any term, provision, covenant, or condition of this
Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this
Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

The parties shall endeavor to engage in good faith negotiations to replace any illegal, invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable term, provision, covenant or condition.

PART 5. OTHER PROVISIONS.

(a) DEFINITIONS. This Agreement, including each Confirmation and each Swap
Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated, and superseded from time to time (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") and will be governed in all respects by the Definitions (except that references to "SWAP
TRANSACTIONS" shall be deemed to be references to "TRANSACTIONS"). The
Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such
Confirmations. In the event of any inconsistency between the provisions of this
Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation
will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction

                                       24

to which such Confirmation relates. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement.

(b) DOWNGRADE PROVISIONS.

     (i) For purposes of this Transaction:

          (A) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of Standard and Poor's, a
          Division of McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors
          Service, Inc. ("MOODY'S") (each a "RATING AGENCY") then providing a rating of the Certificates and receive from such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the
          Certificates.

          (B) A "RATINGS EVENT" shall occur with respect to Party A (or any applicable credit support provider), if (x) its long-term unsecured and unsubordinated debt ceases to be rated at least "A+" by S&P or its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S & P; or (y) its short-term unsecured and
          unsubordinated debt ceases to be rated at least "P-1" (not on watch for downgrade), and its long-term unsecured and unsubordinated debt ceases to be rated at least "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, ceases to be rated at least "Aa3" (not on watch for downgrade) by Moody's
          (such ratings by S&P or Moody's being referred to herein as the
          "APPROVED RATINGS THRESHOLDS)."

          (C) A "SUBSTITUTION EVENT" shall occur with respect to Party A (or any applicable credit support provider), if (x) its long-term unsecured and unsubordinated debt ceases to be rated at least "BBB-" by S&P;
          or (y) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below, and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, in each case including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider.

     (ii) If a Ratings Event occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within thirty (30) days of such Ratings Event, at its own expense and subject to the Rating Agency
     Condition: (A) assign the Transaction hereunder to a third party acceptable to any NIMS Insurer (such consent not to be unreasonably withheld) that meets or exceeds, or as to which any applicable credit support provider of such third party meets or exceeds, the Approved Ratings Thresholds on terms substantially similar to this Agreement (and any confirmation hereunder);
     (B) deliver collateral in an amount required under the Credit Support
     Annex; (C) obtain a guaranty of Party A's obligations under this Agreement and all Transactions hereunder from a third party that meets or exceeds the
     Approved Ratings Threshold; or (D) establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Certificates.

     (iii) If a Substitution Event occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within ten (10)
     Business Days of such Substitution Event, at its own expense and subject to the Rating Agency Condition, take the actions specified in Part 5(b)(ii)(A)
     or (C) above and shall deliver collateral in an amount required under the
     Credit Support Annex.

     (iv) For the avoidance of doubt, both parties agree that Party A shall only be required to post collateral pursuant to the terms of the Credit Support
     Annex for the period (the "COLLATERAL REQUIREMENT PERIOD") during which
     Party A's Ratings Event or Substitution Event is continuing

                                       25

     or until a replacement or guarantor, meeting the requirements set forth above, is in place. Once the Collateral Requirement Period has ended, Party
     B's Custodian shall return any such Eligible Collateral to Party A as soon as reasonably practicable and to the extent such Collateral has not already been applied in accordance with this Agreement, including the Credit
     Support Annex.

(c) ADDITIONAL REPRESENTATIONS. Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

     (vi) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in section 1a(12) of the U.S. Commodity Exchange
     Act.

     (vii) INDIVIDUAL NEGOTIATION. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

     (viii) SWAP AGREEMENT. Each Transaction is a "swap agreement" as defined in
     12 U.S.C. Section 1821(e)(8)(D)(vi) and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1)).

     (ix) RELATIONSHIP BETWEEN PARTY A AND PARTY B. Subject as provided in Part
     5(g), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

          (1) PRINCIPAL. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

          (2) NON-RELIANCE. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (3) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this
          Agreement and each Transaction hereunder.

          (4) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d) AMENDMENT TO SECTION 4. Section 4 is hereby amended by adding the following new agreement:

     "(f) ACTIONS AFFECTING REPRESENTATIONS. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this
     Agreement untrue, incorrect, or incomplete, and if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A."

(e) SECTION 1(c). For purposes of Section 1(c) of the Agreement, the Transaction evidenced by the Confirmation of even date herewith shall be the sole
Transaction under the Agreement.

(f) TRANSFER. Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or

                                       26

any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer or assignment of this
Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B and the Supplemental Interest Trust Trustee; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.
Party B will execute such documentation as is reasonably deemed necessary by
Party A for the effectuation of any such transfer. Notwithstanding the foregoing, no such transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn.

Except as specified otherwise in the documentation evidencing a transfer or assignment, a transfer or assignment of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations
(and any related interests so transferred), and a release and discharge by Party
B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(g) SUPPLEMENTAL INTEREST TRUST TRUSTEE CAPACITY, ETC..

     (i) CAPACITY. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank,
     N.A., not individually or personally but solely as Supplemental Interest
     Trust Trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and
     Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as imposing any liability upon Wells
     Fargo Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall
     Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

     (ii) PAYMENTS TO SUPPLEMENTAL INTEREST TRUST TRUSTEE. Party A will, unless otherwise directed by the Supplemental Interest Trust, make all payments hereunder to the Supplemental Interest Trust Trustee. Payment made to the
     Supplemental Interest Trust Trustee at the account specified herein or to another account specified in writing by the Supplemental Interest Trust
     Trustee shall satisfy the payment obligations of Party A hereunder to the extent of such payment.

     (iii) SUPPLEMENTAL INTEREST TRUST TRUSTEE REPRESENTATIONS. Party B
     represents that:

          (A) STATUS. Wells Fargo Bank, N.A. is Supplemental Interest Trust
          Trustee of the Supplemental Interest Trust of the Banc of America
          Funding 2006-H Trust whose appointment is valid and effective both under the laws of the State of New York and under

                                       27

          the Pooling and Servicing Agreement, and the Supplemental Interest
          Trust Trustee has the power to own assets in its capacity as
          Supplemental Interest Trust Trustee of the Trust.

          (B) POWERS. In its capacity as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, the Supplemental Interest Trust
          Trustee has power under the Pooling and Servicing Agreement to execute this Agreement and any other documentation relating to this Agreement to which the Supplemental Interest Trust Trustee is party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations (on behalf of the Trust) under this Agreement and any obligations (on behalf of the Trust) it has under any Credit Support
          Document to which the Supplemental Interest Trust Trustee is party and has taken all necessary action to authorize such execution, delivery and performance;

          (C) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to the Supplemental
          Interest Trust Trustee or the Supplemental Interest Trust, any
          provision of the Pooling and Servicing Agreement, any order or judgment of any court or other agency of government applicable to the
          Supplemental Interest Trust Trustee, the Supplemental Interest Trust
          or any assets of the Supplemental Interest Trust, or any contractual restriction binding on or affecting the Supplemental Interest Trust
          Trustee, the Supplemental Interest Trust or any assets of the Trust;

          (D) CONSENTS. All governmental and other consents that are required have been obtained by the Supplemental Interest Trust Trustee with respect to this Agreement or any Credit Support Document to which the
          Supplemental Interest Trust Trustee is party have been obtained and are in full force and effect and all conditions of such consents have been complied with; and

          (E) OBLIGATIONS BINDING. The obligation of the Supplemental Interest
          Trust Trustee under this Agreement and any Credit Support Document to which the Supplemental Interest Trust Trustee is party constitute legal, valid and binding obligations of the Supplemental Interest
          Trust Trustee in its capacity as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, enforceable against the
          Supplemental Interest Trust in accordance with their respective terms
          (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)) and no circumstances are known to the
          Supplemental Interest Trust Trustee which would or might prevent the
          Supplemental Interest Trust Trustee from having recourse to the assets of the Supplemental Interest Trust for the purposes of meeting such obligations.

          (F) DIRECTION. It has been directed under the Pooling Agreement to enter into this Agreement as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(h) PROCEEDINGS. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the
Depositor or Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against
Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

                                       28

(i) CHANGE OF ACCOUNT. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(j) AMENDMENT TO THE POOLING AND SERVICING AGREEMENT. Notwithstanding any of the
other provisions of Section 11.01 of the Pooling and Servicing Agreement, Party
B shall not enter into any amendment to Sections 5.12 (Supplemental Interest
Trust), 9.01 (Duties of Trustee and Securities Administrator), 10.01
(Termination upon Purchase or Liquidation of All Mortgage Loans), 11.01
(Amendments). or 11.11 (Third Party Beneficiary) or any related definition in
Section 1.01 (Definitions) of the Pooling and Servicing Agreement without the prior written consent of Party A.

(k) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which
Agreement includes without limitation, the Master Agreement to which this
Schedule is attached, this Schedule and the Confirmation). The provisions for set-off set forth in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(l) NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an
Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of
Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination
Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a
Termination Event.

(m) REGARDING PARTY A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B;
(iii) the selection of Party A as the counterparty; (iv) the terms of the
Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates;
(vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(n) AMENDMENTS. This Agreement will not be amended unless Party B shall have received prior written confirmation from each Rating Agency that such amendment will not cause it to downgrade or withdraw its then-current ratings of any outstanding Certificates.

(o) GROSS-UP. Section 2(d)(i)(4) shall only apply in the event Party A is "X"
and Party B is "Y" thereunder.

(p) PAYMENT DATES. Notwithstanding anything to the contrary in the Agreement,
(i) Party B will not be required to make any payment specified in a Confirmation until the next scheduled Distribution Date (as defined in the Pooling and
Servicing Agreement) and (ii) if an amount is calculated as being due in respect of any Early Termination Date under 6(e) from Party B to Party A, the payment will be due on the next subsequent Distribution Date or if such Early
Termination Date is the final Distribution Date, on such final Distribution Date

(q) LIMITED RECOURSE. Notwithstanding any other provisions of this Agreement, the obligations of Party B under this Agreement are limited-recourse obligations of Party B. Such obligations are non-recourse to Party B, its assets and its property other than the assets of the Swap Account, and following realization of such assets, any claims of Party A shall be extinguished and shall not thereafter be reinstated.

                                       29

No recourse shall be had against any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of Party
B or any person owning, directly or indirectly, any legal or beneficial interest in Party B, or any successors or assigns of any of the foregoing (the
"Exculpated Parties") for the payment of any amount payable under this
Agreement. Party A shall not enforce the liability and obligations of Party B to perform and observe the obligations contained in this Agreement by any action or proceeding wherein a money judgment establishing any personal liability shall be sought against Party B, subject to the following sentence, or the Exculpated
Parties. The agreements in this paragraph shall survive termination of this
Agreement and the performance of all obligations hereunder.

(r) COMPLIANCE WITH REGULATION AB. For purposes of Items 1114 and 1115 ("ITEM
1114" and "ITEM 1115", respectively) of Subpart 229.1100 - Asset Backed
Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 - 229.1123) ("REGULATION
AB") under the Securities Act of 1933, as amended, and the Securities Exchange
Act of 1934, as amended (the "EXCHANGE ACT"), as amended and interpreted by the
Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable percentage of the cash flow supporting any offered class of the asset-backed securities with respect to which Party A is liable to provide payments under Item 1114 or the applicable "significance percentage" with respect to this Agreement under Item 1115 has been reached (each such percentage, the "APPLICABLE PERCENTAGE"), and (y) it has a reporting obligation under the Exchange Act, then Party A shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions
(each subject to the Rating Agency Condition): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by Item 301 of Regulation S-K (17 C.F.R. Section
229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S-X (17 C.F.R. Sections 210.1-01 through 210.12-29, but excluding 17 C.F.R. ss. 210.3-05 and Article 11 of Regulation S-X (17 C.F.R.
ss. ss. 210.11-01 through 210.11-03)), pursuant to Item 1114(b)(2) or Item
1115(b)(2), as the case may be; or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Items 1114(b) or 1115(b), as applicable; and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or (2) deliver collateral pursuant to the Credit Support Annex (with such agreed modifications thereto as necessary to effect the provisions hereof)
in an amount sufficient to reduce the applicable percentage below the requirements of Item 1114 or Item 1115; or (3) secure another entity able to comply with the requirements of Items 1114(b) and 1115(b) to replace Party A as party to this Agreement on substantially similar terms (and which enters into an agreement similar in form to, and provides the financial information and consents and any indemnification provided for in connection with, this
Agreement), the debt rating of which entity (or credit support provider therefor) meets the applicable Rating Agency Condition. Party A's obligation to comply with this Part 5(r) shall be suspended on January 1, 2007 unless, at any time, Party A receives notification from the Trustee that the Trust Fund's obligation to file periodic reports under the Exchange Act shall continue;
provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act. This obligation shall continue to be suspended unless the Trustee or the Depositor notifies Party A that the Trust
Fund's obligations to file reports under the Exchange Act has resumed. If the
Depositor reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Items 1114 or 1115. The
Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

                                       30

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                        WELLS FARGO BANK, N.A., not in its
                                        individual capacity, but solely as
                                        Supplemental Interest Trust Trustee for
                                        the Supplemental Interest Trust of the
                                        Banc of America Funding 2006-H Trust
                                        created under the Pooling and Servicing
      THE BANK OF NEW YORK              Agreement

          ("PARTY A")                                ("PARTY B")

By:                                     By:
   ----------------------------------       ------------------------------------
Name:                                   Name:
Title:                                  Title:
Date:                                   Date:

                                       31

(BILATERAL FORM)                  (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                              ISDA MASTER AGREEMENT

                         dated as of September 29, 2006

between   THE BANK OF NEW YORK      and   WELLS FARGO BANK, N.A., not in its
                                          individual capacity, but solely as
                                          Supplemental Interest Trust Trustee of
                                          the Supplemental Interest Trust of the
                                          Banc of America Funding 2006-H Trust
                                          created under the Pooling and
                                          Servicing Agreement

          a banking  organization         The Supplemental Interest Trust is a
          under the laws of               trust established under the laws of
          the State of New York           the State of New York

               ("PARTY A")                             ("PARTY B")

This Annex supplements, forms part of, and is subject to, the above-referenced
Agreement, is part of its Schedule and is a Credit Support Document under this
Agreement with respect to each party.

Accordingly, the parties agree as follows:

PARAGRAPHS 1 - 12. INCORPORATION. Paragraphs 1 through 12 inclusive of the ISDA
Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law
Only) published in 1994 by the International Swaps and Derivatives Association,
Inc. are incorporated herein by reference and made a part hereof, except that
Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) SECURED PARTY AND PLEDGOR. Notwithstanding anything contained in this Annex to the contrary, (a) the term "Secured Party" as used in this Annex means only
Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c)
only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and
(d) only Party A will be required to make Transfers of Eligible Credit Support hereunder."

                                        1

PARAGRAPH 13.

(a)  SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this
     Annex includes the following additional obligations:

          With respect to Party A: None.

          With respect to Party B: None.

(b)  CREDIT SUPPORT OBLIGATIONS.

     (i)  DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

          (A)  "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on the next Local Business Day following a Valuation Date"; and.

          (B)  "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

          (C)  "CREDIT SUPPORT AMOUNT". shall not have the meaning specified in
               Paragraph 3(b) and, instead, will have the following meaning:

               "Credit Support Amount" means, (a) for any Valuation Date on which a Ratings Event or Substitution Event (as each such term is defined in the Agreement) has occurred and is continuing, the
               Secured Party's Modified Exposure for that Valuation Date.

     (ii) ELIGIBLE CREDIT SUPPORT. On any date, the following items will qualify as "ELIGIBLE CREDIT SUPPORT" for each party:

                                                                    VALUATION
                                                                   PERCENTAGE
                                                                ----------------
(A)   cash in U.S Dollars                                       100%

(B)   negotiable debt obligations issued after 18 July 1984     98.6%
      by the U.S. Treasury Department having a residual
      maturity on such date of less than 1 year (with local
      and foreign currency issuer ratings of Fitch AA and S&P
      AA or above)

(C)   negotiable debt obligations issued after 18 July 1984     To Be Determined
      by the U.S. Treasury Department having a residual
      maturity on such date equal to or greater than 1 year
      but less than 5 years (with local and foreign currency
      issuer ratings of Fitch AA and S&P AA or above)

(D)   negotiable debt obligations issued after l8 July 1984     To Be Determined
      by the U.S. Treasury Department having a residual
      maturity on such date equal to or greater than 5 years
      but less than 10 years (with local and foreign currency

                                        2

      issuer ratings of Fitch AA and S&P AA or above)

(E)   negotiable debt obligations of the Government National    To Be Determined
      Mortgage Association, the Federal National Mortgage
      Association, the Federal Home Loan Mortgage
      Corporation, the Student Loan Marketing Association or
      a Federal Home Loan Bank (all entities rated Fitch AA+
      and S&P AA+ or above) with a residual maturity on such
      date equal to or greater than 1 year but less than 3
      years.

(F)   negotiable debt obligations of the Government National    To Be Determined
      Mortgage Association, the Federal National Mortgage
      Association, the Federal Home Loan Mortgage
      Corporation, the Student Loan Marketing Association or
      a Federal Home Loan Bank (all entries rated Fitch AA+
      and S&P AA+ or above) with a residual maturity on such
      date equal to or greater than 3 years but less than 5
      years.

(G)   negotiable debt obligations of the Government National    To Be Determined
      Mortgage Association, the Federal National Mortgage
      Association, the Federal Home Loan Mortgage
      Corporation, the Student Loan Marketing Association or
      a Federal Home Loan Bank (all entries rated Fitch AA+
      and S&P AA+ or above) with a residual maturity on such
      date equal to or greater than 5 years but less than 7
      years.

(H)   negotiable debt obligations of the Government National    To Be Determined
      Mortgage Association, the Federal National Mortgage
      Association, the Federal Home Loan Mortgage
      Corporation, the Student Loan Marketing Association or
      a Federal Home Loan Bank (all entries rated Fitch AA+
      and S&P AA+ or above) with a residual maturity on such
      date equal to or greater than 7 years but less than 10
      years.

          For the avoidance of doubt, where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency.

          Where the ratings of the relevant agencies differ with respect to the same negotiable debt obligation, the lower of the ratings shall apply.

          In addition, upon a Ratings Event, Party A shall agree the Valuation
          Percentage in relation to (C) through (H) above with the relevant rating agency, which shall be S&P or Fitch; provided, however, that if
          Party A is required to post collateral in

                                        3

          accordance with the terms of this Agreement it shall post only (A) and
          (B) above until such time as the Valuation Percentages are agreed.

     (iii) OTHER ELIGIBLE SUPPORT. Such Other Eligible Support as the Pledgor
           may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency, which shall be S&P or
           Fitch, shall have been obtained. For the avoidance of doubt there are no items which qualify as Other Eligible Support as of the date of this Annex.

     (iv) THRESHOLDS.

          (A)  "INDEPENDENT AMOUNT" means zero.

          (B)  "THRESHOLD" means for Party A:

               1.   infinity, unless (i) a Ratings Event occurs and is
                    continuing and (ii) Party A has not otherwise complied with
                    Part 5, section 5(b) of this Agreement, then its Threshold shall be zero, or

               2.   in the event that Party A has otherwise complied with Part
                    5, section 5(b) of this Agreement, its Threshold shall
                    continue to be infinity.

               "THRESHOLD" means, for Party B: infinity

          (C)  "MINIMUM TRANSFER AMOUNT" means USD 20,000, provided, however, with respect to the Secured Party at any time when the Secured
               Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

          (D)  ROUNDING: The Delivery Amount and the Return Amount will not be rounded.

(c)  VALUATION AND TIMING.

     (i)   "VALUATION AGENT" means Party A. The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as Bloomberg or Reuters.

     (ii)  "VALUATION DATE" means each Local Business Day which, if treated as a
           Valuation Date, would result in a Delivery Amount or Return Amount.

     (iii) "VALUATION TIME" means the close of business in the city of the
           Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv)  "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local
           Business Day.

                                        4

(d)  CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following
     Termination Event will be a "SPECIFIED CONDITION" for the party specified
     (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

(e)  SUBSTITUTION.

     (i)  "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

     (ii) CONSENT. Not applicable.

(f)  DISPUTE RESOLUTION.

     (i)  "RESOLUTION TIME" means 1:00 p.m. New York time on the Local Business
          Day following the date on which the notice of the dispute is given under Paragraph 5.

          VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Credit Support will be calculated as follows:

          For Eligible Credit Support comprised of cash, the amount of such cash.

          For Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available;
          multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph
          6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

     (ii) ALTERNATIVE. The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)  HOLDING AND USING POSTED COLLATERAL.

     (i)  ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

          Party B is not and will not be entitled to hold Posted Collateral.
          Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the Custodian for Party B shall be the same banking institution that acts as Trustee.

          Initially, the Custodian for Party B is Wells Fargo Bank, National
          Association, not in its individual capacity, but solely as
          Supplemental Interest Trust Trustee for the Bank of America Funding
          2006-H Supplemental Interest Trust created under the Pooling and
          Servicing Agreement.

                                        5

     (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii); provided, however, that the Supplemental Interest Trust Trustee shall invest Cash Posted
          Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A. The Secured Party is authorized to liquidate any Posted Credit Support pursuant to written instructions from Party A.

(h)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i)   INTEREST RATE. The "INTEREST RATE" will be the rate earned on Cash
           Posted Credit Support pursuant to clause (g)(ii) above.

     (ii)  TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on each Distribution Date.

     (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii)
           will not apply.

(i)  ADDITIONAL REPRESENTATION(S).

           There are no additional representations by either party.

(j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

     (i)  "VALUE" with respect to Other Eligible Support and Other Posted
          Support shall have such meaning as the parties shall agree in writing from time to time.

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted
          Support shall have such meaning as the parties shall agree in writing from time to time.

(k)  DEMANDS AND NOTICES.

     All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

     (i)  shall be given to or made at the following addresses:

          If to Party A:

                          The Bank of New York
                          Collateral Management
                          32 Old Slip, 16th Floor
                          New York, New York 10286
                          Phone (212) 804-5158
                          Fax: (212) 804-5818

          If to Party B:

                          Wells Fargo Bank, N.A.
                          9062 Old Annapolis Rd.
                          Columbia, Maryland 21045
                          Attn: Client Manager - Banc of America Funding 2006-H
                          Fax #: (410) 715-2380

                                        6

          or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

     (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local
          Business Day.

(l)  ADDRESS FOR TRANSFERS.

          Party B:

          Wells Fargo Bank, N.A.
          San Francisco, CA
          ABA # 121000248
          Acct: # 3970771416
          Account Name: Corporate Trust Clearing
          FFC #: 50951703
          Ref: Banc of America Funding 2006-H; Swap Account

(m)  OTHER PROVISIONS.

     (i)  ADDITIONAL DEFINITIONS. As used in this Annex:

          "LOCAL BUSINESS DAY" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, New York and the location of the
          Supplemental Interest Trust Trustee, and (ii) in relation to a
          Transfer of Eligible Credit Support, a day on which the clearance system agreed between the parties for the delivery of Eligible Credit
          Support is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible
          Credit Support for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree).

          "RATINGS EVENT" means a "Ratings Event" (as defined in the
          Agreement).

          "MODIFIED EXPOSURE" means, for any Valuation Date, an amount equal to the greater of (a) the sum of Secured Party's Exposure for that
          Valuation Date plus (the Notional Volatility Buffer multiplied by the
          Notional Amount) and (b) zero.

          "NOTIONAL VOLATILITY BUFFER" as determined by the Valuation Agent for any date, means the outstanding Notional Amount of the Transaction on such date multiplied by the relevant percentage for such date as set out in the table below on such date.

                                        7

                                                         LESS THAN OR EQUAL
                         LESS THAN OR EQUAL TO 5      TO 10 YEARS BUT GREATER
PARTY A S&P RATING ON   YEARS TO TERMINATION DATE    THAN 5 YEARS TO TERMINATION
      SUCH DATE             OF THE TRANSACTION         DATE OF THE TRANSACTION
---------------------   -------------------------    ---------------------------
S-T Rating of A-2                 3.25%                         4.00%
S-T Rating of A-3                 4.00%                         5.00%
L-T Rating of BB+ or              4.50%                         5.75%
lower

     (ii)  EXPOSURE. The Parties agree that in the event of a Ratings Event relating to an action taken by S&P, the Valuation Agent shall verify its calculation of the Secured Party's Exposure on a weekly basis but shall verify such valuation by seeking two quotations from Reference
           Market-makers at the end of each quarter. For the avoidance of doubt, the Valuation Agent must (i) obtain at least 2 Market Quotations (as stated above) and (ii) may not obtain the quotations referred to above from the same Reference Market-maker in excess of four times during any 12 month period. Furthermore, the Exposure valuations should reflect the higher of two bids from Reference Market-makers that would be eligible and willing to provide the market quoation in the absence of the current provider. The collateral requirement should be based on the greater of the internal and external market quoations. In the event the verification procedures set forth above indicate that there is a deficiency in the amount of Eligible
           Collateral that has been posted to the Secured Party, the Pledgor shall post the amount of Eligible Collateral necessary to cure such deficiency to the Secured Party within three Local Business Days.

     (iii) HOLDING COLLATERAL. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted
           Collateral shall at all times be and remain the property of the
           Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

     (iv)  PERIOD OF PARTY A'S OBLIGATIONS.. Party A shall have no obligations under this Annex other than during a Collateral Requirement Period.

                                        8

     IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

     THE BANK OF NEW YORK               WELLS FARGO BANK, N.A., not in its
                                        individual capacity, but solely as
                                        Supplemental Interest Trust Trustee of
                                        the Supplemental Interest Trust of the
                                        Bank of America Funding 2006-H Trust
                                        created under the Pooling and Servicing
                                        Agreement

By:                                     By:
    ---------------------------------       ------------------------------------
    Name:                                   Name:
    Title:                                  Title:
    Date:                                   Date:

                                        9

                                    EXHIBIT U

                           Interest Rate Cap Agreement

                                [Attached hereto]

                                       U-1

                                         [The BANK of NEW YORK(SM) LOGO OMITTED]

                                                       Dated: September 29, 2006

                              Rate Cap Transaction

                           Re: BNY Reference No. 38392

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the
"Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo
Bank, N.A., not individually, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of the Banc of America Funding 2006-H Trust
(the "Counterparty"). The definitions and provisions contained in the 2000 ISDA
Definitions, as published by the International Swaps and Derivatives
Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the
"Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

   Type of Transaction:   Rate Cap

   Notional Amount:       With respect to any Calculation Period the amount set
                          forth for such period on Schedule I attached.

   Trade Date:            September 26, 2006

   Effective Date:        August 20, 2007

   Termination Date:      June 20, 2011

FIXED AMOUNTS:

   Fixed Amount Payer:    Counterparty

   Fixed Amount:          USD [__]

   Fixed Amount Payment
   Date:                  September 29, 2006

FLOATING AMOUNTS:

   Floating Rate Payer:   BNY

   Cap Rate:              For each Calculation Period, as set forth for such
                          period on Schedule I attached hereto.

   Ceiling Rate:          For each Calculation Period, as set forth for such
                          period on Schedule I attached hereto.

   Floating Rate Payer
   Period End Dates:      The 20th calendar day of each month during the Term of
                          this Transaction, commencing September 20, 2007, and
                          ending on the Termination Date, with No Adjustment.

   Floating Rate Payer
   Payment Dates:         Early Payment shall be applicable. The Floating Rate
                          Payer Payment Date shall be two (2) Business Days
                          preceding each Floating Rate Payer Period End Date.

   Floating Rate Option:  USD-LIBOR-BBA, provided, however, if the Floating Rate
                          Option for a Calculation Period is greater than the
                          Ceiling Rate then the Floating Rate Option for such
                          Calculation Period shall be deemed equal to the
                          Ceiling Rate.

   Designated Maturity:   One month

   Floating Rate Day
   Count Fraction:        Actual/360

   Reset Dates:           The first day of each Calculation Period

   Compounding:           Inapplicable

ADDITIONAL TERMS:

   Business Days:         New York and London

   Calculation Agent:     BNY

Account Details and
Settlement Information:   PAYMENTS TO BNY:

                          The Bank of New York
                          Derivative Products Support Department
                          32 Old Slip, 16th Floor
                          New York, New York 10286
                          Attention: Renee Etheart
                          ABA #021000018
                          Account #890-0068-175
                          Reference: Interest Rate Swaps/Cap

                          PAYMENTS TO COUNTERPARTY:

                          Wells Fargo Bank, N.A.
                          San Francisco, CA
                          ABA #: 121000248
                          Acct #: 3970771416
                          Account Name: Corporate Trust Clearing
                          FFC #: 50951702
                          Ref: Banc of America Funding 2006-H, Interest Rate Cap
                          Carry over Reserve Account

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to
Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at
212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:
    ---------------------------------
    Name:
    Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST
TRUST TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST OF THE BANC OF AMERICA FUNDING
2006-H TRUST

By:
    ---------------------------------
    Name:
    Title:

                                   SCHEDULE I

 (all dates subject to adjustment in accordance with the Following Business Day
                                  Convention)

ACCRUAL END   ACCRUAL START   NOTIONAL AMOUNT
    DATE           DATE           (IN USD)      CAP RATE (%)   CEILING RATE (%)
-----------   -------------   ---------------   ------------   ----------------
 20-Aug-07      20-Sep-07      345,376,499.30      8.1034           8.1701
 20-Sep-07      20-Oct-07      338,410,967.55      8.1163           8.1487
 20-Oct-07      20-Nov-07      331,574,230.57      7.9587           8.1403
 20-Nov-07      20-Dec-07      324,863,938.04      8.0007           8.1342
 20-Dec-07      20-Jan-08      318,277,725.61      7.8354           8.1297
 20-Jan-08      20-Feb-08      311,813,301.56      7.7770           8.1264
 20-Feb-08      20-Mar-08      305,468,416.40      7.9545           8.1237
 20-Mar-08      20-Apr-08      299,240,862.16      7.6708           8.1212
 20-Apr-08      20-May-08      293,128,594.15      7.7413           8.1184
 20-May-08      20-Jun-08      287,129,600.76      7.5722           8.1147
 20-Jun-08      20-Jul-08      281,241,543.63      7.6500           8.1096
 20-Jul-08      20-Aug-08      275,462,548.24      7.4807           8.1026
 20-Aug-08      20-Sep-08      269,790,551.43      7.4343           8.0933
 20-Sep-08      20-Oct-08      264,223,511.41      7.5178           8.0817
 20-Oct-08      20-Nov-08      258,759,392.07      7.3468           8.0708
 20-Nov-08      20-Dec-08      253,396,368.56      7.4469           8.0614
 20-Dec-08      20-Jan-09      248,132,357.93      7.2779           8.0537
 20-Jan-09      20-Feb-09      242,965,866.56      7.2400           8.0479
 20-Feb-09      20-Mar-09      237,894,867.06      7.6596           8.0443
 20-Mar-09      20-Apr-09      232,917,669.12      7.1704           8.0430
 20-Apr-09      20-May-09      228,032,535.10      7.2924           8.0444
 20-May-09      20-Jun-09      223,237,840.50      7.1266           8.0485
 20-Jun-09      20-Jul-09      218,531,975.24      7.2669           8.0556
 20-Jul-09      20-Aug-09      213,913,288.74      7.1064           8.0659
 20-Aug-09      20-Sep-09      209,380,382.55      7.0822           8.0797
 20-Sep-09      20-Oct-09      204,931,330.48      7.2212           8.0965
 20-Oct-09      20-Nov-09      200,564,565.53      7.0426           8.1139
 20-Nov-09      20-Dec-09      196,831,473.70      7.1919           8.1310
 20-Dec-09      20-Jan-10      193,184,288.92      7.0139           8.1477
 20-Jan-10      20-Feb-10      189,604,571.54      6.9971           8.1637
 20-Feb-10      20-Mar-10      186,091,084.91      7.5204           8.1790
 20-Mar-10      20-Apr-10      182,642,627.85      6.9634           8.1932

 20-Apr-10      20-May-10      179,257,956.30      7.1165           8.2062
 20-May-10      20-Jun-10      175,935,923.36      6.9359           8.2177
 20-Jun-10      20-Jul-10      172,675,393.78      7.0958           8.2277
 20-Jul-10      20-Aug-10      169,475,275.34      6.9066           8.2359
 20-Aug-10      20-Sep-10      166,334,368.65      6.8888           8.2420
 20-Sep-10      20-Oct-10      163,251,566.90      7.0496           8.2464
 20-Oct-10      20-Nov-10      160,225,878.73      6.8565           8.2505
 20-Nov-10      20-Dec-10      157,256,099.33      7.0241           8.2549
 20-Dec-10      20-Jan-11      154,341,219.87      6.8343           8.2595
 20-Jan-11      20-Feb-11      151,480,268.21      6.8195           8.2643
 20-Feb-11      20-Mar-11      148,672,300.66      7.4118           8.2694
 20-Mar-11      20-Apr-11      145,916,290.45      6.8071           8.2747
 20-Apr-11      20-May-11      143,211,308.96      7.4088           8.2803
 20-May-11      20-Jun-11      140,556,049.75      7.6045           8.2862

                                    EXHIBIT V

                          Interest Rate Floor Agreement

                                [Attached hereto]

                                       V-1

                                         [The BANK of NEW YORK(SM) LOGO OMITTED]

                                                       Dated: September 29, 2006

                             Rate Floor Transaction

                           Re: BNY Reference No. 38391

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate floor Transaction entered into on the Trade Date specified below (the
"Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo
Bank, N.A., not individually, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust of the Banc of America Funding 2006-H Trust
(the "Counterparty"). The definitions and provisions contained in the 2000 ISDA
Definitions, as published by the International Swaps and Derivatives
Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the
"Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

   Type of Transaction:   Rate Floor

   Notional Amount:       With respect to any Calculation Period the amount set
                          forth for such period on Schedule I attached.

   Trade Date:            September 26, 2006

   Effective Date:        March 20, 2007

   Termination Date:      September 20, 2009

FIXED AMOUNTS:

   Fixed Amount Payer:    Counterparty

   Fixed Amount:          USD [_____]

   Fixed Amount Payment
   Date:                  September 29, 2006

FLOATING AMOUNTS:

   Floating Rate Payer:   BNY

   Floor Rate:            For each Calculation Period, as set forth for such
                          period on Schedule I attached hereto.

   Ceiling Rate:          For each Calculation Period, as set forth for such
                          period on Schedule I attached hereto.

   Floating Rate Payer
   Period End Dates:      The 20th calendar day of each month during the Term of
                          this Transaction, commencing April 20, 2007, and
                          ending on the Termination Date, with No Adjustment.

   Floating Rate Payer
   Payment Dates:         Early Payment shall be applicable. The Floating Rate
                          Payer Payment Date shall be two (2) Business Days
                          preceding each Floating Rate Payer Period End Date.

   Floating Rate Option:  USD-LIBOR-BBA, provided, however, if the Floating Rate
                          Option for a Calculation Period is less than the
                          Ceiling Rate then the Floating Rate Option for such
                          Calculation Period shall be deemed equal to the
                          Ceiling Rate.

   Designated Maturity:   One month

   Floating Rate Day
   Count Fraction:        Actual/360

   Reset Dates:           The first day of each Calculation Period

   Compounding:           Inapplicable

ADDITIONAL TERMS:

   Business Days:         New York and London

   Calculation Agent:     BNY

Account Details and
Settlement Information:   PAYMENTS TO BNY:
                          The Bank of New York
                          Derivative Products Support Department
                          32 Old Slip, 16th Floor
                          New York, New York 10286
                          Attention: Renee Etheart
                          ABA #021000018
                          Account #890-0068-175
                          Reference: Interest Rate Swaps/Floor

                          PAYMENTS TO COUNTERPARTY:

                          Wells Fargo Bank, N.A.
                          San Francisco, CA
                          ABA #: 121000248
                          Acct #:3970771416
                          Account Name: Corporate Trust Clearing
                          FFC #: 50951704
                          Ref: Banc of America Funding 2006-H, Floor
                          Account

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to
Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at
212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:
    ---------------------------------
    Name:
    Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST
TRUST TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST OF THE BANC OF AMERICA FUNDING
2006-H TRUST

By:
    ---------------------------------
    Name:
    Title:

                                   SCHEDULE I

 (all dates subject to adjustment in accordance with the Following Business Day
                                   Convention)

                                                                 Floor Rate   Ceiling Rate
Accrual Start Date   Accrual End Date   Notional Amount in USD       (%)           (%)
------------------   ----------------   ----------------------   ----------   ------------

     20-Mar-07           20-Apr-07         1,125,484,448.95        4.7803        4.6203
     20-Apr-07           20-May-07         1,109,979,132.44        4.7097        4.5497
     20-May-07           20-Jun-07         1,093,479,272.87        4.6386        4.4886
     20-Jun-07           20-Jul-07         1,076,023,830.79        4.5782        4.4282
     20-Jul-07           20-Aug-07         1,057,653,347.73        4.5439        4.3939
     20-Aug-07           20-Sep-07         1,035,248,452.20        4.5085        4.3585
     20-Sep-07           20-Oct-07         1,015,268,997.70        4.4729        4.3229
     20-Oct-07           20-Nov-07           994,514,430.46        4.4474        4.2974
     20-Nov-07           20-Dec-07           973,037,445.97        4.4277        4.2777
     20-Dec-07           20-Jan-08           950,893,610.44        4.4099        4.2599
     20-Jan-08           20-Feb-08           928,143,216.75        4.3872        4.2372
     20-Feb-08           20-Mar-08           900,306,689.35        4.4042        4.2542
     20-Mar-08           20-Apr-08           876,795,356.19        4.4201        4.2701
     20-Apr-08           20-May-08           852,973,168.59        4.4337        4.2837
     20-May-08           20-Jun-08           829,047,375.40        4.4516        4.3016
     20-Jun-08           20-Jul-08           805,322,280.56        4.4656        4.3156
     20-Jul-08           20-Aug-08           782,121,489.20        4.4889        4.3389
     20-Aug-08           20-Sep-08           754,636,043.52        4.5160        4.3560
     20-Sep-08           20-Oct-08           732,980,065.51        4.4331        4.3731
     20-Oct-08           20-Nov-08           711,960,373.48        4.4520        4.3920
     20-Nov-08           20-Dec-08           691,557,290.02        4.4773        4.4173
     20-Dec-08           20-Jan-09           671,753,726.51        4.4939        4.4339
     20-Jan-09           20-Feb-09           652,531,918.79        4.5190        4.4590
     20-Feb-09           20-Mar-09           623,628,976.84        4.5486        4.4886
     20-Mar-09           20-Apr-09           605,752,406.49        4.5725        4.5125
     20-Apr-09           20-May-09           588,401,140.15        4.6012        4.5412
     20-May-09           20-Jun-09           571,557,947.15        4.6269        4.5669
     20-Jun-09           20-Jul-09           555,208,546.59        4.6610        4.6010
     20-Jul-09           20-Aug-09           539,337,723.59        4.6865        4.6265
     20-Aug-09           20-Sep-09           515,859,567.51        4.7198        4.6598